UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-5141

Pacific Select Fund

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660

(Address of principal executive offices)

Robin S. Yonis

Vice President and General Counsel of Pacific Select Fund

700 Newport Center Drive

Post Office Box 9000

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Anthony Zacharski, Esq

Dechert LLP

90 State House Square

Hartford, CT 06103-3702

Registrant’s telephone number, including area code: (949) 219-6767

Date of fiscal year end: December 31

Date of reporting period: January 1, 2012–December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

December 31, 2012

Annual Report

PACIFIC SELECT FUND

PACIFIC SELECT FUND

The 2012 Annual Report for the American Funds® Insurance Series (“AFIS”) will be mailed separately to all Pacific Life Insurance Company and Pacific Life & Annuity Company variable life insurance policyholders and variable annuity contract owners with allocations to the American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios of the Pacific Select Fund (“PSF”). For those policyholders and contract owners, the AFIS Annual Report should be read in conjunction with the PSF Annual Report included herein.

PACIFIC SELECT FUND

Dear Shareholders:

We are pleased to share with you the Pacific Select Fund (Fund) Annual Report dated December 31, 2012. The Fund is the underlying investment vehicle for variable life insurance policies and variable annuity contracts offered by Pacific Life Insurance Company (Pacific Life) or its subsidiaries. Pacific Life Fund Advisors LLC (PLFA) is the adviser to the Fund and supervises the management of all of the Fund’s portfolios. As Adviser to the Fund, PLFA manages the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios (Portfolio Optimization Portfolios), each of which is an asset allocation “fund of funds” and which invests in certain other Fund portfolios.

PLFA also manages the Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios (Pacific Dynamix Portfolios) each of which is an asset allocation “fund of funds” and which invests in certain other Fund portfolios (Pacific Dynamix Underlying Portfolios) that are only available for investment by the three Pacific Dynamix Portfolios and are included in a separate Annual Report. Please see “Where to Go for More Information” for instructions on how to obtain the Pacific Dynamix Underlying Portfolios’ Annual Report.

Additionally, PLFA does business under the name “Pacific Asset Management” and manages the Cash Management and the High Yield Bond Portfolios under that name. For the other portfolios, with the exception of the American Funds® Growth, the American Funds® Growth-Income and the American Funds® Asset Allocation Portfolios, the Adviser has retained other firms to serve as portfolio managers under its supervision. Each of the American Funds Growth, the American Funds Growth-Income and the American Funds Asset Allocation Portfolios (the master-feeder portfolios) invests all of its assets in a master fund; and consequently, the Adviser has not retained other portfolio managers to manage assets of these portfolios. The portfolio managers and their portfolios as of December 31, 2012 are listed below:

Portfolio	Portfolio Manager
Cash Management	Pacific Asset Management
Diversified Bond	Western Asset Management Company (Western Asset)
Floating Rate Loan	Eaton Vance Management (Eaton Vance)
High Yield Bond	Pacific Asset Management
Inflation Managed	Pacific Investment Management Company LLC (PIMCO)
Inflation Protected	Western Asset Management Company (Western Asset)
Managed Bond	Pacific Investment Management Company LLC (PIMCO)
Short Duration Bond	T. Rowe Price Associates, Inc. (T. Rowe Price)
Emerging Markets Debt	Ashmore Investment Management Limited (Ashmore)
American Funds® Growth American Funds® Growth-Income	Capital Research and Management Company (Capital Research)–adviser to the Master Growth and Growth-Income Funds
Comstock	Invesco Advisers, Inc. (Invesco)
Dividend Growth	T. Rowe Price Associates, Inc. (T. Rowe Price)
Equity Index	BlackRock Investment Management, LLC (BlackRock)
Focused 30 Growth LT	Janus Capital Management LLC (Janus)
Large-Cap Growth	UBS Global Asset Management (Americas) Inc. (UBS)
Large-Cap Value	ClearBridge Advisors, LLC (ClearBridge)
Long/Short Large-Cap	J.P. Morgan Investment Management Inc. (JP Morgan)
Main Street® Core	OppenheimerFunds, Inc. (Oppenheimer)
Mid-Cap Equity	Lazard Asset Management LLC (Lazard)
Mid-Cap Growth	Morgan Stanley Investment Management Inc. (Morgan Stanley)
Mid-Cap Value	BlackRock Capital Management, Inc. (BlackRock Capital)
Small-Cap Equity	BlackRock Investment Management, LLC (BlackRock)/ Franklin Advisory Services, LLC (Franklin)
Small-Cap Growth	Fred Alger Management, Inc. (Alger)
Small-Cap Index	BlackRock Investment Management, LLC (BlackRock)
Small-Cap Value	NFJ Investment Group LLC (NFJ)
Health Sciences	Jennison Associates LLC (Jennison)
Real Estate	Morgan Stanley Investment Management Inc. (Morgan Stanley)
Technology	Columbia Management Investment Advisers, LLC (Columbia)
Emerging Markets	OppenheimerFunds, Inc. (Oppenheimer)
International Large-Cap	MFS Investment Management (MFS)
International Small-Cap	Batterymarch Financial Management, Inc. (Batterymarch)
International Value	J.P. Morgan Investment Management Inc. (JP Morgan)

PACIFIC SELECT FUND

Portfolio	Portfolio Manager
Currency Strategies	UBS Global Asset Management (Americas) Inc. (UBS)
Global Absolute Return	Eaton Vance Management (Eaton Vance)
Precious Metals	Wells Capital Management Incorporated (Wells Capital)
American Funds® Asset Allocation	Capital Research and Management Company (Capital Research)– adviser to the Master Asset Allocation Fund

Pacific Dynamix-Conservative Growth

Pacific Dynamix-Moderate Growth

Pacific Dynamix-Growth

Portfolio Optimization Conservative

Portfolio Optimization Moderate-Conservative

Portfolio Optimization Moderate

Portfolio Optimization Growth

Portfolio Optimization Aggressive-Growth

Pacific Life Fund Advisors LLC (PLFA)

Each of the portfolio managers, or in the case of the master-feeder portfolios, the adviser to the master funds, has prepared a discussion regarding the performance of the portfolios that they manage, including commentary discussing positive and negative factors affecting performance for the past twelve months.

We appreciate your confidence in the Fund and look forward to serving your financial needs in the years to come.

Sincerely,

James T. Morris Chairman of the Board Pacific Select Fund	Mary Ann Brown Chief Executive Officer Pacific Select Fund

PACIFIC SELECT FUND PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in the Fund. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus, as supplemented, which contains information about the Fund and each of its portfolios, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a portfolio will achieve its investment objective. Each portfolio is subject to market risk. The value of a portfolio changes as its asset values go up or down. The value of a portfolio’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns and seven-day yield (Cash Management Portfolio only) do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance. This report shows you the performance of the Fund’s portfolios compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the portfolios. Indices are unmanaged, do not incur transaction costs and cannot be purchased directly by investors. Index returns include reinvested dividends.

PLFA supervises the management of all of the portfolios of the Fund (subject to the review of the Fund’s Board) and directly manages, under the name Pacific Asset Management, the Cash Management and High Yield Bond Portfolios. PLFA also manages the Pacific Dynamix Portfolios and the Portfolio Optimization Portfolios. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed for the year ended December 31, 2012.

For the other portfolios, with the exception of the American Funds® Growth, American Funds® Growth-Income, and American Funds® Asset Allocation Portfolios (managed by Capital Research), PLFA has retained other firms to serve as portfolio managers under its supervision. Each of the portfolio managers (including Capital Research) has written a separate commentary specific to the portfolio(s) that they manage and as such, is based on their opinions of how their portfolio(s) performed during the year. The views expressed in the commentaries reflect those of the portfolio managers for the year ended December 31, 2012.

All views are subject to change at any time based upon market or other conditions, and the Fund, its adviser and the portfolio managers disclaim any responsibility to update such views. Any references to “we,” “I,” or “ours” are references to the portfolio manager or adviser, as applicable. The adviser and portfolio managers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Fund’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Fund’s operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the adviser or a portfolio manager believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements.

In connection with any forward-looking statements and any investment in the Fund, investors should carefully consider the investment objectives, policies and risks described in the Fund’s current prospectus, as supplemented, and the Statement of Additional Information, as supplemented.

Market Conditions (for the year ended December 31, 2012)

Executive Summary

In 2012, financial markets experienced pockets of volatility but finished the calendar year with solid gains. While the geopolitical and economic uncertainty that overwhelmed investors in 2011 lingered in 2012, no major disruptions caused the markets to veer off-course for a prolonged period. Nonetheless, the short-term “risk-on” and “risk-off” trend persisted with macro headlines primarily driving market sentiments.

Several key events caused volatility to rise in the first-half of the year. Without a solid economic foundation, markets continue to rely on support from policy actions. In order for the Federal Reserve (Fed) to continue with its low interest rate policies (toward which markets have reacted positively), inflation had to remain tamed. Earlier in the year, tensions over Iran’s nuclear program pushed oil prices higher, which created some concerns over inflation and the ability of the central bank to maintain its support. Additionally, the euro crisis appeared to have reached peak levels around the start of the reporting period. Amid this challenging environment, European countries saw changes in their political landscape. This included France electing a new president, as its citizens voted in favor of François Hollande’s anti-austerity push. The backlash from anti-austerity supporters (a united front against rampant unemployment and government spending cuts accompanied by strikes and demonstrations) caused additional concerns of unwinding the progress in Europe. Additionally, the economic drag from Europe had global implications that caused global economic growth projections to be revised downward. Concerns over China and its exports to Europe also weighed on its ability to sustain its dominant growth.

Despite the headwinds around the globe, financial markets marched higher over the second-half of the year. Although oil prices fluctuated since the sanctions against Iranian oil began, a dramatic impact on world oil supply and prices did not materialize. Without the threat of uncontrolled inflation, the Fed continued to provide further support by extending “Operation Twist” (its program to keep long-term rates low by selling its short-term assets and buying long-term Treasuries). The Fed also launched a third round of quantitative easing in September to purchase an additional

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

$40 billion in mortgage-backed securities (MBS) per month. From abroad, the political and economic disturbances in Europe finally led to the European Central Bank (ECB) to pledge full support to preserve the euro, which helped unfreeze capital flow throughout the European banking system.

Throughout the reporting period, central banks continued to play a vital role in sustaining the financial market recovery by providing unprecedented liquidity in the global banking system. While such efforts may have helped rejuvenate financial markets, political upheaval introduced uncertainty in the marketplace. Both U.S. and European politicians continued to muddle through their respective fiscal and economic issues. In the U.S., fears of the “fiscal cliff” scenario developed from the inability of Congress to promptly settle budgetary disagreements. In the eurozone, European politicians have struggled to agree and settle on the appropriate policy actions to recover their economies.

The global economy maintained a steady but slow recovery throughout the reporting period. Various risks continued to linger and influenced markets to varying degrees. The following sections highlight how specific market segments responded to the events that unfolded over the year.

Fixed Income

As the overall market sentiment improved relative to the prior reporting period, the broad, fixed income segment fell behind the broad, equity market. For the 2012 calendar year, the overall fixed income market (as measured by the Barclays U.S. Aggregate Bond Index) gained 4.21%. Short-term Treasuries and credits barely budged in 2012 as the Fed continued to maintain a near zero interest rate policy for the Federal Funds (Fed Funds). Long-term Treasuries benefited moderately from the Fed’s efforts to keep long-term yields low. Treasury yields (which have an inverse relationship to prices) continued to hit historic low levels, as the 10-Year Treasury yield dipped below 1.50% during the reporting period. The Barclays Long Term U.S. Treasury Index increased 3.56% for the calendar year.

In this environment, the riskier sectors within the fixed income segment performed relatively well. Emerging markets debt delivered strong results over the reporting period, as the J.P. Morgan Emerging Markets Bond Index Global Diversified Index returned 17.44% for the calendar year. The high yield market also experienced a strong rally with lower-rated credits outpacing those in the investment grade tiers. Additionally, the collateralized loan obligation market showed some revival throughout the calendar year, which boded well for bank loans. Throughout this low, Treasury yield environment, investors looked across the riskier spectrum to obtain yields.

Domestic Equity

The broad, domestic equity market experienced modest swings throughout the year but managed to finish the reporting period with a gain of 16.00% for the S&P 500 Index. Results were relatively mixed for the various categories within the domestic equities segment. One common theme among domestic equities was the double-digit returns across the market capitalization and style groups. With respect to market capitalization, mid-capitalization stocks outpaced those of large- and small-capitalizations. Value styles outperformed those of growth, which were primarily driven by the strong performances of the financials sector over the calendar year. The sector’s strong performance followed a dismal year in 2011, which then recovered as the central banks moved aggressively to support the global banking system. For the year, cyclical sectors (e.g. consumer discretionary) generally outpaced those of the defensive sectors (e.g. utilities). High dividend-paying sectors that typically include utilities stocks lost momentum during the reporting period after a strong rally in the prior year.

For the majority of the year, equity investors appeared to have focused more on the potential for capital appreciation. During uncertain environments (as in the second quarter of 2012), investors may lean toward capital protection where more conservative stocks such as those paying dividends and/or in defensive sectors tend to hold well. Over the past couple of years, real estate investment trusts (REITs) have displayed some hybrid characteristics for capital appreciation and capital protection. REITs have generally kept up with the overall equity market and maintained their gains during turbulent moments, delivering positive returns for all four quarters of the reporting period, which helped the Financial Times Stock Exchange National Association of Real Estate Investment Trust (FTSE NAREIT) Equity REITs Index gain 18.06% for the calendar year.

International Equity

After a difficult year for foreign stocks in 2011, international stocks (both developed and emerging markets) experienced a strong recovery over the reporting period. The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index and the MSCI Emerging Markets Index returned 17.32% and 18.22%, respectively. In the foreign equity market, smaller-capitalization stocks outperformed their larger counterparts. Similar to the U.S. equity market, financials led the pace among the sector groups. Performances were largely boosted by the ECB’s vow to aggressively intervene to support the euro.

Europe’s troubles have impacted many of its trading partners, which led to concerns over countries such as China that exports to those regions. Many economists and market participants had considered the probability of a hard-landing scenario where China’s economic growth would experience a significant drop. However, China has displayed some resiliency despite the impact on their exports, which have eased some concerns.

Concluding Remarks

Economic reports indicated that, the world economy grew at approximately 3.20% in 2012 (International Monetary Fund–World Economic Outlook Update–January 2013). Emerging markets, particularly China, contributed to that growth. Developed nations, on the other hand, crawled at a sluggish pace or contracted. Despite the dismal economic indicators, equity markets thrived over the calendar year. Perhaps, this was driven more out of relief of avoiding meltdown scenarios that markets had feared rather than reactions to signs of a strong and prosperous fundamental outlook.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The question remains on the sustainability of the market rise. Heading into 2013, equity valuations indicate that stock markets are trading near their three-year fair value range. However, these valuation levels remain below their long-term historical levels (e.g. 10-year averages). These trading ranges may be a reflection of the general market environment. Over the past few years, the world has been dealing with various crises, which may be causing a hesitation to push valuations back to longer-term historic levels.

More clarity has developed in 2013, but challenges still linger. The crisis level in the eurozone appears to have dwindled, but economic activity is expected to remain weak in the region. Although the situation in the U.S. is relatively better than its developed counterparts in Europe, economic growth is expected to remain modest. The benign economic activity in developed nations is anticipated to dampen demand for exports from emerging markets. This may have some varying implications to these emerging markets nations. Nonetheless, growth in countries such as China is expected to remain solid.

Performances in 2012 showed investors that markets can diverge from economic fundamentals. The level of uncertainty and risks throughout the globe may have caused some investors to reduce or avoid equity exposure in 2012. Those investors would have missed out on the impressive performance delivered from equities. This validates the importance of proper asset allocation to navigate through various market conditions.

Cash Management Portfolio (managed by Pacific Asset Management)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Cash Management Portfolio’s Class I returned 0.00%, compared to a 0.11% return for its benchmark, the BofA Merrill Lynch U.S. 3-Month T-Bill Index. The current yield measured during the seven-day period ended December 31, 2012 was 0.00%.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	5 Years	10 Years

Portfolio’s Class I	0.00%	0.49%	1.66%
BofA Merrill Lynch U.S. 3-Month T-Bill Index	0.11%	0.52%	1.78%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	0.00%	0.00%
BofA Merrill Lynch U.S. 3-Month T-Bill Index	0.11%	0.09%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. We at Pacific Asset Management continue to manage the portfolio with a focus on stability, liquidity, and current income through a consistent, disciplined investment approach emphasizing industry and asset type diversification. A low Fed Funds target rate and a shrinking supply of commercial paper constrained the absolute return environment for the portfolio. This environment generated relative outperformance by the longer duration assets in the portfolio. Citing the slack in the economy and the weakness in the labor force, the Fed remained accommodative throughout the year. The Fed Funds target rate was unchanged, remaining at the range between 0.00% and 0.25 percent. The three-month London Interbank Offered Rate (LIBOR) was very stable finishing at 0.31% on December 31, 2012. Fewer companies utilized the commercial paper market during the year which reduced supply and further lowered available yields.

Although the employment picture has started to improve and the economy is strengthening, we believe the Fed is going to remain cautious through the next few years and will want to ensure the recovery is on very solid footing before any tightening of monetary policy. We expect any tightening to be well forecasted to the market and would expect to shorten the fund’s weighted average maturity heading into a rate increase.

Diversified Bond Portfolio (managed by Western Asset Management Company)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Diversified Bond Portfolio’s Class I returned 8.37%, compared to a 4.21% return for its benchmark, the Barclays U.S. Aggregate Bond Index.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 1, 2006 through December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Western Asset Management Company began managing the portfolio on February 2, 2009, and some investment policies changed at that time. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2012(1)
	1 Year	5 Years	Since Inception (5/1/06)

Portfolio’s Class I	8.37%	5.47%	5.07%
Barclays U.S. Aggregate Bond Index	4.21%	5.95%	6.29%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	8.58%	7.46%
Barclays U.S. Aggregate Bond Index	4.21%	6.18%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. When selecting securities, Western Asset employs a team-oriented investment process which considers sector allocation, issue selection, duration exposure, term structure weighting and country/currency allocations. Generally, the manager expects the portfolio’s average duration to be within a range of 2.5 to 7 years. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk.

Despite the backdrop of a sluggish U.S. recovery and global uncertainties, spread sectors ended the reporting period meaningfully tighter which drove the portfolio’s strong performance. The portfolio’s non-Agency MBS allocation was the single largest contributor to portfolio performance as the sector benefited from positive carry, advantageous market technicals as well as from continued coupon and principal payments. Home default rates fell, and the nationwide home prices, as measured by the Case-Shiller Home Price Index, improved. We continue to believe that potential returns for non-Agency mortgages remain more heavily skewed to the upside, especially as delinquency rates have improved. An overweight exposure to high yield bonds was also a contributor to portfolio performance as default rates remained low and spreads tightened. Investment grade credit spreads also tightened by almost 90 basis points (bps), and the portfolio’s allocation to financials and industrials aided performance. We continue to favor financials, which remain discounted by the market, albeit currently to a lesser degree than in recent months. In-line with other spread sectors, commercial mortgage-backed securities (CMBS) outperformed during the year. The portfolio’s underweight positions to this sector resulted in this allocation detracting from portfolio performance. The portfolio’s Agency mortgage allocation, however, was a contributor to its performance. Throughout the year, we focused on selecting certain mortgage pools and coupons which avoided exaggerated risk of government-sponsored mortgage refinancing, thus decreasing prepayment risk. This strategic issue selection aided performance, and we brought the portfolio’s allocation down later during the reporting period due to elevated valuation and in favor of opportunities in the high yield space. The portfolio’s overall tactical duration positioning had a relatively small, positive impact on its performance as rates ended the year lower on the whole. Yield curve positioning, on the other hand, with a bias toward longer-dated yields detracted as the curve steepened over the year (as measured by the steepness between the 5-year and 30-year Treasury yields).

Continued mild gross domestic product (GDP) growth supports our view that the economic recovery is proceeding along a subdued, yet positive, trajectory. Barring a sudden contagion, we expect a continuation of positive, domestic economic growth. We continue to favor spread sectors. We are maintaining our exposure to the high yield sector given increased support from the Fed, stable-to-improving fundamentals and advantageous technicals. In Agency mortgages, we will continue to emphasize coupon selection to reduce prepayment risk as opposed to focusing on the overall sector weight. We believe that potential returns for the non-Agency mortgage sector remain more heavily skewed to the upside, especially as delinquency rates and home prices improve. We will maintain a short duration position, which we may tactically adjust. We will continue to favor an overweight to the back end of the yield curve as a hedge against periodic flights-to-safety.

Floating Rate Loan Portfolio (managed by Eaton Vance Management)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Floating Rate Loan Portfolio’s Class I returned 8.10%, compared to a 9.66% return for its benchmark, the S&P/LSTA Leveraged Loan Index.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 1, 2007 through December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Eaton Vance Management began managing the portfolio on May 1, 2010, and some investment policies changed at that time. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2012(1)
	1 Year	5 Years	Since Inception (5/1/07)

Portfolio’s Class I	8.10%	0.88%	0.44%
S&P/LSTA Leveraged Loan Index	9.66%	5.68%	4.89%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	8.31%	5.10%
S&P/LSTA Leveraged Loan Index	9.66%	4.73%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. Relative to the benchmark, the portfolio maintains a greater focus on higher-quality loans. As loan prices for the higher-quality segments of the loan market began the year near par ($98.98 for BBB loans and $97.88 for BB loans), they possessed less price appreciation potential than their lower-quality counterparts, so investment income made up a significant portion of their returns during the reporting period. In comparison, the average price of the more speculative CCC loan segment ended the year at $79.25, up from $69.44 a year earlier. As a result, lower-quality loans outperformed higher-quality loans by a meaningful margin. CCC loans notched a18.35% gain, outpacing the 7.17% and 5.13% returns for BB and BBB loans respectively. Loans in default within the benchmark were the biggest gainers over the reporting period, rising 25.77%.

The portfolio’s underweight to CCC loans, overweight to BB loans, and avoidance of any defaulted loans all detracted from the portfolio’s relative performance during the reporting period. While higher risk can be rewarded over short periods, such as the market environment in 2012, it is Eaton Vance’s experience that a higher-quality stance has generally resulted in better risk-adjusted results over time. We believe the optimal risk/return profile can be achieved predominately through interest income realized through investments of higher-quality loans, rather than focusing largely on capital gains associated with distressed loans.

The portfolio management team employs a rigorous, bottom-up credit research process where loan selection drives portfolio performance. With that said, deconstructing results from the perspective of industry exposures can be instructive. Publishing and utilities, two of the worst-performing industry groups in 2011, rebounded in 2012, posting strong returns of 20.3% and 12.0% respectively. The portfolio’s material underweight exposure to these industries weighed on the portfolio’s relative performance results.

Contributing to portfolio relative performance were underweight exposures to the aerospace & defense and telecommunications industries, which both lagged the broader market, delivering returns of 2.1% and 7.4% respectively.

As of December 31, 2012, the portfolio was well diversified with 357 loan issuer positions across 35 industries. The portfolio’s higher-quality positioning is exhibited in its average loan price of $99.49 compared to a $97.51 average loan price for the benchmark as of December 31, 2012. Additionally, given the floating rate nature of the asset class, the loans in the portfolio reset their coupons every 49 days on average as of December 31, 2012, resulting in a limited interest rate risk exposure for the portfolio as compared to longer duration fixed income funds.

High Yield Bond Portfolio (managed by Pacific Asset Management)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the High Yield Bond Portfolio’s Class I returned 15.30%, compared to a 15.78% return for its benchmark, the Barclays U.S. High-Yield 2% Issuer Capped Bond Index.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	5 Years	10 Years

Portfolio’s Class I	15.30%	8.24%	8.42%
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	15.78%	10.45%	10.60%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	15.53%	7.86%
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	15.78%	8.85%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The portfolio seeks a high level of current income by investing in non-investment grade debt instruments. Using a fundamental credit approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts.

The portfolio’s overweight to B rated securities and underweight to BB rated securities was a benefit to portfolio performance, while the equal weighting to CCC rated securities was neutral to its performance. The portfolio’s underweight to refining and overweight to consumer cyclicals helped its performance while the portfolio’s underweight to homebuilders and banking detracted from portfolio performance. The portfolio duration was higher than the benchmark during the year, which was a positive contributor to its performance as longer duration securities benefited from spread compression.

Inflation Managed Portfolio (managed by Pacific Investment Management Company LLC)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Inflation Managed Portfolio’s Class I returned 9.87%, compared to a 6.98% return for its benchmark, the Barclays U.S. TIPS Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	5 Years	10 Years

Portfolio’s Class I	9.87%	7.92%	6.96%
Barclays U.S. TIPS Index	6.98%	7.04%	6.65%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	10.09%	10.27%
Barclays U.S. TIPS Index	6.98%	9.37%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. We at PIMCO implemented the portfolio’s investment strategies by investing in bonds and derivative instruments. During the reporting period, an underweight position to treasury inflation protected securities (TIPS) through cash bonds and interest rate swaps was a negative influence on the portfolio’s performance as real yields rallied during the reporting period. However, favoring the intermediate portion of the TIPS curve to capture higher real yields helped the portfolio’s performance. The portfolio was short Australian dollar holdings for part of the reporting period which detracted from its performance as this currency appreciated versus the U.S. dollar.

A position in bonds of financial companies outperformed the broader, corporate market and added to portfolio performance, amid an accommodative monetary policy and improving housing data. Exposure to non-Agency MBS was a positive influence on the portfolio’s performance supported by positive supply technicals. Exposure to non-U.S. developed interest rates through inflation-linked bonds and interest rate swaps added to portfolio performance as these countries have stronger sovereign balance sheets and higher real yields that leave room to respond to continued global economic growth pressures. The portfolio’s exposure to emerging markets local debt denominated in Brazilian real, achieved through zero coupon swaps, added to the portfolio’s performance as the Monetary Policy Committee cut the policy rate.

We expect the global economy to grow at a real rate of 1.50 to 2.00 % in 2013. Real growth will be moderated by efforts to resolve debt overhangs through fiscal restraint as evidenced by the slowing in corporate profits, capital expenditures and global trade. Simultaneously, inflation will decrease in the near-term. Households will continue to de-lever their balance sheets while the corporate sector remains reluctant to engage its own. Nominal growth could, however, be bolstered by the continued resolve of central banks. The balance of these forces will determine if GDP growth has slowed to stall speed or if a coordinated global slowdown can be averted.

With regard to portfolio strategy, we look to reduce risk while preferring high quality income, over price appreciation, as risk premiums still appear richly priced relative to our outlook. We plan to maintain an overall neutral duration position with a focus on intermediate maturity TIPS that offer higher real yields and potential for price appreciation as the maturity rolls down. We will remain underweight both long-dated TIPS and nominals due to unfavorable risk/return characteristics. With low real yields in the U.S., we plan to continue holding inflation-linked bonds (ILBs) from Australia and Mexico that are linked to stronger sovereign balance sheets. To take advantage of the country’s persistent inflation and the exaggerated reaction to potential methodology changes to its inflation calculation, we plan to tactically hold United Kingdom (U.K.) ILBs. We look to allocate Italian ILBs to benefit from attractive valuations from recent market dislocations along with the potential for ECB purchases. We plan to maintain exposure to interest rates in countries such as Brazil, which have relatively high nominal and real local interest rates and steep yield curves with the potential to capture roll-down.

Inflation Protected Portfolio (managed by Western Asset Management Company)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Inflation Protected Portfolio’s Class I returned 5.51%, compared to a 6.98% return for its benchmark, the Barclays U.S. TIPS Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 2, 2011 through December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class I	5.51%	8.19%
Barclays U.S. TIPS Index	6.98%	9.37%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	5.72%	8.33%
Barclays U.S. TIPS Index	6.98%	9.37%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. Western Asset maintains the portfolio’s strategy of holding a mixture of TIPS, total return swaps on TIPS, and inflation-linked bonds issued by foreign governments. Non-U.S. dollar-denominated inflation linked securities were chosen based on value relative to TIPS of a corresponding maturity.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Market expectations of inflation ended 2012 significantly higher, despite the considerable volatility over the reporting period. Beginning the reporting period at a level of 1.95%, the 10-year breakeven inflation rate rose to 2.45% in March 2012 as the Fed extended its commitment to keep rates low. But once again Europe’s problems spilled over into global markets in April and May, this time focused on Spain, lowering inflation expectations and risky asset prices. June saw the ECB combine with politicians to stem the Spanish problems, and together with further action from the Fed, drove break evens and risk asset prices up throughout the remainder of 2012, closing the year near their recent highs. All of the above culminated in a strong performance from TIPS with the benchmark returning 6.98%.

For the year as a whole, the portfolio lagged the benchmark as TIPS rallied strongly and outperformed the selected foreign issues that detracted from performance. Most notable was the turbulence in the U.K. inflation-linked market caused by the U.K government’s decision to review the Retail Price Index (RPI) inflation measure, which had they gone ahead, would have damaged both value and reputation of the market.

Our expectations for a continued economic recovery, albeit at a subdued pace, are supported by ongoing, modest GDP growth. We expect a continuation of mildly positive domestic economic growth and for inflation linked assets to perform modestly well into 2013. However, caution is the watchword as we head into 2013. We remain cognizant of potential negative spillover effects should a contagion erupt overseas and of the impact of domestically driven events such as the impending debt ceiling debates. Still, the Fed remains highly accommodative and continues to implement non-traditional easing programs. Corporate balance sheets remain strong. Overseas, the European sovereign debt crisis has moderated and the Chinese economy appears to be picking up. Therefore, we expect real yields to rise moderately, especially in maturities under five-to-seven years, and we continue to look to hold inflation-linked securities from commodity-driven economies, such as Australia and Canada, or in the U.K. where inflation protection is cheaper than in the U.S. instead of equivalent TIPS.

Managed Bond Portfolio (managed by Pacific Investment Management Company LLC)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Managed Bond Portfolio’s Class I returned 10.72%, compared to a 4.21% return for its benchmark, the Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	5 Years	10 Years

Portfolio’s Class I	10.72%	8.30%	6.89%
Barclays U.S. Aggregate Bond Index	4.21%	5.95%	5.18%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	10.94%	7.31%
Barclays U.S. Aggregate Bond Index	4.21%	6.18%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. We at PIMCO implemented the portfolio’s investment strategies by investing in bonds and derivative instruments. Tactical duration positioning in the U.S. through the use of cash bonds and interest rate swaps was positive for the portfolio’s performance. Within investment grade credit, a focus on financials added to portfolio performance returns as this sector outperformed the broader corporate market amid an accommodative monetary policy and improving housing data. Additionally, holdings of Agency MBS during the reporting period impacted the portfolio’s performance positively as this sector outperformed like-duration Treasuries. An allocation to non-Agency MBS, which was supported by positive supply technicals, also contributed to performance.

Beyond core sectors, exposure to non-U.S. developed interest rates, particularly core Europe, through cash bonds and interest rate swaps, added to portfolio performance as rates declined in this region on renewed confidence in the ECB. Exposure to high yield, through the use of cash bonds and interest rate swaps, also added to portfolio performance as spreads tightened. Exposure to emerging markets local interest rates in Brazil through cash bonds and interest rate swaps added to portfolio performance as the Monetary Policy Committee cut the policy rate. Holdings of Build America Bonds (BABs) were positive for portfolio performance, as this sector continued to offer attractive valuations relative to similarly rated corporates.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

We expect the global economy to grow at a real rate of 1.50 to 2.0 % in 2013. Real growth will be moderated by efforts to resolve debt overhangs through fiscal restraint as evidenced by the slowing in corporate profits, capital expenditures and global trade. Simultaneously, inflation will decrease in the near-term. Households will continue to de-lever their balance sheets while the corporate sector remains reluctant to engage its own. Nominal growth could, however, be bolstered by the continued resolve of central banks. The balance of these forces will determine if GDP growth has slowed to stall speed or if a coordinated global slowdown can be averted.

With regard to portfolio strategy, we plan to continue to reduce risk while preferring high quality income, over price appreciation, as risk premiums still appear richly priced relative to our outlook. We will remain focused on sectors that will benefit from central bank actions that have increased liquidity and suppressed volatility. We look to selectively add high quality duration in countries with healthier balance sheets and independent monetary policy, including, Australia, Canada, Brazil, and Mexico. We plan to reduce holdings in Agency MBS to benchmark weightings as Agency MBS appear fully priced with limited upside following recent central bank actions. We will continue to hold non-Agency MBS and commercial MBS that have senior positions in the capital structure as another source of yield. Within credit, we aim to shift credit exposure toward securities higher in the capital structure and remain cautious on the bonds of companies with economic exposure to Europe. We also look to retain exposure to select corporate and quasi-sovereign bonds in countries with strong initial conditions and strong balance sheets such as Brazil and Mexico. We will continue to hold high quality municipal bonds which have reverted to fair value and will also retain longer-dated TIPS positions to protect against potentially higher long-term inflation. Finally, we will maintain an overall neutral currency stance with slight overweight positions in high quality, emerging markets currencies such as the Brazilian real, Chinese yuan, and Mexican peso.

Short Duration Bond Portfolio (managed by T. Rowe Price Associates, Inc.)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Short Duration Bond Portfolio’s Class I returned 3.19%, compared to a 1.26% return for its benchmark, the Barclays 1-3 Year U.S. Government Credit/Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 1, 2003 through December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	T. Rowe Price Associates, Inc. began managing the portfolio on May 1, 2011, and some investment policies changed at that time. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2012(1)
	1 Year	5 Years	Since Inception (5/1/03)

Portfolio’s Class I	3.19%	2.11%	2.38%
Barclays 1-3 Year U.S. Government Credit/Bond Index	1.26%	2.88%	3.10%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	3.40%	2.23%
Barclays 1-3 Year U.S. Government Credit/Bond Index	1.26%	1.31%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. We at T. Rowe Price invest the portfolio’s assets in fixed income securities (including derivatives on such securities). Normally the portfolio will focus on high quality, investment grade securities. Generally, we expect to track the duration of the benchmark (plus or minus a half-year), although the securities held may have short-, intermediate-, and long-terms to maturity. In addition to making active sector allocations and security selection decisions, the management team monitors portfolio duration as part of the management for the portfolio.

Sector allocations were the primary driver of relative returns. The portfolio’s overweight allocation to short-term, investment-grade corporate bonds with a corresponding underweight to Treasuries benefited the portfolio’s performance returns the most. Despite intermittent pressure stemming from macro-economic concerns, corporate bonds proved resilient. The sector generated strong returns as demand increased significantly as investors sought an incremental yield advantage in a low-rate environment. In addition to the portfolio’s corporate allocation, its out-of-benchmark exposure to high yield bonds and CMBS also drove performance to a lesser extent. For similar reasons as the corporate sector, investors continued to reach for yield in these higher beta (risk) sectors, as rates remain at absolute lows.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Our strategic underweight to Treasuries also contributed to portfolio performance returns relative to the benchmark. Although Treasury issues posted positive absolute returns for the reporting period, spread sectors such as corporate and securitized holdings outperformed due to insatiable demand for incremental yield, several periods of optimism regarding global economic conditions, and monetary policy support by the ECB and the Fed. Therefore, the portfolio’s underweight exposure to Treasuries benefited the portfolio.

Positioning on the yield curve was also a driver of relative performance as rates along the intermediate portion of the curve experienced declines during the reporting period—driven lower in part by significant investor concerns over global economic conditions, the sovereign debt crisis in the eurozone, and continued support for the Treasury market via Fed policy. The portfolio’s modest exposure to intermediate maturities mostly through MBS and investment-grade corporates, contributed to portfolio performance.

There were only a few very minor detractors for the reporting period. The portfolio’s allocations in several Money Center Banks detracted as the portfolio’s holdings were floating rate securities and those with shorter-duration. The fixed-rate, longer-duration banking names in the benchmark outperformed. The portfolio’s exposure to Telecom Italia S.P.A. detracted from its performance for similar reasons as the short-duration bonds from the issuer did not perform as well as the longer-duration bonds in the benchmark.

Emerging Markets Debt Portfolio (managed by Ashmore Investment Management Limited)

Q. How did the portfolio perform for the period ended December 31, 2012?

A. The portfolio commenced operations on April 30, 2012. For the period from inception through December 31, 2012, the Emerging Markets Debt Portfolio’s Class I returned 10.60%, compared to a 10.85% return for its benchmark, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on April 30, 2012 through December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2012 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the period from Inception through December 31, 2012
Since Inception (4/30/12)~

Portfolio’s Class I	10.60%
J.P. Morgan EMBI Global Diversified Index	10.85%
Since Inception (4/30/12)~

Portfolio’s Class P	10.74%
J.P. Morgan EMBI Global Diversified Index	10.85%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period since inception through December 31, 2012, the portfolio’s Class I underperformed the benchmark. We at Ashmore tactically manage exposure to external debt, local currency and corporate debt. The portfolio invests its assets in debt instruments that are economically tied to emerging market countries, which are issued by governments (sovereigns), government-guaranteed or majority government-owned entities (quasi-sovereigns), government agencies and corporate issuers, and may be denominated in any currency, including the local currency of the issuer.

The portfolio’s allocation to external debt during the reporting period was just over 60% of the portfolio, peaking in August before dropping back to original levels. The portfolio’s underweight allocation to external debt detracted from performance over the reporting period, as sovereign external debt performed better than local currency and corporate bonds in 2012. However, within this theme, our country/security selection contributed positively to portfolio performance. During the reporting period, Venezuela, Russia and Brazil performed the best within external debt markets.

The portfolio’s exposure to local currency instruments was managed dynamically during the reporting period. The exposure was increased significantly during the third quarter, when we expected local currency-denominated bonds and currencies to respond well to ongoing policy action by global central banks. First, local currency bonds rallied as emerging market central banks’ cut their domestic interest rates and attracted inflows. Additionally, in September, emerging markets currencies benefited from a new round of quantitative easing by the Fed. Over the reporting period, the portfolio’s exposure to local currency bonds was a positive contributor to performance, principally because the portfolio was invested in local markets where interest rates markets performed very well (Brazil, Russia).

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

During the reporting period, we increased and then maintained the portfolio’s exposure to corporate bonds, as their value relative to sovereigns has represented one of the best opportunities in emerging markets fixed income. Value was added to the portfolio as a result of the portfolio’s overweight positions in Chinese corporate bonds, notably in the real estate sector.

Considering the portfolio’s country-level attribution across all three themes (external debt, local debt and corporate debt), China, Brazil and Mexico were the three, largest contributors to performance relative to the benchmark. The portfolio was overweight relative to the benchmark in all three countries. In Brazil, the portfolio benefited particularly from positions in local currency government bonds, which rallied as the central bank cut interest rates aggressively. In China, the portfolio’s corporate bond positions performed very well as fears of economic slowdown gave way to solid growth and a market recovery. In Mexico, the portfolio benefited from overweight positions in all three themes, helped by a solid macroeconomic performance in 2012. Conversely, the top detractors relative to the benchmark were Turkey, Peru and Hungary; three countries where the portfolio has been underweight, and which performed quite well for different reasons. Turkey delivered a better-than-expected economic performance in 2012. In Peru, we have felt for some time that the assets were expensive, and we have maintained an underweight position as we saw better opportunities in other markets. Hungary managed to recover the support of investors despite accumulating significant economic challenges since the previous year.

American Funds Growth Portfolio (Capital Research and Management Company manages the Master Growth Fund)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the American Funds Growth Portfolio’s Class I returned 17.45%, compared to a 16.00% return for its benchmark, the S&P 500 Index. The American Funds Growth Portfolio (Feeder Growth Portfolio) invests all of its assets in Class 1 shares of the Growth Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth Fund). The Master Growth Fund returned 18.19% for the same period. The performance for the Feeder Growth Portfolio was lower than the Master Growth Fund due to expenses incurred by the Feeder Growth Portfolio.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 2, 2005 through December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	5 Years	Since Inception (5/2/05)~

Portfolio’s Class I	17.45%	0.52%	5.52%
S&P 500 Index	16.00%	1.66%	4.96%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	17.68%	1.71%
S&P 500 Index	16.00%	5.08%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The discussion that follows relates to the master fund. For the reporting period, the portfolio’s Class I outperformed the benchmark. The Master Growth Fund (the “fund”) invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The health care sector continued to be one of the main contributors to the fund’s results, with several biotechnology companies recording strong gains. Increasing consumer confidence helped lift companies in the consumer discretionary sector, including several of the fund’s largest holdings. Information technology and financial holdings also contributed to results.

The fund’s weakest sectors were materials and energy, which have experienced lower demand in recent months as economic growth has stalled in China and other key economies.

Outside the U.S., the fund’s best performance results again came from holdings in Spain, India and the Netherlands — holdings in Brazil and South Africa detracted from is performance.

As global uncertainty persists, Capital Research’s portfolio counselors continue to search for companies with good valuations and accelerating growth prospects.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

American Funds Growth-Income Portfolio (Capital Research and Management Company manages the Master Growth-Income Fund)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the American Funds Growth-Income Portfolio’s Class I returned 17.06%, compared to a 16.00% return for its benchmark, the S&P 500 Index. The American Funds Growth-Income Portfolio (Feeder Growth-Income Portfolio) invests all of its assets in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth-Income Fund). The Master Growth-Income Fund returned 17.79% for the same period. The performance for the Feeder Growth-Income Portfolio was lower than the Master Growth-Income Fund due to expenses incurred by the Feeder Growth-Income Portfolio.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 2, 2005 through December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	5 Years	Since Inception (5/2/05)~

Portfolio’s Class I	17.06%	0.57%	4.06%
S&P 500 Index	16.00%	1.66%	4.96%

	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	17.30%	4.24%
S&P 500 Index	16.00%	5.08%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The discussion that follows relates to the master fund. For the reporting period, the portfolio’s Class I outperformed the benchmark. The Master Growth-Income Fund (the “fund”) invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. Growing consumer confidence and an improved housing market in the U.S. helped companies in the consumer discretionary sector perform well, benefiting the fund’s performance. Stock selection was a key factor, with holdings in the media industry, particularly two cable television companies, having the most positive impact on the performance of the fund.

Good stock selection also helped in other sectors, including health care, where several of the fund’s investments in U.S. biotechnology companies were performing well, as well as telecommunication services and information technology.

The fund’s weakest sector was energy, where companies were hurt by falling oil prices and lower demand. A relatively underweight to financial companies also held back portfolio performance results. Because of ongoing macro concerns, Capital Research’s portfolio counselors held a sizable portion of assets in cash. This cautionary measure helped the fund when stocks declined in the second quarter, but proved a drag on the full-year return.

While problems in Europe, China and the U.S. persist, there have recently been encouraging developments, and we remain confident that the fund’s holdings can prosper over the long-term.

Comstock Portfolio (managed by Invesco Advisers, Inc.)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Comstock Portfolio’s Class I returned 18.54%, compared to a 17.51% return for its benchmark, the Russell 1000 Value Index.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Invesco Advisers, Inc. began managing the portfolio on June 1, 2010. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2012(1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	18.54%	1.73%	7.04%
Russell 1000 Value Index	17.51%	0.59%	7.38%

	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	18.78%	3.69%
Russell 1000 Value Index	17.51%	4.69%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. We at Invesco aim to exploit market inefficiencies by investing in companies that appear undervalued relative to the market in general. Ultimately, we believe the market will recognize the value in these companies, and we will sell as the stock prices begin to reflect their intrinsic value. Although we are benchmark agnostic, we feel that stock selection, as opposed to making sector bets, may provide a more consistent opportunity for success. In addition, we believe investors can take advantage of pricing anomalies by purchasing undervalued stocks before there is a recognizable catalyst.

The portfolio’s investable universe includes all large-capitalization, U.S.-denominated equities. To distill these investments, we first filter for companies with sufficient liquidity. We filter the remaining securities on valuation metrics depending upon the growth or cyclical nature of their business. The result of this filtering process is a pool of highly liquid securities that we believe are statistically inexpensive relative to the broader market. Companies identified in the filtering process are thoroughly analyzed to assess intrinsic value and their ability to achieve fair value.

On the positive side, a significant overweight position and strong stock selection in the consumer discretionary sector was one of the largest contributors to portfolio performance. The portfolio’s main consumer discretionary sector exposure was in the media companies industry, with holdings such as Comcast Corp., Time Warner Cable, Inc. and News Corp. contributing the most within this industry and benefiting portfolio performance. Comcast, a top cable provider that is well positioned to take advantage of secular changes in broadband and content delivery, exhibited significant free cash flow generation, enabling the company to return capital to investors in terms of buying back company stock at attractive valuations. Strong stock selection within the financials sector also contributed to portfolio performance. The Allstate Corp., Citigroup, Inc. and The Bank of New York Mellon Corp. were the top performers within this sector, posting strong returns for the reporting period and boosting portfolio performance. Citigroup is currently trading at attractive valuations, despite the strong performance over the reporting period and has a strong capital and reserve position. Stock selection within industrials enhanced portfolio performance, as well. Textron, Inc. was a clear contributor to portfolio performance, posting over 30% returns for the reporting period. Having a material underweight to the utilities sector also boosted relative performance, as this was the worst performing sector within the benchmark for the reporting period. The portfolio has long been underweight the utilities sector, as valuations have not been attractive overall, due to investors’ desire for yield, driving up stock prices in this sector. Stock selection within the consumer staples sector also helped portfolio performance, followed by strong stock selection within the materials sector. Notably, International Paper Co., boosted portfolio performance on both an absolute and relative basis, as the company experienced continued revenue growth through the reporting period and successfully implemented price increases.

On the negative side, unfavorable stock selection within the energy sector detracted from portfolio performance. Select holdings such as Weatherford International Ltd., Royal Dutch Shell P.L.C. and Halliburton Co. were large detractors within the sector, negatively impacting portfolio performance. During the reporting period, Weatherford International continued to deal with an unfavorable drilling and service environment, as well as issues with internal accounting controls. Weak stock selection within the health care sector, specifically, within pharmaceuticals, also acted as a large detractor to the portfolio’s relative performance for the year. Specifically, Bristol-Myers Squibb Co. and GlaxoSmithKline P.L.C. performed poorly as these stocks contributed negatively to the portfolio’s performance returns during the reporting period. A material overweight to and stock selection within information technology sector hampered portfolio performance, as well. Hewlett-Packard Co. and Microsoft Corp. were large detractors within this sector and dragged down portfolio performance. During the reporting period, investors continued to be concerned with

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Hewlett-Packard over the short-term due to changes in management and the resulting inconsistent, strategic plans. Stock selection and an underweight to the telecommunication services sector detracted from the portfolio’s relative performance. Vodafone Group P.L.C. disappointed investors with a negative return for the year, based on poor financials. Not owning Sprint Nextel Corp. was a large detractor from portfolio performance, as the stock experienced outsized returns, performing over 140% for the year.

During the reporting period, the portfolio’s select holdings in information technology services, insurance, media and consumer staples were trimmed based on valuations. Toward the end of the reporting period, select-holdings in information technology equipment and energy were added to the portfolio based on displaying weakness. Portfolio positions in a food & beverage company, an oil and gas exploration and production company and a holding in consumer durables were also added to the portfolio.

Dividend Growth Portfolio (managed by T. Rowe Price Associates, Inc.)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Dividend Growth Portfolio’s Class I returned 14.55%, compared to a 16.00% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

T. Rowe Price Associates, Inc. began managing the portfolio on May 1, 2010. The portfolio changed its name from Diversified Research Portfolio, and some investment policies changed at that time. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2012(1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	14.55%	1.12%	6.40%
S&P 500 Index	16.00%	1.66%	7.10%

	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	14.78%	5.24%
S&P 500 Index	16.00%	5.08%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The portfolio seeks to concentrate on high quality names with balance sheet strength that we at T. Rowe believe can grow steadily and emerge as consistent outperformers. The portfolio’s position in the financials sector was a significant detractor from its relative performance, mainly due to stock selection. Specifically detracting from portfolio performance was insurance broker Willis Group Holdings P.L.C. The company announced disappointing earnings on lower-than-expected organic growth and margin contraction. Elsewhere, shares of The PNC Financial Services Group, Inc. pulled back during the fourth quarter, also detracting from the portfolio’s performance return. The company missed earnings expectations, driven by lower security yields and slowing loan growth. We continue to believe PNC Financial Services Group will benefit from its management transition, as well as cost savings from its recent acquisition of RBC Centura.

The energy sector was another notable detractor from portfolio relative performance, due to stock selection. After a strong 2011, gas transmission and distribution company Spectra Energy Corp. pulled back during the reporting period, negatively impacting portfolio performance. The company faced commodity weakness, particularly due to weak natural gas liquid fundamentals. During the reporting period, Peabody Energy Corp., the largest U.S. coal producer, negatively impacted portfolio performance and was sold on the back of deteriorating coal fundamentals, largely driven by a slowing Chinese real estate market.

In contrast, the telecommunication services sector was a key contributor to portfolio relative performance returns, driven by deft stock picking. Specifically contributing to portfolio performance was Crown Castle International Corp., along with other wireless communication tower companies. Crown was noteworthy as it benefited from continued demand for higher data capacity to support smart phone technology. The company also purchased approximately 7,100 cell phone towers from T-Mobile USA to further expand its U.S. holdings.

Elsewhere, the consumer staples sector positively contributed to the portfolio’s relative performance returns, driven by positive stock selection. Globally improving fundamentals in the spirits industry benefited Pernod-Ricard S.A. During the reporting period, the company experienced strong pricing trends due to high exposure to brown spirits and high exposure to emerging Asia. Also, McCormick & Co., Inc. continues to separate itself

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

from other food companies due to a combination of both pricing and volume growth. The company also has one of the better geographic footprints among food players, and its organic sales continue to surprise to the upside.

Equity Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Equity Index Portfolio’s Class I returned 15.77%, compared to a 16.00% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

BlackRock Investment Management, LLC acquired the assets of Mercury Advisors, an affiliate of Merrill Lynch Investment Managers, L.P., effective September 29, 2006 and began managing the portfolio on that date. Mercury Advisors began managing the portfolio on January 1, 2000. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2012(1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	15.77%	1.39%	6.82%
S&P 500 Index	16.00%	1.66%	7.10%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	16.00%	5.03%
S&P 500 Index	16.00%	5.08%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The portfolio seeks to replicate as closely as possible, the total return of the benchmark as represented by the S&P 500 Index. In accordance with BlackRock’s passive investment strategy, the portfolio was positioned to match the risk characteristics of the benchmark throughout the reporting period. Following a tumultuous 2011, equity markets began 2012 with a strong rally amid lower volatility.

From a sector perspective, global central bank stimulus drove financials and consumer discretionary stocks higher in 2012. Telecommunication services performed well, and health care stocks rebounded after valuations had been pushed down amid regulatory uncertainty. While all of the S&P 500 Index sectors moved higher during the reporting period, energy stocks were hindered by declining oil prices in the latter part of the reporting period, and utilities became less favorable as investors sought riskier investments.

Focused 30 Portfolio (managed by Janus Capital Management LLC)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Focused 30 Portfolio’s Class I returned 23.21%, compared to a 15.26% return for its benchmark, the Russell 1000 Growth Index.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	5 Years	10 Years

Portfolio’s Class I	23.21%	-1.64%	11.60%
Russell 1000 Growth Index	15.26%	3.12%	7.52%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	23.45%	3.30%
Russell 1000 Growth Index	15.26%	4.70%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. We at Janus believe the portfolio’s performance during the reporting period illustrates our emphasis on identifying long-duration growth companies with characteristics such as durable competitive advantages, a proven ability to gain market share or the potential to expand into new markets with enduring and innovative products.

Stock selections in information technology, telecommunication services and consumer discretionary sectors were the largest contributors to portfolio relative performance. The portfolio’s holdings in the materials and industrials sectors hurt its relative performance. Stock selection in the technology sector was one of the biggest drivers of outperformance. In technology, there was a proliferation of data usage through mobile devices at work and at home during the reporting period, with broad implications for content owners, Internet companies and device manufacturers. We believe this backdrop provides a multi-year growth opportunity for companies with durable competitive advantages such as Apple, Inc., eBay, Inc. and Crown Castle International Corp., the portfolio’s three top performing stocks during the reporting period. We also see the value of data increasing—creating opportunities for technologies that help customers store, access and analyze data. An example of this is EMC Corp., a data storage and organization business, that we believe is well positioned to benefit from growth in availability and value of data.

Stock selection in the consumer discretionary sector was also a strong driver of the portfolio’s relative outperformance. We think meeting the needs of the newly wealthy in emerging markets appears to be a multi-year growth opportunity for companies with durable competitive advantages. We believe companies with strong brands and growth prospects in their core markets should be able to capture growth from emerging markets as consumers in these markets are willing to pay a premium for premium brands that they view as guarantees of quality or outward evidence of their success. We have identified and invested in luxury goods, lifestyle and fashion brands including Cie Financiere Richemont S.A. and Prada S.P.A., that we believe are capable of delivering rapid earnings growth in emerging economies while continuing to deliver strong earnings in their more mature markets.

A string of acquisitions and new services by eBay serve as a stronger partner to the merchants that use its platform. These services enhance eBay’s competitive positioning relative to other e-commerce platforms. Meanwhile, eBay’s PayPal is making inroads with its new off-line business, announcing a deal with Discover Financial Services that will allow PayPal customers to use the payment service in any store that accepts Discover card. The partnership should make it easier for retailers to accept PayPal as a payment service, and help expand the franchise as customers start using PayPal in stores.

Crown Castle owns and operates cellular towers that are used by mobile carriers. We like Crown Castle’s recurring revenue stream it receives from mobile carriers who rent tower space. We believe the company is positioned for future growth as mobile carriers are likely to increase capital expenditures to keep up with the increase in mobile data use. Apple remains the largest position in our portfolio. We believe the company has developed a strong ecosystem with multiple devices bringing consumers and businesses into the Apple family. Once introduced to the Apple brand, customers tend to increase spending on its products, and they become more loyal and profitable to the company. Richemont was up roughly 50% since the summer. The luxury goods company is building out distribution and product and has benefited from new wealth creation in emerging markets where many consumers are anxious to buy premium luxury brands for the first time. The company has also benefited from an increased number of Chinese travelers. Luxury goods and other products cost more in China than they do in other regions of the world. As more Chinese consumers travel abroad, they are using the opportunity to load up on less expensive luxury products.

The holdings in the industrials and materials sectors were the largest detractors from the portfolio’s relative performance during the reporting period. The portfolio includes only one holding in the materials sector, Turquoise Hill Resources Ltd. (formerly Ivanhoe Mines). The stock was

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

down during the reporting period, reflecting what we believed to be investor concern about how a rights offering would affect future earnings-per-share and the weaker economy as a whole. Over the long-term, we still feel positive about the potential of the company’s Mongolian mine, which represents one of the largest, high-grade copper deposits in the world. We believe the mine’s value will eventually accrue to shareholders.

The portfolio’s returns in the industrials sector were positive, but lagged sector returns for the benchmark. The holdings were mostly concentrated in transport services, logistics and asset-light companies that tend to underperform the more cyclical names in the sector. We think this is a short-term phenomenon and believe our holdings have attractive, long-term growth drivers. One of the portfolio’s weakest holdings in the sector, for example, was the logistics company C.H. Robinson Worldwide, Inc. The company was impacted by a shortage of trucking capacity, which reduced profitability as truckers were able to demand better pricing. We continue to like C.H. Robinson’s business model, however, which has posted consistent year-over-year growth. We think the long-term opportunity and value of the business remains intact.

Specific detractors from portfolio performance, in addition to Turquoise Hill, were Zynga, Inc., FaceBook, Inc. and Ford Motor Co. We liked Zynga’s social gaming platform, but the company’s reliance on FaceBook to create network effects for its games has proved challenging. The portfolio exited the position to pursue other opportunities. While the company is the leading social media network, FaceBook has been challenged monetizing this asset. The position was eliminated to pursue other companies which we believe have better risk/reward profiles. Ford Motor Co. fell as investors grew concerned over the time it would take the company to fix its business in Europe. The portfolio’s position was sold during the reporting period.

We have been encouraged to see the market respond more to the underlying fundamentals of companies this year. We think this will be the case going into 2013. Much attention has been paid to today’s macroeconomic risks and uncertainties. We believe these are “known unknowns” that are already priced into the market, so we expect business fundamentals to be the biggest driver of stock performance in the coming months. In that environment, we believe the type of competitively advantaged, long-duration growth companies we seek to identify should be recognized by the market for the strength of their businesses and the elements that set them apart from their competitors.

Growth LT Portfolio (managed by Janus Capital Management LLC)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Growth LT Portfolio’s Class I returned 18.24%, compared to a 15.26% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	5 Years	10 Years

Portfolio’s Class I	18.24%	0.03%	7.30%
Russell 1000 Growth Index	15.26%	3.12%	7.52%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	18.45%	2.38%
Russell 1000 Growth Index	15.26%	4.70%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. We at Janus believe the portfolio’s relative outperformance demonstrates our emphasis on long-duration, high quality growth companies. Rather than tilt the portfolio around unpredictable macroeconomic events, we focus instead on finding companies with clearly definable and sustainable growth drivers. In our view, these companies have a high barrier to entry, a winning management team with a clear vision for the future of their company, or a definable edge in an attractive industry with high growth potential. We believe these competitively-advantaged companies do not need a strong macroeconomic environment for growth. If we are correct in identifying the perceived advantages of most of the companies in the portfolio, we believe we should outperform the benchmark in uncertain and slow economic environments, as these companies execute on the unique strategies or innovations that make them more successful than their competitors. This investment strategy played out this year as the portfolio’s outperformance was driven almost entirely by stock selection. Stock selection made the strongest contributions to the portfolio’s relative performance in the technology and consumer staples sectors.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

However, stock selection in the energy and health care sectors detracted from the portfolio’s relative performance. We maintained a higher-than-normal cash position during much of the reporting period. The higher cash allocation was a drag on portfolio performance, but we like having the flexibility to take advantage of attractive opportunities when there is a market pullback, and believe it gave us the opportunity to add some companies to the portfolio at attractive valuations.

Apple, Inc. remains a top position in the portfolio and was the largest contributor to its performance during the reporting period. We believe Apple has developed a strong ecosystem with multiple devices bringing consumers and businesses into the Apple family. Once introduced to the Apple brand, customers tend to increase spending on its products becoming more loyal and profitable to the company. Also a top contributor to portfolio performance was eBay, Inc. as the company is seeing a reacceleration in its core marketplace business and continued growth in PayPal on-line and off-line globally. We like the value proposition eBay’s e-commerce platform offers retailers and consumers and also believe there is a growing opportunity set for the PayPal franchise. Another top contributor to portfolio performance was Oracle Corp. We like the company for its recurring maintenance contracts, historically dominant market share and pricing power. Its generally stable cash flows are appealing to us as well.

J.C. Penney Co., Inc. was the largest detractor from portfolio performance as the company’s turnaround under new management has taken longer-than-expected which has weighed on performance. The portfolio’s position was sold after questions about management’s ability to execute on its intended strategy. Zynga, Inc. also detracted from portfolio performance. The position was sold as the quick shift to mobile and a more challenging competitive landscape undermined the attractiveness of the investment for the long-term. Another detractor from portfolio performance was Ogx Petroleo Gas Participaoes S.A. The company reported slower-than-expected well flow rates than it had projected earlier during the reporting period. The position in the stock was eliminated during the reporting period to pursue companies with better risk/reward profiles.

While equity markets would generally benefit from a stronger economic backdrop, we think a slow-growth economy actually benefits our investment approach. In a growth-challenged world, companies with competitive advantages that demonstrate better-than-average growth should be rewarded. We believe this environment favors individual security selection and fundamental research that seeks to identify companies that are truly differentiated from their competitors.

Large-Cap Growth Portfolio (managed by UBS Global Asset Management (Americas) Inc.)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Large-Cap Growth Portfolio’s Class I returned 18.23%, compared to a 15.26% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	UBS Global Asset Management (Americas) Inc. began managing the portfolio on May 1, 2009, and some investment policies changed at that time. Other firms managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2012(1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	18.23%	-0.97%	4.17%
Russell 1000 Growth Index	15.26%	3.12%	7.52%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	18.47%	5.28%
Russell 1000 Growth Index	15.26%	4.70%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. During the reporting period, we at UBS continued to execute on our strategy of buying companies trading at attractive price levels relative to our scenario-based discounted cash flow (DCF) valuation analysis and selling when portfolio holdings have reached our price objectives or where we have experienced a thesis violation. We continue to execute across the three buckets of growth for opportunities: elite, classical, and cyclical growth. In recent years, our team has grown accustomed to investing in volatile macroeconomic environments, which are highly complex to analyze, and where the range of outcomes remains wide. Within this type of environment, we remain firmly committed to our discipline of bottom-up security selection. We conduct in-depth research on company business models, seeking to find dominant companies that can take market share, exercise pricing power, and convert a high level of net income

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

to free cash flow in any macroeconomic environment. Our scenario-based DCF work allows us to understand the magnitude and duration of sales growth and free cash flow generation for a given company and to identify mis-pricings by the market. During the reporting period, the complex and rapidly-changing macroeconomic environment has created the market volatility which affords us the opportunity to execute on our strategy and purchase dominant companies at attractive prices. During the reporting period, the portfolio outperformed its benchmark through purchase and sale decisions across a number of portfolio holdings and sectors.

Within the materials sector, the portfolio’s position in The Sherwin-Williams Co., a paint manufacturer and distributor, was a material contributor to portfolio performance. Sherwin has a differentiated business model, integrating its operations from paint manufacture to company-owned retail stores serving the professional painter. While the company operates in a mature industry with end markets and input costs that are cyclical, it is best defined as a classical growth company as it consistently delivers stable sales growth and free cash flow generation. Sherwin was initially purchased a couple years ago. We believed the market misunderstood the company’s growth trajectory, owing in part to headwinds from the housing crisis. During the reporting period, Sherwin’s earnings growth accelerated as housing starts in the U.S. rebounded, resulting in it being one of the portfolio’s top contributors to its performance. Consistent with our discipline, the position was trimmed five times between May and June, as the upside to the target price declined.

Several of the portfolio’s holdings within information technology were also strong contributors to outperformance. Visa, Inc. was the top active overweight position and was a strong contributor to the portfolio’s performance. The company exceeded its own earnings guidance as it easily adjusted to new debit card regulation in the U.S., while delivering upside to operating margins. When Visa was initially purchased in 2011, the uncertain impact of newly-finalized regulation was an overhang that afforded a very attractive buying opportunity. The company has since been re-rated higher to more fully reflect the company’s intrinsic value; salesforce.com, Inc. also outperformed. We purchased it in January, and the portfolio benefited from a re-valuation upwards during the first quarter, which helped its performance. The portfolio’s exposure was trimmed in June as the company approached our price objective, and then increased the position again in August after the shares sold off, reflecting assumptions that were too pessimistic based on our fundamental work. Apple, Inc. was a strong performer during the reporting period, owing to the continued success of the iPhone and iPad. The portfolio has since transitioned from a small overweight position to an underweight position, which has also helped its performance.

During the reporting period, a number of the portfolio’s key holdings in the consumer discretionary sector were solid contributors to its performance and were examples of the ability of elite growth companies to generate shareholder value through periods where headwinds would derail more average businesses. Also adding to portfolio performance was Amazon.com, Inc., as it was re-valued higher, despite near-term concerns over operating margin expansion, as the company continued to deepen its customer loyalty and product category over a highly fixed asset base. Also outperforming was priceline.com, Inc., benefiting portfolio performance, despite a temporary sell-off due to concerns that its exposure to weakening Continental European economies would dampen its results. This holding continued to gain share during the reporting period, amidst economic weakness, which has propelled the valuation higher from the intermittent sell-off.

Positive contribution to portfolio performance was in security selection within the health care sector, in particular Gilead Sciences, Inc. While controversial at first, we believe the decision to purchase Pharmasset has proven to be the correct bet as the company’s production of Hepatitis C Vaccines (HCV) has exceeded high expectation for potency and efficacy, while at the same time name brand potential competitors (Bristol, Idenix, etc.) have seen their pipeline products run into safety and/or efficacy headwinds. Additionally, within telecommunication services sector, the portfolio’s holding in Crown Castle International Corp. was a positive contributor to its performance.

Several specific security holdings and sector weightings did contribute to underperformance during the year. Within consumer staples sector, the positions in Monster Beverage Corp. and The Estee Lauder Cos., Inc. were detractors from portfolio performance. Monster, a maker of energy drinks fell under pressure during the summer on concerns of heightened regulatory scrutiny of their products. We added to the strategy’s position as we deemed the sell-off to be overdone and have been rewarded as the stock moved higher in the fourth quarter. Additionally, the strategy remained underweight to the financials sector throughout the year, which detracted from portfolio performance on a relative basis.

The financials sector was the best performing sector in the benchmark 2012 after health care as the tail risk from Europe was largely removed due to ECB action. We continue to avoid the financials sector as we favor better and more transparent business models elsewhere with more attractive risk/return.

Large-Cap Value Portfolio (managed by ClearBridge Advisors, LLC)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Large-Cap Value Portfolio’s Class I returned 16.40%, compared to a 17.51% return for its benchmark, the Russell 1000 Value Index.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

ClearBridge Advisors, LLC assumed management of the portfolio on October 1, 2006. Salomon Brothers Asset Management Inc, an affiliate of ClearBridge, managed the portfolio from January 4, 1999 to September 30, 2006. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2012(1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	16.40%	1.32%	7.13%
Russell 1000 Value Index	17.51%	0.59%	7.38%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	16.64%	6.22%
Russell 1000 Value Index	17.51%	4.69%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The ClearBridge large-capitalization value team utilizes an interactive, research-driven approach to identify companies with strong business franchises and attractive valuations. We look for companies with proven business models and sustainable competitive advantages capable of generating superior returns over time across a range of potential scenarios. We place a heavy emphasis on higher certainty of near- and medium-term cash flows, while discounting earnings from emerging business models or products. We consider valuations relative to normalized earnings power.

On an absolute basis, the portfolio had positive returns in all ten economic sectors in which it was invested during the reporting period. The greatest contributions to the portfolio’s performance return came from the consumer discretionary, financials and consumer staples sectors. Relative to the benchmark, the portfolio’s overall sector allocation contributed to performance for the reporting period. The portfolio’s overweight position in the consumer discretionary sector and its underweight in the utilities sector positively impacted its relative performance for the reporting period. Furthermore, security selection within the consumer staples and utilities sectors added to the portfolio’s relative performance. In terms of individual holdings, the leading contributors to portfolio performance included positions in News Corp., Time Warner Cable, Inc., JPMorgan Chase & Co., Wells Fargo & Co. and Time Warner, Inc.

Relative to the benchmark, overall security selection detracted from the portfolio’s performance. Specifically, stock selection within the financials, health care and information technology sectors negatively impacted the portfolio’s relative performance. Additionally, an underweight position in the financials sector and an overweight holding in the consumer staples sector detracted from relative portfolio performance for the reporting period. On an individual holding basis, the leading detractors from portfolio performance for the reporting period included positions in Hewlett-Packard Co., Johnson Controls, Inc., Teva Pharmaceuticals, Inc., Xerox Corp. and Apache Corp.

During the reporting period, we identified multiple opportunities to add to existing holdings or establish new portfolio positions in companies that we considered to be strong franchises trading at very attractive valuations. New portfolio positions were established in Capital One Financial Corp. and Teva Pharmaceuticals Industries Ltd. At the same time, the existing positions were sold in El Paso Corp., The Charles Schwab Corp., Unilever P.L.C., Johnson Controls, Inc. and Hewlett-Packard Co., and proceeds reinvested in areas where we believe there to be better risk-adjusted return opportunities.

We continue to believe that large-capitalization companies with sustainable competitive advantages and solid balance sheets will be able to navigate the challenging economic environment and generate strong returns over time.

Long/Short Large-Cap Portfolio (managed by J.P. Morgan Investment Management Inc.)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Long/Short Large-Cap Portfolio’s Class I returned 18.09%, compared to a 16.00% return for its benchmark, the S&P 500 Index.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 1, 2008 through December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	J.P. Morgan Investment Management Inc. became sole manager of the portfolio on May 1, 2011. The portfolio was co-managed with another firm before that date.

Average Annual Total Returns for the periods ended December 31, 2012(1)
	1 Year	Since Inception (5/1/08)

Portfolio’s Class I	18.09%	1.80%
S&P 500 Index	16.00%	2.92%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	18.32%	3.60%
S&P 500 Index	16.00%	5.08%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. We at J.P. Morgan believe that strong investment results can be consistently achieved through bottom-up, strong stock selection with minimal exposure to risks associated with market timing or factor bets. Our stock selection philosophy is the heart of our process. We believe that a company’s stock price should reflect the present value of its long-term future cash flows. By looking beyond any near-term issues and understanding the long-term “normalized” earnings power of a company, we can take advantage of the temporary mis-pricing of stocks. The 30/30 (extension) piece of the portfolio was flat for the fourth quarter but outperformed for the year. The industrial cyclical, autos and transportation and energy sectors benefited the portfolio’s performance, while the pharmaceutical/medical technology, financial services and basic materials sectors hurt its performance. For the reporting period, stock selection in retail, utilities, and consumer cyclical contributed to the portfolio’s returns. Meanwhile, health services and systems, consumer staples, and financial services detracted from its performance.

Within the industrial cyclical sector, an underweight in General Electric Co. contributed to the portfolio’s performance returns as investors reacted negatively to disappointing third quarter earnings results, partially attributable to weak organic growth. General Electric continues to be expensive on a valuation basis, as both an industrial company and as a bank, and we do not believe it has a sustainable business model. We choose to not own the name at this time. Within the consumer staples sector, an overweight in General Motors Co. aided portfolio performance as the company announced its plan to buy back stock from the Treasury, removing the government overhang. In addition, the company has amassed a strong balance sheet with plenty of cash following bankruptcy. U.S. auto sales were healthy in the fourth quarter of the reporting period, which provided an additional lift. Both cyclical and secular trends are working in General Motor’s favor, given the product refresh cycle in 2013. The company also has a large footprint in emerging markets, particularly China, giving it an advantage versus competitors. Within the semiconductor sector, an overweight position in Lam Research Corp., a supplier of equipment and services to the semi-conductor industry, added value to the portfolio’s performance during the reporting period. After tremendous weakness in memory, pricing has seemed to bottom-out. Also, Lam Research benefits from the increase in capital intensity that occurs as semi-conductor manufacturers move down to smaller process nodes, driven by the shift towards mobile. Our longer-term outlook remains constructive as we believe an improving macro environment could provide a nice tailwind for equipment spending, with heavy exposure to the very weak memory segment, which is poised to rebound strongly.

On the downside, CME Group, Inc. lagged its peers within financials, negatively impacting portfolio performance, as our exchange volume forecasts proved overly bullish. Part of this can be attributed to regulatory uncertainty about new swap clearing rules, which further depressed volumes. In addition, the latest round of quantitative easing hurt CME’s interest rate complex, a large portion of the business. We are still confident in CME’s prospects due to its strong capital return policy and new clearing rules which should serve as an additional revenue opportunity. Also detracting from portfolio performance was an overweight to CSX Corp. Railroad companies most likely underperformed due to weakness in coal demand due to low natural gas prices, the warm winter and elevated stockpiles. The excess coal inventory overhang is expected to persist for the next few quarters in 2013, which acted as an additional overhang during the reporting period. Despite near-term headwinds, we believe fundamentals are solid, which should drive longer-term performance. We continue to maintain an overweight position in the company. Within the pharmaceutical/medical technology sector, an overweight in Merck Co., Inc. detracted from portfolio performance driven by setbacks in its cholesterol and biosimilar programs. Despite recent negative developments, we still like Merck due to its growing core franchise, a strong drug pipeline and a proven ability to increase its dividend going forward.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Main Street Core Portfolio (managed by OppenheimerFunds, Inc.)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Main Street Core Portfolio’s Class I returned 17.02%, compared to a 16.00% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	5 Years	10 Years

Portfolio’s Class I	17.02%	1.55%	6.71%
S&P 500 Index	16.00%	1.66%	7.10%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	17.25%	6.82%
S&P 500 Index	16.00%	5.08%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. Domestic equities generally produced positive portfolio returns during the reporting period. The portfolio outperformed the benchmark primarily in the information technology sector due to better relative stock selection. The portfolio underperformed the benchmark primarily in the consumer discretionary and industrials sectors. Oppenheimer’s long-term investment process remains the same. We seek companies with sustainable competitive advantages, with the management skill and financial resources to generate stronger profit margins, take market share from weaker players, and/or return significant capital to shareholders. We focus on leading firms in structurally attractive industries with committed management teams that have proven records of performance. We seek to invest in such companies when their valuations are attractive and believe that this disciplined approach is the key to generating positive, long-term returns. We believe our investment strategy has the potential to provide both upside participation and a degree of downside protection.

During the reporting period, the top performing stocks that benefited the portfolio’s performance were information technology stocks, Apple, Inc. and eBay, Inc.; financials stocks, Citigroup, Inc., JPMorgan Chase & Co. and Discover Financial Services. Apple, which was the top holding of the portfolio at reporting period end, continued to benefit from its success at innovation and its highly recognizable brand. eBay had a turnaround in its marketplace segment with improvements to the user-experience leading to increased loyalty and a large number of transactions. PayPal, eBay’s on-line payment service, also continued to be a significant contributor to eBay’s growth with results that exceeded expectations. Rounding out the top performing stocks for the portfolio were Citigroup, JPMorgan Chase & Co. and Discover Financial Services. Following several moves by the Fed to help spur growth, bank stocks generally rallied during the reporting period, and financials was the top performing benchmark sector. The reporting period also saw a more constructive view for large banks with greater global exposure.

The top detractors from portfolio performance were information technology stock, FaceBook, Inc.; energy stock, Occidental Petroleum Corp.; industrial stock, Towers Watson & Co.; utilities stock, The AES Corp.; and consumer staples stock, Mondelez International, Inc. Social media firm FaceBook faced concerns around how best to deliver effective advertising to mobile devices and monetize its significant network of users. General Motors Co.’s announcement to pull its advertising from FaceBook, Inc. highlighted these concerns. Occidental Petroleum Corp.’s stock performance was hurt by volatile oil and gas prices, which at times dropped sharply during the reporting period amid global macroeconomic market fears. We exited our position in Occidental. We established a position in global employee-benefits consulting company Towers Watson & Co. during the reporting period. Towards the end of the reporting period, Towers announced an earnings slip as costs rose and revenue and profits fell. The AES Corp., an operator of utilities and wholesale power generators, announced a third quarter loss as the company took a goodwill impairment charge and saw lower revenue in its Latin American utilities business. Snack company Mondelez International, Inc., formerly known as Kraft Foods, reported disappointing first quarter results, missing on its top and bottom lines primarily due to currency headwinds.

At the end of the reporting period, the largest overweight position in the portfolio was in the financials sector. Additionally, overweight positions were also in consumer staples, health care, industrials and information technology sectors. The portfolio was underweight mostly in utilities, energy, consumer discretionary, materials and telecommunication services.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Despite macroeconomic headwinds, we believe that many U.S. corporations have continued to build balance sheet strength and have generally made effective capital allocation decisions. While profit growth is likely to slow, we believe balance sheets may remain healthy and returns on capital may remain stable.

Mid-Cap Equity Portfolio (managed by Lazard Asset Management LLC)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Mid-Cap Equity Portfolio’s Class I returned 7.35%, compared to a 17.28% return for its benchmark, the Russell Midcap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	5 Years	10 Years

Portfolio’s Class I	7.35%	1.33%	7.77%
Russell Midcap Index	17.28%	3.57%	10.65%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	7.55%	-3.47%
Russell Midcap Index	17.28%	2.48%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. Lazard analyzes a company’s value by comparing its share price with its return on total capital or equity. Companies are considered undervalued when their share price is lower than their estimated worth or growth prospects. The manager focuses on individual stock selection rather than on forecasting stock market trends. Stock selection in the energy sector contributed to portfolio performance.

Benefiting portfolio performance were shares of Marathon Petroleum Corp., which rose after the company reported robust earnings, primarily due to retail fuel and merchandise margins as well as corporate expense. The company also completed a significant portion of a $2 billion share repurchase program. Stock selection and an underweight position in the industrials sector also helped portfolio performance return. Private correctional facilities operator, Corrections Corp. of America, also benefited portfolio performance as shares rose as the company announced the initiation of a quarterly cash dividend of $0.20 per share beginning in June of 2012. The stock also appreciated on speculation that it would be converted into a REIT. Also positively impacting portfolio performance was Thomas & Betts Corp. as shares rose after the company was offered a buyout from a competitor.

In contrast, stock selection in the information technology sector detracted from portfolio performance. Chipmaker Marvell Technology Group Ltd. declined, detracting from the portfolio’s performance, after the company posted weak results due to a softening personal computer (PC) and hard-disk drive market. Also negatively impacting the portfolio’s performance, were shares of NetApp, Inc., a storage and data management solution provider, which declined after the company reported guidance which was lower-than-expected due to the macroeconomic environment. Given the likelihood of revenue growth and margin expansion, we see upside in the security from current levels. Stock selection in the consumer discretionary sector also hurt portfolio performance. Detracting from portfolio performance were shares of casino game manufacturer International Game Technology which declined after reporting results that disappointed the market. The expectation shortfall was driven by a significant decline in new units due to a lack of casino openings, and lower margins in the company’s game operations business due to lower interest rates.

To the extent the U.S. successfully addresses its fiscal challenges, we believe there is substantial upside for U.S. equities. We remain confident that, over time, political leaders in Washington will make decisions that will place the U.S. on a more sustainable fiscal trajectory than at present. However, it is critical that decisions be made to remove the fiscal uncertainty from the economic horizon. By agreeing on a substantial package for deficit reduction, we believe the government will also provide increased room for flexibility to address risk factors that might arise in the future even if the package does not represent a complete fiscal solution. We will continue to monitor the progress on deficits with hopes of a resolution. In the interim, we continue to focus on identifying companies with solid balance sheets that can generate strong organic cash flow growth for shareholders, and that have the operational flexibility that we believe could deal with most fiscal scenarios.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Mid-Cap Growth Portfolio (managed by Morgan Stanley Investment Management Inc.)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Mid-Cap Growth Portfolio’s Class I returned 7.49%, compared to a 15.81% return for its benchmark, the Russell Midcap Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Morgan Stanley Investment Management Inc. manages the portfolio and used to do business in certain instances under the name Van Kampen, and managed the portfolio under the Van Kampen name from May 1, 2003 to May 1, 2010. Another firm managed the portfolio prior to May 1, 2003.

Average Annual Total Returns for the periods ended December 31, 2012(1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	7.49%	1.68%	10.53%
Russell Midcap Growth Index	15.81%	3.23%	10.32%

	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	7.71%	-7.97%
Russell Midcap Growth Index	15.81%	1.14%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The Morgan Stanley portfolio management team looks for high quality growth companies that we believe have the following attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

The technology sector detracted from portfolio performance, hurt by both stock selection and an overweight in the sector. A position in the on-line deals provider Groupon, Inc. performed unfavorably, dragging down portfolio performance. Stock selection and an underweight relative to the benchmark in the materials and processing sector hampered relative portfolio performance, primarily due to the rare earths miner Molycorp, Inc. Another area of relative weakness in the portfolio was stock selection in the consumer discretionary sector, where a position in New Oriental Education & Technology Group, Inc., a private educational services provider in China, hurt the portfolio performance returns the most.

Stock selection in the producer durables sector was a positive contributor to portfolio performance. A holding in Intertek Group P.L.C., a product testing and inspection firm, was the largest contributor to portfolio performance in the sector. The utilities sector was additive to portfolio performance as well, although the relative gains were somewhat off-set by the negative effect of an overweight in the sector. Exposure to infrastructure asset management company Brookfield Infrastructure Partners L.P. was beneficial to portfolio performance.

Mid-Cap Value Portfolio (managed by BlackRock Capital Management, Inc)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Mid-Cap Value Portfolio’s Class I returned 14.49%, compared to a 18.53% return for its benchmark, the S&P MidCap 400 Value Index and 18.51% for the Russell Midcap Value Index. The portfolio’s benchmark was changed to the S&P MidCap 400 Value Index to more closely reflect the types of securities in which the portfolio invests. The former benchmark, the Russell Midcap Value Index is being provided for comparison purposes.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on January 2, 2009 through December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	Since Inception (1/2/09)~

Portfolio’s Class I	14.49%	14.06%
S&P MidCap 400 Value Index	18.53%	17.40%
Russell Midcap Value Index	18.51%	18.28%

	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	14.72%	-0.78%
S&P MidCap 400 Value Index	18.53%	2.47%
Russell Midcap Value Index	18.51%	3.68%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed its benchmarks, despite the absolute gains in the rising market environment. We at BlackRock adhere to an investment approach for the portfolio that is driven by bottom-up stock selection. Investment decisions are based on fundamental research designed to identify stocks of mid-capitalization companies facing temporary challenges or under-earning their potential but with opportunities for improvement. The portfolio is diversified by sector and security and maintains a mid-capitalization value style consistent with that of the benchmark.

Allocation and selection decisions were both, in aggregate, detractors from the portfolio’s relative performance. From an allocation perspective, the portfolio’s modest overweight to the underperforming consumer staples sector although off-set by strong selection, was a detractor as were underweights to industrials and financials. Selection, like allocation, detracted from the industrials sector as well as financials and energy but was additive to portfolio performance in health care, consumer discretionary and consumer staples.

We are cautious in our industrials positioning, noting that the period of slow, global economic growth and post-crisis recovery has altered industry cycles and reduced predictability across the sector. For example, we expect ongoing weakness in housing to weigh on building-related areas; and, although the stocks of some such companies performed well recently on encouraging housing data points (without evidence of volume improvements), we view these businesses as risky. Nonetheless, in the most recent period, underweighting some such outperforming areas of industrials as building products, commercial services & supplies, and industrial conglomerates detracted from performance. Selection in industrials detracted from portfolio performance specifically in the machinery, construction & engineering and aerospace & defense industries. Company-specific issues in a few holdings and absence from a few high-performing names contributed to portfolio underperformance. We continue to underweight the industrials sector and maintain a barbell approach, balancing relatively stable names, such as Dover Corp. and Parker Hannifin Corp., with somewhat higher risk stocks such as Navistar International Corp. and Kennametal, Inc.

Selection and an overweight to energy detracted from portfolio performance with the sector underperforming on commodity weakness and the portfolio’s tilt toward exploration and production businesses, adding to the effect. We remain of the view that one of the most promising opportunities in the mid-capitalization space presently is in companies well positioned to take advantage of technological advancements in oil and gas extraction. Recent advances have enabled access to previously inaccessible commodity deposits leading to a now largely complete land-grab in the richest prospective areas for drilling. Mid-capitalization energy service companies were early and aggressive in this area and thus have a disproportionately large share of expertise and acreage compared to their large-capitalization competitors. Commodity price weakness in the near-term has created opportunity, and we have added to our favorite names in this space in spite of their near-term underperformance.

Selection within the financials sector was also a net detractor from portfolio performance, notably in insurers, thrifts and real estate management. We continue to maintain an underweight to the financials broadly, the largest portion of which is concentrated in REITs. We are cautious around the valuations of REITs and favor real estate management companies as an alternative. During the reporting period, REITs performed strongly as investors were attracted to their lofty dividends; however, the portfolio’s real estate management holdings underperformed. An underweight to capital markets companies also detracted from performance, notably absence from several asset managers.

Within the materials sector, the portfolio’s selection in metals & mining detracted, as did selection and an underweight to chemicals. Additionally, the portfolio’s holdings in paper & forest products underperformed.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Offsetting the previously mentioned detractors, were positive effects from good stock selection in health care and consumer discretionary. Amongst health care names, health care providers and the services industry proved strongly additive to the portfolio’s performance as did the portfolio’s weighting in the biotechnology industry. The portfolio was overweight to names in the health care sector whose valuations we believed reflected overly bearish sentiment, much of which was owed to interpretations of the implications of the U.S. health care reform legislation. As the year progressed, we shifted from health maintenance organizations (HMOs) toward hospitals, which we believe will benefit as volume growth becomes a reality and bad debt expenses diminish. In the consumer discretionary sector, the portfolio’s holdings in household durables, specialty retailers and the hotel, restaurant & leisure industry all proved additive to the portfolio’s performance, largely on good selection. The portfolio’s overweight to the textile, apparel & luxury goods industry was beneficial to its performance as well.

At the close of the reporting period, the most notable sector weightings relative to the benchmark included overweight consumer discretionary, health care, energy, information technology while underweight financials, utilities, industrials, consumer staples and materials.

Small-Cap Equity Portfolio (co-managed by BlackRock Investment Management, LLC and Franklin Advisory Services, LLC)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Small-Cap Equity Portfolio’s Class I returned 15.93%, compared to a 18.05% return for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 2, 2005 through December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

BlackRock Investment Management, LLC and Franklin Advisory Services, LLC began co-managing the portfolio on May 1, 2010, and some investment policies changed at that time. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2012(1)
	1 Year	5 Years	Since Inception (5/2/05)~

Portfolio’s Class I	15.93%	5.30%	8.57%
Russell 2000 Value Index	18.05%	3.55%	5.65%

	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	16.16%	2.02%
Russell 2000 Value Index	18.05%	1.78%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The following discussions are from each of the co-portfolio managers, BlackRock and Franklin, respectively.

BlackRock

The portfolio invests in small-capitalization securities that are included in the benchmark, the Russell 2000 Value Index, or have economic characteristics similar to the securities included in the benchmark. Following a tumultuous 2011, equity markets began 2012 with a strong rally amid lower volatility.

From a sector perspective, global central bank stimulus drove financials and consumer discretionary stocks higher in 2012 which contributed to portfolio performance. Telecommunication services performed well and health care stocks rebounded after valuations had been pushed down amid regulatory uncertainty. While all of the Russell 2000 Value Index sectors moved higher for the year, energy stocks were hindered by declining oil prices in the latter part of the year, and utilities became less favorable as investors sought riskier investments and detracted from portfolio performance.

Franklin

We at Franklin seek to invest in small-capitalization companies that we believe are selling below their underlying worth. Our strategy is to buy and hold a portfolio of fundamentally sound companies for five years or more on average. We purchase securities at what we consider attractive prices, often when they are out-of-favor with other investors. The portfolio employs a bottom-up stock selection process. Securities are selected without regard to benchmark comparisons, and we aim for long-term results. As a result, the portfolio frequently contains sector and security allocations that are significantly different than those of the benchmark.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

All sectors aided the portfolio’s absolute performance, especially industrials, consumer discretionary, financials and materials. Contributors to the portfolio’s (absolute) performance in the consumer discretionary sector included recreational vehicle manufacturer Thor Industries, Inc., and fashion footwear and marketer Brown Shoe Co., Inc. In the industrials sector, among key contributors to portfolio returns were contractor and construction materials producer Granite Construction, Inc. and architectural glass producer Apogee Enterprises, Inc. Insurer Protective Life Corp. also boosted returns.

Detractors from the portfolio’s performance during the reporting period included auto components supplier, Gentex Corp.; marine oil services provider, Tidewater, Inc.; diversified oilfield services company, Oil States International, Inc.; oil tanker operator, Overseas Shipholding Group, Inc.; and gas utility, Energen Corp.

Small-Cap Growth Portfolio (managed by Fred Alger Management, Inc.)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Small-Cap Growth Portfolio’s Class I returned 12.87%, compared to a 14.59% return for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Fred Alger Management, Inc. began managing the portfolio on May 1, 2007, and some investment policies changed at that time. Other firms managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2012(1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	12.87%	1.45%	7.77%
Russell 2000 Growth Index	14.59%	3.49%	9.80%

	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	13.09%	-2.49%
Russell 2000 Growth Index	14.59%	-1.02%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The largest sector weightings in the portfolio were in the information technology and consumer discretionary sectors. The largest sector overweight for the reporting period was in consumer discretionary while the largest sector underweight was in health care. Favorable stock selection in the technology and consumer staples sectors were the most important contributors to the portfolio’s performance. The health care and industrials sectors detracted from its performance. Alger’s investment philosophy and process remains unchanged: a research intensive, bottom-up, fundamental approach focused on discovering the fastest growing companies undergoing “Positive Dynamic Change”. Our experienced research team continues to identify many small-capitalization companies undergoing “Positive Dynamic Change” where it is our opinion that our forward-looking assessment of their fundamentals exceeded Wall Street’s consensus.

Mellanox Technologies Ltd. and SolarWinds, Inc. were among the top contributors to the portfolio’s absolute performance. Mellanox Technologies is a provider of interconnect solutions that facilitate low latency, high speed data transmission between servers and storage systems. The company contributed to portfolio performance as a high-unit volume growth story because of very strong earnings growth driven by a substantially greater adoption of their Infiniband product than anticipated. SolarWinds, Inc. provides a broad array of network management software solutions for information technology professionals at a highly competitive price. This is also a high-unit volume growth company that contributed positively to portfolio performance after beating forecasts for an eighth straight quarter. Their model and approach to doing business has produced increasing sales growth, healthy operating margins and delivered consistent results to the benefit of their shareholders.

LogMeIn, Inc. and Key Energy Services, Inc. were among the top detractors to the portfolio’s absolute performance. LogMeIn develops and markets a suite of remote access, remote support, and collaboration solutions that provide instant, secure connections between internet enabled devices. We originally purchased the shares as a high-unit volume growth company as its solutions are used to connect more internet-enabled devices than any other connectivity service. However, the shares detracted from performance due to weaker-than-expected European demand and the subsequent downward pressure on revenue; and therefore, we sold LogMeIn. Key Energy Services provides a full range of well services

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

to onshore oil and natural gas companies and is the largest onshore well servicing contractor based on the number of rigs owned in the U.S. The majority of the company’s revenues are related to oil-based activity, and lower energy prices impacted operating results causing the shares to detract from portfolio performance. Management for Key Energy Services indicated that the shift from gas to oil basins and labor-related issues will continue to impact operations. We sold the shares as we reduced exposure to the energy sector.

We believe that Alger’s philosophy of investing in “Positive Dynamic Change” has never been more appropriate than today. While change is almost always unsettling for some investors, we believe that it generates opportunities to buy strong companies with superior potential for growth that are trading at attractive valuations. We continue to believe that research is the cornerstone of superior portfolio management, regardless of economic conditions, and that our proven and disciplined process for identifying companies experiencing “Positive Dynamic Change” will continue to produce superior long-term results for our clients.

Small-Cap Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Small-Cap Index Portfolio’s Class I returned 16.13%, compared to a 16.35% return for its benchmark, the Russell 2000 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

BlackRock Investment Management, LLC acquired the assets of Mercury Advisors, an affiliate of Merrill Lynch Investment Managers, L.P., effective September 29, 2006 and began managing the portfolio on that date. Mercury Advisors began managing the portfolio on January 1, 2000. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2012(1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	16.13%	3.15%	9.27%
Russell 2000 Index	16.35%	3.56%	9.72%

	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	16.37%	0.27%
Russell 2000 Index	16.35%	0.38%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. The portfolio seeks to replicate as closely as possible, the total return of the benchmark as represented by the Russell 2000 Index. In accordance with BlackRock’s passive investment strategy, the portfolio was positioned to match the risk characteristics of the benchmark throughout the reporting period. Following a tumultuous 2011, equity markets began 2012 with a strong rally amid lower volatility.

From a sector perspective, global central bank stimulus drove financials and consumer discretionary stocks higher in 2012. Telecommunication services performed well, and health care stocks rebounded after valuations had been pushed down amid regulatory uncertainty. While all of the S&P 500 Index sectors moved higher for the reporting period, energy stocks were hindered by declining oil prices in the latter part of the reporting period, and utilities became less favorable as investors sought riskier investments.

Small-Cap Value Portfolio (managed by NFJ Investment Group LLC)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Small-Cap Value Portfolio’s Class I returned 11.09%, compared to a 18.05% return for its benchmark, the Russell 2000 Value Index.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 1, 2003 through December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	5 Years	Since Inception (5/1/03)

Portfolio’s Class I	11.09%	5.39%	11.57%
Russell 2000 Value Index	18.05%	3.55%	9.41%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	11.31%	1.55%
Russell 2000 Value Index	18.05%	1.78%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the benchmark. We at NFJ focus on investing in undervalued companies relative to the market across a broad range of industry groups. We normally invest significantly in securities of companies that the portfolio managers expect will generate income (for example, by paying dividends).

Absolute results were strong and favorable during the reporting period in light of equity returns over the past decade. However, the benchmark’s return exceeded the portfolio’s returns. This year we have seen market participants pay up for higher dividend-paying stocks with less regard to valuation. With just under 40% of the benchmark consisting of non-dividend paying stocks according to FactSet Research Systems, Inc., and valuation pressures impacting many of the remaining dividend payers, our commitment to investing at the intersection of yield and value has been limited.

In spite of the challenging environment, overall absolute returns were favorable, with health care and energy names in the portfolio leading portfolio performance. Returns from PerkinElmer, Inc. benefited the portfolio’s performance results. The company has enhanced its productivity and product mix, resulting in higher operating margins. Additionally, the market responded well to the company’s recent takeover of Chinese infectious disease diagnostic firm Shanghai Haoyuan Biotech Co. Ltd. Many domestic petroleum refiners did well during the reporting period as a result of access to relatively cheap, crude oil feedstock (West Texas Intermediate (WTI)). Long-time holding and refining operation Holly Frontier Corp. delivered strong results during the reporting period; the stock was sold during the fourth quarter based on the size requirements of a small-capitalization stock.

Issue selection in materials and financials was poor, as several positions in each sector posted declines detracting from portfolio performance. For many precious metals miners, costs have increased at a faster pace than the prices of the commodities they sell, such as gold. The market has become impatient with some of these miners, including Canada-based IAMGOLD Corp. The stock trades at compelling valuation levels and pays out an attractive yield but negatively impacted the portfolio’s performance. Shares of pawn shop operator Cash America International, Inc. fell for the year, in part due to unprofitable locations in Mexico, negatively impacting portfolio performance. The company’s third quarter earnings were down largely as a result of one-time expenses related to trimming operations and an unsuccessful bid to spin-out its online lending business.

An overweight in energy and underweight in financials muted the portfolio’s relative returns. Energy was the weakest sector in the benchmark for the reporting period. Conversely, the benchmark’s financials sector delivered some of the strongest total returns in 2012. An underweight in information technology and overweight in materials contributed positively to the portfolio’s performance. The uncertain environment hurt many information technology names. In contrast, the materials sector was the second strongest performer in the benchmark for the reporting period.

Health Sciences Portfolio (managed by Jennison Associates LLC)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Health Sciences Portfolio’s Class I returned 25.68%, compared to a 16.17% return for its benchmark, the S&P Composite 1500 Index and a 18.35% return for the S&P Composite 1500 Health Care Index.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Jennison Associates LLC began managing the portfolio on May 1, 2005, and some investment policies changed at that time. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2012(1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	25.68%	9.66%	12.21%
S&P Composite 1500 Index	16.17%	2.07%	7.51%
S&P Composite 1500 Health Care Index	18.35%	5.10%	6.83%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	25.93%	11.55%
S&P Composite 1500 Index	16.17%	4.76%
S&P Composite 1500 Health Care Index	18.35%	9.71%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the broad-based S&P Composite 1500 Index and also outperformed the health care-specific S&P Composite 1500 Health Care Index. Every sector in the health care–specific benchmark rose with advances largest in biotechnology and life sciences tools and services. The health care technology sector’s gain was comparatively subdued. Jennison’s management team strives to construct a well-diversified portfolio that draws on rigorous research and bottom-up stock selection. In all areas, the manager looks for companies benefiting from new product approvals, significant mergers and partnerships, or the global economic environment.

In the portfolio, holdings in the life sciences tools and services, health care equipment and supplies, and biotechnology sectors made the biggest gains, while biotechnology positions contributed most to its performance return. The portfolio’s health care technology holdings lost ground and detracted from its return.

Biotechnology holdings, Medivation, Inc., Alexion Pharmaceuticals, Inc., BioMarin Pharmaceutical, Inc., ARIAD Pharmaceuticals, Inc. and Regeneron Pharmaceuticals, Inc. were key contributors to the portfolio’s strong performance returns. Medivation climbed on news that the Food and Drug Administration (FDA) approved its experimental prostate cancer drug, Xtandi, for the treatment of patients with metastatic castration-resistant prostate cancer who have previously received docetaxel, another oncology treatment. Clinical trial data showed that Xtandi helped post-chemotherapy patients live longer, suggesting that the treatment could become a significant player in the global prostate cancer market. The portfolio’s position in Medivation was eliminated in December to realize gains.

Alexion Pharmaceuticals rose on strong financial results and favorable market sentiment about its lead product, Soliris. Soliris treats two rare, genetic, and potentially life-threatening blood disorders: paroxysmal nocturnal hemoglobinuria (PNH), and atypical hemolytic uremic syndrome (aHUS). The company is aggressively pursuing label expansion opportunities in other autoimmune and inflammatory disease settings.

BioMarin Pharmaceutical also gained on trial data that showed its enzyme replacement therapy, GALNS, improved the walking distance for patients with the rare lysosomal storage disorder mucopolysaccharidosis type IVA (Morquio A Syndrome). Designated an “orphan disease” by the FDA, Morquio A Syndrome causes growth retardation, flat feet, and other abnormalities. We believe sales of GALNS could eventually total hundreds of millions of dollars, as drugs for treating orphan diseases often command high prices. BioMarin’s product pipeline also includes treatments for phenylketonuria, an inherited metabolic disease, and achondroplasia, a bone-growth disorder.

Additionally, Ariad Pharmaceuticals advanced on trial data that confirmed the efficacy of its leukemia inhibitor, ponatinib, in certain patients with drug-resistant myeloid leukemia. Another drug candidate, tyrosine-kinase inhibitor AP2611, has shown anti-tumor activity in certain categories of patients with advanced non-small cell lung cancer.

Regeneron Pharmaceuticals surged, reflecting FDA approval of Eylea, the company’s treatment for wet, age-related macular degeneration (AMD), a leading cause of blindness in the elderly. Eylea is being studied for other eye disorders, including central retinal vein occlusion, diabetic macular edema, and myopic choroidal neovascularization.

In health care providers and services, Amerigroup Corp. climbed on news of its acquisition by health insurer WellPoint, Inc. Amerigroup focuses on serving people who receive health care through publicly sponsored programs, such as Medicaid, Supplemental Security Income, and the State Children’s Health Insurance Program.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Key detractors from portfolio performance included biotechnology positions Elan Corp. P.L.C., Chelsea Therapeutics International, Inc. and Rigel Pharmaceuticals, Inc. Elan fell on disappointing results from late-stage clinical trials of bapineuzumab, an Alzheimer’s therapy the company is developing with Pfizer and Johnson & Johnson.

Chelsea Therapeutics International dropped on news that the FDA denied approval of Northera, a proposed treatment for neurogenic orthostatic hypotension, a chronic and potentially debilitating drop in blood pressure commonly associated with Parkinson’s disease. We eliminated the portfolio’s position in Chelsea before the FDA’s rejection of Northera on underlying weakness in the findings of an FDA panel that had recommended approval.

Rigel declined after data from a Phase II study of its lead drug, fostamatinib, called into question the drug’s efficacy as a monotherapy for rheumatoid arthritis. We eliminated the portfolio’s position in Rigel on the disappointing data.

Pharmaceutical holdings Corcept Therapeutics, Inc. and Shire P.L.C. also detracted from portfolio performance. Corcept fell on disappointing sales of Korlym, its drug for the treatment of Cushing’s syndrome. Korlym seeks to regulate release patterns of cortisol in patients with psychotic depression and Cushing’s syndrome, a hormone disorder caused by high levels of cortisol in the blood.

Specialty biopharmaceutical company, Shire, was hurt by uncertainties about its attention deficit/hyperactivity disorder (ADHD) franchise. In December, the company announced that its ADHD drug Elvanse (known as Vyvanse in the U.S.) received a positive opinion from the U.K.’s, Medicines and Healthcare Products Regulatory Agency (MHRA), which was acting on behalf of seven other European countries (Denmark, Finland, Germany, Ireland, Norway, Spain, and Sweden). We expect Elvanse to be launched mid-2013 in the European Union (E.U). The ADHD market has meaningful growth potential. Many of Shire’s other products, including Vpriv (for Gaucher disease), Intuniv (for ADHD), and Elaprase (for Hunter syndrome), are performing well.

Real Estate Portfolio (managed by Morgan Stanley Investment Management Inc.)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Real Estate Portfolio’s Class I returned 16.21%, compared to a 16.00% return for the broad-based S&P 500 Index and 18.06% for the FTSE NAREIT Equity REITs Index. The S&P 500 Index was added to compare performance of the portfolio against a large portion of the U.S. equities market.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Morgan Stanley Investment Management Inc. manages the portfolio and used to do business in certain instances under the name Van Kampen, and managed the portfolio under the Van Kampen name from the portfolio’s inception until May 1, 2010.

Average Annual Total Returns for the periods ended December 31, 2012(1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	16.21%	5.03%	12.58%
S&P 500 Index	16.00%	1.66%	7.10%
FTSE NAREIT Equity REITs Index	18.06%	5.45%	11.63%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	16.44%	6.24%
S&P 500 Index	16.00%	5.08%
FTSE NAREIT Equity REITs Index	18.06%	8.03%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the broad-based S&P 500 Index but underperformed the sector-specific FTSE NAREIT Equity REITs Index. During the reporting period, movements in REIT share prices appeared to have been largely influenced by transactional evidence in the private markets of strong investor demand for core assets at valuations that demonstrate the acceptance of low expected returns. REITs have also been impacted by the “risk-on/risk-off” gyrations of the broader equity markets which may have also been reflected in the S&P 500 Index. The Morgan Stanley portfolio management team has maintained its core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices provide real estate exposure at what we believe to be the best valuation relative to their underlying asset values.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

During the reporting period, bottom-up stock selection and top-down sector allocation detracted from the portfolio’s performance relative to the FTSE NAREIT Equity REITs Index. Cash held in the portfolio also detracted from its performance.

From a bottom-up perspective, the portfolio achieved favorable relative stock selection in the diversified and hotel sectors; however, this was off-set by relative losses from stock selection in the health care and central business district (CBD) office sectors. From a top-down perspective, the underweight to the specialty office sector contributed to the portfolio’s relative performance; however, this was offset by the overweight to the CBD office and apartment sectors, detracting from its relative performance.

We continue to focus on relative implied valuations as a key metric. Our company-specific research leads us to an overweighting in the portfolio to a group of companies that are focused in the ownership of upscale urban hotels, high quality malls, apartments, CBD office assets and a number of out-of-favor companies and an underweighting to companies concentrated in the ownership of health care, specialty office, storage and industrial assets.

Technology Portfolio (managed by Columbia Management Investment Advisers, LLC)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Technology Portfolio’s Class I returned 7.14%, compared to a 16.00% return for the S&P 500 Index and a 15.23% return for the S&P North American Technology Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Columbia Management Investment Advisers, LLC began managing the portfolio on May 1, 2010, and some investment policies changed at that time. Other firms managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2012(1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	7.14%	-1.79%	8.26%
S&P 500 Index	16.00%	1.66%	7.10%
S&P North American Technology Index	15.23%	3.54%	9.40%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	7.36%	-2.14%
S&P 500 Index	16.00%	5.08%
S&P North American Technology Index	15.23%	3.72%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I underperformed the broad-based S&P 500 Index, and also underperformed the sector-specific S&P North American Technology Index. We at Columbia seek long-term capital appreciation by constructing a conviction-weighted portfolio of technology and technology-related companies, as driven by rigorous bottom-up fundamental and valuation analysis.

Relative to the S&P 500 Index, an underweight to the financials, consumer discretionary and health care sectors detracted from the portfolio’s relative performance. The portfolio’s investments were concentrated in the technology sector, where poor stock selection and overweight postures to the semiconductor and software industries magnified the relative underperformance to the S&P 500 Index during the reporting period.

Relative to the S&P North American Technology Index, stock selection within the semiconductor, software, internet software & services and computer & peripheral industries detracted from portfolio performance as did an overweight relative to the semiconductor industry and a relative underweight in the internet software & services industry. A combination of industry allocation and stock selection accounted for the portfolio’s underperformance. Within semiconductors & semiconductor equipment, the portfolio was overweight relative to the S&P North American Technology Index, which hampered the portfolio’s performance returns as a significant slow-down in the PC market had an immediate impact on this industry. Positions in Advanced Micro Devices, Inc. and Marvell Technology Group, Ltd. detracted the most from the portfolio’s performance. Advanced Micro Devices shares declined as the company failed to execute on its product delivery plan. Marvell Technology, which had significant exposure to the hard-disc drive market, performed poorly as PC demand among consumers and businesses disappointed. On the positive side, the portfolio did well to avoid holding a position in Intel, as the industry bellwether performed poorly.

In the software industry, a position in entertainment data software company Rovi Corp. significantly detracted from the portfolio’s performance results. However, positions in software companies Synopsis and Symantec each added value to the portfolio, rebounding solidly from earlier

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

weakness. An underweight in internet software & services also hampered the portfolio’s relative performance results. The industry rose strongly in 2012, and valuation concerns relative to growth prospects led us to underweight the industry relative to the benchmark, which hurt the portfolio’s performance returns during the reporting period.

In computers & peripherals, the portfolio lost some ground by underweighting industry giant Apple, Inc., which generated strong gains for the reporting period. As part of our management team’s risk management strategy, we generally trim high conviction names as they grow beyond 8.00% of portfolio assets. NetApp, Inc., which manufactures storage arrays, detracted from portfolio performance results, as its product transition took longer than anticipated. A position in Dell, Inc. was hurt by the slowdown in the PC market even though the company has taken steps to diversify away from being solely a PC manufacturer. A decision to underweight Hewlett-Packard Co., which performed poorly in 2012, helped offset some of these losses.

Stock selection relative to the S&P North American Technology Index in the communications equipment industry helped the portfolio’s relative performance results most. The portfolio was overweight in QUALCOMM, Inc., which was a strong performer for the reporting period. In addition, the portfolio did not own certain benchmark stocks that lost competitive ground to Apple’s iPhone, benefiting the portfolio’s performance during the reporting period. Also, underweighting exposure to networking stocks, which were pressured by a slowdown in carrier spending, and to infrastructure stocks, helped the portfolio’s annual performance.

Looking ahead, the U.S. economy has shown modest improvement, and we believe that fiscal and monetary policy are likely to play a meaningful role in determining whether the current, fragile, economic recovery blossoms or continues to deliver uninspiring growth in 2013. We intend to adjust the portfolio’s exposure accordingly. We are optimistic that the PC supply chain has worked through its excess inventory and are hopeful that the worst is over for PC-related companies. We are still of the opinion that demand for computing is growing globally, and traditional PCs will remain a part of that landscape along with the fast-growing tablet and smart-phone categories. The portfolio remains overweight relative to the benchmark in the semiconductor industry. Given attractive valuations, investor apathy and positive semiconductor capital equipment trends, we are optimistic that the chip-related holdings in the portfolio may also be poised for better performance. Finally, we are constructive in our view toward an uptick in enterprise spending, as corporations invest in information technology in an effort to improve productivity. The key question that remains is the timing of such an upward turn.

Emerging Markets Portfolio (managed by OppenheimerFunds, Inc.)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Emerging Markets Portfolio’s Class I returned 21.52%, compared to a 18.22% return for its benchmark, the MSCI Emerging Markets Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	5 Years	10 Years

Portfolio’s Class I	21.52%	4.13%	20.59%
MSCI Emerging Markets Index	18.22%	-0.92%	16.52%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	21.77%	-1.51%
MSCI Emerging Markets Index	18.22%	-5.09%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. The portfolio’s outperformance of the benchmark was primarily due to strong, relative stock selection in the consumer staples, financials and consumer discretionary sectors. The portfolio underperformed primarily in the information technology sector as a result of weaker relative stock selection. Brazil, Turkey and Russia were top contributors to the portfolio’s performance while the U.K. and China were underperformers for the portfolio.

We at Oppenheimer use an investment approach designed to produce long-term growth with a degree of downside protection. The portfolio seeks to invest in high quality companies in emerging markets that it believes have meaningful and persistent competitive advantages. Our investments tend to be in companies that have low capital requirements and the potential to produce high returns on invested capital throughout the business cycle.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Top performing stocks contributing to portfolio performance for the reporting period included consumer staples stocks Magnit O.J.S.C. (Russia) and Fomento Economico Mexicano S.A.B. de CV (FEMSA (Mexico)); financials stocks Haci Omer Sabanci Holdings A.S. (Turkey) and SM Prime Holdings, Inc. (Philippines); and consumer discretionary stock, Prada S.P.A. (Italy).

Magnit O.J.S.C. is one of Russia’s largest food retailers, with nearly 5,000 retail outlets. During the reporting period, the company experienced increased sales, and its stock price exceeded its peak level from early 2011. FEMSA owns and operates OXXO, the largest convenience store chain in Latin America. FEMSA is also one of the largest, independent Coca-Cola bottlers in the world and holds a 20% stake in Heineken. The stock continued to perform well as sales increased across its businesses, most notably OXXO. Haci Omer Sabanci Holdings is the second largest conglomerate in Turkey, and it continued to post strong revenues from its different divisions and enjoyed healthy growth.

Prada is an Italian-based manufacturer of luxury leather goods and clothing for men and women. Particularly strong demand in Asia helped drive shares of Prada higher over the reporting period. SM Prime Holdings is the largest shopping mall and retail operator in the Philippines. The company continued to expand by opening new malls in the Philippines and China and benefited from organic growth in existing stores on robust consumer spending and strong economic fundamentals.

The top detractors from portfolio performance included information technology stocks Infosys Ltd. (India), Baidu, Inc. (China), and HTC Corp. (Taiwan); consumer discretionary stock New Oriental Education & Technology Group, Inc. (China); and energy stock BG Group P.L.C. (U.K.).

Infosys announced its revenue outlook faced challenges due to Hurricane Sandy in the U.S., delaying client orders. Additionally, it was negatively impacted by a recession in India and ongoing problems around the need for economic and political reform in that country. Baidu is a Chinese language internet search provider based in Beijing. Increasing regulations from the Chinese government made the market somewhat jittery about Chinese internet stocks, in addition to overall concerns about a moderating Chinese economy and Baidu’s trailing entrance into new application technologies.

New Oriental Education is a provider of private educational services in China. The company met with some challenges during the reporting period, and its stock price took a significant hit after it disclosed that the SEC was looking into the company’s accounting practices, attributing the probe to a recent consolidation of one of its entities into a wholly-owned subsidiary.

HTC is the designer and manufacturer of Android phones. HTC’s stock performance declined during the reporting period amid fiercer competition from Apple and Samsung, driving down HTC’s earnings. Shares of BG Group declined in part due to lower oil prices and some internal management restructurings which gave the market pause. Another detractor from portfolio performance was Anglo American Platinum Ltd. (U.K.) as its stock declined after downgrades were issued that cited production issues across a few of its business, strikes at its South African mines and issues in its copper unit.

At the reporting period end, the portfolio had its most significant overweight positions relative to the benchmark in the consumer staples, consumer discretionary and information technology sectors and its largest underweights in materials, financials, utilities, telecommunication services, energy and industrials.

We remain optimistic regarding the emerging markets and the portfolio despite short-term volatility. The developed world continues to have many unresolved structural problems. It is our opinion that the emerging markets will remain the engines of global growth with the sizable majority of global growth coming out of them. The hyper-normal growth that came out of the economic crisis, we believe, will be replaced by more sustainable, albeit slower growth. We currently see valuations in emerging markets, presenting us with some potentially attractive opportunities.

International Large-Cap Portfolio (managed by MFS Investment Management)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the International Large-Cap Portfolio’s Class I returned 22.53%, compared to a 17.32% return for its benchmark, the MSCI EAFE Index.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	MFS Investment Management began managing the portfolio on January 1, 2004. Another firm managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2012(1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	22.53%	0.98%	9.78%
MSCI EAFE Index	17.32%	-3.69%	8.21%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	22.78%	-0.15%
MSCI EAFE Index	17.32%	-3.59%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. We at MFS use a bottom-up investment style, involving the research of the fundamentals of each individual opportunity and analyzing certain aspects of a company such as earnings, cash flows, growth potential and management abilities. Stock selection in the consumer staples sector was a primary driver of the portfolio’s performance relative to the benchmark. A key factor for positive relative results within this sector was the portfolio’s holdings of Dutch brewer Heineken N.V. (Netherlands) and skin and beauty care products maker Beiersdorf A.G. (Germany), both of which outperformed the benchmark during the reporting period.

Stock selection in the health care sector was another positive factor for the portfolio’s relative performance. The portfolio’s ownership in shares of strong-performing health care products maker Bayer A.G. (Germany) benefited relative performance results. Stock selection in the basic materials sector also boosted the portfolio’s relative returns. However, there were no individual stocks within this sector that were among the portfolio’s top relative contributors to its performance. Stock selection in the special products & services sector also bolstered relative performance. Holdings of provider Amadeus IT Holding S.A. (Spain), a leading provider of internet technology to the global tourism and travel industry, benefited the portfolio’s relative returns as the stock posted strong performance for the reporting period.

The portfolio’s holdings of banking firm ICICI Bank Ltd. (India), French electrical distribution equipment manufacturer Schneider Electric S.A., business software developer SAP A.G. (Germany), financial services firm HSBC Holdings P.L.C. (U.K.), advertising and marketing firm WPP P.L.C. (U.K.) and South Korean microchip and electronics manufacturer Samsung Electronics Co. Ltd. boosted the portfolio’s relative results as all six stocks outperformed the benchmark.

During the reporting period, the portfolio’s currency exposure contributed to its relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Stock selection in the financial services sector detracted from relative performance. The portfolio’s holdings of wealth management firm Julius Baer Group Ltd. (Switzerland) and Australian insurance company QBE Insurance Group Ltd. were among the portfolio’s top relative detractors. Holdings of weak-performing oil and gas exploration company INPEX Corp. (Japan), telecommunication services provider China Unicom Ltd. (Hong Kong), printers and computer peripherals maker Canon, Inc. (Japan), telecommunication services firm TIM Participacoes S.A. (Brazil), imaging, health care, and medical products manufacturer Hoya Corp. (Japan), and Israeli-headquartered security software provider Check Point Software Technologies Ltd. all held back the portfolio’s relative performance. The portfolio’s timing in the ownership of supermarkets and convenient stores operator Tesco Corp. (U.K.), also negatively impacted its relative results.

International Small-Cap Portfolio (managed by Batterymarch Financial Management, Inc.)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the International Small-Cap Portfolio’s Class I returned 19.44%, compared to a 18.55% return for its benchmark, the S&P Developed Ex-U.S. SmallCap Index.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 1, 2006 through December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	5 Years	Since Inception (5/1/06)

Portfolio’s Class I	19.44%	-2.32%	-0.61%
S&P Developed Ex-U.S. SmallCap Index	18.55%	-1.26%	1.52%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	19.68%	-2.82%
S&P Developed Ex-U.S. SmallCap Index	18.55%	-4.82%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. We at Batterymarch maintain a well-diversified, style-neutral portfolio with modest region and sector allocations versus the benchmark through the combination of portfolio construction rules and sector ranks. The portfolio continues to invest in excess of 100 companies and generally expects to invest a significant amount of its assets in about the same number of non-U.S. countries as the benchmark.

Stock selection benefited the portfolio during the reporting period. Positive stock selection results were largely driven by selection in continental Europe. Stock selection in the industrials, financials and information technology sectors was especially strong benefiting the portfolio’s performance. Stock selection also added significantly to the portfolio’s relative performance return in South Korea.

At the security level, an overweight to German-based Duerr A.G. was the leading contributor to the portfolio’s performance. Duerr A.G. is a holding company that provides equipment, services and systems primarily for the automobile and aircraft industries and reported strong sales revenues in 2012. Overweight to Aberdeen Asset Management P.L.C. in the U.K. and OC Oerlikon Corp. A.G. in Switzerland also contributed positively to portfolio performance.

The impact of region and sector allocation was essentially neutral before the impact of cash, which detracted from portfolio performance in a positive return environment. The advantage of an underweight in the commodity-sensitive countries of Australia, New Zealand and Canada was offset by an overweight to Japan, which underperformed the benchmark for the reporting period.

Stock selection in Japan was the biggest detractor from portfolio relative performance, especially in the consumer discretionary, financials ex-banks and industrials sectors. Stock selection was also difficult in U.K industrials. At the stock level, the three primary detractors were in the Australia, New Zealand and Canada region, specifically overweights to Poseidon Concepts Corp. (hurt by slowing growth and high levels of accounts receivables that may need to be written-off), Iluka Resources Ltd. (a non-benchmark position that had previously been a major contributor) and Emeco Holdings Ltd. All had negative, double-digit returns for the portion of the year held in the portfolio.

The portfolio has a conservative currency hedging strategy designed to protect the underlying value of equity investments. We may hedge major currencies (yen, euro and British pound) to the U.S. dollar, up to 15% of the underlying portfolio. At times during the reporting period, the portfolio held small, model-driven currency hedges on exposures to all three currencies. A hedge on the yen initiated in December was still in place as of the end of the reporting period. The total impact of these derivative positions on the portfolio’s performance for the reporting period was a modest gain (both realized and unrealized).

International Value Portfolio (managed by J.P. Morgan Investment Management Inc.)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the International Value Portfolio’s Class I returned 17.82%, compared to a 17.32% return for its benchmark, the MSCI EAFE Index.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the ten-year period ended December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	J.P. Morgan Investment Management Inc. began managing the portfolio on January 1, 2011, and some investment policies changed at that time. Other firms managed the portfolio before that date.

Average Annual Total Returns for the periods ended December 31, 2012(1)
	1 Year	5 Years	10 Years

Portfolio’s Class I	17.82%	-6.79%	4.34%
MSCI EAFE Index	17.32%	-3.69%	8.21%
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class P	18.05%	-4.09%
MSCI EAFE Index	17.32%	-3.59%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class I outperformed the benchmark. We at J.P. Morgan maintain a transparent and uniform investment philosophy which drives all in-house research efforts and all investment decisions. We seek to add value to clients’ portfolios by capitalizing on mis-valuations that arise within and across the world’s equity markets. We do this by investing in undervalued securities, as identified by in-house valuation tools and research analysts. Our process is dominated by bottom-up stock selection.

Stock selection in aggregate, added value, underpinned by strong showings in basic industries, health care, insurance and technology semi-conductors. Sector allocation, however, was a major detractor from portfolio performance. The portfolio was underweight in property (the best-performing sector for the year) and overweight in weaker sectors like telecommunication services, utilities and technology hardware. Stock selection in banks/capital markets also detracted from the portfolio’s relative returns. Regionally, stock selection in Japan and an underweight to the Pacific Rim weighed on its returns, while stock selection in the U.K. and exposure to the emerging markets contributed.

At the stock level, Vodafone Group P.LC., the U.K. telecommunication services provider, detracted from portfolio performance during the reporting period. Service sales (excluding the impact of acquisitions and currency movements) fell during the second quarter of the reporting period, the first decline in over two years. At the same time, the company took a write-down on its Spanish and Italian operations, which resulted in a loss for the fiscal first-half, versus a profit the year before. Despite the setback, the company expects operating profits for the full year to be at the upper-half of the projected range, primarily due to cost cutting. Management also announced it would initiate a share buyback program utilizing the dividends it receives from its ownership in Verizon Wireless Communications, Inc., which announced it would distribute dividends to its owners.

On the upside, Volkswagen A.G., the German automaker, was a strong performer, contributing to portfolio performance. Despite an uncertain economic environment, the company stuck by its sales and growth targets for the year, underscoring its strength relative to other regional competitors. By relying on growth in the U.S. and China and expanding its Audi brand, Volkswagen has avoided much of the five-year contraction that has plagued other European automakers. Operating profits at the company declined year-over-year in the third quarter but were somewhat in-line with Wall Street estimates. Sales were up for the reporting period. Volkswagen still plans to “match” last year’s operating income.

Currency Strategies Portfolio (managed by UBS Global Asset Management (Americas) Inc.)

Q. How did the portfolio perform for the period ended December 31, 2012?

A. The portfolio commenced operations on September 28, 2012. For the period from inception through December 31, 2012, the Currency Strategies Portfolio’s Class I returned -1.14%, compared to a 0.02% return for its benchmark, the Citigroup 1-Month U.S. T-Bill Index.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on September 28, 2012 through December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on September 28, 2012 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the period from Inception through December 31, 2012
Since Inception (9/28/12)~

Portfolio’s Class I	-1.14%
Citigroup 1-Month U.S. T-Bill Index	0.02%

Portfolio’s Class P	-1.09%
Citigroup 1-Month U.S. T-Bill Index	0.02%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period since inception through December 31, 2012, the portfolio’s Class I underperformed the benchmark. Under normal market conditions, this portfolio invests in derivatives and high-quality debt securities to establish exposures to global currencies. We at UBS seek to gain positive exposures to currencies that we believe are undervalued and negative exposure to currencies that are believed to be overvalued.

For the reporting period, derivatives, including non-deliverable forwards, had a negative impact on the portfolio’s performance. Over the fourth quarter, commodities prices broadly decreased. Historically, the Australian dollar and New Zealand dollar have shown a positive correlation with commodity prices, so the fundamental mis-pricing of these currencies appears to have increased. We believe this enhances the attractiveness of short exposure to these currencies; however, due to the “risk-on” nature of the markets in the fourth quarter, higher-risk currencies rallied, causing the Australian dollar and New Zealand dollar short positions to negatively impact the portfolio’s performance.

In emerging markets, the portfolio was long the Korean won and the Malaysian ringgit, which were underpinned by relatively strong economic growth, healthy trades and net, international lending positions. The portfolio is also long the Mexican peso, which is attractive on a valuation basis and had an attractive level of inflation-adjusted interest rates relative to other currencies. Our positioning in “risk-on” emerging markets currencies is further supported by stronger data releases from both the U.S. and China. During the reporting period, these positions positively impacted the portfolio’s performance. As noted earlier in this discussion, the “risk-on” environment was beneficial for higher-risk currencies such as the emerging markets currencies held in the portfolio.

In the longer-term, we expect to remain long the U.S. dollar which appears undervalued on a trade-weighted basis. We also expect that the U.S. economy will outperform, aided by a rebound in the housing market and moves towards greater energy self-sufficiency. In addition, the U.S. economy appears to be further along in the deleveraging cycle than many other major economies. U.S. dollar positioning was positive for the reporting period. Additionally, as the tail risk of a eurozone break-up appears to have almost wholly diminished, we maintain an overall long position in the euro. This position benefited the portfolio during the reporting period.

Global Absolute Return Portfolio (managed by Eaton Vance Management)

Q. How did the portfolio perform for the period ended December 31, 2012?

A. The portfolio commenced operations on September 28, 2012. For the period from inception through December 31, 2012, the Global Absolute Return Portfolio’s Class I returned -0.20%, compared to a 0.04% return for its benchmark, the BofA Merrill Lynch U.S. 3-Month T-Bill Index.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on September 28, 2012 through December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on September 28, 2012 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the period from Inception through December 31, 2012
Since Inception (9/28/12)~

Portfolio’s Class I	-0.20%
BofA Merrill Lynch U.S. 3-Month T-Bill Index	0.04%

Portfolio’s Class P	-0.15%
BofA Merrill Lynch U.S. 3-Month T-Bill Index	0.04%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period since inception through December 31, 2012, the portfolio’s Class I underperformed the benchmark. Eaton Vance invests the portfolio in securities, derivatives and other instruments to establish long and short investment exposures around the world, typically seeking to establish such investment exposures to individual countries based on management’s view of the investment merits of a country. The portfolio normally invests in multiple countries and may have significant exposure to foreign currencies.

In Latin America, the portfolio’s long position in currencies detracted from its performance, and credit positions, both long and short, reduced portfolio performance returns as well. Drilling down into specific countries in the region, long dollar credit positions in Argentina detracted from portfolio returns. The risk of a technical default greatly increased during the fourth quarter following a surprise U.S. court ruling that will attempt to force payment to creditors still holding debt on which the country defaulted in 2001.

In Asia, many of the portfolio’s long and short positions contributed positively to the portfolio’s performance, although gains were tempered by hedging positions in credit. In the Middle East and Africa, currency long and short positions were additive to portfolio performance returns. The portfolio’s short position in the Japanese yen had a positive impact on its performance as the new administration is expected to push for a much more accommodative monetary policy from the Bank of Japan. A long position in the Indian rupee generated negative performance returns for the portfolio during the reporting period as reform announcement momentum stalled, and poor economic data resulted in losses after a large rally in the third quarter.

Short credit positions in Western Europe were detrimental to the portfolio’s performance returns, while long currency and credit positions in Eastern Europe generated positive performance returns for the portfolio. The portfolio’s short positions in French and Spanish credit produced negative performance returns amid heightened volatility across the eurozone. Technical factors are pushing French yields lower, while markets expect Spain to receive a bailout.

Facing slowing economic growth, the National Bank of Poland cut rates twice during the period, which aided a long position in Polish rates, benefiting the portfolio.

Precious Metals Portfolio (managed by Wells Capital Management Incorporated)

Q. How did the portfolio perform for the period ended December 31, 2012?

A. The portfolio commenced operations on September 28, 2012. For the period from inception through December 31, 2012, the Precious Metals Portfolio’s Class I returned -14.01%, compared to a -14.51% return for its benchmark, the FTSE Gold Mines Index.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on September 28, 2012 through December 31, 2012. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on September 28, 2012 through December 31, 2012 are also shown in the table below. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Total Returns for the period from Inception through December 31, 2012
Since Inception (9/28/12)~

Portfolio’s Class I	-14.01%
FTSE Gold Mines Index	-14.51%

Portfolio’s Class P	-13.96%
FTSE Gold Mines Index	-14.51%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the period from inception through December 31, 2012, the portfolio’s Class I outperformed the benchmark. The Wells Capital portfolio management team invests in companies involved in the exploration, development, mining, processing, or dealing of gold, precious metals, and minerals, which tend to have a relatively high correlation to underlying commodity prices and relatively low correlation to the prices of other stocks and bonds. Wells Capital takes a disciplined approach to risk management through top-down analysis and bottom-up stock selection, while diversifying across market capitalizations, production profiles, and geographies and focusing on a long-term investment horizon, looking for companies that have lower-than-average cost structures, are well managed, and are likely to improve their relative values over time.

The portfolio benefited from holding relatively more cash than normal by buying shares into a declining gold market. The portfolio held approximately 7.4% of assets in cash on average throughout the reporting period, which outperformed the benchmark’s precious metals equity holdings and added to its relative performance. A greater exposure to smaller-capitalization stocks relative to the benchmark added to the portfolio’s returns. However, several large-capitalization mining companies, including Barrick Gold Corp. and Newmont Mining Corp., reported disappointing third quarter results because of rising production costs and company-specific issues, dragging down portfolio performance.

Franco Nevada and Fresnillo P.L.C., which together comprise nearly 5% of the portfolio, were important contributors to the portfolio’s performance. Franco Nevada reported better-than-expected third quarter earnings along with a dividend hike which supported the stock price. We like the company’s collection of royalties in politically stable geographies, strong management team and cash-rich balance sheet. Silver miner Fresnillo also reported strong third quarter earnings. We believe Fresnillo is well positioned as the low-cost silver producer and could appreciate on better relative silver performance. In addition, exploration and development company Queenston Mining, Inc., contributed to the portfolio’s performance results as it was the subject of a takeover offer. Torex Gold Resources, Inc. outperformed on the news that a $380 million financing project to build its Morelos Mine in Mexico was successful. We believe this helped to reduce investor fears that they wouldn’t be able to secure financing.

IAMGOLD Corp. was the most significant detractor from the portfolio’s performance during the reporting period as the stock underperformed when the company announced that 2013 gold production would be lower-than-expected. The shortfall was the result of an unexpected delay in the commissioning of its new Westwood Mine. Also detracting from portfolio performance during the reporting period was gold mining holding Randgold Resources Ltd. The stock’s decline reflected, in part, a pullback from a 37% gain in the third quarter of 2012 as well as production results and company guidance that were below analysts’ expectations. We still believe in Randgold due to its solid production track record, expertise in mine design, and financial discipline.

We maintained a geographic underweight to South Africa due to the country’s long-standing trend of high and increasing labor costs. That positioning detracted from the portfolio’s relative results during the reporting period as South African miners rebounded from previous weakness. Earlier in 2012, South African mining companies suffered from a series of violent strikes that disrupted operations and pressured their stock prices. The companies were able to settle the strikes, largely by raising wages, and we believe that South African mining stocks outperformed during the reporting period as a result. Our long-term view on these stocks remains unchanged.

American Funds Asset Allocation Portfolio (Capital Research and Management Company manages the Master Asset Allocation Fund)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the American Funds Asset Allocation Portfolio’s Class I returned 15.72%, compared to a 16.00% return for its benchmark, the S&P 500 Index and a 4.21% for the Barclays U.S. Aggregate Bond Index. The American Funds Asset Allocation Portfolio (Feeder Asset Allocation Portfolio) invests all of its assets in Class 1 shares of the Asset Allocation Fund, a series of the American Funds

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Insurance Series®, a registered open-end investment company (Master Asset Allocation Fund). The Master Asset Allocation Fund returned 16.44% for the same period. The performance for the Feeder Asset Allocation Portfolio was lower than the Master Asset Allocation Fund due to expenses incurred by the Feeder Asset Allocation Portfolio.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on February 2, 2009 through December 31, 2012. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	Since Inception (2/2/09)~

Portfolio’s Class I	15.72%	14.49%
S&P 500 Index	16.00%	17.53%
Barclays U.S. Aggregate Bond Index	4.21%	6.50%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The discussion that follows relates to the master fund. For the reporting period, the portfolio’s Class I underperformed the S&P 500 Index but outperformed the Barclays U.S. Aggregate Bond Index. The Master Asset Allocation Fund (the “fund”) invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). After a strong start to the year, U.S. stocks faltered in April and May before a mid-year rally that continued until October when investors lost patience with the fiscal cliff negotiations.

Holdings in eight of the fund’s ten industry sectors recorded double-digit gains for the year. Better U.S. housing data, stronger auto sales and rising consumer confidence lifted stocks in the consumer discretionary sector, which had the fund’s best returns. Media, specialty retail and auto companies were the sector’s major contributors. The financials sector also provided strong results, while the fund’s second-smallest sector, utilities, detracted from performance.

The fund’s holdings outside the U.S. were generally positive—the Netherlands, South Korea, France and South Africa had the most positive impact to performance.

During the reporting period, Capital Research’s portfolio counselors continued to emphasize investments in stocks, which accounted for approximately 70% of the fund’s net assets at the end of the reporting period.

Pacific Dynamix Portfolios

The Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios each invest its assets in the Pacific Dynamix Underlying Portfolios to achieve a specified risk target.

Performance

Since the performance of each Pacific Dynamix Portfolio is a composite of the performance of each of the Pacific Dynamix Underlying Portfolios in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based industry index to use as a comparison to a Pacific Dynamix Portfolio’s performance. Therefore, we at PLFA have provided information regarding three broad-based indices to use as a comparison to each Pacific Dynamix Portfolio’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each Pacific Dynamix Portfolio; each is comprised of the three broad-based indices shown below. The composite benchmarks were constructed with allocations to each asset class that correspond to the allocations for the Pacific Dynamix Portfolios that were in effect at that time. However, the actual allocation of any Pacific Dynamix Portfolio will naturally vary as a result of market performance over time. The performance for these broad-based indices for the year ended December 31, 2012 is shown in the following table:

Broad-Based Indices
S&P 500 Index (U.S. Stocks)	16.00%
MSCI World ex USA Index (International Stocks)	16.41%
Barclays U.S. Aggregate Bond Index (Fixed Income)	4.21%

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

It should be noted that the benchmark indices for the Pacific Dynamix Underlying Portfolios may differ from the Pacific Dynamix Portfolios’ broad-based indices. The following investments comprise the Pacific Dynamix Underlying Portfolios for the Pacific Dynamix Portfolios. Not all of the Pacific Dynamix Underlying Portfolios were represented in each of the Pacific Dynamix Portfolio models during the reporting period, and the allocation of each of the Pacific Dynamix Underlying Portfolios within the Pacific Dynamix Portfolio models did vary. The Pacific Dynamix Underlying Portfolios’ one-year performance for the year ended December 31, 2012 listed below is net of portfolio expenses.

Pacific Dynamix Underlying Portfolios
PD Aggregate Bond Index ‘P’	3.94%
PD High Yield Bond Market ‘P’	14.91%
PD Large-Cap Growth Index ‘P’	15.02%
PD Large-Cap Value Index ‘P’	17.17%
PD Small-Cap Growth Index ‘P’	14.30%
PD Small-Cap Value Index ‘P’	17.62%
PD Emerging Markets ‘P’	17.42%
PD International Large-Cap ‘P’	17.12%

Pacific Dynamix-Conservative Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Pacific Dynamix-Conservative Growth Portfolio’s Class I returned 9.42%, compared to a 4.21% return for the Barclays U.S. Aggregate Bond Index, a 16.00% return for the S&P 500 Index, a 16.41% return for the MSCI World ex USA Index, and a 9.02% return for the Pacific Dynamix-Conservative Growth Composite Benchmark.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 1, 2009 through December 31, 2012. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	Since Inception (5/1/09)

Portfolio’s Class I	9.42%	10.00%
Barclays U.S. Aggregate Bond Index	4.21%	6.53%
S&P 500 Index	16.00%	16.81%
MSCI World ex USA Index	16.41%	12.05%
Pacific Dynamix-Conservative Growth Composite Benchmark	9.02%	10.40%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The portfolio has just over half of its allocation in passively-managed, fixed income strategies. The remainder of the portfolio is allocated to four, passively-managed, domestic equity strategies and one, quantitatively-driven, international equity strategy. For the reporting period, the portfolio’s Class I returned 9.42% compared to 9.02% for the Pacific Dynamix-Conservative Growth Composite Benchmark. The riskier categories within each fixed income and domestic equity segment of the portfolio collectively detracted from its relative performance.

The fixed income segment of the portfolio outperformed the broad, fixed income benchmark. The allocation to the PD High Yield Bond Market Portfolio primarily contributed to the segment’s relative performance, whereas the PD Aggregate Bond Index Portfolio lagged the benchmark. The PD Aggregate Bond Index and PD High Yield Bond Market Portfolios seek to match the total returns of the Barclays U.S. Aggregate Bond and Barclays U.S. High-Yield 2% Issuer Capped Bond Indices, respectively.

As a group, the portfolio’s domestic equity segment outpaced the S&P 500 Index. Both the PD Large-Cap Value Index and PD Small-Cap Value Index Portfolios contributed to returns, as value styles benefited from the strong performance in the financials sector. The PD Large-Cap Growth Index and PD Small-Cap Growth Index Portfolios lagged behind the broad, equity market and detracted from performance. The domestic equity strategies generally seek to replicate the returns of their respective benchmarks. Specifically, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios attempt to mirror the Russell 1000 Growth and Russell 1000 Value Indices, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios generally seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices, respectively.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The international segment of the portfolio outpaced the MSCI World ex U.S. Index. The PD International Large-Cap Portfolio has a value bias relative to the benchmark, which may have helped its performance. Similar to domestic equities, foreign value stocks outpaced their growth counterparts.

Pacific Dynamix-Moderate Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Pacific Dynamix-Moderate Growth Portfolio’s Class I returned 11.74%, compared to a 16.00% return for the S&P 500 Index, a 4.21% return for the Barclays U.S. Aggregate Bond Index, a 16.41% return for the MSCI World ex USA Index, and a 11.33% return for the Pacific Dynamix-Moderate Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 1, 2009 through December 31, 2012. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	Since Inception (5/1/09)

Portfolio’s Class I	11.74%	11.74%
S&P 500 Index	16.00%	16.81%
Barclays U.S. Aggregate Bond Index	4.21%	6.53%
MSCI World ex USA Index	16.41%	12.05%
Pacific Dynamix-Moderate Growth Composite Benchmark	11.33%	12.12%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The portfolio has just under half of its allocation in passively-managed, fixed income strategies. The majority of the portfolio is allocated to four, passively-managed, domestic equity strategies and two, quantitatively-driven, international equity strategies. For the reporting period, the portfolio’s Class I returned 11.74% compared to 11.33% for the Pacific Dynamix-Moderate Growth Composite Benchmark. The riskier categories within each fixed-income and equity segment of the portfolio collectively detracted from its performance.

As a group, the portfolio’s domestic equity segment outpaced the S&P 500 Index. Both the PD Large-Cap Value Index and PD Small-Cap Value Index Portfolios contributed to returns, as value styles benefited from the strong performance in the financials sector. The PD Large-Cap Growth Index and PD Small-Cap Growth Index Portfolios lagged behind the broad, equity market and detracted from performance. The domestic

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

equity strategies generally seek to replicate the returns of their respective benchmarks. Specifically, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios attempt to mirror the Russell 1000 Growth and Russell 1000 Value Indices, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios generally seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices, respectively.

The international segment of the portfolio outpaced the MSCI World ex USA Index. The PD International Large-Cap Portfolio has a value bias relative to the benchmark, which may have helped its performance. Similar to domestic equities, foreign value stocks outpaced their growth counterparts.

The fixed income segment of the portfolio outperformed the broad, fixed income benchmark. The allocation to the PD High Yield Bond Market Portfolio primarily contributed to the segment’s relative performance, whereas the PD Aggregate Bond Index Portfolio lagged the benchmark. The PD Aggregate Bond Index and PD High Yield Bond Market Portfolios seek to match the total returns of the Barclays U.S. Aggregate Bond and Barclays U.S. High-Yield 2% Issuer Capped Bond Indices, respectively.

Pacific Dynamix-Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Pacific Dynamix-Growth Portfolio’s Class I returned 13.76%, compared to a 16.00% return for the S&P 500 Index, a 16.41% return for the MSCI World ex USA Index, a 4.21% return for the Barclays U.S. Aggregate Bond Index, and a 13.91% return for the Pacific Dynamix-Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 1, 2009 through December 31, 2012. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	Since Inception (5/1/09)

Portfolio’s Class I	13.76%	13.28%
S&P 500 Index	16.00%	16.81%
MSCI World ex USA Index	16.41%	12.05%
Barclays U.S. Aggregate Bond Index	4.21%	6.53%
Pacific Dynamix-Growth Composite Benchmark	13.91%	13.87%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The portfolio has a majority of its allocation in equity, including four, passively-managed, domestic equity portfolios and two, quantitatively-driven, international equity portfolios. The rest of the portfolio is invested in a passively-managed, fixed income portfolio. For the reporting period, the portfolio’s Class I returned 13.76% compared to 13.91% for the Pacific Dynamix-Growth Composite Benchmark. The riskier categories within the domestic and foreign equity segments of the portfolio detracted from its performance.

As a group, the portfolio’s domestic equity segment outpaced the S&P 500 Index. Both the PD Large-Cap Value Index and PD Small-Cap Value Index Portfolios contributed to returns, as value styles benefited from the strong performance in the financials sector. The PD Large-Cap Growth Index and PD Small-Cap Growth Index Portfolios lagged behind the broad, equity market and detracted from performance. The domestic equity strategies generally seek to replicate the returns of their respective benchmarks. Specifically, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios attempt to mirror the Russell 1000 Growth and Russell 1000 Value Indices, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios generally seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices, respectively.

The international segment of the portfolio outpaced the MSCI World ex USA Index. The PD International Large-Cap Portfolio has a value bias relative to the benchmark, which may have helped its performance. Similar to domestic equities, foreign value stocks outpaced their growth counterparts.

The fixed income segment of the portfolio (i.e. PD Aggregate Bond Index Portfolio) underperformed the broad, fixed income benchmark. The PD Aggregate Bond Index Portfolio seeks to match the total returns of the Barclays U.S. Aggregate Bond Index.

Portfolio Optimization Portfolios

The Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios are allocated amongst the Underlying Portfolios to achieve a specified risk target:

Performance

Since the performance of each Portfolio Optimization Portfolio is a composite of the performance of each of the Underlying Portfolios in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based industry index to use as a comparison to a Portfolio Optimization Portfolio’s performance. Therefore, we at PLFA have provided information regarding three broad-based indices to use as a comparison to each Portfolio Optimization Portfolio’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each Portfolio Optimization Portfolio; each is comprised of the three, broad-based indices shown below. The composite benchmarks were constructed with allocations to each asset class that correspond to the allocations for the Portfolio Optimization Portfolios that were in effect at that time. However, the actual allocation of any Portfolio Optimization Portfolio will naturally vary as a result of market performance over time. The one-year performance for these broad-based indices for the year ended December 31, 2012 is shown in the following table:

Broad-Based Indices
S&P 500 Index (U.S. Stocks)	16.00%
MSCI EAFE Index (International Stocks)	17.32%
Barclays U.S. Aggregate Bond Index (Fixed Income)	4.21%

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

It should be noted that the benchmark indices for the portfolios may differ from the portfolios’ broad-based indices. The following investments comprise the Underlying Portfolios for the Portfolio Optimization Portfolios. Not all of the Underlying Portfolios were represented in each of the Portfolio Optimization Portfolio models during the reporting period, and the allocation of each of the Underlying Portfolios within the Portfolio Optimization Portfolio models did vary. The Underlying Portfolios’ performance for the year ended December 31, 2012 listed below is net of portfolio expenses.

Cash Management ‘P’	0.00%
Diversified Bond ‘P’	8.58%
Floating Rate Loan ‘P’	8.31%
High Yield Bond ‘P’	15.53%
Inflation Managed ‘P’	10.09%
Inflation Protected ‘P’	5.72%
Managed Bond ‘P’	10.94%
Short Duration Bond ‘P’	3.40%
Emerging Markets Debt ‘P’	10.74	%(1)
American Funds Growth ‘P’	17.68%
American Funds Growth-Income ‘P’	17.30%
Comstock ‘P’	18.78%
Dividend Growth ‘P’	14.78%
Equity Index ‘P’	16.00%
Focused 30 ‘P’	23.45%
Growth LT ‘P’	18.45%
Large-Cap Growth ‘P’	18.47%
Large-Cap Value ‘P’	16.64%
Long/Short Large-Cap ‘P’	18.32%

Main Street Core ‘P’	17.25%
Mid-Cap Equity ‘P’	7.55%
Mid-Cap Growth ‘P’	7.71%
Mid-Cap Value ‘P’	14.72%
Small-Cap Equity ‘P’	16.16%
Small-Cap Growth ‘P’	13.09%
Small-Cap Index ‘P’	16.37%
Small-Cap Value ‘P’	11.31%
Health Sciences ‘P’	25.93%
Real Estate ‘P’	16.44%
Technology ‘P’	7.36%
Emerging Markets ‘P’	21.77%
International Large-Cap ‘P’	22.78%
International Small-Cap ‘P’	19.68%
International Value ‘P’	18.05%
Currency Strategies ‘P’	-1.09	%(2)
Global Absolute Return ‘P’	-0.15	%(2)
Precious Metals ‘P’	-13.96	%(2)

(1)	Commenced operations on April 30, 2012. Returns are from April 30, 2012 through December 31, 2012.

(2)	Commenced operations on September 28, 2012. Returns are from September 28, 2012 through December 31, 2012.

Portfolio Optimization Conservative Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Portfolio Optimization Conservative Portfolio’s Class I returned 10.11%, compared to a 4.21% return for the Barclays U.S. Aggregate Bond Index, a 16.00% return for the S&P 500 Index, a 17.32% return for the MSCI EAFE Index, and a 6.39% return for the Portfolio Optimization Conservative Composite Benchmark.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 2, 2011 through December 31, 2012. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class I	10.11%	5.61%
Barclays U.S. Aggregate Bond Index	4.21%	6.18%
S&P 500 Index	16.00%	5.08%
MSCI EAFE Index	17.32%	-3.59%
Portfolio Optimization Conservative Composite Benchmark	6.39%	5.30%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The Portfolio Optimization Conservative Portfolio is primarily comprised of various fixed income strategies and has a small allocation to equity portfolios. Fixed income investments include intermediate-term bonds, short duration securities, inflation-protected bonds, high yield debt and floating rate loans. The equity segment mainly encompasses domestic and foreign large-capitalization portfolios. Three alternative strategies, the Precious Metals, Currencies Strategies and Global Absolute Return Portfolios, which commenced operations on September 28, 2012, were added to the portfolio.

For reporting period, the portfolio’s Class I returned 10.11% compared to 6.39% for the Portfolio Optimization Conservative Composite Benchmark. At the broad asset class level, the portfolio’s fixed income allocation materially outperformed the Barclays U.S. Aggregate Bond Index. The portfolio’s domestic and international equity segments also outpaced the S&P 500 Index and the MSCI EAFE Index, respectively.

With credits outperforming long-term Treasuries, sector positioning played an important role on relative performance. The Managed Bond Portfolio delivered strong results through its tactical duration positioning as well as allocations to mortgages and emerging markets bonds. Additionally, the portfolio’s allocation to riskier, fixed income strategies (e.g. High Yield Bond Portfolio) also contributed to overall performance. On the other hand, the Short Duration Bond Portfolio was the only fixed income strategy to lag behind the broad fixed income index.

The portfolio’s equity segment consists of primarily large-capitalization strategies, which contributed to performance within the domestic equity group. Contributions from the large-capitalization investments were offset by weak performances from the Mid-Cap Equity and Mid-Cap Growth Portfolios. Both the International Large-Cap and International Value Portfolios outperformed the broad foreign equity index.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Portfolio Optimization Moderate-Conservative Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Portfolio Optimization Moderate-Conservative Portfolio’s Class I returned 11.65%, compared to a 4.21% return for the Barclays U.S. Aggregate Bond Index, a 16.00% return for the S&P 500 Index, a 17.32% return for the MSCI EAFE Index, and a 8.70% return for the Portfolio Optimization Moderate-Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 2, 2011 through December 31, 2012. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class I	11.65%	4.73%
Barclays U.S. Aggregate Bond Index	4.21%	6.18%
S&P 500 Index	16.00%	5.08%
MSCI EAFE Index	17.32%	-3.59%
Portfolio Optimization Moderate-Conservative Composite Benchmark	8.70%	4.90%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The Portfolio Optimization Moderate-Conservative Portfolio has a diversified allocation mix that is modestly overweight in fixed income. Fixed income investments include intermediate-term bonds as well as short duration securities, inflation-protected bonds, high yield debt and floating rate loans. The equity exposure is diversified across style (growth/value), market capitalization and region (including an allocation to foreign small-capitalization and emerging market strategies). Three alternative strategies, the Precious Metals, Currencies Strategies and Global Absolute Return Portfolios, which commenced operations on September 28, 2012, were added to the portfolio.

For the reporting period, the portfolio’s Class I returned 11.65% compared to 8.70% for the Portfolio Optimization Moderate-Conservative Composite Benchmark. At the broad asset class level, the portfolio’s fixed income allocation materially outperformed the Barclays U.S. Aggregate Bond Index. The portfolio’s domestic and international equity segments also outpaced the S&P 500 Index and the MSCI EAFE Index, respectively.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

With credits outperforming long-term Treasuries, sector positioning played an important role on relative performance. The Managed Bond Portfolio delivered strong results through its tactical duration positioning as well as allocations to mortgages and emerging markets bonds. Additionally, the portfolio’s allocation to riskier, fixed income strategies (e.g. High Yield Bond Portfolio) also contributed to overall performance. On the other hand, the Short Duration Bond Portfolio was the only fixed income strategy to lag behind the broad fixed income index.

Within the domestic equity segment, the Comstock, Large-Cap Growth and Main Street Core Portfolios contributed to performance. Contributions from these large-capitalization strategies were offset by weak performances from the Mid-Cap Equity and Mid-Cap Growth Portfolios. All foreign equity strategies in the portfolio outperformed the broad foreign equity index. The International Large-Cap and Emerging Markets Portfolios were among the top performers among the group.

Portfolio Optimization Moderate Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Portfolio Optimization Moderate Portfolio’s Class I returned 12.94%, compared to a 4.21% return for the Barclays U.S. Aggregate Bond Index, a 16.00% return for the S&P 500 Index, a 17.32% return for the MSCI EAFE Index, and a 10.99% return for the Portfolio Optimization Moderate Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 2, 2011 through December 31, 2012. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class I	12.94%	3.65%
Barclays U.S. Aggregate Bond Index	4.21%	6.18%

S&P 500 Index	16.00%	5.08%
MSCI EAFE Index	17.32%	-3.59%
Portfolio Optimization Moderate Composite Benchmark	10.99%	4.35%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The Portfolio Optimization Moderate Portfolio maintains a mix of equity and fixed income portfolios. The equity exposure is diversified across style (growth/value), market capitalization and region (including allocations to foreign small capitalization and emerging markets stocks). Fixed

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

income investments include intermediate-term bonds, short duration securities, inflation-protected bonds, high yield debt and floating rate loans. Three alternative strategies, the Precious Metals, Currencies Strategies and Global Absolute Return Portfolios, which commenced operations on September 28, 2012, were added to the portfolio.

For the reporting period, the portfolio’s Class I returned 12.94% compared to 10.99% for the Portfolio Optimization Moderate Composite Benchmark. At the broad asset class level, the portfolio’s fixed income allocation materially outperformed the Barclays U.S. Aggregate Bond Index. The portfolio’s domestic and international equity segments also outpaced the S&P 500 Index and the MSCI EAFE Index, respectively.

With credits outperforming long-term Treasuries, sector positioning played an important role on relative performance. The Managed Bond Portfolio delivered strong results through its tactical duration positioning as well as allocations to mortgages and emerging markets bonds. Additionally, the portfolio’s allocation to riskier, fixed income strategies (e.g. High Yield Bond Portfolio) also contributed to overall performance. On the other hand, the Short Duration Bond Portfolio was the only fixed income strategy to lag behind the broad fixed income index.

Within the domestic equity segment, the Comstock, Large-Cap Growth and Long/Short Large-Cap Portfolios contributed to performance. Contributions from these large-capitalization strategies were offset by weak performances from the Mid-Cap Equity and Mid-Cap Growth Portfolios. All foreign equity strategies in the portfolio outperformed the broad foreign equity index. The International Large-Cap and Emerging Markets Portfolios were among the top performers among the group.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Portfolio Optimization Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Portfolio Optimization Growth Portfolio’s Class I returned 14.02%, compared to a 16.00% return for the S&P 500 Index, a 4.21% return for the Barclays U.S. Aggregate Bond Index, a 17.32% return for the MSCI EAFE Index, and a 13.35% return for the Portfolio Optimization Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 2, 2011 through December 31, 2012. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class I	14.02%	2.51%
S&P 500 Index	16.00%	5.08%
Barclays U.S. Aggregate Bond Index	4.21%	6.18%
MSCI EAFE Index	17.32%	-3.59%
Portfolio Optimization Growth Composite Benchmark	13.35%	3.64%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. The Portfolio Optimization Growth Portfolio has a diversified allocation mix that is overweight in equity. The equity exposure is diversified across style (growth/value), market capitalization and region (which include allocations to foreign small capitalization and emerging markets stocks). The portfolio also maintains exposure to select sectors such as publicly traded real estate investment trusts (REITs). Fixed income investments include intermediate-term bonds as well as specific strategies such as short duration and inflation-protected bonds. Three alternative strategies, the Precious Metals, Currencies Strategies and Global Absolute Return Portfolios, which commenced operations on September 28, 2012, were added to the portfolio.

For the reporting period, the portfolio’s Class I returned 14.02% compared to 13.35% for the Portfolio Optimization Growth Composite Benchmark. At the broad asset class level, the portfolio’s fixed income allocation materially outperformed the Barclays U.S. Aggregate Bond Index. The portfolio’s domestic equity segment modestly lagged behind the S&P 500 Index. However, the international equity group outpaced the MSCI EAFE Index.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Within the domestic equity segment, the Comstock, Large-Cap Growth and Long/Short Large-Cap Portfolios contributed to performance. Contributions from these large-capitalization strategies were offset by weak performances from the Mid-Cap Equity and Mid-Cap Growth Portfolios.

All foreign equity strategies in the portfolio outperformed the broad foreign equity index. The International Large-Cap and Emerging Markets Portfolios were among the top performers among the group.

With credits outperforming long-term Treasuries, sector positioning played an important role on relative performance. The Managed Bond Portfolio delivered strong results through its tactical duration positioning as well as allocations to mortgages and emerging markets bonds. Additionally, the portfolio’s allocation to its other core bonds strategy (i.e. Diversified Bonds Portfolio) also contributed to overall performance. On the other hand, the Short Duration Bond Portfolio was the only fixed income strategy to lag behind the broad fixed income index.

Portfolio Optimization Aggressive-Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the Portfolio Optimization Aggressive-Growth Portfolio’s Class I returned 15.17%, compared to a 16.00% return for the S&P 500 Index, a 17.32% return for the MSCI EAFE Index, a 4.21% return for the Barclays U.S. Aggregate Bond Index, and a 15.41% return for the Portfolio Optimization Aggressive-Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the portfolio to its benchmark for the period from inception on May 2, 2011 through December 31, 2012. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	Since Inception (5/2/11)~

Portfolio’s Class I	15.17%	1.23%
S&P 500 Index	16.00%	5.08%
MSCI EAFE Index	17.32%	-3.59%
Barclays U.S. Aggregate Bond Index	4.21%	6.18%
Portfolio Optimization Aggressive-Growth Composite Benchmark	15.41%	2.87%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

See explanation of symbol and benchmark definitions on A-56 through A-57

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

A. The Portfolio Optimization Aggressive-Growth Portfolio allocates primarily to domestic and international equity portfolios which are diversified across style (growth/value), market capitalization and region (which include allocations to foreign small-capitalization and emerging markets stocks). The portfolio also maintains exposure to select sectors such as publicly traded REITs as well as a small allocation to intermediate-term fixed income securities. Three alternative strategies, the Precious Metals, Currencies Strategies and Global Absolute Return Portfolios, which commenced operations on September 28, 2012, were added to the portfolio.

For the reporting period, the portfolio’s Class I returned 15.17% compared to 15.41% for the Portfolio Optimization Aggressive-Growth Composite Benchmark. At the broad asset class level, the portfolio’s domestic equities segment modestly lagged behind the S&P 500 Index. The portfolio’s fixed income and international equity segments outperformed the Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index, respectively.

Within the domestic equity segment, the Comstock, Large-Cap Growth and Long/Short Large-Cap Portfolios contributed to performance. Contributions from these large-capitalization strategies were offset by weak performances from the Mid-Cap Equity and Mid-Cap Growth Portfolios.

All foreign equity strategies in the portfolio outperformed the broad foreign equity index. The International Large-Cap and Emerging Markets Portfolios were among the top performers among the group.

With credits outperforming long-term Treasuries, sector positioning played an important role on relative performance. The Managed Bond Portfolio delivered strong results through its tactical duration positioning as well as allocations to mortgages and emerging markets bonds. Additionally, the portfolio’s allocation to its other core bonds strategy (i.e. Diversified Bond Portfolio) also contributed to overall performance.

Explanation of Symbol for Pacific Select Fund Performance Discussion

~ Due to data limitation the benchmark since inception return reflects the commencement period from the first calendar day of the month the portfolio commenced its operations.

Benchmark Definitions

Barclays 1-3 Year U.S. Government/Credit Bond Index is the 1-3 year component of the U.S. Government/Credit Index. The U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Bond Index. The U.S. Government/Credit Bond Index includes Treasuries, government-related issues and corporates. The total return is equal to the change in price plus the coupon return.

Barclays U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and corporate mortgage-backed securities sectors. The total return is equal to the change in price plus the coupon return.

Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a prorata basis. The total return is equal to the change in price plus the coupon return.

Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index is an index of all outstanding treasury inflation protected securities issued by the U.S. government. The total return is equal to the change in price plus the coupon return.

BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue. Results include the reinvestment of all distributions.

Citigroup 1-Month U.S. Treasury Bill (T-Bill) Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month.

FTSE Gold Mines Index represents an accurate reflection and comprehensive coverage of the global gold markets. The index includes all gold mining companies that have a sustainable and attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold.

FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity Real Estate Investment Trusts (REITs) Index is one index of a series of indexes represented in the FTSE NAREIT U.S. Real Estate Index Series and represents tax-qualified REITs listed on the New York Stock Exchange (NYSE), American Stock Exchange and National Association of Securities Dealers Automated Quotations (NASDAQ). Results include reinvested dividends.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index series comprises of USD denominated Brady bonds, eurobonds and traded loans issued by sovereign and quasi sovereign entities in emerging markets countries. The Diversified version limits the weights of the index countries by only including a specified portion of those countries’ eligible current face amounts of debt outstanding. This provides a more even distribution of weights within the countries in the index.

Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an index of stocks from 21 countries/regions in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

MSCI Emerging Markets Index is an index typically made up of stocks from approximately 26 emerging markets countries. Results include reinvested dividends after deducting withholding taxes.

MSCI World ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 30, 2011, the MSCI World ex USA Index will consists of 23 developed market county indices. Results include reinvested dividends after deducting withholding taxes.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Pacific Dynamix-Conservative Growth Composite Benchmark is 60% Barclays U.S. Aggregate Bond; 30% S&P 500; 10% MSCI World ex USA (Net) Indices.

Pacific Dynamix-Moderate Growth Composite Benchmark is 45% S&P 500; 40% Barclays U.S. Aggregate Bond; 15% MSCI World ex USA (Net) Indices.

Pacific Dynamix-Growth Composite Benchmark is 55% S&P 500; 25% MSCI World ex USA (Net); 20% Barclays U.S. Aggregate Bond Indices.

Portfolio Optimization Conservative Composite Benchmark is 73% Barclays U.S. Aggregate Bond; 15% S&P 500; 7% BofA Merrill Lynch U.S. 3-Month T-Bill and 5% MSCI EAFE (Net) Indices.

Portfolio Optimization Moderate-Conservative Composite Benchmark is 55% Barclays U.S. Aggregate Bond; 30% S&P 500; 10% MSCI EAFE (Net), and 5% BofA Merrill Lynch U.S. 3-Month T-Bill Indices.

Portfolio Optimization Moderate Composite Benchmark is 43% Barclays U.S. Aggregate Bond; 40% S&P 500; 15% MSCI EAFE (Net), and 2% BofA Merrill Lynch U.S. 3-Month T-Bill Indices.

Portfolio Optimization Growth Composite Benchmark is 55% S&P 500; 25% Barclays U.S. Aggregate Bond; and 20% MSCI EAFE (Net) Indices.

Portfolio Optimization Aggressive-Growth Composite Benchmark is 65% S&P 500; 25% MSCI EAFE (Net); and 10% Barclays U.S. Aggregate Bond Indices.

Russell 1000 Growth Index is an index of large companies that have higher price-to-book ratios and forecasted growth values than the Russell 1000 Value Index. Results include reinvested dividends.

Russell 1000 Value Index measures the performance of the large-capitalization value segment of the U.S. equity universe. It is an index of companies with a less-than average growth orientation. Companies in this index have lower price-to book and price-earnings ratios, higher dividend yields and lower forecasted growth rates than companies in the Russell 1000 Growth Index. Results include reinvested dividends.

Russell 2000 Growth Index measures the performance of the small-capitalization growth segment of the U.S. equity universe. It is an index of approximately 1,200 small companies with higher price-to-book ratios and forecasted growth values than companies in the Russell 2000 Value Index. Results include reinvested dividends.

Russell 2000 Index is an index of the 2,000 smallest companies listed in the Russell 3000 Index. Results include reinvested dividends.

Russell 2000 Value Index measures the performance of the small-capitalization value segment of the U.S. equity universe. It is an index of companies that have lower price-to-book ratios and lower forecasted growth values than companies in the Russell 2000 Growth Index. Results include reinvested dividends.

Russell Midcap Growth Index is an index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe. It includes those companies within the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Results include reinvested dividends.

Russell Midcap Index is an index of approximately 800 of the smallest companies in the Russell 1000 Index. Results include reinvested dividends.

Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Results include reinvested dividends.

S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

S&P Composite 1500 Health Care Index is an unmanaged capitalization-weighted index that measures the performance of the health care sector of the S&P Composite 1500 Index. Results include reinvested dividends.

S&P Composite 1500 Index is an index made up of the S&P 500 Index, the S&P MidCap 400 Index and the S&P SmallCap 600 Index. Results include reinvested dividends.

S&P Developed Ex-U.S. SmallCap Index is an index of the bottom 15% of approximately 12,400 companies measured by market capitalization in 83 developed countries, excluding the U.S.

S&P/LSTA Leveraged Loan Index is a daily total return index that uses Loan Syndications & Trading Association/Loan Pricing Corp. (LSTA/LPC) mark-to-market pricing to calculate market value change. On a real-time basis, the leveraged loan index (LLI) tracks the current outstanding balance and spread over London Interbank Offered Rate (LIBOR) for fully funded term loans. The facilities included in the LLI represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.

S&P MidCap 400 Value Index is an unmanaged index that measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the S&P Mid Cap 400 Index and consists of those stocks in the S&P Mid Cap 400 Index exhibiting the strongest value characteristics as determined by the index provider, representing approximately 50% of the market capitalization of the S&P MidCap 400 Index.

S&P North American Technology Index is a modified-capitalization-weighted index of technology-related stocks. Results include reinvested dividends.

PACIFIC SELECT FUND

CASH MANAGEMENT PORTFOLIO

Schedule of Investments

December 31, 2012

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 99.2%

Commercial Paper - 81.7%

AstraZeneca PLC (United Kingdom) 0.140% due 01/04/13	$14,700,000	$14,699,829
Bank of Nova Scotia NY 0.010% due 01/02/13	1,800,000	1,800,000
0.120% due 01/02/13	25,000,000	24,999,917
Chevron Corp 0.140% due 01/04/13	14,750,000	14,749,828
Colgate-Palmolive Co 0.050% due 01/10/13	2,750,000	2,749,966
Dover Corp 0.100% due 01/04/13	12,250,000	12,249,898
Emerson Electric Co 0.150% due 03/21/13	24,500,000	24,491,935
General Electric Capital Corp
0.020% due 01/03/13	12,000,000	11,999,987
0.090% due 03/18/13	15,000,000	14,997,150
Glaxosmithkline Finance PLC (United Kingdom) 0.150% due 01/31/13	10,000,000	9,998,750
Google Inc 0.090% due 01/16/13	23,000,000	22,999,138
John Deere Financial Inc (Canada) 0.150% due 01/28/13	6,250,000	6,249,297
Kimberly-Clark Worldwide Inc 0.090% due 01/14/13	23,000,000	22,999,253
Nestle Capital Corp
0.020% due 01/23/13	18,000,000	17,999,780
0.040% due 01/17/13	10,000,000	9,999,822
NetJets Inc 0.100% due 01/07/13	17,000,000	16,999,717
Northwestern University
0.140% due 01/28/13	9,000,000	8,999,055
0.152% due 01/15/13	19,100,000	19,098,886
Parker Hannifin Corp 0.110% due 01/10/13	9,700,000	9,699,733
PepsiCo Inc 0.050% due 01/28/13	28,000,000	27,998,950
Philip Morris International Inc 0.110% due 01/28/13	23,700,000	23,698,045
Praxair Inc 0.090% due 01/10/13	19,000,000	18,999,573
Roche Holdings Inc 0.100% due 01/08/13	19,500,000	19,499,621
Rockwell Collins Inc 0.120% due 01/08/13	9,900,000	9,899,769
Royal Bank of Canada (Canada) 0.050% due 01/07/13	24,250,000	24,249,798
The Coca-Cola Co
0.110% due 01/18/13	10,000,000	9,999,481
0.130% due 02/12/13	18,100,000	18,097,255
The Procter & Gamble Co 0.041% due 03/04/13	26,250,000	26,242,767

	Principal Amount	Value
The Walt Disney Co 0.120% due 03/22/13	$18,000,000	$17,995,200
Toronto-Dominion Holdings USA Inc 0.190% due 01/03/13	16,250,000	16,249,828
Toyota Motor Credit Corp 0.190% due 01/02/13	27,700,000	27,699,854
Wal-Mart Stores Inc 0.110% due 01/29/13	13,800,000	13,798,819

		522,210,901

U.S. Treasury Bills - 16.2%

0.092% due 03/07/13	30,000,000	29,995,015
0.105% due 02/14/13	30,000,000	29,996,149
0.108% due 01/24/13	28,000,000	27,998,067
0.133% due 05/23/13	15,000,000	14,992,130

		102,981,361

Repurchase Agreement - 1.3%

State Street Bank & Trust Co 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $8,522,332; collateralized by Fannie Mae: 2.140% due 11/07/22 and value $8,695,480)	8,522,327	8,522,327

Total Short-Term Investments (Amortized Cost $633,714,589)		633,714,589

TOTAL INVESTMENTS - 99.2% (Amortized Cost $633,714,589)		633,714,589

OTHER ASSETS & LIABILITIES, NET - 0.8%		5,322,884

NET ASSETS - 100.0%		$639,037,473

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Commercial Paper	81.7%
U.S. Treasury Bills	16.2%
Repurchase Agreement	1.3%

99.2%
Other Assets & Liabilities, Net	0.8%

100.0%

(b)	As of December 31, 2012, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

A-1 (Short-Term Debt only)	100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Short-Term Investments	$633,714,589	$-	$633,714,589	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
PREFERRED STOCKS - 0.2%

Financials - 0.2%

Citigroup Capital XIII	61,350	$1,711,665
GMAC Capital Trust I	229,331	6,111,671

		7,823,336

Total Preferred Stocks (Cost $7,267,172)		7,823,336

	Principal Amount

CORPORATE BONDS & NOTES - 34.1%

Consumer Discretionary - 1.6%

CCO Holdings LLC
7.000% due 01/15/19	$1,310,000	1,419,712
8.125% due 04/30/20	2,250,000	2,531,250
CityCenter Holdings LLC 7.625% due 01/15/16	1,200,000	1,290,000
Comcast Cable Communications Holdings Inc 9.455% due 11/15/22	1,840,000	2,784,014
Comcast Corp
5.150% due 03/01/20	1,658,000	1,966,489
5.650% due 06/15/35	470,000	551,913
5.700% due 05/15/18	5,000,000	6,016,160
6.950% due 08/15/37	2,075,000	2,816,122
DISH DBS Corp
6.750% due 06/01/21	2,290,000	2,622,050
7.750% due 05/31/15	766,000	860,792
McDonald’s Corp 6.300% due 10/15/37	495,000	685,764
MGM Resorts International 5.875% due 02/27/14	665,000	694,925
News America Inc
4.500% due 02/15/21	90,000	102,898
6.200% due 12/15/34	1,000,000	1,212,085
Time Warner Cable Inc
4.125% due 02/15/21	730,000	800,052
5.500% due 09/01/41	40,000	44,547
5.875% due 11/15/40	2,750,000	3,207,113
6.550% due 05/01/37	1,565,000	1,937,789
6.750% due 06/15/39	1,630,000	2,069,163
7.300% due 07/01/38	2,305,000	3,065,058
8.250% due 04/01/19	5,985,000	7,968,956
Time Warner Entertainment Co LP 8.375% due 07/15/33	890,000	1,299,832
Time Warner Inc
4.700% due 01/15/21	410,000	467,113
6.250% due 03/29/41	350,000	432,527
UBM PLC (United Kingdom) 5.750% due 11/03/20 ~	2,220,000	2,343,581
Univision Communications Inc 6.750% due 09/15/22 ~	1,140,000	1,182,750
Virgin Media Secured Finance PLC (United Kingdom) 6.500% due 01/15/18	280,000	302,750
WPP Finance (United Kingdom) 8.000% due 09/15/14	1,353,000	1,496,806

		52,172,211

Consumer Staples - 3.3%

Altria Group Inc
2.850% due 08/09/22	4,200,000	4,159,831
4.750% due 05/05/21	4,000,000	4,536,576
8.500% due 11/10/13	1,490,000	1,587,872
9.250% due 08/06/19	3,330,000	4,635,190

	Principal Amount	Value
Anheuser-Busch InBev Worldwide Inc
2.500% due 07/15/22	$6,570,000	$6,617,271
5.000% due 04/15/20	1,070,000	1,281,317
5.375% due 01/15/20	4,500,000	5,480,276
CVS Caremark Corp
2.750% due 12/01/22	240,000	241,117
6.125% due 09/15/39	4,300,000	5,507,810
CVS Pass-Through Trust
5.298% due 01/11/27 ~	792,948	882,069
6.036% due 12/10/28	3,499,540	4,102,874
Diageo Capital PLC (United Kingdom) 5.750% due 10/23/17	4,630,000	5,582,146
Diageo Investment Corp 2.875% due 05/11/22	4,420,000	4,566,766
Heineken NV (Netherlands) 1.400% due 10/01/17 ~	1,530,000	1,526,567
Kraft Foods Group Inc
3.500% due 06/06/22 ~	4,090,000	4,369,400
5.375% due 02/10/20 ~	1,549,000	1,861,136
Molson Coors Brewing Co 3.500% due 05/01/22	500,000	528,333
Mondelez International Inc
5.375% due 02/10/20	1,411,000	1,704,578
6.000% due 02/11/13	5,360,000	5,389,485
PepsiCo Inc
0.700% due 08/13/15	5,470,000	5,480,092
7.900% due 11/01/18	1,498,000	2,023,166
Pernod-Ricard SA (France)
2.950% due 01/15/17 ~	1,230,000	1,294,461
4.450% due 01/15/22 ~	5,850,000	6,475,312
Philip Morris International Inc
2.500% due 08/22/22	2,300,000	2,312,737
2.900% due 11/15/21	2,450,000	2,550,261
4.500% due 03/20/42	1,900,000	2,066,868
6.375% due 05/16/38	1,970,000	2,684,899
Reynolds American Inc
3.250% due 11/01/22	1,600,000	1,608,670
6.750% due 06/15/17	1,207,000	1,458,570
Reynolds Group Issuer Inc
5.750% due 10/15/20 ~	1,990,000	2,059,650
6.875% due 02/15/21	1,380,000	1,493,850
7.125% due 04/15/19	1,340,000	1,447,200
Safeway Inc
3.950% due 08/15/20	90,000	90,085
4.750% due 12/01/21	2,300,000	2,371,567
6.350% due 08/15/17	575,000	653,487
The Kroger Co 6.400% due 08/15/17	2,610,000	3,152,525
Wal-Mart Stores Inc
5.250% due 09/01/35	730,000	887,555
5.375% due 04/05/17	915,000	1,083,922

		105,755,491

Energy - 5.6%

Access Midstream Partners LP
4.875% due 05/15/23	700,000	711,375
6.125% due 07/15/22	2,495,000	2,700,838
Anadarko Finance Co (Canada) 7.500% due 05/01/31	1,195,000	1,582,113
Anadarko Petroleum Corp
6.375% due 09/15/17	5,085,000	6,078,294
8.700% due 03/15/19	4,285,000	5,785,688
Apache Corp
3.250% due 04/15/22	2,130,000	2,259,336
4.750% due 04/15/43	1,140,000	1,242,239
6.900% due 09/15/18	5,000,000	6,381,910
Arch Coal Inc 7.000% due 06/15/19	4,050,000	3,786,750
Baker Hughes Inc
3.200% due 08/15/21	200,000	213,393
7.500% due 11/15/18	4,060,000	5,383,032

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
BP Capital Markets PLC (United Kingdom)
3.125% due 10/01/15	$7,940,000	$8,433,598
3.245% due 05/06/22	2,400,000	2,530,661
3.561% due 11/01/21	450,000	486,673
Chesapeake Energy Corp
6.500% due 08/15/17	650,000	708,500
6.625% due 08/15/20	360,000	387,900
6.775% due 03/15/19	1,780,000	1,784,450
7.250% due 12/15/18	410,000	448,950
Cie Generale de Geophysique-Veritas (France) 9.500% due 05/15/16	4,450,000	4,794,875
Concho Resources Inc
5.500% due 10/01/22	700,000	742,000
6.500% due 01/15/22	1,606,000	1,774,630
ConocoPhillips 6.500% due 02/01/39	1,040,000	1,476,164
CONSOL Energy Inc 6.375% due 03/01/21	2,650,000	2,729,500
Devon Energy Corp
3.250% due 05/15/22	1,200,000	1,253,516
7.950% due 04/15/32	3,470,000	5,137,283
Enterprise Products Operating LLC
5.250% due 01/31/20	60,000	71,344
5.950% due 02/01/41	520,000	628,340
6.125% due 10/15/39	260,000	314,374
6.300% due 09/15/17	5,000,000	6,052,445
6.500% due 01/31/19	2,100,000	2,633,230
8.375% due 08/01/66 §	3,000,000	3,426,432
Hess Corp 8.125% due 02/15/19	7,530,000	9,915,790
Kerr-McGee Corp
6.950% due 07/01/24	220,000	278,985
7.875% due 09/15/31	3,617,000	4,807,702
Key Energy Services Inc 6.750% due 03/01/21	2,640,000	2,653,200
Kinder Morgan Energy Partners LP 6.850% due 02/15/20	3,000,000	3,782,241
MarkWest Energy Partners LP
5.500% due 02/15/23	1,680,000	1,831,200
6.250% due 06/15/22	920,000	1,016,600
Noble Energy Inc
6.000% due 03/01/41	2,000,000	2,411,352
8.250% due 03/01/19	3,290,000	4,314,361
Occidental Petroleum Corp
2.700% due 02/15/23	3,520,000	3,595,127
3.125% due 02/15/22	3,600,000	3,832,542
Peabody Energy Corp 6.000% due 11/15/18	3,000,000	3,202,500
Petrobras International Finance Co (Cayman)
3.875% due 01/27/16	2,750,000	2,914,337
5.375% due 01/27/21	12,560,000	14,189,987
7.875% due 03/15/19	3,600,000	4,511,477
Petroleos Mexicanos (Mexico)
5.500% due 01/21/21	1,570,000	1,842,395
6.000% due 03/05/20	2,000,000	2,400,000
8.000% due 05/03/19	5,700,000	7,481,250
Plains Exploration & Production Co 6.125% due 06/15/19	5,750,000	6,296,250
QEP Resources Inc
5.250% due 05/01/23	1,100,000	1,182,500
6.875% due 03/01/21	690,000	798,675
Regency Energy Partners LP 6.500% due 07/15/21	2,450,000	2,695,000
Schlumberger Norge AS (Norway) 4.200% due 01/15/21 ~	50,000	56,598
SESI LLC 7.125% due 12/15/21	850,000	949,875
Shell International Finance BV (Netherlands) 4.375% due 03/25/20	4,020,000	4,666,227

	Principal Amount	Value
Sinopec Group Overseas Development Ltd (United Kingdom) 2.750% due 05/17/17 ~	$2,400,000	$2,493,833
The Williams Cos Inc
7.500% due 01/15/31	4,635,000	5,798,538
7.875% due 09/01/21	440,000	567,286
WPX Energy Inc 6.000% due 01/15/22	270,000	292,275

		182,717,936

Financials - 12.2%

American Express Credit Corp 5.125% due 08/25/14	11,279,000	12,088,494
American Honda Finance Corp 1.000% due 08/11/15 ~	5,100,000	5,131,645
American International Group Inc
3.750% due 11/30/13 ~	1,900,000	1,949,512
5.850% due 01/16/18	2,000,000	2,368,814
8.250% due 08/15/18	3,465,000	4,561,617
ANZ New Zealand International Ltd (New Zealand) 1.850% due 10/15/15 ~	2,630,000	2,681,359
Bank of America Corp
3.875% due 03/22/17	1,230,000	1,334,848
4.500% due 04/01/15	6,700,000	7,145,081
5.000% due 05/13/21	5,590,000	6,386,709
5.650% due 05/01/18	6,720,000	7,824,553
5.750% due 12/01/17	560,000	653,216
7.625% due 06/01/19	6,485,000	8,302,836
Bank of Tokyo-Mitsubishi UFJ Ltd (Japan) 3.850% due 01/22/15 ~	2,110,000	2,230,584
Barclays Bank PLC (United Kingdom) 6.050% due 12/04/17 ~	170,000	188,829
BBVA U.S. Senior SAU (Spain)
3.250% due 05/16/14	5,380,000	5,386,596
4.664% due 10/09/15	6,880,000	7,058,192
Berkshire Hathaway Inc 3.200% due 02/11/15	800,000	842,606
BNP Paribas SA (France) 2.375% due 09/14/17	3,740,000	3,796,515
Canadian Imperial Bank of Commerce (Canada) 2.000% due 02/04/13 ~	11,740,000	11,756,706
Caterpillar Financial Services Corp 5.450% due 04/15/18	2,315,000	2,767,476
CIT Group Inc 4.250% due 08/15/17	1,840,000	1,902,713
Citigroup Inc
3.953% due 06/15/16	2,320,000	2,498,533
5.500% due 04/11/13	8,420,000	8,507,332
5.500% due 10/15/14	710,000	762,044
5.900% § ±	1,310,000	1,328,457
5.950% § ±	2,250,000	2,280,938
6.000% due 12/13/13	8,090,000	8,479,024
6.000% due 08/15/17	5,155,000	6,077,585
6.010% due 01/15/15	5,600,000	6,121,814
6.125% due 11/21/17	100,000	119,103
6.375% due 08/12/14	650,000	702,694
6.875% due 03/05/38	7,000,000	9,222,710
8.500% due 05/22/19	610,000	820,698
Commonwealth Bank of Australia (Australia)
1.250% due 09/18/15	6,100,000	6,170,260
3.750% due 10/15/14 ~	2,490,000	2,618,875
5.000% due 10/15/19 ~	1,060,000	1,232,620
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands) 11.000% § ± ~	3,830,000	5,211,699
Credit Agricole SA (France) 8.375% § ± ~	8,630,000	9,190,950

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Daimler Finance North America LLC
1.300% due 07/31/15 ~	$2,310,000	$2,324,703
2.625% due 09/15/16 ~	5,390,000	5,603,633
Ford Motor Credit Co LLC
4.250% due 09/20/22	750,000	793,735
5.000% due 05/15/18	3,070,000	3,393,940
5.750% due 02/01/21	1,270,000	1,464,013
8.125% due 01/15/20	2,850,000	3,659,751
General Electric Capital Corp
1.625% due 07/02/15	1,970,000	2,003,768
3.750% due 11/14/14	9,000,000	9,494,415
4.375% due 09/16/20	640,000	714,788
5.300% due 02/11/21	2,640,000	3,066,727
5.875% due 01/14/38	1,570,000	1,895,423
6.000% due 08/07/19	8,010,000	9,750,661
6.150% due 08/07/37	1,105,000	1,374,875
6.875% due 01/10/39	2,440,000	3,319,474
Goldman Sachs Capital II 4.000% due 06/01/43 §	8,875,000	6,943,179
HSBC Bank USA NA 7.000% due 01/15/39	3,040,000	4,113,135
HSBC Finance Corp 6.676% due 01/15/21	2,420,000	2,873,034
Hyundai Capital America 2.125% due 10/02/17 ~	1,370,000	1,380,864
Intesa Sanpaolo SPA (Italy) 3.625% due 08/12/15 ~	2,330,000	2,332,640
JPMorgan Chase & Co
1.100% due 10/15/15	7,930,000	7,934,528
4.250% due 10/15/20	1,230,000	1,368,922
4.350% due 08/15/21	690,000	772,200
4.500% due 01/24/22	2,310,000	2,615,327
JPMorgan Chase Bank NA 6.000% due 10/01/17	8,000,000	9,477,504
Lloyds Banking Group PLC (United Kingdom) 5.920% § ± ~	5,900,000	4,543,000
M&T Bank Corp 6.875% ± ~	4,590,000	4,797,936
MetLife Inc 4.750% due 02/08/21	2,370,000	2,753,931
Metropolitan Life Global Funding I 5.125% due 04/10/13 ~	3,750,000	3,797,231
Morgan Stanley
4.750% due 03/22/17	600,000	655,004
5.450% due 01/09/17	5,155,000	5,707,951
National Australia Bank Ltd (Australia) 1.600% due 08/07/15	2,000,000	2,031,174
Nordea Bank AB (Sweden)
3.700% due 11/13/14 ~	620,000	651,140
4.875% due 05/13/21 ~	6,220,000	6,677,692
QBE Insurance Group Ltd (Australia) 9.750% due 03/14/14 ~	2,026,000	2,179,190
Santander U.S. Debt SAU (Spain)
3.724% due 01/20/15 ~	2,900,000	2,914,590
3.781% due 10/07/15 ~	2,750,000	2,767,231
SLM Corp
3.875% due 09/10/15	2,710,000	2,787,338
8.000% due 03/25/20	3,380,000	3,878,550
Standard Chartered PLC (United Kingdom) 6.409% § ± ~	3,900,000	3,982,192
State Street Corp 4.956% due 03/15/18	9,430,000	10,689,697
Sumitomo Mitsui Banking Corp (Japan)
3.100% due 01/14/16 ~	1,300,000	1,386,964
3.150% due 07/22/15 ~	4,330,000	4,563,036
Teachers Insurance & Annuity Association of America 6.850% due 12/16/39 ~	2,090,000	2,837,039
Temasek Financial I Ltd (Singapore) 2.375% due 01/23/23 ~	3,460,000	3,420,843

	Principal Amount	Value
The Goldman Sachs Group Inc
4.750% due 07/15/13	$190,000	$194,010
5.250% due 10/15/13	930,000	962,748
5.250% due 07/27/21	1,030,000	1,175,081
5.750% due 01/24/22	400,000	473,262
5.950% due 01/15/27	3,270,000	3,544,389
6.000% due 05/01/14	960,000	1,022,007
6.000% due 06/15/20	5,460,000	6,492,027
6.250% due 02/01/41	7,880,000	9,676,593
6.750% due 10/01/37	2,645,000	2,999,938
The Royal Bank of Scotland Group PLC (United Kingdom)
2.550% due 09/18/15	980,000	1,003,519
5.000% due 10/01/14	1,510,000	1,552,185
6.400% due 10/21/19	370,000	437,478
7.640% § ±	1,600,000	1,456,000
7.648% § ±	420,000	428,400
Toyota Motor Credit Corp 1.250% due 10/05/17	5,450,000	5,493,066
UBS AG (Switzerland) 2.250% due 01/28/14	1,790,000	1,816,329
Vesey Street Investment Trust I 4.404% due 09/01/16 §	1,840,000	1,986,637
Wachovia Bank NA 6.600% due 01/15/38	2,080,000	2,857,462
Wachovia Capital Trust III 5.570% § ±	6,950,000	6,941,312
Wells Fargo & Co
1.500% due 01/16/18	1,730,000	1,734,263
2.100% due 05/08/17	1,430,000	1,479,481
3.676% due 06/15/16 §	2,830,000	3,061,222
4.600% due 04/01/21	6,240,000	7,183,008
ZFS Finance USA Trust II 6.450% due 12/15/65 § ~	4,445,000	4,778,375

		398,145,997

Health Care - 2.2%

AbbVie Inc
1.750% due 11/06/17 ~	5,730,000	5,796,886
2.900% due 11/06/22 ~	3,500,000	3,567,676
Express Scripts Holding Co 3.500% due 11/15/16 ~	10,520,000	11,254,559
GlaxoSmithKline Capital Inc 6.375% due 05/15/38	2,455,000	3,394,396
GlaxoSmithKline Capital PLC (United Kingdom) 2.850% due 05/08/22	4,100,000	4,262,315
HCA Inc
6.500% due 02/15/20	1,200,000	1,353,000
7.500% due 02/15/22	3,060,000	3,519,000
Humana Inc 3.150% due 12/01/22	1,300,000	1,293,959
Medtronic Inc
3.125% due 03/15/22	430,000	456,934
4.450% due 03/15/20	2,110,000	2,452,685
Pfizer Inc
6.200% due 03/15/19	1,020,000	1,290,010
7.200% due 03/15/39	4,000,000	6,137,984
Roche Holdings Inc 6.000% due 03/01/19 ~	2,400,000	2,989,248
Tenet Healthcare Corp
8.875% due 07/01/19	2,920,000	3,285,000
10.000% due 05/01/18	1,090,000	1,245,325
Teva Pharmaceutical Finance Co BV (Netherlands) 3.650% due 11/10/21	820,000	878,323
Teva Pharmaceutical Finance IV BV (Netherlands) 3.650% due 11/10/21	2,020,000	2,163,675
Thermo Fisher Scientific Inc 3.600% due 08/15/21	1,590,000	1,692,394

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
UnitedHealth Group Inc
3.875% due 10/15/20	$2,110,000	$2,339,980
5.700% due 10/15/40	10,000	12,131
5.800% due 03/15/36	660,000	796,921
6.875% due 02/15/38	1,000,000	1,374,286
Watson Pharmaceuticals Inc 1.875% due 10/01/17	1,590,000	1,612,147
WellPoint Inc
1.250% due 09/10/15	1,210,000	1,220,277
3.125% due 05/15/22	2,050,000	2,073,255
3.700% due 08/15/21	1,610,000	1,694,676
7.000% due 02/15/19	3,870,000	4,818,386

		72,975,428

Industrials - 1.9%

Air 2 U.S. 8.027% due 10/01/20 ~	1,920,033	1,977,634
Boeing Capital Corp 4.700% due 10/27/19	1,360,000	1,605,696
Continental Airlines Inc 6.750% due 09/15/15 ~	2,225,000	2,347,375
CSC Holdings LLC 8.625% due 02/15/19	3,035,000	3,642,000
Delta Air Lines Pass-Through Trust ‘A’ 6.821% due 02/10/24	4,258,170	4,752,969
Eaton Corp
1.500% due 11/02/17 ~	2,000,000	2,005,668
2.750% due 11/02/22 ~	4,810,000	4,799,673
4.150% due 11/02/42 ~	2,040,000	2,065,176
General Electric Co
0.850% due 10/09/15	2,180,000	2,189,001
5.250% due 12/06/17	3,535,000	4,171,424
International Lease Finance Corp
6.500% due 09/01/14 ~	2,080,000	2,230,800
6.750% due 09/01/16 ~	5,660,000	6,381,650
John Deere Capital Corp 5.350% due 04/03/18	3,480,000	4,156,035
Kansas City Southern de Mexico SA de CV (Mexico) 12.500% due 04/01/16	2,389,000	2,627,900
Raytheon Co 3.125% due 10/15/20	1,680,000	1,788,713
The Boeing Co 4.875% due 02/15/20	5,300,000	6,389,850
UAL Pass-Through Trust 9.750% due 07/15/18	621,919	719,872
United Technologies Corp
4.500% due 04/15/20	2,130,000	2,504,181
4.500% due 06/01/42	2,320,000	2,580,515
Waste Management Inc 7.375% due 05/15/29	1,510,000	1,994,708

		60,930,840

Information Technology - 0.2%

Freescale Semiconductor Inc 10.125% due 12/15/16	816,000	842,520
Hewlett-Packard Co 4.500% due 03/01/13	325,000	326,744
National Semiconductor Corp 6.600% due 06/15/17	380,000	469,605
Oracle Corp 1.200% due 10/15/17	5,180,000	5,199,472

		6,838,341

Materials - 3.3%

ArcelorMittal (Luxembourg) 5.000% due 02/25/17	1,330,000	1,343,343
Ball Corp 6.750% due 09/15/20	2,880,000	3,189,600
Barrick Gold Corp (Canada)
3.850% due 04/01/22	810,000	858,142
6.950% due 04/01/19	2,470,000	3,075,004

	Principal Amount	Value
Barrick North America Finance LLC 4.400% due 05/30/21	$3,500,000	$3,841,222
BHP Billiton Finance USA Ltd (Australia)
3.250% due 11/21/21	1,070,000	1,152,572
6.500% due 04/01/19	6,830,000	8,715,394
Celulosa Arauco y Constitucion SA (Chile) 4.750% due 01/11/22	2,625,000	2,763,681
Cliffs Natural Resources Inc
3.950% due 01/15/18	1,800,000	1,813,066
4.800% due 10/01/20	1,210,000	1,203,346
6.250% due 10/01/40	4,960,000	4,839,517
Ecolab Inc 4.350% due 12/08/21	1,270,000	1,418,717
FMG Resources Property Ltd (Australia)
6.375% due 02/01/16 ~	540,000	561,600
7.000% due 11/01/15 ~	3,060,000	3,228,300
Freeport-McMoRan Copper & Gold Inc 3.550% due 03/01/22	6,325,000	6,278,334
Georgia-Pacific LLC 7.700% due 06/15/15	780,000	900,416
LyondellBasell Industries NV (Netherlands)
5.000% due 04/15/19	885,000	982,350
5.750% due 04/15/24	885,000	1,044,300
6.000% due 11/15/21	1,890,000	2,225,475
Potash Corp of Saskatchewan Inc (Canada) 4.875% due 03/30/20	640,000	736,202
Rio Tinto Finance USA Ltd (Australia)
1.875% due 11/02/15	3,700,000	3,799,637
2.500% due 05/20/16	1,410,000	1,472,755
3.750% due 09/20/21	2,320,000	2,482,811
4.125% due 05/20/21	1,120,000	1,238,516
6.500% due 07/15/18	870,000	1,086,751
9.000% due 05/01/19	2,880,000	3,957,990
RockTenn Co
3.500% due 03/01/20 ~	1,020,000	1,047,648
4.000% due 03/01/23 ~	1,330,000	1,352,345
Southern Copper Corp 5.250% due 11/08/42	7,320,000	7,341,828
Steel Dynamics Inc 7.625% due 03/15/20	1,700,000	1,887,000
Vale Overseas Ltd (Cayman)
4.375% due 01/11/22	10,949,000	11,730,649
6.875% due 11/21/36	4,520,000	5,611,793
8.250% due 01/17/34	1,205,000	1,656,412
Vedanta Resources PLC (United Kingdom)
8.750% due 01/15/14 ~	2,288,000	2,413,840
9.500% due 07/18/18 ~	1,100,000	1,280,180
Xstrata Finance Canada Ltd (Canada)
1.800% due 10/23/15 ~	3,820,000	3,843,050
2.450% due 10/25/17 ~	3,430,000	3,465,912

		105,839,698

Telecommunication Services - 2.2%

America Movil SAB de CV (Mexico)
5.000% due 03/30/20	2,740,000	3,198,857
5.625% due 11/15/17	1,500,000	1,810,245
AT&T Inc
2.625% due 12/01/22	2,500,000	2,506,505
3.875% due 08/15/21	2,750,000	3,067,394
4.350% due 06/15/45 ~	52,000	52,288
4.450% due 05/15/21	60,000	69,346
5.100% due 09/15/14	780,000	838,221
5.500% due 02/01/18	5,915,000	7,051,904
5.550% due 08/15/41	1,560,000	1,873,938
5.600% due 05/15/18	260,000	313,884
6.300% due 01/15/38	5,375,000	6,897,748
Cellco Partnership 8.500% due 11/15/18	7,120,000	9,803,129
Cricket Communications Inc 7.750% due 05/15/16	500,000	531,875

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Deutsche Telekom International Finance BV (Netherlands)
5.750% due 03/23/16	$3,300,000	$3,761,977
6.750% due 08/20/18	1,545,000	1,920,036
Intelsat Jackson Holdings SA (Luxembourg)
7.250% due 04/01/19	2,088,000	2,255,040
7.500% due 04/01/21	2,520,000	2,790,900
Rogers Communications Inc (Canada) 6.800% due 08/15/18	760,000	962,162
Sprint Capital Corp 8.750% due 03/15/32	3,899,000	4,786,022
Sprint Nextel Corp 9.000% due 11/15/18 ~	1,870,000	2,314,125
Telefonica Emisiones SAU (Spain)
5.134% due 04/27/20	2,380,000	2,507,925
5.462% due 02/16/21	370,000	395,438
5.877% due 07/15/19	350,000	383,250
6.221% due 07/03/17	150,000	167,250
6.421% due 06/20/16	250,000	277,250
UPCB Finance III Ltd (Cayman) 6.625% due 07/01/20 ~	2,340,000	2,518,425
Verizon Communications Inc
1.250% due 11/03/14	3,000,000	3,036,816
2.450% due 11/01/22	6,030,000	6,037,785
Vimpel Communications (Ireland) 8.375% due 04/30/13 ~	515,000	527,772

		72,657,507

Utilities - 1.6%

AEP Texas Central Transition Funding LLC 5.306% due 07/01/21	2,500,000	3,077,016
Calpine Construction Finance Co LP 8.000% due 06/01/16 ~	1,285,000	1,371,738
Calpine Corp 7.500% due 02/15/21 ~	3,402,000	3,776,220
Dominion Resources Inc
5.150% due 07/15/15	4,500,000	4,970,885
5.200% due 08/15/19	2,300,000	2,735,914
DPL Inc 7.250% due 10/15/21	550,000	591,250
Duke Energy Corp 3.550% due 09/15/21	1,050,000	1,107,494
Energy Future Intermediate Holding Co LLC 10.000% due 12/01/20	4,500,000	5,096,250
FirstEnergy Corp 7.375% due 11/15/31	8,750,000	11,308,981
MidAmerican Energy Holdings Co
6.125% due 04/01/36	601,000	759,285
6.500% due 09/15/37	2,400,000	3,190,385
Pacific Gas & Electric Co
6.050% due 03/01/34	3,052,000	3,935,285
8.250% due 10/15/18	930,000	1,267,269
PacifiCorp 5.650% due 07/15/18	1,860,000	2,274,038
The AES Corp
8.000% due 06/01/20	2,530,000	2,922,150
9.750% due 04/15/16	990,000	1,188,000
Virginia Electric & Power Co 6.350% due 11/30/37	1,680,000	2,322,696

		51,894,856

Total Corporate Bonds & Notes (Cost $1,007,317,142)		1,109,928,305

SENIOR LOAN NOTES - 1.5%

Consumer Discretionary - 0.8%

Allison Transmission Inc Term B1 2.710% due 08/07/14 §	427,613	430,419
AMC Entertainment Inc Term B2 (Extended) 4.250% due 12/15/16 §	1,957,895	1,971,661

	Principal Amount	Value
Caesars Entertainment Operating Co Term B6 (Extended) 5.467% due 01/26/18 §	$1,800,000	$1,612,350
Cengage Learning Acquisitions Inc (Extended) 5.720% due 07/05/17 §	1,371,062	1,083,139
Charter Communications Operating LLC
Term C (Extended)
3.470% due 09/06/16 §	2,029,547	2,042,859
Term D
4.000% due 05/15/19 §	1,488,750	1,502,475
Dunkin Brands Inc Term B2 4.000% due 11/23/17 §	1,487,881	1,500,586
Landry’s Inc Term B 6.500% due 04/24/18 §	1,985,000	2,009,812
Las Vegas Sands LLC
(Extended) (Delayed Draw)
2.760% due 11/23/16 §	421,699	423,162
Term B (Extended)
2.760% due 11/23/16 §	2,098,164	2,105,442
Michaels Stores Inc Term B2 4.912% due 07/29/16 §	2,048,108	2,069,320
The Gymboree Corp (Initial) 5.000% due 02/23/18 §	1,875,859	1,734,231
The Neiman Marcus Group Inc (Extended) 4.750% due 05/16/18 §	2,000,000	2,006,388
Univision Communications Inc (Extended) 4.466% due 03/31/17 §	2,375,524	2,341,190
Visant Holding Corp Term B 5.250% due 12/22/16 §	1,471,901	1,337,222
Wendy’s International Inc Term B 4.750% due 05/15/19 §	1,995,000	2,017,801

		26,188,057

Consumer Staples - 0.0%

Del Monte Foods Co 4.500% due 03/08/18 §	958,759	962,155

Financials - 0.1%

First Data Corp
(Add on)
5.216% due 09/24/18 §	1,000,000	983,125
Term B (Extended)
4.217% due 03/23/18 §	3,257,313	3,109,603
Term B2 (Non-Extended)
2.967% due 09/24/14 §	175,297	175,557

		4,268,285

Health Care - 0.1%

Capsugel Holdings U.S. Inc Term B 4.750% due 08/01/18 §	1,351,949	1,368,848
CHS/Community Health Systems Inc (Extended) 3.921% due 01/25/17 §	170,930	172,198
Hanger Orthopedic Group Inc Term C 4.012% due 12/01/16 §	1,473,869	1,481,239

		3,022,285

Industrials - 0.3%

BakerCorp International Inc Term B 5.000% due 06/01/18 §	994,962	1,002,840
FGI Operating Company LLC 5.500% due 04/19/19 §	1,990,926	1,946,130
Nielsen Finance LLC Term C 3.463% due 05/02/16 §	3,374,046	3,396,024
Schaeffler AG Term C2 (Germany) 6.000% due 01/27/17 §	2,000,000	2,025,000
The Hertz Corp Term B 3.750% due 03/09/18 §	992,424	993,122

		9,363,116

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Materials - 0.1%

Fairmount Minerals Ltd Term B 5.250% due 03/15/17 §	$1,752,688	$1,749,872

Telecommunication Services - 0.1%

Telesat LLC Term B 4.250% due 03/28/19 §	1,492,500	1,505,559

Utilities - 0.0%

Equipower Resources Holdings LLC (1st Lien) 6.500% due 12/21/18 §	1,243,750	1,256,965

Total Senior Loan Notes (Cost $48,201,308)		48,316,294

MORTGAGE-BACKED SECURITIES - 37.0%

Collateralized Mortgage Obligations - Commercial - 1.4%

Banc of America Commercial Mortgage Trust
5.421% due 09/10/45 " §	1,119,000	1,225,118
5.732% due 05/10/45 " §	3,980,000	4,569,595
Bear Stearns Commercial Mortgage Securities 5.712% due 09/11/38 " §	6,625,000	7,600,051
Citigroup Commercial Mortgage Trust 5.702% due 12/10/49 " §	480,000	546,335
Commercial Mortgage Pass-Through Trust 5.748% due 06/10/46 " §	5,000,000	5,690,330
DBUBS Mortgage Trust (IO) 1.461% due 08/10/44 " § ~	13,166,604	612,425
GE Capital Commercial Mortgage Corp Trust 5.543% due 12/10/49 "	920,000	1,055,542
Greenwich Capital Commercial Funding Corp 5.867% due 07/10/38 " §	2,041,000	2,303,441
GS Mortgage Securities Corp II (IO) 1.756% due 08/10/44 " § ~	5,765,494	497,983
JP Morgan Chase Commercial Mortgage Securities Corp
5.336% due 05/15/47 "	4,455,000	5,114,369
5.440% due 05/15/45 "	1,516,000	1,710,007
5.930% due 02/12/51 " §	400,000	464,871
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/40 "	235,000	273,523
5.865% due 06/15/38 " §	1,575,000	1,822,677
Lehman Brothers Floating Rate Commercial Mortgage Trust 0.329% due 09/15/21 " § ~	442,264	441,301
Merrill Lynch Mortgage Trust 5.849% due 06/12/50 " §	140,000	161,781
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.204% due 12/12/49 " §	680,000	754,480
5.378% due 08/12/48 "	5,570,000	6,404,996
Morgan Stanley Bank of America Merrill Lynch Trust (IO) 1.937% due 08/15/45 " § ~	10,797,000	1,211,855
UBS-Barclays Commercial Mortgage Trust 3.317% due 12/10/45 " ~	1,740,000	1,769,208
Wachovia Bank Commercial Mortgage Trust 5.308% due 11/15/48 "	1,037,000	1,195,510
WFRBS Commercial Mortgage Trust (IO)
1.152% due 02/15/44 " § ~	16,295,706	794,880
1.608% due 06/15/45 " § ~	3,257,383	355,351

		46,575,629

	Principal Amount	Value
Collateralized Mortgage Obligations - Residential - 14.3%

Adjustable Rate Mortgage Trust
0.460% due 03/25/36 " §	$903,974	$540,103
2.860% due 07/25/35 " §	1,139,420	980,606
2.871% due 10/25/35 " §	10,260,000	8,103,958
Bear Stearns Adjustable Rate Mortgage Trust 2.649% due 10/25/36 " §	601,482	467,445
CC Funding Corp
0.390% due 08/25/47 " § ~	1,378,143	831,692
0.410% due 01/25/36 " § ~	17,607	13,735
0.440% due 07/25/36 " § ~	202,276	161,024
0.500% due 10/25/35 " § ~	50,467	40,736
0.510% due 08/25/35 " § ~	22,180	17,767
Citigroup Mortgage Loan Trust
2.430% due 02/25/36 " § ~	3,062,305	3,053,838
2.838% due 04/25/37 " §	2,864,278	2,258,462
6.500% due 10/25/36 " ~	4,458,189	3,041,729
Citimortgage Alternative Loan Trust 6.000% due 01/25/37 "	8,018,624	6,403,196
Countrywide Alternative Loan Trust
6.000% due 03/25/27 "	718,058	651,297
6.500% due 09/25/34 "	1,710,453	1,743,309
6.500% due 09/25/36 "	3,888,185	3,034,586
Countrywide Home Loan Mortgage Pass-Through Trust 5.500% due 07/25/35 "	4,659,824	4,794,255
Fannie Mae
0.560% due 05/25/34 " §	2,254,851	2,263,322
4.000% due 04/25/40 - 07/25/40 "	37,500,000	40,938,375
5.500% due 04/25/42 "	17,000,000	19,001,027
6.000% due 05/25/42 "	7,900,000	8,861,987
6.500% due 06/25/39 - 07/25/42 "	20,000,000	22,822,368
7.000% due 05/25/42 "	3,466,562	4,095,984
Fannie Mae (IO)
3.000% due 11/25/26 - 09/25/27 "	26,353,397	2,897,631
3.500% due 11/25/41 "	6,461,379	719,644
4.000% due 11/25/39 "	3,068,130	329,305
4.500% due 11/25/39 "	2,228,115	240,890
4.790% due 04/25/40 " §	15,617,620	1,505,292
5.000% due 01/25/38 - 01/25/39 "	4,932,820	572,495
5.000% due 01/25/39 " §	1,598,936	172,536
5.190% due 08/25/42 " §	3,309,223	677,951
5.500% due 01/25/39 " §	1,569,189	197,522
5.710% due 06/25/41 " §	6,900,485	996,532
5.740% due 09/25/41 " §	12,165,040	2,272,371
5.790% due 12/25/40 - 08/25/42 " §	24,647,018	3,939,815
5.890% due 07/25/40 - 09/25/42 " §	5,348,740	1,388,144
5.940% due 11/25/42 - 12/25/42 " §	4,080,311	1,159,689
5.950% due 12/25/39 " §	2,493,955	315,399
6.000% due 01/25/38 - 07/25/38 "	7,059,134	897,184
6.220% due 05/25/41 " §	1,753,528	304,348
6.270% due 04/25/40 " §	3,437,463	563,144
6.290% due 09/25/36 - 06/25/42 " §	11,575,640	2,006,779
6.320% due 12/25/40 - 01/25/41 " §	7,203,072	1,194,895
6.340% due 03/25/39 - 07/25/39 " §	9,018,286	2,239,773
6.390% due 11/25/36 - 07/25/42 " §	5,391,458	1,237,229
6.430% due 07/25/41 " §	3,097,666	426,343
6.440% due 09/25/40 - 03/25/42 " §	13,618,454	2,623,408
6.470% due 07/25/41 " §	6,715,302	1,041,521
6.490% due 07/25/26 - 02/25/27 " §	10,331,531	1,907,093
Fannie Mae (PO) 0.272% due 03/25/42 "	800,000	750,810
Freddie Mac
1.209% due 02/15/32 " §	317,798	325,294
4.000% due 12/15/39 "	10,346,417	11,339,383
5.000% due 02/15/30 - 03/15/35 "	25,676,691	29,081,306
5.500% due 07/15/34 "	9,696,754	11,416,138
6.000% due 05/15/36 "	9,490,713	10,973,865

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Freddie Mac (IO)
3.000% due 09/15/31 "	$5,822,977	$686,347
5.741% due 06/15/42 " §	1,154,381	276,910
5.791% due 06/15/42 " §	9,025,314	2,291,622
5.821% due 09/15/37 " §	3,850,714	640,556
5.841% due 04/15/39 - 09/15/39 " §	22,993,992	4,585,994
5.891% due 10/15/42 " §	3,284,596	868,524
5.941% due 10/15/42 - 11/15/42 " §	5,185,706	1,517,082
6.000% due 01/15/41 "	4,308,594	673,580
6.021% due 01/15/40 " §	1,282,864	187,213
6.031% due 02/15/40 " §	3,299,674	535,955
6.081% due 11/15/36 " §	2,122,095	362,653
6.391% due 11/15/41 - 09/15/42 " §	10,191,958	2,714,107
6.481% due 12/15/36 " §	2,317,328	418,412
6.991% due 08/15/35 " §	1,330,369	183,885
Freddie Mac Multifamily Structured Pass-Through Certificates (IO)
0.559% due 04/15/33 " §	1,199,172	1,200,815
1.051% due 01/25/20 " §	11,396,877	680,086
1.229% due 04/25/20 " §	34,048,399	2,289,976
1.271% due 04/25/21 " §	10,012,917	842,342
1.395% due 06/25/21 " §	11,024,102	940,064
1.456% due 12/25/21 " §	7,212,302	719,582
1.506% due 08/25/20 " §	12,938,054	1,071,044
1.515% due 06/25/22 " §	4,358,129	485,960
1.557% due 02/25/18 " §	32,532,959	2,222,375
1.582% due 10/25/21 " §	6,110,050	668,299
1.675% due 06/25/20 " §	33,813,997	3,188,187
1.675% due 07/25/21 " §	15,102,772	1,705,986
2.090% due 05/25/18 " §	24,031,352	2,320,227
Government National Mortgage Association
0.560% due 08/20/58 " §	23,863,255	23,937,028
0.710% due 03/20/61 " §	3,497,577	3,537,367
1.209% due 05/20/60 " §	928,353	957,476
4.500% due 07/20/39 - 10/20/39 "	18,800,000	21,536,837
5.000% due 07/20/39 - 04/16/40 "	10,600,000	12,345,600
Government National Mortgage Association (IO)
3.500% due 04/20/27 - 02/20/38 "	11,874,151	1,712,689
4.039% due 12/20/40 " §	1,665,238	229,282
5.000% due 11/20/36 "	5,164,523	392,233
5.469% due 03/20/40 " §	12,044,430	1,851,061
5.539% due 03/20/40 " §	14,180,061	2,115,475
5.789% due 09/20/40 - 03/20/41 " §	13,437,400	2,164,963
5.791% due 02/16/40 - 03/16/41 " §	2,690,143	486,482
5.889% due 06/20/42 " §	4,367,625	1,049,263
5.891% due 08/16/42 " §	3,771,360	889,344
5.921% due 02/16/36 " §	6,228,251	816,217
5.939% due 02/20/40 " §	8,819,473	1,456,337
5.969% due 09/20/40 " §	2,625,714	410,069
5.989% due 05/20/37 " §	6,310,770	954,302
6.039% due 02/20/40 " §	10,540,690	1,880,405
6.139% due 11/20/39 " §	2,781,558	388,045
6.269% due 04/20/40 " §	838,743	152,556
6.289% due 03/20/39 - 05/20/40 " §	8,779,552	1,657,230
6.339% due 11/20/38 - 12/20/38 " §	2,666,518	375,901
6.341% due 04/16/34 " §	1,509,239	82,202
6.419% due 11/20/38 " §	1,640,134	207,955
6.439% due 01/20/40 " §	1,359,076	236,631
6.441% due 11/16/41 " §	2,001,183	484,460
6.489% due 06/20/35 " §	2,420,863	240,942
6.491% due 12/16/36 " §	3,211,524	460,082
6.539% due 02/20/35 " §	3,937,598	685,455
GSMPS Mortgage Loan Trust
0.560% due 03/25/35 " § ~	1,939,351	1,632,624
0.560% due 09/25/35 " § ~	5,743,402	4,833,865
GSR Mortgage Loan Trust 2.756% due 07/25/35 " §	1,000,000	912,812
GSR Mortgage Loan Trust (IO) 6.340% due 10/25/36 " §	3,914,023	925,749

	Principal Amount	Value
Homestar Mortgage Acceptance Corp 0.760% due 01/25/35 " §	$2,066,596	$1,983,514
Indymac Index Mortgage Loan Trust
0.450% due 06/25/37 " §	4,987,369	4,071,274
0.470% due 06/25/35 " §	3,770,259	3,017,395
JPMorgan Mortgage Trust 3.105% due 08/25/35 " §	2,400,000	2,191,972
Lehman Mortgage Trust 6.000% due 05/25/37 "	1,396,555	1,313,833
MASTR Adjustable Rate Mortgages Trust 2.670% due 04/21/34 " §	5,225,780	5,358,272
MASTR Reperforming Loan Trust
0.570% due 07/25/35 " § ~	7,763,250	6,035,776
7.000% due 08/25/34 " ~	2,655,388	2,705,245
Merrill Lynch Mortgage Investors Inc 2.582% due 06/25/35 " §	4,000,000	3,699,994
Morgan Stanley Mortgage Loan Trust
2.909% due 07/25/35 " §	3,178,617	2,501,198
2.982% due 07/25/34 " §	1,446,654	1,433,205
Nomura Asset Acceptance Corp 6.500% due 02/25/35 " ~	3,626,969	3,785,897
RAAC Series 6.000% due 09/25/34 "	1,737,190	1,761,370
RBSSP Resecuritization Trust 3.460% due 12/26/35 " § ~	1,833,339	1,859,290
Residential Asset Securitization Trust
0.710% due 07/25/36 " §	1,133,255	727,689
6.000% due 08/25/36 "	3,010,395	2,614,098
Structured Adjustable Rate Mortgage Loan Trust
0.510% due 08/25/37 " §	1,642,084	1,169,973
2.804% due 05/25/34 " §	2,288,981	2,329,996
5.313% due 05/25/36 " §	5,473,284	4,421,439
5.324% due 05/25/36 " §	7,743,639	6,427,568
Wachovia Mortgage Loan Trust LLC 0.390% due 01/25/37 " §	1,666,059	998,430
WaMu Mortgage Pass-Through Certificates
0.500% due 10/25/45 " §	5,642,478	5,390,140
0.530% due 08/25/45 " §	7,111,330	6,701,874
0.800% due 07/25/44 " §	781,602	714,473
2.435% due 09/25/33 " §	604,214	618,306
2.461% due 02/25/33 " §	1,616,382	1,624,736
2.473% due 10/25/33 " §	5,948,284	6,111,606
5.093% due 07/25/37 " §	9,927,389	9,070,134
5.787% due 10/25/36 " §	2,629,286	2,181,456
Washington Mutual Alternative Mortgage Pass-Through Certificates 6.000% due 07/25/36 "	1,508,733	1,071,230
Wells Fargo Mortgage Loan Trust 3.105% due 08/27/35 " § ~	5,287,421	5,352,808
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 06/25/37 "	5,475,483	5,320,363
6.000% due 08/25/37 "	4,040,008	4,090,750

		464,766,556

Fannie Mae - 9.8%

2.500% due 01/01/28 - 01/01/43 "	38,700,000	40,211,867
3.000% due 09/01/42 - 01/01/43 "	78,001,443	81,941,439
3.500% due 10/01/42 - 01/01/43 "	26,445,745	28,524,387
4.000% due 10/01/41 - 06/01/42 "	52,068,346	56,003,982
4.500% due 04/01/23 - 11/01/41 "	30,788,242	33,523,367
5.000% due 07/01/33 - 06/01/41 "	31,246,245	34,284,765
5.500% due 04/01/37 - 11/01/38 "	15,768,486	17,201,833
6.000% due 04/01/33 - 10/01/40 "	18,423,548	20,224,054
7.000% due 02/01/39 "	7,459,680	8,878,905

		320,794,599

Freddie Mac - 4.0%

2.656% due 11/01/36 " §	802,490	858,547
3.500% due 01/01/28 - 11/01/42 "	6,391,721	6,918,093

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
4.000% due 10/01/25 - 10/01/42 "	$33,259,998	$35,236,216
4.500% due 09/01/40 "	10,236,705	11,234,445
5.000% due 12/01/35 - 03/01/38 "	21,042,642	22,666,419
5.292% due 06/01/37 " §	294,766	317,391
5.415% due 07/01/37 " §	688,431	742,311
5.500% due 08/01/37 - 12/01/38 "	12,098,650	13,082,933
5.511% due 06/01/37 " §	2,590,408	2,794,186
5.571% due 06/01/37 " §	273,557	295,361
6.000% due 10/01/36 - 11/01/39 "	30,330,245	33,190,683
6.003% due 01/01/37 " §	172,290	185,617
6.500% due 09/01/39 "	1,823,590	2,072,727

		129,594,929

Government National Mortgage Association - 7.5%

0.846% due 08/20/60 " §	1,113,437	1,103,729
3.000% due 01/01/43 "	10,400,000	11,058,126
3.500% due 01/01/43 "	51,500,000	55,970,040
4.000% due 01/01/43 "	11,200,000	12,286,751
4.500% due 01/20/40 - 03/20/41 "	53,895,298	59,398,171
5.000% due 10/20/39 - 11/20/40 "	56,401,309	62,238,899
5.500% due 06/15/36 "	1,600,000	1,780,000
6.000% due 06/20/35 - 03/20/42 "	32,032,891	35,790,689
6.500% due 10/20/37 "	2,932,666	3,330,450

		242,956,855

Total Mortgage-Backed Securities (Cost $1,178,044,747)		1,204,688,568

ASSET-BACKED SECURITIES - 3.5%

ACE Securities Corp 0.990% due 04/25/34 " §	2,562,452	2,270,207
Aegis Asset-Backed Securities Trust 1.230% due 04/25/34 " §	2,212,558	1,833,703
Ameriquest Mortgage Securities Inc 0.555% due 04/25/34 " §	2,278,258	2,189,112
Argent Securities Inc 1.110% due 10/25/34 " §	6,950,000	6,135,707
Asset-Backed Securities Corp Home Equity 0.740% due 06/25/34 " §	2,357,223	2,330,935
Avis Budget Rental Car Funding AESOP LLC
2.100% due 03/20/19 " ~	2,300,000	2,348,368
2.802% due 05/20/18 " ~	2,125,000	2,242,732
3.150% due 03/20/17 " ~	2,210,000	2,338,837
Bear Stearns Asset-Backed Securities Trust 0.780% due 09/25/34 " §	1,438,367	1,399,422
Citigroup Mortgage Loan Trust
0.280% due 05/25/37 " §	1,255,203	921,362
0.360% due 08/25/36 " §	864,033	778,142
0.640% due 07/25/35 " §	1,455,000	1,429,931
Countrywide Asset-Backed Certificates 0.270% due 11/25/37 " §	793,384	790,595
Countrywide Home Equity Loan Trust 0.359% due 11/15/36 " §	274,429	235,085
Credit-Based Asset Servicing & Securitization LLC 0.990% due 07/25/33 " §	1,611,608	1,353,197
EFS Volunteer No 2 LLC 1.557% due 03/25/36 " § ~	3,800,000	3,943,600
EFS Volunteer No 3 LLC 1.207% due 04/25/33 " § ~	3,200,000	3,268,258
Greenpoint Manufactured Housing
2.977% due 03/18/29 " §	2,550,000	2,117,723
3.604% due 06/19/29 " §	1,025,000	899,007
3.708% due 02/20/30 " §	1,075,000	912,349
3.709% due 03/13/32 " §	2,675,000	2,246,854
3.712% due 02/20/32 " §	1,825,000	1,557,541
7.270% due 06/15/29 "	4,720,000	4,619,051
GSAA Trust 0.370% due 07/25/36 " §	2,818,183	1,347,365
GSAMP Trust 0.760% due 03/25/34 " §	3,376,870	3,335,745

	Principal Amount	Value
Hertz Vehicle Financing LLC 5.290% due 03/25/16 " ~	$3,380,000	$3,678,250
Home Equity Asset Trust 0.640% due 02/25/36 " §	2,000,000	1,493,115
Keycorp Student Loan Trust 0.575% due 10/25/32 " §	2,368,387	2,189,939
Nelnet Education Loan Funding Inc 1.090% due 02/25/39 " §	3,650,000	3,308,240
Nelnet Student Loan Trust 0.475% due 01/25/37 " §	1,239,928	1,180,406
Northstar Education Finance Inc 1.713% due 01/29/46 " §	2,500,000	2,090,082
Novastar Home Equity Loan 1.270% due 12/25/33 " §	2,110,151	1,853,008
Origen Manufactured Housing Contract Trust
2.307% due 04/15/37 " §	12,978,554	8,418,143
2.583% due 10/15/37 " §	12,100,000	7,964,427
PAMCO CLO 7.910% due 02/06/13 "	2,426,930	752,348
Residential Asset Mortgage Products Trust
0.620% due 11/25/35 " §	2,000,000	1,774,703
5.350% due 02/25/33 " §	2,541,593	2,310,996
Residential Asset Securities Corp Trust 0.360% due 06/25/36 " §	3,017,271	2,910,308
Saxon Asset Securities Trust 0.900% due 05/25/35 " §	2,904,228	2,674,397
SLM Student Loan Trust
0.425% due 01/25/27 " §	4,100,000	3,984,983
0.435% due 01/25/27 " §	3,950,000	3,868,318
0.598% due 12/15/25 " § ~	3,150,000	3,088,861
0.960% due 05/26/26 " §	2,200,000	2,226,695
Structured Asset Investment Loan Trust 1.210% due 10/25/33 " §	1,200,000	1,062,890
Structured Asset Securities Corp 3.450% due 02/25/32 "	3,307,378	3,282,338

Total Asset-Backed Securities (Cost $111,519,540)		112,957,275

U.S. GOVERNMENT AGENCY ISSUES - 3.0%

Fannie Mae
4.482% due 10/09/19	30,610,000	26,835,879
6.625% due 11/15/30	15,850,000	24,165,687
Financing Corp Strips
1.346% due 08/03/18	960,000	896,476
2.042% due 03/07/19	2,060,000	1,899,176
3.337% due 12/27/18	10,969,000	10,162,625
3.932% due 11/02/18	12,210,000	11,369,927
4.006% due 12/06/18	5,350,000	4,911,803
4.352% due 09/26/19	5,315,000	4,806,976
Tennessee Valley Authority 5.250% due 09/15/39	8,810,000	11,602,567

Total U.S. Government Agency Issues (Cost $88,234,454)		96,651,116

U.S. TREASURY OBLIGATIONS - 14.9%

U.S. Treasury Bonds - 5.8%

2.750% due 08/15/42	129,185,000	124,300,256
3.125% due 02/15/42	62,900,000	65,543,750

		189,844,006

U.S. Treasury Inflation Protected Securities - 0.4%

2.500% due 01/15/29 ^ ‡	2,747,396	3,917,616
3.875% due 04/15/29 ^ ‡	5,783,222	9,588,854

		13,506,470

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
U.S. Treasury Notes - 8.7%

0.250% due 08/31/14	$2,110,000	$2,110,825
0.250% due 09/15/15	650,000	648,680
0.250% due 10/15/15	1,910,000	1,905,674
0.375% due 11/15/15	1,280,000	1,281,300
0.500% due 05/31/13	130,000	130,229
0.625% due 08/31/17	24,020,000	23,993,722
0.750% due 10/31/17	38,200,000	38,316,395
1.000% due 09/30/16	190,000	193,592
1.125% due 12/31/19	45,590,000	45,426,150
1.250% due 10/31/19	86,690,000	87,346,937
1.625% due 08/15/22	61,770,000	61,306,725
1.625% due 11/15/22	20,260,000	20,016,252

		282,676,481

Total U.S. Treasury Obligations (Cost $482,622,270)		486,026,957

FOREIGN GOVERNMENT BONDS & NOTES - 3.1%

Brazil Notas do Tesouro Nacional ‘F’ (Brazil)
10.000% due 01/01/14	BRL 4,518,000	2,266,229
10.000% due 01/01/17	62,889,000	32,415,555
10.000% due 01/01/21	3,202,000	1,651,186
Malaysia Government (Malaysia)
3.835% due 08/12/15	MYR 19,011,000	6,341,524
4.262% due 09/15/16	5,325,000	1,810,415
Mexican Bonos (Mexico)
6.500% due 06/09/22	MXN 258,216,300	21,712,838
8.000% due 06/11/20	341,768,000	31,159,338
10.000% due 12/05/24	14,760,000	1,600,655

Total Foreign Government Bonds & Notes (Cost $100,558,545)		98,957,740

MUNICIPAL BONDS - 0.6%

Pennsylvania Higher Education Assistance Agency
1.284% due 05/01/46 §	$16,925,000	16,092,984
1.831% due 05/01/46 §	2,025,000	1,924,855
1.986% due 05/01/46 §	750,000	712,870
Student Loan Funding Corp OH ‘A’ 0.228% due 09/01/47 §	1,300,000	1,289,352

Total Municipal Bonds (Cost $18,869,430)		20,020,061

PURCHASED OPTIONS - 0.0%
(See Note (g) in Notes to Schedule of Investments) (Cost $433,476)		210,719

SHORT-TERM INVESTMENTS - 6.8%

U.S. Government Agency Issue - 0.9%

Fannie Mae 0.112% due 02/01/13	29,000,000	28,997,253

Repurchase Agreements - 5.9%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $43,226,181; collateralized by Fannie Mae: 5.000% due 04/15/15 and value $5,588 and U.S.Treasury Notes: 0.250% due 03/31/14 and value $44,090,044)	43,226,157	43,226,157

	Principal Amount	Value
The Royal Bank of Scotland Group PLC 0.170% due 01/02/13 (Dated 12/31/12, repurchase price of $150,001,417; collateralized by U.S. Treasury Notes: 2.125% due 08/15/2021 and value $153,000,022)	$150,000,000	$150,000,000

		193,226,157

Total Short-Term Investments (Cost $222,223,410)		222,223,410

TOTAL INVESTMENTS - 104.7% (Cost $3,265,291,494)		3,407,803,781

OTHER ASSETS & LIABILITIES, NET - (4.7%)		(154,012,090)

NET ASSETS - 100.0%		$3,253,791,691

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	37.0%
Corporate Bonds & Notes	34.1%
U.S. Treasury Obligations	14.9%
Short-Term Investments	6.8%
Asset-Backed Securities	3.5%
Foreign Government Bonds & Notes	3.1%
U.S. Government Agency Issues	3.0%
Senior Loan Notes	1.5%
Municipal Bonds	0.6%
Equity Securities	0.2%

	104.7%
Other Assets & Liabilities, Net	(4.7%	)

	100.0%

(b)	As of December 31, 2012, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	2.0%
A-1 (Short-Term Debt only)	5.7%
AA/U.S. Government & Agency Issues	51.6%
A	16.7%
BBB	11.0%
BB	4.5%
B	2.4%
CCC	0.2%
CC	1.3%
C	0.4%
D	1.1%
Not Rated	3.1%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	As of December 31, 2012, investments with total aggregate values of $4,550,177 were fully or partially segregated with broker(s)/custodian as collateral for open futures contracts. In addition, $72,025 and $270,000 in cash was segregated as collateral for open futures contracts and swaps contracts, respectively.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(e)	Open futures contracts outstanding as of December 31, 2012 were as follows:

Long Futures Outstanding	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Eurodollar (06/13)	674	$674,000,000	$36,472
U.S. Treasury 30-Year Bonds (03/13)	50	5,000,000	(176,491)

			(140,019)

Short Futures Outstanding
Eurodollar (06/14)	674	674,000,000	(38,753)
U.S. Treasury 2-Year Notes (03/13)	53	10,600,000	(5,969)
U.S. Treasury 5-Year Notes (03/13)	586	58,600,000	(53,920)
U.S. Treasury 10-Year Notes (03/13)	2,078	207,800,000	1,526,809
U.S. Treasury 30-Year Bonds (03/13)	894	89,400,000	1,218,689

			2,646,856

Total Futures Contracts			$2,506,837

(f)	Forward foreign currency contracts outstanding as of December 31, 2012 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
JPY	1,083,500,000	USD	13,557,138	02/13	CIT	($1,046,658)
USD	20,643,713	EUR	15,825,000	01/13	CIT	(248,425)
USD	53,340,089	EUR	41,843,240	02/13	CIT	(1,911,417)
USD	26,356,564	EUR	20,612,000	02/13	MSC	(860,353)
USD	35,708,097	GBP	22,397,000	02/13	CIT	(670,252)
USD	13,581,268	JPY	1,083,500,000	01/13	JPM	1,072,918
USD	48,884,861	JPY	4,007,312,000	02/13	CIT	2,615,000

Total Forward Foreign Currency Contracts						($1,049,187)

(g)	Purchased options outstanding as of December 31, 2012 were as follows:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	Counter- party	Number of Contracts	Cost	Value
Call - CME 10-Year U.S. Treasury Note Futures (01/13)	$133.50	01/25/13	MER	572	$153,796	$169,813
Call - CME 30-Year U.S. Treasury Bond Futures (01/13)	152.00	01/25/13	MER	238	279,680	40,906

Total Purchased Options					$433,476	$210,719

(h)	Transactions in written options for the year ended December 31, 2012 were as follows:

	Number of Contracts	Notional Amount in $	Premium
Outstanding, December 31, 2011	238	-	$82,527
Call Options Written	2,385	58,334,000	1,062,109
Put Options Written	3,701	538,092,200	5,097,996
Call Options Expired	(376)	-	(75,825)
Put Options Expired	(1,935)	(369,861,000)	(1,844,988)
Call Options Closed	(2,009)	(58,334,000)	(986,284)
Put Options Closed	(2,004)	(168,231,200)	(3,335,535)

Outstanding, December 31, 2012	-	-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(i)	Swap agreements outstanding as of December 31, 2012 were as follows:

Credit Default Swaps on Credit Indices – Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Notional Amount (3)	Value (4)	Upfront Premiums Paid (Received)	Unrealized Depreciation
CDX.NA.HY.19	0.500%	12/20/17	BNP	$14,900,000	($70,323)	($29,800)	($40,523)
CMBX 1 2006-1	0.100%	10/12/52	CSF	7,011,161	140,204	277,727	(137,523)
CMBX 1 2006-1	0.100%	10/12/52	GSC	2,085,605	41,706	86,031	(44,325)
CMBX 1 2006-1	0.100%	10/12/52	JPM	3,965,028	79,290	133,820	(54,530)
CMBX 1 2006-1	0.100%	10/12/52	MSC	6,925,913	138,499	268,379	(129,880)

					$329,376	$736,157	($406,781)

Credit Default Swaps on Credit Indices – Sell Protection (2)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Notional Amount (3)	Value (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX 2 2006-2	0.070%	03/15/49	BOA	$4,991,000	($151,867)	($293,221)	$141,354
CMBX 2 2006-2	0.070%	03/15/49	CSF	2,729,000	(83,038)	(160,329)	77,291
CMBX 4 2007-2	0.350%	02/17/51	CSF	1,600,000	(69,371)	(130,000)	60,629
CMBX NA AM 1	0.500%	10/12/52	CSF	607,000	(23,027)	(56,337)	33,310
CMBX NA AM 1	0.500%	10/12/52	GSC	1,572,000	(59,636)	(145,410)	85,774

					($386,939)	($785,297)	$398,358

Total Credit Default Swaps					($57,563)	($49,140)	($8,423)

(1)	If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	The maximum potential amount the portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and is a representation of the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the year end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps

Receive Total Return	Pay	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Interest from Fannie Mae	1-Month USD-LIBOR -0.249 bp	BRC	01/12/41	$779,970	$173	($144)	$317

Total Swap Agreements					($57,390)	($49,284)	($8,106)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(j)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks (1)	$7,823,336	$7,823,336	$-	$-
	Corporate Bonds & Notes	1,109,928,305	-	1,102,477,830	7,450,475
	Senior Loan Notes	48,316,294	-	47,233,155	1,083,139
	Mortgage-Backed Securities	1,204,688,568	-	1,203,584,839	1,103,729
	Asset-Backed Securities	112,957,275	-	112,204,927	752,348
	U.S. Government Agency Issues	96,651,116	-	96,651,116	-
	U.S. Treasury Obligations	486,026,957	-	486,026,957	-
	Foreign Government Bonds & Notes	98,957,740	-	98,957,740	-
	Municipal Bonds	20,020,061	-	20,020,061	-
	Short-Term Investments	222,223,410	-	222,223,410	-
	Derivatives:
	Credit Contracts
	Swaps	399,699	-	399,699	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	3,687,918	-	3,687,918	-
	Interest Rate Contracts
	Futures	2,781,970	2,781,970	-	-
	Purchased Options	210,719	210,719	-	-
	Swaps	173	-	173	-

	Total Interest Rate Contracts	2,992,862	2,992,689	173	-

	Total Assets - Derivatives	7,080,479	2,992,689	4,087,790	-

	Total Assets	3,414,673,541	10,816,025	3,393,467,825	10,389,691

Liabilities	Derivatives:
	Credit Contracts
	Swaps	(457,262)	-	(457,262)	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(4,737,105)	-	(4,737,105)	-
	Interest Rate Contracts
	Futures	(275,133)	(275,133)	-	-

	Total Liabilities - Derivatives	(5,469,500)	(275,133)	(5,194,367)	-

	Total Liabilities	(5,469,500)	(275,133)	(5,194,367)	-

	Total	$3,409,204,041	$10,540,892	$3,388,273,458	$10,389,691

During the year ended December 31, 2012, an investment with a value of $882,069 was transferred from level 3 to level 2 due to valuation being updated from a single broker quoted vendor price to an evaluated vendor price based on observable inputs. Also during the period, investments with a total aggregate value of $50,802,696 were transferred from level 3 to level 2 due to valuation being updated from a price determined by a valuation committee established under the Valuation Policy to an evaluated vendor price based on observable inputs.

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended December 31, 2012:

	Corporate Bonds & Notes	Senior Loan Notes	Mortgage-Backed Securities	Asset-Backed Securities	Municipal Bonds	Total
Value, Beginning of Year	$3,571,807	$-	$29,655,986	$11,656,411	$23,751,528	$68,635,732
Purchases	4,815,376	1,275,452	4,435	2,426,930	-	8,522,193
Sales (includes paydowns)	(503,067)	(3,617)	(1,619,160)	(10,615,495)	(4,850,000)	(17,591,339)
Accrued Discounts (Premiums)	(18,550)	1,708	(36)	18,672	59,614	61,408
Net Realized Gains (Losses)	(15,726)	257	(622)	322,461	362,354	668,724
Change in Net Unrealized Appreciation (Depreciation)	482,704	(190,661)	537,521	251,609	696,565	1,777,738
Transfers In	-	-	-	-	-	-
Transfers Out	(882,069)	-	(27,474,395)	(3,308,240)	(20,020,061)	(51,684,765)

Value, End of Year	$7,450,475	$1,083,139	$1,103,729	$752,348	$-	$10,389,691

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	$383,375	($190,661)	$15,116	($1,674,582)	$-	($1,466,752)

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
COMMON STOCKS - 0.7%

Consumer Discretionary - 0.7%

Euramax Holdings Inc ‘A’ * ¯	947	$198,954
Metro-Goldwyn-Mayer Studios Inc * ¯	178,408	6,809,245

		7,008,199

Total Common Stocks (Cost $4,342,094)		7,008,199

	Principal Amount

CORPORATE BONDS & NOTES - 5.1%

Consumer Discretionary - 1.3%

AMC Entertainment Inc 8.750% due 06/01/19	$500,000	556,250
AMC Networks Inc 4.750% due 12/15/22	60,000	60,600
Brookfield Residential Properties Inc (Canada) 6.500% due 12/15/20 ~	100,000	103,000
Cablevision Systems Corp 7.750% due 04/15/18	500,000	558,750
Caesars Entertainment Operating Co Inc 5.375% due 12/15/13	55,000	53,900
Caesars Operating Escrow LLC 9.000% due 02/15/20 ~	95,000	95,475
CCO Holdings LLC
5.250% due 09/30/22	250,000	254,375
7.875% due 04/30/18	1,000,000	1,081,250
Cequel Communications Holdings I LLC 6.375% due 09/15/20 ~	220,000	230,175
Chrysler Group LLC 8.250% due 06/15/21	1,000,000	1,105,000
Cinemark USA Inc 5.125% due 12/15/22 ~	45,000	45,788
Claire’s Stores Inc 9.000% due 03/15/19 ~	145,000	156,237
Clear Channel Worldwide Holdings Inc 6.500% due 11/15/22 ~	235,000	244,338
Continental Rubber Of America Corp 4.500% due 09/15/19 ~	170,000	174,827
Education Management LLC 8.750% due 06/01/14	280,000	226,100
Ford Motor Co 7.450% due 07/16/31	1,000,000	1,275,000
Laureate Education Inc 9.250% due 09/01/19 ~	590,000	619,500
Limited Brands Inc 5.625% due 02/15/22	195,000	213,037
MGM Resorts International
5.875% due 02/27/14	500,000	522,500
6.625% due 12/15/21	210,000	210,262
7.750% due 03/15/22	365,000	392,375
Michaels Stores Inc 7.750% due 11/01/18 ~	65,000	71,663
National CineMedia LLC 6.000% due 04/15/22	60,000	63,900
New Academy Finance Corp 8.000% due 06/15/18 ~	250,000	254,375
Party City Holdings Inc 8.875% due 08/01/20 ~	160,000	172,400
Petco Animal Supplies Inc 9.250% due 12/01/18 ~	1,000,000	1,115,000
PVH Corp 4.500% due 12/15/22	70,000	71,050
Radio Systems Corp 8.375% due 11/01/19 ~	80,000	83,600

	Principal Amount	Value
Regal Entertainment Group 9.125% due 08/15/18	$1,000,000	$1,120,000
Ruby Tuesday Inc 7.625% due 05/15/20 ~	35,000	33,600
Sally Holdings LLC 5.750% due 06/01/22	230,000	250,700
ServiceMaster Co 7.000% due 08/15/20 ~	140,000	141,050
Starz LLC 5.000% due 09/15/19 ~	85,000	87,550
Studio City Finance Ltd (United Kingdom) 8.500% due 12/01/20 ~	305,000	320,441
Tempur-Pedic International Inc 6.875% due 12/15/20 ~	70,000	72,362
The McClatchy Co 9.000% due 12/15/22 ~	120,000	123,150
Unitymedia Hessen GmbH & Co KG (Germany) 5.500% due 01/15/23 ~	200,000	207,500
Viking Cruises Ltd (Bermuda) 8.500% due 10/15/22 ~	80,000	86,800
Virgin Media Finance PLC (United Kingdom) 4.875% due 02/15/22	200,000	205,500
VWR Funding Inc 7.250% due 09/15/17 ~	235,000	247,925
WMG Acquisition Corp 6.000% due 01/15/21 ~	65,000	68,900
Wolverine WorldWide Inc 6.125% due 10/15/20 ~	50,000	52,750

		13,028,955

Consumer Staples - 0.2%

Constellation Brands Inc
4.625% due 03/01/23	90,000	94,500
6.000% due 05/01/22	70,000	80,500
Harbinger Group Inc 7.875% due 07/15/19 ~	60,000	59,775
Innovation Ventures LLC 9.500% due 08/15/19 ~	70,000	66,150
Land O’ Lakes Inc 6.000% due 11/15/22 ~	60,000	65,100
Michael Foods Group Inc 9.750% due 07/15/18	500,000	555,000
Michael Foods Holding Inc 8.500% due 07/15/18 ~	90,000	92,025
Reynolds Group Issuer Inc
7.875% due 08/15/19	150,000	167,625
9.875% due 08/15/19	245,000	263,375
Smithfield Foods Inc 6.625% due 08/15/22	125,000	138,437
Spectrum Brands Escrow Corp
6.375% due 11/15/20 ~	65,000	68,413
6.625% due 11/15/22 ~	95,000	102,125
Spectrum Brands Inc 6.750% due 03/15/20 ~	75,000	80,625
The Pantry Inc 8.375% due 08/01/20 ~	95,000	99,750

		1,933,400

Energy - 0.6%

Access Midstream Partners LP 4.875% due 05/15/23	150,000	152,437
Berry Petroleum Co 6.750% due 11/01/20	1,000,000	1,080,000
Bristow Group Inc 6.250% due 10/15/22	100,000	107,375
Chesapeake Energy Corp 6.125% due 02/15/21	145,000	151,163
Concho Resources Inc 5.500% due 04/01/23	100,000	105,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Continental Resources Inc 5.000% due 09/15/22	$340,000	$368,050
CVR Refining LLC 6.500% due 11/01/22 ~	160,000	160,000
EP Energy LLC
6.875% due 05/01/19	185,000	201,650
9.375% due 05/01/20	140,000	158,550
EPL Oil & Gas Inc 8.250% due 02/15/18 ~	95,000	98,088
Inergy Midstream LP 6.000% due 12/15/20 ~	50,000	51,750
Laredo Petroleum Inc
7.375% due 05/01/22	80,000	87,200
9.500% due 02/15/19	500,000	561,250
MEG Energy Corp (Canada) 6.375% due 01/30/23 ~	130,000	136,175
Newfield Exploration Co 5.625% due 07/01/24	160,000	173,200
Offshore Group Investment Ltd (Cayman) 7.500% due 11/01/19 ~	80,000	81,200
OGX Austria GmbH (Austria) 8.500% due 06/01/18 ~	375,000	339,375
Oil States International Inc 6.500% due 06/01/19	785,000	839,950
Penn Virginia Resource Partners LP 8.375% due 06/01/20 ~	65,000	70,363
Plains Exploration & Production Co 6.875% due 02/15/23	260,000	298,350
QEP Resources Inc 5.250% due 05/01/23	100,000	107,500
Sabine Pass LNG LP 6.500% due 11/01/20 ~	130,000	132,925
Seadrill Ltd (Bermuda) 5.625% due 09/15/17 ~	345,000	344,137
SM Energy Co 6.500% due 01/01/23	85,000	91,375
Tesoro Corp 5.375% due 10/01/22	130,000	139,100

		6,036,413

Financials - 0.4%

A-S Co-Issuer Subsidiary Inc 7.875% due 12/15/20 ~	85,000	85,425
Ally Financial Inc
4.625% due 06/26/15	110,000	114,739
8.000% due 12/31/18	1,000,000	1,175,000
CIT Group Inc
4.750% due 02/15/15 ~	475,000	496,375
5.000% due 08/15/22	25,000	26,756
5.250% due 03/15/18	30,000	32,250
E*TRADE Financial Corp
6.000% due 11/15/17	20,000	20,550
6.375% due 11/15/19	60,000	61,800
First Data Corp
6.750% due 11/01/20 ~	230,000	233,450
7.375% due 06/15/19 ~	140,000	145,600
General Motors Financial Co Inc 4.750% due 08/15/17 ~	845,000	889,135
Hub International Ltd 8.125% due 10/15/18 ~	90,000	92,700
Neuberger Berman Group LLC 5.625% due 03/15/20 ~	200,000	210,500
Nuveen Investments Inc 9.500% due 10/15/20 ~	165,000	165,000
TransUnion Holding Co Inc 9.625% due 06/15/18	170,000	180,625

		3,929,905

	Principal Amount	Value
Health Care - 0.8%

Alere Inc 9.000% due 05/15/16	$1,000,000	$1,060,000
Biomet Inc 6.500% due 08/01/20 ~	145,000	154,606
CDRT Holding Corp 9.250% due 10/01/17 ~	100,000	102,500
CHS/Community Health Systems Inc
5.125% due 08/15/18	155,000	161,975
7.125% due 07/15/20	160,000	171,000
DaVita HealthCare Partners Inc 5.750% due 08/15/22	265,000	280,569
DJO Finance LLC 8.750% due 03/15/18 ~	25,000	27,438
Endo Health Solutions Inc 7.000% due 07/15/19	485,000	519,556
HCA Holdings Inc 6.250% due 02/15/21	60,000	61,650
HCA Inc 7.500% due 02/15/22	835,000	960,250
Hologic Inc 6.250% due 08/01/20 ~	305,000	330,162
IMS Health Inc 6.000% due 11/01/20 ~	100,000	105,000
INC Research LLC 11.500% due 07/15/19 ~	65,000	67,600
Jaguar Holding Co II 9.500% due 12/01/19 ~	1,000,000	1,140,000
Kinetic Concepts Inc 10.500% due 11/01/18 ~	250,000	263,437
MultiPlan Inc 9.875% due 09/01/18 ~	1,000,000	1,120,000
Physio-Control International Inc 9.875% due 01/15/19 ~	100,000	110,250
United Surgical Partners International Inc 9.000% due 04/01/20	65,000	72,475
Valeant Pharmaceuticals International 6.375% due 10/15/20 ~	135,000	145,125
VPI Escrow Corp 6.375% due 10/15/20 ~	165,000	177,788
Warner Chilcott Co LLC 7.750% due 09/15/18	680,000	727,600

		7,758,981

Industrials - 0.5%

ADS Waste Holdings Inc 8.250% due 10/01/20 ~	65,000	68,575
Air Lease Corp 4.500% due 01/15/16 ~	500,000	507,500
Clean Harbors Inc 5.125% due 06/01/21 ~	45,000	46,800
Covanta Holding Corp 6.375% due 10/01/22	95,000	103,588
FTI Consulting Inc 6.000% due 11/15/22 ~	70,000	72,800
General Cable Corp 5.750% due 10/01/22 ~	100,000	104,000
HDTFS Inc 6.250% due 10/15/22 ~	65,000	69,550
Huntington Ingalls Industries Inc 7.125% due 03/15/21	680,000	742,900
Interline Brands Inc 10.000% due 11/15/18 ~	150,000	163,500
International Lease Finance Corp 8.750% due 03/15/17	1,000,000	1,160,000
Mead Products LLC 6.750% due 04/30/20 ~	130,000	137,150

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Nortek Inc
8.500% due 04/15/21	$35,000	$39,025
8.500% due 04/15/21 ~	130,000	144,625
10.000% due 12/01/18	105,000	117,338
The Manitowoc Co Inc 5.875% due 10/15/22	85,000	85,213
TransDigm Inc 7.750% due 12/15/18	770,000	855,662
United Rentals North America Inc
7.375% due 05/15/20 ~	60,000	66,150
7.625% due 04/15/22 ~	135,000	151,538

		4,635,914

Information Technology - 0.2%

Alliance Data Systems Corp 6.375% due 04/01/20 ~	55,000	58,850
Equinix Inc 7.000% due 07/15/21	1,000,000	1,113,750
Infor US Inc 9.375% due 04/01/19	165,000	186,037
Lender Processing Services Inc 5.750% due 04/15/23	95,000	99,038
NCR Corp 5.000% due 07/15/22 ~	80,000	81,700
Nuance Communications Inc 5.375% due 08/15/20 ~	100,000	105,000
SSI Investments II Ltd 11.125% due 06/01/18	100,000	111,125

		1,755,500

Materials - 0.3%

AK Steel Corp 8.750% due 12/01/18 ~	60,000	63,525
Alphabet Holding Co Inc 7.750% due 11/01/17 ~	160,000	165,200
Celanese U.S. Holdings LLC 4.625% due 11/15/22	55,000	57,887
Eldorado Gold Corp (Canada) 6.125% due 12/15/20 ~	240,000	245,400
FMG Resources Property Ltd (Australia)
7.000% due 11/01/15 ~	30,000	31,650
8.250% due 11/01/19 ~	60,000	64,200
IAMGOLD Corp (Canada) 6.750% due 10/01/20 ~	165,000	161,287
Inmet Mining Corp (Canada) 7.500% due 06/01/21 ~	60,000	62,550
LyondellBasell Industries NV (Netherlands) 5.750% due 04/15/24	200,000	236,000
Molycorp Inc 10.000% due 06/01/20 ~	115,000	107,525
New Gold Inc (Canada)
6.250% due 11/15/22 ~	90,000	93,600
7.000% due 04/15/20 ~	45,000	48,263
Rockwood Specialties Group Inc 4.625% due 10/15/20	165,000	171,394
Sawgrass Merger Sub Inc 8.750% due 12/15/20 ~	60,000	60,750
Sealed Air Corp
6.500% due 12/01/20 ~	60,000	65,100
8.375% due 09/15/21 ~	1,000,000	1,147,500
Taminco Global Chemical Corp 9.750% due 03/31/20 ~	30,000	33,000
Tronox Finance LLC 6.375% due 08/15/20 ~	140,000	141,925

		2,956,756

Telecommunication Services - 0.5%

Avaya Inc
9.000% due 04/01/19 ~	90,000	92,025
10.125% due 11/01/15	250,000	225,000
Crown Castle International Corp 5.250% due 01/15/23 ~	130,000	139,587

	Principal Amount	Value
Hughes Satellite Systems Corp 6.500% due 06/15/19	$1,000,000	$1,107,500
Intelsat Jackson Holdings SA (Luxembourg) 7.250% due 10/15/20 ~	105,000	114,450
Intelsat Luxembourg SA (Luxembourg) 11.500% due 02/04/17	250,000	266,562
SBA Communications Corp 5.625% due 10/01/19 ~	130,000	136,988
SBA Telecommunications Inc 5.750% due 07/15/20 ~	125,000	133,281
Sprint Capital Corp 8.750% due 03/15/32	15,000	18,413
Sprint Nextel Corp
6.000% due 12/01/16	455,000	497,087
6.000% due 11/15/22	230,000	237,475
7.000% due 08/15/20	180,000	197,550
9.000% due 11/15/18 ~	85,000	105,188
9.125% due 03/01/17	100,000	118,250
UPCB Finance VI Ltd (Cayman) 6.875% due 01/15/22 ~	250,000	271,875
Windstream Corp 7.750% due 10/01/21	1,000,000	1,085,000

		4,746,231

Utilities - 0.3%

AmeriGas Finance LLC
6.750% due 05/20/20	120,000	132,300
7.000% due 05/20/22	150,000	167,625
DPL Inc 7.250% due 10/15/21	1,000,000	1,075,000
Edison Mission Energy 7.500% due 06/15/13 Y	250,000	133,125
NRG Energy Inc 8.250% due 09/01/20	1,000,000	1,125,000

		2,633,050

Total Corporate Bonds & Notes (Cost $45,843,382)		49,415,105

SENIOR LOAN NOTES - 92.3%

Consumer Discretionary - 30.2%

99 Cents Only Stores 5.250% due 01/11/19 §	643,512	651,669
Acosta Inc Term D 5.000% due 03/02/18 §	2,363,151	2,386,782
Advantage Sales & Marketing Inc Term B 5.250% due 12/18/17 §	2,376,500	2,399,524
Affinion Group Inc Term B 6.500% due 07/16/15 §	4,093,460	3,755,017
Affinity Gaming LLC Term B 5.500% due 11/09/17 §	496,250	501,212
Alliance Laundry Systems LLC (1st Lien) 5.500% due 12/10/18 §	400,000	404,500
Allied Security Holdings LLC (1st Lien) 5.250% due 02/03/17 §	712,318	714,099
Allison Transmission Inc
Term B1 (Non-Extended)
2.710% due 08/07/14 §	1,267,341	1,275,659
Term B3
4.250% due 08/23/19 §	2,810,893	2,842,515
Altegrity Inc
2.961% due 02/21/15 §	2,143,922	1,996,527
Tranche D
7.750% due 02/20/15 §	860,027	855,726
AMC Entertainment Inc
Term B2 (Extended)
4.250% due 12/15/16 §	1,942,559	1,956,217
Term B3
4.750% due 02/22/18 §	1,237,500	1,249,208
Ameristar Casinos Inc Term B 4.000% due 04/16/18 §	1,299,078	1,310,242

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
ARAMARK Corp
(Extended) (LC - 3 Facility)
3.459% due 07/26/16 §	$169,638	$170,644
(Extended) (Letter of Credit)
3.459% due 07/26/16 §	307,355	309,177
Term B (Extended)
3.462% due 07/26/16 §	4,673,529	4,701,248
Term C (Extended)
3.527% due 07/26/16 §	2,105,790	2,118,279
Ascena Retail Group Inc Term B 4.750% due 06/14/18 §	954,104	963,049
Ascend Learning Inc Term B 6.500% due 05/23/17 §	2,257,849	2,265,752
Asurion LLC
(1st Lien)
5.500% due 05/24/18 §	10,026,511	10,141,395
(2nd Lien)
9.000% due 05/24/19 §	222,930	230,175
Audio Visual Services Group Inc 6.750% due 11/09/18 §	1,246,875	1,228,172
Autoparts Holdings Ltd (1st Lien) 6.500% due 07/28/17 §	518,438	520,058
BAR/BRI Review Courses Inc Term B 6.000% due 06/16/17 §	827,688	828,722
Bass Pro Group LLC 4.000% due 11/30/19 §	1,650,000	1,653,437
BBHI Acquisition LLC Term B 4.500% due 12/14/17 §	1,592,500	1,604,942
Brickman Group Holdings Inc Term B 5.500% due 10/14/16 §	2,417,867	2,460,179
Burger King Corp Term B 3.750% due 09/27/19 §	3,142,125	3,167,655
Caesars Entertainment Operating Co
Term B2
3.210% due 01/28/15 §	1,500,000	1,479,271
Term B6 (Extended)
5.460% due 01/26/18 §	3,872,847	3,469,103
Cedar Fair LP Term B 4.000% due 12/15/17 §	1,887,852	1,908,303
Cengage Learning Acquisitions Inc (Non-Extended) 2.720% due 07/03/14 §	3,283,141	2,596,416
Centerplate Inc Term B 5.753% due 10/15/18 §	400,000	403,250
Cequel Communications LLC Term B 4.000% due 02/14/19 §	6,624,938	6,665,422
Charter Communications Operating LLC
Term C (Extended)
3.470% due 09/06/16 §	5,054,721	5,087,875
Term D
4.000% due 05/15/19 §	2,927,875	2,954,867
Chrysler Group LLC Term B 6.000% due 05/24/17 §	7,490,937	7,665,686
Clear Channel Communications Inc Term B 3.862% due 01/29/16 §	1,476,399	1,227,257
ClubCorp Club Operations Inc Term B 5.000% due 11/30/16 §	2,282,184	2,316,417
Crown Media Holdings Inc Term B 5.750% due 07/14/18 §	608,625	611,668
Cumulus Media Holdings Inc (1st Lien) 4.500% due 09/17/18 §	5,357,377	5,382,251
Dave & Buster’s Inc 5.500% due 06/01/16 §	1,950,000	1,956,094
David’s Bridal Inc Term B 5.000% due 10/11/19 §	750,000	752,968
DineEquity Inc Term B 4.250% due 10/19/17 §	1,304,043	1,317,084
Dunkin Brands Inc Term B2 4.000% due 11/23/17 §	5,728,778	5,777,696
Education Management LLC Term C3 8.250% due 03/29/18 §	2,628,477	2,199,160

	Principal Amount	Value
Entercom Radio LLC Term B 5.000% due 11/23/18 §	$695,000	$703,253
Equinox Fitness Clubs (1st Lien) due 11/16/19 µ	1,400,000	1,414,000
Evergreen Acquisition Co 1 LP 5.000% due 07/09/19 §	771,130	775,227
Federal-Mogul Corp
Term B
2.148% due 12/29/14 §	5,557,453	5,116,330
Term C
2.148% due 12/28/15 §	2,930,154	2,697,573
FoxCo Acquisition Sub LLC Term B 5.500% due 07/14/17 §	1,596,000	1,620,606
FTD Inc 4.750% due 06/11/18 §	1,554,985	1,570,534
General Nutrition Centers Inc 3.750% due 03/02/18 §	8,254,989	8,291,104
Genpact International Inc Term B 4.250% due 08/30/19 §	1,870,313	1,891,353
Getty Images Inc Term B 4.750% due 10/18/19 §	5,475,000	5,489,542
Go Daddy Operating Co LLC 5.500% due 12/17/18 §	1,925,625	1,931,242
Gray Television Inc Term B 4.750% due 10/15/19 §	530,180	533,825
Harbor Freight Tools USA Inc Term B 5.500% due 11/14/17 §	1,172,063	1,185,737
HHI Holdings LLC (1st Lien) 6.000% due 10/03/18 §	2,375,000	2,410,625
Instant Web Inc
(Delayed Draw)
3.587% due 08/07/14 §	206,373	160,971
Term B
3.587% due 08/07/14 §	1,979,723	1,544,184
Interactive Data Corp Term B 4.500% due 02/12/18 §	3,726,951	3,751,385
Isle of Capri Casinos Inc Term B 4.750% due 03/24/17 §	1,179,000	1,195,456
J Crew Group Inc Term B 4.500% due 03/07/18 §	4,161,625	4,184,456
Jo-Ann Stores Inc 4.750% due 03/16/18 §	3,664,726	3,684,578
Kabel Deutschland GmbH Term F (Germany) 4.250% due 02/01/19 §	1,400,000	1,410,209
Landry’s Inc Term B 6.500% due 04/24/18 §	1,588,000	1,607,850
Language Line LLC Term B 6.250% due 06/20/16 §	2,597,052	2,590,559
Las Vegas Sands LLC
(Extended) (Delayed Draw)
2.760% due 11/23/16 §	340,478	341,659
Term B (Extended)
2.760% due 11/23/16 §	1,678,365	1,684,187
Laureate Education Inc (Extended) 5.250% due 06/18/18 §	3,937,424	3,920,198
LIN Television Corp Term B
due 12/21/18 µ	767,250	773,004
4.000% due 12/21/18 §	767,250	773,004
Live Nation Entertainment Inc Term B 4.500% due 11/07/16 §	2,056,032	2,068,866
LodgeNet Entertainment Corp 8.500% due 04/04/14 § Y	603,555	430,536
Mediacom Broadband LLC Term F 4.500% due 10/23/17 §	3,900,000	3,912,187
Mediacom LLC Term E 4.500% due 10/23/17 §	5,852,444	5,848,786
Meritas LLC (1st Lien) 7.500% due 07/28/17 §	876,156	878,346

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
MGM Resorts International Term B 4.250% due 12/20/19 §	$2,900,000	$2,935,345
Michaels Stores Inc Term B3 (Extended) 4.813% due 07/29/16 §	6,480,355	6,547,472
Midcontinent Communications Term B 4.000% due 12/30/16 §	1,928,804	1,937,643
Mission Broadcasting Inc Term B 4.500% due 12/03/19 §	204,286	206,839
National CineMedia LLC Term B (1st Lien) 3.470% due 11/23/19 §	600,000	602,000
National Vision Inc Term B 7.000% due 08/02/18 §	918,063	931,833
Nelson Education Ltd (Canada) 2.811% due 07/03/14 §	2,294,056	1,823,774
Nexstar Broadcasting Inc 4.500% due 12/03/19 §	1,142,143	1,156,420
NPC International Inc Term B 4.500% due 12/01/18 §	834,417	842,761
Ollie’s Bargain Outlet Inc 6.250% due 09/27/19 §	548,625	553,083
Orbitz Worldwide Inc 3.212% due 07/25/14 §	2,682,995	2,586,855
OSI Restaurant Partners LLC Term B 4.800% due 10/24/19 §	3,050,000	3,083,995
P.F. Chang’s China Bistro Inc Term B 5.250% due 07/02/19 §	473,813	479,143
Penn National Gaming Inc Term B 3.750% due 07/16/18 §	398,993	401,112
Petco Animal Supplies Inc 4.500% due 11/24/17 §	3,077,348	3,104,001
Pilot Travel Centers LLC
Term B
3.750% due 03/30/18 §	2,277,010	2,291,953
Term B2
4.250% due 08/07/19 §	773,063	779,988
Pinnacle Entertainment Inc Series A (Incremental) 4.000% due 03/19/19 §	719,563	725,859
Raycom TV Broadcasting Inc Term B 4.250% due 05/31/17 §	1,108,125	1,106,740
RE/MAX International Inc 5.500% due 04/15/16 §	1,754,702	1,759,089
RGIS Services LLC
(Extended)
4.561% due 10/18/16 §	2,057,597	2,073,029
Term C
5.500% due 10/18/17 §	1,612,813	1,628,941
Sagittarius Restaurants LLC Term B 7.515% due 05/18/15 §	808,438	812,985
SeaWorld Parks & Entertainment Inc Term B 4.000% due 08/17/17 §	1,669,928	1,685,056
Serta Simmons Holdings LLC 5.000% due 10/01/19 §	1,850,000	1,855,267
ServiceMaster Co (Extended) 4.460% due 01/31/17 §	4,852,812	4,871,515
Sinclair Television Group Inc Term B 4.000% due 10/28/16 §	961,029	967,828
Six Flags Theme Parks Inc Term B 4.000% due 12/20/18 §	1,540,089	1,549,852
SRAM LLC Term B 4.781% due 06/07/18 §	1,457,111	1,464,396
SymphonyIRI Group Inc Term B 5.000% due 12/01/17 §	1,058,875	1,062,184
Tempur-Pedic International Inc Term B due 12/12/19 µ	2,100,000	2,129,312
The Goodyear Tire & Rubber Co (2nd Lien) 4.750% due 04/30/19 §	8,250,000	8,320,125
The Neiman Marcus Group Inc (Extended) 4.750% due 05/16/18 §	6,450,000	6,470,601

	Principal Amount	Value
The Pep Boys-Manny Moe & Jack Term B 5.000% due 10/11/18 §	$525,000	$529,375
Town Sports International Inc Term B 5.750% due 05/11/18 §	1,108,220	1,121,149
Travelport LLC
(Extended)
5.105% due 08/21/15 §	2,975,123	2,863,556
Tranche S
5.061% due 08/21/15 §	768,384	739,569
Tribune Co due 12/17/19 µ	1,925,000	1,925,241
Univision Communications Inc (Extended) 4.462% due 03/31/17 §	6,333,260	6,241,725
Veyance Technologies Inc
2.470% due 07/31/14 §	1,713,271	1,699,993
(Delayed Draw)
2.470% due 07/31/14 §	245,399	243,497
Term B (Incremental)
5.500% due 07/31/14 §	421,813	422,340
Visant Holding Corp Term B 5.250% due 12/22/16 §	2,590,176	2,353,175
VWR Funding Inc
(Non-Extended)
2.712% due 06/30/14 §	1,455,844	1,458,271
Term B (Extended)
4.462% due 04/03/17 §	2,461,096	2,474,940
Warnaco Inc 3.750% due 06/15/18 §	640,250	637,049
Weather Channel Term B 4.250% due 02/13/17 §	7,923,506	8,019,246
Weight Watchers International Inc Term F 4.000% due 03/15/19 §	1,687,250	1,701,482
Wendy’s International Inc Term B 4.750% due 05/15/19 §	2,369,063	2,396,138
WMG Acquisition Corp 5.250% due 11/01/18 §	625,000	633,073
Wolverine Worldwide Inc Term B 4.000% due 07/31/19 §	578,906	583,248
Zuffa LLC Term B 2.250% due 06/19/15 §	2,893,454	2,869,342

		292,483,346

Consumer Staples - 6.2%

AdvancePierre Foods Inc 5.750% due 07/10/17 §	1,450,000	1,469,031
Blue Buffalo Co Ltd Term B 6.500% due 08/08/19 §	1,521,188	1,536,399
Brasa Holdings Inc (1st Lien) 7.500% due 07/19/19 §	523,688	528,924
Clearwater Seafoods Ltd Partnership Term B (Canada) 6.750% due 06/06/18 §	497,500	499,677
Del Monte Foods Co 4.500% due 03/08/18 §	9,275,996	9,308,851
Dole Food Co Inc Term B2 5.033% due 07/06/18 §	1,258,337	1,263,282
High Liner Foods Inc Term B (Canada) 7.000% due 12/19/17 §	841,500	847,285
JBS USA Holdings Inc 4.250% due 05/25/18 §	5,764,719	5,764,719
KIK Custom Products Inc
(1st Lien)
2.570% due 06/02/14 §	3,569,173	3,363,946
(2nd Lien)
5.313% due 11/28/14 §	2,500,000	2,000,000
(Canadian)
2.570% due 06/02/14 §	613,740	578,450
Michael Foods Group Inc 4.250% due 02/23/18 §	781,583	787,933
NBTY Inc Term B1 4.250% due 10/02/17 §	3,254,052	3,290,042

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Pinnacle Foods Finance LLC
Term E
4.750% due 10/17/18 §	$372,188	$375,511
Term F
4.750% due 10/17/18 §	1,243,750	1,257,742
Prestige Brands Inc 5.250% due 01/31/19 §	455,492	461,593
Reynolds Group Holdings Inc 4.750% due 09/28/18 §	6,059,813	6,142,790
Rite Aid Corp
Term 2
1.970% due 06/04/14 §	5,744,457	5,718,607
Term 5
4.500% due 03/02/18 §	2,700,749	2,699,061
Solvest Ltd Term C2 (Bermuda) 5.018% due 07/06/18 §	2,251,765	2,260,613
Spectrum Brands Inc 4.500% due 12/17/19 §	3,825,000	3,862,952
Sprouts Farmers Markets Holdings LLC (Incremental) 6.000% due 04/18/18 §	746,250	754,645
The Pantry Inc Term B 5.750% due 08/02/19 §	498,750	503,894
US Foods Inc Term B (Extended) 5.750% due 03/31/17 §	3,548,473	3,568,433
Wilton Brands LLC 7.500% due 08/30/18 §	740,625	748,031

		59,592,411

Energy - 3.6%

Arch Coal Inc Term B 5.750% due 05/16/18 §	3,377,349	3,420,171
Citgo Petroleum Corp
Term B
8.000% due 06/24/15 §	235,268	237,474
Term C
9.000% due 06/23/17 §	4,651,964	4,736,281
Crestwood Holdings LLC Term B 9.750% due 03/26/18 §	1,389,825	1,412,989
Energy Transfer Equity LP Term B 3.750% due 03/24/17 §	3,375,000	3,406,377
Frac Tech International LLC Term B 8.500% due 05/06/16 §	2,249,312	1,876,770
Gibson Energy ULC Term B (Canada) 4.750% due 06/15/18 §	2,679,750	2,713,665
Invenergy LLC Term B 9.000% due 11/21/17 §	940,126	961,278
MEG Energy Corp Term B (Canada) 4.000% due 03/16/18 §	1,555,313	1,571,108
Obsidian Natural Gas Trust 7.000% due 11/02/15 §	3,777,158	3,796,044
Patriot Coal Corp 9.250% due 10/04/13 §	950,000	957,125
Plains Exploration & Production Co 4.000% due 11/30/19 §	2,225,000	2,235,197
Samson Investment Co (2nd Lien) 6.000% due 09/25/18 §	950,000	960,094
Sheridan Production Partners I LLC
Term B2
5.000% due 09/14/19 §	2,301,711	2,332,642
Term B2 I-A
5.000% due 09/25/19 §	304,996	309,094
Term B2 I-M
5.000% due 09/25/19 §	186,293	188,796
Tallgrass Operations LLC 5.250% due 11/13/18 §	2,475,000	2,505,938
Tervita Corp (Canada) 6.500% due 11/14/14 §	1,687,250	1,688,655

		35,309,698

	Principal Amount	Value
Financials - 5.1%

Altisource Solutions SARL (1st Lien) (Luxembourg) 5.750% due 11/27/19 §	$925,000	$929,625
American Capital Holdings Inc 5.500% due 08/22/16 §	950,000	966,625
AmWINS Group Inc (1st Lien) 5.750% due 06/06/19 §	1,169,125	1,176,432
Asset Acceptance Capital Corp Term B 8.750% due 11/14/17 §	1,638,750	1,657,145
Citco Funding LLC 5.500% due 06/29/18 §	2,117,750	2,141,575
CNO Financial Group Inc Term B2 5.000% due 09/20/18 §	1,149,563	1,159,852
Compass Investors Inc 5.250% due 12/27/19 §	2,400,000	2,398,001
Cunningham Lindsey U.S. Inc (1st Lien) (Canada) 5.000% due 10/29/19 §	750,000	757,500
First Data Corp
(Add on)
5.211% due 09/24/18 §	1,425,000	1,400,953
Term B (Extended)
4.211% due 03/23/18 §	1,634,332	1,560,220
Term B1
2.961% due 09/24/14 §	221,071	221,301
Term B3
2.961% due 09/24/14 §	44,372	44,438
Hamilton Lane Advisors LLC 6.500% due 02/23/18 §	914,375	914,375
Harbourvest Partners LLC Term B 4.750% due 11/21/17 §	1,075,000	1,083,062
HUB International Ltd
(Extended)
4.712% due 06/13/17 §	5,671,412	5,735,216
(Extended) (Incremental)
6.750% due 12/13/17 §	3,870,750	3,910,263
iPayment Inc Term B 5.750% due 05/08/17 §	675,000	672,469
LPL Holdings Inc
Term A
2.712% due 03/29/17 §	986,563	986,974
Term B
4.000% due 03/29/19 §	3,200,813	3,224,818
MIP Delaware LLC 5.500% due 07/12/18 §	822,131	830,352
Nuveen Investments Inc
(Extended)
5.811% due 05/12/17 §	5,444,200	5,481,629
(Extended) (1st Lien)
5.811% due 05/13/17 §	3,030,800	3,045,954
(Incremental)
7.250% due 05/13/17 §	700,000	704,200
Shield Finance Co SARL Term B (Luxembourg) 6.500% due 05/10/19 §	1,144,250	1,147,111
The TCW Group Inc Term B due 12/20/19 µ	625,000	626,562
Trans Union LLC Term B 5.500% due 02/12/18 §	5,831,842	5,921,751
Walter Investment Management Corp 5.750% due 11/28/17 §	518,438	521,354

		49,219,757

Health Care - 15.3%

Alere Inc
Term B
4.750% due 06/30/17 §	3,085,938	3,104,950
Term B1
4.750% due 06/30/17 §	742,500	747,075

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Term B2 (Incremental)
4.750% due 06/30/17 §	$595,500	$598,850
Alliance HealthCare Services Inc Term B 7.250% due 06/01/16 §	1,457,747	1,441,347
Aptalis Pharma Inc Term B 5.500% due 02/10/17 §	1,739,500	1,751,097
Ardent Medical Services Inc Term B 7.250% due 09/15/15 §	856,581	858,723
AssuraMed Holding Inc (1st Lien) 5.500% due 10/24/19 §	925,000	935,118
Bausch & Lomb Inc Term B 5.250% due 05/17/19 §	3,482,500	3,518,568
Biomet Inc Term B (Extended) 4.008% due 07/25/17 §	7,717,493	7,775,343
BSN Medical Acquisition Holding GmbH Term B-1A (Germany) 5.000% due 10/18/19 §	675,000	680,062
Catalent Pharma Solutions Inc (Incremental) 5.250% due 09/15/17 §	792,015	801,915
CHG Buyer Corp (1st Lien) 5.000% due 11/22/19 §	773,063	774,995
Community Health Systems Inc (Extended) 3.811% due 01/25/17 §	10,523,777	10,601,853
Convatec Inc 5.000% due 12/22/16 §	1,397,003	1,417,958
DaVita Inc
Term B
4.500% due 10/20/16 §	3,797,500	3,828,829
Term B2
4.000% due 11/01/19 §	3,625,000	3,658,216
DJO Finance LLC
Term B2 (Extended)
5.212% due 11/01/16 §	2,486,959	2,500,431
Term B3
6.250% due 09/15/17 §	2,084,251	2,102,489
Drumm Investors LLC 5.000% due 05/04/18 §	987,151	930,389
Emdeon Inc Term B1 5.000% due 11/02/18 §	1,017,313	1,028,884
Emergency Medical Services Corp 5.250% due 05/25/18 §	2,852,128	2,877,084
Grifols Inc Term B 4.250% due 06/01/17 §	3,811,034	3,853,116
Hanger Orthopedic Group Inc Term C 4.000% due 12/01/16 §	1,835,575	1,844,753
HCA Inc
Term B2 (Extended)
3.561% due 03/31/17 §	3,000,000	3,012,189
Term B3 (Extended)
3.462% due 05/01/18 §	10,397,103	10,437,017
Health Management Associates Inc Term B 4.500% due 11/16/18 §	2,425,500	2,448,013
Hologic Inc Term B 4.500% due 08/01/19 §	2,194,500	2,223,531
IASIS Healthcare LLC 5.000% due 05/03/18 §	2,087,813	2,098,252
IMS Health Inc Term B 4.500% due 08/25/17 §	6,389,939	6,440,343
inVentiv Health Inc
(Combined)
6.500% due 08/04/16 §	2,314,486	2,227,693
Term B3 (Incremental)
6.750% due 05/15/18 §	893,186	870,857
Kindred Healthcare Inc 5.250% due 06/01/18 §	1,645,218	1,610,943
Kinetic Concepts Inc Term C1 5.500% due 05/04/18 §	5,865,750	5,939,072
LHP Hospital Group Inc 9.000% due 07/03/18 §	646,750	654,026
MedAssets Inc Term B 4.000% due 11/30/19 §	700,000	700,875

	Principal Amount	Value
Medpace Inc 6.500% due 06/16/17 §	$1,037,615	$996,111
MMM Holdings Inc 9.750% due 10/09/17 §	810,526	806,474
MSO of Puerto Rico Inc 9.750% due 10/26/17 §	589,474	586,526
Multiplan Inc Term B 4.750% due 08/26/17 §	5,191,738	5,230,676
MX USA Inc Term B 6.500% due 04/28/17 §	719,563	721,361
One Call Medical Inc 7.000% due 08/16/19 §	1,050,000	1,055,250
Onex CareStream Finance LP Term B 5.000% due 02/25/17 §	1,890,279	1,889,098
Par Pharmaceutical Cos Inc Term B 5.000% due 09/30/19 §	1,346,625	1,348,448
Pharmaceutical Product Development Inc Term B 6.250% due 12/05/18 §	2,524,500	2,567,891
Physiotherapy Associates Holdings Inc (1st Lien) 6.008% due 04/30/18 §	373,125	374,291
Quintiles Transnational Corp
Term B
4.500% due 06/08/18 §	5,417,500	5,417,500
Term B1 (Incremental)
4.500% due 06/08/18 §	473,813	473,813
RadNet Management Inc Term B 5.505% due 09/30/18 §	1,695,750	1,704,229
RPI Finance Trust
Tranche 2
3.500% due 05/09/18 §	2,509,618	2,533,668
Tranche 2 (Incremental)
4.000% due 11/09/18 §	1,040,607	1,052,639
Sage Products Inc 5.250% due 12/17/19 §	675,000	680,906
Select Medical Corp Term B 5.500% due 06/01/18 §	3,743,000	3,764,833
Sheridan Holdings Inc (1st Lien) 6.000% due 06/29/18 §	671,625	681,280
The TriZetto Group Inc Term B 4.750% due 05/02/18 §	827,301	825,025
Truven Health Analytics Inc Term B 5.750% due 06/01/19 §	1,920,175	1,926,176
Universal Health Services Inc Term B 3.750% due 11/15/16 §	1,316,980	1,324,552
Valeant Pharmaceuticals International Inc (Canada)
Series C Tranche B
4.250% due 12/11/19 §	2,300,000	2,318,400
Series D Tranche B
4.250% due 02/13/19 §	2,216,250	2,231,948
Vanguard Health Holding Co II LLC Term B 5.000% due 01/29/16 §	5,408,212	5,462,294
Warner Chilcott Co LLC
Term A
3.750% due 03/17/16 §	326,000	329,260
Term B2
4.250% due 03/15/18 §	1,105,789	1,114,181
Warner Chilcott Corp
Term B1
4.250% due 03/15/18 §	2,211,579	2,228,362
Term B1 (Incremental)
4.250% due 03/15/18 §	839,893	846,267
WC Luxco SARL Term B3 (Luxembourg) 4.250% due 03/15/18 §	1,520,460	1,531,999

		148,318,314

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Industrials - 10.2%

ADS Waste Holdings Inc Term B 5.250% due 10/09/19 §	$2,250,000	$2,280,937
Alliant Holdings I Inc Term B 5.000% due 12/20/19 §	2,275,000	2,281,370
Alpha D2 Ltd Term B2 (Extended) (United Kingdom) 6.000% due 04/30/19 §	2,382,030	2,420,738
Armstrong World Industries Inc Term B 4.000% due 03/09/18 §	1,157,768	1,168,261
BakerCorp International Inc Term B 5.000% due 06/01/18 §	2,049,063	2,065,285
Bombardier Recreational Products Inc (Canada)
Term B2 (Extended)
4.510% due 06/28/16 §	4,040,742	4,081,150
Term B3 (Extended)
due 06/28/16 µ	550,000	555,500
Brand Energy & Infrastructure Services Inc
Term 1 (Canadian)
6.250% due 10/23/18 §	178,585	176,743
Term B1
6.250% due 10/16/18 §	744,103	736,430
Brock Holdings III Inc Term B 6.000% due 03/16/17 §	1,382,668	1,391,310
ClientLogic Corp (Extended) 7.097% due 01/30/17 §	2,102,207	2,054,908
Colfax Corp Term B 4.500% due 01/11/19 §	3,667,962	3,706,362
Covanta Energy Corp 4.000% due 03/28/19 §	521,063	528,227
CPM Acquisition Corp (1st Lien) 6.250% due 08/29/17 §	573,563	578,581
DAE Aviation Holdings Inc
Term B
6.250% due 10/29/18 §	754,989	766,313
Term B2
6.250% due 11/02/18 §	342,261	347,395
Delos Aircraft Inc Term 2 4.750% due 04/12/16 §	1,625,000	1,645,313
Ducommun Inc 5.500% due 06/28/17 §	599,145	605,136
DynCorp International LLC Term B 6.250% due 07/07/16 §	688,994	693,874
Edwards Ltd Term B (Cayman) 5.500% due 05/31/16 §	1,310,066	1,313,341
Evergreen International Aviation Inc 11.500% due 06/30/15 § Y	1,080,869	1,059,252
Firth Rixson PLC Term B (United Kingdom) 5.500% due 06/30/17 §	375,000	378,281
Flying Fortress Inc (1st Lien) 5.000% due 06/30/17 §	4,300,000	4,332,250
Generac Power Systems Inc Term B 6.250% due 05/30/18 §	1,795,500	1,841,883
Grede LLC Term B 7.000% due 04/03/17 §	1,258,000	1,264,290
Hamilton Sundstrand Industrial (1st Lien) 5.000% due 12/13/19 §	2,275,000	2,297,952
Husky Injection Molding Systems Ltd Term B (Canada) 5.750% due 06/29/18 §	928,735	942,666
IG Investment Holdings LLC (1st Lien) 6.000% due 10/31/19 §	900,000	902,250
JMC Steel Group Inc 4.750% due 04/03/17 §	859,701	870,447
KAR Auction Services Inc Term B 5.000% due 05/19/17 §	3,619,875	3,658,336
Metaldyne Co LLC Term B 6.000% due 12/18/18 §	1,500,000	1,515,000
Monitronics International Inc Term B 5.500% due 03/23/18 §	1,091,753	1,104,035

	Principal Amount	Value
Nielsen Finance LLC Class B 3.963% due 05/02/16 §	$9,127,004	$9,188,940
Pelican Products Inc (1st Lien) (Delayed Draw) 7.000% due 07/11/18 §	621,875	612,547
Progressive Waste Solutions Ltd Term B (Canada) 3.500% due 10/24/19 §	598,500	604,485
Rexnord Corp Term B 4.500% due 04/02/18 §	4,182,829	4,225,967
Sedgwick CMS Holdings Inc 5.000% due 12/30/16 §	1,486,111	1,489,826
Sensata Technologies Finance Co LLC 3.750% due 05/11/18 §	4,457,125	4,480,030
Sequa Corp Term B 5.250% due 05/29/17 §	1,775,000	1,789,791
Ship U.S. Bidco Inc Term B2 5.250% due 10/15/17 §	989,394	997,433
SumTotal Systems Inc (1st Lien) 6.250% due 10/25/19 §	1,500,000	1,485,000
Swift Transportation Co Inc Term B2 5.000% due 12/21/17 §	2,204,414	2,229,443
Tank Holding Corp Term B 5.500% due 07/09/19 §	1,122,789	1,131,210
TASC Inc Term B 4.500% due 12/18/15 §	1,819,022	1,820,443
Terex Corp Term B 4.500% due 04/28/17 §	913,461	924,422
The Corporate Executive Board Co Term B 5.000% due 07/02/19 §	600,000	604,125
The Hertz Corp
Term B
3.750% due 03/09/18 §	4,445,813	4,448,938
Term B (Add on)
3.750% due 03/11/18 §	2,075,000	2,080,837
The Manitowoc Co Inc Term B 4.250% due 11/13/17 §	177,188	178,738
Tomkins LLC Term B 4.250% due 09/29/16 §	1,916,986	1,932,562
Transdigm Inc
Term B
4.000% due 02/14/17 §	2,793,000	2,815,257
Term B2 (Add on)
4.000% due 02/14/17 §	2,406,047	2,425,382
TriMas Corp Term B 3.750% due 10/10/19 §	947,625	952,363
U.S. Security Holdings Inc
6.000% due 07/28/17 §	785,213	792,084
(Delayed Draw)
6.000% due 07/28/17 §	153,689	155,033
Waupaca Foundry Inc 5.764% due 06/29/17 §	731,367	742,338
WireCo WorldGroup Inc 6.000% due 02/15/17 §	748,125	759,347

		98,430,357

Information Technology - 8.6%

Aeroflex Inc Term B 5.750% due 05/09/18 §	731,832	740,065
Applied Systems Inc (1st Lien) 5.500% due 12/08/16 §	1,748,355	1,763,653
Aspect Software Inc Term B 7.000% due 05/06/16 §	3,769,096	3,806,787
Attachmate Corp (1st Lien) 7.250% due 11/22/17 §	3,489,063	3,527,690
Booz Allen Hamilton Inc Term B 4.500% due 07/31/19 §	947,625	960,063
CCC Information Services Inc due 12/25/19 µ	350,000	351,896
Cinedigm Digital Funding I LLC 5.250% due 04/29/16 §	623,788	626,517

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
CommScope Inc 4.250% due 01/12/18 §	$3,905,438	$3,937,169
CompuCom Systems Inc 6.500% due 10/02/18 §	900,000	905,625
Dealer Computer Services Inc Term B 3.750% due 04/20/18 §	3,109,357	3,130,734
DG FastChannel Inc Term B
due 07/26/18 µ	1,000,000	950,000
5.750% due 07/26/18 §	1,961,357	1,863,289
Eagle Parent Inc 5.000% due 05/16/18 §	3,299,750	3,328,623
EIG Investors Corp (1st Lien) 6.250% due 11/08/19 §	2,325,000	2,330,812
Expert Global Solutions Inc Term B 8.000% due 04/03/18 §	2,500,630	2,514,696
Freescale Semiconductor Inc Term B (Extended) 4.464% due 12/01/16 §	2,057,497	2,023,205
Hyland Software Inc (1st Lien) 5.500% due 10/25/19 §	400,000	401,688
IAP Worldwide Services Inc 10.000% due 12/31/15 §	3,723,915	2,830,176
Infor U.S. Inc Term B2 5.250% due 04/05/18 §	6,492,416	6,564,443
Kronos Inc (1st Lien) 5.500% due 10/25/19 §	1,825,000	1,846,672
Magic Newco LLC (1st Lien) 7.250% due 12/12/18 §	1,670,813	1,686,685
Mercury Payment Systems LLC Term B (Canada) 5.500% due 07/03/17 §	1,260,876	1,275,061
Microsemi Corp 4.000% due 02/02/18 §	1,942,105	1,960,069
NeuStar Inc Term B 5.000% due 11/08/18 §	1,259,063	1,268,113
NXP BV (Netherlands)
Term A2
5.500% due 03/03/17 §	1,333,125	1,362,079
Term B (Incremental)
5.250% due 03/19/19 §	2,059,438	2,080,460
Term C
4.750% due 01/11/20 §	1,050,000	1,056,235
Open Solutions Inc Term B 2.435% due 01/23/14 §	1,488,160	1,415,612
Renaissance Learning Inc Term B 5.750% due 11/13/18 §	648,375	651,617
Rocket Software Inc 5.750% due 02/08/18 §	569,250	571,385
RP Crown Parent LLC (1st Lien) 6.750% due 12/14/18 §	3,000,000	3,000,537
SafeNet Inc Term B 2.712% due 04/12/14 §	113,950	113,808
Semtech Corp Term B 4.250% due 03/20/17 §	522,375	527,925
Serena Software Inc
(Extended)
4.211% due 03/10/16 §	2,269,173	2,276,736
Term B
5.000% due 03/10/16 §	425,000	428,719
Sirius Computer Solutions Inc Term B 8.000% due 11/30/18 §	686,538	692,975
SkillSoft Corp Term B 5.000% due 05/26/17 §	1,318,110	1,331,292
Softlayer Technologies Inc Term B 7.250% due 11/05/16 §	833,000	838,206
Sophia LP Term B 6.250% due 07/19/18 §	1,744,640	1,769,174
Spansion LLC Term B 5.250% due 12/11/18 §	872,756	880,938

	Principal Amount	Value
SS&C Technologies Inc
Term B1
5.000% due 06/07/19 §	$1,199,550	$1,213,421
Term B2
5.000% due 06/07/19 §	124,091	125,022
SunGard Data Systems Inc
Term B
3.866% due 02/26/16 §	3,318,803	3,341,580
Term C
3.963% due 02/28/17 §	2,570,093	2,588,549
VeriFone Inc Term B 4.250% due 12/28/18 §	278,489	279,011
Vertafore Inc 5.250% due 07/29/16 §	1,195,611	1,210,556
Wall Street Systems Inc (1st Lien) 5.750% due 10/24/19 §	1,375,000	1,381,875
Web.com Group Inc Term B 5.500% due 10/27/17 §	3,175,737	3,205,510
Wyle Services Corp Term B 5.000% due 03/27/17 §	532,773	535,284

		83,472,237

Materials - 5.4%

AZ Chem U.S. Inc 7.250% due 12/22/17 §	1,354,625	1,379,008
BWAY Corp Term B 4.500% due 08/07/17 §	2,375,000	2,390,338
Emerald Performance Materials LLC Term B 6.750% due 05/18/18 §	820,875	827,032
Essar Steel Algoma Inc (Canada) 8.750% due 09/19/14 §	1,172,063	1,169,132
Fairmount Minerals Ltd Term B 5.250% due 03/15/17 §	3,643,181	3,637,327
FMG America Finance Inc (Australia) 5.250% due 10/18/17 §	6,384,000	6,448,338
General Chemical Corp 5.002% due 10/06/15 §	692,471	696,799
Harko CV Term B (Netherlands) 4.458% due 08/02/17 §	666,563	674,061
Huntsman International LLC Term B (Extended) 2.757% due 04/19/17 §	2,022,454	2,025,402
Ineos U.S. Finance LLC 6.500% due 05/04/18 §	4,416,625	4,471,144
John Henry Holdings Inc Term B 6.000% due 12/04/18 §	700,000	706,125
Momentive Specialty Chemicals Inc
Term C-1B (Extended)
4.000% due 05/05/15 §	669,440	671,114
Term C-2B (Extended)
4.063% due 05/05/15 §	286,687	287,404
Term C-7B (Extended)
4.063% due 05/05/15 §	3,275,219	3,176,962
Noranda Aluminum Acquisition Corp Term B 5.750% due 02/24/19 §	1,290,250	1,300,733
Novelis Inc (Canada)
4.000% due 03/10/17 §	3,479,008	3,512,928
Term B2 (Incremental)
4.000% due 03/10/17 §	864,063	872,487
OMNOVA Solutions Inc (Extended) 5.500% due 05/31/17 §	661,500	669,769
PQ Corp (1st Lien) 5.250% due 05/08/17 §	1,350,000	1,358,775
Preferred Proppants LLC Term B 7.500% due 12/15/16 §	915,750	851,648
Sealed Air Corp 4.000% due 10/03/18 §	1,530,625	1,554,700
Summit Materials Cos I LLC Term B 6.000% due 01/30/19 §	620,313	626,322
SunCoke Energy Inc Term B 4.000% due 07/26/18 §	640,252	641,853

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Taminco Global Chemical Corp Term B1 5.250% due 02/15/19 §	$496,250	$501,419
TricorBraun Inc Term B 5.503% due 05/03/18 §	798,000	804,318
Trinseo Materials Operating SCA Term B (Luxembourg) 8.000% due 08/02/17 §	2,168,250	2,125,564
Tronox Pigments BV (Netherlands)
(Delayed Draw)
4.250% due 02/08/18 §	223,875	226,184
Term B
4.250% due 02/08/18 §	820,875	830,110
Unifrax Corp 6.500% due 11/28/18 §	743,120	751,790
United Distribution Group Inc 7.500% due 10/09/18 §	1,300,000	1,254,500
Univar Inc Term B 5.000% due 06/30/17 §	3,924,911	3,923,820
Walter Energy Inc Term B 5.750% due 04/02/18 §	2,376,374	2,398,652

		52,765,758

Telecommunication Services - 5.1%

Alaska Communications Systems Holdings Inc Term B 5.500% due 10/21/16 §	978,391	929,471
Atlantic Broadband Finance LLC Term B 4.500% due 11/29/19 §	975,000	985,562
Bragg Communications Inc Term B (Canada) 4.000% due 02/28/18 §	521,063	525,622
Cellular South Inc Term B 4.500% due 07/27/17 §	1,083,500	1,091,626
Cricket Communications Inc 4.750% due 10/10/19 §	550,000	554,469
Genesys Telecom Holdings U.S. Inc Term B 6.750% due 01/31/19 §	794,000	804,917
Intelsat Jackson Holdings Ltd Term B1 (Luxembourg) 4.500% due 04/02/18 §	13,232,500	13,355,377
MetroPCS Wireless Inc Term B3 (Incremental) 4.000% due 03/16/18 §	7,558,813	7,590,310
SBA Finance
3.750% due 06/29/18 §	1,206,625	1,211,150
(Add on)
3.750% due 09/27/19 §	500,000	503,125
Syniverse Holdings Inc 5.000% due 04/23/19 §	2,238,750	2,258,339
Telesat LLC Term B 4.250% due 03/28/19 §	4,900,375	4,943,253
UPC Financing Partnership (Netherlands)
Term AF
4.000% due 01/29/21 §	975,000	974,696
Term T
3.714% due 12/30/16 §	1,456,978	1,451,515
Term X
3.714% due 12/29/17 §	7,000,000	6,994,750
WaveDivision Holdings LLC Term B 5.500% due 08/09/19 §	375,000	379,449
West Corp
Term B4
5.500% due 07/15/16 §	3,873,080	3,932,388
Term B6
5.750% due 06/29/18 §	1,318,375	1,337,327

		49,823,346

Utilities - 2.6%

Calpine Corp
4.500% due 04/02/18 §	4,494,938	4,546,782
Term B2
4.500% due 04/02/18 §	1,231,250	1,245,102
Term B3
4.500% due 10/09/19 §	972,563	983,393

	Principal Amount	Value
Dynegy MidWest Generation LLC 9.250% due 08/04/16 §	$582,386	$607,137
Dynegy Power LLC 9.250% due 08/04/16 §	931,957	976,891
LSP Madison Funding LLC 5.500% due 06/28/19 §	1,260,075	1,280,551
NRG Energy Inc Term B 4.000% due 07/02/18 §	5,713,000	5,782,179
Raven Power Finance LLC Term B 7.250% due 11/15/18 §	600,000	600,000
Texas Competitive Electric Holdings Co LLC (Extended) 4.746% due 10/10/17 §	9,414,018	6,339,334
The AES Corp 4.250% due 06/01/18 §	2,554,313	2,585,329

		24,946,698

Total Senior Loan Notes (Cost $889,126,221)		894,361,922

SHORT-TERM INVESTMENT - 1.1%

Repurchase Agreement - 1.1%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $10,528,046; collateralized by U.S. Treasury Notes: 0.250% due 07/15/15 and value $10,740,000)	10,528,040	10,528,040

Total Short-Term Investment (Cost $10,528,040)		10,528,040

TOTAL INVESTMENTS - 99.2% (Cost $949,839,737)		961,313,266

OTHER ASSETS & LIABILITIES, NET - 0.8%		7,876,711

NET ASSETS - 100.0%		$969,189,977

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	32.2%
Health Care	16.1%
Industrials	10.7%
Information Technology	8.8%
Consumer Staples	6.4%
Materials	5.7%
Telecommunication Services	5.6%
Financials	5.5%
Energy	4.2%
Utilities	2.9%
Short-Term Investment	1.1%

99.2%
Other Assets & Liabilities, Net	0.8%

100.0%

(b)	As of December 31, 2012, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

A-1 (Short-Term Debt only)	1.1%
BBB	3.0%
BB	48.3%
B	40.6%
CCC	2.2%
CC	0.1%
Not Rated	4.7%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Investments with a total aggregate value of $1,622,913 or 0.2% of the portfolio’s net assets were in default as of December 31, 2012.

(e)	Restricted securities as of December 31, 2012 were as follows:

Issuer and Acquisition Date	Cost	Value	Value as a % of Net Assets
Euramax Holdings Inc ‘A’ Acq. 06/29/09	$60,302	$198,954	0.0%
Metro-Goldwyn-Mayer Studios Inc Acq. 12/30/10	4,281,792	6,809,245	0.7%

	$4,342,094	$7,008,199	0.7%

(f)	Pursuant to the terms of the following senior loan agreement, the portfolio had an unfunded loan commitment of $278,571 or less than 0.1% of the net assets as of December 31, 2012, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitment	Value	Unrealized Appreciation
Mission Broadcasting Inc Term B	$278,571	$282,054	$3,483

(g)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$7,008,199	$-	$7,008,199	$-
	Corporate Bonds & Notes	49,415,105	-	49,415,105	-
	Senior Loan Notes	894,361,922	-	891,531,746	2,830,176
	Short-Term Investment	10,528,040	-	10,528,040	-
	Unfunded Loan Commitment	3,483	-	3,483	-

	Total	$961,316,749	$-	$958,486,573	$2,830,176

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments

December 31, 2012

	Principal Amount	Value
CORPORATE BONDS & NOTES - 89.3%

Consumer Discretionary - 18.1%

99 Cents Only Stores 11.000% due 12/15/19	$4,041,000	$4,626,945
Allison Transmission Inc 7.125% due 05/15/19 ~	3,000,000	3,217,500
Beazer Homes USA Inc 8.125% due 06/15/16	4,000,000	4,280,000
9.125% due 06/15/18	2,375,000	2,487,813
Boyd Gaming Corp 9.000% due 07/01/20 ~	3,350,000	3,316,500
Bresnan Broadband Holdings LLC 8.000% due 12/15/18 ~	2,500,000	2,712,500
Brookfield Residential Properties Inc (Canada) 6.500% due 12/15/20 ~	1,200,000	1,236,000
Cablevision Systems Corp 8.625% due 09/15/17	5,000,000	5,856,250
Caesars Entertainment Operating Co Inc 10.000% due 12/15/18	2,000,000	1,335,000
11.250% due 06/01/17	5,500,000	5,919,375
Caesars Operating Escrow LLC 9.000% due 02/15/20 ~	850,000	854,250
CCO Holdings LLC 6.500% due 04/30/21	2,600,000	2,817,750
7.000% due 01/15/19	3,500,000	3,793,125
7.250% due 10/30/17	4,775,000	5,228,625
Cedar Fair LP 9.125% due 08/01/18	5,550,000	6,271,500
Cequel Communications Holdings I LLC 6.375% due 09/15/20 ~	2,200,000	2,301,750
Chrysler Group LLC 8.250% due 06/15/21	4,000,000	4,420,000
CityCenter Holdings LLC 7.625% due 01/15/16	3,100,000	3,332,500
10.750% due 01/15/17	4,492,559	4,674,196
CKE Restaurants Inc 11.375% due 07/15/18	4,930,000	5,694,150
Clear Channel Communications Inc 5.500% due 12/15/16	6,275,000	3,765,000
9.000% due 12/15/19 ~	680,000	625,600
Clear Channel Worldwide Holdings Inc 6.500% due 11/15/22 ~	3,395,000	3,539,287
7.625% due 03/15/20	3,000,000	3,033,750
Dana Holding Corp 6.750% due 02/15/21	6,250,000	6,750,000
DISH DBS Corp 4.625% due 07/15/17	6,000,000	6,285,000
5.875% due 07/15/22	1,000,000	1,080,000
6.750% due 06/01/21	4,000,000	4,580,000
7.875% due 09/01/19	2,000,000	2,380,000
Fiesta Restaurant Group Inc 8.875% due 08/15/16	3,810,000	4,090,987
Great Canadian Gaming Corp (Canada) 6.625% due 07/25/22 ~	CAD 3,925,000	4,108,682
Griffey Intermediate Inc 7.000% due 10/15/20 ~	$3,850,000	3,955,875
Jo-Ann Stores Holdings Inc 9.750% due 10/15/19 ~	2,250,000	2,280,938
Jo-Ann Stores Inc 8.125% due 03/15/19 ~	6,000,000	6,135,000
Landry’s Holdings II Inc 10.250% due 01/01/18 ~	2,700,000	2,700,000
Lennar Corp 4.750% due 11/15/22 ~	3,900,000	3,831,750
Limited Brands Inc 5.625% due 02/15/22	4,250,000	4,643,125
6.625% due 04/01/21	5,000,000	5,750,000

	Principal Amount	Value
Live Nation Entertainment Inc 8.125% due 05/15/18 ~	$3,000,000	$3,247,500
MGM Resorts International 6.625% due 07/15/15	3,000,000	3,232,500
6.625% due 12/15/21	2,100,000	2,102,625
6.750% due 10/01/20 ~	3,850,000	3,941,437
7.625% due 01/15/17	6,000,000	6,450,000
8.625% due 02/01/19 ~	2,000,000	2,240,000
NPC International Inc 10.500% due 01/15/20	3,650,000	4,252,250
Petco Holdings Inc 8.500% due 10/15/17 ~	3,200,000	3,304,000
PVH Corp 4.500% due 12/15/22	3,850,000	3,907,750
Scientific Games Corp 8.125% due 09/15/18	3,000,000	3,315,000
Scientific Games International Inc 6.250% due 09/01/20 ~	1,850,000	1,912,438
ServiceMaster Co 8.000% due 02/15/20	3,000,000	3,142,500
Sinclair Television Group Inc 6.125% due 10/01/22 ~	1,850,000	1,972,563
8.375% due 10/15/18	2,000,000	2,245,000
9.250% due 11/01/17 ~	3,000,000	3,315,000
Sirius XM Radio Inc 5.250% due 08/15/22 ~	875,000	888,125
Six Flags Entertainment Corp 5.250% due 01/15/21 ~	3,150,000	3,157,875
Standard Pacific Corp 8.375% due 05/15/18	6,000,000	6,990,000
8.375% due 01/15/21	3,000,000	3,495,000
The Goodyear Tire & Rubber Co 8.250% due 08/15/20	2,550,000	2,811,375
The Ryland Group Inc 5.375% due 10/01/22	4,300,000	4,412,875
Toys R Us Inc 10.375% due 08/15/17	3,425,000	3,587,687
Toys R Us Property Co II LLC 8.500% due 12/01/17	4,000,000	4,260,000
Unitymedia Hessen GmbH & Co KG (Germany) 5.500% due 01/15/23 ~	1,800,000	1,867,500
7.500% due 03/15/19 ~	2,250,000	2,486,250
Wolverine World Wide Inc 6.125% due 10/15/20 ~	3,850,000	4,061,750
XM Satellite Radio Inc 7.625% due 11/01/18 ~	3,975,000	4,452,000

		234,961,723

Consumer Staples - 3.5%

Del Monte Corp 7.625% due 02/15/19	4,500,000	4,713,750
JBS USA LLC 8.250% due 02/01/20 ~	3,000,000	3,195,000
New Albertsons Inc 7.450% due 08/01/29	2,000,000	1,130,000
Reynolds Group Issuer Inc 5.750% due 10/15/20 ~	5,700,000	5,899,500
7.875% due 08/15/19	1,500,000	1,676,250
8.500% due 05/15/18	7,500,000	7,725,000
9.000% due 04/15/19	4,750,000	4,963,750
Rite Aid Corp 9.250% due 03/15/20	3,500,000	3,745,000
Smithfield Foods Inc 7.750% due 07/01/17	3,000,000	3,510,000
Spectrum Brands Escrow Corp 6.375% due 11/15/20 ~	350,000	368,375

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Spectrum Brands Inc 6.750% due 03/15/20 ~	$3,850,000	$4,138,750
U.S. Foods Inc 8.500% due 06/30/19 ~	3,850,000	3,946,250

		45,011,625

Energy - 15.8%

Access Midstream Partners LP 4.875% due 05/15/23	1,100,000	1,117,875
Alpha Natural Resources Inc 6.000% due 06/01/19	3,000,000	2,775,000
6.250% due 06/01/21	2,000,000	1,840,000
9.750% due 04/15/18	2,650,000	2,875,250
Antero Resources Finance Corp 6.000% due 12/01/20 ~	3,000,000	3,052,500
9.375% due 12/01/17	4,000,000	4,410,000
Arch Coal Inc 7.000% due 06/15/19	2,000,000	1,870,000
7.250% due 06/15/21	6,550,000	6,075,125
9.875% due 06/15/19 ~	2,500,000	2,612,500
Atlas Pipeline Escrow LLC 6.625% due 10/01/20 ~	2,750,000	2,860,000
Basic Energy Services Inc 7.750% due 02/15/19	2,500,000	2,500,000
Bristow Group Inc 6.250% due 10/15/22	2,550,000	2,738,062
Chaparral Energy Inc 7.625% due 11/15/22 ~	5,000,000	5,255,000
8.250% due 09/01/21	1,550,000	1,689,500
Chesapeake Energy Corp 6.625% due 08/15/20	5,000,000	5,387,500
9.500% due 02/15/15	3,128,000	3,550,280
Cimarex Energy Co 5.875% due 05/01/22	4,000,000	4,400,000
Cloud Peak Energy Resources LLC 8.250% due 12/15/17	3,000,000	3,225,000
Concho Resources Inc 5.500% due 10/01/22	1,850,000	1,961,000
7.000% due 01/15/21	3,990,000	4,468,800
CONSOL Energy Inc 8.250% due 04/01/20	4,000,000	4,350,000
Crosstex Energy LP 8.875% due 02/15/18	3,025,000	3,282,125
Drill Rigs Holdings Inc 6.500% due 10/01/17 ~	1,600,000	1,600,000
EP Energy LLC 6.875% due 05/01/19	4,300,000	4,687,000
7.750% due 09/01/22	950,000	1,011,750
9.375% due 05/01/20	1,900,000	2,151,750
EPE Holdings LLC 8.125% due 12/15/17 ~	950,000	944,063
EV Energy Partners LP 8.000% due 04/15/19	4,000,000	4,265,000
Forest Oil Corp 7.500% due 09/15/20 ~	3,000,000	3,165,000
Halcon Resources Corp 8.875% due 05/15/21 ~	2,850,000	3,035,250
Hilcorp Energy I LP 7.625% due 04/15/21 ~	2,000,000	2,190,000
8.000% due 02/15/20 ~	4,000,000	4,400,000
Holly Energy Partners LP 6.500% due 03/01/20 ~	1,300,000	1,397,500
Key Energy Services Inc 6.750% due 03/01/21	4,744,000	4,767,720
6.750% due 03/01/21 ~	1,150,000	1,150,000
Linn Energy LLC 6.250% due 11/01/19 ~	1,900,000	1,919,000
7.750% due 02/01/21	5,500,000	5,885,000
MarkWest Energy Partners LP 6.250% due 06/15/22	3,000,000	3,315,000

	Principal Amount	Value
MEG Energy Corp (Canada) 6.375% due 01/30/23 ~	$1,650,000	$1,728,375
6.500% due 03/15/21 ~	2,500,000	2,643,750
Newfield Exploration Co 5.625% due 07/01/24	850,000	920,125
5.750% due 01/30/22	3,000,000	3,315,000
Northern Tier Energy LLC 7.125% due 11/15/20 ~	2,850,000	2,964,000
Oasis Petroleum Inc 6.500% due 11/01/21	2,000,000	2,135,000
6.875% due 01/15/23	3,000,000	3,232,500
OGX Austria GmbH (Austria) 8.500% due 06/01/18 ~	4,500,000	4,072,500
Oil States International Inc 5.125% due 01/15/23 ~	350,000	355,688
Peabody Energy Corp 6.000% due 11/15/18	2,120,000	2,263,100
6.250% due 11/15/21	1,500,000	1,601,250
Plains Exploration & Production Co 6.500% due 11/15/20	2,950,000	3,281,875
6.750% due 02/01/22	4,500,000	5,073,750
8.625% due 10/15/19	5,000,000	5,712,500
QEP Resources Inc 5.250% due 05/01/23	1,350,000	1,451,250
5.375% due 10/01/22	2,600,000	2,801,500
Regency Energy Partners LP 5.500% due 04/15/23	950,000	1,018,875
6.875% due 12/01/18	3,875,000	4,243,125
Sabine Pass LNG LP 6.500% due 11/01/20 ~	1,500,000	1,533,750
7.500% due 11/30/16	6,500,000	7,198,750
Samson Investment Co 9.750% due 02/15/20 ~	1,850,000	1,965,625
SandRidge Energy Inc 7.500% due 03/15/21	3,350,000	3,601,250
8.000% due 06/01/18 ~	2,000,000	2,130,000
Seadrill Ltd (Bermuda) 5.625% due 09/15/17 ~	3,050,000	3,042,375
SESI LLC 6.375% due 05/01/19	6,500,000	6,987,500
7.125% due 12/15/21	2,000,000	2,235,000
Targa Resources Partners LP 5.250% due 05/01/23 ~	2,850,000	2,964,000
Venoco Inc 11.500% due 10/01/17	3,000,000	3,157,500
WPX Energy Inc 6.000% due 01/15/22	3,000,000	3,247,500

		205,056,963

Financials - 8.7%

A-S Co-Issuer Subsidiary Inc 7.875% due 12/15/20 ~	1,850,000	1,859,250
Ally Financial Inc 4.625% due 06/26/15	2,650,000	2,764,178
5.500% due 02/15/17	2,900,000	3,115,696
6.250% due 12/01/17	2,500,000	2,776,475
7.500% due 09/15/20	3,000,000	3,633,750
American International Group Inc 8.175% due 05/15/68 §	4,800,000	6,276,000
Bank of America Corp 8.000% § ±	3,000,000	3,321,723
CBRE Services Inc 6.625% due 10/15/20	4,500,000	4,944,375
CIT Group Inc 5.250% due 03/15/18	2,950,000	3,171,250
5.375% due 05/15/20	925,000	1,015,188
5.500% due 02/15/19 ~	2,000,000	2,190,000
CNH Capital LLC 6.250% due 11/01/16	4,422,000	4,897,365

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
E*TRADE Financial Corp 6.000% due 11/15/17	$950,000	$976,125
6.375% due 11/15/19	1,000,000	1,030,000
First Data Corp 6.750% due 11/01/20 ~	1,850,000	1,877,750
7.375% due 06/15/19 ~	3,600,000	3,744,000
12.625% due 01/15/21	6,284,000	6,645,330
Host Hotels & Resorts LP REIT 6.000% due 11/01/20	9,475,000	10,469,875
Igloo Holdings Corp 8.250% due 12/15/17 ~	850,000	843,625
Liberty Mutual Group Inc 7.800% due 03/07/87 ~	7,057,000	7,886,197
Lloyds Banking Group PLC (United Kingdom) 6.413% § ± ~	3,000,000	2,655,000
Mattamy Group Corp (Canada) 6.500% due 11/15/20 ~	2,250,000	2,266,875
6.875% due 11/15/20 ~	CAD 1,500,000	1,519,302
Neuberger Berman Group LLC 5.875% due 03/15/22 ~	$5,750,000	6,123,750
Nuveen Investments Inc 9.125% due 10/15/17 ~	4,400,000	4,345,000
9.500% due 10/15/20 ~	1,950,000	1,950,000
Onex USI Aquisition Corp 7.750% due 01/15/21 ~	1,800,000	1,782,000
RBS Capital Trust I 4.709% § ±	3,716,000	2,917,060
RBS Capital Trust II 6.425% § ±	3,000,000	2,640,000
Regions Bank 6.450% due 06/26/37	2,000,000	2,118,080
SL Green Realty Corp REIT 7.750% due 03/15/20	5,500,000	6,843,078
Springleaf Finance Corp 5.400% due 12/01/15	5,000,000	4,750,000

		113,348,297

Health Care - 8.9%

American Renal Associates Holdings Inc 9.750% due 03/01/16	2,329,887	2,469,680
American Renal Holdings Co Inc 8.375% due 05/15/18	2,545,000	2,691,338
Biomet Inc 6.500% due 08/01/20 ~	2,850,000	3,038,813
CDRT Holding Corp 9.250% due 10/01/17 ~	2,850,000	2,921,250
CHS/Community Health Systems Inc 5.125% due 08/15/18	875,000	914,375
7.125% due 07/15/20	1,100,000	1,175,625
8.000% due 11/15/19	5,300,000	5,763,750
ConvaTec Healthcare E SA (Luxembourg) 10.500% due 12/15/18 ~	4,000,000	4,430,000
DaVita HealthCare Partners Inc 5.750% due 08/15/22	2,800,000	2,964,500
6.375% due 11/01/18	4,000,000	4,300,000
DJO Finance LLC 7.750% due 04/15/18	3,250,000	3,144,375
8.750% due 03/15/18 ~	250,000	274,375
9.750% due 10/15/17	2,000,000	1,790,000
9.875% due 04/15/18 ~	1,000,000	1,037,500
Elan Finance PLC (Ireland) 6.250% due 10/15/19 ~	3,800,000	3,990,000
Emergency Medical Services Corp 8.125% due 06/01/19	3,000,000	3,309,375
Fresenius Medical Care U.S. Finance II Inc 5.875% due 01/31/22 ~	4,450,000	4,850,500
Grifols Inc 8.250% due 02/01/18	3,750,000	4,148,437

	Principal Amount	Value
HCA Holdings Inc
6.250% due 02/15/21	$6,650,000	$6,832,875
7.750% due 05/15/21	4,000,000	4,360,000
HCA Inc 5.875% due 03/15/22	3,250,000	3,550,625
7.250% due 09/15/20	8,415,000	9,361,687
HealthSouth Corp 5.750% due 11/01/24	3,350,000	3,425,375
inVentiv Health Inc 9.000% due 01/15/18 ~	2,350,000	2,379,375
MultiPlan Inc 9.875% due 09/01/18 ~	3,500,000	3,920,000
Phibro Animal Health Corp 9.250% due 07/01/18 ~	3,000,000	3,015,000
Prospect Medical Holdings Inc 8.375% due 05/01/19 ~	4,700,000	4,970,250
Tenet Healthcare Corp 4.750% due 06/01/20 ~	3,350,000	3,408,625
6.750% due 02/01/20 ~	1,250,000	1,292,188
8.000% due 08/01/20	1,750,000	1,893,281
9.250% due 02/01/15	3,000,000	3,382,500
Valeant Pharmaceuticals International 6.750% due 10/01/17 ~	4,000,000	4,340,000
Vanguard Health Holding Co II LLC 8.000% due 02/01/18	4,000,000	4,160,000
VPI Escrow Corp 6.375% due 10/15/20 ~	1,950,000	2,101,125

		115,606,799

Industrials - 10.3%

ADS Waste Holdings Inc 8.250% due 10/01/20 ~	4,350,000	4,589,250
Air Lease Corp 4.500% due 01/15/16 ~	3,000,000	3,045,000
5.625% due 04/01/17	7,000,000	7,455,000
Ashtead Capital Inc 6.500% due 07/15/22 ~	2,850,000	3,106,500
Avis Budget Car Rental LLC 8.250% due 01/15/19	7,200,000	7,992,000
9.750% due 03/15/20	2,500,000	2,900,000
AWAS Aviation Capital Ltd (Ireland) 7.000% due 10/17/16 ~	3,070,400	3,254,624
BE Aerospace Inc 5.250% due 04/01/22	1,850,000	1,970,250
6.875% due 10/01/20	4,000,000	4,470,000
Bombardier Inc (Canada) 5.750% due 03/15/22 ~	4,800,000	4,956,000
Clean Harbors Inc 5.125% due 06/01/21 ~	2,850,000	2,964,000
Cleaver-Brooks Inc 8.750% due 12/15/19 ~	350,000	362,250
Continental Airlines Pass-Through Trust ‘B’ 5.500% due 04/29/22	2,450,000	2,560,250
Delta Air Lines Pass-Through Trust ‘A’ 4.750% due 05/07/21	3,050,000	3,263,500
FTI Consulting Inc 6.000% due 11/15/22 ~	850,000	884,000
6.750% due 10/01/20	2,000,000	2,145,000
HD Supply Inc 8.125% due 04/15/19 ~	2,750,000	3,141,875
11.500% due 07/15/20 ~	850,000	959,438
HDTFS Inc 5.875% due 10/15/20 ~	350,000	367,500
6.250% due 10/15/22 ~	250,000	267,500
International Lease Finance Corp 5.875% due 04/01/19	5,000,000	5,291,145
5.875% due 08/15/22	3,000,000	3,180,213
6.250% due 05/15/19	6,500,000	6,955,000
6.750% due 09/01/16 ~	3,400,000	3,833,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Jaguar Holding Co I 9.375% due 10/15/17 ~	$850,000	$896,750
JMC Steel Group Inc 8.250% due 03/15/18 ~	2,500,000	2,625,000
Masco Corp 7.750% due 08/01/29	3,000,000	3,338,523
Nortek Inc 8.500% due 04/15/21	4,000,000	4,460,000
8.500% due 04/15/21 ~	850,000	945,625
Roofing Supply Group LLC 10.000% due 06/01/20 ~	2,950,000	3,318,750
Silver II Borrower (Luxembourg) 7.750% due 12/15/20 ~	600,000	624,000
The Hertz Corp 7.500% due 10/15/18	4,500,000	4,995,000
TransDigm Inc 7.750% due 12/15/18	4,470,000	4,967,287
U.S. Airways Pass-Through Trust ‘A’ 7.125% due 04/22/25	5,660,929	6,368,545
U.S. Airways Pass-Through Trust ‘B’ 6.750% due 12/03/22	850,000	871,250
United Rentals North America Inc 5.750% due 07/15/18 ~	750,000	811,875
7.625% due 04/15/22 ~	750,000	841,875
8.250% due 02/01/21	7,700,000	8,720,250
8.375% due 09/15/20	4,250,000	4,728,125
9.250% due 12/15/19	2,000,000	2,290,000
USG Corp 7.875% due 03/30/20 ~	3,000,000	3,352,500

		134,069,150

Information Technology - 1.5%

Advanced Micro Devices Inc 7.500% due 08/15/22 ~	1,850,000	1,530,875
7.750% due 08/01/20	3,000,000	2,527,500
Alion Science & Technology Corp 10.250% due 02/01/15	4,500,000	2,351,250
CDW LLC 8.500% due 04/01/19	2,500,000	2,718,750
CommScope Inc 8.250% due 01/15/19 ~	2,750,000	3,025,000
Fidelity National Information Services Inc 5.000% due 03/15/22	3,000,000	3,232,500
Freescale Semiconductor Inc 8.050% due 02/01/20	2,500,000	2,500,000
9.250% due 04/15/18 ~	2,000,000	2,195,000

		20,080,875

Materials - 11.1%

AK Steel Corp 8.375% due 04/01/22	3,000,000	2,595,000
Alphabet Holding Co Inc 7.750% due 11/01/17 ~	2,350,000	2,426,375
APERAM (Luxembourg) 7.375% due 04/01/16 ~	4,000,000	3,750,000
ArcelorMittal (Luxembourg) 6.125% due 06/01/18	3,000,000	3,042,858
6.750% due 02/25/22	8,675,000	9,111,379
7.250% due 03/01/41	2,675,000	2,482,761
ARD Finance SA (Luxembourg) 11.125% due 06/01/18 ~	2,361,611	2,493,222
Ardagh Packaging Finance PLC (Ireland) 9.125% due 10/15/20 ~	5,250,000	5,748,750
Berry Plastics Corp 9.500% due 05/15/18	4,150,000	4,585,750
BOE Merger Corp 9.500% due 11/01/17 ~	2,250,000	2,261,250
Boise Cascade LLC 6.375% due 11/01/20 ~	2,150,000	2,219,875

	Principal Amount	Value
Boise Paper Holdings LLC 8.000% due 04/01/20	$4,500,000	$4,995,000
Building Materials Corp of America 6.750% due 05/01/21 ~	2,500,000	2,768,750
6.875% due 08/15/18 ~	6,450,000	6,998,250
Celanese U.S. Holdings LLC 4.625% due 11/15/22	3,850,000	4,052,125
Eldorado Gold Corp (Canada) 6.125% due 12/15/20 ~	4,200,000	4,294,500
FMG Resources August 2006 Property Ltd (Australia) 6.875% due 02/01/18 ~	5,750,000	5,958,437
7.000% due 11/01/15 ~	10,055,000	10,608,025
8.250% due 11/01/19 ~	4,000,000	4,280,000
Hexion U.S. Finance Corp 8.875% due 02/01/18	3,500,000	3,613,750
9.000% due 11/15/20	3,000,000	2,752,500
Ineos Finance PLC (United Kingdom) 7.500% due 05/01/20 ~	850,000	894,625
INEOS Group Holdings SA (Luxembourg) 8.500% due 02/15/16 ~	1,500,000	1,500,000
Longview Fibre Paper & Packaging Inc 8.000% due 06/01/16 ~	3,750,000	3,956,250
Louisiana-Pacific Corp 7.500% due 06/01/20	4,800,000	5,448,000
LyondellBasell Industries NV (Netherlands) 5.000% due 04/15/19	6,500,000	7,215,000
Momentive Performance Materials Inc 8.875% due 10/15/20 ~	2,000,000	2,027,500
New Gold Inc (Canada) 6.250% due 11/15/22 ~	4,440,000	4,617,600
Novelis Inc (Canada) 8.375% due 12/15/17	2,550,000	2,824,125
8.750% due 12/15/20	2,000,000	2,240,000
Rock-Tenn Co 4.450% due 03/01/19 ~	3,720,000	4,015,803
Sappi Papier Holding GmbH (Austria) 7.750% due 07/15/17 ~	1,000,000	1,093,750
8.375% due 06/15/19 ~	3,350,000	3,672,438
Sealed Air Corp 8.375% due 09/15/21 ~	5,000,000	5,737,500
Taminco Acquisition Corp 9.125% due 12/15/17 ~	1,300,000	1,290,250
Tronox Finance LLC 6.375% due 08/15/20 ~	3,850,000	3,902,937
Walter Energy Inc 9.875% due 12/15/20 ~	1,850,000	2,072,000

		143,546,335

Telecommunication Services - 7.2%

Avaya Inc 7.000% due 04/01/19 ~	3,000,000	2,820,000
Clearwire Communications LLC 12.000% due 12/01/15 ~	2,500,000	2,687,500
Cricket Communications Inc 7.750% due 05/15/16	3,000,000	3,191,250
7.750% due 10/15/20	3,200,000	3,280,000
Crown Castle International Corp 5.250% due 01/15/23 ~	4,500,000	4,831,875
Digicel Group Ltd (Bermuda) 8.250% due 09/30/20 ~	1,000,000	1,105,000
Digicel Ltd (Bermuda) 7.000% due 02/15/20 ~	3,161,000	3,413,880
12.000% due 04/01/14 ~	2,500,000	2,731,250
Frontier Communications Corp 7.125% due 01/15/23	2,350,000	2,499,813
8.250% due 04/15/17	3,500,000	4,060,000
Hughes Satellite Systems Corp 7.625% due 06/15/21	7,000,000	7,997,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Intelsat Jackson Holdings SA (Luxembourg) 7.250% due 10/15/20 ~	$1,600,000	$1,744,000
Intelsat Luxembourg SA (Luxembourg) 11.250% due 02/04/17	6,500,000	6,898,125
11.500% due 02/04/17	7,204,101	7,681,373
Level 3 Communications Inc 11.875% due 02/01/19	2,000,000	2,315,000
Level 3 Financing Inc 7.000% due 06/01/20 ~	3,700,000	3,880,375
MetroPCS Wireless Inc 7.875% due 09/01/18	3,000,000	3,262,500
Sprint Capital Corp 6.875% due 11/15/28	6,000,000	6,270,000
Sprint Nextel Corp 6.000% due 11/15/22	7,900,000	8,156,750
7.000% due 03/01/20 ~	2,000,000	2,330,000
9.000% due 11/15/18 ~	2,800,000	3,465,000
Telesat (Canada) 6.000% due 05/15/17 ~	3,750,000	3,956,250
UPCB Finance III Ltd (Cayman) 6.625% due 07/01/20 ~	2,750,000	2,959,687
Windstream Corp 7.500% due 06/01/22	2,000,000	2,130,000

		93,667,128

Utilities - 4.2%

AES Corp 9.750% due 04/15/16	2,500,000	3,000,000
Calpine Corp 7.500% due 02/15/21 ~	4,725,000	5,244,750
7.875% due 01/15/23 ~	2,925,000	3,319,875
CMS Energy Corp 6.250% due 02/01/20	3,000,000	3,515,880
Edison Mission Energy 7.200% due 05/15/19 Y	4,000,000	2,140,000
7.750% due 06/15/16 Y	2,000,000	1,070,000
Energy Future Intermediate Holding Co LLC 11.750% due 03/01/22 ~	4,000,000	4,460,000
GenOn Americas Generation LLC 9.125% due 05/01/31	2,000,000	2,210,000
GenOn Energy Inc 7.875% due 06/15/17	2,000,000	2,220,000
9.875% due 10/15/20	2,050,000	2,378,000
Ipalco Enterprises Inc 7.250% due 04/01/16 ~	2,450,000	2,750,125
NRG Energy Inc 6.625% due 03/15/23 ~	1,000,000	1,075,000
7.625% due 01/15/18	7,250,000	8,083,750
7.875% due 05/15/21	2,000,000	2,230,000
Puget Energy Inc 5.625% due 07/15/22	2,350,000	2,537,772
Texas Competitive Electric Holdings Co LLC 10.250% due 11/01/15	6,059,000	1,802,552
15.000% due 04/01/21	2,000,000	690,000
Wind Acquisition Holdings Finance SA (Luxembourg) 12.250% due 07/15/17 ~	6,161,194	6,315,224

		55,042,928

Total Corporate Bonds & Notes (Cost $1,096,582,838)		1,160,391,823

CONVERTIBLE CORPORATE BONDS & NOTES - 0.5%

Energy - 0.2%

Peabody Energy Corp 4.750% due 12/15/66	3,000,000	2,904,375

	Principal Amount	Value
Telecommunication Services - 0.3%

Clearwire Communications LLC 8.250% due 12/01/40 ~	$3,500,000	$3,871,875

Total Convertible Corporate Bonds & Notes (Cost $6,386,136)		6,776,250

SENIOR LOAN NOTES - 6.2%

Consumer Discretionary - 2.7%

99 Cents Only Stores 5.250% due 01/11/19 §	2,487,469	2,518,997
Acosta Inc Term D 5.000% due 03/02/18 §	1,246,875	1,259,344
Caesars Entertainment Operating Co Term B6 (Extended) 5.460% due 01/26/18 §	1,500,000	1,343,625
Cequel Communications LLC Term B 4.000% due 02/14/19 §	1,985,000	1,997,130
Clear Channel Communications Inc Term B 3.862% due 01/29/16 §	2,272,798	1,889,263
ClubCorp Club Operations Inc Term B 5.000% due 11/30/16 §	1,984,810	2,014,582
Evergreen Acqisition Co 1 LP 5.000% due 07/09/19 §	1,990,013	2,000,586
Lord & Taylor Holdings LLC Term B 5.750% due 01/11/19 §	1,200,803	1,213,749
Petco Animal Supplies Inc 4.500% due 11/24/17 §	3,583,838	3,614,878
Regent Seven Seas Cruises Inc Term B 6.250% due 12/21/18 §	987,500	1,002,313
SeaWorld Parks & Entertainment Inc Term B 4.000% due 08/17/17 §	3,860,326	3,895,296
Serta Simmons Holdings LLC 5.000% due 10/01/19 §	2,000,000	2,005,694
Six Flags Theme Parks Inc Term B 4.000% due 12/20/18 §	2,030,887	2,043,760
The Neiman Marcus Group Inc (Extended) 4.750% due 05/16/18 §	4,000,000	4,012,776
Wendy’s International Inc Term B 4.750% due 05/15/19 §	3,990,000	4,035,602

		34,847,595

Consumer Staples - 0.6%

BJ’s Wholesale Club Inc (1st Lien) 5.750% due 09/26/19 §	1,000,000	1,015,179
Sprouts Farmers Markets Holdings LLC 6.000% due 04/18/18 §	3,451,093	3,489,918
(Incremental)
6.000% due 04/18/18 §	995,000	1,006,193
SUPERVALU Inc Term B 8.000% due 08/30/18 §	2,487,500	2,530,514

		8,041,804

Energy - 0.2%

Chesapeake Energy Corp 5.750% due 12/01/17 §	2,000,000	2,006,388
Samson Investment Co (2nd Lien) 6.000% due 09/25/18 §	1,000,000	1,010,625

		3,017,013

Financials - 0.7%

First Data Corp (Add on)
5.211% due 09/24/18 §	1,000,000	983,125
Term B (Extended)
4.211% due 03/23/18 §	2,000,000	1,909,306

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Nuveen Investments Inc
due 05/13/17 µ	$2,000,000	$2,010,000
(Extended) (1st Lien)
5.811% due 05/13/17 §	2,000,000	2,010,000
Realogy Corp (Extended)
4.461% due 10/10/16 §	2,317,729	2,327,869
(Extended) (Letter of Credit)
4.464% due 10/10/16 §	167,651	168,384

		9,408,684

Health Care - 1.2%

Bausch & Lomb Inc Term B 5.250% due 05/17/19 §	3,980,000	4,021,221
Hologic Inc Term B 4.500% due 08/01/19 §	2,992,500	3,032,087
Par Pharmaceutical Cos Inc Term B 5.000% due 09/30/19 §	2,992,500	2,996,552
Pharmaceutical Product Development Inc Term B 6.250% due 12/05/18 §	1,984,962	2,019,080
U.S. Renal Care Inc (1st Lien) 6.250% due 07/02/19 §	2,985,000	3,029,775

		15,098,715

Telecommunication Services - 0.6%

Intelsat Jackson Holdings SA (Luxembourg) Tranche B 4.500% due 04/02/18 §	3,959,900	3,996,671
Level 3 Financing Inc Term B 5.250% due 08/01/19 §	1,000,000	1,011,094
Telesat LLC Term B 4.250% due 03/28/19 §	1,990,000	2,007,413

		7,015,178

Utilities - 0.2%

Texas Competitive Electric Holdings Co LLC (Extended) 4.746% due 10/10/17 §	3,797,685	2,557,335

Total Senior Loan Notes (Cost $79,576,327)		79,986,324

SHORT-TERM INVESTMENT - 2.5%

Repurchase Agreement - 2.5%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $32,937,503; collateralized by U.S. Treasury Notes: 0.250% due 07/15/15 and value $33,600,000)	32,937,485	32,937,485

Total Short-Term Investment (Cost $32,937,485)		32,937,485

TOTAL INVESTMENTS - 98.5% (Cost $1,215,482,786)		1,280,091,882

OTHER ASSETS & LIABILITIES, NET - 1.5%		19,028,713

NET ASSETS - 100.0%		$1,299,120,595

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	20.8%
Energy	16.2%
Materials	11.1%
Industrials	10.3%
Health Care	10.1%
Financials	9.4%
Telecommunication Services	8.1%
Utilities	4.4%
Consumer Staples	4.1%
Short-Term Investment	2.5%
Information Technology	1.5%

98.5%
Other Assets & Liabilities, Net	1.5%

100.0%

(b)	As of December 31, 2012, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

A-1 (Short-Term Debt only)	2.6%
A	0.3%
BBB	5.5%
BB	33.0%
B	40.3%
CCC	11.2%
CC	3.1%
C	0.1%
D	0.4%
Not Rated	3.5%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Investments with a total aggregate value of $3,210,000 or 0.2% of the net assets were in default as of December 31, 2012.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(e)	Swap agreements outstanding as of December 31, 2012 were as follows:

Credit Default Swaps on Credit Indices - Sell Protection (1)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation
OTC - Dow Jones CDX HY19 5Y	5.000%	12/20/17	JPM	$10,000,000	$72,986	$53,125	$19,861

Total Swap Agreements					$72,986	$53,125	$19,861

(1)	If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and is a representation of the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the year end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$1,160,391,823	$-	$1,147,328,278	$13,063,545
	Convertible Corporate Bonds & Notes	6,776,250	-	6,776,250	-
	Senior Loan Notes	79,986,324	-	79,986,324	-
	Short-Term Investment	32,937,485	-	32,937,485	-
	Derivatives:
	Credit Contracts
	Swaps	72,986	-	72,986	-

	Total	$1,280,164,868	$-	$1,267,101,323	$13,063,545

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended December 31, 2012:

Corporate Bonds & Notes
Value, Beginning of Year	$-
Purchases	6,447,063
Sales	-
Accrued Discounts (Premiums)	(2,009)
Net Realized Gains (Losses)	-
Change in Net Unrealized Appreciation	249,946
Transfers In	6,368,545
Transfers Out	-

Value, End of Year	$13,063,545

Change in Net Unrealized Appreciation on Level 3 Investments Held at the End of Year, if Applicable	$249,946

The significant unobservable inputs were provided by a vendor-priced single broker quote.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.2%

Financials - 0.2%

Wells Fargo & Co 7.500%	3,200	$3,920,000

Total Convertible Preferred Stocks (Cost $3,200,000)		3,920,000

	Principal Amount

CORPORATE BONDS & NOTES - 14.9%

Consumer Discretionary - 0.8%

Centex Corp 5.700% due 05/15/14	$3,500,000	3,692,500
DISH DBS Corp 7.000% due 10/01/13	9,000,000	9,382,500

		13,075,000

Energy - 0.6%

AK Transneft OJSC (Ireland) 7.700% due 08/07/13 ~	7,500,000	7,821,037
Gazprom OAO (Luxembourg) 7.343% due 04/11/13 ~	1,200,000	1,220,520

		9,041,557

Financials - 12.4%

Ally Financial Inc 3.510% due 02/11/14 §	13,000,000	13,281,060
3.709% due 06/20/14 §	11,700,000	12,027,249
American International Group Inc 8.625% due 05/22/68 § ~	GBP 650,000	1,291,777
ANZ New Zealand International Ltd (New Zealand) 0.751% due 08/19/14 § ~	$10,000,000	10,044,020
Bank of Nova Scotia (Canada) 0.510% due 03/27/14	1,100,000	1,100,067
BPCE SA (France) 2.375% due 10/04/13 ~	9,862,000	9,967,425
Citigroup Inc 2.310% due 08/13/13 §	3,512,000	3,546,263
Commonwealth Bank of Australia (Australia) 0.588% due 09/17/14 § ~	8,100,000	8,130,837
0.763% due 07/12/13 § ~	54,400,000	54,526,861
0.810% due 06/25/14 § ~	18,500,000	18,642,117
Dexia Credit Local SA (France) 0.793% due 04/29/14 § ~	28,400,000	28,026,665
Eksportfinans ASA (Norway) 2.375% due 05/25/16	1,800,000	1,718,147
HCP Inc REIT 6.700% due 01/30/18	3,000,000	3,620,976
ICICI Bank Ltd (India) 2.062% due 02/24/14 § ~	1,300,000	1,278,942
ING Bank Australia Ltd (Australia) 3.790% due 06/24/14 §	AUD 2,000,000	2,088,983
Lehman Brothers Holdings Inc 1.000% due 09/27/27 Y	$1,700,000	401,625
Marsh & McLennan Cos Inc 5.750% due 09/15/15	1,092,000	1,224,865
Merrill Lynch & Co Inc 5.450% due 02/05/13	9,000,000	9,039,285
Morgan Stanley 0.520% due 03/01/13 §	EUR 600,000	792,090

	Principal Amount	Value
SLM Corp 3.991% due 03/17/14 ^ §	$1,535,000	$1,539,728
4.041% due 02/01/14 ^ §	1,055,000	1,063,851
4.111% due 01/31/14 ^ §	2,472,000	2,489,551
4.116% due 11/21/13 ^ §	300,000	302,841
4.441% due 12/15/13 ^ §	200,000	200,598
Westpac Banking Corp (Australia) 3.585% due 08/14/14 ~	12,300,000	12,900,154

		199,245,977

Health Care - 0.0%

Cardinal Health Inc 6.000% due 06/15/17	250,000	289,725

Industrials - 0.5%

Con-way Inc 7.250% due 01/15/18	4,000,000	4,636,864
International Lease Finance Corp 5.625% due 09/20/13	2,630,000	2,705,612

		7,342,476

Materials - 0.6%

Rexam PLC (United Kingdom) 6.750% due 06/01/13 ~	4,200,000	4,292,434
Temple-Inland Inc 6.625% due 01/15/18	4,000,000	4,809,556

		9,101,990

Utilities - 0.0%

Indianapolis Power & Light Co 6.300% due 07/01/13 ~	500,000	513,814

Total Corporate Bonds & Notes (Cost $232,703,292)		238,610,539

SENIOR LOAN NOTES - 0.2%

Telecommunication Services - 0.2%

Vodafone Americas Finance 2 6.875% due 08/11/15 §	2,768,819	2,838,039

Total Senior Loan Notes (Cost $2,759,944)		2,838,039

MORTGAGE-BACKED SECURITIES - 9.9%

Collateralized Mortgage Obligations - Commercial - 1.0%

Banc of America Commercial Mortgage Trust 0.383% due 06/10/49 " § ~	182,836	182,869
5.685% due 06/10/49 " §	182,836	182,809
Banc of America Re-REMIC Trust 5.623% due 06/24/50 " § ~	1,600,000	1,817,320
5.634% due 02/17/51 " § ~	1,700,000	1,963,789
Credit Suisse Mortgage Capital Certificates 5.467% due 09/18/39 " § ~	6,900,000	7,878,808
GS Mortgage Securities Corp II 1.103% due 03/06/20 " § ~	466,693	467,157
1.260% due 03/06/20 " § ~	2,500,000	2,503,508
JP Morgan Chase Commercial Mortgage Securities Corp 4.654% due 01/12/37 "	241,948	245,419
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.700% due 09/12/49 "	700,000	824,391

		16,066,070

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Collateralized Mortgage Obligations - Residential - 8.5%

Arran Residential Mortgages Funding PLC (United Kingdom) 1.391% due 05/16/47 " § ~	EUR 91,522	$120,970
Banc of America Funding Corp 5.621% due 01/20/47 " §	$2,546,853	1,861,744
Banc of America Mortgage Trust 3.111% due 06/25/35 " §	870,989	804,136
3.123% due 08/25/35 " §	723,331	681,627
4.920% due 11/25/34 " §	148,484	147,416
Bear Stearns Adjustable Rate Mortgage Trust 2.240% due 08/25/35 " §	1,235,237	1,247,094
2.909% due 03/25/35 " §	1,711,501	1,532,820
2.972% due 01/25/35 " §	790,827	784,381
Bear Stearns Structured Products Inc Trust 2.797% due 01/26/36 " §	15,216,639	10,060,417
2.829% due 12/26/46 " §	6,565,493	3,647,551
CC Funding Corp 0.340% due 05/25/48 " § ~	212,439	142,983
Chase Mortgage Finance Corp 3.006% due 02/25/37 " §	300,130	299,090
Chaseflex Trust 6.000% due 02/25/37 "	802,506	660,688
Citigroup Mortgage Loan Trust Inc 0.280% due 01/25/37 " § ~	589,093	329,315
2.270% due 09/25/35 " §	1,374,873	1,366,115
2.340% due 09/25/35 " §	1,230,862	1,214,292
2.600% due 05/25/35 " §	189,988	187,032
2.689% due 08/25/35 " §	1,798,394	974,831
3.091% due 09/25/37 " § Y	144,513	109,845
Countrywide Alternative Loan Trust 0.420% due 07/25/46 " §	2,054,355	1,536,506
0.490% due 12/25/35 " §	119,367	93,765
5.500% due 06/25/35 "	2,200,000	1,957,319
6.000% due 01/25/37 " Y	1,684,632	1,370,802
Countrywide Home Loan Mortgage Pass-Through Trust 0.530% due 03/25/35 " §	151,916	100,479
0.550% due 06/25/35 " § ~	1,174,408	1,008,947
2.924% due 11/19/33 " §	167,469	168,271
3.026% due 08/25/34 " §	89,819	78,434
Deutsche ALT-A Securities Inc Alternate Loan Trust 0.310% due 10/25/36 " §	90,753	39,989
Fannie Mae 0.268% due 12/25/36 " §	379,104	362,435
0.270% due 07/25/37 " §	3,228,183	3,103,415
0.360% due 08/25/34 " §	612,092	604,882
0.560% due 07/25/37 - 05/25/42 " §	471,734	473,968
2.713% due 05/25/35 " §	2,546,044	2,702,601
Freddie Mac 0.439% due 02/15/19 " §	10,154,876	10,184,178
0.559% due 12/15/30 " §	12,525	12,526
0.659% due 09/15/42 " §	5,465,381	5,484,069
Freddie Mac Structured Pass-Through Securities 1.360% due 02/25/45 " §	4,064,064	3,936,487
Granite Mortgages PLC (United Kingdom) 0.898% due 09/20/44 " § ~	GBP 1,795,999	2,881,334
Greenpoint Mortgage Funding Trust 0.430% due 06/25/45 " §	$1,503,843	1,206,251
0.480% due 11/25/45 " §	744,533	543,949
GSMPS Mortgage Loan Trust 7.000% due 06/25/43 " ~	532,212	540,447
GSR Mortgage Loan Trust 3.004% due 01/25/35 " §	1,274,176	1,257,141
Harborview Mortgage Loan Trust 0.490% due 02/19/36 " §	281,500	188,860

	Principal Amount	Value
Holmes Master Issuer PLC (United Kingdom) 1.560% due 10/15/54 " § ~	EUR 25,300,000	$33,773,919
Impac CMB Trust 1.210% due 07/25/33 " §	$334,250	300,117
Imperial Savings Association 7.034% due 02/25/18 " §	882	908
Indymac Index Mortgage Loan Trust 0.420% due 05/25/46 " §	1,334,463	994,068
0.450% due 07/25/35 " §	557,324	457,255
2.651% due 12/25/34 " §	1,999,800	1,774,121
JPMorgan Mortgage Trust 2.536% due 07/27/37 " § ~	1,566,090	1,270,456
3.026% due 08/25/35 " §	989,284	886,250
3.048% due 07/25/35 " §	939,458	959,197
3.105% due 08/25/35 " §	1,302,844	1,297,335
5.319% due 09/25/35 " §	316,602	309,278
MASTR Adjustable Rate Mortgages Trust 2.630% due 11/21/34 " §	168,963	169,363
Mellon Residential Funding Corp 0.649% due 12/15/30 " §	609,852	609,332
0.909% due 11/15/31 " §	900,743	889,142
Merrill Lynch Mortgage Investors Inc 5.079% due 12/25/35 " §	601,410	555,962
Merrill Lynch Mortgage Investors Trust 0.460% due 11/25/35 " §	1,033,342	969,323
3.115% due 06/25/37 " §	1,275,618	1,225,721
NCUA Guaranteed Notes Trust 0.658% due 10/07/20 " §	8,032,752	8,062,875
RALI Trust 0.510% due 08/25/35 " §	606,876	447,862
Ryland Mortgage Securities Corp 5.782% due 10/01/27 " §	20,641	17,112
Securitized Asset Sales Inc 0.742% due 11/26/23 " §	12,618	12,949
Sequoia Mortgage Trust 0.910% due 10/19/26 " §	526,816	526,670
Structured Adjustable Rate Mortgage Loan Trust 1.572% due 01/25/35 " §	548,805	390,474
2.775% due 02/25/34 " §	196,960	199,930
2.797% due 08/25/35 " §	1,258,962	1,147,861
Structured Asset Mortgage Investments Inc 0.340% due 03/25/37 " §	173,444	117,385
0.430% due 05/25/36 " §	1,136,155	752,578
0.460% due 07/19/35 " §	1,202,234	1,046,658
0.490% due 02/25/36 " §	1,310,812	883,586
0.870% due 10/19/34 " §	604,693	594,648
Structured Asset Securities Corp 2.555% due 01/25/32 " §	15,406	13,264
2.859% due 10/28/35 " § ~	372,090	344,306
Swan Trust (Australia) 4.402% due 04/25/41 " §	AUD 886,208	925,701
WaMu Mortgage Pass-Through Certificates 0.470% due 11/25/45 " §	$830,970	775,152
0.936% due 05/25/47 " §	1,954,015	1,610,851
1.160% due 02/25/46 " §	768,937	706,834
1.365% due 11/25/42 " §	102,646	98,624
2.454% due 06/25/33 " §	1,339,573	1,373,547
2.511% due 11/25/46 " §	510,030	461,542
5.324% due 08/25/35 " §	707,699	695,111
Wells Fargo Mortgage-Backed Securities Trust 2.624% due 12/25/34 " §	1,049,776	1,049,530
2.626% due 09/25/34 " §	508,059	527,628
2.696% due 11/25/34 " §	395,548	398,696
5.575% due 04/25/36 " §	715,887	709,515

		136,342,038

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Fannie Mae - 0.3%

1.360% due 11/01/42 - 10/01/44 " §	$595,820	$608,272
2.148% due 02/01/36 " §	98,229	99,701
2.195% due 01/01/25 " §	61,297	61,799
2.280% due 12/01/22 " §	19,056	20,334
2.379% due 12/01/34 " §	185,877	195,167
2.454% due 11/01/35 " §	168,935	177,612
2.479% due 10/01/35 " §	287,555	306,849
2.494% due 08/01/17 " §	250,014	256,757
2.638% due 05/01/35 " §	66,536	70,991
2.735% due 03/01/35 " §	69,189	69,903
2.769% due 03/01/35 " §	633,448	675,622
2.830% due 03/01/35 " §	45,653	47,107
3.063% due 09/01/35 " §	283,937	303,052
3.120% due 04/01/35 " §	776,121	818,917
3.340% due 03/01/18 " §	118,546	124,685
3.500% due 07/01/26 " §	10,297	10,315
4.998% due 08/01/24 " §	14,667	14,878
5.328% due 11/01/35 " §	524,840	566,119
5.337% due 01/01/36 " §	511,105	550,670
5.496% due 03/01/36 " §	336,755	364,094

		5,342,844

Freddie Mac - 0.1%

2.367% due 01/01/34 " §	444,581	473,535
2.856% due 08/01/35 " §	30,582	32,605
5.083% due 10/01/35 " §	289,331	310,174
5.683% due 03/01/36 " §	278,077	302,224

		1,118,538

Government National Mortgage Association - 0.0%

1.625% due 11/20/26 " §	19,144	19,755
1.750% due 09/20/22 - 07/20/25 " §	116,903	121,634
2.000% due 10/20/24 - 01/20/27 " §	101,101	105,114
2.500% due 02/20/25 " §	25,899	26,994

		273,497

Total Mortgage-Backed Securities (Cost $167,153,849)		159,142,987

ASSET-BACKED SECURITIES - 2.0%

Alzette European SA CLO (Luxembourg) 0.628% due 12/15/20 " § ~	939,534	929,630
AMMC VI Ltd CLO (Cayman) 0.537% due 05/03/18 " § ~	417,023	413,670
Amortizing Residential Collateral Trust 0.790% due 07/25/32 " §	125,612	108,730
Aquilae PLC CLO (Ireland) 1.007% due 01/17/23 " § ~	EUR 473,248	604,880
Asset-Backed Securities Corp Home Equity 0.290% due 05/25/37 " §	$124,116	101,668
Bear Stearns Asset-Backed Securities Trust 0.280% due 12/25/36 " §	177,050	172,172
0.320% due 11/25/36 " §	1,080,787	682,488
0.870% due 10/25/32 " §	55,610	51,496
1.210% due 10/25/37 " §	2,259,528	1,820,140
Citigroup Mortgage Loan Trust Inc 0.290% due 01/25/37 " §	655,597	321,235
Conseco Finance Securitizations Corp 6.681% due 12/01/33 " §	104,440	108,768
Countrywide Asset-Backed Certificates 0.400% due 06/25/36 " §	700,658	676,789
0.460% due 04/25/36 " §	459,906	443,101
Credit-Based Asset Servicing & Securitization LLC 0.280% due 01/25/37 " §	293,409	102,699
Duane Street I Ltd CLO (Cayman) 0.562% due 11/08/17 " § ~	1,302,608	1,293,864
Equity One ABS Inc 0.510% due 04/25/34 " §	491,370	384,455

	Principal Amount	Value
First Franklin Mortgage Loan Trust 0.950% due 12/25/34 " §	$5,477	$5,480
Freddie Mac Structured Pass-Through Securities 0.470% due 08/25/31 " §	233,590	228,614
Harbourmaster Ltd CLO (Netherlands) 0.443% due 06/15/20 " § ~	EUR 452,364	583,798
Harvest SA CLO (Luxembourg) 0.936% due 03/29/17 " § ~	355,877	467,069
Home Equity Asset Trust 0.270% due 05/25/37 " §	$88,234	87,523
HSBC Home Equity Loan Trust 0.521% due 01/20/35 " §	360,816	348,985
HSI Asset Securitization Corp Trust 0.260% due 10/25/36 " §	22,393	9,236
JPMorgan Mortgage Acquisition Corp 0.270% due 03/25/47 " §	99,467	92,106
LCM V Ltd CDO (Cayman) 0.540% due 03/21/19 " § ~	1,400,000	1,355,719
Magnolia Funding Ltd (United Kingdom) 3.000% due 04/20/17 " ~	EUR 406,764	537,357
Morgan Stanley IXIS Real Estate Capital Trust 0.260% due 11/25/36 " §	$2,227	942
Nautique Funding Ltd CDO (Cayman) 0.590% due 04/15/20 " § ~	962,297	926,169
Navigare Funding I Ltd CLO (Cayman) 0.572% due 05/20/19 " § ~	710,185	701,693
New Century Home Equity Loan Trust 0.390% due 05/25/36 " §	999,864	603,802
NYLIM Flatiron Ltd CLO (Cayman) 0.532% due 08/08/20 " § ~	1,300,000	1,263,789
Park Place Securities Inc 0.470% due 09/25/35 " §	107,892	104,689
Penta SA CLO (Luxembourg) 0.564% due 06/04/24 " § ~	EUR 4,841,537	6,007,608
Popular ABS Mortgage Pass-Through Trust 0.300% due 06/25/47 " §	$2,040,293	1,774,784
Renaissance Home Equity Loan Trust 0.970% due 12/25/32 " §	217,275	150,388
Securitized Asset-Backed Receivables LLC 0.250% due 01/25/37 " §	111,475	103,720
SLC Student Loan Trust 0.420% due 08/15/19 " §	31,633	31,636
SLM Student Loan Trust 0.453% due 09/15/21 " § ~	EUR 606,528	797,039
Small Business Administration Participation Certificates 5.290% due 12/01/27 "	$3,981,041	4,562,076
Soundview Home Equity Loan Trust 0.270% due 11/25/36 " § ~	193,008	67,495
Specialty Underwriting & Residential Finance 0.270% due 01/25/38 " §	39,534	37,935
Structured Asset Securities Corp 1.714% due 04/25/35 " §	1,828,115	1,762,452
Wood Street BV CLO (Netherlands) 0.696% due 03/29/21 " § ~	EUR 1,219,773	1,575,035

Total Asset-Backed Securities (Cost $34,009,781)		32,402,924

U.S. GOVERNMENT AGENCY ISSUES - 2.1%

Fannie Mae 2.600% due 05/02/22	$3,010,000	3,024,147
2.700% due 03/28/22	18,200,000	18,288,216
Freddie Mac 2.000% due 03/14/19	12,465,000	12,502,881

Total U.S. Government Agency Issues (Cost $33,748,784)		33,815,244

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 89.0%

U.S. Treasury Inflation Protected Securities - 89.0%

0.125% due 04/15/16 ^ ‡	$68,852,286	$72,520,805
0.125% due 04/15/17 ^ ‡	63,245,124	67,746,406
0.125% due 01/15/22 ^	4,190,323	4,551,412
0.125% due 07/15/22 ^	118,405,564	128,477,746
0.500% due 04/15/15 ^	26,252,911	27,407,134
0.625% due 07/15/21 ^	144,534,870	164,287,618
0.750% due 02/15/42 ^	8,567,813	9,391,415
1.125% due 01/15/21 ^	27,758,063	32,611,393
1.250% due 04/15/14 ^	2,884,349	2,975,393
1.250% due 07/15/20 ^	48,344,191	57,385,482
1.375% due 07/15/18 ^	3,160,925	3,682,397
1.375% due 01/15/20 ^	17,717,496	21,009,314
1.625% due 01/15/15 ^	45,486,053	48,343,041
1.625% due 01/15/18 ^	88,334	102,488
1.750% due 01/15/28 ^ ‡	22,646,527	29,330,785
1.875% due 07/15/13 ^	28,655,238	29,129,732
1.875% due 07/15/15 ^	4,281,300	4,669,293
1.875% due 07/15/19 ^	8,020,869	9,766,078
2.000% due 07/15/14 ^ ‡	32,765,706	34,588,298
2.000% due 01/15/16 ^	61,683,223	68,431,354
2.000% due 01/15/26 ^ ‡	169,183,284	221,966,279
2.125% due 01/15/19 ^	15,615,764	18,969,775
2.125% due 02/15/40 ^	13,870,181	20,333,907
2.375% due 01/15/25 ^	62,880,703	84,903,663
2.375% due 01/15/27 ^ ‡	88,345,905	121,845,224
2.500% due 01/15/29 ^	1,120,506	1,597,773
2.625% due 07/15/17 ^	5,022,495	6,021,108
3.375% due 04/15/32 ^	964,375	1,590,391
3.625% due 04/15/28 ^	14,302	22,700
3.875% due 04/15/29 ^	81,904,964	135,780,083

		1,429,438,487

U.S. Treasury Notes - 0.0%

0.750% due 12/15/13	11,000	11,060

Total U.S. Treasury Obligations (Cost $1,365,773,780)		1,429,449,547

FOREIGN GOVERNMENT BONDS & NOTES - 7.0%

Australia Government Bond (Australia) 4.000% due 08/20/20 ^	AUD 6,200,000	12,422,534
Canadian Government Bond (Canada) 1.500% due 12/01/44 ^	CAD 5,993,417	7,968,346
3.000% due 12/01/36 ^	3,677,964	6,028,725
4.250% due 12/01/21 ^	882,504	1,250,384
Italy Buoni Poliennali del Tesoro (Italy) 2.100% due 09/15/16 ^	EUR 13,156,276	17,653,212
2.100% due 09/15/17 ^	2,418,885	3,232,081
2.100% due 09/15/21 ^	6,657,188	8,353,954
New South Wales Treasury Corp (Australia) 2.500% due 11/20/35 ^	AUD 1,100,000	1,363,363
2.750% due 11/20/25 ^	14,400,000	19,499,921
United Kingdom Gilt Inflation-Linked (United Kingdom) 0.125% due 03/22/24 ^	GBP 8,002,147	14,162,245
1.250% due 11/22/32 ^	452,360	938,100
1.875% due 11/22/22 ^	5,611,800	11,738,440
2.500% due 07/26/16 ^ ~	1,300,000	7,259,210

Total Foreign Government Bonds & Notes (Cost $98,544,023)		111,870,515

	Principal Amount	Value
PURCHASED OPTIONS - 0.0%
(See Note (i) in Notes to Schedule of Investments) (Cost $401,715)		$150,279

SHORT-TERM INVESTMENTS - 37.8%

Commercial Paper - 2.0%

Abbey National (United Kingdom) 1.019% due 04/03/13	$5,400,000	5,393,499
Banco Bilbao Vizcaya Argentaria SA (United Kingdom) 3.120% due 10/21/13	4,100,000	4,035,102
Santander SA (Spain) 2.200% due 04/02/13	8,600,000	8,575,781
Standard Chartered Bank (United Kingdom) 0.950% due 10/01/13	14,100,000	14,039,598

		32,043,980

Foreign Government Issues - 9.0%

Italy Buoni Ordinari del Tesoro BOT (Italy) 1.716% due 09/13/13	EUR 5,550,000	7,268,125
1.741% due 09/13/13	5,550,000	7,268,125
Japan Treasury Discount Bills (Japan) 0.099% due 02/04/13	JPY 10,590,000,000	122,225,690
0.100% due 02/12/13	670,000,000	7,732,709

		144,494,649

U.S. Treasury Bills - 0.2%

0.124% due 03/14/13 ‡	$76,000	75,994
0.127% due 12/12/13 ‡	370,000	369,506
0.139% due 05/23/13 ‡	190,000	189,924
0.140% due 05/23/13 ‡	570,000	569,771
0.142% due 12/12/13 ‡	659,000	658,120
0.145% due 12/12/13 ‡	260,000	259,653
0.145% due 04/11/13 ‡	206,000	205,959
0.145% due 12/12/13 ‡	300,000	299,599
0.176% due 07/25/13 ‡	389,000	388,725
0.205% due 06/27/13 ‡	592,000	591,674

		3,608,925

U.S. Government Agency Issues - 16.4%

Fannie Mae 0.015% due 01/02/13	46,800,000	46,799,980
0.015% due 01/16/13	2,250,000	2,249,986
0.035% due 01/09/13	1,000,000	999,992
0.118% due 05/08/13	2,800,000	2,799,216
Farmer Mac Discount Notes 0.040% due 01/10/13	50,000,000	49,999,500
Federal Home Loan Bank 0.001% due 01/08/13	10,000,000	9,999,998
0.010% due 01/18/13	34,450,000	34,449,837
0.020% due 01/28/13	35,300,000	35,299,471
0.023% due 01/09/13	700,000	699,997
0.150% due 09/03/13	2,800,000	2,797,536
Freddie Mac 0.015% due 01/14/13	1,100,000	1,099,994
0.025% due 01/14/13	68,000,000	67,999,386
0.030% due 01/14/13	7,200,000	7,199,922

		262,394,815

Repurchase Agreements - 10.2%

Barclays PLC 0.160% due 01/11/13 (Dated 12/21/12, repurchase price of $200,019; collateralized by U.S. Treasury Notes: 0.250% due 09/15/15 and value $204,711)	200,000	200,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $9,628,555; collateralized by U.S. Treasury Notes: 0.250% due 07/15/15 and value $9,825,000)	$9,628,549	$9,628,549
JPMorgan Chase & Co 0.250% due 01/02/13 (Dated 12/31/12, repurchase price of $400,006; collateralized by U.S. Treasury Notes: 2.375% due 10/31/14 and value $408,698)	400,000	400,000
Royal Bank of Canada 0.210% due 01/04/13 (Dated 12/07/12, repurchase price of $86,014,047; collateralized by Fannie Mae: 3.500% - 4.000% due 08/01/26 - 09/01/41 and value $85,378,911)	86,000,000	86,000,000
The Royal Bank of Scotland Group PLC 0.220% due 01/04/13 (Dated 12/06/12, repurchase price of $52,009,216; collateralized by U.S. Treasury Notes: 0.875% due 11/30/16 and value $52,985,129)	52,000,000	52,000,000
The Royal Bank of Scotland Group PLC 0.230% due 01/14/13 (Dated 12/10/12, repurchase price of $5,001,118; collateralized by U.S. Treasury Notes: 2.125% due 08/15/21 and value $5,059,705)	5,000,000	5,000,000
The Royal Bank of Scotland Group PLC 0.230% due 01/07/13 (Dated 12/10/12, repurchase price of $10,001,789; collateralized by U.S. Treasury Notes: 2.125% due 08/15/21 and value $10,118,351)	10,000,000	10,000,000

		163,228,549

Total Short-Term Investments (Cost $615,504,975)		605,770,918

TOTAL INVESTMENTS - 163.1% (Cost $2,553,800,143)		2,617,970,992

OTHER ASSETS & LIABILITIES, NET - (63.1%)		(1,012,543,470)

NET ASSETS - 100.0%		$1,605,427,522

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

U.S. Treasury Obligations	89.0%
Short-Term Investments	37.8%
Corporate Bonds & Notes	14.9%
Mortgage-Backed Securities	9.9%
Foreign Government Bonds & Notes	7.0%
U.S. Government Agency Issues	2.1%
Asset-Backed Securities	2.0%
Equity Securities	0.2%
Senior Loan Notes	0.2%

	163.1%
Other Assets & Liabilities, Net	(63.1%	)

	100.0%

(b)	As of December 31, 2012, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	7.1%
A-1 (Short-Term Debt only)	7.6%
AA/U.S. Government & Agency Issues	69.4%
A	1.3%
BBB	1.7%
BB	0.7%
B	1.4%
CCC	1.1%
CC	0.2%
D	0.1%
Not Rated	9.4%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Investments with a total aggregate value of $1,882,272 or 0.1% of the portfolio’s net assets were in default as of December 31, 2012.

(e)	As of December 31, 2012, investments with total aggregate values of $478,850, $6,743,755 and $2,341,754 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, swap contracts, and delayed delivery securities, respectively. In addition, $7,000 in cash was segregated as collateral for open futures contracts.

(f)	Open futures contracts outstanding as of December 31, 2012 were as follows:

Long Futures Outstanding	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Eurodollar (09/15)	179	$179,000,000	$43,888
Eurodollar (03/16)	484	484,000,000	126,470
U.S. Treasury 10-Year Notes (03/13)	89	8,900,000	(11,539)

Total Futures Contracts			$158,819

(g)	The average amount of borrowings by the portfolio on sale-buyback financing transactions (See Note 4 in Notes to Financial Statements) outstanding during the year ended December 31, 2012 was $718,703,234 at a weighted average interest rate of 0.232%.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(h)	Forward foreign currency contracts outstanding as of December 31, 2012 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	7,369,000	USD	7,671,908	01/13	HSB	($23,545)
AUD	237,000	USD	244,800	01/13	HSB	1,185
BRL	136,208	USD	65,000	02/13	BRC	1,244
BRL	229,869	USD	109,728	02/13	DUB	2,068
BRL	15,414,184	USD	7,466,665	02/13	HSB	29,959
BRL	168,200	USD	80,000	02/13	UBS	1,803
EUR	152,000	USD	201,477	03/13	HSB	(712)
GBP	10,927,000	USD	17,683,164	01/13	BRC	67,200
GBP	10,927,000	USD	17,690,813	01/13	DUB	59,551
GBP	84,000	USD	134,643	01/13	RBC	1,811
MXN	27,135,150	USD	2,055,179	04/13	HSB	26,487
MXN	920,689	USD	70,446	04/13	JPM	185
USD	886,791	AUD	848,000	01/13	BRC	6,643
USD	164,555	AUD	156,000	01/13	RBS	2,641
USD	43,553,916	AUD	42,134,000	01/13	UBS	(177,406)
USD	1,720,000	BRL	3,601,336	02/13	CSF	(31,495)
USD	15,439,736	CAD	15,255,000	03/13	CIT	128,740
USD	5,022	CNY	32,000	02/13	JPM	(104)
USD	73,010,195	EUR	55,919,000	03/13	BRC	(848,893)
USD	1,525,276	EUR	1,172,000	03/13	UBS	(22,728)
USD	14,226,133	EUR	10,966,800	09/13	BRC	(285,434)
USD	33,742,077	GBP	21,083,000	01/13	GSC	(506,201)
USD	882,339	GBP	549,000	01/13	RBC	(9,484)
USD	494,488	GBP	306,000	01/13	RBS	(2,593)
USD	17,681,569	GBP	10,927,000	02/13	BRC	(67,266)
USD	17,689,720	GBP	10,927,000	02/13	DUB	(59,114)
USD	2,952,589	GBP	1,817,000	03/13	UBS	1,582
USD	3,132,047	JPY	250,000,000	02/13	BOA	245,526
USD	132,599,092	JPY	10,590,000,000	02/13	BRC	10,333,887
USD	3,883,753	JPY	310,000,000	02/13	CIT	304,466
USD	1,377,759	JPY	110,000,000	02/13	UBS	107,690
USD	402,820	ZAR	3,561,295	01/13	JPM	(15,705)

Total Forward Foreign Currency Contracts						$9,271,988

(i)	Purchased options outstanding as of December 31, 2012 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate Based on 3-Month USD-LIBOR	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - OTC 30-Year Interest Rate Swap	Receive	3.875%	04/14/14	DUB	$7,900,000	$401,715	$150,279

Total Purchased Options						$401,715	$150,279

(j)	Transactions in written options for the year ended December 31, 2012 were as follows:

	Number of Contracts	Notional Amount in $	Notional Amount in EUR	Premium
Outstanding, December 31, 2011	-	1,469,500,000	-	$8,667,006
Call Options Written	50	327,700,000	-	1,963,711
Put Options Written	50	370,300,000	6,100,000	3,313,303
Call Options Exercised	-	(121,800,000)	-	(235,584)
Put Options Exercised	-	(64,100,000)	-	(179,480)
Call Options Closed	(50)	(323,400,000)	-	(1,245,598)
Put Options Closed	(50)	(1,326,800,000)	-	(9,593,468)

Outstanding, December 31, 2012	-	331,400,000	6,100,000	$2,689,890

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(k)	Premiums received and value of written options outstanding as of December 31, 2012 were as follows:

Inflation Floor/Cap Options

Description	Strike Index	Exercise Index	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - OTC U.S. CPI Urban Consumers NSA	215.95	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	03/10/20	DUB	$9,800,000	$73,500	($20,762)
Floor - OTC U.S. CPI Urban Consumers NSA	216.69	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	04/07/20	CIT	90,900,000	810,160	(176,402)
Floor - OTC U.S. CPI Urban Consumers NSA	217.97	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	09/29/20	CIT	8,700,000	112,230	(17,229)

						$995,890	($214,393)

Interest Rate Swaptions

Description	Pay/Receive Floating Rate Based on 3-Month USD-LIBOR	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Receive	0.750%	03/18/13	JPM	$19,800,000	$45,540	($17,345)
Call - OTC 5-Year Interest Rate Swap	Receive	0.750%	03/18/13	RBS	35,800,000	84,578	(31,361)
Call - OTC 7-Year Interest Rate Swap	Receive	1.200%	03/18/13	GSC	4,500,000	11,531	(11,986)
Call - OTC 5-Year Interest Rate Swap	Receive	1.700%	03/18/13	CIT	21,600,000	254,880	(842,720)
Call - OTC 5-Year Interest Rate Swap	Receive	1.700%	03/18/13	DUB	8,000,000	86,000	(312,118)

						482,529	(1,215,530)

Put - OTC 5-Year Interest Rate Swap	Pay	1.400%	03/18/13	JPM	19,800,000	51,480	(6,235)
Put - OTC 5-Year Interest Rate Swap	Pay	1.400%	03/18/13	RBS	35,800,000	84,577	(11,274)
Put - OTC 7-Year Interest Rate Swap	Pay	1.650%	03/18/13	BOA	3,400,000	10,200	(7,542)
Put - OTC 7-Year Interest Rate Swap	Pay	1.650%	03/18/13	GSC	4,500,000	12,094	(9,982)
Put - OTC 5-Year Interest Rate Swap	Pay	1.700%	03/18/13	CIT	21,600,000	406,080	(1,231)
Put - OTC 5-Year Interest Rate Swap	Pay	1.700%	03/18/13	DUB	8,000,000	160,000	(456)
Put - OTC 5-Year Interest Rate Swap	Pay	2.000%	03/18/13	DUB	6,000,000	56,358	(44)
Put - OTC 5-Year Interest Rate Swap	Pay	2.850%	04/14/14	DUB	33,200,000	398,400	(52,068)
	Based on 3-Month EUR-LIBOR
Put - OTC 10-Year Interest Rate Swap	Pay	2.150%	01/07/13	DUB	EUR 6,100,000	32,282	(1)

						1,211,471	(88,833)

						$1,694,000	($1,304,363)

Total Written Options						$2,689,890	($1,518,756)

(l)	Swap agreements outstanding as of December 31, 2012 were as follows:

Credit Default Swaps on Corporate Issues – Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/12 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Starwoods Hotel & Resorts Worldwide Inc	2.370%	03/20/13	BOA	0.165%	$3,000,000	($16,868)	$-	($16,868)
Rexam PLC	1.450%	06/20/13	BRC	0.123%	4,200,000	(28,451)	-	(28,451)
DISH DBS Corp	3.650%	12/20/13	BOA	0.401%	4,900,000	(161,416)	-	(161,416)
DISH DBS Corp	3.650%	12/20/13	CIT	0.401%	4,100,000	(135,062)	-	(135,062)
Centex Corp	1.000%	06/20/14	BNP	0.258%	3,500,000	(39,548)	(46,651)	7,103
Marsh & McLennan Cos Inc	0.600%	09/20/15	DUB	0.239%	3,000,000	(30,177)	-	(30,177)
Marsh & McLennan Cos Inc	0.830%	09/20/15	BOA	0.239%	3,000,000	(49,229)	-	(49,229)
Cardinal Health Inc	0.590%	06/20/17	DUB	0.375%	250,000	(2,426)	-	(2,426)
Temple-Inland Inc	1.000%	03/20/18	BOA	0.270%	4,000,000	(152,008)	208,974	(360,982)
Health Care Properties Inc	2.910%	03/20/18	GSC	1.165%	3,000,000	(266,497)	-	(266,497)
Con-way Inc	3.800%	03/20/18	UBS	2.567%	4,000,000	(242,545)	-	(242,545)

						($1,124,227)	$162,323	($1,286,550)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection (2)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/12 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Nokia Corp r	5.000%	09/20/14	GSC	2.669%	EUR 1,700,000	$92,207	($186,163)	$278,370
Brazilian Government	1.000%	06/20/15	BRC	0.604%	$760,000	7,672	(14,482)	22,154
Brazilian Government	1.000%	06/20/15	HSB	0.604%	3,000,000	30,283	(42,473)	72,756
Brazilian Government	1.000%	06/20/15	JPM	0.604%	1,200,000	12,113	(13,657)	25,770
Brazilian Government	1.000%	06/20/15	RBS	0.604%	2,300,000	23,217	(44,419)	67,636
Japanese Government OAT	1.000%	12/20/15	GSC	0.435%	600,000	10,244	12,651	(2,407)
Japanese Government OAT	1.000%	12/20/15	JPM	0.435%	7,200,000	122,932	165,512	(42,580)
Japanese Government OAT	1.000%	12/20/15	RBS	0.435%	4,300,000	73,417	96,630	(23,213)
Brazilian Government	1.000%	06/20/20	HSB	1.333%	8,040,000	(183,712)	(234,725)	51,013

						$188,373	($261,126)	$449,499

Total Credit Default Swaps						($935,854)	($98,803)	($837,051)

(1)	If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Floating Rate Index	Counter- party	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC - BRL-CDI-Compounded	MSC	Pay	8.630%	01/02/15	BRL 98,800,000	$970,656	$576,804	$393,852
OTC - BRL-CDI-Compounded	HSB	Pay	8.825%	01/02/15	55,200,000	651,285	326,121	325,164
OTC - France CPI excluding Tobacco	BNP	Pay	1.900%	09/01/16	EUR 9,600,000	29,608	10,393	19,215
OTC - France CPI excluding Tobacco	BNP	Pay	2.000%	09/01/16	4,500,000	38,929	6,152	32,777
OTC - BRL-CDI-Compounded	UBS	Pay	8.150%	01/02/17	BRL 17,500,000	(28,330)	-	(28,330)
OTC - BRL-CDI-Compounded	GSC	Pay	8.300%	01/02/17	12,100,000	9,267	11,870	(2,603)
OTC - U.S. CPI Urban Consumers NSA	BNP	Receive	2.250%	07/15/17	$28,100,000	60,762	47,258	13,504
OTC - U.S. CPI Urban Consumers NSA	CIT	Receive	2.250%	07/15/17	10,600,000	22,921	2,544	20,377
OTC - U.S. CPI Urban Consumers NSA	RBS	Receive	2.250%	07/15/17	27,800,000	60,114	20,533	39,581
OTC - France CPI excluding Tobacco	BNP	Pay	1.950%	09/01/17	EUR 16,100,000	19,314	-	19,314
CME - 3-Month USD-LIBOR	CME	Receive	1.400%	01/04/18	$36,300,000	(5,588)	-	(5,588)
CME - 3-Month USD-LIBOR	CME	Receive	1.500%	01/04/18	26,200,000	(55,403)	-	(55,403)
OTC - U.S. CPI Urban Consumers NSA	BNP	Receive	2.500%	07/15/22	9,100,000	174,149	118,430	55,719
OTC - U.S. CPI Urban Consumers NSA	CIT	Receive	2.500%	07/15/22	500,000	8,230	3,815	4,415
OTC - U.S. CPI Urban Consumers NSA	DUB	Receive	2.500%	07/15/22	4,100,000	78,463	34,550	43,913
CME - 3-Month USD-LIBOR	CME	Receive	2.500%	12/19/42	41,000,000	2,513,782	1,656,965	856,817

Total Interest Rate Swaps						$4,548,159	$2,815,435	$1,732,724

Total Swap Agreements						$3,612,305	$2,716,632	$895,673

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(m)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$3,920,000	$3,920,000	$-	$-
	Corporate Bonds & Notes	238,610,539	-	238,610,539	-
	Senior Loan Notes	2,838,039	-	2,838,039	-
	Mortgage-Backed Securities	159,142,987	-	149,099,211	10,043,776
	Asset-Backed Securities	32,402,924	-	31,865,567	537,357
	U.S. Government Agency Issues	33,815,244	-	33,815,244	-
	U.S. Treasury Obligations	1,429,449,547	-	1,429,449,547	-
	Foreign Government Bonds & Notes	111,870,515	-	111,870,515	-
	Short-Term Investments	605,770,918	-	605,770,918	-
	Derivatives:
	Credit Contracts
	Swaps	372,085	-	372,085	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	11,322,668	-	11,322,668	-
	Interest Rate Contracts
	Futures	170,358	170,358	-	-
	Purchased Options	150,279	-	150,279	-
	Swaps	4,637,480	-	4,637,480	-

	Total Interest Rate Contracts	4,958,117	170,358	4,787,759	-

	Total Assets - Derivatives	16,652,870	170,358	16,482,512	-

	Total Assets	2,634,473,583	4,090,358	2,619,802,092	10,581,133

Liabilities	Derivatives:
	Credit Contracts
	Swaps	(1,307,939)	-	(1,307,939)	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(2,050,680)	-	(2,050,680)	-
	Interest Rate Contracts
	Futures	(11,539)	(11,539)	-	-
	Written Options	(1,518,756)	-	(1,304,363)	(214,393)
	Swaps	(89,321)	-	(89,321)	-

	Total Interest Rate Contracts	(1,619,616)	(11,539)	(1,393,684)	(214,393)

	Total Liabilities - Derivatives	(4,978,235)	(11,539)	(4,752,303)	(214,393)

	Total Liabilities	(4,978,235)	(11,539)	(4,752,303)	(214,393)

	Total	$2,629,495,348	$4,078,819	$2,615,049,789	$10,366,740

Certain of the portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such liabilities are categorized within the three-tier hierarchy of inputs as follows:

		Total Value at December 31, 2012	Level 1	Level 2	Level 3
Liabilities	Sale-Buyback Financing Transactions	($1,029,796,735)	$-	($1,029,796,735)	$-

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio's assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended December 31, 2012:

	Corporate Bonds & Notes	Mortgage-Backed Securities	Asset-Backed Securities	Liabilities Derivatives Interest Rate Contracts Written Options	Total
Value, Beginning of Year	$5,285,489	$21,644,080	$3,861,361	($542,748)	$30,248,182
Purchases/Issuances	-	-	768,000	43,725	811,725
Sales/Settlements (includes paydowns)	(5,235,125)	(13,610,116)	(1,911,611)	-	(20,756,852)
Accrued Discounts (Premiums)	(29,742)	-	16,996	-	(12,746)
Net Realized Gains (Losses)	20,104	70,644	(64,983)	184,175	209,940
Change in Net Unrealized Appreciation (Depreciation)	(40,726)	(24,621)	149,482	100,455	184,590
Transfers In	-	1,963,789	-	-	1,963,789
Transfers Out	-	-	(2,281,888)	-	(2,281,888)

Value, End of Year	$-	$10,043,776	$537,357	($214,393)	$10,366,740

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	$-	$22,573	$86,773	$227,028	$336,374

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

INFLATION PROTECTED PORTFOLIO

Schedule of Investments

December 31, 2012

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 38.4%

U.S. Treasury Inflation Protected Securities - 38.4%

0.125% due 04/15/16 ^ ‡	$15,342,427	$16,159,887
0.125% due 04/15/17 ^	12,608,287	13,505,644
0.125% due 01/15/22 ^	37,181,043	40,385,007
0.125% due 07/15/22 ^	17,683,722	19,188,218
0.625% due 07/15/21 ^	21,163,131	24,056,533
0.750% due 02/15/42 ^	3,828,713	4,199,321
1.125% due 01/15/21 ^	19,647,421	23,082,655
1.250% due 07/15/20 ^	9,100,720	10,798,578
1.375% due 07/15/18 ^	13,623,417	15,863,829
1.375% due 01/15/20 ^	2,620,790	3,107,682
1.625% due 01/15/18 ^	15,160,254	17,589,442
1.750% due 01/15/28 ^	16,595,675	21,493,988
1.875% due 07/15/19 ^	13,942,972	16,975,568
2.000% due 01/15/16 ^	15,372,549	17,051,524
2.000% due 01/15/26 ^	11,573,117	15,181,580
2.125% due 01/15/19 ^	13,209,047	16,045,901
2.125% due 02/15/40 ^	1,070,230	1,568,974
2.125% due 02/15/41 ^	6,052,599	8,937,988
2.375% due 01/15/17 ^	13,948,128	16,214,699
2.375% due 01/15/25 ^	1,214,908	1,640,410
2.375% due 01/15/27 ^	16,551,932	22,830,030
2.500% due 07/15/16 ^	25,863,584	29,730,991
2.500% due 01/15/29 ^	14,695,872	20,955,403
3.375% due 04/15/32 ^	5,825,349	9,606,821
3.625% due 04/15/28 ^	14,702,456	23,335,562
3.875% due 04/15/29 ^	12,115,217	20,087,599

		429,593,834

Total U.S. Treasury Obligations (Cost $403,111,023)		429,593,834

FOREIGN GOVERNMENT BONDS & NOTES - 19.7%

Canadian Government (Canada)
4.000% due 12/01/31 ^	CAD 6,685,850	11,624,386
4.250% due 12/01/26 ^	6,956,600	11,204,973
Sweden Government (Sweden)
0.010% due 04/01/14 ^	SEK 71,000,000	13,963,302
4.000% due 12/01/20 ^	100,000,000	25,968,784
United Kingdom Gilt Inflation-Linked (United Kingdom)
0.625% due 03/22/40 ^ ~	GBP 8,222,080	15,477,080
1.250% due 11/22/55 ^	10,220,800	24,729,603
2.500% due 07/26/16 ^ ~	21,000,000	117,264,160

Total Foreign Government Bonds & Notes (Cost $211,883,492)		220,232,288

SHORT-TERM INVESTMENTS - 42.0%

Commercial Paper - 9.6%

American Honda Finance Corp 0.162% due 03/25/13	$5,750,000	5,746,700
Archer-Daniels-Midland Co 0.203% due 01/11/13	5,750,000	5,749,681
Australia & New Zealand Banking Group Ltd (Australia) 0.203% due 03/01/13	5,750,000	5,748,115
Bank of Nova Scotia (Canada) 0.218% due 02/27/13	5,750,000	5,748,043
Bank of Tokyo-Mitsubishi UFJ Ltd 0.172% due 01/28/13	5,750,000	5,749,267
Commonwealth Bank of Australia (Australia) 0.183% due 02/04/13	5,000,000	4,999,150
General Electric Capital Corp 0.142% due 01/14/13	4,300,000	4,299,783

	Principal Amount	Value
Her Majesty RGT Canada (Canada) 0.173% due 07/18/13	$6,000,000	$5,993,366
HSBC USA Inc 0.244% due 02/27/13	5,750,000	5,747,815
JPMorgan Chase & Co 0.183% due 02/26/13	5,750,000	5,748,390
Mizuho Financial Group Inc 0.254% due 02/15/13	5,750,000	5,748,203
National Australia Bank Ltd 0.188% due 02/19/13	7,700,000	7,698,061
National Australia Funding DE Inc 0.193% due 02/01/13	1,000,000	999,836
New York Life Global Funding 0.172% due 03/19/13	3,650,000	3,648,070
Praxair Inc 0.101% due 01/04/13	5,750,000	5,749,952
Province of Quebec (Canada) 0.162% due 02/21/13	5,750,000	5,748,697
Sumitomo Mitsui Banking Corp (Japan) 0.193% due 01/28/13	5,750,000	5,749,181
The Procter & Gamble Co 0.162% due 02/27/13	5,300,000	5,298,657
The Walt Disney Co 0.152% due 03/28/13	5,750,000	5,747,235
Westpac Banking Corp (New Zealand) 0.244% due 03/19/13	5,750,000	5,748,231

		107,666,433

	Shares

Money Market Fund - 0.1%

BlackRock Liquidity Funds Treasury Trust Fund Portfolio	1,831,495	1,831,495

	Principal Amount

U.S. Government Agency Issues - 31.4%

Fannie Mae
0.091% due 06/03/13	$30,000,000	29,988,600
0.101% due 07/01/13	80,000,000	79,956,000
Federal Home Loan Bank
0.071% due 01/11/13	59,500,000	59,498,843
0.076% due 03/06/13	21,700,000	21,698,481
Freddie Mac
0.051% due 04/09/13	80,000,000	79,987,040
0.101% due 07/16/13	80,000,000	79,952,400

		351,081,364

Repurchase Agreement - 0.9%

Barclays Capital 0.160% due 01/02/13 (Dated 12/31/12, repurchase price of $10,000,089; collateralized by U.S. Treasury Notes: 0.250% due 09/15/15 and value $10,200,000)	10,000,000	10,000,000

Total Short-Term Investments (Cost $470,590,064)		470,579,292

TOTAL INVESTMENTS - 100.1% (Cost $1,085,584,579)		1,120,405,414

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(1,292,574)

NET ASSETS - 100.0%		$1,119,112,840

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

INFLATION PROTECTED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investments	42.0%
U.S. Treasury Obligations	38.4%
Foreign Government Bonds & Notes	19.7%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	As of December 31, 2012, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	5.6%
A-1 (Short-Term Debt only)	10.5%
AA/U.S. Government & Agency Issues	69.8%
Not Rated	14.1%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	As of December 31, 2012, investments with total aggregate values of $1,253,404 were fully or partially segregated with broker(s)/custodian as collateral for open swap contracts. In addition, $510,834 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

(e)	Open futures contracts outstanding as of December 31, 2012 were as follows:

Short Futures Outstanding	Number of Contracts	Notional Amount	Unrealized Appreciation
U.S. Treasury 30-Year Bonds (03/13)	52	$7,670,000	$77,792

(f)	Forward foreign currency contracts outstanding as of December 31, 2012 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
CAD	10,335,465	USD	10,300,238	02/13	JPM	$81,053
GBP	7,300,000	USD	11,624,323	02/13	JPM	232,709
USD	3,877,346	CAD	3,883,123	02/13	CSF	(22,994)
USD	18,424,798	CAD	18,254,535	02/13	JPM	89,326
USD	7,623,455	CAD	7,550,269	02/13	UBS	39,708
USD	108,653,275	GBP	67,887,379	02/13	JPM	(1,612,868)
USD	56,603,829	GBP	35,365,899	02/13	UBS	(839,268)
USD	36,819,917	SEK	247,803,195	02/13	CSF	(1,247,053)

Total Forward Foreign Currency Contracts						($3,279,387)

(g)	Transactions in written options for the year ended December 31, 2012 were as follows:

	Number of Contracts	Premium
Outstanding, December 31, 2011	-	$-
Call Options Written	4,866	1,631,217
Put Options Written	5,672	3,381,411
Put Options Exercised	(644)	(299,783)
Call Options Expired	(3,848)	(1,002,479)
Put Options Expired	(894)	(418,407)
Call Options Closed	(1,018)	(628,738)
Put Options Closed	(4,034)	(2,590,108)

Outstanding, December 31, 2012	100	$73,113

(h)	Premiums received and value of written options outstanding as of December 31, 2012 were as follows:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	Counter- party	Number of Contracts	Premium	Value
Put - CME 30-Year U.S. Treasury Bond Futures (02/13)	$146.00	01/25/13	CSF	100	$73,113	($81,250)

Total Written Options					$73,113	($81,250)

(i)	Swap agreements outstanding as of December 31, 2012 were as follows:

Total Return Swaps

Receive Total Return	Pay	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Interest from Barclays U.S. Inflation-Linked Bonds	1-Month USD-LIBOR - 8 bp	BRC	01/17/13	$405,604,288	($2,600,524)	$-	($2,600,524)

Total Swap Agreements					($2,600,524)	$-	($2,600,524)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

INFLATION PROTECTED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(j)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	U.S. Treasury Obligations	$429,593,834	$-	$429,593,834	$-
	Foreign Government Bonds & Notes	220,232,288	-	220,232,288	-
	Short-Term Investments	470,579,292	1,831,495	468,747,797	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	442,796	-	442,796	-
	Interest Rate Contracts
	Futures	77,792	77,792	-	-

	Total Assets - Derivatives	520,588	77,792	442,796	-

	Total Assets	1,120,926,002	1,909,287	1,119,016,715	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(3,722,183)	-	(3,722,183)	-
	Interest Rate Contracts
	Written Options	(81,250)	(81,250)	-	-
	Swaps	(2,600,524)	-	(2,600,524)	-

	Total Interest Rate Contracts	(2,681,774)	(81,250)	(2,600,524)	-

	Total Liabilities - Derivatives	(6,403,957)	(81,250)	(6,322,707)	-

	Total Liabilities	(6,403,957)	(81,250)	(6,322,707)	-

	Total	$1,114,522,045	$1,828,037	$1,112,694,008	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
PREFERRED STOCKS - 0.1%

Financials - 0.1%

Ally Financial Inc ~	2,000	$1,964,438
DG Funding Trust ~	233	1,710,669

		3,675,107

Total Preferred Stocks (Cost $3,835,681)		3,675,107

CONVERTIBLE PREFERRED STOCKS - 1.2%

Financials - 1.2%

Wells Fargo & Co 7.500%	50,000	61,250,000

Total Convertible Preferred Stocks (Cost $37,049,553)		61,250,000

	Principal Amount

CORPORATE BONDS & NOTES - 22.1%

Consumer Discretionary - 0.4%

Corp GEO SAB de CV (Mexico) 9.250% due 06/30/20 ~	$2,600,000	2,821,000
Cox Communications Inc 6.800% due 08/01/28	110,000	134,373
DISH DBS Corp 6.625% due 10/01/14	1,900,000	2,047,250
General Motors Co - Escrow Receipts 8.375% due 07/05/33 Y +	EUR 7,400,000	-
Marks & Spencer PLC (United Kingdom) 6.250% due 12/01/17 ~	$10,000,000	11,327,520
Yum! Brands Inc 6.250% due 03/15/18	3,200,000	3,893,283

		20,223,426

Consumer Staples - 0.9%

Kraft Foods Group Inc 6.125% due 08/23/18 ~	11,318,000	13,877,509
Mondelez International Inc
6.125% due 02/01/18	3,982,000	4,848,869
6.500% due 08/11/17	5,000,000	6,111,155
Reynolds American Inc 7.625% due 06/01/16	4,100,000	4,907,860
Reynolds Group Issuer Inc 6.875% due 02/15/21	8,000,000	8,660,000
The Clorox Co 5.950% due 10/15/17	5,000,000	5,952,085
The Kroger Co 5.500% due 02/01/13	2,900,000	2,911,003

		47,268,481

Energy - 2.4%

AK Transneft OJSC (Ireland) 8.700% due 08/07/18 ~	2,800,000	3,637,200
Cameron International Corp 1.241% due 06/02/14 §	6,100,000	6,143,609
Gazprom OAO (Luxembourg) 5.092% due 11/29/15 ~	500,000	536,940
5.875% due 06/01/15 ~	EUR 1,800,000	2,607,373
8.146% due 04/11/18 ~	$10,800,000	13,375,800
Indian Oil Corp Ltd (India) 4.750% due 01/22/15 ~	2,500,000	2,624,790
NGPL PipeCo LLC 7.119% due 12/15/17 ~	18,800,000	20,586,000
Novatek OAO (Ireland) 5.326% due 02/03/16 ~	2,000,000	2,152,500

	Principal Amount	Value
Odebrecht Drilling Norbe VIII/IX Ltd (Cayman) 6.350% due 06/30/21 ~	$4,180,000	$4,712,950
Petrobras International Finance Co (Cayman)
5.375% due 01/27/21	17,400,000	19,658,102
5.875% due 03/01/18	11,600,000	13,334,165
7.875% due 03/15/19	2,100,000	2,631,695
Petroleos Mexicanos (Mexico) 5.500% due 01/21/21	6,700,000	7,862,450
Ras Laffan Liquefied Natural Gas Co Ltd III (Qatar) 6.750% due 09/30/19 ~	2,600,000	3,272,750
Reliance Holdings USA Inc 4.500% due 10/19/20 ~	4,000,000	4,191,288
TNK-BP Finance SA (Luxembourg)
7.250% due 02/02/20 ~	1,400,000	1,704,500
7.500% due 07/18/16 ~	400,000	465,000
7.875% due 03/13/18 ~	4,700,000	5,728,830
Transocean Inc (Cayman) 4.950% due 11/15/15	6,400,000	7,011,680

		122,237,622

Financials - 16.0%

Abbey National Treasury Services PLC (United Kingdom) 1.893% due 04/25/14 §	9,000,000	8,982,306
Allstate Life Global Funding Trusts 5.375% due 04/30/13	12,018,000	12,218,004
Ally Financial Inc
3.510% due 02/11/14 §	29,200,000	29,831,304
3.709% due 06/20/14 §	9,500,000	9,765,715
4.500% due 02/11/14	9,600,000	9,900,000
5.500% due 02/15/17	9,200,000	9,884,278
7.500% due 09/15/20	2,900,000	3,512,625
American Express Bank FSB 5.500% due 04/16/13	17,800,000	18,058,848
American Express Centurion Bank 6.000% due 09/13/17	20,500,000	24,801,761
American International Group Inc
5.050% due 10/01/15	7,200,000	7,950,845
5.450% due 05/18/17	4,400,000	5,061,857
5.600% due 10/18/16	6,820,000	7,792,839
5.850% due 01/16/18	23,900,000	28,307,327
8.000% due 05/22/68 § ~	EUR 5,600,000	8,568,524
Australia & New Zealand Banking Group Ltd (Australia) 2.125% due 01/10/14 ~	$5,400,000	5,477,360
Banco do Brasil SA (Brazil) 4.500% due 01/22/15 ~	1,500,000	1,592,250
Banco Santander Brasil SA (Brazil)
2.408% due 03/18/14 § ~	13,000,000	12,957,464
4.250% due 01/14/16 ~	8,400,000	8,757,000
4.500% due 04/06/15 ~	1,000,000	1,040,000
Banco Santander Mexico SA (Mexico) 4.125% due 11/09/22 ~	8,900,000	9,078,000
Bank of America Corp
0.640% due 08/15/16 §	2,800,000	2,612,957
1.733% due 01/30/14 §	23,600,000	23,803,432
4.500% due 04/01/15	5,900,000	6,291,937
Bank of China Ltd (Hong Kong) 5.550% due 02/11/20 ~	1,700,000	1,919,174
Bank of India (India)
4.750% due 09/30/15 ~	2,700,000	2,830,612
6.250% due 02/16/21 ~	7,000,000	7,652,029
Bank of Montreal (Canada) 2.850% due 06/09/15 ~	4,200,000	4,438,350
Bank of Nova Scotia (Canada) 1.650% due 10/29/15 ~	4,200,000	4,324,849
1.950% due 01/30/17 ~	600,000	625,475

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Banque PSA Finance SA (France) 2.254% due 04/04/14 § ~	$9,300,000	$9,186,810
Barclays Bank PLC (United Kingdom)
2.375% due 01/13/14	500,000	508,570
5.200% due 07/10/14	400,000	425,764
10.179% due 06/12/21 ~	19,520,000	26,681,790
BBVA Bancomer SA (Mexico) 6.500% due 03/10/21 ~	1,200,000	1,338,000
BNP Paribas SA (France) 1.250% due 01/10/14 §	16,200,000	16,253,347
BPCE SA (France) 2.375% due 10/04/13 ~	1,700,000	1,718,173
CIT Group Inc 5.250% due 04/01/14 ~	12,600,000	13,104,000
CitiFinancial Inc 6.625% due 06/01/15	4,000,000	4,445,380
Citigroup Inc
0.581% due 06/09/16 §	10,900,000	10,308,675
5.500% due 04/11/13	10,200,000	10,305,794
CNA Financial Corp 5.850% due 12/15/14	9,000,000	9,775,692
Credit Suisse (Switzerland) 2.200% due 01/14/14	3,700,000	3,757,420
Daimler Finance North America LLC 6.500% due 11/15/13	6,500,000	6,824,753
Dexia Credit Local SA (France) 2.750% due 04/29/14 ~	11,000,000	11,228,877
Everest Reinsurance Holdings Inc 5.400% due 10/15/14	2,000,000	2,111,986
Export-Import Bank of Korea (South Korea)
4.000% due 01/29/21	1,800,000	1,942,510
5.125% due 06/29/20	6,800,000	7,840,964
Ford Motor Credit Co LLC
2.750% due 05/15/15	5,800,000	5,922,287
7.000% due 04/15/15	500,000	558,769
8.000% due 12/15/16	500,000	604,817
8.700% due 10/01/14	700,000	787,487
12.000% due 05/15/15	3,300,000	4,075,500
General Electric Capital Corp 3.800% due 06/18/19 ~	12,300,000	13,114,875
GMAC International Finance BV (Netherlands) 7.500% due 04/21/15	EUR 13,000,000	18,836,688
Goldman Sachs Capital II 4.000% due 06/01/43 §	$7,000,000	5,476,310
HSBC Bank PLC (United Kingdom) 2.000% due 01/19/14 ~	3,900,000	3,941,391
ICICI Bank Ltd (India) 4.750% due 11/25/16 ~	26,700,000	28,113,204
ING Bank NV (Netherlands) 2.500% due 01/14/16 ~	2,500,000	2,603,293
Intesa Sanpaolo SPA (Italy) 2.712% due 02/24/14 § ~	9,100,000	9,092,365
JPMorgan Chase & Co
3.150% due 07/05/16	6,800,000	7,208,340
3.700% due 01/20/15	4,400,000	4,634,700
7.900% § ±	3,500,000	3,979,752
Lloyds TSB Bank PLC (United Kingdom) 12.000% § ± ~	5,400,000	6,256,580
Merrill Lynch & Co Inc 6.875% due 04/25/18	10,900,000	13,149,629
Metropolitan Life Global Funding 5.125% due 04/10/13 ~	600,000	607,557
National Australia Bank Ltd (Australia) 5.350% due 06/12/13 ~	6,700,000	6,851,608
National Bank of Canada (Canada) 2.200% due 10/19/16 ~	600,000	631,832
New York Life Global Funding 4.650% due 05/09/13 ~	1,510,000	1,531,267
Nordea Bank AB (Sweden) 4.875% due 01/27/20 ~	22,500,000	25,945,200

	Principal Amount	Value
Nykredit Realkredit AS (Denmark)
1.319% due 04/01/38 §	DKK 29,726,096	$5,343,261
1.319% due 10/01/38 §	33,899,158	6,117,358
Principal Life Income Funding Trusts 5.300% due 04/24/13	$3,800,000	3,854,678
Realkredit Danmark AS (Denmark) 1.420% due 01/01/38 §	DKK 174,802,217	31,606,105
Santander Finance Preferred SAU (Spain) 11.300% § ±	GBP 7,500,000	12,916,814
Sberbank of Russia (Luxembourg)
4.950% due 02/07/17 ~	$3,400,000	3,684,750
5.400% due 03/24/17 ~	4,400,000	4,820,860
6.125% due 02/07/22 ~	2,700,000	3,091,500
SLM Corp
0.615% due 01/27/14 §	9,200,000	9,116,041
5.000% due 10/01/13	1,250,000	1,285,938
5.375% due 01/15/13	770,000	771,920
Springleaf Finance Corp 6.900% due 12/15/17	5,000,000	4,500,000
State Bank of India (India) 4.500% due 07/27/15 ~	8,100,000	8,501,436
Sumitomo Mitsui Banking Corp (Japan) 1.950% due 01/14/14 ~	2,400,000	2,424,674
Temasek Financial I Ltd (Singapore) 4.300% due 10/25/19 ~	4,000,000	4,608,984
The Bear Stearns Cos LLC
6.400% due 10/02/17	19,100,000	22,955,392
7.250% due 02/01/18	13,000,000	16,301,714
The Dai-ichi Life Insurance Co Ltd (Japan) 7.250% § ± ~	4,700,000	5,361,205
The Korea Development Bank (South Korea) 3.500% due 08/22/17	3,100,000	3,323,401
The Royal Bank of Scotland Group PLC (United Kingdom)
4.875% due 08/25/14 ~	1,100,000	1,160,477
6.990% § ± ~	3,000,000	2,865,000
7.640% § ±	16,000,000	14,560,000
UBS AG (Switzerland)
1.313% due 01/28/14 §	1,300,000	1,308,315
5.875% due 12/20/17	24,700,000	29,421,380
Vesey Street Investment Trust I 4.404% due 09/01/16 §	4,300,000	4,642,684
Vnesheconombank (Ireland)
5.375% due 02/13/17 ~	3,200,000	3,512,000
5.450% due 11/22/17 ~	2,100,000	2,341,500
Wachovia Bank NA 0.693% due 11/03/14 §	16,758,000	16,716,206
Westpac Banking Corp (Australia) 1.041% due 03/31/14 § ~	17,100,000	17,213,168

		824,045,839

Health Care - 0.1%

UnitedHealth Group Inc 6.875% due 02/15/38	2,700,000	3,710,572

Industrials - 0.6%

CSX Corp 5.600% due 05/01/17	5,000,000	5,844,575
International Lease Finance Corp
5.750% due 05/15/16	1,500,000	1,588,248
6.375% due 03/25/13	4,500,000	4,564,125
Masco Corp 6.125% due 10/03/16	8,200,000	9,062,443
Noble Group Ltd (Bermuda) 6.750% due 01/29/20 ~	8,400,000	8,893,500
UAL Equipment Trust AB 10.850% due 02/19/15 Y	533,632	232,130

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
UAL Pass-Through Trust ‘A’
9.350% due 04/07/16 Y	$62,217	$18,354
9.560% due 10/19/18 Y	718,463	211,947

		30,415,322

Information Technology - 0.6%

Baidu Inc (Cayman) 2.250% due 11/28/17	4,900,000	4,940,807
Hewlett-Packard Co 0.592% due 05/24/13 §	25,500,000	25,428,651

		30,369,458

Materials - 0.5%

Braskem Finance Ltd (Cayman) 5.750% due 04/15/21 ~	4,000,000	4,230,000
CSN Islands XI Corp (Cayman) 6.875% due 09/21/19 ~	4,200,000	4,725,000
Gerdau Trade Inc (United Kingdom) 5.750% due 01/30/21 ~	1,200,000	1,326,000
Rio Tinto Alcan Inc (Canada) 5.000% due 06/01/15	2,500,000	2,733,913
Rohm & Haas Co 6.000% due 09/15/17	10,000,000	11,855,100
Xstrata Canada Corp (Canada) 5.375% due 06/01/15	60,000	65,247

		24,935,260

Telecommunication Services - 0.2%

BellSouth Corp 5.200% due 09/15/14	9,100,000	9,778,478
Qtel International Finance Ltd (Bermuda)
3.375% due 10/14/16 ~	300,000	315,337
4.750% due 02/16/21 ~	600,000	679,500
Qwest Corp 6.875% due 09/15/33	1,386,000	1,399,860

		12,173,175

Utilities - 0.4%

Centrais Eletricas Brasileiras SA (Brazil) 6.875% due 07/30/19 ~	6,900,000	7,883,250
ENN Energy Holdings Ltd (Cayman) 6.000% due 05/13/21 ~	1,100,000	1,268,918
Korea Hydro & Nuclear Power Co Ltd (South Korea) 6.250% due 06/17/14 ~	900,000	965,581
Majapahit Holding BV (Netherlands) 7.750% due 10/17/16 ~	2,800,000	3,321,500
TECO Finance Inc 6.750% due 05/01/15	5,600,000	6,307,224
Tokyo Electric Power Co Inc (Japan)
1.500% due 05/30/14	JPY 8,000,000	90,747
1.850% due 07/28/14	36,000,000	408,973

		20,246,193

Total Corporate Bonds & Notes (Cost $1,046,200,977)		1,135,625,348

SENIOR LOAN NOTES - 0.3%

Consumer Discretionary - 0.0%

Yell Group PLC Term B1 4.459% due 07/31/14 §	$5,303,561	1,217,607

Financials - 0.3%

Springleaf Financial Funding Co 5.500% due 05/10/17 §	16,800,000	16,731,759

Total Senior Loan Notes (Cost $22,039,065)		17,949,366

	Principal Amount	Value

MORTGAGE-BACKED SECURITIES - 58.9%

Collateralized Mortgage Obligations - Commercial - 3.6%

Banc of America Commercial Mortgage Trust 5.451% due 01/15/49 "	$290,000	$336,380
Banc of America Large Loan Trust 2.509% due 11/15/15 " § ~	4,302,767	4,305,320
BCRR Trust 5.858% due 07/17/40 " § ~	16,400,000	19,656,761
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/44 "	900,000	1,023,712
5.471% due 01/12/45 " §	1,300,000	1,518,273
5.700% due 06/11/50 "	6,900,000	8,253,742
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.322% due 12/11/49 "	235,000	270,516
Commercial Mortgage Pass-Through Certificates
5.467% due 09/15/39 "	35,300,000	40,196,586
5.676% due 03/15/39 " §	400,000	452,447
Credit Suisse Mortgage Capital Certificates 0.439% due 10/15/21 " § ~	22,541,862	22,011,193
European Loan Conduit (Ireland) 0.342% due 05/15/19 " § ~	EUR 381,773	476,206
GMAC Commercial Mortgage Securities Inc (IO) 0.921% due 05/15/35 " §	$1,039,418	23,420
Greenwich Capital Commercial Funding Corp
4.799% due 08/10/42 " §	200,000	214,310
5.444% due 03/10/39 "	18,200,000	21,031,847
JPMorgan Chase Commercial Mortgage Securities Corp 5.728% due 02/12/49 " §	5,660,000	6,664,958
LB-UBS Commercial Mortgage Trust 5.866% due 09/15/45 " §	1,600,000	1,915,290
Merrill Lynch Floating Trust 0.751% due 07/09/21 " § ~	10,940,775	10,899,238
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.700% due 09/12/49 "	5,600,000	6,595,126
Morgan Stanley Capital I Trust
5.731% due 07/12/44 " §	6,300,000	7,241,491
5.809% due 12/12/49 "	300,000	357,321
Morgan Stanley Re-REMIC Trust 5.789% due 08/12/45 " § ~	700,000	821,505
Wachovia Bank Commercial Mortgage Trust
0.289% due 06/15/20 " § ~	12,533,875	12,343,454
5.342% due 12/15/43 "	16,200,000	18,647,933

		185,257,029

Collateralized Mortgage Obligations - Residential - 4.8%

Adjustable Rate Mortgage Trust 3.111% due 09/25/35 " §	2,367,583	2,182,088
Arran Residential Mortgages Funding PLC (United Kingdom)
1.391% due 05/16/47 " § ~	EUR 135,293	178,826
1.591% due 05/16/47 " § ~	9,300,000	12,503,426
Banc of America Funding Corp
2.619% due 05/25/35 " §	$5,754,136	5,989,791
2.687% due 02/20/36 " §	4,373,351	4,354,765
5.621% due 01/20/47 " §	509,371	372,349
Banc of America Funding Corp (IO) 4.640% due 01/25/36 " §	747,838	3,365

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
BCAP LLC Trust
0.380% due 01/25/37 " §	$3,313,036	$2,166,522
5.250% due 02/26/36 " ~	5,716,779	5,729,245
5.250% due 08/26/37 " ~	14,877,861	14,781,155
5.430% due 03/26/37 " § ~	1,000,000	830,000
Bear Stearns Adjustable Rate Mortgage Trust
2.240% due 08/25/35 " §	46,045	46,487
2.320% due 08/25/35 " §	1,655,625	1,681,744
2.470% due 10/25/35 " §	1,256,792	1,217,093
2.570% due 03/25/35 " §	6,292,563	6,367,687
2.643% due 04/25/33 " §	17,747	17,962
2.756% due 08/25/33 " §	5,663,431	5,801,936
2.972% due 01/25/35 " §	915,401	907,940
3.010% due 02/25/34 " §	830,938	822,876
Bear Stearns Alt-A Trust
1.050% due 11/25/34 " §	1,045,471	1,034,355
2.662% due 01/25/36 " § Y	4,206,216	2,639,272
2.960% due 05/25/35 " §	4,551,243	4,177,943
2.964% due 11/25/36 " §	5,088,411	3,295,891
3.001% due 09/25/35 " §	7,142,869	5,642,888
Bear Stearns Structured Products Inc Trust
2.797% due 01/26/36 " §	2,461,515	1,627,420
2.829% due 12/26/46 " §	1,641,373	911,888
Citigroup Mortgage Loan Trust Inc
2.340% due 09/25/35 " §	1,956,755	1,930,413
2.530% due 10/25/35 " §	211,110	196,490
2.689% due 08/25/35 " §	2,064,823	1,348,364
Countrywide Alternative Loan Trust 0.490% due 02/25/37 " §	324,684	209,380
Countrywide Alternative Loan Trust (IO) 4.790% due 05/25/35 " §	9,872,323	1,707,384
Countrywide Home Loan Mortgage Pass-Through Trust
0.530% due 03/25/35 " §	2,314,466	1,767,537
0.550% due 06/25/35 " § ~	8,007,328	6,879,184
2.783% due 02/20/36 " §	2,621,492	2,265,865
2.900% due 05/20/34 " §	2,915,255	2,875,438
3.026% due 08/25/34 " §	432,256	377,466
Credit Suisse First Boston Mortgage Securities Corp 0.839% due 03/25/32 " § ~	408,391	368,762
Downey Savings & Loan Association Mortgage Loan Trust 2.461% due 07/19/44 " §	1,677,424	1,608,408
Fannie Mae
0.270% due 07/25/37 " §	672,538	646,545
0.609% due 04/18/28 " §	205,667	206,793
0.659% due 10/18/30 " §	1,338	1,346
0.710% due 03/25/17 " §	40,699	40,998
0.810% due 05/25/40 " §	7,511,813	7,570,520
5.000% due 03/25/21 "	69,446	73,584
6.461% due 10/25/42 " §	1,878,101	2,110,612
Fannie Mae (IO) 6.490% due 10/25/35 " §	17,217	3,186
First Horizon Alternative Mortgage Securities
2.536% due 06/25/34 " §	8,884,582	8,834,442
2.570% due 09/25/35 " §	193,666	160,986
2.623% due 03/25/35 " §	1,786,230	1,425,240
6.000% due 01/25/35 "	187,129	191,665
First Horizon Mortgage Pass-Through Trust 2.613% due 08/25/35 " §	403,697	394,407
Freddie Mac
0.559% due 12/15/29 " §	30,099	30,212
3.500% due 07/15/32 "	111,782	115,441
7.000% due 09/15/21 "	48,044	54,211
7.500% due 01/15/23 - 09/20/26 "	1,412,833	1,635,383
Freddie Mac Structured Pass-Through Securities
1.360% due 10/25/44 " §	2,837,257	2,839,364
1.535% due 07/25/44 " §	14,918,486	15,300,012

	Principal Amount	Value
Government National Mortgage Association 7.000% due 02/16/29 "	$188,567	$205,322
Greenpoint Mortgage Funding Trust 0.480% due 11/25/45 " §	84,287	61,579
Greenpoint Mortgage Pass-Through Certificates 3.168% due 10/25/33 " §	1,199,218	1,190,828
GSR Mortgage Loan Trust 2.660% due 09/25/35 " §	194,311	195,740
Harborview Mortgage Loan Trust
0.950% due 02/19/34 " §	44,868	44,753
3.103% due 07/19/35 " §	1,718,418	1,620,670
Holmes Master Issuer PLC (United Kingdom) 1.560% due 10/15/54 " § ~	EUR 4,900,000	6,541,194
Impac CMB Trust 0.750% due 05/25/35 " §	$201,970	174,469
Imperial Savings Association 7.034% due 02/25/18 " §	882	908
IndyMac ARM Trust 1.820% due 01/25/32 " §	42,430	39,324
Indymac Index Mortgage Loan Trust 2.651% due 12/25/34 " §	249,975	221,765
JPMorgan Mortgage Trust
4.963% due 02/25/35 " §	645,598	657,268
5.750% due 01/25/36 "	344,791	335,302
MASTR Adjustable Rate Mortgages Trust 2.670% due 04/21/34 " §	132,530	136,199
MASTR Alternative Loans Trust 0.610% due 03/25/36 " § Y	950,655	179,736
MASTR Asset Securitization Trust 5.500% due 09/25/33 "	71,586	75,711
Merrill Lynch Mortgage Investors Inc
0.420% due 02/25/36 " §	1,173,866	1,024,873
2.583% due 06/25/35 " §	200,125	197,487
Merrill Lynch Mortgage Investors Trust
0.460% due 11/25/35 " §	198,318	186,032
1.214% due 10/25/35 " §	466,409	459,910
2.420% due 10/25/35 " §	1,578,847	1,569,138
2.499% due 12/25/34 " §	542,142	553,328
PHH Alternative Mortgage Trust 0.370% due 02/25/37 " §	33,173,340	24,953,152
Provident Funding Mortgage Loan Trust 2.610% due 04/25/34 " §	12,051	12,175
Residential Accredit Loans Inc Trust
0.390% due 06/25/46 " §	2,455,219	1,125,342
0.420% due 04/25/46 " §	243,667	115,211
5.750% due 01/25/33 "	76,773	79,268
6.000% due 06/25/36 "	9,024,999	6,975,977
Residential Asset Securitization Trust 0.610% due 01/25/46 " §	2,221,761	1,001,238
Residential Asset Securitization Trust (IO) 4.740% due 11/25/35 " §	7,358,381	1,089,096
Residential Funding Mortgage Securities I Trust 3.320% due 09/25/35 " §	1,406,523	1,147,116
Sequoia Mortgage Trust 0.561% due 07/20/33 " §	2,200,034	2,178,616
Structured Adjustable Rate Mortgage Loan Trust
2.781% due 01/25/35 " §	1,123,836	1,032,814
2.797% due 08/25/35 " §	323,733	295,164
Structured Asset Mortgage Investments Inc
0.420% due 05/25/46 " §	1,956,811	1,115,476
0.430% due 05/25/36 " §	1,497,659	992,035
0.440% due 05/25/45 " §	493,391	356,868
0.460% due 07/19/35 " §	1,520,539	1,475,736
0.490% due 02/25/36 " §	1,922,524	1,295,926
0.790% due 07/19/34 " §	54,421	53,771
0.870% due 09/19/32 " §	204,579	199,050
1.050% due 10/19/33 " §	6,275	5,940

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
SunTrust Alternative Loan Trust (IO) 4.890% due 12/25/35 " §	$20,418,954	$3,389,301
WaMu Mortgage Pass-Through Certificates
0.480% due 12/25/45 " §	127,308	118,457
0.500% due 10/25/45 " §	135,420	129,364
0.520% due 01/25/45 " §	1,628,763	1,595,229
0.530% due 01/25/45 " §	94,489	88,914
1.565% due 08/25/42 " §	90,586	87,004
2.261% due 02/27/34 " §	1,577,887	1,607,218
Washington Mutual Alternative Mortgage Pass-Through Certificates (IO)
4.640% due 11/25/35 " §	35,794,132	5,708,896
4.740% due 11/25/35 " §	9,890,008	1,789,394
Washington Mutual MSC Mortgage Pass-Through Certificates
2.331% due 02/25/33 " §	6,289	6,201
2.573% due 02/25/33 " §	79,139	79,161
Wells Fargo Mortgage-Backed Securities Trust
2.613% due 02/25/35 " §	103,877	103,471
2.619% due 01/25/35 " §	1,796,382	1,800,479
2.624% due 12/25/34 " §	1,090,943	1,090,688
2.627% due 03/25/36 " §	14,227,217	14,002,306
2.723% due 04/25/36 " §	3,052,564	2,839,210
2.743% due 10/25/33 " §	262,443	267,788
2.760% due 03/25/36 " §	376,857	364,586
5.500% due 12/25/35 "	3,956,082	3,988,162
5.575% due 04/25/36 " §	1,485,333	611,658

		249,293,546

Fannie Mae - 48.1%

1.360% due 08/01/42 - 10/01/44 " §	2,530,668	2,573,556
1.820% due 02/01/33 " §	660,943	682,890
2.050% due 02/01/33 " §	18,983	19,846
2.127% due 09/01/35 " §	660,688	693,265
2.150% due 01/01/34 " §	25,531	26,814
2.158% due 03/01/34 " §	38,010	40,434
2.195% due 01/01/25 " §	82,299	82,973
2.220% due 04/01/27 " §	33,800	34,256
2.261% due 01/01/23 " §	138,389	146,352
2.280% due 12/01/22 " §	28,945	30,887
2.299% due 09/01/33 " §	87,191	92,589
2.310% due 08/01/22 "	1,200,000	1,225,695
2.344% due 03/01/33 " §	758,257	783,073
2.354% due 12/01/34 " §	3,215,566	3,378,740
2.371% due 08/01/36 " §	1,148,002	1,219,572
2.425% due 07/01/35 " §	4,218,290	4,446,336
2.450% due 11/01/23 " §	90	90
2.492% due 11/01/34 " §	9,225,702	9,935,113
2.495% due 07/01/33 " §	71,279	74,774
2.500% due 01/01/28 "	40,000,000	41,837,500
2.539% due 08/01/35 " §	988,320	1,037,464
2.545% due 11/01/34 " §	28,169	29,897
2.572% due 04/01/35 " §	2,203,289	2,323,445
2.811% due 03/01/33 " §	33,094	35,053
2.870% due 09/01/27 "	4,800,000	4,737,802
2.920% due 06/01/34 " §	26,203	27,858
3.000% due 01/01/28 - 01/01/43 "	119,000,000	125,193,909
3.330% due 11/01/21 "	392,860	431,926
3.496% due 05/01/36 " §	88,781	91,658
3.500% due 07/01/20 - 12/01/99 "	455,200,148	484,620,592
3.653% due 05/01/36 " §	79,901	81,597
3.763% due 05/01/36 " §	2,623,870	2,780,863
4.000% due 07/01/18 - 12/01/99 "	863,519,710	925,908,371
4.500% due 03/01/18 - 02/01/43 "	494,348,382	534,712,940
4.612% due 09/01/34 " §	1,035,652	1,119,760
4.636% due 07/01/33 " §	51,424	54,490
4.803% due 04/01/34 " §	436,588	470,767
5.000% due 03/01/35 - 02/01/43 "	137,490,492	149,078,288
5.034% due 09/01/35 " §	502,651	538,353

	Principal Amount	Value
5.141% due 12/01/34 " §	$24,923	$26,884
5.267% due 08/01/34 " §	20,494	22,048
5.337% due 01/01/36 " §	444,439	478,843
5.500% due 08/01/18 - 02/01/43 "	65,862,421	71,673,806
6.000% due 04/01/16 - 12/01/99 "	86,121,637	94,441,728
6.500% due 12/01/14 - 09/01/37 "	4,454,778	4,999,835
7.500% due 01/01/33 "	64,823	78,720
8.000% due 05/01/30 - 08/01/30 "	16,143	17,385
8.500% due 07/01/32 "	4,952	6,144

		2,472,345,181

Federal Housing Authority - 0.0%

6.896% due 07/01/20 "	177,840	174,189
7.430% due 10/01/20 - 11/01/22 "	69,258	68,286

		242,475

Freddie Mac - 2.2%

2.262% due 01/01/28 " §	20,514	21,879
2.361% due 05/01/23 " §	5,577	5,644
2.374% due 03/01/32 " §	383,675	403,653
2.375% due 05/01/32 - 07/01/32 " §	53,596	54,237
2.457% due 09/01/35 " §	703,612	742,223
4.000% due 09/01/40 - 01/01/43 "	9,808,602	10,479,961
4.500% due 08/01/40 - 01/01/43 "	65,263,508	70,260,418
4.645% due 06/01/17 " §	2,794	2,798
5.500% due 03/01/23 - 05/01/40 "	24,797,522	27,178,778
6.000% due 03/03/18 - 10/01/22 "	1,242,042	1,350,486
6.500% due 01/01/15 - 05/01/17 "	700,705	749,888
7.000% due 10/01/37 "	321,543	371,017

		111,620,982

Government National Mortgage Association - 0.2%

1.625% due 12/20/22 - 03/20/33 " §	3,032,028	3,142,152
1.750% due 05/20/22 - 09/20/32 " §	2,999,510	3,136,527
2.000% due 10/20/24 - 09/20/30 " §	152,301	158,445
2.125% due 03/20/29 " §	42,404	44,131
2.250% due 09/20/22 - 07/20/24 " §	90,447	94,415
2.500% due 11/20/24 - 02/20/25 " §	177,356	184,888
3.000% due 08/20/20 " §	71,998	75,200
3.500% due 02/01/43 "	800,000	868,062
6.000% due 02/15/38 - 03/15/39 "	218,679	244,766
6.500% due 11/15/38 "	162,309	187,254
7.500% due 02/15/31 - 12/15/31 "	82,148	101,177
8.000% due 12/15/29 - 08/15/32 "	610,550	722,557
8.500% due 09/15/16 - 12/15/30 "	685,234	738,652
9.000% due 02/15/17 - 04/15/20 "	13,193	15,492
10.000% due 05/15/19 - 02/15/25 "	11,638	13,095

		9,726,813

Total Mortgage-Backed Securities (Cost $2,982,265,715)		3,028,486,026

ASSET-BACKED SECURITIES - 1.6%

Access Group Inc 1.615% due 10/27/25 " §	18,403,485	18,704,971
ACE Securities Corp 0.540% due 11/25/35 " §	8,362,941	7,870,865
Citibank Omni Master Trust 2.959% due 08/15/18 " § ~	15,500,000	16,130,222
Delta Funding Home Equity Loan Trust 7.030% due 08/15/30 "	82,810	83,342
EFS Volunteer No 2 LLC 1.090% due 07/26/27 " § ~	7,810,516	7,903,692
GE-WMC Mortgage Securities LLC 0.250% due 08/25/36 " §	2,160	855
Hillmark Funding CDO (Cayman) 0.562% due 05/21/21 " § ~	18,700,000	18,084,732
IMC Home Equity Loan Trust 6.255% due 08/20/29 " §	14,605	14,433

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Long Beach Mortgage Loan Trust 0.770% due 10/25/34 " §	$17,007	$15,140
Mid-State Trust
7.340% due 07/01/35 "	1,331,313	1,383,718
7.791% due 03/15/38 "	569,290	595,706
8.330% due 04/01/30 "	1,792,913	1,871,612
Penta SA CLO (Luxembourg) 0.564% due 06/04/24 " § ~	EUR 1,742,953	2,162,739
Renaissance Home Equity Loan Trust 0.650% due 08/25/33 " §	$490,051	442,380
Saxon Asset Securities Trust 0.730% due 08/25/32 " §	226	225
SLC Student Loan Trust 4.750% due 06/15/33 " § ~	4,696,178	4,490,028
SLM Student Loan Trust 0.765% due 01/25/17 " §	2,459,720	2,468,226
Structured Asset Securities Corp 0.790% due 01/25/33 " §	26,167	24,011
U.S. Small Business Administration 4.754% due 08/10/14 "	496,606	509,604

Total Asset-Backed Securities (Cost $81,501,900)		82,756,501

U.S. GOVERNMENT AGENCY ISSUES - 4.0%

Fannie Mae
0.875% due 08/28/17	9,300,000	9,337,460
1.125% due 04/27/17	14,600,000	14,882,671
1.250% due 01/30/17	8,900,000	9,133,055
5.000% due 02/13/17	1,500,000	1,766,750
5.000% due 05/11/17	1,600,000	1,895,109
5.375% due 06/12/17	5,300,000	6,379,578
Freddie Mac
1.000% due 03/08/17	37,200,000	37,712,690
1.000% due 06/29/17	15,900,000	16,115,207
1.000% due 07/28/17	51,300,000	51,873,226
1.000% due 09/29/17	16,000,000	16,186,832
1.250% due 05/12/17	5,600,000	5,735,822
1.250% due 08/01/19	14,300,000	14,337,109
1.250% due 10/02/19	9,300,000	9,283,251
1.750% due 05/30/19	2,200,000	2,278,703
2.375% due 01/13/22	2,500,000	2,614,025
3.750% due 03/27/19	3,700,000	4,282,365
5.000% due 02/16/17	2,000,000	2,358,362
5.500% due 08/23/17	600,000	730,485
Small Business Administration Participation Certificates 6.120% due 09/01/21	755,160	835,713

Total U.S. Government Agency Issues (Cost $204,847,753)		207,738,413

U.S. TREASURY OBLIGATIONS - 22.4%

U.S. Treasury Bonds - 0.7%

2.750% due 11/15/42	35,700,000	34,288,743

U.S. Treasury Inflation Protected Securities - 9.0%

0.125% due 04/15/17 ^	29,942,136	32,073,178
0.125% due 01/15/22 ^ ‡	108,028,439	117,337,466
0.125% due 07/15/22 ^	18,810,330	20,410,675
0.625% due 07/15/21 ^	5,542,236	6,299,965
0.750% due 02/15/42 ^	13,615,476	14,933,413
1.125% due 01/15/21 ^	42,826,725	50,314,721
1.250% due 07/15/20 ^	10,606,900	12,585,755
1.375% due 01/15/20 ^	5,348,550	6,342,209
1.750% due 01/15/28 ^	38,204,282	49,480,505
2.000% due 01/15/26 ^	27,155,451	35,622,439

	Principal Amount	Value
2.125% due 01/15/19 ^	$3,663,194	$4,449,924
2.125% due 02/15/40 ^	10,060,162	14,748,358
2.375% due 01/15/25 ^	17,548,674	23,694,816
2.375% due 01/15/27 ^	9,061,695	12,498,769
2.500% due 01/15/29 ^ ‡	24,672,689	35,181,725
3.625% due 04/15/28 ^	7,007,980	11,122,982
3.875% due 04/15/29 ^	8,161,238	13,531,716

		460,628,616

U.S. Treasury Notes - 12.7%

0.375% due 11/15/15	72,200,000	72,273,355
0.750% due 10/31/17 ‡	41,400,000	41,526,146
0.750% due 12/31/17	41,000,000	41,057,646
1.000% due 06/30/19	29,100,000	28,995,414
1.000% due 11/30/19 ‡	149,900,000	148,330,697
1.125% due 12/31/19	20,000,000	19,928,120
1.250% due 10/31/19	33,600,000	33,854,621
1.500% due 08/31/18 ‡	73,500,000	76,072,500
1.625% due 08/15/22	39,400,000	39,104,500
1.625% due 11/15/22 ‡	151,700,000	149,874,897
3.500% due 02/15/18	3,600,000	4,097,812

		655,115,708

Total U.S. Treasury Obligations (Cost $1,112,819,657)		1,150,033,067

FOREIGN GOVERNMENT BONDS & NOTES - 21.3%

Brazil Notas do Tesouro Nacional ‘F’ (Brazil)
10.000% due 01/01/17	BRL 736,765,000	379,758,727
10.000% due 01/01/21	38,133,000	19,664,168
Hydro-Quebec (Canada) 8.625% due 06/15/29	$1,000,000	1,613,860
Italy Buoni Poliennali del Tesoro (Italy)
2.100% due 09/15/21 ^	EUR 1,717,984	2,155,859
2.500% due 03/01/15	29,200,000	38,835,911
3.000% due 04/01/14	3,700,000	4,962,584
3.000% due 04/15/15	1,000,000	1,342,568
3.000% due 11/01/15	72,200,000	97,018,238
3.500% due 06/01/14	5,500,000	7,434,398
3.750% due 08/01/15	6,600,000	9,017,490
3.750% due 04/15/16	200,000	274,290
3.750% due 08/01/16	3,700,000	5,067,611
4.000% due 02/01/17	1,400,000	1,924,526
4.250% due 07/01/14	5,800,000	7,930,761
4.250% due 08/01/14	1,600,000	2,192,134
4.250% due 02/01/15	4,700,000	6,480,209
4.500% due 07/15/15	10,700,000	14,851,906
4.750% due 09/15/16	4,700,000	6,639,000
4.750% due 05/01/17	2,700,000	3,806,566
4.750% due 06/01/17	6,200,000	8,720,513
6.000% due 11/15/14	2,800,000	3,970,650
Italy Certification di Credito del Tesoro (Italy) 2.687% due 09/30/14	44,500,000	56,723,280
Korea Housing Finance Corp (South Korea) 4.125% due 12/15/15 ~	$12,300,000	13,326,373
Mexican Bonos (Mexico)
6.000% due 06/18/15	MXN 62,600,000	4,986,793
6.250% due 06/16/16	74,300,000	5,992,789
8.000% due 06/11/20	12,700,000	1,157,872
10.000% due 12/05/24	548,600,000	59,493,198
Province of British Columbia (Canada) 4.300% due 06/18/42	CAD 800,000	954,129
Province of Ontario (Canada)
1.600% due 09/21/16	$4,400,000	4,543,603
1.650% due 09/27/19	21,400,000	21,402,097
2.850% due 06/02/23	CAD 3,600,000	3,616,142
3.000% due 07/16/18	$2,500,000	2,727,627
3.150% due 06/02/22	CAD 76,700,000	79,832,154

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
4.000% due 06/02/21	CAD 30,800,000	$34,289,965
4.200% due 03/08/18	2,000,000	2,230,421
4.200% due 06/02/20	14,400,000	16,235,070
4.300% due 03/08/17	5,900,000	6,530,986
4.400% due 06/02/19	13,500,000	15,323,118
4.400% due 04/14/20	$2,400,000	2,828,330
4.600% due 06/02/39	CAD 3,300,000	3,985,081
5.500% due 06/02/18	3,800,000	4,486,728
Province of Quebec (Canada)
2.750% due 08/25/21	$4,300,000	4,495,654
3.000% due 09/01/23	CAD 700,000	705,025
3.500% due 07/29/20	$2,400,000	2,667,648
3.500% due 12/01/22	CAD 16,200,000	17,155,030
4.250% due 12/01/21	14,000,000	15,747,643
4.500% due 12/01/16	600,000	665,598
4.500% due 12/01/17	300,000	337,609
4.500% due 12/01/18	1,300,000	1,475,729
4.500% due 12/01/20	400,000	457,585
7.500% due 07/15/23	$2,495,000	3,538,738
Province of Saskatchewan (Canada) 8.500% due 07/15/22	340,000	512,639
Russian Foreign Bond (Russia) 3.250% due 04/04/17 ~	2,800,000	2,982,000
Spain Government Bond (Spain)
3.150% due 01/31/16	EUR 4,800,000	6,291,287
3.300% due 10/31/14	8,400,000	11,174,292
3.400% due 04/30/14	11,400,000	15,230,115
3.750% due 10/31/15	32,700,000	43,498,194
4.400% due 01/31/15	3,300,000	4,494,353

Total Foreign Government Bonds & Notes (Cost $1,094,934,700)		1,095,756,864

MUNICIPAL BONDS - 4.0%

American Municipal Power Inc OH ‘B’ 8.084% due 02/15/50	$4,600,000	6,761,218
Buckeye Tobacco Settlement Financing Authority of OH ‘A2’ 5.875% due 06/01/47	5,400,000	4,849,848
California Infrastructure & Economic Development Bank 6.486% due 05/15/49	1,700,000	2,005,813
California State Public Works Board ‘B2’ 7.804% due 03/01/35	4,700,000	5,487,297
Chicago Transit Authority IL ‘A’ 6.899% due 12/01/40	7,200,000	8,745,552
Chicago Transit Authority IL ‘B’
6.200% due 12/01/40	1,900,000	2,150,363
6.300% due 12/01/21	800,000	927,896
6.899% due 12/01/40	6,800,000	8,259,688
Commonwealth of Puerto Rico ‘A’ 5.125% due 07/01/31	335,000	334,977
County of Clark NV Airport ‘C’ 6.820% due 07/01/45	3,300,000	4,727,283
Golden State Tobacco Securitization Corp CA ‘A1’
5.125% due 06/01/47	1,800,000	1,553,166
5.750% due 06/01/47	3,000,000	2,845,320
Illinois Municipal Electric Agency 6.832% due 02/01/35	300,000	360,705
Los Angeles Unified School District CA ‘A1’ 4.500% due 07/01/24	7,100,000	7,975,856
Los Angeles Wastewater Systems Revenue CA 5.713% due 06/01/39	1,600,000	1,882,080
Metropolitan Pier & Exposition Authority IL ‘A’ 13.204% due 06/15/29	4,000,000	1,986,880
Metropolitan Transportation Authority NY ‘E’ 7.134% due 11/15/30	22,300,000	26,477,459

	Principal Amount	Value
New York State Dormitory Authority 5.051% due 09/15/27	$6,100,000	$7,179,517
North Carolina Turnpike Authority ‘B’ 6.700% due 01/01/39	400,000	464,192
Northern Tobacco Securitization Corp AK ‘A’ 5.000% due 06/01/46	2,300,000	2,026,553
Palomar Community College District CA ‘A’ 4.750% due 05/01/32	400,000	444,644
Pennsylvania Economic Development Financing Authority 6.532% due 06/15/39	1,600,000	1,920,000
Port Authority of New York & New Jersey 5.647% due 11/01/40	2,000,000	2,450,120
Public Power Generation Agency NE 7.242% due 01/01/41	2,100,000	2,508,114
Salt River Project Agricultural Improvement & Power Dist Revenue AZ ‘A’ 5.000% due 01/01/38	5,200,000	5,874,232
Southern California Public Power Authority 5.943% due 07/01/40	37,000,000	44,414,430
State of California
7.550% due 04/01/39	3,550,000	5,121,940
7.950% due 03/01/36	1,200,000	1,492,428
State of Iowa 6.750% due 06/01/34	1,000,000	1,195,220
State of Texas ‘A’ 4.750% due 04/01/35	1,700,000	1,813,526
State of Wisconsin ‘A’ 5.050% due 05/01/18	1,700,000	1,965,268
Tobacco Settlement Finance Authority of WV ‘A’ 7.467% due 06/01/47	9,100,000	7,291,648
Tobacco Settlement Financing Corp LA ‘B’ 5.875% due 05/15/39	4,935,000	5,055,266
Tobacco Settlement Financing Corp NJ ‘1A’ 5.000% due 06/01/41	12,400,000	11,282,016
Tobacco Settlement Financing Corp RI ‘A’
6.125% due 06/01/32	2,735,000	2,789,399
6.250% due 06/01/42	900,000	911,979
Washington State Convention Center Public Facilities District 6.790% due 07/01/40	10,600,000	13,047,540

Total Municipal Bonds (Cost $177,043,020)		206,579,433

SHORT-TERM INVESTMENTS - 1.9%

Foreign Government Issues - 1.4%

Japan Treasury Discount Bills (Japan)
0.099% due 02/12/13	JPY 3,950,000,000	45,581,272
0.099% due 02/25/13	2,400,000,000	27,695,033

		73,276,305

U.S. Treasury Bills - 0.1%

0.140% due 05/23/13 ‡	$240,000	239,904
0.147% due 12/12/13 ‡	1,980,000	1,977,355
0.150% due 12/12/13 ‡	300,000	299,599
0.168% due 11/14/13 ‡	150,000	149,816

		2,666,674

Repurchase Agreements - 0.4%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $10,496,202; collateralized by U.S. Treasury Notes: 0.250% due 07/15/15 and value $10,710,000)	10,496,197	10,496,197

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
The Toronto Dominion Bank 0.230% due 01/02/13 (Dated 12/31/12, repurchase price of $10,800,138; collateralized by U.S. Treasury Bonds: 3.750% due 08/15/41 and value $10,996,672)	$10,800,000	$10,800,000

		21,296,197

Total Short-Term Investments (Cost $102,784,928)		97,239,176

TOTAL INVESTMENTS - 137.8% (Cost $6,865,322,949)		7,087,089,301

OTHER ASSETS & LIABILITIES, NET - (37.8%)		(1,944,391,767)

NET ASSETS - 100.0%		$5,142,697,534

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	58.9%
U.S. Treasury Obligations	22.4%
Corporate Bonds & Notes	22.1%
Foreign Government Bonds & Notes	21.3%
Municipal Bonds	4.0%
U.S. Government Agency Issues	4.0%
Short-Term Investments	1.9%
Asset-Backed Securities	1.6%
Equity Securities	1.3%
Senior Loan Notes	0.3%

	137.8%
Other Assets & Liabilities, Net	(37.8%	)

	100.0%

(b)	As of December 31, 2012, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	2.2%
A-1 (Short-Term Debt only)	0.3%
AA/U.S. Government & Agency Issues	63.3%
A	8.9%
BBB	7.5%
BB	1.3%
B	2.3%
CCC	1.0%
CC	0.1%
D	0.1%
Not Rated	13.0%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Investments with a total aggregate value of $3,281,439 or less than 0.1% of the portfolio’s net assets were in default as of December 31, 2012.

(e)	As of December 31, 2012, investments with total aggregate values of $4,322,372, $71,476,767, $44,267,670 and $509,319 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, a reverse repurchase agreement, swap contracts, and a delayed delivery security, respectively.

(f)	Open futures contracts outstanding as of December 31, 2012 were as follows:

Long Futures Outstanding	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Euribor (12/14)	75	EUR 75,000,000	$64,249
Euribor (03/15)	18	18,000,000	1,626
Euribor (06/15)	15	15,000,000	228
Eurodollar (06/15)	2,217	$2,217,000,000	1,017,943
Eurodollar (09/15)	409	409,000,000	211,876
Eurodollar (12/15)	1,968	1,968,000,000	19,126
Eurodollar (03/16)	676	676,000,000	(2,776)
Eurodollar (06/16)	56	56,000,000	606
Eurodollar (09/16)	37	37,000,000	200
U.S. Treasury 10-Year Notes (03/13)	59	5,900,000	(53)

			1,313,025

Short Futures Outstanding
Euro-Bund 10-Year Notes (03/13)	486	EUR 48,600,000	(571,317)

Total Futures Contracts			$741,708

(g)	A reverse repurchase agreement outstanding as of December 31, 2012 was as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Repurchase Amount	Principal Amount
JPM	0.160%	12/17/12	01/15/13	$73,851,517	$73,842,000

(h)	The average amount of borrowings by the portfolio on reverse repurchase agreements while outstanding during the year ended December 31, 2012 was $33,780,478 at a weighted average interest rate of 0.148%. The average amount of borrowings by the portfolio on sale-buyback financing transactions (See Note 4 in Notes to Financial Statements) outstanding during the year ended December 31, 2012 was $76,174,590 at a weighted average interest rate of 0.082%.

(i)	Forward foreign currency contracts outstanding as of December 31, 2012 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
CAD	338,000	USD	341,780	03/13	HSB	($2,539)
CNY	60,000,000	USD	9,457,010	02/13	JPM	154,832
CNY	67,903,046	USD	10,691,709	02/13	RBS	186,180
DKK	1,439,000	USD	255,201	02/13	JPM	(442)
DKK	297,000	USD	52,526	02/13	RBC	54
EUR	113,206,000	USD	150,054,553	01/13	BOA	(628,204)
EUR	4,497,000	USD	5,885,116	01/13	JPM	50,703
EUR	307,000	USD	397,463	01/13	RBC	7,762
EUR	7,395,000	USD	9,667,225	01/13	RBS	93,811
EUR	113,207,000	USD	150,452,103	01/13	UBS	(1,024,434)
EUR	4,513,000	USD	5,951,248	02/13	RBS	7,315
GBP	2,112,000	USD	3,399,370	03/13	DUB	30,749

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
MXN	406,593,844	USD	30,704,812	04/13	DUB	$486,939
MXN	141,710,504	USD	10,995,502	04/13	HSB	(124,213)
MXN	2,039,159	USD	154,443	04/13	HSB	1,991
MXN	5,393,080	USD	419,222	04/13	JPM	(5,493)
MXN	28,588,748	USD	2,184,849	04/13	JPM	8,330
MXN	1,326,722	USD	100,742	04/13	MSC	1,037
MXN	9,325,039	USD	711,563	04/13	UBS	3,805
USD	371,809,606	BRL	764,552,093	02/13	HSB	(27,124)
USD	6,908,958	BRL	14,183,400	02/13	UBS	10,920
USD	4,764,989	CAD	4,709,000	03/13	BRC	38,704
USD	152,532,535	CAD	150,317,000	03/13	DUB	1,663,772
USD	48,921,519	CAD	48,310,000	03/13	RBC	434,189
USD	3,169,751	CNY	20,004,296	02/13	BRC	(34,885)
USD	4,500,000	CNY	28,327,500	02/13	CSF	(37,991)
USD	12,600,000	CNY	79,571,250	02/13	UBS	(147,104)
USD	18,517,387	DKK	107,886,000	02/13	CIT	(582,660)
USD	18,522,938	DKK	107,885,000	02/13	RBC	(576,932)
USD	65,752,812	EUR	50,773,000	01/13	BNP	(1,265,050)
USD	227,672,048	EUR	176,502,000	01/13	BOA	(5,301,907)
USD	1,002,728	EUR	775,000	01/13	BRC	(20,234)
USD	9,834,198	EUR	7,468,000	01/13	CSF	(23,194)
USD	281,701	EUR	214,000	01/13	MSC	(768)
USD	26,994,022	EUR	21,780,000	01/13	UBS	(1,760,459)
USD	150,103,798	EUR	113,206,000	02/13	BOA	636,694
USD	1,148,289	EUR	871,000	02/13	BRC	(1,702)
USD	150,497,952	EUR	113,207,000	02/13	UBS	1,029,528
USD	5,048,900	EUR	4,000,000	08/13	BNP	(242,247)
USD	11,810,160	EUR	9,400,000	09/13	BOA	(626,933)
USD	60,967,020	EUR	47,237,546	09/13	UBS	(1,538,878)
USD	2,653,119	EUR	2,100,000	04/14	BNP	(132,731)
USD	2,027,760	EUR	1,600,000	04/14	CIT	(94,793)
USD	3,793,590	EUR	3,000,000	06/14	BNP	(189,616)
USD	3,170,000	EUR	2,500,000	06/14	CSF	(149,339)
USD	2,656,500	EUR	2,100,000	07/14	BNP	(132,866)
USD	2,024,960	EUR	1,600,000	08/14	BNP	(101,185)
USD	15,717,582	GBP	9,814,000	03/13	JPM	(221,426)
USD	22,091,955	JPY	1,811,854,000	01/13	DUB	1,176,581
USD	791,227	JPY	67,750,000	01/13	HSB	9,146
USD	48,504,266	JPY	3,880,000,000	02/13	BOA	3,702,616
USD	23,051,953	JPY	1,840,000,000	02/13	CIT	1,807,156
USD	7,890,801	JPY	630,000,000	02/13	UBS	616,767
USD	61,682,877	MXN	802,247,501	04/13	UBS	138,647

Total Forward Foreign Currency Contracts						($2,697,121)

(j)	Transactions in written options for the year ended December 31, 2012 were as follows:

	Number of Contracts	Notional Amount in $	Notional Amount in EUR	Premium
Outstanding, December 31, 2011	877	2,992,100,000	-	$24,762,520
Call Options Written	771	549,500,000	9,900,000	1,564,713
Put Options Written	771	1,456,600,000	9,900,000	7,600,698
Call Options Exercised	-	(273,800,000)	-	(587,167)
Call Options Closed	(771)	(259,600,000)	(9,900,000)	(855,991)
Put Options Closed	(1,648)	(3,870,700,000)	-	(28,467,953)

Outstanding, December 31, 2012	-	594,100,000	9,900,000	$4,016,820

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(k)	Premiums received and value of written options outstanding as of December 31, 2012 were as follows:

Inflation Floor/Cap Options

Description	Strike Index	Exercise Index	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - OTC U.S. CPI Urban Consumers NSA	215.95	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	03/10/20	DUB	$4,200,000	$31,500	($8,898)
Floor - OTC U.S. CPI Urban Consumers NSA	215.95	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	03/12/20	CIT	11,600,000	98,160	(22,124)
Floor - OTC U.S. CPI Urban Consumers NSA	216.69	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	04/07/20	CIT	27,900,000	248,820	(54,143)
Floor - OTC U.S. CPI Urban Consumers NSA	217.97	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	09/29/20	CIT	12,300,000	158,670	(24,358)
Floor - OTC U.S. CPI Urban Consumers NSA	218.01	Maximum of [(1+0.00%)[10] - Inflation Adjustment] or $0	10/13/20	DUB	12,500,000	122,500	(29,719)

						$659,650	($139,242)

Interest Rate Swaptions

Description	Pay/Receive Floating Rate Based on 3-Month USD-LIBOR	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - OTC 10-Year Interest Rate Swap	Receive	1.500%	05/30/13	RBS	$16,100,000	$121,555	($42,398)

Put - OTC 5-Year Interest Rate Swap	Pay	1.200%	03/18/13	BOA	87,100,000	374,158	(76,195)
Put - OTC 5-Year Interest Rate Swap	Pay	1.200%	03/18/13	DUB	44,600,000	163,905	(39,016)
Put - OTC 5-Year Interest Rate Swap	Pay	1.200%	03/18/13	MSC	63,600,000	346,536	(55,637)
Put - OTC 5-Year Interest Rate Swap	Pay	1.200%	03/18/13	RBS	27,900,000	141,592	(24,407)
Put - OTC 5-Year Interest Rate Swap	Pay	1.400%	03/18/13	CSF	1,400,000	27,020	(441)
Put - OTC 5-Year Interest Rate Swap	Pay	1.400%	03/18/13	MSC	19,100,000	370,540	(6,015)
Put - OTC 7-Year Interest Rate Swap	Pay	1.650%	03/18/13	BOA	5,700,000	17,100	(12,644)
Put - OTC 5-Year Interest Rate Swap	Pay	2.000%	03/18/13	DUB	34,300,000	322,254	(251)
Put - OTC 1-Year Interest Rate Swap	Pay	2.250%	05/28/13	BOA	97,900,000	484,605	(39)
Put - OTC 5-Year Interest Rate Swap	Pay	1.750%	05/30/13	RBS	60,600,000	449,580	(32,518)
Put - OTC 2-Year Interest Rate Swap	Pay	1.200%	07/11/13	DUB	67,300,000	474,987	(7,672)

	Based on 3-Month EUR-LIBOR
Put - OTC 5-Year Interest Rate Swap	Pay	1.100%	01/21/13	CIT	EUR 7,700,000	48,922	(101)
Put - OTC 5-Year Interest Rate Swap	Pay	1.100%	01/21/13	CSF	2,200,000	14,416	(29)

						3,235,615	(254,965)

						$3,357,170	($297,363)

Total Written Options						$4,016,820	($436,605)

(l)	Swap agreements outstanding as of December 31, 2012 were as follows:

Credit Default Swaps on Corporate Issues – Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/12 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CNA Financial Corp	0.470%	12/20/14	CIT	0.509%	$4,000,000	$2,477	$-	$2,477
Everest Reinsurance Holdings Inc	0.535%	12/20/14	BRC	0.474%	2,000,000	(2,772)	-	(2,772)
CNA Financial Corp	0.630%	12/20/14	BOA	0.509%	5,000,000	(12,955)	-	(12,955)
Masco Corp	0.915%	12/20/16	CSF	1.689%	3,200,000	93,973	-	93,973
Rohm & Haas Co	0.580%	09/20/17	UBS	0.441%	5,000,000	(33,367)	-	(33,367)
Marks & Spencer PLC	0.950%	12/20/17	RBC	1.683%	10,000,000	344,228	-	344,228

						$391,584	$-	$391,584

Credit Default Swaps on Corporate, Sovereign and U. S. Treasury Obligation Issues – Sell Protection (2)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/12 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley	1.000%	03/20/13	DUB	0.393%	$400,000	$665	($17,772)	$18,437
MetLife Inc	1.000%	09/20/13	JPM	0.279%	9,030,000	50,392	(506,399)	556,791
General Electric Capital Corp	4.000%	12/20/13	CIT	0.220%	4,600,000	176,149	-	176,149

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/12 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
General Electric Capital Corp	4.200%	12/20/13	CIT	0.220%	$11,400,000	$459,600	$-	$459,600
General Electric Capital Corp	4.230%	12/20/13	DUB	0.220%	7,700,000	312,767	-	312,767
General Electric Capital Corp	4.325%	12/20/13	CIT	0.220%	7,200,000	299,374	-	299,374
General Electric Capital Corp	4.400%	12/20/13	BRC	0.220%	13,400,000	567,331	-	567,331
General Electric Capital Corp	4.500%	12/20/13	BRC	0.220%	16,900,000	732,605	-	732,605
General Electric Capital Corp	4.700%	12/20/13	BRC	0.220%	13,500,000	612,519	-	612,519
General Electric Capital Corp	4.850%	12/20/13	CIT	0.220%	5,900,000	276,643	-	276,643
General Electric Capital Corp	4.900%	12/20/13	DUB	0.220%	2,800,000	132,704	-	132,704
MetLife Inc	1.000%	06/20/14	DUB	0.550%	15,000,000	104,470	(66,241)	170,711
MetLife Inc	1.000%	12/20/14	CIT	0.730%	8,600,000	48,611	(221,596)	270,207
MetLife Inc	1.000%	12/20/14	CSF	0.730%	17,700,000	100,049	(349,232)	449,281
Berkshire Hathaway Finance Inc	1.000%	03/20/15	BOA	0.671%	4,300,000	32,737	(75,980)	108,717
Mexico Government	1.000%	03/20/15	BRC	0.451%	3,000,000	37,558	(67,496)	105,054
Mexico Government	1.000%	03/20/15	CIT	0.451%	3,000,000	37,558	(68,880)	106,438
Mexico Government	1.000%	03/20/15	DUB	0.451%	1,500,000	18,779	(34,440)	53,219
Berkshire Hathaway Finance Inc	1.000%	03/20/15	GSC	0.671%	2,200,000	16,749	(38,874)	55,623
China Government	1.000%	03/20/15	MSC	0.217%	1,700,000	30,187	(25,506)	55,693
Berkshire Hathaway Finance Inc	1.000%	03/20/15	UBS	0.671%	2,200,000	16,749	(39,880)	56,629
China Government	1.000%	06/20/15	BOA	0.253%	4,500,000	84,689	75,362	9,327
China Government	1.000%	06/20/15	CIT	0.253%	1,000,000	18,820	16,386	2,434
Brazilian Government	1.000%	06/20/15	CSF	0.604%	13,400,000	135,265	(282,871)	418,136
Brazilian Government	1.000%	06/20/15	JPM	0.604%	8,400,000	84,793	(92,192)	176,985
China Government	1.000%	06/20/15	RBS	0.253%	2,200,000	41,403	37,125	4,278
U.S. Treasury Notes	0.250%	09/20/15	UBS	0.197%	EUR 10,100,000	20,320	(62,585)	82,905
Brazilian Government	1.000%	09/20/15	BOA	0.648%	$700,000	6,915	(6,372)	13,287
Mexico Government	1.000%	09/20/15	BOA	0.551%	300,000	3,758	(4,244)	8,002
Brazilian Government	1.000%	09/20/15	BRC	0.648%	2,300,000	22,721	(19,842)	42,563
Brazilian Government	1.000%	09/20/15	CIT	0.648%	1,000,000	9,879	(15,694)	25,573
Mexico Government	1.000%	09/20/15	CIT	0.551%	1,000,000	12,528	(15,080)	27,608
Indonesia Government	1.000%	09/20/15	DUB	0.620%	1,000,000	10,633	(23,587)	34,220
Brazilian Government	1.000%	09/20/15	HSB	0.648%	2,600,000	25,684	(25,870)	51,554
Brazilian Government	1.000%	09/20/15	JPM	0.648%	2,900,000	28,648	(29,862)	58,510
Brazilian Government	1.000%	09/20/15	UBS	0.648%	600,000	5,927	(5,677)	11,604
Mexico Government	1.000%	09/20/15	UBS	0.551%	500,000	6,264	(7,073)	13,337
Brazilian Government	1.000%	12/20/15	BRC	0.684%	13,000,000	125,659	(75,003)	200,662
Japanese Government	1.000%	12/20/15	GSC	0.435%	3,200,000	54,636	78,276	(23,640)
Mexico Government	1.000%	12/20/15	GSC	0.588%	4,500,000	56,392	(121,173)	177,565
Brazilian Government	1.000%	12/20/15	MSC	0.684%	12,900,000	124,692	(74,426)	199,118
France Government	0.250%	03/20/16	BOA	0.467%	1,600,000	(11,014)	(64,735)	53,721
China Government	1.000%	03/20/16	BNP	0.327%	400,000	8,783	4,839	3,944
American International Group Inc	1.000%	03/20/16	BOA	0.827%	13,000,000	75,846	(458,563)	534,409
Japanese Government	1.000%	03/20/16	BOA	0.458%	900,000	15,941	12,448	3,493
Brazilian Government	1.000%	03/20/16	BRC	0.715%	6,000,000	56,721	(40,216)	96,937
China Government	1.000%	03/20/16	BRC	0.327%	800,000	17,565	9,560	8,005
American International Group Inc	1.000%	03/20/16	CIT	0.827%	12,900,000	75,263	(460,757)	536,020
Mexico Government	1.000%	03/20/16	DUB	0.619%	12,300,000	154,170	(90,237)	244,407
Mexico Government	1.000%	03/20/16	HSB	0.619%	18,000,000	225,615	(133,510)	359,125
Japanese Government	1.000%	03/20/16	JPM	0.458%	2,000,000	35,423	17,580	17,843
United Kingdom Index-Linked Treasury Gilt	1.000%	06/20/16	BOA	0.253%	6,800,000	178,340	139,356	38,984
Indonesia Government	1.000%	06/20/16	BRC	0.787%	6,400,000	48,946	(101,386)	150,332
China Government	1.000%	06/20/16	CIT	0.376%	8,100,000	177,701	87,333	90,368
Mexico Government	1.000%	06/20/16	CIT	0.669%	6,200,000	72,780	(13,370)	86,150
China Government	1.000%	06/20/16	DUB	0.376%	7,500,000	164,538	79,079	85,459
United Kingdom Index-Linked Treasury Gilt	1.000%	06/20/16	DUB	0.253%	41,800,000	1,096,267	860,333	235,934
Brazilian Government	1.000%	06/20/16	HSB	0.771%	6,400,000	52,649	(218,162)	270,811
China Government	1.000%	06/20/16	JPM	0.376%	1,800,000	39,489	19,376	20,113
China Government	1.000%	06/20/16	RBS	0.376%	1,800,000	39,489	18,942	20,547
United Kingdom Index-Linked Treasury Gilt	1.000%	06/20/16	UBS	0.253%	74,100,000	1,943,382	1,282,003	661,379
U.S. Treasury Notes	0.250%	09/20/16	UBS	0.255%	EUR 13,600,000	(2,029)	(190,345)	188,316
China Government	1.000%	09/20/16	DUB	0.417%	$1,500,000	32,880	8,287	24,593
China Government	1.000%	09/20/16	GSC	0.417%	500,000	10,960	2,679	8,281
Mexico Government	1.000%	09/20/16	GSC	0.712%	2,300,000	25,182	(11,064)	36,246
China Government	1.000%	09/20/16	JPM	0.417%	3,200,000	70,145	18,578	51,567
China Government	1.000%	09/20/16	MSC	0.417%	1,600,000	35,072	8,159	26,913
Indonesia Government	1.000%	09/20/16	MSC	0.867%	4,400,000	22,906	(336,028)	358,934
Mexico Government	1.000%	09/20/16	MSC	0.712%	4,600,000	50,365	(20,427)	70,792
China Government	1.000%	09/20/16	RBS	0.417%	1,000,000	21,920	6,952	14,968

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/12 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
China Government	1.000%	09/20/16	UBS	0.417%	$100,000	$2,192	$519	$1,673
Mexico Government	1.000%	09/20/16	UBS	0.712%	1,200,000	13,139	(5,265)	18,404
Japanese Government	1.000%	03/20/17	BOA	0.616%	22,400,000	366,331	(161,342)	527,673
Japanese Government	1.000%	03/20/17	GSC	0.616%	5,600,000	91,583	(37,492)	129,075
Japanese Government	1.000%	03/20/17	MSC	0.616%	10,200,000	166,811	(75,276)	242,087
Mexico Government	1.000%	06/20/17	CSF	0.840%	800,000	5,895	(7,643)	13,538
The Goldman Sachs Group Inc	1.000%	06/20/17	CSF	1.373%	10,000,000	(157,534)	(945,393)	787,859
Mexico Government	1.000%	06/20/17	DUB	0.840%	1,200,000	8,842	(12,050)	20,892
Mexico Government	1.000%	06/20/17	GSC	0.840%	2,000,000	14,737	(20,967)	35,704
Panama Government	1.000%	06/20/17	GSC	0.856%	7,085,000	47,126	(48,734)	95,860
Russian Foreign Bond	1.000%	06/20/17	GSC	1.165%	500,000	(3,426)	(34,502)	31,076
Reynolds American Inc	1.280%	06/20/17	BOA	0.844%	3,600,000	70,324	-	70,324
Reynolds American Inc	1.280%	06/20/17	CIT	0.844%	3,500,000	68,371	-	68,371
UnitedHealth Group Inc	1.000%	03/20/18	BOA	0.718%	10,000,000	146,811	(63,269)	210,080
MetLife Inc	1.000%	03/20/18	DUB	1.590%	7,200,000	(207,476)	(408,988)	201,512

						$10,312,843	($3,550,396)	$13,863,239

Credit Default Swaps on Credit Indices – Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Notional Amount (4)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Depreciation
CME - Dow Jones CDX HY17 5Y	5.000%	12/20/16	CME	$2,592,000	($75,569)	$162,000	($237,569)
CME - Dow Jones CDX IG18 5Y	1.000%	06/20/17	CME	226,300,000	(1,595,703)	1,156,888	(2,752,591)
CME - Dow Jones CDX HY18 5Y	5.000%	06/20/17	CME	48,015,000	(845,888)	1,919,653	(2,765,541)
CME - Dow Jones CDX IG19 5Y	1.000%	12/20/17	CME	417,100,000	(1,056,165)	(747,128)	(309,037)
CME - Dow Jones CDX HY19 5Y	5.000%	12/20/17	CME	1,300,000	(7,059)	(4,875)	(2,184)

					($3,580,384)	$2,486,538	($6,066,922)

Credit Default Swaps on Credit Indices – Sell Protection (2)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Notional Amount (4)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC - Dow Jones CDX IG10 5Y	0.463%	06/20/13	GSC	$6,076,343	$14,188	$ -	$14,188
OTC - Dow Jones CDX IG10 5Y	0.530%	06/20/13	DUB	4,918,944	13,170	-	13,170
OTC - Dow Jones CDX EM12 5Y	5.000%	12/20/14	DUB	2,100,000	132,303	210,450	(78,147)
OTC - Dow Jones CDX EM13 5Y	5.000%	06/20/15	BRC	9,400,000	725,813	1,038,600	(312,787)
OTC - Dow Jones CDX EM13 5Y	5.000%	06/20/15	CSF	800,000	61,771	100,000	(38,229)
OTC - Dow Jones CDX EM13 5Y	5.000%	06/20/15	DUB	6,400,000	494,171	697,200	(203,029)
OTC - Dow Jones CDX EM13 5Y	5.000%	06/20/15	GSC	300,000	23,165	37,350	(14,185)
OTC - Dow Jones CDX EM13 5Y	5.000%	06/20/15	HSB	35,400,000	2,733,383	2,948,700	(215,317)
OTC - Dow Jones CDX EM13 5Y	5.000%	06/20/15	JPM	2,500,000	193,036	287,600	(94,564)
OTC - Dow Jones CDX EM13 5Y	5.000%	06/20/15	MSC	15,000,000	1,158,213	1,743,250	(585,037)
OTC - Dow Jones CDX IG9 10Y	0.548%	12/20/17	GSC	3,761,546	62,203	-	62,203
OTC - CMBX NA AAA 3	0.080%	12/13/49	BOA	2,400,000	(103,243)	(138,750)	35,507

					$5,508,173	$6,924,400	($1,416,227)

Total Credit Default Swaps					$12,632,216	$5,860,542	$6,771,674

(1)	If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on corporate issues, sovereign issues of an emerging country and U.S. Treasury Obligation issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(4)	The maximum potential amount the portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and is a representation of the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the year end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Floating Rate Index	Counter- party	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CME- 3-Month USD-LIBOR	CME	Pay	1.500%	03/18/16	$527,300,000	$4,006,341	$2,969,505	$1,036,836
OTC- 28-Day Mexico Interbank TIIE Banxico	BRC	Pay	5.600%	09/06/16	MXN 24,100,000	26,511	12,013	14,498
OTC- 28-Day Mexico Interbank TIIE Banxico	HSB	Pay	5.600%	09/06/16	337,200,000	370,928	128,118	242,810
OTC- 28-Day Mexico Interbank TIIE Banxico	BRC	Pay	5.000%	09/13/17	4,900,000	(4,446)	(2,848)	(1,598)
OTC- 28-Day Mexico Interbank TIIE Banxico	HSB	Pay	5.000%	09/13/17	14,800,000	(13,429)	(9,434)	(3,995)
OTC- 28-Day Mexico Interbank TIIE Banxico	BRC	Pay	5.500%	09/13/17	33,000,000	24,684	(7,366)	32,050
OTC- 28-Day Mexico Interbank TIIE Banxico	HSB	Pay	5.500%	09/13/17	10,000,000	7,480	(2,246)	9,726
OTC- 28-Day Mexico Interbank TIIE Banxico	MSC	Pay	5.500%	09/13/17	33,000,000	24,684	(7,734)	32,418
OTC- 1-Day USD-Federal Funds Rate Compounded-OIS	GSC	Pay	1.000%	10/15/17	$1,700,000	668	(1,608)	2,276
OTC- 1-Day USD-Federal Funds Rate Compounded-OIS	MSC	Pay	1.000%	10/15/17	57,700,000	22,670	(173,480)	196,150
OTC- 28-Day Mexico Interbank TIIE Banxico	MSC	Pay	6.350%	06/02/21	MXN 160,000,000	563,363	241,346	322,017
OTC- 28-Day Mexico Interbank TIIE Banxico	BOA	Pay	5.500%	09/02/22	20,400,000	(33,787)	(30,763)	(3,024)
OTC- 28-Day Mexico Interbank TIIE Banxico	MSC	Pay	5.500%	09/02/22	67,000,000	(110,968)	(109,423)	(1,545)
OTC- 28-Day Mexico Interbank TIIE Banxico	BRC	Pay	5.750%	09/02/22	38,000,000	(6,777)	(5,253)	(1,524)
OTC- 28-Day Mexico Interbank TIIE Banxico	UBS	Pay	5.750%	09/02/22	23,000,000	(4,102)	(3,774)	(328)
CME- 3-Month USD-LIBOR	CME	Receive	2.500%	12/19/42	$300,400,000	18,418,053	5,300,320	13,117,733

Total Interest Rate Swaps						$23,291,873	$8,297,373	$14,994,500

Total Swap Agreements						$35,924,089	$14,157,915	$21,766,174

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(m)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks
	Financials	$3,675,107	$-	$1,964,438	$1,710,669
	Convertible Preferred Stocks (1)	61,250,000	61,250,000	-	-
	Corporate Bonds & Notes	1,135,625,348	-	1,135,625,348	-
	Senior Loan Notes	17,949,366	-	17,949,366	-
	Mortgage-Backed Securities	3,028,486,026	-	3,012,632,396	15,853,630
	Asset-Backed Securities	82,756,501	-	82,756,501	-
	U.S. Government Agency Issues	207,738,413	-	207,738,413	-
	U.S. Treasury Obligations	1,150,033,067	-	1,150,033,067	-
	Foreign Government Bonds & Notes	1,095,756,864	-	1,095,756,864	-
	Municipal Bonds	206,579,433	-	206,579,433	-
	Short-Term Investments	97,239,176	-	97,239,176	-
	Derivatives:
	Credit Contracts
	Swaps	16,746,416	-	16,746,416	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	12,298,228	-	12,298,228	-
	Interest Rate Contracts
	Futures	1,315,854	1,315,854	-	-
	Swaps	23,465,382	-	23,465,382	-

	Total Interest Rate Contracts	24,781,236	1,315,854	23,465,382	-

	Total Assets - Derivatives	53,825,880	1,315,854	52,510,026	-

	Total Assets	7,140,915,181	62,565,854	7,060,785,028	17,564,299

Liabilities	Derivatives:
	Credit Contracts
	Swaps	(4,114,200)	-	(4,114,200)	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(14,995,349)	-	(14,995,349)	-
	Interest Rate Contracts
	Futures	(574,146)	(574,146)	-	-
	Written Options	(436,605)	-	(297,363)	(139,242)
	Swaps	(173,509)	-	(173,509)	-

	Total Interest Rate Contracts	(1,184,260)	(574,146)	(470,872)	(139,242)

	Total Liabilities - Derivatives	(20,293,809)	(574,146)	(19,580,421)	(139,242)

	Total Liabilities	(20,293,809)	(574,146)	(19,580,421)	(139,242)

	Total	$7,120,621,372	$61,991,708	$7,041,204,607	$17,425,057

Certain of the portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such liabilities are categorized within the three-tier hierarchy of inputs as follows:

		Total Value at December 31, 2012	Level 1	Level 2	Level 3
Liabilities	Sale-Buyback Financing Transactions	($194,501,310)	$-	($194,501,310)	$-
	Reverse Repurchase Agreements	(73,842,000)	-	(73,842,000)	-

	Total	($268,343,310)	$-	($268,343,310)	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments

December 31, 2012

	Principal Amount	Value
CORPORATE BONDS & NOTES - 48.7%

Consumer Discretionary - 2.7%

CBS Corp 1.950% due 07/01/17	$2,015,000	$2,054,355
Cox Communications Inc 5.450% due 12/15/14	3,425,000	3,737,004
D.R. Horton Inc 4.750% due 05/15/17	5,750,000	6,138,125
DIRECTV Holdings LLC 4.750% due 10/01/14	8,125,000	8,678,889
Dollar General Corp 4.125% due 07/15/17	4,480,000	4,726,400
Easton-Bell Sports Inc 9.750% due 12/01/16	1,725,000	1,856,704
NBCUniversal Media LLC 2.100% due 04/01/14	7,050,000	7,181,243
Speedway Motorsports Inc 8.750% due 06/01/16	1,860,000	1,997,175
Staples Inc 9.750% due 01/15/14	5,500,000	5,981,080
TCM Sub LLC 3.550% due 01/15/15 ~	8,005,000	8,368,707
The Interpublic Group of Cos Inc 2.250% due 11/15/17	3,820,000	3,767,964
6.250% due 11/15/14	4,848,000	5,272,200
Thomson Reuters Corp (Canada) 5.950% due 07/15/13	3,500,000	3,598,914
Time Warner Cable Inc 7.500% due 04/01/14	1,530,000	1,658,339
8.250% due 02/14/14	1,168,000	1,265,578

		66,282,677

Consumer Staples - 3.2%

Altria Group Inc 8.500% due 11/10/13	5,625,000	5,994,484
Anheuser-Busch InBev Worldwide Inc 1.500% due 07/14/14	4,695,000	4,764,617
BAT International Finance PLC (United Kingdom) 1.400% due 06/05/15 ~	7,085,000	7,190,871
8.125% due 11/15/13 ~	7,361,000	7,809,697
Bunge Ltd Finance Corp 3.200% due 06/15/17	2,665,000	2,783,241
5.350% due 04/15/14	7,033,000	7,402,901
5.875% due 05/15/13	3,457,000	3,518,638
Coca-Cola Amatil Ltd (Australia) 3.250% due 11/02/14 ~	8,145,000	8,436,404
Heineken NV (Netherlands) 1.400% due 10/01/17 ~	3,845,000	3,836,372
Kraft Foods Group Inc 1.625% due 06/04/15 ~	5,345,000	5,443,204
Molson Coors Brewing Co 2.000% due 05/01/17	4,415,000	4,526,015
Pernod-Ricard SA (France) 2.950% due 01/15/17 ~	6,600,000	6,945,886
Reynolds American Inc 1.050% due 10/30/15	1,310,000	1,310,396
SABMiller Holdings Inc 1.850% due 01/15/15 ~	7,885,000	8,043,764

		78,006,490

Energy - 5.9%

Anadarko Petroleum Corp 6.375% due 09/15/17	5,805,000	6,938,937
Apache Corp 1.750% due 04/15/17	1,370,000	1,407,790
BG Energy Capital PLC (United Kingdom) 2.875% due 10/15/16 ~	6,400,000	6,758,970

	Principal Amount	Value
Bill Barrett Corp 9.875% due 07/15/16	$1,750,000	$1,907,500
BP Capital Markets PLC (United Kingdom) 1.375% due 11/06/17	5,600,000	5,609,391
Canadian Natural Resources Ltd (Canada) 1.450% due 11/14/14	2,395,000	2,430,166
5.700% due 05/15/17	5,985,000	7,054,897
DCP Midstream LLC 9.700% due 12/01/13 ~	3,090,000	3,329,450
DCP Midstream Operating LP 2.500% due 12/01/17	2,100,000	2,090,441
Devon Energy Corp 1.875% due 05/15/17	3,020,000	3,080,823
Ensco PLC (United Kingdom) 3.250% due 03/15/16	7,585,000	8,047,275
Enterprise Products Operating LLC 1.250% due 08/13/15	3,930,000	3,956,366
5.650% due 04/01/13	5,950,000	6,016,723
6.375% due 02/01/13	2,622,000	2,632,506
Gazprom OAO (Luxembourg) 4.950% due 05/23/16 ~	4,880,000	5,252,100
GlobalSantaFe Corp (Cayman) 5.000% due 02/15/13	1,800,000	1,808,672
Kinder Morgan Energy Partners LP 3.500% due 03/01/16	1,040,000	1,112,328
5.125% due 11/15/14	2,985,000	3,216,391
Korea National Oil Corp (South Korea) 4.000% due 10/27/16 ~	1,070,000	1,160,794
Magellan Midstream Partners LP 6.450% due 06/01/14	2,610,000	2,782,996
Marathon Oil Corp 0.900% due 11/01/15	4,970,000	4,977,057
Noble Corp (Cayman) 5.875% due 06/01/13	40,000	40,837
Noble Holding International Ltd (Cayman) 2.500% due 03/15/17	770,000	795,207
3.450% due 08/01/15	3,813,000	4,020,233
7.375% due 03/15/14	700,000	752,415
Occidental Petroleum Corp 1.750% due 02/15/17	4,090,000	4,196,864
Petrohawk Energy Corp 7.250% due 08/15/18	7,800,000	8,812,775
10.500% due 08/01/14	1,650,000	1,757,889
Phillips 66 1.950% due 03/05/15 ~	3,415,000	3,486,080
Pioneer Natural Resources Co 5.875% due 07/15/16	5,805,000	6,585,854
Regency Energy Partners LP 9.375% due 06/01/16	488,000	525,820
Rowan Cos Inc 5.000% due 09/01/17	2,035,000	2,262,293
Talisman Energy Inc (Canada) 5.125% due 05/15/15	6,030,000	6,502,734
TransCanada PipeLines Ltd (Canada) 0.875% due 03/02/15	1,455,000	1,464,027
Transocean Inc (Cayman) 2.500% due 10/15/17	2,070,000	2,093,375
4.950% due 11/15/15	4,465,000	4,891,742
5.050% due 12/15/16	1,740,000	1,938,544
5.250% due 03/15/13	4,395,000	4,433,825
Williams Partners LP 3.800% due 02/15/15	3,400,000	3,596,734
Woodside Finance Ltd (Australia) 4.500% due 11/10/14 ~	5,115,000	5,412,647
5.000% due 11/15/13 ~	745,000	769,812

		145,911,280

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Financials - 19.5%

ACE INA Holdings Inc 5.875% due 06/15/14	$3,000,000	$3,222,846
Aflac Inc 2.650% due 02/15/17	920,000	967,766
Ally Financial Inc 3.125% due 01/15/16	6,000,000	6,009,402
American Express Credit Corp 1.750% due 06/12/15	3,590,000	3,667,117
5.125% due 08/25/14	5,650,000	6,055,501
American International Group Inc 3.000% due 03/20/15	1,390,000	1,447,001
4.250% due 09/15/14	8,475,000	8,934,930
American Tower Corp REIT 4.625% due 04/01/15	11,574,000	12,308,486
Bank of America Corp 1.500% due 10/09/15	9,805,000	9,860,996
Bank of Nova Scotia (Canada) 0.750% due 10/09/15	5,815,000	5,786,623
Barclays Bank PLC (United Kingdom) 5.200% due 07/10/14	14,020,000	14,923,028
BB&T Corp 1.600% due 08/15/17	3,130,000	3,169,936
5.700% due 04/30/14	6,345,000	6,764,715
Berkshire Hathaway Inc 2.200% due 08/15/16	11,000,000	11,484,055
Boston Properties LP REIT 5.000% due 06/01/15	5,860,000	6,405,361
Capital One Financial Corp 2.125% due 07/15/14	647,000	658,882
2.150% due 03/23/15	5,485,000	5,601,436
7.375% due 05/23/14	5,075,000	5,522,579
CIT Group Inc 4.750% due 02/15/15 ~	3,770,000	3,939,650
Citigroup Inc 0.593% due 11/05/14 §	6,800,000	6,752,087
1.238% due 04/01/14 §	3,518,000	3,522,992
CNH Capital LLC 3.875% due 11/01/15 ~	8,230,000	8,528,337
Commonwealth Bank of Australia (Australia) 1.900% due 09/18/17	3,970,000	4,062,120
Daimler Finance North America LLC 0.920% due 03/28/14 § ~	7,320,000	7,337,692
1.875% due 09/15/14 ~	8,005,000	8,139,612
DNB Bank ASA (Norway) 3.200% due 04/03/17 ~	10,220,000	10,892,292
Fifth Third Bancorp 3.625% due 01/25/16	2,690,000	2,875,486
6.250% due 05/01/13	5,445,000	5,548,858
Ford Motor Credit Co LLC 2.750% due 05/15/15	7,465,000	7,622,392
3.000% due 06/12/17	4,180,000	4,297,667
3.875% due 01/15/15	6,325,000	6,598,822
Franklin Resources Inc 1.375% due 09/15/17	1,875,000	1,885,744
General Electric Capital Corp 0.981% due 04/07/14 §	9,860,000	9,916,350
1.875% due 09/16/13	2,125,000	2,146,333
Harley-Davidson Financial Services Inc 1.150% due 09/15/15 ~	5,560,000	5,577,853
HSBC USA Inc 1.625% due 01/16/18	6,730,000	6,741,629
2.375% due 02/13/15	3,900,000	4,013,463
Hyundai Capital America 1.625% due 10/02/15 ~	3,450,000	3,472,777
Hyundai Capital Services Inc (South Korea) 3.500% due 09/13/17 ~	2,410,000	2,546,859
4.375% due 07/27/16 ~	5,000,000	5,380,110

	Principal Amount	Value
JPMorgan Chase & Co 1.058% due 05/02/14 §	$5,140,000	$5,176,962
2.000% due 08/15/17	12,075,000	12,343,802
KeyCorp 3.750% due 08/13/15	3,492,000	3,738,958
Kilroy Realty LP REIT 5.000% due 11/03/15	4,780,000	5,227,776
MetLife Inc 2.375% due 02/06/14	1,550,000	1,579,444
Metropolitan Life Global Funding I 1.700% due 06/29/15 ~	11,010,000	11,245,724
5.125% due 06/10/14 ~	3,725,000	3,961,433
Morgan Stanley 1.916% due 01/24/14 §	16,825,000	16,937,929
National Bank of Canada (Canada) 1.450% due 11/07/17	10,080,000	10,099,233
National Rural Utilities Cooperative Finance Corp 1.000% due 02/02/15	1,015,000	1,022,981
New York Life Global Funding 2.450% due 07/14/16 ~	7,735,000	8,109,622
Nissan Motor Acceptance Corp 1.950% due 09/12/17 ~	6,340,000	6,431,505
Nordea Bank AB (Sweden) 2.125% due 01/14/14 ~	14,815,000	14,960,246
Principal Financial Group Inc 1.850% due 11/15/17	1,225,000	1,232,452
Principal Life Global Funding II 1.000% due 12/11/15 ~	5,575,000	5,570,323
Prudential Financial Inc 2.750% due 01/14/13	6,325,000	6,331,015
5.100% due 09/20/14	5,249,000	5,620,608
Simon Property Group LP REIT 4.200% due 02/01/15	9,171,000	9,729,661
SLM Corp 4.625% due 09/25/17	10,610,000	10,869,807
Societe Generale SA (France) 2.500% due 01/15/14 ~	2,660,000	2,700,272
Sumitomo Mitsui Banking Corp (Japan) 1.900% due 01/12/15 ~	6,500,000	6,633,302
Sun Life Financial Global Funding III LP 0.561% due 10/06/13 § ~	9,335,000	9,315,611
The Goldman Sachs Group Inc 1.312% due 02/07/14 §	3,720,000	3,731,882
1.600% due 11/23/15	11,110,000	11,195,003
The Royal Bank of Scotland Group PLC (United Kingdom) 2.550% due 09/18/15	5,235,000	5,360,635
U.S. Bancorp 2.200% due 11/15/16	9,075,000	9,461,159
UBS AG (Switzerland) 1.313% due 01/28/14 §	8,820,000	8,876,413
Union Bank NA 2.125% due 06/16/17	7,260,000	7,470,867
Ventas Realty LP REIT 2.000% due 02/15/18	1,945,000	1,947,869
3.125% due 11/30/15	4,850,000	5,116,173
Volkswagen International Finance NV (Netherlands) 1.625% due 03/22/15 ~	10,995,000	11,151,041
WEA Finance LLC 5.750% due 09/02/15 ~	5,280,000	5,898,145
Wells Fargo & Co 1.250% due 02/13/15	7,870,000	7,947,449
2.100% due 05/08/17	6,630,000	6,859,411

		478,444,498

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Health Care - 4.5%

AbbVie Inc 1.200% due 11/06/15 ~	$10,165,000	$10,239,194
Aetna Inc 1.500% due 11/15/17	1,320,000	1,323,704
Agilent Technologies Inc 2.500% due 07/15/13	3,700,000	3,733,285
6.500% due 11/01/17	5,905,000	7,143,367
Baxter International Inc 1.850% due 01/15/17	1,910,000	1,969,496
Boston Scientific Corp 4.500% due 01/15/15	13,594,000	14,455,873
Cardinal Health Inc 1.900% due 06/15/17	3,390,000	3,455,647
Catholic Health Initiatives 1.600% due 11/01/17	675,000	683,013
Celgene Corp 1.900% due 08/15/17	15,165,000	15,448,798
Express Scripts Holding Co 2.750% due 11/21/14 ~	5,095,000	5,258,392
3.125% due 05/15/16	2,750,000	2,900,881
6.250% due 06/15/14	4,252,000	4,580,493
Gilead Sciences Inc 2.400% due 12/01/14	4,465,000	4,606,590
Life Technologies Corp 3.375% due 03/01/13	6,510,000	6,529,908
3.500% due 01/15/16	4,365,000	4,596,445
McKesson Corp 0.950% due 12/04/15	1,935,000	1,938,949
UnitedHealth Group Inc 0.850% due 10/15/15	2,155,000	2,163,357
1.875% due 11/15/16	2,145,000	2,210,305
Watson Pharmaceuticals Inc 1.875% due 10/01/17	4,955,000	5,024,018
5.000% due 08/15/14	4,245,000	4,523,956
WellPoint Inc 1.250% due 09/10/15	3,630,000	3,660,830
6.000% due 02/15/14	4,017,000	4,252,617

		110,699,118

Industrials - 2.2%

CSX Corp 5.750% due 03/15/13	3,375,000	3,409,955
Eaton Corp 1.500% due 11/02/17 ~	2,745,000	2,752,779
ERAC USA Finance LLC 1.400% due 04/15/16 ~	505,000	508,745
2.750% due 07/01/13 ~	9,825,000	9,930,796
2.750% due 03/15/17 ~	2,050,000	2,141,198
GATX Corp 3.500% due 07/15/16	4,875,000	5,084,381
General Electric Co 0.850% due 10/09/15	10,740,000	10,784,345
Heathrow Funding Ltd (United Kingdom) 2.500% due 06/25/17 ~	6,920,000	7,151,163
Roper Industries Inc 1.850% due 11/15/17	1,100,000	1,100,044
6.625% due 08/15/13	1,770,000	1,833,343
Southwest Airlines Co 5.250% due 10/01/14	4,000,000	4,258,940
United Air Lines Inc 9.875% due 08/01/13 ~	1,556,000	1,568,643
Waste Management Inc 5.000% due 03/15/14	2,925,000	3,071,171

		53,595,503

	Principal Amount	Value
Information Technology - 1.4%

Altera Corp 1.750% due 05/15/17	$4,020,000	$4,110,486
Autodesk Inc 1.950% due 12/15/17	1,945,000	1,936,878
Broadcom Corp 1.500% due 11/01/13	2,045,000	2,062,634
2.375% due 11/01/15	4,385,000	4,574,059
Fiserv Inc 3.125% due 06/15/16	1,435,000	1,508,268
Hewlett-Packard Co 2.350% due 03/15/15	2,910,000	2,924,332
2.625% due 12/09/14	850,000	860,407
6.125% due 03/01/14	5,000,000	5,257,570
HP Enterprise Services LLC 6.000% due 08/01/13	2,950,000	3,024,724
Xerox Corp 1.130% due 05/16/14 §	1,845,000	1,841,762
2.950% due 03/15/17	800,000	821,368
5.650% due 05/15/13	5,187,000	5,276,408

		34,198,896

Materials - 1.8%

ArcelorMittal (Luxembourg) 5.375% due 06/01/13	3,765,000	3,803,226
Barrick Gold Financeco LLC 6.125% due 09/15/13	3,540,000	3,672,368
CRH America Inc 5.300% due 10/15/13	1,220,000	1,260,543
Eastman Chemical Co 2.400% due 06/01/17	3,870,000	4,001,495
International Paper Co 5.300% due 04/01/15	3,360,000	3,650,106
Rock-Tenn Co 3.500% due 03/01/20 ~	5,145,000	5,284,460
Teck Resources Ltd (Canada) 2.500% due 02/01/18	1,805,000	1,844,046
The Dow Chemical Co 2.500% due 02/15/16	9,250,000	9,621,341
The Sherwin-Williams Co 1.350% due 12/15/17	10,500,000	10,485,436

		43,623,021

Telecommunication Services - 3.5%

America Movil SAB de CV (Mexico) 2.375% due 09/08/16	3,640,000	3,800,488
3.625% due 03/30/15	2,500,000	2,663,093
AT&T Inc 0.875% due 02/13/15	3,760,000	3,779,601
British Telecommunications PLC (United Kingdom) 1.434% due 12/20/13 §	4,285,000	4,321,551
5.150% due 01/15/13	6,500,000	6,509,022
CC Holdings GS V LLC 2.381% due 12/15/17 ~	1,705,000	1,714,690
7.750% due 05/01/17 ~	2,480,000	2,634,814
Crown Castle Towers LLC 4.523% due 01/15/35 ~	7,250,000	7,646,988
Digicel Ltd (Bermuda) 12.000% due 04/01/14 ~	1,650,000	1,802,625
GTP Acquisition Partners I LLC 4.347% due 06/15/41 ~	2,485,000	2,640,490
Rogers Communications Inc (Canada) 6.375% due 03/01/14	12,500,000	13,320,862
SBA Tower Trust 2.933% due 12/15/42 ~	9,280,000	9,718,772
Telecom Italia Capital SA (Luxembourg) 5.250% due 11/15/13	10,175,000	10,480,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Telefonica Emisiones SAU (Spain) 2.582% due 04/26/13	$4,720,000	$4,748,320
5.855% due 02/04/13	7,150,000	7,192,900
Vivendi SA (France) 2.400% due 04/10/15 ~	3,520,000	3,596,021

		86,570,487

Utilities - 4.0%

CenterPoint Energy Resources Corp 7.875% due 04/01/13	10,370,000	10,546,456
CMS Energy Corp 2.750% due 05/15/14	6,235,000	6,354,088
Commonwealth Edison Co 1.625% due 01/15/14	6,000,000	6,066,054
1.950% due 09/01/16	1,605,000	1,656,798
Dominion Resources Inc 1.950% due 08/15/16	2,165,000	2,226,250
DTE Energy Co 1.011% due 06/03/13 §	4,645,000	4,654,295
Duke Energy Corp 1.625% due 08/15/17	2,775,000	2,784,346
2.150% due 11/15/16	6,350,000	6,570,148
Enel Finance International NV (Netherlands) 3.875% due 10/07/14 ~	1,855,000	1,910,743
5.700% due 01/15/13 ~	4,825,000	4,828,073
Georgia Power Co 1.300% due 09/15/13	5,150,000	5,181,456
Great Plains Energy Inc 2.750% due 08/15/13	2,915,000	2,945,669
Iberdrola Finance Ireland Ltd (Ireland) 3.800% due 09/11/14 ~	5,195,000	5,338,159
Korea Hydro & Nuclear Power Co Ltd (South Korea) 3.125% due 09/16/15 ~	4,240,000	4,437,999
MidAmerican Energy Holdings Co 5.000% due 02/15/14	7,054,000	7,388,642
Mississippi Power Co 2.350% due 10/15/16	1,430,000	1,498,277
NextEra Energy Capital Holdings Inc 1.200% due 06/01/15	2,315,000	2,332,851
NiSource Finance Corp 5.400% due 07/15/14	3,539,000	3,772,762
6.150% due 03/01/13	891,000	898,435
Progress Energy Inc 6.050% due 03/15/14	3,448,000	3,660,442
PSEG Power LLC 2.750% due 09/15/16	1,755,000	1,827,269
Sempra Energy 1.068% due 03/15/14 §	6,255,000	6,289,690
Sierra Pacific Power Co 5.450% due 09/01/13	2,106,000	2,174,060
The Southern Co 1.950% due 09/01/16	1,995,000	2,057,202

		97,400,164

Total Corporate Bonds & Notes (Cost $1,173,899,892)		1,194,732,134

MORTGAGE-BACKED SECURITIES - 23.3%

Collateralized Mortgage Obligations - Commercial - 4.4%

Banc of America Merrill Lynch Commercial Mortgage Inc 4.668% due 07/10/43 "	2,070,000	2,254,329
Bear Stearns Commercial Mortgage Securities 4.674% due 06/11/41 "	465,000	504,776
4.978% due 07/11/42 " §	4,200,000	4,461,057
5.116% due 02/11/41 " §	3,695,000	4,019,373

	Principal Amount	Value
Citigroup Commercial Mortgage Trust 5.360% due 04/15/40 " §	$4,070,000	$4,279,690
Commercial Mortgage Trust 5.167% due 06/10/44 " §	1,555,000	1,702,060
5.357% due 07/10/37 " §	12,755,000	13,521,754
DBUBS Mortgage Trust 2.238% due 08/10/44 "	1,698,247	1,743,656
GE Capital Commercial Mortgage Corp 4.772% due 06/10/48 " §	3,730,000	4,028,169
GMAC Commercial Mortgage Securities Inc Trust 4.079% due 05/10/36 "	1,320,657	1,324,747
Greenwich Capital Commercial Funding Corp 5.867% due 07/10/38 " §	2,415,000	2,779,426
JPMorgan Chase Commercial Mortgage Securities Corp 1.031% due 05/15/45 "	642,343	647,582
1.525% due 07/15/46 " ~	4,497,324	4,558,375
5.366% due 06/12/41 " §	5,255,000	5,554,719
5.481% due 12/12/44 " §	2,510,000	2,826,632
Morgan Stanley Capital I Trust 1.480% due 06/15/44 " ~	2,896,837	2,938,146
4.700% due 07/15/56 "	12,800,000	13,706,765
4.780% due 12/13/41 "	5,259,000	5,611,758
5.731% due 07/12/44 " §	12,025,000	13,822,052
Wachovia Bank Commercial Mortgage Trust 5.088% due 08/15/41 " §	13,000,000	13,801,177
WFRBS Commercial Mortgage Trust 1.607% due 06/15/44 " ~	3,328,180	3,385,647

		107,471,890

Collateralized Mortgage Obligations - Residential - 5.4%

Bear Stearns Adjustable Rate Mortgage Trust 2.673% due 04/25/34 " §	400,142	395,301
3.472% due 11/25/34 " §	1,348,254	1,363,350
Bear Stearns Alt-A Trust 0.850% due 04/25/34 " §	638,769	592,502
0.910% due 01/25/35 " §	2,138,963	2,072,831
Chase Mortgage Finance Corp 2.936% due 02/25/37 " §	1,309,106	1,305,420
3.003% due 02/25/37 " §	1,449,445	1,470,892
3.006% due 02/25/37 " §	600,259	598,179
3.010% due 02/25/37 " §	2,528,506	2,519,222
3.038% due 02/25/37 " §	3,201,615	3,218,511
Countrywide Home Loan Mortgage Pass-Through Trust 2.908% due 02/19/34 " §	1,951,897	1,826,806
2.934% due 11/20/34 " §	611,139	558,694
Fannie Mae 5.000% due 08/25/19 "	7,889,168	8,459,921
FDIC Structured Sale Guaranteed Notes 0.760% due 02/25/48 " § ~	1,601,494	1,605,639
Fosse Master Issuer PLC (United Kingdom) 1.725% due 10/18/54 " § ~	4,120,000	4,205,634
Freddie Mac 0.659% due 05/15/36 " §	861,493	872,579
7.000% due 09/15/30 "	1,140,363	1,333,075
Government National Mortgage Association 2.000% due 06/16/42 "	9,638,485	9,925,244
Harborview Mortgage Loan Trust 0.551% due 06/20/35 " §	960,427	882,185
Holmes Master Issuer PLC (United Kingdom) 1.890% due 10/21/54 " § ~	2,425,000	2,470,896

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
JPMorgan Mortgage Trust 2.991% due 07/25/35 " §	$523,672	$534,153
3.031% due 07/25/35 " §	1,898,934	1,939,981
3.048% due 07/25/35 " §	1,943,706	1,984,545
MASTR Adjustable Rate Mortgages Trust 2.025% due 09/25/34 " §	847,529	777,353
Merrill Lynch Mortgage Investors Inc 2.729% due 12/25/35 " §	5,582,000	4,772,016
NCUA Guaranteed Notes Trust 0.578% due 11/06/17 " §	4,504,304	4,514,168
0.588% due 03/06/20 " §	4,337,501	4,337,762
0.588% due 04/06/20 " §	3,974,538	3,990,178
0.612% due 03/11/20 " §	4,866,969	4,891,304
0.613% due 02/06/20 " §	4,533,975	4,543,905
0.663% due 01/08/20 " §	3,366,864	3,370,029
0.658% due 10/07/20 " §	2,831,216	2,841,833
1.840% due 10/07/20 "	634,764	645,178
Sequoia Mortgage Trust 0.896% due 11/20/34 " §	832,423	808,902
Silverstone Master Issuer PLC (United Kingdom) 1.719% due 01/21/55 " § ~	5,135,000	5,184,856
1.869% due 01/21/55 " § ~	17,190,000	17,677,608
Structured Adjustable Rate Mortgage Loan Trust 2.706% due 06/25/34 " §	3,503,749	3,507,547
2.804% due 05/25/34 " §	953,742	970,832
2.848% due 11/25/34 " §	2,015,298	2,044,571
Structured Asset Securities Corp 2.769% due 07/25/33 " §	497,161	491,282
WaMu Mortgage Pass-Through Certificates 0.500% due 07/25/45 " §	3,509,836	3,333,920
0.530% due 08/25/45 " §	2,290,591	2,158,703
2.494% due 09/25/35 " §	9,000,000	8,063,874
2.571% due 06/25/34 " §	844,027	862,177
Washington Mutual MSC Mortgage Pass-Through Certificates 7.000% due 03/25/34 "	774,570	819,754
Wells Fargo Mortgage-Backed Securities Trust 2.757% due 08/25/33 " §	1,825,658	1,880,837

		132,624,149

Fannie Mae - 10.8%

2.125% due 03/01/35 " §	1,059,583	1,119,504
2.196% due 04/01/34 " §	2,402,714	2,553,781
2.300% due 06/01/35 " §	1,648,552	1,764,421
2.306% due 01/01/35 " §	38,071	40,663
2.340% due 02/01/33 - 01/01/34 " §	4,565,643	4,852,457
2.382% due 06/01/35 " §	1,371,388	1,452,380
2.388% due 06/01/33 " §	1,776,847	1,889,427
2.500% due 10/01/27 "	5,736,888	6,005,207
2.519% due 05/01/35 " §	3,877,626	4,085,347
2.522% due 05/01/35 " §	796,218	840,215
2.546% due 12/01/33 " §	2,182,521	2,314,992
2.588% due 01/01/35 " §	1,423,443	1,513,007
2.643% due 02/01/33 " §	269,204	285,578
2.657% due 12/01/33 " §	1,401,419	1,487,599
2.703% due 11/01/35 " §	1,172,368	1,248,349
2.721% due 10/01/34 " §	1,049,989	1,109,017
2.722% due 02/01/34 " §	1,634,167	1,735,614
2.734% due 04/01/33 " §	385,961	411,078
2.797% due 04/01/35 " §	872,366	930,320
2.810% due 07/01/35 " §	1,896,050	2,031,355
2.875% due 05/01/33 " §	53,656	53,921
2.925% due 05/01/33 - 08/01/33 " §	4,419,036	4,708,364
2.943% due 07/01/35 " §	2,088,702	2,236,893
3.000% due 09/01/27 "	14,929,395	15,783,637
3.500% due 12/01/25 - 02/01/27 "	39,818,126	42,276,479

	Principal Amount	Value
4.000% due 07/01/25 - 03/01/41 "	$13,690,007	$14,670,387
4.500% due 05/01/25 - 10/01/26 "	44,541,800	48,022,413
5.000% due 07/01/24 - 07/01/35 "	11,820,012	12,880,459
5.500% due 01/01/18 - 12/01/39 "	74,171,463	80,790,232
6.000% due 01/01/18 - 03/01/37 "	4,534,966	4,936,100
6.500% due 05/01/33 "	1,612,110	1,826,921
7.000% due 05/01/33 - 06/01/33 "	736,410	824,633

		266,680,750

Freddie Mac - 2.0%

2.109% due 02/01/35 " §	648,684	677,516
2.381% due 08/01/35 " §	3,040,214	3,236,630
2.424% due 09/01/35 " §	2,826,891	3,016,763
2.850% due 03/01/35 " §	1,070,928	1,141,435
2.904% due 03/01/35 " §	865,371	922,853
4.000% due 08/01/26 "	26,679,748	28,222,727
5.500% due 03/01/18 - 07/01/38 "	6,507,060	7,031,498
6.000% due 04/01/33 "	5,472,293	6,086,035

		50,335,457

Government National Mortgage Association - 0.7%

1.625% due 01/20/35 " §	2,960,666	3,078,491
1.750% due 09/20/34 " §	1,693,462	1,761,420
3.000% due 09/20/27 "	4,905,767	5,249,427
5.500% due 07/15/20 "	1,179,317	1,271,550
6.000% due 01/15/22 "	4,524,047	4,958,335

		16,319,223

Total Mortgage-Backed Securities (Cost $569,254,537)		573,431,469

ASSET-BACKED SECURITIES - 11.3%

Ally Auto Receivables Trust 0.570% due 08/20/15 "	2,810,000	2,813,699
Ally Master Owner Trust 1.540% due 09/15/16 "	13,720,000	13,906,256
1.810% due 05/15/16 "	8,020,000	8,142,842
2.150% due 01/15/16 "	6,395,000	6,500,850
American Express Credit Account Master Trust 0.379% due 04/17/17 " §	4,545,000	4,555,769
0.990% due 03/15/18 "	4,800,000	4,814,546
1.290% due 03/15/18 " ~	5,485,000	5,516,129
AmeriCredit Automobile Receivables Trust 0.960% due 01/09/17 "	4,765,000	4,795,415
1.050% due 10/11/16 "	3,130,000	3,155,646
1.730% due 02/08/17 "	1,840,000	1,867,717
2.330% due 03/08/16 "	3,215,000	3,271,401
Bank of America Auto Trust 0.780% due 06/15/16 "	6,520,000	6,550,250
Capital Auto Receivables Asset Trust 8.250% due 01/15/15 " ~	4,255,000	4,394,193
CarMax Auto Owner Trust 0.840% due 03/15/17 "	7,585,000	7,638,763
0.890% due 09/15/16 "	1,885,000	1,898,213
CIT Equipment Collateral 1.100% due 08/22/16 " ~	2,785,000	2,793,381
CNH Equipment Trust 0.860% due 09/15/17 "	7,455,000	7,502,246
0.940% due 05/15/17 "	3,375,000	3,400,903
1.030% due 11/17/14 "	144,092	144,277
3.000% due 08/17/15 "	572,422	576,204
Discover Card Master Trust 0.860% due 11/15/17 "	12,595,000	12,682,938
Ford Credit Auto Lease Trust 0.850% due 01/15/15 "	2,690,000	2,702,366
1.340% due 09/15/14 "	1,670,000	1,681,796
Ford Credit Auto Owner Trust 0.580% due 12/15/16 "	2,770,000	2,777,349
4.050% due 10/15/16 "	915,000	962,893

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Ford Credit Floorplan Master Owner Trust 4.200% due 02/15/17 " ~	$4,425,000	$4,753,295
4.990% due 02/15/17 " ~	3,165,000	3,363,670
GE Capital Credit Card Master Note Trust 0.689% due 05/15/19 " §	2,840,000	2,865,924
1.030% due 01/15/18 "	4,300,000	4,345,769
GE Equipment Small Ticket LLC 1.040% due 09/21/15 " ~	3,015,000	3,029,318
Honda Auto Receivables Owner Trust 0.560% due 05/15/16 "	13,500,000	13,518,880
1.550% due 08/18/17 "	4,520,000	4,601,923
Huntington Auto Trust 0.810% due 09/15/16 "	4,930,000	4,954,510
Hyundai Auto Lease Securitization Trust 0.920% due 08/17/15 " ~	10,000,000	10,059,855
Hyundai Auto Receivables Trust 1.650% due 02/15/17 "	3,600,000	3,672,607
John Deere Owner Trust 1.320% due 05/15/14 "	75,650	75,680
Mercedes-Benz Auto Lease Trust 1.240% due 07/17/17 " ~	2,745,000	2,764,805
Mercedes-Benz Auto Receivables Trust 1.220% due 12/15/17 "	5,460,000	5,520,273
Motor PLC (United Kingdom) 1.286% due 02/25/20 " ~	1,085,000	1,089,159
Navistar Financial Owner Trust 1.190% due 01/18/19 " ~	14,015,000	14,037,431
NCUA Guaranteed Notes Trust 0.558% due 12/07/20 " §	2,542,343	2,549,970
Nissan Auto Lease Trust 0.920% due 02/16/15 "	2,330,000	2,339,660
1.040% due 08/15/14 "	5,480,000	5,497,755
Nissan Master Owner Trust Receivables 0.679% due 05/15/17 " §	11,635,000	11,669,091
Porsche Innovative Lease Owner Trust 1.260% due 11/20/17 " ~	2,895,000	2,918,203
SMART Trust (Australia) 0.970% due 03/14/17 "	2,495,000	2,494,002
1.040% due 09/14/14 " ~	3,604,424	3,612,071
1.540% due 03/14/15 " ~	1,345,000	1,352,200
1.590% due 10/14/16 " ~	6,715,000	6,801,202
Toyota Auto Receivables Owner Trust 0.750% due 02/16/16 "	9,160,000	9,202,594
Volkswagen Auto Lease Trust 0.870% due 07/20/15 "	8,210,000	8,257,836
Wheels SPV LLC 1.190% due 03/20/21 " ~	4,610,000	4,643,243
World Financial Network Credit Card Master Trust 0.339% due 02/15/17 " § ~	15,000,000	14,998,230
World Omni Automobile Lease Securitization Trust 0.930% due 11/16/15 "	3,180,000	3,200,722
1.060% due 11/15/17 "	3,405,000	3,423,043

Total Asset-Backed Securities (Cost $275,099,646)		276,658,963

U.S. GOVERNMENT AGENCY ISSUES - 5.1%

Fannie Mae 0.500% due 07/02/15	7,000,000	7,028,735
0.750% due 12/19/14	36,950,000	37,296,000
0.875% due 08/28/17	22,375,000	22,465,126
0.875% due 10/26/17	9,115,000	9,162,671

	Principal Amount	Value
Federal Home Loan Bank 0.500% due 11/20/15	$34,900,000	$35,056,492
Freddie Mac 0.500% due 04/17/15	13,915,000	13,979,830

Total U.S. Government Agency Issues (Cost $124,386,027)		124,988,854

U.S. TREASURY OBLIGATIONS - 7.7%

U.S. Treasury Inflation Protected Securities - 4.0%

0.500% due 04/15/15 ^	15,215,930	15,884,000
1.875% due 07/15/13 ^	72,570,661	73,772,649
2.000% due 07/15/14 ^	7,465,550	7,880,821

		97,537,470

U.S. Treasury Notes - 3.7%

0.250% due 03/31/14	92,000,000	92,057,500

Total U.S. Treasury Obligations (Cost $189,417,585)		189,594,970

FOREIGN GOVERNMENT BONDS & NOTES - 0.1%

Mexican Udibonos (Mexico) 3.500% due 12/14/17 ^	MXN 27,502,629	2,363,503

Total Foreign Government Bonds & Notes (Cost $2,381,068)		2,363,503

SHORT-TERM INVESTMENT - 3.0%

Repurchase Agreement - 3.0%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $74,014,932; collateralized by U.S. Treasury Notes: 2.750% due 11/30/16 and value $75,499,369)	$74,014,891	74,014,891

Total Short-Term Investment (Cost $74,014,891)		74,014,891

TOTAL INVESTMENTS - 99.2% (Cost $2,408,453,646)		2,435,784,784

OTHER ASSETS & LIABILITIES, NET - 0.8%		19,621,305

NET ASSETS - 100.0%		$2,455,406,089

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Corporate Bonds & Notes	48.7%
Mortgage-Backed Securities	23.3%
Asset-Backed Securities	11.3%
U.S. Treasury Obligations	7.7%
U.S. Government Agency Issues	5.1%
Short-Term Investment	3.0%
Foreign Government Bonds & Notes	0.1%

99.2%
Other Assets & Liabilities, Net	0.8%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(b)	As of December 31, 2012, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	10.1%
A-1 (Short-Term Debt only)	3.0%
AA/U.S. Government & Agency Issues	33.4%
A	18.8%
BBB	23.4%
BB	3.5%
B	0.4%
CC	0.2%
C	0.3%
Not Rated	6.9%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Forward foreign currency contracts outstanding as of December 31, 2012 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation
USD	2,415,811	MXN	31,170,000	03/13	SSB	$21,144

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$1,194,732,134	$-	$1,194,732,134	$-
	Mortgage-Backed Securities	573,431,469	-	548,287,290	25,144,179
	Asset-Backed Securities	276,658,963	-	266,098,862	10,560,101
	U.S. Government Agency Issues	124,988,854	-	124,988,854	-
	U.S. Treasury Obligations	189,594,970	-	189,594,970	-
	Foreign Government Bonds & Notes	2,363,503	-	2,363,503	-
	Short-Term Investment	74,014,891	-	74,014,891	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	21,144	-	21,144	-

	Total	$2,435,805,928	$-	$2,400,101,648	$35,704,280

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended December 31, 2012:

	Mortgage-Backed Securities	Asset-Backed Securities	Total
Value, Beginning of Year	$25,066,827	$3,109,120	$28,175,947
Purchases	-	7,978,667	7,978,667
Sales (includes paydowns)	(4,842,154)	(557,756)	(5,399,910)
Accrued Discounts (Premiums)	6	82	88
Net Realized Gains (Losses)	20	-	20
Change in Net Unrealized Appreciation	28,176	29,988	58,164
Transfers In	4,891,304	-	4,891,304
Transfers Out	-	-	-

Value, End of Year	$25,144,179	$10,560,101	$35,704,280

Change in Net Unrealized Appreciation on Level 3 Investments Held at the End of Year, if Applicable	$28,176	$29,988	$58,164

The significant unobservable inputs were provided by a vendor-priced single broker quote.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments

December 31, 2012

	Principal Amount	Value
CORPORATE BONDS & NOTES - 40.0%

Austria - 0.3%

OGX Austria GmbH 8.375% due 04/01/22 ~	$2,300,000	$1,926,250
8.500% due 06/01/18 ~	1,600,000	1,448,000

		3,374,250

Azerbaijan - 0.2%

State Oil Co of the Azerbaijan Republic 5.450% due 02/09/17 ~	1,620,000	1,786,050

Barbados - 0.7%

Columbus International Inc 11.500% due 11/20/14 ~	5,850,000	6,552,000

Bermuda - 2.1%

Central European Media Enterprises Ltd 11.625% due 09/15/16 ~	EUR 2,950,000	4,117,751
China Oriental Group Co Ltd
7.000% due 11/17/17 ~	$800,000	804,000
8.000% due 08/18/15 ~	2,332,000	2,425,280
Digicel Group Ltd
8.250% due 09/30/20 ~	3,000,000	3,315,000
10.500% due 04/15/18 ~	1,400,000	1,554,000
Digicel Ltd 7.000% due 02/15/20 ~	1,850,000	1,998,000
Qtel International Finance Ltd
4.750% due 02/16/21 ~	740,000	838,050
6.500% due 06/10/14 ~	280,000	300,860
7.875% due 06/10/19 ~	4,020,000	5,286,300

		20,639,241

Cayman - 6.2%

Agile Property Holdings Ltd 8.875% due 04/28/17 ~	103,000	111,755
9.875% due 03/20/17 ~	1,350,000	1,525,500
Central China Real Estate Ltd 12.250% due 10/20/15 ~	1,250,000	1,393,750
China Shanshui Cement Group Ltd 10.500% due 04/27/17 ~	2,350,000	2,714,250
Country Garden Holdings Co Ltd
11.125% due 02/23/18 ~	767,000	893,555
11.250% due 04/22/17 ~	1,966,000	2,231,410
Dar Al-Arkan International Sukuk Co II 10.750% due 02/18/15 ~	3,400,000	3,719,600
DP World Sukuk Ltd 6.250% due 07/02/17 ~	1,400,000	1,576,750
Dubai DOF Sukuk Ltd 6.396% due 11/03/14	1,290,000	1,394,490
Dubai Holding Commercial Operations MTN Ltd
4.750% due 01/30/14	EUR 4,100,000	5,330,621
6.000% due 02/01/17	GBP 2,000,000	3,162,804
Emaar Sukuk Ltd
6.400% due 07/18/19 ~	$2,300,000	2,507,000
8.500% due 08/03/16	2,300,000	2,616,250
Evergrande Real Estate Group Ltd
7.500% due 01/19/14 ~	CNY 11,800,000	1,910,565
9.250% due 01/19/16 ~	16,100,000	2,606,608
13.000% due 01/27/15 ~	$2,900,000	3,175,500
Fibria Overseas Finance Ltd 6.750% due 03/03/21 ~	2,650,000	2,961,375
Hidili Industry International Development Ltd 8.625% due 11/04/15 ~	2,600,000	2,054,000
Jafz Sukuk Ltd 7.000% due 06/19/19 ~	1,230,000	1,429,875

	Principal Amount	Value
JBS Finance II Ltd 8.250% due 01/29/18 ~	$4,500,000	$4,815,000
Kuwait Projects Co 9.375% due 07/15/20	2,100,000	2,593,500
Longfor Properties Co Ltd 9.500% due 04/07/16 ~	2,300,000	2,558,750
Marfrig Overseas Ltd 9.500% due 05/04/20 ~	2,750,000	2,385,625
Mongolian Mining Corp 8.875% due 03/29/17 ~	2,550,000	2,741,250
Nile Finance Ltd 5.250% due 08/05/15 ~	1,790,000	1,794,475
Shimao Property Holdings Ltd
9.650% due 08/03/17 ~	500,000	552,083
11.000% due 03/08/18 ~	850,000	986,585

		61,742,926

Chile - 1.1%

Banco del Estado de Chile
3.875% due 02/08/22 ~	580,000	617,809
4.125% due 10/07/20 ~	1,390,000	1,522,550
Corp Nacional del Cobre de Chile
3.750% due 11/04/20 ~	1,510,000	1,638,790
3.875% due 11/03/21 ~	1,810,000	1,979,206
7.500% due 01/15/19 ~	770,000	995,193
Empresa Nacional del Petroleo
5.250% due 08/10/20 ~	870,000	963,215
6.250% due 07/08/19 ~	1,470,000	1,696,227
Inversiones Alsacia SA 8.000% due 08/18/18 ~	1,637,231	1,651,566

		11,064,556

Colombia - 0.1%

Ecopetrol SA 7.625% due 07/23/19	870,000	1,128,825

El Salvador - 0.2%

Telemovil Finance Co Ltd 8.000% due 10/01/17 ~	1,750,000	1,903,125

Georgia - 0.2%

Georgian Railway JSC 7.750% due 07/11/22 ~	1,450,000	1,660,250

Hong Kong - 0.8%

Bank of China Ltd 5.550% due 02/11/20 ~	3,070,000	3,465,803
China CITIC Bank International Ltd 6.875% due 06/24/20	280,000	323,443
Fosun International Ltd 7.500% due 05/12/16 ~	2,300,000	2,417,875
Industrial & Commercial Bank of China Asia Ltd 5.125% due 11/30/20 ~	1,760,000	1,949,561

		8,156,682

Indonesia - 0.4%

P.T. Pertamina Persero 6.000% due 05/03/42 ~	1,725,000	1,951,406
P.T. Perusahaan Listrik Negara
5.250% due 10/24/42 ~	650,000	672,750
5.500% due 11/22/21 ~	1,100,000	1,248,500

		3,872,656

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Ireland - 2.9%

Alfa Bank OJSC 7.500% due 09/26/19 ~	$2,400,000	$2,545,152
Brunswick Rail Finance Ltd 6.500% due 11/01/17 ~	1,450,000	1,517,860
Metalloinvest Finance Ltd 6.500% due 07/21/16 ~	2,400,000	2,529,000
MTS International Funding Ltd 8.625% due 06/22/20 ~	4,700,000	5,951,375
Rosneft Oil Co 4.199% due 03/06/22 ~	2,250,000	2,295,000
VEB-Leasing 5.125% due 05/27/16 ~	1,500,000	1,588,125
Vnesheconombank 5.450% due 11/22/17 ~	1,380,000	1,538,700
6.800% due 11/22/25 ~	3,040,000	3,739,200
6.902% due 07/09/20 ~	5,360,000	6,552,868

		28,257,280

Kazakhstan - 1.1%

ATF Bank JSC 9.000% due 05/11/16 ~	1,175,000	1,148,269
Development Bank of Kazakhstan JSC 4.125% due 12/10/22 ~	2,100,000	2,126,250
Halyk Savings Bank of Kazakhstan JSC 7.250% due 05/03/17 ~	2,350,000	2,582,650
Kazkommertsbank JSC 7.500% due 11/29/16 ~	2,500,000	2,297,000
8.000% due 11/03/15 ~	3,000,000	2,895,750

		11,049,919

Luxembourg - 3.9%

Altice Financing SA 7.875% due 12/15/19 ~	1,800,000	1,912,500
Evraz Group SA 6.750% due 04/27/18 ~	3,500,000	3,613,750
9.500% due 04/24/18 ~	1,150,000	1,316,750
MHP SA 10.250% due 04/29/15 ~	4,693,000	4,986,313
Minerva Luxembourg SA 12.250% due 02/10/22 ~	3,550,000	4,268,875
Promsvyazbank OJSC 8.500% due 04/25/17 ~	500,000	513,750
10.200% due 11/06/19 ~	1,450,000	1,501,638
Russian Standard Bank 9.250% due 07/11/17 ~	2,400,000	2,490,000
Sberbank of Russia 6.125% due 02/07/22 ~	2,160,000	2,473,200
Severstal OAO 6.250% due 07/26/16 ~	2,350,000	2,516,850
6.700% due 10/25/17 ~	2,300,000	2,530,000
TMK OAO 7.750% due 01/27/18 ~	5,900,000	6,224,500
VTB Bank OJSC 6.000% due 04/12/17 ~	2,350,000	2,546,225
6.875% due 05/29/18 ~	1,720,000	1,946,180

		38,840,531

Malaysia - 0.6%

Axiata SPV1 Labuan Ltd 5.375% due 04/28/20	1,340,000	1,531,928
MMI International Ltd 8.000% due 03/01/17 ~	1,200,000	1,278,000
Petronas Capital Ltd 5.250% due 08/12/19 ~	1,700,000	2,024,074
7.875% due 05/22/22 ~	680,000	973,698

		5,807,700

	Principal Amount	Value
Mexico - 2.2%

Cemex SAB de CV 9.000% due 01/11/18 ~	$2,300,000	$2,501,250
Comision Federal de Electricidad 4.875% due 05/26/21 ~	1,410,000	1,610,925
5.750% due 02/14/42 ~	1,870,000	2,136,475
Corp GEO SAB de CV 9.250% due 06/30/20 ~	2,500,000	2,712,500
Desarrolladora Homex SAB de CV 9.500% due 12/11/19 ~	1,000,000	1,085,000
9.750% due 03/25/20 ~	1,400,000	1,526,000
Petroleos Mexicanos 5.500% due 06/27/44	780,000	859,950
6.000% due 03/05/20	820,000	984,000
6.500% due 06/02/41	2,440,000	3,074,400
8.000% due 05/03/19	1,360,000	1,785,000
Urbi Desarrollos Urbanos SAB de CV 9.500% due 01/21/20 ~	900,000	859,500
9.750% due 02/03/22 ~	2,500,000	2,375,000

		21,510,000

Netherlands - 5.2%

DTEK Finance BV 9.500% due 04/28/15 ~	2,350,000	2,379,257
Kazakhstan Temir Zholy Finance BV 6.375% due 10/06/20 ~	2,580,000	3,134,700
6.950% due 07/10/42 ~	2,000,000	2,520,000
Kazkommerts International BV 7.875% due 04/07/14 ~	1,350,000	1,357,425
KazMunaiGaz Finance Sub BV 6.375% due 04/09/21 ~	3,300,000	4,054,875
7.000% due 05/05/20 ~	3,060,000	3,825,000
8.375% due 07/02/13 ~	930,000	962,550
9.125% due 07/02/18 ~	810,000	1,074,263
11.750% due 01/23/15 ~	1,910,000	2,289,613
Lukoil International Finance BV 6.125% due 11/09/20 ~	400,000	464,500
6.656% due 06/07/22 ~	800,000	978,000
Majapahit Holding BV 7.750% due 10/17/16 ~	1,690,000	2,004,763
7.750% due 01/20/20 ~	1,350,000	1,704,375
8.000% due 08/07/19 ~	1,500,000	1,905,000
Marfrig Holding Europe BV 8.375% due 05/09/18 ~	2,200,000	1,886,500
Metinvest BV 8.750% due 02/14/18 ~	5,000,000	4,887,500
10.250% due 05/20/15 ~	1,200,000	1,239,000
OSX 3 Leasing BV 9.250% due 03/20/15 ~	1,200,000	1,243,500
Polish Television Holding BV 11.250% due 05/15/17 § ~	EUR 1,232,000	1,780,666
VimpelCom Holdings BV 7.504% due 03/01/22 ~	$8,300,000	9,534,625
WPE International Cooperatief UA 10.375% due 09/30/20 ~	750,000	645,686
Zhaikmunai LP 7.125% due 11/13/19 ~	1,650,000	1,732,500

		51,604,298

Peru - 0.1%

CFG Investment SAC 9.750% due 07/30/19 ~	1,950,000	1,491,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value

Philippines - 0.6%

Development Bank of Philippines 5.500% due 03/25/21	$1,630,000	$1,880,632
Power Sector Assets & Liabilities Management Corp 7.250% due 05/27/19 ~	300,000	388,125
7.390% due 12/02/24 ~	2,750,000	3,856,875

		6,125,632

Singapore - 0.3%

Yanlord Land Group Ltd 10.625% due 03/29/18 ~	2,550,000	2,919,750

South Africa - 1.2%

African Bank Ltd 8.125% due 02/24/17 ~	2,347,000	2,564,098
Edcon Holdings Proprietary Ltd 5.683% due 06/15/15 § ~	EUR 1,625,000	1,999,065
Edcon Proprietary Ltd 3.433% due 06/15/14 § ~	4,400,000	5,604,511
Foodcorp Proprietary Ltd 8.750% due 03/01/18 ~	1,150,000	1,686,815

		11,854,489

Spain - 0.4%

Cemex Espana Luxembourg 9.250% due 05/12/20 ~	$3,504,000	3,836,880

Sri Lanka - 0.2%

Bank of Ceylon 6.875% due 05/03/17 ~	1,600,000	1,732,000

Sweden - 1.0%

Eileme 2 AB 11.625% due 01/31/20 ~	1,200,000	1,410,000
11.750% due 01/31/20 ~	EUR 3,000,000	4,652,827
TVN Finance Corp II AB 10.750% due 11/15/17 ~	2,617,000	3,834,285

		9,897,112

Turkey - 0.2%

Export Credit Bank of Turkey 5.375% due 11/04/16 ~	$1,580,000	1,728,520

Ukraine - 0.4%

National JSC Naftogaz of Ukraine 9.500% due 09/30/14	3,481,000	3,589,781

United Arab Emirates - 1.8%

Dolphin Energy Ltd 5.888% due 06/15/19 ~	1,557,978	1,760,515
DP World Ltd 6.850% due 07/02/37 ~	4,700,000	5,528,375
Dubai Electricity & Water Authority 7.375% due 10/21/20 ~	2,840,000	3,507,400
8.500% due 04/22/15 ~	4,480,000	5,084,800
Emirates Airline 5.125% due 06/08/16 ~	1,920,000	2,025,600

		17,906,690

United Kingdom - 3.9%

Afren PLC 10.250% due 04/08/19 ~	2,400,000	2,819,587
11.500% due 02/01/16 ~	2,374,000	2,765,710

	Principal Amount	Value
Atlantic Finance Ltd 10.750% due 05/27/14 § ~	$2,800,000	$3,066,000
CNPC HK Overseas Capital Ltd 5.950% due 04/28/41 ~	1,900,000	2,474,450
Ferrexpo Finance PLC 7.875% due 04/07/16 ~	3,550,000	3,461,250
Franshion Development Ltd 6.750% due 04/15/21 ~	1,160,000	1,247,000
Oschadbank 8.250% due 03/10/16	3,460,000	3,304,300
Privatbank CJSC 9.375% due 09/23/15	1,800,000	1,697,670
Sinochem Overseas Capital Co Ltd 4.500% due 11/12/20 ~	3,700,000	3,994,342
6.300% due 11/12/40 ~	670,000	805,963
Sinopec Group Overseas Development Ltd 3.900% due 05/17/22 ~	1,650,000	1,784,422
4.875% due 05/17/42 ~	1,550,000	1,782,086
Star Energy Geothermal Wayang Windu Ltd 11.500% due 02/12/15 ~	2,350,000	2,529,070
Ukreximbank 8.375% due 04/27/15 ~	3,806,000	3,791,728
Vedanta Resources PLC 8.250% due 06/07/21 ~	2,500,000	2,781,250
9.500% due 07/18/18 ~	300,000	349,140

		38,653,968

United States - 1.0%

CEDC Finance Corp International Inc 8.875% due 12/01/16 ~	EUR 1,700,000	1,368,789
9.125% due 12/01/16 ~	$500,000	305,000
Cemex Finance LLC 9.500% due 12/14/16 ~	1,200,000	1,311,000
NII Capital Corp 7.625% due 04/01/21	3,400,000	2,592,500
Pemex Project Funding Master Trust 5.750% due 03/01/18	1,130,000	1,324,925
Reliance Holdings USA Inc 5.400% due 02/14/22 ~	1,700,000	1,902,936
6.250% due 10/19/40 ~	1,250,000	1,438,039

		10,243,189

Venezuela - 0.6%

Petroleos de Venezuela SA 5.250% due 04/12/17 ~	1,760,000	1,544,400
5.375% due 04/12/27 ~	3,600,000	2,538,000
5.500% due 04/12/37 ~	1,350,000	931,500
12.750% due 02/17/22 ~	1,290,000	1,453,185

		6,467,085

Vietnam - 0.1%

Vietnam Joint Stock Commercial Bank for Industry & Trade 8.000% due 05/17/17 ~	750,000	751,875

Total Corporate Bonds & Notes (Cost $372,266,070)		396,149,010

FOREIGN GOVERNMENT BONDS & NOTES - 57.9%

Argentina - 1.7%

Argentina Boden 7.000% due 10/03/15	5,430,000	4,875,537
Argentina Bonar 7.000% due 09/12/13	1,738,000	1,727,234
Argentine Republic Government 2.500% due 12/31/38 §	1,613,000	587,132
8.280% due 12/31/33	11,113,661	7,937,016
8.750% due 06/02/17	1,333,000	1,186,370

		16,313,289

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Belarus - 1.0%

Republic of Belarus 8.750% due 08/03/15 ~	$3,300,000	$3,397,020
8.950% due 01/26/18 ~	6,620,000	6,851,700

		10,248,720

Bolivia - 0.1%

Bolivian Government 4.875% due 10/29/22 ~	1,150,000	1,124,125

Brazil - 9.4%

Banco Nacional de Desenvolvimento Economico e Social 5.500% due 07/12/20 ~	870,000	1,028,775
6.500% due 06/10/19 ~	2,910,000	3,579,300
Brazil Letras do Tesouro Nacional 9.248% due 01/01/15	BRL 20,600,000	8,659,777
Brazil Notas do Tesouro Nacional ‘B’ 6.000% due 05/15/15 ^	3,690,000	4,381,530
6.000% due 08/15/16 ^	12,020,000	14,671,596
6.000% due 08/15/20 ^	9,760,000	12,639,830
6.000% due 08/15/50 ^	3,290,000	5,014,934
Brazilian Government 2.625% due 01/05/23	$1,900,000	1,912,350
4.875% due 01/22/21	7,060,000	8,542,600
5.625% due 01/07/41	4,930,000	6,482,950
5.875% due 01/15/19	2,060,000	2,558,520
6.000% due 01/17/17	1,080,000	1,277,100
7.125% due 01/20/37	5,400,000	8,289,000
8.250% due 01/20/34	3,940,000	6,648,750
8.875% due 04/15/24	1,550,000	2,503,250
10.125% due 05/15/27	2,700,000	4,954,500
10.250% due 01/10/28	BRL 580,000	374,628

		93,519,390

Chile - 0.1%

Chile Government 3.250% due 09/14/21	$830,000	904,700

Colombia - 2.8%

Colombia Government 4.375% due 07/12/21	2,110,000	2,434,940
6.125% due 01/18/41	5,520,000	7,606,560
7.375% due 01/27/17	1,590,000	1,970,010
7.375% due 03/18/19	2,870,000	3,786,965
7.375% due 09/18/37	1,690,000	2,637,245
8.125% due 05/21/24	3,760,000	5,677,600
10.375% due 01/28/33	220,000	407,000
11.750% due 02/25/20	2,240,000	3,633,280

		28,153,600

Costa Rica - 0.3%

Costa Rica Government 4.250% due 01/26/23 ~	2,660,000	2,697,240

Croatia - 1.5%

Croatia Government 6.250% due 04/27/17 ~	2,060,000	2,263,940
6.375% due 03/24/21 ~	6,880,000	7,853,425
6.625% due 07/14/20 ~	2,607,000	2,991,532
6.750% due 11/05/19 ~	1,640,000	1,888,050

		14,996,947

Dominican Republic - 0.4%

Dominican Republic Government 7.500% due 05/06/21 ~	3,140,000	3,670,660

	Principal Amount	Value
Ecuador - 0.2%

Ecuador Government 9.375% due 12/15/15 ~	$1,470,000	$1,477,350

Egypt - 0.2%

Egypt Government 5.750% due 04/29/20 ~	1,820,000	1,820,000
6.875% due 04/30/40 ~	360,000	342,900

		2,162,900

El Salvador - 0.8%

El Salvador Government 5.875% due 01/30/25 ~	1,330,000	1,351,280
7.375% due 12/01/19 ~	580,000	669,030
7.625% due 02/01/41 ~	1,843,000	2,114,843
7.650% due 06/15/35 ~	3,030,000	3,476,925
8.250% due 04/10/32 ~	360,000	436,500

		8,048,578

Gabon - 0.0%

Gabonese Republic 8.200% due 12/12/17 ~	220,000	268,950

Georgia - 0.2%

Georgia Government 6.875% due 04/12/21 ~	1,330,000	1,549,450

Ghana - 0.2%

Republic of Ghana 8.500% due 10/04/17 ~	1,540,000	1,786,400

Hungary - 1.1%

Hungary Government 6.250% due 01/29/20	3,150,000	3,492,563
6.375% due 03/29/21	3,808,000	4,223,072
7.625% due 03/29/41	3,090,000	3,584,400

		11,300,035

Indonesia - 2.8%

Indonesia Government 4.875% due 05/05/21 ~	2,720,000	3,138,200
5.875% due 03/13/20 ~	2,220,000	2,680,650
6.625% due 02/17/37 ~	620,000	833,900
6.875% due 01/17/18 ~	3,800,000	4,655,000
7.500% due 01/15/16 ~	2,330,000	2,731,925
7.750% due 01/17/38 ~	2,840,000	4,302,600
8.500% due 10/12/35 ~	3,800,000	6,108,500
11.625% due 03/04/19 ~	2,030,000	3,080,525

		27,531,300

Iraq - 0.9%

Republic of Iraq 5.800% due 01/15/28 ~	8,790,000	8,372,475

Ivory Coast - 1.3%

Ivory Coast Government 3.750% due 12/31/32 Y ~	13,340,000	12,539,600

Jordan - 0.3%

Jordan Government 3.875% due 11/12/15 ~	3,170,000	3,081,240

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Kazakhstan - 0.2%

Kazatomprom Natsionalnaya Atomnaya Kompaniya AO 6.250% due 05/20/15 ~	$2,190,000	$2,382,173

Latvia - 0.4%

Republic of Latvia 2.750% due 01/12/20 ~	3,500,000	3,479,000

Lebanon - 1.2%

Lebanon Government 5.150% due 11/12/18	560,000	561,400
6.100% due 10/04/22 ~	4,650,000	4,708,125
6.375% due 03/09/20	2,860,000	3,010,150
6.600% due 11/27/26	2,000,000	2,035,000
8.250% due 04/12/21 ~	1,110,000	1,287,600
8.500% due 01/19/16 ~	300,000	337,500

		11,939,775

Lithuania - 1.7%

Lithuania Government 5.125% due 09/14/17 ~	1,260,000	1,425,375
6.125% due 03/09/21 ~	3,130,000	3,869,619
6.625% due 02/01/22 ~	4,450,000	5,707,347
7.375% due 02/11/20 ~	4,630,000	6,053,725

		17,056,066

Malaysia - 0.2%

Wakala Global Sukuk Bhd 4.646% due 07/06/21 ~	1,610,000	1,862,237

Mexico - 5.0%

Mexican Bonos 7.750% due 05/29/31	MXN 31,600,000	2,872,074
8.500% due 05/31/29	69,500,000	6,780,459
10.000% due 11/20/36	100,000,000	11,205,519
Mexico Government 3.625% due 03/15/22	$1,230,000	1,348,387
4.750% due 03/08/44	2,052,000	2,323,890
5.125% due 01/15/20	3,900,000	4,680,000
5.625% due 01/15/17	1,710,000	1,992,150
5.750% due 10/12/10	3,374,000	4,082,540
5.950% due 03/19/19	1,600,000	1,976,000
6.050% due 01/11/40	6,070,000	8,170,220
6.750% due 09/27/34	2,760,000	3,988,200

		49,419,439

Mongolia - 0.2%

Mongolia Government 5.125% due 12/05/22 ~	1,600,000	1,576,000

Morocco - 0.4%

Morocco Government 4.250% due 12/11/22 ~	2,300,000	2,328,750
5.500% due 12/11/42 ~	1,900,000	1,952,250

		4,281,000

Nigeria - 0.2%

Nigeria Government 6.750% due 01/28/21 ~	1,410,000	1,674,375

	Principal Amount	Value

Pakistan - 0.4%

Pakistan Government 6.875% due 06/01/17 ~	$1,500,000	$1,380,000
7.125% due 03/31/16 ~	3,120,000	2,948,400

		4,328,400

Panama - 1.0%

Panama Government 6.700% due 01/26/36	2,840,000	4,047,000
7.125% due 01/29/26	300,000	426,750
7.250% due 03/15/15	1,390,000	1,562,360
8.875% due 09/30/27	1,140,000	1,861,050
9.375% due 04/01/29	1,080,000	1,852,200

		9,749,360

Peru - 1.3%

Peruvian Government 7.125% due 03/30/19	550,000	722,700
7.350% due 07/21/25	3,770,000	5,481,580
8.375% due 05/03/16	1,380,000	1,704,990
8.750% due 11/21/33	3,105,000	5,410,463

		13,319,733

Philippines - 2.9%

Philippine Government 4.000% due 01/15/21	4,350,000	4,893,750
5.000% due 01/13/37	1,900,000	2,315,625
5.500% due 03/30/26	2,460,000	3,118,050
6.375% due 10/23/34	2,190,000	3,082,425
7.750% due 01/14/31	1,700,000	2,615,875
8.375% due 06/17/19	1,430,000	1,978,763
9.500% due 02/02/30	3,770,000	6,555,087
10.625% due 03/16/25	2,240,000	3,897,600

		28,457,175

Poland - 1.5%

Poland Government 3.000% due 03/17/23	3,190,000	3,190,000
5.000% due 03/23/22	7,050,000	8,343,675
6.375% due 07/15/19	2,920,000	3,651,372

		15,185,047

Qatar - 0.3%

Qatar Government 5.750% due 01/20/42 ~	1,470,000	1,918,350
6.400% due 01/20/40 ~	1,040,000	1,459,328

		3,377,678

Romania - 0.6%

Romanian Government 6.750% due 02/07/22 ~	4,750,000	5,789,063

Russia - 2.0%

Russian Foreign Bond 5.000% due 04/29/20 ~	700,000	828,100
5.625% due 04/04/42 ~	2,600,000	3,237,000
7.500% due 03/31/30 § ~	10,788,000	13,877,683
12.750% due 06/24/28 ~	1,040,000	2,111,200

		20,053,983

Senegal - 0.2%

Senegal Government 8.750% due 05/13/21 ~	1,890,000	2,249,100

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Serbia - 0.3%

Republic of Serbia 7.250% due 09/28/21 ~	$2,900,000	$3,345,875

Slovenia - 0.2%

Slovenia Government 5.500% due 10/26/22 ~	1,630,000	1,715,575

South Africa - 1.2%

South Africa Government 5.500% due 03/09/20	2,580,000	3,070,200
5.875% due 05/30/22	2,890,000	3,594,033
6.250% due 03/08/41	619,000	824,817
6.875% due 05/27/19	3,090,000	3,890,310

		11,379,360

Sri Lanka - 0.5%

Sri Lanka Government 5.875% due 07/25/22 ~	900,000	963,000
6.250% due 10/04/20 ~	1,347,000	1,471,597
6.250% due 07/27/21 ~	1,410,000	1,543,286
7.400% due 01/22/15 ~	740,000	799,200

		4,777,083

Turkey - 3.5%

Turkey Government 5.625% due 03/30/21	850,000	1,013,625
6.000% due 01/14/41	1,323,000	1,655,404
6.250% due 09/26/22	1,100,000	1,373,900
6.750% due 04/03/18	5,801,000	7,026,461
6.750% due 05/30/40	1,510,000	2,055,487
6.875% due 03/17/36	2,620,000	3,546,825
7.000% due 09/26/16	1,620,000	1,901,475
7.000% due 03/11/19	1,156,000	1,441,821
7.000% due 06/05/20	440,000	562,100
7.250% due 03/15/15	1,690,000	1,882,998
7.250% due 03/05/38	970,000	1,374,490
7.375% due 02/05/25	3,770,000	5,117,775
7.500% due 07/14/17	1,820,000	2,222,129
7.500% due 11/07/19	740,000	959,040
8.000% due 02/14/34	1,050,000	1,577,625
11.875% due 01/15/30	630,000	1,238,738

		34,949,893

Ukraine - 1.7%

Financing of Infrastrucural Projects State Enterprise 9.000% due 12/07/17 ~	1,200,000	1,206,000
Ukraine Government 6.250% due 06/17/16 ~	1,180,000	1,177,050
6.580% due 11/21/16 ~	520,000	521,976
6.875% due 09/23/15 ~	1,440,000	1,458,000
7.750% due 09/23/20 ~	1,180,000	1,218,350
7.800% due 11/28/22 ~	2,100,000	2,118,375
7.950% due 02/23/21 ~	900,000	936,000
9.250% due 07/24/17 ~	7,750,000	8,447,500

		17,083,251

United Arab Emirates - 0.3%

Emirate of Dubai Government 6.700% due 10/05/15 ~	490,000	543,655
7.750% due 10/05/20 ~	1,980,000	2,504,700

		3,048,355

	Principal Amount	Value
Uruguay - 1.7%

Uruguay Government 4.125% due 11/20/45	$3,602,602	$3,615,211
7.625% due 03/21/36	1,550,000	2,408,700
7.875% due 01/15/33 §	3,825,000	5,953,612
8.000% due 11/18/22	3,310,717	4,823,715

		16,801,238

Venezuela - 2.9%

Venezuela Government 6.000% due 12/09/20 ~	1,580,000	1,327,200
7.000% due 03/31/38 ~	150,000	120,750
7.650% due 04/21/25	970,000	858,450
7.750% due 10/13/19 ~	2,460,000	2,330,850
8.250% due 10/13/24 ~	1,580,000	1,461,500
8.500% due 10/08/14	2,030,000	2,086,840
9.000% due 05/07/23 ~	2,110,000	2,057,250
9.250% due 09/15/27	2,530,000	2,542,650
9.250% due 05/07/28 ~	2,380,000	2,356,200
10.750% due 09/19/13 ~	700,000	722,750
11.750% due 10/21/26 ~	4,172,000	4,724,790
11.950% due 08/05/31 ~	4,613,000	5,270,352
12.750% due 08/23/22 ~	2,444,000	2,859,480

		28,719,062

Vietnam - 0.5%

Vietnam Government 6.750% due 01/29/20 ~	2,370,000	2,713,650
6.875% due 01/15/16 ~	1,660,000	1,821,850

		4,535,500

Zambia - 0.1%

Zambia Government 5.375% due 09/20/22 ~	1,200,000	1,200,000

Total Foreign Government Bonds & Notes (Cost $535,765,860)		573,481,745

SHORT-TERM INVESTMENT - 0.3%

Repurchase Agreement - 0.3%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $3,082,376; collateralized by Fannie Mae: 2.500% due 09/13/22 and value $3,144,840)	3,082,374	3,082,374

Total Short-Term Investment (Cost $3,082,374)		3,082,374

TOTAL INVESTMENTS - 98.2% (Cost $911,114,304)		972,713,129

OTHER ASSETS & LIABILITIES, NET - 1.8%		17,686,112

NET ASSETS - 100.0%		$990,399,241

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Foreign Government Bonds & Notes	57.9%
Corporate Bonds & Notes	40.0%
Short-Term Investment	0.3%

98.2%
Other Assets & Liabilities, Net	1.8%

100.0%

(b)	As of December 31, 2012, the portfolio was diversified by country of incorporation as a percentage of net assets as follows:

Brazil	9.4%
Mexico	7.2%
Cayman	6.2%
Netherlands	5.2%
Luxembourg	3.9%
United Kingdom	3.9%
Turkey	3.7%
Philippines	3.5%
Venezuela	3.5%
Indonesia	3.2%
Others (each less than 3.0%)	48.5%

98.2%
Other Assets & Liabilities, Net	1.8%

100.0%

(c)	As of December 31, 2012, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

A-1 (Short-Term Debt only)	0.3%
AA	0.7%
A	6.5%
BBB	26.5%
BB	24.1%
B	19.8%
CC	0.8%
Not Rated	21.3%

100.0%

(d)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(e)	An investment with a value of $12,539,600 or 1.3% of the portfolio’s net assets was in default as of December 31, 2012.

(f)	As of December 31, 2012, $850,000 in cash was segregated with the broker(s)/ custodian as collateral for open forward foreign currency contracts.

(g)	Forward foreign currency contracts outstanding as of December 31, 2012 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
BRL	160,000	USD	78,026	01/13	BSC	$118
BRL	152,918	USD	74,196	01/13	JPM	489
BRL	312,918	USD	153,128	01/13	SCB	(299)
BRL	17,597,423	USD	8,430,000	02/13	UBS	128,433
BRL	312,918	USD	148,746	04/13	SCB	2,343
INR	1,078,849,750	USD	19,731,444	01/13	SCB	(84,417)
KRW	9,736,625,460	USD	8,923,269	01/13	SCB	162,741
MXN	43,129,982	USD	3,219,136	02/13	JPM	104,615
PLN	44,064,752	USD	13,675,999	01/13	BOA	519,057
PLN	18,884,894	USD	5,813,062	01/13	DUB	271,169
RUB	301,370,689	USD	9,496,327	01/13	UBS	320,009
RUB	154,062,500	USD	4,956,966	02/13	BRC	38,020
RUB	315,382,330	USD	10,070,000	03/13	GSC	110,711
USD	78,297	BRL	160,000	01/13	BSC	153
USD	74,831	BRL	152,918	01/13	JPM	146
USD	150,622	BRL	312,918	01/13	SCB	(2,207)
USD	663,497	BRL	1,362,690	02/13	HSB	758
USD	21,472,905	BRL	45,629,923	03/13	BRC	(645,332)
USD	21,739,922	BRL	45,629,922	03/13	UBS	(378,315)
USD	3,833,759	CNY	24,166,100	01/13	MSC	(42,355)
USD	30,210,222	EUR	23,157,225	01/13	DUB	(359,042)
USD	2,776,152	GBP	1,719,304	01/13	BRC	(16,689)
USD	240,494	MXN	3,130,000	01/13	MSC	(1,329)
USD	276,484	MXN	3,610,000	03/13	JPM	(965)
USD	19,516,960	PLN	61,896,088	01/13	UBS	(422,296)
USD	14,825,405	RUB	459,795,106	01/13	BRC	(151,178)

Total Forward Foreign Currency Contracts						($445,662)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(h)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$396,149,010	$-	$396,149,010	$-
	Foreign Government Bonds & Notes	573,481,745	-	573,481,745	-
	Short-Term Investment	3,082,374	-	3,082,374	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	1,658,762	-	1,658,762	-

	Total Assets	974,371,891	-	974,371,891	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(2,104,424)	-	(2,104,424)	-

	Total Liabilities	(2,104,424)	-	(2,104,424)	-

	Total	$972,267,467	$-	$972,267,467	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

AMERICAN FUNDS® GROWTH PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
MUTUAL FUND - 100.0%

American Funds Insurance Series® Growth Fund - Class 1	4,376,028	$266,500,129

TOTAL INVESTMENTS - 100.0% (Cost $200,329,943)		266,500,129

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(118,186)

NET ASSETS - 100.0%		$266,381,943

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Mutual Fund	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

PACIFIC SELECT FUND

AMERICAN FUNDS® GROWTH-INCOME PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
MUTUAL FUND - 100.0%

American Funds Insurance Series® Growth-Income Fund - Class 1	16,818,204	$647,164,471

TOTAL INVESTMENTS - 100.0% (Cost $555,871,540)		647,164,471

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(266,426)

NET ASSETS - 100.0%		$646,898,045

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Mutual Fund	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the portfolios’ investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolios’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
American Funds Growth Portfolio
Assets	Mutual Fund	$266,500,129	$266,500,129	$-	$-

American Funds Growth-Income Portfolio
Assets	Mutual Fund	$647,164,471	$647,164,471	$-	$-

American Funds Growth and American Funds Growth-Income Portfolios (each a “Feeder Portfolio”, collectively “the Feeder Portfolios”) invest substantially all of their assets in Class 1 shares of the Growth and Growth-Income Funds of the American Funds Insurance Series, respectively, (each a “Master Fund”, collectively the “Master Funds”) (See Note 1 in Notes to Financial Statements). Each Feeder Portfolio has an investment objective that is consistent with its corresponding Master Fund. The financial statements of the Master Funds, including the Schedule of Investments, are provided separately and should be read in conjunction with the Feeder Portfolios’ financial statements.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

COMSTOCK PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
COMMON STOCKS - 96.4%

Consumer Discretionary - 15.9%

Carnival Corp (Panama)	516,081	$18,976,298
Comcast Corp ‘A’	1,293,157	48,338,209
General Motors Co *	1,406,903	40,561,014
Kohl’s Corp	234,777	10,090,716
Lowe’s Cos Inc	719,289	25,549,145
Newell Rubbermaid Inc	424,640	9,456,733
News Corp ‘B’	1,261,595	33,104,253
Staples Inc	1,038,633	11,840,416
Target Corp	287,026	16,983,328
Time Warner Cable Inc	478,365	46,492,294
Time Warner Inc	379,633	18,157,846
Viacom Inc ‘B’	788,559	41,588,602

		321,138,854

Consumer Staples - 6.0%

Archer-Daniels-Midland Co	486,015	13,311,951
CVS Caremark Corp	679,057	32,832,406
Kraft Foods Group Inc	196,508	8,935,219
Mondelez International Inc ‘A’	692,693	17,642,891
The Procter & Gamble Co	110,822	7,523,705
Tyson Foods Inc ‘A’	581,319	11,277,589
Unilever NV ‘NY’ (Netherlands)	646,274	24,752,294
Wal-Mart Stores Inc	85,702	5,847,447

		122,123,502

Energy - 13.6%

BP PLC ADR (United Kingdom)	1,058,996	44,096,593
Chevron Corp	260,055	28,122,348
Halliburton Co	1,113,066	38,612,260
Murphy Oil Corp	541,021	32,217,801
Noble Corp (Switzerland)	292,819	10,195,958
Occidental Petroleum Corp	273,405	20,945,557
QEP Resources Inc	839,696	25,417,598
Royal Dutch Shell PLC ‘A’ ADR (United Kingdom)	509,514	35,130,990
Weatherford International Ltd * (Switzerland)	3,548,887	39,712,045

		274,451,150

Financials - 23.6%

Aflac Inc	163,389	8,679,224
Bank of America Corp	2,926,008	33,941,693
Citigroup Inc	1,949,788	77,133,613
Fifth Third Bancorp	1,350,312	20,511,239
JPMorgan Chase & Co	1,482,484	65,184,821
MetLife Inc	596,504	19,648,842
Morgan Stanley	1,096,006	20,955,635
State Street Corp	240,990	11,328,940
The Allstate Corp	1,190,899	47,838,413
The Bank of New York Mellon Corp	1,656,525	42,572,692
The Goldman Sachs Group Inc	157,050	20,033,298
The PNC Financial Services Group Inc	487,666	28,435,804
The Travelers Cos Inc	330,835	23,760,570
U.S. Bancorp	404,970	12,934,742
Wells Fargo & Co	1,251,357	42,771,382

		475,730,908

Health Care - 14.0%

Bristol-Myers Squibb Co	1,090,638	35,543,892
Cardinal Health Inc	383,658	15,799,036
GlaxoSmithKline PLC ADR (United Kingdom)	463,832	20,162,777
Merck & Co Inc	937,218	38,369,705
Novartis AG (Switzerland)	329,328	20,850,254
Pfizer Inc	1,915,437	48,039,160
Roche Holding AG ADR (Switzerland)	359,226	18,140,913
Sanofi ADR (France)	604,549	28,643,532

	Shares	Value
UnitedHealth Group Inc	666,539	$36,153,075
WellPoint Inc	335,857	20,460,409

		282,162,753

Industrials - 6.1%

Emerson Electric Co	459,938	24,358,316
General Electric Co	1,959,935	41,139,036
Honeywell International Inc	222,499	14,122,012
Ingersoll-Rand PLC (Ireland)	631,593	30,291,200
Textron Inc	503,390	12,479,038

		122,389,602

Information Technology - 9.8%

Cisco Systems Inc	1,111,311	21,837,261
Corning Inc	1,978,921	24,973,983
eBay Inc *	649,226	33,123,511
Hewlett-Packard Co	2,118,697	30,191,432
Intel Corp	543,884	11,220,327
Microsoft Corp	1,621,256	43,336,173
Yahoo! Inc *	1,718,677	34,201,672

		198,884,359

Materials - 2.9%

Alcoa Inc	2,478,221	21,510,959
International Paper Co	941,961	37,527,726

		59,038,685

Telecommunication Services - 2.3%

AT&T Inc	317,421	10,700,262
Verizon Communications Inc	436,448	18,885,105
Vodafone Group PLC ADR (United Kingdom)	636,754	16,039,833

		45,625,200

Utilities - 2.2%

FirstEnergy Corp	382,460	15,971,530
PPL Corp	1,022,634	29,278,011

		45,249,541

Total Common Stocks (Cost $1,646,034,073)		1,946,794,554

	Principal Amount

SHORT-TERM INVESTMENT - 3.7%

Repurchase Agreement - 3.7%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $74,014,932; collateralized by U.S. Treasury Notes: 0.250% due 07/15/15 and value $75,500,000)	$74,014,891	74,014,891

Total Short-Term Investment (Cost $74,014,891)		74,014,891

TOTAL INVESTMENTS - 100.1% (Cost $1,720,048,964)		2,020,809,445

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(2,514,449)

NET ASSETS - 100.0%		$2,018,294,996

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

COMSTOCK PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Financials	23.6%
Consumer Discretionary	15.9%
Health Care	14.0%
Energy	13.6%
Information Technology	9.8%
Industrials	6.1%
Consumer Staples	6.0%
Short-Term Investment	3.7%
Materials	2.9%
Telecommunication Services	2.3%
Utilities	2.2%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Forward foreign currency contracts outstanding as of December 31, 2012 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
CHF	2,570,276	USD	2,757,789	01/13	SSB	$52,963
EUR	2,272,313	USD	2,931,965	01/13	BNY	67,683
GBP	2,681,125	USD	4,286,668	01/13	SSB	68,544
USD	10,105,508	CHF	9,404,590	01/13	BNY	(178,979)
USD	10,129,051	CHF	9,426,500	01/13	CIT	(179,397)
USD	14,147,792	CHF	13,166,430	01/13	SSB	(250,495)
USD	15,412,688	EUR	11,921,620	01/13	BNY	(324,873)
USD	19,211,088	EUR	14,860,740	01/13	CIB	(406,364)
USD	21,519,649	EUR	16,644,030	01/13	CIT	(451,898)
USD	22,595,617	EUR	17,476,220	01/13	SSB	(474,493)
USD	19,216,390	GBP	12,006,679	01/13	BNY	(287,229)
USD	26,118,984	GBP	16,320,540	01/13	CIB	(392,059)
USD	13,545,057	GBP	8,462,503	01/13	CIT	(201,411)
USD	13,157,521	GBP	8,220,717	01/13	SSB	(196,191)

Total Forward Foreign Currency Contracts						($3,154,199)

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$321,138,854	$321,138,854	$-	$-
	Consumer Staples	122,123,502	122,123,502	-	-
	Energy	274,451,150	274,451,150	-	-
	Financials	475,730,908	475,730,908	-	-
	Health Care	282,162,753	261,312,499	20,850,254	-
	Industrials	122,389,602	122,389,602	-	-
	Information Technology	198,884,359	198,884,359	-	-
	Materials	59,038,685	59,038,685	-	-
	Telecommunication Services	45,625,200	45,625,200	-	-
	Utilities	45,249,541	45,249,541	-	-

		1,946,794,554	1,925,944,300	20,850,254	-
	Short-Term Investment	74,014,891	-	74,014,891	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	189,190	-	189,190	-

	Total Assets	2,020,998,635	1,925,944,300	95,054,335	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(3,343,389)	-	(3,343,389)	-

	Total Liabilities	(3,343,389)	-	(3,343,389)	-

	Total	$2,017,655,246	$1,925,944,300	$91,710,946	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

DIVIDEND GROWTH PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
COMMON STOCKS - 94.3%

Consumer Discretionary - 14.0%

Carnival Corp (Panama)	183,800	$6,758,326
Family Dollar Stores Inc	80,000	5,072,800
Hasbro Inc	110,500	3,966,950
Johnson Controls Inc	186,200	5,716,340
Kohl’s Corp	172,500	7,414,050
Marriott International Inc ‘A’	105,900	3,946,893
Mattel Inc	149,800	5,485,676
McDonald’s Corp	77,400	6,827,454
Nike Inc ‘B’	69,400	3,581,040
Omnicom Group Inc	178,300	8,907,868
Ross Stores Inc	143,200	7,754,280
Target Corp	50,000	2,958,500
The Home Depot Inc	173,900	10,755,715
The McGraw-Hill Cos Inc	127,200	6,954,024
The Walt Disney Co	94,100	4,685,239
Time Warner Cable Inc	140,600	13,664,914
Time Warner Inc	208,600	9,977,338

		114,427,407

Consumer Staples - 8.7%

Colgate-Palmolive Co	38,800	4,056,152
Costco Wholesale Corp	41,500	4,098,955
General Mills Inc	157,000	6,344,370
Kellogg Co	99,400	5,551,490
McCormick & Co Inc	73,000	4,637,690
PepsiCo Inc	183,400	12,550,062
Pernod-Ricard SA (France)	75,553	8,884,035
Philip Morris International Inc	92,100	7,703,244
Sysco Corp	125,300	3,966,998
The Coca-Cola Co	117,000	4,241,250
Wal-Mart Stores Inc	102,700	7,007,221
Walgreen Co	52,200	1,931,922

		70,973,389

Energy - 8.3%

Baker Hughes Inc	75,300	3,075,252
Chevron Corp	107,200	11,592,608
Diamond Offshore Drilling Inc	29,600	2,011,616
EQT Corp	84,800	5,001,504
Exxon Mobil Corp	149,200	12,913,260
Occidental Petroleum Corp	83,900	6,427,579
Schlumberger Ltd (Netherlands)	133,400	9,243,286
Spectra Energy Corp	271,600	7,436,408
The Williams Cos Inc	236,506	7,743,207
Total SA ADR (France)	29,700	1,544,697
WPX Energy Inc *	78,000	1,160,640

		68,150,057

Financials - 14.3%

American Express Co	151,800	8,725,464
Aon PLC (United Kingdom)	150,800	8,384,480
Franklin Resources Inc	34,500	4,336,650
General Growth Properties Inc REIT	188,400	3,739,740
JPMorgan Chase & Co	302,900	13,318,513
MetLife Inc	71,600	2,358,504
Morgan Stanley	76,300	1,458,856
Northern Trust Corp	108,900	5,462,424
State Street Corp	138,400	6,506,184
The Allstate Corp	122,100	4,904,757
The Charles Schwab Corp	225,900	3,243,924
The Chubb Corp	121,100	9,121,252
The Goldman Sachs Group Inc	19,900	2,538,444
The PNC Financial Services Group Inc	138,800	8,093,428
U.S. Bancorp	418,000	13,350,920
Waddell & Reed Financial Inc ‘A’	116,300	4,049,566

	Shares	Value
Wells Fargo & Co	369,300	$12,622,674
Willis Group Holdings PLC (Ireland)	144,300	4,838,379

		117,054,159

Health Care - 13.8%

AmerisourceBergen Corp	138,800	5,993,384
Baxter International Inc	93,300	6,219,378
C.R. Bard Inc	45,700	4,466,718
CIGNA Corp	59,300	3,170,178
Covidien PLC (Ireland)	119,100	6,876,834
DENTSPLY International Inc	288,300	11,419,563
Johnson & Johnson	112,700	7,900,270
McKesson Corp	125,700	12,187,872
Medtronic Inc	49,100	2,014,082
Merck & Co Inc	283,100	11,590,114
Pfizer Inc	792,800	19,883,424
Stryker Corp	107,300	5,882,186
Thermo Fisher Scientific Inc	151,000	9,630,780
UnitedHealth Group Inc	106,000	5,749,440

		112,984,223

Industrials - 13.1%

C.H. Robinson Worldwide Inc	61,600	3,894,352
Danaher Corp	234,100	13,086,190
Deere & Co	38,500	3,327,170
Eaton Corp PLC (Ireland)	74,999	4,064,946
Equifax Inc	74,500	4,031,940
Expeditors International of Washington Inc	83,900	3,318,245
Fastenal Co	170,900	7,979,321
Fluor Corp	50,800	2,983,992
Illinois Tool Works Inc	51,700	3,143,877
Iron Mountain Inc	125,211	3,887,801
Norfolk Southern Corp	99,200	6,134,528
Pall Corp	115,900	6,984,134
Republic Services Inc	113,600	3,331,888
Robert Half International Inc	114,600	3,646,572
Rockwell Collins Inc	52,900	3,077,193
Roper Industries Inc	111,000	12,374,280
Stanley Black & Decker Inc	31,100	2,300,467
United Parcel Service Inc ‘B’	91,300	6,731,549
United Technologies Corp	152,500	12,506,525

		106,804,970

Information Technology - 11.4%

Accenture PLC ‘A’ (Ireland)	205,800	13,685,700
Analog Devices Inc	66,800	2,809,608
Apple Inc	14,500	7,728,935
Applied Materials Inc	325,400	3,722,576
Automatic Data Processing Inc	180,400	10,284,604
Cisco Systems Inc	252,500	4,961,625
International Business Machines Corp	9,400	1,800,570
Linear Technology Corp	47,100	1,615,530
Microchip Technology Inc	98,800	3,219,892
Microsoft Corp	301,900	8,069,787
QUALCOMM Inc	68,700	4,260,774
Texas Instruments Inc	363,800	11,255,972
The Western Union Co	106,800	1,453,548
Visa Inc ‘A’	94,100	14,263,678
Xilinx Inc	115,700	4,153,630

		93,286,429

Materials - 5.5%

Air Products & Chemicals Inc	44,000	3,696,880
Ecolab Inc	83,400	5,996,460
Nucor Corp	106,100	4,581,398
Potash Corp of Saskatchewan Inc (NYSE) (Canada)	106,900	4,349,761
Praxair Inc	99,800	10,923,110

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

DIVIDEND GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Sigma-Aldrich Corp	103,000	$7,578,740
The Sherwin-Williams Co	51,000	7,844,820

		44,971,169

Telecommunication Services - 3.7%

AT&T Inc	267,800	9,027,538
Crown Castle International Corp *	210,500	15,189,680
Vodafone Group PLC ADR (United Kingdom)	220,600	5,556,914

		29,774,132

Utilities - 1.5%

Entergy Corp	80,800	5,151,000
Exelon Corp	57,700	1,715,998
Sempra Energy	72,500	5,143,150

		12,010,148

Total Common Stocks (Cost $646,658,298)		770,436,083

	Principal Amount

SHORT-TERM INVESTMENT - 5.0%

Repurchase Agreement - 5.0%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $40,614,007; collateralized by U.S. Treasury Notes: 0.250% due 07/15/15 and value $41,430,000)	$40,613,984	40,613,984

Total Short-Term Investment (Cost $40,613,984)		40,613,984

TOTAL INVESTMENTS - 99.3% (Cost $687,272,282)		811,050,067

OTHER ASSETS & LIABILITIES, NET - 0.7%		5,812,327

NET ASSETS - 100.0%		$816,862,394

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Financials	14.3%
Consumer Discretionary	14.0%
Health Care	13.8%
Industrials	13.1%
Information Technology	11.4%
Consumer Staples	8.7%
Energy	8.3%
Materials	5.5%
Short-Term Investment	5.0%
Telecommunication Services	3.7%
Utilities	1.5%

99.3%
Other Assets & Liabilities, Net	0.7%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$114,427,407	$114,427,407	$-	$-
	Consumer Staples	70,973,389	62,089,354	8,884,035	-
	Energy	68,150,057	68,150,057	-	-
	Financials	117,054,159	117,054,159	-	-
	Health Care	112,984,223	112,984,223	-	-
	Industrials	106,804,970	106,804,970	-	-
	Information Technology	93,286,429	93,286,429	-	-
	Materials	44,971,169	44,971,169	-	-
	Telecommunication Services	29,774,132	29,774,132	-	-
	Utilities	12,010,148	12,010,148	-	-

		770,436,083	761,552,048	8,884,035	-
	Short-Term Investment	40,613,984	-	40,613,984	-

	Total	$811,050,067	$761,552,048	$49,498,019	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Summary Schedule of Investments

December 31, 2012

	Shares	Value
COMMON STOCKS - 98.3%

Consumer Discretionary - 11.3%

Amazon.com Inc *	55,560	$13,953,338
Comcast Corp ‘A’	407,573	15,235,079
McDonald’s Corp	153,995	13,583,899
The Home Depot Inc	229,336	14,184,432
The Walt Disney Co	271,818	13,533,818
Other securities		154,245,927

		224,736,493

Consumer Staples - 10.4%

Altria Group Inc	310,650	9,760,623
CVS Caremark Corp	191,247	9,246,792
PepsiCo Inc	237,254	16,235,291
Philip Morris International Inc	256,214	21,429,739
The Coca-Cola Co	591,588	21,445,065
The Procter & Gamble Co	419,334	28,468,585
Wal-Mart Stores Inc	256,541	17,503,792
Other securities		83,316,692

		207,406,579

Energy - 10.8%

Chevron Corp	300,091	32,451,841
ConocoPhillips	186,110	10,792,519
Exxon Mobil Corp	699,197	60,515,500
Occidental Petroleum Corp	124,211	9,515,805
Schlumberger Ltd (Netherlands)	203,547	14,103,772
Other securities		87,239,899

		214,619,336

Financials - 15.3%

American Express Co	149,357	8,585,040
Bank of America Corp	1,652,585	19,169,986
Berkshire Hathaway Inc ‘B’ *	279,751	25,093,665
Citigroup Inc	449,636	17,787,600
JPMorgan Chase & Co	582,881	25,629,278
The Goldman Sachs Group Inc	67,768	8,644,486
U.S. Bancorp	288,456	9,213,285
Wells Fargo & Co	750,849	25,664,019
Other securities		164,961,147

		304,748,506

Health Care - 11.8%

Abbott Laboratories	242,356	15,874,318
Amgen Inc	117,710	10,160,727
Bristol-Myers Squibb Co	253,234	8,252,896
Gilead Sciences Inc *	116,154	8,531,511
Johnson & Johnson	424,932	29,787,733
Merck & Co Inc	466,134	19,083,526
Pfizer Inc	1,129,160	28,319,333
UnitedHealth Group Inc	156,706	8,499,733
Other securities		106,201,147

		234,710,924

Industrials - 10.0%

3M Co	97,593	9,061,510
Caterpillar Inc	100,255	8,980,843
General Electric Co	1,608,200	33,756,118
Union Pacific Corp	72,161	9,072,081
United Technologies Corp	129,279	10,602,171
Other securities		126,362,976

		197,835,699

Information Technology - 18.7%

Apple Inc	144,247	76,887,978
Cisco Systems Inc	814,047	15,996,024
eBay Inc *	178,543	9,109,264
Google Inc ‘A’ *	40,812	28,950,808

	Shares	Value
Intel Corp	763,216	$15,745,146
International Business Machines Corp	162,892	31,201,963
Microsoft Corp	1,161,490	31,046,628
Oracle Corp	576,510	19,209,313
QUALCOMM Inc	261,272	16,204,089
Visa Inc ‘A’	79,930	12,115,789
Other securities		115,610,987

		372,077,989

Materials - 3.6%

Other securities		70,741,553

Telecommunication Services - 3.0%

AT&T Inc	871,109	29,365,084
Verizon Communications Inc	437,588	18,934,433
Other securities		11,469,513

		59,769,030

Utilities - 3.4%

Other securities		67,067,207

Total Common Stocks (Cost $1,298,563,811)		1,953,713,316

	Principal Amount

SHORT-TERM INVESTMENT - 1.5%

Repurchase Agreement - 1.5%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $29,476,503; collateralized by U.S. Treasury Notes: 0.250% due 07/15/15 and value $30,070,000)	$29,476,486	29,476,486

Total Short-Term Investment (Cost $29,476,486)		29,476,486

TOTAL INVESTMENTS - 99.8% (Cost $1,328,040,297)		1,983,189,802

OTHER ASSETS & LIABILITIES, NET - 0.2%		4,815,616

NET ASSETS - 100.0%		$1,988,005,418

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	18.7%
Financials	15.3%
Health Care	11.8%
Consumer Discretionary	11.3%
Energy	10.8%
Consumer Staples	10.4%
Industrials	10.0%
Materials	3.6%
Utilities	3.4%
Telecommunication Services	3.0%
Short-Term Investment	1.5%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Summary Schedule of Investments (Continued)

December 31, 2012

(c)	Other securities represent the portfolio’s securities not identified as a top-fifty holding in terms of value, and not exceeding one percent of the portfolio’s net assets as of December 31, 2012.

(d)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

(e)	As of December 31, 2012, $1,962,000 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

(f)	Open futures contracts outstanding as of December 31, 2012 were as follows:

Long Futures Outstanding	Number of Contracts	Notional Amount	Unrealized Depreciation
S&P 500 E-Mini (03/13)	481	$34,355,699	($202,294)

(g)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$1,953,713,316	$1,953,713,316	$-	$-
	Short-Term Investment	29,476,486	-	29,476,486	-

	Total Assets	1,983,189,802	1,953,713,316	29,476,486	-

Liabilities	Derivatives:
	Equity Contracts
	Futures	(202,294)	(202,294)	-	-

	Total Liabilities	(202,294)	(202,294)	-	-

	Total	$1,982,987,508	$1,953,511,022	$29,476,486	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

FOCUSED 30 PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
COMMON STOCKS - 99.3%

Consumer Discretionary - 10.8%

Amazon.com Inc *	4,339	$1,089,697
Cie Financiere Richemont SA ‘A’ (Switzerland)	44,122	3,528,148
MGM Resorts International *	209,923	2,443,504
News Corp ‘A’	148,167	3,784,185
Prada SPA (Italy)	155,300	1,502,377

		12,347,911

Consumer Staples - 8.0%

Davide Campari-Milano SPA (Italy)	228,392	1,754,265
Mead Johnson Nutrition Co	45,069	2,969,597
Monster Beverage Corp *	59,811	3,162,806
Pernod-Ricard SA (France)	10,899	1,281,578

		9,168,246

Financials - 7.1%

AIA Group Ltd (Hong Kong)	518,800	2,067,646
Prudential PLC (United Kingdom)	170,982	2,385,760
Walker & Dunlop Inc *	216,864	3,612,954

		8,066,360

Health Care - 16.3%

Celgene Corp *	67,263	5,294,944
Express Scripts Holding Co *	115,303	6,226,362
Gilead Sciences Inc *	17,991	1,321,439
Intuitive Surgical Inc *	533	261,367
Medivation Inc *	70,201	3,591,483
Vertex Pharmaceuticals Inc *	43,268	1,814,660

		18,510,255

Industrials - 11.5%

C.H. Robinson Worldwide Inc	32,892	2,079,432
FANUC Corp (Japan)	23,900	4,444,536
Iron Mountain Inc	72,307	2,245,132
Precision Castparts Corp	4,616	874,363
United Parcel Service Inc ‘B’	46,641	3,438,841

		13,082,304

Information Technology -37.5%

Amphenol Corp ‘A’	22,475	1,454,132
Apple Inc	22,383	11,930,810
CoStar Group Inc *	40,380	3,608,761
eBay Inc *	153,804	7,847,080
EMC Corp *	128,602	3,253,631
MasterCard Inc ‘A’	2,758	1,354,950
Microsoft Corp	115,274	3,081,274
ON Semiconductor Corp *	206,693	1,457,186
TE Connectivity Ltd (Switzerland)	71,736	2,662,840
Trimble Navigation Ltd *	51,080	3,053,562
VistaPrint NV * (Netherlands)	71,044	2,334,506
Workday Inc ‘A’ *	9,429	513,881
Yelp Inc *	10,331	194,739

		42,747,352

Materials - 1.4%

Turquoise Hill Resources Ltd (XNYS) * (Canada)	214,598	1,633,091

Telecommunication Services - 6.7%

Crown Castle International Corp *	97,385	7,027,301
Ziggo NV (Netherlands)	18,516	598,418

		7,625,719

Total Common Stocks (Cost $86,384,226)		113,181,238

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 0.8%

Commercial Paper - 0.7%

BNP Paribas Financial Inc 0.160% due 01/02/13	$800,000	$800,000

Repurchase Agreement - 0.1%

State Street Bank & Trust Co 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $68,132; collateralized by Fannie Mae: 2.140% due 11/07/22 and value $70,287)	68,132	68,132

Total Short-Term Investments (Cost $868,132)		868,132

TOTAL INVESTMENTS - 100.1% (Cost $87,252,358)		114,049,370

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(125,832)

NET ASSETS - 100.0%		$113,923,538

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	37.5%
Health Care	16.3%
Industrials	11.5%
Consumer Discretionary	10.8%
Consumer Staples	8.0%
Financials	7.1%
Telecommunication Services	6.7%
Materials	1.4%
Short-Term Investments	0.8%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

FOCUSED 30 PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$12,347,911	$7,317,386	$5,030,525	$-
	Consumer Staples	9,168,246	6,132,403	3,035,843	-
	Financials	8,066,360	3,612,954	4,453,406	-
	Health Care	18,510,255	18,510,255	-	-
	Industrials	13,082,304	8,637,768	4,444,536	-
	Information Technology	42,747,352	42,747,352	-	-
	Materials	1,633,091	1,633,091	-	-
	Telecommunication Services	7,625,719	7,027,301	598,418	-

		113,181,238	95,618,510	17,562,728	-
	Short-Term Investments	868,132	-	868,132	-

	Total	$114,049,370	$95,618,510	$18,430,860	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

GROWTH LT PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
COMMON STOCKS - 94.3%

Consumer Discretionary - 18.8%

Amazon.com Inc *	12,359	$3,103,839
AutoZone Inc *	21,998	7,796,751
CBS Corp ‘B’	257,258	9,788,667
Coach Inc	142,536	7,912,173
Limited Brands Inc	315,488	14,846,865
Mattel Inc	192,458	7,047,812
Nike Inc ‘B’	173,398	8,947,337
Nordstrom Inc	216,466	11,580,931
Polaris Industries Inc	13,143	1,105,983
Prada SPA (Italy)	654,700	6,333,590
priceline.com Inc *	4,051	2,516,481
The TJX Cos Inc	94,799	4,024,218
The Walt Disney Co	76,421	3,805,002
Time Warner Cable Inc	78,412	7,620,862

		96,430,511

Consumer Staples - 10.2%

Anheuser-Busch InBev NV (Belgium)	90,749	7,930,430
Colgate-Palmolive Co	45,943	4,802,881
Costco Wholesale Corp	59,647	5,891,334
Mead Johnson Nutrition Co	62,399	4,111,470
Pernod-Ricard SA (France)	83,814	9,855,419
Philip Morris International Inc	57,357	4,797,340
Reckitt Benckiser Group PLC (United Kingdom)	78,619	4,924,987
SABMiller PLC (United Kingdom)	152,834	7,193,603
Whole Foods Market Inc	29,707	2,713,140

		52,220,604

Energy - 5.1%

Dresser-Rand Group Inc *	89,898	5,046,874
Enterprise Products Partners LP	6,892	345,151
EOG Resources Inc	36,290	4,383,469
Helmerich & Payne Inc	68,586	3,841,502
Kinder Morgan Inc	83,485	2,949,525
National Oilwell Varco Inc	53,155	3,633,144
Noble Energy Inc	44,079	4,484,598
Petroleo Brasileiro SA ADR (Brazil)	75,483	1,469,654

		26,153,917

Financials - 2.9%

Banco do Brasil SA (Brazil)	163,600	2,087,056
Prudential PLC (United Kingdom)	248,496	3,467,334
Simon Property Group Inc REIT	16,300	2,576,867
T. Rowe Price Group Inc	74,299	4,839,094
Ventas Inc REIT	30,180	1,953,250

		14,923,601

Health Care - 12.7%

Aetna Inc	70,983	3,286,513
AmerisourceBergen Corp	115,551	4,989,492
Celgene Corp *	85,483	6,729,222
Covidien PLC (Ireland)	77,386	4,468,268
Express Scripts Holding Co *	166,555	8,993,970
Gilead Sciences Inc *	121,250	8,905,813
Medivation Inc *	61,314	3,136,824
Perrigo Co	89,039	9,262,727
Shire PLC ADR (United Kingdom)	28,212	2,600,582
Valeant Pharmaceuticals International Inc (NYSE) * (Canada)	105,647	6,314,521
Varian Medical Systems Inc *	43,442	3,051,366
Vertex Pharmaceuticals Inc *	82,020	3,439,919

		65,179,217

	Shares	Value
Industrials - 12.3%

C.H. Robinson Worldwide Inc	56,081	$3,545,441
Canadian Pacific Railway Ltd (NYSE) (Canada)	56,495	5,741,022
Danaher Corp	151,064	8,444,478
FANUC Corp (Japan)	41,300	7,680,306
Fastenal Co	79,141	3,695,093
Precision Castparts Corp	70,139	13,285,730
Sensata Technologies Holding NV * (Netherlands)	191,388	6,216,282
Tyco International Ltd (Switzerland)	65,369	1,912,043
Union Pacific Corp	15,532	1,952,683
Verisk Analytics Inc ‘A’ *	58,951	3,006,501
W.W. Grainger Inc	37,838	7,657,276

		63,136,855

Information Technology - 27.9%

Amdocs Ltd (United Kingdom)	145,387	4,941,704
Amphenol Corp ‘A’	86,395	5,589,757
ANSYS Inc *	61,520	4,142,757
Apple Inc	83,419	44,464,830
Atmel Corp *	441,229	2,890,050
eBay Inc *	221,958	11,324,297
EMC Corp *	88,372	2,235,812
Facebook Inc ‘A’ *	72,110	1,920,289
Google Inc ‘A’ *	7,252	5,144,351
Informatica Corp *	90,221	2,735,501
Intuit Inc	126,145	7,505,627
LinkedIn Corp ‘A’ *	15,179	1,742,853
MasterCard Inc ‘A’	14,052	6,903,467
Motorola Solutions Inc	132,284	7,365,573
ON Semiconductor Corp *	593,243	4,182,363
Oracle Corp	440,417	14,674,694
Taiwan Semiconductor Manufacturing Co Ltd (Taiwan)	1,191,548	3,988,007
TE Connectivity Ltd (Switzerland)	209,750	7,785,920
Teradata Corp *	21,267	1,316,215
VMware Inc ‘A’ *	19,567	1,842,037

		142,696,104

Materials - 3.7%

Ball Corp	180,855	8,093,261
Monsanto Co	28,865	2,732,072
Praxair Inc	75,408	8,253,406

		19,078,739

Telecommunication Services - 0.7%

Crown Castle International Corp *	50,359	3,633,905

Total Common Stocks (Cost $417,416,020)		483,453,453

PURCHASED OPTIONS - 0.2%
(See Note (d) in Notes to Schedule of Investments) (Cost $1,649,863)		1,252,310

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

GROWTH LT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 5.2%

Commercial Paper - 4.9%

BNP Paribas Financial Inc 0.160% due 01/02/13	$25,100,000	$25,099,986

Repurchase Agreement - 0.3%

State Street Bank & Trust Co 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $1,604,416; collateralized by Fannie Mae: 2.140% due 11/07/22 and value $1,636,678)	1,604,415	1,604,415

Total Short-Term Investments (Cost $26,704,401)		26,704,401

TOTAL INVESTMENTS - 99.7% (Cost $445,770,284)		511,410,164

OTHER ASSETS & LIABILITIES, NET - 0.3%		1,437,684

NET ASSETS - 100.0%		$512,847,848

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	27.9%
Consumer Discretionary	18.8%
Health Care	12.7%
Industrials	12.3%
Consumer Staples	10.2%
Short-Term Investments	5.2%
Energy	5.1%
Materials	3.7%
Financials	2.9%
Telecommunication Services	0.7%
Purchased Options	0.2%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Forward foreign currency contracts outstanding as of December 31, 2012 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
EUR	350,000	USD	461,545	01/13	CSF	$465
GBP	870,000	USD	1,411,192	01/13	CSF	2,052
JPY	8,800,000	USD	103,201	01/13	CSF	(1,623)
USD	2,923,006	EUR	2,285,000	01/13	CSF	(93,261)
USD	2,351,898	EUR	1,800,000	01/13	JPM	(24,439)
USD	4,658,025	EUR	3,590,000	01/13	RBC	(81,164)
USD	3,669,255	EUR	2,790,000	02/13	HSB	(14,741)
USD	3,455,400	GBP	2,170,000	01/13	CSF	(69,590)
USD	4,151,994	GBP	2,580,000	01/13	JPM	(38,850)
USD	3,923,283	GBP	2,450,000	01/13	RBC	(56,469)
USD	3,317,976	GBP	2,050,000	02/13	HSB	(11,749)
USD	2,341,609	JPY	187,100,000	01/13	CSF	181,920
USD	1,759,208	JPY	145,000,000	01/13	JPM	85,284
USD	1,911,697	JPY	157,000,000	01/13	RBC	99,347
USD	1,570,268	JPY	132,000,000	02/13	HSB	46,161

Total Forward Foreign Currency Contracts						$23,343

(d)	Purchased options outstanding as of December 31, 2012 were as follows:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	Counter- party	Number of Contracts	Cost	Value
Put - CME S&P 500 Index Futures (01/13)	$140.00	01/19/13	GSC	1,490	$221,980	$177,310

Options on Securities

Description	Strike Price	Expiration Date	Counter- party	Number of Contracts	Cost	Value
Call - CME Microsoft Corp	$30.00	01/19/13	GSC	2,575	$584,525	$7,725
Call - CME Valeant Pharmaceuticals International Inc	52.50	01/19/13	GSC	695	491,845	545,575
Call - CME Google Inc ‘A’	700.00	03/16/13	GSC	141	351,513	521,700

					$1,427,883	$1,075,000

Total Purchased Options					$1,649,863	$1,252,310

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

GROWTH LT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(e)	Transactions in written options for the year ended December 31, 2012 were as follows:

	Number of Contracts	Premium
Outstanding, December 31, 2011	-	$-
Call Options Written	1,792	1,599,682
Call Options Exercised	(313)	(38,122)
Call Options Expired	(582)	(119,492)
Call Options Closed	(897)	(1,442,068)

Outstanding, December 31, 2012	-	$-

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$96,430,511	$90,096,921	$6,333,590	$-
	Consumer Staples	52,220,604	22,316,165	29,904,439	-
	Energy	26,153,917	26,153,917	-	-
	Financials	14,923,601	9,369,211	5,554,390	-
	Health Care	65,179,217	65,179,217	-	-
	Industrials	63,136,855	55,456,549	7,680,306	-
	Information Technology	142,696,104	138,708,097	3,988,007	-
	Materials	19,078,739	19,078,739	-	-
	Telecommunication Services	3,633,905	3,633,905	-	-

		483,453,453	429,992,721	53,460,732	-
	Short-Term Investments	26,704,401	-	26,704,401	-
	Derivatives:
	Equity Contracts
	Purchased Options	1,252,310	1,252,310	-	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	415,229	-	415,229	-

	Total Assets - Derivatives	1,667,539	1,252,310	415,229	-

	Total Assets	511,825,393	431,245,031	80,580,362	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(391,886)	-	(391,886)	-

	Total Liabilities	(391,886)	-	(391,886)	-

	Total	$511,433,507	$431,245,031	$80,188,476	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

LARGE-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
COMMON STOCKS - 97.5%

Consumer Discretionary - 20.8%

Amazon.com Inc *	174,100	$43,723,474
DIRECTV *	491,900	24,673,704
Dollar General Corp *	758,000	33,420,220
Las Vegas Sands Corp	717,100	33,101,336
Lululemon Athletica Inc *	292,109	22,267,469
Michael Kors Holdings Ltd * (United Kingdom)	375,700	19,171,971
Nike Inc ‘B’	535,000	27,606,000
priceline.com Inc *	52,600	32,675,120
Ralph Lauren Corp	200,700	30,088,944
The Interpublic Group of Cos Inc	3,901	42,989

		266,771,227

Consumer Staples - 5.5%

CVS Caremark Corp	318,600	15,404,310
Monster Beverage Corp *	346,700	18,333,496
The Estee Lauder Cos Inc ‘A’	620,000	37,113,200

		70,851,006

Energy - 6.4%

Cabot Oil & Gas Corp	271,000	13,479,540
Concho Resources Inc *	273,100	22,000,936
FMC Technologies Inc *	580,400	24,858,532
Schlumberger Ltd (Netherlands)	308,400	21,369,036

		81,708,044

Health Care - 15.2%

Agilent Technologies Inc	708,100	28,989,614
Allergan Inc	491,100	45,048,603
Biogen Idec Inc *	107,900	15,825,693
Cardinal Health Inc	754,100	31,053,838
Gilead Sciences Inc *	371,300	27,271,985
Intuitive Surgical Inc *	26,800	13,141,916
UnitedHealth Group Inc	615,300	33,373,872

		194,705,521

Industrials - 10.5%

Cummins Inc	188,400	20,413,140
Danaher Corp	550,500	30,772,950
IHS Inc ‘A’ *	138,100	13,257,600
Precision Castparts Corp	49,100	9,300,522
Union Pacific Corp	212,800	26,753,216
United Technologies Corp	415,800	34,099,758

		134,597,186

Information Technology - 36.2%

Apple Inc	130,900	69,773,627
eBay Inc *	499,700	25,494,694
Facebook Inc ‘A’ *	1,148,500	30,584,555
Google Inc ‘A’ *	66,300	47,031,231
Informatica Corp *	483,200	14,650,624
MasterCard Inc ‘A’	64,900	31,884,072
MercadoLibre Inc	136,700	10,740,519
NetApp Inc *	852,900	28,614,795
QUALCOMM Inc	733,800	45,510,276
salesforce.com inc *	174,600	29,350,260
ServiceNow Inc *	105,400	3,165,162
Teradata Corp *	459,800	28,457,022
VeriSign Inc *	218,500	8,482,170
Visa Inc ‘A’	406,500	61,617,270
VMware Inc ‘A’ *	304,000	28,618,560

		463,974,837

	Shares	Value
Materials - 1.5%

The Sherwin-Williams Co	130,100	$20,011,982

Telecommunication Services -1.4%

Crown Castle International Corp *	250,800	18,097,728

Total Common Stocks (Cost $1,070,023,417)		1,250,717,531

EXCHANGE-TRADED FUND - 0.4%
iShares Russell 1000 Growth Index Fund	87,600	5,736,924

Total Exchange-Traded Fund (Cost $5,710,431)		5,736,924

	Principal Amount
SHORT-TERM INVESTMENT - 2.1%

Repurchase Agreement - 2.1%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $26,530,212; collateralized by U.S. Treasury Notes: 0.250% due 07/15/15 and value $27,065,000)	$26,530,197	26,530,197

Total Short-Term Investment (Cost $26,530,197)		26,530,197

TOTAL INVESTMENTS - 100.0% (Cost $1,102,264,045)		1,282,984,652

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(267,748)

NET ASSETS - 100.0%		$1,282,716,904

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	36.2%
Consumer Discretionary	20.8%
Health Care	15.2%
Industrials	10.5%
Energy	6.4%
Consumer Staples	5.5%
Short-Term Investment	2.1%
Materials	1.5%
Telecommunication Services	1.4%
Exchange-Traded Fund	0.4%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

LARGE-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$1,250,717,531	$1,250,717,531	$-	$-
	Exchange-Traded Fund	5,736,924	5,736,924	-	-
	Short-Term Investment	26,530,197	-	26,530,197	-

	Total	$1,282,984,652	$1,256,454,455	$26,530,197	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

LARGE-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
COMMON STOCKS - 98.7%

Consumer Discretionary - 16.9%

DISH Network Corp ‘A’	1,809,009	$65,847,928
McDonald’s Corp	262,139	23,123,281
News Corp ‘A’	4,034,866	103,050,478
SES SA FDR (Luxembourg)	1,078,718	31,206,056
Target Corp	531,877	31,471,162
The Home Depot Inc	849,443	52,538,049
Time Warner Cable Inc	851,398	82,747,372
Time Warner Inc	1,855,334	88,740,625

		478,724,951

Consumer Staples - 12.5%

Altria Group Inc	1,019,759	32,040,828
Anheuser-Busch InBev NV ADR (Belgium)	584,403	51,082,666
CVS Caremark Corp	1,760,833	85,136,276
Kimberly-Clark Corp	633,162	53,457,868
Lorillard Inc	363,729	42,436,262
Philip Morris International Inc	1,093,531	91,462,933

		355,616,833

Energy - 11.0%

Apache Corp	296,634	23,285,769
Chevron Corp	764,621	82,686,115
Exxon Mobil Corp	823,051	71,235,064
Halliburton Co	1,116,700	38,738,323
Royal Dutch Shell PLC ‘A’ ADR (United Kingdom)	509,144	35,105,479
Suncor Energy Inc (NYSE) (Canada)	839,477	27,685,951
Transocean Ltd (Switzerland)	728,411	32,523,551

		311,260,252

Financials - 24.3%

American Express Co	1,011,511	58,141,652
Capital One Financial Corp	628,156	36,389,077
JPMorgan Chase & Co	2,520,452	110,824,274
Loews Corp	916,502	37,347,457
Marsh & McLennan Cos Inc	1,482,299	51,094,847
MetLife Inc	907,317	29,887,022
State Street Corp	1,318,073	61,962,612
The Bank of New York Mellon Corp	1,215,014	31,225,860
The Progressive Corp	1,235,292	26,064,661
The Travelers Cos Inc	761,533	54,693,300
U.S. Bancorp	2,755,676	88,016,291
Wells Fargo & Co	3,072,223	105,008,582

		690,655,635

Health Care - 8.7%

Johnson & Johnson	694,649	48,694,895
Merck & Co Inc	1,510,772	61,851,006
Novartis AG ADR (Switzerland)	497,632	31,500,105
Pfizer Inc	1,287,811	32,298,300
Teva Pharmaceutical Industries Ltd ADR (Israel)	887,347	33,133,537
WellPoint Inc	638,798	38,915,574

		246,393,417

Industrials - 9.6%

General Electric Co	2,998,964	62,948,254
Honeywell International Inc	1,062,241	67,420,436
Illinois Tool Works Inc	911,385	55,421,322
Raytheon Co	526,560	30,308,794
United Technologies Corp	678,813	55,669,454

		271,768,260

Information Technology - 7.6%

International Business Machines Corp	308,664	59,124,589
Microsoft Corp	1,331,964	35,603,398

	Shares	Value
Motorola Solutions Inc	859,054	$47,832,127
TE Connectivity Ltd (Switzerland)	1,184,128	43,954,831
Xerox Corp	4,292,714	29,276,310

		215,791,255

Materials - 2.9%

Air Products & Chemicals Inc	503,690	42,320,034
Crown Holdings Inc *	1,089,337	40,098,495

		82,418,529

Telecommunication Services - 3.0%

AT&T Inc	939,370	31,666,163
CenturyLink Inc	668,354	26,146,008
Verizon Communications Inc	639,989	27,692,324

		85,504,495

Utilities - 2.2%

Sempra Energy	906,036	64,274,194

Total Common Stocks (Cost $2,189,024,102)		2,802,407,821

	Principal Amount
SHORT-TERM INVESTMENT - 1.1%

Repurchase Agreement - 1.1%

The Royal Bank of Scotland Group PLC 0.170% due 01/02/13 (Dated 12/31/12, repurchase price of $30,656,290; collateralized by U.S. Treasury Notes: 2.125% due 08/15/21 and value $31,269,112)	$30,656,000	30,656,000

Total Short-Term Investment (Cost $30,656,000)		30,656,000

TOTAL INVESTMENTS - 99.8% (Cost $2,219,680,102)		2,833,063,821

OTHER ASSETS & LIABILITIES, NET - 0.2%		5,007,548

NET ASSETS - 100.0%		$2,838,071,369

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Financials	24.3%
Consumer Discretionary	16.9%
Consumer Staples	12.5%
Energy	11.0%
Industrials	9.6%
Health Care	8.7%
Information Technology	7.6%
Telecommunication Services	3.0%
Materials	2.9%
Utilities	2.2%
Short-Term Investment	1.1%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

LARGE-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$478,724,951	$447,518,895	$31,206,056	$-
	Consumer Staples	355,616,833	355,616,833	-	-
	Energy	311,260,252	311,260,252	-	-
	Financials	690,655,635	690,655,635	-	-
	Health Care	246,393,417	246,393,417	-	-
	Industrials	271,768,260	271,768,260	-	-
	Information Technology	215,791,255	215,791,255	-	-
	Materials	82,418,529	82,418,529	-	-
	Telecommunication Services	85,504,495	85,504,495	-	-
	Utilities	64,274,194	64,274,194	-	-

		2,802,407,821	2,771,201,765	31,206,056	-
	Short-Term Investment	30,656,000	-	30,656,000	-

	Total	$2,833,063,821	$2,771,201,765	$61,862,056	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

LONG/SHORT LARGE-CAP PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
COMMON STOCKS - 126.6%

Consumer Discretionary - 19.2%

Amazon.com Inc * †	62,830	$15,779,126
AutoZone Inc * †	17,980	6,372,651
BorgWarner Inc * †	8,830	632,405
Carnival Corp (Panama)	70,130	2,578,680
CBS Corp ‘B’	527,650	20,077,082
Coach Inc	98,450	5,464,960
Comcast Corp ‘A’ †	399,900	14,948,262
DIRECTV *	16,320	818,611
DISH Network Corp ‘A’ †	120,810	4,397,484
Expedia Inc	106,120	6,521,074
General Motors Co * †	738,550	21,292,396
Johnson Controls Inc	724,866	22,253,386
Lear Corp	59,280	2,776,675
Lennar Corp ‘A’	52,480	2,029,402
Lowe’s Cos Inc	269,070	9,557,366
Lululemon Athletica Inc *	44,540	3,395,284
Macy’s Inc	41,400	1,615,428
Nike Inc ‘B’	13,280	685,248
NVR Inc * †	5,012	4,611,040
PulteGroup Inc *	114,400	2,077,504
Ross Stores Inc	116,890	6,329,594
Royal Caribbean Cruises Ltd † (Liberia)	143,920	4,893,280
Target Corp †	253,250	14,984,803
The Home Depot Inc	273,820	16,935,767
The Ryland Group Inc	13,830	504,795
The TJX Cos Inc	174,380	7,402,431
The Walt Disney Co	18,810	936,550
Time Warner Cable Inc	104,330	10,139,833
Time Warner Inc	959,436	45,889,824
TRW Automotive Holdings Corp * †	12,640	677,630
VF Corp	63,320	9,559,420
Viacom Inc ‘B’ †	12,690	669,271
Yum! Brands Inc	65,080	4,321,312

		271,128,574

Consumer Staples - 11.1%

Archer-Daniels-Midland Co	247,770	6,786,420
Beam Inc	48,750	2,978,138
Campbell Soup Co	136,210	4,752,367
Coca-Cola Enterprises Inc †	239,670	7,604,729
Colgate-Palmolive Co	39,850	4,165,919
ConAgra Foods Inc	211,470	6,238,365
Constellation Brands Inc ‘A’ *	46,380	1,641,388
Costco Wholesale Corp †	18,460	1,823,294
CVS Caremark Corp	40,190	1,943,187
Dr Pepper Snapple Group Inc †	38,640	1,707,115
Energizer Holdings Inc †	31,250	2,499,375
General Mills Inc	250,130	10,107,753
Kellogg Co	90,960	5,080,116
Kraft Foods Group Inc	199,854	9,087,361
Mondelez International Inc ‘A’	546,067	13,908,327
PepsiCo Inc	171,410	11,729,586
Philip Morris International Inc	235,710	19,714,784
The Clorox Co	9,330	683,143
The Coca-Cola Co	576,228	20,888,265
The Kroger Co	56,800	1,477,936
The Procter & Gamble Co	263,327	17,877,270
Tyson Foods Inc ‘A’	115,160	2,234,104
Wal-Mart Stores Inc	8,120	554,028
Walgreen Co	30,860	1,142,129

		156,625,099

Energy - 12.9%

Anadarko Petroleum Corp	100,670	7,480,788
Apache Corp	10,830	850,155
Baker Hughes Inc †	39,740	1,622,982
Cameron International Corp *	81,830	4,620,122

	Shares	Value
Cheniere Energy Inc * †	292,740	$5,497,657
Chesapeake Energy Corp	16,030	266,419
Chevron Corp	187,650	20,292,471
ConocoPhillips †	94,250	5,465,557
Energen Corp †	31,000	1,397,790
Ensco PLC ‘A’ † (United Kingdom)	187,940	11,141,083
EOG Resources Inc †	105,762	12,774,992
Exxon Mobil Corp †	193,797	16,773,130
Halliburton Co	136,870	4,748,020
Kinder Morgan Inc †	198,050	6,997,106
Marathon Oil Corp	12,310	377,425
Marathon Petroleum Corp	92,780	5,845,140
National Oilwell Varco Inc	71,990	4,920,517
Occidental Petroleum Corp	375,446	28,762,918
Peabody Energy Corp	44,860	1,193,725
Phillips 66	59,930	3,182,283
Range Resources Corp †	23,162	1,455,268
Schlumberger Ltd (Netherlands)	321,060	22,246,247
Southwestern Energy Co *	53,770	1,796,456
The Williams Cos Inc	245,800	8,047,492
Valero Energy Corp †	133,150	4,543,078

		182,298,821

Financials - 21.0%

ACE Ltd † (Switzerland)	355,940	28,404,012
Alexandria Real Estate Equities Inc REIT †	45,830	3,176,936
American Campus Communities Inc REIT	98,450	4,541,498
American Express Co †	167,780	9,643,994
Ameriprise Financial Inc ‘A’ †	117,730	7,373,430
Apartment Investment & Management Co ‘A’ REIT †	79,150	2,141,799
Assurant Inc	22,530	781,791
AvalonBay Communities Inc REIT †	35,630	4,831,072
AXIS Capital Holdings Ltd † (Bermuda)	177,300	6,141,672
Bank of America Corp	2,149,624	24,935,638
Berkshire Hathaway Inc ‘B’ * †	63,500	5,695,950
Boston Properties Inc REIT	30,680	3,246,251
CIT Group Inc *	44,790	1,730,686
Citigroup Inc	407,228	16,109,940
CME Group Inc ‘A’ †	303,465	15,388,710
Comerica Inc	24,080	730,587
Digital Realty Trust Inc REIT	36,310	2,465,086
Discover Financial Services	8,140	313,797
East West Bancorp Inc †	95,810	2,058,957
Equity Residential REIT	17,061	966,847
Everest Re Group Ltd † (Bermuda)	36,720	4,037,364
Extra Space Storage Inc REIT	30,100	1,095,339
HCP Inc REIT	37,100	1,676,178
Highwoods Properties Inc REIT	67,640	2,262,558
Huntington Bancshares Inc	44,390	283,652
IntercontinentalExchange Inc *	28,770	3,562,014
Invesco Ltd † (Bermuda)	425,340	11,097,121
KeyCorp	119,300	1,004,506
Kimco Realty Corp REIT †	30,530	589,840
LaSalle Hotel Properties REIT	51,500	1,307,585
Liberty Property Trust REIT	118,720	4,246,614
MetLife Inc	643,140	21,185,032
Morgan Stanley	335,253	6,410,037
National Retail Properties Inc REIT	31,580	985,296
PartnerRe Ltd † (Bermuda)	9,400	756,606
Post Properties Inc REIT	62,110	3,102,394
Prudential Financial Inc	83,780	4,467,987
Public Storage REIT †	32,780	4,751,789
Regions Financial Corp	286,810	2,042,087
Simon Property Group Inc REIT	45,580	7,205,742
SL Green Realty Corp REIT †	9,518	729,555
State Street Corp	125,310	5,890,823
SunTrust Banks Inc	69,980	1,983,933
SVB Financial Group * †	9,920	555,222
TD Ameritrade Holding Corp †	277,079	4,657,698

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

LONG/SHORT LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
The Goldman Sachs Group Inc	116,711	$14,887,655
The Hartford Financial Services Group Inc	154,800	3,473,712
The Macerich Co REIT	9,580	558,514
The PNC Financial Services Group Inc	47,250	2,755,148
Ventas Inc REIT †	26,620	1,722,846
Wells Fargo & Co	1,054,184	36,032,009
Zions Bancorp	31,550	675,170

		296,670,679

Health Care - 15.5%

Abbott Laboratories	214,250	14,033,375
Alexion Pharmaceuticals Inc * †	4,360	409,011
Allergan Inc †	37,240	3,416,025
AmerisourceBergen Corp †	7,670	331,191
Biogen Idec Inc *	134,509	19,728,435
Boston Scientific Corp *	506,040	2,899,609
C.R. Bard Inc †	870	85,034
Cardinal Health Inc †	145,937	6,009,686
CareFusion Corp *	270,590	7,733,462
Celgene Corp *	172,933	13,613,286
Cerner Corp *	26,480	2,055,907
CIGNA Corp	22,400	1,197,504
Covidien PLC (Ireland)	273,637	15,799,800
DaVita HealthCare Partners Inc * †	107,950	11,931,713
Dendreon Corp * †	25,770	136,066
Humana Inc	149,290	10,245,773
Intuitive Surgical Inc * †	1,370	671,807
Johnson & Johnson	234,650	16,448,965
Merck & Co Inc	999,369	40,914,167
Mettler-Toledo International Inc *	25,209	4,872,900
Mylan Inc *	32,570	895,023
Onyx Pharmaceuticals Inc *	68,690	5,188,156
Pfizer Inc	824,450	20,677,206
UnitedHealth Group Inc	289,470	15,700,853
Vertex Pharmaceuticals Inc *	102,270	4,289,204

		219,284,158

Industrials - 14.2%

3M Co †	55,540	5,156,889
CSX Corp	888,690	17,533,854
Eaton Corp PLC † (Ireland)	16,830	912,186
Emerson Electric Co	509,579	26,987,304
Equifax Inc	6,370	344,744
FedEx Corp	7,230	663,136
Fluor Corp	307,020	18,034,355
Fortune Brands Home & Security Inc * †	39,759	1,161,758
General Electric Co	340,710	7,151,503
Honeywell International Inc	302,034	19,170,098
Jacobs Engineering Group Inc *	3,800	161,766
Masco Corp	283,180	4,717,779
Norfolk Southern Corp	36,700	2,269,528
PACCAR Inc	486,328	21,986,889
Pentair Ltd † (Switzerland)	121,177	5,955,850
Rockwell Collins Inc	2,020	117,503
SPX Corp	98,350	6,899,253
Tyco International Ltd (Switzerland)	368,850	10,788,862
Union Pacific Corp	58,020	7,294,274
United Parcel Service Inc ‘B’	23,530	1,734,867
United Technologies Corp	428,440	35,136,364
W.W. Grainger Inc	31,020	6,277,517

		200,456,279

Information Technology - 22.7%

Accenture PLC ‘A’ (Ireland)	11,370	756,105
Adobe Systems Inc * †	110,760	4,173,437
Altera Corp	237,742	8,187,834
Analog Devices Inc †	38,080	1,601,645
Apple Inc †	125,037	66,648,472
ASML Holding NV ‘NY’ † (Netherlands)	33,425	2,152,904
Avago Technologies Ltd (Singapore)	14,380	455,271

	Shares	Value
Broadcom Corp ‘A’ *	325,790	$10,819,486
Cisco Systems Inc	1,308,781	25,717,547
Citrix Systems Inc *	100,860	6,631,545
Cognizant Technology Solutions Corp ‘A’ *	70,390	5,212,379
Corning Inc	76,110	960,508
eBay Inc *	106,830	5,450,466
EMC Corp *	45,080	1,140,524
Facebook Inc ‘A’ * †	6,430	171,231
Fidelity National Information Services Inc	63,430	2,207,998
Freescale Semiconductor Ltd * † (Bermuda)	204,170	2,247,912
Genpact Ltd † (Bermuda)	40,830	632,865
Google Inc ‘A’ * †	54,353	38,556,388
Hewlett-Packard Co	265,040	3,776,820
International Business Machines Corp	15,950	3,055,222
Jack Henry & Associates Inc	16,630	652,894
Juniper Networks Inc * †	122,030	2,400,330
KLA-Tencor Corp	121,890	5,821,466
Lam Research Corp *	437,221	15,796,795
LinkedIn Corp ‘A’ * †	14,490	1,663,742
LSI Corp *	422,208	2,989,233
Marvell Technology Group Ltd (Bermuda)	59,360	430,954
MasterCard Inc ‘A’ †	6,910	3,394,745
Maxim Integrated Products Inc †	90,970	2,674,518
MICROS Systems Inc *	16,150	685,406
Microsoft Corp	1,234,953	33,010,294
NetApp Inc *	34,160	1,146,068
Oracle Corp	618,380	20,604,421
Paychex Inc	45,220	1,408,151
QUALCOMM Inc	321,148	19,917,599
SanDisk Corp * †	12,900	561,924
Splunk Inc *	48,230	1,399,635
TE Connectivity Ltd (Switzerland)	22,640	840,397
Visa Inc ‘A’ †	70,860	10,740,959
Xilinx Inc	71,160	2,554,644
Yahoo! Inc *	36,390	724,161
Zynga Inc ‘A’ *	495,020	1,173,197

		321,148,092

Materials - 4.9%

Air Products & Chemicals Inc †	304,950	25,621,899
Alcoa Inc †	695,570	6,037,548
Crown Holdings Inc *	58,580	2,156,330
E.I. du Pont de Nemours & Co	184,000	8,274,480
Freeport-McMoRan Copper & Gold Inc	233,542	7,987,137
Georgia Gulf Corp	147,976	6,108,449
Monsanto Co	18,000	1,703,700
Newmont Mining Corp	7,760	360,374
Rock-Tenn Co ‘A’	15,540	1,086,401
The Dow Chemical Co	92,275	2,982,328
United States Steel Corp	49,090	1,171,778
Walter Energy Inc †	186,670	6,697,720

		70,188,144

Telecommunication Services - 1.5%

AT&T Inc †	190,854	6,433,688
Sprint Nextel Corp *	395,500	2,242,485
Verizon Communications Inc †	308,634	13,354,593

		22,030,766

Utilities - 3.6%

AGL Resources Inc †	14,110	563,977
American Electric Power Co Inc	157,240	6,711,003
Edison International	40,900	1,848,271
Exelon Corp †	224,429	6,674,518
NextEra Energy Inc †	127,298	8,807,749
NiSource Inc	257,830	6,417,389
NRG Energy Inc	8,830	203,002
NV Energy Inc †	334,780	6,072,909

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

LONG/SHORT LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
PG&E Corp †	101,820	$4,091,128
Sempra Energy	135,490	9,611,660

		51,001,606

Total Common Stocks (Cost $1,652,164,520)		1,790,832,218

EXCHANGE-TRADED FUND - 0.1%

iShares Dow Jones U.S. Real Estate Index Fund	11,600	750,752

Total Exchange-Traded Fund (Cost $734,530)		750,752

	Principal Amount

SHORT-TERM INVESTMENTS - 2.1%

U.S. Treasury Bills - 0.1%

0.114% due 05/30/13 ‡	$90,000	89,961
0.176% due 05/30/13 ‡	435,000	434,813
0.181% due 05/30/13 ‡	25,000	24,989
0.186% due 05/30/13	20,000	19,991
0.188% due 05/30/13	200,000	199,914
0.191% due 05/30/13	10,000	9,996

		779,664

Repurchase Agreement - 2.0%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $28,932,456; collateralized by U.S. Treasury Notes: 0.250% due 07/15/15 and value $29,515,000)	28,932,440	28,932,440

Total Short-Term Investments (Cost $29,711,891)		29,712,104

TOTAL INVESTMENTS - 128.8% (Cost $1,682,610,941)		1,821,295,074

TOTAL SECURITIES SOLD SHORT - (29.2%)
(See Securities Sold Short)
(Proceeds $389,662,981)		(412,238,192)

OTHER ASSETS & LIABILITIES, NET - 0.4%		4,721,631

NET ASSETS - 100.0%		$1,413,778,513

SECURITIES SOLD SHORT

	Shares	Value
COMMON STOCKS - (29.2%)

Consumer Discretionary - (3.7%)

Autoliv Inc	14,890	($1,003,437)
Bed Bath & Beyond Inc	4,470	(249,918)
CarMax Inc	52,750	(1,980,235)
Choice Hotels International Inc	67,120	(2,256,574)
Discovery Communications Inc ‘A’	16,320	(1,035,994)
Ford Motor Co	198,570	(2,571,481)
Gannett Co Inc	232,210	(4,182,102)
Gentex Corp	130,010	(2,446,788)
Harman International Industries Inc	18,460	(824,054)
Hasbro Inc	92,740	(3,329,366)
Mattel Inc	22,430	(821,387)
Netflix Inc	50,480	(4,683,534)

	Shares	Value
News Corp ‘B’	235,590	($6,181,882)
O’Reilly Automotive Inc	3,180	(284,356)
Omnicom Group Inc	172,250	(8,605,610)
priceline.com Inc	1,130	(701,956)
Ralph Lauren Corp	3,285	(492,487)
Scripps Networks Interactive Inc ‘A’	42,300	(2,450,016)
The Interpublic Group of Cos Inc	126,430	(1,393,259)
The Washington Post Co ‘B’	11,850	(4,327,738)
Toll Brothers Inc	94,790	(3,064,561)

		(52,886,735)

Consumer Staples - (3.4%)

Altria Group Inc	174,770	(5,491,273)
Brown-Forman Corp ‘B’	50,050	(3,165,663)
Church & Dwight Co Inc	118,460	(6,345,902)
HJ Heinz Co	86,930	(5,014,122)
Mead Johnson Nutrition Co	20,857	(1,374,268)
Safeway Inc	129,000	(2,333,610)
The Clorox Co	12,840	(940,145)
The Estee Lauder Cos Inc ‘A’	33,200	(1,987,352)
The Hershey Co	207,840	(15,010,205)
Wal-Mart Stores Inc	72,020	(4,913,925)
Whole Foods Market Inc	7,640	(697,761)

		(47,274,226)

Energy - (1.7%)

Chesapeake Energy Corp	83,600	(1,389,432)
CONSOL Energy Inc	176,620	(5,669,502)
Diamond Offshore Drilling Inc	48,570	(3,300,817)
Encana Corp (NYSE) (Canada)	94,680	(1,870,877)
Noble Energy Inc	7,050	(717,267)
Spectra Energy Corp	21,460	(587,575)
Tenaris SA ADR (Luxembourg)	28,100	(1,177,952)
Tesoro Corp	25,480	(1,122,394)
TransCanada Corp (NYSE) (Canada)	83,580	(3,955,005)
Ultra Petroleum Corp (Canada)	52,410	(950,193)
WPX Energy Inc	190,502	(2,834,670)

		(23,575,684)

Financials - (5.8%)

Aflac Inc	48,680	(2,585,882)
American International Group Inc	19,800	(698,940)
Aon PLC (United Kingdom)	91,000	(5,059,600)
Arch Capital Group Ltd (Bermuda)	23,220	(1,022,144)
Bank of Hawaii Corp	23,500	(1,035,175)
BB&T Corp	87,200	(2,538,392)
BlackRock Inc	14,460	(2,989,027)
Brookfield Office Properties Inc (Canada)	136,280	(2,318,123)
Corporate Office Properties Trust REIT	63,610	(1,588,978)
Cullen/Frost Bankers Inc	20,040	(1,087,571)
DCT Industrial Trust Inc REIT	281,200	(1,824,988)
Douglas Emmett Inc REIT	53,490	(1,246,317)
EastGroup Properties Inc REIT	25,950	(1,396,369)
Federal Realty Investment Trust REIT	15,970	(1,661,199)
Federated Investors Inc ‘B’	9,970	(201,693)
Franklin Resources Inc	13,040	(1,639,128)
General Growth Properties Inc REIT	61,750	(1,225,737)
Health Care REIT Inc	58,200	(3,567,078)
Lincoln National Corp	51,300	(1,328,670)
Mack-Cali Realty Corp REIT	62,640	(1,635,530)
Mid-America Apartment Communities Inc REIT	47,590	(3,081,453)
Northern Trust Corp	11,620	(582,859)
Realty Income Corp REIT	32,130	(1,291,947)
RenaissanceRe Holdings Ltd (Bermuda)	9,910	(805,287)
Senior Housing Properties Trust REIT	121,210	(2,865,404)
T. Rowe Price Group Inc	10,440	(679,957)
Tanger Factory Outlet Centers Inc REIT	67,880	(2,321,496)
The Allstate Corp	121,550	(4,882,664)
The Bank of New York Mellon Corp	85,470	(2,196,579)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

LONG/SHORT LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
The Chubb Corp	47,620	($3,586,738)
The Progressive Corp	113,370	(2,392,107)
The Travelers Cos Inc	11,080	(795,766)
Torchmark Corp	66,370	(3,429,338)
U.S. Bancorp	33,440	(1,068,074)
UMB Financial Corp	37,100	(1,626,464)
Valley National Bancorp	292,013	(2,715,721)
Vornado Realty Trust REIT	25,450	(2,038,036)
Weingarten Realty Investors REIT	205,250	(5,494,543)
WR Berkley Corp	102,300	(3,860,802)

		(82,365,776)

Health Care - (2.7%)

Agilent Technologies Inc	6,510	(266,520)
Alexion Pharmaceuticals Inc	3,300	(309,573)
Amgen Inc	13,050	(1,126,476)
Becton Dickinson & Co	8,340	(652,105)
Bristol-Myers Squibb Co	110,112	(3,588,550)
Edwards Lifesciences Corp	14,060	(1,267,790)
Eli Lilly & Co	173,210	(8,542,717)
Forest Laboratories Inc	36,390	(1,285,295)
Hospira Inc	46,950	(1,466,718)
Life Technologies Corp	15,830	(776,936)
Medivation Inc	33,080	(1,692,373)
Medtronic Inc	22,470	(921,719)
Quality Systems Inc	3,200	(55,552)
St. Jude Medical Inc	12,850	(464,399)
Tenet Healthcare Corp	44,072	(1,431,018)
United Therapeutics Corp	29,290	(1,564,672)
Varian Medical Systems Inc	52,110	(3,660,206)
Zimmer Holdings Inc	128,260	(8,549,812)

		(37,622,431)

Industrials - (4.8%)

Caterpillar Inc	8,380	(750,680)
Cummins Inc	22,960	(2,487,716)
Danaher Corp	123,160	(6,884,644)
Dover Corp	72,260	(4,748,205)
Fastenal Co	108,380	(5,060,262)
General Electric Co	351,110	(7,369,799)
Heartland Express Inc	227,462	(2,972,928)
Illinois Tool Works Inc	75,930	(4,617,303)
Knight Transportation Inc	118,837	(1,738,585)
Lockheed Martin Corp	110,128	(10,163,713)
Raytheon Co	97,629	(5,619,525)
Rockwell Automation Inc	59,380	(4,987,326)
Textron Inc	181,650	(4,503,104)
The ADT Corp	19,100	(887,959)
The Boeing Co	35,410	(2,668,498)
United Parcel Service Inc ‘B’	6,720	(495,466)
Werner Enterprises Inc	115,880	(2,511,120)

		(68,466,833)

Information Technology - (3.2%)

AOL Inc	118,300	(3,502,863)
Automatic Data Processing Inc	43,540	(2,482,215)
Cypress Semiconductor Corp	73,220	(793,705)
Electronic Arts Inc	265,520	(3,858,006)
Fiserv Inc	14,720	(1,163,321)
Intel Corp	234,770	(4,843,305)
International Business Machines Corp	16,210	(3,105,025)
Intuit Inc	31,480	(1,873,060)
JDS Uniphase Corp	4,070	(55,108)
Microchip Technology Inc	244,520	(7,968,907)
NVIDIA Corp	101,230	(1,244,117)
Paychex Inc	19,370	(603,182)
SAIC Inc	46,680	(528,417)
Seagate Technology PLC (Ireland)	48,060	(1,464,869)
Taiwan Semiconductor Manufacturing Co Ltd ADR (Taiwan)	480,950	(8,253,102)

	Shares	Value
Texas Instruments Inc	66,330	($2,052,250)
Western Digital Corp	37,520	(1,594,225)

		(45,385,677)

Materials - (2.3%)

Cabot Corp	30,820	(1,226,328)
Celanese Corp ‘A’	13,720	(610,951)
Cliffs Natural Resources Inc	300,038	(11,569,465)
Nucor Corp	96,720	(4,176,370)
OM Group Inc	16,830	(373,626)
Praxair Inc	86,470	(9,464,141)
Sigma-Aldrich Corp	22,020	(1,620,232)
The Sherwin-Williams Co	4,700	(722,954)
Vale SA ADR (Brazil)	7,280	(152,589)
Valspar Corp	28,290	(1,765,296)
Vulcan Materials Co	13,985	(727,919)

		(32,409,871)

Telecommunication Services - (0.1%)

Crown Castle International Corp	14,560	(1,050,650)

Utilities - (1.5%)

Consolidated Edison Inc	92,756	(5,151,668)
Dominion Resources Inc	12,740	(659,932)
Duke Energy Corp	75,050	(4,788,190)
Entergy Corp	11,400	(726,750)
National Fuel Gas Co	47,990	(2,432,613)
Public Service Enterprise Group Inc	19,670	(601,902)
Southern Co	140,210	(6,002,390)
Wisconsin Energy Corp	22,710	(836,864)

		(21,200,309)

Total Common Stocks (Proceeds $389,662,981)		(412,238,192)

TOTAL SECURITIES SOLD SHORT - (29.2%)
(Proceeds $389,662,981)		($412,238,192)

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

	Long		Short		Net Exposure
Information Technology	22.7%		(3.2%	)	19.5%
Consumer Discretionary	19.2%		(3.7%	)	15.5%
Financials	21.0%		(5.8%	)	15.2%
Health Care	15.5%		(2.7%	)	12.8%
Energy	12.9%		(1.7%	)	11.2%
Industrials	14.2%		(4.8%	)	9.4%
Consumer Staples	11.1%		(3.4%	)	7.7%
Materials	4.9%		(2.3%	)	2.6%
Utilities	3.6%		(1.5%	)	2.1%
Short-Term Investments	2.1%		-		2.1%
Telecommunication Services	1.5%		(0.1%	)	1.4%
Exchange-Traded Fund	0.1%		-		0.1%

	128.8%		(29.2%	)	99.6%

Securities Sold Short	(29.2%	)
Other Assets & Liabilities, Net	0.4%

	100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

LONG/SHORT LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(c)	The portfolio engages in securities lending to help achieve its stated investment objective. The Fund, on behalf of the portfolio, entered into an agreement with State Street Bank & Trust Co to provide securities lending services to the portfolio, the proceeds of which are used to finance the costs of (i) purchasing long positions in excess of the value of the portfolio’s assets and (ii) borrowing securities sold short. As of December 31, 2012, the total value of securities out on loan was $412,020,312, and the cash collateral was $414,470,167 (See Note 8 in Notes to Financial Statements).

(d)	As of December 31, 2012, investments with total aggregate values of $549,763 were fully or partially segregated with broker(s)/custodian as collateral for open futures contracts. In addition, $1,045,000 in cash was segregated as collateral for open futures contracts.

(e)	Open futures contracts outstanding as of December 31, 2012 were as follows:

Long Futures Outstanding	Number of Contracts	Notional Amount	Unrealized Depreciation
S&P 500 E-Mini (03/13)	441	$31,360,910	($47,705)

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks - Long (1)	$1,790,832,218	$1,790,832,218	$-	$-
	Exchange-Traded Fund	750,752	750,752	-	-
	Short-Term Investments	29,712,104	-	29,712,104	-

	Total Assets	1,821,295,074	1,791,582,970	29,712,104	-

Liabilities	Common Stocks - Short (1)	(412,238,192)	(412,238,192)	-	-
	Derivatives:
	Equity Contracts
	Futures	(47,705)	(47,705)	-	-

	Total Liabilities	(412,285,897)	(412,285,897)	-	-

	Total	$1,409,009,177	$1,379,297,073	$29,712,104	$-

(1) For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

MAIN STREET® CORE PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
PREFERRED STOCKS - 0.4%

Consumer Staples - 0.4%

Henkel AG & Co KGaA (Germany)	70,938	$5,825,655

Total Preferred Stocks (Cost $5,407,982)		5,825,655

COMMON STOCKS - 97.6%

Consumer Discretionary - 9.1%

AutoZone Inc *	70,716	25,063,872
CarMax Inc *	186,521	7,001,998
Ford Motor Co	3,162,860	40,959,037
The McGraw-Hill Cos Inc	638,614	34,913,028
The TJX Cos Inc	370,325	15,720,296
Yum! Brands Inc	115,180	7,647,952

		131,306,183

Consumer Staples - 11.2%

Dr Pepper Snapple Group Inc	749,690	33,121,304
Kraft Foods Group Inc	435,406	19,797,911
Mondelez International Inc ‘A’	498,200	12,689,154
Philip Morris International Inc	787,138	65,836,222
The J.M. Smucker Co	354,365	30,560,438

		162,005,029

Energy - 8.3%

Chevron Corp	454,172	49,114,160
National Oilwell Varco Inc	652,382	44,590,310
Noble Energy Inc	249,250	25,358,695

		119,063,165

Financials - 18.9%

CIT Group Inc *	1,309,854	50,612,759
Citigroup Inc	1,831,919	72,470,716
CME Group Inc ‘A’	424,600	21,531,466
Discover Financial Services	532,085	20,511,877
JPMorgan Chase & Co	1,448,329	63,683,026
Lincoln National Corp	283,210	7,335,139
M&T Bank Corp	43,765	4,309,539
Marsh & McLennan Cos Inc	685,635	23,633,838
MSCI Inc *	296,924	9,201,675

		273,290,035

Health Care - 13.2%

Abbott Laboratories	498,323	32,640,156
Bristol-Myers Squibb Co	627,069	20,436,179
Covidien PLC (Ireland)	736,156	42,505,647
Express Scripts Holding Co *	467,226	25,230,204
Pfizer Inc	951,370	23,860,360
Sanofi (France)	164,800	15,628,843
UnitedHealth Group Inc	119,270	6,469,205
Watson Pharmaceuticals Inc *	270,920	23,299,120

		190,069,714

Industrials - 11.2%

CSX Corp	1,474,338	29,088,689
L-3 Communications Holdings Inc	146,380	11,215,636
The ADT Corp	399,553	18,575,219
The Boeing Co	398,068	29,998,404
Towers Watson & Co ‘A’	289,803	16,289,827
Tyco International Ltd (Switzerland)	799,106	23,373,850
United Parcel Service Inc ‘B’	447,558	32,998,451

		161,540,076

	Shares	Value
Information Technology - 20.4%

Amdocs Ltd (United Kingdom)	114,600	$3,895,254
Apple Inc	175,182	93,377,261
Corning Inc	1,102,030	13,907,618
eBay Inc *	1,031,335	52,618,712
Facebook Inc ‘A’ *	185,017	4,927,003
Google Inc ‘A’ *	31,406	22,278,474
International Business Machines Corp	342,038	65,517,379
QUALCOMM Inc	322,297	19,988,860
Western Digital Corp	434,785	18,474,015

		294,984,576

Materials - 2.4%

PPG Industries Inc	37,980	5,140,593
Vulcan Materials Co	563,670	29,339,024

		34,479,617

Telecommunication Services - 2.1%

America Movil SAB de CV ‘L’ ADR (Mexico)	1,284,160	29,715,462

Utilities - 0.8%

The AES Corp	1,072,952	11,480,586

Total Common Stocks (Cost $1,190,590,849)		1,407,934,443

	Principal Amount
SHORT-TERM INVESTMENT - 2.4%

Repurchase Agreement - 2.4%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $35,324,651; collateralized by U.S. Treasury Notes: 0.250% due 07/15/15 and value $36,035,000)	$35,324,631	35,324,631

Total Short-Term Investment (Cost $35,324,631)		35,324,631

TOTAL INVESTMENTS - 100.4% (Cost $1,231,323,462)		1,449,084,729

OTHER ASSETS & LIABILITIES, NET - (0.4%)		(6,158,667)

NET ASSETS - 100.0%		$1,442,926,062

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	20.4%
Financials	18.9%
Health Care	13.2%
Consumer Staples	11.6%
Industrials	11.2%
Consumer Discretionary	9.1%
Energy	8.3%
Short-Term Investment	2.4%
Materials	2.4%
Telecommunication Services	2.1%
Utilities	0.8%

	100.4%
Other Assets & Liabilities, Net	(0.4%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

MAIN STREET CORE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks (1)	$5,825,655	$-	$5,825,655	$-
	Common Stocks
	Consumer Discretionary	131,306,183	131,306,183	-	-
	Consumer Staples	162,005,029	162,005,029	-	-
	Energy	119,063,165	119,063,165	-	-
	Financials	273,290,035	273,290,035	-	-
	Health Care	190,069,714	174,440,871	15,628,843	-
	Industrials	161,540,076	161,540,076	-	-
	Information Technology	294,984,576	294,984,576	-	-
	Materials	34,479,617	34,479,617	-	-
	Telecommunication Services	29,715,462	29,715,462	-	-
	Utilities	11,480,586	11,480,586	-	-

		1,407,934,443	1,392,305,600	15,628,843	-
	Short-Term Investment	35,324,631	-	35,324,631	-

	Total	$1,449,084,729	$1,392,305,600	$56,779,129	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

MID-CAP EQUITY PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.1%

Industrials - 0.1%

Better Place LLC ‘B’ 8.000% * ¯ +	4,704,600	$1,223,196

Total Convertible Preferred Stocks (Cost $11,761,500)		1,223,196

COMMON STOCKS - 97.1%

Consumer Discretionary - 16.7%

American Eagle Outfitters Inc	498,900	10,232,439
AutoZone Inc *	80,870	28,662,754
Big Lots Inc *	229,300	6,525,878
Hasbro Inc	570,400	20,477,360
Lear Corp	191,700	8,979,228
Macy’s Inc	1,018,400	39,737,968
Marriott International Inc ‘A’	284,700	10,610,769
Newell Rubbermaid Inc	668,900	14,896,403
Ross Stores Inc	275,000	14,891,250
The Interpublic Group of Cos Inc	1,508,300	16,621,466
Weight Watchers International Inc	145,600	7,623,616

		179,259,131

Consumer Staples - 5.9%

H.J. Heinz Co	231,600	13,358,688
Molson Coors Brewing Co ‘B’	367,400	15,721,046
Sysco Corp	1,069,400	33,857,204

		62,936,938

Energy - 6.4%

Cameron International Corp *	215,800	12,184,068
EQT Corp	186,200	10,982,076
Noble Energy Inc	151,000	15,362,740
Peabody Energy Corp	483,300	12,860,613
Rosetta Resources Inc *	150,500	6,826,680
Rowan Cos PLC ‘A’ * (United Kingdom)	322,700	10,090,829

		68,307,006

Financials - 14.6%

Ameriprise Financial Inc	395,700	24,782,691
East West Bancorp Inc	750,900	16,136,841
Invesco Ltd (Bermuda)	390,400	10,185,536
Kilroy Realty Corp REIT	343,600	16,276,332
PartnerRe Ltd (Bermuda)	103,900	8,362,911
Realogy Holdings Corp *	200,800	8,425,568
Regions Financial Corp	1,852,300	13,188,376
Signature Bank *	269,600	19,233,264
The Hartford Financial Services Group Inc	294,600	6,610,824
The Macerich Co REIT	384,400	22,410,520
Willis Group Holdings PLC (Ireland)	316,900	10,625,657

		156,238,520

Health Care - 13.6%

Aetna Inc	352,600	16,325,380
AmerisourceBergen Corp	730,100	31,525,718
CareFusion Corp *	758,700	21,683,646
Henry Schein Inc *	176,000	14,160,960
Humana Inc	148,200	10,170,966
Vertex Pharmaceuticals Inc *	334,200	14,016,348
Zimmer Holdings Inc	567,500	37,829,550

		145,712,568

Industrials - 14.7%

BE Aerospace Inc *	222,500	10,991,500
Corrections Corp of America	159,900	5,671,653
Dover Corp	416,600	27,374,786
Joy Global Inc	166,100	10,593,858

	Shares	Value
Landstar System Inc	267,700	$14,043,542
Parker Hannifin Corp	390,200	33,190,412
Republic Services Inc	515,000	15,104,950
Rockwell Collins Inc	223,500	13,000,995
SPX Corp	176,200	12,360,430
WESCO International Inc *	222,100	14,976,203

		157,308,329

Information Technology - 22.1%

Amdocs Ltd (United Kingdom)	281,100	9,554,589
Autodesk Inc *	325,000	11,488,750
Avago Technologies Ltd (Singapore)	401,300	12,705,158
BMC Software Inc *	631,000	25,025,460
Check Point Software Technologies Ltd * (Israel)	352,100	16,774,044
Dell Inc	733,000	7,425,290
F5 Networks Inc *	166,400	16,165,760
Fidelity National Information Services Inc	798,200	27,785,342
Gartner Inc *	262,100	12,061,842
Informatica Corp *	255,600	7,749,792
Intuit Inc	446,800	26,584,600
Marvell Technology Group Ltd (Bermuda)	1,498,100	10,876,206
NetApp Inc *	386,500	12,967,075
Red Hat Inc *	105,500	5,587,280
TE Connectivity Ltd (Switzerland)	234,000	8,686,080
Vantiv Inc ‘A’ *	361,000	7,371,620
Xilinx Inc	507,900	18,233,610

		237,042,498

Materials - 3.1%

Eastman Chemical Co	374,300	25,471,115
Walter Energy Inc	207,700	7,452,276

		32,923,391

Total Common Stocks (Cost $992,424,032)		1,039,728,381

	Principal Amount

SHORT-TERM INVESTMENT - 2.8%

Repurchase Agreement - 2.8%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $30,033,037; collateralized by U.S. Treasury Notes: 0.250% due 07/15/15 and value $30,635,000)	$30,033,020	30,033,020

Total Short-Term Investment (Cost $30,033,020)		30,033,020

TOTAL INVESTMENTS - 100.0% (Cost $1,034,218,552)		1,070,984,597

OTHER ASSETS & LIABILITIES, NET - 0.0%		198,497

NET ASSETS - 100.0%		$1,071,183,094

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

MID-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	22.1%
Consumer Discretionary	16.7%
Industrials	14.8%
Financials	14.6%
Health Care	13.6%
Energy	6.4%
Consumer Staples	5.9%
Materials	3.1%
Short-Term Investment	2.8%

Other Assets & Liabilities, Net	100.0%
0.0%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	An investment with a value of $1,223,196 or 0.1% of the portfolio’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board.

(d)	Restricted securities as of December 31, 2012 were as follows:

Issuer and Acquisition Date	Cost	Value	Value as a % of Net Assets
Better Place LLC ‘B’ 8.000% Acq. 01/25/10	$11,761,500	$1,223,196	0.1%

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$1,223,196	$-	$-	$1,223,196
	Common Stocks (1)	1,039,728,381	1,039,728,381	-	-
	Short-Term Investment	30,033,020	-	30,033,020	-

	Total	$1,070,984,597	$1,039,728,381	$30,033,020	$1,223,196

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended December 31, 2012:

Convertible Preferred Stocks (1)
Value, Beginning of Year	$21,358,884
Purchases	-
Sales	-
Net Realized Gains (Losses)	-
Change in Net Unrealized Depreciation	(20,135,688)
Transfers In	-
Transfers Out	-

Value, End of Year	$1,223,196

Change in Net Unrealized Depreciation on Level 3 Investments Held at the End of Year, if Applicable	($20,135,688)

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

MID-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.1%

Industrials - 0.1%

Better Place LLC ‘B’ 8.000% * ¯ +	2,687,456	$698,739

Total Convertible Preferred Stocks (Cost $6,718,638)		698,739

COMMON STOCKS - 97.1%
Consumer Discretionary - 13.7%

Aimia Inc (Canada)	16,469	246,199
Coach Inc	198,296	11,007,411
Dollar Tree Inc *	273,464	11,091,700
Dunkin’ Brands Group Inc	321,192	10,657,151
Groupon Inc *	1,750,003	8,540,015
Morningstar Inc	174,844	10,985,448
New Oriental Education & Technology Group ADR (Cayman)	553,015	10,745,081
Tesla Motors Inc *	124,324	4,210,854
The McGraw-Hill Cos Inc	269,276	14,721,319
Weight Watchers International Inc	307,140	16,081,850

		98,287,028

Consumer Staples - 5.6%

DE Master Blenders 1753 NV * (Netherlands)	1,445,915	16,818,934
Mead Johnson Nutrition Co	164,744	10,854,982
Monster Beverage Corp *	233,330	12,338,490

		40,012,406

Energy - 3.1%

Range Resources Corp	254,385	15,983,009
Ultra Petroleum Corp * (Canada)	346,938	6,289,986

		22,272,995

Financials - 8.4%

Arch Capital Group Ltd * (Bermuda)	234,863	10,338,669
Greenhill & Co Inc	125,015	6,499,530
IntercontinentalExchange Inc *	82,177	10,174,335
MSCI Inc *	590,372	18,295,628
The Progressive Corp	685,290	14,459,619

		59,767,781

Health Care - 12.8%

athenahealth Inc *	176,425	12,958,416
IDEXX Laboratories Inc *	110,002	10,208,186
Illumina Inc *	450,917	25,066,476
Intuitive Surgical Inc *	32,970	16,167,499
Ironwood Pharmaceuticals Inc ‘A’ *	398,706	4,421,649
Qualicorp SA * (Brazil)	1,259,248	13,105,827
Techne Corp	137,161	9,373,583

		91,301,636

Industrials - 15.9%

Covanta Holding Corp	531,326	9,787,025
Edenred (France)	898,184	27,930,939
IHS Inc ‘A’ *	153,922	14,776,512
Intertek Group PLC (United Kingdom)	380,932	19,224,094
Sensata Technologies Holding NV * (Netherlands)	374,357	12,159,115
Stericycle Inc *	111,183	10,370,038
Verisk Analytics Inc ‘A’ *	389,623	19,870,773

		114,118,496

	Shares	Value
Information Technology - 29.2%

Akamai Technologies Inc *	280,838	$11,489,083
Citrix Systems Inc *	140,753	9,254,510
FactSet Research Systems Inc	48,781	4,295,655
First Solar Inc *	309,697	9,563,443
Gartner Inc *	366,746	16,877,651
LinkedIn Corp ‘A’ *	169,156	19,422,492
MercadoLibre Inc	99,806	7,841,757
Motorola Solutions Inc	499,709	27,823,797
Qihoo 360 Technology Co Ltd ADR * (Cayman)	139,153	4,131,453
Red Hat Inc *	184,934	9,794,105
salesforce.com inc *	121,778	20,470,882
SINA Corp * (Cayman)	69,453	3,487,930
Solera Holdings Inc	446,308	23,864,089
Trimble Navigation Ltd *	134,641	8,048,839
Workday Inc ‘A’ *	84,765	4,619,692
Yandex NV ‘A’ * (Netherlands)	705,653	15,220,935
Youku Tudou Inc ADR * (Cayman)	483,010	8,810,102
Zynga Inc ‘A’ *	1,632,531	3,869,098

		208,885,513

Materials - 4.8%

Intrepid Potash Inc	363,112	7,730,654
Martin Marietta Materials Inc	157,074	14,808,937
Rockwood Holdings Inc	239,567	11,848,984

		34,388,575

Utilities - 3.6%

Brookfield Infrastructure Partners LP (Bermuda)	726,316	25,602,639

Total Common Stocks (Cost $632,149,088)		694,637,069

	Principal Amount
SHORT-TERM INVESTMENT - 2.8%

Repurchase Agreement - 2.8%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $20,312,522; collateralized by U.S. Treasury Notes: 0.250% due 07/15/15 and value $20,720,000)	$20,312,511	20,312,511

Total Short-Term Investment (Cost $20,312,511)		20,312,511

TOTAL INVESTMENTS - 100.0% (Cost $659,180,237)		715,648,319

OTHER ASSETS & LIABILITIES, NET - 0.0%		92,698

NET ASSETS - 100.0%		$715,741,017

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

MID-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	29.2%
Industrials	16.0%
Consumer Discretionary	13.7%
Health Care	12.8%
Financials	8.4%
Consumer Staples	5.6%
Materials	4.8%
Utilities	3.6%
Energy	3.1%
Short-Term Investment	2.8%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	An investment with a value of $698,739 or 0.1% of the portfolio’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board.

(d)	Restricted securities as of December 31, 2012 were as follows:

Issuer and Acquisition Date	Cost	Value	Value as a % of Net Assets
Better Place LLC ‘B’ 8.000% Acq. 01/25/10	$6,718,638	$698,739	0.1%

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$698,739	$-	$-	$698,739
	Common Stocks
	Consumer Discretionary	98,287,028	98,287,028	-	-
	Consumer Staples	40,012,406	23,193,472	16,818,934	-
	Energy	22,272,995	22,272,995	-	-
	Financials	59,767,781	59,767,781	-	-
	Health Care	91,301,636	78,195,809	13,105,827	-
	Industrials	114,118,496	66,963,463	47,155,033	-
	Information Technology	208,885,513	208,885,513	-	-
	Materials	34,388,575	34,388,575	-	-
	Utilities	25,602,639	25,602,639	-	-

		694,637,069	617,557,275	77,079,794	-
	Short-Term Investment	20,312,511	-	20,312,511	-

	Total	$715,648,319	$617,557,275	$97,392,305	$698,739

During the year ended December 31, 2012, an investment with a value of $13,105,827 was transferred from level 1 to level 2 due to valuation adjustments made to exchange-traded prices as a result of market movements following the close of local trading.

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended December 31, 2012:

Convertible Preferred Stocks (1)
Value, Beginning of Year	$12,201,050
Purchases	-
Sales	-
Net Realized Gains (Losses)	-
Change in Net Unrealized Depreciation	(11,502,311)
Transfers In	-
Transfers Out	-

Value, End of Year	$698,739

Change in Net Unrealized Depreciation on Level 3 Investments Held at the End of Year, if Applicable	($11,502,311)

(1) For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

MID-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
COMMON STOCKS - 98.8%

Consumer Discretionary - 15.5%

Abercrombie & Fitch Co ‘A’	140,656	$6,747,268
American Eagle Outfitters Inc	690,500	14,162,155
Ascena Retail Group Inc *	445,090	8,229,714
Chico’s FAS Inc	655,900	12,107,914
Dick’s Sporting Goods Inc	219,500	9,985,055
Dollar Tree Inc *	123,700	5,017,272
Foot Locker Inc	188,400	6,051,408
Guess? Inc	245,200	6,017,208
Hanesbrands Inc *	385,300	13,801,446
Jarden Corp	183,800	9,502,460
Lear Corp	147,100	6,890,164
Lennar Corp ‘A’	313,900	12,138,513
Limited Brands Inc	216,000	10,164,960
Mattel Inc	322,700	11,817,274
Newell Rubbermaid Inc	417,000	9,286,590
NVR Inc *	13,300	12,236,000
PVH Corp	128,440	14,258,124
Regis Corp	324,315	5,487,410
Signet Jewelers Ltd (NYSE) (Bermuda)	89,100	4,757,940
Staples Inc	838,100	9,554,340
Thor Industries Inc	144,100	5,393,663
TRW Automotive Holdings Corp *	42,811	2,295,098
Wolverine World Wide Inc	156,200	6,401,076
Wyndham Worldwide Corp	202,900	10,796,309

		213,099,361

Consumer Staples - 3.2%

Energizer Holdings Inc	128,200	10,253,436
Ingredion Inc	119,200	7,680,056
Smithfield Foods Inc *	445,700	9,613,749
The Clorox Co	57,700	4,224,794
The J.M. Smucker Co	71,416	6,158,916
Tyson Foods Inc ‘A’	268,700	5,212,780

		43,143,731

Energy - 9.2%

Africa Oil Corp * (Canada)	1,551,537	10,903,030
Arch Coal Inc	637,400	4,665,768
Bill Barrett Corp *	304,000	5,408,160
Cabot Oil & Gas Corp	152,300	7,575,402
Dresser-Rand Group Inc *	126,100	7,079,254
HollyFrontier Corp	272,300	12,675,565
McDermott International Inc * (Panama)	858,200	9,457,364
Oasis Petroleum Inc *	494,432	15,722,938
Patterson-UTI Energy Inc	436,200	8,126,406
SM Energy Co	347,100	18,122,091
Superior Energy Services Inc *	217,300	4,502,456
Ultra Petroleum Corp * (Canada)	319,400	5,790,722
Whiting Petroleum Corp *	369,850	16,040,394

		126,069,550

Financials - 19.9%

Alleghany Corp *	20,022	6,715,779
American Financial Group Inc	142,800	5,643,456
Arthur J. Gallagher & Co	184,200	6,382,530
Associated Banc-Corp	507,800	6,662,336
BioMed Realty Trust Inc REIT	440,787	8,520,413
CBRE Group Inc ‘A’ *	294,247	5,855,515
CommonWealth REIT	390,795	6,190,193
Corporate Office Properties Trust REIT	409,276	10,223,714
Discover Financial Services	163,960	6,320,658
DuPont Fabros Technology Inc REIT	770,180	18,607,549
Eaton Vance Corp	332,000	10,574,200
Everest Re Group Ltd (Bermuda)	103,900	11,423,805
Fidelity National Financial Inc ‘A’	635,100	14,956,605
First Niagara Financial Group Inc	902,700	7,158,411
FirstMerit Corp	556,500	7,896,735

	Shares	Value

Forest City Enterprises Inc ‘A’ *	1,151,762	$18,600,956
Hancock Holding Co	270,500	8,585,670
HCC Insurance Holdings Inc	361,300	13,443,973
Jefferies Group Inc	425,100	7,894,107
Kemper Corp	383,300	11,307,350
New York Community Bancorp Inc	1,044,700	13,685,570
Old Republic International Corp	778,600	8,292,090
Omega Healthcare Investors Inc REIT	258,102	6,155,733
Protective Life Corp	383,936	10,972,891
Regions Financial Corp	547,500	3,898,200
Synovus Financial Corp	2,043,601	5,006,822
Washington Federal Inc	547,600	9,238,012
Webster Financial Corp	428,543	8,806,559
WR Berkley Corp	261,775	9,879,389
Zions Bancorp	160,000	3,424,000

		272,323,221

Health Care - 12.6%

Alere Inc *	697,658	12,906,673
Brookdale Senior Living Inc *	222,342	5,629,700
CareFusion Corp *	719,200	20,554,736
Endo Health Solutions Inc *	499,873	13,131,664
Hospira Inc *	584,929	18,273,182
Omnicare Inc	692,603	25,002,968
Owens & Minor Inc	642,304	18,312,087
Tenet Healthcare Corp *	876,474	28,459,111
United Therapeutics Corp *	177,315	9,472,167
Universal Health Services Inc ‘B’	423,269	20,465,056

		172,207,344

Industrials - 13.2%

ACCO Brands Corp *	1,468,400	10,778,056
AGCO Corp *	233,000	11,444,960
Alliant Techsystems Inc	97,800	6,059,688
AMETEK Inc	204,050	7,666,159
Con-way Inc	378,700	10,535,434
Crane Co	79,100	3,660,748
Curtiss-Wright Corp	169,600	5,567,968
Delta Air Lines Inc *	1,219,200	14,471,904
Dover Corp	199,900	13,135,429
FTI Consulting Inc *	41,366	1,365,078
IDEX Corp	202,100	9,403,713
Jacobs Engineering Group Inc *	152,560	6,494,479
KBR Inc	354,100	10,594,672
Kennametal Inc	136,300	5,452,000
Manpower Inc	196,100	8,322,484
Navistar International Corp *	178,900	3,894,653
Parker Hannifin Corp	165,500	14,077,430
Spirit AeroSystems Holdings Inc ‘A’ *	606,190	10,287,044
SPX Corp	177,300	12,437,595
The Timken Co	325,620	15,574,405

		181,223,899

Information Technology - 12.7%

Acxiom Corp *	288,478	5,036,826
Amdocs Ltd (United Kingdom)	233,200	7,926,468
Arrow Electronics Inc *	252,900	9,630,432
Atmel Corp *	743,500	4,869,925
Check Point Software Technologies Ltd * (Israel)	274,500	13,077,180
Compuware Corp *	1,329,000	14,446,230
Diebold Inc	284,800	8,717,728
Electronic Arts Inc *	871,500	12,662,895
Fairchild Semiconductor International Inc *	710,100	10,225,440
Ingram Micro Inc ‘A’ *	528,394	8,940,426
Microchip Technology Inc	335,000	10,917,650
NCR Corp *	631,894	16,100,659
ON Semiconductor Corp *	1,448,291	10,210,452
Parametric Technology Corp *	567,400	12,772,174
Polycom Inc *	843,700	8,825,102

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

MID-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
RF Micro Devices Inc *	1,495,700	$6,700,736
Synopsys Inc *	266,300	8,478,992
Take-Two Interactive Software Inc *	430,116	4,735,577

		174,274,892

Materials - 7.8%

Albemarle Corp	194,600	12,088,552
Carpenter Technology Corp	164,200	8,477,646
Cliffs Natural Resources Inc	126,100	4,862,416
Cytec Industries Inc	121,710	8,377,299
Georgia Gulf Corp	161,600	6,670,848
Huntsman Corp	245,700	3,906,630
Martin Marietta Materials Inc	62,800	5,920,784
MeadWestvaco Corp	218,500	6,963,595
Owens-Illinois Inc *	494,500	10,518,015
Packaging Corp of America	374,600	14,410,862
Rock-Tenn Co ‘A’	148,900	10,409,599
Rockwood Holdings Inc	281,100	13,903,206

		106,509,452

Utilities - 4.7%

Hawaiian Electric Industries Inc	209,200	5,259,288
MDU Resources Group Inc	262,300	5,571,252
NV Energy Inc	949,030	17,215,404
OGE Energy Corp	147,700	8,316,987
PNM Resources Inc	596,200	12,228,062
UGI Corp	502,100	16,423,691

		65,014,684

Total Common Stocks (Cost $1,297,799,190)		1,353,866,134

	Principal Amount	Value
SHORT-TERM INVESTMENT - 1.2%

Repurchase Agreement - 1.2%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $17,143,399; collateralized by U.S. Treasury Notes: 0.250% due 07/15/15 and value $17,490,000)	$17,143,390	$17,143,390

Total Short-Term Investment (Cost $17,143,390)		17,143,390

TOTAL INVESTMENTS - 100.0% (Cost $1,314,942,580)		1,371,009,524

OTHER ASSETS & LIABILITIES, NET - 0.0%		643,232

NET ASSETS - 100.0%		$1,371,652,756

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Financials	19.9%
Consumer Discretionary	15.5%
Industrials	13.2%
Information Technology	12.7%
Health Care	12.6%
Energy	9.2%
Materials	7.8%
Utilities	4.7%
Consumer Staples	3.2%
Short-Term Investment	1.2%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$1,353,866,134	$1,353,866,134	$-	$-
	Short-Term Investment	17,143,390	-	17,143,390	-

	Total	$1,371,009,524	$1,353,866,134	$17,143,390	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Summary Schedule of Investments

December 31, 2012

	Shares	Value
RIGHTS - 0.0%

Health Care - 0.0%

Other security		$ -

Total Rights (Cost $0)		-

COMMON STOCKS - 98.5%

Consumer Discretionary - 16.4%

Autoliv Inc	122,000	8,221,580
Brown Shoe Co Inc	374,142	6,872,989
Gentex Corp	356,800	6,714,976
Group 1 Automotive Inc	207,795	12,881,212
La-Z-Boy Inc	524,582	7,422,835
Regis Corp	353,593	5,982,794
The Men’s Wearhouse Inc	271,922	8,473,090
Thor Industries Inc	375,010	14,036,624
Other securities		93,713,153

		164,319,253

Consumer Staples - 1.3%

Other securities		13,439,694

Energy - 9.4%

Atwood Oceanics Inc *	187,600	8,590,204
Bristow Group Inc	202,186	10,849,301
Energen Corp	118,510	5,343,616
Helix Energy Solutions Group Inc *	437,739	9,034,933
Oil States International Inc *	115,000	8,227,100
Rowan Cos PLC ‘A’ * (United Kingdom)	300,080	9,383,502
Tidewater Inc	193,200	8,632,176
Unit Corp *	150,000	6,757,500
Other securities		27,650,017

		94,468,349

Financials - 23.4%

Aspen Insurance Holdings Ltd (Bermuda)	152,880	4,904,390
Montpelier Re Holdings Ltd (Bermuda)	241,097	5,511,477
Old Republic International Corp	493,000	5,250,450
Protective Life Corp	395,900	11,314,822
Validus Holdings Ltd (Bermuda)	143,400	4,958,772
Other securities		202,121,831

		234,061,742

Health Care - 3.9%

STERIS Corp	164,938	5,728,297
Teleflex Inc	72,000	5,134,320
Other securities		27,922,473

		38,785,090

Industrials - 25.4%

AAR Corp	441,008	8,238,029
Apogee Enterprises Inc	313,149	7,506,181
Astec Industries Inc	186,969	6,231,677
Brady Corp ‘A’	178,760	5,970,584
Briggs & Stratton Corp	304,027	6,408,889
Carlisle Cos Inc	124,000	7,286,240
EMCOR Group Inc	206,865	7,159,598
EnPro Industries Inc *	188,121	7,694,149
Franklin Electric Co Inc	80,902	5,029,677
Gardner Denver Inc	110,000	7,535,000
Genesee & Wyoming Inc ‘A’ *	80,120	6,095,530
Gibraltar Industries Inc *	537,488	8,556,809
Granite Construction Inc	350,031	11,768,042
Kennametal Inc	135,980	5,439,200

	Shares	Value
Lincoln Electric Holdings Inc	181,980	$8,858,786
Mine Safety Appliances Co	146,200	6,244,202
Mueller Industries Inc	164,614	8,235,638
Simpson Manufacturing Co Inc	168,645	5,529,870
SkyWest Inc	421,588	5,252,986
Trinity Industries Inc	232,890	8,342,120
Universal Forest Products Inc	229,894	8,745,168
Other securities		101,964,941

		254,093,316

Information Technology - 8.2%

Benchmark Electronics Inc *	489,035	8,127,762
Rofin-Sinar Technologies Inc *	322,185	6,984,971
Other securities		67,519,733

		82,632,466

Materials - 6.9%

A. Schulman Inc	185,306	5,360,903
Reliance Steel & Aluminum Co	123,000	7,638,300
RPM International Inc	349,100	10,249,576
Steel Dynamics Inc	415,000	5,697,950
Other securities		40,444,959

		69,391,688

Telecommunication Services - 0.3%

Other securities		2,620,391

Utilities - 3.3%

Other securities		32,901,308

Total Common Stocks (Cost $883,349,960)		986,713,297

CLOSED-END MUTUAL FUND - 0.0%

Other security		117,668

Total Closed-End Mutual Fund (Cost $118,181)		117,668

	Principal Amount
SHORT-TERM INVESTMENT - 1.4%

Repurchase Agreement - 1.4%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $13,829,448; collateralized by U.S. Treasury Notes: 0.250% - 2.750% due 07/15/15 - 11/30/16 and value $14,110,550)	$13,829,440	13,829,440

Total Short-Term Investment (Cost $13,829,440)		13,829,440

TOTAL INVESTMENTS - 99.9% (Cost $897,297,581)		1,000,660,405

OTHER ASSETS & LIABILITIES, NET - 0.1%		1,435,085

NET ASSETS - 100.0%		$1,002,095,490

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Summary Schedule of Investments (Continued)

December 31, 2012

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Industrials	25.4%
Financials	23.4%
Consumer Discretionary	16.4%
Energy	9.4%
Information Technology	8.2%
Materials	6.9%
Health Care	3.9%
Utilities	3.3%
Short-Term Investment	1.4%
Consumer Staples	1.3%
Telecommunication Services	0.3%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Other securities represent the portfolio’s securities not identified as a top-fifty holding in terms of value, and not exceeding one percent of the portfolio’s net assets as of December 31, 2012.

(d)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

(e)	As of December 31, 2012, $365,000 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

(f)	Open futures contracts outstanding as of December 31, 2012 were as follows:

Long Futures Outstanding	Number of Contracts	Notional Amount	Unrealized Appreciation
Russell 2000 Mini (03/13)	64	$5,303,135	$115,105

(g)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$986,713,297	$986,713,297	$-	$-
	Closed-End Mutual Fund	117,668	117,668	-	-
	Short-Term Investment	13,829,440	-	13,829,440	-
	Derivatives:
	Equity Contracts
	Futures	115,105	115,105	-	-

	Total	$1,000,775,510	$986,946,070	$13,829,440	$-

(1) For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
COMMON STOCKS - 96.1%

Consumer Discretionary - 18.0%

American Axle & Manufacturing Holdings Inc *	283,900	$3,179,680
ANN Inc *	127,410	4,311,554
Brunswick Corp	166,710	4,849,594
Dana Holding Corp	242,400	3,783,864
Domino’s Pizza Inc	117,405	5,112,988
DSW Inc ‘A’	64,435	4,232,735
Fifth & Pacific Cos Inc *	357,300	4,448,385
Five Below Inc *	128,600	4,120,344
Interval Leisure Group Inc	159,280	3,088,439
Life Time Fitness Inc *	93,935	4,622,541
Lions Gate Entertainment Corp * (Canada)	200,900	3,294,760
LKQ Corp *	250,840	5,292,724
Marriott Vacations Worldwide Corp *	136,470	5,686,705
Pier 1 Imports Inc	269,720	5,394,400
Six Flags Entertainment Corp	91,315	5,588,478
Sotheby’s	62,580	2,103,940
The Cheesecake Factory Inc	110,715	3,622,595
The Children’s Place *	73,320	3,247,343
Tupperware Brands Corp	78,225	5,014,222
Vitamin Shoppe Inc *	94,785	5,436,868
Wolverine World Wide Inc	74,700	3,061,206

		89,493,365

Consumer Staples - 3.3%

B&G Foods Inc	166,200	4,705,122
The Fresh Market Inc *	65,985	3,173,218
The Hain Celestial Group Inc *	87,095	4,722,291
United Natural Foods Inc *	74,230	3,977,986

		16,578,617

Energy - 5.1%

Approach Resources Inc *	70,200	1,755,702
Berry Petroleum Co ‘A’	108,415	3,637,323
Dril-Quip Inc *	53,200	3,886,260
Energy XXI Ltd (Bermuda)	126,245	4,063,827
Hornbeck Offshore Services Inc *	81,600	2,802,144
Kodiak Oil & Gas Corp * (Canada)	227,130	2,010,100
Northern Oil & Gas Inc *	211,090	3,550,534
Rosetta Resources Inc *	83,380	3,782,117

		25,488,007

Financials - 8.0%

Cohen & Steers Inc	107,630	3,279,486
DuPont Fabros Technology Inc REIT	161,400	3,899,424
Extra Space Storage Inc REIT	124,435	4,528,190
Fortress Investment Group LLC ‘A’	692,610	3,040,558
Jones Lang LaSalle Inc	50,665	4,252,820
Northwest Bancshares Inc	243,660	2,958,032
Ryman Hospitality Properties REIT	94,031	3,616,432
Silver Bay Realty Trust Corp REIT *	106,800	2,011,044
Texas Capital Bancshares Inc *	108,400	4,858,488
Two Harbors Investment Corp REIT	436,545	4,836,919
Walter Investment Management Corp *	58,400	2,512,368

		39,793,761

Health Care - 18.0%

Accretive Health Inc *	280,900	3,247,204
Acorda Therapeutics Inc *	96,800	2,406,448
Align Technology Inc *	109,790	3,046,672
Alkermes PLC * (Ireland)	128,815	2,385,654
athenahealth Inc *	42,600	3,128,970
Bruker Corp *	258,500	3,947,295
Centene Corp *	59,800	2,451,800
Cepheid Inc *	119,455	4,038,774
Cubist Pharmaceuticals Inc *	53,045	2,231,073

	Shares	Value
Endologix Inc *	244,200	$3,477,408
Greenway Medical Technologies Inc *	160,095	2,459,059
HealthSouth Corp *	185,785	3,921,921
HMS Holdings Corp *	139,700	3,621,024
Idenix Pharmaceuticals Inc *	326,700	1,584,495
Insulet Corp *	197,950	4,200,499
Molina Healthcare Inc *	82,700	2,237,862
NxStage Medical Inc *	219,865	2,473,481
Optimer Pharmaceuticals Inc *	151,650	1,372,433
PAREXEL International Corp *	87,065	2,576,253
Pharmacyclics Inc *	63,100	3,653,490
Questcor Pharmaceuticals Inc	107,300	2,867,056
Seattle Genetics Inc *	75,035	1,740,812
Synageva BioPharma Corp *	44,200	2,046,018
Team Health Holdings Inc *	148,100	4,260,837
Tenet Healthcare Corp *	136,125	4,419,979
Theravance Inc *	86,995	1,937,379
Thoratec Corp *	75,333	2,826,494
ViroPharma Inc *	74,390	1,693,116
Vivus Inc *	174,800	2,345,816
Volcano Corp *	149,725	3,535,007
Wright Medical Group Inc *	159,530	3,348,535

		89,482,864

Industrials - 14.1%

A.O. Smith Corp	80,955	5,105,832
Actuant Corp ‘A’	200,265	5,589,396
Alaska Air Group Inc *	112,300	4,839,007
Avis Budget Group Inc *	172,120	3,411,418
Barnes Group Inc	115,290	2,589,413
Beacon Roofing Supply Inc *	129,000	4,293,120
Clean Harbors Inc *	58,675	3,227,712
Esterline Technologies Corp *	77,790	4,948,222
Genesee & Wyoming Inc ‘A’ *	74,850	5,694,588
Hub Group Inc ‘A’ *	134,150	4,507,440
Lindsay Corp	72,400	5,800,688
RBC Bearings Inc *	107,540	5,384,528
Tetra Tech Inc *	192,705	5,097,047
Towers Watson & Co ‘A’	48,584	2,730,907
United Rentals Inc *	72,765	3,312,263
Watsco Inc	50,200	3,759,980

		70,291,561

Information Technology - 23.3%

3D Systems Corp *	90,400	4,822,840
Allot Communications Ltd * (Israel)	116,000	2,067,120
Applied Micro Circuits Corp *	255,665	2,147,586
Aruba Networks Inc *	118,200	2,452,650
Aspen Technology Inc *	185,300	5,121,692
BroadSoft Inc *	73,355	2,664,987
Cadence Design Systems Inc *	446,065	6,026,338
Cavium Inc *	101,425	3,165,474
Ciena Corp *	190,465	2,990,301
Cognex Corp	145,403	5,353,739
CommVault Systems Inc *	88,175	6,146,679
CoStar Group Inc *	49,875	4,457,329
Cypress Semiconductor Corp *	231,000	2,504,040
DealerTrack Technologies Inc *	185,265	5,320,811
ExactTarget Inc *	223,200	4,464,000
Finisar Corp *	232,730	3,793,499
Fortinet Inc *	139,960	2,948,957
Freescale Semiconductor Ltd * (Bermuda)	269,000	2,961,690
Fusion-io Inc *	137,600	3,155,168
InterXion Holding NV * (Netherlands)	180,060	4,278,226
Microsemi Corp *	287,600	6,051,104
OpenTable Inc *	79,540	3,881,552
QLIK Technologies Inc *	215,070	4,671,320
Radware Ltd * (Israel)	76,200	2,514,600
Ruckus Wireless Inc *	165,900	3,737,727
Silicon Graphics International Corp *	363,755	3,721,214

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Sourcefire Inc *	67,500	$3,187,350
Ultimate Software Group Inc *	57,125	5,393,171
WEX Inc *	77,085	5,809,896

		115,811,060

Materials - 5.0%

Chemtura Corp *	213,800	4,545,388
Cytec Industries Inc	55,000	3,785,650
Hecla Mining Co	307,100	1,790,393
PolyOne Corp	292,265	5,968,051
Rockwood Holdings Inc	84,930	4,200,638
Silgan Holdings Inc	110,850	4,610,251

		24,900,371

Telecommunication Services - 0.8%

Cogent Communications Group Inc	164,900	3,733,336

Utilities - 0.5%

ITC Holdings Corp	31,235	2,402,284

Total Common Stocks (Cost $407,026,126)		477,975,226

	Principal Amount	Value
SHORT-TERM INVESTMENT - 3.6%

Repurchase Agreement - 3.6%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $18,118,769; collateralized by U.S. Treasury Notes: 0.250% due 07/15/15 and value $18,485,000)	$18,118,759	$18,118,759

Total Short-Term Investment (Cost $18,118,759)		18,118,759

TOTAL INVESTMENTS - 99.7% (Cost $425,144,885)		496,093,985

OTHER ASSETS & LIABILITIES, NET - 0.3%		1,388,073

NET ASSETS - 100.0%		$497,482,058

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	23.3%
Consumer Discretionary	18.0%
Health Care	18.0%
Industrials	14.1%
Financials	8.0%
Energy	5.1%
Materials	5.0%
Short-Term Investment	3.6%
Consumer Staples	3.3%
Telecommunication Services	0.8%
Utilities	0.5%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$477,975,226	$477,975,226	$-	$-
	Short-Term Investment	18,118,759	-	18,118,759	-

	Total	$496,093,985	$477,975,226	$18,118,759	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Summary Schedule of Investments

December 31, 2012

	Shares	Value
RIGHTS - 0.0%

Health Care - 0.0%

Other security		$-

Total Rights (Cost $0)		-

WARRANTS - 0.0%

Energy - 0.0%

Other security		2,151

Total Warrants (Cost $0)		2,151

COMMON STOCKS - 97.1%

Consumer Discretionary - 13.6%

Brunswick Corp	53,980	1,570,278
Dana Holding Corp	89,229	1,392,865
Domino’s Pizza Inc	35,004	1,524,424
Six Flags Entertainment Corp	24,000	1,468,800
Sotheby’s	40,918	1,375,663
The Warnaco Group Inc *	24,785	1,773,862
Other securities		92,561,901

		101,667,793

Consumer Staples - 3.4%

United Natural Foods Inc *	29,506	1,581,227
Other securities		23,917,163

		25,498,390

Energy - 5.9%

Dril-Quip Inc *	24,264	1,772,485
Energy XXI Ltd (Bermuda)	47,661	1,534,208
Kodiak Oil & Gas Corp * (Canada)	159,287	1,409,690
Oasis Petroleum Inc *	48,248	1,534,286
Rosetta Resources Inc *	31,956	1,449,524
Other securities		36,117,212

		43,817,405

Financials - 22.2%

Alterra Capital Holdings Ltd (Bermuda)	51,921	1,463,653
First American Financial Corp	64,446	1,552,504
Hancock Holding Co	46,212	1,466,769
Invesco Mortgage Capital Inc REIT	70,409	1,387,761
Ocwen Financial Corp *	65,070	2,250,771
Omega Healthcare Investors Inc REIT	68,075	1,623,589
Starwood Property Trust Inc REIT	81,797	1,878,059
Two Harbors Investment Corp REIT	179,044	1,983,808
Other securities		152,044,115

		165,651,029

Health Care - 11.7%

Alkermes PLC * (Ireland)	73,965	1,369,832
athenahealth Inc *	21,650	1,590,192
Cubist Pharmaceuticals Inc *	38,255	1,609,005
Pharmacyclics Inc *	32,888	1,904,215
Other securities		81,176,893

		87,650,137

Industrials - 15.1%

A.O. Smith Corp	23,570	1,486,560
Acuity Brands Inc	25,587	1,733,008
Alaska Air Group Inc *	43,008	1,853,215
CLARCOR Inc	30,352	1,450,219
EMCOR Group Inc	40,291	1,394,472

	Shares	Value
Genesee & Wyoming Inc ‘A’ *	26,795	$2,038,564
HEICO Corp	31,811	1,423,860
Hexcel Corp *	60,177	1,622,372
Old Dominion Freight Line Inc *	43,068	1,476,371
Robbins & Myers Inc	23,258	1,382,688
Teledyne Technologies Inc *	22,201	1,444,619
The Middleby Corp *	11,305	1,449,414
Woodward Inc	41,770	1,592,690
Other securities		91,933,484

		112,281,536

Information Technology - 16.1%

3D Systems Corp *	28,296	1,509,592
Aruba Networks Inc *	67,525	1,401,144
Aspen Technology Inc *	56,520	1,562,213
CommVault Systems Inc *	26,985	1,881,124
CoStar Group Inc *	17,040	1,522,865
Cymer Inc *	18,709	1,691,855
Parametric Technology Corp *	72,218	1,625,627
Ultimate Software Group Inc *	16,087	1,518,774
WEX Inc *	23,492	1,770,592
Other securities		105,781,914

		120,265,700

Materials - 5.1%

Eagle Materials Inc	29,562	1,729,377
Louisiana-Pacific Corp *	83,106	1,605,608
Other securities		35,051,639

		38,386,624

Telecommunication Services - 0.7%

Other securities		5,084,188

Utilities - 3.3%

Cleco Corp	36,894	1,476,129
Piedmont Natural Gas Co Inc	43,528	1,362,862
Other securities		21,554,219

		24,393,210

Total Common Stocks (Cost $683,829,489)		724,696,012

CLOSED-END MUTUAL FUND - 0.0%

Other security		91,682

Total Closed-End Mutual Fund (Cost $98,824)		91,682

	Principal Amount
SHORT-TERM INVESTMENT - 2.6%

Repurchase Agreement - 2.6%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $19,381,618; collateralized by U.S. Treasury Notes: 0.250% due 07/15/15 and value $19,770,000)	$19,381,607	19,381,607

Total Short-Term Investment (Cost $19,381,607)		19,381,607

TOTAL INVESTMENTS - 99.7% (Cost $703,309,920)		744,171,452

OTHER ASSETS & LIABILITIES, NET - 0.3%		1,913,940

NET ASSETS - 100.0%		$746,085,392

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Summary Schedule of Investments (Continued)

December 31, 2012

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Financials	22.2%
Information Technology	16.1%
Industrials	15.1%
Consumer Discretionary	13.6%
Health Care	11.7%
Energy	5.9%
Materials	5.1%
Consumer Staples	3.4%
Utilities	3.3%
Short-Term Investment	2.6%
Telecommunication Services	0.7%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Other securities represent the portfolio’s securities not identified as a top-fifty holding in terms of value, and not exceeding one percent of the portfolio’s net assets as of December 31, 2012.

(d)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

(e)	As of December 31, 2012, $1,208,000 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

(f)	Open futures contracts outstanding as of December 31, 2012 were as follows:

Long Futures Outstanding	Number of Contracts	Notional Amount	Unrealized Appreciation
Russell 2000 Mini (03/13)	259	$21,514,155	$412,785

(g)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants (1)	$2,151	$2,151	$-	$-
	Common Stocks (1)	724,696,012	724,696,012	-	-
	Closed-End Mutual Fund	91,682	91,682	-	-
	Short-Term Investment	19,381,607	-	19,381,607	-
	Derivatives:
	Equity Contracts
	Futures	412,785	412,785	-	-

	Total	$744,584,237	$725,202,630	$19,381,607	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
COMMON STOCKS - 95.0%

Consumer Discretionary - 11.2%

Aaron’s Inc	163,100	$4,612,468
Bob Evans Farms Inc	52,100	2,094,420
Cinemark Holdings Inc	229,700	5,967,606
Cracker Barrel Old Country Store Inc	53,500	3,437,910
Group 1 Automotive Inc	78,456	4,863,488
Harman International Industries Inc	120,400	5,374,656
Hillenbrand Inc	91,500	2,068,815
International Game Technology	397,200	5,628,324
Meredith Corp	140,400	4,836,780
Rent-A-Center Inc	14,000	481,040
Sturm Ruger & Co Inc	79,700	3,618,380
The Buckle Inc	105,478	4,708,538
True Religion Apparel Inc	73,484	1,867,963
Wolverine World Wide Inc	129,000	5,286,420

		54,846,808

Consumer Staples - 5.8%

Cal-Maine Foods Inc	78,000	3,137,160
Casey’s General Stores Inc	42,725	2,268,697
Cott Corp (Canada)	121,900	978,857
Fresh Del Monte Produce Inc (Cayman)	61,000	1,607,350
Harris Teeter Supermarkets Inc	114,500	4,415,120
Ingredion Inc	112,900	7,274,147
The Andersons Inc	79,800	3,423,420
Universal Corp	95,600	4,771,396
Weis Markets Inc	22,100	865,657

		28,741,804

Energy -12.3%

Alliance Resource Partners LP	48,537	2,818,543
Berry Petroleum Co ‘A’	150,900	5,062,695
Bristow Group Inc	113,000	6,063,580
Buckeye Partners LP	76,200	3,460,242
Cimarex Energy Co	73,400	4,237,382
CVR Energy Inc *	149,400	7,289,226
Delek US Holdings Inc	18,400	465,888
Energen Corp	108,700	4,901,283
Pioneer Southwest Energy Partners LP	53,306	1,210,046
Ship Finance International Ltd (Bermuda)	163,001	2,710,707
Sunoco Logistics Partners LP	109,500	5,445,435
TC Pipelines LP	20,099	811,196
Tidewater Inc	110,200	4,923,736
TransMontaigne Partners LP	31,837	1,208,851
Western Refining Inc	87,700	2,472,263
World Fuel Services Corp	176,981	7,286,308

		60,367,381

Financials - 17.7%

American Financial Group Inc	131,000	5,177,120
American Realty Capital Trust Inc REIT	99,463	1,148,798
AmTrust Financial Services Inc	96,250	2,761,412
Bank of Hawaii Corp	105,200	4,634,060
CapitalSource Inc	508,200	3,852,156
Cash America International Inc	120,199	4,768,294
Community Trust Bancorp Inc	14,600	478,588
Duff & Phelps Corp ‘A’	55,200	862,224
First Niagara Financial Group Inc	624,900	4,955,457
FirstMerit Corp	53,726	762,372
Franklin Street Properties Corp REIT	194,300	2,391,833
Fulton Financial Corp	493,900	4,746,379
Glacier Bancorp Inc	7,617	112,046
Hatteras Financial Corp REIT	93,200	2,312,292
Lakeland Financial Corp	17,902	462,588
Montpelier Re Holdings Ltd (Bermuda)	58,300	1,332,738
Old National Bancorp	196,552	2,333,072
Omega Healthcare Investors Inc REIT	206,400	4,922,640

	Shares	Value
Prosperity Bancshares Inc	109,300	$4,590,600
PS Business Parks Inc REIT	47,900	3,112,542
Raymond James Financial Inc	139,400	5,371,082
Retail Properties of America Inc ‘A’ REIT	265,087	3,173,091
SEI Investments Co	222,402	5,190,863
Southside Bancshares Inc	25,500	537,030
Starwood Property Trust Inc REIT	209,900	4,819,304
Susquehanna Bancshares Inc	342,600	3,590,448
Tompkins Financial Corp	13,000	515,320
Trustmark Corp	179,700	4,036,062
Washington Federal Inc	211,800	3,573,066
WesBanco Inc	24,405	542,279

		87,065,756

Health Care - 6.2%

Invacare Corp	84,062	1,370,210
Owens & Minor Inc	172,100	4,906,571
PerkinElmer Inc	189,600	6,017,904
STERIS Corp	158,600	5,508,178
Teleflex Inc	81,900	5,840,289
The Cooper Cos Inc	73,154	6,765,282
The Ensign Group Inc	8,394	228,233

		30,636,667

Industrials - 18.6%

ABM Industries Inc	51,900	1,035,405
Alliant Techsystems Inc	101,700	6,301,332
Applied Industrial Technologies Inc	40,100	1,684,601
Avery Dennison Corp	132,700	4,633,884
Barnes Group Inc	152,200	3,418,412
Belden Inc	132,500	5,961,175
Crane Co	129,050	5,972,434
Cubic Corp	32,300	1,549,431
Curtiss-Wright Corp	136,400	4,478,012
Elbit Systems Ltd (Israel)	24,700	989,235
Ennis Inc	51,400	795,158
Great Lakes Dredge & Dock Co	121,200	1,082,316
ITT Corp	221,104	5,187,100
KBR Inc	161,700	4,838,064
Kennametal Inc	146,100	5,844,000
McGrath RentCorp	23,600	684,872
Standex International Corp	16,559	849,311
TAL International Group Inc	74,100	2,695,758
Textainer Group Holdings Ltd (Bermuda)	58,398	1,837,201
The Brink’s Co	148,800	4,245,264
Titan International Inc	188,400	4,092,048
Trinity Industries Inc	93,296	3,341,863
Triumph Group Inc	109,639	7,159,427
UniFirst Corp	28,948	2,122,467
Valmont Industries Inc	53,900	7,360,045
Werner Enterprises Inc	156,254	3,386,024

		91,544,839

Information Technology - 3.3%

AVX Corp	100,400	1,082,312
Diebold Inc	151,596	4,640,354
Fair Isaac Corp	75,351	3,167,002
j2 Global Inc	92,582	2,831,158
Jabil Circuit Inc	237,700	4,585,233

		16,306,059

Materials - 13.9%

A. Schulman Inc	81,900	2,369,367
AMCOL International Corp	45,196	1,386,613
Buckeye Technologies Inc	88,000	2,526,480
Cabot Corp	133,900	5,327,881
Domtar Corp	11,700	977,184
HudBay Minerals Inc (Canada)	465,372	4,687,873
IAMGOLD Corp (NYSE) (Canada)	305,200	3,500,644
Innophos Holdings Inc	74,200	3,450,300

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Methanex Corp (NASDAQ) (Canada)	154,676	$4,929,524
Neenah Paper Inc	54,279	1,545,323
NewMarket Corp	20,847	5,466,083
Olin Corp	59,678	1,288,448
Quaker Chemical Corp	40,200	2,165,172
Rentech Nitrogen Partners LP	45,937	1,731,366
Rock-Tenn Co ‘A’	68,500	4,788,835
Royal Gold Inc	74,625	6,067,759
Sensient Technologies Corp	134,200	4,772,152
Sonoco Products Co	171,850	5,109,101
Steel Dynamics Inc	302,900	4,158,817
Stepan Co	33,972	1,886,805

		68,135,727

Utilities - 6.0%

AGL Resources Inc	84,600	3,381,462
Atmos Energy Corp	129,600	4,551,552
Avista Corp	81,300	1,960,143
El Paso Electric Co	60,447	1,928,864
Great Plains Energy Inc	122,000	2,477,820
Portland General Electric Co	133,000	3,638,880
Suburban Propane Partners LP	56,500	2,195,590
UGI Corp	181,000	5,920,510
Westar Energy Inc	122,500	3,505,950

		29,560,771

Total Common Stocks (Cost $365,085,033)		467,205,812

CLOSED-END MUTUAL FUND - 0.9%

Central Fund of Canada Ltd ‘A’ (Canada)	202,300	4,254,369

Total Closed-End Mutual Fund (Cost $2,457,563)		4,254,369

	Principal Amount	Value
SHORT-TERM INVESTMENT - 4.4%

Repurchase Agreement - 4.4%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $21,500,306; collateralized by U.S. Treasury Notes: 2.750% due 11/30/16 and value $21,932,869)	$21,500,294	$21,500,294

Total Short-Term Investment (Cost $21,500,294)		21,500,294

TOTAL INVESTMENTS - 100.3% (Cost $389,042,890)		492,960,475

OTHER ASSETS & LIABILITIES, NET - (0.3%)		(1,305,123)

NET ASSETS - 100.0%		$491,655,352

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Industrials	18.6%
Financials	17.7%
Materials	13.9%
Energy	12.3%
Consumer Discretionary	11.2%
Health Care	6.2%
Utilities	6.0%
Consumer Staples	5.8%
Short-Term Investment	4.4%
Information Technology	3.3%
Closed-End Mutual Fund	0.9%

	100.3%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$467,205,812	$467,205,812	$-	$-
	Closed-End Mutual Fund	4,254,369	4,254,369	-	-
	Short-Term Investment	21,500,294	-	21,500,294	-

	Total	$492,960,475	$471,460,181	$21,500,294	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
WARRANTS - 0.1%

Health Care - 0.1%

ARYx Therapeutics Inc Strike @ $2.64 Exp. 11/13/13 * ¯ +	44,635	$-
Cytori Therapeutics Inc Strike @ $8.50 Exp. 08/11/13 * ¯ +	27,500	3
Derma Sciences Strike @ $9.90 Exp. 06/23/16 * ¯ +	57,500	113,654
OncoGenex Pharmaceutical Inc Strike @ $20.00 Exp. 10/19/15 * ¯ +	12,820	1,267
SANUWAVE Health Inc Strike @ $4.00 Exp. 04/08/16 * ¯+	135,383	47

		114,971

Total Warrants (Cost $13,630)		114,971

COMMON STOCKS - 95.8%

Health Care - 95.8%

Acadia Healthcare Co Inc *	72,121	1,682,583
Achillion Pharmaceuticals Inc *	69,448	556,973
Aetna Inc	30,022	1,390,019
Agilent Technologies Inc	38,482	1,575,453
Alexion Pharmaceuticals Inc *	104,377	9,791,606
Allergan Inc	33,895	3,109,188
Alnylam Pharmaceuticals Inc *	81,630	1,489,747
Amarin Corp PLC ADR * (United Kingdom)	406,296	3,286,935
ARIAD Pharmaceuticals Inc *	244,130	4,682,413
Biogen Idec Inc *	29,857	4,379,126
BioMarin Pharmaceutical Inc *	226,469	11,153,598
Bristol-Myers Squibb Co	104,261	3,397,866
Catamaran Corp * (Canada)	20,444	963,117
Celldex Therapeutics Inc *	317,890	2,133,042
Centene Corp *	102,870	4,217,670
CFR Pharmaceuticals SA ADR * ~ (Chile)	125,194	3,163,841
ChemoCentryx Inc *	151,570	1,658,176
CIGNA Corp	29,742	1,590,007
Clovis Oncology Inc *	37,335	597,360
Corcept Therapeutics Inc *	322,739	461,517
Cytori Therapeutics Inc *	54,688	154,220
Derma Sciences Inc *	125,228	1,391,283
Dynavax Technologies Corp *	142,564	407,733
Edwards Lifesciences Corp *	3,257	293,684
Elan Corp PLC ADR * (Ireland)	208,133	2,125,038
Express Scripts Holding Co *	58,938	3,182,652
Fluidigm Corp *	85,260	1,220,071
GenMark Diagnostics Inc *	124,203	1,117,827
Gilead Sciences Inc *	47,448	3,485,056
HCA Holdings Inc	142,543	4,300,522
HealthSouth Corp *	41,198	869,690
Hikma Pharmaceuticals PLC (United Kingdom)	142,450	1,782,782
Hologic Inc *	119,599	2,395,568
Hyperion Therapeutics Inc *	35,500	400,440
Idenix Pharmaceuticals Inc *	80,390	389,892
Illumina Inc *	61,126	3,397,994
Impax Laboratories Inc *	155,732	3,190,949
Infinity Pharmaceuticals Inc *	19,488	682,080
Isis Pharmaceuticals Inc *	107,082	1,120,078
KYTHERA Biopharmaceuticals Inc *	10,510	318,873
MAP Pharmaceuticals Inc *	180,151	2,830,172
Merck & Co Inc	35,954	1,471,957
Merrimack Pharmaceuticals Inc *	190,530	1,160,328
Mylan Inc *	114,049	3,134,067
Neurocrine Biosciences Inc *	184,970	1,383,576
Novadaq Technologies Inc * (Canada)	108,980	967,742

	Shares	Value
Novo Nordisk AS ADR (Denmark)	12,027	$1,962,927
Onyx Pharmaceuticals Inc *	62,388	4,712,166
Orexigen Therapeutics Inc *	91,480	482,100
Pacira Pharmaceuticals Inc *	75,519	1,319,317
Pfizer Inc	248,875	6,241,785
Pharmacyclics Inc *	14,902	862,826
Prothena Corp PLC * (Ireland)	5,076	37,210
Puma Biotechnology Inc *	81,565	1,529,344
QLT Inc * (Canada)	80,370	631,708
Regeneron Pharmaceuticals Inc *	9,249	1,582,226
Sagent Pharmaceuticals Inc *	31,867	512,740
Shire PLC ADR (United Kingdom)	21,371	1,969,979
Sino Biopharmaceutical (Cayman)	1,921,387	921,069
Sinopharm Group Co Ltd ‘H’ (China)	7,300	23,187
Sunesis Pharmaceuticals Inc *	104,821	440,248
Synta Pharmaceuticals Corp *	153,086	1,380,836
Targacept Inc *	96,895	424,400
The Medicines Co *	57,863	1,386,976
Tornier NV * (Netherlands)	34,050	571,699
UnitedHealth Group Inc	96,838	5,252,493
Universal Health Services Inc ‘B’	59,543	2,878,904
Verastem Inc *	37,200	326,988
Vertex Pharmaceuticals Inc *	173,404	7,272,564
Vocera Communications Inc *	39,744	997,574
Waters Corp *	8,961	780,682
WuXi PharmaTech Inc ADR * (Cayman)	58,775	925,706
XenoPort Inc *	55,560	431,701

		150,313,866

Total Common Stocks (Cost $115,817,007)		150,313,866

	Principal Amount
SHORT-TERM INVESTMENT - 4.0%

Repurchase Agreement - 4.0%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $6,313,370; collateralized by U.S. Treasury Notes: 0.250% due 07/15/15 and value $6,440,000)	$6,313,367	6,313,367

Total Short-Term Investment (Cost $6,313,367)		6,313,367

TOTAL INVESTMENTS - 99.9% (Cost $122,144,004)		156,742,204

OTHER ASSETS & LIABILITIES, NET - 0.1%		123,976

NET ASSETS - 100.0%		$156,866,180

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified by health care sector as a percentage of net assets as follows:

Biotechnology	45.3%
Pharmaceuticals	23.8%
Managed Health Care	7.9%
Health Care Facilities	6.2%
Life Sciences Tools & Services	5.0%
Health Care Equipment	3.4%
Other (each less than 3.0%)	4.3%

95.9%
Short-Term Investment	4.0%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Investments with a total aggregate value of $114,971 or 0.1% of the portfolio’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board.

(d)	Restricted securities as of December 31, 2012 were as follows:

Issuer and Acquisition Date	Cost	Value	Value as a % of Net Assets
ARYx Therapeutics Inc Warrants (Exp.11/13/13) Acq. 11/13/08	$5,580	$-	0.0%
Cytori Therapeutics Inc Warrants (Exp.08/11/13) Acq. 08/11/08	-	3	0.0%
Derma Sciences Warrants (Exp.06/23/16) Acq. 06/17/11	8,050	113,654	0.1%
OncoGenex Pharmaceutical Inc Warrants (Exp.10/19/15) Acq. 10/19/10	-	1,267	0.0%
SANUWAVE Health Inc Warrants (Exp.04/08/16) Acq. 04/08/11	-	47	0.0%

	$13,630	$114,971	0.1%

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants (1)	$114,971	$-	$114,971	$-
	Common Stocks
	Health Care	150,313,866	144,422,987	5,890,879	-
	Short-Term Investment	6,313,367	-	6,313,367	-

	Total	$156,742,204	$144,422,987	$12,319,217	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

REAL ESTATE PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
COMMON STOCKS - 98.3%

Consumer Discretionary - 3.1%

Starwood Hotels & Resorts Worldwide Inc	605,789	$34,748,057

Financials - 94.8%

Acadia Realty Trust REIT	112,007	2,809,136
Alexandria Real Estate Equities Inc REIT	53,246	3,691,013
Apartment Investment & Management Co ‘A’ REIT	368,440	9,969,986
Ashford Hospitality Trust Inc REIT	542,080	5,697,261
AvalonBay Communities Inc REIT	327,105	44,352,167
Boston Properties Inc REIT	494,965	52,372,247
BRE Properties Inc REIT	186,389	9,474,153
Brookfield Office Properties Inc (NYSE) (Canada)	524,775	8,926,423
Camden Property Trust REIT	329,376	22,466,737
Corporate Office Properties Trust REIT	49,900	1,246,502
Cousins Properties Inc REIT	306,381	2,558,281
DCT Industrial Trust Inc REIT	2,440,070	15,836,054
Digital Realty Trust Inc REIT	158,640	10,770,070
Duke Realty Corp REIT	648,490	8,994,556
Equity Lifestyle Properties Inc REIT	318,316	21,419,484
Equity Residential REIT	1,854,677	105,104,546
Essex Property Trust Inc REIT	27,322	4,006,771
Federal Realty Investment Trust REIT	142,856	14,859,881
Forest City Enterprises Inc ‘A’ *	1,765,263	28,508,997
General Growth Properties Inc REIT	1,846,843	36,659,833
HCP Inc REIT	1,484,138	67,053,355
Healthcare Realty Trust Inc REIT	840,318	20,176,035
Host Hotels & Resorts Inc REIT	4,470,159	70,047,391
Hudson Pacific Properties Inc REIT	459,570	9,678,544
Mack-Cali Realty Corp REIT	816,073	21,307,666
Prologis Inc REIT	585,923	21,380,330
PS Business Parks Inc REIT	98,228	6,382,855
Public Storage REIT	331,657	48,076,999
Regency Centers Corp REIT	863,768	40,700,748
Retail Opportunity Investments Corp REIT	105,002	1,350,326
Senior Housing Properties Trust REIT	1,253,627	29,635,742
Simon Property Group Inc REIT	1,083,707	171,323,240
SL Green Realty Corp REIT	106,931	8,196,261
Sovran Self Storage Inc REIT	61,637	3,827,658
Starwood Property Trust Inc REIT	236,509	5,430,247
The Macerich Co REIT	391,526	22,825,966
UDR Inc REIT	421,945	10,033,852
Ventas Inc REIT	229,780	14,871,362
Vornado Realty Trust REIT	909,857	72,861,349
Winthrop Realty Trust REIT	254,260	2,809,573

		1,057,693,597

	Shares	Value
Health Care - 0.4%

Assisted Living Concepts Inc ‘A’	434,868	$4,239,963

Total Common Stocks (Cost $908,350,908)		1,096,681,617

	Principal Amount

SHORT-TERM INVESTMENT - 1.5%

Repurchase Agreement - 1.5%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $16,410,146; collateralized by U.S. Treasury Notes: 0.250% due 07/15/15 and value $16,740,000)	$16,410,137	16,410,137

Total Short-Term Investment (Cost $16,410,137)		16,410,137

TOTAL INVESTMENTS - 99.8% (Cost $924,761,045)		1,113,091,754

OTHER ASSETS & LIABILITIES, NET - 0.2%		2,370,906

NET ASSETS - 100.0%		$1,115,462,660

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified by property sector as a percentage of net assets as follows:

Retail	26.0%
Specialized	23.3%
Residential	20.3%
Office	9.6%
Diversified	8.4%
Real Estate Operating Companies	3.4%
Industrial	3.3%
Hotels, Resorts & Cruise Lines	3.1%
Other (each less than 3.0%)	0.9%

98.3%
Short-Term Investment	1.5%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$1,096,681,617	$1,096,681,617	$-	$-
	Short-Term Investment	16,410,137	-	16,410,137	-

	Total	$1,113,091,754	$1,096,681,617	$16,410,137	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

TECHNOLOGY PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
COMMON STOCKS -97.1%

Consumer Discretionary -0.2%

LifeLock Inc *	14,795	$120,283

Health Care - 0.8%

Stryker Corp	9,672	530,219

Industrials - 0.2%

Performant Financial Corp *	12,429	125,533

Information Technology -95.9%

Advanced Micro Devices Inc *	202,382	485,717
Akamai Technologies Inc *	3,700	151,367
Apple Inc	9,200	4,903,876
Arrow Electronics Inc *	24,600	936,768
Avago Technologies Ltd (Singapore)	22,800	721,848
Avnet Inc *	30,700	939,727
BMC Software Inc *	3,300	130,878
Broadcom Corp ‘A’ *	54,800	1,819,908
Cadence Design Systems Inc *	33,700	455,287
Check Point Software Technologies Ltd * (Israel)	62,700	2,987,028
Cisco Systems Inc	96,700	1,900,155
Citrix Systems Inc *	19,700	1,295,275
Dell Inc	27,900	282,627
Electronics for Imaging Inc *	94,000	1,785,060
EMC Corp *	85,300	2,158,090
Flextronics International Ltd * (Singapore)	97,100	602,991
Fortinet Inc *	6,800	143,276
Global Payments Inc	9,700	439,410
Intersil Corp ‘A’	17,700	146,733
KLA-Tencor Corp	60,368	2,883,176
Lam Research Corp *	89,537	3,234,972
LSI Corp *	40,200	284,616
Marvell Technology Group Ltd (Bermuda)	69,353	503,503
Microsemi Corp *	62,200	1,308,688
Microsoft Corp	71,800	1,919,214
Murata Manufacturing Co Ltd (Japan)	2,300	135,651
NCR Corp *	34,800	886,704
NetApp Inc *	71,500	2,398,825
Nuance Communications Inc *	144,100	3,216,312
NXP Semiconductors * (Netherlands)	46,800	1,234,116
Oracle Corp	42,100	1,402,772
Parametric Technology Corp *	112,400	2,530,124
QUALCOMM Inc	46,529	2,885,728
Radware Ltd * (Israel)	9,026	297,858
SanDisk Corp *	10,400	453,024
Semtech Corp *	14,601	422,699
Spansion Inc ‘A’ *	46,625	648,554
Symantec Corp *	236,500	4,448,565

	Shares	Value
Synopsys Inc *	189,382	$6,029,923
Teradyne Inc *	145,700	2,460,873
TIBCO Software Inc *	7,600	167,276
VeriFone Systems Inc *	34,400	1,020,992
Visa Inc ‘A’	5,700	864,006
Vishay Intertechnology Inc *	18,400	195,592
VMware Inc ‘A’ *	13,100	1,233,234

		65,353,018

Total Common Stocks (Cost $61,866,815)		66,129,053

	Principal Amount

SHORT-TERM INVESTMENT - 1.9%

Repurchase Agreement - 1.9%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $1,315,735; collateralized by U.S. Treasury Notes: 2.750% due 11/30/16 and value $1,344,606)	$1,315,734	1,315,734

Total Short-Term Investment (Cost $1,315,734)		1,315,734

TOTAL INVESTMENTS - 99.0% (Cost $63,182,549)		67,444,787

OTHER ASSETS & LIABILITIES, NET - 1.0%		713,243

NET ASSETS - 100.0%		$68,158,030

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified by technology sector as a percentage of net assets as follows:

Application Software	20.1%
Systems Software	18.0%
Semiconductor Equipment	12.6%
Semiconductors	11.1%
Computer Storage & Peripherals	10.0%
Computer Hardware	8.9%
Communications Equipment	7.5%
Data Processing & Outsourced Services	3.4%
Other (each less than 3.0%)	5.5%

97.1%
Short-Term Investment	1.9%
Other Assets & Liabilities, Net	1.0%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$120,283	$120,283	$-	$-
	Health Care	530,219	530,219	-	-
	Industrials	125,533	125,533	-	-
	Information Technology	65,353,018	65,217,367	135,651	-

		66,129,053	65,993,402	135,651	-
	Short-Term Investment	1,315,734	-	1,315,734	-

	Total	$67,444,787	$65,993,402	$1,451,385	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
PREFERRED STOCKS - 6.3%

Brazil - 5.2%

Banco Bradesco SA ADR	473,500	$8,224,695
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	306,390	13,600,652
Cia de Bebidas das Americas ADR	179,350	7,530,906
Lojas Americanas SA	2,496,140	22,498,418
Petroleo Brasileiro SA ADR	838,700	16,186,910
Vale SA ADR	643,940	13,071,982

		81,113,563

Colombia - 1.1%

Banco Davivienda SA	629,601	8,372,374
Bancolombia SA ADR	127,210	8,469,642

		16,842,016

Total Preferred Stocks (Cost $79,566,577)		97,955,579

COMMON STOCKS - 91.3%

Bermuda - 0.7%

Credicorp Ltd	43,113	6,318,641
Dairy Farm International Holdings Ltd	17,000	185,571
Jardine Strategic Holdings Ltd	103,000	3,687,291

		10,191,503

Brazil - 5.9%

B2W Cia Global do Varejo *	618,858	5,160,493
BM&FBOVESPA SA	4,286,143	29,918,714
Embraer SA ADR	433,243	12,351,758
Estacio Participacoes SA	588,400	12,154,191
Kroton Educacional SA *	615,348	13,899,802
Natura Cosmeticos SA	622,450	17,860,503
Sul America SA	53,400	464,338

		91,809,799

Cayman - 11.5%

Baidu Inc ADR *	543,900	54,547,731
Ctrip.com International Ltd ADR *	733,940	16,726,493
Eurasia Drilling Co Ltd GDR ~	111,300	3,994,970
Eurasia Drilling Co Ltd GDR (LI) ~	126,590	4,543,784
Home Inns & Hotels Management Inc ADR *	244,780	7,074,142
NetEase Inc ADR *	257,970	10,976,623
New Oriental Education & Technology Group ADR	566,260	11,002,432
SOHO China Ltd	6,656,000	5,376,696
Tencent Holdings Ltd	634,000	20,583,752
Tingyi Holding Corp	7,482,000	20,834,270
Want Want China Holdings Ltd	12,902,000	17,974,745
Youku Tudou Inc ADR *	316,290	5,769,130

		179,404,768

Chile - 0.3%

Banco Santander Chile	58,449,030	4,166,770

China - 1.5%

China Oilfield Services Ltd ‘H’	1,894,000	3,917,003
China Shenhua Energy Co Ltd ‘H’	1,871,000	8,359,424
Shandong Weigao Group Medical Polymer Co Ltd ‘H’	4,174,000	4,170,399
Sinopharm Group Co Ltd ‘H’	1,804,800	5,732,510
Tsingtao Brewery Co Ltd ‘H’	124,000	738,493

		22,917,829

	Shares	Value
Colombia - 1.7%

Almacenes Exito SA	671,285	$13,562,898
Almacenes Exito SA GDR ~	609,222	12,239,575

		25,802,473

Denmark - 2.6%

Carlsberg AS ‘B’	332,595	32,698,941
FLSmidth & Co AS	132,521	7,741,645

		40,440,586

Egypt - 0.6%

Commercial International Bank SAE	1,613,387	8,751,864

France - 0.1%

Technip SA	19,590	2,255,381

Hong Kong - 4.8%

AIA Group Ltd	4,008,600	15,976,032
CNOOC Ltd	7,157,000	15,715,030
Hang Lung Group Ltd	1,148,000	6,576,726
Hang Lung Properties Ltd	3,668,000	14,706,866
Hong Kong Exchanges & Clearing Ltd	1,217,092	20,967,392
Sun Art Retail Group Ltd	134,000	206,390

		74,148,436

India - 12.8%

Ambuja Cements Ltd	674,729	2,488,933
Asian Paints Ltd	95,081	7,742,344
Cipla Ltd	694,491	5,270,883
Colgate-Palmolive India Ltd	386,469	11,064,396
HDFC Bank Ltd ADR	443,360	18,053,619
Hindustan Unilever Ltd	1,535,891	14,746,530
Housing Development Finance Corp Ltd	2,022,256	30,815,342
ICICI Bank Ltd ADR	430,750	18,785,007
Infosys Ltd	951,551	40,551,746
Marico Ltd	1,694,336	6,761,112
Sun Pharmaceutical Industries Ltd	320,170	4,311,082
Sun TV Network Ltd	742,139	5,826,426
Tata Consultancy Services Ltd	600,113	13,769,962
Ultratech Cement Ltd	29,825	1,088,567
Zee Entertainment Enterprises Ltd	4,380,634	17,690,952

		198,966,901

Indonesia - 1.4%

P.T. Astra International Tbk	19,279,200	15,253,422
P.T. Semen Gresik Persero Tbk	528,000	869,800
P.T. Unilever Indonesia Tbk	2,926,500	6,347,019

		22,470,241

Italy - 2.1%

Prada SPA	2,193,600	21,220,959
Saipem SPA	95,152	3,691,649
Salvatore Ferragamo Italia SPA	370,324	8,147,251

		33,059,859

Luxembourg - 1.3%

Tenaris SA ADR	481,800	20,197,056

Malaysia - 0.5%

Genting Bhd	2,483,900	7,500,431

Mexico - 8.1%

America Movil SAB de CV ‘L’ ADR	2,194,400	50,778,416
Fomento Economico Mexicano SAB de CV	2,313,792	23,169,603
Grupo Financiero Inbursa SAB de CV ‘O’	2,856,701	8,658,746

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Fomento Economico Mexicano SAB de CV ADR	192,820	$19,416,974
Grupo Televisa SAB ADR	321,880	8,555,570
Wal-Mart de Mexico SAB de CV ‘V’	4,744,463	15,481,727

		126,061,036

Netherlands - 1.5%

Heineken NV	78,204	5,216,435
Yandex NV ‘A’ *	815,240	17,584,727

		22,801,162

Nigeria - 1.2%

Guaranty Trust Bank PLC	27,810,148	4,096,275
Nigerian Breweries PLC	10,530,470	9,913,411
Zenith Bank PLC	32,492,280	4,057,634

		18,067,320

Peru - 0.3%

Inretail Peru Corp * ~	255,100	5,344,345

Philippines - 2.7%

Jollibee Foods Corp	2,985,438	7,448,394
SM Investments Corp	684,870	14,720,694
SM Prime Holdings Inc	49,225,775	19,823,420

		41,992,508

Russia - 4.2%

Magnit OJSC (RTS)	226,301	35,656,888
NovaTek OAO GDR (LI) ~	252,066	30,365,133

		66,022,021

South Africa - 3.1%

ABSA Group Ltd	150,068	2,925,936
Impala Platinum Holdings Ltd	711,612	14,368,468
MTN Group Ltd	1,030,945	21,668,935
Standard Bank Group Ltd	666,965	9,437,448

		48,400,787

South Korea - 3.7%

E-Mart Co Ltd *	82,057	18,258,783
MegaStudy Co Ltd	18,719	1,379,720
NHN Corp *	141,445	30,160,015
Shinsegae Co Ltd	39,324	8,051,118

		57,849,636

Taiwan - 2.5%

Epistar Corp	3,269,500	5,975,886
HTC Corp	370,458	3,844,700
Synnex Technology International Corp	4,004,838	7,440,947
Taiwan Semiconductor Manufacturing Co Ltd	6,457,376	21,612,273

		38,873,806

Thailand - 0.6%

Siam Commercial Bank PCL	1,696,100	10,067,329

Turkey - 4.7%

Akbank TAS	2,138,128	10,572,154
Anadolu Efes Biracilik Ve Malt Sanayii AS	763,635	11,020,652
BIM Birlesik Magazalar AS	167,322	8,196,311
Enka Insaat ve Sanayi AS	2,967,022	8,830,855
Haci Omer Sabanci Holding AS	4,173,248	23,067,412
Turkiye Garanti Bankasi AS	2,163,559	11,255,805

		72,943,189

United Arab Emirates - 0.8%

DP World Ltd	1,110,011	13,098,640

United Kingdom - 9.6%

Anglo American PLC	971,029	30,996,724
BG Group PLC	1,280,930	21,478,975
Burberry Group PLC	323,100	6,615,328

	Shares	Value
Genting Singapore PLC	8,089,000	$9,255,689
Mail.ru Group Ltd GDR (LI) ~	257,500	8,938,518
SABMiller PLC	549,050	25,842,731
Tullow Oil PLC	1,387,126	28,247,928
Unilever PLC	456,716	17,335,943

		148,711,836

United States - 0.5%

MercadoLibre Inc	93,020	7,308,581

Total Common Stocks (Cost $1,168,117,672)		1,419,626,093

EQUITY-LINKED STRUCTURED SECURITIES - 0.1%

Vietnam - 0.1%

Vietnam Dairy Products JSC Exp. 01/31/13 *	357,000	1,512,934

Total Equity-Linked Structured Securities (Cost $1,469,648)		1,512,934

	Principal Amount
SHORT-TERM INVESTMENT - 2.6%

Repurchase Agreement - 2.6%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $40,757,314; collateralized by U.S. Treasury Notes: 0.250% due 07/15/15 and value $41,575,000)	$40,757,292	40,757,292

Total Short-Term Investment (Cost $40,757,292)		40,757,292

TOTAL INVESTMENTS - 100.3% (Cost $1,289,911,189)		1,559,851,898

OTHER ASSETS & LIABILITIES, NET - (0.3%)		(3,967,570)

NET ASSETS - 100.0%		$1,555,884,328

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Consumer Staples	23.9%
Financials	20.0%
Information Technology	16.0%
Consumer Discretionary	13.2%
Energy	10.2%
Telecommunication Services	4.7%
Materials	4.5%
Industrials	3.9%
Short-Term Investment	2.6%
Health Care	1.3%

	100.3%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(b)	As of December 31, 2012, the portfolio was diversified by country of incorporation as a percentage of net assets as follows:

India	12.8%
Cayman	11.5%
Brazil	11.1%
United Kingdom	9.6%
Mexico	8.1%
Hong Kong	4.8%
Turkey	4.7%
Russia	4.2%
South Korea	3.7%
South Africa	3.1%
United States (Includes Short-Term Investment)	3.1%
Others (each less than 3.0%)	23.6%

	100.3%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks
	Brazil	$81,113,563	$58,615,145	$22,498,418	$-
	Colombia	16,842,016	8,469,642	8,372,374	-

		97,955,579	67,084,787	30,870,792	-
	Common Stocks
	Bermuda	10,191,503	6,318,641	3,872,862	-
	Brazil	91,809,799	26,251,560	65,558,239	-
	Cayman	179,404,768	106,096,551	73,308,217	-
	Chile	4,166,770	-	4,166,770	-
	China	22,917,829	-	22,917,829	-
	Colombia	25,802,473	-	25,802,473	-
	Denmark	40,440,586	-	40,440,586	-
	Egypt	8,751,864	-	8,751,864	-
	France	2,255,381	-	2,255,381	-
	Hong Kong	74,148,436	-	74,148,436	-
	India	198,966,901	36,838,626	162,128,275	-
	Indonesia	22,470,241	-	22,470,241	-
	Italy	33,059,859	-	33,059,859	-
	Luxembourg	20,197,056	20,197,056	-	-
	Malaysia	7,500,431	-	7,500,431	-
	Mexico	126,061,036	126,061,036	-	-
	Netherlands	22,801,162	17,584,727	5,216,435	-
	Nigeria	18,067,320	18,067,320	-	-
	Peru	5,344,345	-	5,344,345	-
	Philippines	41,992,508	-	41,992,508	-
	Russia	66,022,021	-	66,022,021	-
	South Africa	48,400,787	-	48,400,787	-
	South Korea	57,849,636	-	57,849,636	-
	Taiwan	38,873,806	-	38,873,806	-
	Thailand	10,067,329	-	10,067,329	-
	Turkey	72,943,189	-	72,943,189	-
	United Arab Emirates	13,098,640	13,098,640	-	-
	United Kingdom	148,711,836	-	148,711,836	-
	United States	7,308,581	7,308,581	-	-

		1,419,626,093	377,822,738	1,041,803,355	-
	Equity-Linked Structured Securities	1,512,934	-	1,512,934	-
	Short-Term Investment	40,757,292	-	40,757,292	-

	Total	$1,559,851,898	$444,907,525	$1,114,944,373	$-

During the year ended December 31, 2012, investments with a total aggregate value of $127,756,661 were transferred from level 1 to level 2 due to valuation adjustments made to exchange-traded prices as a result of market movements following the close of local trading.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
PREFERRED STOCKS - 0.8%

Brazil - 0.8%

Itau Unibanco Holding SA ADR	952,287	$15,674,644

Total Preferred Stocks (Cost $15,590,773)		15,674,644

COMMON STOCKS - 99.3%

Australia - 1.5%

QBE Insurance Group Ltd	2,022,544	23,149,236
Westpac Banking Corp	263,565	7,205,448

		30,354,684

Bermuda - 1.6%

Li & Fung Ltd	18,040,400	32,504,386

Brazil - 0.8%

BM&FBOVESPA SA	1,611,500	11,248,810
Tim Participacoes SA ADR	235,186	4,661,386

		15,910,196

Canada - 2.7%

Canadian National Railway Co (NYSE)	514,855	46,856,954
Valeant Pharmaceuticals International Inc (NYSE) *	135,190	8,080,306

		54,937,260

Czech Republic - 0.7%

Komercni Banka AS	70,350	14,885,207

France - 12.1%

Air Liquide SA	328,161	41,124,001
Danone SA	610,804	40,355,594
Dassault Systemes SA	104,032	11,645,889
Legrand SA	561,207	23,686,754
LVMH Moet Hennessy Louis Vuitton SA	232,302	43,288,822
Pernod-Ricard SA	343,387	40,377,774
Schneider Electric SA	568,530	42,402,975

		242,881,809

Germany - 11.7%

Bayer AG	711,844	67,598,504
Beiersdorf AG	478,678	39,112,702
Deutsche Boerse AG	90,310	5,512,159
Linde AG	314,220	54,796,651
Merck KGaA	214,484	28,298,569
SAP AG	478,915	38,364,219

		233,682,804

Hong Kong - 2.4%

AIA Group Ltd	5,599,500	22,316,468
China Unicom Ltd	10,832,000	17,535,951
CNOOC Ltd	3,541,000	7,775,174

		47,627,593

India - 1.5%

ICICI Bank Ltd ADR	687,248	29,970,885

Israel - 0.8%

Check Point Software Technologies Ltd *	340,347	16,214,131

	Shares	Value
Japan - 14.0%

Canon Inc	760,600	$29,832,381
Denso Corp	1,178,500	41,005,821
FANUC Corp	160,400	29,828,598
Honda Motor Co Ltd	1,193,000	43,972,086
Hoya Corp	1,129,300	22,234,733
Inpex Corp	5,527	29,496,782
Lawson Inc	414,000	28,140,971
NTT DOCOMO Inc	8,092	11,621,314
Shin-Etsu Chemical Co Ltd	710,000	43,366,424

		279,499,110

Mexico - 0.4%

Grupo Financiero Santander Mexico SAB de CV ADR ‘B’ *	531,110	8,593,360

Netherlands - 8.1%

Akzo Nobel NV	542,856	35,821,452
Heineken NV	800,062	53,366,471
ING Groep NV CVA *	3,831,816	36,642,478
Randstad Holding NV	980,757	36,203,761

		162,034,162

Singapore - 1.7%

DBS Group Holdings Ltd	2,071,000	25,351,786
Singapore Telecommunications Ltd	3,067,680	8,342,726
Singapore Telecommunications Ltd Board Lot 10	29,000	78,639

		33,773,151

South Africa - 0.2%

MTN Group Ltd	217,229	4,565,832

South Korea - 1.0%

Samsung Electronics Co Ltd	13,841	19,809,588

Spain - 2.8%

Amadeus IT Holding SA ‘A’	1,135,803	28,502,147
Banco Santander SA	2,440,801	19,680,384
Red Electrica Corp SA	174,759	8,634,417

		56,816,948

Sweden - 1.0%

Hennes & Mauritz AB ‘B’	559,489	19,441,870

Switzerland - 10.2%

Givaudan SA	4,096	4,342,485
Julius Baer Group Ltd	849,567	30,566,268
Kuehne + Nagel International AG	83,585	10,172,360
Nestle SA	1,017,019	66,283,310
Roche Holding AG (XVTX)	162,810	33,168,452
Sonova Holding AG	108,553	12,026,276
Swiss Re AG	238,553	17,410,614
UBS AG (XVTX)	1,893,344	29,775,057

		203,744,822

Taiwan - 2.4%

Hon Hai Precision Industry Co Ltd	6,049,070	18,647,421
Taiwan Semiconductor Manufacturing Co Ltd ADR	1,709,094	29,328,053

		47,975,474

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
United Kingdom - 21.7%

Barclays PLC	3,628,024	$15,667,195
BG Group PLC	879,766	14,752,150
Compass Group PLC	3,668,581	43,387,429
Delphi Automotive PLC *	579,175	22,153,444
Diageo PLC	1,318,510	38,385,152
Hays PLC	6,244,012	8,387,276
HSBC Holdings PLC (LI)	6,765,053	71,552,810
Reckitt Benckiser Group PLC	552,870	34,633,837
Rio Tinto PLC	684,326	39,877,354
Royal Dutch Shell PLC ‘A’ (LI)	1,004,820	35,504,840
Smiths Group PLC	1,154,536	22,724,942
Standard Chartered PLC	1,977,083	50,116,419
WPP PLC	2,548,766	37,052,101

		434,194,949

Total Common Stocks (Cost $1,669,182,996)		1,989,418,221

TOTAL INVESTMENTS - 100.1% (Cost $1,684,773,769)		2,005,092,865

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(2,697,764)

NET ASSETS - 100.0%		$2,002,395,101

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Financials	21.7%
Consumer Staples	17.0%
Consumer Discretionary	14.1%
Industrials	11.0%
Materials	11.0%
Information Technology	10.7%
Health Care	7.5%
Energy	4.4%
Telecommunication Services	2.3%
Utilities	0.4%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	As of December 31, 2012, the portfolio was diversified by country of incorporation as a percentage of net assets as follows:

United Kingdom	21.7%
Japan	14.0%
France	12.1%
Germany	11.7%
Switzerland	10.2%
Netherlands	8.1%
Others (each less than 3.0%)	22.3%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks (1)	$15,674,644	$15,674,644	$-	$-
	Common Stocks
	Australia	30,354,684	-	30,354,684	-
	Bermuda	32,504,386	-	32,504,386	-
	Brazil	15,910,196	4,661,386	11,248,810	-
	Canada	54,937,260	54,937,260	-	-
	Czech Republic	14,885,207	-	14,885,207	-
	France	242,881,809	-	242,881,809	-
	Germany	233,682,804	-	233,682,804	-
	Hong Kong	47,627,593	-	47,627,593	-
	India	29,970,885	29,970,885	-	-
	Israel	16,214,131	16,214,131	-	-
	Japan	279,499,110	-	279,499,110	-
	Mexico	8,593,360	8,593,360	-	-
	Netherlands	162,034,162	-	162,034,162	-
	Singapore	33,773,151	-	33,773,151	-
	South Africa	4,565,832	-	4,565,832	-
	South Korea	19,809,588	-	19,809,588	-
	Spain	56,816,948	-	56,816,948	-
	Sweden	19,441,870	-	19,441,870	-
	Switzerland	203,744,822	-	203,744,822	-
	Taiwan	47,975,474	29,328,053	18,647,421	-
	United Kingdom	434,194,949	22,153,444	412,041,505	-

		1,989,418,221	165,858,519	1,823,559,702	-

	Total	$2,005,092,865	$181,533,163	$1,823,559,702	$-

Certain of the portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such liabilities are categorized within the three-tier hierarchy of inputs as follows:

		Total Value at December 31, 2012	Level 1	Level 2	Level 3
Liabilities	Line of Credit	($8,770,184)	$-	($8,770,184)	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
PREFERRED STOCKS - 0.5%

Germany - 0.5%

ProSiebenSat.1 Media AG	206,156	$5,801,010

Total Preferred Stocks (Cost $4,573,901)		5,801,010

COMMON STOCKS - 98.3%

Australia - 6.6%

Arrium Ltd	3,109,700	3,013,077
Ausdrill Ltd	1,221,800	3,660,747
Australand Property Group REIT	587,737	2,087,234
Beach Energy Ltd	2,020,690	3,160,936
Bradken Ltd	202,009	1,168,793
Breville Group Ltd	428,534	2,982,835
Caltex Australia Ltd	267,876	5,398,759
Charter Hall Retail REIT	1,044,167	4,094,583
Commonwealth Property Office Fund REIT	4,181,538	4,470,593
Evolution Mining Ltd *	1,421,521	2,575,052
Flight Centre Ltd	144,857	4,107,993
GrainCorp Ltd ‘A’	612,581	7,895,086
Grange Resources Ltd	4,091,556	1,538,305
iiNET Ltd	458,524	2,185,742
Imdex Ltd	593,817	1,061,311
Investa Office Fund REIT	1,728,994	5,389,784
Mount Gibson Iron Ltd	2,685,729	2,391,616
NRW Holdings Ltd	867,885	1,741,869
Nufarm Ltd	403,181	2,447,657
OrotonGroup Ltd	94,014	674,198
Perseus Mining Ltd *	1,549,464	3,414,892
Resolute Mining Ltd	1,740,405	3,006,540
Skilled Group Ltd	925,800	2,524,406
Spark Infrastructure Group	4,059,754	7,105,773
TPG Telecom Ltd	621,714	1,678,874

		79,776,655

Austria - 1.0%

AMS AG	20,830	2,233,822
Oesterreichische Post AG	133,194	5,509,897
Vienna Insurance Group AG	74,236	3,982,324

		11,726,043

Belgium - 0.2%

Barco NV	35,700	2,570,602

Bermuda - 1.2%

Catlin Group Ltd	410,528	3,317,751
First Pacific Co Ltd	2,959,200	3,278,667
Giordano International Ltd	3,094,000	2,994,360
NWS Holdings Ltd	1,705,000	2,910,138
Oriental Watch Holdings	5,210,000	1,834,398

		14,335,314

Canada - 9.2%

Aecon Group Inc	284,200	3,042,857
Alamos Gold Inc	152,100	2,668,287
Argonaut Gold Inc *	289,800	2,759,029
B2Gold Corp *	834,700	2,987,365
Calfrac Well Services Ltd	108,125	2,722,963
Canadian Apartment Properties REIT	106,200	2,658,470
Canyon Services Group Inc	269,900	3,079,687
Celestica Inc *	500,000	4,056,499
Cineplex Inc	112,000	3,583,955
Cogeco Cable Inc	103,600	3,962,984
Dundee Precious Metals Inc *	379,500	3,231,492

	Shares	Value
Empire Co Ltd ‘A’	51,000	$3,022,469
Ensign Energy Services Inc	192,400	2,972,945
Martinrea International Inc *	422,500	3,291,822
Methanex Corp (TSE)	102,600	3,267,687
Nevsun Resources Ltd	696,300	2,975,043
Norbord Inc *	12,800	388,491
Pacific Rubiales Energy Corp	114,300	2,655,547
Pan American Silver Corp	241,019	4,516,532
Parkland Fuel Corp	328,400	6,249,736
Poseidon Concepts Corp	423,918	596,647
Primero Mining Corp *	409,200	2,632,834
Quebecor Inc ‘B’	106,000	4,120,861
Russel Metals Inc	230,800	6,406,342
Sandvine Corp *	1,268,100	1,682,811
SEMAFO Inc	369,460	1,270,286
ShawCor Ltd ‘A’	103,000	4,037,368
TELUS Corp	58,400	3,822,097
The Jean Coutu Group PJC Inc ‘A’	234,000	3,418,136
TransForce Inc	209,900	4,190,825
TransGlobe Energy Corp *	269,800	2,530,646
Trinidad Drilling Ltd	379,900	2,627,638
Twin Butte Energy Ltd	1,188,900	3,083,706
Westjet Airlines Ltd	224,000	4,445,320
Whitecap Resources Inc *	328,700	2,858,404

		111,817,781

Cayman - 0.7%

AMVIG Holdings Ltd	2,232,000	817,094
Hutchison Telecommunications Hong Kong Holdings Ltd	7,624,000	3,530,928
Polarcus Ltd *	3,842,293	4,647,982

		8,996,004

Denmark - 1.5%

Pandora AS	264,814	5,835,130
Royal UNIBREW AS	41,465	3,612,724
TDC AS	279,500	1,980,736
Topdanmark AS *	19,576	4,199,903
Tryg AS	40,602	3,069,789

		18,698,282

Finland - 2.2%

Huhtamaki OYJ	226,304	3,671,954
Kemira OYJ	286,133	4,498,011
Orion OYJ ‘B’	286,806	8,429,702
Pohjola Bank PLC ‘A’	221,665	3,310,133
Sponda OYJ	698,282	3,331,368
Tieto OYJ	179,523	3,555,832

		26,797,000

France - 7.7%

Alten Ltd	83,559	2,882,734
Altran Technologies SA *	357,134	2,721,830
Arkema SA	33,000	3,469,763
AtoS	42,767	3,047,383
Cap Gemini SA	199,907	8,711,921
CNP Assurances	338,418	5,154,898
Eiffage SA	102,595	4,657,994
Eramet	23,528	3,452,722
Faurecia	174,980	2,776,613
Imerys SA	41,979	2,723,852
Klepierre REIT	182,022	7,336,563
Legrand SA	473	19,964
Mercialys SA REIT	205,048	4,660,855
Neopost SA	72,429	3,829,826
Plastic Omnium SA	98,289	2,965,160
Publicis Groupe SA	53,025	3,177,032
Remy Cointreau SA	29,945	3,273,626
SCOR SE	200,855	5,415,932
Societe BIC SA	34,655	4,136,956

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
UBISOFT Entertainment *	500,605	$5,354,594
Valeo SA	117,457	5,955,820
Zodiac Aerospace	72,931	8,145,165

		93,871,203

Germany - 5.8%

Axel Springer AG	109,314	4,665,310
Bertrandt AG	30,824	3,085,706
Brenntag AG	37,569	4,935,731
Drillisch AG	185,410	2,738,814
Duerr AG	90,365	8,068,177
Freenet AG	284,543	5,256,155
Gerresheimer AG *	88,632	4,692,351
Gildemeister AG	166,046	3,351,937
Hannover Rueckversicherung AG	113,372	8,824,270
Infineon Technologies AG	301,748	2,448,617
Jenoptik AG	188,176	1,834,077
Kloeckner & Co SE *	179,800	2,128,684
MTU Aero Engines Holding AG	61,650	5,603,743
NORMA Group AG	85,500	2,402,419
Stada Arzneimittel AG	122,400	3,946,307
Suedzucker AG	165,951	6,790,484

		70,772,782

Greece - 0.2%

OPAP SA	307,163	2,200,262

Hong Kong - 1.3%

China Overseas Grand Oceans Group Ltd	2,329,000	2,834,635
Melco International Development Ltd	2,640,000	3,140,820
PCCW Ltd	5,796,000	2,560,428
Techtronic Industries Co	1,586,500	3,045,056
Television Broadcasts Ltd	562,000	4,218,496

		15,799,435

Ireland - 1.3%

DCC PLC	135,836	4,334,837
Paddy Power PLC	47,383	3,905,539
Smurfit Kappa Group PLC	430,251	5,217,489
United Drug PLC	419,051	1,897,829

		15,355,694

Italy - 3.5%

Ansaldo STS SPA	308,577	2,888,820
Banca Generali SPA	190,617	3,254,195
Banca Popolare di Milano Scarl *	4,635,100	2,788,803
Brembo SPA	418,737	5,405,958
Credito Emiliano SPA	58,925	323,386
Danieli & Co Officine Meccaniche SPA	91,246	2,625,291
De’Longhi SPA	259,182	3,726,896
Delclima *	259,182	232,348
Finmeccanica SPA *	760,834	4,409,390
Lottomatica Group SPA	261,706	5,955,573
MARR SPA	119,128	1,243,547
Mediolanum SPA	1,056,219	5,377,157
Societa Iniziative Autostradali e Servizi SPA	438,844	4,102,637

		42,334,001

Japan - 21.0%

Aeon Credit Service Co Ltd	114,200	2,305,717
Ain Pharmaciez Inc	46,500	2,530,714
Asahi Holdings Inc	144,800	2,449,752
Avex Group Holdings Inc	145,700	2,926,876
Bando Chemical Industries Ltd	429,000	1,441,878
Cawachi Ltd	12,200	240,877
Century Tokyo Leasing Corp	122,200	2,522,172
Clarion Co Ltd *	1,526,000	2,655,487
Cosmos Initia Co Ltd *	365,200	1,903,964
Daicel Corp	823,000	5,445,537

	Shares	Value
Daikyo Inc	1,324,000	$3,611,503
Daiwabo Holdings Co Ltd	1,398,000	2,864,745
DCM Holdings Co Ltd	358,800	2,354,720
Fuji Oil Co Ltd	247,900	3,584,344
Futaba Industrial Co Ltd *	402,300	1,741,063
Geo Holdings Corp	1,817	1,896,369
Haseko Corp *	8,612,500	6,786,645
Higashi Nihon House Co Ltd	847,000	3,567,060
Hino Motors Ltd	421,000	3,775,229
HIS Co Ltd	60,600	2,054,676
Hitachi Capital Corp	265,800	5,473,323
Honeys Co Ltd	262,730	3,463,209
Howa Machinery Ltd	2,315,000	2,425,547
Idemitsu Kosan Co Ltd	44,700	3,893,176
IT Holdings Corp	283,400	3,423,223
Japan Airlines Co Ltd *	90,300	3,865,024
Japan Aviation Electronics Industry Ltd	316,000	2,341,511
JFE Holdings Inc	121,136	2,283,751
JVC Kenwood Corp	1,149,500	4,265,961
Kanamoto Co Ltd	277,000	4,250,318
Kanematsu Corp *	4,134,000	5,672,504
Koito Manufacturing Co Ltd	180,000	2,624,874
Kyoei Steel Ltd	170,700	3,244,256
KYORIN Holdings Inc	186,000	3,606,825
Kyowa Exeo Corp	322,400	3,228,790
Maruha Nichiro Holdings Inc	2,032,000	3,545,194
Meitec Corp	129,900	2,857,415
Ministop Co Ltd	106,300	1,783,061
Misawa Homes Co Ltd	154,900	2,276,863
Mitsubishi Gas Chemical Co Inc	472,000	2,892,008
Mitsubishi Steel Manufacturing Co Ltd	981,000	1,971,828
MTI Ltd	2,428	2,265,114
NET One Systems Co Ltd	217,600	2,136,016
Nichiha Corp	379,100	4,399,124
Nihon Kohden Corp	82,000	2,486,297
Nihon Unisys Ltd	640,400	4,244,517
Nippon Carbon Co Ltd	1,291,000	2,661,710
Nippon Paint Co Ltd	295,000	2,535,674
Nippon Piston Ring Co Ltd	603,000	1,174,340
Nissei Build Kogyo Co Ltd	1,201,000	2,604,001
Nisshin Steel Holdings Co Ltd *	232,300	2,136,823
North Pacific Bank Ltd *	930,900	2,610,232
Oenon Holdings Inc	123,000	280,882
Oki Electric Industry Co Ltd *	2,039,000	2,480,238
Otsuka Corp	32,300	2,443,828
PanaHome Corp	364,000	2,442,655
Sankyu Inc	777,400	2,939,719
Sasebo Heavy Industries Co Ltd	1,074,000	1,268,023
SCSK Corp	242,200	3,795,203
Seino Holdings Corp	226,000	1,432,656
Shinko Electric Industries Co Ltd	563,000	4,447,078
Shinko Plantech Co Ltd	277,600	2,191,355
Ship Healthcare Holdings Inc	123,300	3,269,973
Showa Corp	549,000	5,414,072
Skymark Airlines Inc *	213,200	1,211,454
Sohgo Security Services Co Ltd	154,900	1,927,803
Star Micronics Co Ltd	271,800	2,730,477
Suruga Bank Ltd	221,000	2,714,671
Taihei Kogyo Co Ltd	329,000	1,355,220
Takara Leben Co Ltd	310,400	3,372,685
Takashima & Co Ltd	776,000	2,417,251
TBK Co Ltd	109,000	582,751
The 77 Bank Ltd	976,000	3,910,262
The Higo Bank Ltd	242,000	1,343,817
The Keiyo Bank Ltd	739,000	3,244,488
The Musashino Bank Ltd	114,500	3,717,071
The Okinawa Electric Power Co Inc	72,300	2,254,781
Toho Holdings Co Ltd	152,700	2,671,772
Tokai Carbon Co Ltd	752,000	3,156,804
Tokyu REIT Inc	809	4,394,223

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Tosoh Corp	1,465,000	$3,521,874
Touei Housing Corp	213,900	2,957,377
Toyo Engineering Corp	577,000	2,724,770
Toyo Tire & Rubber Co Ltd	1,157,000	3,450,545
Tsuruha Holdings Inc	57,400	4,502,484
United Arrows Ltd	286,700	6,587,753
Universal Entertainment Corp	87,300	1,497,466
UNY Co Ltd	248,800	1,847,807

		255,803,125

Luxembourg - 0.6%

AZ Electronic Materials SA	369,900	2,121,348
Eurofins Scientific	20,133	3,258,764
Oriflame Cosmetics SA SDR	63,284	2,020,777

		7,400,889

Malaysia - 0.1%

RHB Capital Bhd	599,200	1,508,425

Multi-National - 0.3%

HKT Trust & HKT Ltd	3,081,000	3,023,302

Netherlands - 0.9%

Aalberts Industries NV	167,060	3,531,668
Arcadis NV	105,145	2,463,755
Brunel International NV	67,900	3,286,118
Koninklijke Ten Cate NV	85,782	2,253,078

		11,534,619

Norway - 1.7%

Atea ASA	252,100	2,730,946
DNO International ASA *	2,642,500	4,459,551
Electromagnetic GeoServices ASA *	891,370	2,108,442
Fred Olsen Energy ASA	114,849	5,022,537
Kongsberg Gruppen ASA	92,669	2,081,072
Norwegian Air Shuttle ASA *	178,196	4,624,025

		21,026,573

Singapore - 0.2%

STX OSV Holdings Ltd	2,710,000	2,920,326

South Korea - 6.0%

Capro Corp	80,320	947,714
Chong Kun Dang Pharm Corp	147,810	5,110,179
Daeduck GDS Co Ltd	208,570	3,462,924
Daesang Corp	293,540	7,217,475
Dongbu Insurance Co Ltd	72,800	3,133,950
Eugene Technology Co Ltd	167,709	2,208,032
GS Home Shopping Inc	15,289	2,177,654
Humax Co Ltd	264,489	2,770,956
Huvitz Co Ltd	26,956	371,335
Hyundai Corp	35,460	690,051
IsuPetasys Co Ltd	767,750	3,334,418
Kolon Life Science Inc	43,976	3,406,928
LG International Corp	70,560	3,214,709
LIG Insurance Co Ltd	150,310	3,640,212
LOTTE Himart Co Ltd *	75,644	4,878,829
Mando Corp	20,055	2,421,282
Meritz Fire & Marine Insurance Co Ltd	266,300	3,531,531
Paradise Co Ltd	396,776	6,397,745
Seah Besteel Corp	77,565	2,091,605
Sejong Industrial Co Ltd	180,830	2,024,412
Simm Tech Co Ltd	555,661	5,385,221
Youngone Corp	135,580	4,188,576

		72,605,738

	Shares	Value
Spain - 2.7%

Bolsas y Mercados Espanoles SA	177,378	$4,287,426
Distribuidora Internacional de Alimentacion SA	1,361,490	8,748,435
Ence Energia y Celulosa SA	945,429	2,711,144
Obrascon Huarte Lain SA	130,592	3,793,314
Prosegur Cia de Seguridad SA	797,780	4,684,628
Red Electrica Corp SA	46,982	2,321,266
Viscofan SA	117,009	6,528,628

		33,074,841

Sweden - 2.2%

AarhusKarlshamn AB	110,745	4,711,627
BillerudKorsnas AB	466,500	4,438,851
Fabege AB	446,885	4,523,334
Holmen AB ‘B’	110,153	3,276,906
Intrum Justitia AB	175,384	2,623,499
Modern Times Group AB ‘B’	74,086	2,595,619
Saab AB ‘B’	210,200	4,384,766

		26,554,602

Switzerland - 2.6%

Actelion Ltd	95,426	4,583,684
Baloise Holding AG	42,653	3,722,282
Banque Cantonale Vaudoise	6,439	3,418,219
Flughafen Zuerich AG	7,235	3,351,528
Galenica AG	6,112	3,547,096
Helvetia Holding AG	12,428	4,721,023
OC Oerlikon Corp AG	455,862	5,223,132
Temenos Group AG *	171,577	3,024,474

		31,591,438

United Kingdom - 17.6%

Aberdeen Asset Management PLC	540,390	3,204,443
Afren PLC *	1,662,819	3,645,821
Ashmore Group PLC	642,449	3,714,845
Ashtead Group PLC	514,548	3,651,240
Aveva Group PLC	133,652	4,752,691
Barratt Developments PLC *	422,046	1,427,507
Beazley PLC	2,962,101	8,539,869
Bellway PLC	560,356	9,525,055
Berkeley Group Holdings PLC *	242,129	7,075,110
Bodycote PLC	716,308	5,312,576
Close Brothers Group PLC	390,964	5,489,925
Cobham PLC	834,422	3,034,598
De La Rue PLC	267,843	3,953,217
Debenhams PLC	1,854,876	3,443,428
Dixons Retail PLC *	9,615,074	4,459,221
DS Smith PLC	1,426,676	4,766,487
easyJet PLC	526,081	6,613,792
Elementis PLC	712,245	2,701,340
Ferrexpo PLC	850,392	3,545,211
Firstgroup PLC	1,220,613	4,180,090
Go-Ahead Group PLC	186,593	3,869,264
Henderson Group PLC	2,407,961	5,342,718
Home Retail Group PLC	1,305,348	2,694,120
IG Group Holdings PLC	908,867	6,654,410
Intermediate Capital Group PLC	1,223,294	6,426,345
International Personal Finance PLC	429,206	2,577,685
Jazztel PLC *	360,461	2,499,993
Laird PLC	735,110	2,438,894
London Stock Exchange Group PLC	340,633	5,949,951
Micro Focus International PLC	537,786	5,179,625
Mondi PLC	570,699	6,155,528
Next PLC	129,133	7,970,182
Northgate PLC	690,681	3,491,257
Petropavlovsk PLC	274,988	1,654,565
QinetiQ Group PLC	1,538,861	4,519,471
Rightmove PLC	207,228	4,773,448

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Rockhopper Exploration PLC *	480,700	$1,218,359
RPC Group PLC	339,408	2,226,846
Senior PLC	484,788	1,590,737
SIG PLC	1,856,403	3,662,176
Spectris PLC	282,367	9,458,251
Spirent Communications PLC	853,144	2,096,841
Stagecoach Group PLC	616,971	3,048,894
Synthomer PLC	730,400	2,275,793
Tate & Lyle PLC	232,338	2,881,065
Taylor Wimpey PLC	6,714,749	7,317,491
Tullett Prebon PLC	949,435	3,939,325
Victrex PLC	125,300	3,381,600
WH Smith PLC	512,614	5,724,511

		214,055,811

Total Common Stocks (Cost $1,059,740,187)		1,196,150,747

	Principal Amount
SHORT-TERM INVESTMENT - 1.0%

Repurchase Agreement - 1.0%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $12,280,310; collateralized by U.S. Treasury Notes: 2.750% due 11/30/16 and value $12,526,069)	$12,280,303	12,280,303

Total Short-Term Investment (Cost $12,280,303)		12,280,303

TOTAL INVESTMENTS - 99.8% (Cost $1,076,594,391)		1,214,232,060

OTHER ASSETS & LIABILITIES, NET - 0.2%		2,275,268

NET ASSETS - 100.0%		$1,216,507,328

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Industrials	20.1%
Consumer Discretionary	19.1%
Financials	17.6%
Materials	11.9%
Information Technology	10.3%
Consumer Staples	6.5%
Energy	5.7%
Health Care	4.2%
Telecommunication Services	2.4%
Short-Term Investment	1.0%
Utilities	1.0%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	As of December 31, 2012, the portfolio was diversified by country of incorporation as a percentage of net assets as follows:

Japan	21.0%
United Kingdom	17.6%
Canada	9.2%
France	7.7%
Australia	6.6%
Germany	6.3%
South Korea	6.0%
Italy	3.5%
Others (each less than 3.0%)	21.9%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Forward foreign currency contracts outstanding as of December 31, 2012 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation
USD	25,426,614	JPY	2,094,975,000	01/13	SSB	$1,244,392

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks (1)	$5,801,010	$-	$5,801,010	$-
	Common Stocks
	Australia	79,776,655	-	79,776,655	-
	Austria	11,726,043	-	11,726,043	-
	Belgium	2,570,602	-	2,570,602	-
	Bermuda	14,335,314	-	14,335,314	-
	Canada	111,817,781	111,817,781	-	-
	Cayman	8,996,004	-	8,996,004	-
	Denmark	18,698,282	-	18,698,282	-
	Finland	26,797,000	-	26,797,000	-
	France	93,871,203	-	93,871,203	-
	Germany	70,772,782	-	70,772,782	-
	Greece	2,200,262	-	2,200,262	-
	Hong Kong	15,799,435	-	15,799,435	-
	Ireland	15,355,694	-	15,355,694	-
	Italy	42,334,001	-	42,334,001	-
	Japan	255,803,125	-	255,803,125	-
	Luxembourg	7,400,889	-	7,400,889	-
	Malaysia	1,508,425	-	1,508,425	-
	Multi-National	3,023,302	-	3,023,302	-
	Netherlands	11,534,619	-	11,534,619	-
	Norway	21,026,573	-	21,026,573	-
	Singapore	2,920,326	-	2,920,326	-
	South Korea	72,605,738	-	72,605,738	-
	Spain	33,074,841	-	33,074,841	-
	Sweden	26,554,602	-	26,554,602	-
	Switzerland	31,591,438	-	31,591,438	-
	United Kingdom	214,055,811	-	214,055,811	-

		1,196,150,747	111,817,781	1,084,332,966	-
	Short-Term Investment	12,280,303	-	12,280,303	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	1,244,392	-	1,244,392	-

	Total	$1,215,476,452	$111,817,781	$1,103,658,671	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
RIGHTS - 0.0%

Spain - 0.0%

Repsol SA Exp. 02/21/13 *	537,042	$327,498

Total Rights (Cost $335,866)		327,498

PREFERRED STOCKS - 1.7%

Germany - 1.7%

Volkswagen AG	116,312	26,461,659

Total Preferred Stocks (Cost $20,762,717)		26,461,659

COMMON STOCKS - 97.6%

Australia - 2.3%

Australia & New Zealand Banking Group Ltd	986,300	25,822,218
Goodman Group REIT	2,177,780	9,907,556

		35,729,774

Belgium - 1.7%

Solvay SA	180,231	25,944,450

Canada - 0.7%

First Quantum Minerals Ltd	483,970	10,660,282

China - 2.2%

China Construction Bank Corp ‘H’	21,786,000	17,755,683
China Shenhua Energy Co Ltd ‘H’	3,485,000	15,570,600

		33,326,283

Denmark - 0.5%

Danske Bank AS *	465,526	7,914,173

Finland - 0.9%

UPM-Kymmene OYJ	1,148,290	13,645,788

France - 13.7%

AXA SA	729,418	13,193,681
BNP Paribas SA	564,581	31,823,825
Cie de Saint-Gobain	440,859	18,863,730
GDF Suez	446,083	9,191,055
Lafarge SA	192,183	12,314,730
Renault SA	271,460	14,976,969
Sanofi	565,474	53,626,848
Schneider Electric SA	301,769	22,506,998
Societe Generale SA *	243,055	9,142,327
Sodexo	224,388	18,802,719
Suez Environnement Co	554,815	6,689,819

		211,132,701

Germany - 6.4%

Allianz SE	270,536	37,479,159
BASF SE	256,091	24,070,331
Bayer AG	248,033	23,553,840
Deutsche Boerse AG	218,932	13,362,728

		98,466,058

	Shares	Value
Hong Kong - 4.3%

China Overseas Land & Investment Ltd	4,066,000	$12,316,588
CNOOC Ltd	7,568,000	16,617,486
Hutchison Whampoa Ltd	2,453,000	26,022,166
Sino Land Co Ltd	6,428,000	11,574,722

		66,530,962

Israel - 0.4%

Teva Pharmaceutical Industries Ltd ADR	160,109	5,978,470

Italy - 4.0%

Eni SPA	1,874,619	46,245,990
Intesa Sanpaolo SPA	8,473,829	14,659,748

		60,905,738

Japan - 20.9%

Asahi Group Holdings Ltd	374,100	7,929,857
Bridgestone Corp	412,800	10,700,233
Canon Inc	606,100	23,772,556
Fujitsu Ltd	2,324,000	9,757,713
Hitachi Ltd	4,603,000	27,089,240
Honda Motor Co Ltd	920,700	33,935,540
Japan Airlines Co Ltd *	193,400	8,277,915
Japan Tobacco Inc	512,200	14,439,779
Kirin Holdings Co Ltd	582,000	6,838,741
Marubeni Corp	1,350,000	9,674,225
Mitsubishi Heavy Industries Ltd	2,005,000	9,695,789
Mitsubishi UFJ Financial Group Inc	1,940,100	10,439,948
Mitsui & Co Ltd	761,300	11,389,263
Mitsui Fudosan Co Ltd	767,000	18,738,641
Nippon Telegraph & Telephone Corp	371,900	15,622,115
Nissan Motor Co Ltd	1,722,700	16,350,917
ORIX Corp	150,520	16,984,506
Sumitomo Corp	1,200,300	15,385,186
Sumitomo Mitsui Financial Group Inc	1,217,600	44,234,218
Yamato Holdings Co Ltd	678,000	10,309,340

		321,565,722

Luxembourg - 0.5%

ArcelorMittal	476,774	8,253,461

Netherlands - 3.7%

ASML Holding NV	166,359	10,770,025
European Aeronautic Defence & Space Co NV	425,854	16,690,633
ING Groep NV CVA *	1,678,597	16,051,907
Unilever NV CVA	372,376	14,051,147

		57,563,712

Norway - 1.2%

Telenor ASA	922,284	18,737,771

Russia - 0.8%

Sberbank of Russia ADR	916,302	11,508,753

South Africa - 0.4%

African Bank Investments Ltd	1,565,811	6,020,765

South Korea - 1.3%

Samsung Electronics Co Ltd	14,024	20,071,502

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Spain - 1.7%

Iberdrola SA	2,694,329	$15,024,617
Repsol SA	537,042	11,029,052

		26,053,669

Sweden - 2.5%

Nordea Bank AB	927,666	8,884,441
Swedbank AB ‘A’	471,498	9,278,323
Telefonaktiebolaget LM Ericsson ‘B’	2,048,147	20,600,802

		38,763,566

Switzerland - 4.7%

Credit Suisse Group AG	973,289	24,421,123
Roche Holding AG (XVTX)	93,421	19,032,184
Swiss Re AG	268,498	19,596,128
Zurich Insurance Group AG	34,977	9,352,558

		72,401,993

United Kingdom - 22.8%

Barclays PLC	7,361,166	31,788,330
British American Tobacco PLC	143,728	7,282,702
Centrica PLC	2,820,899	15,324,232
Experian PLC	672,306	10,862,621
GlaxoSmithKline PLC	402,199	8,732,377
HSBC Holdings PLC (LI)	5,770,406	61,032,599
InterContinental Hotels Group PLC	707,316	19,890,910
Kingfisher PLC	4,262,338	19,687,261
Pearson PLC	774,417	15,139,345
Prudential PLC	1,545,779	21,568,688
Rio Tinto PLC	451,442	26,306,633
Royal Dutch Shell PLC ‘A’ (LI)	1,520,773	53,735,796
SABMiller PLC	313,943	14,776,695
Vodafone Group PLC	17,477,613	43,953,857

		350,082,046

Total Common Stocks (Cost $1,354,011,245)		1,501,257,639

	Principal Amount

SHORT-TERM INVESTMENT - 0.7%

Repurchase Agreement - 0.7%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $10,176,948; collateralized by U.S. Treasury Notes: 0.250% due 07/15/15 and value $10,385,000)	$10,176,943	10,176,943

Total Short-Term Investment (Cost $10,176,943)		10,176,943

TOTAL INVESTMENTS - 100.0% (Cost $1,385,286,771)		1,538,223,739

OTHER ASSETS & LIABILITIES, NET - 0.0%		686,600

NET ASSETS - 100.0%		$1,538,910,339

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Financials	33.5%
Consumer Discretionary	11.4%
Industrials	10.4%
Energy	9.3%
Materials	7.9%
Information Technology	7.3%
Health Care	7.2%
Telecommunication Services	5.1%
Consumer Staples	4.2%
Utilities	3.0%
Short-Term Investment	0.7%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	As of December 31, 2012, the portfolio was diversified by country of incorporation as a percentage of net assets as follows:

United Kingdom	22.8%
Japan	20.9%
France	13.7%
Germany	8.1%
Switzerland	4.7%
Hong Kong	4.3%
Italy	4.0%
Netherlands	3.7%
Others (each less than 3.0%)	17.8%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(d)	Forward foreign currency contracts outstanding as of December 31, 2012 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	2,915,560	EUR	2,346,905	02/13	WBC	($78,405)
AUD	2,889,840	JPY	248,831,985	02/13	WBC	120,748
AUD	98,468,943	USD	101,492,333	02/13	SCB	512,930
AUD	3,257,677	USD	3,406,781	02/13	SSB	(32,111)
CHF	2,834,394	USD	3,111,836	02/13	RBS	(10,931)
CHF	62,536,132	USD	67,475,326	02/13	WBC	940,913
EUR	6,016,474	AUD	7,475,469	02/13	UBS	199,751
EUR	8,422,687	USD	11,190,467	02/13	BRC	(69,802)
EUR	2,261,668	USD	2,931,723	02/13	CSF	54,408
EUR	4,129,087	USD	5,403,083	02/13	HSB	48,643
EUR	11,172,278	USD	14,368,734	02/13	SSB	382,277
GBP	3,696,220	EUR	4,614,709	02/13	HSB	(89,117)
GBP	2,370,429	EUR	2,917,149	02/13	UBS	(1,280)
GBP	6,983,745	USD	11,387,555	02/13	BRC	(43,826)
GBP	2,756,128	USD	4,396,345	02/13	CSF	80,447
GBP	1,671,505	USD	2,695,087	02/13	HSB	19,945
GBP	1,128,715	USD	1,810,981	02/13	RBS	22,395
GBP	2,742,750	USD	4,405,652	02/13	SSB	49,409
JPY	228,470,476	GBP	1,814,185	02/13	RBC	(308,997)
JPY	429,676,977	HKD	41,403,267	02/13	SGN	(381,718)
JPY	250,113,684	USD	3,034,208	02/13	CSF	(146,535)
JPY	242,884,720	USD	2,957,929	02/13	RBC	(153,718)
JPY	456,341,747	USD	5,689,011	02/13	SGN	(420,345)
SEK	48,304,330	EUR	5,567,797	02/13	CSF	70,809
SEK	17,383,222	USD	2,587,294	02/13	RBC	83,687
SEK	39,337,370	USD	5,857,026	02/13	WBC	187,272
SGD	37,337,107	USD	30,599,446	02/13	SGN	(36,344)
USD	4,813,313	AUD	4,687,500	02/13	SSB	(42,530)
USD	9,265,207	CAD	9,271,090	02/13	SCB	(48,995)
USD	6,351,107	CHF	5,826,315	02/13	BRC	(23,041)
USD	3,054,671	CHF	2,793,591	02/13	CIT	(1,594)
USD	14,071,807	EUR	10,899,070	02/13	CSF	(318,481)
USD	8,098,529	EUR	6,230,257	02/13	HSB	(127,421)
USD	3,420,592	EUR	2,623,266	02/13	RBS	(42,965)
USD	79,034,076	EUR	60,704,387	02/13	WBC	(1,115,296)
USD	44,694,335	GBP	27,743,569	02/13	CSF	(369,671)
USD	2,993,391	HKD	23,200,000	02/13	CSF	(253)
USD	38,635,170	HKD	299,368,480	02/13	CSF	5,740
USD	2,930,640	HKD	22,710,000	02/13	SSB	224
USD	16,351,738	JPY	1,313,591,229	02/13	HSB	1,185,749
USD	13,201,816	JPY	1,095,442,897	02/13	RBC	554,446
USD	9,017,296	JPY	753,559,812	02/13	RBS	317,116
USD	9,940,548	JPY	798,229,967	02/13	WBC	724,631
USD	3,178,134	NOK	18,154,466	02/13	HSB	(84,470)
USD	3,442,028	SEK	22,817,549	02/13	BRC	(63,953)
USD	912,976	SEK	6,096,750	02/13	CSF	(23,807)
USD	443,664	SEK	2,945,390	02/13	SGN	(8,903)

Total Forward Foreign Currency Contracts						$1,517,031

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights (1)	$327,498	$327,498	$-	$-
	Preferred Stocks (1)	26,461,659	-	26,461,659	-
	Common Stocks
	Australia	35,729,774	-	35,729,774	-
	Belgium	25,944,450	-	25,944,450	-
	Canada	10,660,282	10,660,282	-	-
	China	33,326,283	-	33,326,283	-
	Denmark	7,914,173	-	7,914,173	-
	Finland	13,645,788	-	13,645,788	-
	France	211,132,701	-	211,132,701	-
	Germany	98,466,058	-	98,466,058	-
	Hong Kong	66,530,962	-	66,530,962	-
	Israel	5,978,470	5,978,470	-	-
	Italy	60,905,738	-	60,905,738	-
	Japan	321,565,722	-	321,565,722	-
	Luxembourg	8,253,461	-	8,253,461	-
	Netherlands	57,563,712	-	57,563,712	-
	Norway	18,737,771	-	18,737,771	-
	Russia	11,508,753	11,508,753	-	-
	South Africa	6,020,765	-	6,020,765	-
	South Korea	20,071,502	-	20,071,502	-
	Spain	26,053,669	-	26,053,669	-
	Sweden	38,763,566	-	38,763,566	-
	Switzerland	72,401,993	-	72,401,993	-
	United Kingdom	350,082,046	-	350,082,046	-

		1,501,257,639	28,147,505	1,473,110,134	-
	Short-Term Investment	10,176,943	-	10,176,943	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	5,561,540	-	5,561,540	-

	Total Assets	1,543,785,279	28,475,003	1,515,310,276	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(4,044,509)	-	(4,044,509)	-

	Total Liabilities	(4,044,509)	-	(4,044,509)	-

	Total	$1,539,740,770	$28,475,003	$1,511,265,767	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

CURRENCY STRATEGIES PORTFOLIO

Schedule of Investments

December 31, 2012

	Principal Amount	Value
FOREIGN GOVERNMENT BONDS & NOTES - 48.4%

Canada - 12.7%

Canadian Government 1.750% due 03/01/13	CAD 183,700,000	$184,917,033

France - 9.8%

French Treasury 4.500% due 07/12/13	EUR 106,300,000	143,567,102

Germany - 13.1%

Bundesobligation 3.500% due 04/12/13	143,000,000	190,525,165

United Kingdom - 12.8%

United Kingdom Gilt 4.500% due 03/07/13	GBP 114,000,000	186,562,121

Total Foreign Government Bonds & Notes (Cost $702,945,654)		705,571,421

SHORT-TERM INVESTMENTS - 52.2%

U.S. Treasury Bills - 12.8%

0.157% due 09/19/13	$187,700,000	187,527,316

Repurchase Agreement - 39.4%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $574,053,114; collateralized by Freddie Mac: 2.875% due 02/09/15 and value $42,353,206; and U.S. Treasury Notes: 4.000% due 02/15/15 and value $543,181,728)	574,052,795	574,052,795

Total Short-Term Investments (Cost $761,541,867)		761,580,111

TOTAL INVESTMENTS - 100.6% (Cost $1,464,487,521)		1,467,151,532

OTHER ASSETS & LIABILITIES, NET - (0.6%)		(8,790,743)

NET ASSETS - 100.0%		$1,458,360,789

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investments	52.2%
Foreign Government Bonds & Notes	48.4%

	100.6%
Other Assets & Liabilities, Net	(0.6%	)

	100.0%

(b)	As of December 31, 2012, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	38.3%
A-1 (Short-Term Debt only)	51.9%
AA	9.8%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

CURRENCY STRATEGIES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(d)	Forward foreign currency contracts outstanding as of December 31, 2012 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	13,925,000	USD	14,665,392	01/13	CSF	($216,775)
AUD	13,805,000	USD	14,520,789	01/13	GSC	(196,684)
EUR	362,715,000	USD	474,023,166	01/13	GSC	4,787,664
INR	23,986,480,000	USD	438,589,870	01/13	GSC	(1,769,976)
JPY	18,382,161,876	USD	220,210,000	01/13	BRC	(8,016,605)
KRW	250,860,000,000	USD	231,175,414	01/13	BRC	2,981,856
MXN	8,666,470,000	USD	668,683,307	01/13	BRC	1,121,466
MYR	688,598,000	USD	225,503,668	01/13	BRC	(496,459)
NZD	51,110,000	USD	42,692,454	01/13	BRC	(482,564)
PHP	9,357,850,000	USD	228,798,289	01/13	GSC	(814,589)
PLN	716,090,000	USD	226,281,363	01/13	MSC	4,810,970
USD	22,160,147	AUD	21,405,000	01/13	GSC	(49,739)
USD	1,010,172,822	AUD	965,370,000	01/13	GSC	8,502,308
USD	407,335,498	CAD	403,865,000	01/13	BRC	1,415,065
USD	227,689,331	CHF	210,665,000	01/13	BRC	(2,680,867)
USD	226,636,621	CZK	4,364,760,000	01/13	MSC	(3,006,509)
USD	142,813,996	EUR	108,370,000	01/13	GSC	(242,480)
USD	14,605,811	EUR	11,010,000	01/13	GSC	71,791
USD	524,702,344	GBP	325,810,000	01/13	CSF	(4,544,004)
USD	214,299,010	JPY	18,382,161,876	01/13	RBS	2,105,614
USD	14,584,001	MXN	186,560,000	01/13	CSF	165,353
USD	220,970,000	MXN	2,823,598,854	01/13	MSC	2,742,742
USD	22,171,154	NZD	27,110,000	01/13	BRC	(218,008)
USD	909,654,551	NZD	1,098,285,000	01/13	CSF	2,620,920
USD	113,364,483	SEK	748,260,000	01/13	SEB	(1,667,007)

Total Forward Foreign Currency Contracts						$6,923,483

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Foreign Government Bonds & Notes	$705,571,421	$-	$705,571,421	$-
	Short-Term Investments	761,580,111	-	761,580,111	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	31,325,749	-	31,325,749	-

	Total Assets	1,498,477,281	-	1,498,477,281	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(24,402,266)	-	(24,402,266)	-

	Total Liabilities	(24,402,266)	-	(24,402,266)	-

	Total	$1,474,075,015	$-	$1,474,075,015	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
COMMON STOCKS - 1.8%

France - 0.3%

Sanofi	31,518	$2,989,016
Total SA	55,087	2,851,168

		5,840,184

Germany - 1.1%

Deutsche Euroshop AG	179,363	7,489,986
Deutsche Wohnen AG	382,846	7,070,026
GSW Immobilien AG	182,329	7,706,696

		22,266,708

Luxembourg - 0.4%

GAGFAH SA *	644,247	7,538,565

Total Common Stocks (Cost $33,357,089)		35,645,457

	Principal Amount

FOREIGN GOVERNMENT BONDS & NOTES - 35.5%

Albania - 0.1%

Albania Government 7.500% due 11/04/15	EUR 2,000,000	2,734,410

Cyprus - 1.0%

Cyprus Government 3.750% due 06/03/13	14,541,000	16,698,262
4.375% due 07/15/14	1,000,000	1,036,622
4.625% due 02/03/20	2,000,000	1,623,539

		19,358,423

Germany - 1.9%

Bundesrepublik Deutschland 4.750% due 07/04/34	19,840,000	38,419,606

Mexico - 8.8%

Mexican Bonos 6.000% due 06/18/15	MXN 1,800,000,000	143,390,220
8.000% due 12/17/15	430,000,000	36,066,136

		179,456,356

Mongolia - 0.2%

Mongolia Government 4.125% due 01/05/18 ~	$4,790,000	4,754,075

New Zealand - 0.5%

New Zealand Government 2.000% due 09/20/25 ^	NZD 12,500,000	11,127,649

Philippines - 1.6%

Philippine Government
4.125% due 11/08/17	PHP 94,870,000	2,356,288
4.625% due 07/05/17	86,110,000	2,180,466
5.000% due 08/18/18	122,140,000	3,129,473
5.875% due 01/31/18	91,390,000	2,447,273
6.250% due 01/14/36	402,000,000	11,809,798
8.000% due 07/19/31	343,987,000	10,767,185

		32,690,483

	Principal Amount	Value
Russia - 2.0%

Russian Federal Bond 6.880% due 07/15/15	RUB 156,060,000	$5,185,144
7.000% due 06/03/15	156,060,000	5,205,065
7.100% due 03/13/14	603,450,000	19,974,527
8.100% due 11/26/14	72,250,000	2,453,184
12.000% due 08/20/14	195,850,000	7,009,112

		39,827,032

Serbia - 3.4%

Serbia Treasury Bills 12.651% due 01/30/14	RSD 500,000,000	5,185,722
13.111% due 12/18/14	559,390,000	5,228,787
14.096% due 05/22/14	5,406,340,000	54,073,568
Serbia Treasury Bonds 10.000% due 04/01/14	280,000,000	3,200,146
10.000% due 12/06/15	157,800,000	1,707,822

		69,396,045

Slovenia - 1.9%

Slovenia Government 4.125% due 01/26/20	EUR 300,000	376,986
4.375% due 01/18/21 ~	4,840,000	6,115,515
5.500% due 10/26/22 ~	$30,224,000	31,810,760

		38,303,261

Sri Lanka - 1.8%

Sri Lanka Government 5.875% due 07/25/22 ~	23,445,000	25,086,150
6.250% due 10/04/20 ~	10,500,000	11,471,250

		36,557,400

Turkey - 10.3%

Turkey Government 3.000% due 07/21/21 ^	TRY 46,705,740	30,042,791
4.000% due 04/01/20 ^	76,373,454	51,373,719
7.064% due 07/17/13	98,841,000	53,670,948
7.179% due 09/11/13	137,559,000	73,999,409

		209,086,867

Venezuela - 2.0%

Venezuela Government 9.250% due 05/07/28 ~	$6,704,000	6,636,960
11.750% due 10/21/26 ~	18,910,000	21,415,575
11.950% due 08/05/31 ~	10,300,000	11,767,750

		39,820,285

Total Foreign Government Bonds & Notes (Cost $702,607,556)		721,531,892

PURCHASED OPTIONS - 0.1% (See Note (h) in Notes to Schedule of Investments) (Cost $1,880,455)		1,310,812

SHORT-TERM INVESTMENTS - 71.9%

Foreign Government Issues - 26.5%

Bank Negara Malaysia Monetary Notes (Malaysia) 2.982% due 04/30/13	MYR 86,246,000	27,941,109
2.992% due 01/31/13	35,478,000	11,573,284
3.001% due 04/18/13	28,621,000	9,281,515
3.002% due 04/23/13	69,104,000	22,400,498
3.003% due 05/02/13	53,546,000	17,344,491
3.004% due 04/30/13	8,059,000	2,610,874
Korea Monetary Stabilization Bonds (South Korea) 2.755% due 03/05/13	KRW 19,987,310,000	18,583,199
2.755% due 03/27/13	20,000,000,000	18,563,622
2.766% due 01/08/13	14,000,000,000	13,070,194

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
2.777% due 01/01/13	KRW 20,000,000,000	$18,681,550
2.777% due 02/05/13	10,000,000,000	9,316,119
2.779% due 02/05/13	10,000,000,000	9,316,102
2.849% due 01/08/13	30,000,000,000	28,007,117
Nigeria Treasury Bills (Nigeria) 13.114% due 01/24/13	NGN 2,666,753,000	16,941,156
13.943% due 04/25/13	3,160,000,000	19,437,086
15.001% due 10/24/13	3,395,000,000	19,655,561
15.122% due 10/10/13	11,067,300,000	64,378,161
15.393% due 10/10/13	4,064,900,000	23,645,405
Philippine Treasury Bills (Philippines) 0.162% due 05/02/13	PHP 177,150,000	4,308,719
0.357% due 06/13/13	300,530,000	7,302,010
0.365% due 01/30/13	183,380,000	4,464,582
0.373% due 01/30/13	183,380,000	4,464,553
0.405% due 06/13/13	107,150,000	2,603,435
0.458% due 10/02/13	317,060,000	7,682,986
0.487% due 01/02/13	600,000,000	14,611,678
0.750% due 03/20/13	200,000,000	4,866,533
0.911% due 08/07/13	136,000,000	3,300,548
1.032% due 10/02/13	100,000,000	2,423,196
1.036% due 10/02/13	28,000,000	678,495
1.052% due 09/18/13	300,000,000	7,272,475
Singapore Treasury Bills (Singapore) 0.181% due 04/04/13	SGD 210,000	171,819
0.261% due 04/04/13	49,144,000	40,204,704
0.291% due 06/27/13	30,036,000	24,559,542
0.293% due 01/03/13	49,114,000	40,205,650
0.299% due 01/10/13	22,461,000	18,385,941

		538,253,909

U.S. Treasury Bills - 24.6%

0.011% due 01/10/13	$250,000,000	249,999,344
0.053% due 01/17/13 ‡	250,000,000	249,994,166

		499,993,510

Repurchase Agreements - 20.8%

Bank of America Corp (0.550)% due 02/04/13 (Dated 01/04/13, repurchase price of $43,492,395; collateralized by European Investment Bank: 3.625% due 01/15/21 and value $43,586,854)	EUR 32,965,625	43,513,003
Citibank Inc (0.100)% due 01/04/13 (Dated 12/31/12, repurchase price of $101,371,095; collateralized by French Government: 4.000% due 10/25/38 and value $101,396,943)	76,800,000	101,372,221

	Principal Amount	Value
Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $277,906,808; collateralized by U.S. Treasury Notes: 0.250 - 2.750% due 07/15/15 - 11/30/16 and value $283,466,538)	$277,906,653	$277,906,653

		422,791,877

Total Short-Term Investments (Cost $1,455,490,128)		1,461,039,296

TOTAL INVESTMENTS - 109.3% (Cost $2,193,335,228)		2,219,527,457

TOTAL SECURITIES SOLD SHORT - (7.0%) (See Note (f) in Notes to Schedule of Investments) (Proceeds $134,630,905)		(142,909,449)

OTHER ASSETS & LIABILITIES, NET - (2.3%)		(45,873,737)

NET ASSETS - 100.0%		$2,030,744,271

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Short-Term Investments	71.9%
Foreign Government Bonds & Notes	35.5%
Equity Securities	1.8%
Purchased Options	0.1%

	109.3%
Securities Sold Short	(7.0%	)
Other Assets & Liabilities, Net	(2.3%	)

	100.0%

(b)	As of December 31, 2012, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

A-1 (Short-Term Debt only)	42.3%
AA	0.5%
A	10.0%
BBB	8.0%
BB	0.8%
B	3.6%
CCC	0.9%
Not Rated	33.9%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	As of December 31, 2012, investments with total aggregate values of $7,919,815 and $4,804,888 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts and swap contracts, respectively.

(e)	Securities sold short outstanding as of December 31, 2012 were as follows:

Description		Principal Amount	Value
Foreign Government Bonds & Notes - (7.0%)
European Investment Bank 3.625% due 01/15/21	EUR	27,500,000	($42,339,758)
France Government 4.000% due 10/25/38		64,000,000	(100,569,691)

Total Securities Sold Short (Proceeds $134,630,905)			($142,909,449)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(f)	Open futures contracts outstanding as of December 31, 2012 were as follows:

Long Futures Outstanding	Number of Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Hang Seng China Enterprise Index (01/13)	648	HKD 364,400,469	$853,059

Short Futures Outstanding
CAC 40 Index (01/13)	444	EUR 16,296,782	166,713
Dow Jones EURO Stoxx 50 Index (03/13)	423	11,208,878	194,598
Euro-Bobl 5-Year Notes (03/13)	1,164	116,400,000	(1,000,549)
Euro-Bund 10-Year Notes (03/13)	28	2,800,000	(25,545)
Euro-Schatz 2-Year Notes(03/13)	26	2,600,000	(2,444)
Japanese Government 10- Year Bond (03/13)	70	JPY 7,000,000,000	874,576
U.S. 10-Year Deliverable Interest Rate Swap (03/13)	83	$8,300,000	121,412

			328,761

Total Futures Contracts			$1,181,820

(g)	Forward foreign currency contracts outstanding as of December 31, 2012 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
AUD	35,026,000	USD	36,703,886	01/13	BNP	($341,941)
BRL	167,600,520	USD	78,811,493	02/13	BNP	2,700,323
CNH	390,750,000	USD	62,107,606	02/13	BOA	467,819
CNH	250,000,000	USD	39,739,310	02/13	JPM	296,150
CNH	270,000,000	USD	42,915,044	02/13	SCB	323,253
CNY	236,906,000	USD	37,595,176	02/13	BNP	347,788
EUR	2,457,036	RSD	279,635,256	01/13	CIT	(35,970)
EUR	24,886,117	USD	32,298,446	01/13	BOA	551,962
INR	2,157,970,000	USD	40,678,040	01/13	BOA	(1,323,599)
INR	277,220,000	USD	5,127,007	01/13	DUB	(86,853)
INR	2,160,000,000	USD	40,747,029	01/13	JPM	(1,331,729)
INR	1,019,946,000	USD	18,682,896	01/13	SCB	(108,570)
INR	4,367,000,000	USD	79,271,724	02/13	BNP	(107,546)
INR	1,238,116,000	USD	23,051,871	02/13	BOA	(660,534)
INR	2,160,000,000	USD	39,212,127	02/13	CIT	(48,910)
INR	4,357,778,000	USD	78,536,494	02/13	DUB	460,510
KRW	80,393,736,150	USD	73,870,933	02/13	BOA	1,069,046
MYR	165,553,000	USD	54,008,743	01/13	BOA	106,366
MYR	182,980,000	USD	59,693,994	01/13	SCB	117,563
NGN	442,500,000	USD	2,500,000	10/13	DUB	116,786
NOK	471,000,000	EUR	63,717,386	01/13	CSF	627,552
PEN	107,100,000	USD	41,237,165	01/13	DUB	678,627
PHP	1,333,577,000	USD	32,393,534	02/13	BNP	117,725
PHP	427,720,000	USD	10,465,378	03/13	DUB	(47,251)
PHP	233,000,000	USD	5,694,037	03/13	GSC	(18,330)
RSD	8,645,471,281	EUR	75,462,984	01/13	DUB	1,709,537
RUB	221,725,000	USD	7,028,291	06/13	BOA	45,861
RUB	212,475,000	USD	6,737,752	06/13	CIT	41,278
RUB	434,200,000	USD	13,575,113	09/13	JPM	83,218
RUB	240,008,000	USD	7,408,798	12/13	CSF	44,555
RUB	194,312,000	USD	6,002,379	12/13	GSC	31,903
SEK	541,000,000	EUR	62,569,538	01/13	BNP	591,126
TRY	17,687,086	USD	9,914,842	01/13	JPM	(9,406)
USD	115,432,501	AUD	111,746,000	01/13	BNP	(575,659)
USD	78,554,159	BRL	167,600,520	02/13	BNP	(2,957,656)
USD	91,920,028	EUR	70,867,208	01/13	BOA	(1,626,778)
USD	269,601,818	EUR	208,260,559	01/13	DUB	(5,308,269)
USD	3,254,184	EUR	2,461,578	01/13	DUB	4,828

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation (Depreciation)
USD	22,302,345	EUR	16,993,389	02/13	GSC	($137,414)
USD	39,430,449	INR	2,160,000,000	01/13	CIT	15,149
USD	92,952,794	JPY	7,377,795,000	01/13	BOA	7,786,735
USD	11,052,450	NZD	13,315,997	01/13	BOA	67,370
USD	2,752,497	TRY	4,960,000	01/13	JPM	(25,290)
USD	8,618,234	TRY	15,730,000	02/13	JPM	(142,585)
USD	81,981,213	TWD	2,400,000,000	01/13	BOA	(667,151)
USD	72,753,553	TWD	2,108,980,000	02/13	SCB	115,088
USD	26,627,377	ZAR	236,964,988	01/13	BNP	(1,309,401)
USD	53,752,820	ZAR	475,631,826	03/13	CSF	(1,836,540)

Total Forward Foreign Currency Contracts						($189,264)

(h)	Purchased options outstanding as of December 31, 2012 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount		Cost	Value
Put - OTC South Korean Won Versus U.S. dollar	$1,120.00	06/14/13	BOA	KRW	30,240,000,000	$286,200	$203,375
Put - OTC South Korean Won Versus U.S. dollar	1,120.00	06/14/13	DUB		33,600,000,000	323,400	225,972
Put - OTC South Korean Won Versus U.S. dollar	1,120.00	06/14/13	SCB		28,000,000,000	267,250	188,310
Put - OTC South Korean Won Versus U.S. dollar	1,120.00	06/18/13	DUB		34,659,520,000	340,940	239,573
Put - OTC South Korean Won Versus U.S. dollar	1,120.00	06/18/13	GSC		31,818,080,000	315,340	219,932
Put - OTC South Korean Won Versus U.S. dollar	1,120.00	06/18/13	SCB		33,802,720,000	347,325	233,650

Total Purchased Options						$1,880,455	$1,310,812

(i)	Swap agreements outstanding as of December 31, 2012 were as follows:

Credit Default Swaps on Sovereign Issues - Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/12 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
France Government	0.250%	12/20/17	DUB	0.863%	$54,000,000	$1,603,080	$2,304,178	($701,098)
Belgium Government	1.000%	12/20/17	BNP	0.808%	31,740,000	(307,095)	360,344	(667,439)
Croatia Government	1.000%	12/20/17	BNP	2.516%	2,000,000	140,475	139,006	1,469
China Government	1.000%	12/20/17	BOA	0.608%	41,000,000	(799,145)	(327,842)	(471,303)
Thailand Government	1.000%	12/20/17	BOA	0.874%	11,000,000	(70,756)	60,005	(130,761)
Colombia Government	1.000%	12/20/17	CSF	0.921%	40,000,000	(167,613)	139,810	(307,423)
Croatia Government	1.000%	12/20/17	DUB	2.516%	4,040,000	283,760	285,508	(1,748)
Thailand Government	1.000%	12/20/17	DUB	0.874%	30,000,000	(192,970)	134,011	(326,981)
Croatia Government	1.000%	12/20/17	GSC	2.516%	2,000,000	140,475	135,003	5,472
Lebanon Government	5.000%	12/20/17	JPM	4.174%	2,500,000	(95,722)	(82,869)	(12,853)
Russian Foreign Bond	1.000%	06/20/22	DUB	1.817%	10,000,000	676,577	773,976	(97,399)
Russian Foreign Bond	1.000%	09/20/22	BNP	1.831%	17,914,000	1,259,061	1,498,792	(239,731)
Russian Foreign Bond	1.000%	09/20/22	JPM	1.831%	16,630,000	1,168,817	1,391,365	(222,548)
France Government	0.250%	12/20/22	JPM	1.379%	33,600,000	3,312,445	3,780,615	(468,170)
Belgium Government	1.000%	12/20/22	BNP	1.221%	19,170,000	366,390	922,066	(555,676)
Colombia Government	1.000%	12/20/22	BNP	1.340%	40,000,000	1,194,667	1,630,424	(435,757)
Mexico Government	1.000%	12/20/22	BNP	1.344%	54,100,000	1,631,692	2,188,058	(556,366)
Russian Foreign Bond	1.000%	12/20/22	BNP	1.845%	7,100,000	517,140	623,296	(106,156)
South Africa Government	1.000%	12/20/22	BNP	2.016%	120,000,000	10,416,801	12,058,804	(1,642,003)
Spain Government	1.000%	12/20/22	BOA	3.196%	20,000,000	3,308,573	4,238,614	(930,041)
Brazilian Government	1.000%	12/20/22	BOA	1.463%	10,000,000	404,517	459,127	(54,610)
Mexico Government	1.000%	12/20/22	BOA	1.344%	41,900,000	1,263,733	1,737,363	(473,630)
South Africa Government	1.000%	12/20/22	BOA	2.016%	25,000,000	2,170,167	2,327,985	(157,818)
Brazilian Government	1.000%	12/20/22	DUB	1.463%	84,000,000	3,397,940	4,126,596	(728,656)
Colombia Government	1.000%	12/20/22	DUB	1.340%	12,300,000	367,360	541,946	(174,586)
Spain Government	1.000%	12/20/22	DUB	3.196%	55,000,000	9,098,576	11,717,316	(2,618,740)
South African Government	1.000%	12/20/22	JPM	2.016%	31,750,000	2,756,112	3,009,554	(253,442)
South African Government	1.000%	03/20/23	BNP	2.031%	50,000,000	4,483,833	4,657,747	(173,914)

						$48,328,890	$60,830,798	($12,501,908)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

Credit Default Swaps on Sovereign Issues - Sell Protection (2)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/12 (3)	Notional Amount (4)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Argentine Republic Government	5.000%	09/20/13	BNP	23.167%	$15,000,000	($1,749,545)	($2,925,000)	$1,175,455
Argentine Republic Government	5.000%	09/20/13	DUB	23.167%	6,390,000	(745,306)	(1,278,000)	532,694
South Africa Government	1.000%	12/20/17	BNP	1.399%	120,000,000	(2,263,401)	(3,292,102)	1,028,701
South Africa Government	1.000%	12/20/17	BOA	1.399%	25,000,000	(471,542)	(585,378)	113,836
South Africa Government	1.000%	12/20/17	JPM	1.399%	31,750,000	(598,857)	(763,832)	164,975
South Africa Government	1.000%	03/20/18	BNP	1.450%	50,000,000	(1,113,233)	(1,191,402)	78,169
Turkey Government	1.000%	06/20/22	BNP	1.730%	10,000,000	(606,127)	(665,505)	59,378
Turkey Government	1.000%	09/20/22	BNP	1.743%	34,544,000	(2,175,190)	(2,255,733)	80,543
Turkey Government	1.000%	12/20/22	BNP	1.755%	7,100,000	(463,343)	(527,023)	63,680

						($10,186,544)	($13,483,975)	$3,297,431

Credit Default Swaps on Credit Indices - Buy Protection (1)

Referenced Obligation	Fixed Deal Pay Rate	Expiration Date	Counter- party	Notional Amount (4)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Depreciation
iTraxx FINSEN-18 5Y	1.000%	12/20/17	BNP	$23,900,000	$600,411	$1,480,115	($879,704)
iTraxx FINSUB-18 5Y	5.000%	12/20/17	DUB	15,950,000	(2,609,209)	(1,500,618)	(1,108,591)

					($2,008,798)	($20,503)	($1,988,295)

Credit Default Swaps on Credit Indices - Sell Protection (2)

Referenced Obligation	Fixed Deal Receive Rate	Expiration Date	Counter- party	Notional Amount (4)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Dow Jones CDX HY19 5Y	5.000%	12/20/17	BOA	$61,800,000	$445,990	$77,744	$368,246
Dow Jones CDX HY19 5Y	5.000%	12/20/17	DUB	18,600,000	134,230	(546,226)	680,456

					$580,220	($468,482)	$1,048,702

Total Credit Default Swaps					$36,713,768	$46,857,838	($10,144,070)

(1)	If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on sovereign issues of an emerging country as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and is a representation of the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the year end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Cross Currency Swaps

Notional Amount on Fixed Rate Currency Received	Notional Amount on Floating Rate Currency Delivered	Pay/Receive Floating Rate	Counter- party	Fixed rate	Expiration Date	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
TRY 50,000,000	$27,624,309	Receive	BNP	6.250%	10/17/20	($2,004,360)	$-	($2,004,360)
50,121,620	27,699,155	Receive	CSF	6.250%	10/17/20	(2,001,578)	-	(2,001,578)
48,823,375	27,041,471	Receive	CSF	6.330%	10/16/21	(2,133,572)	-	(2,133,572)

						($6,139,510)	$-	($6,139,510)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

Interest Rate Swaps

Floating Rate Index	Counter- party	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6-Month PLN-WIBOR	JPM	Pay	4.190%	10/03/17	PLN 200,000,000	$2,088,317	$-	$2,088,317
6-Month PLN-WIBOR	CSF	Pay	4.210%	10/03/17	125,000,000	1,342,077	-	1,342,077
6-Month PLN-WIBOR	DUB	Pay	4.210%	10/03/17	100,000,000	1,073,662	-	1,073,662
6-Month PLN-WIBOR	BNP	Pay	4.215%	10/03/17	100,000,000	1,081,039	-	1,081,039
6-Month PLN-WIBOR	JPM	Pay	4.246%	10/08/17	74,841,000	846,470	-	846,470
6-Month PLN-WIBOR	BNP	Pay	3.850%	11/13/17	26,000,000	157,188	-	157,188
6-Month PLN-WIBOR	BOA	Pay	3.830%	11/14/17	64,630,000	374,644	-	374,644
6-Month PLN-WIBOR	DUB	Pay	3.790%	11/16/17	67,970,000	355,473	-	355,473
6-Month PLN-WIBOR	BOA	Pay	3.810%	11/19/17	97,000,000	537,684	-	537,684
6-Month PLN-WIBOR	BNP	Pay	3.810%	11/20/17	97,800,000	537,794	-	537,794
3-Month New Zealand Bank Bills	DUB	Pay	3.620%	10/03/22	NZD 30,000,000	(242,323)	-	(242,323)
3-Month New Zealand Bank Bills	CSF	Pay	3.640%	10/03/22	25,000,000	(166,838)	-	(166,838)
3-Month New Zealand Bank Bills	DUB	Pay	3.650%	10/03/22	50,000,000	(298,533)	-	(298,533)
3-Month USD-LIBOR	CSF	Receive	1.805%	10/23/22	$16,229,000	(72,258)	-	(72,258)
3-Month New Zealand Bank Bills	BOA	Pay	3.775%	10/30/22	NZD 34,078,700	56,176	-	56,176
3-Month New Zealand Bank Bills	DUB	Pay	3.788%	10/30/22	25,141,300	63,471	-	63,471
3-Month USD-LIBOR	CSF	Receive	1.750%	11/06/22	$626,000	1,138	-	1,138

Total Interest Rate Swaps						$7,735,181	$-	$7,735,181

Total Swap Agreements						$38,309,439	$46,857,838	($8,548,399)

(j)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$35,645,457	$-	$35,645,457	$-
	Foreign Government Bonds & Notes	721,531,892	-	721,531,892	-
	Short-Term Investments	1,461,039,296	-	1,461,039,296	-
	Derivatives:
	Credit Contracts
	Swaps	51,142,822	-	51,142,822	-
	Equity Contracts
	Futures	1,214,370	1,214,370	-	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	18,518,118	-	18,518,118	-
	Purchased Options	1,310,812	-	1,310,812	-

	Total Foreign Currency Contracts	19,828,930	-	19,828,930	-
	Interest Rate Contracts
	Futures	995,988	995,988	-	-
	Swaps	8,515,133	-	8,515,133	-

	Total Interest Rate Contracts	9,511,121	995,988	8,515,133	-

	Total Assets - Derivatives	81,697,243	2,210,358	79,486,885	-

	Total Assets	2,299,913,888	2,210,358	2,297,703,530	-

Liabilities	Securities Sold Short
	Foreign Government Bonds & Notes	(142,909,449)	-	(142,909,449)	-
	Derivatives:
	Credit Contracts
	Swaps	(14,429,054)	-	(14,429,054)	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(18,707,382)	-	(18,707,382)	-
	Swaps	(6,139,510)	-	(6,139,510)	-

	Total Foreign Currency Contracts	(24,846,892)	-	(24,846,892)	-
	Interest Rate Contracts
	Futures	(1,028,538)	(1,028,538)	-	-
	Swaps	(779,952)	-	(779,952)	-

	Total Interest Rate Contracts	(1,808,490)	(1,028,538)	(779,952)	-

	Total Liabilities - Derivatives	(41,084,436)	(1,028,538)	(40,055,898)	-

	Total Liabilities	(183,993,885)	(1,028,538)	(182,965,347)	-

	Total	$2,115,920,003	$1,181,820	$2,114,738,183	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

PRECIOUS METALS PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
WARRANTS - 0.0%

Canada - 0.0%

Aureus Mining Inc Exp. 05/16/14 *	562,500	$1
Torex Gold Resources Inc Exp. 10/23/13 *	362,500	102,040

		102,041

Total Warrants (Cost $0)		102,041

COMMON STOCKS - 93.5%

Australia - 8.9%

Gryphon Minerals Ltd *	3,186,607	1,730,133
Newcrest Mining Ltd	2,304,106	53,793,864
Perseus Mining Ltd *	3,703,507	8,162,227
Regis Resources Ltd *	1,045,796	5,645,271
Troy Resources Ltd	934,188	3,561,932

		72,893,427

Bermuda - 0.5%

Continental Gold Ltd *	496,705	4,419,261

Canada - 59.4%

Agnico-Eagle Mines Ltd (NYSE)	770,026	40,395,564
Alamos Gold Inc	1,109,881	19,470,618
Aureus Mining Inc *	2,250,000	1,700,246
Aurizon Mines Ltd *	1,886,583	6,505,459
Barrick Gold Corp (NYSE)	1,657,387	58,025,119
Centerra Gold Inc	1,223,662	11,452,994
Detour Gold Corp *	852,653	21,335,612
Eldorado Gold Corp	3,247,777	41,793,049
First Quantum Minerals Ltd	359,292	7,914,032
Franco-Nevada Corp	371,835	21,225,285
Goldcorp Inc (NYSE)	1,800,700	66,085,690
IAMGOLD Corp (TSE)	2,456,288	28,126,189
Kinross Gold Corp	4,017,663	39,017,417
MAG Silver Corp *	370,376	3,786,794
New Gold Inc *	678,272	7,507,565
Osisko Mining Corp *	2,471,960	19,881,049
Platinum Group Metals Ltd *	2,665,500	2,170,559
Pretium Resources Inc *	100,000	1,317,985
Queenston Mining Inc *	842,208	4,131,874
Rio Alto Mining Ltd *	750,780	3,841,832
SEMAFO Inc	1,287,424	4,426,450
Silver Wheaton Corp (NYSE)	250,465	9,036,777
Tahoe Resources Inc *	464,997	8,508,038
Torex Gold Resources Inc *	3,772,727	8,344,224
Yamana Gold Inc	3,046,199	52,398,175

		488,398,596

Peru - 2.1%

Cia de Minas Buenaventura SA ADR	492,043	17,688,946

South Africa - 3.7%

AngloGold Ashanti Ltd ADR	547,460	17,173,820
Gold Fields Ltd ADR	737,295	9,208,815
Impala Platinum Holdings Ltd	200,000	4,038,287

		30,420,922

United Kingdom - 12.1%

African Barrick Gold PLC	531,781	3,911,678
Fresnillo PLC	792,915	24,603,210
Hochschild Mining PLC	849,937	6,604,055
Randgold Resources Ltd ADR	652,673	64,777,795

		99,896,738

	Shares	Value
United States - 6.8%

Newmont Mining Corp	717,915	$33,339,973
Royal Gold Inc	280,665	22,820,871

		56,160,844

Total Common Stocks (Cost $897,387,114)		769,878,734

	Principal Amount

SHORT-TERM INVESTMENT - 6.8%

Repurchase Agreement - 6.8%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $55,600,370; collateralized by U.S. Treasury Notes: 0.250% due 07/15/15 and value $56,715,000)	$55,600,339	55,600,339

Total Short-Term Investment (Cost $55,600,339)		55,600,339

TOTAL INVESTMENTS - 100.3% (Cost $952,987,453)		825,581,114

OTHER ASSETS & LIABILITIES, NET - (0.3%)		(2,758,989)

NET ASSETS - 100.0%		$822,822,125

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified by precious metals sector as a percentage of net assets as follows:

Gold	85.0%
Precious Metals & Minerals	7.1%
Diversified Metals & Mining	1.4%

	93.5%
Short-Term Investment	6.8%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

(b)	As of December 31, 2012, the portfolio was diversified by country of incorporation as a percentage of net assets as follows:

Canada	59.4%
United States (Includes Short-Term Investment)	13.6%
United Kingdom	12.1%
Australia	8.9%
South Africa	3.7%
Others (each less than 3.0%)	2.6%

	100.3%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

PRECIOUS METALS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants
	Canada	$102,041	$102,040	$1	$-
	Common Stocks
	Australia	72,893,427	-	72,893,427	-
	Bermuda	4,419,261	4,419,261	-	-
	Canada	488,398,596	486,698,350	1,700,246	-
	Peru	17,688,946	17,688,946	-	-
	South Africa	30,420,922	26,382,635	4,038,287	-
	United Kingdom	99,896,738	64,777,795	35,118,943	-
	United States	56,160,844	56,160,844	-	-

		769,878,734	656,127,831	113,750,903	-
	Short-Term Investment	55,600,339	-	55,600,339	-

	Total	$825,581,114	$656,229,871	$169,351,243	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

AMERICAN FUNDS® ASSET ALLOCATION PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
MUTUAL FUND - 100.0%

American Funds Insurance Series® Asset Allocation Fund - Class 1	30,999,055	$571,312,589

TOTAL INVESTMENTS - 100.0% (Cost $509,378,922)		571,312,589

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(220,726)

NET ASSETS - 100.0%		$571,091,863

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Mutual Fund	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Mutual Fund	$571,312,589	$571,312,589	$-	$-

American Funds Asset Allocation Portfolio (a “Feeder Portfolio”) invests substantially all of its assets in Class 1 shares of the Asset Allocation Fund of the American Funds Insurance Series (a “Master Fund”) (See Note 1 in Notes to Financial Statements). The Feeder Portfolio has an investment objective that is consistent with its corresponding Master Fund. The financial statements of the Master Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Feeder Portfolio’s financial statements.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

PACIFIC DYNAMIX - CONSERVATIVE GROWTH PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD Aggregate Bond Index Portfolio ‘P’	11,910,892	$132,964,797
PD High Yield Bond Market Portfolio ‘P’	1,280,417	15,034,145
PD Large-Cap Growth Index Portfolio ‘P’	1,725,634	27,397,501
PD Large-Cap Value Index Portfolio ‘P’	2,165,818	32,934,956
PD Small-Cap Growth Index Portfolio ‘P’	353,016	5,162,566
PD Small-Cap Value Index Portfolio ‘P’	556,715	7,791,712
PD Emerging Markets Portfolio ‘P’	154,350	2,353,618
PD International Large-Cap Portfolio ‘P’	1,870,550	25,320,937

Total Affiliated Mutual Funds (Cost $240,703,870)		248,960,232

TOTAL INVESTMENTS - 100.0% (Cost $240,703,870)		248,960,232

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(44,602)

NET ASSETS - 100.0%		$248,915,630

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	59.4%
Affiliated Equity Funds	40.6%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

PACIFIC SELECT FUND

PACIFIC DYNAMIX - MODERATE GROWTH PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD Aggregate Bond Index Portfolio ‘P’	20,131,983	$224,739,260
PD High Yield Bond Market Portfolio ‘P’	2,625,789	30,830,960
PD Large-Cap Growth Index Portfolio ‘P’	5,967,200	94,739,901
PD Large-Cap Value Index Portfolio ‘P’	8,169,881	124,236,986
PD Small-Cap Growth Index Portfolio ‘P’	1,371,921	20,063,191
PD Small-Cap Value Index Portfolio ‘P’	2,359,016	33,016,492
PD Emerging Markets Portfolio ‘P’	1,295,722	19,757,932
PD International Large-Cap Portfolio ‘P’	7,188,795	97,312,015

Total Affiliated Mutual Funds (Cost $615,097,706)		644,696,737

TOTAL INVESTMENTS - 100.0% (Cost $615,097,706)		644,696,737

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(88,634)

NET ASSETS - 100.0%		$644,608,103

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	60.4%
Affiliated Fixed Income Funds	39.6%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The portfolios’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the portfolios’ investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolios’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Dynamix - Conservative Growth Portfolio
Assets	Affiliated Mutual Funds	$248,960,232	$248,960,232	$-	$-

Pacific Dynamix- Moderate Growth Portfolio
Assets	Affiliated Mutual Funds	$644,696,737	$644,696,737	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

PACIFIC DYNAMIX - GROWTH PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD Aggregate Bond Index Portfolio ‘P’	4,636,343	$51,756,859
PD Large-Cap Growth Index Portfolio ‘P’	3,094,456	49,129,992
PD Large-Cap Value Index Portfolio ‘P’	3,969,630	60,364,996
PD Small-Cap Growth Index Portfolio ‘P’	1,087,891	15,909,498
PD Small-Cap Value Index Portfolio ‘P’	1,535,359	21,488,693
PD Emerging Markets Portfolio ‘P’	903,946	13,783,904
PD International Large-Cap Portfolio ‘P’	3,821,981	51,736,725

Total Affiliated Mutual Funds (Cost $248,512,723)		264,170,667

TOTAL INVESTMENTS - 100.0% (Cost $248,512,723)		264,170,667

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(39,374)

NET ASSETS - 100.0%		$264,131,293

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	80.4%
Affiliated Fixed Income Fund	19.6%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION CONSERVATIVE PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Diversified Bond Portfolio ‘P’	45,014,184	$491,654,914
Floating Rate Loan Portfolio ‘P’	29,085,138	222,852,974
High Yield Bond Portfolio ‘P’	26,919,133	183,486,761
Inflation Managed Portfolio ‘P’	15,959,663	190,267,123
Inflation Protected Portfolio ‘P’	20,752,073	227,191,972
Managed Bond Portfolio ‘P’	48,546,244	610,785,390
Short Duration Bond Portfolio ‘P’	58,454,543	565,671,214
Emerging Markets Debt Portfolio ‘P’	18,240,319	197,510,608
Comstock Portfolio ‘P’	13,985,155	129,907,025
Equity Index Portfolio ‘P’	3,042,683	95,218,518
Large-Cap Growth Portfolio ‘P’	12,670,533	76,163,462
Large-Cap Value Portfolio ‘P’	12,069,938	157,340,798
Mid-Cap Equity Portfolio ‘P’	3,655,110	44,252,182
Mid-Cap Value Portfolio ‘P’	4,416,592	63,025,129
International Large-Cap Portfolio ‘P’	10,725,682	76,652,384
International Value Portfolio ‘P’	4,299,833	46,185,384
Currency Strategies Portfolio ‘P’ *	12,322,722	121,887,642
Global Absolute Return Portfolio ‘P’ *	22,958,001	229,236,674
Precious Metals Portfolio ‘P’ *	5,135,909	44,188,227

Total Affiliated Mutual Funds (Cost $3,652,812,593)		3,773,478,381

TOTAL INVESTMENTS - 100.0% (Cost $3,652,812,593)		3,773,478,381

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(183,595)

NET ASSETS - 100.0%		$3,773,294,786

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	80.6%
Affiliated Equity Funds	19.4%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The portfolios’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the portfolios’ investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolios’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Dynamix - Growth Portfolio
Assets	Affiliated Mutual Funds	$264,170,667	$264,170,667	$-	$-

Portfolio Optimization Conservative Portfolio
Assets	Affiliated Mutual Funds	$3,773,478,381	$3,773,478,381	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Diversified Bond Portfolio ‘P’	38,539,401	$420,935,898
Floating Rate Loan Portfolio ‘P’	31,305,285	239,863,944
High Yield Bond Portfolio ‘P’	29,229,310	199,233,437
Inflation Managed Portfolio ‘P’	17,134,253	204,270,301
Inflation Protected Portfolio ‘P’	22,472,477	246,026,817
Managed Bond Portfolio ‘P’	40,968,145	515,441,409
Short Duration Bond Portfolio ‘P’	53,180,086	514,629,705
Emerging Markets Debt Portfolio ‘P’	16,583,158	179,566,464
American Funds Growth-Income Portfolio ‘P’	4,050,232	42,239,443
Comstock Portfolio ‘P’	19,049,291	176,947,395
Dividend Growth Portfolio ‘P’	8,182,229	89,965,690
Equity Index Portfolio ‘P’	5,682,774	177,838,222
Large-Cap Growth Portfolio ‘P’	21,713,703	130,522,591
Large-Cap Value Portfolio ‘P’	19,596,325	255,452,973
Main Street Core Portfolio ‘P’	8,238,146	177,425,622
Mid-Cap Equity Portfolio ‘P’	1,542,471	18,674,600
Mid-Cap Growth Portfolio ‘P’	1,142,779	8,854,606
Mid-Cap Value Portfolio ‘P’	6,701,929	95,637,068
Small-Cap Equity Portfolio ‘P’	4,195,908	63,050,953
Small-Cap Index Portfolio ‘P’	4,990,422	62,033,955
Emerging Markets Portfolio ‘P’	3,246,789	48,605,357
International Large-Cap Portfolio ‘P’	17,716,781	126,615,121
International Small-Cap Portfolio ‘P’	11,255,146	97,220,275
International Value Portfolio ‘P’	9,523,863	102,297,756
Currency Strategies Portfolio ‘P’ *	14,201,024	140,466,473
Global Absolute Return Portfolio ‘P’ *	28,333,360	282,909,879
Precious Metals Portfolio ‘P’ *	9,880,800	85,012,217

Total Affiliated Mutual Funds (Cost $4,556,410,301)		4,701,738,171

TOTAL INVESTMENTS - 100.0% (Cost $4,556,410,301)		4,701,738,171

OTHER ASSETS & LIABILITIES, NET -(0.0%)		(232,653)

NET ASSETS - 100.0%		$4,701,505,518

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	62.6%
Affiliated Equity Funds	37.4%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION MODERATE PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Diversified Bond Portfolio ‘P’	114,992,538	$1,255,974,028
Floating Rate Loan Portfolio ‘P’	54,979,887	421,260,900
High Yield Bond Portfolio ‘P’	75,798,497	516,659,310
Inflation Managed Portfolio ‘P’	31,192,313	371,866,988
Inflation Protected Portfolio ‘P’	42,140,062	461,345,905
Managed Bond Portfolio ‘P’	113,208,270	1,424,331,776
Short Duration Bond Portfolio ‘P’	92,751,191	897,563,752
Emerging Markets Debt Portfolio ‘P’	41,960,509	454,358,593
American Funds Growth-Income Portfolio ‘P’	19,023,366	198,392,670
Comstock Portfolio ‘P’	74,308,117	690,242,379
Dividend Growth Portfolio ‘P’	17,902,391	196,841,356
Equity Index Portfolio ‘P’	10,015,801	313,437,114
Growth LT Portfolio ‘P’	3,128,488	44,615,208
Large-Cap Growth Portfolio ‘P’	73,902,873	444,235,345
Large-Cap Value Portfolio ‘P’	75,385,119	982,702,243
Long/Short Large-Cap Portfolio ‘P’	57,043,271	534,668,857
Main Street Core Portfolio ‘P’	13,827,383	297,801,475
Mid-Cap Equity Portfolio ‘P’	22,285,759	269,812,241
Mid-Cap Growth Portfolio ‘P’	25,055,191	194,135,387
Mid-Cap Value Portfolio ‘P’	43,911,646	626,622,751
Small-Cap Equity Portfolio ‘P’	7,211,524	108,365,930
Small-Cap Growth Portfolio ‘P’	13,318,138	150,582,152
Small-Cap Index Portfolio ‘P’	15,933,910	198,068,111
Small-Cap Value Portfolio ‘P’	11,191,862	152,901,916
Real Estate Portfolio ‘P’	19,649,414	330,609,599
Emerging Markets Portfolio ‘P’	31,100,943	465,589,943
International Large-Cap Portfolio ‘P’	78,710,422	562,513,554
International Small-Cap Portfolio ‘P’	48,707,844	420,731,096
International Value Portfolio ‘P’	43,619,375	468,524,602
Currency Strategies Portfolio ‘P’ *	60,630,298	599,711,979
Global Absolute Return Portfolio ‘P’ *	75,678,126	755,649,493
Precious Metals Portfolio ‘P’ *	30,573,177	263,044,862

Total Affiliated Mutual Funds (Cost $14,782,516,019)		15,073,161,515

TOTAL INVESTMENTS - 100.0% (Cost $14,782,516,019)		15,073,161,515

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(750,042)

NET ASSETS - 100.0%		$15,072,411,473

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	52.5%
Affiliated Fixed Income Funds	47.5%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The portfolios’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the portfolios’ investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolios’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Portfolio Optimization Moderate-Conservative Portfolio
Assets	Affiliated Mutual Funds	$4,701,738,171	$4,701,738,171	$-	$-

Portfolio Optimization Moderate Portfolio
Assets	Affiliated Mutual Funds	$15,073,161,515	$15,073,161,515	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION GROWTH PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Diversified Bond Portfolio ‘P’	83,127,591	$907,938,008
Inflation Managed Portfolio ‘P’	10,344,411	123,323,487
Inflation Protected Portfolio ‘P’	14,587,323	159,700,805
Managed Bond Portfolio ‘P’	79,522,847	1,000,518,048
Short Duration Bond Portfolio ‘P’	20,647,352	199,806,762
Emerging Markets Debt Portfolio ‘P’	13,930,925	150,847,438
American Funds Growth Portfolio ‘P’	4,299,161	40,267,377
American Funds Growth-Income Portfolio ‘P’	16,125,083	168,166,778
Comstock Portfolio ‘P’	77,831,211	722,968,124
Dividend Growth Portfolio ‘P’	25,237,831	277,496,387
Equity Index Portfolio ‘P’	14,151,843	442,871,476
Growth LT Portfolio ‘P’	2,638,800	37,631,798
Large-Cap Growth Portfolio ‘P’	60,346,545	362,747,307
Large-Cap Value Portfolio ‘P’	71,694,426	934,591,264
Long/Short Large-Cap Portfolio ‘P’	75,284,353	705,643,254
Main Street Core Portfolio ‘P’	16,417,888	353,593,384
Mid-Cap Equity Portfolio ‘P’	31,391,083	380,049,802
Mid-Cap Growth Portfolio ‘P’	33,987,382	263,344,773
Mid-Cap Value Portfolio ‘P’	29,601,820	422,420,376
Small-Cap Equity Portfolio ‘P’	43,705,236	656,748,663
Small-Cap Growth Portfolio ‘P’	15,802,799	178,675,088
Small-Cap Index Portfolio ‘P’	3,097,016	38,497,776
Small-Cap Value Portfolio ‘P’	9,263,396	126,555,435
Real Estate Portfolio ‘P’	22,708,642	382,082,400
Emerging Markets Portfolio ‘P’	30,848,721	461,814,117
International Large-Cap Portfolio ‘P’	89,129,790	636,976,826
International Small-Cap Portfolio ‘P’	59,517,121	514,100,027
International Value Portfolio ‘P’	46,327,150	497,609,371
Currency Strategies Portfolio ‘P’ *	49,780,135	492,389,855
Global Absolute Return Portfolio ‘P’ *	63,290,220	631,955,699
Precious Metals Portfolio ‘P’ *	38,891,401	334,613,019

Total Affiliated Mutual Funds (Cost $12,430,689,261)		12,605,944,924

TOTAL INVESTMENTS - 100.0% (Cost $12,430,689,261)		12,605,944,924

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(638,024)

NET ASSETS - 100.0%		$12,605,306,900

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	70.9%
Affiliated Fixed Income Funds	29.1%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Diversified Bond Portfolio ‘P’	5,842,287	$63,810,754
Managed Bond Portfolio ‘P’	6,125,124	77,063,354
American Funds Growth Portfolio ‘P’	1,728,878	16,193,248
American Funds Growth-Income Portfolio ‘P’	3,395,188	35,408,053
Comstock Portfolio ‘P’	17,237,177	160,114,805
Dividend Growth Portfolio ‘P’	6,463,070	71,063,107
Equity Index Portfolio ‘P’	3,370,721	105,484,219
Growth LT Portfolio ‘P’	551,478	7,864,593
Large-Cap Growth Portfolio ‘P’	20,996,502	126,211,442
Large-Cap Value Portfolio ‘P’	15,336,297	199,920,274
Long/Short Large-Cap Portfolio ‘P’	15,160,370	142,098,759
Main Street Core Portfolio ‘P’	3,550,623	76,470,052
Mid-Cap Equity Portfolio ‘P’	5,234,941	63,379,094
Mid-Cap Growth Portfolio ‘P’	7,741,423	59,982,947
Mid-Cap Value Portfolio ‘P’	8,209,631	117,152,100
Small-Cap Equity Portfolio ‘P’	8,801,129	132,252,562
Small-Cap Growth Portfolio ‘P’	5,420,957	61,292,308
Small-Cap Index Portfolio ‘P’	5,623,989	69,909,575
Small-Cap Value Portfolio ‘P’	3,873,122	52,914,141
Real Estate Portfolio ‘P’	7,131,723	119,994,226
Emerging Markets Portfolio ‘P’	8,787,559	131,552,256
International Large-Cap Portfolio ‘P’	23,729,987	169,589,220
International Small-Cap Portfolio ‘P’	16,191,976	139,863,873
International Value Portfolio ‘P’	10,033,648	107,773,461
Currency Strategies Portfolio ‘P’ *	10,482,019	103,680,711
Global Absolute Return Portfolio ‘P’ *	13,024,842	130,053,631
Precious Metals Portfolio ‘P’ *	10,886,024	93,660,941

Total Affiliated Mutual Funds (Cost $2,609,035,471)		2,634,753,706

TOTAL INVESTMENTS - 100.0% (Cost $2,609,035,471)		2,634,753,706

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(141,720)

NET ASSETS - 100.0%		$2,634,611,986

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	85.8%
Affiliated Fixed Income Funds	14.2%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The portfolios’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the portfolios’ investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolios’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Portfolio Optimization Growth Portfolio
Assets	Affiliated Mutual Funds	$12,605,944,924	$12,605,944,924	$-	$-

Portfolio Optimization Aggressive-Growth Portfolio
Assets	Affiliated Mutual Funds	$2,634,753,706	$2,634,753,706	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

Schedule of Investments (Continued)

Explanation of Symbols and Terms

December 31, 2012

Explanation of Symbols:
*	Non-income producing investments.
"	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
^	Investments with their principal amount adjusted for inflation.
§	Variable rate investments. The rate shown is based on the latest available information as of December 31, 2012. For Senior Loan Notes, the rate shown may represent a weighted average interest rate.
Y	Investments were in default as of December 31, 2012.
±	The security is a perpetual bond and has no definite maturity date.
µ	Unsettled position. Contract rates do not take effect until settlement date.
†	Investments (or a portion of investments) in the Long/Short Large-Cap Portfolio were on loan as of December 31, 2012.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
¯

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees (the “Board”).

‡	Investments were fully or partially segregated with the broker(s)/ custodian as collateral for securities sold short, delayed delivery securities, futures contracts, and/or swap contracts as of December 31, 2012.
+	The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board. Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940 (See note 3C in Notes to Financial Statements).

Counterparty Abbreviations:
BNP	BNP Paribas
BNY	BNY Mellon
BOA	Bank of America
BRC	Barclays
BSC	Banco Santander Central Hispano
CIB	Canadian Imperial Bank of Commerce
CIT	Citigroup
CME	Chicago Mercantile Exchange
CSF	Credit Suisse
DUB	Deutsche Bank
GSC	Goldman Sachs
HSB	HSBC
JPM	JPMorgan Chase
MER	Merrill Lynch
MSC	Morgan Stanley
RBC	Royal Bank of Canada
RBS	Royal Bank of Scotland
SCB	Standard Chartered Bank
SEB	Skandinaviska Enskilda Bank
SGN	Societe Generale
SSB	State Street Bank
UBS	UBS
WBC	Westpac Banking Corp

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Renminbi Offshore (Hong Kong)
CNY	Chinese Renminbi
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NGN	Nigerian Naira
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippines Peso
PLN	Polish Zloty
RSD	Serbian Dinar
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

Other Abbreviations:
ADR	American Depositary Receipt
CDI	CHESS Depository Interests (Receipts)
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CPI	Consumer Price Index
CVA	Certificaten Van Aandelen (Dutch Certificate)
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
IO	Interest Only
LIBOR	London Interbank Offered Rate
NA	Not Applicable
‘NY’	New York Shares
OTC	Over the Counter
PO	Principal Only
REIT	Real Estate Investment Trust
SDR	Swedish Depository Receipt
WIBOR	Warsaw Interbank Offered Rate

Note:

The countries listed in the Schedules of Investments are based on country of incorporation.

The descriptions and Standard and Poor’s quality ratings of the companies and credit spreads, if any, shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

(In thousands, except per share amounts)

	Cash Management Portfolio	Diversified Bond Portfolio	Floating Rate Loan Portfolio	High Yield Bond Portfolio	Inflation Managed Portfolio	Inflation Protected Portfolio
ASSETS
Investments, at value	$625,193	$3,214,578	$950,785	$1,247,155	$2,454,742	$1,110,405
Repurchase agreements, at value	8,522	193,226	10,528	32,937	163,229	10,000
Cash (1)	-	545	4,893	386	7	479
Foreign currency held, at value (1)	-	4,316	-	-	667	1,557
Receivables:
Dividends and interest	-	23,847	5,073	21,103	9,846	3,493
Fund shares sold	5,365	929	342	434	897	190
Securities sold	-	148,892	7,264	27	8,934	-
Swap agreements	-	-	-	-	97	-
Variation margin	-	990	-	-	-	46
Due from adviser	146	-	-	-	-	-
Swap contracts, at value	-	400	-	73	5,009	-
Unfunded loan commitment appreciation	-	-	3	-	-	-
Forward foreign currency contracts appreciation	-	3,688	-	-	11,323	443
Prepaid expenses and other assets	3	14	5	6	9	8
Total Assets	639,229	3,591,425	978,893	1,302,121	2,654,760	1,126,621
LIABILITIES
Payables:
Fund shares redeemed	14	521	411	440	974	657
Securities purchased	-	330,553	8,606	1,990	-	-
Swap agreements	-	-	-	-	1,929	-
Sale-buyback financing transactions	-	-	-	-	1,029,797	-
Due to broker (2)	-	-	-	-	10,900	-
Variation margin	-	-	-	-	21	-
Accrued advisory fees	86	1,102	532	436	549	343
Accrued service fees	35	6	5	22	39	1
Accrued support service expenses	6	31	9	12	19	14
Accrued custodian, and portfolio accounting and tax fees	25	130	109	58	66	46
Accrued shareholder report expenses	9	46	14	18	29	20
Accrued trustees’ fees and expenses and deferred compensation	9	10	3	7	13	4
Accrued dividends and interest	-	-	-	-	1	-
Accrued other	8	40	14	17	28	19
Outstanding options written, at value	-	-	-	-	1,519	81
Swap contracts, at value	-	457	-	-	1,397	2,601
Forward foreign currency contracts depreciation	-	4,737	-	-	2,051	3,722
Total Liabilities	192	337,633	9,703	3,000	1,049,332	7,508
NET ASSETS	$639,037	$3,253,792	$969,190	$1,299,121	$1,605,428	$1,119,113
NET ASSETS CONSIST OF:
Paid-in capital (3)	$639,198	$3,025,682	$1,188,242	$1,232,521	$1,427,914	$1,000,986
Undistributed/accumulated net investment income (loss) (3)	(152)	24,398	11,192	17,977	17,511	28,573
Undistributed/accumulated net realized gain (loss) (3)	(9)	59,682	(241,721)	(16,005)	84,328	60,480
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies (3)	-	144,030	11,477	64,628	75,675	29,074
NET ASSETS	$639,037	$3,253,792	$969,190	$1,299,121	$1,605,428	$1,119,113
Class I Shares:
Net Assets	$638,998	$113,422	$85,212	$399,742	$715,700	$24,847
Shares outstanding, $.001 par value (unlimited shares authorized)	63,359	13,840	14,559	63,394	67,308	2,296
Net Asset Value Per Share	$10.09	$8.20	$5.85	$6.31	$10.63	$10.82
Class P Shares:
Net Assets	$39	$3,140,370	$883,978	$899,379	$889,728	$1,094,266
Shares outstanding, $.001 par value (unlimited shares authorized)	4	287,516	115,370	131,947	74,631	99,952
Net Asset Value Per Share	$10.06	$10.92	$7.66	$6.82	$11.92	$10.95

Investments, at cost	$625,193	$3,072,065	$939,312	$1,182,546	$2,390,571	$1,075,585
Repurchase agreements, at cost	8,522	193,226	10,528	32,937	163,229	10,000
Foreign currency held, at cost	-	4,232	-	-	667	1,514
Premiums received from outstanding options written	-	-	-	-	2,690	73

(1)	Includes cash collateral segregated for open futures contracts and delayed delivery securities in the Diversified Bond, Inflation Managed and Inflation Protected Portfolios of $342, $7, and $511, respectively.
(2)	The Inflation Managed Portfolio received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the portfolio and the counterparty. The portfolio invests such cash collateral in investment securities (see Note 5 in Notes to Financial Statements).
(3)	Applicable to portfolios electing to be treated as a regulated investment company for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2012

(In thousands, except per share amounts)

	Managed Bond Portfolio	Short Duration Bond Portfolio	Emerging Markets Debt Portfolio	American Funds Growth Portfolio	American Funds Growth-Income Portfolio	Comstock Portfolio
ASSETS
Investments, at value	$7,065,793	$2,361,770	$969,631	$266,500	$647,164	$1,946,794
Repurchase agreements, at value	21,296	74,015	3,082	-	-	74,015
Cash (1)	152	6,200	937	-	-	-
Foreign currency held, at value	855	38	1,391	-	-	-
Receivables:
Dividends and interest	46,328	13,344	17,046	-	-	2,875
Fund shares sold	1,787	1,363	132	-	1	289
Securities sold	1,243,384	-	-	204	179	-
Swap agreements	2,550	-	-	-	-	-
Variation margin	11	-	-	-	-	-
Swap contracts, at value	40,212	-	-	-	-	-
Forward foreign currency contracts appreciation	12,298	21	1,659	-	-	189
Prepaid expenses and other assets	27	12	23	3	5	11
Total Assets	8,434,693	2,456,763	993,901	266,707	647,349	2,024,173
LIABILITIES
Payables:
Fund shares redeemed	1,201	337	511	196	172	15
Securities purchased	2,958,112	-	111	-	-	1,214
Reverse repurchase agreements	73,842	-	-	-	-	-
Swap agreements	17,575	-	-	-	-	-
Sale-buyback financing transactions	194,525	-	-	-	-	-
Due to broker (2)	24,753	-	-	-	-	-
Accrued advisory fees	1,722	829	657	92	223	1,150
Accrued service fees	83	15	-	11	11	7
Accrued support service expenses	52	22	9	5	9	21
Accrued custodian, and portfolio accounting and tax fees	244	84	87	4	4	59
Accrued shareholder report expenses	78	33	9	7	14	31
Accrued trustees’ fees and expenses and deferred compensation	34	8	3	2	4	8
Accrued dividends and interest	6	-	-	-	-	-
Accrued other	46	29	10	8	14	30
Outstanding options written, at value	437	-	-	-	-	-
Swap contracts, at value	4,288	-	-	-	-	-
Forward foreign currency contracts depreciation	14,995	-	2,105	-	-	3,343
Other liabilities	2	-	-	-	-	-
Total Liabilities	3,291,995	1,357	3,502	325	451	5,878
NET ASSETS	$5,142,698	$2,455,406	$990,399	$266,382	$646,898	$2,018,295
NET ASSETS CONSIST OF:
Paid-in capital (3), (4)	$4,636,582	$2,506,764	$913,739	$920,004	$947,237	$2,309,499
Accumulated deficit (4)				(653,622)	(300,339)	(291,204)
Undistributed net investment income (3)	49,319	6,935	8,440
Undistributed/accumulated net realized gain (loss) (3)	211,583	(85,645)	7,041
Net unrealized appreciation on investments and assets and liabilities in foreign currencies (3)	245,214	27,352	61,179
NET ASSETS	$5,142,698	$2,455,406	$990,399	$266,382	$646,898	$2,018,295
Class I Shares:
Net Assets	$1,514,555	$277,735	$7,809	$209,921	$202,691	$138,115
Shares outstanding, $.001 par value (unlimited shares authorized)	131,139	29,479	722	22,363	19,382	16,803
Net Asset Value Per Share	$11.55	$9.42	$10.82	$9.39	$10.46	$8.22
Class P Shares:
Net Assets	$3,628,143	$2,177,671	$982,590	$56,461	$444,207	$1,880,180
Shares outstanding, $.001 par value (unlimited shares authorized)	288,371	225,033	90,715	6,028	42,594	202,411
Net Asset Value Per Share	$12.58	$9.68	$10.83	$9.37	$10.43	$9.29

Investments, at cost	$6,844,027	$2,334,439	$908,032	$200,330	$555,872	$1,646,034
Repurchase agreements, at cost	21,296	74,015	3,082	-	-	74,015
Foreign currency held, at cost	860	38	1,386	-	-	-
Premiums received from outstanding options written	4,017	-	-	-	-	-

(1)	Includes cash collateral segregated for open forward foreign currency contracts in the Emerging Markets Debt Portfolio of $850.
(2)	The Managed Bond Portfolio received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the portfolio and the counterparty. The portfolio invests such cash collateral in investment securities (see Note 5 in Notes to Financial Statements).
(3)	Applicable to portfolios electing to be treated as a regulated investment company for Federal income tax purposes (see Note 12 in Notes to Financial Statements).
(4)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2012

(In thousands, except per share amounts)

	Dividend Growth Portfolio	Equity Index Portfolio	Focused 30 Portfolio	Growth LT Portfolio	Large-Cap Growth Portfolio	Large-Cap Value Portfolio
ASSETS
Investments, at value	$770,436	$1,953,713	$113,981	$509,806	$1,256,455	$2,802,408
Repurchase agreements, at value	40,614	29,476	68	1,604	26,530	30,656
Cash (1)	-	1,964	-	-	-	-
Foreign currency held, at value	-	-	-	21	-	-
Receivables:
Dividends and interest	1,300	2,154	58	443	507	7,163
Fund shares sold	98	474	18	20	53	413
Securities sold	5,641	288	-	1,594	-	-
Variation margin	-	855	-	-	-	-
Forward foreign currency contracts appreciation	-	-	-	415	-	-
Prepaid expenses and other assets	4	11	1	4	6	15
Total Assets	818,093	1,988,935	114,126	513,907	1,283,551	2,840,655
LIABILITIES
Payables:
Fund shares redeemed	460	646	114	167	1	938
Securities purchased	239	-	-	181	-	-
Accrued advisory fees	460	84	72	237	738	1,423
Accrued service fees	10	47	6	23	8	17
Accrued support service expenses	8	20	1	7	12	28
Accrued custodian, and portfolio accounting and tax fees	23	56	6	18	33	80
Accrued shareholder report expenses	13	30	2	10	17	42
Accrued trustees’ fees and expenses and deferred compensation	5	18	-	13	8	17
Accrued other	13	29	1	11	17	39
Forward foreign currency contracts depreciation	-	-	-	392	-	-
Total Liabilities	1,231	930	202	1,059	834	2,584
NET ASSETS	$816,862	$1,988,005	$113,924	$512,848	$1,282,717	$2,838,071
NET ASSETS CONSIST OF:
Paid-in capital (2)	$1,165,853	$1,630,062	$318,148	$961,604	$1,320,505	$2,806,217
Undistributed/accumulated earnings (deficit) (2)	(348,991)	357,943	(204,224)	(448,756)	(37,788)	31,854
NET ASSETS	$816,862	$1,988,005	$113,924	$512,848	$1,282,717	$2,838,071
Class I Shares:
Net Assets	$181,496	$852,780	$113,913	$422,736	$142,837	$308,064
Shares outstanding, $.001 par value (unlimited shares authorized)	17,897	27,803	9,129	31,610	27,640	25,622
Net Asset Value Per Share	$10.14	$30.67	$12.48	$13.37	$5.17	$12.02
Class P Shares:
Net Assets	$635,366	$1,135,225	$11	$90,112	$1,139,880	$2,530,007
Shares outstanding, $.001 par value (unlimited shares authorized)	57,786	36,264	1	6,319	189,630	194,082
Net Asset Value Per Share	$11.00	$31.30	$12.52	$14.26	$6.01	$13.04

Investments, at cost	$646,658	$1,298,564	$87,184	$444,166	$1,075,734	$2,189,024
Repurchase agreements, at cost	40,614	29,476	68	1,604	26,530	30,656
Foreign currency held, at cost	-	-	-	21	-	-

(1)	Includes cash collateral segregated for open futures contracts in the Equity Index Portfolio of $1,962.
(2)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2012

(In thousands except per share amounts)

	Long/Short Large-Cap Portfolio	Main Street Core Portfolio	Mid-Cap Equity Portfolio	Mid-Cap Growth Portfolio	Mid-Cap Value Portfolio	Small-Cap Equity Portfolio
ASSETS
Investments, at value	$1,792,363	$1,413,760	$1,040,952	$695,335	$1,353,867	$986,831
Repurchase agreements, at value	28,932	35,325	30,033	20,313	17,143	13,829
Cash (1)	1,045	2	-	-	-	589
Cash collateral received for securities on loan (2)	414,470	-	-	-	-	-
Foreign currency held, at value	-	40	-	-	1	-
Receivables:
Dividends and interest	1,981	1,279	811	805	732	1,422
Fund shares sold	70	158	109	115	105	2
Securities sold	5,376	11,717	-	1,553	1,169	1,476
Variation margin	797	-	-	-	-	142
Prepaid expenses and other assets	8	7	7	4	7	5
Total Assets	2,245,042	1,462,288	1,071,912	718,125	1,373,024	1,004,296
LIABILITIES
Payable upon return of securities loaned (2)	414,470	-	-	-	-	-
Payables:
Fund shares redeemed	25	311	37	134	488	1,563
Securities purchased	2,584	18,364	-	1,732	-	7
Securities sold short, at value	412,238	-	-	-	-	-
Due to custodian	3	-	-	-	-	-
Accrued advisory fees	1,131	547	585	419	789	544
Accrued service fees	2	29	16	10	3	2
Accrued support service expenses	14	14	13	9	12	10
Accrued custodian, and portfolio accounting and tax fees	52	39	30	49	39	43
Accrued shareholder report expenses	21	20	19	13	18	14
Accrued trustees’ fees and expenses and deferred compensation	5	16	9	4	4	3
Accrued dividends and interest	698	-	-	-	-	-
Accrued other	20	20	20	14	18	15
Other liabilities	-	2	-	-	-	-
Total Liabilities	831,263	19,362	729	2,384	1,371	2,201
NET ASSETS	$1,413,779	$1,442,926	$1,071,183	$715,741	$1,371,653	$1,002,095
NET ASSETS CONSIST OF:
Paid-in capital (3)	$1,447,349	$2,008,723	$3,046,141	$656,770	$1,239,180	$1,033,595
Undistributed/accumulated earnings (deficit) (3)	(33,570)	(565,797)	(1,974,958)	58,971	132,473	(31,500)
NET ASSETS	$1,413,779	$1,442,926	$1,071,183	$715,741	$1,371,653	$1,002,095
Class I Shares:
Net Assets	$31,373	$537,634	$295,015	$189,423	$46,795	$41,681
Shares outstanding, $.001 par value (unlimited shares authorized)	4,441	27,453	29,662	26,477	4,791	3,574
Net Asset Value Per Share	$7.06	$19.58	$9.95	$7.15	$9.77	$11.66
Class P Shares:
Net Assets	$1,382,406	$905,292	$776,168	$526,318	$1,324,858	$960,414
Shares outstanding, $.001 par value (unlimited shares authorized)	147,488	42,034	64,109	67,927	92,842	63,914
Net Asset Value Per Share	$9.37	$21.54	$12.11	$7.75	$14.27	$15.03

Investments, at cost	$1,653,679	$1,195,998	$1,004,186	$638,867	$1,297,800	$883,469
Repurchase agreements, at cost	28,932	35,325	30,033	20,313	17,143	13,829
Foreign currency held, at cost	-	40	-	-	1	-
Securities on loan, at value	412,020	-	-	-	-	-
Proceeds from securities sold short	389,663	-	-	-	-	-

(1)	Includes cash collateral segregated for open futures contracts in the Long/Short Large-Cap and Small-Cap Equity Portfolios of $1,045 and $365, respectively.
(2)	Cash collateral is received by the Long/Short Large-Cap Portfolio for securities on loan which is used as collateral to cover securities sold short and is therefore uninvested (See Note 8 in Notes to Financial Statements).
(3)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2012

(In thousands, except per share amounts)

	Small-Cap Growth Portfolio	Small-Cap Index Portfolio	Small-Cap Value Portfolio	Health Sciences Portfolio	Real Estate Portfolio	Technology Portfolio
ASSETS
Investments, at value	$477,975	$724,789	$471,460	$150,429	$1,096,682	$66,129
Repurchase agreements, at value	18,119	19,382	21,500	6,313	16,410	1,316
Cash (1)	-	1,208	-	-	-	-
Foreign currency held, at value	-	-	-	-	-	740
Receivables:
Dividends and interest	344	1,046	608	20	3,593	5
Fund shares sold	102	7	128	496	183	20
Securities sold	1,284	-	509	-	1,438	36
Variation margin	-	563	-	-	-	-
Prepaid expenses and other assets	3	2	2	1	5	-
Total Assets	497,827	746,997	494,207	157,259	1,118,311	68,246
LIABILITIES
Payables:
Fund shares redeemed	51	504	307	8	622	24
Securities purchased	-	-	1,832	244	1,374	-
Due to custodian	-	144	57	-	-	-
Accrued advisory fees	250	185	310	119	767	52
Accrued service fees	6	20	9	9	15	4
Accrued support service expenses	5	5	5	1	9	1
Accrued custodian, and portfolio accounting and tax fees	15	31	15	7	30	5
Accrued shareholder report expenses	7	8	7	2	13	1
Accrued trustees’ fees and expenses and deferred compensation	3	7	2	1	5	-
Accrued other	8	8	8	2	13	1
Total Liabilities	345	912	2,552	393	2,848	88
NET ASSETS	$497,482	$746,085	$491,655	$156,866	$1,115,463	$68,158
NET ASSETS CONSIST OF:
Paid-in capital (2)	$680,358	$960,648	$553,387	$127,851	$1,479,897	$107,188
Undistributed/accumulated earnings (deficit) (2)	(182,876)	(214,563)	(61,732)	29,015	(364,434)	(39,030)
NET ASSETS	$497,482	$746,085	$491,655	$156,866	$1,115,463	$68,158
Class I Shares:
Net Assets	$106,933	$377,576	$159,284	$156,854	$282,777	$68,148
Shares outstanding, $.001 par value (unlimited shares authorized)	11,017	30,412	14,025	10,928	17,325	16,217
Net Asset Value Per Share	$9.71	$12.42	$11.36	$14.35	$16.32	$4.20
Class P Shares:
Net Assets	$390,549	$368,509	$332,371	$12	$832,686	$10
Shares outstanding, $.001 par value (unlimited shares authorized)	34,542	29,645	24,328	1	49,490	2
Net Asset Value Per Share	$11.31	$12.43	$13.66	$15.53	$16.83	$5.25

Investments, at cost	$407,026	$683,928	$367,543	$115,831	$908,351	$61,867
Repurchase agreements, at cost	18,119	19,382	21,500	6,313	16,410	1,316
Foreign currency held, at cost	-	-	-	-	-	740

(1)	Includes cash collateral segregated for open futures contracts in the Small-Cap Index Portfolio of $1,208.
(2)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2012

(In thousands, except per share amounts)

	Emerging Markets Portfolio	International Large-Cap Portfolio	International Small-Cap Portfolio	International Value Portfolio	Currency Strategies Portfolio	Global Absolute Return Portfolio
ASSETS
Investments, at value	$1,519,095	$2,005,093	$1,201,952	$1,528,047	$893,099	$1,796,735
Repurchase agreements, at value	40,757	-	12,280	10,177	574,053	422,792
Cash	-	167	16	-	1,120	620
Foreign currency held, at value	1,086	-	302	242	-	7,319
Receivables:
Dividends and interest	661	2,858	2,126	2,994	11,522	6,496
Fund shares sold	162	101	15	-	1	20
Securities sold	754	9,920	2,868	-	-	43,379
Variation margin	-	-	-	-	-	1,187
Swap contracts, at value	-	-	-	-	-	59,658
Forward foreign currency contracts appreciation	-	-	1,244	5,562	31,326	18,518
Prepaid expenses and other assets	16	36	25	8	37	76
Total Assets	1,562,531	2,018,175	1,220,828	1,547,030	1,511,158	2,356,800
LIABILITIES
Payables:
Fund shares redeemed	134	3,526	1,340	3,084	1,910	90
Securities purchased	4,593	1,978	1,993	-	-	120,178
Securities sold short, at value	-	-	-	-	-	142,909
Due to custodian (1)	-	8,770	-	-	-	-
Due to broker (2)	-	-	-	-	25,580	19,282
Accrued advisory fees	1,033	1,289	840	842	810	1,369
Accrued service fees	24	23	2	17	-	-
Accrued support service expenses	14	20	11	15	14	19
Accrued custodian, and portfolio accounting and tax fees	182	102	99	62	59	158
Accrued shareholder report expenses	21	31	16	22	5	7
Accrued trustees’ fees and expenses and deferred compensation	6	11	4	11	5	6
Accrued foreign capital gains tax	619	-	-	-	-	-
Accrued dividends and interest	-	-	-	-	-	1,967
Accrued other	21	30	16	22	11	15
Swap contracts, at value	-	-	-	-	-	21,349
Forward foreign currency contracts depreciation	-	-	-	4,045	24,403	18,707
Total Liabilities	6,647	15,780	4,321	8,120	52,797	326,056
NET ASSETS	$1,555,884	$2,002,395	$1,216,507	$1,538,910	$1,458,361	$2,030,744
NET ASSETS CONSIST OF:
Paid-in capital (3)	$1,175,798	$1,861,897	$1,316,727	$2,902,795	$1,458,705	$2,033,908
Undistributed/accumulated net investment income (loss) (3)	(6,161)	10,922	3,286	10,919	(10,041)	(14,708)
Undistributed/accumulated net realized gain (loss) (3)	117,509	(190,750)	(242,360)	(1,529,263)	(2)	1,225
Net unrealized appreciation on investments and assets and liabilities in foreign currencies (3)	268,738	320,326	138,854	154,459	9,699	10,319
NET ASSETS	$1,555,884	$2,002,395	$1,216,507	$1,538,910	$1,458,361	$2,030,744
Class I Shares:
Net Assets	$448,318	$430,048	$44,592	$316,519	$224	$923
Shares outstanding, $.001 par value (unlimited shares authorized)	30,638	63,915	7,031	32,621	23	92
Net Asset Value Per Share	$14.63	$6.73	$6.34	$9.70	$9.89	$9.98
Class P Shares:
Net Assets	$1,107,566	$1,572,347	$1,171,915	$1,222,391	$1,458,137	$2,029,821
Shares outstanding, $.001 par value (unlimited shares authorized)	73,984	220,013	135,672	113,804	147,416	203,285
Net Asset Value Per Share	$14.97	$7.15	$8.64	$10.74	$9.89	$9.99

Investments, at cost	$1,249,154	$1,684,774	$1,064,314	$1,375,110	$890,435	$1,770,543
Repurchase agreements, at cost	40,757	-	12,280	10,177	574,053	422,792
Foreign currency held, at cost	1,670	-	303	237	-	6,440
Proceeds from securities sold short	-	-	-	-	-	134,631

(1)	The International Large-Cap Portfolio had an outstanding committed line of credit of $8,770 (see Note 9 in Notes to Financial Statements).
(2)	The Currency Strategies and Global Absolute Return Portfolios received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the portfolios and the counterparties. The portfolios invest such cash collateral in investment securities (see Note 5 in Notes to Financial Statements).
(3)	Applicable to portfolios electing to be treated as a regulated investment company for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2012

(In thousands, except per share amounts)

	Precious Metals Portfolio	American Funds Asset Allocation Portfolio	Pacific Dynamix – Conservative Growth Portfolio	Pacific Dynamix – Moderate Growth Portfolio	Pacific Dynamix – Growth Portfolio	Portfolio Optimization Conservative Portfolio
ASSETS
Investments, at value	$769,981	$571,313	$-	$-	$-	$-
Investments in affiliates, at value	-	-	248,960	644,697	264,171	3,773,478
Repurchase agreements, at value	55,600	-	-	-	-	-
Foreign currency held, at value	51	-	-	-	-	-
Receivables:
Dividends and interest	398	-	-	-	-	-
Fund shares sold	121	2,784	674	3,558	12	4,068
Securities sold	-	-	-	-	46	-
Due from adviser	-	-	14	50	24	-
Prepaid expenses and other assets	37	2	1	2	1	17
Total Assets	826,188	574,099	249,649	648,307	264,254	3,777,563
LIABILITIES
Payables:
Fund shares redeemed	-	1	-	-	48	-
Securities purchased	2,829	2,761	664	3,534	-	3,924
Accrued advisory fees	476	194	41	107	45	-
Accrued service fees	-	31	13	35	14	205
Accrued support service expenses	8	4	2	4	2	32
Accrued custodian, and portfolio accounting and tax fees	39	4	7	7	7	9
Accrued shareholder report expenses	3	6	3	6	3	48
Accrued trustees’ fees and expenses and deferred compensation	3	1	1	1	1	10
Accrued other	8	5	2	5	3	40
Total Liabilities	3,366	3,007	733	3,699	123	4,268
NET ASSETS	$822,822	$571,092	$248,916	$644,608	$264,131	$3,773,295
NET ASSETS CONSIST OF:
Paid-in capital (1)	$954,301	$502,860	$243,728	$610,461	$245,858	$3,531,750
Undistributed/accumulated earnings (deficit) (1)	(131,479)	68,232	5,188	34,147	18,273	241,545
NET ASSETS	$822,822	$571,092	$248,916	$644,608	$264,131	$3,773,295
Class I Shares:
Net Assets	$2,303	$571,092	$248,916	$644,608	$264,131	$3,773,295
Shares outstanding, $.001 par value (unlimited shares authorized)	268	36,958	21,333	48,376	19,471	356,351
Net Asset Value Per Share	$8.60	$15.45	$11.67	$13.32	$13.57	$10.59
Class P Shares:
Net Assets	$820,519
Shares outstanding, $.001 par value (unlimited shares authorized)	95,367
Net Asset Value Per Share	$8.60

Investments, at cost	$897,387	$509,379	$-	$-	$-	$-
Investments in affiliates, at cost	-	-	240,704	615,098	248,513	3,652,813
Repurchase agreements, at cost	55,600	-	-	-	-	-
Foreign currency held, at cost	51	-	-	-	-	-

(1)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2012

(In thousands, except per share amounts)

	Portfolio Optimization Moderate- Conservative Portfolio	Portfolio Optimization Moderate Portfolio	Portfolio Optimization Growth Portfolio	Portfolio Optimization Aggressive- Growth Portfolio
ASSETS
Investments in affiliates, at value	$4,701,738	$15,073,162	$12,605,945	$2,634,754
Receivables:
Fund shares sold	335	37	253	582
Securities sold	-	5,253	9,546	2,069
Prepaid expenses and other assets	22	74	63	13
Total Assets	4,702,095	15,078,526	12,615,807	2,637,418
LIABILITIES
Payables:
Fund shares redeemed	22	4,715	9,317	2,550
Securities purchased	133	-	-	-
Accrued service fees	256	821	687	143
Accrued support service expenses	42	141	120	25
Accrued custodian, and portfolio accounting and tax fees	10	11	11	10
Accrued shareholder report expenses	62	210	179	38
Accrued trustees’ fees and expenses and deferred compensation	13	45	39	8
Accrued other	51	172	147	32
Total Liabilities	589	6,115	10,500	2,806
NET ASSETS	$4,701,506	$15,072,411	$12,605,307	$2,634,612
NET ASSETS CONSIST OF:
Paid-in capital (1)	$4,396,429	$14,003,596	$11,705,475	$2,463,743
Undistributed earnings (1)	305,077	1,068,815	899,832	170,869
NET ASSETS	$4,701,506	$15,072,411	$12,605,307	$2,634,612
Class I Shares:
Net Assets	$4,701,506	$15,072,411	$12,605,307	$2,634,612
Shares outstanding, $.001 par value (unlimited shares authorized)	448,633	1,458,625	1,237,026	262,991
Net Asset Value Per Share	$10.48	$10.33	$10.19	$10.02

Investments in affiliates, at cost	$4,556,410	$14,782,516	$12,430,689	$2,609,035

(1)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 12 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

(In thousands)

	Cash Management Portfolio	Diversified Bond Portfolio	Floating Rate Loan Portfolio	High Yield Bond Portfolio	Inflation Managed Portfolio	Inflation Protected Portfolio
INVESTMENT INCOME
Dividends	$-	$237	$-	$958	$240	$-
Interest, net of foreign taxes withheld	715	115,500	57,324	91,801	61,823	15,008
Other	-	48	174	244	-	-
Total Investment Income	715	115,785	57,498	93,003	62,063	15,008

EXPENSES
Advisory fees	1,050	13,137	7,522	5,180	8,291	5,091
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	1,350	221	162	746	1,412	53
Support services expenses	26	133	39	51	77	61
Custodian fees and expenses	15	107	5	30	93	56
Portfolio accounting and tax fees	85	384	427	185	213	154
Shareholder report expenses	23	111	35	43	95	36
Legal and audit fees	19	605	34	121	54	45
Trustees’ fees and expenses	10	46	14	18	27	23
Interest expense and commitment fees	1	61	1	3	1,703	3
Offering expenses	-	-	-	-	-	5
Other	7	35	16	18	32	18
Total Expenses	2,586	14,840	8,255	6,395	11,997	5,545
Advisory Fee Waiver (1)	-	-	(1,004)	-	-	-
Adviser Reimbursement (2)	(1,871)	-	-	-	-	-
Net Expenses	715	14,840	7,251	6,395	11,997	5,545
NET INVESTMENT INCOME (LOSS)	-	100,945	50,247	86,608	50,066	9,463

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	-	71,261	5,152	25,746	63,150	63,117
Futures contracts and swap transactions	-	(15,732)	-	29	7,917	29,591
Written option transactions	-	3,813	-	-	6,386	3,550
Foreign currency transactions	-	8,110	-	1	(2,627)	(9,416)
Net Realized Gain (Loss)	-	67,452	5,152	25,776	74,826	86,842

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	-	103,842	25,657	75,444	78,884	(2,569)
Unfunded loan commitments	-	-	4	-	-	-
Short positions	-	-	-	-	8	-
Futures contracts and swaps	-	4,270	-	20	1,306	(1,496)
Written options	-	121	-	-	(4,750)	(8)
Foreign currencies	-	(5,977)	-	(1)	6,925	(9,365)
Change in Net Unrealized Appreciation (Depreciation)	-	102,256	25,661	75,463	82,373	(13,438)
NET GAIN (LOSS)	-	169,708	30,813	101,239	157,199	73,404
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$-	$270,653	$81,060	$187,847	$207,265	$82,867

Foreign taxes withheld on interest	$-	$2	$-	$-	$-	$-

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Floating Rate Loan Portfolio (see Note 6 in Notes to Financial Statements).
(2)	Pacific Life Fund Advisors LLC reimbursed expenses for the Cash Management Portfolio (See Note 7B in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2012

(In thousands)

	Managed Bond Portfolio	Short Duration Bond Portfolio	Emerging Markets Debt Portfolio (1)	American Funds Growth Portfolio	American Funds Growth-Income Portfolio	Comstock Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$3,939	$-	$-	$2,987	$12,616	$54,819
Interest, net of foreign taxes withheld	204,559	41,989	36,729	-	-	6
Other	41	-	-	-	-	-
Total Investment Income	208,539	41,989	36,729	2,987	12,616	54,825

EXPENSES
Advisory fees	22,171	9,464	5,010	3,571	7,087	15,581
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	2,956	508	3	424	399	252
Support services expenses	229	95	23	22	37	86
Custodian fees and expenses	394	62	158	-	-	52
Portfolio accounting and tax fees	596	251	84	17	17	200
Shareholder report expenses	200	76	20	21	39	79
Legal and audit fees	850	477	19	14	28	155
Trustees’ fees and expenses	79	34	10	7	14	32
Interest expense and commitment fees	221	4	6	-	-	4
Offering expenses	-	-	37	-	-	-
Other	70	24	6	11	15	40
Total Expenses	27,766	10,995	5,376	4,087	7,636	16,481
Advisory Fee Waivers (2)	-	-	-	(1,619)	(3,224)	(336)
Net Expenses	27,766	10,995	5,376	2,468	4,412	16,145
NET INVESTMENT INCOME	180,773	30,994	31,353	519	8,204	38,680

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions (3)	221,820	12,765	4,127	40,190	50,897	219,531
Futures contracts and swap transactions	(41,428)	417	-	-	-	(1,472)
Written option transactions	27,778	-	-	-	-	-
Foreign currency transactions	28,024	(40)	2,001	-	-	(4,197)
Net Realized Gain	236,194	13,142	6,128	40,190	50,897	213,862

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	126,504	31,063	61,599	52,155	100,004	145,869
Short positions	2,826	-	-	-	-	-
Futures contracts and swaps	82,429	-	-	-	-	-
Written options	(15,462)	-	-	-	-	-
Foreign currencies	(19,813)	62	(420)	-	-	(3,154)
Change in Net Unrealized Appreciation	176,484	31,125	61,179	52,155	100,004	142,715
NET GAIN	412,678	44,267	67,307	92,345	150,901	356,577
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$593,451	$75,261	$98,660	$92,864	$159,105	$395,257

Foreign taxes withheld on dividends and interest	$-	$-	$10	$-	$-	$1,118

(1)	Operations commenced on April 30, 2012.
(2)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the American Funds Growth, American Funds Growth-Income and Comstock Portfolios (see Note 6 in Notes to Financial Statements).
(3)	Net realized gain (loss) on investment security transactions for the Managed Bond Portfolio is net of foreign capital gains tax withheld of $77. Net realized gain (loss) on investment transactions for the Emerging Markets Debt Portfolio is net of Brazilian tax on financial operations of $2,594.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2012

(In thousands)

	Dividend Growth Portfolio	Equity Index Portfolio	Focused 30 Portfolio	Growth LT Portfolio	Large-Cap Growth Portfolio	Large-Cap Value Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$21,718	$50,211	$1,197	$10,346	$10,465	$81,907
Interest, net of foreign taxes withheld	4	1	4	33	1	51
Other	-	-	-	11	-	-
Total Investment Income	21,722	50,212	1,201	10,390	10,466	81,958

EXPENSES
Advisory fees	5,995	1,092	876	4,108	8,806	18,027
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	342	1,647	235	855	283	617
Support services expenses	38	87	7	32	47	116
Custodian fees and expenses	22	59	6	35	28	73
Portfolio accounting and tax fees	82	186	18	72	107	267
Shareholder report expenses	33	80	4	34	45	109
Legal and audit fees	174	259	113	166	106	231
Trustees’ fees and expenses	13	31	2	10	17	44
Interest expense and commitment fees	1	4	-	1	5	6
Other	21	41	2	17	22	50
Total Expenses	6,721	3,486	1,263	5,330	9,466	19,540
Advisory Fee Waiver (1)	-	-	-	-	(311)	-
Net Expenses	6,721	3,486	1,263	5,330	9,155	19,540
NET INVESTMENT INCOME (LOSS)	15,001	46,726	(62)	5,060	1,311	62,418

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	64,660	192,403	170	142,118	187,962	239,735
Futures contracts transactions	440	4,173	-	(779)	-	(1,799)
Written option transactions	-	-	-	1,232	-	-
Foreign currency transactions	7	-	(1)	39	-	(22)
Net Realized Gain	65,107	196,576	169	142,610	187,962	237,914

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	48,059	96,373	22,730	7,716	26,545	176,285
Futures contracts	-	(545)	-	-	-	-
Foreign currencies	3	-	1	(1,502)	-	13
Change in Net Unrealized Appreciation	48,062	95,828	22,731	6,214	26,545	176,298
NET GAIN	113,169	292,404	22,900	148,824	214,507	414,212
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$128,170	$339,130	$22,838	$153,884	$215,818	$476,630

Foreign taxes withheld on dividends and interest	$84	$25	$18	$191	$-	$1,596

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Large-Cap Growth Portfolio (see Note 6 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2012

(In thousands)

	Long/Short Large-Cap Portfolio	Main Street Core Portfolio	Mid-Cap Equity Portfolio	Mid-Cap Growth Portfolio	Mid-Cap Value Portfolio	Small-Cap Equity Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$42,502	$27,564	$19,493	$12,319	$24,189	$26,683
Interest, net of foreign taxes withheld	5	2	4	4	3	3
Securities lending	116	-	-	-	-	-
Total Investment Income	42,623	27,566	19,497	12,323	24,192	26,686

EXPENSES
Advisory fees	15,073	6,611	8,913	6,468	9,163	7,747
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	59	1,095	630	409	86	83
Support services expenses	68	60	67	40	48	42
Custodian fees and expenses	59	34	32	37	35	43
Portfolio accounting and tax fees	150	122	116	127	109	123
Shareholder report expenses	54	51	53	36	46	37
Legal and audit fees	43	245	655	261	37	196
Trustees’ fees and expenses	21	21	20	13	19	15
Interest expense and commitment fees	2,044	5	2	2	2	3
Dividend expenses	13,118	-	-	-	-	-
Other	28	28	30	21	23	22
Total Expenses	30,717	8,272	10,518	7,414	9,568	8,311
Advisory Fee Waivers (1)	(176)	-	-	-	-	(369)
Net Expenses	30,541	8,272	10,518	7,414	9,568	7,942
NET INVESTMENT INCOME	12,082	19,294	8,979	4,909	14,624	18,744

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	124,820	182,149	148,041	60,501	81,297	29,243
Closed short positions	(17,962)	-	-	-	-	-
Futures contracts transactions	2,836	(240)	1,865	(1,527)	(7,559)	(526)
Foreign currency transactions	(1)	4	-	(92)	(6)	-
Net Realized Gain	109,693	181,913	149,906	58,882	73,732	28,717

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	159,984	35,165	(35,474)	12,922	80,984	108,877
Short positions	(20,926)	-	-	-	-	-
Futures contracts	(86)	-	-	-	-	114
Foreign currencies	-	1	-	16	-	-
Change in Net Unrealized Appreciation (Depreciation)	138,972	35,166	(35,474)	12,938	80,984	108,991
NET GAIN	248,665	217,079	114,432	71,820	154,716	137,708
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$260,747	$236,373	$123,411	$76,729	$169,340	$156,452

Foreign taxes withheld on dividends and interest	$2	$17	$-	$204	$-	$22

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Long/Short Large-Cap and Small-Cap Equity Portfolios (see Note 6 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2012

(In thousands)

	Small-Cap Growth Portfolio	Small-Cap Index Portfolio	Small-Cap Value Portfolio	Health Sciences Portfolio	Real Estate Portfolio	Technology Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$5,126	$13,298	$14,739	$1,063	$24,757	$531
Interest, net of foreign taxes withheld	1	1	2	1	2	-
Total Investment Income	5,127	13,299	14,741	1,064	24,759	531

EXPENSES
Advisory fees	3,154	1,738	3,720	1,370	7,741	711
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	221	742	326	304	562	158
Support services expenses	25	25	23	6	38	3
Custodian fees and expenses	14	29	13	6	22	5
Portfolio accounting and tax fees	49	77	46	20	79	17
Shareholder report expenses	20	20	18	5	31	3
Legal and audit fees	266	243	222	33	286	16
Trustees’ fees and expenses	7	8	7	2	13	1
Interest expense and commitment fees	1	1	1	-	1	2
Other	13	12	13	2	16	1
Total Expenses	3,770	2,895	4,389	1,748	8,789	917
Net Expenses	3,770	2,895	4,389	1,748	8,789	917
NET INVESTMENT INCOME (LOSS)	1,357	10,404	10,352	(684)	15,970	(386)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	75,128	10,953	35,325	31,553	31,712	2,310
Futures contracts transactions	124	1,093	-	-	(1,493)	-
Foreign currency transactions	-	-	-	4	16	(2)
Net Realized Gain	75,252	12,046	35,325	31,557	30,235	2,308

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	(9,504)	59,804	7,199	1,515	54,814	2,783
Futures contracts	-	412	-	-	-	-
Foreign currencies	-	-	-	-	-	30
Change in Net Unrealized Appreciation (Depreciation)	(9,504)	60,216	7,199	1,515	54,814	2,813
NET GAIN	65,748	72,262	42,524	33,072	85,049	5,121
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$67,105	$82,666	$52,876	$32,388	$101,019	$4,735

Foreign taxes withheld on dividends and interest	$-	$14	$81	$16	$91	$1

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2012

(In thousands)

	Emerging Markets Portfolio	International Large-Cap Portfolio	International Small-Cap Portfolio	International Value Portfolio	Currency Strategies Portfolio (1)	Global Absolute Return Portfolio (1)
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$27,452	$60,022	$38,313	$61,265	$-	$36
Interest, net of foreign taxes withheld	1	10	3	3	651	15,067
Total Investment Income	27,453	60,032	38,316	61,268	651	15,103

EXPENSES
Advisory fees	12,149	16,720	9,935	10,272	2,412	4,081
Service fees (Class I only, see Note 6 in Notes to Financial Statements) (2)	853	774	82	602	-	-
Support services expenses	58	85	47	61	17	23
Custodian fees and expenses	378	162	88	107	25	107
Portfolio accounting and tax fees	300	268	225	160	34	50
Shareholder report expenses	55	79	39	56	5	8
Legal and audit fees	125	126	72	185	10	14
Trustees’ fees and expenses	20	31	16	22	5	7
Interest expense and commitment fees	3	6	2	2	2	82
Offering expenses	-	-	-	-	11	11
Other	23	38	21	25	3	4
Total Expenses	13,964	18,289	10,527	11,492	2,524	4,387
Advisory Fee Waiver (3)	-	-	(235)	-	-	-
Net Expenses	13,964	18,289	10,292	11,492	2,524	4,387
NET INVESTMENT INCOME (LOSS)	13,489	41,743	28,024	49,776	(1,873)	10,716

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	135,265	85,908	10,515	(99,724)	(2)	6,462
Futures contracts and swap transactions	-	(4,681)	-	(5,799)	-	(31,662)
Foreign currency transactions	(975)	(682)	(106)	(2,577)	(24,039)	1,001
Net Realized Gain (Loss)	134,290	80,545	10,409	(108,100)	(24,041)	(24,199)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities (4)	148,210	318,526	169,213	309,665	2,664	26,192
Short positions	-	-	-	-	-	(8,279)
Futures contracts and swaps	-	-	-	(26)	-	(7,367)
Foreign currencies	(121)	100	1,198	3,945	7,035	(227)
Change in Net Unrealized Appreciation	148,089	318,626	170,411	313,584	9,699	10,319
NET GAIN (LOSS)	282,379	399,171	180,820	205,484	(14,342)	(13,880)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$295,868	$440,914	$208,844	$255,260	($16,215)	($3,164)

Foreign taxes withheld on dividends and interest	$2,037	$5,779	$3,261	$5,197	$-	$20

(1)	Operations commenced on September 28, 2012.
(2)	The service fees for the Currency Strategies and Global Absolute Return Portfolios in full dollars were $94 and $303, respectively, and are not shown on the above Statements of Operations due to rounding.
(3)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the International Small-Cap Portfolio (see Note 6 in Notes to Financial Statements).
(4)	Change in net unrealized appreciation (depreciation) on investment securities for the Emerging Markets Portfolio is net of increase in deferred foreign capital gains tax of $507.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2012

(In thousands)

	Precious Metals Portfolio (1)	American Funds Asset Allocation Portfolio	Pacific Dynamix – Conservative Growth Portfolio	Pacific Dynamix – Moderate Growth Portfolio	Pacific Dynamix – Growth Portfolio	Portfolio Optimization Conservative Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$1,520	$11,020	$-	$-	$-	$-
Dividends from affiliated mutual fund investments	-	-	4,352	11,200	4,468	100,273
Interest, net of foreign taxes withheld	2	-	-	-	-	-
Total Investment Income	1,522	11,020	4,352	11,200	4,468	100,273

EXPENSES
Advisory fees	1,491	3,013	384	915	486	3,450
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	1	804	384	915	486	6,900
Support services expenses	10	14	7	16	9	140
Custodian fees and expenses	19	-	-	-	-	-
Portfolio accounting and tax fees	19	17	28	28	29	33
Shareholder report expenses	3	13	6	14	8	85
Legal and audit fees	7	11	5	13	7	104
Trustees’ fees and expenses	3	5	3	6	3	53
Interest expense and commitment fees	1	-	-	-	-	-
Offering expenses	11	-	-	-	-	7
Other	2	3	1	3	1	30
Total Expenses	1,567	3,880	818	1,910	1,029	10,802
Advisory Fee Waivers (2)	-	(1,366)	-	-	-	(3,450)
Adviser Reimbursement (3)	-	-	(76)	(240)	(164)	-
Net Expenses	1,567	2,514	742	1,670	865	7,352
NET INVESTMENT INCOME (LOSS)	(45)	8,506	3,610	9,530	3,603	92,921

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	(4,003)	5,993	-	-	-	-
Investment securities from affiliated mutual fund investments	-	-	931	1,498	4,171	50,186
Foreign currency transactions	(29)	-	-	-	-	-
Capital gain distributions from affiliated mutual fund investments	-	-	1,624	5,612	3,903	66,449
Net Realized Gain (Loss)	(4,032)	5,993	2,555	7,110	8,074	116,635

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	(127,406)	40,541	-	-	-	-
Investment securities from affiliated mutual fund investments	-	-	9,974	30,919	17,283	127,051
Foreign currencies	4	-	-	-	-	-
Change in Net Unrealized Appreciation (Depreciation)	(127,402)	40,541	9,974	30,919	17,283	127,051
NET GAIN (LOSS)	(131,434)	46,534	12,529	38,029	25,357	243,686
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($131,479)	$55,040	$16,139	$47,559	$28,960	$336,607

Foreign taxes withheld on dividends and interest	$379	$-	$-	$-	$-	$-

(1)	Operations commenced on September 28, 2012.
(2)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the American Funds Asset Allocation and Portfolio Optimization Conservative Portfolios (see Note 6 in Notes to Financial Statements).
(3)	Pacific Life Fund Advisors LLC reimbursed expenses for the Pacific Dynamix - Conservative Growth, Pacific Dynamix - Moderate Growth and Pacific Dynamix - Growth Portfolios (see Note 7B in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2012

(In thousands)

	Portfolio Optimization Moderate- Conservative Portfolio	Portfolio Optimization Moderate Portfolio	Portfolio Optimization Growth Portfolio	Portfolio Optimization Aggressive- Growth Portfolio
INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$119,704	$348,277	$253,542	$44,443
Total Investment Income	119,704	348,277	253,542	44,443

EXPENSES
Advisory fees	4,461	15,056	12,882	2,702
Service fees (Class I only, see Note 6 in Notes to Financial Statements)	8,922	30,112	25,763	5,404
Support services expenses	178	614	527	111
Portfolio accounting and tax fees	36	39	38	35
Shareholder report expenses	112	374	320	67
Legal and audit fees	134	456	391	82
Trustees’ fees and expenses	67	230	198	41
Offering expenses	7	7	7	7
Other	37	130	113	24
Total Expenses	13,954	47,018	40,239	8,473
Advisory Fee Waivers (1)	(4,461)	(15,056)	(12,882)	(2,702)
Net Expenses	9,493	31,962	27,357	5,771
NET INVESTMENT INCOME	110,211	316,315	226,185	38,672

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment securities from affiliated mutual fund investments	55,358	225,534	112,217	10,983
Capital gain distributions from affiliated mutual fund investments	98,913	547,353	613,504	142,109
Net Realized Gain	154,271	772,887	725,721	153,092

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities from affiliated mutual fund investments	211,855	738,475	731,988	191,119
Change in Net Unrealized Appreciation	211,855	738,475	731,988	191,119
NET GAIN	366,126	1,511,362	1,457,709	344,211

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$476,337	$1,827,677	$1,683,894	$382,883

(1)	Pacific Life Fund Advisors LLC waived its advisory fees for the Portfolio Optimization Portfolios (see Note 6 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (1)

(In thousands)

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
	Cash Management Portfolio		Diversified Bond Portfolio		Floating Rate Loan Portfolio
OPERATIONS
Net investment income (loss)	$-	$-	$100,945	$101,765	$50,247	$59,782
Net realized gain (loss)	-	(4)	67,452	91,172	5,152	(402)
Change in net unrealized appreciation (depreciation)	-	-	102,256	(12,648)	25,661	(33,134)
Net Increase (Decrease) in Net Assets Resulting from Operations	-	(4)	270,653	180,289	81,060	26,246
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class I	(7)	-	(3,303)	(64,451)	(4,165)	(60,692)
Class P (2)	-	-	(98,551)	(24,179)	(45,048)	(13,322)
Net realized gains
Class I	-	-	(962)	-	-	-
Class P	-	-	(21,787)	-	-	-
Net Decrease from Dividends and Distributions to Shareholders	(7)	-	(124,603)	(88,630)	(49,213)	(74,014)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	393,703	720,592	38,726	58,945	18,338	29,997
Class P	-	39	573,083	3,169,674	48,746	1,043,685
Dividend and distribution reinvestments
Class I	7	-	4,265	64,451	4,165	60,692
Class P	-	-	120,338	24,179	45,048	13,322
Cost of shares repurchased
Class I	(586,156)	(750,397)	(40,333)	(2,998,805)	(18,872)	(1,018,268)
Class P	-	-	(643,959)	(311,382)	(212,438)	(76,537)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(192,446)	(29,766)	52,120	7,062	(115,013)	52,891
NET INCREASE (DECREASE) IN NET ASSETS	(192,453)	(29,770)	198,170	98,721	(83,166)	5,123
NET ASSETS
Beginning of Year	831,490	861,260	3,055,622	2,956,901	1,052,356	1,047,233
End of Year	$639,037	$831,490	$3,253,792	$3,055,622	$969,190	$1,052,356
Undistributed/Accumulated Net Investment Income (Loss)	($152)	($145)	$24,398	$17,144	$11,192	$10,158

(1)	Effective May 1, 2011, the Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended, under which, the Fund offers two separate share classes, Class I and Class P (see Note 1 in Notes to Financial Statements).
(2)	The net investment income distributed to shareholders for the Class P Shares of the Cash Management Portfolio in full dollars was $98, and is not shown on the above Statements of Changes in Net Assets due to rounding.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (1) (Continued)

(In thousands)

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Period Ended December 31, 2011
	High Yield Bond Portfolio		Inflation Managed Portfolio		Inflation Protected Portfolio (2)
OPERATIONS
Net investment income (loss)	$86,608	$92,767	$50,066	$88,578	$9,463	($950)
Net realized gain	25,776	33,551	74,826	305,354	86,842	56,784
Change in net unrealized appreciation (depreciation)	75,463	(85,344)	82,373	31,041	(13,438)	42,512
Net Increase in Net Assets Resulting from Operations	187,847	40,974	207,265	424,973	82,867	98,346
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class I	(24,933)	(68,867)	(16,363)	(76,091)	(122)	(510)
Class P	(61,115)	(19,046)	(31,781)	(10,061)	(7,655)	(24,243)
Net realized gains
Class I	-	-	(113,636)	(205,225)	(106)	(326)
Class P	-	-	(167,504)	-	(5,649)	(24,475)
Net Decrease from Dividends and Distributions to Shareholders	(86,048)	(87,913)	(329,284)	(291,377)	(13,532)	(49,554)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	149,488	144,182	69,642	104,878	20,486	56,435
Class P	65,803	1,092,067	233,454	2,247,381	269,125	1,544,545
Dividend and distribution reinvestments
Class I	24,933	68,867	129,999	281,316	228	836
Class P	61,115	19,046	199,285	10,061	13,304	48,718
Cost of shares repurchased
Class I	(141,532)	(1,022,795)	(106,249)	(4,320,130)	(16,531)	(37,480)
Class P	(326,057)	(69,121)	(1,571,091)	(283,626)	(683,546)	(215,134)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(166,250)	232,246	(1,044,960)	(1,960,120)	(396,934)	1,397,920
NET INCREASE (DECREASE) IN NET ASSETS	(64,451)	185,307	(1,166,979)	(1,826,524)	(327,599)	1,446,712
NET ASSETS
Beginning of Year or Period	1,363,572	1,178,265	2,772,407	4,598,931	1,446,712	-
End of Year or Period	$1,299,121	$1,363,572	$1,605,428	$2,772,407	$1,119,113	$1,446,712
Undistributed Net Investment Income	$17,977	$16,931	$17,511	$40,476	$28,573	$1,580

(1)	Effective May 1, 2011, the Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended, under which, the Fund offers two separate share classes, Class I and Class P (see Note 1 in Notes to Financial Statements).
(2)	Operations commenced on May 2, 2011.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (1) (Continued)

(In thousands)

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Period Ended December 31, 2012
	Managed Bond Portfolio		Short Duration Bond Portfolio		Emerging Markets Debt Portfolio (2)
OPERATIONS
Net investment income	$180,773	$209,726	$30,994	$23,218	$31,353
Net realized gain	236,194	67,134	13,142	2,222	6,128
Change in net unrealized appreciation (depreciation)	176,484	(37,866)	31,125	(9,927)	61,179
Net Increase in Net Assets Resulting from Operations	593,451	238,994	75,261	15,513	98,660
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class I	(75,142)	(105,416)	(2,111)	(15,061)	(156)
Class P	(205,470)	(59,211)	(22,951)	(8,448)	(21,844)
Net realized gains
Class I	(1,649)	(214,428)	-	-	-
Class P	(4,212)	-	-	-	-
Net Decrease from Dividends and Distributions to Shareholders	(286,473)	(379,055)	(25,062)	(23,509)	(22,000)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	112,052	119,524	84,484	62,589	7,934
Class P	386,259	5,011,295	1,075,692	1,665,839	969,780
Dividend and distribution reinvestments
Class I	76,791	319,844	2,111	15,061	156
Class P	209,682	59,211	22,951	8,448	21,844
Cost of shares repurchased
Class I	(167,846)	(5,271,347)	(55,017)	(1,471,602)	(409)
Class P	(1,868,953)	(387,003)	(498,740)	(132,630)	(85,566)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,252,015)	(148,476)	631,481	147,705	913,739
NET INCREASE (DECREASE) IN NET ASSETS	(945,037)	(288,537)	681,680	139,709	990,399
NET ASSETS
Beginning of Year or Period	6,087,735	6,376,272	1,773,726	1,634,017	-
End of Year or Period	$5,142,698	$6,087,735	$2,455,406	$1,773,726	$990,399
Undistributed Net Investment Income	$49,319	$139,794	$6,935	$1,000	$8,440

(1)	Effective May 1, 2011, the Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended, under which, the Fund offers two separate share classes, Class I and Class P (see Note 1 in Notes to Financial Statements).
(2)	Operations commenced on April 30, 2012.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (1) (Continued)

(In thousands)

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
	American Funds Growth Portfolio		American Funds Growth-Income Portfolio		Comstock Portfolio
OPERATIONS
Net investment income	$519	$2,324	$8,204	$15,071	$38,680	$34,091
Net realized gain (loss)	40,190	(64,670)	50,897	(214,656)	213,862	112,339
Change in net unrealized appreciation (depreciation)	52,155	31,695	100,004	176,514	142,715	(186,507)
Net Increase (Decrease) in Net Assets Resulting from Operations	92,864	(30,651)	159,105	(23,071)	395,257	(40,077)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class I	(352)	(480)	(2,221)	(1,980)	(2,531)	(12,340)
Class P	(572)	(1,470)	(8,630)	(10,150)	(41,100)	(14,130)
Net realized gains
Class I	-	-	-	-	(6,235)	(16,362)
Class P	-	-	-	-	(106,104)	-
Net Decrease from Dividends and Distributions to Shareholders	(924)	(1,950)	(10,851)	(12,130)	(155,970)	(42,832)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	19,002	29,679	12,828	13,425	20,738	11,616
Class P	39,523	538,109	45,006	982,214	396,825	2,147,709
Dividend and distribution reinvestments
Class I	352	480	2,221	1,980	8,766	28,702
Class P	572	1,470	8,630	10,150	147,204	14,130
Cost of shares repurchased
Class I	(45,712)	(822,549)	(30,363)	(1,220,496)	(18,989)	(2,129,067)
Class P	(550,712)	(48)	(686,834)	(68)	(848,699)	(120,659)
Net Decrease in Net Assets from Capital Share Transactions	(536,975)	(252,859)	(648,512)	(212,795)	(294,155)	(47,569)
NET DECREASE IN NET ASSETS	(445,035)	(285,460)	(500,258)	(247,996)	(54,868)	(130,478)
NET ASSETS
Beginning of Year	711,417	996,877	1,147,156	1,395,152	2,073,163	2,203,641
End of Year	$266,382	$711,417	$646,898	$1,147,156	$2,018,295	$2,073,163
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Effective May 1, 2011, the Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended, under which, the Fund offers two separate share classes, Class I and Class P (see Note 1 in Notes to Financial Statements).
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (1) (Continued)

(In thousands)

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
	Dividend Growth Portfolio		Equity Index Portfolio		Focused 30 Portfolio
OPERATIONS
Net investment income (loss)	$15,001	$14,266	$46,726	$47,602	($62)	($463)
Net realized gain (loss)	65,107	17,229	196,576	(11,745)	169	11,619
Change in net unrealized appreciation (depreciation)	48,062	3,492	95,828	12,491	22,731	(23,353)
Net Increase (Decrease) in Net Assets Resulting from Operations	128,170	34,987	339,130	48,348	22,838	(12,197)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class I	(2,932)	(5,620)	(19,937)	(23,460)	-	-
Class P	(13,624)	(5,520)	(32,905)	(13,610)	-	-
Net realized gains
Class I	(3,731)	(52,880)	-	-	(11,617)	-
Class P	(13,498)	-	-	-	(1)	-
Net Decrease from Dividends and Distributions to Shareholders	(33,785)	(64,020)	(52,842)	(37,070)	(11,618)	-
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	30,992	27,193	110,885	50,799	30,127	12,041
Class P	29,250	918,884	101,955	1,733,955	-	10
Dividend and distribution reinvestments
Class I	6,663	58,500	19,937	23,460	11,617	-
Class P	27,122	5,520	32,905	13,610	1	-
Cost of shares repurchased
Class I	(28,419)	(984,468)	(142,381)	(1,974,748)	(40,160)	(48,036)
Class P	(347,194)	(72,559)	(779,703)	(142,256)	-	-
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(281,586)	(46,930)	(656,402)	(295,180)	1,585	(35,985)
NET INCREASE (DECREASE) IN NET ASSETS	(187,201)	(75,963)	(370,114)	(283,902)	12,805	(48,182)
NET ASSETS
Beginning of Year	1,004,063	1,080,026	2,358,119	2,642,021	101,119	149,301
End of Year	$816,862	$1,004,063	$1,988,005	$2,358,119	$113,924	$101,119
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Effective May 1, 2011, the Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended, under which, the Fund offers two separate share classes, Class I and Class P (see Note 1 in Notes to Financial Statements).
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (1) (Continued)

(In thousands)

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
	Growth LT Portfolio		Large-Cap Growth Portfolio		Large-Cap Value Portfolio
OPERATIONS
Net investment income (loss)	$5,060	$8,344	$1,311	($2,456)	$62,418	$58,685
Net realized gain	142,610	191,447	187,962	180,858	237,914	78,354
Change in net unrealized appreciation (depreciation)	6,214	(269,969)	26,545	(156,925)	176,298	9,303
Net Increase (Decrease) in Net Assets Resulting from Operations	153,884	(70,178)	215,818	21,477	476,630	146,342
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class I	(3,757)	(4,790)	-	-	(5,962)	(23,810)
Class P	(1,587)	(2,070)	(1,150)	-	(63,013)	(21,230)
Net realized gains
Class I	(146,739)	(54,565)	(23,548)	(159,514)	(7,725)	(12,868)
Class P	(44,708)	-	(157,310)	-	(70,630)	-
Net Decrease from Dividends and Distributions to Shareholders	(196,791)	(61,425)	(182,008)	(159,514)	(147,330)	(57,908)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	13,249	12,497	40,036	29,937	22,761	28,006
Class P	3,802	706,083	125,414	1,191,978	503,980	2,717,925
Dividend and distribution reinvestments
Class I	150,496	59,355	23,548	159,514	13,687	36,678
Class P	46,295	2,070	158,460	-	133,643	21,230
Cost of shares repurchased
Class I	(66,450)	(1,197,418)	(44,403)	(1,348,673)	(56,740)	(2,982,407)
Class P	(625,103)	(41,956)	(231,546)	(121,534)	(940,878)	(180,458)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(477,711)	(459,369)	71,509	(88,778)	(323,547)	(359,026)
NET INCREASE (DECREASE) IN NET ASSETS	(520,618)	(590,972)	105,319	(226,815)	5,753	(270,592)
NET ASSETS
Beginning of Year	1,033,466	1,624,438	1,177,398	1,404,213	2,832,318	3,102,910
End of Year	$512,848	$1,033,466	$1,282,717	$1,177,398	$2,838,071	$2,832,318
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Effective May 1, 2011, the Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended, under which, the Fund offers two separate share classes, Class I and Class P (see Note 1 in Notes to Financial Statements).
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (1) (Continued)

(In thousands)

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
	Long/Short Large-Cap Portfolio		Main Street Core Portfolio		Mid-Cap Equity Portfolio
OPERATIONS
Net investment income	$12,082	$10,596	$19,294	$13,301	$8,979	$8,829
Net realized gain	109,693	168,557	181,913	61,815	149,906	218,572
Change in net unrealized appreciation (depreciation)	138,972	(210,418)	35,166	(69,345)	(35,474)	(321,916)
Net Increase (Decrease) in Net Assets Resulting from Operations	260,747	(31,265)	236,373	5,771	123,411	(94,515)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class I	(261)	(3,210)	(5,463)	(6,760)	(2,068)	(3,100)
Class P	(12,755)	(5,040)	(12,408)	(4,050)	(7,681)	(3,780)
Net realized gains
Class I	(3,946)	(165,499)	(23,509)	(115,329)	(66,096)	(268,886)
Class P	(164,610)	-	(38,304)	-	(152,476)	-
Net Decrease from Dividends and Distributions to Shareholders	(181,572)	(173,749)	(79,684)	(126,139)	(228,321)	(275,766)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	8,562	12,518	19,829	16,545	13,187	19,203
Class P	295,495	1,565,662	131,899	921,101	32,778	1,573,316
Dividend and distribution reinvestments
Class I	4,207	168,709	28,972	122,089	68,164	271,986
Class P	177,365	5,040	50,712	4,050	160,157	3,780
Cost of shares repurchased
Class I	(8,042)	(1,609,665)	(97,566)	(998,571)	(62,365)	(1,728,046)
Class P	(571,728)	(110,367)	(228,860)	(83,255)	(752,616)	(84,650)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(94,141)	31,897	(95,014)	(18,041)	(540,695)	55,589
NET INCREASE (DECREASE) IN NET ASSETS	(14,966)	(173,117)	61,675	(138,409)	(645,605)	(314,692)
NET ASSETS
Beginning of Year	1,428,745	1,601,862	1,381,251	1,519,660	1,716,788	2,031,480
End of Year	$1,413,779	$1,428,745	$1,442,926	$1,381,251	$1,071,183	$1,716,788
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Effective May 1, 2011, the Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended, under which, the Fund offers two separate share classes, Class I and Class P (see Note 1 in Notes to Financial Statements).
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (1) (Continued)

(In thousands)

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
	Mid-Cap Growth Portfolio		Mid-Cap Value Portfolio		Small-Cap Equity Portfolio
OPERATIONS
Net investment income (loss)	$4,909	($2,873)	$14,624	$11,947	$18,744	$9,382
Net realized gain	58,882	198,906	73,732	100,829	28,717	43,828
Change in net unrealized appreciation (depreciation)	12,938	(268,190)	80,984	(170,913)	108,991	(88,809)
Net Increase (Decrease) in Net Assets Resulting from Operations	76,729	(72,157)	169,340	(58,137)	156,452	(35,599)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class I	(823)	-	(504)	(32,907)	(681)	(2,580)
Class P	(3,087)	-	(14,454)	(4,820)	(16,911)	(4,490)
Net realized gains
Class I	(47,680)	(74,196)	(3,727)	(212,605)	(2,166)	(161,674)
Class P	(151,224)	-	(97,101)	-	(41,662)	-
Net Decrease from Dividends and Distributions to Shareholders	(202,814)	(74,196)	(115,786)	(250,332)	(61,420)	(168,744)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	31,966	48,868	25,117	25,060	16,294	20,075
Class P	37,054	954,082	561,776	1,116,315	89,135	1,060,100
Dividend and distribution reinvestments
Class I	48,503	74,196	4,231	245,512	2,847	164,254
Class P	154,311	-	111,555	4,820	58,573	4,490
Cost of shares repurchased
Class I	(61,348)	(1,199,366)	(22,468)	(1,192,980)	(18,343)	(1,068,247)
Class P	(360,896)	(48,178)	(372,801)	(56,824)	(242,567)	(64,574)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(150,410)	(170,398)	307,410	141,903	(94,061)	116,098
NET INCREASE (DECREASE) IN NET ASSETS	(276,495)	(316,751)	360,964	(166,566)	971	(88,245)
NET ASSETS
Beginning of Year	992,236	1,308,987	1,010,689	1,177,255	1,001,124	1,089,369
End of Year	$715,741	$992,236	$1,371,653	$1,010,689	$1,002,095	$1,001,124
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Effective May 1, 2011, the Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended, under which, the Fund offers two separate share classes, Class I and Class P (see Note 1 in Notes to Financial Statements).
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (1) (Continued)

(In thousands)

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
	Small-Cap Growth Portfolio		Small-Cap Index Portfolio		Small-Cap Value Portfolio
OPERATIONS
Net investment income (loss)	$1,357	($3,342)	$10,404	$3,518	$10,352	$8,669
Net realized gain	75,252	63,463	12,046	10,126	35,325	49,014
Change in net unrealized appreciation (depreciation)	(9,504)	(77,838)	60,216	(34,979)	7,199	(42,569)
Net Increase (Decrease) in Net Assets Resulting from Operations	67,105	(17,717)	82,666	(21,335)	52,876	15,114
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class I	(87)	-	(3,903)	(2,340)	(3,177)	(4,220)
Class P	(923)	-	(5,065)	(230)	(7,421)	(2,650)
Net realized gains
Class I	(15,481)	(78,108)	(5,974)	-	(17,922)	(81,508)
Class P	(47,983)	-	(4,152)	-	(31,093)	-
Net Decrease from Dividends and Distributions to Shareholders	(64,474)	(78,108)	(19,094)	(2,570)	(59,613)	(88,378)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	16,139	26,520	29,942	30,602	15,328	32,450
Class P	11,714	503,364	305,336	62,580	237	361,891
Dividend and distribution reinvestments
Class I	15,568	78,108	9,877	2,340	21,099	85,728
Class P	48,906	-	9,217	230	38,514	2,650
Cost of shares repurchased
Class I	(30,150)	(594,464)	(64,499)	(163,525)	(38,768)	(500,947)
Class P	(118,448)	(25,304)	(18,888)	(4,158)	(32,632)	(26,664)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(56,271)	(11,776)	270,985	(71,931)	3,778	(44,892)
NET INCREASE (DECREASE) IN NET ASSETS	(53,640)	(107,601)	334,557	(95,836)	(2,959)	(118,156)
NET ASSETS
Beginning of Year	551,122	658,723	411,528	507,364	494,614	612,770
End of Year	$497,482	$551,122	$746,085	$411,528	$491,655	$494,614
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Effective May 1, 2011, the Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended, under which, the Fund offers two separate share classes, Class I and Class P (see Note 1 in Notes to Financial Statements).
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (1) (Continued)

(In thousands)

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
	Health Sciences Portfolio		Real Estate Portfolio		Technology Portfolio
OPERATIONS
Net investment income (loss)	($684)	($1,234)	$15,970	$2,858	($386)	($425)
Net realized gain	31,557	7,834	30,235	49,991	2,308	6,979
Change in net unrealized appreciation (depreciation)	1,515	5,124	54,814	(15,078)	2,813	(11,110)
Net Increase (Decrease) in Net Assets Resulting from Operations	32,388	11,724	101,019	37,771	4,735	(4,556)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class I	-	-	(3,261)	-	-	-
Class P	-	-	(10,789)	(3,270)	-	-
Net realized gains
Class I	(7,832)	(8,420)	(12,705)	(23,429)	(6,978)	(16,479)
Class P	(1)	-	(37,288)	-	(1)	-
Net Decrease from Dividends and Distributions to Shareholders	(7,833)	(8,420)	(64,043)	(26,699)	(6,979)	(16,479)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	30,673	43,552	43,661	57,333	17,758	29,017
Class P	-	10	527,815	373,453	-	10
Dividend and distribution reinvestments
Class I	7,832	8,420	15,966	23,429	6,978	16,479
Class P	1	-	48,077	3,270	1	-
Cost of shares repurchased
Class I	(29,881)	(37,593)	(55,399)	(468,431)	(26,742)	(42,324)
Class P	-	-	(95,347)	(30,711)	-	-
Net Increase (Decrease) in Net Assets from Capital Share Transactions	8,625	14,389	484,773	(41,657)	(2,005)	3,182
NET INCREASE (DECREASE) IN NET ASSETS	33,180	17,693	521,749	(30,585)	(4,249)	(17,853)
NET ASSETS
Beginning of Year	123,686	105,993	593,714	624,299	72,407	90,260
End of Year	$156,866	$123,686	$1,115,463	$593,714	$68,158	$72,407
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Effective May 1, 2011, the Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended, under which, the Fund offers two separate share classes, Class I and Class P (see Note 1 in Notes to Financial Statements).
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (1) (Continued)

(In thousands)

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
	Emerging Markets Portfolio		International Large-Cap Portfolio		International Small-Cap Portfolio
OPERATIONS
Net investment income	$13,489	$14,327	$41,743	$40,972	$28,024	$21,055
Net realized gain	134,290	181,305	80,545	28,122	10,409	73,721
Change in net unrealized appreciation (depreciation)	148,089	(510,526)	318,626	(308,189)	170,411	(249,800)
Net Increase (Decrease) in Net Assets Resulting from Operations	295,868	(314,894)	440,914	(239,095)	208,844	(155,024)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class I	(3,215)	(17,154)	(6,114)	(30,068)	(1,109)	(24,193)
Class P	(9,785)	(3,964)	(33,919)	(8,479)	(25,922)	(7,063)
Net realized gains
Class I	(45,694)	-	-	-	-	-
Class P	(111,032)	-	-	-	-	-
Net Decrease from Dividends and Distributions to Shareholders	(169,726)	(21,118)	(40,033)	(38,547)	(27,031)	(31,256)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	54,314	69,096	43,774	65,315	12,731	14,342
Class P	46,264	1,243,522	94,348	2,190,840	76,437	1,287,789
Dividend and distribution reinvestments
Class I	48,909	17,154	6,114	30,068	1,109	24,193
Class P	120,817	3,964	33,919	8,479	25,922	7,063
Cost of shares repurchased
Class I	(71,970)	(1,390,570)	(54,938)	(2,192,234)	(11,838)	(988,247)
Class P	(166,286)	(62,759)	(716,481)	(109,429)	(158,209)	(64,924)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	32,048	(119,593)	(593,264)	(6,961)	(53,848)	280,216
NET INCREASE (DECREASE) IN NET ASSETS	158,190	(455,605)	(192,383)	(284,603)	127,965	93,936
NET ASSETS
Beginning of Year	1,397,694	1,853,299	2,194,778	2,479,381	1,088,542	994,606
End of Year	$1,555,884	$1,397,694	$2,002,395	$2,194,778	$1,216,507	$1,088,542
Undistributed/Accumulated Net Investment Income (Loss)	($6,161)	($8,331)	$10,922	$9,895	$3,286	($176)

(1)	Effective May 1, 2011, the Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended, under which, the Fund offers two separate share classes, Class I and Class P (see Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (1) (Continued)

(In thousands)

	Year Ended December 31, 2012	Year Ended December 31, 2011	Period Ended December 31, 2012	Period Ended December 31, 2012
	International Value Portfolio		Currency Strategies Portfolio (2)	Global Absolute Return Portfolio (2)
OPERATIONS
Net investment income (loss)	$49,776	$44,469	($1,873)	$10,716
Net realized loss	(108,100)	(133,961)	(24,041)	(24,199)
Change in net unrealized appreciation (depreciation)	313,584	(118,295)	9,699	10,319
Net Increase (Decrease) in Net Assets Resulting from Operations	255,260	(207,787)	(16,215)	(3,164)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class I	(10,295)	(45,380)	-	-
Class P	(48,122)	(7,484)	-	-
Net realized gains
Class I	-	-	-	-
Class P	-	-	-	-
Net Decrease from Dividends and Distributions to Shareholders	(58,417)	(52,864)	-	-
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	34,202	31,337	374	1,156
Class P	266,076	1,369,823	1,521,796	2,083,670
Dividend and distribution reinvestments
Class I	10,295	45,380	-	-
Class P	48,122	7,484	-	-
Cost of shares repurchased
Class I	(49,728)	(1,377,742)	(146)	(236)
Class P	(377,455)	(68,558)	(47,448)	(50,682)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(68,488)	7,724	1,474,576	2,033,908
NET INCREASE (DECREASE) IN NET ASSETS	128,355	(252,927)	1,458,361	2,030,744
NET ASSETS
Beginning of Year or Period	1,410,555	1,663,482	-	-
End of Year or Period	$1,538,910	$1,410,555	$1,458,361	$2,030,744
Undistributed/Accumulated Net Investment Income (Loss)	$10,919	$21,936	($10,041)	($14,708)

(1)	Effective May 1, 2011, the Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended, under which, the Fund offers two separate share classes, Class I and Class P (see Note 1 in Notes to Financial Statements).
(2)	Operations commenced on September 28, 2012.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (1) (Continued)

(In thousands)

	Period Ended December 31, 2012	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
	Precious Metals Portfolio (2)	American Funds Asset Allocation Portfolio		Pacific Dynamix – Conservative Growth Portfolio
OPERATIONS
Net investment income (loss)	($45)	$8,506	$4,291	$3,610	$3,465
Net realized gain (loss)	(4,032)	5,993	5,405	2,555	7,186
Change in net unrealized appreciation (depreciation)	(127,402)	40,541	(8,343)	9,974	(5,468)
Net Increase (Decrease) in Net Assets Resulting from Operations	(131,479)	55,040	1,353	16,139	5,183
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class I	-	(9,011)	(8,392)	(3,424)	(3,468)
Class P	-
Net realized gains
Class I	-	(5,406)	(3,462)	(7,187)	(7,041)
Class P	-
Net Decrease from Dividends and Distributions to Shareholders	-	(14,417)	(11,854)	(10,611)	(10,509)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	2,650	260,786	72,926	112,650	56,815
Class P	964,577
Dividend and distribution reinvestments
Class I	-	14,417	11,854	10,611	10,509
Class P	-
Cost of shares repurchased
Class I	(159)	(22,893)	(24,408)	(14,364)	(57,281)
Class P	(12,767)
Net Increase in Net Assets from Capital Share Transactions	954,301	252,310	60,372	108,897	10,043
NET INCREASE IN NET ASSETS	822,822	292,933	49,871	114,425	4,717
NET ASSETS
Beginning of Year or Period	-	278,159	228,288	134,491	129,774
End of Year or Period	$822,822	$571,092	$278,159	$248,916	$134,491
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A

(1)	Effective May 1, 2011, the Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended, under which, the Fund offers two separate share classes, Class I and Class P. American Funds Asset Allocation and Pacific Dynamix — Conservative Growth Portfolios presented on these Statements of Changes in Net Assets offer Class I shares only (see Note 1 in Notes to Financial Statements).
(2)	Operations commenced on September 28, 2012.
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (1) (Continued)

(In thousands)

	Year Ended December 31, 2012	Year/Period Ended December 31, 2011	Year Ended December 31, 2012	Year/Period Ended December 31, 2011	Year Ended December 31, 2012	Period Ended December 31, 2011
	Pacific Dynamix – Moderate Growth Portfolio		Pacific Dynamix – Growth Portfolio		Portfolio Optimization Conservative Portfolio (2)
OPERATIONS
Net investment income	$9,530	$6,529	$3,603	$3,224	$92,921	$30,895
Net realized gain	7,110	7,476	8,074	4,907	116,635	3,813
Change in net unrealized appreciation (depreciation)	30,919	(14,033)	17,283	(12,250)	127,051	(6,385)
Net Increase (Decrease) in Net Assets Resulting from Operations	47,559	(28)	28,960	(4,119)	336,607	28,323
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class I	(9,034)	(6,532)	(3,594)	(3,224)	(88,317)	(30,880)
Net realized gains - Class I	(7,475)	(4,894)	(8,562)	(3,323)	(3,812)	(376)
Net Decrease from Dividends and Distributions to Shareholders	(16,509)	(11,426)	(12,156)	(6,547)	(92,129)	(31,256)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class I	323,933	151,612	71,416	94,708	498,987	3,865,473
Dividend and distribution reinvestments - Class I	16,509	11,426	12,156	6,547	92,129	31,256
Cost of shares repurchased - Class I	(16,271)	(20,267)	(25,120)	(10,140)	(614,403)	(341,692)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	324,171	142,771	58,452	91,115	(23,287)	3,555,037
NET INCREASE IN NET ASSETS	355,221	131,317	75,256	80,449	221,191	3,552,104
NET ASSETS
Beginning of Year or Period	289,387	158,070	188,875	108,426	3,552,104	-
End of Year or Period	$644,608	$289,387	$264,131	$188,875	$3,773,295	$3,552,104
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A
	Portfolio Optimization Moderate-Conservative Portfolio (2)		Portfolio Optimization Moderate Portfolio (2)		Portfolio Optimization Growth Portfolio (2)
OPERATIONS
Net investment income	$110,211	$30,739	$316,315	$99,459	$226,185	$67,139
Net realized gain (loss)	154,271	713	772,887	(10,432)	725,721	(12,372)
Change in net unrealized appreciation (depreciation)	211,855	(66,527)	738,475	(447,829)	731,988	(556,732)
Net Increase (Decrease) in Net Assets Resulting from Operations	476,337	(35,075)	1,827,677	(358,802)	1,683,894	(501,965)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class I	(104,748)	(30,724)	(300,650)	(99,410)	(214,990)	(67,107)
Net realized gains - Class I	(713)	-	-	-	-	-
Net Decrease from Dividends and Distributions to Shareholders	(105,461)	(30,724)	(300,650)	(99,410)	(214,990)	(67,107)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class I	538,387	4,379,619	266,050	16,043,212	35,963	13,967,454
Dividend and distribution reinvestments - Class I	105,461	30,724	300,650	99,410	214,990	67,107
Cost of shares repurchased - Class I	(351,667)	(306,095)	(1,534,049)	(1,171,677)	(1,656,465)	(923,574)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	292,181	4,104,248	(967,349)	14,970,945	(1,405,512)	13,110,987
NET INCREASE IN NET ASSETS	663,057	4,038,449	559,678	14,512,733	63,392	12,541,915
NET ASSETS
Beginning of Year or Period	4,038,449	-	14,512,733	-	12,541,915	-
End of Year or Period	$4,701,506	$4,038,449	$15,072,411	$14,512,733	$12,605,307	$12,541,915
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Effective May 1, 2011, the Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended, under which, the Fund offers two separate share classes, Class I and Class P. All portfolios presented on these Statements of Changes in Net Assets offer Class I shares only (see Note 1 in Notes to Financial Statements).
(2)	Operations commenced on May 2, 2011.
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (1) (Continued)

(In thousands)

	Year Ended December 31, 2012	Period Ended December 31, 2011
	Portfolio Optimization Aggressive-Growth Portfolio (2)
OPERATIONS
Net investment income	$38,672	$12,208
Net realized gain (loss)	153,092	(9,858)
Change in net unrealized appreciation (depreciation)	191,119	(165,401)
Net Increase (Decrease) in Net Assets Resulting from Operations	382,883	(163,051)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income - Class I	(36,761)	(12,202)
Net realized gains - Class I	-	-
Net Decrease from Dividends and Distributions to Shareholders	(36,761)	(12,202)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class I	17,103	3,135,312
Dividend and distribution reinvestments - Class I	36,761	12,202
Cost of shares repurchased - Class I	(428,112)	(309,523)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(374,248)	2,837,991
NET INCREASE (DECREASE) IN NET ASSETS	(28,126)	2,662,738
NET ASSETS
Beginning of Year or Period	2,662,738	-
End of Year or Period	$2,634,612	$2,662,738
Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A

(1)	Effective May 1, 2011, the Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended, under which, the Fund offers two separate share classes, Class I and Class P. The portfolio presented on these Statements of Changes in Net Assets offers Class I shares only (see Note 1 in Notes to Financial Statements).
(2)	Operations commenced on May 2, 2011.
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENT OF CASH FLOWS (1)

FOR THE YEAR ENDED DECEMBER 31, 2012

(In thousands)

	Inflation Managed Portfolio	Long/Short Large-Cap Portfolio
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$207,265	$260,747
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(1,730,808)	(1,486,660)
Proceeds from disposition of long-term securities	3,708,562	1,807,975
Purchases to cover securities sold short	(1,081)	(543,288)
Proceeds from securities sold short	-	494,824
Proceeds (purchases) of short-term securities, net	202,764	(5,653)
Proceeds (purchases) of foreign currency transactions	(2,566)	-
(Increase) decrease in deposits with brokers for securities sold short	1,081	-
(Increase) decrease in cash collateral received for securities on loan (2)	-	23,177
Decrease in dividends and interest receivable	14,333	1,258
(Increase) decrease in receivable for securities sold	72,709	(3,962)
(Increase) decrease in receivable for swap agreements	1,832	-
(Increase) decrease in swap premiums	8,160	-
Increase in prepaid expenses and other assets	(9)	(8)
Increase (decrease) in payable upon return of securities loaned	-	(23,177)
Decrease in payable for securities purchased	(1,689,353)	(1,950)
Increase (decrease) in payable due to custodian	-	3
Increase (decrease) in payable due to broker	(7,265)	-
(Increase) decrease in variation margin	454	(871)
Decrease in accrued advisory fees	(396)	(81)
Increase in accrued service fees	9	1
Increase (decrease) in accrued support service expenses	(7)	3
Increase (decrease) in accrued custodian, and portfolio accounting and tax fees	(6)	20
Decrease in accrued shareholder report expenses	(36)	(10)
Increase (decrease) in accrued trustees’ fees and expenses and deferred compensation	(6)	-
Decrease in accrued dividends and interest payable (3)	(132)	(290)
Decrease in accrued other payables	(33)	(6)
Change in net unrealized appreciation on investment securities	(78,892)	(139,058)
Change in net unrealized (appreciation) depreciation on written options	4,750	-
Change in net unrealized (appreciation) depreciation on foreign currencies	(6,925)	-
Change in net unrealized (appreciation) depreciation on swaps (4)	(4,811)	-
Net realized gain on investment securities	(63,150)	(106,858)
Net realized (gain) loss on written options	(6,386)	-
Net realized loss on foreign currency	2,627	1
Net amortization on investments	18,406	5
Net cash provided by operating activities	651,090	276,142

CASH FLOWS FROM FINANCING ACTIVITIES (5):
Proceeds from shares sold	302,202	303,989
Payments on shares redeemed	(1,677,056)	(580,134)
Increase (decrease) in payable for reverse repurchase agreements	(306,962)	-
Increase (decrease) in payable for sale-buyback financing transactions	1,029,797	-
Net cash used in financing activities	(652,019)	(276,145)

NET DECREASE IN CASH AND FOREIGN CURRENCY	(929)	(3)

CASH AND FOREIGN CURRENCY:
Beginning of Year	1,603	1,048
End of Year	$674	$1,045

(1)	Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amounts shown in the Statement of Cash Flows are the amounts included within the Statements of Assets and Liabilities and include cash and foreign currency, if any, on hand at the custodian bank and do not include any short-term investments. The Inflation Managed and Long/Short Large-Cap Portfolios have not met the exemption criteria under the Financial Accounting Standards Board Accounting Standards Codification Topic 230, Statement of Cash Flows, and therefore includes a Statement of Cash Flows. All other portfolios have met the exemption criteria.
(2)	Cash collateral is received by the Long/Short Large-Cap Portfolio for securities on loan which is used as collateral to cover securities sold short and is therefore uninvested (See Note 8 in Notes to Financial Statements).
(3)	Interest and commitment fees paid by the Inflation Managed and Long/Short Large-Cap Portfolios were $1,703 and $2,044, respectively.
(4)	Excludes centrally cleared swaps included in variation margin.
(5)	Reinvestment of dividends for the Inflation Managed and Long/Short Large-Cap Portfolios were $329,284 and $181,572, respectively.

See Notes to Financial Statements

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)		Total from Investment Operations		Distributions from Net Investment Income		Distributions from Capital Gains	Total Distributions		Net Asset Value, End of Year or Period	Total Returns (2)		Net Assets, End of Year or Period (in thousands)	Ratio of Expenses Before Expense Reductions to Average Net Assets (3)	Ratio of Expenses After Expense Reductions to Average Net Assets (3), (4)	Ratio of Net Investment Income (Loss) After Expense Reductions To Average Net Assets (3)	Portfolio Turnover Rates
Cash Management
Class I
2012	$10.09	$-	$-		$-		($-	) (5)	$-	($-	) (5)	$10.09	0.00%		$638,998	0.38%	0.11%	0.00%	N/A
2011	10.09	-	(-	) (5)	(-	) (5)	-		-	-		10.09	0.00%		831,451	0.37%	0.14%	0.00%	N/A
2010	10.09	(0.01)	0.01		(-	) (5)	(-	) (5)	-	(-	) (5)	10.09	(0.05%)		861,260	0.37%	0.32%	(0.06%)	N/A
2009	10.10	0.02	(0.01)		0.01		(0.02)		-	(0.02)		10.09	0.17%		1,157,560	0.36%	0.36%	0.20%	N/A
2008	10.08	0.23	0.01		0.24		(0.22)		-	(0.22)		10.10	2.36%		1,658,923	0.35%	0.35%	2.29%	N/A
Class P
2012	10.09	-	-		-		(0.03)		-	(0.03)		10.06	0.00%		39	0.18%	0.11%	0.00%	N/A
2011 (6)	10.09	-	-		-		-		-	-		10.09	0.00%		39	0.17%	0.11%	0.00%	N/A
Diversified Bond
Class I
2012	$7.86	$0.24	$0.41		$0.65		($0.24)		($0.07)	($0.31)		$8.20	8.37%		$113,422	0.64%	0.64%	2.89%	366.17%
2011	10.01	0.34	0.25		0.59		(2.74)		-	(2.74)		7.86	5.94%		106,167	0.66%	0.66%	3.36%	701.34%
2010	9.54	0.35	0.41	(7)	0.76		(0.29)		-	(0.29)		10.01	8.04	% (7)	2,956,901	0.63%	0.63%	3.48%	889.86%
2009	8.63	0.35	0.89		1.24		(0.33)		-	(0.33)		9.54	14.13%		2,080,046	0.64%	0.64%	3.79%	515.78%
2008	9.77	0.42	(1.19)		(0.77)		(0.37)		-	(0.37)		8.63	(7.80%)		1,859,147	0.63%	0.63%	4.50%	720.07%
Class P
2012	10.44	0.33	0.56		0.89		(0.34)		(0.07)	(0.41)		10.92	8.58%		3,140,370	0.45%	0.45%	3.08%	366.17%
2011 (6)	10.24	0.23	0.16		0.39		(0.19)		-	(0.19)		10.44	3.85%		2,949,455	0.45%	0.45%	3.36%	701.34%
Floating Rate Loan
Class I
2012	$5.70	$0.28	$0.17		$0.45		($0.30)		$-	($0.30)		$5.85	8.10%		$85,212	1.01%	0.91%	4.82%	151.82%
2011	7.50	0.47	(0.29)		0.18		(1.98)		-	(1.98)		5.70	2.50%		79,461	1.02%	0.92%	6.22%	80.75%
2010	7.32	0.45	0.08		0.53		(0.35)		-	(0.35)		7.50	7.27%		1,047,233	1.03%	0.97%	6.03%	97.23%
2009	6.16	0.31	1.17		1.48		(0.32)		-	(0.32)		7.32	24.31%		962,607	1.02%	1.02%	4.44%	71.37%
2008	9.41	0.62	(3.28)		(2.66)		(0.59)		-	(0.59)		6.16	(29.28%)		657,136	1.02%	1.02%	7.35%	32.13%
Class P
2012	7.45	0.38	0.22		0.60		(0.39)		-	(0.39)		7.66	8.31%		883,978	0.81%	0.71%	5.02%	151.82%
2011 (6)	7.67	0.26	(0.24)		0.02		(0.24)		-	(0.24)		7.45	0.32%		972,895	0.79%	0.69%	5.14%	80.75%
High Yield Bond
Class I
2012	$5.87	$0.40	$0.48		$0.88		($0.44)		$-	($0.44)		$6.31	15.30%		$399,742	0.64%	0.64%	6.52%	98.32%
2011	6.41	0.48	(0.26)		0.22		(0.76)		-	(0.76)		5.87	3.42%		340,009	0.64%	0.64%	7.33%	91.42%
2010	6.06	0.51	0.34	(7)	0.85		(0.50)		-	(0.50)		6.41	14.52	% (7)	1,178,265	0.63%	0.63%	8.06%	120.48%
2009	4.66	0.50	1.33		1.83		(0.43)		-	(0.43)		6.06	39.87%		1,140,825	0.64%	0.64%	9.05%	112.27%
2008	6.58	0.50	(1.92)		(1.42)		(0.50)		-	(0.50)		4.66	(22.20%)		651,950	0.63%	0.63%	8.35%	43.18%
Class P
2012	6.34	0.45	0.51		0.96		(0.48)		-	(0.48)		6.82	15.53%		899,379	0.44%	0.44%	6.75%	98.32%
2011 (6)	6.76	0.31	(0.43)		(0.12)		(0.30)		-	(0.30)		6.34	(1.79%)		1,023,563	0.43%	0.43%	7.32%	91.42%
Inflation Managed
Class I
2012	$11.85	$0.29	$0.80		$1.09		($0.29)		($2.02)	($2.31)		$10.63	9.87%		$715,700	0.74%	0.74%	2.62%	50.05%
2011	11.80	0.32	1.03		1.35		(0.75)		(0.55)	(1.30)		11.85	11.85%		686,265	0.64%	0.64%	2.68%	430.18%
2010	11.06	0.19	0.78		0.97		(0.23)		-	(0.23)		11.80	8.78%		4,598,931	0.63%	0.63%	1.63%	406.13%
2009	9.94	0.27	1.74		2.01		(0.44)		(0.45)	(0.89)		11.06	20.80%		4,333,598	0.64%	0.64%	2.56%	623.14%
2008	11.35	0.44	(1.47)		(1.03)		(0.32)		(0.06)	(0.38)		9.94	(9.34%)		3,983,585	0.64%	0.63%	3.91%	1,070.59%
Class P
2012	13.09	0.29	0.94		1.23		(0.38)		(2.02)	(2.40)		11.92	10.09%		889,728	0.50%	0.50%	2.31%	50.05%
2011 (6)	12.36	0.15	0.70		0.85		(0.12)		-	(0.12)		13.09	6.94%		2,086,142	0.43%	0.43%	1.69%	430.18%

See Notes to Financial Statements	See explanation of references on pages C-40 and C-41

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (Continued) (1)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Capital Gains	Total Distributions		Net Asset Value, End of Year or Period	Total Returns (2)		Net Assets, End of Year or Period (in thousands)	Ratio of Expenses Before Expense Reductions to Average Net Assets (3)	Ratio of Expenses After Expense Reductions to Average Net Assets (3), (4)	Ratio of Net Investment Income (Loss) After Expense Reductions To Average Net Assets (3)	Portfolio Turnover Rates
Inflation Protected
Class I
2012	$10.33	$0.06	$0.51	$0.57	($0.04)		($0.04)	($0.08)		$10.82	5.51%		$24,847	0.58%	0.58%	0.55%	151.92%
2011 (8)	10.00	0.14	0.66	0.80	(0.29)		(0.18)	(0.47)		10.33	8.08%		19,509	0.58%	0.58%	2.08%	226.31%
Class P
2012	10.44	0.07	0.53	0.60	(0.05)		(0.04)	(0.09)		10.95	5.72%		1,094,266	0.38%	0.38%	0.66%	151.92%
2011 (6), (8)	10.00	(0.01)	0.81	0.80	(0.18)		(0.18)	(0.36)		10.44	8.10%		1,427,203	0.38%	0.38%	(0.15%)	226.31%
Managed Bond
Class I
2012	$10.99	$0.35	$0.81	$1.16	($0.59)		($0.01)	($0.60)		$11.55	10.72%		$1,514,555	0.64%	0.64%	3.06%	662.17%
2011	11.67	0.36	0.08	0.44	(0.71)		(0.41)	(1.12)		10.99	3.84%		1,420,022	0.64%	0.64%	3.07%	588.84%
2010	11.08	0.37	0.62 (7)	0.99	(0.40)		-	(0.40)		11.67	8.96	% (7)	6,376,272	0.63%	0.63%	3.20%	618.75%
2009	10.52	0.55	1.54	2.09	(0.75)		(0.78)	(1.53)		11.08	21.01%		5,005,993	0.64%	0.64%	5.03%	744.21%
2008	11.34	0.60	(0.80)	(0.20)	(0.51)		(0.11)	(0.62)		10.52	(1.71%)		4,409,227	0.64%	0.64%	5.39%	1,137.03%
Class P
2012	11.97	0.41	0.88	1.29	(0.67)		(0.01)	(0.68)		12.58	10.94%		3,628,143	0.44%	0.44%	3.27%	662.17%
2011 (6)	11.96	0.30	(0.14)	0.16	(0.15)		-	(0.15)		11.97	1.41%		4,667,713	0.44%	0.44%	3.77%	588.84%
Short Duration Bond
Class I
2012	$9.20	$0.11	$0.18	$0.29	($0.07)		$-	($0.07)		$9.42	3.19%		$277,735	0.64%	0.64%	1.16%	101.30%
2011	9.45	0.11	(0.03)	0.08	(0.33)		-	(0.33)		9.20	0.87%		240,422	0.66%	0.66%	1.16%	229.73%
2010	9.27	0.14	0.18 (7)	0.32	(0.14)		-	(0.14)		9.45	3.40	% (7)	1,634,017	0.63%	0.63%	1.52%	170.58%
2009	8.81	0.28	0.46	0.74	(0.28)		-	(0.28)		9.27	8.66%		1,446,376	0.64%	0.64%	3.06%	181.12%
2008	9.65	0.36	(0.84)	(0.48)	(0.36)		-	(0.36)		8.81	(5.09%)		1,572,389	0.63%	0.63%	3.80%	117.51%
Class P
2012	9.45	0.13	0.20	0.33	(0.10)		-	(0.10)		9.68	3.40%		2,177,671	0.44%	0.44%	1.33%	101.30%
2011 (6)	9.51	0.10	(0.07)	0.03	(0.09)		-	(0.09)		9.45	0.34%		1,533,304	0.46%	0.46%	1.58%	229.73%
Emerging Markets Debt (9)
Class I
2012	$10.00	$0.35	$0.71	$1.06	($0.24)		$-	($0.24)		$10.82	10.60%		$7,809	1.03%	1.03%	4.90%	27.11%
Class P
2012	10.00	0.34	0.74	1.08	(0.25)		-	(0.25)		10.83	10.74%		982,590	0.84%	0.84%	4.91%	27.11%
American Funds Growth (10)
Class I
2012	$8.01	$0.04	$1.36	$1.40	($0.02)		$-	($0.02)		$9.39	17.45%		$209,921	0.97%	0.63%	0.40%	3.19%
2011	8.42	0.01	(0.40)	(0.39)	(0.02)		-	(0.02)		8.01	(4.66%)		203,021	0.97%	0.63%	0.09%	3.15%
2010	7.12	0.02	1.28	1.30	(-	) (5)	-	(-	) (5)	8.42	18.26%		996,877	0.97%	0.63%	0.32%	4.44%
2009	6.87	0.01	2.23	2.24	(0.01)		(1.98)	(1.99)		7.12	38.86%		927,858	0.98%	0.64%	0.10%	6.22%
2008	14.40	0.07	(5.70)	(5.63)	(0.06)		(1.84)	(1.90)		6.87	(44.19%)		1,186,214	0.96%	0.62%	0.62%	5.66%
Class P
2012	8.01	(0.01)	1.43	1.42	(0.06)		-	(0.06)		9.37	17.68%		56,461	0.76%	0.42%	(0.13%)	3.19%
2011 (6)	9.19	0.04	(1.20)	(1.16)	(0.02)		-	(0.02)		8.01	(12.58%)		508,396	0.77%	0.42%	0.67%	3.15%
American Funds Growth-Income (10)
Class I
2012	$9.03	$0.12	$1.43	$1.55	($0.12)		$-	($0.12)		$10.46	17.06%		$202,691	0.96%	0.62%	1.22%	2.34%
2011	9.34	0.03	(0.24)	(0.21)	(0.10)		-	(0.10)		9.03	(2.24%)		189,047	0.96%	0.63%	0.31%	2.35%
2010	8.41	0.09	0.84	0.93	(-	) (5)	-	(-	) (5)	9.34	11.03%		1,395,152	0.96%	0.62%	1.02%	3.50%
2009	7.27	0.09	1.97	2.06	(0.09)		(0.83)	(0.92)		8.41	30.74%		1,496,349	0.97%	0.63%	1.23%	6.40%
2008	12.47	0.14	(4.75)	(4.61)	(0.14)		(0.45)	(0.59)		7.27	(38.08%)		1,158,811	0.96%	0.62%	1.32%	15.79%
Class P
2012	9.05	0.08	1.48	1.56	(0.18)		-	(0.18)		10.43	17.30%		444,207	0.76%	0.42%	0.77%	2.34%
2011 (6)	10.01	0.16	(1.02)	(0.86)	(0.10)		-	(0.10)		9.05	(8.63%)		958,109	0.76%	0.41%	2.60%	2.35%

See Notes to Financial Statements	See explanation of references on pages C-40 and C-41

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (Continued) (1)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Year or Period	Total Returns (2)		Net Assets, End of Year or Period (in thousands)	Ratio of Expenses Before Expense Reductions to Average Net Assets (3)	Ratio of Expenses After Expense Reductions to Average Net Assets (3), (4)	Ratio of Net Investment Income (Loss) After Expense Reductions To Average Net Assets (3)	Portfolio Turnover Rates
Comstock
Class I
2012	$7.46	$0.12	$1.21	$1.33	($0.16)	($0.41)	($0.57)	$8.22	18.54%		$138,115	0.92%	0.91%	1.55%	29.73%
2011	8.61	0.12	(0.30)	(0.18)	(0.90)	(0.07)	(0.97)	7.46	(2.11%)		115,096	0.93%	0.91%	1.34%	27.37%
2010	7.55	0.10	1.06	1.16	(0.10)	-	(0.10)	8.61	15.42%		2,203,641	0.92%	0.92%	1.27%	18.86%
2009	5.94	0.10	1.60	1.70	(0.09)	-	(0.09)	7.55	28.68%		2,107,716	0.93%	0.93%	1.51%	33.85%
2008	10.22	0.17	(3.82)	(3.65)	(0.18)	(0.45)	(0.63)	5.94	(36.79%)		1,479,533	0.92%	0.92%	2.05%	55.85%
Class P
2012	8.39	0.16	1.35	1.51	(0.20)	(0.41)	(0.61)	9.29	18.78%		1,880,180	0.72%	0.71%	1.74%	29.73%
2011 (6)	9.45	0.10	(1.10)	(1.00)	(0.06)	-	(0.06)	8.39	(10.56%)		1,958,067	0.73%	0.71%	1.86%	27.37%
Dividend Growth
Class I
2012	$9.21	$0.15	$1.17	$1.32	($0.17)	($0.22)	($0.39)	$10.14	14.55%		$181,496	0.91%	0.91%	1.55%	19.52%
2011	9.73	0.12	0.20	0.32	(0.34)	(0.50)	(0.84)	9.21	3.27%		156,119	0.91%	0.91%	1.16%	15.74%
2010	8.86	0.11	0.84	0.95	(0.08)	-	(0.08)	9.73	10.77%		1,080,026	0.90%	0.90%	1.20%	68.99%
2009	6.80	0.10	2.10	2.20	(0.14)	-	(0.14)	8.86	32.40%		481,930	0.90%	0.90%	1.43%	56.09%
2008	13.50	0.11	(4.75)	(4.64)	(0.11)	(1.95)	(2.06)	6.80	(39.07%)		680,143	0.89%	0.89%	1.02%	46.85%
Class P
2012	10.00	0.18	1.28	1.46	(0.24)	(0.22)	(0.46)	11.00	14.78%		635,366	0.71%	0.71%	1.68%	19.52%
2011 (6)	10.61	0.11	(0.65)	(0.54)	(0.07)	-	(0.07)	10.00	(5.12%)		847,944	0.71%	0.71%	1.65%	15.74%
Equity Index
Class I
2012	$27.11	$0.61	$3.67	$4.28	($0.72)	$-	($0.72)	$30.67	15.77%		$852,780	0.28%	0.28%	2.04%	4.16%
2011	27.47	0.49	- (5)	0.49	(0.85)	-	(0.85)	27.11	1.82%		765,898	0.29%	0.29%	1.74%	3.91%
2010	24.38	0.44	3.17	3.61	(0.52)	-	(0.52)	27.47	14.81%		2,642,021	0.28%	0.28%	1.75%	5.23%
2009	19.59	0.44	4.72	5.16	(0.37)	-	(0.37)	24.38	26.36%		3,772,752	0.28%	0.28%	2.04%	4.53%
2008	33.65	0.59	(12.78)	(12.19)	(0.53)	(1.34)	(1.87)	19.59	(37.35%)		1,738,885	0.28%	0.28%	2.17%	6.21%
Class P
2012	27.76	0.67	3.77	4.44	(0.90)	-	(0.90)	31.30	16.00%		1,135,225	0.08%	0.08%	2.20%	4.16%
2011 (6)	29.93	0.39	(2.32)	(1.93)	(0.24)	-	(0.24)	27.76	(6.43%)		1,592,221	0.09%	0.09%	2.17%	3.91%
Focused 30
Class I
2012	$11.28	($0.01)	$2.52	$2.51	$-	($1.31)	($1.31)	$12.48	23.21%		$113,913	1.07%	1.07%	(0.05%)	20.59%
2011	12.49	(0.04)	(1.17)	(1.21)	-	-	-	11.28	(9.70%)		101,110	1.10%	1.10%	(0.36%)	46.78%
2010	11.32	(0.03)	1.20 (7)	1.17	-	-	-	12.49	10.35	% (7)	149,301	0.99%	0.99%	(0.24%)	36.37%
2009	7.53	(0.01)	3.80	3.79	-	-	-	11.32	50.43%		180,909	0.97%	0.96%	(0.12%)	35.37%
2008	16.12	(0.01)	(7.64)	(7.65)	(0.01)	(0.93)	(0.94)	7.53	(50.14%)		355,475	0.96%	0.96%	(0.05%)	62.01%
Class P
2012	11.30	0.02	2.51	2.53	-	(1.31)	(1.31)	12.52	23.45%		11	0.88%	0.88%	0.14%	20.59%
2011 (6)	13.21	(0.02)	(1.89)	(1.91)	-	-	-	11.30	(14.48%)		9	0.94%	0.94%	(0.22%)	46.78%
Growth LT
Class I
2012	$17.78	$0.11	$2.46	$2.57	($0.13)	($6.85)	($6.98)	$13.37	18.24%		$422,736	0.80%	0.80%	0.75%	44.46%
2011	19.85	0.12	(1.28)	(1.16)	(0.21)	(0.70)	(0.91)	17.78	(6.06%)		404,884	0.79%	0.79%	0.58%	91.34%
2010	18.04	0.11	1.90 (7)	2.01	(0.20)	-	(0.20)	19.85	11.24	% (7)	1,624,438	0.78%	0.78%	0.61%	46.73%
2009	13.29	0.09	4.82	4.91	(0.16)	-	(0.16)	18.04	37.28%		1,606,364	0.78%	0.78%	0.60%	59.65%
2008	26.10	0.13	(9.78)	(9.65)	(0.10)	(3.06)	(3.16)	13.29	(40.95%)		1,247,198	0.78%	0.78%	0.68%	68.02%
Class P
2012	18.61	0.11	2.64	2.75	(0.25)	(6.85)	(7.10)	14.26	18.45%		90,112	0.59%	0.59%	0.58%	44.46%
2011 (6)	21.27	0.09	(2.69)	(2.60)	(0.06)	-	(0.06)	18.61	(12.19%)		628,582	0.60%	0.60%	0.74%	91.34%

See Notes to Financial Statements	See explanation of references on pages C-40 and C-41

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (Continued) (1)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Capital Gains	Total Distributions		Net Asset Value, End of Year or Period	Total Returns (2)	Net Assets, End of Year or Period (in thousands)	Ratio of Expenses Before Expense Reductions to Average Net Assets (3)		Ratio of Expenses After Expense Reductions to Average Net Assets (3), (4)		Ratio of Net Investment Income (Loss) After Expense Reductions To Average Net Assets (3)	Portfolio Turnover Rates
Large-Cap Growth
Class I
2012	$5.29	($-	) (5)	$0.89	$0.89	($-	) (5)	($1.01)	($1.01)		$5.17	18.23%	$142,837	0.94%		0.91%		(0.07%)	78.23%
2011	5.92	(0.02)		0.11	0.09	-		(0.72)	(0.72)		5.29	1.07%	124,777	0.94%		0.92%		(0.26%)	76.24%
2010	5.17	-	(5)	0.75	0.75	-		-	-		5.92	14.53%	1,404,213	0.93%		0.91%		0.01%	98.13%
2009	3.68	-	(5)	1.49	1.49	(-	) (5)	-	(-	) (5)	5.17	40.50%	1,318,154	0.95%		0.94%		0.06%	119.32%
2008	9.38	(0.01)		(4.02)	(4.03)	-		(1.67)	(1.67)		3.68	(50.47%)	532,148	0.94%		0.94%		(0.15%)	184.06%
Class P
2012	6.00	0.01		1.01	1.02	(-	) (5)	(1.01)	(1.01)		6.01	18.47%	1,139,880	0.74%		0.71%		0.13%	78.23%
2011 (6)	6.52	(-	) (5)	(0.52)	(0.52)	-		-	-		6.00	(8.01%)	1,052,621	0.74%		0.72%		(0.08%)	76.24%
Large-Cap Value
Class I
2012	$10.82	$0.22		$1.52	$1.74	($0.24)		($0.30)	($0.54)		$12.02	16.40%	$308,064	0.82%		0.82%		1.87%	25.44%
2011	11.29	0.21		0.32	0.53	(0.95)		(0.05)	(1.00)		10.82	4.72%	295,579	0.82%		0.82%		1.76%	16.18%
2010	10.50	0.17		0.79	0.96	(0.17)		-	(0.17)		11.29	9.08%	3,102,910	0.82%		0.82%		1.66%	17.37%
2009	8.68	0.21		1.80	2.01	(0.19)		-	(0.19)		10.50	23.13%	3,278,645	0.82%		0.82%		2.23%	20.75%
2008	14.21	0.21		(5.03)	(4.82)	(0.21)		(0.50)	(0.71)		8.68	(34.80%)	2,065,312	0.82%		0.82%		1.80%	37.42%
Class P
2012	11.74	0.26		1.66	1.92	(0.32)		(0.30)	(0.62)		13.04	16.64%	2,530,007	0.62%		0.62%		2.07%	25.44%
2011 (6)	12.48	0.17		(0.81)	(0.64)	(0.10)		-	(0.10)		11.74	(5.18%)	2,536,739	0.62%		0.62%		2.24%	16.18%
Long/Short Large-Cap
Class I
2012	$7.05	$0.04		$1.10	$1.14	($0.06)		($1.07)	($1.13)		$7.06	18.09%	$31,373	2.25	% (11)	2.23	% (11)	0.62%	138.22	% (11)
2011	9.24	0.05		(0.24)	(0.19)	(0.99)		(1.01)	(2.00)		7.05	(2.60%)	26,085	1.80	% (11)	1.72	% (11)	0.50%	245.57	% (11)
2010	8.30	0.08		0.93	1.01	(0.07)		-	(0.07)		9.24	12.22%	1,601,862	1.70	% (11)	1.58	% (11)	0.89%	245.15	% (11)
2009	6.55	0.07		1.74	1.81	(0.06)		-	(0.06)		8.30	27.56%	1,480,513	1.68	% (11)	1.53	% (11)	0.95%	267.22	% (11)
2008 (12)	10.00	0.05		(3.45)	(3.40)	(0.05)		-	(0.05)		6.55	(33.98%)	727,357	1.76	% (11)	1.63	% (11)	0.95%	181.49	% (11)
Class P
2012	9.01	0.08		1.44	1.52	(0.09)		(1.07)	(1.16)		9.37	18.32%	1,382,406	2.03	% (11)	2.02	% (11)	0.81%	138.22	% (11)
2011 (6)	10.08	0.05		(1.09)	(1.04)	(0.03)		-	(0.03)		9.01	(10.34%)	1,402,660	1.95	% (11)	1.95	% (11)	0.90%	245.57	% (11)
Main Street Core
Class I
2012	$17.71	$0.23		$2.70	$2.93	($0.20)		($0.86)	($1.06)		$19.58	17.02%	$537,634	0.69%		0.69%		1.19%	47.80%
2011	19.40	0.16		(0.07)	0.09	(0.23)		(1.55)	(1.78)		17.71	0.48%	528,925	0.70%		0.70%		0.83%	43.35%
2010	16.83	0.18		2.54	2.72	(0.15)		-	(0.15)		19.40	16.14%	1,519,660	0.68%		0.68%		1.02%	61.54%
2009	13.19	0.20		3.67	3.87	(0.23)		-	(0.23)		16.83	29.36%	1,333,869	0.68%		0.68%		1.43%	122.82%
2008	24.96	0.27		(9.12)	(8.85)	(0.26)		(2.66)	(2.92)		13.19	(38.87%)	1,431,141	0.68%		0.68%		1.39%	132.71%
Class P
2012	19.43	0.29		2.97	3.26	(0.29)		(0.86)	(1.15)		21.54	17.25%	905,292	0.49%		0.49%		1.39%	47.80%
2011 (6)	20.50	0.14		(1.12)	(0.98)	(0.09)		-	(0.09)		19.43	(4.79%)	852,326	0.49%		0.49%		1.13%	43.35%
Mid-Cap Equity
Class I
2012	$11.87	$0.06		$0.69	$0.75	($0.07)		($2.60)	($2.67)		$9.95	7.35%	$295,015	0.92%		0.92%		0.55%	103.20%
2011	14.72	0.05		(0.69)	(0.64)	(0.12)		(2.09)	(2.21)		11.87	(5.40%)	321,413	0.92%		0.92%		0.33%	78.35%
2010	12.03	0.12		2.70	2.82	(0.13)		-	(0.13)		14.72	23.49%	2,031,480	0.88%		0.88%		0.96%	70.08%
2009	8.70	0.09		3.36	3.45	(0.12)		-	(0.12)		12.03	39.65%	1,924,840	0.88%		0.88%		0.98%	70.53%
2008	17.16	0.22		(6.14)	(5.92)	(0.20)		(2.34)	(2.54)		8.70	(39.00%)	2,707,175	0.88%		0.88%		1.62%	90.83%
Class P
2012	13.91	0.09		0.83	0.92	(0.12)		(2.60)	(2.72)		12.11	7.55%	776,168	0.72%		0.72%		0.68%	103.20%
2011 (6)	15.91	0.06		(2.02)	(1.96)	(0.04)		-	(0.04)		13.91	(12.35%)	1,395,375	0.72%		0.72%		0.69%	78.35%

See Notes to Financial Statements	See explanation of references on pages C-40 and C-41

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (Continued) (1)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Year or Period	Total Returns (2)		Net Assets, End of Year or Period (in thousands)	Ratio of Expenses Before Expense Reductions to Average Net Assets (3)	Ratio of Expenses After Expense Reductions to Average Net Assets (3), (4)	Ratio of Net Investment Income (Loss) After Expense Reductions To Average Net Assets (3)	Portfolio Turnover Rates
Mid-Cap Growth
Class I
2012	$8.71	$0.03	$0.56	$0.59	($0.03)	($2.12)	($2.15)	$7.15	7.49%		$189,423	0.96%	0.96%	0.43%	27.66%
2011	10.03	(0.02)	(0.68)	(0.70)	-	(0.62)	(0.62)	8.71	(7.81%)		205,205	0.95%	0.95%	(0.23%)	32.98%
2010	7.53	0.02	2.50 (7)	2.52	(0.02)	-	(0.02)	10.03	33.32	% (7)	1,308,987	0.96%	0.96%	0.24%	41.35%
2009	4.75	0.02	2.79	2.81	(0.02)	(0.01)	(0.03)	7.53	59.33%		1,174,736	0.95%	0.95%	0.37%	38.88%
2008	10.53	0.01	(4.58)	(4.57)	(0.01)	(1.20)	(1.21)	4.75	(48.36%)		590,771	0.93%	0.93%	0.16%	41.40%
Class P
2012	9.26	0.05	0.60	0.65	(0.04)	(2.12)	(2.16)	7.75	7.71%		526,318	0.76%	0.76%	0.56%	27.66%
2011 (6)	11.45	(0.02)	(2.17)	(2.19)	-	-	-	9.26	(19.18%)		787,031	0.76%	0.76%	(0.24%)	32.98%
Mid-Cap Value
Class I
2012	$9.52	$0.09	$1.18	$1.27	($0.10)	($0.92)	($1.02)	$9.77	14.49%		$46,795	0.91%	0.91%	0.91%	153.81%
2011	14.32	0.12	(0.67)	(0.55)	(1.51)	(2.74)	(4.25)	9.52	(5.69%)		38,444	0.92%	0.92%	0.85%	136.06%
2010	11.93	0.15	2.38	2.53	(0.14)	-	(0.14)	14.32	21.20%		1,177,255	0.92%	0.92%	1.20%	118.20%
2009 (13)	10.00	0.11	2.84	2.95	(0.07)	(0.95)	(1.02)	11.93	29.33%		1,080,860	0.93%	0.93%	0.96%	128.86%
Class P
2012	13.47	0.15	1.72	1.87	(0.15)	(0.92)	(1.07)	14.27	14.72%		1,324,858	0.71%	0.71%	1.11%	153.81%
2011 (6)	15.73	0.12	(2.31)	(2.19)	(0.07)	-	(0.07)	13.47	(13.96%)		972,245	0.73%	0.73%	1.35%	136.06%
Small-Cap Equity
Class I
2012	$10.82	$0.18	$1.45	$1.63	($0.20)	($0.59)	($0.79)	$11.66	15.93%		$41,681	0.99%	0.96%	1.61%	60.86%
2011	14.26	0.08	(0.49)	(0.41)	(0.80)	(2.23)	(3.03)	10.82	(3.38%)		37,873	1.01%	1.01%	0.58%	20.02%
2010	11.95	0.10	2.30 (7)	2.40	(0.09)	-	(0.09)	14.26	20.11	% (7)	1,089,369	0.99%	0.99%	0.81%	133.53%
2009	9.23	0.08	2.72	2.80	(0.08)	-	(0.08)	11.95	30.22%		710,807	1.00%	1.00%	0.81%	78.87%
2008	12.79	0.07	(3.36)	(3.29)	(0.06)	(0.21)	(0.27)	9.23	(26.11%)		612,126	0.98%	0.97%	0.63%	132.45%
Class P
2012	13.75	0.26	1.87	2.13	(0.26)	(0.59)	(0.85)	15.03	16.16%		960,414	0.80%	0.76%	1.82%	60.86%
2011 (6)	15.52	0.11	(1.82)	(1.71)	(0.06)	-	(0.06)	13.75	(10.99%)		963,251	0.80%	0.80%	1.26%	20.02%
Small-Cap Growth
Class I
2012	$10.10	$0.01	$1.16	$1.17	($0.01)	($1.55)	($1.56)	$9.71	12.87%		$106,933	0.88%	0.88%	0.11%	77.89%
2011	11.86	(0.08)	(0.19)	(0.27)	-	(1.49)	(1.49)	10.10	(3.10%)		107,786	0.87%	0.87%	(0.66%)	56.66%
2010	9.41	(0.06)	2.51	2.45	-	-	-	11.86	26.01%		658,723	0.84%	0.84%	(0.55%)	56.21%
2009	6.39	(0.02)	3.04	3.02	-	-	-	9.41	47.44%		605,964	0.84%	0.84%	(0.31%)	88.02%
2008	13.30	(0.02)	(5.84)	(5.86)	-	(1.05)	(1.05)	6.39	(47.11%)		552,477	0.83%	0.83%	(0.18%)	68.49%
Class P
2012	11.51	0.03	1.35	1.38	(0.03)	(1.55)	(1.58)	11.31	13.09%		390,549	0.67%	0.67%	0.30%	77.89%
2011 (6)	13.58	(0.03)	(2.04)	(2.07)	-	-	-	11.51	(15.22%)		443,336	0.69%	0.69%	(0.35%)	56.66%
Small-Cap Index
Class I
2012	$10.99	$0.19	$1.56	$1.75	($0.13)	($0.19)	($0.32)	$12.42	16.13%		$377,576	0.57%	0.57%	1.58%	23.39%
2011	11.58	0.08	(0.60)	(0.52)	(0.07)	-	(0.07)	10.99	(4.51%)		357,107	0.59%	0.59%	0.72%	16.32%
2010	9.23	0.09	2.35 (7)	2.44	(0.09)	-	(0.09)	11.58	26.42	% (7)	507,364	0.56%	0.56%	0.91%	13.80%
2009	7.80	0.10	1.97	2.07	(0.10)	(0.54)	(0.64)	9.23	28.19%		464,971	0.54%	0.54%	1.22%	17.81%
2008	13.66	0.16	(4.61)	(4.45)	(0.23)	(1.18)	(1.41)	7.80	(35.03%)		419,520	0.53%	0.53%	1.42%	25.38%
Class P
2012	11.03	0.26	1.51	1.77	(0.18)	(0.19)	(0.37)	12.43	16.37%		368,509	0.38%	0.38%	2.20%	23.39%
2011 (6)	12.83	0.09	(1.84)	(1.75)	(0.05)	-	(0.05)	11.03	(13.67%)		54,421	0.42%	0.42%	1.20%	16.32%

See Notes to Financial Statements	See explanation of references on pages C-40 and C-41

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (Continued) (1)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Year or Period	Total Returns (2)		Net Assets, End of Year or Period (in thousands)	Ratio of Expenses Before Expense Reductions to Average Net Assets (3)	Ratio of Expenses After Expense Reductions to Average Net Assets (3), (4)	Ratio of Net Investment Income (Loss) After Expense Reductions To Average Net Assets (3)	Portfolio Turnover Rates
Small-Cap Value
Class I
2012	$11.80	$0.22	$0.93	$1.15	($0.23)	($1.36)	($1.59)	$11.36	11.09%		$159,284	1.02%	1.02%	1.94%	29.35%
2011	13.70	0.18	0.16	0.34	(0.31)	(1.93)	(2.24)	11.80	2.31%		165,620	1.02%	1.02%	1.35%	18.77%
2010	11.15	0.23	2.59	2.82	(0.27)	-	(0.27)	13.70	25.34%		612,770	0.99%	0.99%	1.94%	21.23%
2009	8.95	0.27	2.17	2.44	(0.24)	-	(0.24)	11.15	27.18%		682,592	0.99%	0.99%	2.77%	33.52%
2008	14.40	0.31	(3.99)	(3.68)	(0.30)	(1.47)	(1.77)	8.95	(28.23%)		437,945	0.98%	0.98%	2.52%	46.91%
Class P
2012	13.93	0.30	1.10	1.40	(0.31)	(1.36)	(1.67)	13.66	11.31%		332,371	0.82%	0.82%	2.16%	29.35%
2011 (6)	15.23	0.18	(1.37)	(1.19)	(0.11)	-	(0.11)	13.93	(7.83%)		328,994	0.83%	0.83%	1.98%	18.77%
Health Sciences
Class I
2012	$12.06	($0.06)	$3.10	$3.04	$-	($0.75)	($0.75)	$14.35	25.68%		$156,854	1.15%	1.15%	(0.45%)	60.94%
2011	11.57	(0.13)	1.53	1.40	-	(0.91)	(0.91)	12.06	11.94%		123,676	1.17%	1.17%	(1.07%)	60.30%
2010	9.38	(0.06)	2.25 (7)	2.19	-	-	-	11.57	23.34	% (7)	105,993	1.15%	1.15%	(0.61%)	61.99%
2009	7.38	(0.04)	2.05	2.01	(0.01)	-	(0.01)	9.38	27.23%		90,008	1.17%	1.17%	(0.55%)	59.57%
2008	12.08	0.13	(3.21)	(3.08)	(0.12)	(1.50)	(1.62)	7.38	(28.16%)		82,105	1.13%	1.13%	1.33%	99.46%
Class P
2012	12.97	(0.04)	3.35	3.31	-	(0.75)	(0.75)	15.53	25.93%		12	0.95%	0.95%	(0.24%)	60.94%
2011 (6)	13.61	(0.07)	(0.57)	(0.64)	-	-	-	12.97	(4.70%)		10	0.98%	0.98%	(0.88%)	60.30%
Real Estate
Class I
2012	$14.90	$0.20	$2.17	$2.37	($0.19)	($0.76)	($0.95)	$16.32	16.21%		$282,777	1.08%	1.08%	1.27%	30.53%
2011	14.56	0.09	0.81	0.90	-	(0.56)	(0.56)	14.90	6.12%		254,310	1.11%	1.11%	0.57%	21.47%
2010	11.30	0.10	3.35	3.45	(0.19)	-	(0.19)	14.56	30.54%		624,299	1.07%	1.07%	0.78%	18.97%
2009	8.78	0.11	2.68	2.79	(0.19)	(0.08)	(0.27)	11.30	32.27%		610,575	1.07%	1.07%	1.27%	30.19%
2008	21.74	0.50	(7.01)	(6.51)	(0.55)	(5.90)	(6.45)	8.78	(39.99%)		462,511	1.06%	1.06%	2.99%	45.75%
Class P
2012	15.33	0.32	2.16	2.48	(0.22)	(0.76)	(0.98)	16.83	16.44%		832,686	0.88%	0.88%	1.90%	30.53%
2011 (6)	16.29	0.02	(0.83)	(0.81)	(0.15)	-	(0.15)	15.33	(4.98%)		339,404	0.92%	0.92%	0.20%	21.47%
Technology
Class I
2012	$4.30	($0.02)	$0.32	$0.30	$-	($0.40)	($0.40)	$4.20	7.14%		$68,148	1.16%	1.16%	(0.49%)	78.49%
2011	5.53	(0.02)	(0.20)	(0.22)	-	(1.01)	(1.01)	4.30	(4.90%)		72,398	1.17%	1.17%	(0.48%)	82.88%
2010	4.55	(0.04)	1.02 (7)	0.98	-	-	-	5.53	21.50	% (7)	90,260	1.19%	1.19%	(0.76%)	216.41%
2009	2.98	(0.02)	1.59	1.57	-	-	-	4.55	52.57%		82,094	1.15%	1.15%	(0.56%)	243.87%
2008	7.67	(0.02)	(3.42)	(3.44)	(0.01)	(1.24)	(1.25)	2.98	(51.64%)		44,417	1.16%	1.16%	(0.31%)	283.57%
Class P
2012	5.27	(0.02)	0.40	0.38	-	(0.40)	(0.40)	5.25	7.36%		10	0.95%	0.95%	(0.27%)	78.49%
2011 (6)	5.86	(0.01)	(0.58)	(0.59)	-	-	-	5.27	(10.16%)		9	0.98%	0.98%	(0.27%)	82.88%
Emerging Markets
Class I
2012	$13.68	$0.11	$2.57	$2.68	($0.11)	($1.62)	($1.73)	$14.63	21.52%		$448,318	1.06%	1.06%	0.74%	31.20%
2011	17.08	0.13	(3.20)	(3.07)	(0.33)	-	(0.33)	13.68	(17.97%)		384,254	1.06%	1.06%	0.82%	36.35%
2010	13.60	0.11	3.54	3.65	(0.17)	-	(0.17)	17.08	27.02%		1,853,299	1.05%	1.05%	0.77%	32.63%
2009	8.80	0.11	6.72	6.83	(0.10)	(1.93)	(2.03)	13.60	84.79%		1,732,557	1.06%	1.06%	1.02%	46.50%
2008	20.96	0.27	(8.91)	(8.64)	(0.23)	(3.29)	(3.52)	8.80	(47.68%)		1,021,715	1.07%	1.06%	1.76%	64.43%
Class P
2012	13.95	0.14	2.63	2.77	(0.13)	(1.62)	(1.75)	14.97	21.77%		1,107,566	0.86%	0.86%	0.95%	31.20%
2011 (6)	17.53	0.10	(3.63)	(3.53)	(0.05)	-	(0.05)	13.95	(19.94%)		1,013,440	0.86%	0.86%	1.00%	36.35%

See Notes to Financial Statements	See explanation of references on pages C-40 and C-41

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (Continued) (1)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains	Total Distributions	Net Asset Value, End of Year or Period	Total Returns (2)		Net Assets, End of Year or Period (in thousands)	Ratio of Expenses Before Expense Reductions to Average Net Assets (3)	Ratio of Expenses After Expense Reductions to Average Net Assets (3), (4)	Ratio of Net Investment Income (Loss) After Expense Reductions To Average Net Assets (3)	Portfolio Turnover Rates
International Large-Cap
Class I
2012	$5.57	$0.10		$1.16	$1.26	($0.10)	$-	($0.10)	$6.73	22.53%		$430,048	1.00%	1.00%	1.62%	22.67%
2011	6.63	0.14		(0.81)	(0.67)	(0.39)	-	(0.39)	5.57	(10.12%)		361,500	1.00%	1.00%	2.09%	26.79%
2010	6.07	0.08		0.55	0.63	(0.07)	-	(0.07)	6.63	10.38%		2,479,381	1.00%	1.00%	1.31%	24.51%
2009	4.61	0.09		1.45	1.54	(0.08)	-	(0.08)	6.07	33.61%		2,601,657	1.00%	1.00%	1.72%	16.29%
2008	9.49	0.13		(2.88)	(2.75)	(0.15)	(1.98)	(2.13)	4.61	(35.35%)		2,084,245	0.99%	0.99%	1.90%	31.12%
Class P
2012	5.94	0.13		1.22	1.35	(0.14)	-	(0.14)	7.15	22.78%		1,572,347	0.80%	0.80%	1.96%	22.67%
2011 (6)	7.35	0.05		(1.43)	(1.38)	(0.03)	-	(0.03)	5.94	(18.75%)		1,833,278	0.80%	0.80%	1.16%	26.79%
International Small-Cap
Class I
2012	$5.45	$0.13		$0.93	$1.06	($0.17)	$-	($0.17)	$6.34	19.44%		$44,592	1.09%	1.07%	2.19%	57.46%
2011	8.44	0.20		(1.24)	(1.04)	(1.95)	-	(1.95)	5.45	(12.27%)		36,681	1.09%	1.08%	2.27%	61.80%
2010	6.94	0.09		1.60	1.69	(0.19)	-	(0.19)	8.44	24.86%		994,606	1.10%	1.10%	1.25%	91.33%
2009	5.40	0.09		1.54	1.63	(0.09)	-	(0.09)	6.94	30.28%		887,039	1.10%	1.10%	1.56%	127.50%
2008	10.67	0.17		(5.27)	(5.10)	(0.17)	-	(0.17)	5.40	(47.84%)		595,375	1.09%	1.08%	2.02%	92.42%
Class P
2012	7.38	0.19		1.26	1.45	(0.19)	-	(0.19)	8.64	19.68%		1,171,915	0.89%	0.87%	2.39%	57.46%
2011 (6)	9.33	0.09		(1.99)	(1.90)	(0.05)	-	(0.05)	7.38	(20.34%)		1,051,861	0.89%	0.87%	1.64%	61.80%
International Value
Class I
2012	$8.52	$0.27		$1.23	$1.50	($0.32)	$-	($0.32)	$9.70	17.82%		$316,519	0.89%	0.89%	3.01%	68.03%
2011	10.92	0.39		(1.80)	(1.41)	(0.99)	-	(0.99)	8.52	(12.90%)		283,784	0.90%	0.90%	3.49%	65.56%
2010	10.95	0.20		0.06 (7)	0.26	(0.29)	-	(0.29)	10.92	2.59	% (7)	1,663,482	0.89%	0.89%	1.89%	136.26%
2009	8.73	0.27		2.17	2.44	(0.22)	-	(0.22)	10.95	28.00%		2,093,731	0.90%	0.89%	2.91%	44.16%
2008	18.34	0.47		(8.92)	(8.45)	(0.40)	(0.76)	(1.16)	8.73	(47.78%)		2,227,716	0.89%	0.88%	3.30%	29.66%
Class P
2012	9.46	0.32		1.36	1.68	(0.40)	-	(0.40)	10.74	18.05%		1,222,391	0.69%	0.69%	3.18%	68.03%
2011 (6)	12.05	0.11		(2.64)	(2.53)	(0.06)	-	(0.06)	9.46	(20.99%)		1,126,771	0.69%	0.69%	1.68%	65.56%
Currency Strategies (14)
Class I
2012	$10.00	($0.02)		($0.09)	($0.11)	$-	$-	$-	$9.89	(1.14%)		$224	0.88%	0.88%	(0.70%)	0.00%
Class P
2012	10.00	(0.01)		(0.10)	(0.11)	-	-	-	9.89	(1.09%)		1,458,137	0.68%	0.68%	(0.50%)	0.00%
Global Absolute Return (14)
Class I
2012	$10.00	$0.06		($0.08)	($0.02)	$-	$-	$-	$9.98	(0.20%)		$923	1.07%	1.07%	2.44%	44.98%
Class P
2012	10.00	0.05		(0.06)	(0.01)	-	-	-	9.99	(0.15%)		2,029,821	0.86%	0.86%	2.10%	44.98%
Precious Metals (14)
Class I
2012	$10.00	($-	) (5)	($1.40)	($1.40)	$-	$-	$-	$8.60	(14.01%)		$2,303	0.92%	0.92%	(0.00%)	3.39%
Class P
2012	10.00	(-	) (5)	(1.40)	(1.40)	-	-	-	8.60	(13.96%)		820,519	0.72%	0.72%	(0.02%)	3.39%
American Funds Asset Allocation (10)
Class I
2012	$13.79	$0.32		$1.82	$2.14	($0.26)	($0.22)	($0.48)	$15.45	15.72%		$571,092	0.97%	0.63%	2.12%	5.00%
2011	14.30	0.24		(0.10)	0.14	(0.45)	(0.20)	(0.65)	13.79	0.93%		278,159	0.97%	0.63%	1.67%	8.26%
2010	12.76	0.24		1.30	1.54	-	-	-	14.30	12.04%		228,288	0.98%	0.64%	1.87%	9.22%
2009 (15)	10.00	0.38		2.60	2.98	(0.22)	-	(0.22)	12.76	29.81%		139,137	1.00%	0.66%	3.50%	25.11%

See Notes to Financial Statements	See explanation of references on pages C-40 and C-41

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (Continued) (1)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains		Total Distributions	Net Asset Value, End of Year or Period	Total Returns (2)	Net Assets, End of Year or Period (in thousands)	Ratio of Expenses Before Expense Reductions to Average Net Assets (3)	Ratio of Expenses After Expense Reductions to Average Net Assets (3), (4)	Ratio of Net Investment Income After Expense Reductions To Average Net Assets (3)	Portfolio Turnover Rates
Pacific Dynamix - Conservative Growth
Class I
2012	$11.26	$0.22	$0.81	$1.03	($0.16)	($0.46)		($0.62)	$11.67	9.42%	$248,916	0.43%	0.39%	1.88%	5.98%
2011	11.91	0.34	-	0.34	(0.31)	(0.68)		(0.99)	11.26	2.92%	134,491	0.44%	0.39%	2.82%	47.47%
2010	11.19	0.38	0.77	1.15	(0.20)	(0.23)		(0.43)	11.91	10.28%	129,774	0.50%	0.41%	3.21%	21.69%
2009 (16)	10.00	0.20	1.22	1.42	(0.12)	(0.11)		(0.23)	11.19	14.25%	41,645	0.67%	0.46%	2.67%	7.00%
Pacific Dynamix - Moderate Growth
Class I
2012	$12.32	$0.27	$1.15	$1.42	($0.19)	($0.23)		($0.42)	$13.32	11.74%	$644,608	0.42%	0.37%	2.08%	2.06%
2011	12.79	0.38	(0.31)	0.07	(0.29)	(0.25)		(0.54)	12.32	0.48%	289,387	0.43%	0.37%	2.97%	9.19%
2010	11.77	0.27	1.13	1.40	(0.20)	(0.18)		(0.38)	12.79	11.92%	158,070	0.48%	0.39%	2.19%	10.34%
2009 (16)	10.00	0.18	1.78	1.96	(0.11)	(0.08)		(0.19)	11.77	19.60%	70,271	0.58%	0.43%	2.41%	1.13%
Pacific Dynamix - Growth
Class I
2012	$12.52	$0.20	$1.49	$1.69	($0.18)	($0.46)		($0.64)	$13.57	13.76%	$264,131	0.42%	0.36%	1.48%	9.74%
2011	13.23	0.28	(0.51)	(0.23)	(0.22)	(0.26)		(0.48)	12.52	(1.85%)	188,875	0.43%	0.36%	2.13%	5.72%
2010	12.10	0.20	1.47	1.67	(0.16)	(0.38)		(0.54)	13.23	13.82%	108,426	0.50%	0.38%	1.58%	22.35%
2009 (16)	10.00	0.12	2.32	2.44	(0.09)	(0.25)		(0.34)	12.10	24.34%	53,356	0.60%	0.42%	1.57%	13.58%
Portfolio Optimization Conservative
Class I
2012	$9.86	$0.28	$0.72	$1.00	($0.26)	($0.01)		($0.27)	$10.59	10.11%	$3,773,295	0.31%	0.21%	2.69%	42.11%
2011 (8)	10.00	0.11	(0.16)	(0.05)	(0.09)	-		(0.09)	9.86	(0.52%)	3,552,104	0.31%	0.21%	1.73%	11.01%
Portfolio Optimization Moderate-Conservative
Class I
2012	$9.60	$0.25	$0.87	$1.12	($0.24)	($-	) (5)	($0.24)	$10.48	11.65%	$4,701,506	0.31%	0.21%	2.47%	37.71%
2011 (8)	10.00	0.09	(0.42)	(0.33)	(0.07)	-		(0.07)	9.60	(3.25%)	4,038,449	0.31%	0.21%	1.46%	8.08%
Portfolio Optimization Moderate
Class I
2012	$9.34	$0.21	$0.99	$1.20	($0.21)	$-		($0.21)	$10.33	12.94%	$15,072,411	0.31%	0.21%	2.10%	36.14%
2011 (8)	10.00	0.08	(0.68)	(0.60)	(0.06)	-		(0.06)	9.34	(6.00%)	14,512,733	0.31%	0.21%	1.30%	8.74%
Portfolio Optimization Growth
Class I
2012	$9.09	$0.17	$1.11	$1.28	($0.18)	$-		($0.18)	$10.19	14.02%	$12,605,307	0.31%	0.21%	1.76%	33.73%
2011 (8)	10.00	0.06	(0.92)	(0.86)	(0.05)	-		(0.05)	9.09	(8.60%)	12,541,915	0.31%	0.21%	1.01%	8.06%
Portfolio Optimization Aggressive-Growth
Class I
2012	$8.82	$0.14	$1.20	$1.34	($0.14)	$-		($0.14)	$10.02	15.17%	$2,634,612	0.31%	0.21%	1.43%	32.92%
2011 (8)	10.00	0.05	(1.19)	(1.14)	(0.04)	-		(0.04)	8.82	(11.38%)	2,662,738	0.31%	0.21%	0.85%	12.28%

(1)	Effective May 1, 2011, the Fund adopted a Multi-Class Plan (the “Plan”) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, under which the Fund offers two separate share classes, Class I and Class P. Under the Plan, the first thirty-seven portfolios included in this Financial Highlights currently offer both Class I and Class P shares and the remaining nine portfolios currently offer Class I shares only (see Note 1 in the Note to Financial Statements). Per share amounts have been calculated using the average shares method.
(2)	Total returns for periods of less than one full year are not annualized.
(3)	The ratios for periods of less than one full year are annualized.
(4)	The ratios of expenses after expense reductions to average daily net assets are after custodian credits, advisory fee waivers and adviser expense reimbursements, if any, as discussed in Notes 6 and 7B in Notes to the Financial Statements. The expense ratios for the Pacific Dynamix and Portfolio Optimization Portfolios do not include expenses of their respective underlying portfolios (see Note 1 in Notes to Financial Statements) in which the Pacific Dynamix and Portfolio Optimization Portfolios invest.
(5)	Amount represents less than $0.005 per share.
(6)	Operations of Class P commenced on May 2, 2011.
(7)	“Net Realized and Unrealized Gain (Loss)” and “Total Returns” include payments by an affiliate (Pacific Life Fund Advisors LLC) to certain portfolios of the Fund that were made during 2010 to compensate for the valuation of a portfolio holding, the Mellon GSL DBT II Collateral Fund, relating to the operation of the Fund’s securities lending

See Notes to Financial Statements

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (Continued)

program during 2008. The Fund had terminated the securities lending program on April 8, 2011 for all applicable portfolios except for the Long/Short Large-Cap Portfolio (See Note 8 in Notes to Financial Statements). The payments did not have an impact greater than or equal to $0.005 per share on any of the following portfolios:

Portfolio	Payment by Affiliate Impact to Portfolio Per Share	Payment by Affiliate Impact to Total Return
Diversified Bond	$0.00	0.00%
High Yield Bond	$0.00	0.00%
Managed Bond	$0.00	0.01%
Short Duration Bond	$0.00	0.00%
Focused 30	$0.00	0.01%
Growth LT	$0.00	0.00%
Mid-Cap Growth	$0.00	0.01%
Small-Cap Equity	$0.00	0.00%
Small-Cap Index	$0.00	0.00%
Health Sciences	$0.00	0.01%
Technology	$0.00	0.02%
International Value	$0.00	0.01%

(8)	The Inflation Protected, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios commenced operations on May 2, 2011.
(9)	The Emerging Market Debt Portfolio commenced operations on April 30, 2012.
(10)	The expense ratios for the American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios do not include expenses of the underlying Master Funds in which the portfolios invest. The portfolio turnover rates for the Master Funds for each year or period ended are as follows:

	Growth	Growth- Income	Asset Allocation
December 31, 2012	21%	25%	61%
December 31, 2011	19%	22%	43%
December 31, 2010	28%	22%	46%
December 31, 2009	37%	24%	41%
December 31, 2008	26%	31%

(11)	The annualized ratios of expenses, excluding dividend expenses on securities sold short, after and before expense reductions to average net assets for the Long/Short Large-Cap Portfolio for each year or period ended are as follows:

	Class I		Class P
	Before	After	Before	After
December 31, 2012	1.37%	1.35%	1.16%	1.15%
December 31, 2011	1.36%	1.28%	1.16%	1.16%
December 31, 2010	1.36%	1.24%
December 31, 2009	1.32%	1.16%
December 31, 2008	1.37%	1.23%

The Portfolio turnover rates, excluding securities sold short, for the same periods above were 78.16%, 149.04%, 154.48%, 163.38% and 105.80%, respectively.

(12)	The Long/Short Large-Cap Portfolio commenced operations on May 1, 2008.
(13)	The Mid-Cap Value Portfolio commenced operations on January 2, 2009.
(14)	The Currency Strategies, Global Absolute Return and Precious Metals Portfolios commenced operations on September 28, 2012.
(15)	The American Funds Asset Allocation Portfolio commenced operations on February 2, 2009.
(16)	The Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth, and Pacific Dynamix — Growth Portfolios commenced operations on May 1, 2009.

See Notes to Financial Statements

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Select Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, management investment company, organized as a Massachusetts business trust. Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”) serves as investment adviser to the Fund. As of December 31, 2012, the Fund was comprised of fifty-four separate portfolios, forty-six of which are presented in this report: the Diversified Bond, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Protected, Managed Bond, Short Duration Bond, Emerging Markets Debt, American Funds® Growth, American Funds Growth-Income, Comstock, Dividend Growth, Equity Index, Growth LT, Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Real Estate, Emerging Markets, International Large-Cap, International Small-Cap, International Value, Currency Strategies, Global Absolute Return, and Precious Metals Portfolios (collectively the “Portfolio Optimization Underlying Portfolios”); and the Cash Management, Focused 30, Health Sciences, Technology, American Funds Asset Allocation, Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth, Pacific Dynamix — Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios. American Funds is a registered trademark of American Funds Distributors, Inc. (“AFD”) and Main Street is a registered trademark of OppenheimerFunds, Inc.

Effective May 1, 2011, the Fund adopted a Multi-Class Plan (the “Plan”) pursuant to Rule 18f-3 under the 1940 Act pursuant to which the Fund may offer multiple classes of shares. As of May 1, 2011, the Fund offers two separate share classes, Class I and Class P. Each portfolio covered in this report, except for the American Funds Asset Allocation Portfolio; the Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth and Pacific Dynamix — Growth Portfolios (collectively, the “Pacific Dynamix Portfolios”); and the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth and Portfolio Optimization Aggressive-Growth Portfolios (collectively, the “Portfolio Optimization Portfolios”), currently offers both Class I and Class P shares. The American Funds Assets Allocation Portfolio, Pacific Dynamix Portfolios and Portfolio Optimization Portfolios currently offer Class I shares only. On May 1, 2011, for the portfolios covered in this report, all existing shares outstanding prior to May 1, 2011 were designated Class I shares.

American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios (each a “Feeder Portfolio”, collectively the “Feeder Portfolios”) invest substantially all of their assets in Class 1 shares of the Growth, Growth-Income and Asset Allocation Funds, respectively, each a series of the American Funds Insurance Series® (each a “Master Fund,” collectively the “Master Funds”). Each Master Fund is an open-end investment company and organized as a Massachusetts business trust. Each Feeder Portfolio has an investment objective that is consistent with its corresponding Master Fund. Each Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its taxable income and capital gains to shareholders, which includes the applicable Feeder Portfolio, to qualify as a regulated investment company. The performance of the Feeder Portfolios is directly affected by the performance of the Master Funds. The financial statements of the Master Funds, including the Schedules of Investments, are provided separately and should be read in conjunction with the Feeder Portfolios’ financial statements. As of December 31, 2012, the American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios owned 1.19%, 2.76% and 4.57% of the Growth, Growth-Income and Asset Allocation Master Funds, respectively. American Funds Insurance Series is a registered trademark of AFD.

The Pacific Dynamix Portfolios invest their assets in Class P shares of the PD Aggregate Bond Index, PD High Yield Bond Market, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD Emerging Markets and PD International Large-Cap Portfolios (collectively, the “Pacific Dynamix Underlying Portfolios”) (see Note 7C). Presently, only the Pacific Dynamix Portfolios and the Adviser and certain of its affiliates can invest in the Pacific Dynamix Underlying Portfolios.

The Portfolio Optimization Portfolios invest their assets in Class P shares of the Portfolio Optimization Underlying Portfolios (see Note 7C). Presently, only the Portfolio Optimization Portfolios and the investment adviser and certain of its affiliates can invest in Class P shares of the Portfolio Optimization Underlying Portfolios.

The annual report for the Pacific Dynamix Underlying Portfolios is not included in this report; there is a separate annual report for the Pacific Dynamix Underlying Portfolios, which is available without charge. For information on how to obtain the annual report for the Pacific Dynamix Underlying Portfolios, see the Where to Go for More Information section of this report on page F-24.

Shares of the portfolios within the Fund are offered only to certain separate accounts of Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”), a wholly-owned subsidiary of Pacific Life. Pacific Life and PL&A determine which portfolios of the Fund to make available.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in United States of America (“U.S. GAAP”) for investment companies. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of the financial statements.

Effective January 1, 2012, the Fund implemented Accounting Standards Update (“ASU”) No. 2011-03 issued by the Financial Accounting Standards Board (“FASB”) related to accounting for repurchase agreements and sale-buyback transactions that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modified the criteria for determining effective control of transferred assets and as a result certain agreements previously accounted for as “purchases and sales” are now required to be accounted for

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

as “secured borrowings”. This ASU had an impact on the interest income and interest expense, and caused the portfolio turnover rate to decrease significantly for certain portfolios (see Note 4 on Sale-Buybacks under “Borrowings and Other Financing Transactions”).

The Fund also implemented the additional disclosure requirements under the ASU No. 2011-04 issued by FASB which requires additional disclosures for fair value measurements categorized within Level 3 of the three-tier hierarchy defined under the Accounting Standards Codification No. 820, Fair Value Measurements and Disclosure, as well as additional disclosure for all transfers in and out of Level 1 and Level 2 (see Note 3D and Notes to Schedules of Investments).

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a portfolio is informed of the ex-dividend date or upon receipt of the dividend. A portfolio’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. A portfolio will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the portfolio invests. Facility fees and other fees (such as origination fees) received from senior loans purchased (see Note 4) by a portfolio are amortized over the expected term of each applicable senior loan. Commitment fees received by a portfolio relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income.

B. DISTRIBUTIONS TO SHAREHOLDERS

Prior to January 1, 2013, each portfolio declared and paid dividends on net investment income, if any, at least annually, except for the Cash Management, Diversified Bond, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Protected, Managed Bond, Short Duration Bond, Emerging Markets Debt and Global Absolute Return Portfolios (collectively the “Debt Portfolios”), for which dividends, if any, were declared and paid semi-annually, and realized capital gains, if any, were distributed at least annually for all portfolios. Dividends and capital gains distributions were recorded on the ex-dividend date.

Currently each of the portfolios in the Fund is either qualified as a regulated investment company (the “RIC Portfolios”) under Subchapter M of the Internal Revenue Code or treated as a partnership (the “Partnership Portfolios”) for Federal income tax purposes only. Effective January 1, 2013, each of the RIC Portfolios intends to utilize the consent dividend provision of section 565 of the Internal Revenue Code to effectively distribute income and capital gains for tax purposes even though they are not paid by the Fund. In addition, the Partnership Portfolios are not required to distribute taxable income and capital gains for Federal income tax purposes. Therefore, no dividend income and capital gains distributions will be made by the Fund under the new dividend and distributions policy after December 31, 2012 (see Note 12 for additional information).

C. FOREIGN CURRENCY TRANSLATION

The Fund’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, initially expressed in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the portfolios separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Income, non-class specific expenses, realized and unrealized gains and losses, are allocated on a daily basis to each class of shares based upon the relative portion of net assets of each class. Certain Fund expenses directly attributable to a particular portfolio are charged to that portfolio (such as portfolio-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs) and class-specific fees and expenses are charged directly to the respective share class within each portfolio. Generally other portfolio expenses are allocated proportionately among all the portfolios in relation to the net assets of each portfolio.

E. OFFERING COSTS

A new portfolio bears all costs (or the applicable pro-rata share if there is more than one new portfolio) associated with the offering expenses of the portfolio including legal, printing and support services (see Note 6). All such costs are amortized as an expense of the new portfolio on a straight-line basis over twelve months from commencement of operations.

F. RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Reporting Standards. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, this ASU requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. This ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact, if any, that the implementation of this ASU will have on the Fund’s financial statement disclosures.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Fund Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of its investments each business day. Under the Valuation Policy, the Board has delegated certain functions to a Trustee Valuation Committee or another valuation committee to determine the fair value of certain investments. Each valuation committee that values the Fund’s investments, which includes using third party pricing services and/or alternate valuation methodologies approved by the Board, does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value the Fund’s investments.

B. NET ASSET VALUE

Each portfolio of the Fund is divided into shares and share classes, if applicable. The price per share of each class of a portfolio’s shares is called its net asset value (“NAV”). The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each portfolio’s NAV is calculated by taking the total value of a portfolio’s assets (the value of the securities and other investments a portfolio holds), subtracting a portfolio’s liabilities, and dividing by the total number of shares outstanding.

Each portfolio’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets are closed. For purposes of calculating the NAV, the value of investments held by each portfolio is generally determined as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Fund or its agents after the close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment or the NAV determined earlier that day.

Each portfolio’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)), making the sale of securities or other instruments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain portfolios may hold investments that are primarily listed on foreign exchanges. Because those investments trade on days when a portfolio does not calculate its NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem Fund shares.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a portfolio might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each portfolio is based primarily on pricing data obtained from various sources approved by the Board.

Money Market Instruments and Short-Term Investments

The investments of the Cash Management Portfolio and money market and short-term investments of other portfolios maturing within 60 days are valued at amortized cost in accordance with the 1940 Act. Amortized cost involves valuing an investment at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment. Portfolio investments in other mutual funds for temporary cash management purposes are valued at their respective NAVs.

Domestic Equity Investments

For domestic equity investments, the portfolios use the last reported sale price or official closing price from an exchange as of the time of the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Investments, for which no sales are reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

Foreign equity investments are normally priced based on data reflecting the closing of the principal markets or market participants for those investments, which may be earlier than the NYSE close. The Fund then may adjust for market events occurring between the close of certain foreign exchanges and the NYSE close. The Fund has retained an independent statistical service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine the appropriate adjustments for market events. Quotations of foreign investments in foreign currencies are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Exchange Traded Futures, Options and Swaps

Exchange traded futures, options and swaps are normally priced at the settlement price determined by the relevant exchange. Exchange traded futures, options and swaps for which no settlement prices are reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealer.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Over-the-Counter (“OTC”) Investments and Certain Equity Investments

OTC investments (including swaps and options) are generally valued by approved pricing services that use evaluated prices determined from various observable market and other factors. Certain OTC swap contracts are valued using alternative valuation methodologies pursuant to the Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates gathered from leading market makers

Domestic and Foreign Fixed Income Investments

Fixed income investments are generally valued by approved pricing and quotation services using the mean between the most recent bid and ask prices which are based upon evaluated prices determined from various observable market and other factors. Certain fixed-income investments are valued by a benchmark, matrix, or other pricing processes approved by the Board.

Pacific Dynamix Portfolios

The investments of each Pacific Dynamix Portfolio consist of Class P shares of the Pacific Dynamix Underlying Portfolios, which are valued at their respective NAVs at the time of computation.

Portfolio Optimization Portfolios

The investments of each Portfolio Optimization Portfolio consist of Class P shares of the Portfolio Optimization Underlying Portfolios, which are valued at their respective NAVs at the time of computation.

Feeder Portfolios

The NAVs of the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio and the American Funds Asset Allocation Portfolio are determined by the Pacific Select Fund based upon the NAVs of the Master Funds at the time of computation. The NAVs of the Master Funds are determined by the management of the Master Funds and not Pacific Select Fund. For more information regarding the determination of the NAV of each Master Fund, see the Master Funds’ prospectus and statement of additional information.

Investment Values Determined by a Valuation Committee

The Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, the use of broker quotes, the use of purchase prices for initial public offerings, proration rates, and benchmark and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the Trustee Valuation Committee, or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board. Valuations determined by a Trustee Valuation Committee or other valuation committee may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a portfolio might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a portfolio would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Fund characterizes its investments as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, a valuation oversight committee (“VOC”) has been established which determines the level in which each portfolio’s investments are characterized. The VOC includes investment, legal and compliance members of the Fund’s adviser, and the Fund’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

— Level 1 –	Quoted prices (unadjusted) in active markets for identical investments
— Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data
— Level 3 –	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value the Fund’s investments. The VOC also periodically evaluates how each portfolio’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the methodologies used to value Level 2 and Level 3 investments to evaluate the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange-traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Fund’s CCO, requiring approval by the Board. In addition, all investments categorized as Level 3 under the three-tier hierarchy are reported to the Chairman of the Audit Committee on a quarterly basis and such report includes the inputs and methodologies used to value those investments.

The inputs or methodologies used for valuing each portfolio’s investments are not necessarily an indication of the relative risks associated with investing in those investments. For example, money market instruments are valued using amortized cost in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of an investment, but since the value is not obtained from a quoted price in an active market, such investments are reflected as Level 2. Foreign investments that are valued with the assistance of a statistical

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

research service approved by the Board and based on significant observable inputs (as described in Note 3C) are reflected as Level 2. For fair valuations using significant unobservable inputs, U.S. GAAP requires a portfolio to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the periods. U.S. GAAP also requires a portfolio to disclose about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a portfolio had an amount of Level 3 investments at the beginning and/or end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed only when a portfolio had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period. A summary of each portfolio’s investments as of December 31, 2012 as categorized under the three-tier hierarchy of inputs, and the reconciliation of Level 3 investments and information on transfers in and out of each level, if applicable, can be found in the Notes to Schedule of Investments section of each portfolio’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Fund currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated mutual funds, are valued at their respective NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price. The models also take into consideration data received from active market makers and inter-dealer brokers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed Securities and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government & Agency Issues

Corporate bonds held by the Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

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U.S. Government & Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government & Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options Contracts

Exchange listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied or mean variation to exchange listed options contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. OTC options contracts are fair valued based on either broker-dealer quotations or pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward Foreign Currency Contracts

Forward foreign currency contracts are fair valued using various inputs and techniques, which include broker-dealer quotations and foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swaps

Interest Rate Swaps – Interest rate swaps that are actively traded and cleared on a securities exchange or swaps trade facility are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Interest rate swaps traded over-the-counter are fair valued using pricing models that are based on real-time snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps – Credit default swaps that are actively traded and cleared on a securities exchange or swaps trade facility are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Credit default swaps traded over-the-counter are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Swaps – Total return swaps that are actively traded and cleared on a securities exchange or swaps trade facility are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Total Return swaps traded over-the-counter are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loans (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Short-Term Investments

Short-term investments maturing within 60 days are valued using amortized cost, which is used if it approximates market value, and are reflected as Level 2. Repurchase agreements are fully collateralized. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest.

Credit-Oriented Investments

For non-publicly traded instruments that represent debt to the Fund, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments, and are reflected as Level 2. The Fund may use market transactions for identical or similar instruments or a market yield approach, which utilizes expected future cash flows that are discounted using estimated current market rates. Discounted cash flow calculations may be adjusted to reflect current market conditions and/or the perceived credit risk of the Fund as applicable. Consideration may also include an evaluation of collateral.

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4. INVESTMENTS AND RISKS

General Investment Risks

An investment in the Fund represents an indirect investment in the assets owned by the Fund. As with any mutual fund, the value of the assets owned by the Fund may move up or down, and as a result, an investment in the Fund at any point in time may be worth more or less than the original amount invested. Events in the financial markets have the potential to cause increased volatility and uncertainty, which may impact the value of the Fund’s investments. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. As a result, the value of the Fund’s investments may be adversely affected by events in the markets, either directly or indirectly, and each portfolio is exposed to potential decreases in the value of those investments. In addition, traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory responses to market events may impair either the Adviser’s or a sub-adviser’s ability to pursue certain investment techniques or strategies and may have unexpected consequences on particular markets, strategies, or investments. Future events may impact a portfolio in unforeseen ways, leading a portfolio to alter its existing strategies or, potentially, to liquidate and close.

Fund of Funds Investments

The Pacific Dynamix Portfolios are exposed to the same risks as the Pacific Dynamix Underlying Portfolios in direct proportion to the allocation of assets among those portfolios. The annual report for the Pacific Dynamix Underlying Portfolios contains information about the risks associated with investing in the Pacific Dynamix Underlying Portfolios. Allocations among the Pacific Dynamix Underlying Portfolios are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The allocations of the Pacific Dynamix Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or Pacific Dynamix Underlying Portfolios may cause them to underperform other mutual funds with a similar investment objective. Although the Pacific Dynamix Portfolios seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any of the Pacific Dynamix Underlying Portfolios (see Note 7C).

The Portfolio Optimization Portfolios are exposed to the same risks as the Portfolio Optimization Underlying Portfolios in direct proportion to the allocation of assets among those portfolios. Allocations among the Portfolio Optimization Underlying Portfolios are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given the various levels of risk tolerance. The allocations of the Portfolio Optimization Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or Portfolio Optimization Underlying Portfolios may cause them to underperform other mutual funds with a similar investment objective. Although the Portfolio Optimization Portfolios seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any of the Portfolio Optimization Underlying Portfolios (see Note 7C).

Equity Investments

The price of equity investments change in response to many factors, including a company’s historical and prospective earnings, cash flows, the value of its assets, investor perceptions, and many of the General Investment Risk factors noted above.

Fixed Income Investments

Fixed income (debt) investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates, although the factors noted above may also have a significant impact on fixed income (debt) investments. There is a risk that an issuer of a portfolio’s fixed income (debt) investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g. bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations and other mortgage related securities, structured investment vehicles and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign Investments

There are certain additional risks involved in investing in foreign securities that are generally not inherent in investments in domestic securities. These risks may involve foreign currency fluctuations, adverse political, social and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The markets in emerging markets countries can be extremely volatile.

Illiquid Investments

Each portfolio may not invest in illiquid securities and illiquid bank loans (collectively, “Illiquid Investments”) if as a result of such investment, more than 15% of its net assets (5% of total assets for the Cash Management Portfolio), taken at market value at the time of such investment, would be invested in Illiquid Investments. The term “Illiquid Investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a portfolio has valued the investments. Illiquid Investments may be difficult to value and difficult to sell, which means a portfolio may not be able to sell such investments quickly for their full value. The value of Illiquid Investments held by each portfolio as of December 31, 2012 was less than 15% of its net assets (5% of total assets for the Cash Management Portfolio).

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Senior Loan Participations and Assignments

Certain portfolios may invest in Senior Loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates of domestic or foreign corporations, partnerships and other entities (“Borrower”). Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, LIBOR rates or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A portfolio’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a portfolio purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a portfolio purchases a participation of a Senior Loan interest, the portfolio typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a portfolio generally has no right to enforce compliance with the terms of the loan agreement. As a result, the portfolio assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the portfolio and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the portfolio may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of December 31, 2012, no participation interest in Senior Loans was held by any of the portfolios covered in this report.

Inflation-Indexed Bonds

Certain portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income (debt) securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment to interest income.

Mortgage-Related and Other Asset-Backed Securities

Certain portfolios may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other fixed-income and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Agencies or Government-Sponsored Enterprises

Certain portfolios may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the United States Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

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Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

When-Issued Securities

Certain portfolios may purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A portfolio may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions

Certain portfolios may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed- delivery purchases are outstanding, a portfolio will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed- delivery securities before they are delivered, which may result in a capital gain or loss. When a portfolio has sold a security on a delayed- delivery basis, the portfolio does not participate in future gains and losses with respect to the security.

Short Sales

Certain portfolios may enter into short sales. A short sale is a transaction in which a portfolio sells securities it does not own. A portfolio’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the portfolio’s short position, resulting in a loss to the portfolio. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.

When a portfolio sells securities short, it must borrow those securities to make delivery to the buyer. The portfolio incurs an expense for such borrowing. The portfolio may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the portfolio to sell long positions before the manager had intended. A portfolio may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are recorded as a liability.

The use of proceeds received from selling short to purchase additional securities (long positions), results in leverage which may increase a portfolio’s exposure to long positions. Leverage could magnify gains or losses and, therefore, increase a portfolio’s volatility.

Repurchase Agreements

Certain portfolios may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by a portfolio are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s or AAA, AA or A by Standard & Poor’s ) or, if not rated by Moody’s or Standard & Poor’s, are of equivalent investment quality as determined by the Adviser or the applicable portfolio manager. Such collateral is in the possession of the portfolio’s custodian or a designated broker-dealer. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, a portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

Borrowings and Other Financing Transactions

The following disclosures contain information on a portfolio’s ability to lend or borrow cash or securities to the extent permitted under the 1940 Act, which may be viewed as borrowing or financing transactions by a portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, see Note 5.

Reverse Repurchase Agreements – Certain portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at the agreed-upon price and date. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by a

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portfolio may decline below the repurchase price of the security. A portfolio will segregate assets determined to be liquid by the portfolio manager or otherwise cover its obligations under reverse repurchase agreements.

Sale-Buybacks – Certain portfolios may enter into transactions referred to as sale-buybacks. A sale-buyback transaction consists of a sale of a security by a portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. Effective January 1, 2012 such transactions are recorded as secured borrowings; whereas, previously such transactions were recorded as purchases and sales. A portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the portfolio are recorded as a liability. A portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income. Interest payments based upon negotiated financing terms made by the portfolio to counterparties are recorded as a component of interest expense. In periods of increased demand for the security, a portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to a portfolio. A portfolio will segregate assets determined to be liquid or otherwise cover its obligations under sale-buyback transactions.

Segregation and Collateral

If a portfolio engages in certain transactions such as derivative investments or repurchase agreements, it may require collateral in the form of cash or investments to be held in segregated accounts at the Fund’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/or the portfolio manager. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. There is a possibility that a portfolio could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain portfolios are permitted to invest in derivative instruments, including, but not limited to, futures contracts, options contracts, forward foreign currency contracts, interest rate swaps, and credit default swaps. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a portfolio’s gains and losses and therefore increase its volatility. A portfolio’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a portfolio may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility and credit (including counterparty) risks.

Interest rate risk – A portfolio may be exposed to interest rate risk through investments in fixed income securities. Interest rate risk is the risk that fixed income securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than fixed income securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a fixed income security’s yield (market price to interest rate movement). To manage these risks, certain portfolios may invest in derivative instruments tied to interest rates.

Foreign investments and currency risk – A portfolio may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investments. As a result, a portfolio’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the portfolio. To manage these risks, certain portfolios may invest in derivative instruments tied to foreign investments and/or currencies.

Price volatility risk – Derivatives tied to equity and fixed income securities are exposed to potential price volatility. Fixed income securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade fixed income securities (including loans) may be relatively greater than for investment grade fixed income securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

To manage these risks, certain portfolios may invest in various derivative instruments. Derivative instruments may be used to manage a portfolio’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

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Credit and Counterparty risk – Credit risk is the risk that a fixed income security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g. may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A portfolio may lose money if the issuer or guarantor of fixed income security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A portfolio may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A portfolio’s investments in fixed income (debt) investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which a portfolio has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a portfolio to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to the portfolios by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain portfolios may invest in derivative instruments tied to a security issuers’ financial strength.

A portfolio’s transactions in listed securities are settled/paid for upon delivery with their counterparties. Therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Credit Related Contingent Features – Certain portfolios are parties to various agreements, including but not limited to International Swaps and Derivatives Agreements, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral and certain events of default or termination, such as credit related contingent features. These provisions reduce the counterparty risk associated with relevant transactions by allowing a portfolio or its counterparties to elect to terminate early and cause settlement of all outstanding transactions if a triggering event occurs under the applicable Master Agreement. These triggering events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Thus, if a credit related contingent feature is triggered, it would allow a portfolio or its counterparty to close out all transactions under the agreement and demand payment or additional collateral to cover their exposure to the other counterparty. Any election made by a counterparty to early terminate a transaction could have a material adverse impact on a portfolio’s financial statements. To reduce credit and counterparty risk associated with transactions, a portfolio may enter into master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. A portfolio’s overall exposure to credit risk, subject to master netting arrangements, can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain portfolios, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to increase returns, or to otherwise help achieve a portfolio’s investment goal. Each derivative instrument and the reasons a portfolio invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin deposits are made upon entering into futures contracts and can be funded with either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the portfolio’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the portfolios entered into futures contracts for the following reasons: The Diversified Bond and Inflation Protected Portfolios used futures to manage portfolio risk and duration. The Inflation Managed and Managed Bond Portfolios used financial and money market futures to manage exposure to securities markets and to manage interest rate risk. The Short Duration Bond Portfolio used treasury interest rate futures contracts to manage exposure to changes in interest rates, bond prices, foreign currencies and credit quality, and to adjust portfolio duration and credit exposure to the markets. The Equity Index, Small-Cap Equity and Small-Cap Index Portfolios utilized futures to help provide equity exposure to the portfolios’ cash balances and accruals, and to provide daily liquidity for the portfolio’s inflows and outflows. The Long/Short Large-Cap Portfolio used futures contracts to maintain full exposure (long and short) to the equity markets, to hedge various investments for risk management purposes and to increase returns. The Real Estate Portfolio used futures to maintain full exposure to the equity markets. The Global Absolute Return Portfolio used futures to manage duration and interest rate risk, to maintain full exposure to the equities market, to manage exposure to various markets, to provide daily liquidity for the portfolio’s inflows and outflows, and as a part of the portfolio’s investment strategy. The International Value Portfolio utilized futures to gain market exposure to manage cash inflows. The Comstock, Dividend Growth, Equity Index, Growth LT, Large-Cap Value, Main Street Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, International Large-Cap, International Value Portfolios utilized futures to gain market exposure with the cash generated during PLFA’s reallocation of assets related to the Portfolio Optimization Portfolios.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Options Contracts – An options contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an options contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a portfolio’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a portfolio’s exposure to the underlying instrument. When a portfolio writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the portfolio is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the portfolio has realized a gain or loss on investment transactions. A portfolio, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a portfolio to close out an option contract.

The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed options contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A portfolio’s maximum risk of loss from counterparty credit risk related to OTC options contracts is limited to the premium paid.

During the reporting period, the portfolios entered into option contracts for the following reasons: The Diversified Bond and Inflation Protected Portfolios purchased or wrote options to manage portfolio risk and duration. The Inflation Managed and Managed Bond Portfolios purchased or wrote options and swaptions on futures, currencies, volatility and swaps, as a means of capitalizing on anticipated changes in market volatility and to generate income. Both Portfolios also wrote inflation floors to hedge duration. The Growth LT Portfolio purchased or wrote options for purposes of risk management and as part of the portfolio’s investment strategy. The Global Absolute Return Portfolio purchased options for purposes of risk management and as part of the portfolio’s investment strategy.

Forward Foreign Currency Contracts – A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a portfolio manage the risk of changes in currency exchange rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A portfolio records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A portfolio’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a portfolio and the counterparty is in place and to the extent a portfolio obtains collateral to cover the portfolio’s exposure to the counterparty.

During the reporting period, the portfolios entered into forward foreign currency contracts for the following reasons: The Diversified Bond, Inflation Protected, Short Duration Bond, Comstock, Growth LT, International Small-Cap, and International Value Portfolios used Forward Contracts for hedging purposes to help protect the portfolios’ returns against adverse currency movements. The Inflation Managed and Managed Bond Portfolios used Forward Contracts in connections with settling planned purchases or sales of investments, to hedge against currency exposure associated with some or all of these portfolios’ investments and as a part these portfolios’ investment strategy. The Emerging Markets Debt Portfolio used Forward Contracts to gain market exposure, for hedging purposes to help protect the portfolio’s returns against adverse currency movements, and as a part of the portfolio’s investment strategy. The Currency Strategies Portfolio purchased and sold non-deliverable Forwards Contracts to gain or increase exposure to various currencies (both long and short positions) for hedging purposes to protect the portfolio’s returns against adverse currency movements and as a part of the portfolio’s investment strategy. The Global Absolute Return Portfolio used Forward Contracts for hedging purposes to protect the portfolio’s returns against adverse currency movements, as a substitute for securities, and as part of the portfolio’s investment strategy.

Swaps Agreements – Swaps are privately negotiated agreements between the portfolios and their counterparties to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals and may be executed in the over-the-counter market or in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable. Payments received or made at the beginning of the measurement period are recorded as an asset or liability and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as the calculation of realized gain or loss when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received by the portfolios are recorded as realized gain.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Interest Rate Swaps – Interest rate swap agreements involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Certain portfolios hold fixed rate bonds whose value may decrease if interest rates rise. To help hedge against this risk and to maintain the ability to generate income at prevailing market rates, certain portfolios enter into interest rate swap agreements.

A portfolio investing in interest rate swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A portfolio’s maximum risk of loss from counterparty credit risk related to interest rate swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a portfolio and the counterparty is in place and to the extent a portfolio obtains collateral to cover the portfolio’s exposure to the counterparty.

During the reporting period, the portfolios entered into interest rate swap contracts for the following reasons: The Inflation Managed and Managed Bond Portfolios entered into interest rate swaps to manage nominal or real interest rate risk in various global markets and as a substitute for cash bond exposure. The Global Absolute Return Portfolio entered into interest rate swaps for hedging purposes, to manage interest rate exposure, and as part of the portfolio’s investment strategy.

Credit Default Swaps – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection, a portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a portfolio would be subject to investment exposure on the notional amount of the swap.

A portfolio investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates.

If a portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. Treasury obligation issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. Treasury obligation issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedowns or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities

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NOTES TO FINANCIAL STATEMENTS (Continued)

comprising the credit index. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect.

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Wider credit spreads, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. Treasury obligation issues as of period end, are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

A portfolio may use pair trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a portfolio may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.

A portfolio may use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

A portfolio’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a portfolio and the counterparty is in place and to the extent a portfolio obtains collateral to cover the portfolio’s exposure to the counterparty.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap contracts is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2012 for which a portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities.

During the reporting period, the portfolios entered into credit default swap contracts for the following reasons: The Diversified Bond Portfolio utilized credit default swaps to manage duration and credit risk, as a substitute for physical securities and as part of the portfolio’s investment strategy. The High Yield Bond Portfolio sold credit protection through credit default swaps on indices to increase exposure to credit for the broader high yield market. The Inflation Managed and Managed Bond Portfolios sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and to the broader investment grade, high yield, or emerging markets through the use of credit default swaps on credit indices. Both Portfolios also purchased credit protection to reduce credit exposure to individual issuers, reduce broader credit risk, and to take advantage of the basis between the credit default swap and cash bond market. The Global Absolute Return Portfolio entered into credit default swaps for hedging purposes, to increase or decrease credit exposure to various indices, individual issuers and securities or groups of securities, and as part of the portfolio’s investment strategy.

Total Return Swaps – A portfolio investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a portfolio will receive a payment from or make a payment to the counterparty. A portfolio’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a portfolio and the counterparty is in place and to the extent a portfolio obtains collateral to cover a portfolio’s exposure to the counterparty.

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NOTES TO FINANCIAL STATEMENTS (Continued)

During the reporting period, the portfolios entered into total return swap contracts for the following reasons: The Diversified Bond Portfolio entered into total return swaps to manage duration and credit risk, as a substitute for physical securities and as part of the portfolio’s investment strategy. The Inflation Protected Portfolio entered into total return swaps to manage duration and portfolio risk.

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement. The derivative investments held as of December 31, 2012 as disclosed in the Notes to Schedules of Investments and the amounts of realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for each applicable portfolio during the year ended December 31, 2012.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Fund’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Interest rate contracts	Investments, at value Receivable: Variation margin Swap contracts, at value	Outstanding options written, at value Payable: Variation margin Swap contracts, at value
Foreign exchange contracts	Investments, at value Receivable: Variation margin Forward foreign currency contracts appreciation	Outstanding options written, at value Payable: Variation margin Forward foreign currency contracts depreciation
Credit contracts	Swap contracts, at value	Swap contracts, at value
Equity contracts	Investments, at value Receivable: Variation margin	Outstanding options written, at value Payable: Variation margin

The following is a summary of fair values of derivative investments disclosed in the Statements of Assets and Liabilities, categorized by primary risk exposure as of December 31, 2012:

		Asset Derivative Investments Value
Portfolio	Total Value at December 31, 2012	Credit Contracts	Equity Contracts		Foreign Exchange Contracts	Interest Rate Contracts
Diversified Bond	$7,080,479	$399,699	$-		$3,687,918	$2,992,862	*
High Yield Bond	72,986	72,986	-		-	-
Inflation Managed	16,652,870	372,085	-		11,322,668	4,958,117	*
Inflation Protected	520,588	-	-		442,796	77,792	*
Managed Bond	53,825,880	16,746,416	-		12,298,228	24,781,236	*
Short Duration Bond	21,144	-	-		21,144	-
Emerging Markets Debt	1,658,762	-	-		1,658,762	-
Comstock	189,190	-	-		189,190	-
Growth LT	1,667,539	-	1,252,310		415,229	-
Small-Cap Equity	115,105	-	115,105	*	-	-
Small-Cap Index	412,785	-	412,785	*	-	-
International Small-Cap	1,244,392	-	-		1,244,392	-
International Value	5,561,540	-	-		5,561,540	-
Currency Strategies	31,325,749	-	-		31,325,749	-
Global Absolute Return	81,697,243	51,142,822	1,214,370	*	19,828,930	9,511,121	*

		Liability Derivative Investments Value
Portfolio	Total Value at December 31, 2012	Credit Contracts	Equity Contracts		Foreign Exchange Contracts	Interest Rate Contracts
Diversified Bond	($5,469,500)	($457,262)	$-		($4,737,105)	($275,133	)*
Inflation Managed	(4,978,235)	(1,307,939)	-		(2,050,680)	(1,619,616	)*
Inflation Protected	(6,403,957)	-	-		(3,722,183)	(2,681,774)
Managed Bond	(20,293,809)	(4,114,200)	-		(14,995,349)	(1,184,260	)*
Emerging Markets Debt	(2,104,424)	-	-		(2,104,424)	-
Comstock	(3,343,389)	-	-		(3,343,389)	-
Equity Index	(202,294)	-	(202,294	)*	-	-
Growth LT	(391,886)	-	-		(391,886)	-
Long/Short Large-Cap	(47,705)	-	(47,705	)*	-	-
International Value	(4,044,509)	-	-		(4,044,509)	-
Currency Strategies	(24,402,266)	-	-		(24,402,266)	-
Global Absolute Return	(41,084,436)	(14,429,054)	-		(24,846,892)	(1,808,490	)*

*	Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swaps as reported in the Notes to Schedules of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation of derivative investments, if any, disclosed in the Fund’s Statements of Operations:

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Interest rate contracts	Net realized gain (loss) on investment security transactions
Equity contracts	Net realized gain (loss) on futures contracts and swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts and swaps
Change in net unrealized appreciation (depreciation) on written options
Foreign exchange contracts	Net realized gain (loss) on investment security transactions
Net realized gain (loss) on futures contracts and swap transactions
Net realized gain (loss) on written option transactions
Net realized gain (loss) on foreign currency transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts and swaps
Change in net unrealized appreciation (depreciation) on written options
Change in net unrealized appreciation (depreciation) on foreign currencies
Credit contracts	Net realized gain (loss) on futures contracts and swap transactions
Change in net unrealized appreciation (depreciation) on futures contracts and swaps

The following is a summary of each portfolio’s realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2012:

	Realized Gain (loss) on Derivative Investments Recognized in the Statement of Operations
Portfolio	Total	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts
Diversified Bond	($6,072,372)	($1,155,749)	$	$8,473,169	($13,389,792)
High Yield Bond	29,167	29,167	-	-	-
Inflation Managed	16,510,679	(4,480,760)	-	3,011,732	17,979,707
Inflation Protected	26,253,725	7,702,901	-	(6,622,450)	25,173,274
Managed Bond	22,752,764	(1,389,865)	-	36,042,201	(11,899,572)
Short Duration Bond	237,805	-	-	(179,103)	416,908
Emerging Markets Debt	2,211,034	-	-	2,211,034	-
Comstock	(5,555,234)	-	(1,472,273)	(4,082,961)	-
Dividend Growth	439,750	-	439,750	-	-
Equity Index	4,173,553	-	4,173,553	-	-
Growth LT	(1,236,173)	-	(1,278,549)	42,376	-
Large-Cap Value	(1,798,714)	-	(1,798,714)	-	-
Long/Short Large-Cap	2,836,066	-	2,836,066	-	-
Main Street Core	(239,871)	-	(239,871)	-	-
Mid-Cap Equity	1,864,550	-	1,864,550	-	-
Mid-Cap Growth	(1,527,058)	-	(1,527,058)	-	-
Mid-Cap Value	(7,570,890)	-	(7,559,045)	(11,845)	-
Small-Cap Equity	(526,004)	-	(526,004)	-	-
Small-Cap Growth	123,659	-	123,659	-	-
Small-Cap Index	1,093,005	-	1,093,005	-	-
Real Estate	(1,493,109)	-	(1,493,109)	-	-
International Large-Cap	(4,680,659)	-	(4,680,659)	-	-
International Small-Cap	322,900	-	-	322,900	-
International Value	(8,451,232)	-	(5,798,732)	(2,652,500)	-
Currency Strategies	(24,405,610)	-	-	(24,405,610)	-
Global Absolute Return	(30,096,447)	(32,277,016)	-	1,565,627	614,942

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statement of Operations
Portfolio	Total	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts
Diversified Bond	($2,427,815)	($56,694)	$-	($6,596,686)	$4,225,565
High Yield Bond	19,861	19,861	-	-	-
Inflation Managed	3,826,922	6,098,803	-	6,863,986	(9,135,867)
Inflation Protected	(10,972,071)	-	-	(9,467,552)	(1,504,519)
Managed Bond	45,438,179	15,065,431	-	(21,391,082)	51,763,830
Short Duration Bond	62,021	-	-	62,021	-
Emerging Markets Debt	(445,662)	-	-	(445,662)	-
Comstock	(3,154,199)	-	-	(3,154,199)	-
Equity Index	(544,775)	-	(544,775)	-	-
Growth LT	(1,906,463)	-	(397,553)	(1,508,910)	-
Long/Short Large-Cap	(85,859)	-	(85,859)	-	-
Small-Cap Equity	114,180	-	114,180	-	-
Small-Cap Index	411,591	-	411,591	-	-
International Small-Cap	1,168,168	-	-	1,168,168	-
International Value	3,744,353	-	(26,428)	3,770,781	-
Currency Strategies	6,923,483	-	-	6,923,483	-
Global Absolute Return	(8,125,486)	(10,144,070)	1,214,370	(6,898,417)	7,702,631

6. INVESTMENT ADVISORY, SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS AND SERVICE PLAN

Pursuant to an Investment Advisory Agreement, PLFA, a wholly owned subsidiary of Pacific Life, serves as investment adviser to each portfolio of the Fund. PLFA manages the Cash Management and High Yield Bond Portfolios under the name Pacific Asset Management. With exception of the Cash Management, High Yield Bond, American Funds Growth, American Funds Growth-Income, American Funds Asset Allocation, Pacific Dynamix and Portfolio Optimization Portfolios, PLFA has retained other portfolio management firms to sub-advise each portfolio, as discussed later in this section. PLFA receives advisory fees from each portfolio based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each portfolio:

Cash Management	0.20% of first $250 million 0.15% of next $250 million 0.10% of next $3.5 billion 0.08% on excess	Long/Short Large-Cap (1)	1.00% of the first $4 billion 0.98% on excess
Diversified Bond High Yield Bond Inflation Managed Managed Bond Short Duration Bond	0.40% of first $4 billion 0.38% on excess	Main Street Core	0.45% of first $4 billion 0.43% on excess
Floating Rate Loan (1) American Funds Growth (2) American Funds Growth-Income (2) Small-Cap Equity (1) Small-Cap Value American Funds Asset Allocation (2)	0.75% of first $1 billion 0.72% of next $1 billion 0.69% of next $2 billion 0.67% on excess	Mid-Cap Equity International Value	0.65% of first $4 billion 0.63% on excess
Inflation Protected	0.40% of first $200 million 0.35% of next $800 million 0.34% of next $1 billion 0.33% on excess	Mid-Cap Growth	0.70% of first $4 billion 0.68% on excess
Emerging Markets Debt	0.785% of first $1 billion 0.755% of next $1 billion 0.725% of next $2 billion 0.705% on excess	Mid-Cap Value	0.70% of first $1 billion 0.65% of next $1 billion 0.60% on excess
Comstock (1) Focused 30 Large-Cap Growth (1)	0.75% of first $100 million 0.71% of next $900 million 0.68% of next $3 billion 0.66% on excess	Small-Cap Growth	0.60% of first $4 billion 0.58% on excess
Dividend Growth	0.70% of first $100 million 0.66% of next $900 million 0.63% of next $3 billion 0.61% on excess	Small-Cap Index	0.30% of first $4 billion 0.28% on excess
Equity Index	0.05% of first $4 billion 0.03% on excess	Health Sciences Technology	0.90% of first $1 billion 0.87% of next $1 billion 0.84% of next $2 billion 0.82% on excess
Growth LT	0.55% of first $4 billion 0.53% on excess	Real Estate	0.90% of first $100 million 0.82% of next $900 million 0.80% of next $3 billion 0.78% on excess
Large-Cap Value	0.65% of first $100 million 0.61% of next $900 million 0.58% of next $3 billion 0.56% on excess	Emerging Markets	0.80% of first $4 billion 0.78% on excess

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

International Large-Cap	0.85% of first $100 million 0.77% of next $900 million 0.75% of next $3 billion 0.73% on excess	Precious Metals	0.75% on first $100 million 0.70% on next $400 million 0.65% on next $500 million 0.60% on excess
International Small-Cap (1)	0.85% of first $1 billion 0.82% of next $1 billion 0.79% of next $2 billion 0.77% on excess	Pacific Dynamix – Conservative Growth Pacific Dynamix – Moderate Growth Pacific Dynamix – Growth	0.20%
Currency Strategies	0.65% on first $3 billion 0.63% on excess	Portfolio Optimization Conservative (3) Portfolio Optimization Moderate- Conservative (3) Portfolio Optimization Moderate (3) Portfolio Optimization Growth (3) Portfolio Optimization Aggressive-Growth (3)	0.10%
Global Absolute Return	0.80% on first $3 billion 0.78% on excess

(1)	PLFA voluntarily agreed to waive 0.10%, 0.10%, 0.015%, 0.025% (0.275% effective January 1, 2013), 0.05% and 0.02% of its advisory fee through April 30, 2013 for the Floating Rate Loan, Small-Cap Equity, Comstock, Large-Cap Growth, Long/Short Large-Cap and International Small-Cap Portfolios, respectively. The agreements can be terminated upon ninety days’ prior written notice by the Funds or if the investment agreements or sub-advisory agreements are terminated. There is no guarantee that PLFA will continue such waivers after that date.
(2)	PLFA voluntarily agreed to waive a portion of its advisory fees for each Feeder Portfolio so that its total annual investment advisory fee does not exceed 0.41% until the earlier of April 30, 2013 or such time as the Feeder Portfolios no longer invest substantially all of their assets in the Master Funds. There is no guarantee that PLFA will continue to waive its advisory fees after that date. As a shareholder of the Master Funds, each Feeder Portfolio also pays an advisory fee, and other expenses of the Master Fund.
(3)	PLFA voluntarily agreed to waive its advisory fee of 0.10% through April 30, 2013.

Pursuant to Portfolio Management or Subadvisory Agreements as of December 31, 2012, the Fund and PLFA engage various investment management firms under PLFA’s supervision to sub-advise thirty of the forty-three portfolios covered in this report. The following firms serve as sub-advisers for the respective portfolios: Western Asset Management Company for the Diversified Bond and Inflation Protected Portfolios; Eaton Vance Management for the Floating Rate Loan and Global Absolute Return Portfolios; Pacific Investment Management Company LLC for the Inflation Managed and Managed Bond Portfolios; T. Rowe Price Associates, Inc. for the Short Duration Bond and Dividend Growth Portfolios; Ashmore Investment Management Limited for the Emerging Markets Debt Portfolio; Invesco Advisers, Inc. for the Comstock Portfolio; BlackRock Investment Management, LLC for the Equity Index and Small-Cap Index Portfolios; Janus Capital Management LLC for the Focused 30 and Growth LT Portfolios; UBS Global Asset Management (Americas) Inc. for the Large-Cap Growth (BlackRock Investment Management, LLC effective January 1, 2013) and Currency Strategies Portfolios; ClearBridge Advisors, LLC for the Large-Cap Value Portfolio; J.P. Morgan Investment Management, Inc. for the Long/Short Large-Cap and International Value Portfolios; OppenheimerFunds, Inc. for the Main Street Core and Emerging Markets Portfolios; Lazard Asset Management LLC for the Mid-Cap Equity Portfolio (Scout Investments, Inc. effective January 1, 2013); Morgan Stanley Investment Management Inc. for the Mid-Cap Growth and Real Estate Portfolios; BlackRock Capital Management, Inc. for the Mid-Cap Value Portfolio; Franklin Advisory Services, LLC and BlackRock Investment Management, LLC (co-sub-advisers) for the Small-Cap Equity Portfolio; Fred Alger Management, Inc. for the Small-Cap Growth Portfolio; NFJ Investment Group LLC for the Small-Cap Value Portfolio; Jennison Associates LLC for the Health Sciences Portfolio; Columbia Management Investment Advisers, LLC for the Technology Portfolio; MFS Investment Management for the International Large-Cap Portfolio; Batterymarch Financial Management, Inc. for the International Small-Cap Portfolio; and Wells Capital Management Incorporated for the Precious Metals Portfolio. PLFA, as Investment Adviser to each portfolio of the Fund, pays the related portfolio management fees to these sub-advisors as compensation for their sub-advisory services provided to the Fund.

Each Feeder Portfolio invests all of its assets in a Master Fund; therefore, PLFA has not retained other management firms to sub-advise the assets of the Feeder Portfolios. PLFA is the adviser to the Feeder Portfolios. Capital Research and Management Company (“CRMC”), pursuant to the Investment Advisory and Service Agreements between the Master Funds (See Note 1) and CRMC, serves as the Investment Adviser to the Master Funds. For the year ended December 31, 2012, CRMC received advisory fees of 0.33%, 0.27% and 0.29% from the Growth, Growth-Income and Asset Allocation Master Funds, respectively, and an administrative fee of 0.01% for administrative services provided by CRMC and its affiliates, based on the annual percentage of average daily net assets of each Master Fund.

Pursuant to an Agreement for Support Services (the “Agreement”), Pacific Life and PLFA provide support services to the Fund that are outside the scope of the investment adviser’s responsibilities under the Advisory Agreement. Under the Agreement, the Fund compensates Pacific Life and PLFA for their expenses in providing support services to the Fund in connection with various matters, including the expense of registering and qualifying the Fund on state and Federal levels, providing legal, compliance, accounting, tax, chief compliance officer services, and on-going compliance and oversight of the Fund’s securities lending program, maintaining the Fund’s legal existence, shareholders’ meetings, and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Fund reimbursed Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to a Transfer Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for Class I shares of the Fund, without remuneration from the Fund. Pursuant to a Transfer Agency and Service Agreement, State Street Bank and Trust Company serves as transfer agent and dividend disbursing agent for all Class P shares of the Fund and is compensated by the Fund for these services.

Pursuant to a Distribution Agreement, Pacific Select Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Fund’s shares.

The Distributor receives from the Fund a service fee of 0.20% on Class I shares only, based on an annual percentage of average daily net assets of each portfolio for shareholder servicing activities. Class P shares do not incur a service fee. Under the Service Plan, the service fee may be used by the Distributor for services rendered to or procured for shareholders of the Fund, or the variable annuity and variable life

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

insurance contract owners who use the Fund as the underlying investment vehicle for their contracts. These services may include, but are not limited to: providing electronic, telephonic, and technological servicing support in connection with existing investments in the Fund; answering shareholder questions regarding the Fund, the portfolios, its portfolio managers and/or other service providers; payment of compensation to broker-dealers, including the Distributor itself, and other financial institutions and organizations which assist in providing any of these services; and other services as described in the Service Plan. The Service Plan may be terminated at any time by vote of the majority of the independent trustees of the Board.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, SERVICE FEES AND EXPENSES FOR SUPPORT SERVICES

The Adviser, the Distributor and Pacific Life are related parties. The advisory fees earned by the Adviser, including any advisory fee waiver, the service fees earned by to the Distributor (applicable to Class I shares only), and expenses for support services recovered by PLFA and Pacific Life (see Note 6) from each portfolio covered in this report for the year ended December 31, 2012 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of December 31, 2012 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Fund’s expenses, PLFA has entered into expense limitation agreements with the Fund and has contractually agreed to reimburse each portfolio (other than the Pacific Dynamix Portfolios) for its operating expenses that exceed an annual rate based on a percentage of a portfolio’s average daily net assets through April 30, 2014 for the Portfolio Optimization Portfolios and through April 30, 2013 for all other portfolios covered in this report. These operating expenses include, but are not limited to, organizational expenses, domestic custody expenses, expenses for accounting, audit, tax and certain legal services, preparation, printing, filing and distribution to existing shareholders of proxies, prospectuses and shareholder reports and other regulatory documents as applicable, independent trustees’ fees and establishing, overseeing and administering the Fund’s compliance program. These operating expenses do not include advisory fees; service fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; dividends on securities sold short; acquired funds’ fees and expenses; extraordinary expenses such as litigation expenses and other expenses not incurred in the ordinary course of each portfolio’s business; and expenses of counsel or other persons or services retained by the independent trustees). The expense cap is 0.03% for the Portfolio Optimization Portfolios and 0.10% for all other portfolios covered in this report. In the case of the Pacific Dynamix Portfolios, PLFA has contractually agreed to reimburse each portfolio for its operating expenses (excluding extraordinary expenses) of each Pacific Dynamix Portfolio and its proportionate share of fees and expenses of the Pacific Dynamix Underlying Portfolios that exceed an annual rate of 0.59% of a portfolio’s average daily net assets through April 30, 2014. There is no guarantee that PLFA will continue to cap or reimburse upon the expiration of the applicable expense cap agreements. PLFA has agreed, temporarily, to reimburse expenses or waive a portion of its fees with respect to the Cash Management Portfolio to the extent necessary to prevent the portfolio’s expenses from exceeding earnings (i.e. a negative yield). However, there can be no assurance that a negative yield will not occur. There is no guarantee that PLFA will continue to waive a portion of its fees in the future.

Any reimbursement, except for the reimbursement of $1,871,198 to the Cash Management Portfolio, is subject to recoupment by PLFA, for a period of time as permitted under regulatory and accounting guidance (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the expense cap in future years. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable portfolios, but not above the expense cap. The amounts of adviser reimbursement to each of the applicable portfolios covered in this report for the year ended December 31, 2012 are presented in the Statements of Operations. Any amounts that remained due from the Adviser as of December 31, 2012 are presented in the Statements of Assets and Liabilities.

The cumulative expense reimbursement amounts, if any, as of December 31, 2012 that are subject to repayment from the portfolios are as follows:

	Expiration
Portfolio	2013	2014	2015
Pacific Dynamix – Conservative Growth	$62,479	$63,518	$76,176
Pacific Dynamix – Moderate Growth	105,002	131,597	239,686
Pacific Dynamix – Growth	91,537	117,915	164,359

There was no recoupment of expense reimbursement by PLFA from any portfolios during the year ended December 31, 2012.

C. INVESTMENTS IN AFFILIATED PORTFOLIOS

A summary of holdings and transactions with affiliated mutual fund investments as of and for the year ended December 31, 2012 is as follows:

Portfolio/Master Fund	Beginning Value as of January 1, 2012	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (3)	Change in Unrealized Appreciation	As of December 31, 2012
							Ending Value	Share Balance
American Funds Growth-Income
American Funds Insurance Series® Growth-Income Fund-Class 1	$1,147,620,269	$9,379,406	$12,615,546	$673,351,352	$50,897,059	$100,003,543	$647,164,471	16,818,204

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio/Pacific Dynamix Underlying Portfolio	Beginning Value as of January 1, 2012	Purchase Cost (1)	Distributions Received and Reinvested (2).	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Decrease)	As of December 31, 2012
							Ending Value	Share Balance

Pacific Dynamix – Conservative Growth
PD Aggregate Bond Index ‘P’	$71,128,385	$63,612,932	$1,765,170	$5,542,912	$410,598	$1,590,624	$132,964,797	11,910,892
PD High Yield Bond Market ‘P’	8,030,403	6,072,086	857,907	615,879	96,567	593,061	15,034,145	1,280,417
PD Large-Cap Growth Index ‘P’	15,303,460	11,074,235	332,786	1,554,854	259,391	1,982,483	27,397,501	1,725,634
PD Large-Cap Value Index ‘P’	18,481,779	12,420,673	576,196	1,879,216	1,058,396	2,277,128	32,934,956	2,165,818
PD Small-Cap Growth Index ‘P’	2,657,343	2,249,626	55,829	205,293	313,401	91,660	5,162,566	353,016
PD Small-Cap Value Index ‘P’	4,066,732	3,172,850	168,674	345,098	297,536	431,018	7,791,712	556,715
PD Emerging Markets ‘P’	1,283,468	854,080	31,956	102,647	(871)	287,632	2,353,618	154,350
PD International Large-Cap ‘P’	13,578,082	9,576,633	563,584	1,237,333	119,268	2,720,703	25,320,937	1,870,550
Total	$134,529,652	$109,033,115	$4,352,102	$11,483,232	$2,554,286	$9,974,309	$248,960,232

Pacific Dynamix – Moderate Growth
PD Aggregate Bond Index ‘P’	$101,029,332	$120,870,530	$2,815,132	$2,814,492	$433,939	$2,404,819	$224,739,260	20,131,983
PD High Yield Bond Market ‘P’	14,578,711	13,637,069	1,737,499	401,841	171,549	1,107,973	30,830,960	2,625,789
PD Large-Cap Growth Index ‘P’	47,162,002	40,906,457	1,151,195	1,390,882	366,446	6,544,683	94,739,901	5,967,200
PD Large-Cap Value Index ‘P’	57,215,013	55,718,420	2,145,773	1,669,351	3,296,180	7,530,951	124,236,986	8,169,881
PD Small-Cap Growth Index ‘P’	7,940,681	10,878,847	223,524	542,725	1,216,330	346,534	20,063,191	1,371,921
PD Small-Cap Value Index ‘P’	11,043,151	18,750,748	719,172	452,476	1,245,452	1,710,445	33,016,492	2,359,016
PD Emerging Markets ‘P’	7,364,710	11,095,037	268,385	941,939	233,602	1,738,137	19,757,932	1,295,722
PD International Large-Cap ‘P’	43,121,746	43,611,293	2,139,966	1,243,687	147,277	9,535,420	97,312,015	7,188,795
Total	$289,455,346	$315,468,399	$11,200,646	$9,457,393	$7,110,777	$30,918,962	$644,696,737
Pacific Dynamix – Growth
PD Aggregate Bond Index ‘P’	$38,146,962	$19,415,257	$789,698	$7,719,973	$614,809	$510,106	$51,756,859	4,636,343
PD Large-Cap Growth Index ‘P’	37,658,985	10,906,662	598,419	5,357,019	1,443,961	3,878,984	49,129,992	3,094,456
PD Large-Cap Value Index ‘P’	44,266,817	11,596,194	1,080,377	3,890,629	3,063,697	4,248,540	60,364,996	3,969,630
PD Small-Cap Growth Index ‘P’	10,912,458	4,328,807	177,630	1,111,661	1,231,015	371,249	15,909,498	1,087,891
PD Small-Cap Value Index ‘P’	13,276,199	6,685,121	479,262	1,315,022	1,092,126	1,271,007	21,488,693	1,535,359
PD Emerging Markets ‘P’	9,124,860	3,778,676	187,600	997,787	304,218	1,386,337	13,783,904	903,946
PD International Large-Cap ‘P’	35,530,473	12,323,037	1,155,366	3,213,997	325,054	5,616,792	51,736,725	3,821,981
Total	$188,916,754	$69,033,754	$4,468,352	$23,606,088	$8,074,880	$17,283,015	$264,170,667

Portfolio Optimization Conservative
Diversified Bond ‘P’	$573,655,993	$66,736,651	$14,786,904	$190,794,464	$12,991,694	$14,278,136	$491,654,914	45,014,184
Floating Rate Loan ‘P’	283,651,713	16,619,306	10,862,530	97,108,141	2,680,398	6,147,168	222,852,974	29,085,138
High Yield Bond ‘P’	217,183,953	48,196,043	11,125,852	107,976,691	2,528,757	12,428,847	183,486,761	26,919,133
Inflation Managed ‘P’	356,704,694	11,182,953	6,146,551	203,293,062	42,331,371	(22,805,384)	190,267,123	15,959,663
Inflation Protection ‘P’	248,642,056	31,825,780	1,242,481	66,910,129	4,959,432	7,432,352	227,191,972	20,752,073
Managed Bond ‘P’	754,067,101	83,286,837	32,415,242	294,588,694	10,282,190	25,322,714	610,785,390	48,546,244
Short Duration Bond ‘P’	387,021,749	230,380,830	5,528,307	67,463,052	1,065,194	9,138,186	565,671,214	58,454,543
Emerging Markets Debt ‘P’	-	187,485,735	4,357,436	9,110,343	473,090	14,304,690	197,510,608	18,240,319
Comstock ‘P’	105,258,611	47,636,476	2,738,346	44,999,441	8,442,998	10,830,035	129,907,025	13,985,155
Equity Index ‘P’	70,092,158	49,319,681	2,767,910	37,866,017	4,409,859	6,494,927	95,218,518	3,042,683
Large-Cap Growth ‘P’	68,501,214	25,084,344	76,875	31,091,323	11,277,099	2,315,253	76,163,462	12,670,533
Large-Cap Value ‘P’	141,427,719	35,195,021	3,745,947	43,007,652	7,430,800	12,548,963	157,340,798	12,069,938
Long/Short Large-Cap ‘P’	69,704,939	-	-	76,528,195	5,114,049	1,709,207	-	-
Mid-Cap Equity ‘P’	103,306,701	14,330,830	402,078	81,382,843	5,112,858	2,482,558	44,252,182	3,655,110
Mid-Cap Value ‘P’	-	66,914,012	642,052	7,970,699	2,818,180	621,584	63,025,129	4,416,592
International Large-Cap ‘P’	103,844,286	9,828,708	1,636,311	56,288,876	(1,440,877)	19,072,832	76,652,384	10,725,682
International Value ‘P’	69,303,323	7,620,920	1,798,297	40,228,439	(3,608,204)	11,299,487	46,185,384	4,299,833
Currency Strategies ‘P’	-	125,531,165	-	2,617,380	(35,525)	(990,618)	121,887,642	12,322,722
Global Absolute Return ‘P’	-	231,950,577	-	2,627,041	(5,605)	(81,257)	229,236,674	22,958,001
Precious Metals ‘P’	-	51,394,400	-	1,515,595	(191,587)	(5,498,991)	44,188,227	5,135,909
Total	$3,552,366,210	$1,340,520,269	$100,273,119	$1,463,368,077	$116,636,171	$127,050,689	$3,773,478,381

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio/Pacific Dynamix Underlying Portfolio	Beginning Value as of January 1, 2012	Purchase Cost (1)	Distributions Received and Reinvested (2).	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Decrease)	As of December 31, 2012
							Ending Value	Share Balance

Portfolio Optimization Moderate-Conservative
Diversified Bond ‘P’	$493,005,685	$52,193,027	$13,477,438	$163,523,474	$12,540,004	$13,243,218	$420,935,898	38,539,401
Floating Rate Loan ‘P’	245,207,193	30,574,335	11,951,912	55,352,558	1,553,681	5,929,381	239,863,944	31,305,285
High Yield Bond ‘P’	206,271,405	17,363,324	13,659,446	53,544,573	2,091,971	13,391,864	199,233,437	29,229,310
Inflation Managed ‘P’	329,160,023	59,351,853	5,295,372	208,863,046	43,500,605	(24,174,506)	204,270,301	17,134,253
Inflation Protection ‘P’	205,515,466	112,343,286	1,496,835	86,806,977	6,660,250	6,817,957	246,026,817	22,472,477
Managed Bond ‘P’	697,505,591	65,425,400	32,070,412	318,595,843	16,127,017	22,908,832	515,441,409	40,968,145
Short Duration Bond ‘P’	324,604,521	244,853,209	5,269,185	69,521,003	1,210,228	8,213,565	514,629,705	53,180,086
Emerging Markets Debt ‘P’	-	172,803,524	4,003,224	11,291,482	694,911	13,356,287	179,566,464	16,583,158
American Funds Growth ‘P’	39,040,256	-	-	43,062,326	1,628,660	2,393,410	-	-
American Funds Growth-Income ‘P’	-	45,006,386	737,645	6,740,962	419,676	2,816,698	42,239,443	4,050,232
Comstock ‘P’	161,124,021	57,030,620	3,855,047	74,533,509	13,832,894	15,638,322	176,947,395	19,049,291
Dividend Growth ‘P’	82,408,868	5,350,764	1,897,346	9,750,777	2,567,529	7,491,960	89,965,690	8,182,229
Equity Index ‘P’	123,451,866	51,926,038	5,037,646	20,094,489	2,131,631	15,385,530	177,838,222	5,682,774
Growth LT ‘P’	39,408,776	634,871	-	44,694,081	2,416,715	2,233,719	-	-
Large-Cap Growth ‘P’	79,568,328	42,300,780	131,210	7,026,569	16,623,477	(1,074,635)	130,522,591	21,713,703
Large-Cap Value ‘P’	207,351,450	49,586,203	6,140,623	38,056,925	9,419,842	21,011,780	255,452,973	19,596,325
Long/Short Large-Cap ‘P’	119,969,376	2,071,576	-	133,519,024	6,944,627	4,533,445	-	-
Main Street Core ‘P’	83,126,769	95,377,596	2,394,090	21,252,543	9,394,315	8,385,395	177,425,622	8,238,146
Mid-Cap Equity ‘P’	78,643,844	10,923,454	188,671	76,316,616	1,539,028	3,696,219	18,674,600	1,542,471
Mid-Cap Growth ‘P’	73,332,831	17,254,930	50,836	88,158,406	(4,570,637)	10,945,052	8,854,606	1,142,779
Mid-Cap Value ‘P’	77,558,974	14,702,800	992,440	8,558,095	5,075,754	5,865,195	95,637,068	6,701,929
Small-Cap Equity ‘P’	40,540,644	30,369,783	1,093,528	16,411,502	2,977,144	4,481,356	63,050,953	4,195,908
Small-Cap Index ‘P’	-	59,212,123	855,843	1,352,441	733,353	2,585,077	62,033,955	4,990,422
Emerging Markets ‘P’	36,393,780	8,425,212	429,844	4,637,868	4,110,985	3,883,404	48,605,357	3,246,789
International Large-Cap ‘P’	148,874,913	27,447,035	2,649,075	78,425,736	(2,588,317)	28,658,151	126,615,121	17,716,781
International Small-Cap ‘P’	73,104,128	19,551,490	2,132,052	11,149,973	(456,328)	14,038,906	97,220,275	11,255,146
International Value ‘P’	73,585,241	41,760,844	3,893,847	29,006,770	(2,286,339)	14,350,933	102,297,756	9,523,863
Currency Strategies ‘P’	-	142,695,724	-	694,310	(5,398)	(1,529,543)	140,466,473	14,201,024
Global Absolute Return ‘P’	-	284,718,104	-	1,386,328	(3,292)	(418,605)	282,909,879	28,333,360
Precious Metals ‘P’	-	98,691,787	-	462,873	(13,299)	(13,203,398)	85,012,217	9,880,800
Total	$4,038,753,949	$1,859,946,078	$119,703,567	$1,682,791,079	$154,270,687	$211,854,969	$4,701,738,171

Portfolio Optimization Moderate
Diversified Bond ‘P’	$1,190,680,322	$100,038,588	$39,353,229	$139,794,334	$18,192,222	$47,504,001	$1,255,974,028	114,992,538
Floating Rate Loan ‘P’	444,015,470	1,552,774	22,233,588	59,977,509	1,547,705	11,888,872	421,260,900	54,979,887
High Yield Bond ‘P’	600,106,848	244,517	36,329,107	164,535,557	6,659,774	37,854,621	516,659,310	75,798,497
Inflation Managed ‘P’	892,570,161	77,575,587	12,744,755	657,098,106	107,321,878	(61,247,287)	371,866,988	31,192,313
Inflation Protection ‘P’	593,851,702	124,880,077	3,521,036	293,147,852	22,166,211	10,074,731	461,345,905	42,140,062
Managed Bond ‘P’	2,083,493,596	79,558,851	80,821,796	923,715,750	38,855,698	65,317,585	1,424,331,776	113,208,270
Short Duration Bond ‘P’	441,334,506	573,981,262	9,389,206	142,057,217	2,919,601	11,996,394	897,563,752	92,751,191
Emerging Markets Debt ‘P’	-	457,037,249	10,128,707	49,955,061	3,135,601	34,012,097	454,358,593	41,960,509
American Funds Growth ‘P’	149,312,814	-	269,132	168,897,560	10,172,753	9,142,861	-	-
American Funds Growth-Income ‘P’	462,470,384	-	3,722,204	321,653,800	17,318,477	36,535,405	198,392,670	19,023,366
Comstock ‘P’	730,819,262	122,098,229	15,091,379	301,558,568	55,115,374	68,676,703	690,242,379	74,308,117
Dividend Growth ‘P’	298,462,875	176,671	4,303,367	138,644,446	14,910,231	17,632,658	196,841,356	17,902,391
Equity Index ‘P’	593,855,703	515,818	9,073,828	355,144,705	28,796,773	36,339,697	313,437,114	10,015,801
Growth LT ‘P’	286,516,688	3,119,946	754,936	283,179,321	26,961,526	10,441,433	44,615,208	3,128,488
Large-Cap Growth ‘P’	430,630,708	38,784,580	448,387	102,675,797	70,721,135	6,326,332	444,235,345	73,902,873
Large-Cap Value ‘P’	1,053,432,933	152,320,209	24,570,528	399,676,815	65,969,110	86,086,278	982,702,243	75,385,119
Long/Short Large-Cap ‘P’	576,750,188	3,300,929	4,929,208	148,444,616	68,160,348	29,972,800	534,668,857	57,043,271
Main Street Core ‘P’	298,876,402	30,737,957	4,098,559	83,698,558	22,964,828	24,822,287	297,801,475	13,827,383
Mid-Cap Equity ‘P’	425,626,633	7,356,607	2,638,001	194,117,866	45,702,750	(17,393,884)	269,812,241	22,285,759
Mid-Cap Growth ‘P’	263,471,644	18,722,370	1,138,966	110,663,130	34,641,425	(13,175,888)	194,135,387	25,055,191
Mid-Cap Value ‘P’	417,954,758	299,743,587	6,823,189	165,096,092	37,214,451	29,982,858	626,622,751	43,911,646
Small-Cap Equity ‘P’	146,762,174	369,233	1,955,136	59,082,397	7,164,768	11,197,016	108,365,930	7,211,524
Small-Cap Growth ‘P’	140,732,912	3,010,308	355,746	11,454,150	18,143,177	(205,841)	150,582,152	13,318,138
Small-Cap Index ‘P’	-	190,643,217	2,760,776	6,151,160	2,464,429	8,350,849	198,068,111	15,933,910
Small-Cap Value ‘P’	147,623,308	162,397	3,386,521	11,125,519	13,750,990	(895,781)	152,901,916	11,191,862
Real Estate ‘P’	-	339,361,604	4,283,522	13,794,385	13,677,269	(12,918,411)	330,609,599	19,649,414
Emerging Markets ‘P’	391,729,755	36,577,706	4,113,366	48,646,754	42,052,365	39,763,505	465,589,943	31,100,943
International Large-Cap ‘P’	667,485,217	39,804,802	11,756,276	272,118,965	(9,363,880)	124,950,104	562,513,554	78,710,422
International Small-Cap ‘P’	391,624,279	36,901,963	9,275,176	81,019,632	(5,386,244)	69,335,554	420,731,096	48,707,844
International Value ‘P’	393,644,027	105,031,631	18,007,816	105,814,136	(8,787,357)	66,442,621	468,524,602	43,619,375
Currency Strategies ‘P’	-	616,257,476	-	9,860,485	(94,016)	(6,590,996)	599,711,979	60,630,298
Global Absolute Return ‘P’	-	770,321,973	-	13,449,964	(90,725)	(1,131,791)	755,649,493	75,678,126
Precious Metals ‘P’	-	308,559,569	-	2,811,101	(90,897)	(42,612,709)	263,044,862	30,573,177
Total	$14,513,835,269	$4,538,747,687	$348,277,443	$5,839,061,308	$772,887,750	$738,474,674	$15,073,161,515

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio/Pacific Dynamix Underlying Portfolio	Beginning Value as of January 1, 2012	Purchase Cost (1)	Distributions Received and Reinvested (2).	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Decrease)	As of December 31, 2012
							Ending Value	Share Balance

Portfolio Optimization Growth
Diversified Bond ‘P’	$638,596,185	$311,084,606	$28,497,471	$110,690,808	$14,120,759	$26,329,795	$907,938,008	83,127,591
Inflation Managed ‘P’	507,685,015	85,343,828	7,594,205	501,837,279	59,007,843	(34,470,125)	123,323,487	10,344,411
Inflation Protection ‘P’	379,193,521	75,308	1,394,754	236,680,999	15,263,897	454,324	159,700,805	14,587,323
Managed Bond ‘P’	1,025,850,739	126,900,955	55,974,398	260,520,809	11,382,939	40,929,826	1,000,518,048	79,522,847
Short Duration Bond ‘P’	380,342,943	26,476,979	2,764,742	219,698,211	4,636,410	5,283,899	199,806,762	20,647,352
Emerging Markets Debt ‘P’	-	152,454,003	3,354,528	15,209,354	985,909	9,262,352	150,847,438	13,930,925
American Funds Growth ‘P’	261,269,281	39,522,574	141,372	288,186,197	10,918,884	16,601,463	40,267,377	4,299,161
American Funds Growth-Income ‘P’	404,618,019	-	3,481,293	291,516,627	20,161,088	31,423,005	168,166,778	16,125,083
Comstock ‘P’	770,932,556	131,195,111	15,826,413	323,952,481	56,962,198	72,004,327	722,968,124	77,831,211
Dividend Growth ‘P’	386,482,828	23,615,949	5,852,650	178,108,346	17,163,844	22,489,462	277,496,387	25,237,831
Equity Index ‘P’	643,311,290	-	12,948,277	288,507,392	24,914,234	50,205,067	442,871,476	14,151,843
Growth LT ‘P’	249,218,403	32,068	684,595	244,633,469	21,975,667	10,354,534	37,631,798	2,638,800
Large-Cap Growth ‘P’	371,100,002	94,418	366,137	76,320,183	61,327,727	6,179,206	362,747,307	60,346,545
Large-Cap Value ‘P’	915,832,970	222,588,641	23,459,106	360,989,750	57,820,420	75,879,877	934,591,264	71,694,426
Long/Short Large-Cap ‘P’	503,425,699	262,390,223	6,506,303	169,596,156	86,843,885	16,073,300	705,643,254	75,284,353
Main Street Core ‘P’	388,572,248	-	4,870,574	99,220,054	26,695,697	32,674,919	353,593,384	16,417,888
Mid-Cap Equity ‘P’	626,152,494	21,869	3,803,264	291,125,470	62,354,902	(21,157,257)	380,049,802	31,391,083
Mid-Cap Growth ‘P’	348,653,635	606,801	1,545,008	112,012,473	38,481,759	(13,929,957)	263,344,773	33,987,382
Mid-Cap Value ‘P’	369,499,733	144,450,285	4,693,746	149,088,916	25,154,332	27,711,196	422,420,376	29,601,820
Small-Cap Equity ‘P’	642,321,480	52,478,045	11,550,159	139,260,852	31,826,939	57,832,892	656,748,663	43,705,236
Small-Cap Growth ‘P’	248,846,509	39,050	422,115	98,651,467	22,189,534	5,829,347	178,675,088	15,802,799
Small-Cap Index ‘P’	-	39,522,574	455,576	1,680,235	(17,608)	217,469	38,497,776	3,097,016
Small-Cap Value ‘P’	127,945,329	-	2,846,198	15,251,285	11,546,642	(531,449)	126,555,435	9,263,396
Real Estate ‘P’	259,397,312	140,496,895	4,950,426	60,446,940	21,666,084	16,018,623	382,082,400	22,708,642
Emerging Markets ‘P’	461,370,847	832,858	4,079,570	92,238,233	38,746,038	49,023,037	461,814,117	30,848,721
International Large-Cap ‘P’	707,336,857	14,100,501	14,083,916	229,712,247	(1,448,825)	132,616,624	636,976,826	89,129,790
International Small-Cap ‘P’	461,191,263	11,463,653	11,414,856	47,142,908	(1,993,072)	79,166,235	514,100,027	59,517,121
International Value ‘P’	463,721,461	105,824,198	19,980,687	157,885,286	(12,207,015)	78,175,326	497,609,371	46,327,150
Currency Strategies ‘P’	-	526,967,653	-	28,819,065	(347,234)	(5,411,499)	492,389,855	49,780,135
Global Absolute Return ‘P’	-	658,709,567	-	25,573,560	(233,803)	(946,505)	631,955,699	63,290,220
Precious Metals ‘P’	-	395,225,740	-	6,132,180	(179,550)	(54,300,991)	334,613,019	38,891,401
Total	$12,542,868,619	$3,472,514,352	$253,542,339	$5,120,689,232	$725,720,524	$731,988,322	$12,605,944,924

Portfolio Optimization Aggressive-Growth
Diversified Bond ‘P’	$53,513,290	$43,030,123	$2,436,312	$39,156,417	$3,494,978	$492,468	$63,810,754	5,842,287
Managed Bond ‘P’	108,572,429	31,086,891	4,188,461	71,531,997	2,618,322	2,129,248	77,063,354	6,125,124
American Funds Growth ‘P’	58,773,700	-	161,281	50,565,514	2,728,030	5,095,751	16,193,248	1,728,878
American Funds Growth-Income ‘P’	91,020,698	-	688,721	66,922,766	3,795,380	6,826,020	35,408,053	3,395,188
Comstock ‘P’	189,926,163	38,864,922	3,589,059	103,655,024	14,922,142	16,467,543	160,114,805	17,237,177
Dividend Growth ‘P’	80,588,988	106,664	1,570,669	20,689,875	3,173,649	6,313,012	71,063,107	6,463,070
Equity Index ‘P’	161,494,696	193,311	3,077,763	78,090,357	6,813,160	11,995,646	105,484,219	3,370,721
Growth LT ‘P’	53,437,338	15,121	147,507	52,596,797	4,492,200	2,369,224	7,864,593	551,478
Large-Cap Growth ‘P’	102,805,478	19,150,175	127,391	14,432,491	17,103,022	1,457,867	126,211,442	20,996,502
Large-Cap Value ‘P’	218,667,845	44,289,532	5,096,974	99,146,352	14,401,239	16,611,036	199,920,274	15,336,297
Long/Short Large-Cap ‘P’	132,817,807	27,732,390	1,319,779	43,640,501	18,045,018	5,824,266	142,098,759	15,160,370
Main Street Core ‘P’	81,744,432	5,783,711	1,045,151	24,688,405	6,062,933	6,522,230	76,470,052	3,550,623
Mid-Cap Equity ‘P’	161,645,661	145,193	649,670	109,673,646	9,925,119	687,097	63,379,094	5,234,941
Mid-Cap Growth ‘P’	101,572,275	470,149	351,912	50,061,751	6,275,435	1,374,927	59,982,947	7,741,423
Mid-Cap Value ‘P’	107,230,908	35,965,316	1,302,522	42,087,501	6,671,530	8,069,325	117,152,100	8,209,631
Small-Cap Equity ‘P’	133,625,292	5,917,836	2,312,247	27,813,015	6,322,046	11,888,156	132,252,562	8,801,129
Small-Cap Growth ‘P’	53,756,820	8,664,270	144,908	8,342,188	7,440,569	(372,071)	61,292,308	5,420,957
Small-Cap Index ‘P’	54,421,223	15,958,142	992,635	9,705,016	1,173,310	7,069,281	69,909,575	5,623,989
Small-Cap Value ‘P’	53,425,895	74,919	1,188,544	6,254,994	4,688,695	(208,918)	52,914,141	3,873,122
Real Estate ‘P’	80,007,087	47,956,640	1,554,697	21,105,266	6,836,457	4,744,611	119,994,226	7,131,723
Emerging Markets ‘P’	125,768,411	428,366	1,162,105	20,762,571	11,754,142	13,201,803	131,552,256	8,787,559
International Large-Cap ‘P’	205,737,617	3,166,838	3,793,873	79,934,617	(889,541)	37,715,050	169,589,220	23,729,987
International Small-Cap ‘P’	125,871,216	8,520,262	3,099,726	18,896,814	(932,550)	22,202,033	139,863,873	16,191,976
International Value ‘P’	126,516,975	5,838,465	4,441,493	44,521,036	(3,618,987)	19,116,551	107,773,461	10,033,648
Currency Strategies ‘P’	-	110,344,471	-	5,456,971	(67,017)	(1,139,772)	103,680,711	10,482,019
Global Absolute Return ‘P’	-	137,969,488	-	7,645,572	(75,721)	(194,564)	130,053,631	13,024,842
Precious Metals ‘P’	-	110,705,974	-	1,844,666	(61,957)	(15,138,410)	93,660,941	10,886,024
Total	$2,662,942,244	$702,379,169	$44,443,400	$1,119,222,120	$153,091,603	$191,119,410	$2,634,753,706

(1)	Purchased cost excludes distributions received and reinvested.
(2)	Distributions received include distributions from net investment income, if any.
(3)	Net realized gain includes distributions from capital gains, if any.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

D. INDEPENDENT TRUSTEES

The Fund pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing the committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations.

Each independent trustee of the Board is eligible to participate in the Fund’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each portfolio at the time of such deferral and are payable in accordance with the Plan. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain portfolios in the Pacific Life Funds. Pacific Life Funds is a Delaware statutory trust and is registered under the 1940 Act, as an open-end management investment company. PLFA is the Investment Adviser to Pacific Life Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance, at NAV of the Class A and/or Class P shares of the corresponding series of the Pacific Life Funds without a sales load. The obligation of each portfolio under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a portfolio’s DCP Liability account will cause the expenses of that portfolio to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a portfolio’s DCP Liability account is recorded as an increase or decrease to expense (trustees’ fees and expenses). For the year ended December 31, 2012, such expenses were increased by $18,618 for all applicable portfolios covered in this report as a result of the market value appreciation on such accounts. During the year ended December 31, 2012, the portfolios covered in this report paid $23,860 of deferred compensation to current independent trustees. As of December 31, 2012, the total amount in the DCP Liability accounts for all applicable portfolios covered in this report was $126,748.

E. OFFICERS OF THE FUND

All officers of the Fund are also officers of Pacific Life and PLFA and received no compensation from the Fund.

F. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the trustees which provides that the Fund will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Fund, to the fullest extent permitted by the Fund’s Declaration of Trust and By-Laws, the general trust law of the Commonwealth of Massachusetts, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Fund enters into contracts with service providers and others that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Fund and/ or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. SECURITIES LENDING

The Fund, on behalf of the Long/Short Large-Cap and Global Absolute Return Portfolios, entered into an agreement with State Street Bank and Trust Company (“Agreement”), to provide securities lending services to the portfolios. Under this program, the proceeds (cash collateral) received from borrowers are used to finance the costs of (i) purchasing long positions in excess of the value of the portfolio’s assets and/or (ii) borrowing securities sold short, in order to help achieve the portfolio’s stated investment objective.

Under the Agreement, the borrowers pay the portfolio’s negotiated lenders’ fees and the portfolio receives cash collateral in an amount equal to 102% of the market value of loaned securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) or foreign securities denominated in U.S. dollars, and 105% of the market value of loaned foreign securities, at the inception of each loan. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned or possible loss of rights to the collateral.

The portfolios retained beneficial ownership and all economic benefits in the securities they have loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. Each portfolio manager of the portfolio has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Fund’s policy that the portfolio managers vote on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Fund or its securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Income generated from securities lending is recorded as an investment income (securities lending). Cash collateral received is recorded as an asset (cash collateral received for securities on loan) and the same amount is recorded as a liability (payable upon return of securities loaned).

9. COMMITTED LINE OF CREDIT

The Fund has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”), which is renewed annually. The interest rate on borrowing is the higher of the Federal funds rate or the Overnight LIBOR rate, plus 1.25%. The Fund pays the Bank a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line up to a maximum of $75,000. As of December 31, 2012, the actual interest rate on borrowing by the Fund was 1.42%. The committed line of credit will expire on August 31, 2013, unless renewed and applies to all portfolios covered in this report except the American Funds Growth, American Funds Growth-Income, American Funds Asset Allocation, Pacific Dynamix and Portfolio Optimization Portfolios. The commitment fees and

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NOTES TO FINANCIAL STATEMENTS (Continued)

interest incurred by the Fund are recorded as an expense. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio. As of December 31, 2012, the International Large-Cap Portfolio had an outstanding loan in the amount of $8,770,184. The weighted average interest rate and the average dollar amount of borrowings on those days that the portfolio had a loan outstanding during the year ended December 31, 2012 for each applicable portfolio were as follows:

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing
Diversified Bond	1.39%	$1,186,638
Inflation Protected	1.41%	7,668,975
Comstock	1.42%	2,930,388
Equity Index	1.44%	2,995,157
Focus 30	1.43%	260,816
Growth LT	1.43%	123,134
Large-Cap Growth	1.41%	4,163,291
Large-Cap Value	1.41%	6,038,241

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing
Long/Short Large-Cap	1.42%	$607,922
Main Street Core	1.41%	2,392,853
Small-Cap Index	1.40%	3,068,360
Technology	1.42%	1,104,837
Emerging Market	1.43%	3,834,407
International Large-Cap	1.43%	3,900,744
International Small-Cap	1.44%	1,042,315
International Value	1.44%	2,147,932

10. UNFUNDED SENIOR LOAN COMMITMENTS

Unfunded loan commitments on senior loan participations and assignments (Note 4), if any, are marked to market daily and valued according to the Fund’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in the Notes to Schedules of Investments section of each applicable portfolio’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset (unfunded loan commitment appreciation) or a liability (unfunded loan commitment depreciation) and any change in net unrealized appreciation or depreciation for the reporting period is recorded as a change in net unrealized appreciation or depreciation on unfunded loan commitment. As of December 31, 2012, the Floating Rate Loan Portfolio had an unfunded loan commitment of $278,571 (see details in the Note (f) in the Notes to Schedule of Investments).

11. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments, and the Cash Management Portfolio since it trades exclusively in short-term debt investments) for the year ended December 31, 2012, are summarized in the following table:

	U.S. Government Securities
Portfolio	Purchases	Sales
Diversified Bond	$11,170,429,905	$10,926,765,146
Inflation Managed	1,560,844,451	2,690,613,946
Inflation Protected	694,953,991	899,334,266
Managed Bond	41,137,633,723	40,633,107,842
Short Duration Bond	1,726,109,738	1,326,673,007
Long/Short Large-Cap	-	2,740,000

	Other Securities
Portfolio	Purchases	Sales
Diversified Bond	$713,641,380	$708,554,528
Floating Rate Loan	1,500,817,868	1,617,154,509
High Yield Bond	1,204,823,274	1,324,570,290
Inflation Managed	138,284,522	970,100,109
Inflation Protected	653,564,454	741,522,662
Managed Bond	11,320,351,593	11,778,471,151
Short Duration Bond	1,329,791,618	928,164,160
Emerging Markets Debt	1,162,021,504	256,175,751
American Funds Growth	15,334,161	552,895,056
American Funds Growth-Income	21,994,952	673,351,352
Comstock	635,174,312	1,071,775,829
Dividend Growth	169,863,259	453,958,328
Equity Index	89,895,636	758,807,333
Focused 30	23,259,273	31,303,131
Growth LT	317,969,180	943,001,991
Large-Cap Growth	960,904,285	1,086,079,096
Large-Cap Value	754,389,189	1,164,013,075
Long/Short Large-Cap	1,485,937,314	1,805,235,450
Main Street Core	684,808,774	866,245,556
Mid-Cap Equity	1,379,156,956	2,096,845,177
Mid-Cap Growth	241,843,182	570,561,690
Mid-Cap Value	2,166,465,824	1,970,115,630
Small-Cap Equity	612,652,690	743,373,340

	Other Securities
Portfolio	Purchases	Sales
Small-Cap Growth	$399,140,249	$522,181,260
Small-Cap Index	382,445,077	133,783,528
Small-Cap Value	139,895,831	175,909,859
Health Sciences	89,247,328	87,884,154
Real Estate	711,259,630	277,445,552
Technology	58,638,944	68,986,781
Emerging Markets	460,570,472	597,218,921
International Large-Cap	488,570,637	1,060,197,370
International Small-Cap	664,068,378	709,847,923
International Value	1,040,359,849	1,106,661,567
Currency Strategies	706,767,452	-
Global Absolute Return	778,434,099	183,542,986
Precious Metals	925,925,803	24,535,145
American Funds Asset Allocation	266,716,256	20,219,882
Pacific Dynamix – Conservative Growth	115,009,540	11,483,232
Pacific Dynamix – Moderate Growth	332,281,386	9,457,393
Pacific Dynamix – Growth	77,405,626	23,606,088
Portfolio Optimization Conservative	1,507,242,282	1,463,368,077
Portfolio Optimization Moderate-Conservative	2,078,562,579	1,682,791,079
Portfolio Optimization Moderate	5,434,378,272	5,839,061,308
Portfolio Optimization Growth	4,339,560,793	5,120,689,232
Portfolio Optimization Aggressive Growth	888,931,477	1,119,222,120

12. FEDERAL INCOME TAX INFORMATION

Currently each of the portfolios in the Fund is either qualified as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”) or treated as a partnership for Federal income tax purposes only. A portfolio that is qualified as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Insurance companies whose separate accounts invest in a portfolio taxed as a RIC would take into account for Federal income tax purposes amounts (and in some cases the character of amounts) distributed by such portfolio. A portfolio that is treated as a partnership for tax purposes only is not subject to income tax; and any

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

income, gains, losses, deductions, and credits of the portfolio would instead be “passed through” pro rata directly to the insurance companies whose separate accounts invest in the portfolio and retain the same character for Federal income tax purposes. As a result, the tax treatment to the insurance companies will vary, in some instances favorably when a portfolio is treated as a partnership. However, the variable annuity contract owner or variable life insurance policy holder would not be affected by a portfolio electing to be taxed as a partnership versus a RIC. All portfolios except for the Cash Management, Diversified Bond, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Protected, Managed Bond, Short Duration Bond, Emerging Markets Debt, Emerging Markets, International Large-Cap, International Small-Cap, International Value, Currency Strategies and Global Absolute Return Portfolios, elected to be taxed as a partnership (instead of a RIC).

Each of the portfolios electing to be taxed as a RIC declared and paid sufficient dividends on net investment income and capital gains distributions during 2012 to qualify as a RIC, and is not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined in accordance with income tax regulations, which may differ from U.S. GAAP for financial reporting purposes. These differences are primarily due to differing treatments for futures and options, swap income, paydown gains/loss, partnership income, foreign currency transactions, passive foreign investment companies, post-October capital losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of capital accounts (see Note 14). In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each portfolio.

Effective January 1, 2013, each portfolio that qualifies as a RIC intends to utilize the consent dividend provision of section 565 of the Code to effectively distribute income and capital gains for tax purposes. Under this provision, the insurance company separate accounts that are the record shareholders of the RIC Portfolios consent to treat specified amounts as dividend income and capital gains for tax purposes even though dividends and capital gains are not actually paid (either in cash or by reinvestment in additional shares) by the RIC Portfolios. In addition, the Partnership Portfolios are not required to distribute taxable income and capital gains for Federal income tax purposes. Each partner, which would be Pacific Life and PL&A through their respective separate accounts, is required to report its respective share of income, gains, losses, deductions and credits of each Partnership Portfolio. Under the Fund’s new dividend and distributions policy, no dividend income and capital gains distributions will be made by any portfolios after December 31, 2012 (see Note 2B).

There were no post-October losses deferred by any portfolios covered in this report as of December 31, 2012. The following table shows the accumulated capital losses and components of distributable earnings on a tax basis, if any, as of December 31, 2012 (only applicable to portfolios electing to be taxed as a RIC for Federal income tax purposes):

		Distributable Earnings
Portfolio	Accumulated Capital Losses	Undistributed Ordinary Income	Undistributed Long-term Capital Gains
Cash Management	($9,006)	$6,839	$-
Diversified Bond	-	65,479,778	23,289,347
Floating Rate Loan	(241,719,807)	11,242,139	-
High Yield Bond	(15,574,017)	19,285,482	-
Inflation Managed	-	179,743,934	11,506,950
Inflation Protected	-	66,822,593	23,150,387
Managed Bond	-	229,860,282	47,994,819
Short Duration	(85,573,831)	7,208,278	-
Emerging Markets Debt	-	16,283,583	-
Emerging Markets	-	4,945,410	129,442,875
International Large-Cap	(163,926,791)	11,118,080	-
International Small-Cap	(242,429,318)	9,349,384	-
International Value	(1,505,588,340)	15,816,453	-
Currency Strategies	(2,060)	-	-
Global Absolute Return	-	-	72,847

Accumulated capital losses represent net capital loss carryovers as of December 31, 2012 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre- enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first fiscal year end subject to the Modernization Act was December 31, 2011. The following table shows the expiration dates for capital losses carryover from pre-enactment

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

taxable years and the amounts of capital losses carryover, if any, by each of the applicable portfolios electing to be taxed as a RIC during the year ended December 31, 2012:

	Pre-Enactment					Post-Enactment
	Net Capital Loss Carryover Expiring in					Unlimited Period of Net Capital Loss Carryover		Accumulated Capital Loss Carryover
Portfolio	2014	2015	2016	2017	2018	Short-Term	Long-Term
Cash Management	$-	$-	$-	($4,988)	$-	($4,018)	$-	($9,006)
Floating Rate Loan	-	(2,052,031)	(33,649,381)	(117,819,019)	(84,889,932)	(2,953,345)	(356,099)	(241,719,807)
High Yield Bond	-	-	-	(15,574,017)	-	-	-	(15,574,017)
Short Duration Bond	(1,563,775)	-	-	(84,010,056)	-	-	-	(85,573,831)
International Large-Cap	-	-	-	(132,569,990)	(31,356,801)	-	-	(163,926,791)
International Small-Cap	-	-	(20,440,446)	(221,988,872)	-	-	-	(242,429,318)
International Value	-	-	(177,748,089)	(948,743,595)	(82,194,234)	(107,316,470)	(189,585,952)	(1,505,588,340)
Currency Strategies	-	-	-	-	-	(2,060)	-	(2,060)

The aggregate Federal tax cost of investments and the composition of unrealized appreciation and depreciation on investments and net unrealized appreciation and/or depreciation on derivatives and assets and liabilities in foreign currencies as of December 31, 2012, were as follows:

		Gross	Gross	Net Unrealized	Net Unrealized	Net
Portfolio	Total Cost of Investments on Tax Basis	Unrealized Appreciation on Investments	Unrealized Depreciation on Investments	Appreciation (Depreciation) on Investments	Appreciation (Depreciation) on Other (1)	Unrealized Appreciation (Depreciation)
Cash Management	$633,714,589	$-	$-	$-	$-	$-
Diversified Bond	3,268,301,580	164,681,948	(25,390,466)	139,291,482	1,295,651	140,587,133
Floating Rate Loan	949,842,804	17,569,514	(6,099,052)	11,470,462	3,483	11,473,945
High Yield Bond	1,217,121,139	78,480,360	(15,509,617)	62,970,743	19,111	62,989,854
Inflation Managed	2,620,551,419	24,902,495	(27,633,201)	(2,730,706)	11,252,331	8,521,625
Inflation Protected	1,086,763,124	33,964,695	(322,405)	33,642,290	(5,747,732)	27,894,558
Managed Bond	6,870,464,042	278,458,069	(61,832,810)	216,625,259	23,447,787	240,073,046
Short Duration Bond	2,408,671,629	31,165,212	(4,052,057)	27,113,155	20,664	27,133,819
Emerging Markets Debt	911,396,509	63,551,282	(2,234,662)	61,316,620	(419,567)	60,897,053
American Funds Growth	200,329,943	66,196,664	(26,478)	66,170,186	-	66,170,186
American Funds Growth-Income	555,871,540	91,364,684	(71,753)	91,292,931	-	91,292,931
Comstock	1,704,522,563	385,852,870	(69,565,988)	316,286,882	(3,154,198)	313,132,684
Dividend Growth	687,273,504	136,024,176	(12,247,613)	123,776,563	471	123,777,034
Equity Index	1,328,040,347	685,001,996	(29,852,541)	655,149,455	(202,294)	654,947,161
Focused 30	87,475,314	31,606,393	(5,032,337)	26,574,056	(111)	26,573,945
Growth LT	444,280,235	75,120,263	(9,242,644)	65,877,619	(349,425)	65,528,194
Large-Cap Growth	1,102,264,045	202,250,460	(21,529,853)	180,720,607	-	180,720,607
Large-Cap Value	2,220,289,424	649,836,294	(37,061,897)	612,774,397	86,593	612,860,990
Long/Short Large-Cap	1,682,610,941	174,116,347	(35,432,214)	138,684,133	(22,622,873)	116,061,260
Main Street Core	1,228,649,800	233,943,910	(13,508,981)	220,434,929	4,607	220,439,536
Mid-Cap Equity	1,034,218,552	81,465,388	(44,699,343)	36,766,045	-	36,766,045
Mid-Cap Growth	659,180,237	139,752,139	(83,284,057)	56,468,082	3,270	56,471,352
Mid-Cap Value	1,314,942,580	105,532,247	(49,465,303)	56,066,944	(7)	56,066,937
Small-Cap Equity	897,297,581	138,851,583	(35,488,759)	103,362,824	115,097	103,477,921
Small-Cap Growth	425,185,942	83,932,124	(13,024,081)	70,908,043	-	70,908,043
Small-Cap Index	703,815,773	109,546,236	(69,190,557)	40,355,679	412,778	40,768,457
Small-Cap Value	390,536,363	110,487,132	(8,063,020)	102,424,112	-	102,424,112
Health Sciences	122,354,259	38,253,670	(3,865,725)	34,387,945	-	34,387,945
Real Estate	944,465,044	178,426,474	(9,799,764)	168,626,710	19	168,626,729
Technology	63,182,549	6,846,401	(2,584,163)	4,262,238	(330)	4,261,908
Emerging Markets	1,312,886,061	316,288,661	(69,322,824)	246,965,837	(1,202,363)	245,763,474
International Large-Cap	1,711,596,303	337,191,166	(43,694,604)	293,496,562	5,617	293,502,179
International Small-Cap	1,081,384,177	204,978,184	(72,130,301)	132,847,883	1,216,845	134,064,728
International Value	1,411,725,467	158,837,803	(32,339,531)	126,498,272	1,521,754	128,020,026
Currency Strategies	1,464,487,521	5,211,773	(2,547,762)	2,664,011	7,035,300	9,699,311
Global Absolute Return	2,192,667,873	30,184,187	(4,635,415)	25,548,772	(16,441,509)	9,107,263
Precious Metals	952,987,453	1,992,079	(129,398,418)	(127,406,339)	4,212	(127,402,127)
American Funds Asset Allocation	509,378,922	61,985,696	(52,029)	61,933,667	-	61,933,667
Pacific Dynamix – Conservative Growth	240,703,870	8,256,362	-	8,256,362	-	8,256,362
Pacific Dynamix – Moderate Growth	615,097,706	29,599,031	-	29,599,031	-	29,599,031
Pacific Dynamix – Growth	248,512,723	15,657,944	-	15,657,944	-	15,657,944
Portfolio Optimization Conservative	3,652,812,593	136,856,469	(16,190,681)	120,665,788	-	120,665,788
Portfolio Optimization Moderate-Conservative	4,556,410,301	175,002,365	(29,674,495)	145,327,870	-	145,327,870
Portfolio Optimization Moderate	14,782,516,019	522,134,646	(231,489,150)	290,645,496	-	290,645,496
Portfolio Optimization Growth	12,430,689,261	428,670,982	(253,415,319)	175,255,663	-	175,255,663
Portfolio Optimization Aggressive-Growth	2,609,035,471	82,920,168	(57,201,933)	25,718,235	-	25,718,235

(1)	Other includes net appreciation or depreciation on derivatives, securities sold short, unfunded loan commitments, and assets and liabilities in foreign currencies, if any.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. The Fund is required to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. As a result of each portfolio’s evaluation, as of and during the year ended December 31, 2012, the Fund did not record a liability for any unrecognized tax benefits. The Fund’s policy is to recognize interest and penalties on unrecognized tax benefits in income tax expense. During the year ended December 31, 2012, none of the portfolios covered in this report incurred any interest or penalties. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund remains subject to examination by Federal and State tax authorities (principal state jurisdictions include California and Massachusetts) for the tax years ended December 31, 2009 through December 31, 2012 for Federal purposes and December 31, 2008 through December 31, 2012 for State purposes.

13. TAX CHARACTER OF DISTRIBUTIONS

The tax character of income and capital gain distributions to shareholders for the years or periods ended December 31, 2012 and 2011, were as follows:

	For the Year Ended December 31, 2012			For the Year Ended December 31, 2011
Portfolio	Ordinary Income	Long-term Capital Gains	Total	Ordinary Income	Long-term Capital Gains	Total
Cash Management	$7,301	$-	$7,301	$-	$-	$-
Diversified Bond	101,854,462	22,748,781	124,603,243	88,630,598	-	88,630,598
Floating Rate Loan	49,212,579	-	49,212,579	74,014,329	-	74,014,329
High Yield Bond	86,047,570	-	86,047,570	87,913,048	-	87,913,048
Inflation Managed	308,066,210	21,217,771	329,283,981	291,376,691	-	291,376,691
Inflation Protected	13,531,981	-	13,531,981	49,554,377	-	49,554,377
Managed Bond	280,612,043	5,860,476	286,472,519	274,940,307	104,114,540	379,054,847
Short Duration Bond	25,062,415	-	25,062,415	23,509,032	-	23,509,032
Emerging Markets Debt	22,000,000	-	22,000,000
American Funds Growth	923,561	-	923,561	1,950,000	-	1,950,000
American Fund Growth-Income	10,850,741	-	10,850,741	12,130,000	-	12,130,000
Comstock	48,674,394	107,295,427	155,969,821	40,944,178	1,887,603	42,831,781
Dividend Growth	25,110,523	8,674,556	33,785,079	24,518,260	39,502,192	64,020,452
Equity Index	52,842,513	-	52,842,513	37,070,000	-	37,070,000
Focused 30	-	11,618,000	11,618,000	-	-	-
Growth LT	5,343,628	191,447,714	196,791,342	25,226,803	36,198,130	61,424,933
Large-Cap Growth	42,995,207	139,012,560	182,007,767	69,453,787	90,060,062	159,513,849
Large-Cap Value	71,289,291	76,040,764	147,330,055	53,645,514	4,262,969	57,908,483
Long/Short Large-Cap	87,682,789	93,889,384	181,572,173	111,733,228	62,015,431	173,748,659
Main Street Core	17,871,221	61,812,856	79,684,077	82,420,612	43,718,152	126,138,764
Mid-Cap Equity	9,749,263	218,571,962	228,321,225	105,664,047	170,101,634	275,765,681
Mid-Cap Growth	24,450,578	178,363,619	202,814,197	12,027,854	62,167,962	74,195,816
Mid-Cap Value	42,558,214	73,227,428	115,785,642	180,584,917	69,747,470	250,332,387
Small-Cap Equity	32,536,302	28,884,031	61,420,333	95,543,415	73,200,498	168,743,913
Small-Cap Growth	1,010,000	63,463,963	64,473,963	16,669,942	61,437,983	78,107,925
Small Cap Index	9,106,558	9,987,933	19,094,491	2,570,000	-	2,570,000
Small-Cap Value	10,598,656	49,014,289	59,612,945	12,220,507	76,157,508	88,378,015
Health Sciences	-	7,833,338	7,833,338	1,913,926	6,505,833	8,419,759
Real Estate	14,050,000	49,993,214	64,043,214	16,949,861	9,749,595	26,699,456
Technology	4,099,678	2,879,463	6,979,141	7,578,436	8,900,404	16,478,840
Emerging Markets	13,000,000	156,725,573	169,725,573	18,580,072	2,537,540	21,117,612
International Large-Cap	40,033,483	-	40,033,483	38,547,281	-	38,547,281
International Small-Cap	27,031,316	-	27,031,316	31,256,047	-	31,256,047
International Value	58,417,215	-	58,417,215	52,863,915	-	52,863,915
American Funds Asset Allocation	9,011,154	5,405,942	14,417,096	8,391,872	3,461,613	11,853,485
Pacific Dynamix – Conservative Growth	4,920,041	5,691,120	10,611,161	4,626,761	5,882,668	10,509,429
Pacific Dynamix – Moderate Growth	10,016,053	6,493,049	16,509,102	6,601,716	4,823,861	11,425,577
Pacific Dynamix – Growth	4,422,699	7,733,852	12,156,551	3,251,860	3,295,132	6,546,992
Portfolio Optimization Conservative	92,129,368	-	92,129,368	31,255,975	-	31,255,975
Portfolio Optimization Moderate-Conservative	105,460,917	-	105,460,917	30,724,278	-	30,724,278
Portfolio Optimization Moderate	300,649,697	-	300,649,697	99,409,891	-	99,409,891
Portfolio Optimization Growth	214,990,409	-	214,990,409	67,106,993	-	67,106,993
Portfolio Optimization Aggressive-Growth	36,761,146	-	36,761,146	12,201,784	-	12,201,784

14. RECLASSIFICATION OF ACCOUNTS

During the year ended December 31, 2012, reclassifications as shown in the following table have been made in each portfolio’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2012. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of portfolios, are primarily attributable to reclassifications of foreign currency transactions, non-deductible expenses, treatment of net operating losses and capital gains under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio	Paid-In Capital	Undistributed/ Accumulated Net Investment Income (Loss)	Undistributed/ Accumulated Net Realized Gain (Loss)
Cash Management	($257)	$97	$160
Diversified Bond	(1)	8,162,655	(8,162,654)
High Yield Bond	56	485,134	(485,190)
Inflation Managed	-	(24,887,011)	24,887,011
Inflation Protected	-	25,307,647	(25,307,647)
Managed Bond	-	9,363,996	(9,363,996)
Short Duration Bond	-	4,000	(4,000)
Emerging Markets Debt	-	(912,873)	912,873
Emerging Markets	-	1,680,444	(1,680,444)
International Large-Cap	-	(682,437)	682,437
International Small-Cap	-	2,469,716	(2,469,716)
International Value	-	(2,376,093)	2,376,093
Currency Strategies	(15,871,736)	(8,167,595)	24,039,331
Global Absolute Return	-	(25,424,675)	25,424,675

15. SHARES OF BENEFICIAL INTEREST

Change in shares of beneficial interest of each portfolio for the years or periods ended December 31, 2012 and 2011 were as follows:

	Cash Management		Diversified Bond		Floating Rate Loan
	2012	2011	2012	2011	2012	2011
Class I
Shares sold	39,036,884	71,448,229	4,749,647	5,768,454	3,114,219	4,027,987
Dividend and distribution reinvested	715	-	526,647	7,106,585	717,415	8,975,491
Shares repurchased	(58,119,014)	(74,403,503)	(4,947,167)	(294,629,540)	(3,216,713)	(138,731,015)
Net increase (decrease)	(19,081,415)	(2,955,274)	329,127	(281,754,501)	614,921	(125,727,537)
Shares outstanding, beginning of year	82,440,261	85,395,535	13,510,811	295,265,312	13,943,674	139,671,211
Shares outstanding, end of year	63,358,846	82,440,261	13,839,938	13,510,811	14,558,595	13,943,674

Class P
Shares sold	-	3,867	53,078,803	310,108,526	6,319,130	139,140,939
Dividend and distribution reinvested	10	-	11,216,114	2,319,773	5,968,083	1,789,768
Shares repurchased	-	-	(59,174,866)	(30,032,348)	(27,543,290)	(10,304,319)
Net increase (decrease)	10	3,867	5,120,051	282,395,951	(15,256,077)	130,626,388
Shares outstanding, beginning of year or period	3,867	-	282,395,951	-	130,626,388	-
Shares outstanding, end of year or period	3,877	3,867	287,516,002	282,395,951	115,370,311	130,626,388
	High Yield Bond		Inflation Managed		Inflation Protected (1)
	2012	2011	2012	2011	2012	2011
Class I
Shares sold	24,206,688	22,605,950	6,255,108	8,606,315	1,935,542	5,471,963
Dividend and distribution reinvested	4,105,818	11,121,850	12,658,961	23,956,821	21,349	80,766
Shares repurchased	(22,840,759)	(159,656,658)	(9,504,995)	(364,496,345)	(1,548,187)	(3,664,940)
Net increase (decrease)	5,471,747	(125,928,858)	9,409,074	(331,933,209)	408,704	1,887,789
Shares outstanding, beginning of year or period	57,922,506	183,851,364	57,898,890	389,832,099	1,887,789	-
Shares outstanding, end of year or period	63,394,253	57,922,506	67,307,964	57,898,890	2,296,493	1,887,789

Class P
Shares sold	9,919,417	169,358,023	17,469,962	180,543,048	25,233,770	152,248,882
Dividend and distribution reinvested	9,358,333	3,010,397	17,327,987	769,268	1,233,535	4,657,498
Shares repurchased	(48,808,069)	(10,891,160)	(119,548,407)	(21,931,219)	(63,184,089)	(20,237,660)
Net increase (decrease)	(29,530,319)	161,477,260	(84,750,458)	159,381,097	(36,716,784)	136,668,720
Shares outstanding, beginning of year or period	161,477,260	-	159,381,097	-	136,668,720	-
Shares outstanding, end of year or period	131,946,941	161,477,260	74,630,639	159,381,097	99,951,936	136,668,720

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Managed Bond		Short Duration Bond		Emerging Markets Debt (2)
	2012	2011	2012	2011	2012	2011
Class I
Shares sold	9,765,611	10,254,718	9,015,693	6,598,638	745,993
Dividend and distribution reinvested	6,776,140	28,063,362	224,975	1,611,765	14,477
Shares repurchased	(14,670,699)	(455,663,154)	(5,886,731)	(154,994,515)	(38,959)
Net increase (decrease)	1,871,052	(417,345,074)	3,353,937	(146,784,112)	721,511
Shares outstanding, beginning of year or period	129,267,520	546,612,594	26,125,266	172,909,378	-
Shares outstanding, end of year or period	131,138,572	129,267,520	29,479,203	26,125,266	721,511

Class P
Shares sold	30,792,935	417,147,245	111,895,430	175,272,570	96,718,450
Dividend and distribution reinvested	17,027,142	4,964,255	2,384,143	894,541	2,024,135
Shares repurchased	(149,354,712)	(32,206,236)	(51,444,895)	(13,968,617)	(8,027,674)
Net increase (decrease)	(101,534,635)	389,905,264	62,834,678	162,198,494	90,714,911
Shares outstanding, beginning of year or period	389,905,264	-	162,198,494	-	-
Shares outstanding, end of year or period	288,370,629	389,905,264	225,033,172	162,198,494	90,714,911

	American Funds Growth		American Funds Growth-Income		Comstock
	2012	2011	2012	2011	2012	2011
Class I
Shares sold	2,131,117	3,476,577	1,280,061	1,437,914	2,588,086	1,328,259
Dividend and distribution reinvested	37,272	60,430	210,196	221,069	1,154,219	3,533,502
Shares repurchased	(5,165,370)	(96,619,504)	(3,041,034)	(130,156,413)	(2,365,566)	(245,259,537)
Net increase (decrease)	(2,996,981)	(93,082,497)	(1,550,777)	(128,497,430)	1,376,739	(240,397,776)
Shares outstanding, beginning of year	25,360,421	118,442,918	20,932,834	149,430,264	15,426,094	255,823,870
Shares outstanding, end of year	22,363,440	25,360,421	19,382,057	20,932,834	16,802,833	15,426,094

Class P
Shares sold	4,284,148	63,275,523	4,628,019	104,793,194	43,960,355	246,278,065
Dividend and distribution reinvested	64,893	184,928	852,285	1,131,723	17,302,912	1,700,513
Shares repurchased	(61,775,905)	(5,548)	(68,804,257)	(7,095)	(92,305,673)	(14,525,222)
Net increase (decrease)	(57,426,864)	63,454,903	(63,323,953)	105,917,822	(31,042,406)	233,453,356
Shares outstanding, beginning of year or period	63,454,903	-	105,917,822	-	233,453,356	-
Shares outstanding, end of year or period	6,028,039	63,454,903	42,593,869	105,917,822	202,410,950	233,453,356

	Dividend Growth		Equity Index		Focused 30
	2012	2011	2012	2011	2012	2011
Class I
Shares sold	3,132,058	2,871,793	3,656,043	1,803,907	2,403,873	970,318
Dividend and distribution reinvested	685,294	6,084,219	648,909	870,951	1,010,928	-
Shares repurchased	(2,872,824)	(102,965,394)	(4,754,199)	(70,606,912)	(3,247,553)	(3,958,589)
Net increase (decrease)	944,528	(94,009,382)	(449,247)	(67,932,054)	167,248	(2,988,271)
Shares outstanding, beginning of year	16,952,912	110,962,294	28,252,573	96,184,627	8,961,688	11,949,959
Shares outstanding, end of year	17,897,440	16,952,912	27,803,326	28,252,573	9,128,936	8,961,688

Class P
Shares sold	2,637,917	91,709,365	3,367,271	62,089,643	-	757
Dividend and distribution reinvested	2,586,547	555,373	1,061,860	493,369	86	-
Shares repurchased	(32,229,806)	(7,473,875)	(25,513,161)	(5,235,160)	-	-
Net increase (decrease)	(27,005,342)	84,790,863	(21,084,030)	57,347,852	86	757
Shares outstanding, beginning of year or period	84,790,863	-	57,347,852	-	757	-
Shares outstanding, end of year or period	57,785,521	84,790,863	36,263,822	57,347,852	843	757

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Growth LT		Large-Cap Growth		Large-Cap Value
	2012	2011	2012	2011	2012	2011
Class I
Shares sold	922,796	637,685	7,503,639	5,282,534	1,931,610	2,384,019
Dividend and distribution reinvested	12,232,257	3,093,668	4,899,309	29,274,715	1,193,604	3,294,650
Shares repurchased	(4,316,396)	(62,789,886)	(8,358,560)	(248,057,318)	(4,828,826)	(253,267,412)
Net increase (decrease)	8,838,657	(59,058,533)	4,044,388	(213,500,069)	(1,703,612)	(247,588,743)
Shares outstanding, beginning of year	22,770,888	81,829,421	23,596,056	237,096,125	27,325,575	274,914,318
Shares outstanding, end of year	31,609,545	22,770,888	27,640,444	23,596,056	25,621,963	27,325,575

Class P
Shares sold	206,749	35,860,424	20,484,444	195,554,911	39,650,098	230,221,200
Dividend and distribution reinvested	3,528,659	111,972	28,330,818	-	10,830,484	1,823,205
Shares repurchased	(31,189,670)	(2,199,368)	(34,751,741)	(19,988,275)	(72,498,343)	(15,944,539)
Net increase (decrease)	(27,454,262)	33,773,028	14,063,521	175,566,636	(22,017,761)	216,099,866
Shares outstanding, beginning of year or period	33,773,028	-	175,566,636	-	216,099,866	-
Shares outstanding, end of year or period	6,318,766	33,773,028	189,630,157	175,566,636	194,082,105	216,099,866

	Long/Short Large-Cap		Main Street Core		Mid-Cap Equity
	2012	2011	2012	2011	2012	2011
Class I
Shares sold	1,197,642	1,433,131	1,025,116	907,480	1,178,965	1,425,050
Dividend and distribution reinvested	654,080	20,027,848	1,585,421	6,816,758	7,129,292	21,079,048
Shares repurchased	(1,113,444)	(191,054,690)	(5,021,056)	(56,182,824)	(5,732,016)	(133,452,638)
Net increase (decrease)	738,278	(169,593,711)	(2,410,519)	(48,458,586)	2,576,241	(110,948,540)
Shares outstanding, beginning of year	3,702,452	173,296,163	29,863,273	78,321,859	27,086,256	138,034,796
Shares outstanding, end of year	4,440,730	3,702,452	27,452,754	29,863,273	29,662,497	27,086,256

Class P
Shares sold	29,964,787	167,409,861	6,192,229	48,096,937	2,580,520	106,173,157
Dividend and distribution reinvested	20,827,011	563,780	2,522,466	209,777	13,765,536	272,830
Shares repurchased	(59,016,995)	(12,260,450)	(10,553,483)	(4,433,886)	(52,574,962)	(6,107,716)
Net increase (decrease)	(8,225,197)	155,713,191	(1,838,788)	43,872,828	(36,228,906)	100,338,271
Shares outstanding, beginning of year or period	155,713,191	-	43,872,828	-	100,338,271	-
Shares outstanding, end of year or period	147,487,994	155,713,191	42,034,040	43,872,828	64,109,365	100,338,271

	Mid-Cap Growth		Mid-Cap Value		Small-Cap Equity
	2012	2011	2012	2011	2012	2011
Class I
Shares sold	3,651,097	4,899,726	2,586,743	1,976,962	1,434,582	1,526,546
Dividend and distribution reinvested	6,928,314	7,369,683	472,440	21,005,026	267,794	13,665,173
Shares repurchased	(7,668,288)	(119,263,824)	(2,306,969)	(101,175,693)	(1,629,029)	(88,093,449)
Net increase (decrease)	2,911,123	(106,994,415)	752,214	(78,193,705)	73,347	(72,901,730)
Shares outstanding, beginning of year	23,566,050	130,560,465	4,038,693	82,232,398	3,500,324	76,402,054
Shares outstanding, end of year	26,477,173	23,566,050	4,790,907	4,038,693	3,573,671	3,500,324

Class P
Shares sold	4,140,992	89,696,259	38,839,956	76,022,895	6,162,809	74,605,023
Dividend and distribution reinvested	20,342,186	-	8,567,820	360,985	4,282,480	329,539
Shares repurchased	(41,569,349)	(4,683,313)	(26,752,865)	(4,197,172)	(16,601,032)	(4,865,023)
Net increase (decrease)	(17,086,171)	85,012,946	20,654,911	72,186,708	(6,155,743)	70,069,539
Shares outstanding, beginning of year or period	85,012,946	-	72,186,708	-	70,069,539	-
Shares outstanding, end of year or period	67,926,775	85,012,946	92,841,619	72,186,708	63,913,796	70,069,539

	Small-Cap Growth		Small-Cap Index		Small-Cap Value
	2012	2011	2012	2011	2012	2011
Class I
Shares sold	1,531,319	2,346,384	2,501,834	2,635,607	1,322,002	2,489,567
Dividend and distribution reinvested	1,740,674	7,240,243	849,480	214,596	2,007,983	7,001,111
Shares repurchased	(2,927,794)	(54,450,075)	(5,435,215)	(14,151,764)	(3,342,834)	(40,173,270)
Net increase (decrease)	344,199	(44,863,448)	(2,083,901)	(11,301,561)	(12,849)	(30,682,592)
Shares outstanding, beginning of year	10,673,167	55,536,615	32,496,265	43,797,826	14,037,267	44,719,859
Shares outstanding, end of year	11,017,366	10,673,167	30,412,364	32,496,265	14,024,418	14,037,267

Class P
Shares sold	948,522	40,755,437	25,501,663	5,286,410	17,914	25,379,175
Dividend and distribution reinvested	4,687,012	-	783,563	21,020	3,052,075	192,017
Shares repurchased	(9,602,786)	(2,246,291)	(1,574,861)	(372,458)	(2,366,039)	(1,946,763)
Net increase (decrease)	(3,967,252)	38,509,146	24,710,365	4,934,972	703,950	23,624,429
Shares outstanding, beginning of year or period	38,509,146	-	4,934,972	-	23,624,429	-
Shares outstanding, end of year or period	34,541,894	38,509,146	29,645,337	4,934,972	24,328,379	23,624,429

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Health Sciences		Real Estate		Technology
	2012	2011	2012	2011	2012	2011
Class I
Shares sold	2,198,968	3,630,876	2,684,293	3,909,620	3,774,859	5,723,742
Dividend and distribution reinvested	585,608	686,095	1,013,087	1,553,525	1,677,100	3,640,770
Shares repurchased	(2,112,286)	(3,223,924)	(3,441,290)	(31,259,677)	(6,069,494)	(8,855,435)
Net increase (decrease)	672,290	1,093,047	256,090	(25,796,532)	(617,535)	509,077
Shares outstanding, beginning of year	10,255,609	9,162,562	17,069,105	42,865,637	16,834,670	16,325,593
Shares outstanding, end of year	10,927,899	10,255,609	17,325,195	17,069,105	16,217,135	16,834,670

Class P
Shares sold	-	735	30,096,848	23,988,366	-	1,706
Dividend and distribution reinvested	38	-	2,955,899	214,737	131	-
Shares repurchased	-	-	(5,704,480)	(2,061,591)	-	-
Net increase	38	735	27,348,267	22,141,512	131	1,706
Shares outstanding, beginning of year or period	735	-	22,141,512	-	1,706	-
Shares outstanding, end of year or period	773	735	49,489,779	22,141,512	1,837	1,706

	Emerging Markets		International Large-Cap		International Small-Cap
	2012	2011	2012	2011	2012	2011
Class I
Shares sold	3,740,858	4,490,658	6,994,152	10,715,463	2,105,832	1,715,659
Dividend and distribution reinvested	3,881,489	1,114,578	905,376	5,180,899	174,691	3,422,310
Shares repurchased	(5,076,303)	(86,003,004)	(8,890,514)	(324,746,063)	(1,980,898)	(116,278,413)
Net increase (decrease)	2,546,044	(80,397,768)	(990,986)	(308,849,701)	299,625	(111,140,444)
Shares outstanding, beginning of year	28,091,749	108,489,517	64,905,930	373,755,631	6,731,701	117,872,145
Shares outstanding, end of year	30,637,793	28,091,749	63,914,944	64,905,930	7,031,326	6,731,701

Class P
Shares sold	3,097,173	76,403,870	14,765,673	324,046,377	9,501,023	149,425,357
Dividend and distribution reinvested	9,346,753	286,707	5,003,777	1,448,358	3,037,027	974,269
Shares repurchased	(11,094,485)	(4,056,006)	(108,149,322)	(17,102,202)	(19,365,590)	(7,899,999)
Net increase (decrease)	1,349,441	72,634,571	(88,379,872)	308,392,533	(6,827,540)	142,499,627
Shares outstanding, beginning of year or period	72,634,571	-	308,392,533	-	142,499,627	-
Shares outstanding, end of year or period	73,984,012	72,634,571	220,012,661	308,392,533	135,672,087	142,499,627

	International Value		Currency Strategies (3)		Global Absolute Return (3)
	2012	2011	2012	2011	2012	2011
Class I
Shares sold	3,701,300	2,947,991	37,563		116,347
Dividend and distribution reinvested	1,099,204	4,842,838	-		-
Shares repurchased	(5,496,929)	(126,874,377)	(14,893)		(23,875)
Net increase (decrease)	(696,425)	(119,083,548)	22,670		92,472
Shares outstanding, beginning of year or period	33,317,131	152,400,679	-		-
Shares outstanding, end of year or period	32,620,706	33,317,131	22,670		92,472

Class P
Shares sold	27,033,053	125,008,775	152,215,939		208,393,712
Dividend and distribution reinvested	4,759,674	808,141	-		-
Shares repurchased	(37,154,179)	(6,651,595)	(4,799,741)		(5,109,162)
Net increase (decrease)	(5,361,452)	119,165,321	147,416,198		203,284,550
Shares outstanding, beginning of year or period	119,165,321	-	-		-
Shares outstanding, end of year or period	113,803,869	119,165,321	147,416,198		203,284,550

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Precious Metals (3)		American Funds Asset Allocation		Pacific Dynamix-Conservative Growth
	2012	2011	2012	2011	2012	2011
Class I
Shares sold	285,606		17,337,949	5,084,986	9,687,834	4,747,995
Dividend and distribution reinvested	-		965,854	839,023	941,186	925,626
Shares repurchased	(17,818)		(1,511,973)	(1,721,959)	(1,237,359)	(4,632,190)
Net increase	267,788		16,791,830	4,202,050	9,391,661	1,041,431
Shares outstanding, beginning of year or period	-		20,166,642	15,964,592	11,941,443	10,900,012
Shares outstanding, end of year or period	267,788		36,958,472	20,166,642	21,333,104	11,941,443

Class P
Shares sold	96,697,682
Dividend and distribution reinvested	-
Shares repurchased	(1,330,371)
Net increase	95,367,311
Shares outstanding, beginning of year or period	-
Shares outstanding, end of year or period	95,367,311

	Pacific Dynamix-Moderate Growth		Pacific Dynamix-Growth		Portfolio Optimization Conservative (1)
	2012	2011	2012	2011	2012	2011
Class I
Shares sold	24,860,845	11,791,521	5,339,729	7,155,085	47,290,784	391,749,983
Dividend and distribution reinvested	1,280,211	918,483	924,091	513,957	8,722,880	3,171,453
Shares repurchased	(1,256,113)	(1,575,529)	(1,883,780)	(771,091)	(59,910,579)	(34,673,857)
Net increase (decrease)	24,884,943	11,134,475	4,380,040	6,897,951	(3,896,915)	360,247,579
Shares outstanding, beginning of year or period	23,491,204	12,356,729	15,090,616	8,192,665	360,247,579	-
Shares outstanding, end of year or period	48,376,147	23,491,204	19,470,656	15,090,616	356,350,664	360,247,579

	Portfolio Optimization Moderate-Conservative (1)		Portfolio Optimization Moderate (1)		Portfolio Optimization Growth (1)
	2012	2011	2012	2011	2012	2011
Class I
Shares sold	52,340,901	449,192,256	26,975,509	1,669,381,567	3,678,543	1,473,100,618
Dividend and distribution reinvested	10,080,271	3,199,736	29,141,323	10,642,244	21,138,867	7,369,721
Shares repurchased	(34,401,825)	(31,777,976)	(152,116,543)	(125,399,352)	(167,291,178)	(100,970,640)
Net increase (decrease)	28,019,347	420,614,016	(95,999,711)	1,554,624,459	(142,473,768)	1,379,499,699
Shares outstanding, beginning of year or period	420,614,016	-	1,554,624,459	-	1,379,499,699	-
Shares outstanding, end of year or period	448,633,363	420,614,016	1,458,624,748	1,554,624,459	1,237,025,931	1,379,499,699

	Portfolio Optimization Aggressive-Growth (1)
	2012	2011
Class I
Shares sold	1,775,612	335,025,263
Dividend and distribution reinvested	3,678,340	1,380,306
Shares repurchased	(44,314,453)	(34,553,953)
Net increase (decrease)	(38,860,501)	301,851,616
Shares outstanding, beginning of year or period	301,851,616	-
Shares outstanding, end of year or period	262,991,115	301,851,616

(1)	Operations commenced on May 2, 2011.
(2)	Operations commenced on April 30, 2012.
(3)	Operations commenced on September 28, 2012.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Pacific Select Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments (as to the Equity Index, Small-Cap Equity, and Small-Cap Index Portfolios, the summary schedules of investments), of the Cash Management, Diversified Bond, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Protected, Managed Bond, Short Duration Bond, Emerging Markets Debt, American Funds® Growth, American Funds Growth-Income, Comstock, Dividend Growth, Equity Index, Focused 30, Growth LT, Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Health Sciences, Real Estate, Technology, Emerging Markets, International Large-Cap, International Small-Cap, International Value, Currency Strategies, Global Absolute Return, Precious Metals, American Funds Asset Allocation, Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth, Pacific Dynamix – Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios (collectively the “Funds”) (forty-six of fifty-four portfolios comprising Pacific Select Fund) as of December 31, 2012, the related statements of operations for the year then ended (as to the Emerging Markets Debt, Currency Strategies, Global Absolute Return, and Precious Metals Portfolios, for the period from commencement of operations through December 31, 2012), the statements of changes in net assets for each of the two years in the period then ended (as to the Emerging Markets Debt, Currency Strategies, Global Absolute Return, and Precious Metals Portfolios, for the period from commencement of operations through December 31, 2012; as to the Inflation Protected, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios, for the year ended December 31, 2012 and the period from commencement of operations through December 31, 2011), the statements of cash flows for the year then ended for the Inflation Managed and Long/Short Large-Cap Portfolios, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2012, by correspondence with the custodian, agent banks, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of December 31, 2012, and the results of their operations, the changes in their net assets, the cash flows for the Inflation Managed and Long/Short Large-Cap Portfolios, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

February 27, 2013

E-1

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees, service fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each portfolio and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from July 1, 2012 to December 31, 2012. These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy (each a “Variable Contract”), and would be higher if they did.

ACTUAL EXPENSES

The first section of the table below for each portfolio provides information about actual account values and actual expenses based on each portfolio’s actual performance and each portfolio’s actual expenses, after any applicable fee waivers (Note 6 to Financial Statements) and other expense reductions (Note 7B to Financial Statements). The “Ending Account Value at 12/31/12” column shown is derived from the portfolio’s actual performance; the “Annualized Expense Ratio” column shows the portfolio’s actual annualized expense ratio; and the “Expenses Paid During the Period 07/01/12-12/31/12” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from July 1, 2012 to December 31, 2012.

You may use the information in the first section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each portfolio in your account, simply divide that portfolio’s value by $1,000.00 (for example, an $8,600.00 portfolio value divided by $1,000.00 = 8.6), then multiply this result by the number given for your portfolio(s) in the first section under the heading entitled “Expenses Paid During the Period 07/01/12-12/31/12.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSE

The second section of the table for each portfolio provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and the actual portfolio’s expenses, after any applicable fee waivers and other expense reductions. It assumes that the portfolio had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the portfolio to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction or Variable Contract costs. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio	Beginning Account Value at 07/01/12	Ending Account Value at 12/31/12	Annualized Expense Ratio	Expenses Paid During the Period 07/01/12- 12/31/12 (1)
Cash Management
Actual
Class I	$1,000.00	$1,000.00	0.12%	$0.60
Class P	1,000.00	1,000.00	0.12%	0.60
Hypothetical
Class I	$1,000.00	$1,024.53	0.12%	$0.61
Class P	1,000.00	1,024.53	0.12%	0.61

Diversified Bond
Actual
Class I	$1,000.00	$1,035.90	0.64%	$3.28
Class P	1,000.00	1,037.00	0.44%	2.25
Hypothetical
Class I	$1,000.00	$1,021.92	0.64%	$3.25
Class P	1,000.00	1,022.92	0.44%	2.24

Floating Rate Loan
Actual
Class I	$1,000.00	$1,041.40	0.91%	$4.67
Class P	1,000.00	1,042.40	0.71%	3.65
Hypothetical
Class I	$1,000.00	$1,020.56	0.91%	$4.62
Class P	1,000.00	1,021.57	0.71%	3.61

Portfolio	Beginning Account Value at 07/01/12	Ending Account Value at 12/31/12	Annualized Expense Ratio	Expenses Paid During the Period 07/01/12- 12/31/12 (1)
High Yield Bond
Actual
Class I	$1,000.00	$1,081.90	0.63%	$3.30
Class P	1,000.00	1,082.90	0.44%	2.30
Hypothetical
Class I	$1,000.00	$1,021.97	0.63%	$3.20
Class P	1,000.00	1,022.92	0.44%	2.24

Inflation Managed
Actual
Class I	$1,000.00	$1,039.30	0.63%	$3.23
Class P	1,000.00	1,040.40	0.43%	2.21
Hypothetical
Class I	$1,000.00	$1,021.97	0.63%	$3.20
Class P	1,000.00	1,022.97	0.43%	2.19

Inflation Protected
Actual
Class I	$1,000.00	$1,019.60	0.58%	$2.94
Class P	1,000.00	1,020.70	0.38%	1.93
Hypothetical
Class I	$1,000.00	$1,022.22	0.58%	$2.95
Class P	1,000.00	1,023.23	0.38%	1.93

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/12	Ending Account Value at 12/31/12	Annualized Expense Ratio	Expenses Paid During the Period 07/01/12- 12/31/12 (1)
Managed Bond
Actual
Class I	$1,000.00	$1,047.20	0.64%	$3.29
Class P	1,000.00	1,048.20	0.44%	2.27
Hypothetical
Class I	$1,000.00	$1,021.92	0.64%	$3.25
Class P	1,000.00	1,022.92	0.44%	2.24

Short Duration Bond
Actual
Class I	$1,000.00	$1,014.70	0.64%	$3.24
Class P	1,000.00	1,015.70	0.44%	2.23
Hypothetical
Class I	$1,000.00	$1,021.92	0.64%	$3.25
Class P	1,000.00	1,022.92	0.44%	2.24

Emerging Markets Debt
Actual
Class I	$1,000.00	$1,106.00	1.03%	$5.45
Class P	1,000.00	1,107.40	0.84%	4.45
Hypothetical
Class I	$1,000.00	$1,019.96	1.03%	$5.23
Class P	1,000.00	1,020.91	0.84%	4.27

American Funds Growth (2)
Actual
Class I	$1,000.00	$1,087.60	0.63%	$3.31
Class P	1,000.00	1,088.70	0.43%	2.26
Hypothetical
Class I	$1,000.00	$1,021.97	0.63%	$3.20
Class P	1,000.00	1,022.97	0.43%	2.19

American Funds Growth-Income (2)
Actual
Class I	$1,000.00	$1,081.40	0.63%	$3.30
Class P	1,000.00	1,082.50	0.43%	2.25
Hypothetical
Class I	$1,000.00	$1,021.97	0.63%	$3.20
Class P	1,000.00	1,022.97	0.43%	2.19

Comstock
Actual
Class I	$1,000.00	$1,093.50	0.91%	$4.79
Class P	1,000.00	1,094.60	0.71%	3.74
Hypothetical
Class I	$1,000.00	$1,020.56	0.91%	$4.62
Class P	1,000.00	1,021.57	0.71%	3.61

Dividend Growth
Actual
Class I	$1,000.00	$1,063.30	0.90%	$4.67
Class P	1,000.00	1,064.40	0.70%	3.63
Hypothetical
Class I	$1,000.00	$1,020.61	0.90%	$4.57
Class P	1,000.00	1,021.62	0.70%	3.56

Equity Index
Actual
Class I	$1,000.00	$1,058.80	0.28%	$1.45
Class P	1,000.00	1,059.90	0.08%	0.41
Hypothetical
Class I	$1,000.00	$1,023.73	0.28%	$1.42
Class P	1,000.00	1,024.73	0.08%	0.41

Portfolio	Beginning Account Value at 07/01/12	Ending Account Value at 12/31/12	Annualized Expense Ratio	Expenses Paid During the Period 07/01/12- 12/31/12 (1)
Focused 30
Actual
Class I	$1,000.00	$1,061.00	1.02%	$5.28
Class P	1,000.00	1,061.90	0.85%	4.41
Hypothetical
Class I	$1,000.00	$1,020.01	1.02%	$5.18
Class P	1,000.00	1,020.86	0.85%	4.32

Growth LT
Actual
Class I	$1,000.00	$1,077.60	0.80%	$4.18
Class P	1,000.00	1,078.90	0.57%	2.98
Hypothetical
Class I	$1,000.00	$1,021.11	0.80%	$4.06
Class P	1,000.00	1,022.27	0.57%	2.90

Large-Cap Growth
Actual
Class I	$1,000.00	$1,063.30	0.91%	$4.72
Class P	1,000.00	1,064.40	0.71%	3.68
Hypothetical
Class I	$1,000.00	$1,020.56	0.91%	$4.62
Class P	1,000.00	1,021.57	0.71%	3.61

Large-Cap Value
Actual
Class I	$1,000.00	$1,062.10	0.82%	$4.25
Class P	1,000.00	1,063.20	0.62%	3.22
Hypothetical
Class I	$1,000.00	$1,021.01	0.82%	$4.17
Class P	1,000.00	1,022.02	0.62%	3.15

Long/Short Large-Cap
Actual
Class I	$1,000.00	$1,081.60	2.40%	$12.56
Class P	1,000.00	1,082.70	2.19%	11.47
Hypothetical
Class I	$1,000.00	$1,013.07	2.40%	$12.14
Class P	1,000.00	1,014.13	2.19%	11.09

Main Street Core
Actual
Class I	$1,000.00	$1,073.50	0.68%	$3.54
Class P	1,000.00	1,074.60	0.48%	2.50
Hypothetical
Class I	$1,000.00	$1,021.72	0.68%	$3.46
Class P	1,000.00	1,022.72	0.48%	2.44

Mid-Cap Equity
Actual
Class I	$1,000.00	$1,041.40	0.91%	$4.67
Class P	1,000.00	1,042.50	0.70%	3.59
Hypothetical
Class I	$1,000.00	$1,020.56	0.91%	$4.62
Class P	1,000.00	1,021.62	0.70%	3.56

Mid-Cap Growth
Actual
Class I	$1,000.00	$1,013.40	0.95%	$4.81
Class P	1,000.00	1,014.40	0.75%	3.80
Hypothetical
Class I	$1,000.00	$1,020.36	0.95%	$4.82
Class P	1,000.00	1,021.37	0.75%	3.81

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/12	Ending Account Value at 12/31/12	Annualized Expense Ratio	Expenses Paid During the Period 07/01/12- 12/31/12 (1)
Mid-Cap Value
Actual
Class I	$1,000.00	$1,090.50	0.91%	$4.78
Class P	1,000.00	1,091.60	0.71%	3.73
Hypothetical
Class I	$1,000.00	$1,020.56	0.91%	$4.62
Class P	1,000.00	1,021.57	0.71%	3.61

Small-Cap Equity
Actual
Class I	$1,000.00	$1,127.10	0.92%	$4.92
Class P	1,000.00	1,128.30	0.72%	3.85
Hypothetical
Class I	$1,000.00	$1,020.51	0.92%	$4.67
Class P	1,000.00	1,021.52	0.72%	3.66

Small-Cap Growth
Actual
Class I	$1,000.00	$1,056.20	0.85%	$4.39
Class P	1,000.00	1,057.30	0.66%	3.41
Hypothetical
Class I	$1,000.00	$1,020.86	0.85%	$4.32
Class P	1,000.00	1,021.82	0.66%	3.35

Small-Cap Index
Actual
Class I	$1,000.00	$1,073.20	0.54%	$2.81
Class P	1,000.00	1,074.10	0.37%	1.93
Hypothetical
Class I	$1,000.00	$1,022.42	0.54%	$2.75
Class P	1,000.00	1,023.28	0.37%	1.88

Small-Cap Value
Actual
Class I	$1,000.00	$1,092.90	1.00%	$5.26
Class P	1,000.00	1,094.00	0.80%	4.21
Hypothetical
Class I	$1,000.00	$1,020.11	1.00%	$5.08
Class P	1,000.00	1,021.11	0.80%	4.06

Health Sciences
Actual
Class I	$1,000.00	$1,023.90	1.14%	$5.80
Class P	1,000.00	1,024.90	0.96%	4.89
Hypothetical
Class I	$1,000.00	$1,019.41	1.14%	$5.79
Class P	1,000.00	1,020.31	0.96%	4.88

Real Estate
Actual
Class I	$1,000.00	$1,014.80	1.05%	$5.32
Class P	1,000.00	1,015.70	0.87%	4.41
Hypothetical
Class I	$1,000.00	$1,019.86	1.05%	$5.33
Class P	1,000.00	1,020.76	0.87%	4.42

Technology
Actual
Class I	$1,000.00	$999.30	1.16%	$5.83
Class P	1,000.00	1,000.20	0.98%	4.93
Hypothetical
Class I	$1,000.00	$1,019.30	1.16%	$5.89
Class P	1,000.00	1,020.21	0.98%	4.98

Portfolio	Beginning Account Value at 07/01/12	Ending Account Value at 12/31/12	Annualized Expense Ratio	Expenses Paid During the Period 07/01/12- 12/31/12 (1)
Emerging Markets
Actual
Class I	$1,000.00	$1,124.60	1.06%	$5.66
Class P	1,000.00	1,125.70	0.86%	4.60
Hypothetical
Class I	$1,000.00	$1,019.81	1.06%	$5.38
Class P	1,000.00	1,020.81	0.86%	4.37

International Large-Cap
Actual
Class I	$1,000.00	$1,152.90	1.00%	$5.41
Class P	1,000.00	1,154.00	0.80%	4.33
Hypothetical
Class I	$1,000.00	$1,020.11	1.00%	$5.08
Class P	1,000.00	1,021.11	0.80%	4.06

International Small-Cap
Actual
Class I	$1,000.00	$1,149.70	1.07%	$5.78
Class P	1,000.00	1,150.80	0.87%	4.70
Hypothetical
Class I	$1,000.00	$1,019.76	1.07%	$5.43
Class P	1,000.00	1,020.76	0.87%	4.42

International Value
Actual
Class I	$1,000.00	$1,136.60	0.89%	$4.78
Class P	1,000.00	1,137.80	0.69%	3.71
Hypothetical
Class I	$1,000.00	$1,020.66	0.89%	$4.52
Class P	1,000.00	1,021.67	0.69%	3.51

Currency Strategies (3)
Actual
Class I	$1,000.00	$988.60	0.88%	$2.27
Class P	1,000.00	989.10	0.68%	1.76
Hypothetical
Class I	$1,000.00	$1,020.71	0.88%	$4.47
Class P	1,000.00	1,021.72	0.68%	3.46

Global Absolute Return (3)
Actual
Class I	$1,000.00	$998.00	1.07%	$2.77
Class P	1,000.00	998.50	0.86%	2.23
Hypothetical
Class I	$1,000.00	$1.019.76	1.07%	$5.43
Class P	1,000.00	1,020.81	0.86%	4.37

Precious Metals (3)
Actual
Class I	$1,000.00	$859.90	0.92%	$2.22
Class P	1,000.00	860.40	0.72%	1.74
Hypothetical
Class I	$1,000.00	$1,020.51	0.92%	$4.67
Class P	1,000.00	1,021.52	0.72%	3.66

American Funds Asset Allocation (2)
Actual
Class I	$1,000.00	$1,074.60	0.63%	$3.29
Hypothetical
Class I	$1,000.00	$1,021.97	0.63%	$3.20

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/12	Ending Account Value at 12/31/12	Annualized Expense Ratio	Expenses Paid During the Period 07/01/12- 12/31/12 (1)
Pacific Dynamix - Conservative Growth (4)
Actual
Class I	$1,000.00	$1,045.40	0.39%	$2.01
Hypothetical
Class I	$1,000.00	$1,023.18	0.39%	$1.98

Pacific Dynamix - Moderate Growth (4)
Actual
Class I	$1,000.00	$1,059.60	0.36%	$1.86
Hypothetical
Class I	$1,000.00	$1,023.33	0.36%	$1.83

Pacific Dynamix - Growth (4)
Actual
Class I	$1,000.00	$1,071.30	0.35%	$1.82
Hypothetical
Class I	$1,000.00	$1,023.38	0.35%	$1.78

Portfolio Optimization Conservative (5)
Actual
Class I	$1,000.00	$1,046.50	0.21%	$1.08
Hypothetical
Class I	$1,000.00	$1,024.08	0.21%	$1.07

Portfolio	Beginning Account Value at 07/01/12	Ending Account Value at 12/31/12	Annualized Expense Ratio	Expenses Paid During the Period 07/01/12- 12/31/12 (1)
Portfolio Optimization Moderate-Conservative (5)
Actual
Class I	$1,000.00	$1,053.80	0.21%	$1.08
Hypothetical
Class I	$1,000.00	$1,024.08	0.21%	$1.07

Portfolio Optimization Moderate (5)
Actual
Class I	$1,000.00	$1,061.60	0.21%	$1.09
Hypothetical
Class I	$1,000.00	$1,024.08	0.21%	$1.07

Portfolio Optimization Growth (5)
Actual
Class I	$1,000.00	$1,068.40	0.21%	$1.09
Hypothetical
Class I	$1,000.00	$1,024.08	0.21%	$1.07

Portfolio Optimization Aggressive-Growth (5)
Actual
Class I	$1,000.00	$1,074.20	0.21%	$1.09
Hypothetical
Class I	$1,000.00	$1,024.08	0.21%	$1.07

(1)	Expenses paid during the six-month period are equal to the portfolio’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366 days.
(2)	The annualized expense ratios for the American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios do not include expenses of the underlying Master Funds (see Note 1 in Notes to Financial Statements) in which the portfolios invest.
(3)	The Currency Strategies, Global Absolute Return and Precious Metals Portfolios commenced operations on September 28, 2012. The actual fund return and expenses paid during the period by these portfolios were for the period from September 28, 2012 to December 31, 2012 instead of the six-month period. The hypothetical return and expenses paid during the period are based on the entire six-month period for comparison purposes.
(4)	The annualized expense ratios for all the Pacific Dynamix Portfolios do not include expenses of the Pacific Dynamix Underlying Portfolios (see Note 1 in Notes to Financial Statements) in which the Pacific Dynamix Portfolios invest.
(5)	The annualized expense ratios for the Portfolio Optimization Portfolios do not include expenses of the Portfolio Optimization Underlying Funds (see Note 1 in Notes to Financial Statements) in which the Portfolio Optimization Portfolios invest.

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund’s Declaration of Trust. Information pertaining to the trustees and officers of the Fund is set forth below, effective January 1, 2013. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Fund and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Fund’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Fund’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Life Funds; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life and has been retired since that time; Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (2010 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member of Board of Regents (1993 to 1996) Eastern Michigan University.	87

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Life Funds; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Former Member of the Advisory Council of the Trust for Public Land in Maine; Former Member of the Board of Directors of Make-A-Wish of Maine; and Former Member, Board of Directors of the Illinois Life Insurance Council.	87

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Life Funds; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Former Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) and Former Vice Chairman (2001 to 2007) of the Board of Trustees of The Pegasus School; Former Member of the Board of Directors (2005 to 2010) of HomeWord; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	87

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Life Funds; Former President (1997 to 2000) of Transamerica Insurance and Investment Group and has been retired since that time; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	87

G. Thomas Willis Year of birth 1942	Trustee since 11/17/03	Trustee (2/04 to present) of Pacific Life Funds; Certified Public Accountant in California (1967 to present); Former Audit Partner (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing) and has been retired since that time.	87

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07, (Chief Executive Officer 1/11/07 to 12/31/09)	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Life; Chief Executive Officer (5/07 to present) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to 12/09) of Pacific Life Funds.	87

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10, (President 1/11/07 to 12/31/09)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 3/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 3/10) of Pacific Life; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 3/10) of Pacific Life Fund Advisors LLC; and Chief Executive Officer (1/10 to present) and President (1/07 to 12/09) of Pacific Life Funds.	87

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05	Vice President, Fund Advisor General Counsel, and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (6/01 to present) of Pacific Life Funds.	87

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 4/29/96	Vice President and Controller (10/07 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) of Pacific Life; Vice President and Controller (10/07 to present) of Pacific Life Fund Advisors LLC; Vice President (5/00 to present) and Controller (10/07 to present) of Pacific Select Distributors, Inc.; and Vice President and Treasurer (6/01 to present) of Pacific Life Funds.	87

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (1/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Life Funds.	87

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President (6/06 to present) of Pacific Life Funds.	87

Jane M. Guon Year of birth 1964	Vice President since 1/01/11 and Secretary since 1/01/11	Vice President and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present) and Assistant Vice President and Assistant Secretary (05/07 to 12/10) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), Assistant Vice President (5/06 to 12/10) and Assistant Secretary (5/99 to 12/10) of Pacific Select Distributors, Inc.; and Vice President (1/11 to present) and Secretary (1/11 to present) of Pacific Life Funds.	87

Laurene E. MacElwee Year of birth 1966	Vice President since 12/13/11 and Assistant Secretary since 4/04/05 (Assistant Vice President 4/04/05 to 12/12/11)	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; and Vice President (4/05 to present) and Assistant Secretary (6/01 to present) of Pacific Life Funds.	87

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Eddie Tung Year of birth 1957	Assistant Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) of Pacific Life; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Assistant Treasurer (11/05 to present) of Pacific Life Funds.	87

Carleton J. Muench Year of birth 1973	Assistant Vice President since 11/30/06	Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President (11/06 to present) of Pacific Life Funds.	87

Kevin W. Steiner Year of birth 1975	Assistant Vice President since 1/01/13	Assistant Vice President (4/12 to present), Mutual Funds Compliance Director (4/08 to 3/12) and Mutual Funds Compliance Manager (10/06 to 3/08) of Pacific Life Fund Advisors LLC; and Vice President (1/13 to present) of Pacific Life Funds.	87

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of December 31, 2012, the “Fund Complex” consisted of Pacific Select Fund (54 portfolios) and Pacific Life Funds (33 funds).

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS

(Unaudited)

The Board of Trustees (the “Trustees” or “Board”) of Pacific Select Fund (the “Fund”) oversees the management of each of the separate portfolios of the Fund (each a “Portfolio” and collectively, the “Portfolios”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each portfolio management agreement (the “Portfolio Management Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers or “Portfolio Managers.” PLFA serves as the investment adviser for all of the Portfolios and directly manages the High Yield Bond, Cash Management and Floating Rate Income Portfolios (the “PAM Managed Portfolios”) under the name Pacific Asset Management (“PAM”) and the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth and Pacific Dynamix – Growth Portfolios (the “Asset Allocation Portfolios,” and together with the PAM Managed Portfolios, the “Directly Managed Portfolios”). For the other Portfolios, with the exception of the American Funds Growth-Income Portfolio, the American Funds Growth Portfolio, and the American Funds Asset Allocation Portfolio (collectively, the “Feeder Portfolios”), PLFA has retained other firms to serve as Portfolio Managers under PLFA’s supervision. Each of the Feeder Portfolios invests all of its assets in a master fund; and therefore, PLFA has not retained other portfolio managers to manage the assets of these Portfolios. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 12, 2012.1 Also, as discussed below, at the in-person meeting on December 12, 2012, the Board, including all of the Independent Trustees, approved new Portfolio Management Agreements effective on or about January 1, 2013 and May 1, 2013 with respect to the Large-Cap Growth Portfolio and the Growth LT Portfolio, respectively. As discussed below, at an in-person meeting on September 12, 2012, the Board, including all of the Independent Trustees, approved a new Portfolio Management Agreement effective on or about January 1, 2013 with respect to the Mid-Cap Equity Portfolio. As discussed below, at an in-person meeting on June 20, 2012, the Board, including all of the Independent Trustees, approved the Advisory Agreement and new Portfolio Management Agreements effective on or about October 1, 2012 with respect to the Precious Metals, Currency Strategies, and Global Absolute Return Portfolios.

At the December 12, 2012 meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Portfolio Manager that was submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Portfolios throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Portfolio performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Portfolios by PLFA and the Portfolio Managers. The Board also reviewed financial and profitability information regarding PLFA and the Portfolio Managers, and information regarding the organization and operations of each entity such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Portfolio. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data, to provide the Board with information concerning the Portfolios’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with data obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

Annual Consideration and Approval of Investment Advisory and Portfolio Management Agreements

In evaluating the Advisory Agreement and each Portfolio Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services

Portfolio Oversight and Supervision – PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Portfolio Managers and PAM; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools offered to assist intermediaries in effectively understanding and meeting shareholder and/or contract holder needs. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust, its shareholders and investing.

1 At the December 12th meeting, the Board did not consider the continuance of the Portfolio Management Agreements relating to the Emerging Markets Debt, Mid-Cap Equity, Precious Metals, Currency Strategies and Global Absolute Return Portfolios, as those agreements were not up for renewal at that time. Additionally, new Portfolio Management Agreements with respect to the Growth LT and Large-Cap Growth Portfolios were approved by the Board at the December 12th meeting and the Board did not consider the continuance of the existing Portfolio Management Agreements with respect to those Portfolios at that time.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

The Trustees also considered that the investment, legal, compliance and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance analysis, security valuation and portfolio accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance and monitoring services for the Portfolios. The Board noted that PLFA monitors numerous investment, performance and compliance metrics for the Portfolios.

The Trustees considered PLFA’s continued development and use of analytical tools for assessing Portfolio performance and the performance of the Portfolio Managers, conducting an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that PLFA uses these tools to identify Portfolios that are underperforming applicable benchmarks or peer groups, and then conducts various analyses to try to assess the sources of and reasons for underperformance. The Trustees noted that PLFA has developed processes to oversee and monitor the performance of Portfolio Managers, including the use of analytical methods to review Portfolio performance and execution of investment strategies. The Board noted that PLFA provides the Board with analysis of this data over rolling periods to assist the Board in identifying trends in Portfolio performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Board also noted that PLFA conducts periodic due diligence on Portfolio Managers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Portfolio Manager’s investment process and to seek to identify issues that may be relevant to a Portfolio Manager’s services to a Portfolio or a Portfolio’s performance, including, but not limited to, the financial strength of a Portfolio Manager, significant staffing changes that could affect a Portfolio, material changes in a Portfolio Manager’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support. The Trustees also noted that PLFA appeared to have implemented effective methods for monitoring investment style consistency by Portfolio Managers and for analyzing the use of derivatives by Portfolio Managers. With respect to the PAM Managed Portfolios, the Board considered that PLFA provided oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Portfolio Managers. The Board also considered that PLFA manages directly the Asset Allocation Portfolios.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities, including researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt, the value of equity securities traded on foreign exchanges, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies. The Trustees also considered PLFA’s oversight of transition management when overseeing significant changes in the Portfolios, such as cash movements between the Portfolios arising from reallocations by funds of funds and the transition from one Portfolio Manager to another, including steps taken by PLFA to reduce transaction costs associated with a Portfolio transition.

The Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Portfolios, its compliance monitoring of the Portfolio Managers and its commitment to those programs; PLFA’s efforts to keep the Trustees informed about the Portfolio Managers; and its attention to matters that may involve conflicts of interest with each Portfolio. In this regard, the Trustees reviewed information throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA, the Portfolio Managers, and the Portfolios with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further considered the monitoring and additional services provided by PLFA to the Portfolios, including risk management analysis, preparation of periodic performance and financial reports, review of trade execution and coordination of other service providers to the Trust.

The Trustees noted that the Portfolios are used as the investment options for variable products of Pacific Life and Pacific Life & Annuity Company (“PL&A”), and they believe the Portfolios provide a broad range of investment options for contract holders of Pacific Life and PL&A, including investment options that provide exposure to major asset classes such as equity and debt, and many different investment styles within those asset classes, and target risk funds that also provide investors with asset allocation for different profiles. The Trustees further noted that the offering of the Portfolios as investment options assisted in distinguishing these variable products in the marketplace. The Trustees considered that they had received reports concerning the positioning of these variable products in the marketplace.

Portfolio Management – PLFA and the Portfolio Managers. The Trustees considered various materials relating to PLFA, including PAM, and the Portfolio Managers, including copies of each existing Advisory Agreement and Portfolio Management Agreement; copies of the Form ADV for PLFA and each Portfolio Manager; financial information relating to PLFA and each Portfolio Manager; and other information deemed relevant to the Trustees’ evaluation of PLFA and each Portfolio Manager, including qualitative assessments from senior management of PLFA.

The Trustees considered the benefits to shareholders of retaining PLFA and each Portfolio Manager and continuing the Advisory Agreement and Portfolio Management Agreements particularly in light of the nature, extent, and quality of the services that have been provided by PLFA and the Portfolio Managers. The Trustees noted the portfolio management services that have been provided by PLFA or PAM to the Directly Managed Portfolios and the portfolio management services that have been provided by the Portfolio Managers to the other Portfolios. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Portfolios and their shareholders, the organizational depth and resources of PLFA and the Portfolio Managers, including the background and experience of PLFA and each of the Portfolio Manager’s management, and the expertise of PLFA, its PAM unit, and each Portfolio Manager’s portfolio management team, as well as the investment methodology used by PLFA, its PAM unit, and the Portfolio Manager.

The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and also noted the development of procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO had in place a systematic process for periodically reviewing PLFA’s and each Portfolio Manager’s written compliance policies and procedures, including the assessment of PLFA’s and each Portfolio Manager’s compliance

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

program as required under Rule 38a-1 of the 1940 Act and PLFA’s and each Portfolio Manager’s code of ethics. The Trustees also considered that PLFA and each Portfolio Manager continues to cooperate with the CCO in reviewing its compliance operations.

In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Portfolio Managers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Portfolio when PLFA and the Trustees believed it to be appropriate.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Portfolio Managers.

2. Investment Results

The Trustees considered the investment results of each Portfolio in light of its objective and market conditions over the past year. The Trustees compared each Portfolio’s total returns with both the total returns of appropriate peer funds, based on information provided by PLFA using data from independent sources, and with one or more relevant benchmark indices. The Independent Trustees also considered information provided by an Independent Consultant who provided a presentation and analysis to the Trustees regarding peer group performance utilizing data from independent sources. The information provided to the Trustees included each Portfolio’s performance record for the prior ten calendar years, as applicable, and three-month, year-to-date, one-, three-, five- and ten-year or since inception periods, as applicable. In reviewing the performance data drawn from independent sources, as well as the performance of the respective benchmark indices, the Trustees took into consideration the goals and objectives of each Portfolio and noted that some Portfolios had outperformed their peer groups over certain periods and/or exceeded their respective benchmark indices while others underperformed their peer groups over certain periods and/or trailed their respective benchmark indices. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues which may warrant consideration of corrective action. The Trustees discussed these Portfolios with representatives of PLFA, including an assessment of the approach used by the Portfolio Managers as well as oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate.

The Trustees also reviewed the monitoring of the Portfolio Managers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new manager if performance lagged and could not be improved within a reasonable timeframe, and reviewed the monitoring of the PAM unit’s investment results by PLFA. Generally, the Trustees noted that there continues to be a strong record of well-managed Portfolios that work well in the Asset Allocation Portfolios and that the Asset Allocation Portfolios provide a range of professionally managed asset allocation investment options. The Trustees also noted that the Portfolios continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Portfolios and the benefits the Asset Allocation Portfolios provide for shareholders generally.

The Board concluded that PLFA continues to have a strong record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Portfolio’s investment objective either directly or through the selection of Portfolio Managers and that PLFA’s record in managing each Portfolio indicates that its continued management as well as the continuation of the respective Portfolio Management Agreements will benefit each Portfolio and its shareholders.

3. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees and the sub-advisory fees, including the portion of the advisory fees paid to each Portfolio Manager as compared to the portion retained by PLFA, and operating expense ratios for each of the Portfolios. The Independent Trustees also requested and reviewed information from the Independent Consultant along with their analysis of advisory fees, sub-advisory fees and certain other expenses. The Trustees reviewed the advisory fees, sub-advisory fees and operating expense ratios of each Portfolio and compared such amounts with the average fee and expense levels of other funds in applicable peer fund groups. During their review, the Trustees noted that all of the Portfolios were subject to contractual expense limitations agreed to by PLFA. The Trustees also reviewed written materials prepared by PLFA based on peer fund group information retrieved from the independent sources. The Independent Trustees requested and reviewed an analysis provided by the Independent Consultant of the asset-based breakpoint schedule for the Portfolios. The Independent Trustees noted that the breakpoints offer meaningful potential savings to shareholders of many of the Portfolios.

The Trustees also considered information from the Portfolio Managers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Portfolio Manager with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Portfolios by the Portfolio Managers and that the level of services provided by these Portfolio Managers on these other accounts were due to the different nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Portfolio Manager and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the sub-advised Portfolios, the fee rates were the result of arms’-length negotiations between PLFA and the Portfolio Managers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Portfolio. The Trustees observed that certain of the Portfolios’ contractual advisory fees were higher than the average of their respective Morningstar category while others were either lower or approximately equal to these averages.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Portfolio were fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA and the Portfolio Managers regarding PLFA’s costs of sponsoring the Portfolios and information regarding the profitability of PLFA and the Portfolio Managers.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

PLFA and the Portfolio Managers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing products that are competitively priced with other funds, especially multi-manager and asset allocation funds and funds that support variable annuity and variable life insurance products. The Trustees noted PLFA’s willingness to sponsor new funds that PLFA believed would improve the menu of offerings for contract owners or that would benefit the Asset Allocation Portfolios, despite the potential subsidies required by PLFA during a new fund’s start-up phase. Based on information received, the Trustees further noted that Pacific Life’s overall profitability on variable annuity and variable life insurance products, which are supported by the Trust, appeared reasonable at the current time. The Trustees also noted that analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s and the Portfolio Managers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to the Portfolio Managers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the profitability of the Portfolio Management Agreements to the Portfolio Managers because of, among other things, the differences in the types of information provided by the Portfolio Managers, the fact that many Portfolio Managers manage substantial assets other than the Portfolios and, further, that any such assessment would involve assumptions regarding the Portfolio Managers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Portfolio Managers, the Trustees focused their consideration on the data described above in light of the arms’-length nature of the relationship (for the Portfolios that are sub-advised) between PLFA and such Portfolio Managers with respect to the negotiation of portfolio sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees considered information relating to economies of scale provided by PLFA and the Independent Consultant, and PLFA’s general willingness to discuss and evaluate the topic of economies of scale with the Trustees.

The Trustees considered that the advisory fee schedules contained breakpoints reducing the rate of the advisory fee as Portfolio assets grow for all Portfolios except the Asset Allocation Portfolios. The Independent Trustees agreed that the breakpoints appear to be providing for shared economies of scale and potential future economies of scale as the asset levels of a Portfolio increase. The Independent Trustees noted that the Asset Allocation Portfolios are funds-of-funds that invest in other Portfolios that have advisory fee schedules containing breakpoints that reduce the total advisory fees paid by shareholders of the Asset Allocation Portfolios as assets grow. The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Portfolios for certain expenses that exceed stated expense caps.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees further noted that Pacific Life and PL&A had also consistently reinvested in the business with respect to the variable products to which the Fund serves as the underlying investment vehicle.

The Trustees additionally noted that economies of scale were difficult to measure with precision particularly on a Portfolio by Portfolio basis. This analysis was complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the ability to provide and expand those services through, for example, continuing investments in technology and shareholder services, as discussed above. The Trustees considered that the Portfolios are well managed, and provide shareholders with a wide choice of premier Portfolio Managers and sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services to the Portfolios on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its commitment to competitive total expenses of the Portfolios, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board concluded that the Portfolios’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Portfolio and its shareholders to their benefit.

5. Ancillary Benefits

The Trustees requested and received from PLFA and the Portfolio Managers information concerning other benefits received by PLFA, the Portfolio Managers, and their affiliates as a result of their respective relationship with the Portfolios, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Portfolio Managers and the use of soft-dollars by certain of the Portfolio Managers. The Trustees also considered information concerning other significant economic relations between the Portfolio Managers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered information provided to them as to how conflicts of interest that may arise from these relationships are managed.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Portfolio Management Agreement are fair and reasonable with respect to each Portfolio and its shareholders, and that the renewal of the Advisory Agreement and each applicable Portfolio Management Agreement would be in the best interests of the Portfolios and their shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory

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Agreement and each applicable Portfolio Management Agreement, but indicated that the Board based its determination on the total mix of information available to it.

Other Advisory Agreement and Portfolio Management Agreement Approvals

In addition to considering the existing Portfolio Management Agreements during the period, the Board considered and approved changes with respect the Portfolio Managers for certain Portfolios as discussed below. Under the 1940 Act, a change in a Portfolio Manager, a change in the compensation paid to a Portfolio Manager, or an assignment of any Portfolio Management Agreement requires shareholder approval of a new Portfolio Management Agreement. However, under an exemptive order issued to Pacific Life Insurance Company and the Fund by the Securities and Exchange Commission (“SEC”) on October 13, 1999 and relied upon by PLFA, in accordance with the terms of the exemptive order, PLFA can hire, terminate and replace, as applicable, Portfolio Managers and enter into new Portfolio Management Agreements (except, as a general matter, Portfolio Managers affiliated with PLFA) without shareholder approval.

Growth LT Portfolio

At an in-person meeting on December 12, 2012, the Board, including all of the Independent Trustees, approved, effective no later than May 1, 2013, a new Portfolio Management Agreement with Massachusetts Financial Services Company, doing business as MFS Investment Management (“MFS”) with respect to the Growth LT Portfolio (the “MFS Portfolio Management Agreement”), and appointed MFS as the new Portfolio Manager for this Portfolio. The Board also approved a change to the name of the Portfolio and effective May 1, 2013, the Portfolio will be named the Growth Portfolio. In connection with this matter, also at the December 12, 2012 meeting, the Board terminated the Portfolio Management Agreement for the Portfolio with the current portfolio manager upon the effectiveness of the MFS Portfolio Management Agreement. MFS’s appointment as new Portfolio Manager was made in accordance with the exemptive order issued by the SEC with regard to the Fund and does not require shareholder approval.

In evaluating the MFS Portfolio Management Agreement, the Board, including the Independent Trustees, considered the factors, among others, described below. Additionally, the Board considered the various screening processes that PLFA utilizes in identifying a proposed new portfolio manager, including screening for qualified firms through the use of quantitative data and information gathered from independent third-party databases, as well as the due diligence conducted by PLFA on the investment resources and personnel of a portfolio manager and an assessment of the investment strategies used by a portfolio manager and the due diligence conducted by the Fund’s Chief Compliance Officer (“CCO”). In addition, the Board reviewed the specific criteria and information evaluated by PLFA during the selection process of MFS, including information about other firms considered by PLFA, and PLFA’s analysis in reaching its conclusion to recommend MFS as the new Portfolio Manager.

In evaluating the MFS Portfolio Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services to be Provided

The Trustees considered the benefits to shareholders of retaining MFS as the Portfolio Manager, particularly in light of the nature, extent, and quality of the services expected to be provided by MFS. In this regard, the Trustees considered various materials relating to the proposed Portfolio Manager, including copies of the proposed MFS Portfolio Management Agreement; copies of MFS’s Form ADV; financial information; and other information deemed relevant to the Trustees’ evaluation, including comprehensive assessments from senior management of PLFA.

The Trustees considered that under the MFS Portfolio Management Agreement, MFS would be responsible for providing the investment management services for the Portfolio’s assets, including investment research, advice and supervision, and determining which securities would be purchased or sold by the Portfolio. The Trustees considered the quality of the management services expected to be provided to the Growth LT Portfolio over both the short- and long-term, the organizational depth and resources of MFS, including the background and experience of MFS’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

In addition, the Trustees considered MFS’s written compliance policies and procedures and noted that the Trust’s CCO had previously provided an assessment of MFS’s compliance program, as required under Rule 38a-1 of the 1940 Act and its code of ethics.

In making these assessments, the Trustees took note of the extensive due diligence PLFA conducted with respect to MFS, and were aided by the assessment and recommendation of PLFA and the in-person presentation and materials provided by MFS.

The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the Growth LT Portfolio by MFS under the MFS Portfolio Management Agreement.

2. Performance

The Trustees considered PLFA’s efforts and process to search for and screen advisory firms that are qualified to manage a growth portfolio and PLFA’s identification of MFS to serve as Portfolio Manager with regard to the day-to-day investment activities of the Growth LT Portfolio. The Trustees considered factors concerning performance in connection with its consideration of this matter and in connection with approval of the related MFS Portfolio Management Agreement, as described below.

The Trustees considered information about the historical performance of an account managed by the same MFS portfolio management team that would manage the Growth LT Portfolio using similar investment strategies as those proposed for the Growth LT Portfolio (the “Comparable Performance”). The Trustees considered the Comparable Performance against a pertinent benchmark and against the applicable peer group for the year-to-date, one-, three-, five-, and ten-year periods as of September 30, 2012. The Trustees also considered the Comparable Performance against a pertinent benchmark and an applicable peer group for the previous nine calendar years. The Trustees also considered information about the historical performance of additional accounts managed by MFS using similar investment strategies as those proposed for the Growth LT Portfolio against a pertinent benchmark for the one-, three-, five- and ten-year periods (as available) as of September 30, 2012.

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Additionally, the Trustees considered performance information presented by PLFA for another potential manager of the Portfolio. The Trustees also considered the need for MFS to adhere to the Portfolio’s general investment mandate in order to function appropriately in the Portfolio Optimization Portfolios.

The Board determined that MFS’s performance record was acceptable.

3. Advisory and Portfolio Management Fees

The Trustees considered information regarding the comparative advisory fees charged under other investment advisory contracts of the Portfolio Manager with regard to other investment accounts with substantially similar investment strategies as the Growth LT Portfolio. The Trustees also considered that the proposed sub-advisory fees payable to MFS under the Portfolio Management Agreement contain breakpoints and were lower than the sub-advisory fees paid to the current portfolio manager. The Trustees considered that the advisory fee schedule would remain unchanged from the current fee schedule for the Portfolio and that the total advisory fees paid by shareholders would not increase. The Trustees noted that in certain cases there were differences in the level of services proposed to be provided to the Growth LT Portfolio by MFS and that the level of services provided by MFS on these other accounts was due to the different nature of the accounts or an affiliation between MFS and the account. These differences often explained differences in fee schedules. The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and MFS, and that the Growth LT Portfolio’s sub-advisory fees are paid by PLFA and are not paid directly by the Growth LT Portfolio. Additionally, the Trustees considered that there are certain costs associated with a manager change, but that the ongoing operating expenses paid by the shareholders were not expected to materially increase as a result of this portfolio manager change.

The Board concluded that the compensation payable under the MFS Portfolio Management Agreement is fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees considered information about the profitability of other investment accounts managed by MFS using similar investment strategies as those proposed for the Growth LT Portfolio in assessing the projected profitability of the MFS Portfolio Management Agreement to MFS to the extent practicable based on the information provided by MFS. The Trustees considered that it was difficult to accurately determine or evaluate the projected profitability of the MFS Portfolio Management Agreement to MFS because it managed substantial assets and had multiple business lines and, further, that any such assessment would involve assumptions regarding its allocation policies, capital structure, cost of capital, business mix and other factors. The Trustees focused their consideration on other information provided in connection with this matter, given the arms’-length nature of the relationship between PLFA and MFS with respect to the negotiation of Portfolio sub-advisory fees, the fact that such fees are paid by PLFA and the fact that the projected profitability of the MFS Portfolio Management Agreement to MFS is an estimate because it had not yet begun to manage the Portfolio.

The Board concluded that the Growth LT Portfolio’s fee structure reflected in the MFS Portfolio Management Agreement is fair and reasonable.

5. Ancillary Benefits

The Trustees received from PLFA and MFS information concerning other benefits that may be received by MFS and its affiliates as a result of their relationship with the Growth LT Portfolio, including commissions that may be paid to broker-dealers affiliated with the Portfolio Manager and the anticipated use of soft-dollars by the Portfolio Manager. In this regard, the Trustees noted that MFS represented that it does not anticipate utilizing an affiliated broker-dealer and that it anticipates using soft dollar credits generated by Portfolio commissions to pay for research services. The potential benefits that may be derived by MFS from its relationship with the Growth LT Portfolio could include larger assets under management and reputational benefits, which are consistent with those generally derived by sub-advisers to mutual funds. The Trustees considered potential benefits to be derived by MFS from its relationship with the Growth LT Portfolio and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the MFS Portfolio Management Agreement is in the best interests of the Growth LT Portfolio and its shareholders; and (ii) the compensation payable under the MFS Portfolio Management Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

Large-Cap Growth Portfolio

At an in-person meeting on December 12, 2012, the Board, including all of the Independent Trustees, approved, effective no later than January 1, 2013, a new Interim Portfolio Management Agreement with BlackRock Investment Management, LLC (“BlackRock”) with respect to the Large-Cap Growth Portfolio (the “BlackRock Interim Portfolio Management Agreement”), and appointed BlackRock as the new Interim Portfolio Manager for this Portfolio. In connection with this matter, also at the December 12, 2012 meeting, the Board also approved the termination of the Portfolio Management Agreement for the Portfolio with the prior portfolio manager upon the effectiveness of the BlackRock Interim Portfolio Management Agreement. In evaluating the BlackRock Interim Portfolio Management Agreement, the Board, including the Independent Trustees, considered the interim nature of the BlackRock Interim Portfolio Management Agreement and the factors described below.

In evaluating the BlackRock Interim Portfolio Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services to be Provided

The Trustees considered the benefits to shareholders of retaining BlackRock as the Interim Portfolio Manager, particularly in light of the nature, extent, and quality of the services expected to be provided by BlackRock. In this regard, the Trustees considered various materials

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relating to the proposed Interim Portfolio Manager, including copies of the proposed BlackRock Interim Portfolio Management Agreement; copies of BlackRock’s Form ADV; financial information; and other information deemed relevant to the Trustees’ evaluation, including comprehensive assessments from senior management of PLFA. The Trustees also considered the fact that BlackRock already serves as a portfolio manager to other Portfolios in the Fund and that PLFA and the Board have developed substantial knowledge about BlackRock from this relationship.

The Trustees considered that under the BlackRock Interim Portfolio Management Agreement, BlackRock would be responsible for providing the investment management services for the Portfolio’s assets, including investment research, advice and supervision, and determining which securities would be purchased or sold by the Portfolio. The Trustees considered the quality of the management services expected to be provided to the Large-Cap Growth Portfolio, the organizational depth and resources of BlackRock, including the background and experience of BlackRock’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

In addition, the Trustees considered BlackRock’s written compliance policies and procedures and noted that the Fund’s CCO had previously provided an assessment of BlackRock’s compliance program, as required under Rule 38a-1 of the 1940 Act, and its code of ethics.

In making these assessments, the Trustees took note of the due diligence PLFA conducted with respect to BlackRock, their prior knowledge of and working relationship with BlackRock, including the fact that BlackRock already manages the proposed strategy for another Portfolio within the Fund and were aided by the assessment and recommendation of PLFA and the in-person presentation and materials provided by BlackRock.

The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the Large-Cap Growth Portfolio by BlackRock under the BlackRock Interim Portfolio Management Agreement.

2. Performance

The Trustees considered PLFA’s ongoing efforts to search for and screen advisory firms that are qualified to manage, on a longer term basis, a large-cap growth portfolio. The Trustees considered that while that search process was underway, it would be appropriate to engage BlackRock to serve as Interim Portfolio Manager with regard to the day-to-day investment activities of the Large-Cap Growth Portfolio using an index strategy. The Trustees considered that the performance objective during this interim period was to retain benchmark large-cap market exposure without assuming additional risk and considered that BlackRock’s large-cap index strategy was the appropriate means to achieve that objective.

The Trustees considered information about the historical performance of accounts managed by the same BlackRock portfolio management team that would manage the Large-Cap Growth Portfolio using similar investment strategies as those proposed for the Large-Cap Growth Portfolio (the “Comparable Performance”). The Trustees considered the Comparable Performance against a pertinent benchmark for one-, three-, and five-year and since inception periods (as available) as of June 30, 2012 and noted that the strategy seeks to replicate the performance of a benchmark index.

The Board determined that BlackRock’s performance record was acceptable.

3. Advisory and Portfolio Management Fees

The Trustees considered information regarding the comparative advisory fees charged under other investment advisory contracts of the Interim Portfolio Manager with regard to other investment accounts with substantially similar investment strategies as the Large-Cap Growth Portfolio. The Trustees noted that in certain cases there were differences in the level of services proposed to be provided to the Large-Cap Growth Portfolio by BlackRock and that the level of services provided by BlackRock on these other accounts was due to the different nature of the accounts or an affiliation between BlackRock and the account. These differences often explained differences in fee schedules. The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and BlackRock, and that the Large-Cap Growth Portfolio’s sub-advisory fees are paid by PLFA and are not paid directly by the Large-Cap Growth Portfolio. The Trustees considered that PLFA had agreed to waive a portion of its advisory fee while BlackRock serves as Interim Portfolio Manager.

The Board concluded that the compensation payable under the BlackRock Interim Portfolio Management Agreement is fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees considered the projected profitability of the BlackRock Interim Portfolio Management Agreement to BlackRock to the extent practicable based on the financial information provided by BlackRock. Given the short-term interim nature of the proposed engagement, the Trustees did not consider this information as particularly meaningful.

The Board concluded that the Large-Cap Growth Portfolio’s fee structure reflected in the BlackRock Interim Portfolio Management Agreement is fair and reasonable.

5. Ancillary Benefits

The Trustees received from PLFA and BlackRock information concerning other benefits that may be received by BlackRock and its affiliates as a result of their relationship with the Large-Cap Growth Portfolio, including commissions that may be paid to broker-dealers affiliated with the Interim Portfolio Manager and the anticipated use of soft-dollars by the Interim Portfolio Manager. In this regard, the Trustees noted that BlackRock represented that it does not anticipate utilizing an affiliated broker-dealer or soft dollar credits generated by Portfolio commissions to pay for research services. The potential benefits that may be derived by BlackRock from its relationship with the Large-Cap Growth Portfolio could include larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisers to mutual funds. The Trustees considered potential benefits to be derived by BlackRock from its relationship with the Large-Cap Growth Portfolio and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

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6. Conclusion

Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the BlackRock Interim Portfolio Management Agreement is in the best interests of the Large-Cap Growth Portfolio and its shareholders; and (ii) the compensation payable under the BlackRock Interim Portfolio Management Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

Mid-Cap Equity Portfolio

At an in-person meeting on September 12, 2012, the Board, including all of the Independent Trustees, approved, effective no later than January 1, 2013, a new Portfolio Management Agreement with Scout Investments, Inc. (“Scout”) with respect to the Mid-Cap Equity Portfolio (the “Scout Portfolio Management Agreement”), and appointed Scout as the new Portfolio Manager for this Portfolio. In connection with this matter, also at the September 12, 2012 meeting, the Board terminated the Portfolio Management Agreement for the Portfolio with the prior portfolio manager upon the effectiveness of the Scout Portfolio Management Agreement. Scout’s appointment as Portfolio Manager was made in accordance with the exemptive order issued by the SEC with regard to the Fund and does not require shareholder approval.

In evaluating the Scout Portfolio Management Agreement, the Board, including the Independent Trustees, considered the factors described below. Additionally, the Board considered the various screening processes that PLFA utilizes in identifying a proposed new portfolio manager, including screening for qualified firms through the use of quantitative data and information gathered from independent third-party databases, as well as the due diligence conducted by PLFA on the investment resources and personnel of a portfolio manager and an assessment of the investment strategies used by a portfolio manager and the due diligence conducted by the Fund’s Chief Compliance Officer (“CCO”). In addition, the Board reviewed the specific criteria and information evaluated by PLFA during the selection process of Scout, including information about other firms considered by PLFA, and PLFA’s analysis in reaching its conclusion to recommend Scout as the new Portfolio Manager.

In evaluating the Scout Portfolio Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services to be Provided

The Trustees considered the benefits to shareholders of retaining Scout as the Portfolio Manager, particularly in light of the nature, extent, and quality of the services expected to be provided by Scout. In this regard, the Trustees considered various materials relating to the proposed Portfolio Manager, including copies of the proposed Scout Portfolio Management Agreement; copies of Scout’s Form ADV; financial information; and other information deemed relevant to the Trustees’ evaluation, including comprehensive assessments from senior management of PLFA.

The Trustees considered that under the Scout Portfolio Management Agreement, Scout would be responsible for providing the investment management services for the Portfolio’s assets, including investment research, advice and supervision, and determining which securities would be purchased or sold by the Portfolio. The Trustees considered the quality of the management services expected to be provided to the Mid-Cap Equity Portfolio over both the short- and long-term, the organizational depth and resources of Scout, including the background and experience of Scout’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

In addition, the Trustees considered Scout’s written compliance policies and procedures and noted that the Trust’s CCO had provided an assessment of Scout’s compliance program, as required under Rule 38a-1 of the 1940 Act, and its code of ethics.

In making these assessments, the Trustees took note of the extensive due diligence PLFA conducted with respect to Scout, and were aided by the assessment and recommendation of PLFA and the in-person presentation and materials provided by Scout.

The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the Mid-Cap Equity Portfolio by Scout under the Scout Portfolio Management Agreement.

2. Performance

The Trustees considered PLFA’s efforts and process to search for and screen advisory firms that are qualified to manage a mid-cap equity portfolio, and the identification by PLFA of Scout to serve as Portfolio Manager with regard to the day-to-day investment activities of the Mid-Cap Equity Portfolio. The Trustees considered factors concerning performance in connection with its consideration of this matter and in connection with approval of the related Scout Portfolio Management Agreement, as described below.

The Trustees considered information about the historical performance of an account managed by the same Scout portfolio management team that would manage the Mid-Cap Equity Portfolio using similar investment strategies as those proposed for the Mid-Cap Equity Portfolio (the “Comparable Performance”). The Trustees considered the Comparable Performance against a pertinent benchmark and against the applicable peer group for the year-to-date, one-, three-, and five-year periods as of June 30, 2012. The Trustees also considered the Comparable Performance against a pertinent benchmark and an applicable peer group for the previous five calendar years. Additionally, the Trustees considered performance information presented by PLFA for another potential manager of the Portfolio and the performance of an account managed by the lead portfolio manager of the Scout portfolio management team when the individual worked at another advisory firm prior to joining Scout. The Trustees also considered the need for Scout to adhere to the Portfolio’s general investment mandate in order to function appropriately in the Portfolio Optimization Portfolios.

The Board determined that Scout’s performance record was acceptable.

3. Advisory and Portfolio Management Fees

The Trustees considered information regarding the comparative advisory fees charged under other investment advisory contracts of the Portfolio Manager with regard to other investment accounts with substantially similar investment strategies as the Mid-Cap Equity Portfolio. The Trustees noted that in certain cases there were differences in the level of services proposed to be provided to the Mid-Cap Equity Portfolio by Scout and that the level of services provided by Scout on these other accounts was due to the different nature of the accounts or an affiliation

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between Scout and the account. These differences often explained differences in fee schedules. The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and Scout, and that the Mid-Cap Equity Portfolio’s sub-advisory fees are paid by PLFA and are not paid directly by the Mid-Cap Equity Portfolio. Additionally, the Trustees considered that there are certain costs associated with a manager change, but that the advisory fee rates and ongoing operating expenses paid by the shareholders were not expected to materially increase as a result of this portfolio manager change.

The Board concluded that the compensation payable under the Scout Portfolio Management Agreement is fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees considered the projected profitability of the Scout Portfolio Management Agreement to Scout to the extent practicable based on the financial information provided by Scout. The Trustees considered that it was difficult to accurately determine or evaluate the projected profitability of the Scout Portfolio Management Agreement to Scout because it managed substantial assets or had multiple business lines and, further, that any such assessment would involve assumptions regarding its allocation policies, capital structure, cost of capital, business mix and other factors. The Trustees focused their consideration on other information provided in connection with this matter, given the arms’-length nature of the relationship between PLFA and Scout with respect to the negotiation of Portfolio sub-advisory fees, the fact that such fees are paid by PLFA and the fact that the projected profitability of the Scout Portfolio Management Agreement to Scout is an estimate.

The Board concluded that the Mid-Cap Equity Portfolio’s fee structure reflected in the Scout Portfolio Management Agreement is fair and reasonable.

5. Ancillary Benefits

The Trustees received from PLFA and Scout information concerning other benefits that may be received by Scout and its affiliates as a result of their relationship with the Mid-Cap Equity Portfolio, including commissions that may be paid to broker-dealers affiliated with the Portfolio Manager and the anticipated use of soft dollars by the Portfolio Manager. In this regard, the Trustees noted that Scout represented that it does not anticipate utilizing an affiliated broker-dealer and that it anticipates using soft dollar credits generated by Portfolio commissions to pay for research services. The potential benefits that may be derived by Scout from its relationship with the Mid-Cap Equity Portfolio could include larger assets under management and reputational benefits, which are consistent with those generally derived by sub-advisers to mutual funds. The Trustees considered potential benefits to be derived by Scout from its relationship with the Mid-Cap Equity Portfolio and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the Scout Portfolio Management Agreement is in the best interests of the Mid-Cap Equity Portfolio and its shareholders; and (ii) the compensation payable under the Scout Portfolio Management Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

Precious Metals Portfolio

At the June 20, 2012 meeting, the Board, including all of the Independent Trustees, approved, effective on or about October 1, 2012, the Advisory Agreement with PLFA with respect to the Precious Metals Portfolio (the “Precious Metals Advisory Agreement”) and the Portfolio Management Agreement with Wells Capital Management, Inc. (“Wells Capital”) with respect to the Portfolio (the “Wells Capital Portfolio Management Agreement”), and appointed Wells Capital as the Portfolio Manager for this Portfolio.

In evaluating the Precious Metals Advisory Agreement and Wells Capital Portfolio Management Agreement, the Board, including the Independent Trustees, considered the factors described below. Additionally, in its evaluation of the Wells Capital Portfolio Management Agreement, the Board considered the various screening processes that PLFA utilizes in identifying a proposed new portfolio manager, including screening for qualified firms through the use of quantitative data and information gathered from independent third-party databases, as well as the due diligence conducted by PLFA on the investment resources and personnel of a portfolio manager and an assessment of the investment strategies used by a portfolio manager and the due diligence conducted by the Fund’s Chief Compliance Officer (“CCO”). In addition, the Board reviewed the specific criteria and information evaluated by PLFA during the selection process of Wells Capital, including information about other firms considered by PLFA, and PLFA’s analysis in reaching its conclusion to recommend Wells Capital as the new portfolio manager.

In evaluating the Precious Metals Advisory Agreement and Wells Capital Portfolio Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services

Portfolio Oversight and Supervision – PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its sophisticated monitoring and oversight of Portfolio Managers; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools offered to assist intermediaries in effectively understanding and meeting shareholder needs. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Fund and its shareholders and investing.

The Trustees also considered that PLFA’s investment, legal, compliance and accounting professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance analysis, security valuation and portfolio accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its

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resources and systems to provide the appropriate investment management, compliance and monitoring services required for the Portfolio. The Board noted that PLFA monitors numerous investment, performance and compliance metrics for the portfolios of the Trust.

The Trustees considered the benefits to shareholders of retaining PLFA to serve as the investment adviser to the Precious Metals Portfolio in light of the nature, extent, and quality of services expected to be provided by PLFA. The Trustees considered the ability of PLFA to provide an appropriate level of support and resources to the Precious Metals Portfolio and whether PLFA has sufficiently qualified personnel. The Trustees based this review on information and materials provided to them throughout the year by PLFA. The Trustees considered PLFA’s continued development and use of analytical tools for assessing Portfolio performance and the performance of Portfolio Managers, conducting an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that PLFA uses these tools to monitor and identify when a Portfolio is underperforming applicable benchmarks or peer groups, and then conducts various analyses to try to assess the sources of and reasons for underperformance. The Trustees noted that PLFA has developed processes to oversee and monitor a Portfolio Manager’s execution of investment strategies. The Board noted that PLFA provides the Board with analysis of this data over rolling periods to assist the Board in identifying trends in Portfolio performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Board also noted that PLFA conducts periodic due diligence on a Portfolio Manager involving on-site visits, in-person meetings and telephonic meetings to gather information that PLFA uses to attempt to gain an in-depth understanding of a Portfolio Manager’s investment process and to seek to identify issues that may be relevant to a Portfolio Manager’s services to a Portfolio or a Portfolio’s performance. The Trustees also considered the background and experience of PLFA’s senior management, and the experience of and significant amount of attention expected to be given to the Precious Metals Portfolio by PLFA’s management and staff. The Trustees also considered PLFA’s compliance operations with respect to the Trust, including the measures taken by PLFA to assist the Fund in complying with Rule 38a-1 under the 1940 Act. The Trustees further considered the monitoring and additional services provided by PLFA to the Portfolio, including assistance with security valuation, risk management analysis, preparation of periodic performance and financial reports, review of trade execution and coordination of other service providers to the Trust.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services to be provided by PLFA to the Portfolio under the Precious Metals Advisory Agreement.

Wells Capital. The Trustees considered the benefits to shareholders of retaining Wells Capital as the Portfolio Manager, particularly in light of the nature, extent, and quality of the services expected to be provided by Wells Capital. In this regard, the Trustees considered various materials relating to the proposed Portfolio Manager, including copies of the proposed Wells Capital Portfolio Management Agreement; copies of Wells Capital’s Form ADV; financial information; and other information deemed relevant to the Trustees’ evaluation, including qualitative assessments from senior management of PLFA.

The Trustees considered that under the Wells Capital Portfolio Management Agreement, Wells Capital would be responsible for providing the investment management services for the Portfolio’s assets, including investment research, advice and supervision, and determining which securities would be purchased or sold by the Portfolio. The Trustees considered the quality of the management services expected to be provided to the Precious Metals Portfolio over both the short- and long-term, the organizational depth and resources of Wells Capital, including the background and experience of Wells Capital’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

In addition, the Trustees considered Wells Capital’s written compliance policies and procedures and noted that the Trust’s CCO had provided an assessment of Wells Capital’s compliance program, as required under Rule 38a-1 of the 1940 Act, and its code of ethics.

In making these assessments, the Trustees took note of the extensive due diligence PLFA conducted with respect to Wells Capital, and were aided by the assessment and recommendation of PLFA and the in-person presentation and materials provided by Wells Capital. The Trustees also considered that PLFA has historically exercised diligence in monitoring the performance of the Portfolio Managers, and has recommended and taken measures to attempt to remedy relative underperformance by a Portfolio when PLFA and the Board believed appropriate.

The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the Precious Metals Portfolio by PLFA under the Precious Metals Advisory Agreement and by Wells Capital under the Wells Capital Portfolio Management Agreement.

2. Performance

The Trustees considered PLFA’s efforts and process to search for and screen advisory firms that are qualified to manage a precious metals portfolio, and the identification by PLFA of Wells Capital to serve as Portfolio Manager with regard to the day-to-day investment activities of the Precious Metals Portfolio. Because this consideration related to a newly organized portfolio, no actual performance record for this Portfolio was available. However, the Trustees considered factors concerning performance in connection with its consideration of this matter and in connection with approval of the related Wells Capital Portfolio Management Agreement, as described below.

The Trustees considered information about the historical performance of an account managed by the same Wells Capital portfolio management team that would manage the Precious Metals Portfolio using similar investment strategies as those proposed for the Precious Metals Portfolio (the “Comparable Performance”). The Trustees considered the Comparable Performance against a pertinent benchmark and against the applicable peer group for the year-to-date, one-, three-, five- and ten-year periods as of March 31, 2012. The Trustees also considered the Comparable Performance against a pertinent benchmark and an applicable peer group for the previous six calendar years as of December 31, 2011. Additionally, the Trustees considered performance information presented by PLFA for another potential portfolio manager. The Trustees also considered the need for Wells Capital to adhere to the Portfolio’s general investment mandate in order to function appropriately in the Portfolio Optimization Portfolios.

The Board determined that Wells Capital’s performance record was acceptable.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

3. Advisory and Portfolio Management Fees

PLFA. The Trustees requested, received and reviewed information from PLFA relating to the proposed advisory fee for the Precious Metals Portfolio. The Trustees reviewed the proposed advisory fees for the Portfolio and compared such amounts with the average fees of other funds in an applicable peer fund group. The Trustees also noted that the Portfolio would be subject to contractual expense limitations agreed to by PLFA. The Trustees considered that the proposed advisory fee was in line with industry averages for Precious Metals products based on the data presented to the Board. The Trustees also considered that PLFA agreed to an asset-based breakpoint schedule for the Precious Metals Portfolio so that the advisory fee as a percentage of the Portfolio’s net assets would decrease as the Portfolio becomes larger. The Trustees noted that the proposed breakpoints appear to offer meaningful potential savings to shareholders of the Precious Metals Portfolio as asset levels increase.

The Board concluded that the compensation payable under the Precious Metals Advisory Agreement is fair and reasonable.

Wells Capital. The Trustees considered information regarding the comparative sub-advisory fees charged under other investment advisory contracts of the Portfolio Manager with regard to other investment accounts with substantially similar investment strategies as the Precious Metals Portfolio. The Trustees noted that, in certain cases, there were differences in the level of services proposed to be provided to the Precious Metals Portfolio by Wells Capital and that the level of services provided by Wells Capital on these other accounts was due to the different nature of the accounts or an affiliation between Wells Capital and the account. These differences often explained differences in fee schedules. The Trustees noted that the fee rates were the result of arm’s-length negotiations between PLFA and Wells Capital, and that the Precious Metals Portfolio’s sub-advisory fees are paid by PLFA and are not paid directly by the Precious Metals Portfolio. The Trustees also considered that the sub-advisory fees payable to Wells Capital under the Wells Capital Portfolio Management Agreement contained breakpoints.

The Board concluded that the compensation payable under the Wells Capital Portfolio Management Agreement is fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

Costs and Profitability. The Trustees reviewed information regarding PLFA’s projected costs of sponsoring the Portfolio and information regarding the anticipated projected profitability of the proposed Portfolio to PLFA. The Trustees considered the projected cost of services to be provided and projected profits to be realized by PLFA from the relationship with the Precious Metals Portfolio based on the projected assets, income and expenses of PLFA in its relationship with the Portfolio. The Trustees noted that this projected information contains estimates, because there is no actual operating history for the Precious Metals Portfolio. The Trustees also considered the overall financial soundness of PLFA.

The Trustees considered the projected profitability of the Wells Capital Portfolio Management Agreement to Wells Capital to the extent practicable based on the financial information provided by Wells Capital. The Trustees considered that it was difficult to accurately determine or evaluate the projected profitability of the Wells Capital Portfolio Management Agreement to Wells Capital, because it managed substantial assets or had multiple business lines and, further, that any such assessment would involve assumptions regarding its allocation policies, capital structure, cost of capital, business mix and other factors. The Trustees focused their consideration on other information provided in connection with this matter, given the arm’s-length nature of the relationship between PLFA and Wells Capital with respect to the negotiation of portfolio sub-advisory fees, the fact that such fees are paid by PLFA and the fact that the projected profitability of the Wells Capital Portfolio Management Agreement to Wells Capital is an estimate.

Economies of Scale. The Trustees considered the extent to which economies of scale may be realized by the Precious Metals Portfolio as assets grow. Because the Precious Metals Portfolio has no operating history and no assets, no economies of scale exist at this time with respect to the Portfolio. However, the Trustees considered that by utilizing an advisory fee schedule with breakpoints whereby the advisory fee as a percentage of the Portfolio’s net assets decreases as the Portfolio becomes larger represents a good faith attempt to share economies of scale and potential future economies of scale as the asset levels of the Portfolio increase. The Trustees also noted that there would be an expense limitation agreement in place for the Precious Metals Portfolio.

The Board concluded that the Precious Metals Portfolio’s fee structure reflected in the Precious Metals Advisory Agreement and Wells Capital Portfolio Management Agreement is fair and reasonable.

5. Ancillary Benefits

The Trustees received from PLFA information concerning other benefits that may be received by PLFA and Wells Capital and their affiliates as a result of their relationship with the Precious Metals Portfolio, including fees for administrative services and reimbursement at an approximate cost basis for certain support services, as well as commissions that may be paid to broker-dealers affiliated with the Portfolio Manager and the anticipated use of soft-dollars by the Portfolio Manager. In this regard, the Trustees noted that Wells Capital represented that it is restricted in the use of any affiliated broker-dealer and that it anticipates using soft dollar credits generated by Portfolio commissions to pay for research services. The potential benefits that may be derived by PLFA from its relationship with the Precious Metals Portfolio could include larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisers to mutual funds. The Trustees considered potential benefits to be derived by Wells Capital from its relationship with the Precious Metals Portfolio and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the compensation payable under the Precious Metals Advisory Agreement and the Wells Capital Portfolio Management Agreement is fair and reasonable; and (ii) the Precious Metals Advisory Agreement and Wells Capital Portfolio Management Agreement are in the best interests of the Precious Metals Portfolio and its shareholders. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

Currency Strategies Portfolio

At the June 20, 2012 meeting, the Board, including all of the Independent Trustees, approved, effective on or about October 1, 2012, the Advisory Agreement with PLFA with respect to the Currency Strategies Portfolio (the “Currency Strategies Advisory Agreement”) and the Portfolio Management Agreement with UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to the Portfolio (the “UBS Portfolio Management Agreement”), and appointed UBS as the Portfolio Manager for this Portfolio.

In evaluating the Currency Strategies Advisory Agreement and UBS Portfolio Management Agreement, the Board, including the Independent Trustees, considered the factors described below. Additionally, in its evaluation of the UBS Portfolio Management Agreement, the Board considered the various screening processes that PLFA utilizes in identifying a proposed new portfolio manager, including screening for qualified firms through the use of quantitative data and information gathered from independent third-party databases, as well as the due diligence conducted by PLFA on the investment resources and personnel of a portfolio manager and an assessment of the investment strategies used by a portfolio manager and the due diligence conducted by the Fund’s Chief Compliance Officer (“CCO”). In addition, the Board reviewed the specific criteria and information evaluated by PLFA during the selection process of UBS, including information about other firms considered by PLFA, and PLFA’s analysis in reaching its conclusion to recommend UBS as the new portfolio manager.

In evaluating the Currency Strategies Advisory Agreement and UBS Portfolio Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services

Portfolio Oversight and Supervision – PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its sophisticated monitoring and oversight of Portfolio Managers; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools offered to assist intermediaries in effectively understanding and meeting shareholder needs. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Fund and its shareholders and investing.

The Trustees also considered that PLFA’s investment, legal, compliance and accounting professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance analysis, security valuation and portfolio accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide the appropriate investment management, compliance and monitoring services required for the Portfolio. The Board noted that PLFA monitors numerous investment, performance and compliance metrics for the portfolios of the Trust.

The Trustees considered the benefits to shareholders of retaining PLFA to serve as the investment adviser to the Currency Strategies Portfolio in light of the nature, extent, and quality of services expected to be provided by PLFA. The Trustees considered the ability of PLFA to provide an appropriate level of support and resources to the Currency Strategies Portfolio and whether PLFA has sufficiently qualified personnel. The Trustees based this review on information and materials provided to them throughout the year by PLFA. The Trustees considered PLFA’s continued development and use of analytical tools for assessing Portfolio performance and the performance of Portfolio Managers, conducting an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that PLFA uses these tools to monitor and identify when a Portfolio is underperforming applicable benchmarks or peer groups, and then conducts various analyses to try to assess the sources of and reasons for underperformance. The Trustees noted that PLFA has developed processes to oversee and monitor a Portfolio Manager’s execution of investment strategies. The Board noted that PLFA provides the Board with analysis of this data over rolling periods to assist the Board in identifying trends in Portfolio performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Board also noted that PLFA conducts periodic due diligence on a Portfolio Manager involving on-site visits, in-person meetings and telephonic meetings to gather information that PLFA uses to attempt to gain an in-depth understanding of a Portfolio Manager’s investment process and to seek to identify issues that may be relevant to a Portfolio Manager’s services to a Portfolio or a Portfolio’s performance. The Trustees also considered the background and experience of PLFA’s senior management, and the experience of and significant amount of attention expected to be given to the Currency Strategies Portfolio by PLFA’s management and staff. The Trustees also considered PLFA’s compliance operations with respect to the Trust, including the measures taken by PLFA to assist the Fund in complying with Rule 38a-1 under the 1940 Act. The Trustees further considered the monitoring and additional services provided by PLFA to the Portfolio, including assistance with security valuation, risk management analysis, preparation of periodic performance and financial reports, review of trade execution and coordination of other service providers to the Trust.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services to be provided by PLFA to the Portfolio under the Currency Strategies Advisory Agreement.

UBS. The Trustees considered the benefits to shareholders of retaining UBS as the Portfolio Manager, particularly in light of the nature, extent, and quality of the services expected to be provided by UBS. In this regard, the Trustees considered various materials relating to the proposed Portfolio Manager, including copies of the proposed UBS Portfolio Management Agreement; copies of UBS’s Form ADV; financial information; and other information deemed relevant to the Trustees’ evaluation, including qualitative assessments from senior management of PLFA.

The Trustees considered that under the UBS Portfolio Management Agreement, UBS would be responsible for providing the investment management services for the Portfolio’s assets, including investment research, advice and supervision, and determining which securities would be purchased or sold by the Portfolio. The Trustees considered the quality of the management services expected to be provided to the Currency Strategies Portfolio over both the short- and long-term, the organizational depth and resources of UBS, including the background and experience of UBS’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

In addition, the Trustees considered that they had previously reviewed and approved UBS’s written compliance policies and procedures and that the Trust’s CCO previously provided an assessment of UBS’s compliance program, as required under Rule 38a-1 of the 1940 Act, and its code of ethics.

In making these assessments, the Trustees took note of the extensive due diligence PLFA conducted with respect to UBS, and were aided by the assessment and recommendation of PLFA and the in-person presentation and materials provided by UBS. The Trustees also considered that PLFA has historically exercised diligence in monitoring the performance of the Portfolio Managers, and has recommended and taken measures to attempt to remedy relative underperformance by a Portfolio when PLFA and the Board believed appropriate.

The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the Currency Strategies Portfolio by PLFA under the Currency Strategies Advisory Agreement and UBS under the UBS Portfolio Management Agreement.

2. Performance

The Trustees considered PLFA’s efforts and process to search for and screen advisory firms that are qualified to manage a currency strategies portfolio, and the identification by PLFA of UBS to serve as Portfolio Manager with regard to the day-to-day investment activities of the Currency Strategies Portfolio. Because this consideration related to a newly organized portfolio, no actual performance record for this Portfolio was available. However, the Trustees considered factors concerning performance in connection with its consideration of this matter and in connection with approval of the related UBS Portfolio Management Agreement, as described below.

The Trustees considered information about the historical performance of accounts managed by the same UBS portfolio management team that would manage the Currency Strategies Portfolio using similar, though not identical, investment strategies as those proposed for the Currency Strategies Portfolio (the “Comparable Performance”). The Trustees considered the Comparable Performance against a pertinent benchmark and against the applicable peer group for the year-to-date, one-, three- and five-year periods as of March 31, 2012. The Trustees also considered the Comparable Performance against a pertinent benchmark and an applicable peer group for the previous six calendar years as of December 31, 2011. The Trustees also considered the need for UBS to adhere to the Portfolio’s general investment mandate in order to function appropriately in the Portfolio Optimization Portfolios.

The Board determined that UBS’s performance record was acceptable.

3. Advisory and Portfolio Management Fees

PLFA. The Trustees requested, received and reviewed information from PLFA relating to the proposed advisory fee for the Currency Strategies Portfolio. The Trustees reviewed the proposed advisory fees for the Portfolio and compared such amounts with the average fees of other funds in an applicable peer fund group. The Trustees also noted that the Portfolio would be subject to contractual expense limitations agreed to by PLFA. The Trustees considered that the proposed advisory fee was in line with industry averages for Currency Strategies products based on the data presented to the Board. The Trustees also considered that PLFA agreed to an asset-based breakpoint schedule for the Currency Strategies Portfolio so that the advisory fee as a percentage of the Portfolio’s net assets would decrease as the Portfolio becomes larger. The Trustees noted that the proposed breakpoints appear to offer meaningful potential savings to shareholders of the Currency Strategies Portfolio as asset levels increase.

The Board concluded that the compensation payable under the Currency Strategies Advisory Agreement is fair and reasonable.

UBS. The Trustees considered information regarding the comparative sub-advisory fees charged under other investment advisory contracts of the Portfolio Manager with regard to other investment accounts with substantially similar investment strategies as the Currency Strategies Portfolio. The Trustees noted that in certain cases there were differences in the level of services proposed to be provided to the Currency Strategies Portfolio by UBS and that the level of services provided by UBS on these other accounts was due to the different nature of the accounts or an affiliation between UBS and the account. These differences often explained differences in fee schedules. The Trustees noted that the fee rates were the result of arm’s-length negotiations between PLFA and UBS, and that the Currency Strategies Portfolio’s sub-advisory fees are paid by PLFA and are not paid directly by the Currency Strategies Portfolio. The Trustees also considered that the sub-advisory fees payable to UBS under the UBS Portfolio Management Agreement contained breakpoints.

The Board concluded that the compensation payable under the UBS Portfolio Management Agreement is fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

Costs and Profitability. The Trustees reviewed information regarding PLFA’s projected costs of sponsoring the Portfolio and information regarding the anticipated projected profitability of the proposed Portfolio to PLFA. The Trustees considered the projected cost of services to be provided and projected profits to be realized by PLFA from the relationship with the Currency Strategies Portfolio based on the projected assets, income and expenses of PLFA in its relationship with the Portfolio. The Trustees noted that this projected information contains estimates because there is no actual operating history for the Currency Strategies Portfolio. The Trustees also considered the overall financial soundness of PLFA.

The Trustees considered the projected profitability of the UBS Portfolio Management Agreement to UBS to the extent practicable based on the financial information provided by UBS. The Trustees considered that it was difficult to accurately determine or evaluate the projected profitability of the UBS Portfolio Management Agreement to UBS because it managed substantial assets or had multiple business lines and, further, that any such assessment would involve assumptions regarding its allocation policies, capital structure, cost of capital, business mix and other factors. The Trustees focused their consideration on other information provided in connection with this matter, given the arm’s-length nature of the relationship between PLFA and UBS with respect to the negotiation of portfolio sub-advisory fees, the fact that such fees are paid by PLFA and the fact that the projected profitability of the UBS Portfolio Management Agreement to UBS is an estimate.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

Economies of Scale. The Trustees considered the extent to which economies of scale may be realized by the Currency Strategies Portfolio as assets grow. Because the Currency Strategies Portfolio has no operating history and no assets, no economies of scale exist at this time with respect to the Portfolio. However, the Trustees considered that by utilizing an advisory fee schedule with breakpoints whereby the advisory fee as a percentage of the Portfolio’s net assets decreases as the Portfolio becomes larger represents a good faith attempt to share economies of scale and potential future economies of scale as the asset levels of the Portfolio increase. The Trustees also noted that there would be an expense limitation agreement in place for the Currency Strategies Portfolio.

The Board concluded that the Currency Strategies Portfolio’s fee structure reflected in the Currency Strategies Advisory Agreement and UBS Portfolio Management Agreement is fair and reasonable.

5. Ancillary Benefits

The Trustees received from PLFA information concerning other benefits that may be received by PLFA and UBS and their affiliates as a result of their relationship with the Currency Strategies Portfolio, including fees for administrative services and reimbursement at an approximate cost basis for certain support services, as well as commissions that may be paid to broker-dealers affiliated with the Portfolio Manager and the anticipated use of soft-dollars by the Portfolio Manager. In this regard, the Trustees noted that UBS represented that they do not anticipate utilizing an affiliated broker-dealer for foreign exchange trades, which are expected to be the primary investments of the Portfolio, or utilizing soft dollar credits generated by Portfolio commissions to pay for research services. The potential benefits that may be derived by PLFA from its relationship with the Currency Strategies Portfolio could include larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisers to mutual funds. The Trustees considered potential benefits to be derived by UBS from its relationship with the Currency Strategies Portfolio and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the compensation payable under the Currency Strategies Advisory Agreement and the UBS Portfolio Management Agreement is fair and reasonable; and (ii) the Currency Strategies Advisory Agreement and UBS Portfolio Management Agreement are in the best interests of the Currency Strategies Portfolio and its shareholders. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

Global Absolute Return Portfolio

At the June 20, 2012 meeting, the Board, including all of the Independent Trustees, approved, effective on or about October 1, 2012, the Advisory Agreement with PLFA with respect to the Global Absolute Return Portfolio (the “Global Absolute Return Advisory Agreement”) and the Portfolio Management Agreement with Eaton Vance Management (“Eaton Vance”) with respect to the Portfolio (the “Eaton Vance Portfolio Management Agreement”), and appointed Eaton Vance as the Portfolio Manager for this Portfolio.

In evaluating the Global Absolute Return Advisory Agreement and Eaton Vance Portfolio Management Agreement, the Board, including the Independent Trustees, considered the factors described below. Additionally, in its evaluation of the Eaton Vance Portfolio Management Agreement, the Board considered the various screening processes that PLFA utilizes in identifying a proposed new portfolio manager, including screening for qualified firms through the use of quantitative data and information gathered from independent third-party databases, as well as the due diligence conducted by PLFA on the investment resources and personnel of a portfolio manager and an assessment of the investment strategies used by a portfolio manager and the due diligence conducted by the Fund’s Chief Compliance Officer (“CCO”). In addition, the Board reviewed the specific criteria and information evaluated by PLFA during the selection process of Eaton Vance and PLFA’s analysis in reaching its conclusion to recommend Eaton Vance as the new portfolio manager.

In evaluating the Global Absolute Return Advisory Agreement and Eaton Vance Portfolio Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services

Portfolio Oversight and Supervision – PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its sophisticated monitoring and oversight of Portfolio Managers; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools offered to assist intermediaries in effectively understanding and meeting shareholder needs. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Fund and its shareholders and investing.
The Trustees also considered that PLFA’s investment, legal, compliance and accounting professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance analysis, security valuation and portfolio accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide the appropriate investment management, compliance and monitoring services required for the Portfolio. The Board noted that PLFA monitors numerous investment, performance and compliance metrics for the portfolios of the Trust.

The Trustees considered the benefits to shareholders of retaining PLFA to serve as the investment adviser to the Global Absolute Return Portfolio in light of the nature, extent, and quality of services expected to be provided by PLFA. The Trustees considered the ability of PLFA to provide an appropriate level of support and resources to the Global Absolute Return Portfolio and whether PLFA has sufficiently qualified personnel. The Trustees based this review on information and materials provided to them throughout the year by PLFA. The Trustees considered PLFA’s continued development and use of analytical tools for assessing Portfolio performance and the performance of Portfolio Managers, conducting an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that PLFA uses these tools to monitor and identify when a Portfolio is underperforming applicable benchmarks or peer groups, and then conducts various

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

analyses to try to assess the sources of and reasons for underperformance. The Trustees noted that PLFA has developed processes to oversee and monitor a Portfolio Manager’s execution of investment strategies. The Board noted that PLFA provides the Board with analysis of this data over rolling periods to assist the Board in identifying trends in Portfolio performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Board also noted that PLFA conducts periodic due diligence on a Portfolio Manager involving on-site visits, in-person meetings and telephonic meetings to gather information that PLFA uses to attempt to gain an in-depth understanding of a Portfolio Manager’s investment process and to seek to identify issues that may be relevant to a Portfolio Manager’s services to a Portfolio or a Portfolio’s performance. The Trustees also considered the background and experience of PLFA’s senior management, and the experience of and significant amount of attention expected to be given to the Global Absolute Return Portfolio by PLFA’s management and staff. The Trustees also considered PLFA’s compliance operations with respect to the Trust, including the measures taken by PLFA to assist the Fund in complying with Rule 38a-1 under the 1940 Act. The Trustees further considered the monitoring and additional services provided by PLFA to the Portfolio, including assistance with security valuation, risk management analysis, preparation of periodic performance and financial reports, review of trade execution and coordination of other service providers to the Trust.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services to be provided by PLFA to the Portfolio under the Global Absolute Return Advisory Agreement.

Eaton Vance. The Trustees considered the benefits to shareholders of retaining Eaton Vance as the Portfolio Manager, particularly in light of the nature, extent, and quality of the services expected to be provided by Eaton Vance. In this regard, the Trustees considered various materials relating to the proposed Portfolio Manager, including copies of the proposed Eaton Vance Portfolio Management Agreement; copies of Eaton Vance’s Form ADV; financial information; and other information deemed relevant to the Trustees’ evaluation, including qualitative assessments from senior management of PLFA.

The Trustees considered that under the Eaton Vance Portfolio Management Agreement, Eaton Vance would be responsible for providing the investment management services for the Portfolio’s assets, including investment research, advice and supervision, and determining which securities would be purchased or sold by the Portfolio. The Trustees considered the quality of the management services expected to be provided to the Global Absolute Return Portfolio over both the short- and long-term, the organizational depth and resources of Eaton Vance, including the background and experience of Eaton Vance’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

In addition, the Trustees considered that they had previously reviewed and approved Eaton Vance’s written compliance policies and procedures and that the Trust’s CCO previously provided an assessment of Eaton Vance’s compliance program, as required under Rule 38a-1 of the 1940 Act, and its code of ethics.

In making these assessments, the Trustees took note of the extensive due diligence PLFA conducted with respect to Eaton Vance, and were aided by the assessment and recommendation of PLFA and the in-person presentation and materials provided by Eaton Vance. The Trustees also considered that PLFA has historically exercised diligence in monitoring the performance of the Portfolio Managers, and has recommended and taken measures to attempt to remedy relative underperformance by a Portfolio when PLFA and the Board believed appropriate.

The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the Global Absolute Return Portfolio by PLFA under the Global Absolute Return Advisory Agreement and Eaton Vance under the Eaton Vance Portfolio Management Agreement.

2. Performance

The Trustees considered PLFA’s efforts and process to search for and screen advisory firms that are qualified to manage a global absolute return portfolio, and the identification by PLFA of Eaton Vance to serve as Portfolio Manager with regard to the day-to-day investment activities of the Global Absolute Return Portfolio. Because this consideration related to a newly organized portfolio, no actual performance record for this Portfolio was available. However, the Trustees considered factors concerning performance in connection with its consideration of this matter and in connection with approval of the related Eaton Vance Portfolio Management Agreement, as described below.

The Trustees considered information about the historical performance of accounts managed by the same Eaton Vance portfolio management team that would manage the Global Absolute Return Portfolio using similar investment strategies as those proposed for the Global Absolute Return Portfolio (the “Comparable Performance”). The Trustees considered the Comparable Performance against a pertinent benchmark and against the applicable peer group for the year-to-date, one-, three-, five- and ten-year periods as of March 31, 2012. The Trustees also considered the Comparable Performance against a pertinent benchmark and an applicable peer group for the previous ten calendar years as of December 31, 2011. The Trustees also considered the need for Eaton Vance to adhere to the Portfolio’s general investment mandate in order to function appropriately in the Portfolio Optimization Portfolios.

The Board determined that Eaton Vance’s performance record was acceptable.

3. Advisory and Portfolio Management Fees

PLFA. The Trustees requested, received and reviewed information from PLFA relating to the proposed advisory fee for the Global Absolute Return Portfolio. The Trustees reviewed the proposed advisory fees for the Portfolio and compared such amounts with the average fees of other funds in an applicable peer fund group. The Trustees also noted that the Portfolio would be subject to contractual expense limitations agreed to by PLFA. The Trustees considered that the proposed advisory fee was in line with industry averages for Global Absolute Return products based on the data presented to the Board. The Trustees also considered that PLFA agreed to an asset-based breakpoint schedule for the Global Absolute Return Portfolio so that the advisory fee as a percentage of the Portfolio’s net assets would decrease as the Portfolio becomes larger. The Trustees noted that the proposed breakpoints appear to offer meaningful potential savings to shareholders of the Global Absolute Return Portfolio as asset levels increase.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

The Board concluded that the compensation payable under the Global Absolute Return Advisory Agreement is fair and reasonable.

Eaton Vance. The Trustees considered information regarding the comparative sub-advisory fees charged under other investment advisory contracts of the Portfolio Manager with regard to other investment accounts with substantially similar investment strategies as the Global Absolute Return Portfolio. The Trustees noted that in certain cases there were differences in the level of services proposed to be provided to the Global Absolute Return Portfolio by Eaton Vance and that the level of services provided by Eaton Vance on these other accounts was due to the different nature of the accounts or an affiliation between Eaton Vance and the account. These differences often explained differences in fee schedules. The Trustees noted that the fee rates were the result of arm’s-length negotiations between PLFA and Eaton Vance, and that the Global Absolute Return Portfolio’s sub-advisory fees are paid by PLFA and are not paid directly by the Global Absolute Return Portfolio. The Trustees also considered that the sub-advisory fees payable to Eaton Vance under the Eaton Vance Portfolio Management Agreement contained breakpoints.

The Board concluded that the compensation payable under the Eaton Vance Portfolio Management Agreement is fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

Costs and Profitability. The Trustees reviewed information regarding PLFA’s projected costs of sponsoring the Portfolio and information regarding the anticipated projected profitability of the proposed Portfolio to PLFA. The Trustees considered the projected cost of services to be provided and projected profits to be realized by PLFA from the relationship with the Global Absolute Return Portfolio based on the projected assets, income and expenses of PLFA in its relationship with the Portfolio. The Trustees noted that this projected information contains estimates because there is no actual operating history for the Global Absolute Return Portfolio. The Trustees also considered the overall financial soundness of PLFA.

The Trustees considered the projected profitability of the Eaton Vance Portfolio Management Agreement to Eaton Vance to the extent practicable based on the financial information provided by Eaton Vance. The Trustees considered that it was difficult to accurately determine or evaluate the projected profitability of the Eaton Vance Portfolio Management Agreement to Eaton Vance because it managed substantial assets or had multiple business lines and, further, that any such assessment would involve assumptions regarding its allocation policies, capital structure, cost of capital, business mix and other factors. The Trustees focused their consideration on other information provided in connection with this matter, given the arm’s-length nature of the relationship between PLFA and Eaton Vance with respect to the negotiation of portfolio sub-advisory fees, the fact that such fees are paid by PLFA and the fact that the projected profitability of the Eaton Vance Portfolio Management Agreement to Eaton Vance is an estimate.

Economies of Scale. The Trustees considered the extent to which economies of scale may be realized by the Global Absolute Return Portfolio as assets grow. Because the Global Absolute Return Portfolio has no operating history and no assets, no economies of scale exist at this time with respect to the Portfolio. However, the Trustees considered that by utilizing an advisory fee schedule with breakpoints whereby the advisory fee as a percentage of the Portfolio’s net assets decreases as the Portfolio becomes larger represents a good faith attempt to share economies of scale and potential future economies of scale as the asset levels of the Portfolio increase. The Trustees also noted that there would be an expense limitation agreement in place for the Global Absolute Return Portfolio.

The Board concluded that the Global Absolute Return Portfolio’s fee structure reflected in the Global Absolute Return Advisory Agreement and Eaton Vance Portfolio Management Agreement is fair and reasonable.

5. Ancillary Benefits

The Trustees received from PLFA information concerning other benefits that may be received by PLFA and Eaton Vance and their affiliates as a result of their relationship with the Global Absolute Return Portfolio, including fees for administrative services and reimbursement at an approximate cost basis for certain support services, as well as commissions that may be paid to broker-dealers affiliated with the Portfolio Manager and the anticipated use of soft-dollars by the Portfolio Manager. In this regard, the Trustees noted that Eaton Vance represented that they do not anticipate utilizing an affiliated broker-dealer for trades or utilizing soft dollar credits generated by Portfolio commissions to pay for research services. The potential benefits that may be derived by PLFA from its relationship with the Global Absolute Return Portfolio could include larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisers to mutual funds. The Trustees considered potential benefits to be derived by Eaton Vance from its relationship with the Global Absolute Return Portfolio and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including the consideration of each of the factors referred to above, the Board found that: (i) the compensation payable under the Global Absolute Return Advisory Agreement and the Eaton Vance Portfolio Management Agreement is fair and reasonable; and (ii) the Global Absolute Return Advisory Agreement and Eaton Vance Portfolio Management Agreement are in the best interests of the Global Absolute Return Portfolio and its shareholders. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

PACIFIC SELECT FUND

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Fund files Form N-Q (complete schedules of portfolio holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The fund’s Form N-Q, (when required) is filed pursuant to applicable regulations and is available after filing (i) on the SEC’s Web site at http://www. sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington D.C. (information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the fund’s Webpage at http://www.PacificLife.com. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Fund files information regarding how the Fund’s managers voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Fund’s Website and on the SEC’s Website noted below.

Information Relating to Investments Held by the Fund

For complete descriptions of the various securities and other instruments held by the Fund and their risks, please see the Fund’s prospectus and Statement of Additional Information (“SAI”). For a description of bond ratings, see the Fund’s SAI. The prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is described in the Fund’s SAI.

Availability of a Complete Schedule of Investments

The Fund’s annual and semi-annual reports may contain a summary schedule of investments (“SOI”) for certain portfolios. A complete schedule for each summary SOI presented is available as noted below.

How to obtain Information

The Fund’s prospectus, SAI (including Proxy Voting Policies), the Pacific Dynamix Underlying Portfolios annual and semi-annual reports, and complete Schedules of Investments are available:

•	On the Fund’s website at http://www.PacificLife.com

•	On the SEC’ website at http://www. sec.gov

•	Upon request, without charge by calling the applicable toll-free numbers below:

Pacific Life’s Annuity Contract Owners: 1-800-722-4448

Pacific Life’s Annuity Registered Representative: 1-800-722-2333

Pacific Life Insurance Policy Owners: 1-800-800-7681

PL&A’s Annuity Contract Owners: 1-800-748-6907

PL&A’s Life Insurance Policy Owners: 1-888-595-6997

7 a.m. through 5 p.m. Pacific Time

Pacific Life Insurance Company/

Pacific Life & Annuity Company

Mailing Address:

P.O. Box 2378

Omaha, Nebraska 68103-2378

Annual Report

as of December 31, 2012

• Pacific Select Fund

Form Nos.	15-20951-15
1331-13A

Pacific Dynamix Underlying Portfolios

Annual Report

As of December 31, 2012

PACIFIC SELECT FUND

PACIFIC SELECT FUND PERFORMANCE DISCUSSION

This Annual Report for Pacific Select Fund (Fund) is provided for the general information of investors with beneficial interests in the Fund as it relates specifically to the underlying portfolios (Pacific Dynamix Underlying Portfolios) of the Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios (the Pacific Dynamix Portfolios). This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus which contains information about the Fund and each of its portfolios, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a portfolio will achieve its investment objective. Each portfolio is subject to market risk. The value of a portfolio changes as its asset values go up or down. The value of a portfolio’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each Pacific Dynamix Underlying Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. Past performance is not predictive of future performance. This report shows you the performance of the Fund’s Pacific Dynamix Underlying Portfolios compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Pacific Dynamix Underlying Portfolios. Indices are unmanaged, do not incur transaction costs and cannot be purchased directly by investors. Index returns include reinvested dividends.

Pacific Life Fund Advisors LLC (PLFA) is the adviser to the Fund and supervises the management of the Pacific Dynamix Underlying Portfolios of the Fund (subject to the review of the Fund’s Board) and directly manages the three Pacific Dynamix Portfolios. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed for the year ended December 31, 2012. PLFA also supervises the management of other portfolios; however, this report pertains to the Pacific Dynamix Underlying Portfolios of the Pacific Dynamix Portfolios.

PLFA has retained other firms to serve as portfolio managers for the Pacific Dynamix Underlying Portfolios under its supervision. Each of these portfolio managers has written a separate commentary specific to each Pacific Dynamix Underlying Portfolio(s) and as such, is based on their opinions of how their Pacific Dynamix Underlying Portfolio(s) performed during the year. The views expressed in the commentaries reflect those of the portfolio managers for the year ended December 31, 2012.

All views are subject to change at any time based upon market or other conditions, and the Fund, its adviser and the portfolio managers disclaim any responsibility to update such views. Any references to “we,” “I,” or “ours” are references to the portfolio manager or adviser, as applicable. The adviser and portfolio managers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Fund’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Fund’s operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the adviser or a portfolio manager believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements.

In connection with any forward-looking statements and any investment in the Fund, investors should carefully consider the investment objectives, policies and risks described in the Fund’s current prospectus, as supplemented and the Statement of Additional Information, as supplemented. The portfolio managers and their Pacific Dynamix Underlying Portfolios as of December 31, 2012, are listed below:

Pacific Dynamix Underlying Portfolio	Portfolio Manager
PD Aggregate Bond Index PD High Yield Bond Market	SSgA Funds Management, Inc. (SSgA FM)
PD Large-Cap Growth Index PD Large-Cap Value Index PD Small-Cap Growth Index PD Small-Cap Value Index	BlackRock Investment Management, LLC (BlackRock)
PD Emerging Markets PD International Large-Cap	Dimensional Fund Advisors LP (DFA)

Market Conditions (for the year ended December 31, 2012)

Executive Summary

In 2012, financial markets experienced pockets of volatility but finished the calendar year with solid gains. While the geopolitical and economic uncertainty that overwhelmed investors in 2011 lingered in 2012, no major disruptions caused the markets to veer off-course for a prolonged period. Nonetheless, the short-term “risk-on” and “risk-off” trend persisted with macro headlines primarily driving market sentiments.

Several key events caused volatility to rise in the first-half of the year. Without a solid economic foundation, markets continue to rely on support from policy actions. In order for the Federal Reserve (Fed) to continue with its low interest rate policies (toward which markets have reacted positively), inflation had to remain tamed. Earlier in the year, tensions over Iran’s nuclear program pushed oil prices higher, which created some concerns over inflation and the ability of the central bank to maintain its support. Additionally, the euro crisis appeared to have reached peak levels around the start of the reporting period. Amid this challenging environment, European countries saw changes in their political landscape. This included France electing a new president, as its citizens voted in favor of François Hollande’s anti-austerity push. The backlash from anti-austerity

See explanation of benchmark definitions on page A-8 and A-9

A-1

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

supporters (a united front against rampant unemployment and government spending cuts accompanied by strikes and demonstrations) caused additional concerns of unwinding the progress in Europe. Additionally, the economic drag from Europe had global implications that caused global economic growth projections to be revised downward. Concerns over China and its exports to Europe also weighed on its ability to sustain its dominant growth.

Despite the headwinds around the globe, financial markets marched higher over the second-half of the year. Although oil prices fluctuated since the sanctions against Iranian oil began, a dramatic impact on world oil supply and prices did not materialize. Without the threat of uncontrolled inflation, the Fed continued to provide further support by extending “Operation Twist” (its program to keep long-term rates low by selling its short-term assets and buying long-term Treasuries). The Fed also launched a third round of quantitative easing in September to purchase an additional $40 billion in mortgage-backed securities (MBS) per month. From abroad, the political and economic disturbances in Europe finally led to the European Central Bank (ECB) to pledge full support to preserve the euro, which helped unfreeze capital flow throughout the European banking system.

Throughout the reporting period, central banks continued to play a vital role in sustaining the financial market recovery by providing unprecedented liquidity in the global banking system. While such efforts may have helped rejuvenate financial markets, political upheaval introduced uncertainty in the marketplace. Both U.S. and European politicians continued to muddle through their respective fiscal and economic issues. In the U.S., fears of the “fiscal cliff” scenario developed from the inability of Congress to promptly settle budgetary disagreements. In the eurozone, European politicians have struggled to agree and settle on the appropriate policy actions to recover their economies.

The global economy maintained a steady but slow recovery throughout the reporting period. Various risks continued to linger and influenced markets to varying degrees. The following sections highlight how specific market segments responded to the events that unfolded over the year.

Fixed Income

As the overall market sentiment improved relative to the prior reporting period, the broad, fixed income segment fell behind the broad, equity market. For the 2012 calendar year, the overall fixed income market (as measured by the Barclays U.S. Aggregate Bond Index) gained 4.21%. Short-term Treasuries and credits barely budged in 2012 as the Fed continued to maintain a near zero interest rate policy for the Federal Funds (Fed Funds). Long-term Treasuries benefited moderately from the Fed’s efforts to keep long-term yields low. Treasury yields (which have an inverse relationship to prices) continued to hit historic low levels, as the 10-Year Treasury yield dipped below 1.50% during the reporting period. The Barclays Long Term U.S. Treasury Index increased 3.56% for the calendar year.

In this environment, the riskier sectors within the fixed income segment performed relatively well. Emerging markets debt delivered strong results over the reporting period, as the J.P. Morgan Emerging Markets Bond Index Global Diversified Index returned 17.44% for the calendar year. The high yield market also experienced a strong rally with lower-rated credits outpacing those in the investment grade tiers. Additionally, the collateralized loan obligation market showed some revival throughout the calendar year, which boded well for bank loans. Throughout this low, Treasury yield environment, investors looked across the riskier spectrum to obtain yields.

Domestic Equity

The broad, domestic equity market experienced modest swings throughout the year but managed to finish the reporting period with a gain of 16.00% for the S&P 500 Index. Results were relatively mixed for the various categories within the domestic equities segment. One common theme among domestic equities was the double-digit returns across the market capitalization and style groups. With respect to market capitalization, mid-capitalization stocks outpaced those of large- and small-capitalizations. Value styles outperformed those of growth, which were primarily driven by the strong performances of the financials sector over the calendar year. The sector’s strong performance followed a dismal year in 2011, which then recovered as the central banks moved aggressively to support the global banking system. For the year, cyclical sectors (e.g. consumer discretionary) generally outpaced those of the defensive sectors (e.g. utilities). High dividend-paying sectors that typically include utilities stocks lost momentum during the reporting period after a strong rally in the prior year.

For majority of the year, equity investors appeared to have focused more on the potential for capital appreciation. During uncertain environments (as in the second quarter of 2012), investors may lean toward capital protection where more conservative stocks such as those paying dividends and/or in defensive sectors tend to hold well. Over the past couple of years, real estate investment trusts (REITs) have displayed some hybrid characteristics for capital appreciation and capital protection. REITs have generally kept up with the overall equity market and maintained their gains during turbulent moments, delivering positive returns for all four quarters of the reporting period, which helped the Financial Times Stock Exchange National Association of Real Estate Investment Trust (FTSE NAREIT) Equity REITs Index gain 18.06% for the calendar year.

International Equity

After a difficult year for foreign stocks in 2011, international stocks (both developed and emerging markets) experienced a strong recovery over the reporting period. The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index and the MSCI Emerging Markets Index returned 17.32% and 18.22%, respectively. In the foreign equity market, smaller-capitalization stocks outperformed their larger counterparts. Similar to the U.S. equity market, financials led the pace among the sector groups. Performances were largely boosted by the ECB’s vow to aggressively intervene to support the euro.

Europe’s troubles have impacted many of its trading partners, which led to concerns over countries such as China that exports to those regions. Many economists and market participants had considered the probability of a hard-landing scenario where China’s economic growth would

See explanation of benchmark definitions on page A-8 and A-9

A-2

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

experience a significant drop. However, China has displayed some resiliency despite the impact on their exports, which have eased some concerns.

Concluding Remarks

Economic reports indicated that, the world economy grew at approximately 3.20% in 2012 (International Monetary Fund–World Economic Outlook Update–January 2013). Emerging markets, particularly China, contributed to that growth. Developed nations, on the other hand, crawled at a sluggish pace or contracted. Despite the dismal economic indicators, equity markets thrived over the calendar year. Perhaps, this was driven more out of relief of avoiding meltdown scenarios that markets had feared rather than reactions to signs of a strong and prosperous fundamental outlook.

The question remains on the sustainability of the market rise. Heading into 2013, equity valuations indicate that stock markets are trading near their three-year fair value range. However, these valuation levels remain below their long-term historical levels (e.g. 10-year averages). These trading ranges may be a reflection of the general market environment. Over the past few years, the world has been dealing with various crises, which may be causing a hesitation to push valuations back to longer-term historic levels.

More clarity has developed in 2013, but challenges still linger. The crisis level in the eurozone appears to have dwindled, but economic activity is expected to remain weak in the region. Although the situation in the U.S. is relatively better than its developed counterparts in Europe, economic growth is expected to remain modest. The benign economic activity in developed nations is anticipated to dampen demand for exports from emerging markets. This may have some varying implications to these emerging markets nations. Nonetheless, growth in countries such as China is expected to remain solid.

Performances in 2012 showed investors that markets can diverge from economic fundamentals. The level of uncertainty and risks throughout the globe may have caused some investors to reduce or avoid equity exposure in 2012. Those investors would have missed out on the impressive performance delivered from equities. This validates the importance of proper asset allocation to navigate through various market conditions.

PD Aggregate Bond Index Portfolio (managed by SSgA Funds Management, Inc.)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the PD Aggregate Bond Index Portfolio’s Class P returned 3.94%, compared to a 4.21% return for its benchmark, the Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the portfolio to its benchmark for the period from inception on May 1, 2009 through December 31, 2012. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	Since Inception (5/1/09)

Portfolio’s Class P	3.94%	5.94%
Barclays U.S. Aggregate Bond Index	4.21%	6.53%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class P underperformed the benchmark. The portfolio seeks to replicate as closely as possible, the total return of its benchmark. The SSgA FM passive portfolio management team uses a stratified sampling approach to match the benchmark’s major risk characteristics and does not over or underweight sectors or securities in an effort to add value above the portfolio’s benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

Breaking 2011’s trend, 2012 saw excess returns on all the credit-exposed components of the benchmark return to positive territory. Even though the reporting period can be characterized as a “risk-on” year which usually means that Treasuries underperform, economic uncertainty during the year allowed Treasuries to hold their own and even manage a small rally. Of course, the appreciation for Treasuries was nothing like 2011, where they benefited from a “risk off” year. This low yield environment during the reporting period had the effect of encouraging an active, new issue credit market and also enticed investors looking for higher returns into these assets.

See explanation of benchmark definitions on page A-8 and A-9

A-3

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

PD High Yield Bond Market Portfolio (managed by SSgA Funds Management, Inc.)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the PD High Yield Bond Market Portfolio’s Class P returned 14.91%, compared to a 15.78% return for its benchmark, the Barclays U.S. High-Yield 2% Issuer Capped Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the portfolio to its benchmark for the period from inception on May 1, 2009 through December 31, 2012. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	Since Inception (5/1/09)

Portfolio’s Class P	14.91%	14.35%
Barclays U.S. High-Yield 2% Issuer Capped Bond Index	15.78%	18.45%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class P underperformed the benchmark. The portfolio seeks to replicate as closely as possible, the total return of its benchmark. The SSgA FM passive portfolio management team uses a stratified sampling approach to match the index’s major risk characteristics and does not over or underweight sectors or securities in an effort to add value above the portfolio’s benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

The top three performing industries within the benchmark as measured by changes in option adjusted spreads (OAS) were non-captive consumer, home construction, and insurance-property and casualty (P&C), while the bottom three sectors within the benchmark by changes in OAS were supermarkets, railroads and automotive.

Whereas 2011 was a “risk-off” year and the high yield sector underperformed, 2012 was a “risk-on” year. During the reporting period, the high yield sector experienced a broad-based rally. The portfolio’s benchmark experienced a contraction in OAS spreads for 2012, and all but one industry appreciated with supermarkets being the exception, compared to 2011, where the high yield market experienced the exact opposite—a broad-based decline where the index OAS widened, and all but one industry depreciated with environmental being the exception. In addition to the rally being broad from an industry standpoint, it was also broad from a credit perspective as the lower part of the credit spectrum outperformed the more highly-rated benchmark index components.

PD Large-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the PD Large-Cap Growth Index Portfolio’s Class P returned 15.02%, compared to a 15.26% return for its benchmark, the Russell 1000 Growth Index.

See explanation of benchmark definitions on page A-8 and A-9

A-4

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the portfolio to its benchmark for the period from inception on May 1, 2009 through December 31, 2012. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	Since Inception (5/1/09)

Portfolio’s Class P	15.02%	16.77%
Russell 1000 Growth Index	15.26%	17.44%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class P underperformed the benchmark. The portfolio seeks to replicate as closely as possible, the total return of the benchmark as represented by the Russell 1000 Growth Index. In accordance with BlackRock’s passive investment strategy, the portfolio was positioned to match the risk characteristics of the benchmark throughout the reporting period. Following a tumultuous 2011, equity markets began 2012 with a strong rally amid lower volatility.

From a sector perspective, global central bank stimulus drove financials and consumer discretionary stocks higher in 2012. Telecommunication services performed well, and health care stocks rebounded after valuations had been pushed down amid regulatory uncertainty. While most of the Russell 1000 Growth Index sectors moved higher for the year, energy stocks were hindered by declining oil prices in the latter part of the year, and utilities became less favorable as investors sought riskier investments.

PD Large-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the PD Large-Cap Value Index Portfolio’s Class P returned 17.17%, compared to a 17.51% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the portfolio to its benchmark for the period from inception on May 1, 2009 through December 31, 2012. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	Since Inception (5/1/09)

Portfolio’s Class P	17.17%	16.18%
Russell 1000 Value Index	17.51%	16.85%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on page A-8 and A-9

A-5

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class P underperformed the benchmark. The portfolio seeks to replicate as closely as possible, the total return of the benchmark as represented by the Russell 1000 Value Index. In accordance with BlackRock’s passive investment strategy, the portfolio was positioned to match the risk characteristics of the benchmark throughout the reporting period. Following a tumultuous 2011, equity markets began 2012 with a strong rally amid lower volatility.

From a sector perspective, global central bank stimulus drove financials and consumer discretionary stocks higher in 2012. Telecommunication services performed well, and health care stocks rebounded after valuations had been pushed down amid regulatory uncertainty. While all of the Russell 1000 Value Index sectors moved higher for the year, energy stocks were hindered by declining oil prices in the latter part of the year, and utilities became less favorable as investors sought riskier investments.

PD Small-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the PD Small-Cap Growth Index Portfolio’s Class P returned 14.30%, compared to a 14.59% return for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the portfolio to its benchmark for the period from inception on May 1, 2009 through December 31, 2012. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	Since Inception (5/1/09)

Portfolio’s Class P	14.30%	17.78%
Russell 2000 Growth Index	14.59%	18.44%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class P underperformed the benchmark. The portfolio seeks to replicate as closely as possible, the total return of the benchmark as represented by the Russell 2000 Growth Index. In accordance with BlackRock’s passive investment strategy, the portfolio was positioned to match the risk characteristics of the benchmark throughout the reporting period. Following a tumultuous 2011, equity markets began 2012 with a strong rally amid lower volatility.

From a sector perspective, global central bank stimulus drove financials and consumer discretionary stocks higher in 2012. Telecommunication services performed well, and health care stocks rebounded after valuations had been pushed down amid regulatory uncertainty. While all of the Russell 2000 Growth Index sectors moved higher for the year, energy stocks were hindered by declining oil prices in the latter part of the year, and utilities became less favorable as investors sought riskier investments.

PD Small-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the PD Small-Cap Value Index Portfolio’s Class P returned 17.62%, compared to a 18.05% return for its benchmark, the Russell 2000 Value Index.

See explanation of benchmark definitions on page A-8 and A-9

A-6

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the portfolio to its benchmark for the period from inception on May 1, 2009 through December 31, 2012. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	Since Inception (5/1/09)

Portfolio’s Class P	17.62%	16.79%
Russell 2000 Value Index	18.05%	17.36%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class P underperformed the benchmark. The portfolio seeks to replicate as closely as possible, the total return of the benchmark as represented by the Russell 2000 Value Index. In accordance with BlackRock’s passive investment strategy, the portfolio was positioned to match the risk characteristics of the benchmark throughout the reporting period. Following a tumultuous 2011, equity markets began 2012 with a strong rally amid lower volatility.

From a sector perspective, global central bank stimulus drove financials and consumer discretionary stocks higher in 2012. Telecommunication services performed well, and health care stocks rebounded after valuations had been pushed down amid regulatory uncertainty. While all of the Russell 2000 Value Index sectors moved higher for the year, energy stocks were hindered by declining oil prices in the latter part of the year, and utilities became less favorable as investors sought riskier investments.

PD Emerging Markets Portfolio (managed by Dimensional Fund Advisors LP)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the PD Emerging Markets Portfolio’s Class P returned 17.42%, compared to a 18.22% return for its benchmark, the MSCI Emerging Markets Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the portfolio to its benchmark for the period from inception on May 1, 2009 through December 31, 2012. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	Since Inception (5/1/09)

Portfolio’s Class P	17.42%	14.69%
MSCI Emerging Markets Index	18.22%	16.27%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on page A-8 and A-9

A-7

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class P underperformed the benchmark. The portfolio seeks to capture the returns of large-capitalization equity securities in select emerging markets countries. Dimensional employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to large-capitalization emerging markets equities but does not attempt to track a specific benchmark index. At the end of the reporting period, the portfolio held approximately 660 securities invested in 20 emerging markets countries. With the portfolio’s diversified approach, performance was generally determined by structural trends in emerging country equity markets rather than the behavior of a limited number of securities.

From a sector standpoint, the portfolio’s holdings in the materials, financials and information technology sectors underperformed. This was offset by the portfolio’s holdings in consumer staples and industrials sectors which outperformed those in the benchmark. At the country level, the portfolio’s holdings in Russia were relative underperformers, although holdings in Mexico and Brazil outperformed. In addition, although the portfolio’s average cash level was only around 1%, given the strong performance of emerging markets, the portfolio’s holdings in cash, detracted from the portfolio’s overall relative performance.

PD International Large-Cap Portfolio (managed by Dimensional Fund Advisors LP)

Q. How did the portfolio perform for the year ended December 31, 2012?

A. For the year ended December 31, 2012, the PD International Large-Cap Portfolio’s Class P returned 17.12%, compared to a 16.41% return for its benchmark, the MSCI World ex USA Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the portfolio to its benchmark for the period from inception on May 1, 2009 through December 31, 2012. The portfolio’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2012
	1 Year	Since Inception (5/1/09)

Portfolio’s Class P	17.12%	10.80%
MSCI World ex USA Index	16.41%	12.05%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the portfolio’s Class P outperformed the benchmark. The portfolio seeks to capture the returns of large-capitalization equity securities in select international developed countries. Dimensional employs a disciplined, quantitative approach, emphasizing broad diversification but does not attempt to track a specific benchmark index. At the end of the reporting period, the portfolio held approximately 1,200 securities invested in 23 developed countries. With the portfolio’s diversified approach, performance was generally determined by broad structural trends in international equity markets rather than by the behavior of a limited number of securities.

The portfolio’s outperformance relative to the benchmark was primarily attributable to differences in the valuation timing and methodology between the portfolio and the benchmark. The portfolio prices foreign exchange rates at the closing of the U.S. markets while the benchmark uses rates at 4:00 P.M. London time. The portfolio also may use fair value pricing to price certain portfolio securities at the closing of the U.S. markets while the benchmark uses local market closing prices. To a lesser extent, the portfolio’s exclusion of REITs detracted from its performance as they were strong relative performers.

Benchmark Definitions

Barclays U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and corporate mortgage-backed securities sectors. The total return is equal to the change in price plus the coupon return.

Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a prorata basis. The total return is equal to the change in price plus the coupon return.

A-8

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

MSCI Emerging Markets Index is an index typically made up of stocks from approximately 26 emerging markets countries. Results include reinvested dividends after deducting withholding taxes.

MSCI World ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World ex USA Index consists of 23 developed market country indices. Results include reinvested dividends after deducting withholding taxes.

Russell 1000 Growth Index is an index of large companies that have higher price-to-book ratios and forecasted growth values than the Russell 1000 Value Index. Results include reinvested dividends.

Russell 1000 Value Index measures the performance of the large-capitalization value segment of the U.S. equity universe. It is an index of companies with a less-than average growth orientation. Companies in this index have lower price-to book and price-earnings ratios, higher dividend yields and lower forecasted growth rates than companies in the Russell 1000 Growth Index. Results include reinvested dividends.

Russell 2000 Growth Index measures the performance of the small-capitalization growth segment of the U.S. equity universe. It is an index of approximately 1,200 small companies with higher price-to-book ratios and forecasted growth values than companies in the Russell 2000 Value Index. Results include reinvested dividends.

Russell 2000 Value Index measures the performance of the small-capitalization value segment of the U.S. equity universe. It is an index of companies that have lower price-to-book ratios and lower forecasted growth values than companies in the Russell 2000 Growth Index. Results include reinvested dividends.

A-9

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments

December 31, 2012

	Principal Amount	Value
CORPORATE BONDS & NOTES - 23.0%

Consumer Discretionary - 1.5%

Amazon.com Inc 1.200% due 11/29/17	$100,000	$99,531
AutoZone Inc 4.000% due 11/15/20	50,000	54,264
CBS Corp
5.900% due 10/15/40	50,000	58,404
8.875% due 05/15/19	25,000	33,738
Comcast Corp
4.950% due 06/15/16	200,000	225,568
5.700% due 07/01/19	100,000	121,919
5.875% due 02/15/18	200,000	241,195
6.950% due 08/15/37	200,000	271,433
Cox Communications Inc 5.450% due 12/15/14	8,000	8,729
DIRECTV Holdings LLC
2.400% due 03/15/17	100,000	102,501
3.550% due 03/15/15	88,000	92,615
3.800% due 03/15/22	100,000	103,253
5.200% due 03/15/20	35,000	39,745
6.000% due 08/15/40	50,000	55,526
6.375% due 03/01/41	50,000	57,910
Discovery Communications LLC
4.950% due 05/15/42	100,000	106,982
5.050% due 06/01/20	50,000	57,898
Ford Motor Co 7.450% due 07/16/31	100,000	127,500
Johnson Controls Inc 5.000% due 03/30/20	50,000	56,864
Kohl’s Corp 3.250% due 02/01/23	100,000	97,187
Lowe’s Cos Inc
5.500% due 10/15/35	100,000	121,976
6.875% due 02/15/28	50,000	65,462
Macy’s Retail Holdings Inc
3.875% due 01/15/22	100,000	106,674
5.750% due 07/15/14	60,000	64,368
McDonald’s Corp
3.500% due 07/15/20	50,000	55,461
3.700% due 02/15/42	200,000	198,652
4.875% due 07/15/40	10,000	11,983
NBCUniversal Media LLC
2.875% due 01/15/23	75,000	75,391
3.650% due 04/30/15	100,000	106,434
6.400% due 04/30/40	125,000	160,529
Newell Rubbermaid Inc 4.000% due 06/15/22	61,000	64,518
News America Inc
6.400% due 12/15/35	50,000	62,116
6.900% due 03/01/19	150,000	188,097
6.900% due 08/15/39	150,000	196,554
Nordstrom Inc 6.750% due 06/01/14	20,000	21,703
Omnicom Group Inc 4.450% due 08/15/20	50,000	55,677
Princeton University 5.700% due 03/01/39	50,000	67,643
Reed Elsevier Capital Inc 8.625% due 01/15/19	50,000	64,505
Staples Inc 9.750% due 01/15/14	50,000	54,373
Starwood Hotels & Resorts Worldwide Inc 3.125% due 02/15/23	118,000	117,080
Target Corp
6.000% due 01/15/18	100,000	123,052
7.000% due 01/15/38	125,000	183,756

	Principal Amount	Value
The Home Depot Inc
4.400% due 04/01/21	$100,000	$118,030
5.400% due 03/01/16	50,000	57,149
5.875% due 12/16/36	75,000	98,650
The Interpublic Group of Cos Inc 2.250% due 11/15/17	50,000	49,319
The Walt Disney Co
1.125% due 02/15/17	100,000	100,144
2.750% due 08/16/21	50,000	52,248
Thomson Reuters Corp (Canada)
4.700% due 10/15/19	25,000	28,773
5.850% due 04/15/40	25,000	30,963
Time Warner Cable Inc
4.000% due 09/01/21	100,000	109,856
5.000% due 02/01/20	300,000	349,534
5.875% due 11/15/40	50,000	58,311
6.750% due 06/15/39	50,000	63,471
7.500% due 04/01/14	100,000	108,388
Time Warner Inc
3.150% due 07/15/15	100,000	105,807
4.700% due 01/15/21	50,000	56,965
6.100% due 07/15/40	50,000	60,589
6.200% due 03/15/40	50,000	61,284
6.250% due 03/29/41	50,000	61,790
7.700% due 05/01/32	150,000	209,871
TJX Cos Inc 4.200% due 08/15/15	25,000	27,177
Trustees of Dartmouth College 4.750% due 06/01/19	25,000	29,372
Viacom Inc
1.250% due 02/27/15	50,000	50,515
4.375% due 03/15/43 ~	70,000	68,928
5.625% due 09/15/19	25,000	29,902
Yale University 2.900% due 10/15/14	50,000	52,196
Yum! Brands Inc
4.250% due 09/15/15	25,000	27,013
6.875% due 11/15/37	25,000	34,164

		6,279,175

Consumer Staples - 1.8%

Altria Group Inc
4.750% due 05/05/21	200,000	226,829
7.750% due 02/06/14	100,000	107,508
9.950% due 11/10/38	50,000	82,433
Anheuser-Busch InBev Worldwide Inc
1.375% due 07/15/17	150,000	151,693
2.500% due 07/15/22	100,000	100,719
3.750% due 07/15/42	100,000	100,570
4.125% due 01/15/15	150,000	160,357
5.375% due 01/15/20	200,000	243,568
6.375% due 01/15/40	50,000	69,531
Archer-Daniels-Midland Co 4.016% due 04/16/43 ~	50,000	47,867
Beam Inc 5.875% due 01/15/36	100,000	116,144
Bunge Ltd Finance Corp
3.200% due 06/15/17	100,000	104,437
8.500% due 06/15/19	10,000	12,874
Campbell Soup Co 2.500% due 08/02/22	100,000	99,198
Colgate-Palmolive Co 0.600% due 11/15/14	100,000	100,416
ConAgra Foods Inc 5.875% due 04/15/14	100,000	106,431
Costco Wholesale Corp 1.125% due 12/15/17	150,000	151,128
CVS Caremark Corp
2.750% due 12/01/22	50,000	50,233
5.750% due 06/01/17	100,000	119,638
6.125% due 09/15/39	50,000	64,044

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-1

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Diageo Capital PLC (United Kingdom)
5.750% due 10/23/17	$100,000	$120,565
7.375% due 01/15/14	100,000	106,979
Dr Pepper Snapple Group Inc 3.200% due 11/15/21	50,000	51,813
General Mills Inc
5.400% due 06/15/40	45,000	55,283
5.650% due 02/15/19	100,000	121,653
Kellogg Co
3.250% due 05/21/18	65,000	70,864
7.450% due 04/01/31	25,000	34,502
Kimberly-Clark Corp
6.625% due 08/01/37	100,000	145,525
7.500% due 11/01/18	50,000	66,749
Kraft Foods Group Inc 3.500% due 06/06/22 ~	200,000	213,663
Lorillard Tobacco Co 3.500% due 08/04/16	45,000	47,646
Molson Coors Brewing Co 5.000% due 05/01/42	100,000	112,174
Mondelez International Inc
5.375% due 02/10/20	100,000	120,806
6.125% due 02/01/18	100,000	121,770
6.500% due 02/09/40	100,000	134,453
PepsiCo Inc
0.700% due 08/13/15	100,000	100,184
1.250% due 08/13/17	100,000	100,452
3.100% due 01/15/15	100,000	105,001
5.000% due 06/01/18	100,000	118,702
Philip Morris International Inc
4.500% due 03/20/42	200,000	217,565
6.375% due 05/16/38	100,000	136,289
6.875% due 03/17/14	100,000	107,707
Reynolds American Inc 6.750% due 06/15/17	100,000	120,843
Safeway Inc 3.950% due 08/15/20	60,000	60,057
Sysco Corp 2.600% due 06/12/22	100,000	102,148
The Clorox Co
3.550% due 11/01/15	25,000	26,550
3.800% due 11/15/21	100,000	108,991
The Coca-Cola Co
0.750% due 03/13/15	100,000	100,816
1.800% due 09/01/16	100,000	103,347
3.300% due 09/01/21	100,000	110,331
The Hershey Co 1.500% due 11/01/16	100,000	102,066
The Kroger Co
2.200% due 01/15/17	50,000	51,705
3.900% due 10/01/15	100,000	107,974
The Pepsi Bottling Group Inc 7.000% due 03/01/29	100,000	143,722
The Procter & Gamble Co
3.500% due 02/15/15	150,000	159,335
5.500% due 02/01/34	50,000	63,792
Tyson Foods Inc 4.500% due 06/15/22	100,000	108,637
Unilever Capital Corp
0.850% due 08/02/17	100,000	99,068
5.900% due 11/15/32	50,000	68,670
Wal-Mart Stores Inc
1.500% due 10/25/15	100,000	102,989
3.200% due 05/15/14	250,000	259,789
3.250% due 10/25/20	100,000	108,958
5.000% due 10/25/40	100,000	121,113
6.500% due 08/15/37	150,000	211,109
Walgreen Co
1.800% due 09/15/17	75,000	75,476
3.100% due 09/15/22	75,000	75,720
5.250% due 01/15/19	25,000	29,340

		7,248,509

	Principal Amount	Value
Energy - 2.5%

Anadarko Petroleum Corp
6.200% due 03/15/40	$100,000	$123,456
6.375% due 09/15/17	100,000	119,534
6.450% due 09/15/36	50,000	62,689
Apache Corp
1.750% due 04/15/17	100,000	102,758
5.100% due 09/01/40	100,000	113,780
5.250% due 02/01/42	25,000	28,974
5.625% due 01/15/17	50,000	58,602
6.000% due 01/15/37	25,000	31,600
Baker Hughes Inc 5.125% due 09/15/40	50,000	60,238
BP Capital Markets PLC (United Kingdom)
1.846% due 05/05/17	100,000	102,300
3.561% due 11/01/21	100,000	108,150
3.625% due 05/08/14	250,000	260,317
Buckeye Partners LP 5.500% due 08/15/19	25,000	27,335
Burlington Resources Finance Co (Canada) 7.400% due 12/01/31	100,000	142,657
Canadian Natural Resources Ltd (Canada) 6.750% due 02/01/39	90,000	121,271
Cenovus Energy Inc (Canada)
4.450% due 09/15/42	100,000	104,073
5.700% due 10/15/19	50,000	60,671
Chevron Corp
2.355% due 12/05/22	250,000	250,659
4.950% due 03/03/19	50,000	59,684
ConocoPhillips
4.600% due 01/15/15	100,000	108,116
5.750% due 02/01/19	150,000	184,595
6.500% due 02/01/39	50,000	70,969
Devon Energy Corp 6.300% due 01/15/19	50,000	62,082
Devon Financing Corp LLC 7.875% due 09/30/31	150,000	218,311
Diamond Offshore Drilling Inc 5.700% due 10/15/39	25,000	32,101
Ecopetrol SA (Colombia) 7.625% due 07/23/19	100,000	129,750
El Paso Natural Gas Co LLC 5.950% due 04/15/17	50,000	58,041
Enbridge Energy Partners LP
5.200% due 03/15/20	15,000	16,930
7.500% due 04/15/38	50,000	63,988
Encana Corp (Canada) 5.900% due 12/01/17	100,000	119,192
Energy Transfer Partners LP
6.125% due 02/15/17	50,000	57,898
6.500% due 02/01/42	100,000	122,539
9.000% due 04/15/19	50,000	65,966
Ensco PLC (United Kingdom) 4.700% due 03/15/21	100,000	112,621
Enterprise Products Operating LLC
6.125% due 10/15/39	115,000	139,050
6.500% due 01/31/19	100,000	125,392
9.750% due 01/31/14	25,000	27,360
EOG Resources Inc 5.625% due 06/01/19	100,000	122,823
EQT Corp 8.125% due 06/01/19	25,000	30,963
Halliburton Co
3.250% due 11/15/21	100,000	107,185
7.450% due 09/15/39	25,000	38,085
Hess Corp
5.600% due 02/15/41	50,000	59,188
7.125% due 03/15/33	50,000	66,744

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-2

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Husky Energy Inc (Canada) 5.900% due 06/15/14	$50,000	$53,611
Kinder Morgan Energy Partners LP
3.950% due 09/01/22	100,000	107,018
5.300% due 09/15/20	50,000	58,320
5.625% due 02/15/15	35,000	38,367
6.850% due 02/15/20	50,000	63,037
6.950% due 01/15/38	200,000	263,386
Magellan Midstream Partners LP 6.400% due 07/15/18	100,000	122,474
Marathon Oil Corp
0.900% due 11/01/15	100,000	100,142
2.800% due 11/01/22	100,000	100,712
6.000% due 10/01/17	50,000	60,141
Nabors Industries Inc 4.625% due 09/15/21	150,000	161,564
Nexen Inc (Canada) 6.200% due 07/30/19	50,000	61,441
Noble Energy Inc 4.150% due 12/15/21	100,000	110,483
Noble Holding International Ltd (Cayman) 2.500% due 03/15/17	200,000	206,547
Occidental Petroleum Corp
1.500% due 02/15/18	150,000	152,051
4.100% due 02/01/21	100,000	114,427
Petro-Canada (Canada) 6.800% due 05/15/38	200,000	272,985
Petrobras International Finance Co (Cayman)
3.500% due 02/06/17	100,000	105,093
3.875% due 01/27/16	100,000	105,976
5.375% due 01/27/21	100,000	112,978
5.750% due 01/20/20	25,000	28,561
6.875% due 01/20/40	50,000	63,852
7.875% due 03/15/19	100,000	125,319
Petroleos Mexicanos (Mexico)
4.875% due 03/15/15	50,000	54,125
4.875% due 01/24/22	100,000	113,100
5.500% due 01/21/21	100,000	117,350
6.500% due 06/02/41	300,000	378,000
Phillips 66 4.300% due 04/01/22 ~	100,000	111,837
Pioneer Natural Resources Co 3.950% due 07/15/22	100,000	104,877
Plains All American Pipeline LP
5.000% due 02/01/21	50,000	57,961
6.700% due 05/15/36	100,000	127,872
Rowan Cos Inc 7.875% due 08/01/19	30,000	37,065
Shell International Finance BV (Netherlands)
3.100% due 06/28/15	100,000	105,992
3.625% due 08/21/42	100,000	99,224
4.300% due 09/22/19	100,000	115,925
6.375% due 12/15/38	50,000	70,310
Southern Natural Gas Co LLC 4.400% due 06/15/21	100,000	111,302
Spectra Energy Capital LLC 6.200% due 04/15/18	25,000	30,464
Statoil ASA (Norway)
3.150% due 01/23/22	100,000	105,778
5.250% due 04/15/19	100,000	119,979
Talisman Energy Inc (Canada) 6.250% due 02/01/38	100,000	119,886
Total Capital SA (France)
3.000% due 06/24/15	100,000	105,681
4.125% due 01/28/21	100,000	113,397
TransCanada PipeLines Ltd (Canada)
2.500% due 08/01/22	100,000	100,296
7.125% due 01/15/19	100,000	127,456
7.625% due 01/15/39	50,000	75,280

	Principal Amount	Value
Transocean Inc (Cayman)
6.000% due 03/15/18	$100,000	$116,068
6.800% due 03/15/38	100,000	122,514
Valero Energy Corp
6.125% due 02/01/20	50,000	60,839
6.625% due 06/15/37	250,000	308,256
Weatherford International Ltd (Bermuda)
6.750% due 09/15/40	100,000	113,490
9.625% due 03/01/19	100,000	130,534
Western Gas Partners LP 4.000% due 07/01/22	100,000	105,457
Williams Partners LP
3.800% due 02/15/15	50,000	52,893
4.000% due 11/15/21	100,000	107,048
6.300% due 04/15/40	20,000	24,472

		10,311,850

Financials - 8.9%

Abbey National Treasury Services PLC (United Kingdom) 4.000% due 04/27/16	100,000	105,794
ACE INA Holdings Inc
2.600% due 11/23/15	100,000	105,045
5.900% due 06/15/19	15,000	18,539
Aflac Inc
4.000% due 02/15/22	100,000	107,964
6.900% due 12/17/39	15,000	19,963
African Development Bank (Multi-National) 2.500% due 03/15/16	100,000	106,236
Alleghany Corp 4.950% due 06/27/22	100,000	109,627
American Express Co
2.650% due 12/02/22 ~	150,000	149,545
4.050% due 12/03/42 ~	125,000	125,692
7.000% due 03/19/18	100,000	126,440
American Express Credit Corp
2.750% due 09/15/15	100,000	104,899
2.800% due 09/19/16	200,000	211,736
American International Group Inc
4.875% due 06/01/22	100,000	114,259
5.050% due 10/01/15	100,000	110,428
5.850% due 01/16/18	200,000	236,881
8.175% due 05/15/68 §	150,000	196,125
American Tower Corp REIT 4.700% due 03/15/22	200,000	221,467
Ameriprise Financial Inc 7.300% due 06/28/19	20,000	25,875
Aon Corp 5.000% due 09/30/20	50,000	57,102
Asian Development Bank (Multi-National)
0.875% due 06/10/14	200,000	201,634
1.875% due 10/23/18	100,000	104,808
2.625% due 02/09/15	150,000	157,061
2.750% due 05/21/14	50,000	51,694
AvalonBay Communities Inc REIT 2.950% due 09/15/22	35,000	34,897
AXA SA (France) 8.600% due 12/15/30	25,000	31,353
Axis Specialty Finance LLC 5.875% due 06/01/20	50,000	56,800
Bank of America Corp
3.750% due 07/12/16	200,000	213,906
4.500% due 04/01/15	200,000	213,286
5.625% due 07/01/20	200,000	237,289
5.650% due 05/01/18	150,000	174,655
5.700% due 01/24/22	150,000	180,527
6.500% due 08/01/16	200,000	231,079
Bank of Montreal (Canada) 2.500% due 01/11/17	200,000	209,784

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-3

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Bank of Nova Scotia (Canada)
2.550% due 01/12/17	$200,000	$210,586
3.400% due 01/22/15	50,000	52,740
Barclays Bank PLC (United Kingdom)
2.375% due 01/13/14	100,000	101,714
5.000% due 09/22/16	150,000	168,231
BB&T Corp
2.150% due 03/22/17	100,000	103,498
3.950% due 04/29/16	50,000	54,552
Berkshire Hathaway Finance Corp
2.450% due 12/15/15	100,000	105,194
5.750% due 01/15/40	25,000	30,632
Berkshire Hathaway Inc 3.400% due 01/31/22	100,000	107,814
BioMed Realty LP REIT 4.250% due 07/15/22	100,000	104,410
BlackRock Inc
3.500% due 12/10/14	25,000	26,415
5.000% due 12/10/19	100,000	119,732
BNP Paribas SA (France)
2.375% due 09/14/17	100,000	101,511
3.250% due 03/11/15	100,000	104,417
Boston Properties LP REIT
3.700% due 11/15/18	100,000	108,723
5.875% due 10/15/19	25,000	29,829
Canadian Imperial Bank of Commerce (Canada) 2.350% due 12/11/15	100,000	105,003
Capital One Bank USA NA 8.800% due 07/15/19	50,000	67,744
Capital One Financial Corp
4.750% due 07/15/21	100,000	115,407
6.150% due 09/01/16	100,000	114,467
7.375% due 05/23/14	15,000	16,323
Caterpillar Financial Services Corp 2.650% due 04/01/16	200,000	210,120
Citigroup Inc
3.953% due 06/15/16	250,000	269,238
4.450% due 01/10/17	150,000	166,275
4.500% due 01/14/22	60,000	66,998
4.875% due 05/07/15	100,000	106,363
5.000% due 09/15/14	100,000	105,252
6.000% due 08/15/17	100,000	117,897
6.125% due 11/21/17	100,000	119,103
6.125% due 08/25/36	100,000	109,072
8.125% due 07/15/39	200,000	299,665
CME Group Inc 3.000% due 09/15/22	50,000	50,779
CNA Financial Corp
6.500% due 08/15/16	50,000	57,718
7.350% due 11/15/19	15,000	18,825
Comerica Inc 3.000% due 09/16/15	100,000	105,652
Commonwealth Bank of Australia (Australia) 1.900% due 09/18/17	250,000	255,801
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)
1.850% due 01/10/14	100,000	101,355
3.875% due 02/08/22	100,000	107,704
Corp Andina de Fomento (Multi-National)
3.750% due 01/15/16	100,000	106,006
8.125% due 06/04/19	25,000	32,285
Council Of Europe Development Bank (Multi-National) 1.500% due 02/22/17	100,000	102,350
Credit Suisse NY (Switzerland)
4.375% due 08/05/20	350,000	399,386
5.500% due 05/01/14	300,000	319,301

	Principal Amount	Value
Daimler Finance North America LLC 8.500% due 01/18/31	$50,000	$77,873
DDR Corp REIT 4.750% due 04/15/18	25,000	27,729
Deutsche Bank AG (Germany) 3.250% due 01/11/16	300,000	317,616
Digital Realty Trust LP REIT 3.625% due 10/01/22	35,000	34,405
Duke Realty LP REIT
3.875% due 10/15/22	25,000	25,479
6.750% due 03/15/20	25,000	30,247
ERP Operating LP REIT
4.625% due 12/15/21	200,000	225,462
4.750% due 07/15/20	100,000	112,547
European Bank for Reconstruction & Development (Multi-National)
1.000% due 02/16/17	250,000	252,994
5.000% due 05/19/14	100,000	106,288
European Investment Bank (Multi-National)
1.000% due 07/15/15	350,000	354,465
1.125% due 08/15/14	200,000	202,283
1.500% due 05/15/14	350,000	355,409
2.250% due 03/15/16	500,000	525,208
2.875% due 01/15/15	50,000	52,456
2.875% due 09/15/20	100,000	108,217
3.000% due 04/08/14	100,000	103,281
4.875% due 02/15/36	25,000	29,677
5.125% due 05/30/17	500,000	591,154
Export-Import Bank of Korea (South Korea)
5.000% due 04/11/22	200,000	232,108
5.875% due 01/14/15	100,000	109,723
Fifth Third Bancorp
5.450% due 01/15/17	50,000	56,056
8.250% due 03/01/38	25,000	35,777
First Horizon National Corp 5.375% due 12/15/15	50,000	54,691
Ford Motor Credit Co LLC
3.875% due 01/15/15	250,000	260,823
5.875% due 08/02/21	250,000	291,355
6.625% due 08/15/17	250,000	292,318
Franklin Resources Inc 2.800% due 09/15/22	25,000	25,329
General Electric Capital Corp
1.600% due 11/20/17	150,000	150,217
2.150% due 01/09/15	100,000	102,758
3.350% due 10/17/16	400,000	429,616
4.625% due 01/07/21	200,000	227,029
5.300% due 02/11/21	100,000	116,164
5.900% due 05/13/14	300,000	321,621
6.750% due 03/15/32	200,000	259,931
6.875% due 01/10/39	200,000	272,088
Genworth Financial Inc 7.700% due 06/15/20	150,000	166,077
Goldman Sachs Capital I 6.345% due 02/15/34	100,000	103,872
Health Care REIT Inc 6.200% due 06/01/16	100,000	114,158
Healthcare Realty Trust Inc REIT 6.500% due 01/17/17	25,000	28,602
Hospitality Properties Trust REIT 7.875% due 08/15/14	25,000	26,695
HSBC Bank USA NA 4.875% due 08/24/20	100,000	111,523
HSBC Finance Corp
5.500% due 01/19/16	200,000	223,599
6.676% due 01/15/21	211,000	250,500
HSBC Holdings PLC (United Kingdom)
4.875% due 01/14/22	100,000	116,152
6.500% due 09/15/37	100,000	124,920

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-4

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Inter-American Development Bank (Multi-National)
1.125% due 03/15/17	$200,000	$203,686
1.125% due 09/12/19	175,000	174,166
4.250% due 09/10/18	125,000	147,548
International Bank for Reconstruction & Development (Multi-National)
0.875% due 04/17/17	100,000	101,313
2.125% due 03/15/16	250,000	263,302
2.375% due 05/26/15	100,000	104,902
International Finance Corp (Multi-National)
2.125% due 11/17/17	200,000	212,187
2.750% due 04/20/15	100,000	105,562
Jefferies Group Inc 8.500% due 07/15/19	125,000	150,000
JPMorgan Chase & Co
1.100% due 10/15/15	100,000	100,057
2.000% due 08/15/17	250,000	255,565
2.050% due 01/24/14	100,000	101,591
3.450% due 03/01/16	400,000	425,021
4.350% due 08/15/21	200,000	223,826
4.400% due 07/22/20	50,000	56,483
5.125% due 09/15/14	100,000	106,398
5.500% due 10/15/40	100,000	122,359
5.600% due 07/15/41	100,000	123,960
6.125% due 06/27/17	100,000	116,907
6.300% due 04/23/19	100,000	123,449
6.400% due 05/15/38	300,000	402,487
KeyCorp 5.100% due 03/24/21	100,000	116,589
Kimco Realty Corp REIT 6.875% due 10/01/19	25,000	30,900
Kreditanstalt fuer Wiederaufbau (Germany)
1.000% due 01/12/15	200,000	202,381
1.250% due 10/26/15	100,000	102,014
1.375% due 01/13/14	200,000	202,224
2.000% due 10/04/22	250,000	250,779
2.375% due 08/25/21	250,000	260,674
2.625% due 02/16/16	500,000	531,302
3.500% due 03/10/14	250,000	259,406
4.000% due 01/27/20	100,000	116,418
4.500% due 07/16/18	100,000	118,080
Landwirtschaftliche Rentenbank (Germany)
3.125% due 07/15/15	150,000	159,911
5.125% due 02/01/17	100,000	117,359
Lincoln National Corp 8.750% due 07/01/19	115,000	153,877
Lloyds TSB Bank PLC (United Kingdom) 4.875% due 01/21/16	125,000	137,928
Mack-Cali Realty LP REIT 7.750% due 08/15/19	25,000	31,001
Markel Corp 7.125% due 09/30/19	25,000	30,124
Marsh & McLennan Cos Inc 5.750% due 09/15/15	25,000	28,042
Merrill Lynch & Co Inc
5.000% due 01/15/15	100,000	106,876
6.050% due 05/16/16	100,000	110,143
6.110% due 01/29/37	250,000	273,101
6.875% due 04/25/18	200,000	241,278
MetLife Inc
5.875% due 02/06/41	50,000	63,367
6.375% due 06/15/34	100,000	130,584
6.750% due 06/01/16	250,000	296,243
Morgan Stanley
2.875% due 07/28/14	100,000	102,240
4.750% due 04/01/14	50,000	51,789
4.875% due 11/01/22	100,000	103,628
5.500% due 07/28/21	50,000	56,812
5.750% due 01/25/21	200,000	228,572

	Principal Amount	Value
5.950% due 12/28/17	$200,000	$226,649
6.000% due 04/28/15	350,000	381,406
6.250% due 08/09/26	100,000	117,484
6.375% due 07/24/42	100,000	117,332
National Australia Bank Ltd (Australia) 2.000% due 03/09/15	250,000	256,101
National Rural Utilities Cooperative Finance Corp
4.750% due 03/01/14	50,000	52,417
8.000% due 03/01/32	50,000	75,284
Nomura Holdings Inc (Japan)
5.000% due 03/04/15	35,000	37,126
6.700% due 03/04/20	5,000	5,839
Nordic Investment Bank (Multi-National) 2.625% due 10/06/14	100,000	104,095
Northern Trust Corp 3.375% due 08/23/21	50,000	54,046
Oesterreichische Kontrollbank AG (Austria) 1.750% due 10/05/15	100,000	103,151
PNC Funding Corp
3.625% due 02/08/15	100,000	105,908
5.125% due 02/08/20	100,000	119,012
Principal Financial Group Inc 1.850% due 11/15/17	100,000	100,608
Private Export Funding Corp
1.375% due 02/15/17	100,000	102,916
2.450% due 07/15/24	100,000	101,948
4.300% due 12/15/21	25,000	30,229
ProLogis LP REIT
6.625% due 05/15/18	60,000	72,527
7.625% due 08/15/14	25,000	27,358
Protective Life Corp 8.450% due 10/15/39	25,000	32,628
Prudential Financial Inc
5.625% due 05/12/41	50,000	57,047
5.875% due 09/15/42 §	100,000	105,375
6.200% due 01/15/15	30,000	33,147
6.625% due 06/21/40	50,000	62,873
7.375% due 06/15/19	70,000	88,943
Realty Income Corp REIT 5.875% due 03/15/35	50,000	57,526
Royal Bank of Canada (Canada)
0.800% due 10/30/15	100,000	99,946
1.200% due 09/19/17	100,000	100,318
2.625% due 12/15/15	100,000	105,614
Santander Holdings USA Inc 3.000% due 09/24/15	30,000	30,568
Simon Property Group LP REIT
2.150% due 09/15/17	200,000	207,600
5.650% due 02/01/20	75,000	90,060
6.750% due 02/01/40	25,000	33,908
SLM Corp
6.250% due 01/25/16	200,000	218,500
8.450% due 06/15/18	100,000	117,500
Sumitomo Mitsui Banking Corp (Japan) 1.350% due 07/18/15	250,000	252,953
SunTrust Banks Inc
3.500% due 01/20/17	200,000	214,923
5.000% due 09/01/15	4,000	4,373
Svensk Exportkredit AB (Sweden)
2.125% due 07/13/16	100,000	103,984
3.250% due 09/16/14	25,000	26,173
TD Ameritrade Holding Corp 4.150% due 12/01/14	50,000	53,312
The Allstate Corp 6.200% due 05/16/14	175,000	188,003
The Bank of New York Mellon Corp
0.700% due 10/23/15	90,000	89,720
2.500% due 01/15/16	100,000	104,841
4.300% due 05/15/14	60,000	63,079

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-5

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
The Bear Stearns Cos LLC 5.700% due 11/15/14	$100,000	$108,716
The Charles Schwab Corp 3.225% due 09/01/22 ~	25,000	25,394
The Chubb Corp 5.750% due 05/15/18	50,000	61,500
The Goldman Sachs Group Inc
3.300% due 05/03/15	300,000	312,832
3.625% due 02/07/16	300,000	317,716
5.250% due 07/27/21	50,000	57,043
5.375% due 03/15/20	100,000	114,679
5.625% due 01/15/17	225,000	247,017
5.750% due 01/24/22	100,000	118,315
6.125% due 02/15/33	200,000	234,276
6.150% due 04/01/18	100,000	117,568
6.250% due 02/01/41	100,000	122,799
6.750% due 10/01/37	50,000	56,710
The Hartford Financial Services Group Inc
6.300% due 03/15/18	85,000	101,345
6.625% due 04/15/42	150,000	190,886
The Korea Development Bank (South Korea) 8.000% due 01/23/14	100,000	107,414
The NASDAQ OMX Group Inc 5.250% due 01/16/18	50,000	54,686
The Progressive Corp 3.750% due 08/23/21	100,000	110,023
The Royal Bank of Scotland Group PLC (United Kingdom)
3.950% due 09/21/15	250,000	265,611
6.400% due 10/21/19	50,000	59,119
The Toronto-Dominion Bank (Canada) 2.375% due 10/19/16	100,000	105,149
The Travelers Cos Inc
5.750% due 12/15/17	50,000	60,770
6.250% due 06/15/37	25,000	33,876
Torchmark Corp 9.250% due 06/15/19	50,000	67,485
Toyota Motor Credit Corp
0.875% due 07/17/15	100,000	100,467
1.250% due 10/05/17	100,000	100,790
2.050% due 01/12/17	100,000	103,494
4.250% due 01/11/21	100,000	114,328
U.S. Bancorp
2.200% due 11/15/16	45,000	46,915
4.200% due 05/15/14	150,000	157,536
U.S. Bank NA 6.300% due 02/04/14	100,000	106,075
UBS AG (Switzerland)
3.875% due 01/15/15	150,000	158,568
5.750% due 04/25/18	100,000	118,809
Ventas Realty LP REIT 4.000% due 04/30/19	100,000	107,558
Wachovia Bank NA 6.600% due 01/15/38	100,000	137,378
Wachovia Corp
5.625% due 10/15/16	100,000	114,720
5.750% due 02/01/18	100,000	119,896
Wells Fargo & Co
1.250% due 02/13/15	250,000	252,460
2.625% due 12/15/16	300,000	316,812
4.600% due 04/01/21	200,000	230,225
5.000% due 11/15/14	100,000	107,328
WestLB AG (Germany) 4.796% due 07/15/15	100,000	111,001
Westpac Banking Corp (Australia)
1.125% due 09/25/15	100,000	100,986
3.000% due 08/04/15	100,000	105,675
4.875% due 11/19/19	25,000	29,185

	Principal Amount	Value
Willis Group Holdings PLC (Ireland) 5.750% due 03/15/21	$100,000	$113,887
WR Berkley Corp 6.250% due 02/15/37	50,000	58,557

		36,497,309

Health Care - 1.7%

Abbott Laboratories
5.125% due 04/01/19	80,000	95,460
6.150% due 11/30/37	25,000	34,667
AbbVie Inc
1.750% due 11/06/17 ~	200,000	202,335
4.400% due 11/06/42 ~	125,000	133,027
Aetna Inc
2.750% due 11/15/22	125,000	124,088
3.950% due 09/01/20	50,000	54,533
Amgen Inc
2.500% due 11/15/16	200,000	210,267
3.875% due 11/15/21	100,000	109,908
5.150% due 11/15/41	74,000	83,355
5.700% due 02/01/19	100,000	120,978
6.400% due 02/01/39	25,000	32,394
AstraZeneca PLC (United Kingdom)
4.000% due 09/18/42	25,000	25,313
5.900% due 09/15/17	100,000	121,589
6.450% due 09/15/37	25,000	33,887
Baxter International Inc 4.250% due 03/15/20	100,000	114,043
Becton Dickinson & Co 3.125% due 11/08/21	100,000	106,941
Boston Scientific Corp 6.400% due 06/15/16	100,000	115,008
Bristol-Myers Squibb Co
3.250% due 08/01/42	100,000	91,644
5.450% due 05/01/18	25,000	30,224
Cardinal Health Inc 3.200% due 06/15/22	100,000	103,174
Celgene Corp 3.250% due 08/15/22	100,000	102,031
CIGNA Corp 4.500% due 03/15/21	100,000	112,102
Covidien International Finance SA (Luxembourg) 2.800% due 06/15/15	100,000	104,646
Eli Lilly & Co
4.200% due 03/06/14	50,000	52,179
5.500% due 03/15/27	100,000	126,274
Express Scripts Holding Co
2.650% due 02/15/17 ~	100,000	104,008
2.750% due 11/21/14 ~	100,000	103,207
6.125% due 11/15/41 ~	50,000	63,844
Gilead Sciences Inc 4.400% due 12/01/21	100,000	114,088
GlaxoSmithKline Capital Inc 6.375% due 05/15/38	100,000	138,265
GlaxoSmithKline Capital PLC (United Kingdom) 1.500% due 05/08/17	200,000	203,053
Humana Inc 4.625% due 12/01/42	100,000	101,078
Johnson & Johnson
3.550% due 05/15/21	50,000	56,291
4.850% due 05/15/41	50,000	61,890
5.550% due 08/15/17	50,000	60,367
5.950% due 08/15/37	100,000	138,802
Life Technologies Corp 4.400% due 03/01/15	25,000	26,658
McKesson Corp 6.500% due 02/15/14	100,000	106,467

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-6

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Medco Health Solutions Inc 4.125% due 09/15/20	$50,000	$54,685
Medtronic Inc
3.000% due 03/15/15	50,000	52,563
4.450% due 03/15/20	25,000	29,060
4.500% due 03/15/42	100,000	113,721
Merck & Co Inc
1.100% due 01/31/18	100,000	100,005
2.400% due 09/15/22	100,000	100,127
4.000% due 06/30/15	50,000	54,295
6.000% due 09/15/17	50,000	61,323
6.550% due 09/15/37	100,000	143,433
Novartis Capital Corp
2.400% due 09/21/22	75,000	75,274
4.125% due 02/10/14	100,000	104,031
4.400% due 04/24/20	50,000	58,361
Pfizer Inc
5.350% due 03/15/15	100,000	110,182
6.200% due 03/15/19	150,000	189,707
7.200% due 03/15/39	50,000	76,725
Quest Diagnostics Inc
4.750% due 01/30/20	15,000	16,576
5.750% due 01/30/40	10,000	11,467
6.950% due 07/01/37	100,000	128,748
Sanofi (France) 4.000% due 03/29/21	100,000	114,073
Teva Pharmaceutical Finance II BV (Netherlands) 3.000% due 06/15/15	200,000	210,383
Thermo Fisher Scientific Inc
3.150% due 01/15/23	100,000	102,294
3.200% due 03/01/16	100,000	106,252
UnitedHealth Group Inc 6.875% due 02/15/38	250,000	343,571
Watson Pharmaceuticals Inc
4.625% due 10/01/42	100,000	104,215
5.000% due 08/15/14	20,000	21,314
WellPoint Inc
1.875% due 01/15/18	75,000	75,993
3.300% due 01/15/23	75,000	77,023
4.625% due 05/15/42	100,000	103,382
4.650% due 01/15/43	50,000	52,157
5.875% due 06/15/17	100,000	118,769
Wyeth LLC
5.950% due 04/01/37	50,000	66,756
6.500% due 02/01/34	100,000	136,809
Zimmer Holdings Inc 3.375% due 11/30/21	100,000	103,731

		6,935,090

Industrials - 1.5%

3M Co 2.000% due 06/26/22	100,000	99,357
ABB Finance USA Inc 2.875% due 05/08/22	100,000	102,476
Boeing Capital Corp 3.250% due 10/27/14	100,000	104,974
Burlington Northern Santa Fe LLC
4.700% due 10/01/19	100,000	115,350
5.650% due 05/01/17	100,000	117,789
5.750% due 05/01/40	100,000	123,394
Canadian National Railway Co (Canada) 6.200% due 06/01/36	50,000	68,323
Canadian Pacific Railway Ltd (Canada) 4.500% due 01/15/22	50,000	55,582
Caterpillar Inc
3.900% due 05/27/21	200,000	224,556
6.050% due 08/15/36	125,000	164,649
Continental Airlines Pass-Through Trust ‘A’ 4.000% due 04/29/26	30,000	31,575

	Principal Amount	Value
Continental Airlines Pass-Through Trust 9.000% due 01/08/18	$42,872	$49,624
CSX Corp
5.500% due 04/15/41	75,000	89,948
6.250% due 04/01/15	100,000	112,028
7.375% due 02/01/19	50,000	63,615
Danaher Corp
2.300% due 06/23/16	50,000	52,325
3.900% due 06/23/21	50,000	56,302
Deere & Co 4.375% due 10/16/19	50,000	57,929
Delta Air Lines Pass-Through Trust ‘A’ 4.950% due 11/23/20	86,933	94,757
Dover Corp 5.375% due 03/01/41	50,000	63,460
Eaton Corp 4.150% due 11/02/42 ~	100,000	101,234
Embraer SA (Brazil) 5.150% due 06/15/22	100,000	109,750
Emerson Electric Co
4.125% due 04/15/15	100,000	107,841
4.250% due 11/15/20	25,000	28,869
FedEx Corp 3.875% due 08/01/42	100,000	97,875
General Dynamics Corp 1.000% due 11/15/17	50,000	49,766
General Electric Co
2.700% due 10/09/22	100,000	102,027
4.125% due 10/09/42	100,000	102,971
5.250% due 12/06/17	100,000	118,004
Honeywell International Inc 5.000% due 02/15/19	100,000	118,996
Illinois Tool Works Inc 4.875% due 09/15/41	100,000	117,358
Ingersoll-Rand Global Holding Co Ltd (Bermuda) 9.500% due 04/15/14	100,000	110,705
John Deere Capital Corp
0.875% due 04/17/15	100,000	100,490
1.400% due 03/15/17	100,000	101,026
2.750% due 03/15/22	100,000	102,000
Koninklijke Philips Electronics NV (Netherlands)
5.750% due 03/11/18	50,000	60,289
6.875% due 03/11/38	100,000	135,415
L-3 Communications Corp 5.200% due 10/15/19	100,000	114,099
Lockheed Martin Corp 4.250% due 11/15/19	100,000	112,832
Norfolk Southern Corp
3.000% due 04/01/22	100,000	102,663
4.837% due 10/01/41	50,000	55,841
5.900% due 06/15/19	50,000	60,983
Northrop Grumman Corp 3.500% due 03/15/21	100,000	106,720
Owens Corning 4.200% due 12/15/22	138,000	140,466
Pentair Finance SA (Luxembourg) 1.350% due 12/01/15 ~	50,000	49,987
Pitney Bowes Inc 5.600% due 03/15/18	50,000	52,999
Precision Castparts Corp 2.500% due 01/15/23	100,000	100,737
Raytheon Co
2.500% due 12/15/22	125,000	123,421
4.400% due 02/15/20	25,000	28,631
Republic Services Inc
3.800% due 05/15/18	100,000	110,030
5.500% due 09/15/19	27,000	31,995

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-7

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Rockwell Collins Inc 5.250% due 07/15/19	$100,000	$119,845
Ryder System Inc 2.500% due 03/01/17	50,000	50,878
Stanley Black & Decker Inc 2.900% due 11/01/22	50,000	50,576
The ADT Corp 4.875% due 07/15/42 ~	100,000	95,005
The Boeing Co 5.875% due 02/15/40	50,000	67,587
U.S. Airways Pass-Through Trust ‘A’ 4.625% due 06/03/25	100,000	101,750
Union Pacific Corp
4.750% due 09/15/41	100,000	112,279
6.125% due 02/15/20	100,000	125,311
United Parcel Service Inc
1.125% due 10/01/17	50,000	50,129
5.500% due 01/15/18	50,000	60,121
6.200% due 01/15/38	50,000	67,122
United Technologies Corp
3.100% due 06/01/22	200,000	211,988
4.500% due 04/15/20	30,000	35,270
6.050% due 06/01/36	50,000	65,868
6.125% due 02/01/19	100,000	124,694
6.125% due 07/15/38	25,000	33,313
URS Corp 5.000% due 04/01/22 ~	100,000	103,028
Waste Management Inc 7.750% due 05/15/32	100,000	141,252

		6,320,049

Information Technology - 1.0%

Adobe Systems Inc 4.750% due 02/01/20	100,000	111,996
Arrow Electronics Inc 6.000% due 04/01/20	25,000	28,309
Avnet Inc 6.000% due 09/01/15	100,000	109,145
Cisco Systems Inc
1.625% due 03/14/14	200,000	203,053
4.950% due 02/15/19	200,000	236,904
Corning Inc 1.450% due 11/15/17	100,000	100,473
Dell Inc 5.875% due 06/15/19	100,000	115,382
eBay Inc 1.350% due 07/15/17	100,000	101,240
Fiserv Inc 3.125% due 06/15/16	50,000	52,553
Google Inc 1.250% due 05/19/14	50,000	50,635
Hewlett-Packard Co
2.600% due 09/15/17	150,000	146,232
3.000% due 09/15/16	100,000	100,699
3.750% due 12/01/20	50,000	48,481
4.750% due 06/02/14	200,000	208,552
6.000% due 09/15/41	55,000	54,489
Intel Corp
3.300% due 10/01/21	150,000	159,188
4.800% due 10/01/41	185,000	203,810
International Business Machines Corp
0.750% due 05/11/15	250,000	251,661
1.875% due 05/15/19	100,000	101,566
1.950% due 07/22/16	100,000	103,988
5.600% due 11/30/39	26,000	33,540
8.375% due 11/01/19	100,000	142,180
Juniper Networks Inc 3.100% due 03/15/16	100,000	103,710

	Principal Amount	Value
Microsoft Corp
2.950% due 06/01/14	$100,000	$103,720
3.500% due 11/15/42	100,000	96,786
5.200% due 06/01/39	135,000	165,350
Oracle Corp
2.500% due 10/15/22	125,000	126,246
3.750% due 07/08/14	100,000	105,026
5.000% due 07/08/19	100,000	120,164
6.500% due 04/15/38	100,000	139,171
Texas Instruments Inc 1.375% due 05/15/14	100,000	101,360
The Western Union Co 5.930% due 10/01/16	100,000	109,931
Tyco Electronics Group SA (Luxembourg) 4.875% due 01/15/21	30,000	33,681
Xerox Corp
5.625% due 12/15/19	100,000	111,798
8.250% due 05/15/14	40,000	43,646

		4,024,665

Materials - 1.1%

Agrium Inc (Canada) 6.125% due 01/15/41	25,000	30,084
Air Products & Chemicals Inc 4.375% due 08/21/19	25,000	28,864
Alcoa Inc
5.400% due 04/15/21	100,000	104,158
6.750% due 07/15/18	100,000	114,333
Barrick Gold Corp (Canada)
2.900% due 05/30/16	100,000	104,978
3.850% due 04/01/22	100,000	105,943
5.250% due 04/01/42	100,000	110,077
Barrick PD Australia Finance Property Ltd (Australia) 5.950% due 10/15/39	25,000	28,898
Bemis Co Inc 5.650% due 08/01/14	5,000	5,354
BHP Billiton Finance USA Ltd (Australia)
1.000% due 02/24/15	100,000	100,788
1.125% due 11/21/14	100,000	101,253
1.875% due 11/21/16	100,000	103,173
6.500% due 04/01/19	75,000	95,703
Cabot Corp 5.000% due 10/01/16	25,000	27,933
Celulosa Arauco y Constitucion SA (Chile) 4.750% due 01/11/22	100,000	105,283
Cliffs Natural Resources Inc 5.900% due 03/15/20	25,000	26,601
CRH America Inc 6.000% due 09/30/16	50,000	56,214
Eastman Chemical Co 4.800% due 09/01/42	100,000	107,071
Ecolab Inc 4.350% due 12/08/21	100,000	111,710
EI du Pont de Nemours & Co
3.250% due 01/15/15	100,000	105,308
4.625% due 01/15/20	150,000	176,953
Freeport-McMoRan Copper & Gold Inc 1.400% due 02/13/15	100,000	99,842
Georgia-Pacific LLC 8.875% due 05/15/31	100,000	150,036
International Paper Co
4.750% due 02/15/22	25,000	28,311
7.500% due 08/15/21	40,000	52,386
7.950% due 06/15/18	100,000	129,384
Monsanto Co 3.600% due 07/15/42	50,000	49,837
Newmont Mining Corp
3.500% due 03/15/22	100,000	103,223
6.250% due 10/01/39	25,000	30,134

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-8

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Nucor Corp 4.125% due 09/15/22	$50,000	$55,345
Potash Corp of Saskatchewan Inc (Canada)
3.750% due 09/30/15	20,000	21,524
5.625% due 12/01/40	25,000	30,409
PPG Industries Inc 3.600% due 11/15/20	50,000	53,960
Praxair Inc
1.050% due 11/07/17	50,000	50,049
2.200% due 08/15/22	100,000	97,995
Rio Tinto Finance USA Ltd (Australia)
1.875% due 11/02/15	100,000	102,693
3.500% due 11/02/20	100,000	106,082
7.125% due 07/15/28	50,000	67,821
Rio Tinto Finance USA PLC (United Kingdom)
1.625% due 08/21/17	100,000	101,325
4.750% due 03/22/42	100,000	110,677
Southern Copper Corp 7.500% due 07/27/35	50,000	64,541
Teck Resources Ltd (Canada)
3.150% due 01/15/17	100,000	104,875
6.250% due 07/15/41	50,000	58,864
The Dow Chemical Co
4.125% due 11/15/21	200,000	219,281
5.700% due 05/15/18	250,000	297,557
7.600% due 05/15/14	58,000	63,344
9.400% due 05/15/39	50,000	82,386
Vale Overseas Ltd (Cayman)
4.375% due 01/11/22	100,000	107,139
6.875% due 11/21/36	50,000	62,077
6.875% due 11/10/39	45,000	56,500
8.250% due 01/17/34	100,000	137,462
Valspar Corp 7.250% due 06/15/19	25,000	30,556

		4,476,294

Telecommunication Services - 1.3%

America Movil SAB de CV (Mexico)
2.375% due 09/08/16	200,000	208,818
5.000% due 03/30/20	50,000	58,373
6.125% due 03/30/40	50,000	66,096
AT&T Inc
2.625% due 12/01/22	125,000	125,325
2.950% due 05/15/16	400,000	423,720
3.000% due 02/15/22	100,000	104,094
4.300% due 12/15/42 ~	393,000	395,109
4.350% due 06/15/45 ~	177,000	177,981
4.450% due 05/15/21	50,000	57,788
5.350% due 09/01/40	161,000	187,665
5.625% due 06/15/16	50,000	57,420
6.550% due 02/15/39	100,000	131,523
British Telecommunications PLC (United Kingdom)
2.000% due 06/22/15	200,000	205,728
9.625% due 12/15/30	50,000	79,484
Cellco Partnership 8.500% due 11/15/18	150,000	206,527
CenturyLink Inc 6.450% due 06/15/21	250,000	276,450
Deutsche Telekom International Finance BV (Netherlands) 8.750% due 06/15/30	185,000	277,350
Embarq Corp 7.995% due 06/01/36	50,000	55,263
France Telecom SA (France)
2.750% due 09/14/16	100,000	105,035
8.500% due 03/01/31	50,000	74,892
Qwest Corp 6.750% due 12/01/21	100,000	117,285

	Principal Amount	Value
Rogers Communications Inc (Canada) 6.375% due 03/01/14	$50,000	$53,284
Telecom Italia Capital SA (Luxembourg)
6.175% due 06/18/14	100,000	105,650
7.175% due 06/18/19	100,000	116,550
Telefonica Emisiones SAU (Spain)
3.992% due 02/16/16	50,000	52,150
4.949% due 01/15/15	50,000	52,500
5.462% due 02/16/21	40,000	42,750
Telefonica Europe BV (Netherlands) 8.250% due 09/15/30	150,000	178,313
Verizon Communications Inc
1.950% due 03/28/14	250,000	254,598
3.500% due 11/01/21	200,000	218,987
5.850% due 09/15/35	100,000	125,722
6.350% due 04/01/19	100,000	126,453
7.350% due 04/01/39	100,000	148,364
Verizon Global Funding Corp 7.750% due 12/01/30	50,000	73,253
Vodafone Group PLC (United Kingdom)
4.150% due 06/10/14	50,000	52,478
5.450% due 06/10/19	150,000	182,469
5.625% due 02/27/17	100,000	117,421
7.875% due 02/15/30	50,000	72,517

		5,365,385

Utilities - 1.7%

AGL Capital Corp 3.500% due 09/15/21	50,000	54,164
Alabama Power Co 4.100% due 01/15/42	100,000	102,787
Alliant Energy Corp 4.000% due 10/15/14	50,000	52,712
Ameren Corp 8.875% due 05/15/14	25,000	27,367
American Water Capital Corp 4.300% due 12/01/42	100,000	103,958
Appalachian Power Co 4.600% due 03/30/21	50,000	57,634
Arizona Public Service Co 4.500% due 04/01/42	100,000	106,454
Avista Corp 5.125% due 04/01/22	15,000	18,115
Baltimore Gas & Electric Co 3.500% due 11/15/21	25,000	26,802
Carolina Power & Light Co 5.250% due 12/15/15	100,000	113,485
CenterPoint Energy Houston Electric LLC 2.250% due 08/01/22	100,000	98,427
CenterPoint Energy Resources Corp 5.850% due 01/15/41	50,000	63,341
Commonwealth Edison Co
3.800% due 10/01/42	100,000	98,279
4.000% due 08/01/20	100,000	111,870
Consolidated Edison Co of New York Inc
5.850% due 03/15/36	25,000	31,868
6.650% due 04/01/19	150,000	191,203
Constellation Energy Group Inc 4.550% due 06/15/15	125,000	134,988
Consumers Energy Co 6.700% due 09/15/19	25,000	32,542
Dominion Resources Inc
5.150% due 07/15/15	50,000	55,232
5.200% due 08/15/19	120,000	142,743
DTE Energy Co 7.625% due 05/15/14	100,000	109,219
Duke Energy Carolinas LLC
5.300% due 02/15/40	25,000	30,030
6.100% due 06/01/37	25,000	31,680
7.000% due 11/15/18	100,000	130,978

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-9

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Duke Energy Corp 3.550% due 09/15/21	$100,000	$105,476
Duke Energy Indiana Inc 4.200% due 03/15/42	125,000	127,798
Entergy Corp 4.700% due 01/15/17	150,000	162,591
Entergy Gulf States Louisiana LLC 5.590% due 10/01/24	50,000	58,232
Exelon Generation Co LLC
6.200% due 10/01/17	25,000	29,544
6.250% due 10/01/39	25,000	29,096
FirstEnergy Corp 7.375% due 11/15/31	50,000	64,623
Florida Power & Light Co
5.690% due 03/01/40	35,000	45,661
5.950% due 02/01/38	125,000	166,535
Florida Power Corp 6.350% due 09/15/37	25,000	33,597
Georgia Power Co
2.850% due 05/15/22	100,000	103,116
4.250% due 12/01/19	25,000	28,553
Great Plains Energy Inc 4.850% due 06/01/21	100,000	110,258
Jersey Central Power & Light Co 5.625% due 05/01/16	50,000	56,759
Louisville Gas & Electric Co 1.625% due 11/15/15	50,000	51,485
Metropolitan Edison Co 7.700% due 01/15/19	50,000	63,880
MidAmerican Energy Co 6.750% due 12/30/31	100,000	136,052
MidAmerican Energy Holdings Co 6.125% due 04/01/36	100,000	126,337
Nevada Power Co 6.750% due 07/01/37	50,000	69,409
NextEra Energy Capital Holdings Inc 4.500% due 06/01/21	50,000	55,597
Nisource Finance Corp
5.250% due 02/15/43	100,000	105,948
6.125% due 03/01/22	50,000	59,970
Northern States Power Co
2.150% due 08/15/22	100,000	98,839
3.400% due 08/15/42	125,000	117,896
4.850% due 08/15/40	50,000	57,818
5.350% due 11/01/39	10,000	12,518
NSTAR Electric Co 2.375% due 10/15/22	100,000	99,479
NSTAR LLC 4.500% due 11/15/19	15,000	17,049
Ohio Edison Co 6.875% due 07/15/36	150,000	194,413
Ohio Power Co 5.375% due 10/01/21	30,000	36,381
Oncor Electric Delivery Co LLC
5.300% due 06/01/42	100,000	114,438
7.000% due 05/01/32	50,000	63,617
ONEOK Partners LP 8.625% due 03/01/19	150,000	199,271
Pacific Gas & Electric Co
2.450% due 08/15/22	100,000	99,956
4.800% due 03/01/14	50,000	52,404
6.050% due 03/01/34	100,000	128,941
6.250% due 03/01/39	25,000	33,049
PacifiCorp 4.100% due 02/01/42	50,000	51,835
Pepco Holdings Inc 2.700% due 10/01/15	100,000	103,572
PPL Electric Utilities Corp
2.500% due 09/01/22	100,000	100,555
5.200% due 07/15/41	25,000	29,896

	Principal Amount	Value
Progress Energy Inc
6.000% due 12/01/39	$25,000	$30,291
7.750% due 03/01/31	100,000	136,701
PSEG Power LLC 4.150% due 09/15/21	100,000	109,668
Public Service Co of Colorado 5.125% due 06/01/19	15,000	18,072
Public Service Co of Oklahoma 5.150% due 12/01/19	20,000	23,365
Puget Sound Energy Inc 5.795% due 03/15/40	25,000	31,916
San Diego Gas & Electric Co 3.000% due 08/15/21	100,000	105,964
Sempra Energy
2.000% due 03/15/14	100,000	101,543
6.000% due 10/15/39	25,000	31,635
9.800% due 02/15/19	50,000	70,045
South Carolina Electric & Gas Co 5.450% due 02/01/41	50,000	61,309
Southern California Edison Co
3.875% due 06/01/21	100,000	112,919
4.500% due 09/01/40	50,000	56,438
5.750% due 03/15/14	50,000	53,089
Southern Power Co 5.150% due 09/15/41	40,000	45,086
Southwestern Electric Power Co 6.200% due 03/15/40	50,000	62,630
Tampa Electric Co 6.100% due 05/15/18	35,000	43,580
The Southern Co 4.150% due 05/15/14	50,000	52,394
TransAlta Corp (Canada) 4.750% due 01/15/15	25,000	26,504
Union Electric Co 8.450% due 03/15/39	100,000	171,395
Virginia Electric & Power Co
2.950% due 01/15/22	100,000	105,400
5.000% due 06/30/19	35,000	41,774
8.875% due 11/15/38	25,000	42,643
Wisconsin Electric Power Co 4.250% due 12/15/19	25,000	28,746

		6,891,429

Total Corporate Bonds & Notes (Cost $89,253,123)		94,349,755

MORTGAGE-BACKED SECURITIES - 30.9%

Collateralized Mortgage Obligations - Commercial - 1.7%

Banc of America Commercial Mortgage Trust
5.356% due 10/10/45 "	50,000	57,433
5.369% due 10/10/45 "	50,000	54,601
5.625% due 04/10/49 " §	100,000	117,349
5.634% due 04/10/49 " §	15,609	15,975
Banc of America Merrill Lynch Commercial Mortgage Inc 4.668% due 07/10/43 "	100,000	108,905
Bear Stearns Commercial Mortgage Securities
4.750% due 02/13/46 " §	100,000	106,407
5.537% due 10/12/41 "	100,000	115,443
5.540% due 09/11/41 "	700,000	805,785
Citigroup Commercial Mortgage Trust 5.702% due 12/10/49 " §	200,000	236,416
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.293% due 12/11/49 "	100,000	104,066
5.304% due 01/15/46 " §	100,000	112,224
5.617% due 10/15/48 "	100,000	115,202

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-10

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Commercial Mortgage Pass-Through Certificates
4.982% due 05/10/43 " §	$100,000	$109,559
5.676% due 03/15/39 " §	100,000	113,112
Credit Suisse First Boston Mortgage Securities Corp 5.014% due 02/15/38 " §	50,000	53,929
Greenwich Capital Commercial Funding Corp
4.799% due 08/10/42 " §	100,000	107,155
5.444% due 03/10/39 "	100,000	115,560
5.867% due 07/10/38 " §	100,000	115,090
GS Mortgage Securities Corp II
5.396% due 08/10/38 " §	100,000	105,769
5.553% due 04/10/38 " §	100,000	112,810
JPMorgan Chase Commercial Mortgage Securities Corp
4.404% due 01/12/39 "	505,000	523,245
5.335% due 08/12/37 " §	100,000	109,531
5.336% due 05/15/47 "	100,000	114,801
5.429% due 12/12/43 "	100,000	114,562
5.814% due 06/12/43 " §	200,000	228,717
LB-UBS Commercial Mortgage Trust
4.786% due 10/15/29 " §	500,000	532,039
5.661% due 03/15/39 " §	84,000	95,525
5.865% due 06/15/38 " §	250,000	289,314
5.866% due 09/15/45 " §	100,000	119,706
Merrill Lynch Mortgage Trust 5.684% due 05/12/39 " §	255,000	293,143
Morgan Stanley Capital I Trust
4.989% due 08/13/42 "	50,000	54,719
5.162% due 10/12/52 " §	200,000	222,619
5.208% due 11/14/42 " §	100,000	110,643
5.439% due 02/12/44 "	70,000	73,281
5.514% due 11/12/49 " §	100,000	116,293
5.569% due 12/15/44 "	450,000	510,497
5.809% due 12/12/49 "	125,000	148,884
5.882% due 06/11/49 " §	100,000	118,294
UBS-Barclays Commercial Mortgage Trust 3.525% due 05/10/63 "	250,000	272,217
Wachovia Bank Commercial Mortgage Trust 5.795% due 07/15/45 " §	100,000	111,598

		6,942,418

Fannie Mae - 14.2%

2.846% due 05/01/22 - 01/01/43 "	8,042,715	8,478,001
3.041% due 03/01/41 " §	654,383	686,203
3.047% due 07/01/41 " §	1,022,071	1,069,353
3.307% due 01/01/41 " §	414,216	437,557
3.496% due 08/01/39 " §	83,558	89,290
3.500% due 11/01/25 - 01/01/43 "	8,348,079	8,910,343
4.000% due 09/01/18 - 01/01/43 "	8,520,236	9,155,338
4.500% due 05/01/18 - 01/01/43 "	11,028,143	11,981,109
4.780% due 06/01/38 " §	21,887	23,370
5.000% due 12/01/17 - 01/01/43 "	7,525,111	8,184,587
5.500% due 02/01/24 - 07/01/41 "	5,015,509	5,466,326
5.700% due 09/01/37 " §	115,313	124,993
6.000% due 09/01/34 - 09/01/39 "	2,522,889	2,763,345
6.500% due 09/01/36 - 07/01/38 "	630,169	713,649

		58,083,464

Freddie Mac - 8.1%

2.846% due 11/01/37 " §	89,521	95,437
3.000% due 09/01/26 - 01/01/43 "	5,152,787	5,405,890
3.500% due 03/01/26 - 01/01/43 "	3,185,428	3,387,122
4.000% due 02/01/25 - 01/01/43 "	6,431,151	6,914,661
4.500% due 03/01/23 - 10/01/41 "	5,476,611	5,978,031
5.000% due 03/01/19 - 03/01/41 "	3,769,423	4,104,272
5.500% due 12/01/16 - 04/01/40 "	3,124,738	3,385,877

	Principal Amount	Value
6.000% due 03/01/23 - 01/01/43 "	$2,898,697	$3,155,388
6.500% due 08/01/37 - 04/01/39 "	497,759	566,535

		32,993,213

Government National Mortgage Association - 6.9%

3.000% due 11/15/42 - 01/01/43 "	1,999,132	2,128,181
3.500% due 10/15/41 - 01/01/43 "	4,647,586	5,053,713
4.000% due 06/15/39 - 04/20/42 "	5,060,375	5,550,895
4.500% due 02/15/39 - 01/01/43 "	6,608,627	7,268,347
5.000% due 05/15/38 - 11/15/41 "	4,187,991	4,599,539
5.500% due 04/15/37 - 04/15/40 "	2,142,823	2,353,521
6.000% due 08/15/35 - 12/15/40 "	974,995	1,090,275
6.500% due 10/15/37 - 02/15/39 "	288,441	329,568

		28,374,039

Total Mortgage-Backed Securities (Cost $123,610,877)		126,393,134

ASSET-BACKED SECURITIES - 0.2%

Chase Issuance Trust 1.580% due 08/16/21 "	200,000	201,674
Citibank Credit Card Issuance Trust
4.850% due 03/10/17 "	250,000	273,367
5.650% due 09/20/19 "	100,000	121,201
6.150% due 06/15/39 "	250,000	332,215

Total Asset-Backed Securities (Cost $918,937)		928,457

U.S. GOVERNMENT AGENCY ISSUES - 4.3%

Fannie Mae
0.375% due 03/16/15	500,000	500,939
0.500% due 05/27/15	500,000	502,115
0.750% due 12/19/14	750,000	757,023
0.850% due 07/18/16	100,000	100,034
0.875% due 08/28/14	500,000	505,242
0.875% due 10/26/17	400,000	402,092
1.200% due 03/08/17	100,000	100,206
1.250% due 02/27/14	200,000	202,726
1.250% due 09/28/16	700,000	718,818
1.250% due 01/30/17	500,000	513,093
1.625% due 10/26/15	200,000	207,045
1.750% due 01/30/19	100,000	101,038
2.000% due 09/21/15	100,000	104,442
2.500% due 05/15/14	200,000	206,269
2.625% due 11/20/14	250,000	261,276
2.750% due 02/05/14	325,000	334,399
5.000% due 03/15/16	200,000	229,042
5.000% due 05/11/17	150,000	177,666
5.375% due 06/12/17	200,000	240,739
5.625% due 07/15/37	100,000	144,245
7.125% due 01/15/30	275,000	432,506
Federal Farm Credit Bank
2.625% due 04/17/14	400,000	409,172
3.000% due 09/22/14	50,000	52,399
5.125% due 08/25/16	150,000	174,994
Federal Home Loan Bank
0.375% due 01/29/14	50,000	50,112
0.375% due 08/28/14	250,000	250,088
0.450% due 08/07/14	200,000	200,051
1.375% due 05/28/14	250,000	254,364
2.500% due 06/13/14	250,000	258,240
4.750% due 12/16/16	50,000	58,049
5.000% due 11/17/17	800,000	960,138
5.250% due 06/18/14	100,000	107,395
5.375% due 06/13/14	400,000	429,670
5.375% due 05/18/16	300,000	349,712
5.375% due 08/15/18	200,000	247,047
5.500% due 07/15/36	100,000	137,898

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-11

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Financing Corp Strips 10.700% due 10/06/17	$50,000	$72,161
Freddie Mac
0.350% due 11/26/14	250,000	250,049
0.375% due 04/28/14	400,000	400,923
0.400% due 02/27/14	100,000	100,049
0.500% due 04/17/15	250,000	251,165
0.550% due 02/27/15	100,000	100,071
0.625% due 12/29/14	500,000	503,480
0.800% due 01/13/15	100,000	100,477
0.850% due 01/09/15	100,000	100,012
1.000% due 06/30/15	100,000	100,730
1.000% due 02/24/16	100,000	100,912
1.000% due 07/28/17	250,000	252,794
1.100% due 07/25/17	100,000	100,063
1.375% due 02/25/14	1,000,000	1,013,730
2.000% due 08/25/16	200,000	210,673
2.250% due 01/23/17	100,000	102,296
2.375% due 01/13/22	450,000	470,525
2.500% due 01/07/14	200,000	204,827
2.875% due 02/09/15	100,000	105,415
3.750% due 03/27/19	200,000	231,479
4.750% due 11/17/15	100,000	112,505
4.875% due 06/13/18	400,000	483,457
5.000% due 04/18/17	300,000	354,616
5.125% due 11/17/17	200,000	241,292
6.250% due 07/15/32	125,000	186,259
6.750% due 03/15/31	100,000	153,856
Tennessee Valley Authority
3.500% due 12/15/42	100,000	99,484
3.875% due 02/15/21	65,000	75,488
5.250% due 09/15/39	25,000	32,924
5.375% due 04/01/56	50,000	68,159
6.750% due 11/01/25	150,000	219,275
7.125% due 05/01/30	50,000	76,776

Total U.S. Government Agency Issues (Cost $17,110,643)		17,556,206

U.S. TREASURY OBLIGATIONS - 35.8%

U.S. Treasury Bonds - 5.5%

2.750% due 08/15/42	950,000	914,079
2.750% due 11/15/42	600,000	576,281
3.000% due 05/15/42	850,000	862,883
3.125% due 11/15/41	350,000	365,039
3.125% due 02/15/42	650,000	677,320
3.500% due 02/15/39	300,000	337,969
3.750% due 08/15/41	1,600,000	1,874,250
3.875% due 08/15/40	600,000	718,781
4.250% due 05/15/39	450,000	572,203
4.250% due 11/15/40	750,000	954,610
4.375% due 02/15/38	150,000	193,898
4.375% due 11/15/39	275,000	356,598
4.375% due 05/15/40	525,000	681,187
4.375% due 05/15/41	775,000	1,006,531
4.500% due 02/15/36	250,000	327,891
4.500% due 05/15/38	200,000	263,344
4.500% due 08/15/39	700,000	924,547
4.625% due 02/15/40	625,000	841,699
4.750% due 02/15/41	500,000	687,031
5.000% due 05/15/37	50,000	70,305
5.250% due 11/15/28	300,000	413,766
5.375% due 02/15/31	1,225,000	1,744,668
5.500% due 08/15/28	200,000	282,156
6.125% due 11/15/27	250,000	370,742
6.125% due 08/15/29	50,000	75,617
6.250% due 08/15/23	250,000	358,086
6.250% due 05/15/30	1,050,000	1,620,445
6.375% due 08/15/27	145,000	219,335

	Principal Amount	Value
6.500% due 11/15/26	$100,000	$151,625
6.625% due 02/15/27	100,000	153,578
6.750% due 08/15/26	100,000	154,266
6.875% due 08/15/25	100,000	153,781
7.250% due 05/15/16	250,000	306,914
7.250% due 08/15/22	200,000	300,844
7.500% due 11/15/24	100,000	159,047
7.625% due 11/15/22	500,000	773,203
7.625% due 02/15/25	150,000	241,570
8.000% due 11/15/21	150,000	231,434
8.125% due 08/15/19	200,000	290,922
8.125% due 08/15/21	200,000	308,781
8.750% due 05/15/17	200,000	270,391
8.750% due 05/15/20	100,000	153,453
8.750% due 08/15/20	50,000	77,352
9.125% due 05/15/18	100,000	143,891
9.250% due 02/15/16	100,000	127,422
11.250% due 02/15/15	100,000	123,141

		22,412,876

U.S. Treasury Notes - 30.3%

0.250% due 03/31/14	2,000,000	2,001,250
0.250% due 09/15/14	1,250,000	1,250,440
0.250% due 09/30/14	750,000	750,264
0.250% due 11/30/14	750,000	750,147
0.250% due 12/15/14	500,000	500,078
0.250% due 01/15/15	1,750,000	1,749,727
0.250% due 02/15/15	500,000	499,805
0.375% due 03/15/15	1,500,000	1,503,165
0.375% due 04/15/15	500,000	501,015
0.500% due 08/15/14	2,000,000	2,008,984
0.500% due 10/15/14	2,000,000	2,009,298
0.500% due 07/31/17	500,000	496,875
0.625% due 07/15/14	3,000,000	3,018,867
0.625% due 08/31/17	500,000	499,453
0.625% due 09/30/17	2,100,000	2,095,735
0.625% due 11/30/17	500,000	498,203
0.750% due 06/15/14	300,000	302,379
0.750% due 12/31/17	1,250,000	1,251,757
0.875% due 11/30/16	1,150,000	1,166,262
0.875% due 12/31/16	2,750,000	2,787,383
0.875% due 01/31/17	1,500,000	1,519,921
0.875% due 02/28/17	500,000	506,484
0.875% due 04/30/17	3,500,000	3,542,658
1.000% due 01/15/14	1,000,000	1,008,516
1.000% due 05/15/14	500,000	505,430
1.000% due 08/31/16	350,000	356,645
1.000% due 09/30/16	400,000	407,562
1.000% due 10/31/16	1,000,000	1,018,906
1.250% due 08/31/15	350,000	358,559
1.250% due 09/30/15	800,000	820,062
1.250% due 10/31/15	3,000,000	3,076,407
1.375% due 11/30/15	200,000	205,906
1.375% due 09/30/18	600,000	616,453
1.375% due 11/30/18	500,000	513,047
1.375% due 12/31/18	650,000	666,656
1.375% due 02/28/19	1,250,000	1,280,274
1.500% due 06/30/16	2,500,000	2,591,212
1.500% due 03/31/19	3,000,000	3,092,580
1.625% due 08/15/22	2,025,000	2,009,812
1.625% due 11/15/22	850,000	839,774
1.750% due 01/31/14	250,000	254,209
1.750% due 03/31/14	500,000	509,570
1.750% due 07/31/15	400,000	414,656
1.750% due 05/31/16	450,000	470,039
1.750% due 05/15/22	1,250,000	1,259,570
1.875% due 02/28/14	2,425,000	2,472,079
1.875% due 04/30/14	2,125,000	2,171,901
1.875% due 06/30/15	500,000	519,453
1.875% due 08/31/17	400,000	422,406

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-12

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
1.875% due 09/30/17	$600,000	$633,469
1.875% due 10/31/17	1,700,000	1,795,360
2.000% due 01/31/16	1,050,000	1,102,008
2.000% due 04/30/16	300,000	315,586
2.000% due 11/15/21	1,000,000	1,036,953
2.000% due 02/15/22	600,000	619,922
2.125% due 11/30/14	2,950,000	3,054,979
2.125% due 05/31/15	1,700,000	1,773,977
2.125% due 12/31/15	200,000	210,484
2.125% due 02/29/16	250,000	263,633
2.125% due 08/15/21	1,600,000	1,680,750
2.250% due 05/31/14	1,000,000	1,028,594
2.250% due 01/31/15	1,040,000	1,082,738
2.250% due 03/31/16	250,000	264,902
2.250% due 11/30/17	700,000	752,555
2.250% due 07/31/18	1,400,000	1,507,407
2.375% due 08/31/14	1,200,000	1,242,610
2.375% due 09/30/14	300,000	311,180
2.375% due 10/31/14	4,950,000	5,141,426
2.375% due 02/28/15	1,500,000	1,567,617
2.375% due 03/31/16	1,100,000	1,169,609
2.375% due 07/31/17	400,000	431,281
2.375% due 05/31/18	300,000	324,891
2.500% due 03/31/15	100,000	104,984
2.500% due 04/30/15	500,000	525,547
2.500% due 06/30/17	300,000	324,984
2.625% due 06/30/14	300,000	310,746
2.625% due 07/31/14	700,000	726,442
2.625% due 12/31/14	400,000	418,938
2.625% due 02/29/16	100,000	107,016
2.625% due 04/30/16	500,000	536,328
2.625% due 01/31/18	1,000,000	1,094,141
2.625% due 04/30/18	500,000	547,734
2.625% due 08/15/20	800,000	877,625
2.625% due 11/15/20	1,000,000	1,096,641
2.750% due 11/30/16	500,000	543,125
2.750% due 05/31/17	400,000	437,312
2.750% due 12/31/17	1,000,000	1,100,156
2.750% due 02/28/18	100,000	110,133
2.750% due 02/15/19	1,050,000	1,162,055
2.875% due 03/31/18	1,000,000	1,108,281
3.000% due 08/31/16	400,000	436,469
3.000% due 09/30/16	1,500,000	1,639,453
3.000% due 02/28/17	1,200,000	1,319,813
3.125% due 10/31/16	200,000	219,844
3.125% due 01/31/17	950,000	1,048,711
3.125% due 04/30/17	250,000	276,992
3.125% due 05/15/19	460,000	520,591
3.125% due 05/15/21	1,750,000	1,982,696
3.250% due 06/30/16	250,000	274,258
3.250% due 07/31/16	250,000	274,726
3.250% due 12/31/16	350,000	387,598
3.250% due 03/31/17	150,000	166,805
3.375% due 11/15/19	750,000	861,504
3.500% due 02/15/18	900,000	1,024,453
3.500% due 05/15/20	650,000	754,254
3.625% due 08/15/19	675,000	785,479
3.625% due 02/15/20	750,000	875,508
3.625% due 02/15/21	700,000	821,024
3.750% due 11/15/18	375,000	436,465
3.875% due 05/15/18	200,000	232,344
4.000% due 02/15/14	200,000	208,500
4.000% due 02/15/15	2,350,000	2,534,696
4.000% due 08/15/18	150,000	176,180
4.125% due 05/15/15	1,050,000	1,144,418
4.250% due 08/15/14	1,000,000	1,064,922
4.250% due 11/15/14	200,000	214,867
4.250% due 08/15/15	250,000	275,488
4.250% due 11/15/17	900,000	1,053,633
4.500% due 11/15/15	1,500,000	1,677,304

	Principal Amount	Value
4.500% due 02/15/16	$300,000	$338,133
4.500% due 05/15/17	1,000,000	1,167,735
4.625% due 11/15/16	100,000	115,703
4.625% due 02/15/17	300,000	349,641
4.750% due 05/15/14	1,100,000	1,168,020
4.875% due 08/15/16	200,000	231,516
5.125% due 05/15/16	600,000	693,844

		124,269,540

Total U.S. Treasury Obligations (Cost $141,729,881)		146,682,416

FOREIGN GOVERNMENT BONDS & NOTES - 1.8%

Brazilian Government (Brazil)
2.625% due 01/05/23	250,000	251,625
5.625% due 01/07/41	25,000	32,875
7.125% due 01/20/37	200,000	307,000
8.000% due 01/15/18	152,778	177,796
8.875% due 10/14/19	100,000	145,125
10.125% due 05/15/27	100,000	183,500
Canada Government (Canada)
0.875% due 02/14/17	100,000	100,879
2.375% due 09/10/14	50,000	51,796
China Development Bank Corp (China) 5.000% due 10/15/15	100,000	110,577
Colombia Government (Colombia)
4.375% due 07/12/21	100,000	115,400
6.125% due 01/18/41	100,000	137,800
7.375% due 03/18/19	100,000	131,950
Export Development Canada (Canada) 1.500% due 05/15/14	100,000	101,705
Hydro-Quebec (Canada)
2.000% due 06/30/16	100,000	104,277
8.400% due 01/15/22	100,000	143,584
Israel Government AID Bond (Israel) 5.500% due 04/26/24	25,000	33,119
Israel Government (Israel) 5.125% due 03/26/19	100,000	116,945
Italy Government (Italy)
4.500% due 01/21/15	2,000	2,091
5.250% due 09/20/16	450,000	478,683
5.375% due 06/15/33	100,000	100,707
Japan Bank for International Cooperation (Japan)
1.875% due 09/24/15	100,000	103,775
2.125% due 02/07/19	200,000	208,069
Japan Finance Organization for Municipalities (Japan) 5.000% due 05/16/17	100,000	116,982
Mexico Government (Mexico)
3.625% due 03/15/22	296,000	324,490
4.750% due 03/08/44	264,000	298,980
5.750% due 10/12/10	34,000	41,140
5.875% due 02/17/14	200,000	210,500
6.750% due 09/27/34	125,000	180,625
Panama Government (Panama)
5.200% due 01/30/20	25,000	29,988
6.700% due 01/26/36	100,000	142,500
Peruvian Government (Peru) 7.125% due 03/30/19	200,000	262,800
Poland Government (Poland) 6.375% due 07/15/19	200,000	250,094
Province of British Columbia (Canada)
1.200% due 04/25/17	100,000	101,868
2.650% due 09/22/21	100,000	105,299
Province of Manitoba (Canada) 2.625% due 07/15/15	100,000	105,457
Province of Ontario (Canada)
1.100% due 10/25/17	250,000	250,474
1.375% due 01/27/14	150,000	151,671

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-13

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
2.300% due 05/10/16	$100,000	$105,275
2.700% due 06/16/15	125,000	131,668
2.950% due 02/05/15	200,000	210,304
4.000% due 10/07/19	150,000	172,300
Province of Quebec (Canada)
2.750% due 08/25/21	100,000	104,550
5.125% due 11/14/16	100,000	116,501
7.500% due 09/15/29	25,000	38,041
Republic of South Korea (South Korea)
5.750% due 04/16/14	50,000	53,122
7.125% due 04/16/19	100,000	129,966
South Africa Government (South Africa)
4.665% due 01/17/24	100,000	113,500
6.875% due 05/27/19	100,000	125,900
Uruguay Government (Uruguay)
4.125% due 11/20/45	143,467	143,969
6.875% due 09/28/25	100,000	140,500

Total Foreign Government Bonds & Notes (Cost $6,914,804)		7,297,742

MUNICIPAL BONDS - 0.9%

American Municipal Power Inc OH ‘B’ 6.449% due 02/15/44	25,000	29,917
Bay Area Toll Authority CA
6.263% due 04/01/49	25,000	34,647
7.043% due 04/01/50	50,000	72,937
Central Puget Sound Regional Transit Authority WA 5.491% due 11/01/39	25,000	31,186
City of New York NY 5.517% due 10/01/37	40,000	49,468
City of New York NY ‘D’ 5.985% due 12/01/36	100,000	126,981
City of San Francisco CA Public Utilities Commission Water Revenue
6.000% due 11/01/40	25,000	31,248
Commonwealth of Massachusetts
4.910% due 05/01/29	100,000	117,008
5.456% due 12/01/39	25,000	31,447
Dallas Independent School District TX ‘C’ 6.450% due 02/15/35	50,000	62,914
Denver City & County School District No. 1 CO ‘C’ 5.664% due 12/01/33	100,000	125,695
Government Development Bank for Puerto Rico ‘A’
3.448% due 02/01/15	100,000	99,243
Illinois State Toll Highway Authority ‘B’ 5.851% due 12/01/34	25,000	31,121
Los Angeles Unified School District CA 6.758% due 07/01/34	100,000	133,579
Metropolitan Transportation Authority NY
5.871% due 11/15/39	25,000	29,470
6.668% due 11/15/39	55,000	71,723
Municipal Electric Authority GA 6.637% due 04/01/57	25,000	29,888
New Jersey Transportation Trust Fund Authority 6.104% due 12/15/28	150,000	171,411
New York City Municipal Water Finance Authority NY
5.952% due 06/15/42	50,000	66,799
6.011% due 06/15/42	10,000	13,451
New York City Transitional Finance Authority Revenue NY 5.572% due 11/01/38	30,000	37,419
New York State Urban Development Corp 5.770% due 03/15/39	25,000	30,656

	Principal Amount	Value
Orange County Local Transportation Authority Revenue CA ‘A’ 6.908% due 02/15/41	$100,000	$140,063
Pennsylvania Turnpike Commission
6.105% due 12/01/39	25,000	31,506
Pennsylvania Turnpike Commission ‘B’
5.511% due 12/01/45	75,000	89,345
Philadelphia Authority for Industrial Development PA 3.964% due 04/15/26	55,000	55,303
Port Authority of New York & New Jersey 5.647% due 11/01/40	150,000	183,759
San Diego County Regional Transportation Commission Build America Bonds CA 5.911% due 04/01/48	50,000	66,143
State of California
4.850% due 10/01/14	50,000	53,180
5.750% due 03/01/17	50,000	57,401
6.200% due 10/01/19	25,000	30,497
7.500% due 04/01/34	50,000	69,587
7.550% due 04/01/39	150,000	216,420
7.600% due 11/01/40	270,000	394,705
7.625% due 03/01/40	40,000	57,828
State of Connecticut
5.090% due 10/01/30	50,000	57,498
State of Connecticut ‘B’
5.459% due 11/01/30	50,000	59,692
State of Illinois
5.100% due 06/01/33	100,000	99,016
5.665% due 03/01/18	200,000	228,058
6.725% due 04/01/35	100,000	114,550
State of Utah ‘D’ 4.554% due 07/01/24	15,000	17,604
State of Washington ‘D’ 5.481% due 08/01/39	25,000	31,512
Texas State Transportation Commission 5.178% due 04/01/30	25,000	30,606
University of California 4.858% due 05/15/12	100,000	105,542

Total Municipal Bonds (Cost $3,197,184)		3,618,023

	Shares

SHORT-TERM INVESTMENT - 8.3%

Money Market Fund - 8.3%

Federated Prime Obligations Fund	33,868,457	33,868,457

Total Short-Term Investment (Cost $33,868,457)		33,868,457

TOTAL INVESTMENTS - 105.2% (Cost $416,603,906)		430,694,190

OTHER ASSETS & LIABILITIES, NET - (5.2%)		(21,233,262)

NET ASSETS - 100.0%		$409,460,928

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-14

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

U.S. Treasury Obligations	35.8%
Mortgage-Backed Securities	30.9%
Corporate Bonds & Notes	23.0%
Short-Term Investment	8.3%
U.S. Government Agency Issues	4.3%
Foreign Government Bonds & Notes	1.8%
Municipal Bonds	0.9%
Asset-Backed Securities	0.2%

	105.2%
Other Assets & Liabilities, Net	(5.2%	)

	100.0%

(b)	As of December 31, 2012, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

AAA	3.5%
AA/U.S. Government & Agency Issues	75.0%
A	11.7%
BBB	9.0%
BB	0.5%
Not Rated	0.3%

100.0%

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$94,349,755	$-	$94,072,049	$277,706
	Mortgage-Backed Securities	126,393,134	-	126,393,134	-
	Asset-Backed Securities	928,457	-	928,457	-
	U.S. Government Agency Issues	17,556,206	-	17,556,206	-
	U.S. Treasury Obligations	146,682,416	-	146,682,416	-
	Foreign Government Bonds & Notes	7,297,742	-	7,297,742	-
	Municipal Bonds	3,618,023	-	3,618,023	-
	Short-Term Investment	33,868,457	33,868,457	-	-

	Total	$430,694,190	$33,868,457	$396,548,027	$277,706

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-15

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments

December 31, 2012

	Principal Amount	Value
CORPORATE BONDS & NOTES - 97.6%

Consumer Discretionary - 20.0%

Affinia Group Inc 9.000% due 11/30/14	$50,000	$50,125
Affinion Group Inc 7.875% due 12/15/18	100,000	76,750
Allbritton Communications Co 8.000% due 05/15/18	25,000	27,250
Allison Transmission Inc 7.125% due 05/15/19 ~	50,000	53,625
Altegrity Inc 10.500% due 11/01/15 ~	50,000	44,000
AMC Entertainment Inc
8.750% due 06/01/19	100,000	111,250
9.750% due 12/01/20	100,000	116,000
AMC Networks Inc
4.750% due 12/15/22	68,000	68,680
7.750% due 07/15/21	100,000	115,000
American Axle & Manufacturing Inc
7.875% due 03/01/17	100,000	103,750
9.250% due 01/15/17 ~	65,000	72,475
Ameristar Casinos Inc 7.500% due 04/15/21	70,000	76,212
ARAMARK Corp 8.500% due 02/01/15	125,000	125,782
Armored Autogroup Inc 9.250% due 11/01/18	25,000	21,313
AutoNation Inc 5.500% due 02/01/20	100,000	107,875
Beazer Homes USA Inc
6.875% due 07/15/15	50,000	50,375
9.125% due 05/15/19	50,000	52,562
Belo Corp 8.000% due 11/15/16	25,000	27,344
Best Buy Co Inc 5.500% due 03/15/21	100,000	85,250
Boyd Gaming Corp 9.125% due 12/01/18	100,000	102,500
Brookfield Residential Properties Inc (Canada) 6.500% due 12/15/20 ~	140,000	144,200
Brunswick Corp 11.250% due 11/01/16 ~	100,000	113,375
Burger King Corp 9.875% due 10/15/18	100,000	115,000
Burlington Coat Factory Warehouse Corp 10.000% due 02/15/19	100,000	108,500
Cablevision Systems Corp
5.875% due 09/15/22	100,000	100,625
7.750% due 04/15/18	100,000	111,750
8.000% due 04/15/20	100,000	113,125
Caesars Entertainment Operating Co Inc
5.625% due 06/01/15	100,000	88,000
6.500% due 06/01/16	100,000	61,000
8.500% due 02/15/20	100,000	99,562
9.000% due 02/15/20 ~	100,000	100,500
10.000% due 12/15/18	450,000	299,125
10.750% due 02/01/16	50,000	40,750
11.250% due 06/01/17	200,000	215,250
12.750% due 04/15/18	150,000	111,375
Carlson Wagonlit BV (Netherlands) 6.875% due 06/15/19 ~	200,000	212,000
CCO Holdings LLC
5.125% due 02/15/23	125,000	125,312
5.250% due 09/30/22	100,000	101,750
7.000% due 01/15/19	150,000	162,562
7.375% due 06/01/20	250,000	278,750
7.875% due 04/30/18	150,000	162,187
8.125% due 04/30/20	206,000	231,750

	Principal Amount	Value
Cengage Learning Acquisitions Inc
10.500% due 01/15/15 ~	$100,000	$34,500
11.500% due 04/15/20 ~	100,000	86,750
12.000% due 06/30/19 ~	100,000	46,000
Cequel Communications Holdings I LLC
6.375% due 09/15/20 ~	67,000	70,099
8.625% due 11/15/17 ~	135,000	145,125
CHC Helicopter SA (Luxembourg) 9.250% due 10/15/20	100,000	105,750
Chrysler Group LLC 8.250% due 06/15/21	340,000	375,700
Cinemark USA Inc 8.625% due 06/15/19	150,000	166,875
CityCenter Holdings LLC
7.625% due 01/15/16	100,000	107,500
10.750% due 01/15/17	118,045	122,818
CKE Restaurants Inc 11.375% due 07/15/18	80,000	92,400
Claire’s Stores Inc
8.875% due 03/15/19	50,000	47,500
9.000% due 03/15/19 ~	150,000	161,625
Clear Channel Communications Inc
5.500% due 12/15/16	100,000	60,000
9.000% due 12/15/19 ~	200,000	184,000
9.000% due 03/01/21	150,000	134,625
10.750% due 08/01/16	150,000	114,000
Clear Channel Worldwide Holdings Inc
6.500% due 11/15/22 ~	257,000	267,062
7.625% due 03/15/20	200,000	202,500
Cooper-Standard Automotive Inc 8.500% due 05/01/18	25,000	27,000
Cumulus Media Holdings Inc 7.750% due 05/01/19	100,000	98,750
D.R. Horton Inc 5.250% due 02/15/15	150,000	158,625
Dana Holding Corp 6.500% due 02/15/19	100,000	107,250
Delphi Corp 6.125% due 05/15/21	150,000	167,250
DineEquity Inc 9.500% due 10/30/18	50,000	57,062
DISH DBS Corp
4.625% due 07/15/17	250,000	261,875
5.000% due 03/15/23 ~	239,000	240,195
6.625% due 10/01/14	100,000	107,750
6.750% due 06/01/21	350,000	400,750
7.125% due 02/01/16	200,000	225,000
Dollar General Corp 4.125% due 07/15/17	100,000	105,500
Easton-Bell Sports Inc 9.750% due 12/01/16	10,000	10,764
Exide Technologies 8.625% due 02/01/18	100,000	85,250
Gannett Co Inc 6.375% due 09/01/15	50,000	55,250
Hanesbrands Inc 8.000% due 12/15/16	82,000	90,200
Icahn Enterprises LP
7.750% due 01/15/16	50,000	52,062
8.000% due 01/15/18	335,000	361,381
Interactive Data Corp 10.250% due 08/01/18	60,000	67,800
Isle of Capri Casinos Inc 7.750% due 03/15/19	50,000	54,125
J.C. Penney Co Inc
5.650% due 06/01/20	150,000	130,875
6.375% due 10/15/36	51,000	38,505
7.400% due 04/01/37	63,000	52,920
Jaguar Land Rover PLC (United Kingdom) 7.750% due 05/15/18 ~	150,000	164,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-16

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Jarden Corp
6.125% due 11/15/22	$100,000	$108,500
7.500% due 05/01/17	75,000	84,844
Jo-Ann Stores Inc 8.125% due 03/15/19 ~	50,000	51,125
K Hovnanian Enterprises Inc
7.250% due 10/15/20 ~	100,000	108,000
9.125% due 11/15/20 ~	100,000	106,500
KB Home
6.250% due 06/15/15	24,000	25,620
8.000% due 03/15/20	100,000	114,000
Lamar Media Corp
7.875% due 04/15/18	130,000	144,300
9.750% due 04/01/14	75,000	82,500
Landry’s Inc 9.375% due 05/01/20 ~	100,000	106,000
Laureate Education Inc 9.250% due 09/01/19 ~	213,000	223,650
Lear Corp 7.875% due 03/15/18	45,000	49,163
Lennar Corp 5.600% due 05/31/15	250,000	267,500
Levi Strauss & Co 7.625% due 05/15/20	100,000	109,500
Libbey Glass Inc 6.875% due 05/15/20	100,000	108,000
Liberty Interactive LLC 8.250% due 02/01/30	100,000	109,500
Limited Brands Inc
6.625% due 04/01/21	250,000	287,500
6.900% due 07/15/17	100,000	115,250
8.500% due 06/15/19	100,000	122,500
LIN Television Corp 8.375% due 04/15/18	50,000	55,000
Live Nation Entertainment Inc 8.125% due 05/15/18 ~	25,000	27,063
Marina District Finance Co Inc 9.500% due 10/15/15	100,000	97,500
Mediacom Broadband LLC 6.375% due 04/01/23 ~	100,000	102,250
Mediacom LLC 9.125% due 08/15/19	50,000	55,625
MGM Resorts International
6.625% due 12/15/21	119,000	119,149
7.625% due 01/15/17	200,000	215,000
7.750% due 03/15/22	100,000	107,500
8.625% due 02/01/19 ~	100,000	112,000
10.000% due 11/01/16	250,000	290,625
Michaels Stores Inc 7.750% due 11/01/18	200,000	220,500
Mohegan Tribal Gaming Authority 10.500% due 12/15/16 ~	200,000	198,000
Nara Cable Funding Ltd (Ireland) 8.875% due 12/01/18 ~	200,000	204,500
NCL Corp Ltd (Bermuda) 11.750% due 11/15/16	200,000	227,000
Netflix Inc 8.500% due 11/15/17	25,000	26,688
Party City Holdings Inc 8.875% due 08/01/20 ~	125,000	134,687
Penn National Gaming Inc 8.750% due 08/15/19	75,000	85,875
Penske Automotive Group Inc 5.750% due 10/01/22 ~	100,000	103,500
Petco Animal Supplies Inc 9.250% due 12/01/18 ~	50,000	55,750
Pinnacle Entertainment Inc 7.750% due 04/01/22	100,000	107,000
ProQuest LLC 9.000% due 10/15/18 ~	50,000	47,500

	Principal Amount	Value
PulteGroup Inc 6.000% due 02/15/35	$100,000	$93,500
PVH Corp
4.500% due 12/15/22	56,000	56,840
7.375% due 05/15/20	100,000	112,625
Quebecor Media Inc (Canada)
5.750% due 01/15/23 ~	100,000	105,875
7.750% due 03/15/16	54,000	55,485
Quiksilver Inc 6.875% due 04/15/15	100,000	98,750
Radio One Inc 12.500% due 05/24/16	53,451	48,240
Regal Entertainment Group 9.125% due 08/15/18	50,000	56,000
Royal Caribbean Cruises Ltd (Liberia)
5.250% due 11/15/22	144,000	153,000
7.250% due 06/15/16	100,000	113,500
Sabre Holdings Corp 8.350% due 03/15/16	50,000	53,500
Sabre Inc 8.500% due 05/15/19 ~	100,000	106,875
Salem Communications Corp 9.625% due 12/15/16	19,000	21,138
Sally Holdings LLC
5.750% due 06/01/22	50,000	54,500
6.875% due 11/15/19	100,000	111,000
Scientific Games Corp 8.125% due 09/15/18	100,000	110,500
Sealy Mattress Co 10.875% due 04/15/16 ~	44,000	46,750
Sears Holdings Corp 6.625% due 10/15/18	100,000	91,500
Seneca Gaming Corp 8.250% due 12/01/18 ~	100,000	106,000
Serta Simmons Holdings LLC 8.125% due 10/01/20 ~	200,000	201,000
Service Corp International
7.000% due 06/15/17	100,000	115,500
7.000% due 05/15/19	100,000	110,000
ServiceMaster Co
7.000% due 08/15/20 ~	78,000	78,585
8.000% due 02/15/20	100,000	104,750
Shea Homes LP 8.625% due 05/15/19	100,000	111,000
Sinclair Television Group Inc 6.125% due 10/01/22 ~	200,000	213,250
Sirius XM Radio Inc 5.250% due 08/15/22 ~	200,000	203,000
Six Flags Entertainment Corp 5.250% due 01/15/21 ~	74,000	74,185
Spanish Broadcasting System Inc 12.500% due 04/15/17 ~	100,000	107,750
Stanadyne Corp 10.000% due 08/15/14	25,000	23,313
Standard Pacific Corp 8.375% due 05/15/18	150,000	174,750
Studio City Finance Ltd (United Kingdom) 8.500% due 12/01/20 ~	250,000	262,656
Taylor Morrison Communities Inc 7.750% due 04/15/20 ~	50,000	53,250
Tenneco Inc 6.875% due 12/15/20	100,000	109,375
The Goodyear Tire & Rubber Co
7.000% due 05/15/22	100,000	107,750
8.250% due 08/15/20	100,000	110,250
The Gymboree Corp 9.125% due 12/01/18	50,000	44,750
The Jones Group Inc 6.125% due 11/15/34	100,000	86,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-17

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
The McClatchy Co 9.000% due 12/15/22 ~	$196,000	$201,145
The Ryland Group Inc 6.625% due 05/01/20	100,000	111,500
Toll Brothers Finance Corp 8.910% due 10/15/17	100,000	126,354
Toys R Us Inc
7.375% due 09/01/16 ~	100,000	102,750
10.375% due 08/15/17	100,000	104,750
Toys R Us Property Co I LLC 10.750% due 07/15/17	100,000	108,250
Toys R Us Property Co II LLC 8.500% due 12/01/17	25,000	26,625
Travelport LLC 9.000% due 03/01/16	100,000	78,000
TRW Automotive Inc 8.875% due 12/01/17 ~	100,000	110,500
Unitymedia Hessen GmbH & Co KG (Germany) 5.500% due 01/15/23 ~	200,000	207,500
Univision Communications Inc
6.750% due 09/15/22 ~	200,000	207,500
6.875% due 05/15/19 ~	50,000	52,250
7.875% due 11/01/20 ~	100,000	108,750
8.500% due 05/15/21 ~	50,000	51,875
Videotron Ltd (Canada) 5.000% due 07/15/22	200,000	210,750
Virgin Media Finance PLC (United Kingdom) 5.250% due 02/15/22	200,000	213,000
Visant Corp 10.000% due 10/01/17	20,000	18,050
Visteon Corp 6.750% due 04/15/19	90,000	96,300
VWR Funding Inc 7.250% due 09/15/17 ~	150,000	158,250
WideOpenWest Finance LLC 10.250% due 07/15/19 ~	82,000	87,535
WMG Acquisition Corp 11.500% due 10/01/18	100,000	116,000
Wynn Las Vegas LLC
5.375% due 03/15/22	100,000	106,750
7.750% due 08/15/20	180,000	206,100
YCC Holdings LLC 10.250% due 02/15/16	100,000	103,760

		21,947,884

Consumer Staples - 4.8%

Alliance One International Inc 10.000% due 07/15/16	100,000	105,750
Bumble Bee Acquisition Corp 9.000% due 12/15/17 ~	23,000	24,840
C&S Group Enterprises LLC 8.375% due 05/01/17 ~	90,000	95,625
Central Garden & Pet Co 8.250% due 03/01/18	50,000	53,125
Constellation Brands Inc
6.000% due 05/01/22	100,000	115,000
7.250% due 05/15/17	200,000	236,500
Cott Beverages Inc 8.375% due 11/15/17	25,000	27,313
Dean Foods Co 9.750% due 12/15/18	100,000	115,500
Del Monte Corp 7.625% due 02/15/19	100,000	104,750
Dole Food Co Inc 8.000% due 10/01/16 ~	100,000	104,500
Harbinger Group Inc 7.875% due 07/15/19 ~	120,000	119,550

	Principal Amount	Value
Innovation Ventures LLC 9.500% due 08/15/19 ~	$100,000	$94,500
JBS USA LLC
8.250% due 02/01/20 ~	150,000	159,750
11.625% due 05/01/14	100,000	112,000
Michael Foods Group Inc 9.750% due 07/15/18	50,000	55,500
NBTY Inc 9.000% due 10/01/18	200,000	227,000
New Albertsons Inc 7.750% due 06/15/26	100,000	56,750
Pinnacle Foods Finance LLC
8.250% due 09/01/17	100,000	107,000
9.250% due 04/01/15	19,000	19,380
Post Holdings Inc 7.375% due 02/15/22 ~	150,000	165,094
Revlon Consumer Products Corp 9.750% due 11/15/15	50,000	52,875
Reynolds Group Issuer Inc
5.750% due 10/15/20 ~	335,000	346,725
6.875% due 02/15/21	150,000	162,375
7.875% due 08/15/19	200,000	223,500
8.250% due 02/15/21	100,000	102,000
8.500% due 05/15/18	100,000	103,000
9.000% due 04/15/19	200,000	209,000
9.875% due 08/15/19	200,000	215,000
Rite Aid Corp
8.000% due 08/15/20	100,000	114,750
9.500% due 06/15/17	250,000	262,187
10.250% due 10/15/19	50,000	57,250
Smithfield Foods Inc
6.625% due 08/15/22	100,000	110,750
7.750% due 07/01/17	100,000	117,000
Spectrum Brands Escrow Corp 6.375% due 11/15/20 ~	100,000	105,250
Spectrum Brands Inc 9.500% due 06/15/18	150,000	171,000
Stater Bros Holdings Inc 7.375% due 11/15/18	50,000	54,250
SUPERVALU Inc 8.000% due 05/01/16	250,000	239,375
The Pantry Inc 8.375% due 08/01/20 ~	100,000	105,000
Tops Holding Corp
8.875% due 12/15/17 ~	100,000	104,250
10.125% due 10/15/15	100,000	105,562
U.S. Foods Inc 8.500% due 06/30/19 ~	220,000	225,500

		5,286,026

Energy - 14.8%

Access Midstream Partners LP
4.875% due 05/15/23	210,000	213,412
6.125% due 07/15/22	100,000	108,250
Afren PLC (United Kingdom) 11.500% due 02/01/16 ~	100,000	116,500
Alpha Natural Resources Inc
6.000% due 06/01/19	100,000	92,500
6.250% due 06/01/21	100,000	92,000
Antero Resources Finance Corp 7.250% due 08/01/19	75,000	82,125
Arch Coal Inc
7.250% due 06/15/21	150,000	139,125
8.750% due 08/01/16	200,000	209,000
Atlas Pipeline Partners LP 6.625% due 10/01/20 ~	100,000	104,000
Basic Energy Services Inc 7.750% due 10/15/22 ~	100,000	98,000
Berry Petroleum Co
6.375% due 09/15/22	90,000	94,050
6.750% due 11/01/20	50,000	54,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-18

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Bill Barrett Corp 7.625% due 10/01/19	$100,000	$106,000
BreitBurn Energy Partners LP 7.875% due 04/15/22 ~	100,000	104,250
Bristow Group Inc 6.250% due 10/15/22	100,000	107,375
Calumet Specialty Products Partners LP 9.375% due 05/01/19	100,000	109,000
Carrizo Oil & Gas Inc 8.625% due 10/15/18	100,000	108,500
CCS Inc (Canada) 11.000% due 11/15/15 ~	50,000	50,125
Chaparral Energy Inc 9.875% due 10/01/20	100,000	114,250
Chesapeake Energy Corp
6.125% due 02/15/21	200,000	208,500
6.500% due 08/15/17	400,000	436,000
6.625% due 08/15/20	100,000	107,750
Chesapeake Oilfield Operating LLC 6.625% due 11/15/19 ~	100,000	94,750
Cie Generale de Geophysique-Veritas (France) 9.500% due 05/15/16	125,000	134,687
Cimarex Energy Co 5.875% due 05/01/22	100,000	110,000
CITIC Resources Finance Ltd (United Kingdom) 6.750% due 05/15/14 ~	100,000	106,000
Cloud Peak Energy Resources LLC 8.250% due 12/15/17	25,000	26,875
Coffeyville Resources LLC 10.875% due 04/01/17 ~	50,000	55,250
Comstock Resources Inc 7.750% due 04/01/19	100,000	102,000
Concho Resources Inc
5.500% due 04/01/23	100,000	105,250
6.500% due 01/15/22	200,000	221,000
7.000% due 01/15/21	30,000	33,600
Connacher Oil & Gas Ltd (Canada) 8.500% due 08/01/19 ~	100,000	69,000
CONSOL Energy Inc
8.000% due 04/01/17	185,000	201,187
8.250% due 04/01/20	75,000	81,563
Continental Resources Inc
5.000% due 09/15/22	200,000	216,500
7.125% due 04/01/21	10,000	11,350
7.375% due 10/01/20	25,000	28,375
Copano Energy LLC 7.750% due 06/01/18	50,000	52,938
Crosstex Energy LP 8.875% due 02/15/18	105,000	113,925
CVR Refining LLC 6.500% due 11/01/22 ~	100,000	100,000
Denbury Resources Inc
6.375% due 08/15/21	100,000	110,500
8.250% due 02/15/20	110,000	124,300
Drill Rigs Holdings Inc 6.500% due 10/01/17 ~	56,000	56,000
El Paso LLC
6.500% due 09/15/20	100,000	113,316
7.750% due 01/15/32	150,000	176,644
Enbridge Energy Partners LP 8.050% due 10/01/77 §	50,000	56,830
Energy Transfer Equity LP 7.500% due 10/15/20	195,000	226,200
Energy XXI Gulf Coast Inc 9.250% due 12/15/17	100,000	114,750
Enterprise Products Operating LLC 7.034% due 01/15/68 §	100,000	114,623

	Principal Amount	Value
EP Energy LLC 9.375% due 05/01/20	$250,000	$283,125
EPE Holdings LLC 8.125% due 12/15/17 ~	100,000	99,375
EXCO Resources Inc 7.500% due 09/15/18	35,000	34,125
Expro Finance Luxembourg SCA (Luxembourg) 8.500% due 12/15/16 ~	150,000	157,500
Exterran Holdings Inc 7.250% due 12/01/18	50,000	53,250
Foresight Energy LLC 9.625% due 08/15/17 ~	95,000	102,125
Forest Oil Corp
7.500% due 09/15/20 ~	100,000	105,500
8.500% due 02/15/14	50,000	53,250
FTS International Services LLC 8.125% due 11/15/18 ~	18,000	18,675
Halcon Resources Corp 9.750% due 07/15/20 ~	95,000	103,075
Harvest Operations Corp (Canada) 6.875% due 10/01/17	125,000	139,375
Helix Energy Solutions Group Inc 9.500% due 01/15/16 ~	29,000	29,798
Hercules Offshore Inc 10.250% due 04/01/19 ~	100,000	110,000
Hiland Partners LP 7.250% due 10/01/20 ~	100,000	107,500
Hilcorp Energy I LP 7.625% due 04/15/21 ~	100,000	109,500
Holly Energy Partners LP 6.500% due 03/01/20 ~	100,000	107,500
HollyFrontier Corp 9.875% due 06/15/17	25,000	27,188
Inergy Midstream LP 6.000% due 12/15/20 ~	27,000	27,945
Key Energy Services Inc 6.750% due 03/01/21 ~	100,000	100,000
Kinder Morgan Finance Co LLC 6.000% due 01/15/18 ~	150,000	165,564
Kinder Morgan Finance Co ULC (Canada) 5.700% due 01/05/16	100,000	109,789
Kodiak Oil & Gas Corp (Canada) 8.125% due 12/01/19	100,000	110,750
Laredo Petroleum Inc 9.500% due 02/15/19	50,000	56,125
Linn Energy LLC
6.250% due 11/01/19 ~	250,000	252,500
6.500% due 05/15/19	100,000	101,500
8.625% due 04/15/20	175,000	191,625
MarkWest Energy Partners LP
6.250% due 06/15/22	100,000	110,500
6.500% due 08/15/21	150,000	164,625
MEG Energy Corp (Canada) 6.500% due 03/15/21 ~	100,000	105,750
Midstates Petroleum Co Inc 10.750% due 10/01/20 ~	59,000	62,983
MIE Holdings Corp (Cayman) 9.750% due 05/12/16 ~	200,000	219,000
Milagro Oil & Gas Inc 10.500% due 05/15/16	50,000	37,250
Newfield Exploration Co
5.625% due 07/01/24	56,000	60,620
5.750% due 01/30/22	100,000	110,500
6.875% due 02/01/20	200,000	215,000
NGPL PipeCo LLC
7.119% due 12/15/17 ~	100,000	109,500
9.625% due 06/01/19 ~	150,000	173,250
NuStar Logistics LP 4.750% due 02/01/22	100,000	95,138

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-19

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Oasis Petroleum Inc 6.500% due 11/01/21	$100,000	$106,750
Offshore Group Investment Ltd (Cayman)
7.500% due 11/01/19 ~	260,000	263,900
11.500% due 08/01/15	97,000	105,972
Oil States International Inc 6.500% due 06/01/19	100,000	107,000
Pacific Drilling V Ltd (Luxembourg) 7.250% due 12/01/17 ~	100,000	104,250
Parker Drilling Co 9.125% due 04/01/18	10,000	10,725
PBF Holding Co LLC 8.250% due 02/15/20 ~	130,000	140,725
Peabody Energy Corp
6.000% due 11/15/18	200,000	213,500
6.250% due 11/15/21	150,000	160,125
7.375% due 11/01/16	100,000	115,000
Penn Virginia Corp 7.250% due 04/15/19	100,000	96,000
Penn Virginia Resource Partners LP
8.250% due 04/15/18	125,000	133,125
8.375% due 06/01/20 ~	100,000	108,250
PetroBakken Energy Ltd (Canada) 8.625% due 02/01/20 ~	200,000	204,000
Plains Exploration & Production Co
6.125% due 06/15/19	200,000	219,000
6.750% due 02/01/22	400,000	451,000
Precision Drilling Corp (Canada) 6.625% due 11/15/20	100,000	108,000
QEP Resources Inc
5.250% due 05/01/23	159,000	170,925
6.875% due 03/01/21	50,000	57,875
Quicksilver Resources Inc 11.750% due 01/01/16	150,000	148,875
Range Resources Corp
5.000% due 08/15/22	200,000	210,000
5.750% due 06/01/21	50,000	53,750
6.750% due 08/01/20	100,000	109,000
Regency Energy Partners LP
5.500% due 04/15/23	100,000	107,250
6.875% due 12/01/18	100,000	109,500
9.375% due 06/01/16	16,000	17,240
Rockies Express Pipeline LLC 3.900% due 04/15/15 ~	250,000	250,000
Rosetta Resources Inc 9.500% due 04/15/18	25,000	27,875
Sabine Pass LNG LP 7.500% due 11/30/16	200,000	221,500
Samson Investment Co 9.750% due 02/15/20 ~	235,000	249,687
SandRidge Energy Inc
7.500% due 02/15/23	100,000	107,500
8.125% due 10/15/22	100,000	110,000
8.750% due 01/15/20	150,000	165,000
9.875% due 05/15/16	50,000	54,125
Seadrill Ltd (Bermuda) 5.625% due 09/15/17 ~	100,000	99,750
SESI LLC
6.375% due 05/01/19	100,000	107,500
7.125% due 12/15/21	50,000	55,875
SM Energy Co 6.500% due 01/01/23	200,000	215,000
Stone Energy Corp 8.625% due 02/01/17	100,000	107,875
Swift Energy Co 7.125% due 06/01/17	50,000	51,750
Targa Resources Partners LP
5.250% due 05/01/23 ~	77,000	80,080
7.875% due 10/15/18	100,000	110,000

	Principal Amount	Value
Teekay Corp 8.500% due 01/15/20	$25,000	$26,500
Tesoro Corp 4.250% due 10/01/17	125,000	130,000
Unit Corp 6.625% due 05/15/21 ~	100,000	103,125
W&T Offshore Inc 8.500% due 06/15/19	100,000	108,000
Whiting Petroleum Corp 6.500% due 10/01/18	25,000	27,000
WPX Energy Inc 5.250% due 01/15/17	150,000	159,750

		16,232,529

Financials - 11.9%

Agile Property Holdings Ltd (Cayman) 8.875% due 04/28/17 ~	100,000	108,500
Ally Financial Inc
3.125% due 01/15/16	100,000	100,157
4.500% due 02/11/14	300,000	309,375
4.625% due 06/26/15	100,000	104,309
5.500% due 02/15/17	250,000	268,594
6.750% due 12/01/14	150,000	162,033
8.000% due 12/31/18	100,000	117,500
8.000% due 03/15/20	300,000	369,000
8.000% due 11/01/31	275,000	349,395
8.300% due 02/12/15	75,000	83,719
Atlantic Finance Ltd (United Kingdom) 10.750% due 05/27/14 § ~	200,000	214,728
Capital One Capital V 10.250% due 08/15/39	300,000	300,000
CBRE Services Inc 6.625% due 10/15/20	100,000	109,875
CIT Group Inc
4.250% due 08/15/17	108,000	111,681
4.750% due 02/15/15 ~	100,000	104,500
5.000% due 08/15/22	100,000	107,022
5.250% due 04/01/14 ~	400,000	416,000
5.250% due 03/15/18	150,000	161,250
5.375% due 05/15/20	100,000	109,750
6.625% due 04/01/18 ~	250,000	283,750
CNG Holdings Inc 9.375% due 05/15/20 ~	100,000	102,000
CNH Capital LLC 3.875% due 11/01/15 ~	117,000	121,241
Country Garden Holdings Co Ltd (Cayman) 11.125% due 02/23/18 ~	200,000	233,000
Crescent Resources LLC 10.250% due 08/15/17 ~	100,000	106,000
Dresdner Funding Trust I 8.151% due 06/30/31 ~	100,000	99,050
E*TRADE Financial Corp
6.000% due 11/15/17	60,000	61,650
6.375% due 11/15/19	100,000	103,000
6.750% due 06/01/16	100,000	105,750
Evergrande Real Estate Group Ltd (Cayman) 13.000% due 01/27/15 ~	100,000	109,500
Felcor Lodging LP REIT
5.625% due 03/01/23 ~	48,000	47,880
6.750% due 06/01/19	100,000	106,750
10.000% due 10/01/14	39,000	45,240
Fifth Third Capital Trust IV 6.500% due 04/15/67 §	100,000	100,375
First Data Corp
6.750% due 11/01/20 ~	250,000	253,750
7.375% due 06/15/19 ~	100,000	104,000
8.250% due 01/15/21 ~	312,000	313,560
8.875% due 08/15/20 ~	100,000	109,500
9.875% due 09/24/15	26,000	26,650

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-20

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
10.550% due 09/24/15	$105,275	$108,302
11.250% due 03/31/16	200,000	197,000
12.625% due 01/15/21	212,000	224,190
General Motors Financial Co Inc
4.750% due 08/15/17 ~	67,000	70,499
6.750% due 06/01/18	100,000	114,808
Genworth Financial Inc 6.150% due 11/15/66 §	50,000	37,313
HBOS PLC (United Kingdom)
6.000% due 11/01/33 ~	100,000	91,397
6.750% due 05/21/18 ~	200,000	216,250
Host Hotels & Resorts LP REIT
5.250% due 03/15/22	150,000	165,000
5.875% due 06/15/19	100,000	109,500
6.750% due 06/01/16	107,000	109,943
Hub International Ltd 8.125% due 10/15/18 ~	150,000	154,500
iStar Financial Inc REIT 9.000% due 06/01/17	100,000	109,500
Kaisa Group Holdings Ltd (Cayman) 13.500% due 04/28/15 ~	100,000	109,500
Leucadia National Corp 8.125% due 09/15/15	100,000	113,000
Liberty Mutual Group Inc 10.750% due 06/15/88 § ~	225,000	337,500
Longfor Properties Co Ltd (Cayman) 9.500% due 04/07/16 ~	100,000	111,250
Mizuho Capital Investment USD 2 Ltd (Cayman) 14.950% § ± ~	100,000	118,198
MPT Operating Partnership LP REIT 6.375% due 02/15/22	100,000	105,500
MUFG Capital Financial 1 Ltd (Cayman) 6.346% § ±	250,000	275,824
National Money Mart Co (Canada) 10.375% due 12/15/16	50,000	55,500
Nationstar Mortgage LLC 10.875% due 04/01/15	100,000	107,500
Neuberger Berman Group LLC 5.625% due 03/15/20 ~	100,000	105,250
Nuveen Investments Inc
9.125% due 10/15/17 ~	200,000	197,500
9.500% due 10/15/20 ~	143,000	143,000
Onex USI Aquisition Corp 7.750% due 01/15/21 ~	167,000	165,330
PHH Corp 9.250% due 03/01/16	100,000	117,250
Provident Funding Associates LP 10.250% due 04/15/17 ~	50,000	55,375
RBS Capital Trust II 6.425% § ±	100,000	88,000
Realogy Group LLC
7.625% due 01/15/20 ~	100,000	113,750
7.875% due 02/15/19 ~	100,000	109,500
11.500% due 04/15/17	100,000	108,750
Regions Bank 7.500% due 05/15/18	100,000	120,875
Regions Financial Corp 7.375% due 12/10/37	100,000	110,000
Regions Financing Trust II 6.625% due 05/01/77 §	100,000	100,250
Renhe Commercial Holdings Co Ltd (Cayman) 13.000% due 03/10/16 ~	100,000	74,000
Resona Preferred Global Securities Ltd (Cayman) 7.191% § ± ~	100,000	109,171
SMFG Preferred Capital USD 3 Ltd (Cayman) 9.500% § ± ~	175,000	224,962

	Principal Amount	Value
Springleaf Finance Corp 6.900% due 12/15/17	$350,000	$315,000
Synovus Financial Corp 5.125% due 06/15/17	50,000	49,750
The Rouse Co LLC REIT 6.750% due 11/09/15	100,000	105,125
The Royal Bank of Scotland Group PLC (United Kingdom)
5.000% due 10/01/14	400,000	411,175
6.125% due 12/15/22	170,000	179,915
7.640% § ±	100,000	91,000
7.648% § ±	50,000	51,000
TransUnion LLC 11.375% due 06/15/18	150,000	175,500
UBS Preferred Funding Trust V 6.243% § ±	100,000	102,500
Weyerhaeuser Co REIT
7.375% due 10/01/19	100,000	123,668
7.375% due 03/15/32	200,000	252,185
Woori Bank Co Ltd (South Korea) 6.208% due 05/02/67 § ~	100,000	108,000
XL Group PLC (Ireland) 6.500% § ±	100,000	94,000

		13,083,789

Health Care - 7.7%

Accellent Inc 10.000% due 11/01/17	100,000	82,750
Alere Inc 9.000% due 05/15/16	100,000	106,000
Apria Healthcare Group Inc
11.250% due 11/01/14	50,000	51,813
12.375% due 11/01/14	100,000	99,500
Bausch & Lomb Inc 9.875% due 11/01/15	30,000	31,050
Biomet Inc
6.500% due 08/01/20 ~	235,000	250,569
6.500% due 10/01/20 ~	100,000	99,875
Capella Healthcare Inc 9.250% due 07/01/17	100,000	107,750
Catalent Pharma Solutions Inc 7.875% due 10/15/18 ~	100,000	101,250
Centene Corp 5.750% due 06/01/17	25,000	27,000
CHS/Community Health Systems Inc
7.125% due 07/15/20	100,000	106,875
8.000% due 11/15/19	300,000	326,250
ConvaTec Healthcare E SA (Luxembourg) 10.500% due 12/15/18 ~	150,000	166,125
DaVita HealthCare Partners Inc
5.750% due 08/15/22	118,000	124,932
6.625% due 11/01/20	150,000	163,875
DJO Finance LLC 9.875% due 04/15/18 ~	200,000	207,500
Elan Finance PLC (Ireland) 6.250% due 10/15/19 ~	200,000	210,000
Emergency Medical Services Corp 8.125% due 06/01/19	100,000	110,312
Endo Health Solutions Inc 7.000% due 07/15/19	95,000	101,769
ExamWorks Group Inc 9.000% due 07/15/19	100,000	107,500
Fresenius Medical Care U.S. Finance Inc 5.750% due 02/15/21 ~	100,000	107,500
Fresenius Medical Care U.S. Finance II Inc 5.625% due 07/31/19 ~	200,000	215,750
Grifols Inc 8.250% due 02/01/18	100,000	110,625
HCA Holdings Inc 7.750% due 05/15/21	100,000	109,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-21

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
HCA Inc
4.750% due 05/01/23	$150,000	$153,000
5.875% due 03/15/22	250,000	273,125
5.875% due 05/01/23	100,000	103,750
6.375% due 01/15/15	150,000	162,937
6.500% due 02/15/16	100,000	109,250
6.500% due 02/15/20	160,000	180,400
7.250% due 09/15/20	400,000	445,000
7.500% due 02/15/22	400,000	460,000
Health Management Associates Inc 7.375% due 01/15/20	200,000	217,000
Health Net Inc 6.375% due 06/01/17	100,000	106,625
HealthSouth Corp 7.750% due 09/15/22	90,000	99,113
Hologic Inc 6.250% due 08/01/20 ~	159,000	172,117
Iasis Healthcare LLC 8.375% due 05/15/19	100,000	95,000
IMS Health Inc 12.500% due 03/01/18 ~	100,000	121,500
inVentiv Health Inc
9.000% due 01/15/18 ~	30,000	30,375
10.250% due 08/15/18 ~	50,000	43,625
Kindred Healthcare Inc 8.250% due 06/01/19	100,000	97,750
Kinetic Concepts Inc 10.500% due 11/01/18 ~	200,000	210,750
LifePoint Hospitals Inc 6.625% due 10/01/20	50,000	54,250
MedAssets Inc 8.000% due 11/15/18	50,000	54,500
MultiPlan Inc 9.875% due 09/01/18 ~	25,000	28,000
Omnicare Inc 7.750% due 06/01/20	100,000	111,500
Phibro Animal Health Corp 9.250% due 07/01/18 ~	25,000	25,125
Sky Growth Acquisition Corp 7.375% due 10/15/20 ~	100,000	100,000
Tenet Healthcare Corp
4.750% due 06/01/20 ~	100,000	101,750
6.250% due 11/01/18	140,000	154,350
6.750% due 02/01/20 ~	100,000	103,375
8.000% due 08/01/20	100,000	108,188
8.875% due 07/01/19	150,000	168,750
United Surgical Partners International Inc 9.000% due 04/01/20	100,000	111,500
Universal Health Services Inc 7.000% due 10/01/18	65,000	71,988
Universal Hospital Services Inc 7.625% due 08/15/20 ~	100,000	105,625
Valeant Pharmaceuticals International
6.500% due 07/15/16 ~	350,000	369,687
6.750% due 10/01/17 ~	100,000	108,500
7.000% due 10/01/20 ~	10,000	10,925
7.250% due 07/15/22 ~	100,000	109,750
Vanguard Health Holding Co II LLC 8.000% due 02/01/18	150,000	156,000
VPI Escrow Corp 6.375% due 10/15/20 ~	120,000	129,300
Warner Chilcott Co LLC 7.750% due 09/15/18	100,000	107,000

		8,496,950

Industrials - 11.0%

313 Group Inc 6.375% due 12/01/19 ~	125,000	124,531
AAR Corp 7.250% due 01/15/22 ~	100,000	106,375

	Principal Amount	Value
Abengoa Finance SAU (Spain) 8.875% due 11/01/17 ~	$100,000	$94,500
ADS Waste Holdings Inc 8.250% due 10/01/20 ~	200,000	211,000
Aguila 3 SA (Luxembourg) 7.875% due 01/31/18 ~	150,000	159,750
Air Canada (Canada) 9.250% due 08/01/15 ~	105,000	110,250
Air Lease Corp 5.625% due 04/01/17	250,000	266,250
Air Medical Group Holdings Inc 9.250% due 11/01/18 ~	100,000	111,000
Aircastle Ltd (Bermuda)
6.250% due 12/01/19 ~	70,000	73,325
6.750% due 04/15/17	150,000	161,250
Algeco Scotsman Global Finance PLC (United Kingdom)
8.500% due 10/15/18 ~	200,000	208,000
10.750% due 10/15/19 ~	200,000	198,000
Alliant Techsystems Inc 6.875% due 09/15/20	100,000	110,375
American Airlines Inc 13.000% due 08/01/16	63,011	66,792
Aviation Capital Group Corp 6.750% due 04/06/21 ~	150,000	155,299
Avis Budget Car Rental LLC 9.625% due 03/15/18	100,000	112,000
AWAS Aviation Capital Ltd (Ireland) 7.000% due 10/17/16 ~	80,800	85,648
BE Aerospace Inc
5.250% due 04/01/22	112,000	119,280
6.875% due 10/01/20	125,000	139,687
Belden Inc 5.500% due 09/01/22 ~	80,000	82,600
Bombardier Inc (Canada) 7.750% due 03/15/20 ~	150,000	171,000
Case New Holland Inc 7.875% due 12/01/17	250,000	296,875
Cenveo Corp 8.875% due 02/01/18	100,000	95,500
Ceridian Corp
8.875% due 07/15/19 ~	100,000	109,000
11.250% due 11/15/15	100,000	100,500
CEVA Group PLC (United Kingdom)
8.375% due 12/01/17 ~	100,000	99,500
11.500% due 04/01/18 ~	100,000	84,500
Clean Harbors Inc
5.125% due 06/01/21 ~	53,000	55,120
5.250% due 08/01/20	54,000	56,565
Colt Defense LLC 8.750% due 11/15/17	25,000	16,438
Continental Airlines Inc 6.750% due 09/15/15 ~	150,000	158,250
Covanta Holding Corp 6.375% due 10/01/22	100,000	109,040
CSC Holdings LLC
6.750% due 11/15/21 ~	200,000	222,750
7.625% due 07/15/18	100,000	116,000
Deluxe Corp 7.000% due 03/15/19	100,000	106,250
Dematic SA (Luxembourg) 7.750% due 12/15/20 ~	100,000	100,500
DynCorp International Inc 10.375% due 07/01/17	50,000	46,000
EnergySolutions Inc 10.750% due 08/15/18	25,000	23,750
FGI Operating Co LLC 7.875% due 05/01/20 ~	50,000	51,750
Florida East Coast Railway Corp 8.125% due 02/01/17	100,000	106,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-22

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
FTI Consulting Inc 6.750% due 10/01/20	$50,000	$53,625
General Cable Corp 5.750% due 10/01/22 ~	75,000	78,000
GeoEye Inc 9.625% due 10/01/15	50,000	55,500
Great Lakes Dredge & Dock Corp 7.375% due 02/01/19	100,000	107,750
Griffon Corp 7.125% due 04/01/18	100,000	106,500
H&E Equipment Services Inc 7.000% due 09/01/22 ~	100,000	107,000
HD Supply Inc
8.125% due 04/15/19 ~	79,000	90,257
11.000% due 04/15/20 ~	100,000	118,500
11.500% due 07/15/20 ~	100,000	112,875
Huntington Ingalls Industries Inc
6.875% due 03/15/18	100,000	109,250
7.125% due 03/15/21	50,000	54,625
Interline Brands Inc 10.000% due 11/15/18 ~	100,000	109,000
International Lease Finance Corp
4.875% due 04/01/15	300,000	311,649
5.750% due 05/15/16	100,000	105,883
5.875% due 08/15/22	150,000	159,011
6.250% due 05/15/19	250,000	267,500
8.625% due 09/15/15	100,000	112,750
8.750% due 03/15/17	200,000	232,000
Iron Mountain Inc
5.750% due 08/15/24	178,000	181,115
8.375% due 08/15/21	80,000	89,200
Jaguar Holding Co I 9.375% due 10/15/17 ~	150,000	158,250
JMC Steel Group Inc 8.250% due 03/15/18 ~	50,000	52,500
Kratos Defense & Security Solutions Inc 10.000% due 06/01/17	100,000	110,250
Marquette Transportation Co 10.875% due 01/15/17	25,000	26,125
Masco Corp
4.800% due 06/15/15	100,000	104,802
5.950% due 03/15/22	100,000	110,937
6.125% due 10/03/16	50,000	55,259
7.125% due 03/15/20	100,000	116,417
Meritor Inc 10.625% due 03/15/18	100,000	104,750
Mueller Water Products Inc 8.750% due 09/01/20	45,000	51,525
Navios Martime Acquisition Corp 8.625% due 11/01/17	100,000	94,250
Navios Martime Holdings Inc 8.875% due 11/01/17	25,000	25,063
Navistar International Corp 8.250% due 11/01/21	203,000	196,910
Nielsen Finance LLC
4.500% due 10/01/20 ~	150,000	150,000
7.750% due 10/15/18	100,000	112,250
Nortek Inc 8.500% due 04/15/21	100,000	111,500
Oshkosh Corp 8.500% due 03/01/20	25,000	27,813
Ply Gem Industries Inc 8.250% due 02/15/18	100,000	108,500
Polypore International Inc 7.500% due 11/15/17	25,000	27,375
RBS Global Inc 8.500% due 05/01/18	125,000	136,094
RR Donnelley & Sons Co
6.125% due 01/15/17	184,000	178,940
7.250% due 05/15/18	75,000	72,750

	Principal Amount	Value
Schaeffler Finance BV (Netherlands) 7.750% due 02/15/17 ~	$100,000	$111,500
Sensata Technologies BV (Netherlands) 6.500% due 05/15/19 ~	60,000	64,200
Sequa Corp 7.000% due 12/15/17 ~	62,500	63,203
Severstal Columbus LLC 10.250% due 02/15/18	100,000	105,750
Spirit Aerosystems Inc 6.750% due 12/15/20	25,000	26,875
SPL Logistics Escrow LLC 8.875% due 08/01/20 ~	100,000	106,500
SPX Corp 6.875% due 09/01/17	100,000	112,000
Swift Services Holdings Inc 10.000% due 11/15/18	100,000	110,250
Terex Corp 6.000% due 05/15/21	105,000	111,037
The Hertz Corp
6.750% due 04/15/19	100,000	109,625
6.750% due 04/15/19 ~	100,000	109,625
7.500% due 10/15/18	100,000	111,000
The Manitowoc Co Inc
8.500% due 11/01/20	50,000	56,375
9.500% due 02/15/18	100,000	111,750
Tomkins LLC 9.000% due 10/01/18	54,000	60,750
TransDigm Inc 7.750% due 12/15/18	150,000	166,687
Triumph Group Inc 8.625% due 07/15/18	50,000	55,750
UCI International Inc 8.625% due 02/15/19	50,000	49,813
United Rentals North America Inc
5.750% due 07/15/18 ~	100,000	108,250
7.625% due 04/15/22 ~	220,000	246,950
8.250% due 02/01/21	100,000	113,250
8.375% due 09/15/20	100,000	111,250
9.250% due 12/15/19	100,000	114,500
USG Corp
8.375% due 10/15/18 ~	100,000	111,500
9.750% due 01/15/18	100,000	113,750
Western Express Inc 12.500% due 04/15/15 ~	25,000	15,500

		12,093,590

Information Technology - 4.1%

Advanced Micro Devices Inc
7.750% due 08/01/20	100,000	84,250
8.125% due 12/15/17	10,000	9,175
Alcatel-Lucent USA Inc 6.450% due 03/15/29	100,000	76,500
Alliance Data Systems Corp 5.250% due 12/01/17 ~	100,000	102,000
Amkor Technology Inc
6.625% due 06/01/21	50,000	50,125
7.375% due 05/01/18	25,000	26,000
Aspect Software Inc 10.625% due 05/15/17	100,000	91,500
Audatex North America Inc 6.750% due 06/15/18 ~	100,000	107,500
Brocade Communications Systems Inc 6.875% due 01/15/20	100,000	108,250
CDW LLC 8.500% due 04/01/19	200,000	217,500
CommScope Inc 8.250% due 01/15/19 ~	150,000	165,000
CoreLogic Inc 7.250% due 06/01/21	100,000	109,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-23

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Earthlink Inc 8.875% due 05/15/19	$100,000	$105,250
Emdeon Inc 11.000% due 12/31/19	100,000	116,000
Epicor Software Corp 8.625% due 05/01/19	100,000	105,500
Equinix Inc
7.000% due 07/15/21	100,000	111,375
8.125% due 03/01/18	50,000	55,313
Fidelity National Information Services Inc
5.000% due 03/15/22	100,000	107,750
7.625% due 07/15/17	50,000	54,625
Freescale Semiconductor Inc
8.050% due 02/01/20	100,000	100,000
9.250% due 04/15/18 ~	100,000	109,750
10.125% due 03/15/18 ~	150,000	166,500
10.750% due 08/01/20	67,000	72,193
GXS Worldwide Inc 9.750% due 06/15/15	55,000	57,544
IAC/InterActiveCorp 4.750% due 12/15/22 ~	153,000	153,000
iGate Corp 9.000% due 05/01/16	100,000	108,875
Infor U.S. Inc 9.375% due 04/01/19	164,000	184,910
JDA Software Group Inc 8.000% due 12/15/14	25,000	26,125
Lender Processing Services Inc 5.750% due 04/15/23	100,000	104,250
NCR Corp
4.625% due 02/15/21 ~	45,000	45,225
5.000% due 07/15/22 ~	113,000	115,401
Nokia OYJ (Finland)
5.375% due 05/15/19	100,000	95,750
6.625% due 05/15/39	150,000	135,375
Nuance Communications Inc 5.375% due 08/15/20 ~	120,000	126,000
NXP BV (Netherlands) 9.750% due 08/01/18 ~	100,000	116,375
Sanmina Corp 7.000% due 05/15/19 ~	50,000	51,250
Seagate HDD (Cayman) 7.000% due 11/01/21	100,000	107,750
Seagate Technology HDD Holdings (Cayman) 6.800% due 10/01/16	100,000	112,500
Sophia LP 9.750% due 01/15/19 ~	100,000	108,250
STATS ChipPAC Ltd (Singapore) 7.500% due 08/12/15 ~	100,000	107,000
SunGard Data Systems Inc
7.375% due 11/15/18	150,000	161,437
7.625% due 11/15/20	100,000	109,750
ViaSat Inc 6.875% due 06/15/20 ~	100,000	105,000
Viasystems Inc 7.875% due 05/01/19 ~	100,000	98,500

		4,481,573

Materials - 10.6%

Ainsworth Lumber Co Ltd (Canada) 7.500% due 12/15/17 ~	100,000	105,125
AK Steel Corp 7.625% due 05/15/20	100,000	87,500
Aleris International Inc 7.625% due 02/15/18	100,000	102,250
ArcelorMittal (Luxembourg)
4.250% due 02/25/15	250,000	252,628
5.000% due 02/25/17	300,000	303,010
6.750% due 02/25/22	200,000	210,061

	Principal Amount	Value
7.500% due 10/15/39	$250,000	$235,156
10.350% due 06/01/19	300,000	360,003
Ardagh Packaging Finance PLC (Ireland)
7.375% due 10/15/17 ~	250,000	273,125
9.125% due 10/15/20 ~	50,000	54,750
Ashland Inc 4.750% due 08/15/22 ~	100,000	104,500
Associated Materials LLC 9.125% due 11/01/17	100,000	102,000
Ball Corp
5.000% due 03/15/22	100,000	107,500
7.125% due 09/01/16	125,000	134,375
Berry Plastics Corp 9.750% due 01/15/21	200,000	231,500
Boise Paper Holdings LLC 9.000% due 11/01/17	15,000	16,463
Building Materials Corp of America
6.750% due 05/01/21 ~	100,000	110,750
6.875% due 08/15/18 ~	100,000	108,500
Calcipar SA (Luxembourg) 6.875% due 05/01/18 ~	100,000	102,500
Cascades Inc (Canada) 7.750% due 12/15/17	100,000	106,250
Celanese U.S. Holdings LLC
4.625% due 11/15/22	100,000	105,250
5.875% due 06/15/21	100,000	112,125
6.625% due 10/15/18	5,000	5,525
Chemtura Corp 7.875% due 09/01/18	100,000	107,750
China Oriental Group Co Ltd (Bermuda) 8.000% due 08/18/15 ~	100,000	104,000
China Shanshui Cement Group Ltd (Cayman) 8.500% due 05/25/16 ~	200,000	217,000
Clearwater Paper Corp 7.125% due 11/01/18	50,000	54,750
Commercial Metals Co 7.350% due 08/15/18	100,000	109,000
Consolidated Minerals Ltd (United Kingdom) 8.875% due 05/01/16 ~	100,000	86,500
Crown Americas LLC
6.250% due 02/01/21	100,000	110,125
7.625% due 05/15/17	100,000	106,125
Eldorado Gold Corp (Canada) 6.125% due 12/15/20 ~	60,000	61,350
FMG Resources Property Ltd (Australia)
6.000% due 04/01/17 ~	150,000	153,750
6.875% due 02/01/18 ~	100,000	103,625
7.000% due 11/01/15 ~	200,000	211,000
8.250% due 11/01/19 ~	200,000	214,000
Georgia Gulf Corp 9.000% due 01/15/17 ~	72,000	80,460
Graphic Packaging International Inc
7.875% due 10/01/18	5,000	5,550
9.500% due 06/15/17	50,000	54,250
Hanson Ltd (United Kingdom) 6.125% due 08/15/16	125,000	137,812
Hexion U.S. Finance Corp
8.875% due 02/01/18	85,000	87,763
9.000% due 11/15/20	100,000	91,750
HudBay Minerals Inc (Canada) 9.500% due 10/01/20 ~	100,000	106,125
Huntsman International LLC
8.625% due 03/15/20	25,000	28,438
8.625% due 03/15/21	100,000	114,750
Ineos Finance PLC (United Kingdom) 9.000% due 05/15/15 ~	50,000	53,375
INEOS Group Holdings SA (Luxembourg) 8.500% due 02/15/16 ~	175,000	175,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-24

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Inmet Mining Corp (Canada)
7.500% due 06/01/21 ~	$54,000	$56,295
8.750% due 06/01/20 ~	179,000	196,452
Koppers Inc 7.875% due 12/01/19	10,000	11,050
Lafarge SA (France) 6.500% due 07/15/16	200,000	224,500
Longview Fibre Paper & Packaging Inc 8.000% due 06/01/16 ~	60,000	63,300
Louisiana-Pacific Corp 7.500% due 06/01/20	100,000	113,500
LyondellBasell Industries NV (Netherlands)
5.000% due 04/15/19	400,000	444,000
6.000% due 11/15/21	120,000	141,300
MacDermid Inc 9.500% due 04/15/17 ~	100,000	104,625
Midwest Vanadium Property Ltd (Australia) 11.500% due 02/15/18 ~	50,000	29,750
Mirabela Nickel Ltd (Australia) 8.750% due 04/15/18 ~	100,000	86,500
Molycorp Inc 10.000% due 06/01/20 ~	100,000	93,500
Momentive Performance Materials Inc
8.875% due 10/15/20 ~	100,000	101,375
9.000% due 01/15/21	100,000	73,500
10.000% due 10/15/20 ~	100,000	99,000
Murray Energy Corp 10.250% due 10/15/15 ~	100,000	97,500
New Gold Inc (Canada) 6.250% due 11/15/22 ~	100,000	104,000
NOVA Chemicals Corp (Canada) 8.375% due 11/01/16	50,000	55,000
Novelis Inc (Canada) 8.750% due 12/15/20	200,000	224,000
Olin Corp 5.500% due 08/15/22	100,000	104,750
Owens-Brockway Glass Container Inc 7.375% due 05/15/16	70,000	80,150
Packaging Dynamics Corp 8.750% due 02/01/16 ~	100,000	105,000
Polymer Group Inc 7.750% due 02/01/19	200,000	215,500
PolyOne Corp 7.375% due 09/15/20	10,000	10,975
PQ Corp 8.750% due 05/01/18 ~	200,000	211,000
Resolute Forest Products 10.250% due 10/15/18	30,000	34,500
Rock Tenn Co 4.000% due 03/01/23 ~	200,000	203,360
Rockwood Specialties Group Inc 4.625% due 10/15/20	98,000	101,797
Ryerson Inc 9.000% due 10/15/17 ~	75,000	76,781
Sappi Papier Holding GmbH (Austria) 8.375% due 06/15/19 ~	200,000	219,250
Sawgrass Merger Sub Inc 8.750% due 12/15/20 ~	100,000	101,250
Sealed Air Corp 8.375% due 09/15/21 ~	250,000	286,875
Silgan Holdings Inc 5.000% due 04/01/20	100,000	104,250
Steel Dynamics Inc 7.625% due 03/15/20	150,000	166,500
Stora Enso OYJ (Finland) 7.250% due 04/15/36 ~	100,000	93,500
Taminco Global Chemical Corp 9.750% due 03/31/20 ~	150,000	165,000
Tekni-Plex Inc 9.750% due 06/01/19 ~	100,000	109,500

	Principal Amount	Value
Texas Industries Inc 9.250% due 08/15/20	$35,000	$37,713
The Scotts Miracle-Gro Co 7.250% due 01/15/18	50,000	54,000
Thompson Creek Metals Co Inc (Canada)
7.375% due 06/01/18	100,000	82,500
9.750% due 12/01/17	100,000	106,500
Tronox Finance LLC 6.375% due 08/15/20 ~	55,000	55,756
United States Steel Corp
7.000% due 02/01/18	100,000	107,250
7.500% due 03/15/22	100,000	105,750
Verso Paper Holdings LLC
8.750% due 02/01/19	100,000	39,000
11.750% due 01/15/19	100,000	105,500
Vulcan Materials Co
6.400% due 11/30/17	100,000	109,750
7.500% due 06/15/21	80,000	91,600
Walter Energy Inc 9.875% due 12/15/20 ~	68,000	76,160

		11,585,658

Telecommunication Services - 7.7%

Avaya Inc
7.000% due 04/01/19 ~	50,000	47,000
9.750% due 11/01/15	100,000	89,500
10.125% due 11/01/15	150,000	135,000
Cincinnati Bell Inc
8.375% due 10/15/20	100,000	108,750
8.750% due 03/15/18	100,000	103,750
Clearwire Communications LLC
12.000% due 12/01/15 ~	230,000	248,400
12.000% due 12/01/17 ~	100,000	118,500
Cricket Communications Inc
7.750% due 05/15/16	125,000	132,969
7.750% due 10/15/20	125,000	128,125
Crown Castle International Corp
5.250% due 01/15/23 ~	200,000	214,750
7.125% due 11/01/19	100,000	111,000
Frontier Communications Corp
8.250% due 05/01/14	5,000	5,413
8.500% due 04/15/20	300,000	346,500
9.000% due 08/15/31	100,000	110,500
9.250% due 07/01/21	300,000	353,250
GCI Inc 6.750% due 06/01/21	100,000	98,500
Hughes Satellite Systems Corp
6.500% due 06/15/19	55,000	60,913
7.625% due 06/15/21	95,000	108,537
Inmarsat Finance PLC (United Kingdom) 7.375% due 12/01/17 ~	100,000	108,000
Integra Telecom Holdings Inc 10.750% due 04/15/16 ~	10,000	10,500
Intelsat Jackson Holdings SA (Luxembourg)
6.625% due 12/15/22 ~	150,000	155,437
7.250% due 04/01/19	350,000	378,000
7.500% due 04/01/21	200,000	221,500
Intelsat Luxembourg SA (Luxembourg) 11.250% due 02/04/17	450,000	477,562
Level 3 Communications Inc
8.875% due 06/01/19 ~	100,000	106,875
11.875% due 02/01/19	100,000	115,750
Level 3 Financing Inc
8.125% due 07/01/19	100,000	109,500
8.625% due 07/15/20	200,000	222,750
MetroPCS Wireless Inc 7.875% due 09/01/18	200,000	217,500
PAETEC Holding Corp 9.875% due 12/01/18	50,000	57,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-25

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
Sable International Finance Ltd (Cayman) 8.750% due 02/01/20 ~	$200,000	$230,000
SBA Telecommunications Inc 5.750% due 07/15/20 ~	133,000	141,811
Sprint Capital Corp
6.875% due 11/15/28	150,000	156,750
8.750% due 03/15/32	200,000	245,500
Sprint Nextel Corp
6.000% due 12/01/16	200,000	218,500
6.000% due 11/15/22	200,000	206,500
7.000% due 03/01/20 ~	200,000	233,000
7.000% due 08/15/20	100,000	109,750
8.375% due 08/15/17	275,000	321,062
9.000% due 11/15/18 ~	200,000	247,500
9.125% due 03/01/17	200,000	236,500
11.500% due 11/15/21	100,000	136,375
Telesat (Canada) 6.000% due 05/15/17 ~	133,000	140,315
tw telecom holdings Inc 5.375% due 10/01/22 ~	100,000	105,125
UPC Holding BV (Netherlands) 9.875% due 04/15/18 ~	50,000	56,750
UPCB Finance III Ltd (Cayman) 6.625% due 07/01/20 ~	200,000	215,250
West Corp 7.875% due 01/15/19	175,000	182,000
Windstream Corp
7.500% due 04/01/23	100,000	105,750
7.750% due 10/01/21	100,000	108,500
8.125% due 09/01/18	200,000	219,500
Zayo Group LLC
8.125% due 01/01/20	23,000	25,703
10.125% due 07/01/20	100,000	114,250

		8,458,622

Utilities - 5.0%

AES Corp
7.375% due 07/01/21	200,000	223,000
8.000% due 10/15/17	300,000	348,000
Ameren Energy Generating Co 7.000% due 04/15/18	100,000	73,000
AmeriGas Finance LLC 7.000% due 05/20/22	200,000	223,500
AmeriGas Partners LP 6.500% due 05/20/21	48,000	52,320
Atlantic Power Corp (Canada) 9.000% due 11/15/18	100,000	105,000
Calpine Construction Finance Co LP 8.000% due 06/01/16 ~	100,000	106,750
Calpine Corp
7.250% due 10/15/17 ~	225,000	240,750
7.500% due 02/15/21 ~	225,000	249,750
CMS Energy Corp
2.750% due 05/15/14	100,000	101,910
5.050% due 03/15/22	100,000	111,833
8.750% due 06/15/19	25,000	32,627
DPL Inc 6.500% due 10/15/16	100,000	106,250
Duquesne Light Holdings Inc 5.900% due 12/01/21 ~	100,000	118,781
EDP Finance BV (Netherlands) 4.900% due 10/01/19 ~	250,000	249,184
Energy Future Holdings Corp
10.000% due 01/15/20	250,000	280,625
11.250% due 11/01/17	195,888	184,135
Energy Future Intermediate Holding Co LLC
10.000% due 12/01/20	46,000	52,095
11.750% due 03/01/22 ~	200,000	223,000
Ferrellgas LP 6.500% due 05/01/21	100,000	99,500

	Principal Amount	Value
GenOn Energy Inc
7.625% due 06/15/14	$250,000	$268,125
9.500% due 10/15/18	45,000	53,325
InterGen NV (Netherlands) 9.000% due 06/30/17 ~	150,000	135,000
NRG Energy Inc
6.625% due 03/15/23 ~	100,000	107,500
7.625% due 01/15/18	200,000	223,000
7.875% due 05/15/21	200,000	223,000
8.250% due 09/01/20	150,000	168,750
Puget Energy Inc
5.625% due 07/15/22	100,000	107,990
6.500% due 12/15/20	100,000	112,848
Suburban Propane Partners LP
7.375% due 08/01/21	100,000	109,250
7.500% due 10/01/18	97,000	105,003
Texas Competitive Electric Holdings Co LLC
10.250% due 11/01/15	500,000	148,750
11.500% due 10/01/20 ~	200,000	157,500
Wind Acquisition Finance SA (Luxembourg)
7.250% due 02/15/18 ~	100,000	101,750
11.750% due 07/15/17 ~	190,000	199,975
Wind Acquisition Holdings Finance SA (Luxembourg) 12.250% due 07/15/17 ~	119,523	122,511

		5,526,287

Total Corporate Bonds & Notes (Cost $102,093,285)		107,192,908

	Shares

SHORT-TERM INVESTMENT - 1.0%

Money Market Fund - 1.0%

Federated Prime Obligations Fund	1,129,537	1,129,537

Total Short-Term Investment (Cost $1,129,537)		1,129,537

TOTAL INVESTMENTS - 98.6% (Cost $103,222,822)		108,322,445

OTHER ASSETS & LIABILITIES, NET - 1.4%		1,523,208

NET ASSETS - 100.0%		$109,845,653

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	20.0%
Energy	14.8%
Financials	11.9%
Industrials	11.0%
Materials	10.6%
Health Care	7.7%
Telecommunication Services	7.7%
Utilities	5.0%
Consumer Staples	4.8%
Information Technology	4.1%
Short-Term Investment	1.0%

98.6%
Other Assets & Liabilities, Net	1.4%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-26

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(b)	As of December 31, 2012, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows (Unaudited):

BBB	4.3%
BB	39.0%
B	41.8%
CCC	9.1%
CC	3.5%
C	0.6%
D	0.3%
Not Rated	1.4%

100.0%

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$107,192,908	$-	$107,192,908	$-
	Short-Term Investment	1,129,537	1,129,537	-	-

	Total	$108,322,445	$1,129,537	$107,192,908	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-27

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
COMMON STOCKS - 97.1%

Consumer Discretionary - 16.3%

Aaron’s Inc	1,359	$38,433
Advance Auto Parts Inc	1,728	125,021
Allison Transmission Holdings Inc	648	13,232
Amazon.com Inc *	8,504	2,135,695
AMC Networks Inc ‘A’ *	1,343	66,479
American Eagle Outfitters Inc	3,575	73,323
Apollo Group Inc ‘A’ *	2,258	47,237
Ascena Retail Group Inc *	2,890	53,436
AutoNation Inc *	454	18,024
AutoZone Inc *	895	317,215
Bally Technologies Inc *	941	42,072
Bed Bath & Beyond Inc *	5,465	305,548
Big Lots Inc *	1,401	39,872
BorgWarner Inc *	2,694	192,944
Brinker International Inc	1,786	55,348
Cablevision Systems Corp ‘A’	477	7,126
CarMax Inc *	994	37,315
Carter’s Inc *	1,138	63,330
CBS Corp ‘B’	2,590	98,549
Charter Communications Inc ‘A’ *	1,147	87,447
Chico’s FAS Inc	2,798	51,651
Chipotle Mexican Grill Inc *	745	221,608
Choice Hotels International Inc	50	1,681
Cinemark Holdings Inc	2,701	70,172
Clear Channel Outdoor Holdings Inc ‘A’ *	464	3,257
Coach Inc	6,755	374,970
Comcast Corp ‘A’	30,047	1,123,157
D.R. Horton Inc	429	8,486
Darden Restaurants Inc	3,024	136,292
Deckers Outdoor Corp *	556	22,390
Delphi Automotive PLC * (United Kingdom)	7,716	295,137
Dick’s Sporting Goods Inc	2,183	99,305
DIRECTV *	14,218	713,175
Discovery Communications Inc ‘A’ *	5,622	356,885
DISH Network Corp ‘A’	3,749	136,464
Dollar General Corp *	4,342	191,439
Dollar Tree Inc *	5,453	221,174
DSW Inc ‘A’	713	46,837
Dunkin’ Brands Group Inc	1,694	56,207
Expedia Inc	1,285	78,963
Family Dollar Stores Inc	2,272	144,068
Foot Locker Inc	729	23,415
Fossil Inc *	1,284	119,540
Garmin Ltd (Switzerland)	183	7,470
Gentex Corp	3,391	63,819
Genuine Parts Co	3,665	233,021
GNC Holdings Inc ‘A’	1,624	54,047
Groupon Inc *	995	4,856
H&R Block Inc	4,045	75,116
Hanesbrands Inc *	2,294	82,171
Harley-Davidson Inc	5,442	265,787
Hasbro Inc	2,450	87,955
HomeAway Inc *	720	15,840
International Game Technology	3,479	49,297
ITT Educational Services Inc *	611	10,576
Jarden Corp	420	21,714
John Wiley & Sons Inc ‘A’	469	18,258
Kohl’s Corp	392	16,848
Lamar Advertising Co ‘A’ *	1,563	60,566
Las Vegas Sands Corp	9,341	431,181
Liberty Global Inc ‘A’ *	6,166	388,396
Liberty Interactive Corp ‘A’ *	1,887	37,136
Liberty Media Corp ‘A’ *	171	19,838
Liberty Ventures ‘A’ *	148	10,028
Limited Brands Inc	5,675	267,065
LKQ Corp *	6,931	146,244

	Shares	Value
Lowe’s Cos Inc	3,692	$131,140
Macy’s Inc	1,334	52,053
Marriott International Inc ‘A’	5,510	205,358
Mattel Inc	6,197	226,934
McDonald’s Corp	23,888	2,107,160
Michael Kors Holdings Ltd * (United Kingdom)	1,993	101,703
Morningstar Inc	569	35,750
Netflix Inc *	1,305	121,078
News Corp ‘A’	16,938	432,597
Nike Inc ‘B’	17,002	877,303
Nordstrom Inc	3,697	197,789
NVR Inc *	106	97,520
O’Reilly Automotive Inc *	2,795	249,929
Omnicom Group Inc	6,409	320,194
Pandora Media Inc *	2,429	22,298
Panera Bread Co ‘A’ *	666	105,781
Penn National Gaming Inc *	139	6,826
PetSmart Inc	2,548	174,130
Polaris Industries Inc	1,521	127,992
priceline.com Inc *	1,171	727,425
PVH Corp	1,527	169,512
Ralph Lauren Corp	1,449	217,234
Regal Entertainment Group ‘A’	764	10,658
Ross Stores Inc	5,325	288,349
Sally Beauty Holdings Inc *	3,412	80,421
Scripps Networks Interactive Inc ‘A’	1,997	115,666
Sirius XM Radio Inc	89,353	258,230
Starbucks Corp	17,829	955,991
Starwood Hotels & Resorts Worldwide Inc	4,646	266,495
Target Corp	876	51,833
Tempur-Pedic International Inc *	1,415	44,558
Tesla Motors Inc *	1,663	56,326
The Gap Inc	7,121	221,036
The Goodyear Tire & Rubber Co *	5,753	79,449
The Home Depot Inc	35,980	2,225,363
The Interpublic Group of Cos Inc	586	6,458
The Madison Square Garden Co ‘A’ *	66	2,927
The McGraw-Hill Cos Inc	6,575	359,455
The TJX Cos Inc	17,417	739,352
The Walt Disney Co	15,461	769,803
Thor Industries Inc	70	2,620
Tiffany & Co	2,502	143,465
Time Warner Cable Inc	7,346	713,958
Tractor Supply Co	1,694	149,682
TripAdvisor Inc *	2,038	85,514
Tupperware Brands Corp	1,315	84,292
Ulta Salon Cosmetics & Fragrance Inc	1,478	145,228
Under Armour Inc ‘A’ *	1,826	88,616
Urban Outfitters Inc *	2,502	98,479
VF Corp	2,060	310,998
Viacom Inc ‘B’	12,407	654,345
Virgin Media Inc	6,530	239,977
Visteon Corp *	69	3,714
Weight Watchers International Inc	635	33,249
Williams-Sonoma Inc	1,174	51,386
Wyndham Worldwide Corp	3,430	182,510
Wynn Resorts Ltd	1,874	210,806
Yum! Brands Inc	10,826	718,846

		27,838,909

Consumer Staples - 12.1%

Altria Group Inc	37,117	1,166,216
Avon Products Inc	7,827	112,396
Brown-Forman Corp ‘B’	3,073	194,367
Campbell Soup Co	3,228	112,625
Church & Dwight Co Inc	2,015	107,943
Coca-Cola Enterprises Inc	540	17,134
Colgate-Palmolive Co	10,287	1,075,403
Costco Wholesale Corp	10,184	1,005,874

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-28

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
CVS Caremark Corp	6,085	$294,210
Dean Foods Co *	3,722	61,450
Dr Pepper Snapple Group Inc	4,980	220,016
Flowers Foods Inc	2,636	61,340
General Mills Inc	11,914	481,445
Green Mountain Coffee Roasters Inc *	2,738	113,244
H.J. Heinz Co	4,685	270,231
Herbalife Ltd (Cayman)	2,747	90,486
Hillshire Brands Co	2,378	66,917
Hormel Foods Corp	1,812	56,552
Ingredion Inc	374	24,097
Kellogg Co	5,368	299,803
Kimberly-Clark Corp	8,240	695,703
Kraft Foods Group Inc	738	33,557
Lorillard Inc	3,068	357,943
McCormick & Co Inc	3,117	198,023
Mead Johnson Nutrition Co	4,793	315,811
Mondelez International Inc ‘A’	2,176	55,423
Monster Beverage Corp *	3,388	179,157
Nu Skin Enterprises Inc ‘A’	1,264	46,831
PepsiCo Inc	36,762	2,515,624
Philip Morris International Inc	36,843	3,081,548
Reynolds American Inc	2,600	107,718
Safeway Inc	816	14,761
Sysco Corp	7,257	229,757
The Clorox Co	195	14,278
The Coca-Cola Co	91,314	3,310,132
The Estee Lauder Cos Inc ‘A’	5,410	323,843
The Fresh Market Inc *	651	31,307
The Hershey Co	3,528	254,792
The Kroger Co	12,402	322,700
The Procter & Gamble Co	4,702	319,219
Wal-Mart Stores Inc	31,346	2,138,738
WhiteWave Foods Co ‘A’ *	311	4,833
Whole Foods Market Inc	4,315	394,089

		20,777,536

Energy - 3.9%

Atwood Oceanics Inc *	424	19,415
Cabot Oil & Gas Corp	4,933	245,367
Cameron International Corp *	4,447	251,078
CARBO Ceramics Inc	470	36,820
Cheniere Energy Inc *	3,338	62,688
Cobalt International Energy Inc *	4,075	100,082
Concho Resources Inc *	2,445	196,969
Continental Resources Inc *	992	72,902
Dresser-Rand Group Inc *	1,778	99,817
EOG Resources Inc	6,337	765,446
FMC Technologies Inc *	5,621	240,748
Golar LNG Ltd (NOTC) (Bermuda)	1,023	37,626
Halliburton Co	6,922	240,124
Helmerich & Payne Inc	504	28,229
Kinder Morgan Inc	11,484	405,730
Kosmos Energy Ltd * (Bermuda)	1,670	20,625
Laredo Petroleum Holdings Inc *	405	7,355
National Oilwell Varco Inc	2,284	156,111
Noble Energy Inc	928	94,415
Oceaneering International Inc	2,546	136,949
Oil States International Inc *	1,111	79,481
Pioneer Natural Resources Co	2,415	257,415
Range Resources Corp	3,813	239,571
RPC Inc	1,343	16,438
Schlumberger Ltd (Netherlands)	31,346	2,171,964
SEACOR Holdings Inc	224	18,771
SM Energy Co	1,257	65,628
Southwestern Energy Co *	2,840	94,884
The Williams Cos Inc	15,864	519,387
Whiting Petroleum Corp *	400	17,348
World Fuel Services Corp	537	22,108

		6,721,491

	Shares	Value
Financials - 4.5%

Affiliated Managers Group Inc *	901	$117,265
Alexander & Baldwin Inc *	56	1,645
Allied World Assurance Co Holdings AG (Switzerland)	441	34,751
American Campus Communities Inc REIT	226	10,425
American Express Co	15,134	869,902
American Tower Corp REIT	9,275	716,679
Aon PLC (United Kingdom)	655	36,418
Apartment Investment & Management Co ‘A’ REIT	2,406	65,106
Arch Capital Group Ltd * (Bermuda)	378	16,640
Arthur J. Gallagher & Co	2,787	96,570
BlackRock Inc	1,602	331,149
Boston Properties Inc REIT	595	62,957
BRE Properties Inc REIT	510	25,923
Brown & Brown Inc	233	5,932
Camden Property Trust REIT	1,421	96,926
CBOE Holdings Inc	1,794	52,851
CBRE Group Inc ‘A’ *	7,712	153,469
Digital Realty Trust Inc REIT	2,863	194,369
Eaton Vance Corp	2,715	86,473
Endurance Specialty Holdings Ltd (Bermuda)	84	3,334
Equity Lifestyle Properties Inc REIT	810	54,505
Equity Residential REIT	572	32,415
Erie Indemnity Co ‘A’	607	42,017
Essex Property Trust Inc REIT	828	121,426
Extra Space Storage Inc REIT	1,546	56,259
Federal Realty Investment Trust REIT	1,180	122,744
Federated Investors Inc ‘B’	1,814	36,697
Franklin Resources Inc	759	95,406
HCP Inc REIT	764	34,518
Home Properties Inc REIT	614	37,644
IntercontinentalExchange Inc *	1,710	211,715
Kilroy Realty Corp REIT	121	5,732
Lazard Ltd ‘A’ (Bermuda)	2,688	80,210
Leucadia National Corp	1,066	25,360
LPL Financial Holdings Inc	993	27,963
Marsh & McLennan Cos Inc	10,170	350,560
Mid-America Apartment Communities Inc REIT	912	59,052
Moody’s Corp	4,611	232,026
MSCI Inc *	2,858	88,569
People’s United Financial Inc	1,782	21,544
Plum Creek Timber Co Inc REIT	3,796	168,429
Post Properties Inc REIT	540	26,973
Public Storage REIT	3,354	486,196
Rayonier Inc REIT	2,280	118,172
Realogy Holdings Corp *	295	12,378
Regency Centers Corp REIT	1,273	59,984
SEI Investments Co	3,227	75,318
Signature Bank *	205	14,625
Simon Property Group Inc REIT	5,994	947,591
T. Rowe Price Group Inc	5,996	390,519
Tanger Factory Outlet Centers Inc REIT	2,178	74,488
Taubman Centers Inc REIT	358	28,182
The Hanover Insurance Group Inc	494	19,138
The St. Joe Co *	145	3,347
The Travelers Cos Inc	3,969	285,054
Validus Holdings Ltd (Bermuda)	340	11,757
Waddell & Reed Financial Inc ‘A’	2,030	70,685
Weyerhaeuser Co REIT	4,043	112,476

		7,620,458

Health Care - 11.6%

Abbott Laboratories ‡	35,061	2,296,495
Agilent Technologies Inc	8,172	334,562
Alexion Pharmaceuticals Inc *	4,515	423,552

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-29

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Allergan Inc	7,134	$654,402
AmerisourceBergen Corp	5,542	239,304
Amgen Inc	18,281	1,578,016
ARIAD Pharmaceuticals Inc *	3,896	74,725
Baxter International Inc	11,842	789,388
Becton Dickinson & Co	4,441	347,242
Biogen Idec Inc *	5,631	825,899
BioMarin Pharmaceutical Inc *	2,872	141,446
Bristol-Myers Squibb Co	36,051	1,174,902
Bruker Corp *	2,121	32,388
C.R. Bard Inc	1,973	192,841
Cardinal Health Inc	4,393	180,904
Catamaran Corp * (Canada)	4,810	226,599
Celgene Corp *	10,354	815,067
Cerner Corp *	3,406	264,442
Charles River Laboratories International Inc *	712	26,679
Covance Inc *	65	3,755
Covidien PLC (Ireland)	588	33,951
DaVita HealthCare Partners Inc *	2,210	244,271
DENTSPLY International Inc	1,486	58,860
Edwards Lifesciences Corp *	2,694	242,918
Eli Lilly & Co	8,767	432,388
Endo Health Solutions Inc *	1,767	46,419
Express Scripts Holding Co *	18,934	1,022,436
Gilead Sciences Inc *	17,802	1,307,557
HCA Holdings Inc	2,514	75,847
Henry Schein Inc *	1,200	96,552
IDEXX Laboratories Inc *	1,294	120,083
Illumina Inc *	2,902	161,322
Incyte Corp Ltd *	2,262	37,572
Intuitive Surgical Inc *	933	457,515
Johnson & Johnson	14,525	1,018,202
Laboratory Corp of America Holdings *	2,276	197,147
Life Technologies Corp *	396	19,436
McKesson Corp	5,533	536,480
Medivation Inc *	1,705	87,228
Medtronic Inc	1,488	61,038
Mettler-Toledo International Inc *	739	142,849
Mylan Inc *	8,769	240,972
Myriad Genetics Inc *	1,996	54,391
Onyx Pharmaceuticals Inc *	1,513	114,277
Patterson Cos Inc	2,034	69,624
Perrigo Co	2,196	228,450
Quest Diagnostics Inc	434	25,289
Regeneron Pharmaceuticals Inc *	1,816	310,663
ResMed Inc	3,356	139,509
Salix Pharmaceuticals Ltd *	1,366	55,296
Sirona Dental Systems Inc *	247	15,922
St. Jude Medical Inc	5,688	205,564
Stryker Corp	5,358	293,725
Techne Corp	866	59,182
Tenet Healthcare Corp *	139	4,513
The Cooper Cos Inc	342	31,628
Thoratec Corp *	1,380	51,778
United Therapeutics Corp *	1,188	63,463
Universal Health Services Inc ‘B’	119	5,754
Varian Medical Systems Inc *	2,621	184,099
Vertex Pharmaceuticals Inc *	4,962	208,106
Warner Chilcott PLC ‘A’ (Ireland)	3,858	46,450
Waters Corp *	2,089	181,994
Watson Pharmaceuticals Inc *	2,995	257,570
WellPoint Inc	473	28,815
Zimmer Holdings Inc	406	27,064

		19,926,777

Industrials - 12.4%

3M Co	14,663	1,361,460
AMETEK Inc	5,668	212,947
Armstrong World Industries Inc	482	24,452

	Shares	Value
BE Aerospace Inc *	2,301	$113,669
C.H. Robinson Worldwide Inc	3,823	241,690
Carlisle Cos Inc	123	7,227
Caterpillar Inc	15,338	1,373,978
Chicago Bridge & Iron Co NV (Netherlands)	1,410	65,354
Cintas Corp	1,161	47,485
Clean Harbors Inc *	1,117	61,446
Colfax Corp *	205	8,272
Con-way Inc	712	19,808
Copa Holdings SA ‘A’ (Panama)	629	62,554
Copart Inc *	2,395	70,652
Covanta Holding Corp	185	3,408
CSX Corp	16,537	326,275
Cummins Inc	4,518	489,525
Danaher Corp	4,653	260,103
Deere & Co	9,349	807,941
Delta Air Lines Inc *	12,764	151,509
Donaldson Co Inc	3,501	114,973
Eaton Corp PLC (Ireland)	1,994	108,075
Emerson Electric Co	14,503	768,079
Equifax Inc	2,547	137,844
Expeditors International of Washington Inc	4,514	178,529
Fastenal Co	6,960	324,962
FedEx Corp	467	42,833
Flowserve Corp	1,109	162,801
Fluor Corp	2,970	174,458
Fortune Brands Home & Security Inc *	635	18,555
General Cable Corp *	57	1,733
Graco Inc	1,421	73,167
Hertz Global Holdings Inc *	3,355	54,586
Honeywell International Inc	18,316	1,162,517
Hubbell Inc ‘B’	1,153	97,578
IDEX Corp	399	18,565
IHS Inc ‘A’ *	1,184	113,664
Illinois Tool Works Inc	9,449	574,594
Ingersoll-Rand PLC (Ireland)	5,758	276,154
Iron Mountain Inc	3,646	113,208
ITT Corp	548	12,856
JB Hunt Transport Services Inc	2,111	126,048
Joy Global Inc	2,488	158,685
Kansas City Southern	2,017	168,379
Kirby Corp *	977	60,467
Landstar System Inc	1,109	58,178
Lennox International Inc	1,198	62,919
Lincoln Electric Holdings Inc	1,968	95,802
Lockheed Martin Corp	5,460	503,903
Masco Corp	8,395	139,861
Matson Inc	56	1,384
MRC Global Inc *	304	8,445
MSC Industrial Direct Co Inc ‘A’	1,071	80,732
Nielsen Holdings NV * (Netherlands)	707	21,627
Nordson Corp	1,402	88,494
PACCAR Inc	1,895	85,673
Pall Corp	2,722	164,028
Parker Hannifin Corp	1,598	135,926
Pitney Bowes Inc	2,382	25,344
Polypore International Inc *	1,094	50,871
Precision Castparts Corp	3,416	647,059
Robert Half International Inc	3,361	106,947
Rockwell Automation Inc	3,355	281,786
Rockwell Collins Inc	3,409	198,302
Rollins Inc	1,524	33,589
Roper Industries Inc	2,290	255,289
Snap-on Inc	271	21,406
Southwest Airlines Co	3,566	36,516
Spirit AeroSystems Holdings Inc ‘A’ *	696	11,811
SPX Corp	349	24,482
Stericycle Inc *	2,000	186,540
Textron Inc	445	11,032
The Babcock & Wilcox Co	2,789	73,072

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-30

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
The Boeing Co	15,899	$1,198,149
The Dun & Bradstreet Corp	713	56,077
The Manitowoc Co Inc	2,405	37,710
The Timken Co	170	8,131
The Toro Co	1,407	60,473
TransDigm Group Inc	1,201	163,768
Triumph Group Inc	385	25,141
Union Pacific Corp	11,194	1,407,310
United Continental Holdings Inc *	7,806	182,504
United Parcel Service Inc ‘B’	17,028	1,255,474
United Rentals Inc *	2,204	100,326
United Technologies Corp	21,422	1,756,818
Valmont Industries Inc	549	74,966
Verisk Analytics Inc ‘A’ *	2,982	152,082
W.W. Grainger Inc	1,373	277,854
WABCO Holdings Inc *	1,406	91,657
Wabtec Corp	1,132	99,095
Waste Connections Inc	197	6,657
Xylem Inc	503	13,631

		21,131,906

Information Technology - 30.0%

Accenture PLC ‘A’ (Ireland)	15,135	1,006,477
Acme Packet Inc *	1,410	31,189
Adobe Systems Inc *	6,683	251,815
Advanced Micro Devices Inc *	15,021	36,050
Akamai Technologies Inc *	3,892	159,222
Alliance Data Systems Corp *	1,184	171,396
Altera Corp	7,584	261,193
Amphenol Corp ‘A’	3,809	246,442
Analog Devices Inc	576	24,227
ANSYS Inc *	2,190	147,475
AOL Inc *	402	11,903
Apple Inc	21,979	11,715,466
Atmel Corp *	706	4,624
Autodesk Inc *	5,432	192,021
Automatic Data Processing Inc	11,497	655,444
Avago Technologies Ltd (Singapore)	5,395	170,806
BMC Software Inc *	3,787	150,192
Broadcom Corp ‘A’ *	8,031	266,710
Broadridge Financial Solutions Inc	2,936	67,176
CA Inc	517	11,364
Cadence Design Systems Inc *	6,457	87,234
Citrix Systems Inc *	4,377	287,788
Cognizant Technology Solutions Corp ‘A’ *	7,158	530,050
Compuware Corp *	216	2,348
Concur Technologies Inc *	1,071	72,314
Cypress Semiconductor Corp *	2,064	22,374
Diebold Inc	92	2,816
Dolby Laboratories Inc ‘A’	675	19,798
DST Systems Inc	139	8,423
eBay Inc *	27,225	1,389,019
EchoStar Corp ‘A’ *	228	7,802
EMC Corp *	49,356	1,248,707
Equinix Inc *	1,130	233,006
F5 Networks Inc *	1,866	181,282
Facebook Inc ‘A’ *	9,901	263,664
FactSet Research Systems Inc	1,056	92,991
Fiserv Inc *	2,653	209,667
FleetCor Technologies Inc *	1,154	61,912
FLIR Systems Inc	2,937	65,524
Fortinet Inc *	3,070	64,685
Freescale Semiconductor Ltd * (Bermuda)	1,213	13,355
Fusion-io Inc *	1,595	36,573
Gartner Inc *	2,193	100,922
Genpact Ltd (Bermuda)	2,392	37,076
Global Payments Inc	1,847	83,669
Google Inc ‘A’ *	6,085	4,316,516
Harris Corp	797	39,021
IAC/InterActiveCorp	295	13,954

	Shares	Value
Informatica Corp *	2,545	$77,164
Intel Corp	87,866	1,812,676
International Business Machines Corp	25,622	4,907,894
Intuit Inc	6,903	410,729
IPG Photonics Corp	749	49,921
Jabil Circuit Inc	838	16,165
Jack Henry & Associates Inc	2,053	80,601
Lam Research Corp *	1,355	48,956
Lender Processing Services Inc	2,024	49,831
Linear Technology Corp	5,412	185,632
LinkedIn Corp ‘A’ *	1,455	167,063
LSI Corp *	13,375	94,695
MasterCard Inc ‘A’	2,549	1,252,273
Maxim Integrated Products Inc	3,435	100,989
Microchip Technology Inc	4,551	148,317
MICROS Systems Inc *	1,889	80,169
Microsoft Corp	176,933	4,729,419
Motorola Solutions Inc	6,865	382,243
National Instruments Corp	2,210	57,040
NCR Corp *	3,733	95,117
NetApp Inc *	5,726	192,107
NetSuite Inc *	738	49,667
NeuStar Inc ‘A’ *	1,572	65,914
Nuance Communications Inc *	5,681	126,800
Oracle Corp	89,813	2,992,569
Palo Alto Networks Inc *	111	5,941
Paychex Inc	7,101	221,125
QUALCOMM Inc	40,296	2,499,158
Rackspace Hosting Inc *	2,564	190,428
Red Hat Inc *	4,534	240,121
Riverbed Technology Inc *	3,727	73,496
Rovi Corp *	498	7,684
SAIC Inc	2,314	26,194
salesforce.com inc *	3,261	548,174
ServiceNow Inc *	290	8,709
Silicon Laboratories Inc *	920	38,465
Skyworks Solutions Inc *	3,973	80,652
SolarWinds Inc *	1,448	75,948
Solera Holdings Inc	1,634	87,370
Splunk Inc *	397	11,521
Stratasys Ltd * (Israel)	291	23,324
Symantec Corp *	988	18,584
Synopsys Inc *	240	7,642
Teradata Corp *	3,966	245,456
Teradyne Inc *	496	8,377
Texas Instruments Inc	18,077	559,302
The Western Union Co	14,409	196,106
TIBCO Software Inc *	3,878	85,355
Total System Services Inc	3,269	70,022
Trimble Navigation Ltd *	2,941	175,813
Vantiv Inc ‘A’ *	921	18,807
VeriFone Systems Inc *	2,531	75,120
VeriSign Inc *	3,417	132,648
Visa Inc ‘A’	12,284	1,862,009
VMware Inc ‘A’ *	2,079	195,717
Western Digital Corp	2,116	89,909
Workday Inc ‘A’ *	459	25,016
Xilinx Inc	6,204	222,724
Zebra Technologies Corp ‘A’ *	180	7,070
Zynga Inc ‘A’ *	2,870	6,802

		51,388,422

Materials - 3.9%

Airgas Inc	1,614	147,342
Albemarle Corp	1,183	73,488
Allied Nevada Gold Corp *	2,114	63,695
Aptargroup Inc	520	24,814
Ball Corp	3,683	164,814
Carpenter Technology Corp	65	3,356
Celanese Corp ‘A’	3,677	163,737

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-31

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
CF Industries Holdings Inc	343	$69,684
Compass Minerals International Inc	778	58,124
Crown Holdings Inc *	862	31,730
E.I. du Pont de Nemours & Co	22,026	990,509
Eastman Chemical Co	2,944	200,339
Ecolab Inc	6,113	439,525
FMC Corp	3,224	188,669
International Flavors & Fragrances Inc	1,906	126,825
Intrepid Potash Inc	636	13,540
LyondellBasell Industries NV ‘A’ (Netherlands)	543	31,000
Martin Marietta Materials Inc	557	52,514
Molycorp Inc *	403	3,804
Monsanto Co	12,539	1,186,816
NewMarket Corp	208	54,538
Owens-Illinois Inc *	2,879	61,236
Packaging Corp of America	2,116	81,403
PPG Industries Inc	3,580	484,553
Praxair Inc	7,021	768,448
Rock-Tenn Co ‘A’	203	14,192
Rockwood Holdings Inc	475	23,494
Royal Gold Inc	1,506	122,453
RPM International Inc	1,221	35,849
Sigma-Aldrich Corp	2,842	209,114
Silgan Holdings Inc	1,154	47,995
Southern Copper Corp	2,854	108,052
Steel Dynamics Inc	1,148	15,762
Tahoe Resources Inc * (Canada)	386	7,072
The Scotts Miracle-Gro Co ‘A’	878	38,676
The Sherwin-Williams Co	2,042	314,100
The Valspar Corp	2,189	136,594
Westlake Chemical Corp	106	8,406
WR Grace & Co *	1,603	107,770

		6,674,032

Telecommunication Services - 2.2%

Crown Castle International Corp *	6,888	497,038
Level 3 Communications Inc *	1,971	45,550
SBA Communications Corp ‘A’ *	2,851	202,478
tw telecom Inc *	3,538	90,113
Verizon Communications Inc	66,781	2,889,614
Windstream Corp	8,217	68,036

		3,792,829

Utilities - 0.2%

Aqua America Inc	358	9,101
ITC Holdings Corp	1,208	92,907
ONEOK Inc	4,886	208,877
Questar Corp	957	18,910

		329,795

Total Common Stocks (Cost $143,806,222)		166,202,155

EXCHANGE-TRADED FUND - 0.1%

iShares Russell 1000 Growth Index Fund	2,389	156,456

Total Exchange-Traded Fund (Cost $160,689)		156,456

	Principal Amount	Value
SHORT-TERM INVESTMENT - 2.7%

Repurchase Agreement - 2.7%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $4,683,286; collateralized by U.S. Treasury Notes: 0.250% due 07/15/15 and value $4,780,000)	$4,683,284	$4,683,284

Total Short-Term Investment (Cost $4,683,284)		4,683,284

TOTAL INVESTMENTS - 99.9% (Cost $148,650,195)		171,041,895

OTHER ASSETS & LIABILITIES, NET - 0.1%		225,760

NET ASSETS - 100.0%		$171,267,655

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	30.0%
Consumer Discretionary	16.3%
Industrials	12.4%
Consumer Staples	12.1%
Health Care	11.6%
Financials	4.5%
Energy	3.9%
Materials	3.9%
Short-Term Investment	2.7%
Telecommunication Services	2.2%
Utilities	0.2%
Exchange-Traded Fund	0.1%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	As of December 31, 2012, an investment with a value of $884,250 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(d)	Open futures contracts outstanding as of December 31, 2012 were as follows:

Long Futures Outstanding	Number of Contracts	Notional Amount	Unrealized Depreciation
NASDAQ 100 E-Mini (03/13)	27	$1,447,612	($13,777)
S&P 500 E-Mini (03/13)	49	3,486,109	(6,864)

Total Futures Contracts			($20,641)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-32

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$166,202,155	$166,202,155	$-	$-
	Exchange-Traded Fund	156,456	156,456	-	-
	Short-Term Investment	4,683,284	-	4,683,284	-

	Total Assets	171,041,895	166,358,611	4,683,284	-

Liabilities	Derivatives:
	Equity Contracts
	Futures	(20,641)	(20,641)	-	-

	Total Liabilities	(20,641)	(20,641)	-	-

	Total	$171,021,254	$166,337,970	$4,683,284	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-33

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
COMMON STOCKS - 95.3%

Consumer Discretionary - 7.9%

Aaron’s Inc	536	$15,158
Abercrombie & Fitch Co ‘A’	2,358	113,113
American Eagle Outfitters Inc	1,186	24,325
AutoNation Inc *	461	18,302
Best Buy Co Inc	7,485	88,697
Cablevision Systems Corp ‘A’	4,972	74,282
CarMax Inc *	5,185	194,645
Carnival Corp (Panama)	11,539	424,289
CBS Corp ‘B’	14,936	568,315
Chico’s FAS Inc	1,372	25,327
Choice Hotels International Inc	662	22,256
Clear Channel Outdoor Holdings Inc ‘A’ *	387	2,717
Comcast Corp ‘A’	39,063	1,460,175
D.R. Horton Inc	7,158	141,585
Deckers Outdoor Corp *	417	16,793
DeVry Inc	1,807	42,880
Dillard’s Inc ‘A’	823	68,943
DISH Network Corp ‘A’	1,245	45,318
DreamWorks Animation SKG Inc ‘A’ *	1,871	31,002
DSW Inc ‘A’	67	4,401
Expedia Inc	919	56,473
Foot Locker Inc	3,351	107,634
Ford Motor Co	104,146	1,348,691
GameStop Corp ‘A’	3,460	86,811
Gannett Co Inc	6,529	117,587
Garmin Ltd (Switzerland)	2,808	114,623
General Motors Co *	21,259	612,897
Guess? Inc	1,707	41,890
H&R Block Inc	2,890	53,667
Harman International Industries Inc	1,959	87,450
Hasbro Inc	311	11,165
HomeAway Inc *	141	3,102
Hyatt Hotels Corp ‘A’ *	1,249	48,174
International Game Technology	3,315	46,974
J.C. Penney Co Inc	4,435	87,414
Jarden Corp	1,707	88,252
John Wiley & Sons Inc ‘A’	739	28,769
Johnson Controls Inc	18,886	579,800
Kohl’s Corp	6,289	270,301
Lamar Advertising Co ‘A’ *	290	11,238
Lear Corp	2,769	129,700
Leggett & Platt Inc	3,896	106,049
Lennar Corp ‘A’	4,494	173,783
Liberty Interactive Corp ‘A’ *	13,296	261,665
Liberty Media Corp ‘A’ *	2,818	326,916
Liberty Ventures ‘A’ *	997	67,557
Lowe’s Cos Inc	27,244	967,707
Macy’s Inc	9,958	388,561
Marriott International Inc ‘A’	565	21,058
Mattel Inc	2,140	78,367
MGM Resorts International *	11,045	128,564
Mohawk Industries Inc *	1,583	143,214
Newell Rubbermaid Inc	8,052	179,318
News Corp ‘A’	38,148	974,300
NVR Inc *	15	13,800
Penn National Gaming Inc *	1,686	82,799
PulteGroup Inc *	9,506	172,629
PVH Corp	145	16,096
Regal Entertainment Group ‘A’	1,479	20,632
Royal Caribbean Cruises Ltd (Liberia)	4,206	143,004
Sally Beauty Holdings Inc *	267	6,293
Sears Holdings Corp *	1,015	41,980
Sears Hometown & Outlet Stores Inc *	206	6,707
Service Corp International	6,034	83,330
Signet Jewelers Ltd (NYSE) (Bermuda)	2,365	126,291
Staples Inc	19,141	218,207

	Shares	Value
Target Corp	17,328	$1,025,298
The Interpublic Group of Cos Inc	11,571	127,512
The Madison Square Garden Co ‘A’ *	1,592	70,605
The Walt Disney Co	31,359	1,561,365
The Washington Post Co ‘B’	119	43,460
The Wendy’s Co	7,644	35,927
Thomson Reuters Corp (NYSE) (Canada)	10,309	299,580
Thor Industries Inc	1,089	40,761
Tiffany & Co	560	32,110
Time Warner Inc	26,648	1,274,574
Toll Brothers Inc *	3,993	129,094
TRW Automotive Holdings Corp *	2,797	149,947
Visteon Corp *	1,380	74,272
Whirlpool Corp	2,146	218,355
Williams-Sonoma Inc	1,080	47,272

		17,194,094

Consumer Staples - 6.9%

Altria Group Inc	12,656	397,651
Archer-Daniels-Midland Co	18,284	500,799
Avon Products Inc	2,753	39,533
Beam Inc	4,377	267,391
Brown-Forman Corp ‘B’	524	33,143
Bunge Ltd (Bermuda)	4,052	294,540
Campbell Soup Co	1,020	35,588
Church & Dwight Co Inc	1,479	79,230
Coca-Cola Enterprises Inc	7,724	245,082
Colgate-Palmolive Co	1,101	115,098
ConAgra Foods Inc	11,534	340,253
Constellation Brands Inc ‘A’ *	4,099	145,064
CVS Caremark Corp	28,390	1,372,656
Dean Foods Co *	723	11,937
Energizer Holdings Inc	1,817	145,324
General Mills Inc	3,902	157,680
Green Mountain Coffee Roasters Inc *	571	23,617
H.J. Heinz Co	3,350	193,228
Hillshire Brands Co	473	13,310
Hormel Foods Corp	1,629	50,841
Ingredion Inc	1,669	107,534
Kellogg Co	378	21,111
Kimberly-Clark Corp	1,155	97,517
Kraft Foods Group Inc	15,555	707,286
Molson Coors Brewing Co ‘B’	3,558	152,247
Mondelez International Inc ‘A’	46,661	1,188,456
Philip Morris International Inc	3,836	320,843
Ralcorp Holdings Inc *	1,534	137,523
Reynolds American Inc	6,070	251,480
Safeway Inc	5,759	104,180
Smithfield Foods Inc *	4,240	91,457
Sysco Corp	7,695	243,624
The Clorox Co	3,388	248,069
The J.M. Smucker Co	3,111	268,293
The Procter & Gamble Co	70,511	4,786,992
Tyson Foods Inc ‘A’	8,073	156,616
Wal-Mart Stores Inc	9,901	675,545
Walgreen Co	23,952	886,463
WhiteWave Foods Co ‘A’ *	272	4,227

		14,911,428

Energy - 15.4%

Alpha Natural Resources Inc *	6,091	59,326
Anadarko Petroleum Corp	13,869	1,030,605
Apache Corp	10,851	851,803
Atwood Oceanics Inc *	1,104	50,552
Baker Hughes Inc	12,174	497,186
Cameron International Corp *	1,588	89,658
Cheniere Energy Inc *	2,037	38,255
Chesapeake Energy Corp	18,393	305,692
Chevron Corp	54,760	5,921,746
Cimarex Energy Co	2,381	137,455

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-34

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Cobalt International Energy Inc *	314	$7,712
ConocoPhillips	35,104	2,035,681
CONSOL Energy Inc	6,320	202,872
Denbury Resources Inc *	10,851	175,786
Devon Energy Corp	11,228	584,305
Diamond Offshore Drilling Inc	1,912	129,940
Energen Corp	2,005	90,405
EQT Corp	3,656	215,631
EXCO Resources Inc	3,364	22,774
Exxon Mobil Corp	129,805	11,234,623
Halliburton Co	17,452	605,410
Helmerich & Payne Inc	2,050	114,821
Hess Corp	8,451	447,565
HollyFrontier Corp	5,743	267,337
Laredo Petroleum Holdings Inc *	35	636
Marathon Oil Corp	19,583	600,415
Marathon Petroleum Corp	9,460	595,980
McDermott International Inc * (Panama)	6,550	72,181
Murphy Oil Corp	5,392	321,094
Nabors Industries Ltd * (Bermuda)	8,066	116,554
National Oilwell Varco Inc	9,135	624,377
Newfield Exploration Co *	3,747	100,345
Noble Energy Inc	3,841	390,783
Occidental Petroleum Corp	22,516	1,724,951
Oil States International Inc *	216	15,453
Patterson-UTI Energy Inc	4,340	80,854
Peabody Energy Corp	7,565	201,305
Phillips 66	17,359	921,763
Pioneer Natural Resources Co	565	60,223
Plains Exploration & Production Co *	3,581	168,092
QEP Resources Inc	4,956	150,018
Rowan Cos PLC ‘A’ * (United Kingdom)	3,451	107,913
RPC Inc	189	2,313
SandRidge Energy Inc *	13,603	86,379
SEACOR Holdings Inc	329	27,570
SM Energy Co	294	15,350
Southwestern Energy Co *	6,342	211,886
Spectra Energy Corp	18,123	496,208
Superior Energy Services Inc *	4,379	90,733
Teekay Corp	1,012	32,485
Tesoro Corp	3,898	171,707
Tidewater Inc	1,425	63,669
Ultra Petroleum Corp * (Canada)	4,251	77,071
Unit Corp *	1,351	60,863
Valero Energy Corp	15,351	523,776
Whiting Petroleum Corp *	2,804	121,609
World Fuel Services Corp	1,364	56,156
WPX Energy Inc *	5,524	82,197

		33,490,049

Financials - 26.2%

ACE Ltd (Switzerland)	9,403	750,359
Affiliated Managers Group Inc *	363	47,244
Aflac Inc	12,983	689,657
Alexander & Baldwin Inc *	1,066	31,308
Alexandria Real Estate Equities Inc REIT	1,725	119,577
Alleghany Corp *	470	157,647
Allied World Assurance Co Holdings AG (Switzerland)	502	39,558
American Campus Communities Inc REIT	2,298	106,007
American Capital Agency Corp REIT	9,486	274,525
American Capital Ltd *	9,242	110,904
American Express Co	9,925	570,489
American Financial Group Inc	2,375	93,860
American International Group Inc *	17,900	631,870
American National Insurance Co	198	13,521
Ameriprise Financial Inc	5,759	360,686
Annaly Capital Management Inc REIT	27,062	379,951
Aon PLC (United Kingdom)	8,293	461,091

	Shares	Value
Apartment Investment & Management Co ‘A’ REIT	1,147	$31,038
Arch Capital Group Ltd * (Bermuda)	3,341	147,071
Ares Capital Corp	6,891	120,593
Aspen Insurance Holdings Ltd (Bermuda)	1,989	63,807
Associated Banc-Corp	4,837	63,461
Assurant Inc	2,254	78,214
Assured Guaranty Ltd (Bermuda)	4,785	68,091
AvalonBay Communities Inc REIT	3,189	432,397
AXIS Capital Holdings Ltd (Bermuda)	3,042	105,375
Bank of America Corp	299,157	3,470,221
Bank of Hawaii Corp	1,266	55,767
BankUnited Inc	976	23,853
BB&T Corp	19,397	564,647
Berkshire Hathaway Inc ‘B’ *	49,436	4,434,409
BioMed Realty Trust Inc REIT	4,285	82,829
BlackRock Inc	1,596	329,909
BOK Financial Corp	720	39,211
Boston Properties Inc REIT	3,457	365,785
Brandywine Realty Trust REIT	3,931	47,919
BRE Properties Inc REIT	1,527	77,617
Brown & Brown Inc	2,961	75,387
Camden Property Trust REIT	564	38,470
Capital One Financial Corp	16,112	933,368
CapitalSource Inc	6,555	49,687
Capitol Federal Financial Inc	4,585	53,599
CBL & Associates Properties Inc REIT	4,130	87,597
CBOE Holdings Inc	339	9,987
Chimera Investment Corp REIT	28,558	74,536
Cincinnati Financial Corp	4,056	158,833
CIT Group Inc *	5,577	215,495
Citigroup Inc	81,396	3,220,026
City National Corp	1,297	64,227
CME Group Inc ‘A’	9,227	467,901
CNA Financial Corp	750	21,008
Comerica Inc	5,463	165,747
Commerce Bancshares Inc	2,192	76,852
CommonWealth REIT	2,335	36,986
Corporate Office Properties Trust REIT	2,243	56,030
Cullen/Frost Bankers Inc	1,481	80,374
DDR Corp REIT	6,601	103,372
Discover Financial Services	14,724	567,610
Douglas Emmett Inc REIT	3,881	90,427
Duke Realty Corp REIT	7,405	102,707
E*TRADE Financial Corp *	7,957	71,215
East West Bancorp Inc	4,019	86,368
Endurance Specialty Holdings Ltd (Bermuda)	1,083	42,984
Equity Lifestyle Properties Inc REIT	194	13,054
Equity Residential REIT	8,332	472,174
Everest Re Group Ltd (Bermuda)	1,465	161,077
Extra Space Storage Inc REIT	1,057	38,464
Federal Realty Investment Trust REIT	387	40,256
Federated Investors Inc ‘B’	465	9,407
Fidelity National Financial Inc ‘A’	6,190	145,775
Fifth Third Bancorp	25,548	388,074
First Citizens BancShares Inc ‘A’	140	22,890
First Horizon National Corp	7,046	69,826
First Niagara Financial Group Inc	9,804	77,746
First Republic Bank	2,835	92,931
Forest City Enterprises Inc ‘A’ *	3,944	63,696
Franklin Resources Inc	2,969	373,203
Fulton Financial Corp	5,586	53,681
General Growth Properties Inc REIT	14,663	291,061
Genworth Financial Inc ‘A’ *	13,661	102,594
Hatteras Financial Corp REIT	2,719	67,458
HCC Insurance Holdings Inc	2,812	104,635
HCP Inc REIT	11,673	527,386
Health Care REIT Inc	7,192	440,798
Home Properties Inc REIT	642	39,361

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-35

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Hospitality Properties Trust REIT	3,435	$80,448
Host Hotels & Resorts Inc REIT	19,970	312,930
Hudson City Bancorp Inc	14,675	119,308
Huntington Bancshares Inc	24,021	153,494
Interactive Brokers Group Inc ‘A’	1,131	15,472
Invesco Ltd (Bermuda)	12,447	324,742
Janus Capital Group Inc	5,252	44,747
Jefferies Group Inc	3,933	73,036
Jones Lang LaSalle Inc	1,216	102,071
JPMorgan Chase & Co	105,671	4,646,354
Kemper Corp	1,372	40,474
KeyCorp	26,472	222,894
Kilroy Realty Corp REIT	1,916	90,761
Kimco Realty Corp REIT	11,302	218,355
Legg Mason Inc	3,924	100,925
Leucadia National Corp	4,191	99,704
Liberty Property Trust REIT	2,879	102,982
Lincoln National Corp	7,927	205,309
Loews Corp	8,661	352,936
LPL Financial Holdings Inc	222	6,252
M&T Bank Corp	3,514	346,024
Mack-Cali Realty Corp REIT	2,442	63,761
Markel Corp *	268	116,157
Marsh & McLennan Cos Inc	3,157	108,822
MBIA Inc *	4,018	31,541
Mercury General Corp	391	15,519
MetLife Inc	23,617	777,944
MFA Financial Inc REIT	9,922	80,467
Mid-America Apartment Communities Inc REIT	54	3,497
Morgan Stanley	42,774	817,839
National Retail Properties Inc REIT	2,974	92,789
New York Community Bancorp Inc	12,198	159,794
Northern Trust Corp	5,987	300,308
NYSE Euronext	7,056	222,546
Old Republic International Corp	7,213	76,818
PartnerRe Ltd (Bermuda)	1,793	144,319
People’s United Financial Inc	7,311	88,390
Piedmont Office Realty Trust Inc ‘A’ REIT	4,801	86,658
Popular Inc *	2,863	59,522
Post Properties Inc REIT	887	44,306
Principal Financial Group Inc	8,336	237,743
ProAssurance Corp	1,704	71,892
Prologis Inc REIT	12,783	466,452
Protective Life Corp	2,253	64,391
Prudential Financial Inc	12,969	691,637
Raymond James Financial Inc	3,159	121,716
Rayonier Inc REIT	704	36,488
Realogy Holdings Corp *	1,020	42,799
Realty Income Corp REIT	3,706	149,018
Regency Centers Corp REIT	979	46,130
Regions Financial Corp	39,224	279,275
Reinsurance Group of America Inc	2,048	109,609
RenaissanceRe Holdings Ltd (Bermuda)	1,438	116,852
Retail Properties of America Inc ‘A’ REIT	2,415	28,908
Senior Housing Properties Trust REIT	4,904	115,931
Signature Bank *	1,119	79,829
Simon Property Group Inc REIT	1,338	211,524
SL Green Realty Corp REIT	2,488	190,705
SLM Corp	13,546	232,043
StanCorp Financial Group Inc	1,257	46,094
State Street Corp	13,565	637,691
SunTrust Banks Inc	14,943	423,634
SVB Financial Group *	1,229	68,787
Synovus Financial Corp	8,925	21,866
Taubman Centers Inc REIT	972	76,516
TCF Financial Corp	4,527	55,003
TD Ameritrade Holding Corp	6,446	108,357
TFS Financial Corp *	2,266	21,799
The Allstate Corp	13,619	547,075

	Shares	Value
The Bank of New York Mellon Corp	33,113	$851,004
The Charles Schwab Corp	29,834	428,416
The Chubb Corp	7,493	564,373
The Goldman Sachs Group Inc	13,655	1,741,832
The Hanover Insurance Group Inc	671	25,995
The Hartford Financial Services Group Inc	12,243	274,733
The Howard Hughes Corp *	767	56,006
The Macerich Co REIT	3,682	214,661
The NASDAQ OMX Group Inc	3,238	80,982
The PNC Financial Services Group Inc	14,251	830,976
The Progressive Corp	16,970	358,067
The St. Joe Co *	1,598	36,882
The Travelers Cos Inc	6,112	438,964
Torchmark Corp	2,735	141,317
U.S. Bancorp	52,584	1,679,533
UDR Inc REIT	6,866	163,273
Unum Group	7,940	165,311
Validus Holdings Ltd (Bermuda)	2,461	85,101
Valley National Bancorp	5,510	51,243
Ventas Inc REIT	8,023	519,249
Vornado Realty Trust REIT	5,155	412,812
Washington Federal Inc	3,003	50,661
Weingarten Realty Investors REIT	3,368	90,161
Wells Fargo & Co	136,005	4,648,651
Weyerhaeuser Co REIT	10,149	282,345
White Mountains Insurance Group Ltd (Bermuda)	165	84,975
WR Berkley Corp	3,082	116,315
XL Group PLC (Ireland)	8,657	216,944
Zions Bancorp	5,119	109,547

		56,957,116

Health Care - 11.0%

Abbott Laboratories	2,273	148,881
Aetna Inc	9,646	446,610
Alere Inc *	2,202	40,737
Allscripts Healthcare Solutions Inc *	4,771	44,943
Baxter International Inc	1,301	86,725
Becton Dickinson & Co	388	30,338
Bio-Rad Laboratories Inc ‘A’ *	563	59,143
Boston Scientific Corp *	39,696	227,458
Bristol-Myers Squibb Co	4,317	140,691
Brookdale Senior Living Inc *	2,703	68,440
Cardinal Health Inc	4,422	182,098
CareFusion Corp *	6,164	176,167
Charles River Laboratories International Inc *	506	18,960
CIGNA Corp	8,006	428,001
Community Health Systems Inc	2,528	77,711
Covance Inc *	1,444	83,420
Coventry Health Care Inc	3,718	166,678
Covidien PLC (Ireland)	12,707	733,702
DENTSPLY International Inc	2,183	86,469
Eli Lilly & Co	18,092	892,297
Endo Health Solutions Inc *	1,191	31,288
Forest Laboratories Inc *	7,378	260,591
HCA Holdings Inc	1,596	48,151
Health Management Associates Inc ‘A’ *	7,131	66,461
Health Net Inc *	2,317	56,303
Henry Schein Inc *	1,079	86,816
Hill-Rom Holdings Inc	1,751	49,903
Hologic Inc *	7,350	147,220
Hospira Inc *	4,588	143,329
Humana Inc	4,531	310,963
Johnson & Johnson	59,084	4,141,788
Life Technologies Corp *	4,493	220,516
LifePoint Hospitals Inc *	1,362	51,415
MEDNAX Inc *	1,367	108,704
Medtronic Inc	27,038	1,109,099
Merck & Co Inc	84,432	3,456,646

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-36

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Mylan Inc *	927	$25,474
Omnicare Inc	3,139	113,318
Patterson Cos Inc	212	7,257
PerkinElmer Inc	3,165	100,457
Pfizer Inc	207,865	5,213,254
QIAGEN NV (XNGS) * (Netherlands)	6,544	118,774
Quest Diagnostics Inc	3,886	226,437
Sirona Dental Systems Inc *	1,260	81,220
St. Jude Medical Inc	1,999	72,244
Stryker Corp	2,272	124,551
Teleflex Inc	1,135	80,937
Tenet Healthcare Corp *	2,706	87,864
The Cooper Cos Inc	924	85,451
Thermo Fisher Scientific Inc	10,198	650,428
UnitedHealth Group Inc	28,800	1,562,112
Universal Health Services Inc ‘B’	2,342	113,236
VCA Antech Inc *	2,452	51,615
WellPoint Inc	7,940	483,705
Zimmer Holdings Inc	4,402	293,437

		23,920,433

Industrials - 8.7%

3M Co	1,947	180,779
AECOM Technology Corp *	3,142	74,780
AGCO Corp *	2,701	132,673
Air Lease Corp *	1,894	40,721
Alliant Techsystems Inc	927	57,437
Avery Dennison Corp	2,880	100,570
Carlisle Cos Inc	1,573	92,429
Chicago Bridge & Iron Co NV (Netherlands)	1,037	48,065
Cintas Corp	1,684	68,876
CNH Global NV (Netherlands)	780	31,426
Colfax Corp *	952	38,413
Con-way Inc	702	19,530
Copa Holdings SA ‘A’ (Panama)	170	16,906
Corrections Corp of America	2,778	98,536
Covanta Holding Corp	2,835	52,221
Crane Co	1,361	62,987
CSX Corp	9,323	183,943
Danaher Corp	10,622	593,770
Delta Air Lines Inc *	8,526	101,204
Dover Corp	5,099	335,055
Eaton Corp PLC (Ireland)	10,443	566,011
Emerson Electric Co	3,240	171,590
Engility Holdings Inc *	486	9,360
Equifax Inc	346	18,726
Exelis Inc	5,190	58,491
Expeditors International of Washington Inc	575	22,741
FedEx Corp	8,204	752,471
Flowserve Corp	110	16,148
Fluor Corp	1,198	70,371
Fortune Brands Home & Security Inc *	3,704	108,231
Gardner Denver Inc	1,392	95,352
GATX Corp	1,305	56,506
General Cable Corp *	1,276	38,803
General Dynamics Corp	8,820	610,961
General Electric Co	294,117	6,173,516
GrafTech International Ltd *	3,262	30,630
Harsco Corp	2,241	52,663
Hertz Global Holdings Inc *	3,013	49,022
Hubbell Inc ‘B’	280	23,696
Huntington Ingalls Industries Inc	1,391	60,286
IDEX Corp	1,882	87,569
Illinois Tool Works Inc	671	40,804
Ingersoll-Rand PLC (Ireland)	1,495	71,700
Iron Mountain Inc	316	9,812
ITT Corp	1,964	46,075
Jacobs Engineering Group Inc *	3,584	152,571
Kansas City Southern	677	56,516
KAR Auction Services Inc	858	17,366

	Shares	Value
KBR Inc	4,124	$123,390
Kennametal Inc	2,225	89,000
Kirby Corp *	401	24,818
L-3 Communications Holdings Inc	2,706	207,334
Lockheed Martin Corp	790	72,909
Manpower Inc	2,229	94,599
Matson Inc	1,094	27,044
MRC Global Inc *	265	7,362
Navistar International Corp *	1,945	42,343
Nielsen Holdings NV * (Netherlands)	2,539	77,668
Nordson Corp	142	8,963
Norfolk Southern Corp	9,045	559,343
Northrop Grumman Corp	6,983	471,911
Oshkosh Corp *	2,548	75,548
Owens Corning *	3,380	125,026
PACCAR Inc	7,666	346,580
Parker Hannifin Corp	2,308	196,318
Pentair Ltd (Switzerland)	5,835	286,790
Pitney Bowes Inc	1,808	19,237
Quanta Services Inc *	5,805	158,418
Raytheon Co	9,255	532,718
Regal-Beloit Corp	1,079	76,037
Republic Services Inc	8,421	246,988
RR Donnelley & Sons Co	5,040	45,360
Ryder System Inc	1,426	71,200
Snap-on Inc	1,293	102,134
Southwest Airlines Co	17,188	176,005
Spirit AeroSystems Holdings Inc ‘A’ *	2,542	43,138
SPX Corp	989	69,378
Stanley Black & Decker Inc	4,745	350,988
Terex Corp *	3,069	86,270
Textron Inc	7,303	181,041
The ADT Corp	6,427	298,791
The Boeing Co	2,018	152,076
The Dun & Bradstreet Corp	404	31,775
The Manitowoc Co Inc	864	13,548
The Shaw Group Inc *	1,832	85,390
The Timken Co	2,214	105,896
Towers Watson & Co ‘A’	1,688	94,882
Trinity Industries Inc	2,231	79,914
Triumph Group Inc	913	59,619
Tyco International Ltd (Switzerland)	12,852	375,921
URS Corp	2,105	82,642
UTi Worldwide Inc (United Kingdom)	2,922	39,155
Verisk Analytics Inc ‘A’ *	576	29,376
WABCO Holdings Inc *	141	9,192
Waste Connections Inc	3,226	109,007
Waste Management Inc	12,853	433,660
WESCO International Inc *	1,212	81,725
Xylem Inc	4,591	124,416

		19,001,152

Information Technology - 6.1%

Activision Blizzard Inc	11,768	124,976
Adobe Systems Inc *	5,884	221,709
Akamai Technologies Inc *	362	14,809
Amdocs Ltd (United Kingdom)	4,687	159,311
Analog Devices Inc	7,580	318,815
AOL Inc *	1,706	50,515
Applied Materials Inc	33,386	381,936
Arrow Electronics Inc *	3,100	118,048
Atmel Corp *	11,293	73,969
Avago Technologies Ltd (Singapore)	391	12,379
Avnet Inc *	4,030	123,358
AVX Corp	1,372	14,790
Booz Allen Hamilton Holding Corp	704	9,800
Broadcom Corp ‘A’ *	5,816	193,149
Brocade Communications Systems Inc *	12,754	67,979
CA Inc	9,293	204,260
Cisco Systems Inc	148,706	2,922,073

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-37

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Computer Sciences Corp	4,311	$172,656
Compuware Corp *	5,760	62,611
CoreLogic Inc *	2,717	73,142
Corning Inc	42,136	531,756
Cree Inc *	3,228	109,687
Cypress Semiconductor Corp *	1,757	19,046
Dell Inc	40,939	414,712
Diebold Inc	1,631	49,925
Dolby Laboratories Inc ‘A’	587	17,217
DST Systems Inc	779	47,207
EchoStar Corp ‘A’ *	781	26,726
Electronic Arts Inc *	8,831	128,314
Fairchild Semiconductor International Inc *	3,506	50,486
Fidelity National Information Services Inc	6,967	242,521
Fiserv Inc *	665	52,555
FLIR Systems Inc	851	18,986
Freescale Semiconductor Ltd * (Bermuda)	66	727
Genpact Ltd (Bermuda)	683	10,587
Harris Corp	2,223	108,838
Hewlett-Packard Co	54,897	782,282
IAC/InterActiveCorp	1,849	87,458
Ingram Micro Inc ‘A’ *	4,236	71,673
Intel Corp	35,897	740,555
Itron Inc *	1,101	49,050
Jabil Circuit Inc	4,206	81,134
JDS Uniphase Corp *	6,429	87,049
Juniper Networks Inc *	14,706	289,267
KLA-Tencor Corp	4,647	221,941
Lam Research Corp *	3,465	125,190
Lexmark International Inc ‘A’	1,994	46,241
Marvell Technology Group Ltd (Bermuda)	13,058	94,801
Maxim Integrated Products Inc	4,060	119,364
Micron Technology Inc *	27,488	174,549
Molex Inc	3,837	104,865
NetApp Inc *	3,318	111,319
NVIDIA Corp	17,187	211,228
ON Semiconductor Corp *	12,622	88,985
Palo Alto Networks Inc *	42	2,248
Paychex Inc	622	19,369
PMC-Sierra Inc *	5,754	29,978
Polycom Inc *	4,992	52,216
Rovi Corp *	2,479	38,251
SAIC Inc	5,103	57,766
SanDisk Corp *	6,766	294,727
ServiceNow Inc *	86	2,583
Silicon Laboratories Inc *	99	4,139
Skyworks Solutions Inc *	614	12,464
Stratasys Ltd * (Israel)	479	38,392
Symantec Corp *	18,873	355,001
Synopsys Inc *	3,751	119,432
Tech Data Corp *	1,033	47,032
Teradyne Inc *	4,562	77,052
Texas Instruments Inc	10,423	322,488
Total System Services Inc	608	13,023
VeriSign Inc *	375	14,558
Vishay Intertechnology Inc *	3,750	39,863
Western Digital Corp	3,658	155,428
Workday Inc ‘A’ *	167	9,102
Xerox Corp	35,341	241,026
Yahoo! Inc *	33,835	673,316
Zebra Technologies Corp ‘A’ *	1,215	47,725

		13,303,705

Materials - 3.7%

Air Products & Chemicals Inc	5,870	493,197
Albemarle Corp	1,081	67,152
Alcoa Inc	29,624	257,136
Allegheny Technologies Inc	2,977	90,382
Aptargroup Inc	1,230	58,696
Ashland Inc	2,180	175,294

	Shares	Value
Bemis Co Inc	2,865	$95,863
Cabot Corp	1,763	70,150
Carpenter Technology Corp	1,141	58,910
CF Industries Holdings Inc	1,418	288,081
Cliffs Natural Resources Inc	3,959	152,659
Commercial Metals Co	3,228	47,968
Crown Holdings Inc *	3,144	115,731
Cytec Industries Inc	1,278	87,965
Domtar Corp	1,004	83,854
Eastman Chemical Co	765	52,058
Freeport-McMoRan Copper & Gold Inc	26,350	901,170
Greif Inc ‘A’	889	39,560
Huntsman Corp	5,315	84,508
International Paper Co	12,143	483,777
Intrepid Potash Inc	805	17,138
Kronos Worldwide Inc	605	11,797
LyondellBasell Industries NV ‘A’ (Netherlands)	8,268	472,020
Martin Marietta Materials Inc	626	59,019
MeadWestvaco Corp	4,804	153,103
Molycorp Inc *	1,562	14,745
Newmont Mining Corp	13,621	632,559
Nucor Corp	8,804	380,157
Owens-Illinois Inc *	1,184	25,184
Packaging Corp of America	238	9,156
Reliance Steel & Aluminum Co	2,088	129,665
Rock-Tenn Co ‘A’	1,738	121,504
Rockwood Holdings Inc	1,335	66,029
RPM International Inc	2,259	66,324
Sealed Air Corp	5,395	94,466
Sonoco Products Co	2,796	83,125
Southern Copper Corp	1,150	43,539
Steel Dynamics Inc	4,777	65,588
Tahoe Resources Inc * (Canada)	1,750	32,060
The Dow Chemical Co	33,186	1,072,572
The Mosaic Co	8,234	466,291
The Scotts Miracle-Gro Co ‘A’	150	6,608
United States Steel Corp	4,003	95,552
Vulcan Materials Co	3,594	187,068
Walter Energy Inc	1,752	62,862
Westlake Chemical Corp	429	34,020
WR Grace & Co *	179	12,034

		8,118,296

Telecommunication Services - 3.2%

AT&T Inc ‡	162,752	5,486,370
CenturyLink Inc	17,248	674,742
Clearwire Corp ‘A’ *	9,971	28,816
Frontier Communications Corp	27,740	118,727
Level 3 Communications Inc *	2,162	49,964
MetroPCS Communications Inc *	8,440	83,893
NII Holdings Inc *	4,754	33,896
Sprint Nextel Corp *	83,264	472,107
Telephone & Data Systems Inc	2,642	58,494
U.S. Cellular Corp *	390	13,744
Windstream Corp	6,645	55,021

		7,075,774

Utilities - 6.2%

AGL Resources Inc	3,259	130,262
Alliant Energy Corp	3,083	135,375
Ameren Corp	6,739	207,022
American Electric Power Co Inc	13,447	573,918
American Water Works Co Inc	4,895	181,751
Aqua America Inc	3,430	87,191
Atmos Energy Corp	2,502	87,870
Calpine Corp *	11,238	203,745
CenterPoint Energy Inc	11,867	228,440
CMS Energy Corp	7,266	177,145
Consolidated Edison Inc	8,133	451,707

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-38

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Dominion Resources Inc	15,866	$821,859
DTE Energy Co	4,724	283,676
Duke Energy Corp	19,539	1,246,588
Edison International	9,047	408,834
Entergy Corp	4,920	313,650
Exelon Corp	23,666	703,827
FirstEnergy Corp	11,612	484,917
Great Plains Energy Inc	3,790	76,975
Hawaiian Electric Industries Inc	2,686	67,526
Integrys Energy Group Inc	2,175	113,578
MDU Resources Group Inc	5,247	111,446
National Fuel Gas Co	2,014	102,090
NextEra Energy Inc	11,579	801,151
NiSource Inc	7,891	196,407
Northeast Utilities	8,708	340,309
NRG Energy Inc	8,966	206,128
NV Energy Inc	6,557	118,944
OGE Energy Corp	2,739	154,233
Pepco Holdings Inc	6,343	124,386
PG&E Corp	11,726	471,151
Pinnacle West Capital Corp	3,041	155,030
PPL Corp	16,105	461,086
Public Service Enterprise Group Inc	14,047	429,838
Questar Corp	3,840	75,878
SCANA Corp	3,256	148,604
Sempra Energy	6,691	474,660
Southern Co	24,116	1,032,406
TECO Energy Inc	5,994	100,459
The AES Corp	17,821	190,685
UGI Corp	3,122	102,121
Vectren Corp	2,280	67,032
Westar Energy Inc	3,507	100,370
Wisconsin Energy Corp	6,400	235,840
Xcel Energy Inc	13,521	361,146

		13,547,256

Total Common Stocks (Cost $188,819,665)		207,519,303

EXCHANGE-TRADED FUND - 0.4%

iShares Russell 1000 Value Index Fund	11,839	862,116

Total Exchange-Traded Fund (Cost $800,493)		862,116

	Principal Amount

SHORT-TERM INVESTMENT - 3.7%

Repurchase Agreement - 3.7%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $7,955,514; collateralized by U.S. Treasury Notes: 0.250% due 07/15/15 and value $8,115,000)	$7,955,510	7,955,510

Total Short-Term Investment (Cost $7,955,510)		7,955,510

TOTAL INVESTMENTS - 99.4% (Cost $197,575,668)		216,336,929

OTHER ASSETS & LIABILITIES, NET - 0.6%		1,202,381

NET ASSETS - 100.0%		$217,539,310

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Financials	26.2%
Energy	15.4%
Health Care	11.0%
Industrials	8.7%
Consumer Discretionary	7.9%
Consumer Staples	6.9%
Utilities	6.2%
Information Technology	6.1%
Materials	3.7%
Short-Term Investment	3.7%
Telecommunication Services	3.2%
Exchange-Traded Fund	0.4%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	As of December 31, 2012, an investment with a value of $817,468 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(d)	Open futures contracts outstanding as of December 31, 2012 were as follows:

Long Futures Outstanding	Number of Contracts	Notional Amount	Unrealized Depreciation
S&P 500 E-Mini (03/13)	118	$8,391,806	($13,216)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-39

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$207,519,303	$207,519,303	$ -	$-
	Exchange-Traded Fund	862,116	862,116	-	-
	Short-Term Investment	7,955,510	-	7,955,510	-

	Total Assets	216,336,929	208,381,419	7,955,510	-

Liabilities	Derivatives:
	Equity Contracts
	Futures	(13,216)	(13,216)	-	-

	Total Liabilities	(13,216)	(13,216)	-	-

	Total	$216,323,713	$208,368,203	$7,955,510	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-40

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
RIGHTS - 0.0%

Health Care - 0.0%

Allos Therapeutics Inc Exp. 11/30/13 * +	3,907	$-

Total Rights (Cost $0)		-

WARRANTS - 0.0%

Energy - 0.0%

Magnum Hunter Resources Corp Strike @ $10.50 Exp. 10/14/13 *	475	242

Total Warrants (Cost $0)		242

COMMON STOCKS - 97.2%

Consumer Discretionary - 15.8%

1-800-FLOWERS.COM Inc ‘A’ *	107	393
Aeropostale Inc *	5,602	72,882
AFC Enterprises Inc *	1,672	43,689
America’s Car-Mart Inc *	547	22,164
American Greetings Corp ‘A’	160	2,702
American Public Education Inc *	1,239	44,740
Ameristar Casinos Inc	1,973	51,772
ANN Inc *	3,361	113,736
Arbitron Inc	1,821	85,004
Arctic Cat Inc *	870	29,049
Asbury Automotive Group Inc *	1,697	54,355
Barnes & Noble Inc *	160	2,414
bebe stores Inc	220	878
Belo Corp ‘A’	2,382	18,270
Biglari Holdings Inc *	10	3,900
BJ’s Restaurants Inc *	1,689	55,568
Bloomin’ Brands Inc *	932	14,576
Blue Nile Inc *	854	32,879
Blyth Inc	728	11,320
Bob Evans Farms Inc	277	11,135
Body Central Corp *	1,123	11,185
Boyd Gaming Corp *	277	1,839
Bravo Brio Restaurant Group Inc *	1,339	17,983
Bridgepoint Education Inc *	1,213	12,494
Brunswick Corp	6,151	178,933
Buffalo Wild Wings Inc *	1,278	93,064
Cabela’s Inc *	2,912	121,576
Caesars Entertainment Corp *	2,289	15,840
CafePress Inc *	345	1,991
Capella Education Co *	874	24,673
Caribou Coffee Co Inc *	1,453	23,524
Carmike Cinemas Inc *	394	5,910
Carrols Restaurant Group Inc *	746	4,461
Cavco Industries Inc *	427	21,341
CEC Entertainment Inc	1,259	41,786
Cherokee Inc	493	6,759
Churchill Downs Inc	293	19,470
Chuy’s Holdings Inc *	330	7,372
Citi Trends Inc *	67	922
Coinstar Inc *	2,154	112,030
Collectors Universe	340	3,410
Conn’s Inc *	110	3,375
Cooper Tire & Rubber Co	3,718	94,288
Core-Mark Holding Co Inc	124	5,871
Cracker Barrel Old Country Store Inc	1,325	85,145

	Shares	Value
Crocs Inc *	6,194	$89,132
Crown Media Holdings Inc ‘A’ *	462	855
Dana Holding Corp	1,057	16,500
Del Frisco’s Restaurant Group Inc *	281	4,381
Denny’s Corp *	5,153	25,147
Destination Maternity Corp	397	8,559
DineEquity Inc *	1,052	70,484
Domino’s Pizza Inc	3,985	173,547
Dorman Products Inc	1,679	59,336
Drew Industries Inc	623	20,092
Einstein Noah Restaurant Group Inc	366	4,469
Ethan Allen Interiors Inc	1,445	37,151
Express Inc *	6,161	92,969
Fiesta Restaurant Group Inc *	998	15,289
Fifth & Pacific Cos Inc *	418	5,204
Five Below Inc *	390	12,496
Francesca’s Holdings Corp *	2,393	62,122
Fuel Systems Solutions Inc *	201	2,955
G-III Apparel Group Ltd *	143	4,895
Geeknet Inc *	309	4,975
Genesco Inc *	1,684	92,620
Gentherm Inc *	2,023	26,906
Global Sources Ltd * (Bermuda)	192	1,244
Gordmans Stores Inc *	598	8,982
Grand Canyon Education Inc *	2,746	64,449
hhgregg Inc *	51	358
Hibbett Sports Inc *	1,813	95,545
Hillenbrand Inc	3,795	85,805
Hot Topic Inc	2,901	27,995
HSN Inc	2,457	135,332
Ignite Restaurant Group Inc *	442	5,746
Interval Leisure Group Inc	2,663	51,636
iRobot Corp *	1,891	35,437
Jack in the Box Inc *	2,458	70,299
Jamba Inc *	5,357	12,000
Jos. A. Bank Clothiers Inc *	1,777	75,665
K12 Inc *	1,839	37,589
Kayak Software Corp *	174	6,911
La-Z-Boy Inc	1,055	14,928
LeapFrog Enterprises Inc *	3,489	30,110
Libbey Inc *	1,411	27,303
Life Time Fitness Inc *	2,732	134,442
LifeLock Inc *	1,134	9,219
Lions Gate Entertainment Corp * (Canada)	5,839	95,760
Lumber Liquidators Holdings Inc *	1,896	100,166
Mac-Gray Corp	104	1,305
Maidenform Brands Inc *	1,150	22,414
Marine Products Corp	386	2,208
Matthews International Corp ‘A’	913	29,307
Mattress Firm Holding Corp *	758	18,594
MDC Partners Inc ‘A’ (Canada)	668	7,548
Meritage Homes Corp *	517	19,310
Monro Muffler Brake Inc	2,127	74,381
Morgans Hotel Group Co *	695	3,850
Movado Group Inc	82	2,516
MTR Gaming Group Inc *	1,544	6,438
Multimedia Games Holding Co Inc *	1,881	27,670
Nathan’s Famous Inc *	181	6,100
National American University Holdings Inc	320	1,232
National CineMedia Inc	1,293	18,270
New York & Co Inc *	1,208	4,602
Nexstar Broadcasting Group Inc ‘A’ *	206	2,182
NutriSystem Inc	1,965	16,093
Orbitz Worldwide Inc *	1,658	4,510
Outdoor Channel Holdings Inc	286	2,174
Overstock.com Inc *	809	11,577
Oxford Industries Inc	965	44,737
Papa John’s International Inc *	1,233	67,741
Penske Automotive Group Inc	756	22,748
PetMed Express Inc	1,395	15,485

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-41

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Pier 1 Imports Inc	6,688	$133,760
Pinnacle Entertainment Inc *	264	4,179
Pool Corp	3,266	138,217
Premier Exhibitions Inc *	1,822	4,938
ReachLocal Inc *	686	8,856
Red Robin Gourmet Burgers Inc *	452	15,951
Rentrak Corp *	378	7,367
Restoration Hardware Holdings Inc *	89	3,002
RG Barry Corp	523	7,411
rue21 Inc *	1,060	30,093
Ruth’s Hospitality Group Inc *	2,426	17,637
Scientific Games Corp ‘A’ *	475	4,118
Select Comfort Corp *	3,904	102,168
SHFL Entertainment Inc *	3,778	54,781
Shutterfly Inc *	620	18,519
Sinclair Broadcast Group Inc ‘A’	271	3,420
Six Flags Entertainment Corp	2,730	167,076
Skullcandy Inc *	1,148	8,943
Smith & Wesson Holding Corp *	4,470	37,727
Sonic Corp *	3,146	32,750
Sotheby’s	1,641	55,170
Steiner Leisure Ltd * (Bahamas)	1,046	50,407
Steven Madden Ltd *	2,700	114,129
Strayer Education Inc	819	46,003
Sturm Ruger & Co Inc	1,321	59,973
Systemax Inc	43	415
Teavana Holdings Inc *	622	9,641
Tenneco Inc *	4,178	146,690
Texas Roadhouse Inc	4,301	72,257
The Buckle Inc	1,909	85,218
The Cato Corp ‘A’	1,881	51,596
The Cheesecake Factory Inc	3,720	121,718
The Children’s Place *	632	27,991
The Finish Line Inc ‘A’	1,324	25,063
The Men’s Wearhouse Inc	736	22,934
The Ryland Group Inc	1,740	63,510
The Warnaco Group Inc *	2,479	177,422
Tilly’s Inc ‘A’ *	649	8,755
Tower International Inc *	386	3,107
Town Sports International Holdings Inc	1,585	16,880
True Religion Apparel Inc	1,776	45,146
Tumi Holdings Inc *	1,486	30,983
Universal Technical Institute Inc	982	9,859
US Auto Parts Network Inc *	1,078	1,973
Vail Resorts Inc	876	47,383
Valassis Communications Inc	1,683	43,388
Value Line Inc	89	798
Vera Bradley Inc *	1,386	34,789
Vitacost.com Inc *	1,533	10,394
Vitamin Shoppe Inc *	2,025	116,154
Weyco Group Inc	22	514
Winmark Corp	150	8,550
Winnebago Industries Inc *	564	9,661
Wolverine World Wide Inc	3,351	137,324
World Wrestling Entertainment Inc ‘A’	1,723	13,594
Zagg Inc *	1,758	12,939
Zumiez Inc *	1,507	29,251

		6,489,157

Consumer Staples - 4.5%

Alico Inc	101	3,700
Annie’s Inc *	252	8,424
Arden Group Inc ‘A’	52	4,678
B&G Foods Inc	3,620	102,482
Cal-Maine Foods Inc	853	34,308
Calavo Growers Inc	815	20,546
Casey’s General Stores Inc	2,619	139,069
Central Garden & Pet Co ‘A’ *	408	4,264
Coca-Cola Bottling Co Consolidated	316	21,014
Craft Brew Alliance Inc *	304	1,970

	Shares	Value
Darling International Inc *	2,463	$39,506
Elizabeth Arden Inc *	1,480	66,615
Farmer Bros. Co *	35	505
Harris Teeter Supermarkets Inc	420	16,195
Inter Parfums Inc	808	15,724
Inventure Foods Inc *	886	5,750
J&J Snack Foods Corp	1,016	64,963
Lancaster Colony Corp	1,268	87,733
Lifeway Foods Inc	317	2,771
Limoneira Co	573	11,110
Medifast Inc *	956	25,229
National Beverage Corp	776	11,322
Natural Grocers by Vitamin Cottage Inc *	198	3,780
Nature’s Sunshine Products Inc	479	6,936
Orchids Paper Products Co	173	3,498
Pilgrim’s Pride Corp *	3,359	24,353
Post Holdings Inc *	1,274	43,634
Prestige Brands Holdings Inc *	2,283	45,728
PriceSmart Inc	1,250	96,312
Rite Aid Corp *	4,048	5,505
Roundy’s Inc	1,406	6,257
Sanderson Farms Inc	1,581	75,177
Snyder’s-Lance Inc	2,700	65,097
Spectrum Brands Holdings Inc *	1,325	59,532
Star Scientific Inc *	10,037	26,899
SUPERVALU Inc	11,165	27,578
Susser Holdings Corp *	334	11,520
Synutra International Inc *	1,184	5,482
The Boston Beer Co Inc ‘A’ *	536	72,065
The Chefs’ Warehouse Inc *	768	12,142
The Female Health Co	1,344	9,650
The Hain Celestial Group Inc *	2,536	137,502
The Pantry Inc *	146	1,771
Tootsie Roll Industries Inc	1,526	39,554
TreeHouse Foods Inc *	1,667	86,901
United Natural Foods Inc *	3,360	180,062
USANA Health Sciences Inc *	411	13,534
Vector Group Ltd	2,876	42,766
WD-40 Co	1,092	51,444
Westway Group Inc *	86	574

		1,843,131

Energy - 5.5%

Abraxas Petroleum Corp *	5,709	12,503
Alon USA Energy Inc	545	9,859
Apco Oil and Gas International Inc (Cayman)	612	7,534
Approach Resources Inc *	2,291	57,298
Berry Petroleum Co ‘A’	3,609	121,082
Bonanza Creek Energy Inc *	99	2,751
BPZ Resources Inc *	2,104	6,628
C&J Energy Services Inc *	942	20,196
Carrizo Oil & Gas Inc *	2,350	49,162
Ceres Inc *	444	2,016
Clayton Williams Energy Inc *	34	1,360
Clean Energy Fuels Corp *	4,570	56,896
Contango Oil & Gas Co	804	34,057
Crosstex Energy Inc	2,595	37,212
CVR Energy Inc *	783	38,203
Diamondback Energy Inc *	464	8,872
Dril-Quip Inc *	2,765	201,983
Endeavour International Corp *	3,008	15,581
Energy XXI Ltd (Bermuda)	3,953	127,247
Evolution Petroleum Corp *	1,101	8,951
Forum Energy Technologies Inc *	1,529	37,843
FX Energy Inc *	3,641	14,965
GasLog Ltd (Bermuda)	690	8,577
Geospace Technologies Corp *	876	77,850
Gevo Inc *	1,968	3,031
Global Geophysical Services Inc *	1,291	4,970

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-42

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Goodrich Petroleum Corp *	1,803	$16,804
Gulfmark Offshore Inc ‘A’	403	13,883
Gulfport Energy Corp *	1,290	49,304
Halcon Resources Corp *	6,721	46,509
Harvest Natural Resources Inc *	141	1,279
Heckmann Corp *	688	2,773
ION Geophysical Corp *	9,088	59,163
Isramco Inc *	73	7,591
KiOR Inc ‘A’ *	1,836	11,769
Kodiak Oil & Gas Corp * (Canada)	18,147	160,601
Lufkin Industries Inc	2,313	134,455
Magnum Hunter Resources Corp *	3,594	14,340
Matador Resources Co *	812	6,658
Matrix Service Co *	317	3,646
Midstates Petroleum Co Inc *	744	5,126
Mitcham Industries Inc *	544	7,415
Northern Oil & Gas Inc *	4,374	73,571
Oasis Petroleum Inc *	5,498	174,836
Panhandle Oil & Gas Inc ‘A’	479	13,522
PHI Inc *	76	2,545
Pioneer Energy Services Corp *	924	6,708
Renewable Energy Group Inc *	117	686
Rentech Inc	8,472	22,281
REX American Resources Corp *	44	849
RigNet Inc *	832	16,998
Rosetta Resources Inc *	3,640	165,110
Sanchez Energy Corp *	796	14,328
Saratoga Resources Inc *	1,316	4,659
Solazyme Inc *	2,279	17,913
Synergy Resources Corp *	131	706
Targa Resources Corp	1,995	105,416
TGC Industries Inc	1,023	8,378
Uranerz Energy Corp *	4,706	6,541
Uranium Energy Corp *	2,818	7,214
Vaalco Energy Inc *	3,980	34,427
W&T Offshore Inc	164	2,629
Warren Resources Inc *	1,043	2,931
Western Refining Inc	2,346	66,134
Willbros Group Inc *	609	3,264
ZaZa Energy Corp *	904	1,853

		2,261,442

Financials - 7.6%

Acadia Realty Trust REIT	3,545	88,909
Alexander’s Inc REIT	148	48,958
American Safety Insurance Holdings Ltd * (Bermuda)	67	1,268
AmREIT Inc ‘B’	91	1,561
AmTrust Financial Services Inc	306	8,779
Apollo Residential Mortgage Inc REIT	182	3,675
Arrow Financial Corp	43	1,073
Associated Estates Realty Corp REIT	1,563	25,196
Bank of the Ozarks Inc	1,473	49,301
Beneficial Mutual Bancorp Inc *	279	2,650
BGC Partners Inc ‘A’	6,840	23,666
BofI Holding Inc *	48	1,338
Bridge Capital Holdings *	176	2,739
Cascade Bancorp *	15	94
Cash America International Inc	850	33,719
Clifton Savings Bancorp Inc	54	609
Cohen & Steers Inc	1,275	38,849
Coresite Realty Corp REIT	707	19,556
Credit Acceptance Corp *	541	55,009
DFC Global Corp *	2,382	44,091
Diamond Hill Investment Group Inc	186	12,622
Donegal Group Inc ‘A’	51	716
Duff & Phelps Corp ‘A’	590	9,216
DuPont Fabros Technology Inc REIT	2,022	48,852
Eagle Bancorp Inc *	64	1,278
EastGroup Properties Inc REIT	1,871	100,678

	Shares	Value
eHealth Inc *	1,354	$37,208
Encore Capital Group Inc *	1,201	36,775
Epoch Holding Corp	1,096	30,578
Evercore Partners Inc ‘A’	181	5,464
Ezcorp Inc ‘A’ *	2,284	45,360
FelCor Lodging Trust Inc REIT *	5,189	24,233
Financial Engines Inc *	3,186	88,411
First American Financial Corp	695	16,743
First Cash Financial Services Inc *	1,976	98,049
First Federal Bancshares of Arkansas Inc *	79	770
FNB United Corp *	508	5,893
GAMCO Investors Inc ‘A’	443	23,510
Glimcher Realty Trust REIT	8,728	96,794
Green Dot Corp ‘A’ *	1,671	20,386
Greenhill & Co Inc	2,004	104,188
Greenlight Capital Re Ltd ‘A’ * (Cayman)	555	12,809
Gyrodyne Co of America Inc REIT	79	5,693
Hallmark Financial Services Inc *	90	845
Heritage Financial Group Inc	70	965
HFF Inc ‘A’	1,929	28,742
Highwoods Properties Inc REIT	3,326	111,255
Hingham Institution for Savings	9	563
Homeowners Choice Inc	130	2,703
ICG Group Inc *	199	2,275
Inland Real Estate Corp REIT	2,549	21,361
Investors Bancorp Inc	524	9,317
JAVELIN Mortgage Investment Corp	116	2,214
Ladenburg Thalmann Financial Services Inc *	7,246	10,144
LTC Properties Inc REIT	504	17,736
Main Street Capital Corp	178	5,431
MarketAxess Holdings Inc	2,513	88,709
Meadowbrook Insurance Group Inc	287	1,659
Meridian Interstate Bancorp Inc *	48	805
MicroFinancial Inc	244	1,776
Monmouth Real Estate Investment Corp ‘A’ REIT	1,323	13,706
Montpelier Re Holdings Ltd (Bermuda)	475	10,858
National Health Investors Inc REIT	1,714	96,892
Nationstar Mortgage Holdings Inc *	1,328	41,141
Netspend Holdings Inc *	1,966	23,238
Ocwen Financial Corp *	454	15,704
OFS Capital Corp *	85	1,164
Omega Healthcare Investors Inc REIT	7,796	185,935
Oritani Financial Corp	1,110	17,005
Penns Woods Bancorp Inc	18	673
Portfolio Recovery Associates Inc *	1,179	125,988
Potlatch Corp REIT	1,791	70,189
PS Business Parks Inc REIT	1,075	69,853
Pzena Investment Management Inc ‘A’	419	2,263
Regional Management Corp *	326	5,395
Ryman Hospitality Properties REIT	1,517	58,344
Saul Centers Inc REIT	545	23,321
Sovran Self Storage Inc REIT	1,848	114,761
Spirit Realty Capital Inc REIT	484	8,606
State Auto Financial Corp	194	2,898
Stifel Financial Corp *	1,819	58,153
Strategic Hotels & Resorts Inc REIT *	10,645	68,128
Sun Communities Inc REIT	2,074	82,732
Tejon Ranch Co *	907	25,469
Texas Capital Bancshares Inc *	2,414	108,195
The Navigators Group Inc *	300	15,321
Tower Group Inc	1,321	23,474
Tree.com Inc	266	4,796
UMH Properties Inc REIT	238	2,459
Universal Health Realty Income Trust REIT	508	25,710
Universal Insurance Holdings Inc	195	854
Urstadt Biddle Properties Inc ‘A’ REIT	1,301	25,604
Virtus Investment Partners Inc *	218	26,365
Washington REIT	1,534	40,114

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-43

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Westamerica Bancorp	1,066	$45,401
Westwood Holdings Group Inc	452	18,487
WisdomTree Investments Inc *	4,026	24,639
World Acceptance Corp *	720	53,683
Zillow Inc ‘A’ *	244	6,771

		3,128,055

Health Care - 19.7%

Abaxis Inc	1,491	55,316
ABIOMED Inc *	2,306	31,039
Acadia Healthcare Co Inc *	1,854	43,254
Accretive Health Inc *	3,883	44,888
Accuray Inc *	4,915	31,603
Achillion Pharmaceuticals Inc *	4,104	32,914
Acorda Therapeutics Inc *	2,763	68,688
Acura Pharmaceuticals Inc *	747	1,658
Aegerion Pharmaceuticals Inc *	1,722	43,722
Affymax Inc *	2,493	47,367
Agenus Inc *	1,009	4,137
Air Methods Corp	2,643	97,500
Akorn Inc *	3,910	52,238
Align Technology Inc *	4,947	137,279
Alkermes PLC * (Ireland)	8,430	156,124
Alnylam Pharmaceuticals Inc *	3,197	58,345
AMAG Pharmaceuticals Inc *	1,167	17,167
Amicus Therapeutics Inc *	2,202	5,901
AMN Healthcare Services Inc *	1,686	19,473
Ampio Pharmaceuticals Inc *	1,799	6,458
AmSurg Corp *	710	21,307
Anacor Pharmaceuticals Inc *	1,137	5,912
Analogic Corp	843	62,635
Anika Therapeutics Inc *	814	8,091
Antares Pharma Inc *	7,363	28,053
Arena Pharmaceuticals Inc *	13,225	119,290
ArQule Inc *	4,123	11,503
Array BioPharma Inc *	8,024	29,849
ArthroCare Corp *	1,573	54,410
athenahealth Inc *	2,466	181,128
AtriCure Inc *	1,018	7,024
Atrion Corp	107	20,972
Auxilium Pharmaceuticals Inc *	3,327	61,649
AVANIR Pharmaceuticals Inc ‘A’ *	8,632	22,702
AVEO Pharmaceuticals Inc *	2,488	20,028
BG Medicine Inc *	782	1,806
Bio-Reference Labs Inc *	1,690	48,486
BioCryst Pharmaceuticals Inc *	3,311	4,702
BioDelivery Sciences International Inc *	1,860	8,017
BioScrip Inc *	814	8,767
BioSpecifics Technologies Corp *	335	5,008
Biotime Inc *	2,116	6,644
Cadence Pharmaceuticals Inc *	4,148	19,869
Cambrex Corp *	1,076	12,245
Cantel Medical Corp	1,457	43,317
Capital Senior Living Corp *	1,674	31,287
Cardiovascular Systems Inc *	1,157	14,520
Celldex Therapeutics Inc *	4,286	28,759
Cempra Inc *	251	1,606
Centene Corp *	3,546	145,386
Cepheid Inc *	4,515	152,652
Cerus Corp *	3,369	10,646
Chemed Corp	1,324	90,813
ChemoCentryx Inc *	393	4,299
Clovis Oncology Inc *	948	15,168
Computer Programs & Systems Inc	760	38,258
Conceptus Inc *	2,156	45,298
Corcept Therapeutics Inc *	3,555	5,084
Coronado Biosciences Inc *	1,269	5,723
Corvel Corp *	424	19,008
Cubist Pharmaceuticals Inc *	4,361	183,424
Cumberland Pharmaceuticals Inc *	410	1,722

	Shares	Value
Curis Inc *	4,214	$14,454
Cyberonics Inc *	1,895	99,544
Cynosure Inc ‘A’ *	428	10,319
Cytori Therapeutics Inc *	3,361	9,478
Dendreon Corp *	8,525	45,012
Depomed Inc *	3,824	23,671
Derma Sciences Inc *	44	489
DexCom Inc *	4,716	64,185
Discovery Laboratories Inc *	3,054	6,444
Durata Therapeutics Inc *	470	3,591
Dyax Corp *	6,814	23,713
Dynavax Technologies Corp *	10,632	30,408
Emergent BioSolutions Inc *	361	5,790
Emeritus Corp *	2,115	52,283
Endocyte Inc *	2,039	18,310
Endologix Inc *	3,806	54,197
EnteroMedics Inc *	1,954	5,471
Epocrates Inc *	1,215	10,716
Exact Sciences Corp *	4,388	46,469
Exactech Inc *	127	2,153
ExamWorks Group Inc *	384	5,372
Exelixis Inc *	12,645	57,788
Fluidigm Corp *	1,667	23,855
Furiex Pharmaceuticals Inc *	518	9,977
Genomic Health Inc *	1,107	30,177
Globus Medical Inc ‘A’ *	477	5,004
Greenway Medical Technologies Inc *	434	6,666
GTx Inc *	1,592	6,686
Haemonetics Corp *	3,485	142,327
Halozyme Therapeutics Inc *	6,195	41,568
Hansen Medical Inc *	3,750	7,800
Harvard Bioscience Inc *	112	491
HealthSouth Corp *	5,545	117,055
HealthStream Inc *	1,341	32,600
HeartWare International Inc *	971	81,515
Hi-Tech Pharmacal Co Inc	287	10,039
HMS Holdings Corp *	5,916	153,343
Horizon Pharma Inc *	1,562	3,639
Hyperion Therapeutics Inc *	217	2,448
ICU Medical Inc *	780	47,525
Idenix Pharmaceuticals Inc *	5,511	26,728
ImmunoCellular Therapeutics Ltd *	3,475	6,672
ImmunoGen Inc *	4,491	57,260
Immunomedics Inc *	4,554	13,298
Impax Laboratories Inc *	4,609	94,438
Infinity Pharmaceuticals Inc *	1,950	68,250
Insulet Corp *	3,287	69,750
Integra LifeSciences Holdings Corp *	766	29,851
Intercept Pharmaceuticals Inc *	262	8,971
InterMune Inc *	2,532	24,535
IPC The Hospitalist Co Inc *	1,139	45,230
Ironwood Pharmaceuticals Inc ‘A’ *	5,183	57,479
Isis Pharmaceuticals Inc *	6,909	72,268
Jazz Pharmaceuticals PLC * (Ireland)	2,858	152,046
Keryx Biopharmaceuticals Inc *	4,954	12,980
KYTHERA Biopharmaceuticals Inc *	284	8,617
Landauer Inc	648	39,664
Lexicon Pharmaceuticals Inc *	6,348	14,093
LHC Group Inc *	58	1,235
Ligand Pharmaceuticals Inc ‘B’ *	1,200	24,888
Luminex Corp *	2,874	48,168
Magellan Health Services Inc *	92	4,508
MAKO Surgical Corp *	2,719	34,994
MannKind Corp *	7,818	18,060
MAP Pharmaceuticals Inc *	1,938	30,446
Masimo Corp	3,435	72,169
MedAssets Inc *	1,339	22,455
Medidata Solutions Inc *	1,527	59,843
Merge Healthcare Inc *	3,222	7,958
Meridian Bioscience Inc	2,842	57,551

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-44

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Merit Medical Systems Inc *	159	$2,210
Merrimack Pharmaceuticals Inc *	1,046	6,370
Molina Healthcare Inc *	176	4,763
Momenta Pharmaceuticals Inc *	1,255	14,784
MWI Veterinary Supply Inc *	874	96,140
National Research Corp	168	9,106
Natus Medical Inc *	1,243	13,897
Navidea Biopharmaceuticals Inc *	6,654	18,831
Nektar Therapeutics *	5,612	41,585
Neogen Corp *	1,619	73,373
Neurocrine Biosciences Inc *	4,577	34,236
NewLink Genetics Corp *	891	11,138
Novavax Inc *	8,982	16,976
NPS Pharmaceuticals Inc *	3,950	35,945
NuVasive Inc *	744	11,502
NxStage Medical Inc *	3,565	40,106
Obagi Medical Products Inc *	1,194	16,226
Omeros Corp *	1,801	9,347
Omnicell Inc *	254	3,777
OncoGenex Pharmaceutical Inc *	1,010	13,251
Oncothyreon Inc *	4,060	7,795
Opko Health Inc *	7,373	35,464
Optimer Pharmaceuticals Inc *	3,247	29,385
OraSure Technologies Inc *	3,745	26,889
Orexigen Therapeutics Inc *	5,025	26,482
Orthofix International NV * (Netherlands)	1,029	40,471
Osiris Therapeutics Inc *	1,147	10,300
Owens & Minor Inc	3,749	106,884
Pacira Pharmaceuticals Inc *	1,270	22,187
Pain Therapeutics Inc *	2,564	6,948
PAREXEL International Corp *	4,122	121,970
PDI Inc *	60	456
PDL BioPharma Inc	8,355	58,903
Pernix Therapeutics Holdings *	639	4,952
Pharmacyclics Inc *	3,745	216,836
PhotoMedex Inc *	767	11,129
POZEN Inc *	1,805	9,043
Progenics Pharmaceuticals Inc *	2,906	8,660
PSS World Medical Inc *	3,475	100,358
Quality Systems Inc	2,731	47,410
Questcor Pharmaceuticals Inc	3,704	98,971
Quidel Corp *	1,935	36,126
Raptor Pharmaceutical Corp *	3,577	20,925
Regulus Therapeutics Inc *	732	4,612
Repligen Corp *	1,921	12,083
Repros Therapeutics Inc *	1,175	18,506
Rigel Pharmaceuticals Inc *	4,792	31,148
Rochester Medical Corp *	612	6,169
Rockwell Medical Technologies Inc *	1,382	11,125
RTI Biologics Inc *	265	1,132
Sagent Pharmaceuticals Inc *	654	10,523
Sangamo Biosciences Inc *	3,633	21,834
Santarus Inc *	3,771	41,406
SciClone Pharmaceuticals Inc *	3,922	16,904
Seattle Genetics Inc *	6,546	151,867
Sequenom Inc *	6,032	28,471
SIGA Technologies Inc *	2,472	6,477
Skilled Healthcare Group Inc ‘A’ *	1,208	7,695
Spectranetics Corp *	2,358	34,828
Spectrum Pharmaceuticals Inc	4,103	45,913
Staar Surgical Co *	2,502	15,262
STERIS Corp	2,936	101,967
Sucampo Pharmaceuticals Inc ‘A’ *	696	3,410
Sunesis Pharmaceuticals Inc *	2,070	8,694
Sunrise Senior Living Inc *	3,227	46,404
SurModics Inc *	192	4,293
Symmetry Medical Inc *	786	8,269
Synageva BioPharma Corp *	722	33,421
Synergy Pharmaceuticals Inc *	2,841	14,944
Synta Pharmaceuticals Corp *	2,749	24,796

	Shares	Value
Team Health Holdings Inc *	1,952	$56,159
TESARO Inc *	245	4,153
The Ensign Group Inc	740	20,121
The Medicines Co *	3,792	90,894
The Providence Service Corp *	209	3,551
Theravance Inc *	4,179	93,066
Threshold Pharmaceuticals Inc *	3,127	13,165
Tornier NV * (Netherlands)	768	12,895
Transcept Pharmaceuticals Inc *	115	512
Trius Therapeutics Inc *	1,866	8,919
U.S. Physical Therapy Inc	807	22,225
Unilife Corp *	5,566	12,635
Utah Medical Products Inc	212	7,643
Vanda Pharmaceuticals Inc *	1,964	7,267
Vanguard Health Systems Inc *	1,890	23,153
Vascular Solutions Inc *	1,112	17,570
Ventrus Biosciences Inc *	815	1,760
Verastem Inc *	467	4,105
Vical Inc *	4,823	14,035
Vivus Inc *	6,870	92,195
Vocera Communications Inc *	212	5,321
Volcano Corp *	3,664	86,507
WellCare Health Plans Inc *	1,436	69,919
West Pharmaceutical Services Inc	1,488	81,468
XenoPort Inc *	2,548	19,798
XOMA Corp *	5,012	12,004
Young Innovations Inc	164	6,463
Zeltiq Aesthetics Inc *	433	2,005
ZIOPHARM Oncology Inc *	4,602	19,144
Zogenix Inc *	3,645	4,848

		8,106,875

Industrials - 17.5%

A.O. Smith Corp	740	46,672
AAON Inc	1,273	26,568
Acacia Research Corp *	3,420	87,723
ACCO Brands Corp *	3,574	26,233
Aceto Corp	446	4,478
Acorn Energy Inc	1,255	9,802
Actuant Corp ‘A’	972	27,129
Acuity Brands Inc	2,917	197,568
Aegion Corp *	382	8,477
Aerovironment Inc *	713	15,501
Alaska Air Group Inc *	4,638	199,851
Allegiant Travel Co	1,028	75,465
Altra Holdings Inc	1,010	22,270
Ameresco Inc ‘A’ *	1,064	10,438
American Science & Engineering Inc	108	7,043
American Superconductor Corp *	256	671
American Woodmark Corp *	105	2,921
Applied Industrial Technologies Inc	2,676	112,419
ARC Document Solutions Inc *	406	1,039
Argan Inc	141	2,538
Astronics Corp *	827	18,922
AT Cross Co ‘A’ *	602	6,490
Avis Budget Group Inc *	7,308	144,845
AZZ Inc	1,737	66,753
Barrett Business Services Inc	480	18,283
Beacon Roofing Supply Inc *	3,228	107,428
Belden Inc	2,789	125,477
Blount International Inc *	3,360	53,155
BlueLinx Holdings Inc *	317	891
Builders FirstSource Inc *	3,110	17,354
CAI International Inc *	393	8,626
Capstone Turbine Corp *	20,577	18,314
Cascade Corp	36	2,315
Casella Waste Systems Inc ‘A’ *	124	543
CDI Corp	154	2,638
Ceco Environmental Corp	394	3,920
Celadon Group Inc	1,375	24,846

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-45

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Chart Industries Inc *	2,058	$137,207
CIRCOR International Inc	81	3,207
CLARCOR Inc	3,459	165,271
Coleman Cable Inc	591	5,479
Comfort Systems USA Inc	748	9,096
Commercial Vehicle Group Inc *	1,677	13,768
CPI Aerostructures Inc *	430	4,304
Cubic Corp	584	28,014
Deluxe Corp	2,357	75,990
DigitalGlobe Inc *	1,725	42,159
DXP Enterprises Inc *	603	29,589
Dycom Industries Inc *	2,027	40,135
Dynamic Materials Corp	344	4,782
Echo Global Logistics Inc *	1,008	18,114
Edgen Group Inc *	226	1,596
EnergySolutions Inc *	1,476	4,605
EnerNOC Inc *	643	7,555
EnerSys *	1,204	45,307
Enphase Energy Inc *	428	1,562
EnPro Industries Inc *	742	30,348
ESCO Technologies Inc	589	22,034
Exponent Inc *	919	51,308
Federal Signal Corp *	423	3,219
Flow International Corp *	708	2,478
Forward Air Corp	1,999	69,985
Franklin Covey Co *	664	8,566
Franklin Electric Co Inc	1,527	94,934
FuelCell Energy Inc *	2,685	2,462
GenCorp Inc *	3,261	29,838
Generac Holdings Inc	780	26,762
Genesee & Wyoming Inc ‘A’ *	3,052	232,196
GP Strategies Corp *	920	18,998
Graham Corp	683	13,318
Great Lakes Dredge & Dock Co	479	4,277
H&E Equipment Services Inc	1,105	16,652
Hawaiian Holdings Inc *	1,918	12,601
Healthcare Services Group Inc	4,623	107,392
Heartland Express Inc	2,545	33,263
HEICO Corp	3,625	162,255
Heritage-Crystal Clean Inc *	517	7,760
Herman Miller Inc	4,009	85,873
Hexcel Corp *	6,853	184,757
Hill International Inc *	133	487
HNI Corp	2,968	89,218
Houston Wire & Cable Co	439	5,387
Hub Group Inc ‘A’ *	2,549	85,646
Huron Consulting Group Inc *	1,576	53,095
II-VI Inc *	3,079	56,253
InnerWorkings Inc *	2,185	30,109
Insperity Inc	1,563	50,891
Insteel Industries Inc	49	612
Interface Inc	4,029	64,786
Intersections Inc	388	3,678
John Bean Technologies Corp	1,985	35,273
Kaman Corp	1,815	66,792
Kforce Inc	1,805	25,866
Knight Transportation Inc	3,986	58,315
Knoll Inc	2,295	35,251
Lindsay Corp	875	70,105
LMI Aerospace Inc *	67	1,296
MasTec Inc *	3,775	94,111
McGrath RentCorp	875	25,392
Meritor Inc *	1,621	7,667
Met-Pro Corp	56	543
Mine Safety Appliances Co	1,901	81,192
Mistras Group Inc *	1,073	26,492
Moog Inc ‘A’ *	350	14,360
Mueller Industries Inc	226	11,307
Mueller Water Products Inc ‘A’	7,071	39,668
Multi-Color Corp	59	1,415

	Shares	Value
MYR Group Inc *	778	$17,310
National Presto Industries Inc	38	2,626
Nortek Inc *	530	35,112
Odyssey Marine Exploration Inc *	5,029	14,936
Old Dominion Freight Line Inc *	4,900	167,972
Omega Flex Inc	191	2,361
On Assignment Inc *	2,956	59,948
Pacer International Inc *	343	1,338
Park-Ohio Holdings Corp *	562	11,976
Patrick Industries Inc *	278	4,326
Performant Financial Corp *	355	3,585
PGT Inc *	661	2,974
Powell Industries Inc *	266	11,047
Preformed Line Products Co	11	654
Primoris Services Corp	539	8,107
Proto Labs Inc *	350	13,797
Quality Distribution Inc *	533	3,198
Rand Logistics Inc *	58	377
Raven Industries Inc	2,491	65,663
RBC Bearings Inc *	1,523	76,257
Republic Airways Holdings Inc *	1,867	10,605
Rexnord Corp *	424	9,031
Roadrunner Transportation Systems Inc *	513	9,306
Robbins & Myers Inc	1,087	64,622
RPX Corp *	1,344	12,150
Saia Inc *	210	4,855
Sauer-Danfoss Inc	806	43,016
SeaCube Container Leasing Ltd (Bermuda)	94	1,772
SIFCO Industries Inc	62	977
Simpson Manufacturing Co Inc	293	9,607
SkyWest Inc	215	2,679
Spirit Airlines Inc *	2,867	50,803
Standard Parking Corp *	1,069	23,507
Standex International Corp	194	9,950
Steelcase Inc ‘A’	738	9,402
Sterling Construction Co Inc *	106	1,054
Sun Hydraulics Corp	1,421	37,060
Swift Transportation Co *	5,441	49,622
Sypris Solutions Inc	514	2,035
TAL International Group Inc	1,011	36,780
Taser International Inc *	3,541	31,657
Team Inc *	1,368	52,039
Teledyne Technologies Inc *	879	57,197
Tennant Co	1,295	56,915
Tetra Tech Inc *	3,559	94,136
Textainer Group Holdings Ltd (Bermuda)	953	29,981
The Advisory Board Co *	2,359	110,378
The Brink’s Co	3,256	92,894
The Corporate Executive Board Co	2,308	109,538
The Gorman-Rupp Co	1,042	31,083
The KEYW Holding Corp *	734	9,314
The Middleby Corp *	1,286	164,878
Thermon Group Holdings Inc *	1,008	22,710
Titan International Inc	3,288	71,415
Titan Machinery Inc *	1,164	28,751
TMS International Corp ‘A’ *	440	5,509
TRC Cos Inc *	882	5,133
Trex Co Inc *	1,029	38,310
TriMas Corp *	2,039	57,010
TrueBlue Inc *	2,032	32,004
United Stationers Inc	166	5,144
US Airways Group Inc *	11,185	150,997
US Ecology Inc	792	18,644
USG Corp *	5,106	143,325
Vicor Corp *	248	1,344
Wabash National Corp *	4,709	42,240
WageWorks Inc *	305	5,429
Watsco Inc	2,025	151,672
Werner Enterprises Inc	2,622	56,819
Wesco Aircraft Holdings Inc *	278	3,672

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-46

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Woodward Inc	4,759	$181,461
XPO Logistics Inc *	1,215	21,117
Zipcar Inc *	1,547	12,747

		7,187,689

Information Technology - 20.8%

3D Systems Corp *	3,222	171,894
ACI Worldwide Inc *	2,736	119,536
Actuate Corp *	3,172	17,763
ADTRAN Inc	4,392	85,820
Advent Software Inc *	2,171	46,416
Ambarella Inc * (Cayman)	147	1,639
Ambient Corp *	180	542
American Software Inc ‘A’	1,620	12,571
Anaren Inc *	121	2,353
Angie’s List Inc *	2,449	29,364
Anixter International Inc	1,187	75,944
ARRIS Group Inc *	1,021	15,254
Aruba Networks Inc *	7,696	159,692
Aspen Technology Inc *	6,078	167,996
ATMI Inc *	142	2,965
Audience Inc *	63	655
AVG Technologies NV * (Netherlands)	526	8,327
Aware Inc	721	3,951
Badger Meter Inc	999	47,363
Bankrate Inc *	2,796	34,810
Bazaarvoice Inc *	664	6,208
Blackbaud Inc	3,108	70,956
Blucora Inc *	434	6,818
Bottomline Technologies Inc *	693	18,288
Brightcove Inc *	409	3,697
BroadSoft Inc *	1,892	68,736
Cabot Microelectronics Corp	1,618	57,455
CACI International Inc ‘A’ *	125	6,879
CalAmp Corp *	1,975	16,432
Calix Inc *	970	7,459
Callidus Software Inc *	2,420	10,987
Carbonite Inc *	749	6,928
Cardtronics Inc *	3,035	72,051
Cass Information Systems Inc	700	29,540
Cavium Inc *	3,422	106,801
Ceva Inc *	1,209	19,042
Ciena Corp *	5,161	81,028
Cirrus Logic Inc *	4,441	128,656
Cognex Corp	2,947	108,509
Coherent Inc	473	23,943
CommVault Systems Inc *	3,073	214,219
Computer Task Group Inc *	802	14,620
comScore Inc *	2,429	33,472
Comverse Inc *	1,508	43,023
Comverse Technology Inc *	15,089	57,942
Constant Contact Inc *	2,097	29,798
Cornerstone OnDemand Inc *	2,312	68,273
CoStar Group Inc *	1,940	173,378
Cray Inc *	2,542	40,545
CSG Systems International Inc *	1,343	24,416
Cymer Inc *	656	59,322
Daktronics Inc	589	6,520
Datalink Corp *	1,026	8,772
DealerTrack Technologies Inc *	2,608	74,902
Demand Media Inc *	1,534	14,251
Demandware Inc *	428	11,693
Dice Holdings Inc *	2,912	26,732
Digimarc Corp	497	10,288
DTS Inc *	1,262	21,075
E2open Inc *	237	3,356
Ebix Inc	1,462	23,494
Echelon Corp *	1,465	3,589
Electro Rent Corp	126	1,938
Electronics for Imaging Inc *	262	4,975

	Shares	Value
Ellie Mae Inc *	1,734	$48,118
Eloqua Inc *	472	11,134
Envestnet Inc *	1,438	20,060
Envivio Inc *	130	221
EPAM Systems Inc *	325	5,882
EPIQ Systems Inc	181	2,313
Exa Corp *	309	3,007
ExactTarget Inc *	672	13,440
Exar Corp *	314	2,795
ExlService Holdings Inc *	1,605	42,532
Extreme Networks Inc *	6,452	23,485
Fair Isaac Corp	2,360	99,191
FalconStor Software Inc *	2,188	5,098
FARO Technologies Inc *	1,164	41,532
FEI Co	2,450	135,877
FleetMatics Group PLC * (Ireland)	443	11,146
Forrester Research Inc	966	25,889
Global Cash Access Holdings Inc *	3,641	28,545
Globecomm Systems Inc *	1,223	13,820
Glu Mobile Inc *	3,634	8,322
GSI Group Inc * (Canada)	104	901
GT Advanced Technologies Inc *	6,922	20,904
Guidance Software Inc *	990	11,751
Guidewire Software Inc *	1,409	41,875
Heartland Payment Systems Inc	2,673	78,853
Higher One Holdings Inc *	2,218	23,378
Hittite Microwave Corp *	2,165	134,446
iGate Corp *	2,204	34,757
Immersion Corp *	1,817	12,483
Imperva Inc *	671	21,157
Infinera Corp *	6,799	39,502
Infoblox Inc *	519	9,326
Innodata Inc *	1,486	5,617
Inphi Corp *	668	6,399
Interactive Intelligence Group Inc *	1,009	33,842
InterDigital Inc	2,819	115,861
Intermec Inc *	543	5,354
Intermolecular Inc *	949	8,446
Internap Network Services Corp *	1,851	12,846
InvenSense Inc *	2,513	27,919
iPass Inc *	3,194	5,845
Ixia *	2,898	49,208
j2 Global Inc	2,633	80,517
Jive Software Inc *	1,118	16,245
Key Tronic Corp *	118	1,208
KVH Industries Inc *	868	12,135
Lionbridge Technologies Inc *	3,878	15,590
Liquidity Services Inc *	1,621	66,234
Littelfuse Inc	1,349	83,247
LivePerson Inc *	3,783	49,709
LogMeIn Inc *	1,520	34,063
Loral Space & Communications Inc	714	39,027
M/A-COM Technology Solutions Holdings Inc *	66	988
Manhattan Associates Inc *	1,397	84,295
Market Leader Inc *	1,260	8,253
Mattersight Corp *	624	3,101
MAXIMUS Inc	2,337	147,745
MaxLinear Inc ‘A’ *	232	1,165
Maxwell Technologies Inc *	2,009	16,655
Measurement Specialties Inc *	915	31,439
MeetMe Inc *	199	695
MEMC Electronic Materials Inc *	3,590	11,524
Mentor Graphics Corp *	3,463	58,940
Mesa Laboratories Inc	174	8,719
Micrel Inc	3,332	31,654
Microsemi Corp *	6,109	128,533
MicroStrategy Inc ‘A’ *	586	54,721
Millennial Media Inc *	757	9,485
MIPS Technologies Inc *	2,540	19,863

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-47

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
MoneyGram International Inc *	451	$5,994
Monolithic Power Systems Inc	2,096	46,699
Monotype Imaging Holdings Inc	2,515	40,190
Move Inc *	2,693	20,440
MTS Systems Corp	1,105	56,278
Multi-Fineline Electronix Inc *	129	2,607
Neonode Inc *	1,503	7,305
NETGEAR Inc *	1,169	46,082
NetScout Systems Inc *	2,527	65,677
NIC Inc	4,429	72,370
Numerex Corp ‘A’ *	680	8,935
NVE Corp *	332	18,423
OpenTable Inc *	1,553	75,786
OSI Systems Inc *	1,367	87,543
Parametric Technology Corp *	8,231	185,280
ParkerVision Inc *	5,285	10,729
PDF Solutions Inc *	1,659	22,861
Pegasystems Inc	1,187	26,921
Peregrine Semiconductor Corp *	157	2,404
Perficient Inc *	1,688	19,885
Pervasive Software Inc *	71	633
Plantronics Inc	982	36,206
Plexus Corp *	1,054	27,193
PLX Technology Inc *	2,864	10,396
Power Integrations Inc	1,952	65,607
PRGX Global Inc *	1,598	10,307
Procera Networks Inc *	1,326	24,597
Proofpoint Inc *	417	5,133
PROS Holdings Inc *	1,503	27,490
QAD Inc ‘A’	389	5,602
QLIK Technologies Inc *	5,877	127,648
QLogic Corp *	1,647	16,025
Qualys Inc *	433	6,404
Quantum Corp *	967	1,199
QuickLogic Corp *	2,755	5,978
Rambus Inc *	612	2,987
RealD Inc *	2,452	27,487
RealPage Inc *	2,467	53,213
Responsys Inc *	2,465	14,691
RF Micro Devices Inc *	2,406	10,779
Rogers Corp *	472	23,440
Rosetta Stone Inc *	377	4,652
Ruckus Wireless Inc *	250	5,633
Saba Software Inc *	2,047	17,891
Sapient Corp *	8,486	89,612
SciQuest Inc *	1,224	19,413
Semtech Corp *	4,505	130,420
ServiceSource International Inc *	3,433	20,083
ShoreTel Inc *	2,925	12,402
Silicon Graphics International Corp *	122	1,248
Silicon Image Inc *	4,792	23,768
Sonus Networks Inc *	1,372	2,332
Sourcefire Inc *	2,035	96,093
Spark Networks Inc *	787	6,139
SPS Commerce Inc *	849	31,642
SS&C Technologies Holdings Inc *	640	14,797
Stamps.com Inc *	922	23,234
SunPower Corp *	1,248	7,014
Super Micro Computer Inc *	1,793	18,289
support.com Inc *	2,387	9,978
Synacor Inc *	447	2,445
Synaptics Inc *	2,318	69,470
Synchronoss Technologies Inc *	1,904	40,155
Syntel Inc	1,060	56,805
Take-Two Interactive Software Inc *	5,390	59,344
Tangoe Inc *	2,053	24,369
Telular Corp	656	6,212
Tessco Technologies Inc	175	3,875
The Active Network Inc *	2,701	13,262
The Hackett Group Inc	1,631	6,981

	Shares	Value
TiVo Inc *	4,302	$53,001
TNS Inc *	1,681	34,847
Travelzoo Inc *	503	9,552
Trulia Inc *	349	5,668
Tyler Technologies Inc *	2,071	100,319
Ubiquiti Networks Inc	705	8,559
Ultimate Software Group Inc *	1,832	172,959
Ultratech Inc *	1,801	67,177
Unisys Corp *	1,541	26,659
Universal Display Corp *	2,735	70,071
Unwired Planet Inc *	1,319	1,583
ValueClick Inc *	3,102	60,210
VASCO Data Security International Inc *	885	7,222
Veeco Instruments Inc *	690	20,369
Verint Systems Inc *	1,498	43,981
ViaSat Inc *	2,581	100,401
VirnetX Holding Corp *	2,891	84,648
Virtusa Corp *	1,278	20,998
VistaPrint NV * (Netherlands)	2,351	77,254
Vocus Inc *	1,422	24,714
Volterra Semiconductor Corp *	1,744	29,944
Web.com Group Inc *	2,408	35,638
Websense Inc *	2,560	38,502
WEX Inc *	2,674	201,539
XO Group Inc *	1,790	16,647
Yelp Inc *	589	11,103
Zix Corp *	4,212	11,794
Zygo Corp *	200	3,140

		8,566,169

Materials - 4.7%

ADA-ES Inc *	629	10,618
AEP Industries Inc *	284	16,821
AK Steel Holding Corp	1,585	7,291
AMCOL International Corp	1,632	50,070
American Vanguard Corp	1,915	59,499
Arabian American Development Co *	1,403	11,659
Balchem Corp	2,012	73,237
Berry Plastics Group Inc *	816	13,121
Buckeye Technologies Inc	1,590	45,649
Calgon Carbon Corp *	3,297	46,751
Chemtura Corp *	4,723	100,411
Clearwater Paper Corp *	1,282	50,203
Coeur d’Alene Mines Corp *	2,548	62,681
Deltic Timber Corp	749	52,894
Eagle Materials Inc	3,368	197,028
Flotek Industries Inc *	3,411	41,614
General Moly Inc *	682	2,735
Georgia Gulf Corp	1,494	61,672
Globe Specialty Metals Inc	310	4,263
Gold Reserve Inc * (Canada)	431	1,427
Gold Resource Corp	2,050	31,590
GSE Holding Inc *	511	3,168
H.B. Fuller Co	3,436	119,642
Handy & Harman Ltd *	297	4,476
Hawkins Inc	625	24,150
Haynes International Inc	695	36,050
Headwaters Inc *	4,223	36,149
Innophos Holdings Inc	1,499	69,703
Innospec Inc	190	6,553
KMG Chemicals Inc	543	9,541
Koppers Holdings Inc	1,428	54,478
Landec Corp *	436	4,138
LSB Industries Inc *	744	26,352
Materion Corp	135	3,480
Metals USA Holdings Corp	187	3,271
Midway Gold Corp * (Canada)	8,857	12,311
Myers Industries Inc	2,307	34,951
Neenah Paper Inc	660	18,790
Noranda Aluminum Holding Corp	2,292	14,004

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-48

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Olin Corp	3,786	$81,740
OMNOVA Solutions Inc *	3,173	22,243
Paramount Gold & Silver Corp *	8,946	20,755
PH Glatfelter Co	488	8,530
PolyOne Corp	4,847	98,976
Quaker Chemical Corp	250	13,465
Schweitzer-Mauduit International Inc	1,591	62,097
Stepan Co	1,089	60,483
SunCoke Energy Inc *	3,393	52,897
U.S. Antimony Corp *	3,748	6,596
U.S. Silica Holdings Inc	810	13,551
United States Lime & Minerals Inc *	111	5,230
Wausau Paper Corp	2,894	25,062
Zep Inc	620	8,953

		1,903,019

Telecommunication Services - 0.8%

8x8 Inc *	4,863	35,938
Atlantic Tele-Network Inc	613	22,503
Boingo Wireless Inc *	1,070	8,079
Cbeyond Inc *	136	1,229
Cincinnati Bell Inc *	4,883	26,759
Cogent Communications Group Inc	3,218	72,856
Consolidated Communications Holdings Inc	1,788	28,465
Fairpoint Communications Inc *	1,256	9,973
General Communication Inc ‘A’ *	2,529	24,253
HickoryTech Corp	925	9,000
IDT Corp ‘B’	1,006	9,597
inContact Inc *	2,412	12,494
Iridium Communications Inc *	463	3,121
Leap Wireless International Inc *	948	6,304
Lumos Networks Corp	1,064	10,661
magicJack VocalTec Ltd * (Israel)	678	12,346
nTelos Holdings Corp	983	12,887
ORBCOMM Inc *	1,127	4,418
Premiere Global Services Inc *	798	7,804
Primus Telecommunications Group Inc	850	9,240
Towerstream Corp *	3,299	10,722

		338,649

Utilities - 0.3%

American DG Energy Inc *	1,625	3,754
American States Water Co	147	7,053
Atlantic Power Corp (Canada)	706	8,070
Cadiz Inc *	855	6,772
California Water Service Group	1,456	26,718
Connecticut Water Service Inc	475	14,145
Ormat Technologies Inc	350	6,748
Otter Tail Corp	162	4,050
Piedmont Natural Gas Co Inc	432	13,526
SJW Corp	304	8,086
South Jersey Industries Inc	463	23,303
York Water Co	643	11,297

		133,522

Total Common Stocks (Cost $36,181,335)		39,957,708

EXCHANGE-TRADED FUND - 0.3%

iShares Russell 2000 Growth Index Fund	1,406	134,006

Total Exchange-Traded Fund (Cost $133,783)		134,006

	Principal Amount	Value
SHORT-TERM INVESTMENT - 3.5%

Repurchase Agreement - 3.5%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $1,459,015; collateralized by U.S. Treasury Notes: 0.250% due 07/15/15 and value $1,490,000)	$1,459,014	$1,459,014

Total Short-Term Investment (Cost $1,459,014)		1,459,014

TOTAL INVESTMENTS - 101.0% (Cost $37,774,132)		41,550,970

OTHER ASSETS & LIABILITIES, NET - (1.0%)		(415,671)

NET ASSETS - 100.0%		$41,135,299

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	20.8%
Health Care	19.7%
Industrials	17.5%
Consumer Discretionary	15.8%
Financials	7.6%
Energy	5.5%
Materials	4.7%
Consumer Staples	4.5%
Short-Term Investment	3.5%
Telecommunication Services	0.8%
Exchange-Traded Fund	0.3%
Utilities	0.3%

	101.0%
Other Assets & Liabilities, Net	(1.0%	)

	100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	As of December 31, 2012, $101,600 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

(d)	Open futures contracts outstanding as of December 31, 2012 were as follows:

Long Futures Outstanding	Number of Contracts	Notional Amount	Unrealized Appreciation
Russell 2000 Mini (03/13)	12	$993,014	$22,906

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-49

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants (1)	$242	$242	$-	$-
	Common Stocks (1)	39,957,708	39,957,708	-	-
	Exchange-Traded Fund	134,006	134,006	-	-
	Short-Term Investment	1,459,014	-	1,459,014	-
	Derivatives:
	Equity Contracts
	Futures	22,906	22,906	-	-

	Total	$41,573,876	$40,114,862	$1,459,014	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-50

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
RIGHTS - 0.0%

Health Care - 0.0%

Allos Therapeutics Inc Exp. 11/30/13 * +	1,071	$ -

Total Rights (Cost $0)		-

COMMON STOCKS - 95.1%

Consumer Discretionary - 11.4%

1-800-FLOWERS.COM Inc ‘A’ *	2,348	8,617
American Axle & Manufacturing Holdings Inc *	6,370	71,344
American Greetings Corp ‘A’	2,814	47,528
Ameristar Casinos Inc	387	10,155
Asbury Automotive Group Inc *	305	9,769
Ascent Capital Group Inc ‘A’ *	1,345	83,309
Barnes & Noble Inc *	2,475	37,348
Bassett Furniture Industries Inc	1,082	13,493
Beasley Broadcasting Group Inc ‘A’	370	1,809
Beazer Homes USA Inc *	2,343	39,573
bebe stores Inc	3,203	12,780
Belo Corp ‘A’	5,720	43,872
Big 5 Sporting Goods Corp	1,600	20,960
Biglari Holdings Inc *	102	39,782
Black Diamond Inc *	2,019	16,556
Bloomin’ Brands Inc *	452	7,069
Bluegreen Corp *	1,377	12,916
Bob Evans Farms Inc	2,409	96,842
Boyd Gaming Corp *	4,888	32,456
Brown Shoe Co Inc	4,100	75,317
Cabela’s Inc *	418	17,451
Caesars Entertainment Corp *	380	2,630
Callaway Golf Co	6,188	40,222
Career Education Corp *	4,980	17,530
Carmike Cinemas Inc *	1,162	17,430
Carriage Services Inc	1,526	18,114
Carrols Restaurant Group Inc *	446	2,667
Casual Male Retail Group Inc *	4,036	16,951
Cavco Industries Inc *	65	3,249
Central European Media Enterprises Ltd ‘A’ * (Bermuda)	3,533	21,657
Cherokee Inc	61	836
Churchill Downs Inc	833	55,353
Chuy’s Holdings Inc *	176	3,932
Citi Trends Inc *	1,338	18,411
Columbia Sportswear Co	1,165	62,164
Conn’s Inc *	1,460	44,793
Cooper Tire & Rubber Co	804	20,389
Core-Mark Holding Co Inc	912	43,183
Corinthian Colleges Inc *	7,533	18,381
Crown Media Holdings Inc ‘A’ *	2,516	4,655
CSS Industries Inc	900	19,701
Culp Inc	838	12,578
Cumulus Media Inc ‘A’ *	5,941	15,862
Daily Journal Corp *	94	8,700
Dana Holding Corp	12,668	197,747
Del Frisco’s Restaurant Group Inc *	144	2,245
Delta Apparel Inc *	639	8,933
Denny’s Corp *	1,982	9,672
Destination Maternity Corp	720	15,523
Digital Generation Inc *	2,612	28,366
Drew Industries Inc	979	31,573
Education Management Corp *	2,560	11,213
Einstein Noah Restaurant Group Inc	74	904
Entercom Communications Corp ‘A’ *	2,349	16,396

	Shares	Value
Entravision Communications Corp ‘A’	4,996	$8,293
Ethan Allen Interiors Inc	315	8,099
Exide Technologies *	7,539	25,783
Federal-Mogul Corp *	1,777	14,252
Fiesta Restaurant Group Inc *	142	2,175
Fifth & Pacific Cos Inc *	9,803	122,047
Fisher Communications Inc	835	22,537
Five Below Inc *	521	16,693
Flexsteel Industries Inc	431	9,245
Fred’s Inc ‘A’	3,499	46,572
Frisch’s Restaurants Inc	299	5,531
Fuel Systems Solutions Inc *	1,115	16,390
G-III Apparel Group Ltd *	1,386	47,443
Global Sources Ltd * (Bermuda)	1,539	9,973
Group 1 Automotive Inc	2,188	135,634
Harte-Hanks Inc	4,290	25,311
Haverty Furniture Cos Inc	1,849	30,157
Helen of Troy Ltd * (Bermuda)	3,027	101,072
hhgregg Inc *	1,407	9,877
Hooker Furniture Corp	1,038	15,082
Hovnanian Enterprises Inc ‘A’ *	10,070	70,490
Iconix Brand Group Inc *	6,762	150,928
International Speedway Corp ‘A’	2,646	73,083
Isle of Capri Casinos Inc *	2,014	11,278
Jack in the Box Inc *	818	23,395
JAKKS Pacific Inc	2,076	25,992
Johnson Outdoors Inc ‘A’ *	544	10,836
Jos. A. Bank Clothiers Inc *	189	8,048
Journal Communications Inc ‘A’ *	3,866	20,915
K-Swiss Inc ‘A’ *	2,554	8,581
Kayak Software Corp *	85	3,376
KB Home	7,376	116,541
Kirkland’s Inc *	1,304	13,809
Krispy Kreme Doughnuts Inc *	5,683	53,307
La-Z-Boy Inc	3,482	49,270
Life Time Fitness Inc *	305	15,009
LifeLock Inc *	127	1,033
Lifetime Brands Inc	928	9,846
LIN TV Corp ‘A’ *	2,934	22,093
Lincoln Educational Services Corp	2,205	12,326
Lithia Motors Inc ‘A’	2,071	77,497
Live Nation Entertainment Inc *	13,379	124,558
Luby’s Inc *	1,922	12,858
M.D.C. Holdings Inc	3,661	134,578
M/I Homes Inc *	2,043	54,139
Mac-Gray Corp	981	12,312
Maidenform Brands Inc *	623	12,142
Marcus Corp	1,889	23,556
Marine Products Corp	421	2,408
MarineMax Inc *	1,962	17,540
Marriott Vacations Worldwide Corp *	2,543	105,967
Martha Stewart Living Omnimedia Inc ‘A’ *	2,709	6,637
Matthews International Corp ‘A’	1,406	45,133
MDC Partners Inc ‘A’ (Canada)	1,539	17,391
Meredith Corp	3,468	119,473
Meritage Homes Corp *	2,218	82,842
Modine Manufacturing Co *	4,505	36,626
Monarch Casino & Resort Inc *	846	9,230
Morgans Hotel Group Co *	1,172	6,493
Movado Group Inc	1,575	48,321
NACCO Industries Inc ‘A’	531	32,226
National American University Holdings Inc	524	2,017
National CineMedia Inc	3,561	50,317
New York & Co Inc *	1,044	3,978
Nexstar Broadcasting Group Inc ‘A’ *	796	8,430
Office Depot Inc *	27,147	89,042
OfficeMax Inc	8,276	80,774
Orchard Supply Hardware Stores Corp ‘A’ *	180	1,334
Orient-Express Hotels Ltd ‘A’ * (Bermuda)	9,259	108,238
Outdoor Channel Holdings Inc	1,026	7,798

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-51

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Penske Automotive Group Inc	3,008	$90,511
Perfumania Holdings Inc *	517	2,544
Perry Ellis International Inc	1,142	22,726
Pinnacle Entertainment Inc *	5,237	82,902
Quiksilver Inc *	12,463	52,968
RadioShack Corp	9,572	20,293
Reading International Inc ‘A’ *	1,535	9,225
Red Lion Hotels Corp *	1,321	10,423
Red Robin Gourmet Burgers Inc *	784	27,667
Regis Corp	5,496	92,992
Rent-A-Center Inc	5,672	194,890
Rentrak Corp *	353	6,880
Restoration Hardware Holdings Inc *	400	13,492
RG Barry Corp	58	822
Ruby Tuesday Inc *	6,091	47,875
Saga Communications Inc ‘A’	337	15,670
Saks Inc *	10,525	110,618
Salem Communications Corp ‘A’	942	5,143
Scholastic Corp	2,485	73,457
Scientific Games Corp ‘A’ *	4,310	37,368
Sealy Corp *	4,666	10,125
Shiloh Industries Inc	541	5,572
Shoe Carnival Inc	1,376	28,194
Shutterfly Inc *	2,565	76,617
Shutterstock Inc *	489	12,714
Sinclair Broadcast Group Inc ‘A’	4,421	55,793
Skechers U.S.A. Inc ‘A’ *	3,617	66,914
Sonic Automotive Inc ‘A’	4,075	85,127
Sonic Corp *	1,047	10,899
Sotheby’s	4,204	141,338
Spartan Motors Inc	3,258	16,062
Speedway Motorsports Inc	1,121	19,999
Stage Stores Inc	2,932	72,655
Standard Motor Products Inc	1,914	42,529
Standard Pacific Corp *	11,078	81,423
Stein Mart Inc	2,629	19,823
Steinway Musical Instruments Inc *	640	13,536
Stewart Enterprises Inc ‘A’	7,210	55,084
Stoneridge Inc *	2,693	13,788
Superior Industries International Inc	2,181	44,492
Systemax Inc	994	9,592
The Bon-Ton Stores Inc	1,216	14,738
The Children’s Place *	1,442	63,866
The E.W. Scripps Co ‘A’ *	2,879	31,122
The Finish Line Inc ‘A’	3,017	57,112
The Jones Group Inc	7,835	86,655
The McClatchy Co ‘A’ *	5,577	18,237
The Men’s Wearhouse Inc	3,851	119,997
The New York Times Co ‘A’ *	13,027	111,120
The Pep Boys-Manny Moe & Jack	5,038	49,524
The Ryland Group Inc	1,863	67,999
The Warnaco Group Inc *	487	34,855
The Wet Seal Inc ‘A’ *	8,713	24,048
Tuesday Morning Corp *	4,029	25,181
Unifi Inc *	1,353	17,603
Universal Electronics Inc *	1,411	27,303
Universal Technical Institute Inc	714	7,169
Vail Resorts Inc	2,232	120,729
Valassis Communications Inc	1,484	38,258
Value Line Inc	36	323
VOXX International Corp *	1,750	11,777
West Marine Inc *	1,413	15,190
Weyco Group Inc	561	13,105
Winnebago Industries Inc *	2,025	34,688
WMS Industries Inc *	5,266	92,155
World Wrestling Entertainment Inc ‘A’	218	1,720

		7,082,299

	Shares	Value
Consumer Staples - 2.4%

Alico Inc	192	$7,033
Alliance One International Inc *	8,270	30,103
Annie’s Inc *	137	4,580
Arden Group Inc ‘A’	34	3,059
Cal-Maine Foods Inc	189	7,602
Central European Distribution Corp *	6,325	13,725
Central Garden & Pet Co ‘A’ *	3,162	33,043
Chiquita Brands International Inc *	4,368	36,036
Craft Brew Alliance Inc *	579	3,752
Darling International Inc *	7,841	125,770
Diamond Foods Inc	2,131	29,131
Dole Food Co Inc *	3,414	39,159
Elizabeth Arden Inc *	354	15,934
Farmer Bros. Co *	608	8,773
Fresh Del Monte Produce Inc (Cayman)	3,649	96,151
Griffin Land & Nurseries Inc	268	7,236
Harbinger Group Inc *	3,906	30,037
Harris Teeter Supermarkets Inc	3,633	140,088
Ingles Markets Inc ‘A’	1,168	20,160
Inter Parfums Inc	454	8,835
John B Sanfilippo & Son Inc	764	13,890
Nash Finch Co	1,151	24,493
Natural Grocers by Vitamin Cottage Inc *	409	7,808
Nature’s Sunshine Products Inc	440	6,371
Nutraceutical International Corp	837	13,844
Oil-Dri Corp of America	465	12,834
Omega Protein Corp *	1,882	11,518
Orchids Paper Products Co	273	5,520
Pilgrim’s Pride Corp *	1,104	8,004
Post Holdings Inc *	736	25,208
Prestige Brands Holdings Inc *	1,648	33,009
Revlon Inc ‘A’ *	1,088	15,776
Rite Aid Corp *	57,523	78,231
Seneca Foods Corp ‘A’ *	793	24,107
Smart Balance Inc *	5,651	72,898
Snyder’s-Lance Inc	477	11,500
Spartan Stores Inc	2,088	32,072
Spectrum Brands Holdings Inc *	360	16,175
SUPERVALU Inc	4,956	12,241
Susser Holdings Corp *	618	21,315
The Andersons Inc	1,776	76,190
The Pantry Inc *	2,016	24,454
Tootsie Roll Industries Inc	140	3,629
TreeHouse Foods Inc *	1,120	58,386
Universal Corp	2,224	111,000
Vector Group Ltd	1,321	19,643
Village Super Market Inc ‘A’	812	26,682
Weis Markets Inc	1,061	41,559
Westway Group Inc *	1,032	6,883

		1,475,447

Energy - 6.1%

Adams Resources & Energy Inc	227	7,961
Alon USA Energy Inc	219	3,962
Amyris Inc *	2,913	9,089
Arch Coal Inc	20,285	148,486
Basic Energy Services Inc *	2,928	33,408
Bill Barrett Corp *	4,599	81,816
Bolt Technology Corp	823	11,744
Bonanza Creek Energy Inc *	809	22,482
BPZ Resources Inc *	7,042	22,182
Bristow Group Inc	3,413	183,142
C&J Energy Services Inc *	2,946	63,162
Cal Dive International Inc *	9,236	15,978
Callon Petroleum Co *	3,795	17,837
Carrizo Oil & Gas Inc *	524	10,962
Clayton Williams Energy Inc *	515	20,600
Cloud Peak Energy Inc *	5,832	112,733

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-52

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Comstock Resources Inc *	4,590	$69,447
Contango Oil & Gas Co	95	4,024
Crimson Exploration Inc *	1,952	5,348
Crosstex Energy Inc	389	5,578
CVR Energy Inc *	530	25,859
Dawson Geophysical Co *	763	20,128
Delek US Holdings Inc	1,666	42,183
Diamondback Energy Inc *	719	13,747
Emerald Oil Inc *	1,554	8,143
Endeavour International Corp *	312	1,616
Energy XXI Ltd (Bermuda)	2,054	66,118
EPL Oil & Gas Inc *	2,653	59,825
Exterran Holdings Inc *	6,186	135,597
Forbes Energy Services Ltd *	1,411	3,570
Forest Oil Corp *	11,241	75,202
Frontline Ltd * (Bermuda)	4,958	16,163
GasLog Ltd (Bermuda)	1,414	17,576
Gastar Exploration Ltd * (Canada)	5,463	6,610
Gevo Inc *	503	775
Green Plains Renewable Energy Inc *	2,400	18,984
Gulf Island Fabrication Inc	1,387	33,330
Gulfmark Offshore Inc ‘A’	2,004	69,038
Gulfport Energy Corp *	3,539	135,261
Halcon Resources Corp *	1,359	9,404
Hallador Energy Co	596	4,923
Harvest Natural Resources Inc *	3,531	32,026
Heckmann Corp *	12,556	50,601
Helix Energy Solutions Group Inc *	10,097	208,402
Hercules Offshore Inc *	15,134	93,528
Hornbeck Offshore Services Inc *	3,373	115,829
Key Energy Services Inc *	14,437	100,337
Knightsbridge Tankers Ltd (Bermuda)	2,347	12,322
Magnum Hunter Resources Corp *	9,219	36,784
Matador Resources Co *	248	2,034
Matrix Service Co *	2,002	23,023
McMoRan Exploration Co *	9,702	155,717
Midstates Petroleum Co Inc *	1,251	8,619
Miller Energy Resources Inc *	2,973	11,773
Mitcham Industries Inc *	433	5,902
Natural Gas Services Group Inc *	1,185	19,458
Newpark Resources Inc *	8,599	67,502
Nordic American Tankers Ltd (Bermuda)	5,048	44,170
Parker Drilling Co *	11,217	51,598
PDC Energy Inc *	2,864	95,113
Penn Virginia Corp	5,198	22,923
PetroQuest Energy Inc *	5,452	26,987
PHI Inc *	1,140	38,179
Pioneer Energy Services Corp *	4,663	33,853
Quicksilver Resources Inc *	11,177	31,966
Renewable Energy Group Inc *	621	3,639
Resolute Energy Corp *	4,585	37,276
REX American Resources Corp *	483	9,317
Rex Energy Corp *	4,124	53,694
Scorpio Tankers Inc *	5,320	37,825
SemGroup Corp ‘A’ *	4,036	157,727
Ship Finance International Ltd (Bermuda)	4,697	78,111
Stone Energy Corp *	4,730	97,060
Swift Energy Co *	4,091	62,961
Synergy Resources Corp *	3,575	19,269
Teekay Tankers Ltd ‘A’	6,062	17,580
Tesco Corp * (Canada)	2,925	33,316
TETRA Technologies Inc *	7,412	56,257
Triangle Petroleum Corp *	4,262	25,529
Uranium Energy Corp *	4,320	11,059
Vantage Drilling Co * (Cayman)	18,144	33,204
W&T Offshore Inc	3,088	49,501
Warren Resources Inc *	5,542	15,573
Western Refining Inc	2,262	63,766
Westmoreland Coal Co *	1,044	9,751

	Shares	Value
Willbros Group Inc *	2,870	$15,383
ZaZa Energy Corp *	1,371	2,811

		3,793,248

Financials - 35.1%

1st Source Corp	1,426	31,500
1st United Bancorp Inc	2,873	17,956
Access National Corp	738	9,594
AG Mortgage Investment Trust Inc REIT	2,170	50,952
Agree Realty Corp REIT	1,102	29,523
Alliance Financial Corp	461	20,058
Alterra Capital Holdings Ltd (Bermuda)	8,234	232,116
American Assets Trust Inc REIT	3,139	87,672
American Capital Mortgage Investment Corp REIT	3,500	82,495
American Equity Investment Life Holding Co	5,714	69,768
American National Bankshares Inc	753	15,203
American Realty Capital Trust Inc REIT	15,176	175,283
American Safety Insurance Holdings Ltd * (Bermuda)	786	14,871
Ameris Bancorp *	2,295	28,665
AMERISAFE Inc *	1,751	47,715
Ames National Corp	790	17,301
AmREIT Inc ‘B’	269	4,613
AmTrust Financial Services Inc	2,218	63,634
Anworth Mortgage Asset Corp REIT	13,242	76,539
Apollo Commercial Real Estate Finance Inc REIT	2,257	36,631
Apollo Investment Corp	19,525	163,229
Apollo Residential Mortgage Inc REIT	2,104	42,480
Ares Commercial Real Estate Corp REIT	740	12,151
Argo Group International Holdings Ltd (Bermuda)	2,490	83,639
Arlington Asset Investment Corp ‘A’	1,061	22,037
ARMOUR Residential REIT Inc	28,501	184,401
Arrow Financial Corp	937	23,378
Artio Global Investors Inc	3,092	5,875
Ashford Hospitality Trust Inc REIT	5,081	53,401
Asset Acceptance Capital Corp *	1,575	7,088
Associated Estates Realty Corp REIT	2,646	42,654
Asta Funding Inc	940	8,939
Astoria Financial Corp	8,359	78,240
AV Homes Inc *	948	13,481
Baldwin & Lyons Inc ‘B’	900	21,474
BancFirst Corp	619	26,221
Banco Latinoamericano de Comercio Exterior SA ‘E’ (Multi-National)	2,727	58,794
BancorpSouth Inc	9,083	132,067
Bank Mutual Corp	4,458	19,169
Bank of Kentucky Financial Corp	564	13,948
Bank of Marin Bancorp	516	19,329
Bank of the Ozarks Inc	782	26,174
BankFinancial Corp	2,026	15,033
Banner Corp	1,855	57,004
Bar Harbor Bankshares	374	12,585
BBCN Bancorp Inc	7,529	87,111
Beneficial Mutual Bancorp Inc *	2,761	26,230
Berkshire Bancorp Inc	427	3,501
Berkshire Hills Bancorp Inc	2,380	56,787
BlackRock Kelso Capital Corp	4,905	49,344
BofI Holding Inc *	1,004	27,981
Boston Private Financial Holdings Inc	7,543	67,962
Bridge Bancorp Inc	827	16,821
Bridge Capital Holdings *	642	9,990
Brookline Bancorp Inc	6,758	57,443
Bryn Mawr Bank Corp	1,100	24,497
BSB Bancorp Inc *	786	9,613
C&F Financial Corp	308	11,994
Calamos Asset Management Inc ‘A’	1,851	19,565
California First National Bancorp	231	3,453
Camden National Corp	740	25,138

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-53

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Campus Crest Communities Inc REIT	3,668	$44,970
Cape Bancorp Inc	1,081	9,394
Capital Bank Financial Corp ‘A’ *	913	15,585
Capital City Bank Group Inc *	1,119	12,723
Capital Southwest Corp	287	28,594
CapLease Inc REIT	6,312	35,158
Capstead Mortgage Corp REIT	9,525	109,252
Cardinal Financial Corp	2,819	45,865
Cascade Bancorp *	521	3,261
Cash America International Inc	1,643	65,178
Cathay General Bancorp	7,568	147,576
Cedar Realty Trust Inc REIT	5,778	30,508
Center Bancorp Inc	1,143	13,236
Centerstate Banks Inc	2,896	24,703
Central Pacific Financial Corp *	2,084	32,490
Century Bancorp Inc ‘A’	331	10,906
Charter Financial Corp	627	6,646
Chatham Lodging Trust REIT	1,276	19,625
Chemical Financial Corp	2,653	63,035
Chesapeake Lodging Trust REIT	3,773	78,780
CIFC Corp *	621	4,968
Citizens & Northern Corp	1,176	22,226
Citizens Inc *	3,706	40,951
Citizens Republic Bancorp Inc *	3,864	73,300
City Holding Co	1,418	49,417
Clifton Savings Bancorp Inc	744	8,385
CNB Financial Corp	1,197	19,607
CNO Financial Group Inc	19,230	179,416
CoBiz Financial Inc	3,361	25,107
Colonial Properties Trust REIT	8,411	179,743
Colony Financial Inc REIT	4,986	97,227
Columbia Banking System Inc	3,829	68,692
Community Bank System Inc	3,808	104,187
Community Trust Bancorp Inc	1,347	44,155
Consolidated-Tomoka Land Co	397	12,311
Coresite Realty Corp REIT	996	27,549
Cousins Properties Inc REIT	8,757	73,121
Cowen Group Inc ‘A’ *	8,421	20,631
Crawford & Co ‘B’	2,521	20,118
Crescent Financial Bancshares Inc *	301	1,382
CreXus Investment Corp REIT	6,464	79,184
CubeSmart REIT	11,804	171,984
CVB Financial Corp	8,512	88,525
CYS Investments Inc REIT	16,855	199,058
DCT Industrial Trust Inc REIT	23,678	153,670
DFC Global Corp *	914	16,918
DiamondRock Hospitality Co REIT	17,997	161,973
Dime Community Bancshares Inc	3,032	42,114
Donegal Group Inc ‘A’	727	10,207
Doral Financial Corp *	12,445	9,011
Duff & Phelps Corp ‘A’	2,181	34,067
DuPont Fabros Technology Inc REIT	3,105	75,017
Dynex Capital Inc REIT	5,165	48,758
Eagle Bancorp Inc *	1,666	33,270
Eastern Insurance Holdings Inc	639	10,914
EastGroup Properties Inc REIT	162	8,717
Education Realty Trust Inc REIT	10,818	115,104
EMC Insurance Group Inc	454	10,842
Employers Holdings Inc	1,127	23,194
Encore Capital Group Inc *	437	13,381
Enstar Group Ltd * (Bermuda)	810	90,704
Enterprise Bancorp Inc	587	9,697
Enterprise Financial Services Corp	1,717	22,441
EPR Properties REIT	4,491	207,080
Equity One Inc REIT	5,272	110,765
ESB Financial Corp	999	13,856
ESSA Bancorp Inc	863	9,398
EverBank Financial Corp	2,153	32,101
Evercore Partners Inc ‘A’	2,509	75,747
Excel Trust Inc REIT	4,174	52,885

	Shares	Value
Ezcorp Inc ‘A’ *	1,442	$28,638
F.N.B. Corp	13,476	143,115
Farmers National Banc Corp	1,817	11,265
FBL Financial Group Inc ‘A’	927	31,713
FBR & Co *	3,566	13,800
Federal Agricultural Mortgage Corp ‘C’	958	31,135
FelCor Lodging Trust Inc REIT *	4,831	22,561
Fidelity Southern Corp *	942	8,996
Fidus Investment Corp	1,145	18,835
Fifth Street Finance Corp	10,110	105,346
Financial Institutions Inc	1,330	24,778
First American Financial Corp	9,281	223,579
First Bancorp NC	1,458	18,692
First BanCorp PR *	6,774	31,025
First Busey Corp	7,173	33,354
First California Financial Group Inc *	2,159	16,667
First Commonwealth Financial Corp	10,153	69,243
First Community Bancshares Inc	1,706	27,245
First Connecticut Bancorp Inc	1,722	23,678
First Defiance Financial Corp	936	17,962
First Federal Bancshares of Arkansas Inc *	231	2,252
First Financial Bancorp	5,648	82,574
First Financial Bankshares Inc	3,039	118,551
First Financial Corp	1,077	32,568
First Financial Holdings Inc	1,591	20,810
First Financial Northwest Inc *	1,536	11,597
First Industrial Realty Trust Inc REIT *	9,387	132,169
First Interstate Bancsystem Inc	1,564	24,133
First Merchants Corp	2,760	40,958
First Midwest Bancorp Inc	7,231	90,532
First Pactrust Bancorp Inc	1,018	12,491
First Potomac Realty Trust REIT	4,844	59,872
FirstMerit Corp	10,589	150,258
Flushing Financial Corp	2,983	45,759
FNB United Corp *	253	2,935
Forestar Group Inc *	3,313	57,414
Fortegra Financial Corp *	623	5,538
Fox Chase Bancorp Inc	1,222	20,346
Franklin Financial Corp	1,255	20,808
Franklin Street Properties Corp REIT	6,997	86,133
FXCM Inc ‘A’	2,269	22,849
Gain Capital Holdings Inc	1,466	5,996
German American Bancorp Inc	1,217	26,433
Getty Realty Corp REIT	2,445	44,157
GFI Group Inc	6,641	21,517
Glacier Bancorp Inc	6,944	102,146
Gladstone Capital Corp	2,089	17,046
Gladstone Commercial Corp REIT	1,014	18,201
Gladstone Investment Corp	2,509	17,463
Glimcher Realty Trust REIT	1,341	14,872
Global Indemnity PLC * (Ireland)	989	21,887
Golub Capital BDC Inc	1,520	24,290
Government Properties Income Trust REIT	4,127	98,924
Gramercy Capital Corp REIT *	4,408	12,960
Great Southern Bancorp Inc	980	24,941
Greenlight Capital Re Ltd ‘A’ * (Cayman)	1,954	45,098
GSV Capital Corp *	1,858	15,663
Guaranty Bancorp *	7,321	14,276
Gyrodyne Co of America Inc REIT	7	504
Hallmark Financial Services Inc *	1,279	12,010
Hancock Holding Co	7,339	232,940
Hanmi Financial Corp *	3,036	41,259
Harris & Harris Group Inc *	2,973	9,811
Healthcare Realty Trust Inc REIT	8,356	200,628
Heartland Financial USA Inc	1,400	36,610
Hercules Technology Growth Capital Inc	5,099	56,752
Heritage Commerce Corp *	1,993	13,911
Heritage Financial Corp	1,490	21,888
Heritage Financial Group Inc	744	10,260
Heritage Oaks Bancorp *	1,933	11,211

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-54

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Hersha Hospitality Trust REIT	16,491	$82,455
HFF Inc ‘A’	460	6,854
Highwoods Properties Inc REIT	1,172	39,203
Hilltop Holdings Inc *	3,828	51,831
Hingham Institution for Savings	112	7,011
Home Bancorp Inc *	656	11,972
Home BancShares Inc	2,127	70,234
Home Federal Bancorp Inc	1,401	17,414
Home Loan Servicing Solutions Ltd (Cayman)	2,797	52,863
Homeowners Choice Inc	666	13,846
HomeStreet Inc *	839	21,436
HomeTrust Bancshares Inc *	2,039	27,547
Horace Mann Educators Corp	3,828	76,407
Horizon Bancorp	630	12,380
Horizon Technology Finance Corp	751	11,182
Hudson Pacific Properties Inc REIT	3,407	71,751
Hudson Valley Holding Corp	1,495	23,277
IBERIABANK Corp	2,840	139,501
ICG Group Inc *	3,300	37,719
Independence Holding Co	797	7,587
Independent Bank Corp	2,142	62,011
Infinity Property & Casualty Corp	1,140	66,394
Inland Real Estate Corp REIT	4,042	33,872
International Bancshares Corp	5,142	92,813
INTL FCStone Inc *	1,327	23,103
Invesco Mortgage Capital Inc REIT	11,121	219,195
Investment Technology Group Inc *	3,741	33,669
Investors Bancorp Inc	3,524	62,657
Investors Real Estate Trust REIT	8,686	75,829
Investors Title Co	125	7,500
iStar Financial Inc REIT *	8,034	65,477
JAVELIN Mortgage Investment Corp	527	10,060
JMP Group Inc	1,560	9,469
Kansas City Life Insurance Co	397	15,150
KBW Inc	3,350	51,255
KCAP Financial Inc	2,147	19,731
Kearny Financial Corp	1,454	14,177
Kennedy-Wilson Holdings Inc	4,109	57,444
Kite Realty Group Trust REIT	6,222	34,781
Knight Capital Group Inc ‘A’ *	17,371	60,972
Lakeland Bancorp Inc	2,852	29,033
Lakeland Financial Corp	1,574	40,672
LaSalle Hotel Properties REIT	8,195	208,071
Lexington Realty Trust REIT	12,659	132,287
LTC Properties Inc REIT	2,274	80,022
Maiden Holdings Ltd (Bermuda)	4,837	44,452
Main Street Capital Corp	2,705	82,530
MainSource Financial Group Inc	1,948	24,681
Manning & Napier Inc	1,307	16,468
Marlin Business Services Corp	790	15,847
MB Financial Inc	5,253	103,747
MCG Capital Corp	7,074	32,540
Meadowbrook Insurance Group Inc	4,515	26,097
Medallion Financial Corp	1,722	20,216
Medical Properties Trust Inc REIT	13,042	155,982
Medley Capital Corp	2,765	40,258
Mercantile Bank Corp	827	13,646
Merchants Bancshares Inc	491	13,144
Meridian Interstate Bancorp Inc *	749	12,568
Metro Bancorp Inc *	1,359	17,966
MetroCorp Bancshares Inc *	1,520	16,705
MGIC Investment Corp *	18,178	48,353
MicroFinancial Inc	523	3,807
Middleburg Financial Corp	514	9,077
Midsouth Bancorp Inc	811	13,260
MidWestOne Financial Group Inc	653	13,393
Monmouth Real Estate Investment Corp ‘A’ REIT	2,143	22,201
Montpelier Re Holdings Ltd (Bermuda)	4,221	96,492

	Shares	Value
MVC Capital Inc	2,305	$28,006
NASB Financial Inc *	413	8,826
National Bank Holdings Corp ‘A’	703	13,350
National Bankshares Inc	685	22,187
National Financial Partners Corp *	3,918	67,155
National Interstate Corp	623	17,955
National Penn Bancshares Inc	11,915	111,048
National Western Life Insurance Co ‘A’	203	32,021
NBT Bancorp Inc	3,207	65,006
Nelnet Inc ‘A’	2,288	68,160
New Mountain Finance Corp	1,843	27,461
New York Mortgage Trust Inc REIT	4,778	30,197
NewStar Financial Inc *	2,516	35,249
NGP Capital Resources Co	2,149	15,516
Nicholas Financial Inc (Canada)	957	11,867
Northfield Bancorp Inc	1,415	21,579
Northrim BanCorp Inc	622	14,088
NorthStar Realty Finance Corp REIT	15,618	109,951
Northwest Bancshares Inc	9,423	114,395
OceanFirst Financial Corp	1,385	19,044
Ocwen Financial Corp *	9,671	334,520
OFS Capital Corp *	516	7,064
Old National Bancorp	9,783	116,124
OmniAmerican Bancorp Inc *	1,078	24,934
One Liberty Properties Inc REIT	1,105	22,420
OneBeacon Insurance Group Ltd ‘A’ (Bermuda)	2,225	30,928
Oppenheimer Holdings Inc ‘A’	989	17,080
Oriental Financial Group Inc	4,392	58,633
Oritani Financial Corp	2,858	43,785
Pacific Continental Corp	1,751	17,037
Pacific Mercantile Bancorp *	987	6,208
PacWest Bancorp	2,927	72,531
Park National Corp	1,094	70,705
Park Sterling Corp *	4,291	22,442
Parkway Properties Inc REIT	2,010	28,120
Peapack Gladstone Financial Corp	852	11,996
Pebblebrook Hotel Trust REIT	5,766	133,195
PennantPark Investment Corp	6,323	69,521
Penns Woods Bancorp Inc	342	12,794
Pennsylvania REIT	5,347	94,321
PennyMac Mortgage Investment Trust REIT	5,628	142,332
Peoples Bancorp Inc	1,028	21,002
Peoples Federal Bancshares Inc	585	10,173
PHH Corp *	5,413	123,146
PICO Holdings Inc *	2,196	44,513
Pinnacle Financial Partners Inc *	3,338	62,888
Piper Jaffray Cos *	1,466	47,103
Platinum Underwriters Holdings Ltd (Bermuda)	3,166	145,636
Potlatch Corp REIT	1,431	56,081
Preferred Bank *	1,129	16,032
Primerica Inc	4,228	126,882
PrivateBancorp Inc	5,829	89,300
Prospect Capital Corp	18,298	198,899
Prosperity Bancshares Inc	4,571	191,982
Provident Financial Holdings Inc	935	16,363
Provident Financial Services Inc	5,775	86,163
Provident New York Bancorp	3,810	35,471
PS Business Parks Inc REIT	295	19,169
Pzena Investment Management Inc ‘A’	368	1,987
Radian Group Inc	12,767	78,006
RAIT Financial Trust REIT	4,808	27,165
Ramco-Gershenson Properties Trust REIT	4,395	58,497
Redwood Trust Inc REIT	7,535	127,266
Renasant Corp	2,422	46,357
Republic Bancorp Inc ‘A’	958	20,243
Resource America Inc ‘A’	1,168	7,791
Resource Capital Corp REIT	9,601	53,766
Retail Opportunity Investments Corp REIT	4,978	64,017

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-55

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
RLI Corp	2,049	$132,488
RLJ Lodging Trust REIT	10,200	197,574
Rockville Financial Inc	2,756	35,552
Roma Financial Corp	699	10,569
Rouse Properties Inc REIT	2,069	35,007
Ryman Hospitality Properties REIT	897	34,499
S&T Bancorp Inc	2,789	50,397
S.Y. Bancorp Inc	1,171	26,254
Sabra Health Care REIT Inc	3,548	77,063
Safeguard Scientifics Inc *	2,004	29,559
Safety Insurance Group Inc	1,239	57,205
Sandy Spring Bancorp Inc	2,329	45,229
SCBT Financial Corp	1,600	64,288
SeaBright Holdings Inc	1,906	21,099
Seacoast Banking Corp of Florida *	7,055	11,359
Select Income REIT	1,081	26,776
Selective Insurance Group Inc	5,291	101,958
SI Financial Group Inc	1,015	11,673
Sierra Bancorp	1,170	13,373
Simmons First National Corp ‘A’	1,650	41,844
Simplicity Bancorp Inc	869	12,992
Solar Capital Ltd	3,733	89,256
Solar Senior Capital Ltd	914	17,055
Southside Bancshares Inc	1,671	35,191
Southwest Bancorp Inc *	1,872	20,966
Sovran Self Storage Inc REIT	245	15,215
Spirit Realty Capital Inc REIT	2,540	45,161
STAG Industrial Inc REIT	3,003	53,964
Starwood Property Trust Inc REIT	12,980	298,021
State Auto Financial Corp	1,214	18,137
State Bank Financial Corp	3,060	48,593
StellarOne Corp	2,224	31,447
Stellus Capital Investment Corp	624	10,221
Sterling Bancorp	2,979	27,139
Sterling Financial Corp	2,583	53,933
Stewart Information Services Corp	1,767	45,942
Stifel Financial Corp *	2,638	84,337
Strategic Hotels & Resorts Inc REIT *	2,664	17,050
Suffolk Bancorp *	935	12,249
Summit Hotel Properties Inc REIT	4,107	39,016
Sun Bancorp Inc *	3,827	13,548
Sunstone Hotel Investors Inc REIT *	13,073	140,012
Susquehanna Bancshares Inc	18,055	189,216
SWS Group Inc *	2,803	14,828
Symetra Financial Corp	7,402	96,078
Taylor Capital Group Inc *	1,569	28,320
TCP Capital Corp	567	8,358
Terreno Realty Corp REIT	1,189	18,358
Territorial Bancorp Inc	1,063	24,290
Texas Capital Bancshares Inc *	507	22,724
The Bancorp Inc *	2,789	30,595
The First Bancorp Inc	854	14,065
The First Marblehead Corp *	5,549	4,311
The First of Long Island Corp	744	21,070
The Navigators Group Inc *	556	28,395
The Phoenix Cos Inc *	559	13,824
THL Credit Inc	1,486	21,978
Thomas Properties Group Inc	3,097	16,755
TICC Capital Corp	4,030	40,784
Tompkins Financial Corp	1,069	42,375
Tower Group Inc	1,545	27,455
TowneBank	2,538	39,314
Tree.com Inc	241	4,345
Triangle Capital Corp	2,631	67,064
TriCo Bancshares	1,540	25,795
TrustCo Bank Corp NY	9,135	48,233
Trustmark Corp	6,254	140,465
Two Harbors Investment Corp REIT	28,278	313,320
UMB Financial Corp	3,117	136,649
UMH Properties Inc REIT	1,034	10,681

	Shares	Value
Umpqua Holdings Corp	10,761	$126,872
Union First Market Bankshares Corp	1,953	30,799
United Bankshares Inc	1,794	43,630
United Community Banks Inc *	3,542	33,366
United Financial Bancorp Inc	2,032	31,943
United Fire Group Inc	1,941	42,391
Universal Health Realty Income Trust REIT	434	21,965
Universal Insurance Holdings Inc	1,793	7,853
Univest Corp of Pennsylvania	1,647	28,164
Urstadt Biddle Properties Inc ‘A’ REIT	567	11,159
ViewPoint Financial Group	3,227	67,573
Virginia Commerce Bancorp Inc *	2,582	23,109
Virtus Investment Partners Inc *	276	33,379
Walker & Dunlop Inc *	1,095	18,243
Walter Investment Management Corp *	3,420	147,128
Washington Banking Co	1,484	20,212
Washington REIT	4,340	113,491
Washington Trust Bancorp Inc	1,388	36,518
Waterstone Financial Inc *	700	5,460
Webster Financial Corp	6,927	142,350
WesBanco Inc	2,458	54,617
West Bancorp Inc	1,505	16,224
West Coast Bancorp	1,858	41,155
Westamerica Bancorp	1,227	52,258
Western Alliance Bancorp *	7,030	74,026
Western Asset Mortgage Capital Corp REIT	1,802	35,626
Westfield Financial Inc	2,353	17,012
Whitestone REIT	1,332	18,715
Wilshire Bancorp Inc *	5,958	34,973
Winthrop Realty Trust REIT	2,811	31,062
Wintrust Financial Corp	3,493	128,193
WSFS Financial Corp	734	31,012

		21,869,225

Health Care - 4.2%

Affymetrix Inc *	6,801	21,559
Agenus Inc *	911	3,735
Almost Family Inc	793	16,066
Alphatec Holdings Inc *	5,243	8,651
AMAG Pharmaceuticals Inc *	430	6,325
Amedisys Inc *	2,862	32,255
AMN Healthcare Services Inc *	1,900	21,945
AmSurg Corp *	2,034	61,040
AngioDynamics Inc *	2,318	25,475
Arena Pharmaceuticals Inc *	2,401	21,657
ArthroCare Corp *	460	15,911
Assisted Living Concepts Inc ‘A’	1,863	18,164
Astex Pharmaceuticals Inc *	8,970	26,103
AVANIR Pharmaceuticals Inc ‘A’ *	1,072	2,819
AVEO Pharmaceuticals Inc *	311	2,504
BioScrip Inc *	3,079	33,161
Cambrex Corp *	1,376	15,659
Capital Senior Living Corp *	363	6,784
Cerus Corp *	646	2,041
Chindex International Inc *	1,110	11,655
Codexis Inc *	2,591	5,726
CONMED Corp	2,703	75,549
Cornerstone Therapeutics Inc *	784	3,708
Cross Country Healthcare Inc *	2,611	12,533
CryoLife Inc	2,650	16,509
Cumberland Pharmaceuticals Inc *	481	2,020
Curis Inc *	1,676	5,749
Cynosure Inc ‘A’ *	587	14,153
Cytori Therapeutics Inc *	1,247	3,517
Derma Sciences Inc *	1,030	11,443
Durata Therapeutics Inc *	171	1,306
Dynavax Technologies Corp *	2,067	5,912
Emergent BioSolutions Inc *	1,986	31,855
Enzon Pharmaceuticals Inc	3,605	15,970
Epocrates Inc *	91	803

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-56

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Exactech Inc *	635	$10,763
ExamWorks Group Inc *	2,280	31,897
Five Star Quality Care Inc *	2,945	14,754
Gentiva Health Services Inc *	2,887	29,014
Geron Corp *	12,710	17,921
Globus Medical Inc ‘A’ *	240	2,518
Greatbatch Inc *	2,247	52,220
Greenway Medical Technologies Inc *	164	2,519
GTx Inc *	389	1,634
Hanger Inc *	3,266	89,358
Harvard Bioscience Inc *	2,213	9,693
HealthSouth Corp *	1,437	30,335
Healthways Inc *	3,172	33,940
Hi-Tech Pharmacal Co Inc	634	22,177
Horizon Pharma Inc *	1,672	3,896
Hyperion Therapeutics Inc *	63	711
ICU Medical Inc *	113	6,885
Idenix Pharmaceuticals Inc *	1,060	5,141
ImmunoGen Inc *	1,776	22,644
Integra LifeSciences Holdings Corp *	791	30,825
Intercept Pharmaceuticals Inc *	81	2,773
InterMune Inc *	2,779	26,929
Invacare Corp	3,020	49,226
Kindred Healthcare Inc *	5,048	54,619
KYTHERA Biopharmaceuticals Inc *	85	2,579
Lannett Co Inc *	1,481	7,346
Lexicon Pharmaceuticals Inc *	11,604	25,761
LHC Group Inc *	1,346	28,670
Magellan Health Services Inc *	2,483	121,667
Maxygen Inc	2,654	6,529
MedAssets Inc *	3,710	62,217
Merge Healthcare Inc *	1,299	3,209
Merit Medical Systems Inc *	3,784	52,598
Molina Healthcare Inc *	2,635	71,303
Momenta Pharmaceuticals Inc *	2,772	32,654
National Healthcare Corp	1,018	47,866
Natus Medical Inc *	1,098	12,276
Nektar Therapeutics *	3,201	23,719
NPS Pharmaceuticals Inc *	2,781	25,307
NuVasive Inc *	3,103	47,972
Omnicell Inc *	2,825	42,008
Orthofix International NV * (Netherlands)	360	14,159
Owens & Minor Inc	887	25,288
Pacific Biosciences of California Inc *	3,525	5,993
Palomar Medical Technologies Inc *	1,879	17,306
PDI Inc *	847	6,437
PDL BioPharma Inc	1,829	12,894
PharMerica Corp *	2,811	40,029
PhotoMedex Inc *	192	2,786
Regulus Therapeutics Inc *	164	1,033
Repligen Corp *	297	1,868
Rigel Pharmaceuticals Inc *	1,507	9,796
Rochester Medical Corp *	103	1,038
Rockwell Medical Technologies Inc *	97	781
RTI Biologics Inc *	5,042	21,529
Select Medical Holdings Corp	3,373	31,807
Sequenom Inc *	2,619	12,362
Skilled Healthcare Group Inc ‘A’ *	129	822
Solta Medical Inc *	6,588	17,590
STERIS Corp	1,467	50,949
Sunrise Senior Living Inc *	1,097	15,775
Supernus Pharmaceuticals Inc *	398	2,854
SurModics Inc *	954	21,331
Symmetry Medical Inc *	2,433	25,595
Targacept Inc *	2,630	11,519
TESARO Inc *	79	1,339
The Ensign Group Inc	632	17,184
The Providence Service Corp *	944	16,039
Tornier NV * (Netherlands)	448	7,522
Transcept Pharmaceuticals Inc *	1,033	4,597

	Shares	Value
Triple-S Management Corp ‘B’ *	1,842	$34,022
Universal American Corp	3,621	31,104
Vanguard Health Systems Inc *	398	4,876
Vical Inc *	650	1,892
ViroPharma Inc *	6,301	143,411
Vocera Communications Inc *	397	9,965
WellCare Health Plans Inc *	2,136	104,002
West Pharmaceutical Services Inc	1,173	64,222
Wright Medical Group Inc *	3,757	78,859
XenoPort Inc *	598	4,646
XOMA Corp *	878	2,103
Young Innovations Inc	294	11,587
Zeltiq Aesthetics Inc *	933	4,320

		2,619,566

Industrials - 12.5%

A.O. Smith Corp	2,703	170,478
AAR Corp	3,849	71,899
ABM Industries Inc	5,132	102,383
ACCO Brands Corp *	5,895	43,269
Accuride Corp *	4,549	14,602
Aceto Corp	1,980	19,879
Actuant Corp ‘A’	5,621	156,882
Aegion Corp *	3,225	71,563
Aerovironment Inc *	667	14,501
Air Transport Services Group Inc *	5,115	20,511
Aircastle Ltd (Bermuda)	5,604	70,274
Alamo Group Inc	667	21,771
Alaska Air Group Inc *	366	15,771
Albany International Corp ‘A’	2,622	59,467
Altra Holdings Inc	1,175	25,909
AMERCO	830	105,252
Ameresco Inc ‘A’ *	458	4,493
American Railcar Industries Inc	911	28,906
American Science & Engineering Inc	654	42,647
American Superconductor Corp *	3,366	8,819
American Woodmark Corp *	780	21,700
Ampco-Pittsburgh Corp	819	16,364
API Technologies Corp *	3,125	9,188
Apogee Enterprises Inc	2,729	65,414
Applied Industrial Technologies Inc	321	13,485
ARC Document Solutions Inc *	2,948	7,547
Argan Inc	740	13,320
Arkansas Best Corp	2,452	23,417
Astec Industries Inc	1,912	63,727
AT Cross Co ‘A’ *	45	485
Atlas Air Worldwide Holdings Inc *	2,524	111,838
Barnes Group Inc	5,187	116,500
Belden Inc	482	21,685
BlueLinx Holdings Inc *	1,899	5,336
Brady Corp ‘A’	4,683	156,412
Briggs & Stratton Corp	4,653	98,085
CAI International Inc *	822	18,043
Cascade Corp	839	53,948
Casella Waste Systems Inc ‘A’ *	3,264	14,296
CBIZ Inc *	3,570	21,099
CDI Corp	1,099	18,826
Ceco Environmental Corp	96	955
Cenveo Inc *	5,188	14,008
CIRCOR International Inc	1,535	60,771
Columbus McKinnon Corp *	1,834	30,298
Comfort Systems USA Inc	2,544	30,935
Compx International Inc	68	963
Consolidated Graphics Inc *	715	24,968
Courier Corp	936	10,296
CRA International Inc *	999	19,750
Cubic Corp	712	34,155
Curtiss-Wright Corp	4,480	147,078
Deluxe Corp	1,618	52,164
DigitalGlobe Inc *	1,070	26,151

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-57

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Douglas Dynamics Inc	2,133	$30,694
Dycom Industries Inc *	400	7,920
Dynamic Materials Corp	822	11,426
Edgen Group Inc *	1,006	7,102
EMCOR Group Inc	6,383	220,916
Encore Wire Corp	1,573	47,678
Energy Recovery Inc *	4,223	14,358
EnergySolutions Inc *	5,568	17,372
EnerNOC Inc *	1,463	17,190
EnerSys *	2,919	109,842
Ennis Inc	2,485	38,443
Enphase Energy Inc *	161	588
EnPro Industries Inc *	922	37,710
ESCO Technologies Inc	1,739	65,056
Esterline Technologies Corp *	2,930	186,377
Federal Signal Corp *	5,339	40,630
Flow International Corp *	3,622	12,677
Franklin Covey Co *	385	4,967
Franklin Electric Co Inc	114	7,087
FreightCar America Inc	1,131	25,357
FTI Consulting Inc *	4,011	132,363
FuelCell Energy Inc *	10,767	9,873
Furmanite Corp *	3,583	19,241
G&K Services Inc ‘A’	1,818	62,085
Genco Shipping & Trading Ltd *	2,991	10,439
GenCorp Inc *	1,190	10,889
Generac Holdings Inc	1,295	44,431
GeoEye Inc *	1,457	44,774
Gibraltar Industries Inc *	2,912	46,359
Global Power Equipment Group Inc	1,656	28,400
GP Strategies Corp *	139	2,870
Granite Construction Inc	3,695	124,226
Great Lakes Dredge & Dock Co	5,069	45,266
Griffon Corp	4,341	49,748
H&E Equipment Services Inc	1,223	18,431
Hardinge Inc	1,121	11,143
Hawaiian Holdings Inc *	2,234	14,677
Heartland Express Inc	1,047	13,684
Heidrick & Struggles International Inc	1,732	26,430
Hill International Inc *	2,091	7,653
HNI Corp	233	7,004
Houston Wire & Cable Co	1,100	13,497
Hudson Global Inc *	3,195	14,314
Hurco Cos Inc *	619	14,237
Hyster-Yale Materials Handling Inc	1,044	50,947
ICF International Inc *	1,898	44,489
II-VI Inc *	748	13,666
Insteel Industries Inc	1,604	20,018
International Shipholding Corp	525	8,652
Intersections Inc	317	3,005
JetBlue Airways Corp *	22,402	127,915
Kadant Inc *	1,106	29,320
Kaydon Corp	3,067	73,393
Kelly Services Inc ‘A’	2,540	39,980
Kforce Inc	247	3,540
Kimball International Inc ‘B’	3,143	36,490
Knoll Inc	1,403	21,550
Korn/Ferry International *	4,568	72,448
Kratos Defense & Security Solutions Inc *	3,860	19,416
Layne Christensen Co *	1,888	45,822
LB Foster Co ‘A’	867	37,662
LMI Aerospace Inc *	763	14,756
LSI Industries Inc	1,875	13,144
Lydall Inc *	1,645	23,589
Marten Transport Ltd	1,500	27,585
McGrath RentCorp	1,158	33,605
Meritor Inc *	7,001	33,115
Met-Pro Corp	1,304	12,636
Metalico Inc *	3,967	7,775
Michael Baker Corp	832	20,742

	Shares	Value
Miller Industries Inc	1,030	$15,708
Mobile Mini Inc *	3,656	76,155
Moog Inc ‘A’ *	3,831	157,186
Mueller Industries Inc	1,586	79,348
Mueller Water Products Inc ‘A’	5,239	29,391
Multi-Color Corp	1,199	28,764
MYR Group Inc *	884	19,669
National Presto Industries Inc	416	28,746
Navigant Consulting Inc *	4,952	55,264
NCI Building Systems Inc *	1,709	23,755
NL Industries Inc	622	7,122
NN Inc *	1,636	14,986
Northwest Pipe Co *	879	20,973
Orbital Sciences Corp *	5,636	77,608
Orion Marine Group Inc *	2,610	19,079
Pacer International Inc *	2,978	11,614
Park-Ohio Holdings Corp *	46	980
Patriot Transportation Holding Inc *	612	17,399
Pendrell Corp *	15,308	19,441
Performant Financial Corp *	366	3,697
PGT Inc *	928	4,176
Pike Electric Corp	1,654	15,796
PMFG Inc *	1,997	18,153
Powell Industries Inc *	491	20,391
Preformed Line Products Co	202	12,003
Primoris Services Corp	2,104	31,644
Quad/Graphics Inc	2,396	48,854
Quality Distribution Inc *	1,281	7,686
Quanex Building Products Corp	3,516	71,762
Rand Logistics Inc *	1,535	9,978
Republic Airways Holdings Inc *	2,098	11,917
Resources Connection Inc	4,058	48,453
Rexnord Corp *	2,148	45,752
Roadrunner Transportation Systems Inc *	624	11,319
Robbins & Myers Inc	2,172	129,125
RPX Corp *	157	1,419
Rush Enterprises Inc ‘A’ *	3,160	65,317
Saia Inc *	1,257	29,062
Schawk Inc	1,138	14,976
Seaboard Corp	29	73,367
SeaCube Container Leasing Ltd (Bermuda)	887	16,720
SIFCO Industries Inc	137	2,158
Simpson Manufacturing Co Inc	3,438	112,732
SkyWest Inc	4,596	57,266
Standex International Corp	939	48,161
Steelcase Inc ‘A’	6,278	79,982
Sterling Construction Co Inc *	1,408	13,996
Swisher Hygiene Inc *	10,835	18,961
Sykes Enterprises Inc *	3,720	56,618
Sypris Solutions Inc	366	1,449
TAL International Group Inc	1,388	50,495
Teledyne Technologies Inc *	2,292	149,140
Tetra Tech Inc *	1,131	29,915
The Dolan Co *	2,935	11,417
The Eastern Co	595	9,413
The Geo Group Inc	5,869	165,506
The Greenbrier Cos Inc *	2,179	35,234
The KEYW Holding Corp *	1,377	17,474
TMS International Corp ‘A’ *	574	7,186
TRC Cos Inc *	241	1,403
TriMas Corp *	238	6,654
TrueBlue Inc *	1,049	16,522
Tutor Perini Corp *	3,406	46,662
Twin Disc Inc	819	14,275
UniFirst Corp	1,384	101,475
United Stationers Inc	3,659	113,392
Universal Forest Products Inc	1,882	71,591
Universal Truckload Services Inc	524	9,563
US Ecology Inc	657	15,466
Viad Corp	1,932	52,473

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-58

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Vicor Corp *	1,556	$8,434
VSE Corp	373	9,142
WageWorks Inc *	266	4,735
Watts Water Technologies Inc ‘A’	2,683	115,342
Werner Enterprises Inc	590	12,785
Wesco Aircraft Holdings Inc *	1,234	16,301
Willis Lease Finance Corp *	480	6,869
Zipcar Inc *	448	3,692

		7,791,801

Information Technology - 11.5%

Accelrys Inc *	5,300	47,965
Actuate Corp *	296	1,658
Acxiom Corp *	7,359	128,488
Advanced Energy Industries Inc *	3,788	52,312
Aeroflex Holding Corp *	1,899	13,293
Agilysys Inc *	1,404	11,751
Alpha & Omega Semiconductor Ltd * (Bermuda)	1,652	13,877
Ambarella Inc * (Cayman)	365	4,070
Amkor Technology Inc *	6,999	29,746
ANADIGICS Inc *	6,769	17,058
Anaren Inc *	1,163	22,620
Anixter International Inc	1,054	67,435
Applied Micro Circuits Corp *	6,229	52,324
ARRIS Group Inc *	9,391	140,302
Aspen Technology Inc *	504	13,931
ATMI Inc *	2,854	59,592
Audience Inc *	496	5,153
AVG Technologies NV * (Netherlands)	59	934
Aviat Networks Inc *	5,895	19,395
Avid Technology Inc *	2,874	21,785
Aware Inc	164	899
Axcelis Technologies Inc *	10,338	14,370
AXT Inc *	3,099	8,708
Bankrate Inc *	529	6,586
Bazaarvoice Inc *	48	449
Bel Fuse Inc ‘B’	1,020	19,941
Benchmark Electronics Inc *	5,501	91,427
Black Box Corp	1,565	38,092
Blucora Inc *	3,234	50,806
Bottomline Technologies Inc *	2,382	62,861
Brightcove Inc *	33	298
Brooks Automation Inc	6,334	50,989
CACI International Inc ‘A’ *	1,989	109,455
Calix Inc *	2,478	19,056
Ceva Inc *	548	8,631
Checkpoint Systems Inc *	3,842	41,263
CIBER Inc *	7,015	23,430
Ciena Corp *	2,310	36,267
Coherent Inc	1,603	81,144
Cohu Inc	2,346	25,431
Computer Task Group Inc *	336	6,125
Comtech Telecommunications Corp	1,709	43,374
Convergys Corp	10,447	171,435
CSG Systems International Inc *	1,388	25,234
CTS Corp	3,283	34,898
Cymer Inc *	2,050	185,381
Daktronics Inc	2,634	29,158
DealerTrack Technologies Inc *	436	12,522
Demand Media Inc *	703	6,531
Demandware Inc *	31	847
Digi International Inc *	2,481	23,495
Digital River Inc *	3,523	50,696
Diodes Inc *	3,395	58,903
DSP Group Inc *	2,100	12,096
E2open Inc *	117	1,657
Earthlink Inc	10,147	65,550
Ebix Inc	678	10,895
Echelon Corp *	1,644	4,028

	Shares	Value
Electro Rent Corp	1,630	$25,069
Electro Scientific Industries Inc	2,206	21,950
Electronics for Imaging Inc *	4,089	77,650
Eloqua Inc *	244	5,756
Emulex Corp *	8,301	60,597
Entegris Inc *	13,135	120,579
Entropic Communications Inc *	8,487	44,896
Envivio Inc *	526	894
EPIQ Systems Inc	2,800	35,784
ePlus Inc	381	15,751
Euronet Worldwide Inc *	4,847	114,389
Exa Corp *	142	1,382
Exar Corp *	3,056	27,198
Fabrinet * (Cayman)	2,125	27,922
FEI Co	223	12,368
Finisar Corp *	8,731	142,315
First Solar Inc *	5,753	177,653
FleetMatics Group PLC * (Ireland)	224	5,636
FormFactor Inc *	4,669	21,291
Gerber Scientific Inc Escrow Shares * +	1,382	-
Globecomm Systems Inc *	520	5,876
Glu Mobile Inc *	359	822
GSI Group Inc * (Canada)	2,656	23,001
GSI Technology Inc *	1,978	12,402
GT Advanced Technologies Inc *	1,788	5,400
Harmonic Inc *	11,234	56,956
Imation Corp *	2,968	13,861
Immersion Corp *	224	1,539
Infinera Corp *	1,047	6,083
Infoblox Inc *	37	665
Inphi Corp *	1,338	12,818
Insight Enterprises Inc *	4,233	73,527
Integrated Device Technology Inc *	13,602	99,295
Integrated Silicon Solution Inc *	2,631	23,679
Intermec Inc *	4,995	49,251
Internap Network Services Corp *	2,520	17,489
International Rectifier Corp *	6,608	117,160
Intersil Corp ‘A’	12,189	101,047
Intevac Inc *	2,232	10,200
IntraLinks Holdings Inc *	3,511	21,663
iPass Inc *	396	725
IXYS Corp	2,362	21,589
j2 Global Inc	766	23,424
Kemet Corp *	4,320	21,730
Key Tronic Corp *	843	8,632
Keynote Systems Inc	1,511	21,290
Kopin Corp *	6,434	21,425
KVH Industries Inc *	192	2,684
Lattice Semiconductor Corp *	11,251	44,891
Limelight Networks Inc *	5,778	12,827
Littelfuse Inc	199	12,280
Loral Space & Communications Inc	58	3,170
LTX-Credence Corp *	4,723	30,983
M/A-COM Technology Solutions Holdings Inc *	467	6,991
ManTech International Corp ‘A’	2,208	57,276
Marchex Inc ‘B’	2,172	8,927
Market Leader Inc *	320	2,096
Mattersight Corp *	64	318
Mattson Technology Inc *	5,604	4,707
MaxLinear Inc ‘A’ *	1,758	8,825
Measurement Specialties Inc *	165	5,669
MeetMe Inc *	1,596	5,570
MEMC Electronic Materials Inc *	17,154	55,064
Mentor Graphics Corp *	4,104	69,850
Mercury Systems Inc *	2,982	27,434
Methode Electronics Inc	3,569	35,797
Millennial Media Inc *	64	802
Mindspeed Technologies Inc *	3,472	16,249
MIPS Technologies Inc *	1,075	8,407

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-59

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
MKS Instruments Inc	5,023	$129,493
ModusLink Global Solutions Inc *	3,786	10,979
MoneyGram International Inc *	1,479	19,656
Monster Worldwide Inc *	11,602	65,203
MoSys Inc *	3,227	11,230
Multi-Fineline Electronix Inc *	668	13,500
Nanometrics Inc *	2,230	32,157
NeoPhotonics Corp *	1,787	10,257
NETGEAR Inc *	2,006	79,077
Newport Corp *	3,642	48,985
Oclaro Inc *	7,022	11,025
OCZ Technology Group Inc *	6,464	12,346
OmniVision Technologies Inc *	5,012	70,569
Oplink Communications Inc *	1,837	28,620
Park Electrochemical Corp	1,986	51,100
PC Connection Inc	855	9,833
PCTEL Inc	1,773	12,766
Peregrine Semiconductor Corp *	408	6,246
Perficient Inc *	712	8,387
Pericom Semiconductor Corp *	2,273	18,252
Pervasive Software Inc *	1,178	10,496
Photronics Inc *	5,820	34,687
Plantronics Inc	2,708	99,844
Plexus Corp *	1,879	48,478
PLX Technology Inc *	343	1,245
Power-One Inc *	6,464	26,567
Progress Software Corp *	6,027	126,507
Proofpoint Inc *	34	419
QAD Inc ‘A’	49	706
QLogic Corp *	7,046	68,558
Qualys Inc *	216	3,195
Quantum Corp *	21,220	26,313
QuickLogic Corp *	517	1,122
QuinStreet Inc *	3,146	21,141
Radisys Corp *	2,094	6,240
Rambus Inc *	9,789	47,770
RealD Inc *	576	6,457
RealNetworks Inc *	2,102	15,891
RF Micro Devices Inc *	23,335	104,541
Richardson Electronics Ltd	1,236	13,992
Rofin-Sinar Technologies Inc *	2,729	59,165
Rogers Corp *	894	44,396
Rosetta Stone Inc *	538	6,639
Rubicon Technology Inc *	1,633	9,978
Ruckus Wireless Inc *	439	9,891
Rudolph Technologies Inc *	3,059	41,144
Sanmina Corp *	7,787	86,202
Sapiens International Corp NV * (Netherlands)	1,314	5,256
ScanSource Inc *	2,632	83,619
SeaChange International Inc *	2,754	26,631
ShoreTel Inc *	589	2,497
Sigma Designs Inc *	3,072	15,821
Silicon Graphics International Corp *	2,914	29,810
Silicon Image Inc *	1,273	6,314
Sonus Networks Inc *	18,702	31,793
Spansion Inc ‘A’ *	4,595	63,916
SS&C Technologies Holdings Inc *	2,373	54,864
STEC Inc *	3,410	16,811
STR Holdings Inc *	2,796	7,046
SunPower Corp *	2,057	11,560
Super Micro Computer Inc *	307	3,131
Supertex Inc	992	17,410
support.com Inc *	1,351	5,647
Sycamore Networks Inc	1,874	4,198
Symmetricom Inc *	4,008	23,126
Synacor Inc *	39	213
SYNNEX Corp *	2,505	86,122
TechTarget Inc *	1,495	8,297
TeleNav Inc *	1,594	12,720

	Shares	Value
TeleTech Holdings Inc *	2,185	$38,893
Tellabs Inc	35,032	79,873
Telular Corp	630	5,966
Tessco Technologies Inc	255	5,646
Tessera Technologies Inc	4,964	81,509
TiVo Inc *	5,964	73,476
TriQuint Semiconductor Inc *	16,141	78,122
Trulia Inc *	180	2,923
TTM Technologies Inc *	5,066	46,607
Ultra Clean Holdings Inc *	2,601	12,771
Unisys Corp *	2,070	35,811
United Online Inc	8,740	48,857
Unwired Planet Inc *	542	650
ValueClick Inc *	2,865	55,610
VASCO Data Security International Inc *	1,489	12,150
Veeco Instruments Inc *	2,764	81,593
Viasystems Group Inc *	356	4,343
Vishay Precision Group Inc *	1,141	15,084
WebMD Health Corp *	4,840	69,406
Westell Technologies Inc ‘A’ *	4,325	8,001
Zygo Corp *	1,276	20,033

		7,153,454

Materials - 5.5%

A. Schulman Inc	2,817	81,496
A.M. Castle & Co *	1,608	23,750
AK Steel Holding Corp	10,847	49,896
AMCOL International Corp	140	4,295
Berry Plastics Group Inc *	1,649	26,516
Boise Inc	9,609	76,392
Buckeye Technologies Inc	1,581	45,390
Calgon Carbon Corp *	864	12,251
Century Aluminum Co *	4,907	42,985
Chase Corp	613	11,402
Chemtura Corp *	2,880	61,229
Clearwater Paper Corp *	444	17,387
Coeur d’Alene Mines Corp *	5,062	124,525
Ferro Corp *	8,339	34,857
FutureFuel Corp	1,858	21,999
General Moly Inc *	5,467	21,923
Georgia Gulf Corp	1,204	49,701
Globe Specialty Metals Inc	5,462	75,102
Gold Reserve Inc * (Canada)	4,400	14,564
Golden Minerals Co *	3,178	14,587
Golden Star Resources Ltd (XASE) * (Canada)	24,693	45,435
Graphic Packaging Holding Co *	16,013	103,444
Handy & Harman Ltd *	65	980
Haynes International Inc	208	10,789
Hecla Mining Co	27,287	159,083
Horsehead Holding Corp *	4,174	42,617
Innospec Inc	1,932	66,635
Kaiser Aluminum Corp	1,842	113,633
KapStone Paper and Packaging Corp	3,862	85,698
Kraton Performance Polymers Inc *	3,079	73,988
Landec Corp *	1,849	17,547
Louisiana-Pacific Corp *	13,147	254,000
LSB Industries Inc *	766	27,132
Materion Corp	1,772	45,682
McEwen Mining Inc *	20,727	79,384
Metals USA Holdings Corp	843	14,744
Minerals Technologies Inc	3,383	135,049
Neenah Paper Inc	604	17,196
Olin Corp	2,426	52,377
Olympic Steel Inc	853	18,885
OM Group Inc *	3,086	68,509
PH Glatfelter Co	3,394	59,327
PolyOne Corp	1,849	37,757
Quaker Chemical Corp	899	48,420
Resolute Forest Products *	7,714	102,133

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-60

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Revett Minerals Inc * (Canada)	2,440	$6,881
RTI International Metals Inc *	2,891	79,676
Schnitzer Steel Industries Inc ‘A’	2,409	73,065
Schweitzer-Mauduit International Inc	771	30,092
Sensient Technologies Corp	4,783	170,083
Spartech Corp *	2,968	26,920
Stepan Co	88	4,888
Stillwater Mining Co *	11,074	141,526
SunCoke Energy Inc *	1,984	30,931
Texas Industries Inc *	2,158	110,080
Tredegar Corp	2,330	47,579
UFP Technologies Inc *	527	9,444
United States Lime & Minerals Inc *	11	518
Universal Stainless & Alloy Products Inc *	660	24,268
Vista Gold Corp * (Canada)	5,596	15,109
Wausau Paper Corp	233	2,018
Worthington Industries Inc	5,002	130,002
Zep Inc	1,250	18,050
Zoltek Cos Inc *	2,649	20,530

		3,432,351

Telecommunication Services - 0.5%

Cbeyond Inc *	2,527	22,844
Cincinnati Bell Inc *	12,180	66,746
Consolidated Communications Holdings Inc	1,490	23,721
Fairpoint Communications Inc *	356	2,827
Hawaiian Telcom Holdco Inc *	1,030	20,085
IDT Corp ‘B’	208	1,984
inContact Inc *	442	2,290
Iridium Communications Inc *	4,118	27,755
Leap Wireless International Inc *	3,861	25,676
magicJack VocalTec Ltd * (Israel)	426	7,757
Neutral Tandem Inc	2,785	7,157
ORBCOMM Inc *	1,660	6,507
Premiere Global Services Inc *	3,710	36,284
Shenandoah Telecommunications Co	2,299	35,198
USA Mobility Inc	1,910	22,309
Vonage Holdings Corp *	7,549	17,891

		327,031

Utilities - 5.9%

ALLETE Inc	3,649	149,536
American DG Energy Inc *	228	527
American States Water Co	1,629	78,159
Artesian Resources Corp ‘A’	718	16,105
Atlantic Power Corp (Canada)	9,938	113,591
Avista Corp	5,611	135,281
Black Hills Corp	4,212	153,064
Cadiz Inc *	82	649
California Water Service Group	2,020	37,067
CH Energy Group Inc	1,422	92,743
Chesapeake Utilities Corp	924	41,950
Cleco Corp	5,833	233,378
Connecticut Water Service Inc	352	10,483
Consolidated Water Co Ltd (Cayman)	1,399	10,353
Delta Natural Gas Co Inc	653	12,766
El Paso Electric Co	3,826	122,088
Genie Energy Ltd ‘B’	1,425	10,118
IDACORP Inc	4,792	207,733
MGE Energy Inc	2,218	113,007
Middlesex Water Co	1,514	29,614
New Jersey Resources Corp	3,991	158,123
Northwest Natural Gas Co	2,575	113,815
NorthWestern Corp	3,486	121,069
NRG Energy Inc l	-	11
Ormat Technologies Inc	1,205	23,232
Otter Tail Corp	3,248	81,200
Piedmont Natural Gas Co Inc	6,316	197,754
PNM Resources Inc	7,616	156,204
Portland General Electric Co	7,222	197,594

	Shares	Value
SJW Corp	935	$24,871
South Jersey Industries Inc	2,285	115,004
Southwest Gas Corp	4,426	187,707
The Empire District Electric Co	4,025	82,030
The Laclede Group Inc	2,171	83,822
UIL Holdings Corp	4,844	173,464
Unitil Corp	1,294	33,540
UNS Energy Corp	3,851	163,359
WGL Holdings Inc	4,950	193,991
York Water Co	297	5,218

		3,680,220

Total Common Stocks (Cost $54,576,909)		59,224,642

EXCHANGE-TRADED FUND - 1.8%

iShares Russell 2000 Value Index Fund	14,451	1,091,195

Total Exchange-Traded Fund (Cost $1,079,631)		1,091,195

CLOSED-END MUTUAL FUND - 0.0%

Firsthand Technology Value Fund Inc *	823	14,353

Total Closed-End Mutual Fund (Cost $15,515)		14,353

	Principal Amount

SHORT-TERM INVESTMENT - 2.6%

Repurchase Agreement - 2.6%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $1,643,174; collateralized by U.S. Treasury Notes: 0.250% due 07/15/15 and value $1,680,000)	$1,643,174	1,643,174

Total Short-Term Investment (Cost $1,643,174)		1,643,174

TOTAL INVESTMENTS - 99.5% (Cost $57,315,229)		61,973,364

OTHER ASSETS & LIABILITIES, NET - 0.5%		323,205

NET ASSETS - 100.0%		$62,296,569

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-61

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Financials	35.1%
Industrials	12.5%
Information Technology	11.5%
Consumer Discretionary	11.4%
Energy	6.1%
Utilities	5.9%
Materials	5.5%
Health Care	4.2%
Short-Term Investment	2.6%
Consumer Staples	2.4%
Exchange-Traded Fund	1.8%
Telecommunication Services	0.5%

99.5%
Other Assets & Liabilities, Net	0.5%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	As of December 31, 2012, $96,880 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

(d)	Open futures contracts outstanding as of December 31, 2012 were as follows:

Long Futures Outstanding	Number of Contracts	Notional Amount	Unrealized Appreciation
Russell 2000 Mini (03/13)	20	$1,660,256	$32,944

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$59,224,642	$59,224,642	$-	$-
	Exchange-Traded Fund	1,091,195	1,091,195	-	-
	Closed-End Mutual Fund	14,353	14,353	-	-
	Short-Term Investment	1,643,174	-	1,643,174	-
	Derivatives:
	Equity Contracts
	Futures	32,944	32,944	-	-

	Total	$62,006,308	$60,363,134	$1,643,174	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

B-62

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
PREFERRED STOCKS - 6.7%

Brazil - 6.6%

AES Tiete SA	2,800	$32,367
Banco Bradesco SA	1,300	22,641
Banco Bradesco SA ADR	27,246	473,263
Banco do Estado do Rio Grande do Sul SA ‘B’	5,200	39,988
Braskem SA ADR	2,100	28,035
Centrais Eletricas Brasileiras SA ‘B’	3,500	17,854
Centrais Eletricas Brasileiras SA ADR	800	4,008
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	1,400	62,146
Cia de Bebidas das Americas	700	29,478
Cia de Bebidas das Americas ADR	9,650	405,204
Cia Energetica de Minas Gerais	3,987	43,302
Cia Energetica de Sao Paulo ‘B’	3,500	33,524
Gerdau SA	11,561	103,177
Gerdau SA ADR	6,842	61,510
Gol Linhas Aereas Inteligentes SA ADR *	952	6,245
Itau Unibanco Holding SA	2,700	44,598
Itau Unibanco Holding SA ADR	30,500	502,030
Klabin SA	10,800	68,199
Lojas Americanas SA	6,123	55,188
Petroleo Brasileiro SA	882	8,532
Petroleo Brasileiro SA ADR	32,154	620,572
Telefonica Brasil SA	1,800	43,407
Ultrapar Participacoes SA ADR	3,300	73,524
Usinas Siderurgicas de Minas Gerais SA ‘A’	7,505	48,926
Vale SA	500	10,173
Vale SA ADR	28,066	569,740

		3,407,631

Colombia - 0.1%

Bancolombia SA ADR	800	53,264

Total Preferred Stocks (Cost $3,490,328)		3,460,895

COMMON STOCKS - 93.0%

Bermuda - 0.9%

Brilliance China Automotive Holdings Ltd *	60,000	75,324
China Resources Gas Group Ltd	26,000	53,776
COSCO Pacific Ltd	24,182	35,089
Credicorp Ltd	788	115,489
Kunlun Energy Co Ltd	54,000	113,223
VimpelCom Ltd ADR	6,000	62,940

		455,841

Brazil - 6.7%

AES Tiete SA	1,400	14,304
All America Latina Logistica SA	3,300	13,524
Amil Participacoes SA	3,700	55,770
Banco Bradesco SA	8,943	144,068
Banco do Brasil SA	8,337	106,356
Banco Santander Brasil SA ADR	13,939	101,336
BM&FBOVESPA SA	33,327	232,634
BR Malls Participacoes SA	4,100	54,317
BRF - Brasil Foods SA	3,100	65,232
BRF - Brasil Foods SA ADR	7,300	154,103
CCR SA	9,200	87,243
Centrais Eletricas Brasileiras SA ADR	2,651	8,271
CETIP SA - Mercados Organizados	2,800	34,949
Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,300	108,641
Cia Hering	2,200	45,481
Cia Paranaense de Energia ADR	2,200	33,770

	Shares	Value
Cia Siderurgica Nacional SA ADR	8,700	$51,330
Cielo SA	4,100	114,800
Cosan SA Industria e Comercio	3,876	79,682
CPFL Energia SA ADR	1,160	24,314
Cyrela Brazil Realty SA Empreendimentos e Participacoes	4,100	36,145
Duratex SA	3,000	21,918
EcoRodovias Infraestrutura e Logistica SA	6,000	50,770
Embraer SA ADR	2,500	71,275
Fibria Celulose SA ADR *	2,900	32,973
Hypermarcas SA *	6,300	52,188
Itau Unibanco Holding SA	2,600	40,338
JBS SA *	10,139	30,110
Localiza Rent a Car SA	2,700	49,626
Lojas Americanas SA	2,083	18,157
Lojas Renner SA	1,600	62,602
MRV Engenharia e Participacoes SA	6,400	38,433
Multiplan Empreendimentos Imobiliarios SA	700	20,660
Natura Cosmeticos SA	1,821	52,251
Odontoprev SA	7,400	39,097
OGX Petroleo e Gas Participacoes SA *	10,000	21,925
Oi SA	1,200	5,239
Oi SA ADR	15,540	62,315
Oi SA ADR ‘C’	1,164	5,005
Petroleo Brasileiro SA	4,478	43,842
Petroleo Brasileiro SA ADR	22,016	428,651
Porto Seguro SA	2,300	26,453
Raia Drogasil SA	3,300	37,303
Souza Cruz SA	4,300	65,117
Telefonica Brasil SA ADR	1,590	38,255
Tim Participacoes SA	7,200	28,702
Totvs SA	1,828	35,999
Tractebel Energia SA	2,200	35,844
Transmissora Alianca de Energia Eletrica SA	1,200	12,783
Vale SA ADR	20,878	437,603
WEG SA	3,200	42,476

		3,474,180

Cayman - 2.6%

Agile Property Holdings Ltd	10,000	14,316
Belle International Holdings Ltd	63,000	139,130
China Mengniu Dairy Co Ltd	29,000	82,511
China Resources Cement Holdings Ltd	52,000	35,029
China Resources Land Ltd	30,000	82,685
Country Garden Holdings Co Ltd *	65,044	34,808
ENN Energy Holdings Ltd	10,000	43,722
Eurasia Drilling Co Ltd GDR ~	1,015	36,432
Eurasia Drilling Co Ltd GDR (LI) ~	388	13,927
Evergrande Real Estate Group Ltd	38,000	21,558
GCL-Poly Energy Holdings Ltd	89,000	18,363
Geely Automobile Holdings Ltd	145,000	69,163
Hengan International Group Co Ltd	6,000	54,114
Longfor Properties Co Ltd	31,500	62,463
Parkson Retail Group Ltd	47,500	38,790
Shimao Property Holdings Ltd	24,926	48,126
SOHO China Ltd	8,500	6,866
Tencent Holdings Ltd	11,100	360,378
Tingyi Holding Corp	18,000	50,123
Want Want China Holdings Ltd	89,000	123,993

		1,336,497

Chile - 2.1%

Aguas Andinas SA ‘A’	15,289	10,909
Banco de Chile ADR	770	74,305
Banco de Credito e Inversiones	840	58,727
Banco Santander Chile SA ADR	1,558	44,387
CAP SA	1,029	34,968
Cencosud SA	15,223	82,692
Cia Cervecerias Unidas SA ADR	2,000	63,260

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-63

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Cia General de Electricidad SA	3,373	$19,501
Colbun SA *	179,217	49,518
Corpbanca SA	3,670,204	49,578
E.CL SA	14,388	34,009
Empresa Nacional de Electricidad SA ADR	1,700	82,977
Empresas CMPC SA	13,812	51,223
Empresas COPEC SA	5,905	83,900
Enersis SA ADR	4,200	76,524
ENTEL Chile SA	966	19,966
Latam Airlines Group SA	4,238	99,847
SACI Falabella	4,670	48,201
Sigdo Koppers SA	8,610	20,776
Sociedad Quimica y Minera de Chile SA ADR	1,300	74,932

		1,080,200

China - 9.1%

Agricultural Bank of China Ltd ‘H’	254,000	128,062
Aluminum Corp of China Ltd ADR *	2,300	27,393
Anhui Conch Cement Co Ltd ‘H’	12,000	44,647
Bank of China Ltd ‘H’	957,400	435,920
Bank of Communications Co Ltd ‘H’	87,925	67,069
BBMG Corp ‘H’	36,500	33,842
Byd Co Ltd ‘H’ *	11,000	33,692
China BlueChemical Ltd ‘H’	22,000	14,775
China Citic Bank Corp Ltd ‘H’	105,000	63,280
China Coal Energy Co Ltd ‘H’	52,000	58,140
China Communications Construction Co Ltd ‘H’	42,000	41,188
China Communications Services Corp Ltd ‘H’	68,000	39,598
China Construction Bank Corp ‘H’	789,340	643,315
China COSCO Holdings Co Ltd ‘H’ *	8,500	4,270
China Life Insurance Co Ltd ‘H’	17,000	56,179
China Life Insurance Co Ltd ADR	4,353	216,301
China Longyuan Power Group Corp ‘H’	30,000	21,074
China Merchants Bank Co Ltd ‘H’	32,300	72,350
China Minsheng Banking Corp Ltd ‘H’	43,500	51,372
China National Building Material Co Ltd ‘H’	20,000	29,999
China Oilfield Services Ltd ‘H’	14,000	28,954
China Pacific Insurance Group Co Ltd ‘H’	12,200	45,756
China Petroleum & Chemical Corp ‘H’	94,000	107,923
China Petroleum & Chemical Corp ADR	1,400	160,888
China Railway Construction Corp Ltd ‘H’	70,000	80,505
China Railway Group Ltd ‘H’	115,000	67,679
China Shenhua Energy Co Ltd ‘H’	33,500	149,674
China Shipping Container Lines Co Ltd ‘H’ *	95,000	27,947
China Shipping Development Co Ltd ‘H’	24,000	14,097
China Telecom Corp Ltd ADR	1,100	62,535
CSR Corp Ltd ‘H’	40,000	35,506
Dongfeng Motor Group Co Ltd ‘H’	28,000	44,092
Great Wall Motor Co Ltd ‘H’	31,000	98,338
Guangzhou Automobile Group Co Ltd ‘H’	42,000	37,844
Guangzhou R&F Properties Co Ltd ‘H’	40,000	67,555
Huaneng Power International Inc ‘H’	86,000	79,469
Industrial & Commercial Bank of China ‘H’	775,045	558,938
Jiangxi Copper Co Ltd ‘H’	15,000	40,224
Maanshan Iron & Steel ‘H’ *	60,000	18,649
PetroChina Co Ltd ‘H’	70,000	100,174
PetroChina Co Ltd ADR	1,750	251,615
PICC Property & Casualty Co Ltd ‘H’	16,000	22,704
Ping An Insurance Group Co ‘H’	17,000	144,662
Shandong Weigao Group Medical Polymer Co Ltd ‘H’	52,000	51,955
Sinopec Shanghai Petrochemical Co Ltd ADR	619	22,476
Sinopharm Group Co Ltd ‘H’	2,000	6,353
Weichai Power Co Ltd ‘H’	7,200	32,743
Yanzhou Coal Mining Co Ltd ADR	1,600	27,328
Zhaojin Mining Industry Co Ltd ‘H’	29,000	45,943
Zhuzhou CSR Times Electric Co Ltd ‘H’	8,000	30,209
Zijin Mining Group Co Ltd ‘H’	112,000	45,168

	Shares	Value
Zoomlion Heavy Industry Science & Technology Co Ltd ‘H’	36,800	$55,553
ZTE Corp ‘H’	12,000	20,803

		4,666,725

Colombia - 0.5%

Almacenes Exito SA	2,928	59,158
Ecopetrol SA ADR	2,968	177,101

		236,259

Czech Republic - 0.4%

CEZ AS	3,220	115,815
Komercni Banka AS	225	47,607
Telefonica Czech Republic AS	1,470	25,020

		188,442

Egypt - 0.3%

Commercial International Bank SAE GDR	5,790	31,509
Orascom Construction Industries GDR *	1,234	49,620
Orascom Telecom Holding SAE GDR *	16,470	51,669

		132,798

Hong Kong - 3.3%

Beijing Enterprises Holdings Ltd	9,500	62,223
China Agri-Industries Holdings Ltd	24,700	13,890
China Everbright Ltd	8,000	15,725
China Merchants Holdings International Co Ltd	14,000	45,592
China Mobile Ltd	9,000	105,425
China Mobile Ltd ADR	9,949	584,205
China Overseas Land & Investment Ltd	34,000	102,992
China Resources Enterprise Ltd	10,000	36,325
China Resources Power Holdings Co Ltd	10,000	25,588
China Taiping Insurance Holdings Co Ltd *	15,400	31,340
China Unicom Ltd	10,000	16,189
China Unicom Ltd ADR	5,300	86,337
Citic Pacific Ltd	11,000	16,641
CNOOC Ltd	40,000	87,830
CNOOC Ltd ADR	1,380	303,600
Fosun International Ltd	71,500	45,944
Lenovo Group Ltd	72,000	65,822
Shanghai Industrial Holdings Ltd	5,169	18,263
Sino-Ocean Land Holdings Ltd	25,000	19,184

		1,683,115

Hungary - 0.3%

MOL Hungarian Oil & Gas PLC	390	31,646
OTP Bank PLC	4,369	83,042
Richter Gedeon Nyrt	182	30,020

		144,708

India - 7.6%

ABB Ltd (XNSE)	2,249	29,016
ACC Ltd	728	19,097
Adani Enterprises Ltd	1,199	5,953
Adani Ports & Special Economic Zone	9,699	23,946
Adani Power Ltd *	10,755	12,251
Ambuja Cements Ltd	13,048	48,131
Apollo Hospitals Enterprise Ltd	2,321	33,566
Asian Paints Ltd	642	52,277
Axis Bank Ltd	4,230	105,481
Bajaj Auto Ltd	565	21,967
Bank of India	6,327	40,211
Bharat Heavy Electricals Ltd	6,715	28,403
Bharti Airtel Ltd	15,159	88,184
Bosch Ltd	146	25,464
Cairn India Ltd	5,368	31,367
Cipla Ltd	9,033	68,557
DLF Ltd	14,014	59,612
Dr Reddy’s Laboratories Ltd ADR	1,900	63,251

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-64

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Federal Bank Ltd	1,667	$16,482
GAIL India Ltd	5,282	34,566
GAIL India Ltd GDR ~	280	10,833
Godrej Consumer Products Ltd	2,985	39,599
HCL Technologies Ltd	2,226	25,167
HDFC Bank Ltd	19,271	239,207
Hero MotoCorp Ltd	938	32,732
Hindalco Industries Ltd	15,938	38,336
Hindustan Unilever Ltd	13,439	129,032
Hindustan Zinc Ltd	9,344	23,239
ICICI Bank Ltd ADR	4,200	183,162
Idea Cellular Ltd *	30,201	57,474
IDFC Ltd	16,783	52,810
Indian Oil Corp Ltd	7,289	36,170
Infosys Ltd ADR	6,000	253,800
ITC Ltd	23,162	121,169
Jaiprakash Associates Ltd	49,050	88,420
Jindal Steel & Power Ltd	5,356	43,896
JSW Steel Ltd	858	12,796
Kotak Mahindra Bank Ltd	2,754	32,822
Larsen & Toubro Ltd	3,830	113,596
Mahindra & Mahindra Ltd	4,278	73,448
National Aluminium Co Ltd	5,262	4,752
Nestle India Ltd	608	55,312
NHPC Ltd	64,839	30,128
NTPC Ltd	11,174	32,054
Oil & Natural Gas Corp Ltd	8,392	41,511
Oil India Ltd	4,590	39,488
Oracle Financial Services Software Ltd *	841	50,388
Power Grid Corp of India Ltd	22,814	47,973
Ranbaxy Laboratories Ltd *	5,898	54,410
Reliance Capital Ltd	6,056	53,592
Reliance Communications Ltd	17,316	23,445
Reliance Industries Ltd GDR (LI) ~	8,064	248,698
Reliance Infrastructure Ltd	4,162	40,084
Reliance Power Ltd *	15,483	26,511
Sesa Goa Ltd	3,750	13,428
Shriram Transport Finance Co Ltd	534	7,286
State Bank of India	1,890	83,543
Sterlite Industries India Ltd ADR	4,900	42,189
Sun Pharmaceutical Industries Ltd	7,057	95,022
Tata Consultancy Services Ltd	6,638	152,313
Tata Motors Ltd ADR	3,200	91,904
Tata Power Co Ltd	7,070	14,336
Tata Steel Ltd	5,646	44,138
Ultratech Cement Ltd	342	12,483
United Spirits Ltd	921	31,925
Wipro Ltd	6,066	43,994
Yes Bank Ltd	7,759	65,785
Zee Entertainment Enterprises Ltd	13,255	53,530

		3,915,712

Indonesia - 3.1%

P.T. Adaro Energy Tbk	212,500	35,182
P.T. Astra Agro Lestari Tbk	500	1,026
P.T. Astra International Tbk	255,000	201,752
P.T. Bank Central Asia Tbk	156,000	147,803
P.T. Bank Danamon Indonesia Tbk	99,000	58,077
P.T. Bank Mandiri Persero Tbk	175,629	148,525
P.T. Bank Negara Indonesia Persero Tbk	179,000	68,980
P.T. Bank Rakyat Indonesia Persero Tbk	176,000	128,176
P.T. Bank Tabungan Pensiunan Nasional Tbk *	16,500	8,989
P.T. Bhakti Investama Tbk	545,500	30,646
P.T. Bumi Resources Tbk	122,000	7,500
P.T. Bumi Serpong Damai Tbk	255,000	30,190
P.T. Charoen Pokphand Indonesia Tbk	88,000	33,620
P.T. Global Mediacom Tbk	105,000	26,202
P.T. Gudang Garam Tbk	8,500	49,805
P.T. Indo Tambangraya Megah Tbk	7,000	30,223

	Shares	Value
P.T. Indocement Tunggal Prakarsa Tbk	22,000	$51,398
P.T. Indofood Sukses Makmur Tbk	69,000	41,943
P.T. Kalbe Farma Tbk	140,000	15,460
P.T. Lippo Karawaci Tbk	146,500	15,217
P.T. Mayora Indah Tbk	3,000	6,235
P.T. Perusahaan Gas Negara Persero Tbk	102,500	49,053
P.T. Perusahaan Perkebunan London Sumatra Indonesia Tbk	49,000	11,887
P.T. Semen Gresik Persero Tbk	62,000	102,136
P.T. Tambang Batubara Bukit Asam Persero Tbk	24,000	37,781
P.T. Telekomunikasi Indonesia Persero Tbk ADR	3,100	114,545
P.T. Unilever Indonesia Tbk	18,500	40,123
P.T. United Tractors Tbk	22,696	46,649
P.T. Vale Indonesia Tbk	39,500	9,691
P.T. XL Axiata Tbk	47,000	27,909

		1,576,723

Luxembourg - 0.0%

Kernel Holding SA *	891	19,321

Malaysia - 4.1%

AirAsia Bhd	48,800	43,954
Alliance Financial Group Bhd	20,300	29,232
AMMB Holdings Bhd	26,900	59,750
Axiata Group Bhd	49,400	106,745
British American Tobacco Malaysia Bhd	3,600	73,077
Bumi Armada Bhd *	22,100	28,796
CIMB Group Holdings Bhd	63,000	157,362
Dialog Group Bhd	40,800	32,267
DiGi.Com Bhd	40,900	70,808
Gamuda Bhd	22,900	27,302
Genting Bhd	22,300	67,337
Genting Malaysia Bhd	61,900	72,143
Hong Leong Bank Bhd	5,900	28,576
IJM Corp Bhd	29,500	48,182
IOI Corp Bhd	42,246	70,449
Kuala Lumpur Kepong Bhd	8,500	66,872
Malayan Banking Bhd	57,090	171,781
Malaysia Airports Holdings Bhd	9,000	15,352
Maxis Bhd	27,900	60,782
MISC Bhd *	23,160	32,644
Parkson Holdings Bhd	18,000	30,731
Petronas Chemicals Group Bhd	48,500	101,427
Petronas Dagangan Bhd	3,500	26,797
Petronas Gas Bhd	5,700	36,430
PPB Group Bhd	8,300	31,522
Public Bank Bhd	12,300	65,663
RHB Capital Bhd	22,181	55,838
Sapurakencana Petroleum Bhd *	23,500	24,313
Sime Darby Bhd	41,100	128,084
Telekom Malaysia Bhd	29,300	57,913
Tenaga Nasional Bhd	43,900	99,604
UEM Land Holdings Bhd *	41,900	28,979
UMW Holdings Bhd	20,500	80,137
YTL Corp Bhd	112,608	70,078
YTL Power International Bhd	55,000	28,130

		2,129,057

Mexico - 5.9%

Alfa SAB de CV ‘A’	43,000	91,414
America Movil SAB de CV ‘L’	42,272	48,694
America Movil SAB de CV ‘L’ ADR	21,818	504,869
Arca Continental SAB de CV	7,000	52,112
Cemex SAB de CV *	67,100	66,081
Cemex SAB de CV ADR *	14,150	139,660
Coca-Cola Femsa SAB de CV ADR	600	89,424
El Puerto de Liverpool SAB de CV ‘C1’	1,400	14,813

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-65

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Fomento Economico Mexicano SAB de CV ADR	3,600	$362,520
Grupo Aeroportuario del Pacifico SAB de CV ADR	711	40,648
Grupo Aeroportuario del Sureste SAB de CV ADR	411	46,854
Grupo Bimbo SAB de CV ‘A’	31,900	82,598
Grupo Carso SAB de CV ‘A1’	6,500	31,946
Grupo Financiero Banorte SAB de CV ‘O’	25,848	166,910
Grupo Financiero Inbursa SAB de CV ‘O’	42,900	130,031
Grupo Mexico SAB de CV ‘B’	55,162	198,990
Grupo Modelo SAB de CV ‘C’	10,549	94,625
Grupo Televisa SAB ADR	8,100	215,298
Impulsora del Desarrollo y el Empleo en America Latina SAB de CV *	11,300	20,762
Industrias CH SAB de CV ‘B’ *	5,900	44,507
Industrias Penoles SAB de CV	1,775	89,532
Kimberly-Clark de Mexico SAB de CV ‘A’	27,000	69,347
Mexichem SAB de CV	14,220	78,997
Minera Frisco SAB de CV ‘A1’ *	9,900	41,740
Organizacion Soriana SAB de CV ‘B’	20,692	78,918
Wal-Mart de Mexico SAB de CV ‘V’	78,000	254,523

		3,055,813

Netherlands - 0.0%

X5 Retail Group NV GDR *	1,178	21,137

Peru - 0.2%

Cia de Minas Buenaventura SA ADR	2,748	98,791

Philippines - 1.1%

Aboitiz Equity Ventures Inc	15,700	20,238
Aboitiz Power Corp	21,700	19,531
Alliance Global Group Inc	169,300	69,190
Ayala Corp	5,030	63,280
Ayala Land Inc	55,300	35,731
Bank of the Philippine Islands	8,000	18,551
BDO Unibank Inc *	17,853	31,718
DMCI Holdings Inc	7,400	9,715
Energy Development Corp	104,000	17,115
International Container Terminal Services Inc	6,520	11,766
Manila Electric Co	3,410	21,739
Metropolitan Bank & Trust	5,000	12,462
Philippine Long Distance Telephone Co	425	26,239
San Miguel Corp	15,060	38,683
SM Investments Corp	4,390	94,359
SM Prime Holdings Inc	64,000	25,773
Universal Robina Corp	31,820	64,624

		580,714

Poland - 1.6%

Bank Pekao SA	1,394	76,050
BRE Bank SA *	215	22,782
KGHM Polska Miedz SA	2,314	143,867
Lubelski Wegiel Bogdanka SA	391	17,221
PGE SA	15,890	93,688
Polski Koncern Naftowy Orlen SA *	4,829	78,044
Polskie Gornictwo Naftowe i Gazownictwo SA *	22,886	38,946
Powszechna Kasa Oszczednosci Bank Polski SA	11,486	138,552
Powszechny Zaklad Ubezpieczen SA	800	113,599
Synthos SA	25,885	45,642
Tauron Polska Energia SA	22,376	34,384
Telekomunikacja Polska SA	7,313	28,969

		831,744

	Shares	Value
Russia - 4.5%

Federal Hydrogenerating Co JSC ADR	17,420	$40,807
Gazprom OAO ADR (LI)	75,276	721,812
Lukoil OAO ADR (LI)	6,170	412,503
Mechel ADR	1,900	13,167
MMC Norilsk Nickel OJSC ADR	5,966	111,493
Novolipetsk Steel OJSC GDR ~	1,300	26,325
Rosneft OAO GDR * ~	19,300	174,265
Rostelecom OJSC ADR (LI) *	848	20,582
Sberbank of Russia ADR	30,125	374,462
Severstal OAO GDR ~	3,870	47,098
Tatneft ADR	2,499	110,430
Uralkali OJSC GDR (LI) ~	4,563	175,801
VTB Bank OJSC GDR ~	11,312	39,139
VTB Bank OJSC GDR (LI) ~	10,700	37,354

		2,305,238

South Africa - 7.8%

ABSA Group Ltd	5,010	97,682
African Bank Investments Ltd	13,123	50,460
African Rainbow Minerals Ltd	1,851	42,296
Anglo American Platinum Ltd	1,008	53,504
AngloGold Ashanti Ltd ADR	5,546	173,978
ArcelorMittal South Africa Ltd *	3,427	14,771
Aspen Pharmacare Holdings Ltd *	4,869	97,310
Assore Ltd	620	29,931
Barloworld Ltd	4,976	51,289
Bidvest Group Ltd	4,150	106,171
Discovery Holdings Ltd	4,168	30,681
Exxaro Resources Ltd	2,483	50,827
FirstRand Ltd	48,300	178,600
Gold Fields Ltd ADR	10,500	131,145
Harmony Gold Mining Co Ltd ADR	5,600	50,176
Impala Platinum Holdings Ltd	6,119	123,551
Imperial Holdings Ltd	2,312	54,851
Investec Ltd	8,531	59,594
Kumba Iron Ore Ltd	1,066	72,847
Liberty Holdings Ltd	2,176	28,571
Life Healthcare Group Holdings Ltd	11,043	44,363
Massmart Holdings Ltd	1,068	24,137
Mediclinic International Ltd	2,620	16,958
MMI Holdings Ltd	15,327	40,200
Mondi Ltd	4,228	45,997
Mr Price Group Ltd	1,970	32,909
MTN Group Ltd	22,984	483,090
Nampak Ltd	4,696	17,664
Naspers Ltd ‘N’	5,411	347,672
Nedbank Group Ltd	3,927	87,819
Netcare Ltd	22,886	53,043
Pick n Pay Stores Ltd	1,971	10,417
PPC Ltd	640	2,588
Sanlam Ltd	26,468	141,593
Sasol Ltd	1,209	52,488
Sasol Ltd ADR	5,366	232,294
Shoprite Holdings Ltd	6,798	165,222
Standard Bank Group Ltd	16,965	240,052
Steinhoff International Holdings Ltd *	27,465	89,764
The Foschini Group Ltd	4,177	69,558
The Spar Group Ltd	2,292	35,679
Tiger Brands Ltd	2,572	99,036
Truworths International Ltd	6,686	86,673
Vodacom Group Ltd	4,355	64,463
Woolworths Holdings Ltd	7,243	60,835

		4,042,749

South Korea - 14.8%

Amorepacific Corp	28	31,833
BS Financial Group Inc *	1,610	20,004
Cheil Industries Inc	540	47,788

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-66

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Cheil Worldwide Inc	760	$15,337
CJ CheilJedang Corp	236	78,386
Coway Co Ltd *	1,260	51,403
Daelim Industrial Co Ltd	470	38,611
Daewoo International Corp	650	24,220
Daewoo Securities Co Ltd	3,091	35,062
Daewoo Shipbuilding & Marine Engineering Co Ltd	1,510	38,741
Dongbu Insurance Co Ltd	1,180	50,798
Doosan Corp	175	21,232
Doosan Heavy Industries & Construction Co Ltd	682	28,923
Doosan Infracore Co Ltd *	1,790	28,664
E-Mart Co Ltd *	206	45,838
GS Engineering & Construction Corp	488	26,403
GS Holdings	712	48,218
Hana Financial Group Inc	2,850	93,171
Hankook Tire Co Ltd *	1,286	56,829
Hanwha Chemical Corp	1,080	18,661
Hanwha Corp	1,700	54,685
Hanwha Life Insurance Co Ltd	5,790	42,086
Honam Petrochemical Corp	244	56,549
Hyundai Department Store Co Ltd	294	43,806
Hyundai Engineering & Construction Co Ltd	436	28,721
Hyundai Glovis Co Ltd	175	36,422
Hyundai Heavy Industries Co Ltd	604	137,816
Hyundai Hysco	1,220	52,122
Hyundai Marine & Fire Insurance Co Ltd	1,790	55,880
Hyundai Merchant Marine Co Ltd *	220	4,873
Hyundai Mipo Dockyard	263	31,577
Hyundai Mobis	912	247,359
Hyundai Motor Co	1,890	389,010
Hyundai Steel Co	734	60,666
Hyundai Wia Corp *	198	32,270
Industrial Bank of Korea	2,980	33,193
Kangwon Land Inc	1,080	29,653
KB Financial Group Inc	1,770	63,154
KB Financial Group Inc ADR *	3,700	132,830
KCC Corp	151	42,067
Kia Motors Corp	3,622	192,731
Korea Electric Power Corp ADR *	5,300	74,041
Korea Exchange Bank *	3,170	22,681
Korea Gas Corp	550	38,811
Korea Zinc Co Ltd	171	65,179
Korean Air Lines Co Ltd *	518	22,017
KT Corp ADR *	100	1,674
KT&G Corp	1,422	107,840
Kumho Petro Chemical Co Ltd	349	42,998
LG Chem Ltd	717	222,913
LG Corp	1,093	66,992
LG Display Co Ltd *	2,120	61,271
LG Display Co Ltd ADR *	3,700	53,576
LG Electronics Inc	2,069	142,947
LG Household & Health Care Ltd	101	62,146
LG Uplus Corp	2,390	17,451
Lotte Confectionery Co Ltd	32	48,885
Lotte Shopping Co Ltd	119	42,023
LS Corp	365	32,340
Macquarie Korea Infrastructure Fund	1,290	8,249
Mando Corp	157	18,955
NCSoft Corp	291	41,214
Neo Holdings Co Ltd * +	175	-
NHN Corp *	433	92,328
OCI Co Ltd	339	52,752
Orion Corp	48	49,363
POSCO	172	56,239
POSCO ADR	2,696	221,476
S-Oil Corp	399	39,060
Samsung C&T Corp	1,942	114,353
Samsung Electro-Mechanics Co Ltd	648	60,410

	Shares	Value
Samsung Electronics Co Ltd	1,351	$1,933,585
Samsung Engineering Co Ltd	386	60,156
Samsung Fire & Marine Insurance Co Ltd	425	86,645
Samsung Heavy Industries Co Ltd	2,510	91,341
Samsung Life Insurance Co Ltd	950	83,983
Samsung SDI Co Ltd	434	61,357
Samsung Securities Co Ltd	1,636	82,283
Samsung Techwin Co Ltd	505	28,301
Shinhan Financial Group Co Ltd	1,290	46,923
Shinhan Financial Group Co Ltd ADR *	4,200	153,888
Shinsegae Co Ltd	36	7,371
SK C&C Co Ltd	172	16,637
SK Holdings Co Ltd	452	75,754
SK Hynix Inc *	8,000	194,089
SK Innovation Co Ltd	698	114,511
SK Telecom Co Ltd ADR	3,000	47,490
Woori Finance Holdings Co Ltd	5,310	58,970
Woori Investment & Securities Co Ltd	1,550	17,349

		7,608,409

Taiwan - 11.4%

Acer Inc *	36,156	31,539
Advanced Semiconductor Engineering Inc ADR	12,085	51,724
Asia Cement Corp	39,009	50,358
Asustek Computer Inc	8,667	97,866
AU Optronics Corp ADR *	16,068	72,306
Catcher Technology Co Ltd	9,000	45,044
Cathay Financial Holding Co Ltd	124,769	135,555
Chang Hwa Commercial Bank	90,000	49,635
Cheng Shin Rubber Industry Co Ltd	38,416	100,006
China Airlines Ltd *	38,436	15,905
China Development Financial Holding Corp *	144,834	38,544
China Life Insurance Co Ltd *	28,196	25,867
China Petrochemical Development Corp	18,095	11,282
China Steel Corp	153,754	145,149
Chinatrust Financial Holding Co Ltd	127,489	75,586
Chunghwa Telecom Co Ltd ADR	4,506	145,724
Compal Electronics Inc	45,092	30,511
Delta Electronics Inc	22,000	81,175
E.Sun Financial Holding Co Ltd	83,437	46,847
Epistar Corp	8,000	14,622
Eva Airways Corp *	13,000	7,619
Evergreen Marine Corp Taiwan Ltd *	35,000	20,979
Far Eastern Department Stores Co Ltd	19,760	20,571
Far Eastern New Century Corp	46,572	53,500
Far EasTone Telecommunications Co Ltd	20,000	51,101
First Financial Holding Co Ltd	123,814	75,749
Formosa Chemicals & Fibre Corp	43,540	112,859
Formosa Petrochemical Corp	13,000	38,633
Formosa Plastics Corp	60,820	165,280
Foxconn Technology Co Ltd	8,820	27,774
Fubon Financial Holding Co Ltd	61,343	74,459
Giant Manufacturing Co Ltd	6,000	34,514
Hiwin Technologies Corp	4,200	31,141
Hon Hai Precision Industry Co Ltd	137,365	423,454
Hotai Motor Co Ltd	5,000	40,314
HTC Corp	11,572	120,097
Hua Nan Financial Holdings Co Ltd	107,803	62,541
InnoLux Corp *	57,510	31,156
Largan Precision Co Ltd	2,000	54,231
Lite-On Technology Corp	55,087	73,330
Macronix International	24,911	7,479
MediaTek Inc	17,020	190,389
Mega Financial Holding Co Ltd	157,081	122,788
Nan Ya Plastics Corp	75,410	146,036
Novatek Microelectronics Corp	6,000	24,637
Pegatron Corp *	20,090	26,138
Pou Chen Corp	24,000	25,280

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-67

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Powertech Technology Inc	13,300	$21,826
President Chain Store Corp	13,000	69,727
Quanta Computer Inc	27,000	63,829
Radiant Opto-Electronics Corp	11,330	46,985
Realtek Semiconductor Corp	30,000	63,440
Ruentex Development Co Ltd	12,000	24,828
Ruentex Industries Ltd	3,438	8,564
Shin Kong Financial Holding Co Ltd *	84,000	23,799
Siliconware Precision Industries Co	31,000	33,178
Simplo Technology Co Ltd	15,000	75,765
SinoPac Financial Holdings Co Ltd	112,975	48,710
Synnex Technology International Corp	21,000	39,018
Taishin Financial Holding Co Ltd	50,130	19,962
Taiwan Business Bank *	134,160	40,515
Taiwan Cement Corp	41,693	55,952
Taiwan Cooperative Financial Holding	50,001	28,243
Taiwan Fertilizer Co Ltd	11,000	29,235
Taiwan Glass Industry Corp	9,471	9,839
Taiwan Mobile Co Ltd	23,400	86,458
Taiwan Semiconductor Manufacturing Co Ltd	338,779	1,133,864
Teco Electric & Machinery Co Ltd	69,000	53,013
Tripod Technology Corp	10,000	21,584
TSRC Corp	9,000	18,310
Uni-President Enterprises Corp	50,797	93,440
Unimicron Technology Corp	59,000	62,915
United Microelectronics Corp	317,000	128,241
Walsin Lihwa Corp *	67,000	22,975
Wintek Corp *	14,299	7,653
Wistron Corp	30,104	31,366
WPG Holdings Ltd	44,000	57,883
Yuanta Financial Holding Co Ltd	123,210	63,753
Yulon Motor Co Ltd	25,000	48,122

		5,860,286

Thailand - 2.7%

Advanced Info Service PCL	11,600	79,795
Bangkok Bank PCL NVDR	10,100	64,836
Bangkok Dusit Medical Services PCL ‘F’	9,700	36,163
Bank of Ayudhya PCL	34,200	36,529
Banpu PCL	1,150	15,181
BEC World PCL	2,000	4,675
Big C Supercenter PCL	9,100	61,714
Charoen Pokphand Foods PCL	36,400	40,354
CP ALL PCL	75,600	113,413
IRPC PCL	203,300	27,747
Kasikornbank PCL	19,000	120,634
Krung Thai Bank PCL	102,375	67,292
Land and Houses PCL NVDR	52,900	16,921
PTT Exploration & Production PCL	22,241	119,493
PTT Global Chemical PCL	33,800	78,305
PTT PCL	14,500	158,108
Siam Cement PCL NVDR	5,300	76,495
Siam City Cement PCL	100	1,380
Siam Commercial Bank PCL	14,900	88,440
Thai Oil PCL	18,400	40,951
Thai Union Frozen Products PCL	10,400	24,554
TMB Bank PCL	327,600	20,032
Total Access Communication PCL	10,500	30,506
True Corp PCL *	249,700	44,584

		1,368,102

Turkey - 1.9%

Akbank TAS	31,155	154,048
Anadolu Efes Biracilik Ve Malt Sanayii AS	3,568	51,493
Arcelik AS	5,881	38,711
BIM Birlesik Magazalar AS	1,514	74,164
Enka Insaat ve Sanayi AS	2,147	6,390
Eregli Demir ve Celik Fabrikalari TAS	14,794	20,379
KOC Holding AS	10,429	54,257

	Shares	Value
Tupras Turkiye Petrol Rafinerileri AS	2,068	$59,828
Turk Hava Yollari *	15,721	55,319
Turk Telekomunikasyon AS	10,513	40,843
Turkcell Iletisim Hizmetleri AS ADR *	4,700	75,858
Turkiye Garanti Bankasi AS	29,338	152,629
Turkiye Halk Bankasi AS	3,821	37,613
Turkiye Is Bankasi ‘C’	20,672	71,851
Turkiye Vakiflar Bankasi Tao ‘D’	14,891	38,612
Yapi ve Kredi Bankasi AS *	22,801	66,656

		998,651

United Kingdom - 0.1%

Mail.ru Group Ltd GDR (LI) ~	1,351	46,897

Total Common Stocks (Cost $40,359,613)		47,858,109

TOTAL INVESTMENTS - 99.7% (Cost $43,849,941)		51,319,004

OTHER ASSETS & LIABILITIES, NET - 0.3%		133,586

NET ASSETS - 100.0%		$51,452,590

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Financials	24.8%
Information Technology	13.4%
Materials	12.8%
Energy	11.9%
Consumer Staples	9.3%
Consumer Discretionary	8.2%
Industrials	7.1%
Telecommunication Services	7.1%
Utilities	3.6%
Health Care	1.5%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	As of December 31, 2012, the portfolio was diversified by country of incorporation as a percentage of net assets as follows:

South Korea	14.8%
Brazil	13.3%
Taiwan	11.4%
China	9.1%
South Africa	7.8%
India	7.6%
Mexico	5.9%
Russia	4.5%
Malaysia	4.1%
Hong Kong	3.3%
Indonesia	3.1%
Others (each less than 3.0%)	14.8%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-68

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks
	Brazil	$3,407,631	$2,806,277	$601,354	$-
	Colombia	53,264	53,264	-	-

		3,460,895	2,859,541	601,354	-
	Common Stocks
	Bermuda	455,841	178,429	277,412	-
	Brazil	3,474,180	1,557,842	1,916,338	-
	Cayman	1,336,497	-	1,336,497	-
	Chile	1,080,200	516,232	563,968	-
	China	4,666,725	768,536	3,898,189	-
	Colombia	236,259	177,101	59,158	-
	Czech Republic	188,442	-	188,442	-
	Egypt	132,798	-	132,798	-
	Hong Kong	1,683,115	974,142	708,973	-
	Hungary	144,708	-	144,708	-
	India	3,915,712	634,306	3,281,406	-
	Indonesia	1,576,723	114,545	1,462,178	-
	Luxembourg	19,321	-	19,321	-
	Malaysia	2,129,057	-	2,129,057	-
	Mexico	3,055,813	3,055,813	-	-
	Netherlands	21,137	-	21,137	-
	Peru	98,791	98,791	-	-
	Philippines	580,714	-	580,714	-
	Poland	831,744	-	831,744	-
	Russia	2,305,238	125,729	2,179,509	-
	South Africa	4,042,749	587,593	3,455,156	-
	South Korea	7,608,409	684,975	6,923,434	-
	Taiwan	5,860,286	269,754	5,590,532	-
	Thailand	1,368,102	-	1,368,102	-
	Turkey	998,651	75,858	922,793	-
	United Kingdom	46,897	-	46,897	-

		47,858,109	9,819,646	38,038,463	-

	Total	$51,319,004	$12,679,187	$38,639,817	$-

During the year ended December 31, 2012, investments with a total aggregate value of $2,355,852 were transferred from level 1 to level 2 due to valuation adjustments made to exchange-traded prices as a result of market movements following the close of local trading.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-69

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
RIGHTS - 0.0%

Singapore - 0.0%

Olam International Ltd Exp. 02/14/13 * +	5,634	$-

Spain - 0.0%

Grifols SA Exp. 01/02/13 *	2,817	3,551
Repsol SA Exp. 02/21/13 *	6,507	3,968

		7,519

Total Rights (Cost $6,277)		7,519

PREFERRED STOCKS - 0.0%

Germany - 0.0%

Porsche Automobil Holding SE	364	29,661

Total Preferred Stocks (Cost $22,181)		29,661

COMMON STOCKS - 99.1%

Australia - 7.7%

Adelaide Brighton Ltd	2,560	8,399
AGL Energy Ltd	8,058	129,401
ALS Ltd	4,800	54,562
Alumina Ltd ADR	4,800	18,528
Amcor Ltd	17,972	151,969
AMP Ltd	39,119	198,839
Ansell Ltd	3,557	57,005
APA Group	6,221	35,909
Asciano Ltd	13,837	67,622
ASX Ltd	2,531	82,573
Atlas Iron Ltd	8,247	15,723
Aurizon Holdings Ltd	25,016	98,248
Australia & New Zealand Banking Group Ltd	38,975	1,020,400
Australian Infrastructure Fund	4,334	14,026
Bank of Queensland Ltd	5,274	40,488
Bendigo and Adelaide Bank Ltd	5,226	46,598
BHP Billiton Ltd ADR	23,501	1,843,418
Boral Ltd	16,558	76,162
Brambles Ltd	20,138	160,261
Caltex Australia Ltd	1,123	22,633
carsales.com Ltd	4,885	37,522
Challenger Ltd	4,422	16,503
Coca-Cola Amatil Ltd	7,742	108,848
Cochlear Ltd	610	50,465
Commonwealth Bank of Australia	22,710	1,475,182
Computershare Ltd	8,854	83,373
Crown Ltd	4,092	45,584
CSL Ltd	6,940	392,055
Downer EDI Ltd *	9,372	40,340
DUET Group	20,610	44,786
Echo Entertainment Group Ltd	8,968	32,337
Flight Centre Ltd	1,911	54,194
Fortescue Metals Group Ltd	19,802	98,244
GrainCorp Ltd ‘A’	2,443	31,486
Harvey Norman Holdings Ltd	7,845	15,586
Iluka Resources Ltd	5,605	54,317
Incitec Pivot Ltd	24,011	81,595
Insurance Australia Group Ltd	30,184	148,443
Leighton Holdings Ltd	1,306	24,571
Lend Lease Group	6,871	66,940

	Shares	Value
Macquarie Group Ltd	4,437	$165,014
Metcash Ltd	14,229	49,552
Mineral Resources Ltd	2,018	20,816
Monadelphous Group Ltd	628	16,107
National Australia Bank Ltd	32,442	848,449
New Hope Corp Ltd	4,341	19,011
Newcrest Mining Ltd	7,988	186,496
Orica Ltd	4,410	115,968
Origin Energy Ltd	16,016	195,999
OZ Minerals Ltd	2,731	19,446
PanAust Ltd	5,908	20,919
Primary Health Care Ltd	3,958	16,539
Qantas Airways Ltd *	14,454	22,726
QBE Insurance Group Ltd	18,081	206,948
Ramsay Health Care Ltd	1,365	38,780
Regis Resources Ltd *	9,382	50,645
Rio Tinto Ltd	6,592	458,829
Santos Ltd	13,904	162,837
Seek Ltd	4,733	34,882
Shopping Centres Australasia Property Group REIT *	3,415	5,319
Sims Metal Management Ltd ADR	1,200	11,832
Sonic Healthcare Ltd	6,663	93,042
SP AusNet	14,345	16,476
Spark Infrastructure Group	12,774	22,358
Suncorp Group Ltd	17,606	187,186
Sydney Airport	2,779	9,808
Tabcorp Holdings Ltd	12,038	38,472
Tatts Group Ltd	22,316	70,264
Telstra Corp Ltd	60,977	277,781
Toll Holdings Ltd	9,685	46,364
Transurban Group	18,144	115,235
Treasury Wine Estates Ltd	6,471	31,868
UGL Ltd	1,497	17,025
Wesfarmers Ltd	14,207	548,224
Westpac Banking Corp	19,227	525,636
Westpac Banking Corp ADR	4,800	661,968
Whitehaven Coal Ltd	2,727	10,084
Woodside Petroleum Ltd	10,064	358,675
Woolworths Ltd	17,519	535,452
WorleyParsons Ltd	3,138	77,412

		13,355,579

Austria - 0.3%

Andritz AG	804	51,656
Erste Group Bank AG *	2,763	88,348
IMMOFINANZ AG *	18,349	77,356
OMV AG	1,646	59,770
Raiffeisen Bank International AG	893	37,328
Telekom Austria AG	2,991	22,634
Verbund AG	352	8,718
Vienna Insurance Group AG	926	49,674
Voestalpine AG	1,616	59,423

		454,907

Belgium - 1.0%

Ageas	4,360	130,084
Anheuser-Busch InBev NV	1,314	114,829
Anheuser-Busch InBev NV ADR	9,999	874,012
Belgacom SA	2,231	65,762
Colruyt SA	935	46,424
Delhaize Group SA	473	18,946
Delhaize Group SA ADR	749	30,372
KBC Groep NV	2,290	79,709
Solvay SA	879	126,533
Telenet Group Holding NV	849	39,448
UCB SA	1,905	109,593
Umicore SA	1,982	109,289

		1,745,001

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-70

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Bermuda - 0.5%

Biosensors International Group Ltd *	13,000	$12,925
Cheung Kong Infrastructure Holdings Ltd	5,000	30,715
Esprit Holdings Ltd	29,079	40,734
First Pacific Co Ltd	20,000	22,159
Golar LNG Ltd (NOTC)	834	30,675
Hongkong Land Holdings Ltd	19,000	133,623
Kerry Properties Ltd	7,000	36,516
Li & Fung Ltd	84,000	151,347
Noble Group Ltd	56,000	54,001
NWS Holdings Ltd	12,000	20,482
Orient Overseas International Ltd	3,500	23,068
Seadrill Ltd	5,495	202,514
Shangri-La Asia Ltd (XHKG)	28,666	57,762
VTech Holdings Ltd	2,200	24,719
Yue Yuen Industrial Holdings Ltd	9,000	30,383

		871,623

Canada - 10.7%

Agnico-Eagle Mines Ltd (TSE)	2,500	131,019
Agrium Inc (TSE)	2,451	244,287
Aimia Inc	3,814	57,016
Alamos Gold Inc	2,400	42,103
Alimentation Couche Tard Inc ‘B’	1,500	73,786
AltaGas Ltd	1,600	53,998
ARC Resources Ltd	3,678	90,369
Atco Ltd ‘I’	300	24,345
AuRico Gold Inc (TSE) *	2,600	21,407
Bank of Montreal	9,182	561,887
Bank of Nova Scotia	17,470	1,009,266
Barrick Gold Corp (TSE)	14,145	495,153
Baytex Energy Corp	1,147	49,434
BCE Inc	3,250	139,286
Bell Aliant Inc	1,465	38,764
Bombardier Inc ‘B’	20,500	77,491
Bonavista Energy Corp	3,500	52,146
Brookfield Asset Management Inc ‘A’	8,200	300,400
Brookfield Office Properties Inc (TSE)	4,700	80,137
CAE Inc	5,800	58,717
Cameco Corp	6,948	136,898
Canadian Imperial Bank of Commerce	6,037	485,351
Canadian National Railway Co (TSE)	6,206	563,575
Canadian Natural Resources Ltd (TSE)	15,801	454,952
Canadian Oil Sands Ltd	7,419	150,439
Canadian Pacific Railway Ltd	2,300	233,307
Canadian Tire Corp Ltd ‘A’	800	55,800
Canadian Utilities Ltd ‘A’	1,000	72,323
Canadian Western Bank	700	20,014
Catamaran Corp *	2,600	122,276
Cenovus Energy Inc (TSE)	10,684	357,565
Centerra Gold Inc	1,100	10,296
CGI Group Inc ‘A’ *	3,600	83,024
CI Financial Corp	2,900	72,682
Constellation Software Inc	300	36,189
Crescent Point Energy Corp	4,707	178,021
Dollarama Inc	700	41,499
Eldorado Gold Corp	8,749	112,584
Empire Co Ltd ‘A’	800	47,411
Enbridge Inc	11,300	488,716
Encana Corp (TSE)	10,648	210,455
Enerplus Corp	1,296	16,807
Ensign Energy Services Inc	2,900	44,811
Fairfax Financial Holdings Ltd	248	89,394
Finning International Inc	1,800	44,462
First Capital Realty Inc	2,400	45,409
First Majestic Silver Corp *	1,600	32,267
First Quantum Minerals Ltd	7,200	158,593
Fortis Inc	3,000	103,207
Franco-Nevada Corp	350	19,979

	Shares	Value
George Weston Ltd	700	$49,740
Gibson Energy Inc	1,700	41,103
Gildan Activewear Inc	1,400	51,133
Goldcorp Inc (TSE)	12,030	442,281
Great-West Lifeco Inc	5,200	127,295
Husky Energy Inc	5,156	152,394
IAMGOLD Corp (TSE)	5,000	57,253
IGM Financial Inc	1,200	50,186
Imperial Oil Ltd	4,851	208,434
Industrial Alliance Insurance & Financial Services Inc	900	28,392
Inmet Mining Corp	367	27,306
Intact Financial Corp	1,750	113,951
Keyera Corp	900	44,543
Kinross Gold Corp	15,359	149,158
Loblaw Cos Ltd	2,200	92,738
Lundin Mining Corp *	6,500	33,457
Magna International Inc	3,200	159,823
Manulife Financial Corp	27,476	373,179
MEG Energy Corp *	2,100	64,265
Methanex Corp (TSE)	1,400	44,588
Metro Inc	1,400	89,134
National Bank of Canada	2,200	170,833
New Gold Inc *	6,100	67,519
Nexen Inc	7,766	207,442
Onex Corp	1,600	67,349
Open Text Corp *	600	33,556
Osisko Mining Corp *	7,100	57,103
Pacific Rubiales Energy Corp	3,450	80,154
Pan American Silver Corp	3,400	63,714
Paramount Resources Ltd ‘A’ *	200	6,434
Pembina Pipeline Corp (NYSE)	1,701	48,717
Pembina Pipeline Corp (TSE)	2,915	83,403
Pengrowth Energy Corp	9,300	46,280
Penn West Petroleum Ltd	7,139	77,512
Peyto Exploration & Development Corp	2,400	55,470
Potash Corp of Saskatchewan Inc (TSE)	12,151	494,493
Precision Drilling Corp	2,800	23,139
Progressive Waste Solutions Ltd	2,300	49,667
Quebecor Inc ‘B’	1,100	42,764
Research In Motion Ltd (TSE) *	4,057	48,128
Ritchie Bros Auctioneers Inc	804	16,772
Rogers Communications Inc ‘B’	5,500	249,703
Royal Bank of Canada	20,781	1,251,189
Saputo Inc	1,400	70,809
Shaw Communications Inc ‘B’	5,381	123,557
ShawCor Ltd ‘A’	1,100	43,118
Shoppers Drug Mart Corp	2,879	123,878
Silver Wheaton Corp (TSE)	5,700	205,491
SNC-Lavalin Group Inc	1,825	73,976
Sun Life Financial Inc	8,561	226,956
Suncor Energy Inc (TSE)	21,925	720,988
Talisman Energy Inc	13,660	154,494
Teck Resources Ltd ‘B’	8,150	296,192
TELUS Corp - Non-Voting Shares	2,400	156,059
The Jean Coutu Group PJC Inc ‘A’	3,100	45,283
The Toronto-Dominion Bank	13,435	1,131,243
Thomson Reuters Corp (TSE)	5,700	164,920
Tim Hortons Inc	2,100	103,089
Tourmaline Oil Corp *	1,800	56,514
TransAlta Corp	3,800	57,762
TransCanada Corp (TSE)	10,270	485,468
Trican Well Service Ltd	1,800	23,742
Trilogy Energy Corp	300	8,780
Turquoise Hill Resources Ltd (XTSE) *	6,580	50,274
Uranium One Inc *	6,200	14,648
Valeant Pharmaceuticals International Inc (TSE) *	4,000	238,625
Veresen Inc	2,500	29,733
Vermilion Energy Inc	1,433	74,870

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-71

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
West Fraser Timber Co Ltd	600	$42,254
Yamana Gold Inc	10,900	187,493

		18,641,227

Cayman - 0.2%

AAC Technologies Holdings Inc	14,000	49,320
ASM Pacific Technology Ltd	2,500	30,688
Foxconn International Holdings Ltd *	27,000	13,212
Lifestyle International Holdings Ltd	8,500	21,019
MGM China Holdings Ltd	21,200	38,796
Sands China Ltd	32,400	145,345
Stella International Holdings Ltd	2,000	5,422
Veripos Inc *	318	1,253
Wynn Macau Ltd *	16,800	46,300

		351,355

Cyprus - 0.0%

ProSafe SE	2,381	20,478

Denmark - 1.1%

A.P. Moller - Maersk AS ‘A’	8	56,970
A.P. Moller - Maersk AS ‘B’	18	137,780
Carlsberg AS ‘B’	1,388	136,461
Chr. Hansen Holding AS	1,134	36,972
Coloplast AS ‘B’	1,635	80,132
Danske Bank AS *	9,237	157,034
DSV AS	2,337	60,940
FLSmidth & Co AS	1,028	60,054
GN Store Nord AS	3,676	53,921
H Lundbeck AS	193	2,825
Jyske Bank AS *	263	7,339
Novo Nordisk AS ‘B’	2,505	409,116
Novo Nordisk AS ADR	3,237	528,311
Novozymes AS ‘B’	3,215	90,986
Pandora AS	612	13,485
TDC AS	7,713	54,660
Topdanmark AS *	155	33,254
Tryg AS	237	17,919
William Demant Holding AS *	289	24,803

		1,962,962

Finland - 0.6%

Elisa OYJ	1,458	32,581
Fortum OYJ	5,460	102,678
Kesko OYJ ‘B’	886	29,041
Kone OYJ ‘B’	1,825	135,137
Metso OYJ	1,470	64,037
Neste Oil OYJ	1,924	25,086
Nokia OYJ	25,194	99,078
Nokia OYJ ADR	19,600	77,420
Nokian Renkaat OYJ	1,166	46,918
Orion OYJ ‘A’	400	11,647
Orion OYJ ‘B’	905	26,599
Pohjola Bank PLC ‘A’	1,724	25,745
Sampo OYJ ‘A’	4,964	160,518
Stora Enso OYJ ‘R’	8,421	59,560
UPM-Kymmene OYJ	5,343	63,494
Wartsila OYJ Abp	2,439	107,875

		1,067,414

France - 8.0%

Accor SA	1,698	60,908
Aeroports de Paris	429	33,123
Air Liquide SA	4,573	573,073
Alcatel-Lucent *	26,368	35,212
Alcatel-Lucent ADR *	8,000	11,120
Alstom SA	3,380	138,502
Arkema SA	677	71,183
AtoS	1,082	77,098

	Shares	Value
AXA SA	23,917	$432,610
AXA SA ADR	2,200	40,084
BioMerieux	397	38,374
BNP Paribas SA	14,788	833,558
Bollore SA	70	23,773
Bouygues SA	2,949	86,956
Bureau Veritas SA	697	77,494
Cap Gemini SA	2,159	94,089
Carrefour SA	7,802	202,036
Casino Guichard Perrachon SA	644	61,949
Christian Dior SA	815	140,902
Cie de Saint-Gobain	4,950	211,804
Cie Generale d’Optique Essilor International SA	2,737	277,506
Cie Generale de Geophysique-Veritas *	1,488	44,846
Cie Generale de Geophysique-Veritas ADR *	1,300	39,676
Cie Generale des Etablissements Michelin	2,517	238,619
CNP Assurances	1,696	25,834
Credit Agricole SA *	11,109	90,195
Danone SA	7,977	527,037
Dassault Systemes SA	716	80,153
Edenred	2,872	89,311
Eiffage SA	228	10,352
Electricite de France SA	3,041	56,995
Euler Hermes SA	181	15,766
Eutelsat Communications SA	1,857	61,659
France Telecom SA	19,811	221,856
France Telecom SA ADR	5,000	55,250
GDF Suez	19,650	404,867
Groupe Eurotunnel SA	5,804	44,814
Hermes International	179	53,501
Iliad SA	314	54,050
Imerys SA	397	25,760
JCDecaux SA	767	18,511
L’Oreal SA	3,654	510,428
Lafarge SA	2,329	149,238
Lagardere SCA	2,244	76,194
Legrand SA	3,354	141,562
LVMH Moet Hennessy Louis Vuitton SA	3,706	690,603
Natixis	16,008	55,382
Pernod-Ricard SA	2,964	348,527
Peugeot SA *	494	3,662
PPR	1,084	202,039
Publicis Groupe SA	2,454	147,033
Remy Cointreau SA	189	20,662
Renault SA	3,215	177,378
Rexel SA	956	19,535
Safran SA	3,784	165,117
Sanofi	13,155	1,247,557
Sanofi ADR	7,424	351,749
Schneider Electric SA	7,921	590,776
SCOR SE	2,828	76,255
SEB SA	126	9,315
Societe BIC SA	302	36,051
Societe Generale SA *	9,224	346,954
Sodexo	1,471	123,263
Suez Environnement Co	2,691	32,447
Technip SA	1,500	172,694
Thales SA	962	33,210
Total SA	24,574	1,271,890
Total SA ADR	5,720	297,497
Valeo SA	1,356	68,758
Vallourec SA	1,352	70,556
Veolia Environnement SA	2,650	32,303
Veolia Environnement SA ADR	1,468	17,968
Vinci SA	6,508	309,731
Vivendi SA	18,950	426,748
Zodiac Aerospace	339	37,861

		13,941,349

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-72

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Germany - 7.4%

Adidas AG	2,930	$261,116
Allianz SE	6,559	908,662
Axel Springer AG	500	21,339
BASF SE	12,988	1,220,759
Bayer AG	11,848	1,125,116
Bayerische Motoren Werke AG	4,481	432,157
Beiersdorf AG	1,506	123,055
Bilfinger SE	810	78,255
Brenntag AG	743	97,614
Celesio AG	645	11,108
Commerzbank AG *	58,930	112,147
Continental AG	1,166	134,912
Daimler AG (XETR)	13,088	715,191
Deutsche Bank AG (NYSE)	4,451	197,135
Deutsche Bank AG (XETR)	9,200	400,821
Deutsche Boerse AG	2,956	180,422
Deutsche Lufthansa AG	2,294	43,119
Deutsche Post AG	11,888	260,672
Deutsche Telekom AG	31,209	354,573
Deutsche Telekom AG ADR	11,200	127,254
E.ON AG	26,207	488,042
Fielmann AG	308	29,677
Fraport AG Frankfurt Airport Services Worldwide	260	15,141
Fresenius Medical Care AG & Co KGaA	2,255	155,803
Fresenius Medical Care AG & Co KGaA ADR	2,000	68,600
Fresenius SE & Co KGaA	1,784	205,326
GEA Group AG	2,492	80,489
Hannover Rueckversicherung AG	877	68,261
HeidelbergCement AG	1,947	117,955
Henkel AG & Co KGaA	1,803	123,489
Hochtief AG *	592	34,398
Infineon Technologies AG	14,377	116,666
K+S AG	2,593	119,883
Kabel Deutschland Holding AG	1,321	98,782
Lanxess AG	1,155	101,012
Linde AG	2,587	451,145
MAN SE	803	85,864
Merck KGaA	908	119,800
Metro AG	2,643	73,268
MTU Aero Engines Holding AG	396	35,995
Muenchener Rueckversicherungs AG	2,525	453,348
Puma SE	40	11,873
Rhoen Klinikum AG	1,552	31,414
RWE AG	7,019	289,763
Salzgitter AG	284	14,799
SAP AG	6,877	550,893
SAP AG ADR	6,395	514,030
SGL Carbon SE	623	24,714
Siemens AG	6,139	667,245
Siemens AG ADR	5,113	559,720
Sky Deutschland AG *	1,760	9,605
Software AG	714	30,329
Suedzucker AG	534	21,851
Symrise AG	2,124	76,045
ThyssenKrupp AG	4,670	109,728
United Internet AG	2,231	48,156
Volkswagen AG	451	96,889
Wacker Chemie AG	156	10,221

		12,915,646

Greece - 0.0%

Coca Cola Hellenic Bottling Co SA *	2,142	50,675
Coca Cola Hellenic Bottling Co SA ADR *	543	12,798

		63,473

	Shares	Value
Hong Kong - 2.3%

AIA Group Ltd	143,000	$569,918
Bank of East Asia Ltd	20,000	77,678
BOC Holdings Ltd	61,000	191,374
Cathay Pacific Airways Ltd	18,000	33,464
Cheung Kong Holdings Ltd	20,000	309,577
CLP Holdings Ltd	25,000	210,417
Galaxy Entertainment Group Ltd *	17,000	67,699
Hang Lung Group Ltd	17,000	97,391
Hang Lung Properties Ltd	31,000	124,295
Hang Seng Bank Ltd	10,700	165,297
Henderson Land Development Co Ltd	14,000	99,729
Hong Kong & China Gas Co Ltd	83,003	227,643
Hong Kong Exchanges & Clearing Ltd	14,300	246,353
Hopewell Holdings Ltd	4,500	19,458
Hutchison Whampoa Ltd	30,000	318,249
Hysan Development Co Ltd	13,000	62,953
MTR Corp Ltd	18,002	71,261
New World Development Co Ltd	49,000	77,028
PCCW Ltd	60,000	26,505
Power Assets Holdings Ltd	23,000	197,410
Sino Land Co Ltd	48,400	87,153
SJM Holdings Ltd	32,000	75,304
Sun Hung Kai Properties Ltd	23,492	355,789
Swire Properties Ltd	13,800	46,408
Techtronic Industries Co	11,500	22,073
Television Broadcasts Ltd	3,000	22,519
Wharf Holdings Ltd	22,000	174,215
Wheelock & Co Ltd	11,000	55,835
Wing Hang Bank Ltd	5,500	57,980

		4,090,975

Ireland - 0.3%

CRH PLC	1,776	36,854
CRH PLC ADR	6,600	134,244
Dragon Oil PLC	2,170	19,860
Elan Corp PLC *	6,738	69,586
James Hardie Industries PLC	8,726	84,417
Kerry Group PLC ‘A’	1,729	91,777
Paddy Power PLC	520	42,861
Prothena Corp PLC *	164	1,205
The Governor & Co of the Bank of Ireland Group *	138,822	20,754

		501,558

Israel - 0.4%

Bank Hapoalim BM *	11,935	51,345
Bank Leumi Le-Israel BM *	13,343	45,626
Bezeq The Israeli Telecommunication Corp Ltd	24,671	28,491
Israel Chemicals Ltd	5,804	69,970
Mellanox Technologies Ltd *	374	22,513
Mizrahi Tefahot Bank Ltd *	1,124	11,612
NICE Systems Ltd ADR *	800	26,784
Teva Pharmaceutical Industries Ltd ADR	13,926	519,997

		776,338

Italy - 1.9%

Assicurazioni Generali SPA	15,842	288,970
Atlantia SPA	5,783	104,886
Autogrill SPA	2,362	27,597
Banca Monte dei Paschi di Siena SPA *	29,374	9,071
Banco Popolare SCARL *	8,388	14,040
Davide Campari-Milano SPA	7,247	55,664
Enel Green Power SPA	18,054	33,765
Enel SPA	92,791	386,046
ENI SPA	27,073	667,879
ENI SPA ADR	4,742	233,022
Fiat Industrial SPA	10,888	119,381

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-73

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Fiat SPA *	15,939	$80,510
Finmeccanica SPA *	2,366	13,712
Intesa Sanpaolo SPA	144,057	249,219
Lottomatica Group SPA	1,730	39,369
Luxottica Group SPA ADR	1,300	53,755
Mediobanca SPA	3,553	22,008
Mediolanum SPA	2,708	13,786
Parmalat SPA	12,375	28,908
Pirelli & C SPA	2,205	25,298
Prysmian SPA	3,662	74,090
Saipem SPA	3,670	142,387
Snam SPA	22,266	103,538
Telecom Italia SPA	88,111	79,646
Telecom Italia SPA ADR	2,600	23,530
Terna Rete Elettrica Nazionale SPA	19,461	77,937
Tod’s SPA	214	27,285
UniCredit SPA *	58,689	289,812
Unione di Banche Italiane SCPA	8,378	39,078

		3,324,189

Japan - 18.3%

Advantest Corp	1,100	17,360
Advantest Corp ADR	429	6,915
Aeon Co Ltd	8,500	97,160
Aeon Mall Co Ltd	700	17,110
Air Water Inc	3,000	38,185
Aisin Seiki Co Ltd	2,400	74,850
Ajinomoto Co Inc	9,000	119,080
Alfresa Holdings Corp	400	15,631
All Nippon Airways Co Ltd	21,000	44,027
Amada Co Ltd	5,000	32,534
Anritsu Corp	4,000	47,531
Aozora Bank Ltd	14,000	43,017
Asahi Glass Co Ltd	17,000	123,511
Asahi Group Holdings Ltd	6,300	133,542
Asahi Kasei Corp	21,000	124,012
Asics Corp	1,200	18,282
Astellas Pharma Inc	6,100	274,020
Azbil Corp	800	16,128
Benesse Holdings Inc	1,200	49,738
Bridgestone Corp	8,900	230,698
Brother Industries Ltd	5,300	57,183
Calbee Inc	300	21,117
Canon Inc	7,500	294,166
Canon Inc ADR	8,890	348,577
Casio Computer Co Ltd	6,200	54,369
Central Japan Railway Co	2,000	162,271
Chiyoda Corp	2,000	28,638
Chubu Electric Power Co Inc	9,400	125,427
Chugai Pharmaceutical Co Ltd	2,700	51,746
Citizen Holdings Co Ltd	2,800	14,801
Coca-Cola West Co Ltd	2,500	38,491
Cosmo Oil Co Ltd	12,000	26,632
Dai Nippon Printing Co Ltd	8,000	62,694
Daicel Corp	2,000	13,233
Daido Steel Co Ltd	7,000	35,136
Daihatsu Motor Co Ltd	3,000	59,339
Daiichi Sankyo Co Ltd	10,600	162,599
Daikin Industries Ltd	3,700	127,134
Dainippon Sumitomo Pharma Co Ltd	1,700	20,424
Daito Trust Construction Co Ltd	1,200	112,923
Daiwa House Industry Co Ltd	8,000	137,654
Daiwa Securities Group Inc	25,000	139,242
Dena Co Ltd	1,100	36,169
Denki Kagaku Kogyo KK	3,000	10,268
Denso Corp	6,900	240,085
Dentsu Inc	3,200	85,958
DIC Corp	4,000	7,416
Disco Corp	300	15,532
Don Quijote Co Ltd	900	32,971

	Shares	Value
Dowa Holdings Co Ltd	4,000	$25,913
East Japan Railway Co	4,600	297,419
Ebara Corp	3,000	12,611
Eisai Co Ltd	3,600	150,315
Electric Power Development Co Ltd	1,400	33,188
FamilyMart Co Ltd	900	37,048
FANUC Corp	2,700	502,102
Fast Retailing Co Ltd	700	177,781
Fuji Electric Co Ltd	7,000	17,269
Fuji Heavy Industries Ltd	9,000	113,321
FUJIFILM Holdings Corp	6,300	126,892
Fujitsu Ltd	27,000	113,364
Fukuoka Financial Group Inc	13,000	52,032
Furukawa Electric Co Ltd *	5,000	11,234
Glory Ltd	1,300	30,114
Gree Inc	2,000	31,009
GS Yuasa Corp	3,000	12,075
Hakuhodo DY Holdings Inc	420	27,187
Hamamatsu Photonics KK	800	28,862
Hankyu Hanshin Holdings Inc	9,000	46,463
Hino Motors Ltd	6,000	53,804
Hirose Electric Co Ltd	400	47,890
Hisamitsu Pharmaceutical Co Inc	800	39,666
Hitachi Chemical Co Ltd	800	11,924
Hitachi Construction Machinery Co Ltd	800	16,794
Hitachi High-Technologies Corp	1,400	28,964
Hitachi Ltd	34,000	200,094
Hitachi Ltd ADR	3,200	188,576
Hitachi Metals Ltd	1,000	8,457
Hitachi Transport System Ltd	700	10,173
Hokkaido Electric Power Co Inc	3,000	36,429
Hokuhoku Financial Group Inc	14,000	20,709
Hokuriku Electric Power Co	3,100	36,651
Honda Motor Co Ltd	13,700	504,960
Honda Motor Co Ltd ADR	9,500	350,930
House Foods Corp	900	13,568
HOYA Corp	5,850	115,180
Ibiden Co Ltd	1,100	17,559
Idemitsu Kosan Co Ltd	500	43,548
IHI Corp	8,000	20,563
Inpex Corp	32	170,779
Isetan Mitsukoshi Holdings Ltd	3,800	36,986
Isuzu Motors Ltd	17,000	101,266
ITOCHU Corp	20,600	217,451
Itochu Techno-Solutions Corp	1,100	45,329
Izumi Co Ltd	600	12,653
J Front Retailing Co Ltd	6,000	33,080
Japan Exchange Group Inc	100	4,992
Japan Tobacco Inc	13,100	369,311
JFE Holdings Inc	7,900	148,937
JGC Corp	4,000	124,609
JSR Corp	2,700	51,008
JTEKT Corp	1,300	12,398
Jupiter Telecommunications Co Ltd	2	2,484
JX Holdings Inc	34,000	191,496
K’s Holdings Corp	400	10,152
Kagome Co Ltd	1,300	24,816
Kajima Corp	18,333	60,550
Kakaku.com Inc	1,200	39,515
Kamigumi Co Ltd	2,000	15,877
Kaneka Corp	2,000	10,059
Kansai Paint Co Ltd	4,000	43,081
Kao Corp	7,000	182,381
Kawasaki Heavy Industries Ltd	23,000	62,504
Kawasaki Kisen Kaisha Ltd *	5,000	7,646
KDDI Corp	4,100	289,604
Keihan Electric Railway Co Ltd	11,000	49,803
Keikyu Corp	8,000	70,803
Keio Corp	5,000	37,281
Keisei Electric Railway Co Ltd	6,000	50,647

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-74

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Kewpie Corp	700	$9,661
Keyence Corp	740	204,233
Kikkoman Corp	2,000	28,570
Kintetsu Corp	19,000	77,727
Kirin Holdings Co Ltd	13,000	152,755
Kobayashi Pharmaceutical Co Ltd	700	33,241
Kobe Steel Ltd *	26,000	33,199
Koito Manufacturing Co Ltd	2,000	29,165
Komatsu Ltd	12,500	319,868
Konami Corp	900	20,235
Konami Corp ADR	721	16,165
Konica Minolta Holdings Inc	6,000	43,227
Kubota Corp	8,000	91,883
Kubota Corp ADR	1,400	80,668
Kuraray Co Ltd	3,700	48,442
Kurita Water Industries Ltd	1,500	32,956
Kyocera Corp	1,600	145,090
Kyocera Corp ADR	673	61,479
Kyowa Hakko Kirin Co Ltd	4,000	39,502
Kyushu Electric Power Co Inc	4,900	55,935
Lawson Inc	1,100	74,771
Lion Corp	7,000	35,497
LIXIL Group Corp	4,200	93,530
Makita Corp	1,600	74,420
Makita Corp ADR	200	9,290
Marubeni Corp	26,000	186,318
Marui Group Co Ltd	1,600	12,803
Mazda Motor Corp *	42,000	85,765
McDonald’s Holdings Co Japan Ltd	800	21,103
MEDIPAL Holdings Corp	4,000	44,073
MEIJI Holdings Co Ltd	1,100	47,677
Minebea Co Ltd	3,000	10,677
Miraca Holdings Inc	400	16,106
MISUMI Group Inc	1,200	32,566
Mitsubishi Chemical Holdings Corp	19,000	94,776
Mitsubishi Corp	19,800	380,590
Mitsubishi Electric Corp	26,000	221,298
Mitsubishi Estate Co Ltd	16,000	382,501
Mitsubishi Gas Chemical Co Inc	5,000	30,636
Mitsubishi Heavy Industries Ltd	45,000	217,611
Mitsubishi Logistics Corp	3,000	43,033
Mitsubishi Materials Corp	16,000	54,537
Mitsubishi Motors Corp *	40,000	41,347
Mitsubishi Tanabe Pharma Corp	3,100	40,419
Mitsubishi UFJ Financial Group Inc	120,300	647,351
Mitsubishi UFJ Financial Group Inc ADR	61,180	331,596
Mitsui & Co Ltd	17,000	254,325
Mitsui & Co Ltd ADR	300	90,150
Mitsui Chemicals Inc	11,000	28,732
Mitsui Fudosan Co Ltd	11,000	268,742
Mitsui Mining & Smelting Co Ltd	6,000	14,809
Mitsui OSK Lines Ltd	11,000	32,780
Mizuho Financial Group Inc	213,300	390,263
Mizuho Financial Group Inc ADR	50,432	184,581
MS&AD Insurance Group Holdings	7,800	155,832
Murata Manufacturing Co Ltd	3,200	188,732
Nabtesco Corp	1,100	24,343
Nagase & Co Ltd	2,000	22,144
Nagoya Railroad Co Ltd	8,000	21,304
Namco Bandai Holdings Inc	2,700	35,016
Nankai Electric Railway Co Ltd	6,000	27,105
NEC Corp *	39,000	82,121
NGK Insulators Ltd	4,000	47,042
NGK Spark Plug Co Ltd	2,000	26,579
NHK Spring Co Ltd	4,000	32,962
Nichirei Corp	9,000	47,014
Nidec Corp	600	35,085
Nidec Corp ADR	3,016	43,943
Nikon Corp	5,100	150,570
Nintendo Co Ltd	1,600	170,720

	Shares	Value
Nippon Electric Glass Co Ltd	3,000	$17,046
Nippon Express Co Ltd	17,000	70,217
Nippon Kayaku Co Ltd	3,000	33,055
Nippon Meat Packers Inc	3,000	41,302
Nippon Paint Co Ltd	2,000	17,191
Nippon Paper Group Inc	400	5,560
Nippon Shokubai Co Ltd	5,000	50,976
Nippon Steel & Sumitomo Metal Corp	111,630	274,586
Nippon Telegraph & Telephone Corp	4,000	168,025
Nippon Telegraph & Telephone Corp ADR	4,100	86,223
Nippon Yusen KK	18,000	42,363
Nishi-Nippon Railroad Co Ltd	5,000	19,797
Nissan Chemical Industries Ltd	4,000	47,366
Nissan Motor Co Ltd	33,300	316,065
Nisshin Seifun Group Inc	4,000	50,052
Nisshinbo Holdings Inc	4,000	33,848
Nissin Foods Holdings Co Ltd	1,000	37,918
Nitori Holdings Co Ltd	450	32,943
Nitto Denko Corp	2,100	103,321
NKSJ Holdings Inc	5,250	111,808
NOK Corp	2,000	30,984
Nomura Holdings Inc	30,700	181,261
Nomura Holdings Inc ADR	19,971	117,230
Nomura Real Estate Holdings Inc	2,000	38,154
Nomura Research Institute Ltd	1,400	28,980
NSK Ltd	3,000	21,379
NTT Data Corp	14	43,772
NTT DOCOMO Inc	134	192,444
NTT DOCOMO Inc ADR	8,600	123,926
Obayashi Corp	11,000	61,917
Obic Co Ltd	160	31,844
Odakyu Electric Railway Co Ltd	10,000	104,032
OJI Holdings Corp	14,000	48,347
Olympus Corp *	3,400	65,991
Omron Corp	2,300	55,149
Ono Pharmaceutical Co Ltd	800	40,825
Oracle Corp Japan	600	25,007
Oriental Land Co Ltd	600	72,503
Osaka Gas Co Ltd	27,000	98,070
Otsuka Corp	400	30,264
Otsuka Holdings Co Ltd	5,000	140,374
Panasonic Corp	18,300	111,191
Panasonic Corp ADR	13,000	78,910
Park24 Co Ltd	3,000	47,311
Rakuten Inc *	12,300	95,924
Renesas Electronics Corp *	1,200	4,250
Rengo Co Ltd	6,000	30,289
Resona Holdings Inc	26,800	121,506
Ricoh Co Ltd	11,000	116,864
Rinnai Corp	500	33,970
Rohm Co Ltd	1,900	61,724
Ryohin Keikaku Co Ltd	800	44,685
Sankyo Co Ltd	900	35,613
Sanrio Co Ltd	300	9,547
Santen Pharmaceutical Co Ltd	800	30,629
Sapporo Holdings Ltd	2,000	6,464
Sawai Pharmaceutical Co Ltd	200	20,062
SBI Holdings Inc	2,220	19,816
Secom Co Ltd	2,500	125,998
Sega Sammy Holdings Inc	3,100	52,358
Seiko Epson Corp	1,000	8,157
Sekisui Chemical Co Ltd	3,000	25,980
Sekisui House Ltd	10,000	109,460
Senshu Ikeda Holdings Inc	2,140	12,220
Seven & I Holdings Co Ltd	9,900	278,635
Sharp Corp	10,000	35,069
Shikoku Electric Power Co Inc	1,700	27,112
Shimadzu Corp	6,000	40,476
Shimamura Co Ltd	200	19,369
Shimano Inc	1,200	76,515

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-75

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Shimizu Corp	8,000	$30,087
Shin-Etsu Chemical Co Ltd	5,400	329,829
Shinsei Bank Ltd	30,000	60,070
Shionogi & Co Ltd	5,400	89,952
Shiseido Co Ltd	5,500	77,344
Showa Denko KK	29,000	44,343
Showa Shell Sekiyu KK	2,700	15,330
SMC Corp	900	163,272
Softbank Corp	12,400	453,738
Sojitz Corp	7,500	11,095
Sony Corp	5,300	59,304
Sony Corp ADR	8,700	97,440
Sony Financial Holdings Inc	3,700	66,556
Sotetsu Holdings Inc	8,000	27,883
Square Enix Holdings Co Ltd	1,700	21,481
Stanley Electric Co Ltd	2,400	34,163
Sugi Holdings Co Ltd	1,100	38,647
Sumco Corp *	4,900	47,672
Sumitomo Chemical Co Ltd	18,000	56,791
Sumitomo Corp	16,300	208,930
Sumitomo Electric Industries Ltd	10,000	115,722
Sumitomo Heavy Industries Ltd	11,000	52,538
Sumitomo Metal Mining Co Ltd	7,000	98,780
Sumitomo Mitsui Financial Group Inc	17,100	621,226
Sumitomo Mitsui Financial Group Inc ADR	6,000	44,040
Sumitomo Mitsui Trust Holdings Inc	39,000	137,025
Sumitomo Realty & Development Co Ltd	6,000	199,364
Sumitomo Rubber Industries Ltd	2,000	24,165
Sundrug Co Ltd	1,000	34,160
Suruga Bank Ltd	4,000	49,134
Suzuken Co Ltd	900	25,362
Suzuki Motor Corp	5,300	138,551
Sysmex Corp	500	22,908
T&D Holdings Inc	9,100	110,911
Taiheiyo Cement Corp	10,000	27,517
Taisei Corp	10,000	33,058
Taiyo Nippon Sanso Corp	1,000	5,713
Takashimaya Co Ltd	5,000	35,636
Takeda Pharmaceutical Co Ltd	11,400	509,462
TDK Corp	1,600	58,182
Teijin Ltd	9,000	22,197
Terumo Corp	2,200	87,413
The 77 Bank Ltd	4,000	16,026
The Awa Bank Ltd	5,000	28,562
The Bank of Kyoto Ltd	6,000	50,481
The Bank of Yokohama Ltd	11,000	51,060
The Chiba Bank Ltd	7,000	40,955
The Chugoku Bank Ltd	4,000	55,838
The Chugoku Electric Power Co Inc	4,800	75,273
The Dai-ichi Life Insurance Co Ltd	138	194,172
The Gunma Bank Ltd	3,000	14,596
The Hachijuni Bank Ltd	6,000	30,119
The Hiroshima Bank Ltd	5,000	20,950
The Iyo Bank Ltd	5,000	39,463
The Japan Steel Works Ltd	8,000	51,826
The Joyo Bank Ltd	8,000	37,805
The Kansai Electric Power Co Inc	13,400	140,790
The Nanto Bank Ltd	7,000	31,842
The Nishi-Nippon City Bank Ltd	6,000	14,781
The Shiga Bank Ltd	2,000	12,409
The Shizuoka Bank Ltd	7,000	68,365
The Yokohama Rubber Co Ltd	6,000	43,428
THK Co Ltd	700	12,579
Tobu Railway Co Ltd	12,000	63,504
Toho Co Ltd	1,000	17,612
Toho Gas Co Ltd	5,000	26,840
Tohoku Electric Power Co Inc *	5,000	46,530
Tokai Rika Co Ltd	1,400	19,487
Tokio Marine Holdings Inc	10,300	287,185
Tokyo Electric Power Co Inc *	17,600	42,184

	Shares	Value
Tokyo Electron Ltd	2,700	$124,236
Tokyo Gas Co Ltd	34,000	155,446
Tokyo Tatemono Co Ltd	3,000	15,406
Tokyu Corp	12,000	67,390
Tokyu Land Corp	4,000	29,241
TonenGeneral Sekiyu KK	4,000	34,468
Toppan Printing Co Ltd	11,000	67,774
Toray Industries Inc	25,000	152,444
Toshiba Corp	56,000	221,436
Tosoh Corp	10,000	24,040
TOTO Ltd	5,000	37,558
Toyo Seikan Kaisha Ltd	3,100	41,761
Toyo Suisan Kaisha Ltd	1,000	26,650
Toyoda Gosei Co Ltd	2,000	40,688
Toyota Motor Corp	7,760	362,210
Toyota Motor Corp ADR	15,703	1,464,305
Toyota Tsusho Corp	3,400	83,946
Trend Micro Inc *	1,800	54,322
Tsumura & Co	1,500	45,206
Ube Industries Ltd	14,000	33,668
Unicharm Corp	1,500	78,085
UNY Co Ltd	5,200	38,620
Ushio Inc	900	9,829
USS Co Ltd	270	27,987
Wacoal Holdings Corp	3,000	31,050
West Japan Railway Co	2,800	110,271
Yahoo! Japan Corp	265	85,772
Yakult Honsha Co Ltd	1,700	74,491
Yamada Denki Co Ltd	1,410	54,374
Yamaguchi Financial Group Inc	2,000	17,670
Yamaha Corp	1,400	14,827
Yamaha Motor Co Ltd	2,800	31,037
Yamato Holdings Co Ltd	5,300	80,589
Yamato Kogyo Co Ltd	1,300	38,053
Yamazaki Baking Co Ltd	2,000	22,274
Yaskawa Electric Corp	2,000	19,289
Yokogawa Electric Corp	3,800	41,338
Zeon Corp	4,000	34,650

		31,871,121

Luxembourg - 0.4%

ArcelorMittal	8,057	139,475
ArcelorMittal ‘NY’ (NYSE)	4,480	78,266
L’Occitane International SA	7,500	23,849
Millicom International Cellular SA SDR	823	71,532
Samsonite International SA	3,300	6,903
SES SA FDR	3,224	93,267
Subsea 7 SA	5,114	122,312
Tenaris SA	441	9,193
Tenaris SA ADR	2,949	123,622

		668,419

Mauritius - 0.0%

Golden Agri-Resources Ltd	113,000	60,832

Netherlands - 2.4%

Aegon NV	8,184	52,155
Aegon NV ‘NY’	15,969	102,840
Akzo Nobel NV	3,347	220,859
ASML Holding NV	3,752	242,903
ASML Holding NV ‘NY’	1,848	119,030
DE Master Blenders 1753 NV *	7,034	81,820
Delta Lloyd NV	419	6,973
European Aeronautic Defence & Space Co NV	5,977	234,259
Fugro NV CVA	1,073	62,857
Gemalto NV	1,235	111,812
Heineken NV	3,768	251,337
ING Groep NV ADR *	39,158	371,609

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-76

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
ING Groep NV CVA *	13,872	$132,654
Koninklijke Ahold NV	12,671	168,305
Koninklijke Boskalis Westminster NV	815	37,155
Koninklijke DSM NV	2,177	131,130
Koninklijke KPN NV	13,215	65,351
Koninklijke Philips Electronics NV	8,583	230,267
Koninklijke Philips Electronics NV ‘NY’	4,897	129,966
Koninklijke Vopak NV	897	63,247
QIAGEN NV (XETR) *	2,422	43,927
Randstad Holding NV	1,612	59,506
Reed Elsevier NV	7,802	115,594
Reed Elsevier NV ADR	1,235	36,531
SBM Offshore NV *	51	723
STMicroelectronics NV	6,811	49,659
STMicroelectronics NV ‘NY’	2,700	19,548
TNT Express NV	4,920	55,655
Unilever NV ‘NY’	7,632	292,306
Unilever NV CVA	15,780	595,439
Wolters Kluwer NV	3,874	80,106

		4,165,523

New Zealand - 0.1%

Auckland International Airport Ltd	15,829	35,004
Contact Energy Ltd *	4,031	17,399
Fletcher Building Ltd (NZX)	7,843	54,881
Telecom Corp of New Zealand Ltd	28,553	53,997

		161,281

Norway - 0.8%

Aker Solutions ASA	2,264	46,589
DNB ASA	12,632	161,019
DNO International ASA *	880	1,485
Fred Olsen Energy ASA	553	24,184
Gjensidige Forsikring ASA	3,349	48,197
Marine Harvest ASA *	33,007	30,590
Norsk Hydro ASA	11,226	57,189
Orkla ASA	11,071	96,924
Petroleum Geo-Services ASA	4,001	69,225
Schibsted ASA	1,909	81,409
Statoil ASA	12,466	312,823
Statoil ASA ADR	3,728	93,349
Storebrand ASA *	4,286	21,028
Telenor ASA	11,151	226,552
TGS Nopec Geophysical Co ASA	1,334	43,716
Yara International ASA	2,454	121,807

		1,436,086

Papua New Guinea - 0.1%

Oil Search Ltd	15,238	111,982

Portugal - 0.1%

Banco Espirito Santo SA *	29,373	35,459
EDP - Energias de Portugal SA	33,081	99,438
Galp Energia SGPS SA	3,121	48,485
Jeronimo Martins SGPS SA	2,513	48,492
Portugal Telecom SGPS SA	7,542	37,727

		269,601

Singapore - 1.4%

CapitaLand Ltd	34,000	104,305
City Developments Ltd	6,000	63,999
ComfortDelGro Corp Ltd	22,831	33,462
DBS Group Holdings Ltd	25,182	308,261
Fraser and Neave Ltd	13,000	103,470
Jardine Cycle & Carriage Ltd	2,000	79,573
Keppel Corp Ltd	18,800	170,826
Keppel Land Ltd	7,000	23,398
Olam International Ltd	18,000	23,085
Oversea-Chinese Banking Corp Ltd	36,832	296,337

	Shares	Value
SATS Ltd	8,000	$19,035
SembCorp Industries Ltd	11,000	47,930
SembCorp Marine Ltd	12,000	45,684
Singapore Airlines Ltd	10,000	88,439
Singapore Exchange Ltd	11,000	63,771
Singapore Press Holdings Ltd	28,000	92,638
Singapore Technologies Engineering Ltd	17,000	53,662
Singapore Telecommunications Ltd	118,000	320,908
SMRT Corp Ltd	24,000	33,233
StarHub Ltd	8,000	24,981
United Industrial Corp Ltd	9,000	21,016
United Overseas Bank Ltd	17,090	279,907
UOL Group Ltd	4,000	19,745
Venture Corp Ltd	2,000	13,233
Wilmar International Ltd	28,000	77,387

		2,408,285

Spain - 2.8%

Abertis Infraestructuras SA	4,243	70,712
Acciona SA	165	12,512
Acerinox SA	977	10,778
ACS Actividades de Construccion y Servicios SA	1,418	36,290
Amadeus IT Holding SA ‘A’	4,276	107,303
Banco Bilbao Vizcaya Argentaria SA	64,792	594,813
Banco Bilbao Vizcaya Argentaria SA ADR	14,058	132,426
Banco de Sabadell SA *	34,627	91,753
Banco Popular Espanol SA *	95,608	73,678
Banco Santander SA	119,481	963,385
Banco Santander SA ADR	29,287	239,275
CaixaBank SA	10,335	36,126
Distribuidora Internacional de Alimentacion SA	11,300	72,610
Ebro Foods SA	1,575	31,746
EDP Renovaveis SA *	3,839	20,472
Enagas SA	2,188	46,821
Ferrovial SA	7,257	106,998
Gas Natural SDG SA	4,312	78,849
Grifols SA *	2,817	99,112
Iberdrola SA	58,045	323,681
Inditex SA	3,200	448,313
International Consolidated Airlines Group SA *	13,807	42,563
Mapfre SA	13,005	40,140
Prosegur Cia de Seguridad SA	6,890	40,459
Red Electrica Corp SA	1,198	59,190
Repsol SA	6,507	133,632
Repsol SA ADR	5,199	108,659
Telefonica SA	30,227	410,444
Telefonica SA ADR	28,381	382,860
Zardoya Otis SA	1,233	17,772

		4,833,372

Sweden - 2.8%

Alfa Laval AB	4,126	86,484
Assa Abloy AB ‘B’	4,433	166,927
Atlas Copco AB ‘A’	10,318	285,634
Atlas Copco AB ‘B’	5,210	127,822
Boliden AB	3,407	64,757
Electrolux AB ‘B’	4,287	112,592
Elekta AB ‘B’	4,940	77,902
Getinge AB ‘B’	2,355	79,778
Hennes & Mauritz AB ‘B’	13,754	477,942
Hexagon AB ‘B’	2,882	72,446
Husqvarna AB ‘B’	5,332	32,321
Lundin Petroleum AB *	2,639	60,892
Meda AB ‘A’	4,084	42,091
Modern Times Group AB ‘B’	338	11,842
Nordea Bank AB	37,732	361,367
Ratos AB ‘B’	1,948	18,764

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-77

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Sandvik AB	14,298	$229,805
Scania AB ‘B’	5,185	107,838
Securitas AB ‘B’	3,834	33,679
Skandinaviska Enskilda Banken AB ‘A’	22,396	190,984
Skanska AB ‘B’	4,284	70,484
SKF AB ‘B’	5,104	129,154
SSAB AB ‘A’	1,095	9,656
Svenska Cellulosa AB ‘A’	303	6,633
Svenska Cellulosa AB ‘B’	7,840	171,623
Svenska Handelsbanken AB ‘A’	6,983	250,201
Swedbank AB ‘A’	12,310	242,241
Swedish Match AB	2,730	91,949
Tele2 AB ‘B’	5,478	99,351
Telefonaktiebolaget LM Ericsson ‘A’	2,410	23,702
Telefonaktiebolaget LM Ericsson ‘B’	23,835	239,739
Telefonaktiebolaget LM Ericsson ADR	19,502	196,970
TeliaSonera AB	32,832	223,635
Trelleborg AB ‘B’	3,548	44,266
Volvo AB ‘A’	6,806	94,447
Volvo AB ‘B’	21,193	292,245

		4,828,163

Switzerland - 7.7%

ABB Ltd (XVTX)	2,834	58,845
ABB Ltd ADR	29,541	614,157
Actelion Ltd	1,653	79,400
Adecco SA	1,567	83,060
Aryzta AG	1,452	74,499
Baloise Holding AG	636	55,503
Banque Cantonale Vaudoise	27	14,333
Barry Callebaut AG	39	37,659
Cie Financiere Richemont SA ‘A’	7,312	584,693
Clariant AG	1,895	25,822
Credit Suisse Group AG	9,937	249,333
Credit Suisse Group AG ADR	6,776	166,419
Dufry AG *	246	32,551
EMS-Chemie Holding AG	77	18,161
Galenica AG	61	35,401
Geberit AG	639	141,461
Givaudan SA	104	110,258
Holcim Ltd	3,082	226,998
Julius Baer Group Ltd	2,899	104,302
Kuehne + Nagel International AG	626	76,185
Lindt & Spruengli AG	2	75,476
Nestle SA	46,484	3,029,553
Novartis AG	14,218	900,163
Novartis AG ADR	19,486	1,233,464
Partners Group Holding AG	230	53,123
PSP Swiss Property AG	103	9,775
Roche Holding AG (XSWX)	381	78,615
Roche Holding AG (XVTX)	10,328	2,104,071
Schindler Holding AG	240	34,016
SGS SA	82	182,159
Sika AG	36	83,434
Sonova Holding AG	611	67,691
Sulzer AG	437	69,255
Swiss Life Holding AG	454	60,593
Swiss Re AG	5,109	372,877
Swisscom AG	317	136,720
Syngenta AG	400	161,353
Syngenta AG ADR	4,185	338,148
The Swatch Group AG	475	244,451
The Swatch Group AG (Registered)	587	51,266
UBS AG (NYSE)	15,158	238,587
UBS AG (XVTX)	39,086	614,673
Zurich Insurance Group AG	1,905	509,381

		13,437,884

	Shares	Value
United Kingdom - 19.8%

Aberdeen Asset Management PLC	12,855	$76,229
Admiral Group PLC	2,694	51,587
Aggreko PLC	3,734	107,085
AMEC PLC	3,498	57,230
Anglo American PLC	16,790	535,962
Antofagasta PLC	4,782	106,260
ARM Holdings PLC	1,325	16,943
ARM Holdings PLC ADR	6,134	232,049
Ashmore Group PLC	1,763	10,194
Associated British Foods PLC	4,306	109,605
AstraZeneca PLC ADR	18,224	861,449
Aviva PLC	39,049	235,731
Babcock International Group PLC	6,031	93,594
BAE Systems PLC	42,946	235,944
Barclays PLC	33,323	143,902
Barclays PLC ADR	34,642	600,000
BG Group PLC	44,604	747,932
BHP Billiton PLC	5,427	190,702
BHP Billiton PLC ADR	12,984	913,684
BP PLC ADR	45,953	1,913,483
British American Tobacco PLC	16,938	858,249
British American Tobacco PLC ADR	5,542	561,128
British Sky Broadcasting Group PLC	6,583	82,234
British Sky Broadcasting Group PLC ADR	1,754	88,384
BT Group PLC	59,434	224,036
BT Group PLC ADR	5,292	201,255
Bunzl PLC	4,019	65,621
Burberry Group PLC	5,625	115,169
Capita PLC	9,500	117,635
Carnival PLC	1,157	44,726
Carnival PLC ADR	1,664	64,480
Centrica PLC	69,624	378,225
Cobham PLC	11,849	43,092
Compass Group PLC	26,542	313,906
Croda International PLC	2,177	84,342
Diageo PLC ADR	8,999	1,049,103
Eurasian Natural Resources Corp PLC	3,202	15,405
Evraz PLC	3,743	16,521
Experian PLC	12,974	209,624
Fresnillo PLC	3,109	96,469
G4S PLC	18,242	76,172
Genting Singapore PLC	84,000	96,115
GKN PLC	21,789	81,300
GlaxoSmithKline PLC	1,836	39,863
GlaxoSmithKline PLC ADR	33,938	1,475,285
Hargreaves Lansdown PLC	2,130	23,669
HSBC Holdings PLC (LI)	6,138	64,921
HSBC Holdings PLC ADR	51,541	2,735,281
ICAP PLC	3,061	15,660
IMI PLC	3,116	55,421
Imperial Tobacco Group PLC	14,239	549,837
Informa PLC	7,398	54,730
Inmarsat PLC	1,411	13,621
InterContinental Hotels Group PLC	4,182	116,757
Intertek Group PLC	2,073	104,616
Investec PLC	5,925	40,355
ITV PLC	51,218	87,866
J. Sainsbury PLC	14,201	79,901
John Wood Group PLC	6,020	71,130
Johnson Matthey PLC	2,480	95,245
Kazakhmys PLC	2,794	36,740
Kingfisher PLC	34,614	159,878
Legal & General Group PLC	86,091	207,842
Lloyds Banking Group PLC *	541,138	433,602
Lloyds Banking Group PLC ADR *	13,200	42,240
London Stock Exchange Group PLC	2,376	41,502
Marks & Spencer Group PLC	25,531	159,178
Meggitt PLC	11,661	72,693

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-78

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Melrose Industries PLC	13,185	$49,121
Mondi PLC	4,039	43,564
National Grid PLC	31,746	363,632
National Grid PLC ADR	3,865	222,006
Next PLC	2,140	132,082
Old Mutual PLC	61,677	183,199
Pearson PLC	4,231	82,713
Pearson PLC ADR	8,321	162,592
Pennon Group PLC	6,143	62,562
Petrofac Ltd	3,498	94,771
Prudential PLC	15,432	215,327
Prudential PLC ADR	8,983	256,465
Randgold Resources Ltd	1,178	116,099
Reckitt Benckiser Group PLC	9,768	611,904
Reed Elsevier PLC	4,850	50,925
Reed Elsevier PLC ADR	2,500	105,100
Resolution Ltd	19,782	78,968
Rexam PLC	13,607	95,618
Rio Tinto PLC	309	18,006
Rio Tinto PLC ADR	19,162	1,113,121
Rolls-Royce Holdings PLC *	27,380	394,498
Royal Dutch Shell PLC ‘A’ (LI)	955	33,745
Royal Dutch Shell PLC ‘B’	21,504	761,077
Royal Dutch Shell PLC ADR	34,467	2,443,366
RSA Insurance Group PLC	56,542	114,119
SABMiller PLC	13,620	641,067
Schroders PLC	1,739	48,361
Serco Group PLC	5,706	49,124
Severn Trent PLC	3,779	96,819
Shire PLC ADR	2,516	231,925
Smith & Nephew PLC ADR	2,696	149,358
Smiths Group PLC	4,855	95,562
SSE PLC	12,858	297,162
Standard Chartered PLC	34,893	884,491
Standard Life PLC	34,125	182,273
Tate & Lyle PLC	5,200	64,482
TESCO PLC	119,155	654,556
The Royal Bank of Scotland Group PLC *	16,107	86,750
The Royal Bank of Scotland Group PLC ADR *	7,236	78,076
The Sage Group PLC	14,615	70,015
The Weir Group PLC	3,809	118,229
Travis Perkins PLC	2,944	52,275
TUI Travel PLC	6,714	31,245
Tullow Oil PLC	11,720	238,670
Unilever PLC	2,665	101,158
Unilever PLC ADR	16,603	642,868
United Utilities Group PLC	8,138	89,300
Vedanta Resources PLC	1,430	27,949
Vodafone Group PLC	173,902	437,340
Vodafone Group PLC ADR	53,441	1,346,179
Whitbread PLC	2,413	96,198
WM Morrison Supermarkets PLC	34,221	146,368
WPP PLC	3,258	47,362
Wolseley PLC	3,460	164,458
WPP PLC ADR	3,170	231,093
Xstrata PLC *	19,537	347,486

		34,453,368

Total Common Stocks (Cost $159,823,648)		172,789,991

	Principal Amount	Value
SHORT-TERM INVESTMENT - 0.5%

Repurchase Agreement - 0.5%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $805,987; collateralized by U.S. Treasury Notes: 0.250% due 07/15/15 and value $825,000)	$805,986	$805,986

Total Short-Term Investment (Cost $805,986)		805,986

TOTAL INVESTMENTS - 99.6% (Cost $160,658,092)		173,633,157

OTHER ASSETS & LIABILITIES, NET - 0.4%		735,273

NET ASSETS - 100.0%		$174,368,430

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Financials	23.8%
Industrials	12.0%
Consumer Staples	10.9%
Materials	10.7%
Consumer Discretionary	10.0%
Energy	9.9%
Health Care	9.2%
Telecommunication Services	4.6%
Information Technology	4.4%
Utilities	3.6%
Short-Term Investment	0.5%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	As of December 31, 2012, the portfolio was diversified by country of incorporation as a percentage of net assets as follows:

United Kingdom	19.8%
Japan	18.3%
Canada	10.7%
France	8.0%
Switzerland	7.7%
Australia	7.7%
Germany	7.4%
Others (each less than 3.0%)	20.0%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-79

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights
	Spain	$7,519	$3,968	$3,551	$-
	Preferred Stocks (1)	29,661	-	29,661	-
	Common Stocks
	Australia	13,355,579	2,541,065	10,814,514	-
	Austria	454,907	-	454,907	-
	Belgium	1,745,001	904,384	840,617	-
	Bermuda	871,623	30,675	840,948	-
	Canada	18,641,227	18,641,227	-	-
	Cayman	351,355	-	351,355	-
	Cyprus	20,478	-	20,478	-
	Denmark	1,962,962	528,311	1,434,651	-
	Finland	1,067,414	77,420	989,994	-
	France	13,941,349	813,344	13,128,005	-
	Germany	12,915,646	1,466,739	11,448,907	-
	Greece	63,473	12,798	50,675	-
	Hong Kong	4,090,975	-	4,090,975	-
	Ireland	501,558	135,449	366,109	-
	Israel	776,338	546,781	229,557	-
	Italy	3,324,189	310,307	3,013,882	-
	Japan	31,871,121	3,724,944	28,146,177	-
	Luxembourg	668,419	201,888	466,531	-
	Mauritius	60,832	-	60,832	-
	Netherlands	4,165,523	1,071,830	3,093,693	-
	New Zealand	161,281	-	161,281	-
	Norway	1,436,086	93,349	1,342,737	-
	Papua New Guinea	111,982	-	111,982	-
	Portugal	269,601	-	269,601	-
	Singapore	2,408,285	-	2,408,285	-
	Spain	4,833,372	863,220	3,970,152	-
	Sweden	4,828,163	196,970	4,631,193	-
	Switzerland	13,437,884	2,590,775	10,847,109	-
	United Kingdom	34,453,368	17,798,144	16,655,224	-

		172,789,991	52,549,620	120,240,371	-
	Short-Term Investment	805,986	-	805,986	-

	Total	$173,633,157	$52,553,588	$121,079,569	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-81

B-80

PACIFIC SELECT FUND

Schedule of Investments (Continued)

Explanation of Symbols and Terms

December 31, 2012

Explanation of Symbols:
*	Non-income producing investments.
"	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
§	Variable rate investments. The rate shown is based on the latest available information as of December 31, 2012.
±	The security is a perpetual bond and has no definite maturity date.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to "qualified institutional buyers", or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
‡	Investments were fully or partially segregated with the broker(s)/ custodian as collateral for futures contracts as of December 31, 2012.
+	The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board. Each determination was made in good faith in accordance with the Valuation Policy established by the Board and the provisions of the Investment Company Act of 1940 (See note 3C in Notes to Financial Statements).
l	Total shares owned by the portfolio as of December 31, 2012 were less than one share.

Other Abbreviations:
ADR	American Depositary Receipt
CVA	Certificaten Van Aandelen (Dutch Certificate)
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non Voting Depository Receipt
'NY'	New York Shares
REIT	Real Estate Investment Trust
SDR	Swedish Depository Receipt

Note:

The countries listed in the Schedules of Investments are based on country of incorporation.

The descriptions and Standard and Poor’s quality ratings of the companies shown in the schedules of investments were obtained from published reports or other sources believed to be reliable, and not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

B-81

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

	PD Aggregate Bond Index Portfolio	PD High Yield Bond Market Portfolio	PD Large-Cap Growth Index Portfolio	PD Large-Cap Value Index Portfolio	PD Small-Cap Growth Index Portfolio	PD Small-Cap Value Index Portfolio
ASSETS
Investments, at value	$430,694,190	$108,322,445	$166,358,611	$208,381,419	$40,091,956	$60,330,190
Repurchase agreements, at value	-	-	4,683,284	7,955,510	1,459,014	1,643,174
Cash (1)	-	3,213	-	-	163,073	126,280
Foreign currency held, at value	-	-	-	-	-	79
Receivables:
Dividends and interest	2,399,356	1,952,902	140,553	284,251	9,730	148,466
Fund shares sold	2,659,339	67,795	-	757,826	45,326	284,812
Securities sold	417,783	482,723	227	193	1,031,502	5,962
Variation margin	-	-	125,840	209,194	26,280	43,800
Due from adviser	20,868	5,412	2,658	3,476	338	-
Prepaid expenses and other assets	1,511	457	689	845	183	251
Total Assets	436,193,047	110,834,947	171,311,862	217,592,714	42,827,402	62,583,014
LIABILITIES
Payables:
Fund shares redeemed	9,197	-	8,738	10,577	2,759	3,679
Securities purchased	26,615,917	938,153	-	-	1,672,363	257,017
Due to adviser	-	-	-	-	-	5,496
Accrued advisory fees	48,378	25,200	20,243	25,179	4,750	7,068
Accrued support service expenses	2,897	876	1,281	1,565	338	464
Accrued custodian, and portfolio accounting and tax fees	45,454	21,066	8,407	9,697	9,425	9,876
Accrued shareholder report expenses	4,319	1,309	1,911	2,332	505	693
Accrued trustees’ fees and expenses	935	283	414	505	109	150
Accrued other	5,022	2,407	3,213	3,549	1,854	2,002
Total Liabilities	26,732,119	989,294	44,207	53,404	1,692,103	286,445
NET ASSETS	$409,460,928	$109,845,653	$171,267,655	$217,539,310	$41,135,299	$62,296,569
NET ASSETS CONSIST OF:
Paid-in capital	$396,293,852	$105,818,505	$149,117,329	$193,064,675	$37,134,545	$57,445,930
Undistributed earnings	13,167,076	4,027,148	22,150,326	24,474,635	4,000,754	4,850,639
NET ASSETS	$409,460,928	$109,845,653	$171,267,655	$217,539,310	$41,135,299	$62,296,569
Shares outstanding, $.001 par value (unlimited Class P shares authorized)	36,679,217	9,355,257	10,787,290	14,305,329	2,812,828	4,451,090
Net Asset Value Per Share	$11.16	$11.74	$15.88	$15.21	$14.62	$14.00

Investments, at cost	$416,603,906	$103,222,822	$143,966,911	$189,620,158	$36,315,118	$55,672,055
Repurchase agreements, at cost	-	-	4,683,284	7,955,510	1,459,014	1,643,174
Foreign currency held, at cost	-	-	-	-	-	79

(1)	Includes cash collateral segregated for open futures contracts in the PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios of $101,600 and $96,880, respectively.

See Notes to Financial Statements

C-1

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2012

	PD Emerging Markets Portfolio	PD International Large-Cap Portfolio
ASSETS
Investments, at value	$51,319,004	$172,827,171
Repurchase agreements, at value	-	805,986
Cash	51,566	47,807
Foreign currency held, at value	120,060	384,053
Receivables:
Dividends and interest	41,888	391,590
Fund shares sold	-	383,216
Securities sold	-	3,021
Due from adviser	-	5,375
Prepaid expenses and other assets	216	1,915
Total Assets	51,532,734	174,850,134
LIABILITIES
Payables:
Fund shares redeemed	2,299	8,738
Securities purchased	-	406,674
Accrued advisory fees	25,387	33,056
Accrued support service expenses	405	1,260
Accrued custodian, and portfolio accounting and tax fees	18,903	26,601
Accrued shareholder report expenses	604	1,878
Accrued trustees’ fees and expenses	131	407
Accrued foreign capital gains tax	30,574	-
Accrued other	1,841	3,090
Total Liabilities	80,144	481,704
NET ASSETS	$51,452,590	$174,368,430
NET ASSETS CONSIST OF:
Paid-in capital	$44,256,838	$161,733,161
Undistributed earnings	7,195,752	12,635,269
NET ASSETS	$51,452,590	$174,368,430
Shares outstanding, $.001 par value (unlimited Class P shares authorized)	3,374,261	12,881,326
Net Asset Value Per Share	$15.25	$13.54

Investments, at cost	$43,849,941	$159,852,106
Repurchase agreements, at cost	-	805,986
Foreign currency held, at cost	117,906	384,616

See Notes to Financial Statements

C-2

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

	PD Aggregate Bond Index Portfolio	PD High Yield Bond Market Portfolio	PD Large-Cap Growth Index Portfolio	PD Large-Cap Value Index Portfolio	PD Small-Cap Growth Index Portfolio	PD Small-Cap Value Index Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$27,999	$2,563	$2,589,346	$4,449,630	$520,479	$1,467,156
Interest, net of foreign taxes withheld	6,607,555	6,807,568	506	648	112	159
Total Investment Income	6,635,554	6,810,131	2,589,852	4,450,278	520,591	1,467,315

EXPENSES
Advisory fees	450,376	270,516	192,246	234,825	50,858	69,822
Support services expenses	11,075	3,494	5,016	6,084	1,365	1,817
Custodian fees and expenses	24,114	2,842	12,577	14,932	17,333	25,937
Portfolio accounting and tax fees	145,952	77,181	20,655	25,192	19,282	24,297
Shareholder report expenses	10,952	3,426	4,868	5,866	1,342	1,767
Legal and audit fees	8,568	2,644	3,842	4,679	1,041	1,403
Trustees’ fees and expenses	4,278	1,331	1,922	2,351	519	708
Transfer agency fees and expenses	6,293	5,242	6,189	6,167	5,333	5,371
Interest expense and commitment fees	12	1	193	249	55	72
Other	1,912	663	1,505	1,778	421	752
Total Expenses	663,532	367,340	249,013	302,123	97,549	131,946
Adviser Reimbursement (1)	(136,128)	(47,932)	(15,942)	(17,489)	(21,359)	(27,181)
Net Expenses	527,404	319,408	233,071	284,634	76,190	104,765
NET INVESTMENT INCOME	6,108,150	6,490,723	2,356,781	4,165,644	444,401	1,362,550

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	1,009,440	738,551	(948,667)	4,416,276	2,231,940	2,294,868
Futures contracts transactions	-	-	636,745	784,671	103,490	82,026
Foreign currency transactions	-	-	-	-	-	12
Net Realized Gain (Loss)	1,009,440	738,551	(311,922)	5,200,947	2,335,430	2,376,906

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	4,217,253	5,638,103	14,547,782	15,958,657	1,780,613	4,126,410
Futures contracts	-	-	(34,026)	(45,678)	24,697	33,789
Foreign currencies	-	-	-	-	-	(4)
Change in Net Unrealized Appreciation	4,217,253	5,638,103	14,513,756	15,912,979	1,805,310	4,160,195
NET GAIN	5,226,693	6,376,654	14,201,834	21,113,926	4,140,740	6,537,101
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,334,843	$12,867,377	$16,558,615	$25,279,570	$4,585,141	$7,899,651

Foreign taxes withheld on dividends and interest	$30	$2,256	$676	$7,114	$225	$1,962

(1)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

C-3

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2012

	PD Emerging Markets Portfolio	PD International Large-Cap Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$1,049,131	$4,318,430
Interest, net of foreign taxes withheld	79	148
Total Investment Income	1,049,210	4,318,578

EXPENSES
Advisory fees	260,343	320,184
Support services expenses	1,607	4,914
Custodian fees and expenses	27,588	48,817
Portfolio accounting and tax fees	74,111	109,602
Shareholder report expenses	1,594	4,719
Legal and audit fees	1,220	3,780
Trustees’ fees and expenses	602	1,890
Transfer agency fees and expenses	5,163	6,055
Interest expense and commitment fees	287	2,621
Other	293	2,785
Total Expenses	372,808	505,367
Adviser Reimbursement (1)	-	(100,661)
Net Expenses	372,808	404,706
NET INVESTMENT INCOME	676,402	3,913,872

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions (2)	(189,522)	(341,367)
Foreign currency transactions	(12,714)	(28,359)
Net Realized Loss	(202,236)	(369,726)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities (3)	6,267,196	18,815,603
Foreign currencies	3,125	3,473
Change in Net Unrealized Appreciation	6,270,321	18,819,076
NET GAIN	6,068,085	18,449,350
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,744,487	$22,363,222

Foreign taxes withheld on dividends and interest	$141,164	$375,898

(1)	See Note 7B in Notes to Financial Statements.
(2)	Net realized gain (loss) on investment security transactions for the PD Emerging Markets Portfolio is net of foreign capital gains tax withheld of $2.
(3)	Change in net unrealized appreciation (depreciation) on investment securities for the PD Emerging Markets Portfolio is net of increase in deferred foreign capital gains tax of $30,574.

See Notes to Financial Statements

C-4

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (1)

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
	PD Aggregate Bond Index Portfolio		PD High Yield Bond Market Portfolio		PD Large-Cap Growth Index Portfolio
OPERATIONS
Net investment income	$6,108,150	$4,947,566	$6,490,723	$4,566,022	$2,356,781	$1,126,551
Net realized gain (loss)	1,009,440	991,285	738,551	1,058,412	(311,922)	3,146,382
Change in net unrealized appreciation (depreciation)	4,217,253	7,424,641	5,638,103	(3,456,129)	14,513,756	(2,042,253)
Net Increase in Net Assets Resulting from Operations	11,334,843	13,363,492	12,867,377	2,168,305	16,558,615	2,230,680

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(5,370,000)	(7,296,006)	(6,500,220)	(5,690,297)	(2,082,400)	(1,176,464)
Net realized gains	(405,475)	(821,415)	(609,911)	(1,097,619)	-	(3,396,485)
Net Decrease from Dividends and Distributions to Shareholders	(5,775,475)	(8,117,421)	(7,110,131)	(6,787,916)	(2,082,400)	(4,572,949)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	203,898,718	82,553,018	19,709,154	41,861,497	62,887,354	48,944,574
Dividend and distribution reinvestments	5,775,475	8,117,421	7,110,131	6,787,916	2,082,400	4,572,949
Cost of shares repurchased	(16,077,377)	(49,554,171)	(1,017,720)	(4,493,854)	(8,302,755)	(14,518,753)
Net Increase in Net Assets from Capital Share Transactions	193,596,816	41,116,268	25,801,565	44,155,559	56,666,999	38,998,770
NET INCREASE IN NET ASSETS	199,156,184	46,362,339	31,558,811	39,535,948	71,143,214	36,656,501

NET ASSETS
Beginning of Year	210,304,744	163,942,405	78,286,842	38,750,894	100,124,441	63,467,940
End of Year	$409,460,928	$210,304,744	$109,845,653	$78,286,842	$171,267,655	$100,124,441

	PD Large-Cap Value Index Portfolio		PD Small-Cap Growth Index Portfolio		PD Small-Cap Value Index Portfolio
OPERATIONS
Net investment income	$4,165,644	$2,167,633	$444,401	$110,629	$1,362,550	$554,159
Net realized gain	5,200,947	5,693,730	2,335,430	2,246,765	2,376,906	2,071,070
Change in net unrealized appreciation (depreciation)	15,912,979	(6,346,168)	1,805,310	(3,100,556)	4,160,195	(4,066,725)
Net Increase (Decrease) in Net Assets Resulting from Operations	25,279,570	1,515,195	4,585,141	(743,162)	7,899,651	(1,441,496)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(3,802,347)	(2,030,533)	(457,051)	(153,565)	(1,367,985)	(643,836)
Net realized gains	(5,693,731)	(109,671)	(2,341,186)	(2,205,530)	(2,185,500)	(2,128,972)
Net Decrease from Dividends and Distributions to Shareholders	(9,496,078)	(2,140,204)	(2,798,237)	(2,359,095)	(3,553,485)	(2,772,808)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	79,735,285	56,108,459	17,457,279	11,726,621	28,608,720	15,655,746
Dividend and distribution reinvestments	9,496,078	2,140,204	2,798,237	2,359,095	3,553,485	2,772,808
Cost of shares repurchased	(7,439,195)	(15,149,930)	(8,904,762)	(3,080,420)	(8,317,313)	(3,103,220)
Net Increase in Net Assets from Capital Share Transactions	81,792,168	43,098,733	11,350,754	11,005,296	23,844,892	15,325,334
NET INCREASE IN NET ASSETS	97,575,660	42,473,724	13,137,658	7,903,039	28,191,058	11,111,030

NET ASSETS
Beginning of Year	119,963,650	77,489,926	27,997,641	20,094,602	34,105,511	22,994,481
End of Year	$217,539,310	$119,963,650	$41,135,299	$27,997,641	$62,296,569	$34,105,511

(1)	Effective May 1, 2011, the Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended. The portfolios covered in this report currently offer Class P shares only (see Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

C-5

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (1) (Continued)

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
	PD Emerging Markets Portfolio		PD International Large-Cap Portfolio
OPERATIONS
Net investment income	$676,402	$422,163	$3,913,872	$2,040,157
Net realized gain (loss)	(202,236)	503,219	(369,726)	(37,247)
Change in net unrealized appreciation (depreciation)	6,270,321	(6,954,845)	18,819,076	(12,506,217)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,744,487	(6,029,463)	22,363,222	(10,503,307)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(699,139)	(444,945)	(3,859,121)	(2,054,303)
Net realized gains	(454,750)	(53,047)	-	-
Net Decrease from Dividends and Distributions to Shareholders	(1,153,889)	(497,992)	(3,859,121)	(2,054,303)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	15,727,794	13,508,497	65,510,962	58,944,629
Dividend and distribution reinvestments	1,153,889	497,992	3,859,121	2,054,303
Cost of shares repurchased	(2,042,373)	(1,905,383)	(7,574,280)	(7,950,086)
Net Increase in Net Assets from Capital Share Transactions	14,839,310	12,101,106	61,795,803	53,048,846
NET INCREASE IN NET ASSETS	20,429,908	5,573,651	80,299,904	40,491,236

NET ASSETS
Beginning of Year	31,022,682	25,449,031	94,068,526	53,577,290
End of Year	$51,452,590	$31,022,682	$174,368,430	$94,068,526

(1)	Effective May 1, 2011, the Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended. The portfolios covered in this report currently offer Class P shares only (see Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

C-6

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1)

Selected per share, ratios and supplemental data for each year or period ended December 31 were as follows:

For the Year or Period Ended	Net Asset Value, Beginning of Year or Period	Net Investment Income	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Capital Gains		Total Distributions	Net Asset Value, End of Year or Period	Total Returns (2)	Net Assets, End of Year or Period	Ratio of Expenses Before Expense Reductions to Average Net Assets (3)	Ratio of Expenses After Expense Reductions to Average Net Assets (3), (4)	Ratio of Net Investment Income After Expense Reductions To Average Net Assets (3)	Portfolio Turnover Rates
PD Aggregate Bond Index
2012	$10.92	$0.22	$0.20	$0.42	($0.17)	($0.01)		($0.18)	$11.16	3.94%	$409,460,928	0.21%	0.17%	1.97%	71.99%
2011	10.59	0.30	0.50	0.80	(0.42)	(0.05)		(0.47)	10.92	7.65%	210,304,744	0.24%	0.17%	2.78%	114.95%
2010	10.23	0.31	0.33	0.64	(0.27)	(0.01)		(0.28)	10.59	6.23%	163,942,405	0.28%	0.17%	2.88%	148.73%
2009 (5)	10.00	0.19	0.21	0.40	(0.14)	(0.03)		(0.17)	10.23	3.97%	67,711,104	0.28%	0.17%	2.80%	324.46%
PD High Yield Bond Market
2012	$10.96	$0.81	$0.80	$1.61	($0.76)	($0.07)		($0.83)	$11.74	14.91%	$109,845,653	0.39%	0.34%	6.90%	38.44%
2011	11.42	0.84	(0.26)	0.58	(0.87)	(0.17)		(1.04)	10.96	5.03%	78,286,842	0.45%	0.34%	7.23%	44.79%
2010	11.30	1.00	0.43	1.43	(1.02)	(0.29)		(1.31)	11.42	13.05%	38,750,894	0.52%	0.34%	8.57%	40.05%
2009 (5)	10.00	0.66	1.31	1.97	(0.63)	(0.04)		(0.67)	11.30	19.88%	27,986,392	0.57%	0.34%	9.00%	31.24%
PD Large-Cap Growth Index
2012	$13.97	$0.27	$1.84	$2.11	($0.20)	$-		($0.20)	$15.88	15.02%	$171,267,655	0.18%	0.17%	1.72%	17.11%
2011	14.31	0.21	0.13	0.34	(0.18)	(0.50)		(0.68)	13.97	2.39%	100,124,441	0.20%	0.17%	1.40%	37.49%
2010	12.75	0.19	1.87	2.06	(0.15)	(0.35)		(0.50)	14.31	16.17%	63,467,940	0.24%	0.17%	1.44%	56.10%
2009 (5)	10.00	0.12	2.80	2.92	(0.09)	(0.08)		(0.17)	12.75	29.12%	29,230,133	0.45%	0.17%	1.57%	80.71%
PD Large-Cap Value Index
2012	$13.72	$0.37	$1.93	$2.30	($0.28)	($0.53)		($0.81)	$15.21	17.17%	$217,539,310	0.18%	0.17%	2.48%	15.56%
2011	13.95	0.32	(0.29)	0.03	(0.24)	(0.02)		(0.26)	13.72	0.19%	119,963,650	0.20%	0.17%	2.30%	35.63%
2010	12.62	0.29	1.59	1.88	(0.21)	(0.34)		(0.55)	13.95	14.89%	77,489,926	0.24%	0.17%	2.20%	54.98%
2009 (5)	10.00	0.18	2.67	2.85	(0.12)	(0.11)		(0.23)	12.62	28.54%	32,920,484	0.42%	0.17%	2.25%	88.66%
PD Small-Cap Growth Index
2012	$13.73	$0.18	$1.78	$1.96	($0.18)	($0.89)		($1.07)	$14.62	14.30%	$41,135,299	0.27%	0.21%	1.22%	79.07%
2011	15.52	0.07	(0.58)	(0.51)	(0.09)	(1.19)		(1.28)	13.73	(3.27%)	27,997,641	0.31%	0.21%	0.45%	67.66%
2010	12.66	0.09	3.49	3.58	(0.07)	(0.65)		(0.72)	15.52	28.24%	20,094,602	0.46%	0.21%	0.63%	69.43%
2009 (5)	10.00	0.04	2.82	2.86	(0.03)	(0.17)		(0.20)	12.66	28.60%	11,785,105	0.70%	0.21%	0.56%	70.15%
PD Small-Cap Value Index
2012	$12.63	$0.38	$1.85	$2.23	($0.33)	($0.53)		($0.86)	$14.00	17.62%	$62,296,569	0.26%	0.21%	2.73%	62.67%
2011	14.60	0.27	(1.11)	(0.84)	(0.27)	(0.86)		(1.13)	12.63	(5.82%)	34,105,511	0.32%	0.21%	1.93%	62.96%
2010	12.65	0.26	2.74	3.00	(0.23)	(0.82)		(1.05)	14.60	23.67%	22,994,481	0.45%	0.21%	1.93%	61.82%
2009 (5)	10.00	0.17	2.73	2.90	(0.13)	(0.12)		(0.25)	12.65	29.01%	13,168,196	0.74%	0.21%	2.12%	74.74%
PD Emerging Markets
2012	$13.32	$0.22	$2.07	$2.29	($0.21)	($0.15)		($0.36)	$15.25	17.42%	$51,452,590	0.86%	0.86%	1.56%	2.59%
2011	16.55	0.22	(3.24)	(3.02)	(0.19)	(0.02)		(0.21)	13.32	(18.20%)	31,022,682	0.92%	0.92%	1.45%	6.32%
2010	14.21	0.20	2.64	2.84	(0.19)	(0.31)		(0.50)	16.55	20.04%	25,449,031	0.85%	0.85%	1.34%	7.25%
2009 (5)	10.00	0.11	4.23	4.34	(0.11)	(0.02)		(0.13)	14.21	43.43%	17,805,640	0.98%	0.97%	1.33%	8.14%
PD International Large-Cap
2012	$11.82	$0.37	$1.66	$2.03	($0.31)	$-		($0.31)	$13.54	17.12%	$174,368,430	0.37%	0.30%	2.90%	2.10%
2011	13.77	0.37	(2.05)	(1.68)	(0.27)	-		(0.27)	11.82	(12.16%)	94,068,526	0.46%	0.30%	2.78%	0.61%
2010	13.01	0.30	0.69	0.99	(0.23)	(-	) (6)	(0.23)	13.77	7.61%	53,577,290	0.46%	0.30%	2.35%	3.25%
2009 (5)	10.00	0.14	3.02	3.16	(0.09)	(0.06)		(0.15)	13.01	31.59%	24,829,572	0.64%	0.30%	1.68%	5.62%

(1)	Effective May 1, 2011, the Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended. The portfolios covered in this report currently offer Class P shares only (see Note 1 in Notes to Financial Statements). Per share amounts have been calculated using the average shares method.
(2)	Total returns for periods of less than one full year are not annualized.
(3)	The ratios for periods of less than one full year are annualized.
(4)	The ratios of expenses after expense reductions to average daily net assets are after adviser expense reimbursements, if any, as discussed in Note 7B in Notes to the Financial Statements.
(5)	Operations commenced on May 1, 2009.
(6)	Amount represents less than $0.005 per share.

See Notes to Financial Statements

C-7

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Select Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, management investment company, organized as a Massachusetts business trust. Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”) serves as investment adviser to the Fund. As of December 31, 2012, the Fund was comprised of fifty-four separate portfolios, eight of which are presented in this report: PD Aggregate Bond Index, PD High Yield Bond Market, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD Emerging Markets, and PD International Large-Cap Portfolios (collectively, the “Pacific Dynamix Underlying Portfolios”).

Effective May 1, 2011, the Fund adopted a Multi-Class Plan pursuant to Rule 18f-3 under the 1940 Act pursuant to which the Fund may offer multiple classes of shares. The Pacific Dynamix Underlying Portfolios currently offer Class P shares only.

Presently only the Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth and Pacific Dynamix — Growth Portfolios (collectively, the “Pacific Dynamix Portfolios”) and the Adviser and certain of its affiliates can invest in the Class P shares of the Pacific Dynamix Underlying Portfolios.

The annual report for the Pacific Dynamix Portfolios is not included in this report; there is a separate annual report for the Pacific Dynamix Portfolios, which is available without charge. For information on how to obtain such annual report, see the Where to Go for More Information section of this report on page F-10.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in United States of America (“U.S. GAAP”) for investment companies. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of the financial statements.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a portfolio is informed of the ex-dividend date or upon receipt of the dividend. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. A portfolio will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the portfolio invests. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income.

B. DISTRIBUTIONS TO SHAREHOLDERS

Prior to January 1, 2013, each portfolio covered in this report declared and paid dividends on net investment income, if any, at least annually, except for the PD Aggregate Bond Index and PD High Yield Bond Market Portfolios, for which dividends, if any, were declared and paid semi-annually and realized capital gains, if any, were distributed at least annually for all portfolios. Dividends and capital gains distributions are recorded on the ex-dividend date.

Currently each Pacific Dynamix Underlying Portfolio covered in this report is treated as a partnership for Federal income tax purposes. As partnerships, none of these portfolios are required to distribute taxable income and capital gains (see Note 10). Effective January 1, 2013, no dividend income and capital gains distributions will be made by the Pacific Dynamix Underlying Portfolios under the new dividend and distributions policy.

C. FOREIGN CURRENCY TRANSLATION

The Fund’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, initially expressed in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the portfolios separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. EXPENSE ALLOCATION

General expenses of the Fund are allocated to each portfolio in proportion to its relative average daily net assets. Expenses directly attributable to a particular portfolio are charged directly to that portfolio.

D-1

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

E. RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, this ASU requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. This ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact, if any, that the implementation of this ASU will have on the Fund’s financial statement disclosures.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Fund Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of its investments each business day. Under the Valuation Policy, the Board has delegated certain functions to a Trustee Valuation Committee or another valuation committee to determine the fair value of certain investments. Each valuation committee that values the Fund’s investments, which includes using third party pricing services and/or alternate valuation methodologies approved by the Board, does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value the Fund’s investments.

B. NET ASSET VALUE

Each portfolio of the Fund covered in this report is divided into shares. The price per share of each class of a portfolio’s shares is called its net asset value (“NAV”). The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each portfolio’s NAV is calculated by taking the total value of a portfolio’s assets (the value of the securities and other investments a portfolio holds), subtracting a portfolio’s liabilities, and dividing by the total number of shares outstanding.

Each portfolio’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets are closed. For purposes of calculating the NAV, the value of all investments held by each portfolio is generally determined as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Fund or its agents after the close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment or the NAV determined earlier that day.

Each portfolio’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)), making the sale of securities or other instruments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain portfolios may hold investments that are primarily listed on foreign exchanges. Because those investments trade on days when a portfolio does not calculate its NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem Fund shares.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a portfolio might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each portfolio is based primarily on pricing data obtained from various sources approved by the Board.

Money Market Instruments and Short-Term Investments

Money market instruments and short-term investments maturing within 60 days are valued at amortized cost in accordance with the 1940 Act. Amortized cost involves valuing an investment at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment. Portfolio investments in other mutual funds for temporary cash management purposes are valued at their respective NAVs.

Domestic Equity Investments

For domestic equity investments the portfolios use the last reported sale price or official closing price from an exchange as of the time of the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Investments, for which no sales are reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

Foreign equity investments are normally priced based on data reflecting the closing of the principal markets or market participants for those investments, which may be earlier than the NYSE close. The Fund then may adjust for market events occurring between the close of certain foreign exchanges and the NYSE close. The Fund has retained an independent statistical service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine the appropriate adjustments for market events. Quotations of foreign investments in foreign currencies are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

D-2

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Exchange Traded Futures, Options and Swaps

Exchange traded futures, options and swaps are normally priced at the settlement price determined by the relevant exchange. Exchange traded futures, options and swaps for which no settlement prices are reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealer.

Over-the-Counter (“OTC”) Investments and Certain Equity Investments

OTC investments (including swaps and options) are generally valued by approved pricing services that use evaluated prices determined from various observable market and other factors. Certain OTC swap contracts are valued using alternative valuation methodologies pursuant to the Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates gathered from leading market makers.

Domestic and Foreign Fixed Income Investments

Fixed income investments are generally valued by approved pricing and quotation services using the mean between the most recent bid and ask prices which are based upon evaluated prices determined from various observable market and other factors. Certain fixed-income investments are valued by a benchmark, matrix, or other pricing processes approved by the Board.

Investment Values Determined by a Valuation Committee

The Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, the use of broker quotes, the use of a purchase price for initial public offerings, proration rates, and benchmark and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee, or to the Board. Valuations determined by a Trustee Valuation Committee or other valuation committee may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a portfolio might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a portfolio would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Fund characterizes its investments as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, a valuation oversight committee (“VOC”) has been established which determines the level in which each portfolio’s investments are characterized. The VOC includes investment, legal and compliance members of the Fund’s adviser, and the Fund’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

— Level 1 –	Quoted prices (unadjusted) in active markets for identical investments
— Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data
— Level 3 –	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value the Fund’s investments. The VOC also periodically evaluates how each portfolio’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the methodologies used to value Level 2 and Level 3 investments to evaluate the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange-traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Fund’s CCO, requiring approval by the Board. In addition, all investments categorized as Level 3 under the three-tier hierarchy are reported to the Chairman of the Audit Committee on a quarterly basis and such report includes the inputs and methodologies used to value those investments.

The inputs or methodologies used for valuing each portfolio’s investments are not necessarily an indication of the relative risks associated with investing in those investments. For example, money market instruments are valued using amortized cost in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of an investment, but since the value is not obtained from a quoted price in an active market, such investments are reflected as Level 2. Foreign investments that are valued with the assistance of a statistical research service approved by the Board and based on significant observable inputs (as described in Note 3C) are reflected as Level 2. For fair valuations using significant unobservable inputs, U.S. GAAP requires a portfolio to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. U.S. GAAP also requires a portfolio to disclose about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a portfolio had an amount of Level 3 investments at the beginning and/or end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed only when a portfolio had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period. A summary of each portfolio’s investments as of December 31, 2012 as

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categorized under the three-tier hierarchy of inputs, and the reconciliation of Level 3 investments and information on transfers in and out of each level, if applicable, can be found in the Notes to Schedule of Investments section of each portfolio’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Fund currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds are valued at their respective NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price. The models also take into consideration data received from active market makers and inter-dealer brokers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed Securities and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government & Agency Issues

Corporate bonds held by the Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government & Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government & Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

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Short-Term Investments

Short-term investments maturing within 60 days are valued using amortized cost, which is used if it approximates market value, and are reflected as Level 2. Repurchase agreements are fully collateralized. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest.

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in the Fund represents an indirect investment in the assets owned by the Fund. As with any mutual fund, the value of the assets owned by the Fund may move up or down, and as a result, an investment in the Fund at any point in time may be worth more or less than the original amount invested. Events in the financial markets have the potential to cause increased volatility and uncertainty, which may impact the value of the Fund’s investments. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. As a result, the value of the Fund’s investments may be adversely affected by events in the markets, either directly or indirectly, and each portfolio is exposed to potential decreases in the value of those investments. In addition, traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory responses to market events may impair either the Adviser’s or a sub-adviser’s ability to pursue certain investment techniques or strategies and may have unexpected consequences on particular markets, strategies, or investments. Future events may impact a portfolio in unforeseen ways, leading a portfolio to alter its existing strategies or, potentially, to liquidate and close.

Equity Investments

The price of equity investments change in response to many factors, including a company’s historical and prospective earnings, cash flows, the value of its assets, investor perceptions, and many of the General Investment Risk factors noted above.

Fixed Income Investments

Fixed income (debt) investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates, although the factors noted above may also have a significant impact on fixed income (debt) investments. There is a risk that an issuer of a portfolio’s fixed income (debt) investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g. bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations and other mortgage related securities, structured investment vehicles and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign Investments

There are certain additional risks involved in investing in foreign securities that are generally not inherent in investments in domestic securities. These risks may involve foreign currency fluctuations, adverse political, social and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The markets in emerging markets countries can be extremely volatile.

Illiquid Investments

Each portfolio may not invest in illiquid securities and illiquid bank loans (collectively, “Illiquid Investments”) if as a result of such investment, more than 15% of its net assets, taken at market value at the time of such investment, would be invested in Illiquid Investments. The term “Illiquid Investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a portfolio has valued the investments. Illiquid Investments may be difficult to value and difficult to sell, which means a portfolio may not be able to sell such investments quickly for their full value. The value of Illiquid Investments held by each portfolio as of December 31, 2012 was less than 15% of its net assets.

Mortgage-Related and Other Asset-Backed Securities

Certain portfolios may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

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SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other fixed-income and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Agencies or Government-Sponsored Enterprises

Certain portfolios may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the United States Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

When-Issued Securities

Certain portfolios may purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A portfolio may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions

Certain portfolios may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed- delivery purchases are outstanding, a portfolio will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a portfolio has sold a security on a delayed-delivery basis, the portfolio does not participate in future gains and losses with respect to the security.

Repurchase Agreements

Certain portfolios may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by a portfolio are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s or AAA, AA or A by Standard & Poor’s) or, if not rated by Moody’s or Standard & Poor’s, are of equivalent investment quality as determined by the Adviser or the applicable portfolio manager. Such collateral is in the possession of the portfolio’s custodian or a designated broker-dealer. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, a portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

Segregation and Collateral

If a portfolio engages in certain transactions such as derivative investments or repurchase agreements, it may require collateral in the form of cash or investments to be held in segregated accounts at the Fund’s custodian, with an exchange or clearing member firm, or segregated on

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the Fund’s books and records maintained by the custodian and/or the portfolio manager. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. There is a possibility that a portfolio could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Pacific Dynamix Underlying Portfolios are permitted to invest in derivative instruments, including but not limited to, futures contracts. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a portfolio’s gains and losses and therefore increase its volatility. A portfolio’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a portfolio may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility and credit (including counterparty) risks.

Interest rate risk – A portfolio may be exposed to interest rate risk through investments in fixed income securities. Interest rate risk is the risk that fixed income securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than fixed income securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a fixed income security’s yield (market price to interest rate movement). To manage these risks, certain portfolios may invest in derivative instruments tied to interest rates.

Foreign investments and currency risk – A portfolio may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investments. As a result, a portfolio’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the portfolio. To manage these risks, certain portfolios may invest in derivative instruments tied to foreign investments and/or currencies.

Price volatility risk – Derivatives tied to equity and fixed income securities are exposed to potential price volatility. Fixed income securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade fixed income securities (including loans) may be relatively greater than for investment grade fixed income securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

To manage these risks, certain portfolios may invest in various derivative instruments. Derivative instruments may be used to manage a portfolio’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty risk – Credit risk is the risk that a fixed income security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g. may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A portfolio may lose money if the issuer or guarantor of fixed income security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A portfolio may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A portfolio’s investments in fixed income (debt) investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which a portfolio has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a portfolio to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risk, to the portfolios by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain portfolios may invest in derivative instruments tied to a security issuers’ financial strength.

A portfolio’s transactions in listed securities are settled/paid for upon delivery with their counterparties. Therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

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Credit Related Contingent Features – Certain portfolios are parties to various agreements, including but not limited to International Swaps and Derivatives Agreements, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral and certain events of default or termination, such as credit related contingent features. These provisions reduce the counterparty risk associated with relevant transactions by allowing a portfolio or its counterparties to elect to terminate early and cause settlement of all outstanding transactions if a triggering event occurs under the applicable Master Agreement. These triggering events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Thus, if a credit related contingent feature is triggered, it would allow a portfolio or its counterparty to close out all transactions under the agreement and demand payment or additional collateral to cover their exposure to the other counterparty. Any election made by a counterparty to early terminate a transaction could have a material adverse impact on a portfolio’s financial statements. To reduce credit and counterparty risk associated with transactions, a portfolio may enter into master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. A portfolio’s overall exposure to credit risk, subject to master netting arrangements, can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain portfolios, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to increase returns, or to otherwise help achieve a portfolio’s investment goal. Each derivative instrument and the reasons a portfolio invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin deposits are made upon entering into futures contracts and can be funded with either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the portfolio’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the portfolios entered into futures contracts for the following reasons: The PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios utilized futures to help provide equity exposure to the portfolio’s cash balances and accruals, and to provide daily liquidity for the portfolio’s inflows and outflows.

The derivative investments held as of December 31, 2012 as disclosed in the Notes to Schedules of Investments and the amounts of realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for each applicable portfolio during the year ended December 31, 2012.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Fund’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Equity contracts	Receivable: Variation margin	Payable: Variation margin

The following is a summary of fair values of derivative investments disclosed in the Statements of Assets and Liabilities, categorized by primary risk exposure as of December 31, 2012:

	Total Value of Equity Contracts* as of December 31, 2012
Portfolio	Assets	Liabilities
PD Large-Cap Growth Index	$-	($20,641)
PD Large-Cap Value Index	-	(13,216)
PD Small-Cap Growth Index	22,906	-
PD Small-Cap Value Index	32,944	-

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Notes to Schedules of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

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The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation of derivative investments, if any, disclosed in the Fund’s Statements of Operations:

Derivative Investment Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Equity contracts	Net realized gain (loss) on futures contracts transactions
Change in net unrealized appreciation (depreciation) on futures contracts

The following is a summary of each portfolio’s realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments in equity futures contracts recognized in the Statements of Operations as of December 31, 2012:

	Realized Gain and Unrealized Appreciation (Depreciation) on Derivative Investments in Equity Futures Contracts Recognized in the Statements of Operations
Portfolio	Realized Gain	Change in Unrealized Appreciation (Depreciation)
PD Large-Cap Growth Index	$636,745	($34,026)
PD Large-Cap Value Index	784,671	(45,678)
PD Small-Cap Growth Index	103,490	24,697
PD Small-Cap Value Index	82,026	33,789

6. INVESTMENT ADVISORY, SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as investment adviser to each portfolio of the Fund. PLFA receives advisory fees from each portfolio based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each portfolio:

PD Aggregate Bond Index	0.16% of first $50 million 0.15% of next $50 million 0.14% on excess
PD High Yield Bond Market	0.35% of first $50 million 0.22% of next $50 million 0.14% on excess
PD Large-Cap Growth Index PD Large-Cap Value Index PD Small-Cap Growth Index PD Small-Cap Value Index	0.14% of first $300 million 0.12% on excess
PD Emerging Markets	0.60% of first $50 million 0.35% on excess
PD International Large-Cap	0.25% of first $100 million 0.20% on excess

Pursuant to Portfolio Management or Subadvisory Agreements as of December 31, 2012, the Fund and PLFA engage various investment management firms under PLFA’s supervision, to sub-advise each Pacific Dynamix Underlying Portfolio. The following firms serve as sub-advisers for the respective portfolios: BlackRock Investment Management, LLC for the PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios; SSgA Funds Management, Inc. for the PD Aggregate Bond Index and PD High Yield Bond Market Portfolios; and Dimensional Fund Advisors LP for the PD Emerging Markets and PD International Large-Cap Portfolios. PLFA, as Investment Adviser to each portfolio of the Fund, pays the related portfolio management fees to these sub-advisors as compensation for their sub-advisory services provided to the Fund.

Pursuant to an Agreement for Support Services (the “Agreement”), Pacific Life and PLFA provide support services to the Fund that are outside the scope of the investment adviser’s responsibilities under the Advisory Agreement. Under the Agreement, the Fund compensates Pacific Life and PLFA for their expenses in providing support services to the Fund in connection with various matters, including the expense of registering and qualifying the Fund on state and Federal levels, providing legal, compliance, accounting, tax, chief compliance officer services, and on-going compliance, maintaining the Fund’s legal existence, shareholders’ meetings, and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Fund reimbursed Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to a Transfer Agency and Service Agreement, State Street Bank and Trust Company serves as transfer agent and dividend disbursing agent for all Class P shares of the Pacific Dynamix Underlying Portfolios and is compensated by the Fund for these services.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES AND EXPENSES FOR SUPPORT SERVICES

The Adviser and Pacific Life are related parties. The advisory fees earned by the Adviser and expenses for support services recovered by PLFA and Pacific Life (see Note 6) from each portfolio covered in this report for the year ended December 31, 2012 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of December 31, 2012 are presented in the Statements of Assets and Liabilities.

D-9

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Fund’s expenses, PLFA has entered into expense limitation agreements with the Fund and has contractually agreed to reimburse each Pacific Dynamix Underlying Portfolio through April 30, 2013 to the extent the total net operating expenses (including advisory fees and organizational expenses, but not including extraordinary expenses such as litigation or other expenses not incurred in the ordinary course of each portfolio’s business of a Pacific Dynamix Underlying Portfolio) exceeds the annualized expense ratios as follows: 0.17% for the PD Aggregate Bond Index, PD Large-Cap Growth Index, and PD Large-Cap Value Index Portfolios; 0.34% for the PD High Yield Bond Market Portfolio; 0.21% for the PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios; 0.97% for the PD Emerging Markets Portfolio; and 0.30% for the PD International Large-Cap Portfolio.

Any expense reimbursements are subject to recoupment by PLFA for a period of time as permitted under regulatory and accounting guidance (currently 3 years from the end of the fiscal year in which the reimbursement took place) to the extent such expenses fall below the expense cap in future years. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable portfolio, but not above the expense cap. The amounts of adviser reimbursement to each of the applicable portfolios covered in this report for the year ended December 31, 2012 are presented in the Statements of Operations. Any amounts that remained due from the Adviser as of December 31, 2012 are presented in the Statements of Assets and Liabilities.

The cumulative expense reimbursement amounts, if any, as of December 31, 2012 that are subject to repayment from the portfolios are as follows:

	Expiration
Portfolio	2013	2014	2015
PD Aggregate Bond Index	$110,894	$125,051	$136,128
PD High Yield Bond Market	56,698	67,270	47,932
PD Large-Cap Growth Index	28,860	27,630	15,942
PD Large-Cap Value Index	32,445	29,532	17,489
PD Small-Cap Growth Index	38,021	25,175	21,359
PD Small-Cap Value Index	41,193	30,356	27,181
PD International Large-Cap	60,583	120,039	100,661

There was no recoupment of expense reimbursement by PLFA from any of the Pacific Dynamix Underlying Portfolios during the year ended December 31, 2012.

C. INVESTMENTS BY AFFILIATED PARTY

As of December 31, 2012, Pacific Life owned the following percentages of shares outstanding of each of the following portfolios:

Portfolio	Ownership Percentage
PD High Yield Bond Market	58.25%
PD Emerging Markets	30.24%

D. INDEPENDENT TRUSTEES

The Fund pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing the committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations.

Each independent trustee of the Board is eligible to participate in the Fund’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each portfolio at the time of such deferral and are payable in accordance with the Plan. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain portfolios in the Pacific Life Funds. Pacific Life Funds is a Delaware statutory trust and is registered under the 1940 Act, as an open-end management investment company. PLFA is the Investment Adviser to Pacific Life Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance, at NAV of the Class A and/or Class P shares of the corresponding series of the Pacific Life Funds without a sales load. The obligation of each portfolio under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a portfolio’s DCP Liability account will cause the expenses of that portfolio to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a portfolio’s DCP Liability account, if any, is recorded as an increase or decrease to expense (trustees’ fees and expenses). None of the independent trustees have deferred their compensation since the commencement of operations of all the portfolios covered in this report, therefore there is no accrued deferred compensation shown in the Statements of Assets and Liabilities.

E. OFFICERS OF THE FUND

All officers of the Fund are also officers of Pacific Life and PLFA and received no compensation from the Fund.

F. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the trustees which provides that the Fund will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Fund, to the fullest extent permitted by the Fund’s Declaration of Trust and By-Laws, the general trust law of the Commonwealth of Massachusetts, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the

D-10

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

normal course of business, the Fund enters into contracts with service providers and others that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Fund and/ or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. COMMITTED LINE OF CREDIT

The Fund has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”), which is renewed annually. The interest rate on borrowing is the higher of the Federal funds rate or the Overnight LIBOR rate, plus 1.25%. The Fund pays the Bank a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line up to a maximum of $75,000. As of December 31, 2012, the actual interest rate on borrowing by the Fund was 1.42%. The committed line of credit will expire on August 31, 2013, unless renewed, and applies to all portfolios covered in this report except the PD Aggregate Bond and PD High Yield Bond Market Portfolios. The commitment fees and interest incurred by each applicable portfolio covered in this report are recorded as an expense. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio. As of December 31, 2012, the portfolios covered in this report had no borrowings outstanding in connection with this line of credit. The weighted average interest rate and the average dollar amount of borrowings on those days that the PD Emerging Markets Portfolio and PD International Large-Cap Portfolio had a loan outstanding during the year ended December 31, 2012 were 1.41% and 1.42% and $223,391 and $817,470, respectively. No other portfolios covered in this report had a loan outstanding during the same period.

9. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year ended December 31, 2012, are summarized in the following table:

	U.S. Government Securities
Portfolio	Purchases	Sales
PD Aggregate Bond Index	$369,490,806	$209,263,321

	Other Securities
Portfolio	Purchases	Sales
PD Aggregate Bond Index	$66,145,784	$11,138,034
PD High Yield Bond Market	60,839,590	35,146,521
PD Large-Cap Growth Index	78,239,678	22,848,510
PD Large-Cap Value Index	96,732,106	25,316,304

	Other Securities
Portfolio	Purchases	Sales
PD Small-Cap Growth Index	$36,376,679	$28,001,376
PD Small-Cap Value Index	50,766,771	30,433,191
PD Emerging Markets	15,516,746	1,112,740
PD International Large-Cap	63,707,585	2,811,793

10. FEDERAL INCOME TAX INFORMATION

Currently each Pacific Dynamix Underlying Portfolio is treated as a partnership for Federal income tax purposes only. A portfolio that is treated as a partnership for tax purposes only is not subject to income tax; and any income, gains, losses, deductions, and credits of the portfolio would instead be “passed through” pro rata directly to the insurance companies whose separate accounts invest in the portfolio and retain the same character for Federal income tax purposes. As a result, the tax treatment to the insurance companies will vary, in some instances favorably, when a portfolio is treated as a partnership. However, the variable annuity contract owner or variable life insurance policy holder would not be affected by a portfolio electing to be taxed as a partnership versus a regulated investment company.

Effective January 1, 2013, no dividend income and capital gains distributions will be made by the Pacific Dynamix Underlying Portfolios under the new dividend and distributions policy since partnerships are not required to distribute taxable income and capital gains for Federal income tax purposes (see Note 2B). Each partner, which would be Pacific Life and Pacific Life & Annuity Company through their respective separate accounts, is required to report its respective share of income, gains, losses, deductions and credits of each Pacific Dynamix Underlying Portfolio.

The aggregate Federal tax cost of investments and the composition of unrealized appreciation and depreciation on investments and net unrealized appreciation and/or depreciation on derivatives and assets and liabilities in foreign currencies as of December 31, 2012, were as follows:

		Gross	Gross	Net Unrealized	Net Unrealized	Net
Portfolio	Total Cost of Investments on Tax Basis	Unrealized Appreciation on Investments	Unrealized Depreciation on Investments	Appreciation (Depreciation) on Investments	Appreciation (Depreciation) on Other (1)	Unrealized Appreciation (Depreciation)
PD Aggregate Bond Index	$416,603,906	$14,547,680	($457,396)	$14,090,284	$-	$14,090,284
PD High Yield Bond Market	103,222,822	6,334,851	(1,235,228)	5,099,623	-	5,099,623
PD Large-Cap Growth Index	148,650,195	24,462,704	(2,071,004)	22,391,700	(20,641)	22,371,059
PD Large-Cap Value Index	197,575,668	23,372,745	(4,611,484)	18,761,261	(13,216)	18,748,045
PD Small-Cap Growth Index	37,774,132	5,811,686	(2,034,848)	3,776,838	22,906	3,799,744
PD Small-Cap Value Index	57,315,229	7,200,937	(2,542,802)	4,658,135	32,943	4,691,078
PD Emerging Markets	43,849,941	10,650,863	(3,181,800)	7,469,063	(28,404)	7,440,659
PD International Large-Cap	160,658,092	21,398,649	(8,423,584)	12,975,065	1,715	12,976,780

(1)	Other includes net appreciation or depreciation on derivatives and assets and liabilities in foreign currencies, if any.

The Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not

D-11

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. The Fund is required to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. As a result of each portfolio’s evaluation, as of and during the year ended December 31, 2012, the Fund did not record a liability for any unrecognized tax benefits. The Fund’s policy is to recognize interest and penalties on unrecognized tax benefits in income tax expense. During the year ended December 31, 2012, none of the Pacific Dynamix Underlying Portfolios incurred any interest or penalties. The Fund is additionally not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund remains subject to examination by Federal and State tax authorities (principal state jurisdictions include California and Massachusetts) for the tax years ended December 31, 2009 through December 31, 2012.

11. TAX CHARACTER OF DISTRIBUTIONS

The tax character of income and capital gain distributions to shareholders for the years ended December 31, 2012 and 2011, were as follows:

	For the Year Ended December 31, 2012			For the Year Ended December 31, 2011
Portfolio	Ordinary Income	Long-term Capital Gains	Total	Ordinary Income	Long-term Capital Gains	Total
PD Aggregate Bond Index	$5,638,049	$137,426	$5,775,475	$7,714,482	$402,939	$8,117,421
PD High Yield Bond Market	6,510,420	599,711	7,110,131	5,766,216	1,021,700	6,787,916
PD Large-Cap Growth Index	2,082,400	-	2,082,400	2,192,500	2,380,449	4,572,949
PD Large-Cap Value Index	5,066,014	4,430,064	9,496,078	2,030,533	109,671	2,140,204
PD Small-Cap Growth Index	457,051	2,341,186	2,798,237	531,340	1,827,755	2,359,095
PD Small-Cap Value Index	1,938,256	1,615,229	3,553,485	1,209,700	1,563,108	2,772,808
PD Emerging Markets	699,139	454,750	1,153,889	444,945	53,047	497,992
PD International Large-Cap	3,859,121	-	3,859,121	2,054,303	-	2,054,303

12. SHARES OF BENEFICIAL INTEREST

Change in shares of beneficial interest of each portfolio for the years ended December 31, 2012 and 2011 were as follows:

	PD Aggregate Bond Index		PD High Yield Bond Market		PD Large-Cap Growth Index
	2012	2011	2012	2011	2012	2011
Class P
Shares sold	18,342,074	7,605,690	1,684,947	3,516,194	4,026,812	3,360,265
Dividend and distribution reinvested	520,670	748,000	613,741	613,438	129,854	328,896
Shares repurchased	(1,441,672)	(4,579,643)	(87,472)	(378,899)	(535,682)	(957,723)
Net increase	17,421,072	3,774,047	2,211,216	3,750,733	3,620,984	2,731,438
Shares outstanding, beginning of year	19,258,145	15,484,098	7,144,041	3,393,308	7,166,306	4,434,868
Shares outstanding, end of year	36,679,217	19,258,145	9,355,257	7,144,041	10,787,290	7,166,306

	PD Large-Cap Value Index		PD Small-Cap Growth Index		PD Small-Cap Value Index
	2012	2011	2012	2011	2012	2011
Class P
Shares sold	5,404,096	4,070,207	1,180,930	779,729	2,101,777	1,131,285
Dividend and distribution reinvested	663,163	156,542	191,348	170,896	253,055	219,835
Shares repurchased	(504,521)	(1,037,585)	(598,234)	(206,680)	(604,857)	(224,503)
Net increase	5,562,738	3,189,164	774,044	743,945	1,749,975	1,126,617
Shares outstanding, beginning of year	8,742,591	5,553,427	2,038,784	1,294,839	2,701,115	1,574,498
Shares outstanding, end of year	14,305,329	8,742,591	2,812,828	2,038,784	4,451,090	2,701,115

	PD Emerging Markets		PD International Large-Cap
	2012	2011	2012	2011
Class P
Shares sold	1,103,589	894,257	5,243,502	4,471,584
Dividend and distribution reinvested	80,793	37,650	283,889	176,658
Shares repurchased	(138,797)	(140,508)	(604,599)	(581,968)
Net increase	1,045,585	791,399	4,922,792	4,066,274
Shares outstanding, beginning of year	2,328,676	1,537,277	7,958,534	3,892,260
Shares outstanding, end of year	3,374,261	2,328,676	12,881,326	7,958,534

D-12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Pacific Select Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the PD Aggregate Bond Index, PD High Yield Bond Market, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD Emerging Markets, and PD International Large-Cap Portfolios (collectively the “Funds”) (eight of fifty-four portfolios comprising Pacific Select Fund) as of December 31, 2012, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of December 31, 2012, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

February 27, 2013

E-1

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each portfolio and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from July 1, 2012 to December 31, 2012.

ACTUAL EXPENSES

The first line of the table below for each portfolio provides information about actual account values and actual expenses based on each portfolio’s actual performance and each portfolio’s actual expenses and expense reductions (Note 7B to Financial Statements). The “Ending Account Value at 12/31/12” column shown is derived from the portfolio’s actual performance; the “Annualized Expense Ratio” column shows the portfolio’s actual annualized expense ratio; and the “Expenses Paid During the Period 07/01/12-12/31/12” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from July 1, 2012 to December 31, 2012.

You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each portfolio in your account, simply divide that portfolio’s value by $1,000.00 (for example, an $8,600.00 portfolio value divided by $1,000.00 = 8.6), then multiply this result by the number given for your portfolio(s) in the first line under the heading entitled “Expenses Paid During the Period 07/01/12-12/31/12.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSE

The second line of the table for each portfolio provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and the actual portfolio’s expenses, after any expense reductions. It assumes that the portfolio had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the portfolio to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio	Beginning Account Value at 07/01/12	Ending Account Value at 12/31/12	Annualized Expense Ratio	Expenses Paid During the Period 07/01/12- 12/31/12 (1)
PD Aggregate Bond Index
Actual	$1,000.00	$1,015.50	0.17%	$0.86
Hypothetical	1,000.00	1,024.28	0.17%	0.87

PD High Yield Bond Market
Actual	$1,000.00	$1,077.00	0.34%	$1.78
Hypothetical	1,000.00	1,023.43	0.34%	1.73

PD Large-Cap Growth Index
Actual	$1,000.00	$1,046.10	0.17%	$0.87
Hypothetical	1,000.00	1,024.28	0.17%	0.87

PD Large-Cap Value Index
Actual	$1,000.00	$1,079.40	0.17%	$0.89
Hypothetical	1,000.00	1,024.28	0.17%	0.87

Portfolio	Beginning Account Value at 07/01/12	Ending Account Value at 12/31/12	Annualized Expense Ratio	Expenses Paid During the Period 07/01/12- 12/31/12 (1)
PD Small-Cap Growth Index
Actual	$1,000.00	$1,051.70	0.21%	$1.08
Hypothetical	1,000.00	1,024.08	0.21%	1.07

PD Small-Cap Value Index
Actual	$1,000.00	$1,088.30	0.21%	$1.10
Hypothetical	1,000.00	1,024.08	0.21%	1.07

PD Emerging Markets
Actual	$1,000.00	$1,133.80	0.91%	$4.88
Hypothetical	1,000.00	1,020.56	0.91%	4.62

PD International Large-Cap
Actual	$1,000.00	$1,137.10	0.30%	$1.61
Hypothetical	1,000.00	1,023.63	0.30%	1.53

(1)	Expenses paid during the six-month period are equal to the portfolio’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366 days.

F-1

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund’s Declaration of Trust. Information pertaining to the trustees and officers of the Fund is set forth below, effective January 1, 2013. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Fund and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Fund’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Fund’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Life Funds; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life and has been retired since that time; Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (2010 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member of Board of Regents (1993 to 1996) Eastern Michigan University.	87

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Life Funds; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Former Member of the Advisory Council of the Trust for Public Land in Maine; Former Member of the Board of Directors of Make-A-Wish of Maine; and Former Member, Board of Directors of the Illinois Life Insurance Council.	87

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Life Funds; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Former Member of the Board of Trustees (2007 to 2011) of Sage Hill School; Former Member (2000 to 2009) and Former Vice Chairman (2001 to 2007) of the Board of Trustees of The Pegasus School; Former Member of the Board of Directors (2005 to 2010) of HomeWord; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	87

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Life Funds; Former President (1997 to 2000) of Transamerica Insurance and Investment Group and has been retired since that time; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	87

G. Thomas Willis Year of birth 1942	Trustee since 11/17/03	Trustee (2/04 to present) of Pacific Life Funds; Certified Public Accountant in California (1967 to present); Former Audit Partner (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing) and has been retired since that time.	87

F-2

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07, (Chief Executive Officer 1/11/07 to 12/31/09)	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (4/07 to 3/12) of Pacific Life; Chief Executive Officer (5/07 to present) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to 12/09) of Pacific Life Funds.	87

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10, (President 1/11/07 to 12/31/09)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to 3/10) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 3/10) of Pacific Life; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 3/10) of Pacific Life Fund Advisors LLC; and Chief Executive Officer (1/10 to present) and President (1/07 to 12/09) of Pacific Life Funds.	87

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05	Vice President, Fund Advisor General Counsel, and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (6/01 to present) of Pacific Life Funds.	87

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 4/29/96	Vice President and Controller (10/07 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) of Pacific Life; Vice President and Controller (10/07 to present) of Pacific Life Fund Advisors LLC; Vice President (5/00 to present) and Controller (10/07 to present) of Pacific Select Distributors, Inc.; and Vice President and Treasurer (6/01 to present) of Pacific Life Funds.	87

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (1/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Life Funds.	87

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President (6/06 to present) of Pacific Life Funds.	87

Jane M. Guon Year of birth 1964	Vice President since 1/01/11 and Secretary since 1/01/11	Vice President and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present), Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life; Vice President and Secretary (1/11 to present) and Assistant Vice President and Assistant Secretary (05/07 to 12/10) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), Assistant Vice President (5/06 to 12/10) and Assistant Secretary (5/99 to 12/10) of Pacific Select Distributors, Inc.; and Vice President (1/11 to present) and Secretary (1/11 to present) of Pacific Life Funds.	87

Laurene E. MacElwee Year of birth 1966	Vice President since 12/13/11 and Assistant Secretary since 4/04/05 (Assistant Vice President 4/04/05 to 12/12/11)	Vice President (4/11 to present), Assistant Secretary (5/07 to present) and Assistant Vice President (5/07 to 3/11) of Pacific Life Fund Advisors LLC; and Vice President (4/05 to present) and Assistant Secretary (6/01 to present) of Pacific Life Funds.	87

F-3

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Eddie Tung Year of birth 1957	Assistant Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) of Pacific Life; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Assistant Treasurer (11/05 to present) of Pacific Life Funds.	87

Carleton J. Muench Year of birth 1973	Assistant Vice President since 11/30/06	Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President (11/06 to present) of Pacific Life Funds.	87

Kevin W. Steiner Year of birth 1975	Assistant Vice President since 1/01/13	Assistant Vice President (4/12 to present), Mutual Funds Compliance Director (4/08 to 3/12) and Mutual Funds Compliance Manager (10/06 to 3/08) of Pacific Life Fund Advisors LLC; and Vice President (1/13 to present) of Pacific Life Funds.	87

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of December 31, 2012, the “Fund Complex” consisted of Pacific Select Fund (54 portfolios) and Pacific Life Funds (33 funds).

F-4

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS

(Unaudited)

The Board of Trustees (the “Trustees” or “Board”) of Pacific Select Fund (the “Fund”) oversees the management of each of the separate portfolios of the Fund (each a “Portfolio” and collectively, the “Portfolios”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each portfolio management agreement (the “Portfolio Management Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers or “Portfolio Managers.” PLFA serves as the investment adviser for all of the Portfolios and directly manages the High Yield Bond, Cash Management and Floating Rate Income Portfolios (the “PAM Managed Portfolios”) under the name Pacific Asset Management (“PAM”) and the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth and Pacific Dynamix — Growth Portfolios (the “Asset Allocation Portfolios,” and together with the PAM Managed Portfolios, the “Directly Managed Portfolios”). For the other Portfolios, with the exception of the American Funds Growth-Income Portfolio, the American Funds Growth Portfolio, and the American Funds Asset Allocation Portfolio (collectively, the “Feeder Portfolios”), PLFA has retained other firms to serve as Portfolio Managers under PLFA’s supervision. Each of the Feeder Portfolios invests all of its assets in a master fund; and therefore, PLFA has not retained other portfolio managers to manage the assets of these Portfolios. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 12, 2012.

At the December 12, 2012 meeting, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Portfolio Manager that was submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Portfolios throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Portfolio performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Portfolios by PLFA and the Portfolio Managers. The Board also reviewed financial and profitability information regarding PLFA and the Portfolio Managers, and information regarding the organization and operations of each entity such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Portfolio. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data, to provide the Board with information concerning the Portfolios’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with data obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

Annual Consideration and Approval of Investment Advisory and Portfolio Management Agreements

In evaluating the Advisory Agreement and each Portfolio Management Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services

Portfolio Oversight and Supervision – PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Portfolio Managers and PAM; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools offered to assist intermediaries in effectively understanding and meeting shareholder and/or contract holder needs. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust, its shareholders and investing.

The Trustees also considered that the investment, legal, compliance and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance analysis, security valuation and portfolio accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance and monitoring services for the Portfolios. The Board noted that PLFA monitors numerous investment, performance and compliance metrics for the Portfolios.

The Trustees considered PLFA’s continued development and use of analytical tools for assessing Portfolio performance and the performance of the Portfolio Managers, conducting an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that PLFA uses these tools to identify Portfolios that are underperforming applicable benchmarks or peer groups, and then conducts various analyses to try to assess the sources of and reasons for underperformance. The Trustees noted that PLFA has developed processes to oversee and monitor the performance of Portfolio Managers, including the use of analytical methods to review Portfolio performance and execution of investment strategies. The Board noted that PLFA provides the Board with analysis of this data over rolling periods to assist the Board in identifying trends in Portfolio performance and other areas, and periodically provides the Trustees with information on economic and market

F-5

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

trends to provide a context for assessing recent performance. The Board also noted that PLFA conducts periodic due diligence on Portfolio Managers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Portfolio Manager’s investment process and to seek to identify issues that may be relevant to a Portfolio Manager’s services to a Portfolio or a Portfolio’s performance, including, but not limited to, the financial strength of a Portfolio Manager, significant staffing changes that could affect a Portfolio, material changes in a Portfolio Manager’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support. The Trustees also noted that PLFA appeared to have implemented effective methods for monitoring investment style consistency by Portfolio Managers and for analyzing the use of derivatives by Portfolio Managers. With respect to the PAM Managed Portfolios, the Board considered that PLFA provided oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Portfolio Managers. The Board also considered that PLFA manages directly the Asset Allocation Portfolios.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities, including researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt, the value of equity securities traded on foreign exchanges, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies. The Trustees also considered PLFA’s oversight of transition management when overseeing significant changes in the Portfolios, such as cash movements between the Portfolios arising from reallocations by funds of funds and the transition from one Portfolio Manager to another, including steps taken by PLFA to reduce transaction costs associated with a Portfolio transition.

The Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Portfolios, its compliance monitoring of the Portfolio Managers and its commitment to those programs; PLFA’s efforts to keep the Trustees informed about the Portfolio Managers; and its attention to matters that may involve conflicts of interest with each Portfolio. In this regard, the Trustees reviewed information throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA, the Portfolio Managers, and the Portfolios with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further considered the monitoring and additional services provided by PLFA to the Portfolios, including risk management analysis, preparation of periodic performance and financial reports, review of trade execution and coordination of other service providers to the Trust.

The Trustees noted that the Portfolios are used as the investment options for variable products of Pacific Life and Pacific Life & Annuity Company (“PL&A”), and they believe the Portfolios provide a broad range of investment options for contract holders of Pacific Life and PL&A, including investment options that provide exposure to major asset classes such as equity and debt, and many different investment styles within those asset classes, and target risk funds that also provide investors with asset allocation for different profiles. The Trustees further noted that the offering of the Portfolios as investment options assisted in distinguishing these variable products in the marketplace. The Trustees considered that they had received reports concerning the positioning of these variable products in the marketplace.

Portfolio Management – PLFA and the Portfolio Managers. The Trustees considered various materials relating to PLFA, including PAM, and the Portfolio Managers, including copies of each existing Advisory Agreement and Portfolio Management Agreement; copies of the Form ADV for PLFA and each Portfolio Manager; financial information relating to PLFA and each Portfolio Manager; and other information deemed relevant to the Trustees’ evaluation of PLFA and each Portfolio Manager, including qualitative assessments from senior management of PLFA.

The Trustees considered the benefits to shareholders of retaining PLFA and each Portfolio Manager and continuing the Advisory Agreement and Portfolio Management Agreements particularly in light of the nature, extent, and quality of the services that have been provided by PLFA and the Portfolio Managers. The Trustees noted the portfolio management services that have been provided by PLFA or PAM to the Directly Managed Portfolios and the portfolio management services that have been provided by the Portfolio Managers to the other Portfolios. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Portfolios and their shareholders, the organizational depth and resources of PLFA and the Portfolio Managers, including the background and experience of PLFA and each of the Portfolio Manager’s management, and the expertise of PLFA, its PAM unit, and each Portfolio Manager’s portfolio management team, as well as the investment methodology used by PLFA, its PAM unit, and the Portfolio Manager.

The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and also noted the development of procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO had in place a systematic process for periodically reviewing PLFA’s and each Portfolio Manager’s written compliance policies and procedures, including the assessment of PLFA’s and each Portfolio Manager’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s and each Portfolio Manager’s code of ethics. The Trustees also considered that PLFA and each Portfolio Manager continues to cooperate with the CCO in reviewing its compliance operations.

In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Portfolio Managers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Portfolio when PLFA and the Trustees believed it to be appropriate.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Portfolio Managers.

2. Investment Results

The Trustees considered the investment results of each Portfolio in light of its objective and market conditions over the past year. The Trustees compared each Portfolio’s total returns with both the total returns of appropriate peer funds, based on information provided by PLFA using data from independent sources, and with one or more relevant benchmark indices. The Independent Trustees also considered information provided by an Independent Consultant who provided a presentation and analysis to the Trustees regarding peer group performance utilizing

F-6

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

data from independent sources. The information provided to the Trustees included each Portfolio’s performance record for the prior ten calendar years, as applicable, and three-month, year-to-date, one-, three-, five- and ten-year or since inception periods, as applicable. In reviewing the performance data drawn from independent sources, as well as the performance of the respective benchmark indices, the Trustees took into consideration the goals and objectives of each Portfolio and noted that some Portfolios had outperformed their peer groups over certain periods and/or exceeded their respective benchmark indices while others underperformed their peer groups over certain periods and/or trailed their respective benchmark indices. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues which may warrant consideration of corrective action. The Trustees discussed these Portfolios with representatives of PLFA, including an assessment of the approach used by the Portfolio Managers as well as oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate.

The Trustees also reviewed the monitoring of the Portfolio Managers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new manager if performance lagged and could not be improved within a reasonable timeframe, and reviewed the monitoring of the PAM unit’s investment results by PLFA. Generally, the Trustees noted that there continues to be a strong record of well-managed Portfolios that work well in the Asset Allocation Portfolios and that the Asset Allocation Portfolios provide a range of professionally managed asset allocation investment options. The Trustees also noted that the Portfolios continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Portfolios and the benefits the Asset Allocation Portfolios provide for shareholders generally.

The Board concluded that PLFA continues to have a strong record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Portfolio’s investment objective either directly or through the selection of Portfolio Managers and that PLFA’s record in managing each Portfolio indicates that its continued management as well as the continuation of the respective Portfolio Management Agreements will benefit each Portfolio and its shareholders.

3. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees and the sub-advisory fees, including the portion of the advisory fees paid to each Portfolio Manager as compared to the portion retained by PLFA, and operating expense ratios for each of the Portfolios. The Independent Trustees also requested and reviewed information from the Independent Consultant along with their analysis of advisory fees, sub-advisory fees and certain other expenses. The Trustees reviewed the advisory fees, sub-advisory fees and operating expense ratios of each Portfolio and compared such amounts with the average fee and expense levels of other funds in applicable peer fund groups. During their review, the Trustees noted that all of the Portfolios were subject to contractual expense limitations agreed to by PLFA. The Trustees also reviewed written materials prepared by PLFA based on peer fund group information retrieved from the independent sources. The Independent Trustees requested and reviewed an analysis provided by the Independent Consultant of the asset-based breakpoint schedule for the Portfolios. The Independent Trustees noted that the breakpoints offer meaningful potential savings to shareholders of many of the Portfolios.

The Trustees also considered information from the Portfolio Managers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Portfolio Manager with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Portfolios by the Portfolio Managers and that the level of services provided by these Portfolio Managers on these other accounts were due to the different nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Portfolio Manager and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the sub-advised Portfolios, the fee rates were the result of arms’-length negotiations between PLFA and the Portfolio Managers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Portfolio. The Trustees observed that certain of the Portfolios’ contractual advisory fees were higher than the average of their respective Morningstar category while others were either lower or approximately equal to these averages.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Portfolio were fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA and the Portfolio Managers regarding PLFA’s costs of sponsoring the Portfolios and information regarding the profitability of PLFA and the Portfolio Managers.

PLFA and the Portfolio Managers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing products that are competitively priced with other funds, especially multi-manager and asset allocation funds and funds that support variable annuity and variable life insurance products. The Trustees noted PLFA’s willingness to sponsor new funds that PLFA believed would improve the menu of offerings for contract owners or that would benefit the Asset Allocation Portfolios, despite the potential subsidies required by PLFA during a new fund’s start-up phase. Based on information received, the Trustees further noted that Pacific Life’s overall profitability on variable annuity and variable life insurance products, which are supported by the Trust, appeared reasonable at the current time. The Trustees also noted that analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s and the Portfolio Managers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

F-7

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)

(Unaudited)

With respect to the Portfolio Managers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the profitability of the Portfolio Management Agreements to the Portfolio Managers because of, among other things, the differences in the types of information provided by the Portfolio Managers, the fact that many Portfolio Managers manage substantial assets other than the Portfolios and, further, that any such assessment would involve assumptions regarding the Portfolio Managers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Portfolio Managers, the Trustees focused their consideration on the data described above in light of the arms’-length nature of the relationship (for the Portfolios that are sub-advised) between PLFA and such Portfolio Managers with respect to the negotiation of portfolio sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees considered information relating to economies of scale provided by PLFA and the Independent Consultant, and PLFA’s general willingness to discuss and evaluate the topic of economies of scale with the Trustees.

The Trustees considered that the advisory fee schedules contained breakpoints reducing the rate of the advisory fee as Portfolio assets grow for all Portfolios except the Asset Allocation Portfolios. The Independent Trustees agreed that the breakpoints appear to be providing for shared economies of scale and potential future economies of scale as the asset levels of a Portfolio increase. The Independent Trustees noted that the Asset Allocation Portfolios are funds-of-funds that invest in other Portfolios that have advisory fee schedules containing breakpoints that reduce the total advisory fees paid by shareholders of the Asset Allocation Portfolios as assets grow. The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Portfolios for certain expenses that exceed stated expense caps.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees further noted that Pacific Life and PL&A had also consistently reinvested in the business with respect to the variable products to which the Fund serves as the underlying investment vehicle.

The Trustees additionally noted that economies of scale were difficult to measure with precision particularly on a Portfolio by Portfolio basis. This analysis was complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the ability to provide and expand those services through, for example, continuing investments in technology and shareholder services, as discussed above. The Trustees considered that the Portfolios are well managed, and provide shareholders with a wide choice of premier Portfolio Managers and sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services to the Portfolios on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its commitment to competitive total expenses of the Portfolios, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board concluded that the Portfolios’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Portfolio and its shareholders to their benefit.

5. Ancillary Benefits

The Trustees requested and received from PLFA and the Portfolio Managers information concerning other benefits received by PLFA, the Portfolio Managers, and their affiliates as a result of their respective relationship with the Portfolios, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Portfolio Managers and the use of soft-dollars by certain of the Portfolio Managers. The Trustees also considered information concerning other significant economic relations between the Portfolio Managers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered information provided to them as to how conflicts of interest that may arise from these relationships are managed.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Portfolio Management Agreement are fair and reasonable with respect to each Portfolio and its shareholders, and that the renewal of the Advisory Agreement and each applicable Portfolio Management Agreement would be in the best interests of the Portfolios and their shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Portfolio Management Agreement, but indicated that the Board based its determination on the total mix of information available to it.

F-8

PACIFIC SELECT FUND

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Fund files Form N-Q (complete schedules of portfolio holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Fund’s Form N-Q, (when required) is filed pursuant to applicable regulations and is available after filing (i) on the SEC’s Web site at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Fund’s Webpage at http://www.PacificLife.com. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Fund files information regarding how the Fund’s managers voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Fund’s Website and on the SEC’s Website noted below.

Information Relating to Investments Held by the Fund

For complete descriptions of the various securities and other instruments held by the Fund and their risks, please see the Fund’s prospectus and Statement of Additional Information (“SAI”). For a description of bond ratings, see the Fund’s SAI. The prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is described in the Fund’s SAI.

How to obtain Information

The Fund’s prospectus, SAI (including Proxy Voting Policies), annual and semi-annual reports, and complete schedules of investments are available:

•	On the Fund’s website at http://www.PacificLife.com

•	On the SEC’s website at http://www.sec.gov

•	Upon request, without charge by calling the applicable toll-free numbers below:

Pacific Life’s Annuity Contract Owners: 1-800-722-4448

Pacific Life’s Annuity Registered Representative: 1-800-722-2333

Pacific Life Insurance Policy Owners: 1-800-800-7681

PL&A’s Annuity Contract Owners: 1-800-748-6907

PL&A’s Life Insurance Policy Owners: 1-888-595-6997

7 a.m. through 5 p.m. Pacific Time

F-9

Form Nos.: 15-31114-02 4732-13A

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this code of ethics is filed as Exhibit 99 to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that G. Thomas Willis, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Willis is a retired partner of PricewaterhouseCoopers LLP.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate audit fees billed to the Registrant by the principal accountant for the fiscal years ended December 31, 2012 and 2011 were $1,350,000 and $1,134,000 respectively.

(b)	Audit-Related Fees. For the fiscal years ended December 31, 2012 and December 31, 2011 there were no audit-related fees.

(c)	Tax Fees. There were no fees billed to the Registrant for professional services for tax compliance, tax advice or tax planning for the fiscal years ended December 31, 2012 and 2011.

(d)	All Other Fees. There were no other fees billed to the Registrant by the principal accountant for the fiscal years ending December 31, 2012 and 2011.

(e)(1)	The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either: (i) The Audit Committee shall pre-approve such engagement; or (ii) Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated pursuant to the Audit Committee Charter shall be presented to the full Audit Committee at its next scheduled meeting. (iii) De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant. Pursuant to the Audit Committee Charter, “Investment company complex” means the Registrant and its portfolios, the Pacific Life Funds, the Adviser and any entity controlled by or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Trusts or the Adviser. Application of De Minimis Exception: The De Minimis exceptions set forth above also apply to pre-approvals under this section of the Audit Committee Charter, except that the “total amount of revenues” calculation for the services pursuant to the Audit Committee Charter is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this section of the Audit Committee Charter (i.e., the Adviser or any control person).

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed for the years ended December 31, 2012 and 2011 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $170,394 and $120,300, respectively.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants—not applicable.

Item 6. Investments.

(a)	Schedule I.

(b)	Not applicable.

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
COMMON STOCKS - 98.3%

Consumer Discretionary - 11.3%

Abercrombie & Fitch Co ‘A’	12,274	$588,784
Amazon.com Inc *	55,560	13,953,338
Apollo Group Inc ‘A’ *	15,380	321,750
AutoNation Inc *	6,064	240,741
AutoZone Inc *	5,673	2,010,681
Bed Bath & Beyond Inc *	35,204	1,968,256
Best Buy Co Inc	41,251	488,824
Big Lots Inc *	9,000	256,140
BorgWarner Inc *	17,916	1,283,144
Cablevision Systems Corp ‘A’	32,908	491,646
CarMax Inc *	35,026	1,314,876
Carnival Corp (Panama)	68,418	2,515,730
CBS Corp ‘B’	90,710	3,451,516
Chipotle Mexican Grill Inc *	4,841	1,440,004
Coach Inc	43,592	2,419,792
Comcast Corp ‘A’	407,573	15,235,079
D.R. Horton Inc	42,713	844,863
Darden Restaurants Inc	19,691	887,473
Delphi Automotive PLC * (United Kingdom)	45,227	1,729,933
DIRECTV *	92,710	4,650,334
Discovery Communications Inc ‘A’ *	36,683	2,328,637
Dollar General Corp *	40,348	1,778,943
Dollar Tree Inc *	34,929	1,416,720
Expedia Inc	14,296	878,489
Family Dollar Stores Inc	14,742	934,790
Ford Motor Co	584,474	7,568,938
Fossil Inc *	8,304	773,102
GameStop Corp ‘A’	18,709	469,409
Gannett Co Inc	35,377	637,140
Garmin Ltd (Switzerland)	16,686	681,123
Genuine Parts Co	23,775	1,511,615
H&R Block Inc	41,460	769,912
Harley-Davidson Inc	34,767	1,698,020
Harman International Industries Inc	10,482	467,916
Hasbro Inc	17,632	632,989
International Game Technology	40,734	577,201
J.C. Penney Co Inc	22,131	436,202
Johnson Controls Inc	104,786	3,216,930
Kohl’s Corp	32,527	1,398,010
Leggett & Platt Inc	21,663	589,667
Lennar Corp ‘A’	25,119	971,352
Limited Brands Inc	36,659	1,725,173
Lowe’s Cos Inc	172,564	6,129,473
Macy’s Inc	60,704	2,368,670
Marriott International Inc ‘A’	37,836	1,410,148
Mattel Inc	52,561	1,924,784
McDonald’s Corp	153,995	13,583,899
Netflix Inc *	8,519	790,393
Newell Rubbermaid Inc	44,090	981,884
News Corp ‘A’	309,330	7,900,288
Nike Inc ‘B’	111,998	5,779,097
Nordstrom Inc	23,364	1,249,974
O’Reilly Automotive Inc *	17,615	1,575,133
Omnicom Group Inc	40,625	2,029,625
PetSmart Inc	16,538	1,130,207
priceline.com Inc *	7,644	4,748,453
PulteGroup Inc *	52,015	944,592
Ralph Lauren Corp	9,385	1,406,999
Ross Stores Inc	34,132	1,848,248
Scripps Networks Interactive Inc ‘A’	13,303	770,510
Staples Inc	103,626	1,181,336
Starbucks Corp	114,093	6,117,667
Starwood Hotels & Resorts Worldwide Inc	30,023	1,722,119
Target Corp	99,853	5,908,302
The Gap Inc	45,606	1,415,610
The Goodyear Tire & Rubber Co *	37,354	515,859

	Shares	Value
The Home Depot Inc	229,336	$14,184,432
The Interpublic Group of Cos Inc	66,247	730,042
The McGraw-Hill Cos Inc	42,648	2,331,566
The TJX Cos Inc	111,909	4,750,537
The Walt Disney Co	271,818	13,533,818
The Washington Post Co ‘B’	700	255,647
Tiffany & Co	18,207	1,043,989
Time Warner Cable Inc	46,312	4,501,063
Time Warner Inc	145,100	6,940,133
TripAdvisor Inc *	16,717	701,445
Urban Outfitters Inc *	16,848	663,137
VF Corp	13,500	2,038,095
Viacom Inc ‘B’	70,912	3,739,899
Whirlpool Corp	11,918	1,212,657
Wyndham Worldwide Corp	21,576	1,148,059
Wynn Resorts Ltd	12,176	1,369,678
Yum! Brands Inc	69,335	4,603,844

		224,736,493

Consumer Staples - 10.4%

Altria Group Inc	310,650	9,760,623
Archer-Daniels-Midland Co	100,912	2,763,980
Avon Products Inc	65,985	947,545
Beam Inc	24,364	1,488,397
Brown-Forman Corp ‘B’	23,219	1,468,602
Campbell Soup Co	27,503	959,580
Coca-Cola Enterprises Inc	41,487	1,316,382
Colgate-Palmolive Co	68,124	7,121,683
ConAgra Foods Inc	62,552	1,845,284
Constellation Brands Inc ‘A’ *	23,163	819,739
Costco Wholesale Corp	66,289	6,547,364
CVS Caremark Corp	191,247	9,246,792
Dean Foods Co *	28,174	465,153
Dr Pepper Snapple Group Inc	31,992	1,413,407
General Mills Inc	98,991	4,000,226
H.J. Heinz Co	49,135	2,834,107
Hormel Foods Corp	20,658	644,736
Kellogg Co	37,886	2,115,933
Kimberly-Clark Corp	60,044	5,069,515
Kraft Foods Group Inc	90,797	4,128,540
Lorillard Inc	19,880	2,319,400
McCormick & Co Inc	20,261	1,287,181
Mead Johnson Nutrition Co	31,145	2,052,144
Molson Coors Brewing Co ‘B’	23,854	1,020,713
Mondelez International Inc ‘A’	272,427	6,938,716
Monster Beverage Corp *	22,928	1,212,433
PepsiCo Inc	237,254	16,235,291
Philip Morris International Inc	256,214	21,429,739
Reynolds American Inc	49,796	2,063,048
Safeway Inc	36,534	660,900
Sysco Corp	90,070	2,851,616
The Clorox Co	19,978	1,462,789
The Coca-Cola Co	591,588	21,445,065
The Estee Lauder Cos Inc ‘A’	36,777	2,201,471
The Hershey Co	22,980	1,659,616
The J.M. Smucker Co	16,673	1,437,879
The Kroger Co	78,921	2,053,524
The Procter & Gamble Co	419,334	28,468,585
Tyson Foods Inc ‘A’	44,189	857,267
Wal-Mart Stores Inc	256,541	17,503,792
Walgreen Co	131,681	4,873,514
Whole Foods Market Inc	26,435	2,414,308

		207,406,579

Energy - 10.8%

Anadarko Petroleum Corp	76,607	5,692,666
Apache Corp	59,975	4,708,038
Baker Hughes Inc	67,366	2,751,227
Cabot Oil & Gas Corp	32,183	1,600,782
Cameron International Corp *	37,795	2,133,906

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Chesapeake Energy Corp	79,382	$1,319,329
Chevron Corp	300,091	32,451,841
ConocoPhillips	186,110	10,792,519
CONSOL Energy Inc	34,912	1,120,675
Denbury Resources Inc *	59,430	962,766
Devon Energy Corp	57,718	3,003,645
Diamond Offshore Drilling Inc	10,609	720,988
Ensco PLC ‘A’ (United Kingdom)	35,584	2,109,420
EOG Resources Inc	41,521	5,015,322
EQT Corp	22,941	1,353,060
Exxon Mobil Corp	699,197	60,515,500
FMC Technologies Inc *	36,427	1,560,168
Halliburton Co	142,241	4,934,340
Helmerich & Payne Inc	16,227	908,874
Hess Corp	45,538	2,411,692
Kinder Morgan Inc	96,914	3,423,972
Marathon Oil Corp	108,258	3,319,190
Marathon Petroleum Corp	51,978	3,274,614
Murphy Oil Corp	28,308	1,685,741
Nabors Industries Ltd * (Bermuda)	44,314	640,337
National Oilwell Varco Inc	65,433	4,472,346
Newfield Exploration Co *	20,599	551,641
Noble Corp (Switzerland)	38,734	1,348,718
Noble Energy Inc	27,258	2,773,229
Occidental Petroleum Corp	124,211	9,515,805
Peabody Energy Corp	41,143	1,094,815
Phillips 66	95,948	5,094,839
Pioneer Natural Resources Co	18,877	2,012,099
QEP Resources Inc	27,305	826,522
Range Resources Corp	24,908	1,564,970
Rowan Cos PLC ‘A’ * (United Kingdom)	18,952	592,629
Schlumberger Ltd (Netherlands)	203,547	14,103,772
Southwestern Energy Co *	53,521	1,788,137
Spectra Energy Corp	102,023	2,793,390
Tesoro Corp	21,486	946,458
The Williams Cos Inc	103,263	3,380,831
Valero Energy Corp	84,820	2,894,058
WPX Energy Inc *	30,542	454,465

		214,619,336

Financials - 15.3%

ACE Ltd (Switzerland)	52,082	4,156,144
Aflac Inc	71,866	3,817,522
American Express Co	149,357	8,585,040
American International Group Inc *	226,324	7,989,237
American Tower Corp REIT	60,598	4,682,407
Ameriprise Financial Inc	31,617	1,980,173
Aon PLC (United Kingdom)	48,928	2,720,397
Apartment Investment & Management Co ‘A’ REIT	22,202	600,786
Assurant Inc	12,168	422,230
AvalonBay Communities Inc REIT	17,524	2,376,079
Bank of America Corp	1,652,585	19,169,986
BB&T Corp	107,215	3,121,029
Berkshire Hathaway Inc ‘B’ *	279,751	25,093,665
BlackRock Inc	19,255	3,980,201
Boston Properties Inc REIT	23,114	2,445,692
Capital One Financial Corp	89,162	5,165,155
CBRE Group Inc ‘A’ *	46,184	919,062
Cincinnati Financial Corp	22,372	876,088
Citigroup Inc	449,636	17,787,600
CME Group Inc ‘A’	46,993	2,383,015
Comerica Inc	29,304	889,083
Discover Financial Services	77,493	2,987,355
E*TRADE Financial Corp *	39,103	349,972
Equity Residential REIT	49,299	2,793,774
Fifth Third Bancorp	137,857	2,094,048
First Horizon National Corp	38,078	377,353
Franklin Resources Inc	21,136	2,656,795
Genworth Financial Inc ‘A’ *	75,108	564,061

	Shares	Value
HCP Inc REIT	69,274	$3,129,799
Health Care REIT Inc	39,785	2,438,423
Host Hotels & Resorts Inc REIT	111,000	1,739,370
Hudson City Bancorp Inc	72,699	591,043
Huntington Bancshares Inc	131,277	838,860
IntercontinentalExchange Inc *	11,118	1,376,520
Invesco Ltd (Bermuda)	68,034	1,775,007
JPMorgan Chase & Co	582,881	25,629,278
KeyCorp	143,351	1,207,015
Kimco Realty Corp REIT	62,426	1,206,070
Legg Mason Inc	18,108	465,738
Leucadia National Corp	30,233	719,243
Lincoln National Corp	42,307	1,095,751
Loews Corp	47,761	1,946,261
M&T Bank Corp	18,626	1,834,102
Marsh & McLennan Cos Inc	83,418	2,875,418
MetLife Inc	167,243	5,508,984
Moody’s Corp	29,765	1,497,775
Morgan Stanley	211,816	4,049,922
Northern Trust Corp	33,475	1,679,106
NYSE Euronext	37,408	1,179,848
People’s United Financial Inc	53,776	650,152
Plum Creek Timber Co Inc REIT	24,782	1,099,577
Principal Financial Group Inc	42,430	1,210,104
Prologis Inc REIT	70,619	2,576,887
Prudential Financial Inc	71,246	3,799,549
Public Storage REIT	22,095	3,202,891
Regions Financial Corp	216,658	1,542,605
Simon Property Group Inc REIT	47,424	7,497,260
SLM Corp	71,077	1,217,549
State Street Corp	71,352	3,354,258
SunTrust Banks Inc	82,552	2,340,349
T. Rowe Price Group Inc	39,050	2,543,327
The Allstate Corp	73,964	2,971,134
The Bank of New York Mellon Corp	179,336	4,608,935
The Charles Schwab Corp	168,009	2,412,609
The Chubb Corp	40,214	3,028,918
The Goldman Sachs Group Inc	67,768	8,644,486
The Hartford Financial Services Group Inc	66,811	1,499,239
The NASDAQ OMX Group Inc	18,096	452,581
The PNC Financial Services Group Inc	81,099	4,728,883
The Progressive Corp	85,480	1,803,628
The Travelers Cos Inc	58,541	4,204,415
Torchmark Corp	14,624	755,622
U.S. Bancorp	288,456	9,213,285
Unum Group	42,355	881,831
Ventas Inc REIT	45,289	2,931,104
Vornado Realty Trust REIT	25,948	2,077,916
Wells Fargo & Co	750,849	25,664,019
Weyerhaeuser Co REIT	82,965	2,308,086
XL Group PLC (Ireland)	46,237	1,158,699
Zions Bancorp	28,090	601,126

		304,748,506

Health Care - 11.8%

Abbott Laboratories	242,356	15,874,318
Aetna Inc	51,261	2,373,384
Agilent Technologies Inc	53,380	2,185,377
Alexion Pharmaceuticals Inc *	29,770	2,792,724
Allergan Inc	47,136	4,323,785
AmerisourceBergen Corp	36,189	1,562,641
Amgen Inc	117,710	10,160,727
Baxter International Inc	84,213	5,613,639
Becton Dickinson & Co	30,247	2,365,013
Biogen Idec Inc *	36,267	5,319,281
Boston Scientific Corp *	211,150	1,209,890
Bristol-Myers Squibb Co	253,234	8,252,896
C.R. Bard Inc	11,774	1,150,791
Cardinal Health Inc	52,132	2,146,796
CareFusion Corp *	33,885	968,433

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Celgene Corp *	64,907	$5,109,479
Cerner Corp *	22,335	1,734,089
CIGNA Corp	43,905	2,347,161
Coventry Health Care Inc	20,577	922,467
Covidien PLC (Ireland)	72,653	4,194,984
DaVita HealthCare Partners Inc *	12,886	1,424,290
DENTSPLY International Inc	21,767	862,191
Edwards Lifesciences Corp *	17,683	1,594,476
Eli Lilly & Co	156,553	7,721,194
Express Scripts Holding Co *	125,152	6,758,208
Forest Laboratories Inc *	35,902	1,268,059
Gilead Sciences Inc *	116,154	8,531,511
Hospira Inc *	25,209	787,529
Humana Inc	24,315	1,668,738
Intuitive Surgical Inc *	6,105	2,993,709
Johnson & Johnson	424,932	29,787,733
Laboratory Corp of America Holdings *	14,546	1,259,975
Life Technologies Corp *	26,452	1,298,264
McKesson Corp	36,174	3,507,431
Medtronic Inc	155,170	6,365,073
Merck & Co Inc	466,134	19,083,526
Mylan Inc *	62,415	1,715,164
Patterson Cos Inc	12,930	442,594
PerkinElmer Inc	17,552	557,100
Perrigo Co	13,512	1,405,653
Pfizer Inc	1,129,160	28,319,333
Quest Diagnostics Inc	24,341	1,418,350
St. Jude Medical Inc	47,354	1,711,374
Stryker Corp	44,313	2,429,239
Tenet Healthcare Corp *	16,263	528,060
Thermo Fisher Scientific Inc	55,291	3,526,460
UnitedHealth Group Inc	156,706	8,499,733
Varian Medical Systems Inc *	16,826	1,181,858
Waters Corp *	13,365	1,164,359
Watson Pharmaceuticals Inc *	19,567	1,682,762
WellPoint Inc	46,529	2,834,547
Zimmer Holdings Inc	26,621	1,774,556

		234,710,924

Industrials - 10.0%

3M Co	97,593	9,061,510
Avery Dennison Corp	15,373	536,825
C.H. Robinson Worldwide Inc	24,669	1,559,574
Caterpillar Inc	100,255	8,980,843
Cintas Corp	16,363	669,247
CSX Corp	158,332	3,123,890
Cummins Inc	27,084	2,934,551
Danaher Corp	89,308	4,992,317
Deere & Co	60,041	5,188,743
Dover Corp	27,504	1,807,288
Eaton Corp PLC (Ireland)	70,771	3,835,788
Emerson Electric Co	111,110	5,884,386
Equifax Inc	18,300	990,396
Expeditors International of Washington Inc	32,074	1,268,527
Fastenal Co	41,332	1,929,791
FedEx Corp	44,770	4,106,304
Flowserve Corp	7,689	1,128,745
Fluor Corp	25,539	1,500,161
General Dynamics Corp	50,863	3,523,280
General Electric Co	1,608,200	33,756,118
Honeywell International Inc	120,093	7,622,303
Illinois Tool Works Inc	65,440	3,979,406
Ingersoll-Rand PLC (Ireland)	42,998	2,062,184
Iron Mountain Inc	25,510	792,085
Jacobs Engineering Group Inc *	19,925	848,207
Joy Global Inc	16,168	1,031,195
L-3 Communications Holdings Inc	14,469	1,108,615
Lockheed Martin Corp	41,167	3,799,302
Masco Corp	54,515	908,220
Norfolk Southern Corp	48,520	3,000,477

	Shares	Value
Northrop Grumman Corp	37,689	$2,547,023
PACCAR Inc	54,142	2,447,760
Pall Corp	17,093	1,030,024
Parker Hannifin Corp	22,863	1,944,727
Pentair Ltd (Switzerland)	32,319	1,588,479
Pitney Bowes Inc	30,590	325,478
Precision Castparts Corp	22,306	4,225,203
Quanta Services Inc *	32,534	887,853
Raytheon Co	50,643	2,915,011
Republic Services Inc	45,812	1,343,666
Robert Half International Inc	21,606	687,503
Rockwell Automation Inc	21,404	1,797,722
Rockwell Collins Inc	21,561	1,254,203
Roper Industries Inc	15,068	1,679,781
Ryder System Inc	7,821	390,503
Snap-on Inc	8,874	700,957
Southwest Airlines Co	113,497	1,162,209
Stanley Black & Decker Inc	25,872	1,913,752
Stericycle Inc *	13,148	1,226,314
Textron Inc	43,130	1,069,193
The ADT Corp	35,600	1,655,044
The Boeing Co	104,043	7,840,680
The Dun & Bradstreet Corp	6,846	538,438
Tyco International Ltd (Switzerland)	71,343	2,086,783
Union Pacific Corp	72,161	9,072,081
United Parcel Service Inc ‘B’	109,767	8,093,121
United Technologies Corp	129,279	10,602,171
W.W. Grainger Inc	9,182	1,858,161
Waste Management Inc	66,805	2,254,001
Xylem Inc	28,324	767,580

		197,835,699

Information Technology - 18.7%

Accenture PLC ‘A’ (Ireland)	97,885	6,509,353
Adobe Systems Inc *	75,858	2,858,329
Advanced Micro Devices Inc *	91,546	219,710
Akamai Technologies Inc *	27,185	1,112,138
Altera Corp	49,097	1,690,901
Amphenol Corp ‘A’	24,597	1,591,426
Analog Devices Inc	46,161	1,941,532
Apple Inc	144,247	76,887,978
Applied Materials Inc	183,965	2,104,560
Autodesk Inc *	34,554	1,221,484
Automatic Data Processing Inc	74,409	4,242,057
BMC Software Inc *	21,942	870,220
Broadcom Corp ‘A’ *	79,504	2,640,328
CA Inc	51,569	1,133,487
Cisco Systems Inc	814,047	15,996,024
Citrix Systems Inc *	28,576	1,878,872
Cognizant Technology Solutions Corp ‘A’ *	46,038	3,409,114
Computer Sciences Corp	23,710	949,586
Corning Inc	226,895	2,863,415
Dell Inc	223,975	2,268,867
eBay Inc *	178,543	9,109,264
Electronic Arts Inc *	47,033	683,389
EMC Corp *	322,965	8,171,015
F5 Networks Inc *	12,125	1,177,944
Fidelity National Information Services Inc	38,252	1,331,552
First Solar Inc *	9,109	281,286
Fiserv Inc *	20,511	1,620,984
FLIR Systems Inc	23,168	516,878
Google Inc ‘A’ *	40,812	28,950,808
Harris Corp	17,388	851,316
Hewlett-Packard Co	301,354	4,294,295
Intel Corp	763,216	15,745,146
International Business Machines Corp	162,892	31,201,963
Intuit Inc	42,640	2,537,080
Jabil Circuit Inc	28,528	550,305
JDS Uniphase Corp *	35,730	483,784
Juniper Networks Inc *	79,235	1,558,552

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
KLA-Tencor Corp	25,542	$1,219,886
Lam Research Corp *	26,370	952,748
Linear Technology Corp	35,420	1,214,906
LSI Corp *	85,372	604,434
MasterCard Inc ‘A’	16,394	8,054,044
Microchip Technology Inc	29,776	970,400
Micron Technology Inc *	155,383	986,682
Microsoft Corp	1,161,490	31,046,628
Molex Inc	21,186	579,013
Motorola Solutions Inc	43,078	2,398,583
NetApp Inc *	55,043	1,846,693
NVIDIA Corp	95,649	1,175,526
Oracle Corp	576,510	19,209,313
Paychex Inc	49,539	1,542,644
QUALCOMM Inc	261,272	16,204,089
Red Hat Inc *	29,605	1,567,881
SAIC Inc	43,269	489,805
salesforce.com inc *	20,021	3,365,530
SanDisk Corp *	37,028	1,612,940
Seagate Technology PLC (Ireland)	51,635	1,573,835
Symantec Corp *	106,595	2,005,052
TE Connectivity Ltd (Switzerland)	64,894	2,408,865
Teradata Corp *	25,896	1,602,703
Teradyne Inc *	28,586	482,818
Texas Instruments Inc	171,982	5,321,123
The Western Union Co	91,738	1,248,554
Total System Services Inc	24,671	528,453
VeriSign Inc *	23,860	926,245
Visa Inc ‘A’	79,930	12,115,789
Western Digital Corp	33,705	1,432,125
Xerox Corp	194,270	1,324,921
Xilinx Inc	40,053	1,437,903
Yahoo! Inc *	159,443	3,172,916

		372,077,989

Materials - 3.6%

Air Products & Chemicals Inc	32,614	2,740,228
Airgas Inc	10,755	981,824
Alcoa Inc	163,590	1,419,961
Allegheny Technologies Inc	16,329	495,748
Ball Corp	23,665	1,059,009
Bemis Co Inc	15,819	529,304
CF Industries Holdings Inc	9,631	1,956,634
Cliffs Natural Resources Inc	21,757	838,950
E.I. du Pont de Nemours & Co	142,943	6,428,147
Eastman Chemical Co	23,486	1,598,222
Ecolab Inc	40,395	2,904,401
FMC Corp	21,062	1,232,548
Freeport-McMoRan Copper & Gold Inc	145,511	4,976,476
International Flavors & Fragrances Inc	12,511	832,482
International Paper Co	67,286	2,680,674
LyondellBasell Industries NV ‘A’ (Netherlands)	58,174	3,321,154
MeadWestvaco Corp	26,736	852,076
Monsanto Co	81,955	7,757,041
Newmont Mining Corp	76,077	3,533,016
Nucor Corp	48,659	2,101,096
Owens-Illinois Inc *	25,172	535,408
PPG Industries Inc	23,499	3,180,590
Praxair Inc	45,590	4,989,825
Sealed Air Corp	29,703	520,100
Sigma-Aldrich Corp	18,449	1,357,477
The Dow Chemical Co	183,831	5,941,418
The Mosaic Co	42,390	2,400,546
The Sherwin-Williams Co	13,109	2,016,426
United States Steel Corp	22,100	527,527
Vulcan Materials Co	19,851	1,033,245

		70,741,553

	Shares	Value
Telecommunication Services - 3.0%

AT&T Inc	871,109	$29,365,084
CenturyLink Inc	95,674	3,742,767
Crown Castle International Corp *	44,924	3,241,716
Frontier Communications Corp	152,383	652,199
MetroPCS Communications Inc *	48,211	479,217
Sprint Nextel Corp *	460,353	2,610,202
Verizon Communications Inc	437,588	18,934,433
Windstream Corp	89,784	743,412

		59,769,030

Utilities - 3.4%

AGL Resources Inc	18,060	721,858
Ameren Corp	37,062	1,138,545
American Electric Power Co Inc	74,362	3,173,770
CenterPoint Energy Inc	65,546	1,261,760
CMS Energy Corp	40,460	986,415
Consolidated Edison Inc	44,873	2,492,246
Dominion Resources Inc	88,073	4,562,181
DTE Energy Co	26,351	1,582,378
Duke Energy Corp	107,960	6,887,848
Edison International	49,915	2,255,659
Entergy Corp	27,221	1,735,339
Exelon Corp	130,930	3,893,858
FirstEnergy Corp	64,080	2,675,981
Integrys Energy Group Inc	11,887	620,739
NextEra Energy Inc	64,867	4,488,148
NiSource Inc	47,413	1,180,110
Northeast Utilities	48,088	1,879,279
NRG Energy Inc	49,574	1,139,706
ONEOK Inc	31,388	1,341,837
Pepco Holdings Inc	35,176	689,801
PG&E Corp	65,885	2,647,259
Pinnacle West Capital Corp	16,821	857,535
PPL Corp	89,129	2,551,763
Public Service Enterprise Group Inc	77,511	2,371,837
SCANA Corp	20,164	920,285
Sempra Energy	34,461	2,444,663
Southern Co	133,991	5,736,155
TECO Energy Inc	31,138	521,873
The AES Corp	94,955	1,016,018
Wisconsin Energy Corp	35,203	1,297,231
Xcel Energy Inc	74,696	1,995,130

		67,067,207

Total Common Stocks (Cost $1,298,563,811)		1,953,713,316

	Principal Amount

SHORT-TERM INVESTMENT - 1.5%

Repurchase Agreement - 1.5%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $29,476,503; collateralized by U.S. Treasury Notes: 0.250% due 07/15/15 and value $30,070,000)	$29,476,486	29,476,486

Total Short-Term Investment (Cost $29,476,486)		29,476,486

TOTAL INVESTMENTS - 99.8% (Cost $1,328,040,297)		1,983,189,802

OTHER ASSETS & LIABILITIES, NET - 0.2%		4,815,616

NET ASSETS - 100.0%		$1,988,005,418

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	18.7%
Financials	15.3%
Health Care	11.8%
Consumer Discretionary	11.3%
Energy	10.8%
Consumer Staples	10.4%
Industrials	10.0%
Materials	3.6%
Utilities	3.4%
Telecommunication Services	3.0%
Short-Term Investment	1.5%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	As of December 31, 2012, $1,962,000 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

(d)	Open futures contracts outstanding as of December 31, 2012 were as follows:

Long Futures Outstanding	Number of Contracts	Notional Amount	Unrealized Depreciation
S&P 500 E-Mini (03/13)	481	$34,355,699	($202,294)

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$1,953,713,316	$1,953,713,316	$-	$-
	Short-Term Investment	29,476,486	-	29,476,486	-

	Total Assets	1,983,189,802	1,953,713,316	29,476,486	-

Liabilities	Derivatives:
	Equity Contracts
	Futures	(202,294)	(202,294)	-	-

	Total Liabilities	(202,294)	(202,294)	-	-

	Total	$1,982,987,508	$1,953,511,022	$29,476,486	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
RIGHTS - 0.0%

Health Care - 0.0%

Allos Therapeutics Inc Exp. 11/30/13 * +	7,990	$-

Total Rights (Cost $0)		-

COMMON STOCKS - 98.5%

Consumer Discretionary - 16.4%

1-800-FLOWERS.COM Inc ‘A’ *	18,692	68,600
American Axle & Manufacturing Holdings Inc *	51,830	580,496
American Greetings Corp ‘A’	22,930	387,288
Ameristar Casinos Inc	3,307	86,776
Asbury Automotive Group Inc *	2,452	78,538
Ascent Capital Group Inc ‘A’ *	10,941	677,686
Autoliv Inc	122,000	8,221,580
Barnes & Noble Inc *	20,143	303,958
Bassett Furniture Industries Inc	8,789	109,599
Beasley Broadcasting Group Inc ‘A’	3,040	14,866
Beazer Homes USA Inc *	19,075	322,177
bebe stores Inc	26,017	103,808
Belo Corp ‘A’	46,177	354,178
Big 5 Sporting Goods Corp	12,993	170,208
Biglari Holdings Inc *	830	323,717
Black Diamond Inc *	16,133	132,291
Bloomin’ Brands Inc *	3,813	59,635
Bluegreen Corp *	11,244	105,469
Bob Evans Farms Inc	19,557	786,191
Boyd Gaming Corp *	40,137	266,510
Brown Shoe Co Inc	374,142	6,872,989
Brunswick Corp	168,300	4,895,847
Cabela’s Inc *	3,374	140,864
Caesars Entertainment Corp *	2,903	20,089
Callaway Golf Co	50,297	326,930
Career Education Corp *	40,651	143,092
Carmike Cinemas Inc *	9,524	142,860
Carriage Services Inc	12,495	148,316
Carrols Restaurant Group Inc *	3,363	20,111
Casual Male Retail Group Inc *	32,849	137,966
Cavco Industries Inc *	456	22,791
Central European Media Enterprises Ltd ‘A’ * (Bermuda)	28,288	173,405
Cherokee Inc	557	7,636
Churchill Downs Inc	6,753	448,737
Chuy’s Holdings Inc *	1,332	29,757
Citi Trends Inc *	10,826	148,966
Columbia Sportswear Co	9,482	505,960
Conn’s Inc *	11,859	363,834
Cooper Tire & Rubber Co	6,540	165,854
Core-Mark Holding Co Inc	7,396	350,201
Corinthian Colleges Inc *	61,443	149,921
Crown Media Holdings Inc ‘A’ *	20,671	38,241
CSS Industries Inc	7,319	160,213
Culp Inc	6,782	101,798
Cumulus Media Inc ‘A’ *	47,541	126,934
Daily Journal Corp *	729	67,469
Dana Holding Corp	102,980	1,607,518
Del Frisco’s Restaurant Group Inc *	1,172	18,271
Delta Apparel Inc *	5,409	75,618
Denny’s Corp *	15,958	77,875
Destination Maternity Corp	5,787	124,768
Digital Generation Inc *	21,340	231,752
Drew Industries Inc	139,484	4,498,359
Education Management Corp *	20,471	89,663
Einstein Noah Restaurant Group Inc	675	8,242

	Shares	Value
Entercom Communications Corp ‘A’ *	18,938	$132,187
Entravision Communications Corp ‘A’	40,516	67,257
Ethan Allen Interiors Inc	19,551	502,656
Exide Technologies *	61,003	208,630
Federal-Mogul Corp *	14,170	113,643
Fiesta Restaurant Group Inc *	1,220	18,690
Fifth & Pacific Cos Inc *	79,742	992,788
Fisher Communications Inc	6,860	185,151
Five Below Inc *	4,258	136,426
Flexsteel Industries Inc	3,365	72,179
Fred’s Inc ‘A’	55,441	737,920
Frisch’s Restaurants Inc	2,530	46,805
Fuel Systems Solutions Inc *	9,084	133,535
G-III Apparel Group Ltd *	11,276	385,977
GameStop Corp ‘A’	189,800	4,762,082
Gentex Corp	356,800	6,714,976
Global Sources Ltd * (Bermuda)	12,891	83,534
Group 1 Automotive Inc	207,795	12,881,212
Harman International Industries Inc	63,000	2,812,320
Harte-Hanks Inc	34,464	203,338
Haverty Furniture Cos Inc	14,949	243,818
Helen of Troy Ltd * (Bermuda)	24,599	821,361
hhgregg Inc *	11,585	81,327
Hillenbrand Inc	194,800	4,404,428
Hooker Furniture Corp	8,363	121,514
Hovnanian Enterprises Inc ‘A’ *	81,866	573,062
Iconix Brand Group Inc *	54,990	1,227,377
International Speedway Corp ‘A’	21,487	593,471
Isle of Capri Casinos Inc *	16,078	90,037
Jack in the Box Inc *	6,574	188,016
JAKKS Pacific Inc	17,057	213,554
Johnson Outdoors Inc ‘A’ *	4,282	85,297
Jos. A. Bank Clothiers Inc *	49,556	2,110,094
Journal Communications Inc ‘A’ *	31,538	170,621
K-Swiss Inc ‘A’ *	19,840	66,662
Kayak Software Corp *	709	28,161
KB Home	59,981	947,700
Kirkland’s Inc *	10,665	112,942
Krispy Kreme Doughnuts Inc *	46,278	434,088
La-Z-Boy Inc	524,582	7,422,835
Life Time Fitness Inc *	2,491	122,582
LifeLock Inc *	1,012	8,228
Lifetime Brands Inc	7,682	81,506
LIN TV Corp ‘A’ *	23,829	179,432
Lincoln Educational Services Corp	18,051	100,905
Lithia Motors Inc ‘A’	16,842	630,228
Live Nation Entertainment Inc *	108,720	1,012,183
Luby’s Inc *	15,743	105,321
M.D.C. Holdings Inc	91,350	3,358,026
M/I Homes Inc *	16,640	440,960
Mac-Gray Corp	7,959	99,885
Maidenform Brands Inc *	227,247	4,429,044
Marcus Corp	15,400	192,038
Marine Products Corp	3,719	21,273
MarineMax Inc *	15,966	142,736
Marriott Vacations Worldwide Corp *	20,698	862,486
Martha Stewart Living Omnimedia Inc ‘A’ *	22,179	54,339
Matthews International Corp ‘A’	11,518	369,728
MDC Partners Inc ‘A’ (Canada)	12,475	140,967
Meredith Corp	28,206	971,697
Meritage Homes Corp *	18,030	673,420
Modine Manufacturing Co *	36,499	296,737
Monarch Casino & Resort Inc *	6,801	74,199
Morgans Hotel Group Co *	9,126	50,558
Movado Group Inc	12,725	390,403
NACCO Industries Inc ‘A’	4,312	261,695
National American University Holdings Inc	4,768	18,357
National CineMedia Inc	28,966	409,290
New York & Co Inc *	8,720	33,223
Nexstar Broadcasting Group Inc ‘A’ *	6,563	69,502

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Office Depot Inc *	220,682	$723,837
OfficeMax Inc	67,311	656,955
Orchard Supply Hardware Stores Corp ‘A’ *	1,366	10,122
Orient-Express Hotels Ltd ‘A’ * (Bermuda)	75,348	880,818
Outdoor Channel Holdings Inc	8,299	63,072
Penske Automotive Group Inc	24,466	736,182
Perfumania Holdings Inc *	4,033	19,842
Perry Ellis International Inc	9,249	184,055
Pier 1 Imports Inc	180,200	3,604,000
Pinnacle Entertainment Inc *	42,700	675,941
Quiksilver Inc *	101,333	430,665
RadioShack Corp	77,394	164,075
Reading International Inc ‘A’ *	12,870	77,349
Red Lion Hotels Corp *	10,409	82,127
Red Robin Gourmet Burgers Inc *	6,357	224,339
Regis Corp	353,593	5,982,794
Rent-A-Center Inc	46,122	1,584,752
Rentrak Corp *	2,915	56,813
Restoration Hardware Holdings Inc *	3,248	109,555
RG Barry Corp	352	4,988
Ruby Tuesday Inc *	49,611	389,942
Saga Communications Inc ‘A’	2,713	126,155
Saks Inc *	85,587	899,519
Salem Communications Corp ‘A’	8,166	44,586
Scholastic Corp	20,203	597,201
Scientific Games Corp ‘A’ *	35,069	304,048
Sealy Corp *	38,171	82,831
Shiloh Industries Inc	4,500	46,350
Shoe Carnival Inc	11,059	226,599
Shutterfly Inc *	20,828	622,132
Shutterstock Inc *	3,964	103,064
Sinclair Broadcast Group Inc ‘A’	35,984	454,118
Skechers U.S.A. Inc ‘A’ *	29,414	544,159
Sonic Automotive Inc ‘A’	33,120	691,877
Sonic Corp *	8,530	88,797
Sotheby’s	34,182	1,149,199
Spartan Motors Inc	26,533	130,808
Speedway Motorsports Inc	9,044	161,345
Stage Stores Inc	23,851	591,028
Standard Motor Products Inc	15,429	342,832
Standard Pacific Corp *	90,055	661,904
Stein Mart Inc	21,405	161,394
Steinway Musical Instruments Inc *	5,193	109,832
Stewart Enterprises Inc ‘A’	58,587	447,605
Stoneridge Inc *	21,805	111,642
Superior Industries International Inc	17,720	361,488
Systemax Inc	7,837	75,627
The Bon-Ton Stores Inc	10,023	121,479
The Cato Corp ‘A’	125,000	3,428,750
The Children’s Place *	11,729	519,477
The E.W. Scripps Co ‘A’ *	23,320	252,089
The Finish Line Inc ‘A’	24,557	464,864
The Jones Group Inc	63,751	705,086
The McClatchy Co ‘A’ *	45,746	149,589
The Men’s Wearhouse Inc	271,922	8,473,090
The New York Times Co ‘A’ *	105,933	903,608
The Pep Boys-Manny Moe & Jack	41,000	403,030
The Ryland Group Inc	15,150	552,975
The Warnaco Group Inc *	3,917	280,340
The Wet Seal Inc ‘A’ *	70,378	194,243
Thor Industries Inc	375,010	14,036,624
Tuesday Morning Corp *	32,842	205,262
Unifi Inc *	10,912	141,965
Universal Electronics Inc *	11,595	224,363
Universal Technical Institute Inc	5,677	56,997
Vail Resorts Inc	18,152	981,842
Valassis Communications Inc	12,006	309,515
Value Line Inc	191	1,713
VOXX International Corp *	13,838	93,130
West Marine Inc *	11,689	125,657

	Shares	Value
Weyco Group Inc	4,586	$107,129
Winnebago Industries Inc *	157,567	2,699,123
WMS Industries Inc *	42,801	749,017
World Wrestling Entertainment Inc ‘A’	1,888	14,896

		164,319,253

Consumer Staples - 1.3%

Alico Inc	1,539	56,374
Alliance One International Inc *	66,985	243,825
Annie’s Inc *	1,193	39,882
Arden Group Inc ‘A’	262	23,572
Cal-Maine Foods Inc	1,660	66,765
Central European Distribution Corp *	50,994	110,657
Central Garden & Pet Co ‘A’ *	25,582	267,332
Chiquita Brands International Inc *	35,507	292,933
Craft Brew Alliance Inc *	4,748	30,767
Darling International Inc *	63,713	1,021,957
Diamond Foods Inc	17,173	234,755
Dole Food Co Inc *	27,812	319,004
Elizabeth Arden Inc *	2,881	129,674
Farmer Bros. Co *	5,033	72,626
Fresh Del Monte Produce Inc (Cayman)	29,652	781,330
Griffin Land & Nurseries Inc	2,040	55,080
Harbinger Group Inc *	32,169	247,380
Harris Teeter Supermarkets Inc	29,511	1,137,944
Ingles Markets Inc ‘A’	9,500	163,970
Inter Parfums Inc	3,665	71,321
John B Sanfilippo & Son Inc	6,170	112,171
Lancaster Colony Corp	20,930	1,448,147
Nash Finch Co	9,440	200,883
Natural Grocers by Vitamin Cottage Inc *	3,369	64,314
Nature’s Sunshine Products Inc	3,568	51,665
Nutraceutical International Corp	6,785	112,224
Oil-Dri Corp of America	3,810	105,156
Omega Protein Corp *	15,394	94,211
Orchids Paper Products Co	2,252	45,535
Pilgrim’s Pride Corp *	9,059	65,678
Post Holdings Inc *	5,987	205,055
Prestige Brands Holdings Inc *	13,359	267,581
Revlon Inc ‘A’ *	8,765	127,092
Rite Aid Corp *	467,864	636,295
Seneca Foods Corp ‘A’ *	6,455	196,232
Smart Balance Inc *	45,897	592,071
Snyder’s-Lance Inc	3,944	95,090
Spartan Stores Inc	16,743	257,172
Spectrum Brands Holdings Inc *	2,932	131,735
SUPERVALU Inc	39,813	98,338
Susser Holdings Corp *	5,043	173,933
The Andersons Inc	14,438	619,390
The Pantry Inc *	16,365	198,507
Tootsie Roll Industries Inc	1,237	32,063
TreeHouse Foods Inc *	9,098	474,279
Universal Corp	18,043	900,526
Vector Group Ltd	10,669	158,648
Village Super Market Inc ‘A’	6,593	216,646
Weis Markets Inc	8,640	338,429
Westway Group Inc *	8,018	53,480

		13,439,694

Energy - 9.4%

Adams Resources & Energy Inc	1,833	64,283
Alon USA Energy Inc	1,875	33,919
Amyris Inc *	23,022	71,829
Arch Coal Inc	164,955	1,207,471
Atwood Oceanics Inc *	187,600	8,590,204
Basic Energy Services Inc *	24,039	274,285
Bill Barrett Corp *	37,400	665,346
Bolt Technology Corp	6,589	94,025
Bonanza Creek Energy Inc *	6,592	183,192
BPZ Resources Inc *	57,118	179,922

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Bristow Group Inc	202,186	$10,849,301
C&J Energy Services Inc *	24,015	514,882
Cal Dive International Inc *	74,241	128,437
Callon Petroleum Co *	30,765	144,595
Carrizo Oil & Gas Inc *	4,226	88,408
Clayton Williams Energy Inc *	4,145	165,800
Cloud Peak Energy Inc *	47,461	917,421
Comstock Resources Inc *	37,350	565,105
Contango Oil & Gas Co	788	33,380
Crimson Exploration Inc *	17,014	46,618
Crosstex Energy Inc	3,292	47,207
CVR Energy Inc *	4,317	210,626
Dawson Geophysical Co *	6,084	160,496
Delek US Holdings Inc	13,614	344,706
Diamondback Energy Inc *	5,800	110,896
Emerald Oil Inc *	12,315	64,531
Endeavour International Corp *	2,479	12,841
Energen Corp	118,510	5,343,616
Energy XXI Ltd (Bermuda)	16,701	537,605
EPL Oil & Gas Inc *	21,564	486,268
Exterran Holdings Inc *	50,328	1,103,190
Forbes Energy Services Ltd *	10,980	27,779
Forest Oil Corp *	91,447	611,780
Frontline Ltd * (Bermuda)	40,333	131,486
GasLog Ltd (Bermuda)	11,697	145,394
Gastar Exploration Ltd * (Canada)	47,093	56,983
Gevo Inc *	2,671	4,113
Green Plains Renewable Energy Inc *	19,209	151,943
Gulf Island Fabrication Inc	11,242	270,145
Gulfmark Offshore Inc ‘A’	16,314	562,017
Gulfport Energy Corp *	28,751	1,098,863
Halcon Resources Corp *	10,841	75,020
Hallador Energy Co	5,242	43,299
Harvest Natural Resources Inc *	28,700	260,309
Heckmann Corp *	102,068	411,334
Helix Energy Solutions Group Inc *	437,739	9,034,933
Hercules Offshore Inc *	123,112	760,832
Hornbeck Offshore Services Inc *	27,451	942,667
Key Energy Services Inc *	117,473	816,437
Knightsbridge Tankers Ltd (Bermuda)	19,366	101,672
Magnum Hunter Resources Corp *	74,228	296,170
Matador Resources Co *	1,882	15,432
Matrix Service Co *	16,087	185,000
McMoRan Exploration Co *	78,862	1,265,735
Midstates Petroleum Co Inc *	9,972	68,707
Miller Energy Resources Inc *	24,334	96,363
Mitcham Industries Inc *	3,624	49,395
Natural Gas Services Group Inc *	9,581	157,320
Newpark Resources Inc *	69,974	549,296
Nordic American Tankers Ltd (Bermuda)	41,029	359,004
Oil States International Inc *	115,000	8,227,100
Parker Drilling Co *	91,322	420,081
PDC Energy Inc *	23,269	772,763
Penn Virginia Corp	42,933	189,335
PetroQuest Energy Inc *	44,097	218,280
PHI Inc *	9,340	312,797
Pioneer Energy Services Corp *	37,993	275,829
Quicksilver Resources Inc *	90,957	260,137
Renewable Energy Group Inc *	4,902	28,726
Resolute Energy Corp *	37,257	302,899
REX American Resources Corp *	3,758	72,492
Rex Energy Corp *	33,544	436,743
Rowan Cos PLC ‘A’ * (United Kingdom)	300,080	9,383,502
Scorpio Tankers Inc *	43,138	306,711
SemGroup Corp ‘A’ *	32,800	1,281,824
Ship Finance International Ltd (Bermuda)	37,974	631,508
Stone Energy Corp *	38,459	789,179
Swift Energy Co *	33,282	512,210
Synergy Resources Corp *	28,747	154,946
Teekay Tankers Ltd ‘A’	49,234	142,779

	Shares	Value
Tesco Corp * (Canada)	23,607	$268,884
TETRA Technologies Inc *	60,317	457,806
Tidewater Inc	193,200	8,632,176
Triangle Petroleum Corp *	34,363	205,834
Unit Corp *	150,000	6,757,500
Uranium Energy Corp *	35,260	90,266
Vantage Drilling Co * (Cayman)	147,386	269,716
W&T Offshore Inc	25,171	403,491
Warren Resources Inc *	44,988	126,416
Western Refining Inc	18,480	520,951
Westmoreland Coal Co *	8,534	79,708
Willbros Group Inc *	23,057	123,586
ZaZa Energy Corp *	10,898	22,341

		94,468,349

Financials - 23.4%

1st Source Corp	11,713	258,740
1st United Bancorp Inc	23,074	144,213
Access National Corp	6,191	80,483
AG Mortgage Investment Trust Inc REIT	17,730	416,300
Agree Realty Corp REIT	8,979	240,547
Alliance Financial Corp	3,751	163,206
Alterra Capital Holdings Ltd (Bermuda)	66,953	1,887,405
American Assets Trust Inc REIT	25,600	715,008
American Capital Mortgage Investment Corp REIT	28,787	678,510
American Equity Investment Life Holding Co	46,513	567,924
American National Bankshares Inc	6,303	127,258
American Realty Capital Trust Inc REIT	123,352	1,424,716
American Safety Insurance Holdings Ltd * (Bermuda)	6,600	124,872
Ameris Bancorp *	18,480	230,815
AMERISAFE Inc *	14,497	395,043
Ames National Corp	6,573	143,949
AmREIT Inc ‘B’	2,189	37,541
AmTrust Financial Services Inc	18,161	521,039
Anworth Mortgage Asset Corp REIT	108,247	625,668
Apollo Commercial Real Estate Finance Inc REIT	17,866	289,965
Apollo Investment Corp	158,593	1,325,838
Apollo Residential Mortgage Inc REIT	17,132	345,895
Ares Commercial Real Estate Corp REIT	6,049	99,325
Argo Group International Holdings Ltd (Bermuda)	20,334	683,019
Arlington Asset Investment Corp ‘A’	8,835	183,503
ARMOUR Residential REIT Inc	231,917	1,500,503
Arrow Financial Corp	7,753	193,437
Arthur J. Gallagher & Co	77,100	2,671,515
Artio Global Investors Inc	25,929	49,265
Ashford Hospitality Trust Inc REIT	41,337	434,452
Aspen Insurance Holdings Ltd (Bermuda)	152,880	4,904,390
Associated Estates Realty Corp REIT	21,732	350,320
Astoria Financial Corp	68,009	636,564
Asset Acceptance Capital Corp *	12,540	56,430
Asta Funding Inc	7,619	72,457
AV Homes Inc *	7,613	108,257
Baldwin & Lyons Inc ‘B’	7,545	180,024
BancFirst Corp	5,107	216,333
Banco Latinoamericano de Comercio Exterior SA ‘E’ (Multi-National)	22,080	476,045
BancorpSouth Inc	73,714	1,071,802
Bank Mutual Corp	36,595	157,359
Bank of Kentucky Financial Corp	4,682	115,786
Bank of Marin Bancorp	4,174	156,358
Bank of the Ozarks Inc	6,250	209,188
BankFinancial Corp	16,352	121,332
Banner Corp	15,001	460,981
Bar Harbor Bankshares	3,026	101,825
BBCN Bancorp Inc	60,799	703,444
Beneficial Mutual Bancorp Inc *	22,274	211,603

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Berkshire Bancorp Inc	3,714	$30,455
Berkshire Hills Bancorp Inc	19,222	458,637
BlackRock Kelso Capital Corp	35,092	353,026
BofI Holding Inc *	8,086	225,357
Boston Private Financial Holdings Inc	60,944	549,105
Bridge Bancorp Inc	6,840	139,126
Bridge Capital Holdings *	5,331	82,950
Brookline Bancorp Inc	54,795	465,758
Bryn Mawr Bank Corp	8,957	199,472
BSB Bancorp Inc *	6,201	75,838
C&F Financial Corp	2,540	98,908
Calamos Asset Management Inc ‘A’	15,261	161,309
California First National Bancorp	1,939	28,988
Camden National Corp	6,051	205,553
Campus Crest Communities Inc REIT	29,766	364,931
Cape Bancorp Inc	8,688	75,499
Capital Bank Financial Corp ‘A’ *	4,906	83,745
Capital City Bank Group Inc *	9,378	106,628
Capital Southwest Corp	2,351	234,230
CapLease Inc REIT	51,502	286,866
Capstead Mortgage Corp REIT	77,392	887,686
Cardinal Financial Corp	22,823	371,330
Cascade Bancorp *	4,786	29,960
Cash America International Inc	13,358	529,912
Cathay General Bancorp	61,344	1,196,208
Cedar Realty Trust Inc REIT	46,772	246,956
Center Bancorp Inc	9,479	109,767
Centerstate Banks Inc	23,664	201,854
Central Pacific Financial Corp *	16,826	262,317
Century Bancorp Inc ‘A’	2,674	88,108
Charter Financial Corp	5,204	55,162
Chatham Lodging Trust REIT	10,648	163,766
Chemical Financial Corp	199,249	4,734,156
Chesapeake Lodging Trust REIT	30,723	641,496
CIFC Corp *	5,140	41,120
Citizens & Northern Corp	9,553	180,552
Citizens Inc *	30,133	332,970
Citizens Republic Bancorp Inc *	31,218	592,205
City Holding Co	11,555	402,692
Clifton Savings Bancorp Inc	6,190	69,761
CNB Financial Corp	9,800	160,524
CNO Financial Group Inc	156,332	1,458,578
CoBiz Financial Inc	27,666	206,665
Colonial Properties Trust REIT	68,457	1,462,926
Colony Financial Inc REIT	40,544	790,608
Columbia Banking System Inc	31,068	557,360
Community Bank System Inc	30,838	843,728
Community Trust Bancorp Inc	10,992	360,318
Consolidated-Tomoka Land Co	3,221	99,883
Coresite Realty Corp REIT	8,122	224,655
Cousins Properties Inc REIT	71,327	595,580
Cowen Group Inc ‘A’ *	68,495	167,813
Crawford & Co ‘B’	20,677	165,002
Crescent Financial Bancshares Inc *	2,466	11,319
CreXus Investment Corp REIT	52,507	643,211
CubeSmart REIT	96,027	1,399,113
CVB Financial Corp	69,038	717,995
CYS Investments Inc REIT	137,108	1,619,246
DCT Industrial Trust Inc REIT	192,718	1,250,740
DFC Global Corp *	7,410	137,159
DiamondRock Hospitality Co REIT	146,461	1,318,149
Dime Community Bancshares Inc	24,526	340,666
Donegal Group Inc ‘A’	6,391	89,730
Doral Financial Corp *	100,008	72,416
Duff & Phelps Corp ‘A’	17,933	280,113
DuPont Fabros Technology Inc REIT	25,296	611,151
Dynex Capital Inc REIT	42,037	396,829
Eagle Bancorp Inc *	13,455	268,696
Eastern Insurance Holdings Inc	5,627	96,109
EastGroup Properties Inc REIT	1,346	72,428

	Shares	Value
Education Realty Trust Inc REIT	88,038	$936,724
EMC Insurance Group Inc	3,989	95,257
Encore Capital Group Inc *	3,598	110,171
Enstar Group Ltd * (Bermuda)	6,594	738,396
Enterprise Bancorp Inc	4,854	80,188
Enterprise Financial Services Corp	14,006	183,058
EPR Properties REIT	36,480	1,682,093
Equity One Inc REIT	42,956	902,506
ESB Financial Corp	8,206	113,817
ESSA Bancorp Inc	7,044	76,709
EverBank Financial Corp	17,608	262,535
Evercore Partners Inc ‘A’	20,343	614,155
Excel Trust Inc REIT	33,810	428,373
Ezcorp Inc ‘A’ *	11,755	233,454
F.N.B. Corp	109,168	1,159,364
Farmers National Banc Corp	14,932	92,578
FBL Financial Group Inc ‘A’	7,545	258,114
FBR & Co *	29,703	114,951
Federal Agricultural Mortgage Corp ‘C’	7,783	252,948
FelCor Lodging Trust Inc REIT *	39,265	183,368
Fidelity Southern Corp *	7,485	71,482
Fidus Investment Corp	9,480	155,946
Fifth Street Finance Corp	81,965	854,075
Financial Institutions Inc	10,875	202,601
First American Financial Corp	75,528	1,819,470
First Bancorp NC	11,977	153,545
First BanCorp PR *	55,505	254,213
First Busey Corp	58,335	271,258
First California Financial Group Inc *	17,819	137,563
First Commonwealth Financial Corp	82,308	561,341
First Community Bancshares Inc	13,818	220,673
First Connecticut Bancorp Inc	13,793	189,654
First Defiance Financial Corp	7,590	145,652
First Federal Bancshares of Arkansas Inc *	1,981	19,315
First Financial Bancorp	45,907	671,160
First Financial Bankshares Inc	24,630	960,816
First Financial Corp	8,825	266,868
First Financial Holdings Inc	12,827	167,777
First Financial Northwest Inc *	12,276	92,684
First Industrial Realty Trust Inc REIT *	76,422	1,076,022
First Interstate Bancsystem Inc	12,613	194,619
First Merchants Corp	22,300	330,932
First Midwest Bancorp Inc	58,377	730,880
First Pactrust Bancorp Inc	8,218	100,835
First Potomac Realty Trust REIT	39,434	487,404
FirstMerit Corp	85,677	1,215,757
Flushing Financial Corp	24,207	371,335
FNB United Corp *	2,039	23,652
Forestar Group Inc *	26,920	466,524
Fortegra Financial Corp *	5,358	47,633
Fox Chase Bancorp Inc	9,792	163,037
Franklin Financial Corp	10,197	169,066
Franklin Street Properties Corp REIT	56,687	697,817
FXCM Inc ‘A’	18,677	188,077
Gain Capital Holdings Inc	11,841	48,430
German American Bancorp Inc	9,913	215,310
Getty Realty Corp REIT	19,967	360,604
GFI Group Inc	54,443	176,395
Glacier Bancorp Inc	56,157	826,070
Gladstone Capital Corp	16,795	137,047
Gladstone Commercial Corp REIT	8,213	147,423
Gladstone Investment Corp	20,502	142,694
Glimcher Realty Trust REIT	11,282	125,117
Global Indemnity PLC * (Ireland)	8,147	180,293
Golub Capital BDC Inc	12,374	197,737
Government Properties Income Trust REIT	33,610	805,632
Gramercy Capital Corp REIT *	35,643	104,790
Great Southern Bancorp Inc	8,064	205,229
Greenlight Capital Re Ltd ‘A’ * (Cayman)	16,124	372,142
GSV Capital Corp *	15,334	129,266

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Guaranty Bancorp *	60,045	$117,088
Gyrodyne Co of America Inc REIT	24	1,729
Hallmark Financial Services Inc *	10,693	100,407
Hancock Holding Co	59,470	1,887,578
Hanmi Financial Corp *	24,531	333,376
Harris & Harris Group Inc *	25,067	82,721
HCC Insurance Holdings Inc	67,900	2,526,559
Healthcare Realty Trust Inc REIT	67,994	1,632,536
Heartland Financial USA Inc	11,389	297,822
Hercules Technology Growth Capital Inc	41,654	463,609
Heritage Commerce Corp *	16,340	114,053
Heritage Financial Corp	12,070	177,308
Heritage Financial Group Inc	5,794	79,899
Heritage Oaks Bancorp *	15,657	90,811
Hersha Hospitality Trust REIT	134,189	670,945
HFF Inc ‘A’	3,898	58,080
Highwoods Properties Inc REIT	7,382	246,928
Hilltop Holdings Inc *	31,432	425,589
Hingham Institution for Savings	808	50,581
Home Bancorp Inc *	5,275	96,269
Home BancShares Inc	17,253	569,694
Home Federal Bancorp Inc	11,381	141,466
Home Loan Servicing Solutions Ltd (Cayman)	22,573	426,630
Homeowners Choice Inc	5,426	112,807
HomeStreet Inc *	6,858	175,222
HomeTrust Bancshares Inc *	16,302	220,240
Horace Mann Educators Corp	31,201	622,772
Horizon Bancorp	5,097	100,156
Horizon Technology Finance Corp	6,119	91,112
Hudson Pacific Properties Inc REIT	27,713	583,636
Hudson Valley Holding Corp	12,360	192,445
IBERIABANK Corp	23,003	1,129,907
ICG Group Inc *	26,769	305,970
Independence Holding Co	6,358	60,528
Independent Bank Corp	17,234	498,924
Infinity Property & Casualty Corp	9,346	544,311
Inland Real Estate Corp REIT	32,839	275,191
International Bancshares Corp	41,684	752,396
INTL FCStone Inc *	10,838	188,690
Invesco Mortgage Capital Inc REIT	90,283	1,779,478
Investment Technology Group Inc *	30,380	273,420
Investors Bancorp Inc	28,627	508,988
Investors Real Estate Trust REIT	70,675	616,993
Investors Title Co	1,083	64,980
iStar Financial Inc REIT *	65,408	533,075
JAVELIN Mortgage Investment Corp	4,227	80,693
JMP Group Inc	13,102	79,529
Kansas City Life Insurance Co	3,189	121,692
KBW Inc	27,396	419,159
KCAP Financial Inc	17,542	161,211
Kearny Financial Corp	11,925	116,269
Kennedy-Wilson Holdings Inc	33,362	466,401
Kite Realty Group Trust REIT	49,814	278,460
Knight Capital Group Inc ‘A’ *	141,415	496,367
Lakeland Bancorp Inc	23,215	236,329
Lakeland Financial Corp	12,809	330,985
LaSalle Hotel Properties REIT	66,674	1,692,853
Lexington Realty Trust REIT	103,065	1,077,029
LTC Properties Inc REIT	18,516	651,578
Maiden Holdings Ltd (Bermuda)	40,228	369,695
Main Street Capital Corp	21,968	670,244
MainSource Financial Group Inc	15,661	198,425
Manning & Napier Inc	10,691	134,707
Marlin Business Services Corp	6,498	130,350
MB Financial Inc	42,587	841,093
MCG Capital Corp	57,391	263,999
Meadowbrook Insurance Group Inc	37,436	216,380
Medallion Financial Corp	14,182	166,497
Medical Properties Trust Inc REIT	105,987	1,267,605
Medley Capital Corp	22,401	326,159

	Shares	Value
Mercantile Bank Corp	6,815	$112,448
Merchants Bancshares Inc	4,107	109,944
Meridian Interstate Bancorp Inc *	6,114	102,593
Metro Bancorp Inc *	11,093	146,649
MetroCorp Bancshares Inc *	12,484	137,199
MGIC Investment Corp *	147,142	391,398
MicroFinancial Inc	4,237	30,845
Middleburg Financial Corp	4,202	74,207
Midsouth Bancorp Inc	6,682	109,251
MidWestOne Financial Group Inc	5,299	108,683
Monmouth Real Estate Investment Corp ‘A’ REIT	17,551	181,828
Montpelier Re Holdings Ltd (Bermuda)	241,097	5,511,477
MVC Capital Inc	18,951	230,255
NASB Financial Inc *	3,347	71,525
National Bank Holdings Corp ‘A’	5,461	103,704
National Bankshares Inc	5,562	180,153
National Financial Partners Corp *	31,701	543,355
National Interstate Corp	5,246	151,190
National Penn Bancshares Inc	96,407	898,513
National Western Life Insurance Co ‘A’	1,659	261,691
NBT Bancorp Inc	26,017	527,365
Nelnet Inc ‘A’	18,604	554,213
New Mountain Finance Corp	14,972	223,083
New York Mortgage Trust Inc REIT	38,690	244,521
NewStar Financial Inc *	20,481	286,939
NGP Capital Resources Co	17,530	126,567
Nicholas Financial Inc (Canada)	7,888	97,811
Northfield Bancorp Inc	11,492	175,253
Northrim BanCorp Inc	5,126	116,104
NorthStar Realty Finance Corp REIT	126,895	893,341
Northwest Bancshares Inc	76,277	926,003
OceanFirst Financial Corp	11,404	156,805
Ocwen Financial Corp *	78,580	2,718,082
OFS Capital Corp *	4,142	56,704
Old National Bancorp	79,194	940,033
Old Republic International Corp	493,000	5,250,450
OmniAmerican Bancorp Inc *	8,707	201,393
One Liberty Properties Inc REIT	9,128	185,207
OneBeacon Insurance Group Ltd ‘A’ (Bermuda)	18,584	258,318
Oppenheimer Holdings Inc ‘A’	8,170	141,096
Oriental Financial Group Inc	233,634	3,119,014
Oritani Financial Corp	23,263	356,389
Pacific Continental Corp	14,297	139,110
Pacific Mercantile Bancorp *	8,715	54,817
PacWest Bancorp	23,719	587,757
Park National Corp	8,894	574,819
Park Sterling Corp *	34,130	178,500
Parkway Properties Inc REIT	16,397	229,394
Peapack Gladstone Financial Corp	6,927	97,532
Pebblebrook Hotel Trust REIT	46,955	1,084,661
PennantPark Investment Corp	51,569	567,001
Penns Woods Bancorp Inc	2,832	105,945
Pennsylvania REIT	43,521	767,710
PennyMac Mortgage Investment Trust REIT	46,094	1,165,717
Peoples Bancorp Inc	8,512	173,900
Peoples Federal Bancshares Inc	4,593	79,872
PHH Corp *	44,029	1,001,660
PICO Holdings Inc *	17,796	360,725
Pinnacle Financial Partners Inc *	26,918	507,135
Piper Jaffray Cos *	11,846	380,612
Platinum Underwriters Holdings Ltd (Bermuda)	25,805	1,187,030
Potlatch Corp REIT	11,746	460,326
Preferred Bank *	9,270	131,634
Primerica Inc	34,406	1,032,524
PrivateBancorp Inc	47,126	721,970
Prospect Capital Corp	148,627	1,615,576
Prosperity Bancshares Inc	37,060	1,556,520
Protective Life Corp	395,900	11,314,822

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Provident Financial Holdings Inc	7,603	$133,053
Provident Financial Services Inc	46,953	700,539
Provident New York Bancorp	30,985	288,470
PS Business Parks Inc REIT	2,380	154,652
Pzena Investment Management Inc ‘A’	3,563	19,240
Radian Group Inc	104,013	635,519
RAIT Financial Trust REIT	39,002	220,361
Ramco-Gershenson Properties Trust REIT	35,823	476,804
Redwood Trust Inc REIT	61,364	1,036,438
Renasant Corp	19,684	376,752
Republic Bancorp Inc ‘A’	7,903	166,990
Resource America Inc ‘A’	9,505	63,398
Resource Capital Corp REIT	77,773	435,529
Retail Opportunity Investments Corp REIT	40,400	519,544
RLI Corp	32,837	2,123,240
RLJ Lodging Trust REIT	83,020	1,608,097
Rockville Financial Inc	22,462	289,760
Roma Financial Corp	5,785	87,469
Rouse Properties Inc REIT	17,023	288,029
Ryman Hospitality Properties REIT	7,357	282,950
S&T Bancorp Inc	22,641	409,123
S.Y. Bancorp Inc	9,607	215,389
Sabra Health Care REIT Inc	28,842	626,448
Safeguard Scientifics Inc *	16,265	239,909
Safety Insurance Group Inc	10,278	474,535
Sandy Spring Bancorp Inc	18,874	366,533
SCBT Financial Corp	12,858	516,634
SeaBright Holdings Inc	16,049	177,662
Seacoast Banking Corp of Florida *	57,102	91,934
Select Income REIT	8,792	217,778
Selective Insurance Group Inc	43,382	835,971
SI Financial Group Inc	8,287	95,301
Sierra Bancorp	9,641	110,197
Simmons First National Corp ‘A’	13,375	339,190
Simplicity Bancorp Inc	7,028	105,069
Solar Capital Ltd	30,509	729,470
Solar Senior Capital Ltd	7,664	143,010
Southside Bancshares Inc	13,488	284,057
Southwest Bancorp Inc *	15,197	170,206
Sovran Self Storage Inc REIT	2,004	124,448
Spirit Realty Capital Inc REIT	20,743	368,811
STAG Industrial Inc REIT	24,429	438,989
StanCorp Financial Group Inc	126,300	4,631,421
Starwood Property Trust Inc REIT	105,478	2,421,775
State Auto Financial Corp	10,280	153,583
State Bank Financial Corp	24,625	391,045
StellarOne Corp	17,999	254,506
Stellus Capital Investment Corp	1,300	21,294
Sterling Bancorp	24,539	223,550
Sterling Financial Corp	20,930	437,018
Stewart Information Services Corp	14,368	373,568
Stifel Financial Corp *	21,404	684,286
Strategic Hotels & Resorts Inc REIT *	21,794	139,482
Suffolk Bancorp *	7,629	99,940
Summit Hotel Properties Inc REIT	33,056	314,032
Sun Bancorp Inc *	30,998	109,733
Sunstone Hotel Investors Inc REIT *	106,396	1,139,501
Susquehanna Bancshares Inc	146,434	1,534,628
SWS Group Inc *	22,793	120,575
Symetra Financial Corp	60,186	781,214
Taylor Capital Group Inc *	12,714	229,488
TCP Capital Corp	4,593	67,701
Terreno Realty Corp REIT	9,764	150,756
Territorial Bancorp Inc	8,525	194,796
Texas Capital Bancshares Inc *	4,082	182,955
The Bancorp Inc *	22,801	250,127
The First Bancorp Inc	7,094	116,838
The First Marblehead Corp *	47,129	36,615
The First of Long Island Corp	6,106	172,922
The Hanover Insurance Group Inc	122,270	4,736,740

	Shares	Value
The Navigators Group Inc *	4,663	$238,139
The Phoenix Cos Inc *	4,580	113,263
THL Credit Inc	12,393	183,292
Thomas Properties Group Inc	25,295	136,846
TICC Capital Corp	32,985	333,808
Tompkins Financial Corp	8,687	344,353
Tower Group Inc	12,993	230,886
TowneBank	20,737	321,216
Tree.com Inc	2,008	36,204
Triangle Capital Corp	21,418	545,945
TriCo Bancshares	12,552	210,246
TrustCo Bank Corp NY	592,275	3,127,212
Trustmark Corp	50,679	1,138,250
Two Harbors Investment Corp REIT	229,789	2,546,062
UMB Financial Corp	25,241	1,106,565
UMH Properties Inc REIT	8,411	86,886
Umpqua Holdings Corp	87,185	1,027,911
Union First Market Bankshares Corp	15,971	251,863
United Bankshares Inc	20,808	506,051
United Community Banks Inc *	32,502	306,169
United Financial Bancorp Inc	16,010	251,677
United Fire Group Inc	15,830	345,727
Universal Health Realty Income Trust REIT	3,503	177,287
Universal Insurance Holdings Inc	15,553	68,122
Univest Corp of Pennsylvania	13,385	228,884
Urstadt Biddle Properties Inc ‘A’ REIT	4,244	83,522
Validus Holdings Ltd (Bermuda)	143,400	4,958,772
ViewPoint Financial Group	26,212	548,879
Virginia Commerce Bancorp Inc *	21,143	189,230
Virtus Investment Partners Inc *	2,257	272,962
Walker & Dunlop Inc *	8,947	149,057
Walter Investment Management Corp *	27,806	1,196,214
Washington Banking Co	12,305	167,594
Washington REIT	35,374	925,030
Washington Trust Bancorp Inc	11,336	298,250
Waterstone Financial Inc *	5,784	45,115
Webster Financial Corp	56,205	1,155,013
WesBanco Inc	19,758	439,023
West Bancorp Inc	12,482	134,556
West Coast Bancorp	14,907	330,190
Westamerica Bancorp	9,863	420,065
Western Alliance Bancorp *	56,850	598,631
Western Asset Mortgage Capital Corp REIT	14,495	286,566
Westfield Financial Inc	19,112	138,180
Whitestone REIT	10,485	147,314
Wilshire Bancorp Inc *	48,118	282,453
Winthrop Realty Trust REIT	22,846	252,448
Wintrust Financial Corp	28,300	1,038,610
WSFS Financial Corp	5,964	251,979

		234,061,742

Health Care - 3.9%

Affymetrix Inc *	55,143	174,803
Agenus Inc *	7,776	31,882
Almost Family Inc	6,506	131,812
Alphatec Holdings Inc *	43,166	71,224
AMAG Pharmaceuticals Inc *	3,389	49,852
Amedisys Inc *	23,278	262,343
AMN Healthcare Services Inc *	15,410	177,985
AmSurg Corp *	16,581	497,596
AngioDynamics Inc *	18,880	207,491
Arena Pharmaceuticals Inc *	19,518	176,052
ArthroCare Corp *	3,719	128,640
Assisted Living Concepts Inc ‘A’	15,411	150,257
Astex Pharmaceuticals Inc *	72,908	212,162
AVANIR Pharmaceuticals Inc ‘A’ *	9,119	23,983
AVEO Pharmaceuticals Inc *	2,201	17,718
BioScrip Inc *	24,864	267,785
Cambrex Corp *	11,325	128,878
Capital Senior Living Corp *	3,031	56,649

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Cerus Corp *	5,425	$17,143
Chindex International Inc *	8,960	94,080
Codexis Inc *	20,093	44,406
CONMED Corp	21,942	613,279
Cornerstone Therapeutics Inc *	6,594	31,190
Cross Country Healthcare Inc *	20,674	99,235
CryoLife Inc	21,652	134,892
Cumberland Pharmaceuticals Inc *	4,261	17,896
Curis Inc *	13,873	47,584
Cynosure Inc ‘A’ *	4,750	114,523
Cytori Therapeutics Inc *	10,362	29,221
Derma Sciences Inc *	8,281	92,002
Durata Therapeutics Inc *	984	7,518
Dynavax Technologies Corp *	16,141	46,163
Emergent BioSolutions Inc *	15,866	254,491
Enzon Pharmaceuticals Inc	29,429	130,370
Epocrates Inc *	897	7,912
Exactech Inc *	5,151	87,309
ExamWorks Group Inc *	18,330	256,437
Five Star Quality Care Inc *	19,644	98,416
Gentiva Health Services Inc *	23,795	239,140
Geron Corp *	102,299	144,242
Globus Medical Inc ‘A’ *	2,231	23,403
Greatbatch Inc *	18,276	424,734
Greenway Medical Technologies Inc *	1,407	21,612
GTx Inc *	3,397	14,267
Hanger Inc *	26,550	726,408
Harvard Bioscience Inc *	18,218	79,795
HealthSouth Corp *	11,616	245,214
Healthways Inc *	25,841	276,499
Hi-Tech Pharmacal Co Inc	5,147	180,042
Hill-Rom Holdings Inc	151,900	4,329,150
Horizon Pharma Inc *	13,050	30,407
Hyperion Therapeutics Inc *	276	3,113
ICU Medical Inc *	902	54,959
Idenix Pharmaceuticals Inc *	8,166	39,605
ImmunoGen Inc *	14,549	185,500
Integra LifeSciences Holdings Corp *	6,460	251,746
Intercept Pharmaceuticals Inc *	650	22,256
InterMune Inc *	22,424	217,289
Invacare Corp	24,565	400,409
Kindred Healthcare Inc *	41,083	444,518
KYTHERA Biopharmaceuticals Inc *	676	20,510
Lannett Co Inc *	12,902	63,994
Lexicon Pharmaceuticals Inc *	94,289	209,322
LHC Group Inc *	10,942	233,065
Magellan Health Services Inc *	20,187	989,163
Maxygen Inc	21,439	52,740
MedAssets Inc *	30,134	505,347
Merge Healthcare Inc *	11,075	27,355
Merit Medical Systems Inc *	30,928	429,899
Molina Healthcare Inc *	21,451	580,464
Momenta Pharmaceuticals Inc *	22,380	263,636
National Healthcare Corp	8,245	387,680
Natus Medical Inc *	8,876	99,234
Nektar Therapeutics *	26,070	193,179
NPS Pharmaceuticals Inc *	22,500	204,750
NuVasive Inc *	25,239	390,195
Omnicell Inc *	22,929	340,954
Orthofix International NV * (Netherlands)	2,855	112,287
Owens & Minor Inc	7,115	202,849
Pacific Biosciences of California Inc *	29,325	49,853
Palomar Medical Technologies Inc *	15,163	139,651
PDI Inc *	7,118	54,097
PDL BioPharma Inc	15,521	109,423
PharMerica Corp *	22,964	327,007
PhotoMedex Inc *	1,548	22,461
Regulus Therapeutics Inc *	1,212	7,636
Repligen Corp *	2,715	17,077
Rigel Pharmaceuticals Inc *	12,157	79,021

	Shares	Value
Rochester Medical Corp *	1,061	$10,695
Rockwell Medical Technologies Inc *	875	7,044
RTI Biologics Inc *	40,881	174,562
Select Medical Holdings Corp	27,588	260,155
Sequenom Inc *	21,195	100,040
Skilled Healthcare Group Inc ‘A’ *	1,162	7,402
Solta Medical Inc *	53,408	142,599
STERIS Corp	164,938	5,728,297
Sunrise Senior Living Inc *	9,101	130,872
Supernus Pharmaceuticals Inc *	3,204	22,973
SurModics Inc *	7,767	173,670
Symmetry Medical Inc *	19,694	207,181
Targacept Inc *	21,655	94,849
Teleflex Inc	72,000	5,134,320
TESARO Inc *	684	11,594
The Ensign Group Inc	5,207	141,578
The Providence Service Corp *	7,675	130,398
Tornier NV * (Netherlands)	3,652	61,317
Transcept Pharmaceuticals Inc *	8,943	39,796
Triple-S Management Corp ‘B’ *	15,002	277,087
Universal American Corp	29,460	253,061
Vanguard Health Systems Inc *	3,283	40,217
Vical Inc *	5,297	15,414
ViroPharma Inc *	51,220	1,165,767
Vocera Communications Inc *	3,205	80,446
WellCare Health Plans Inc *	17,367	845,599
West Pharmaceutical Services Inc	59,269	3,244,978
Wright Medical Group Inc *	30,533	640,888
XenoPort Inc *	4,829	37,521
XOMA Corp *	7,755	18,573
Young Innovations Inc	2,373	93,520
Zeltiq Aesthetics Inc *	7,417	34,341

		38,785,090

Industrials - 25.4%

A.O. Smith Corp	62,546	3,944,776
AAR Corp	441,008	8,238,029
ABM Industries Inc	41,703	831,975
ACCO Brands Corp *	47,563	349,112
Accuride Corp *	36,878	118,378
Aceto Corp	16,180	162,447
Actuant Corp ‘A’	45,702	1,275,543
Aegion Corp *	26,193	581,223
Aerovironment Inc *	5,389	117,157
Air Transport Services Group Inc *	41,922	168,107
Aircastle Ltd (Bermuda)	45,578	571,548
Alamo Group Inc	5,423	177,007
Alaska Air Group Inc *	3,067	132,157
Albany International Corp ‘A’	21,350	484,218
Altra Holdings Inc	9,533	210,203
AMERCO	6,744	855,207
Ameresco Inc ‘A’ *	3,750	36,787
American Railcar Industries Inc	7,357	233,438
American Science & Engineering Inc	5,314	346,526
American Superconductor Corp *	27,194	71,248
American Woodmark Corp *	22,480	625,394
Ampco-Pittsburgh Corp	6,763	135,125
API Technologies Corp *	24,433	71,833
Apogee Enterprises Inc	313,149	7,506,181
Applied Industrial Technologies Inc	58,694	2,465,735
ARC Document Solutions Inc *	24,117	61,739
Argan Inc	6,019	108,342
Arkansas Best Corp	19,896	190,007
Astec Industries Inc	186,969	6,231,677
AT Cross Co ‘A’ *	457	4,926
Atlas Air Worldwide Holdings Inc *	20,522	909,330
Barnes Group Inc	42,177	947,295
Belden Inc	3,906	175,731
BlueLinx Holdings Inc *	15,277	42,928
Brady Corp ‘A’	178,760	5,970,584

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Briggs & Stratton Corp	304,027	$6,408,889
CAI International Inc *	6,695	146,955
Carlisle Cos Inc	124,000	7,286,240
Cascade Corp	6,827	438,976
Casella Waste Systems Inc ‘A’ *	26,864	117,664
CBIZ Inc *	29,363	173,535
CDI Corp	8,988	153,964
Ceco Environmental Corp	915	9,104
Cenveo Inc *	41,286	111,472
CIRCOR International Inc	70,481	2,790,343
Columbus McKinnon Corp *	14,969	247,288
Comfort Systems USA Inc	20,699	251,700
Compx International Inc	782	11,069
Consolidated Graphics Inc *	5,826	203,444
Courier Corp	7,684	84,524
CRA International Inc *	8,019	158,536
Cubic Corp	5,750	275,827
Curtiss-Wright Corp	36,440	1,196,325
Deluxe Corp	13,122	423,053
DigitalGlobe Inc *	8,695	212,506
Douglas Dynamics Inc	17,336	249,465
Dycom Industries Inc *	3,341	66,152
Dynamic Materials Corp	6,670	92,713
Edgen Group Inc *	8,671	61,217
EMCOR Group Inc	206,865	7,159,598
Encore Wire Corp	12,803	388,059
Energy Recovery Inc *	34,080	115,872
EnergySolutions Inc *	44,602	139,158
EnerNOC Inc *	11,989	140,871
EnerSys *	32,128	1,208,977
Ennis Inc	20,216	312,741
Enphase Energy Inc *	1,301	4,749
EnPro Industries Inc *	188,121	7,694,149
ESCO Technologies Inc	14,140	528,977
Esterline Technologies Corp *	23,814	1,514,809
Federal Signal Corp *	43,534	331,294
Flow International Corp *	29,348	102,718
Franklin Covey Co *	3,228	41,641
Franklin Electric Co Inc	80,902	5,029,677
FreightCar America Inc	9,185	205,928
FTI Consulting Inc *	32,604	1,075,932
FuelCell Energy Inc *	86,752	79,552
Furmanite Corp *	29,287	157,271
G&K Services Inc ‘A’	14,657	500,537
Gardner Denver Inc	110,000	7,535,000
Genco Shipping & Trading Ltd *	23,851	83,240
GenCorp Inc *	9,706	88,810
Generac Holdings Inc	10,490	359,912
General Cable Corp *	52,100	1,584,361
Genesee & Wyoming Inc ‘A’ *	80,120	6,095,530
GeoEye Inc *	11,821	363,259
Gibraltar Industries Inc *	537,488	8,556,809
Global Power Equipment Group Inc	13,354	229,021
GP Strategies Corp *	1,151	23,768
Graco Inc	79,400	4,088,306
Granite Construction Inc	350,031	11,768,042
Great Lakes Dredge & Dock Co	41,197	367,889
Griffon Corp	35,254	404,011
H&E Equipment Services Inc	10,052	151,484
Hardinge Inc	9,235	91,796
Hawaiian Holdings Inc *	18,575	122,038
Heartland Express Inc	8,631	112,807
Heidrick & Struggles International Inc	13,925	212,495
Hill International Inc *	17,080	62,513
HNI Corp	1,948	58,557
Houston Wire & Cable Co	8,972	110,086
Hudson Global Inc *	25,947	116,243
Hurco Cos Inc *	4,917	113,091
Hyster-Yale Materials Handling Inc	8,493	414,458
ICF International Inc *	15,404	361,070

	Shares	Value
II-VI Inc *	6,042	$110,387
Insperity Inc	130,000	4,232,800
Insteel Industries Inc	12,987	162,078
International Shipholding Corp	4,131	68,079
Intersections Inc	2,390	22,657
JetBlue Airways Corp *	181,890	1,038,592
Kadant Inc *	9,068	240,393
Kaydon Corp	197,620	4,729,047
Kelly Services Inc ‘A’	20,647	324,984
Kennametal Inc	135,980	5,439,200
Kforce Inc	1,826	26,167
Kimball International Inc ‘B’	25,323	294,000
Knoll Inc	11,366	174,582
Korn/Ferry International *	37,136	588,977
Kratos Defense & Security Solutions Inc *	31,077	156,317
Layne Christensen Co *	15,426	374,389
LB Foster Co ‘A’	7,114	309,032
Lincoln Electric Holdings Inc	181,980	8,858,786
LMI Aerospace Inc *	6,173	119,386
LSI Industries Inc	15,346	107,575
Lydall Inc *	13,351	191,453
Marten Transport Ltd	12,005	220,772
McGrath RentCorp	122,825	3,564,381
Meritor Inc *	57,309	271,072
Met-Pro Corp	10,581	102,530
Metalico Inc *	30,452	59,686
Michael Baker Corp	6,705	167,156
Miller Industries Inc	8,532	130,113
Mine Safety Appliances Co	146,200	6,244,202
Mobile Mini Inc *	29,708	618,818
Moog Inc ‘A’ *	31,154	1,278,249
Mueller Industries Inc	164,614	8,235,638
Mueller Water Products Inc ‘A’	42,883	240,574
Multi-Color Corp	9,866	236,685
MYR Group Inc *	7,162	159,354
National Presto Industries Inc	3,340	230,794
Navigant Consulting Inc *	40,199	448,621
NCI Building Systems Inc *	14,039	195,142
NL Industries Inc	5,375	61,544
NN Inc *	13,446	123,165
Nordson Corp	55,000	3,471,600
Northwest Pipe Co *	7,285	173,820
Orbital Sciences Corp *	45,817	630,900
Orion Marine Group Inc *	21,195	154,935
Pacer International Inc *	24,097	93,978
Park-Ohio Holdings Corp *	410	8,737
Patriot Transportation Holding Inc *	4,863	138,255
Pendrell Corp *	127,900	162,433
Pentair Ltd (Switzerland)	94,800	4,659,420
Performant Financial Corp *	3,081	31,118
PGT Inc *	8,210	36,945
Pike Electric Corp	13,296	126,977
PMFG Inc *	16,200	147,258
Powell Industries Inc *	106,465	4,421,491
Preformed Line Products Co	1,608	95,547
Primoris Services Corp	17,071	256,748
Quad/Graphics Inc	19,497	397,544
Quality Distribution Inc *	10,626	63,756
Quanex Building Products Corp	28,583	583,379
Rand Logistics Inc *	12,618	82,017
Republic Airways Holdings Inc *	16,616	94,379
Resources Connection Inc	33,008	394,115
Rexnord Corp *	17,441	371,493
Roadrunner Transportation Systems Inc *	5,066	91,897
Robbins & Myers Inc	17,658	1,049,768
RPX Corp *	1,078	9,745
Rush Enterprises Inc ‘A’ *	25,704	531,302
Saia Inc *	10,163	234,969
Schawk Inc	279,993	3,684,708
Seaboard Corp	236	597,052

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
SeaCube Container Leasing Ltd (Bermuda)	7,360	$138,736
SIFCO Industries Inc	1,265	19,924
Simpson Manufacturing Co Inc	168,645	5,529,870
SkyWest Inc	421,588	5,252,986
Standex International Corp	7,572	388,368
Steelcase Inc ‘A’	51,046	650,326
Sterling Construction Co Inc *	11,360	112,918
Swisher Hygiene Inc *	88,227	154,397
Sykes Enterprises Inc *	30,181	459,355
Sypris Solutions Inc	3,134	12,411
TAL International Group Inc	11,323	411,931
Teledyne Technologies Inc *	18,626	1,211,994
Tetra Tech Inc *	9,164	242,388
The Dolan Co *	23,762	92,434
The Eastern Co	4,933	78,040
The Geo Group Inc	47,705	1,345,281
The Greenbrier Cos Inc *	17,730	286,694
The KEYW Holding Corp *	11,053	140,263
TMS International Corp ‘A’ *	4,755	59,533
TRC Cos Inc *	2,137	12,437
TriMas Corp *	1,970	55,081
Trinity Industries Inc	232,890	8,342,120
TrueBlue Inc *	8,583	135,182
Tutor Perini Corp *	27,621	378,408
Twin Disc Inc	6,721	117,147
UniFirst Corp	11,243	824,337
United Stationers Inc	29,739	921,612
Universal Forest Products Inc	229,894	8,745,168
Universal Truckload Services Inc	4,339	79,187
US Ecology Inc	5,365	126,292
Viad Corp	15,763	428,123
Vicor Corp *	12,687	68,764
VSE Corp	3,037	74,437
Wabash National Corp *	382,571	3,431,662
WageWorks Inc *	1,988	35,386
Watts Water Technologies Inc ‘A’	109,830	4,721,592
Werner Enterprises Inc	4,783	103,648
Wesco Aircraft Holdings Inc *	10,192	134,636
Willis Lease Finance Corp *	3,891	55,680
Zipcar Inc *	3,753	30,925

		254,093,316

Information Technology - 8.2%

Accelrys Inc *	42,946	388,661
Actuate Corp *	2,698	15,109
Acxiom Corp *	59,699	1,042,345
Advanced Energy Industries Inc *	30,798	425,320
Aeroflex Holding Corp *	15,322	107,254
Agilysys Inc *	11,191	93,669
Alpha & Omega Semiconductor Ltd * (Bermuda)	13,152	110,477
Ambarella Inc * (Cayman)	2,941	32,792
Amkor Technology Inc *	57,072	242,556
ANADIGICS Inc *	54,705	137,857
Anaren Inc *	9,413	183,083
Anixter International Inc	8,564	547,925
Applied Micro Circuits Corp *	50,606	425,090
ARRIS Group Inc *	76,341	1,140,535
Aspen Technology Inc *	4,039	111,638
ATMI Inc *	23,196	484,332
Audience Inc *	3,995	41,508
AVG Technologies NV * (Netherlands)	472	7,472
Aviat Networks Inc *	47,590	156,571
Avid Technology Inc *	22,949	173,953
Aware Inc	1,565	8,576
Axcelis Technologies Inc *	83,837	116,533
AXT Inc *	25,194	70,795
Bankrate Inc *	4,543	56,560
Bazaarvoice Inc *	473	4,423
Bel Fuse Inc ‘B’	8,196	160,232

	Shares	Value
Benchmark Electronics Inc *	489,035	$8,127,762
Black Box Corp	12,714	309,459
Blucora Inc *	26,328	413,613
Bottomline Technologies Inc *	19,319	509,828
Brightcove Inc *	180	1,627
Brooks Automation Inc	51,544	414,929
CACI International Inc ‘A’ *	16,161	889,340
Calix Inc *	20,264	155,830
Ceva Inc *	4,416	69,552
Checkpoint Systems Inc *	31,176	334,830
CIBER Inc *	56,834	189,826
Ciena Corp *	18,927	297,154
Coherent Inc	13,031	659,629
Cohu Inc	364,047	3,946,269
Computer Task Group Inc *	2,748	50,096
Comtech Telecommunications Corp	13,893	352,604
Convergys Corp	84,883	1,392,930
CSG Systems International Inc *	11,270	204,889
CTS Corp	26,475	281,429
Cymer Inc *	16,659	1,506,473
Daktronics Inc	21,560	238,669
DealerTrack Technologies Inc *	3,574	102,645
Demand Media Inc *	6,120	56,855
Demandware Inc *	267	7,294
Digi International Inc *	20,005	189,447
Digital River Inc *	28,609	411,684
Diodes Inc *	27,609	479,016
DSP Group Inc *	17,017	98,018
E2open Inc *	891	12,617
Earthlink Inc	82,343	531,936
Ebix Inc	5,541	89,044
Echelon Corp *	14,080	34,496
Electro Rent Corp	13,378	205,754
Electro Scientific Industries Inc	17,847	177,578
Electronics for Imaging Inc *	33,135	629,234
Eloqua Inc *	1,926	45,434
Emulex Corp *	67,494	492,706
Entegris Inc *	106,744	979,910
Entropic Communications Inc *	68,437	362,032
Envivio Inc *	4,455	7,573
EPIQ Systems Inc	22,625	289,147
ePlus Inc	3,086	127,575
Euronet Worldwide Inc *	39,381	929,392
Exa Corp *	1,133	11,024
Exar Corp *	25,071	223,132
Fabrinet * (Cayman)	17,235	226,468
FEI Co	1,809	100,327
Finisar Corp *	70,971	1,156,827
First Solar Inc *	46,791	1,444,906
FleetMatics Group PLC * (Ireland)	1,784	44,885
FormFactor Inc *	38,447	175,318
Gerber Scientific Inc Escrow Shares * +	12,750	-
Globecomm Systems Inc *	4,112	46,466
Glu Mobile Inc *	3,136	7,181
GSI Group Inc * (Canada)	21,577	186,857
GSI Technology Inc *	16,253	101,906
GT Advanced Technologies Inc *	14,668	44,297
Harmonic Inc *	91,304	462,911
Imation Corp *	23,857	111,412
Immersion Corp *	1,581	10,861
Infinera Corp *	8,947	51,982
Infoblox Inc *	333	5,984
Ingram Micro Inc ‘A’ *	232,900	3,940,668
Inphi Corp *	10,894	104,365
Insight Enterprises Inc *	34,420	597,875
Integrated Device Technology Inc *	110,579	807,227
Integrated Silicon Solution Inc *	21,347	192,123
Intermec Inc *	40,504	399,369
Internap Network Services Corp *	20,362	141,312
International Rectifier Corp *	53,731	952,651

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Intersil Corp ‘A’	99,060	$821,207
Intevac Inc *	17,836	81,511
IntraLinks Holdings Inc *	28,433	175,432
iPass Inc *	3,364	6,156
IXYS Corp	19,204	175,525
j2 Global Inc	6,248	191,064
Kemet Corp *	34,789	174,989
Key Tronic Corp *	6,820	69,837
Keynote Systems Inc	12,144	171,109
Kopin Corp *	52,313	174,202
KVH Industries Inc *	1,806	25,248
Lattice Semiconductor Corp *	91,632	365,612
Limelight Networks Inc *	46,521	103,277
Littelfuse Inc	1,619	99,908
Loral Space & Communications Inc	461	25,198
LTX-Credence Corp *	38,015	249,378
M/A-COM Technology Solutions Holdings Inc *	4,010	60,030
ManTech International Corp ‘A’	17,917	464,767
Marchex Inc ‘B’	17,735	72,891
Market Leader Inc *	2,740	17,947
Mattersight Corp *	338	1,680
Mattson Technology Inc *	47,544	39,937
MaxLinear Inc ‘A’ *	14,149	71,028
Measurement Specialties Inc *	1,334	45,836
MeetMe Inc *	12,766	44,553
MEMC Electronic Materials Inc *	140,082	449,663
Mentor Graphics Corp *	33,295	566,681
Mercury Systems Inc *	24,275	223,330
Methode Electronics Inc	28,757	288,433
Millennial Media Inc *	556	6,967
Mindspeed Technologies Inc *	27,986	130,974
MIPS Technologies Inc *	8,554	66,892
MKS Instruments Inc	40,833	1,052,675
ModusLink Global Solutions Inc *	30,544	88,578
MoneyGram International Inc *	11,960	158,948
Monster Worldwide Inc *	94,359	530,298
MoSys Inc *	26,376	91,788
Multi-Fineline Electronix Inc *	151,281	3,057,389
Nanometrics Inc *	18,143	261,622
NeoPhotonics Corp *	14,820	85,067
NETGEAR Inc *	16,279	641,718
Newport Corp *	29,599	398,107
Oclaro Inc *	57,032	89,540
OCZ Technology Group Inc *	52,008	99,335
OmniVision Technologies Inc *	40,753	573,802
Oplink Communications Inc *	14,913	232,345
Park Electrochemical Corp	16,153	415,617
PC Connection Inc	6,773	77,889
PCTEL Inc	14,393	103,630
Peregrine Semiconductor Corp *	3,126	47,859
Perficient Inc *	5,756	67,806
Pericom Semiconductor Corp *	18,338	147,254
Pervasive Software Inc *	9,573	85,295
Photronics Inc *	46,805	278,958
Plantronics Inc	22,018	811,804
Plexus Corp *	15,301	394,766
PLX Technology Inc *	3,234	11,739
Power-One Inc *	52,735	216,741
Progress Software Corp *	48,816	1,024,648
Proofpoint Inc *	366	4,505
QAD Inc ‘A’	465	6,696
QLogic Corp *	57,235	556,897
Qualys Inc *	1,697	25,099
Quantum Corp *	172,817	214,293
QuickLogic Corp *	4,619	10,023
QuinStreet Inc *	25,381	170,560
Radisys Corp *	17,029	50,746
Rambus Inc *	79,453	387,731
RealD Inc *	4,513	50,591
RealNetworks Inc *	17,067	129,027

	Shares	Value
RF Micro Devices Inc *	189,694	$849,829
Richardson Electronics Ltd	10,001	113,211
Rofin-Sinar Technologies Inc *	322,185	6,984,971
Rogers Corp *	7,312	363,114
Rosetta Stone Inc *	4,330	53,432
Rubicon Technology Inc *	13,305	81,294
Ruckus Wireless Inc *	3,575	80,545
Rudolph Technologies Inc *	24,904	334,959
Sanmina Corp *	63,307	700,808
Sapiens International Corp NV * (Netherlands)	10,953	43,812
ScanSource Inc *	21,352	678,353
SeaChange International Inc *	22,334	215,970
ShoreTel Inc *	4,868	20,640
Sigma Designs Inc *	25,381	130,712
Silicon Graphics International Corp *	23,485	240,252
Silicon Image Inc *	11,038	54,748
Sonus Networks Inc *	151,596	257,713
Spansion Inc ‘A’ *	37,406	520,317
SS&C Technologies Holdings Inc *	19,115	441,939
STEC Inc *	27,475	135,452
STR Holdings Inc *	23,050	58,086
SunPower Corp *	16,292	91,561
Super Micro Computer Inc *	2,528	25,786
Supertex Inc	7,984	140,119
support.com Inc *	11,642	48,664
Sycamore Networks Inc	15,773	35,332
Symmetricom Inc *	32,506	187,560
Synacor Inc *	484	2,647
SYNNEX Corp *	20,378	700,596
TechTarget Inc *	12,375	68,681
TeleNav Inc *	12,703	101,370
TeleTech Holdings Inc *	17,807	316,965
Tellabs Inc	284,772	649,280
Telular Corp	5,332	50,494
Tessco Technologies Inc	2,108	46,671
Tessera Technologies Inc	40,327	662,169
TiVo Inc *	48,481	597,286
TriQuint Semiconductor Inc *	131,179	634,906
Trulia Inc *	1,439	23,369
TTM Technologies Inc *	41,194	378,985
Ultra Clean Holdings Inc *	21,050	103,355
Unisys Corp *	16,726	289,360
United Online Inc	70,503	394,112
Unwired Planet Inc *	3,210	3,852
ValueClick Inc *	23,246	451,205
VASCO Data Security International Inc *	12,197	99,528
Veeco Instruments Inc *	22,469	663,285
Viasystems Group Inc *	2,953	36,027
Vishay Precision Group Inc *	9,459	125,048
WebMD Health Corp *	39,335	564,064
Westell Technologies Inc ‘A’ *	35,215	65,148
Zygo Corp *	10,351	162,511

		82,632,466

Materials - 6.9%

A. Schulman Inc	185,306	5,360,903
A.M. Castle & Co *	12,892	190,415
AK Steel Holding Corp	88,260	405,996
AMCOL International Corp	1,159	35,558
Aptargroup Inc	22,330	1,065,588
Berry Plastics Group Inc *	13,449	216,260
Boise Inc	78,121	621,062
Buckeye Technologies Inc	12,740	365,765
Cabot Corp	109,600	4,360,984
Calgon Carbon Corp *	6,943	98,452
Century Aluminum Co *	39,951	349,971
Chase Corp	4,984	92,702
Chemtura Corp *	23,433	498,186
Clearwater Paper Corp *	3,674	143,874

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Coeur d’Alene Mines Corp *	41,162	$1,012,585
Ferro Corp *	67,147	280,674
FutureFuel Corp	15,048	178,168
General Moly Inc *	44,734	179,383
Georgia Gulf Corp	9,802	404,627
Globe Specialty Metals Inc	44,434	610,967
Gold Reserve Inc * (Canada)	35,304	116,856
Golden Minerals Co *	25,643	117,701
Golden Star Resources Ltd (XASE) * (Canada)	202,083	371,833
Graphic Packaging Holding Co *	130,168	840,885
H.B. Fuller Co	127,800	4,449,996
Handy & Harman Ltd *	594	8,952
Haynes International Inc	1,696	87,972
Hecla Mining Co	221,808	1,293,141
Horsehead Holding Corp *	33,984	346,977
Innospec Inc	15,707	541,734
Kaiser Aluminum Corp	14,987	924,548
KapStone Paper and Packaging Corp	31,386	696,455
Kraton Performance Polymers Inc *	25,045	601,831
Landec Corp *	15,011	142,454
Louisiana-Pacific Corp *	106,873	2,064,786
LSB Industries Inc *	6,223	220,419
Materion Corp	14,423	371,825
McEwen Mining Inc *	168,551	645,550
Metals USA Holdings Corp	6,801	118,949
Minerals Technologies Inc	27,523	1,098,718
Neenah Paper Inc	4,886	139,104
Olin Corp	19,632	423,855
Olympic Steel Inc	7,019	155,401
OM Group Inc *	25,118	557,620
PH Glatfelter Co	27,549	481,556
PolyOne Corp	15,037	307,056
Quaker Chemical Corp	7,259	390,970
Reliance Steel & Aluminum Co	123,000	7,638,300
Resolute Forest Products *	62,758	830,916
Revett Minerals Inc * (Canada)	19,872	56,039
RPM International Inc	349,100	10,249,576
RTI International Metals Inc *	23,539	648,735
Schnitzer Steel Industries Inc ‘A’	19,597	594,377
Schweitzer-Mauduit International Inc	6,261	244,367
Sensient Technologies Corp	132,966	4,728,271
Spartech Corp *	24,198	219,476
Steel Dynamics Inc	415,000	5,697,950
Stepan Co	684	37,989
Stillwater Mining Co *	90,046	1,150,788
SunCoke Energy Inc *	16,067	250,485
Texas Industries Inc *	17,544	894,919
Tredegar Corp	18,773	383,345
UFP Technologies Inc *	4,180	74,906
United States Lime & Minerals Inc *	69	3,251
Universal Stainless & Alloy Products Inc *	5,336	196,205
Vista Gold Corp * (Canada)	44,643	120,536
Wausau Paper Corp	1,505	13,033
Worthington Industries Inc	40,685	1,057,403
Zep Inc	10,061	145,281
Zoltek Cos Inc *	21,455	166,276

		69,391,688

Telecommunication Services - 0.3%

Cbeyond Inc *	20,874	188,701
Cincinnati Bell Inc *	99,767	546,723
Consolidated Communications Holdings Inc	12,550	199,796
Fairpoint Communications Inc *	3,190	25,329
Hawaiian Telcom Holdco Inc *	8,707	169,786
IDT Corp ‘B’	1,823	17,391
inContact Inc *	3,975	20,590
Iridium Communications Inc *	35,098	236,560
Leap Wireless International Inc *	31,949	212,461
magicJack VocalTec Ltd * (Israel)	3,408	62,060
Neutral Tandem Inc	23,520	60,446

	Shares	Value
ORBCOMM Inc *	14,366	$56,315
Premiere Global Services Inc *	29,900	292,422
Shenandoah Telecommunications Co	19,047	291,610
USA Mobility Inc	12,026	140,464
Vonage Holdings Corp *	42,083	99,737

		2,620,391

Utilities - 3.3%

ALLETE Inc	29,637	1,214,524
American DG Energy Inc *	2,646	6,112
American States Water Co	13,188	632,760
Artesian Resources Corp ‘A’	5,900	132,337
Atlantic Power Corp (Canada)	80,719	922,618
Avista Corp	45,592	1,099,223
Black Hills Corp	34,244	1,244,427
Cadiz Inc *	578	4,578
California Water Service Group	16,520	303,142
CH Energy Group Inc	11,547	753,095
Chesapeake Utilities Corp	7,501	340,545
Cleco Corp	47,423	1,897,394
Connecticut Water Service Inc	2,788	83,027
Consolidated Water Co Ltd (Cayman)	11,455	84,767
Delta Natural Gas Co Inc	5,411	105,785
El Paso Electric Co	31,116	992,912
Genie Energy Ltd ‘B’	11,277	80,067
IDACORP Inc	38,961	1,688,959
MGE Energy Inc	17,994	916,794
Middlesex Water Co	12,333	241,233
New Jersey Resources Corp	32,402	1,283,767
Northwest Natural Gas Co	20,890	923,338
NorthWestern Corp	28,313	983,311
NV Energy Inc	164,700	2,987,658
Ormat Technologies Inc	9,958	191,990
Otter Tail Corp	26,359	658,975
Piedmont Natural Gas Co Inc	51,278	1,605,514
PNM Resources Inc	61,960	1,270,800
Portland General Electric Co	58,730	1,606,853
SJW Corp	7,691	204,581
South Jersey Industries Inc	18,553	933,773
Southwest Gas Corp	35,950	1,524,640
The Empire District Electric Co	32,704	666,508
The Laclede Group Inc	17,622	680,385
UIL Holdings Corp	39,358	1,409,410
Unitil Corp	10,608	274,959
UNS Energy Corp	31,314	1,328,340
WGL Holdings Inc	40,195	1,575,242
York Water Co	2,673	46,965

		32,901,308

Total Common Stocks (Cost $883,349,960)		986,713,297

CLOSED-END MUTUAL FUND - 0.0%

Firsthand Technology Value Fund Inc *	6,747	117,668

Total Closed-End Mutual Fund (Cost $118,181)		117,668

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Principal Amount	Value
SHORT-TERM INVESTMENT - 1.4%

Repurchase Agreement - 1.4%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $13,829,448; collateralized by U.S. Treasury Notes: 0.250% - 2.750% due 07/15/15 - 11/30/16 and value $14,110,550)	$13,829,440	$13,829,440

Total Short-Term Investment (Cost $13,829,440)		13,829,440

TOTAL INVESTMENTS - 99.9% (Cost $897,297,581)		1,000,660,405

OTHER ASSETS & LIABILITIES, NET - 0.1%		1,435,085

NET ASSETS - 100.0%		$1,002,095,490

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Industrials	25.4%
Financials	23.4%
Consumer Discretionary	16.4%
Energy	9.4%
Information Technology	8.2%
Materials	6.9%
Health Care	3.9%
Utilities	3.3%
Short-Term Investment	1.4%
Consumer Staples	1.3%
Telecommunication Services	0.3%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	As of December 31, 2012, $365,000 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

(d)	Open futures contracts outstanding as of December 31, 2012 were as follows:

Long Futures Outstanding	Number of Contracts	Notional Amount	Unrealized Appreciation
Russell 2000 Mini (03/13)	64	$5,303,135	$115,105

(e)	Fair Value Measurements

The following is a summary of the portfolio's investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio's assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks (1)	$986,713,297	$986,713,297	$-	$-
	Closed-End Mutual Fund	117,668	117,668	-	-
	Short-Term Investment	13,829,440	-	13,829,440	-
	Derivatives:
	Equity Contracts
	Futures	115,105	115,105	-	-

	Total	$1,000,775,510	$986,946,070	$13,829,440	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments

December 31, 2012

	Shares	Value
RIGHTS - 0.0%

Health Care - 0.0%

Allos Therapeutics Inc Exp. 11/30/13 * +	41,902	$-

Total Rights (Cost $0)		-

WARRANTS - 0.0%

Energy - 0.0%

Magnum Hunter Resources Corp Strike @ $10.50 Exp. 10/14/13 *	4,217	2,151

Total Warrants (Cost $0)		2,151

COMMON STOCKS - 97.1%

Consumer Discretionary - 13.6%

1-800-FLOWERS.COM Inc ‘A’ *	15,980	58,647
Aeropostale Inc *	49,217	640,313
AFC Enterprises Inc *	14,682	383,641
America’s Car-Mart Inc *	4,839	196,076
American Axle & Manufacturing Holdings Inc *	40,265	450,968
American Greetings Corp ‘A’	19,099	322,582
American Public Education Inc *	10,845	391,613
Ameristar Casinos Inc	19,946	523,383
ANN Inc *	29,453	996,690
Arbitron Inc	15,955	744,779
Arctic Cat Inc *	7,615	254,265
Asbury Automotive Group Inc *	16,842	539,449
Ascent Capital Group Inc ‘A’ *	8,527	528,162
Barnes & Noble Inc *	17,041	257,149
Bassett Furniture Industries Inc	6,916	86,243
Beasley Broadcasting Group Inc ‘A’	2,670	13,056
Beazer Homes USA Inc *	14,954	252,573
bebe stores Inc	22,453	89,587
Belo Corp ‘A’	56,636	434,398
Big 5 Sporting Goods Corp	10,116	132,520
Biglari Holdings Inc *	721	281,204
BJ’s Restaurants Inc *	14,806	487,117
Black Diamond Inc *	12,815	105,083
Bloomin’ Brands Inc *	10,924	170,851
Blue Nile Inc *	7,465	287,402
Bluegreen Corp *	8,866	83,163
Blyth Inc	6,377	99,162
Bob Evans Farms Inc	17,660	709,932
Body Central Corp *	9,601	95,626
Boyd Gaming Corp *	33,627	223,283
Bravo Brio Restaurant Group Inc *	11,759	157,923
Bridgepoint Education Inc *	10,620	109,386
Brown Shoe Co Inc	25,867	475,177
Brunswick Corp	53,980	1,570,278
Buffalo Wild Wings Inc *	11,222	817,186
Cabela’s Inc *	28,217	1,178,060
Caesars Entertainment Corp *	22,443	155,306
CafePress Inc *	2,797	16,139
Callaway Golf Co	39,437	256,341
Capella Education Co *	7,629	215,367
Career Education Corp *	31,771	111,834
Caribou Coffee Co Inc *	12,714	205,840
Carmike Cinemas Inc *	10,639	159,585
Carriage Services Inc	9,627	114,272
Carrols Restaurant Group Inc *	8,971	53,647

	Shares	Value
Casual Male Retail Group Inc *	25,670	$107,814
Cavco Industries Inc *	4,161	207,967
CEC Entertainment Inc	11,028	366,019
Central European Media Enterprises Ltd ‘A’ * (Bermuda)	22,388	137,238
Cherokee Inc	4,947	67,823
Churchill Downs Inc	7,839	520,902
Chuy’s Holdings Inc *	3,951	88,265
Citi Trends Inc *	9,082	124,968
Coinstar Inc *	18,880	981,949
Collectors Universe	3,290	32,999
Columbia Sportswear Co	7,330	391,129
Conn’s Inc *	10,191	312,660
Cooper Tire & Rubber Co	37,702	956,123
Core-Mark Holding Co Inc	6,848	324,253
Corinthian Colleges Inc *	47,602	116,149
Cracker Barrel Old Country Store Inc	11,656	749,015
Crocs Inc *	54,325	781,737
Crown Media Holdings Inc ‘A’ *	21,462	39,705
CSS Industries Inc	5,657	123,832
Culp Inc	5,223	78,397
Cumulus Media Inc ‘A’ *	37,801	100,929
Daily Journal Corp *	546	50,532
Dana Holding Corp	89,229	1,392,865
Del Frisco’s Restaurant Group Inc *	3,320	51,759
Delta Apparel Inc *	4,245	59,345
Denny’s Corp *	57,807	282,098
Destination Maternity Corp	8,025	173,019
Digital Generation Inc *	16,742	181,818
DineEquity Inc *	9,206	616,802
Domino’s Pizza Inc	35,004	1,524,424
Dorman Products Inc	14,787	522,573
Drew Industries Inc	11,591	373,810
Education Management Corp *	16,377	71,731
Einstein Noah Restaurant Group Inc	3,674	44,860
Entercom Communications Corp ‘A’ *	14,744	102,913
Entravision Communications Corp ‘A’	30,144	50,039
Ethan Allen Interiors Inc	14,564	374,440
Exide Technologies *	46,826	160,145
Express Inc *	53,964	814,317
Federal-Mogul Corp *	11,298	90,610
Fiesta Restaurant Group Inc *	9,645	147,761
Fifth & Pacific Cos Inc *	65,669	817,579
Fisher Communications Inc	5,369	144,909
Five Below Inc *	6,650	213,066
Flexsteel Industries Inc	2,732	58,601
Francesca’s Holdings Corp *	21,077	547,159
Fred’s Inc ‘A’	22,059	293,605
Frisch’s Restaurants Inc	1,811	33,504
Fuel Systems Solutions Inc *	8,871	130,404
G-III Apparel Group Ltd *	10,001	342,334
Geeknet Inc *	2,648	42,633
Genesco Inc *	14,747	811,085
Gentherm Inc *	17,957	238,828
Global Sources Ltd * (Bermuda)	11,588	75,090
Gordmans Stores Inc *	5,200	78,104
Grand Canyon Education Inc *	24,116	566,003
Group 1 Automotive Inc	13,803	855,648
Harte-Hanks Inc	26,592	156,893
Haverty Furniture Cos Inc	11,514	187,793
Helen of Troy Ltd * (Bermuda)	19,084	637,215
hhgregg Inc *	9,707	68,143
Hibbett Sports Inc *	15,922	839,089
Hillenbrand Inc	33,341	753,840
Hooker Furniture Corp	6,552	95,201
Hot Topic Inc	25,433	245,428
Hovnanian Enterprises Inc ‘A’ *	63,705	445,935
HSN Inc	21,585	1,188,902
Iconix Brand Group Inc *	42,728	953,689
Ignite Restaurant Group Inc *	4,014	52,182

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
International Speedway Corp ‘A’	16,687	$460,895
Interval Leisure Group Inc	23,517	455,995
iRobot Corp *	16,688	312,733
Isle of Capri Casinos Inc *	12,374	69,294
Jack in the Box Inc *	26,721	764,221
JAKKS Pacific Inc	13,112	164,162
Jamba Inc *	46,434	104,012
Johnson Outdoors Inc ‘A’ *	3,297	65,676
Jos. A. Bank Clothiers Inc *	16,755	713,428
Journal Communications Inc ‘A’ *	24,520	132,653
K-Swiss Inc ‘A’ *	15,929	53,521
K12 Inc *	16,218	331,496
Kayak Software Corp *	2,041	81,069
KB Home	46,643	736,959
Kirkland’s Inc *	8,039	85,133
Krispy Kreme Doughnuts Inc *	36,186	339,425
La-Z-Boy Inc	31,302	442,923
LeapFrog Enterprises Inc *	30,675	264,725
Libbey Inc *	12,340	238,779
Life Time Fitness Inc *	25,864	1,272,767
LifeLock Inc *	10,510	85,446
Lifetime Brands Inc	5,744	60,944
LIN TV Corp ‘A’ *	18,145	136,632
Lincoln Educational Services Corp	13,946	77,958
Lions Gate Entertainment Corp * (Canada)	51,318	841,615
Lithia Motors Inc ‘A’	13,120	490,950
Live Nation Entertainment Inc *	84,471	786,425
Luby’s Inc *	12,388	82,876
Lumber Liquidators Holdings Inc *	16,653	879,778
M.D.C. Holdings Inc	23,152	851,068
M/I Homes Inc *	12,980	343,970
Mac-Gray Corp	7,189	90,222
Maidenform Brands Inc *	14,054	273,912
Marcus Corp	11,713	146,061
Marine Products Corp	6,194	35,430
MarineMax Inc *	12,312	110,069
Marriott Vacations Worldwide Corp *	16,071	669,679
Martha Stewart Living Omnimedia Inc ‘A’ *	16,863	41,314
Matthews International Corp ‘A’	16,945	543,934
Mattress Firm Holding Corp *	6,605	162,021
MDC Partners Inc ‘A’ (Canada)	15,513	175,297
Meredith Corp	21,935	755,661
Meritage Homes Corp *	18,486	690,452
Modine Manufacturing Co *	28,394	230,843
Monarch Casino & Resort Inc *	5,375	58,641
Monro Muffler Brake Inc	18,642	651,911
Morgans Hotel Group Co *	13,417	74,330
Movado Group Inc	10,614	325,638
MTR Gaming Group Inc *	13,941	58,134
Multimedia Games Holding Co Inc *	16,681	245,378
NACCO Industries Inc ‘A’	3,359	203,858
Nathan’s Famous Inc *	1,536	51,763
National American University Holdings Inc	5,460	21,021
National CineMedia Inc	33,828	477,990
New York & Co Inc *	16,712	63,673
Nexstar Broadcasting Group Inc ‘A’ *	6,663	70,561
NutriSystem Inc	17,224	141,065
Office Depot Inc *	171,413	562,235
OfficeMax Inc	52,533	512,722
Orbitz Worldwide Inc *	14,656	39,864
Orchard Supply Hardware Stores Corp ‘A’ *	1,120	8,299
Orient-Express Hotels Ltd ‘A’ * (Bermuda)	58,521	684,110
Outdoor Channel Holdings Inc	8,839	67,176
Overstock.com Inc *	6,910	98,882
Oxford Industries Inc	8,452	391,835
Papa John’s International Inc *	10,800	593,352
Penske Automotive Group Inc	25,641	771,538
Perfumania Holdings Inc *	3,117	15,336
Perry Ellis International Inc	7,200	143,280
PetMed Express Inc	12,276	136,264

	Shares	Value
Pier 1 Imports Inc	58,729	$1,174,580
Pinnacle Entertainment Inc *	35,528	562,408
Pool Corp	28,681	1,213,780
Premier Exhibitions Inc *	15,507	42,024
Quiksilver Inc *	79,108	336,209
RadioShack Corp	60,982	129,282
ReachLocal Inc *	6,038	77,951
Reading International Inc ‘A’ *	9,871	59,325
Red Lion Hotels Corp *	8,072	63,688
Red Robin Gourmet Burgers Inc *	8,836	311,822
Regis Corp	34,730	587,632
Rent-A-Center Inc	35,823	1,230,878
Rentrak Corp *	5,604	109,222
Restoration Hardware Holdings Inc *	3,296	111,174
RG Barry Corp	5,164	73,174
Ruby Tuesday Inc *	38,914	305,864
rue21 Inc *	9,372	266,071
Ruth’s Hospitality Group Inc *	21,513	156,400
Saga Communications Inc ‘A’	2,129	98,999
Saks Inc *	66,406	697,927
Salem Communications Corp ‘A’	6,240	34,070
Scholastic Corp	15,617	461,639
Scientific Games Corp ‘A’ *	31,366	271,943
Sealy Corp *	30,244	65,629
Select Comfort Corp *	34,294	897,474
SHFL Entertainment Inc *	33,196	481,342
Shiloh Industries Inc	3,761	38,738
Shoe Carnival Inc	8,627	176,767
Shutterfly Inc *	21,618	645,730
Shutterstock Inc *	3,047	79,222
Sinclair Broadcast Group Inc ‘A’	30,504	384,960
Six Flags Entertainment Corp	24,000	1,468,800
Skechers U.S.A. Inc ‘A’ *	22,836	422,466
Skullcandy Inc *	9,656	75,220
Smith & Wesson Holding Corp *	39,087	329,894
Sonic Automotive Inc ‘A’	25,742	537,750
Sonic Corp *	34,324	357,313
Sotheby’s	40,918	1,375,663
Spartan Motors Inc	20,348	100,316
Speedway Motorsports Inc	6,976	124,452
Stage Stores Inc	18,526	459,074
Standard Motor Products Inc	12,031	267,329
Standard Pacific Corp *	70,222	516,132
Stein Mart Inc	16,686	125,812
Steiner Leisure Ltd * (Bahamas)	9,168	441,806
Steinway Musical Instruments Inc *	4,030	85,235
Steven Madden Ltd *	23,707	1,002,095
Stewart Enterprises Inc ‘A’	45,403	346,879
Stoneridge Inc *	16,960	86,835
Strayer Education Inc	7,159	402,121
Sturm Ruger & Co Inc	11,598	526,549
Superior Industries International Inc	13,571	276,848
Systemax Inc	6,667	64,337
Teavana Holdings Inc *	5,452	84,506
Tenneco Inc *	36,646	1,286,641
Texas Roadhouse Inc	37,836	635,645
The Bon-Ton Stores Inc	7,661	92,851
The Buckle Inc	16,756	747,988
The Cato Corp ‘A’	16,503	452,677
The Cheesecake Factory Inc	32,680	1,069,290
The Children’s Place *	14,679	650,133
The E.W. Scripps Co ‘A’ *	18,224	197,001
The Finish Line Inc ‘A’	30,781	582,684
The Jones Group Inc	49,542	547,935
The McClatchy Co ‘A’ *	35,324	115,509
The Men’s Wearhouse Inc	30,724	957,360
The New York Times Co ‘A’ *	82,278	701,831
The Pep Boys-Manny Moe & Jack	32,081	315,356
The Ryland Group Inc	26,976	984,624
The Warnaco Group Inc *	24,785	1,773,862

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
The Wet Seal Inc ‘A’ *	55,080	$152,021
Tilly’s Inc ‘A’ *	5,649	76,205
Tower International Inc *	3,346	26,935
Town Sports International Holdings Inc	13,897	148,003
True Religion Apparel Inc	15,504	394,112
Tuesday Morning Corp *	25,240	157,750
Tumi Holdings Inc *	13,076	272,635
Unifi Inc *	8,475	110,260
Universal Electronics Inc *	9,096	176,008
Universal Technical Institute Inc	13,214	132,669
US Auto Parts Network Inc *	9,055	16,571
Vail Resorts Inc	21,757	1,176,836
Valassis Communications Inc	24,072	620,576
Value Line Inc	486	4,359
Vera Bradley Inc *	12,204	306,320
Vitacost.com Inc *	13,372	90,662
Vitamin Shoppe Inc *	17,789	1,020,377
VOXX International Corp *	11,035	74,266
West Marine Inc *	9,055	97,341
Weyco Group Inc	3,830	89,469
Winmark Corp	1,332	75,924
Winnebago Industries Inc *	17,740	303,886
WMS Industries Inc *	33,234	581,595
Wolverine World Wide Inc	29,374	1,203,747
World Wrestling Entertainment Inc ‘A’	16,328	128,828
Zagg Inc *	15,215	111,982
Zumiez Inc *	13,322	258,580

		101,667,793

Consumer Staples - 3.4%

Alico Inc	2,069	75,787
Alliance One International Inc *	52,885	192,501
Annie’s Inc *	3,055	102,129
Arden Group Inc ‘A’	673	60,550
B&G Foods Inc	31,803	900,343
Cal-Maine Foods Inc	8,721	350,759
Calavo Growers Inc	7,257	182,949
Casey’s General Stores Inc	23,027	1,222,734
Central European Distribution Corp *	40,804	88,545
Central Garden & Pet Co ‘A’ *	23,534	245,930
Chiquita Brands International Inc *	27,680	228,360
Coca-Cola Bottling Co Consolidated	2,781	184,936
Craft Brew Alliance Inc *	6,277	40,675
Darling International Inc *	71,053	1,139,690
Diamond Foods Inc	13,404	183,233
Dole Food Co Inc *	21,487	246,456
Elizabeth Arden Inc *	15,201	684,197
Farmer Bros. Co *	4,268	61,587
Fresh Del Monte Produce Inc (Cayman)	23,065	607,763
Griffin Land & Nurseries Inc	1,737	46,899
Harbinger Group Inc *	25,013	192,350
Harris Teeter Supermarkets Inc	26,570	1,024,539
Ingles Markets Inc ‘A’	7,346	126,792
Inter Parfums Inc	9,939	193,413
Inventure Foods Inc *	8,068	52,361
J&J Snack Foods Corp	8,910	569,705
John B Sanfilippo & Son Inc	4,870	88,537
Lancaster Colony Corp	11,173	773,060
Lifeway Foods Inc	2,797	24,446
Limoneira Co	5,040	97,726
Medifast Inc *	8,437	222,652
Nash Finch Co	7,382	157,089
National Beverage Corp	6,889	100,511
Natural Grocers by Vitamin Cottage Inc *	4,293	81,953
Nature’s Sunshine Products Inc	6,810	98,609
Nutraceutical International Corp	5,075	83,940
Oil-Dri Corp of America	2,992	82,579
Omega Protein Corp *	11,795	72,185
Orchids Paper Products Co	3,417	69,092
Pilgrim’s Pride Corp *	36,219	262,588

	Shares	Value
Post Holdings Inc *	15,801	$541,184
Prestige Brands Holdings Inc *	30,365	608,211
PriceSmart Inc	10,999	847,473
Revlon Inc ‘A’ *	6,769	98,150
Rite Aid Corp *	397,325	540,362
Roundy’s Inc	12,349	54,953
Sanderson Farms Inc	13,877	659,851
Seneca Foods Corp ‘A’ *	4,998	151,939
Smart Balance Inc *	35,656	459,962
Snyder’s-Lance Inc	26,705	643,858
Spartan Stores Inc	13,078	200,878
Spectrum Brands Holdings Inc *	13,864	622,910
Star Scientific Inc *	88,455	237,059
SUPERVALU Inc	128,323	316,958
Susser Holdings Corp *	6,821	235,256
Synutra International Inc *	10,481	48,527
The Andersons Inc	11,197	480,351
The Boston Beer Co Inc ‘A’ *	4,688	630,302
The Chefs’ Warehouse Inc *	6,779	107,176
The Female Health Co	11,387	81,759
The Hain Celestial Group Inc *	22,285	1,208,293
The Pantry Inc *	14,058	170,524
Tootsie Roll Industries Inc	14,350	371,952
TreeHouse Foods Inc *	21,670	1,129,657
United Natural Foods Inc *	29,506	1,581,227
Universal Corp	13,994	698,441
USANA Health Sciences Inc *	3,609	118,844
Vector Group Ltd	33,778	502,279
Village Super Market Inc ‘A’	5,087	167,159
WD-40 Co	9,601	452,303
Weis Markets Inc	6,717	263,105
Westway Group Inc *	7,097	47,337

		25,498,390

Energy - 5.9%

Abraxas Petroleum Corp *	50,150	109,828
Adams Resources & Energy Inc	1,367	47,941
Alon USA Energy Inc	6,221	112,538
Amyris Inc *	18,647	58,179
Apco Oil and Gas International Inc (Cayman)	5,587	68,776
Approach Resources Inc *	20,035	501,075
Arch Coal Inc	128,121	937,846
Basic Energy Services Inc *	18,649	212,785
Berry Petroleum Co ‘A’	31,634	1,061,321
Bill Barrett Corp *	29,014	516,159
Bolt Technology Corp	5,169	73,762
Bonanza Creek Energy Inc *	5,970	165,906
BPZ Resources Inc *	63,501	200,028
Bristow Group Inc	21,582	1,158,090
C&J Energy Services Inc *	26,916	577,079
Cal Dive International Inc *	58,068	100,458
Callon Petroleum Co *	23,939	112,513
Carrizo Oil & Gas Inc *	23,874	499,444
Ceres Inc *	3,488	15,835
Clayton Williams Energy Inc *	3,596	143,840
Clean Energy Fuels Corp *	40,340	502,233
Cloud Peak Energy Inc *	36,828	711,885
Comstock Resources Inc *	29,044	439,436
Contango Oil & Gas Co	7,722	327,104
Crimson Exploration Inc *	13,504	37,001
Crosstex Energy Inc	25,230	361,798
CVR Energy Inc *	10,159	495,658
Dawson Geophysical Co *	4,825	127,283
Delek US Holdings Inc	10,516	266,265
Diamondback Energy Inc *	8,530	163,094
Dril-Quip Inc *	24,264	1,772,485
Emerald Oil Inc *	9,151	47,951
Endeavour International Corp *	28,508	147,671
Energy XXI Ltd (Bermuda)	47,661	1,534,208
EPL Oil & Gas Inc *	16,712	376,856

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Evolution Petroleum Corp *	9,963	$80,999
Exterran Holdings Inc *	39,122	857,554
Forbes Energy Services Ltd *	8,803	22,272
Forest Oil Corp *	71,014	475,084
Forum Energy Technologies Inc *	13,423	332,219
Frontline Ltd * (Bermuda)	31,490	102,657
FX Energy Inc *	31,920	131,191
GasLog Ltd (Bermuda)	14,631	181,863
Gastar Exploration Ltd * (Canada)	35,364	42,790
Geospace Technologies Corp *	7,703	684,566
Gevo Inc *	19,191	29,554
Global Geophysical Services Inc *	12,016	46,262
Goodrich Petroleum Corp *	15,801	147,265
Green Plains Renewable Energy Inc *	14,897	117,835
Gulf Island Fabrication Inc	8,659	208,076
Gulfmark Offshore Inc ‘A’	16,197	557,987
Gulfport Energy Corp *	33,645	1,285,912
Halcon Resources Corp *	67,412	466,491
Hallador Energy Co	3,960	32,710
Harvest Natural Resources Inc *	23,579	213,862
Heckmann Corp *	84,843	341,917
Helix Energy Solutions Group Inc *	63,784	1,316,502
Hercules Offshore Inc *	95,649	591,111
Hornbeck Offshore Services Inc *	21,313	731,888
ION Geophysical Corp *	79,695	518,814
Isramco Inc *	613	63,746
Key Energy Services Inc *	91,481	635,793
KiOR Inc ‘A’ *	15,634	100,214
Knightsbridge Tankers Ltd (Bermuda)	15,129	79,427
Kodiak Oil & Gas Corp * (Canada)	159,287	1,409,690
Lufkin Industries Inc	20,284	1,179,109
Magnum Hunter Resources Corp *	88,852	354,519
Matador Resources Co *	8,425	69,085
Matrix Service Co *	15,735	180,952
McMoRan Exploration Co *	61,289	983,688
Midstates Petroleum Co Inc *	14,729	101,483
Miller Energy Resources Inc *	18,727	74,159
Mitcham Industries Inc *	7,757	105,728
Natural Gas Services Group Inc *	7,355	120,769
Newpark Resources Inc *	54,482	427,684
Nordic American Tankers Ltd (Bermuda)	32,023	280,201
Northern Oil & Gas Inc *	38,336	644,811
Oasis Petroleum Inc *	48,248	1,534,286
Panhandle Oil & Gas Inc ‘A’	4,211	118,877
Parker Drilling Co *	71,415	328,509
PDC Energy Inc *	18,096	600,968
Penn Virginia Corp	32,731	144,344
PetroQuest Energy Inc *	34,209	169,335
PHI Inc *	7,881	263,935
Pioneer Energy Services Corp *	37,137	269,615
Quicksilver Resources Inc *	71,046	203,192
Renewable Energy Group Inc *	4,588	26,886
Rentech Inc	79,157	208,183
Resolute Energy Corp *	29,173	237,176
REX American Resources Corp *	3,465	66,840
Rex Energy Corp *	26,282	342,192
RigNet Inc *	7,355	150,263
Rosetta Resources Inc *	31,956	1,449,524
Sanchez Energy Corp *	6,905	124,290
Saratoga Resources Inc *	12,017	42,540
Scorpio Tankers Inc *	33,407	237,524
SemGroup Corp ‘A’ *	25,614	1,000,995
Ship Finance International Ltd (Bermuda)	29,385	488,673
Solazyme Inc *	20,306	159,605
Stone Energy Corp *	29,806	611,619
Swift Energy Co *	25,880	398,293
Synergy Resources Corp *	23,823	128,406
Targa Resources Corp	17,500	924,700
Teekay Tankers Ltd ‘A’	39,003	113,109
Tesco Corp * (Canada)	18,175	207,013

	Shares	Value
TETRA Technologies Inc *	47,164	$357,975
TGC Industries Inc	9,050	74,119
Triangle Petroleum Corp *	26,740	160,173
Uranerz Energy Corp *	39,851	55,393
Uranium Energy Corp *	51,028	130,632
Vaalco Energy Inc *	35,202	304,497
Vantage Drilling Co * (Cayman)	114,833	210,144
W&T Offshore Inc	20,964	336,053
Warren Resources Inc *	43,542	122,353
Western Refining Inc	34,896	983,718
Westmoreland Coal Co *	6,341	59,225
Willbros Group Inc *	23,866	127,922
ZaZa Energy Corp *	15,385	31,539

		43,817,405

Financials - 22.2%

1st Source Corp	9,029	199,451
1st United Bancorp Inc	18,312	114,450
Acadia Realty Trust REIT	30,604	767,548
Access National Corp	4,589	59,657
AG Mortgage Investment Trust Inc REIT	13,801	324,047
Agree Realty Corp REIT	6,864	183,887
Alexander’s Inc REIT	1,272	420,778
Alliance Financial Corp	2,921	127,093
Alterra Capital Holdings Ltd (Bermuda)	51,921	1,463,653
American Assets Trust Inc REIT	20,046	559,885
American Capital Mortgage Investment Corp REIT	22,228	523,914
American Equity Investment Life Holding Co	36,138	441,245
American National Bankshares Inc	4,789	96,690
American Realty Capital Trust Inc REIT	96,164	1,110,694
American Safety Insurance Holdings Ltd * (Bermuda)	5,509	104,230
Ameris Bancorp *	14,617	182,566
AMERISAFE Inc *	11,087	302,121
Ames National Corp	5,159	112,982
AmREIT Inc ‘B’	2,191	37,576
AmTrust Financial Services Inc	16,456	472,123
Anworth Mortgage Asset Corp REIT	84,864	490,514
Apollo Commercial Real Estate Finance Inc REIT	14,130	229,330
Apollo Investment Corp	123,511	1,032,552
Apollo Residential Mortgage Inc REIT	14,952	301,881
Ares Commercial Real Estate Corp REIT	4,767	78,274
Argo Group International Holdings Ltd (Bermuda)	15,655	525,851
Arlington Asset Investment Corp ‘A’	6,672	138,577
ARMOUR Residential REIT Inc	180,460	1,167,576
Arrow Financial Corp	6,347	158,358
Artio Global Investors Inc	19,510	37,069
Ashford Hospitality Trust Inc REIT	32,358	340,083
Asset Acceptance Capital Corp *	9,865	44,393
Associated Estates Realty Corp REIT	30,302	488,468
Asta Funding Inc	6,358	60,465
Astoria Financial Corp	52,781	494,030
AV Homes Inc *	6,044	85,946
Baldwin & Lyons Inc ‘B’	5,685	135,644
BancFirst Corp	3,914	165,797
Banco Latinoamericano de Comercio Exterior SA ‘E’ (Multi-National)	17,284	372,643
BancorpSouth Inc	57,169	831,237
Bank Mutual Corp	28,729	123,535
Bank of Kentucky Financial Corp	3,601	89,053
Bank of Marin Bancorp	3,101	116,163
Bank of the Ozarks Inc	17,762	594,494
BankFinancial Corp	12,753	94,627
Banner Corp	11,614	356,898
Bar Harbor Bankshares	2,305	77,563
BBCN Bancorp Inc	47,439	548,869
Beneficial Mutual Bancorp Inc *	19,933	189,363

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Berkshire Bancorp Inc	2,633	$21,591
Berkshire Hills Bancorp Inc	14,825	353,724
BGC Partners Inc ‘A’	61,106	211,427
BlackRock Kelso Capital Corp	24,681	248,291
BofI Holding Inc *	6,691	186,478
Boston Private Financial Holdings Inc	47,277	425,966
Bridge Bancorp Inc	5,324	108,290
Bridge Capital Holdings *	5,711	88,863
Brookline Bancorp Inc	42,738	363,273
Bryn Mawr Bank Corp	6,945	154,665
BSB Bancorp Inc *	5,013	61,309
C&F Financial Corp	1,987	77,374
Calamos Asset Management Inc ‘A’	11,787	124,589
California First National Bancorp	1,474	22,036
Camden National Corp	4,775	162,207
Campus Crest Communities Inc REIT	23,174	284,113
Cape Bancorp Inc	7,092	61,629
Capital Bank Financial Corp ‘A’ *	5,411	92,366
Capital City Bank Group Inc *	7,112	80,863
Capital Southwest Corp	1,813	180,629
CapLease Inc REIT	39,811	221,747
Capstead Mortgage Corp REIT	60,586	694,921
Cardinal Financial Corp	17,668	287,458
Cascade Bancorp *	3,653	22,868
Cash America International Inc	17,824	707,078
Cathay General Bancorp	47,752	931,164
Cedar Realty Trust Inc REIT	37,389	197,414
Center Bancorp Inc	7,198	83,353
Centerstate Banks Inc	18,426	157,174
Central Pacific Financial Corp *	13,010	202,826
Century Bancorp Inc ‘A’	2,158	71,106
Charter Financial Corp	4,223	44,764
Chatham Lodging Trust REIT	8,684	133,560
Chemical Financial Corp	16,724	397,362
Chesapeake Lodging Trust REIT	23,692	494,689
CIFC Corp *	3,926	31,408
Citizens & Northern Corp	7,434	140,503
Citizens Inc *	23,505	259,730
Citizens Republic Bancorp Inc *	24,247	459,966
City Holding Co	8,953	312,012
Clifton Savings Bancorp Inc	5,482	61,782
CNB Financial Corp	7,865	128,829
CNO Financial Group Inc	121,548	1,134,043
CoBiz Financial Inc	21,596	161,322
Cohen & Steers Inc	11,297	344,220
Colonial Properties Trust REIT	53,346	1,140,004
Colony Financial Inc REIT	31,618	616,551
Columbia Banking System Inc	24,316	436,229
Community Bank System Inc	23,992	656,421
Community Trust Bancorp Inc	8,604	282,039
Consolidated-Tomoka Land Co	2,564	79,510
Coresite Realty Corp REIT	12,455	344,505
Cousins Properties Inc REIT	55,742	465,446
Cowen Group Inc ‘A’ *	54,106	132,560
Crawford & Co ‘B’	15,889	126,794
Credit Acceptance Corp *	4,779	485,929
Crescent Financial Bancshares Inc *	1,776	8,152
CreXus Investment Corp REIT	41,169	504,320
CubeSmart REIT	74,792	1,089,719
CVB Financial Corp	53,655	558,012
CYS Investments Inc REIT	106,790	1,261,190
DCT Industrial Trust Inc REIT	150,262	975,200
DFC Global Corp *	26,656	493,403
Diamond Hill Investment Group Inc	1,659	112,580
DiamondRock Hospitality Co REIT	113,954	1,025,586
Dime Community Bancshares Inc	19,151	266,007
Donegal Group Inc ‘A’	4,906	68,880
Doral Financial Corp *	78,282	56,684
Duff & Phelps Corp ‘A’	19,075	297,951
DuPont Fabros Technology Inc REIT	37,131	897,085

	Shares	Value
Dynex Capital Inc REIT	33,346	$314,786
Eagle Bancorp Inc *	11,049	220,649
Eastern Insurance Holdings Inc	4,010	68,491
EastGroup Properties Inc REIT	17,312	931,559
Education Realty Trust Inc REIT	68,558	729,457
eHealth Inc *	11,908	327,232
EMC Insurance Group Inc	2,966	70,828
Employers Holdings Inc	11,612	238,975
Encore Capital Group Inc *	13,355	408,930
Enstar Group Ltd * (Bermuda)	5,086	569,530
Enterprise Bancorp Inc	3,789	62,594
Enterprise Financial Services Corp	10,710	139,980
Epoch Holding Corp	9,732	271,523
EPR Properties REIT	28,458	1,312,198
Equity One Inc REIT	33,561	705,117
ESB Financial Corp	6,112	84,773
ESSA Bancorp Inc	5,782	62,966
EverBank Financial Corp	13,691	204,133
Evercore Partners Inc ‘A’	17,422	525,970
Excel Trust Inc REIT	26,362	334,007
Ezcorp Inc ‘A’ *	29,120	578,323
F.N.B. Corp	84,727	899,801
Farmers National Banc Corp	11,302	70,072
FBL Financial Group Inc ‘A’	5,855	200,300
FBR & Co *	21,955	84,966
Federal Agricultural Mortgage Corp ‘C’	6,027	195,877
FelCor Lodging Trust Inc REIT *	75,132	350,866
Fidelity Southern Corp *	5,942	56,746
Fidus Investment Corp	7,167	117,897
Fifth Street Finance Corp	63,889	665,723
Financial Engines Inc *	28,055	778,526
Financial Institutions Inc	8,576	159,771
First American Financial Corp	64,446	1,552,504
First Bancorp NC	9,362	120,021
First BanCorp PR *	43,210	197,902
First Busey Corp	44,736	208,022
First California Financial Group Inc *	14,009	108,149
First Cash Financial Services Inc *	17,425	864,628
First Commonwealth Financial Corp	63,902	435,812
First Community Bancshares Inc	10,776	172,093
First Connecticut Bancorp Inc	10,626	146,107
First Defiance Financial Corp	5,826	111,801
First Federal Bancshares of Arkansas Inc *	2,085	20,329
First Financial Bancorp	35,726	522,314
First Financial Bankshares Inc	19,174	747,978
First Financial Corp	6,788	205,269
First Financial Holdings Inc	10,013	130,970
First Financial Northwest Inc *	9,626	72,676
First Industrial Realty Trust Inc REIT *	59,519	838,028
First Interstate Bancsystem Inc	9,871	152,310
First Merchants Corp	17,471	259,270
First Midwest Bancorp Inc	45,428	568,759
First Pactrust Bancorp Inc	6,629	81,338
First Potomac Realty Trust REIT	31,314	387,041
FirstMerit Corp	66,519	943,905
Flushing Financial Corp	18,955	290,770
FNB United Corp *	6,133	71,143
Forestar Group Inc *	21,036	364,554
Fortegra Financial Corp *	4,323	38,431
Fox Chase Bancorp Inc	7,414	123,443
Franklin Financial Corp	8,010	132,806
Franklin Street Properties Corp REIT	44,672	549,912
FXCM Inc ‘A’	14,039	141,373
Gain Capital Holdings Inc	9,213	37,681
GAMCO Investors Inc ‘A’	3,933	208,724
German American Bancorp Inc	7,816	169,764
Getty Realty Corp REIT	15,637	282,404
GFI Group Inc	42,309	137,081
Glacier Bancorp Inc	43,677	642,489
Gladstone Capital Corp	13,292	108,463

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Gladstone Commercial Corp REIT	6,414	$115,131
Gladstone Investment Corp	15,997	111,339
Glimcher Realty Trust REIT	84,603	938,247
Global Indemnity PLC * (Ireland)	6,326	139,994
Golub Capital BDC Inc	9,650	154,207
Government Properties Income Trust REIT	26,096	625,521
Gramercy Capital Corp REIT *	27,855	81,894
Great Southern Bancorp Inc	6,168	156,976
Green Dot Corp ‘A’ *	14,757	180,035
Greenhill & Co Inc	17,646	917,416
Greenlight Capital Re Ltd ‘A’ * (Cayman)	17,149	395,799
GSV Capital Corp *	11,982	101,008
Guaranty Bancorp *	46,774	91,209
Gyrodyne Co of America Inc REIT	703	50,658
Hallmark Financial Services Inc *	8,846	83,064
Hancock Holding Co	46,212	1,466,769
Hanmi Financial Corp *	19,034	258,672
Harris & Harris Group Inc *	19,130	63,129
Healthcare Realty Trust Inc REIT	52,871	1,269,433
Heartland Financial USA Inc	8,910	232,996
Hercules Technology Growth Capital Inc	32,175	358,108
Heritage Commerce Corp *	12,985	90,635
Heritage Financial Corp	9,372	137,675
Heritage Financial Group Inc	5,189	71,556
Heritage Oaks Bancorp *	12,273	71,183
Hersha Hospitality Trust REIT	104,563	522,815
HFF Inc ‘A’	19,910	296,659
Highwoods Properties Inc REIT	37,787	1,263,975
Hilltop Holdings Inc *	24,099	326,300
Hingham Institution for Savings	685	42,881
Home Bancorp Inc *	4,066	74,205
Home BancShares Inc	13,456	444,317
Home Federal Bancorp Inc	8,905	110,689
Home Loan Servicing Solutions Ltd (Cayman)	17,543	331,563
Homeowners Choice Inc	5,187	107,838
HomeStreet Inc *	5,313	135,747
HomeTrust Bancshares Inc *	12,538	169,388
Horace Mann Educators Corp	24,084	480,717
Horizon Bancorp	3,969	77,991
Horizon Technology Finance Corp	4,732	70,459
Hudson Pacific Properties Inc REIT	21,883	460,856
Hudson Valley Holding Corp	9,720	151,340
IBERIABANK Corp	17,845	876,546
ICG Group Inc *	22,571	257,987
Independence Holding Co	4,833	46,010
Independent Bank Corp	13,260	383,877
Infinity Property & Casualty Corp	7,170	417,581
Inland Real Estate Corp REIT	46,892	392,955
International Bancshares Corp	32,376	584,387
INTL FCStone Inc *	8,461	147,306
Invesco Mortgage Capital Inc REIT	70,409	1,387,761
Investment Technology Group Inc *	23,461	211,149
Investors Bancorp Inc	26,843	477,269
Investors Real Estate Trust REIT	54,725	477,749
Investors Title Co	723	43,380
iStar Financial Inc REIT *	51,321	418,266
JAVELIN Mortgage Investment Corp	4,055	77,410
JMP Group Inc	10,448	63,419
Kansas City Life Insurance Co	2,501	95,438
KBW Inc	21,172	323,932
KCAP Financial Inc	13,436	123,477
Kearny Financial Corp	9,197	89,671
Kennedy-Wilson Holdings Inc	26,042	364,067
Kite Realty Group Trust REIT	39,008	218,055
Knight Capital Group Inc ‘A’ *	110,002	386,107
Ladenburg Thalmann Financial Services Inc *	65,093	91,130
Lakeland Bancorp Inc	17,680	179,982
Lakeland Financial Corp	9,972	257,676
LaSalle Hotel Properties REIT	51,842	1,316,268
Lexington Realty Trust REIT	79,951	835,488

	Shares	Value
LTC Properties Inc REIT	18,535	$652,247
Maiden Holdings Ltd (Bermuda)	30,677	281,922
Main Street Capital Corp	18,619	568,066
MainSource Financial Group Inc	12,382	156,880
Manning & Napier Inc	8,395	105,777
MarketAxess Holdings Inc	22,162	782,319
Marlin Business Services Corp	4,961	99,518
MB Financial Inc	33,060	652,935
MCG Capital Corp	44,886	206,476
Meadowbrook Insurance Group Inc	31,291	180,862
Medallion Financial Corp	11,508	135,104
Medical Properties Trust Inc REIT	82,768	989,905
Medley Capital Corp	17,493	254,698
Mercantile Bank Corp	5,303	87,499
Merchants Bancshares Inc	2,979	79,748
Meridian Interstate Bancorp Inc *	5,108	85,712
Metro Bancorp Inc *	8,510	112,502
MetroCorp Bancshares Inc *	9,796	107,658
MGIC Investment Corp *	114,119	303,557
MicroFinancial Inc	5,338	38,861
Middleburg Financial Corp	3,206	56,618
Midsouth Bancorp Inc	5,234	85,576
MidWestOne Financial Group Inc	4,093	83,947
Monmouth Real Estate Investment Corp ‘A’ REIT	25,082	259,850
Montpelier Re Holdings Ltd (Bermuda)	30,500	697,230
MVC Capital Inc	14,844	180,355
NASB Financial Inc *	2,528	54,023
National Bank Holdings Corp ‘A’	4,178	79,340
National Bankshares Inc	4,400	142,516
National Financial Partners Corp *	24,617	421,935
National Health Investors Inc REIT	14,965	845,971
National Interstate Corp	3,922	113,032
National Penn Bancshares Inc	74,985	698,860
National Western Life Insurance Co ‘A’	1,279	201,749
Nationstar Mortgage Holdings Inc *	11,630	360,297
NBT Bancorp Inc	20,322	411,927
Nelnet Inc ‘A’	14,598	434,874
Netspend Holdings Inc *	17,473	206,531
New Mountain Finance Corp	11,682	174,062
New York Mortgage Trust Inc REIT	30,133	190,441
NewStar Financial Inc *	15,987	223,978
NGP Capital Resources Co	13,642	98,495
Nicholas Financial Inc (Canada)	6,096	75,590
Northfield Bancorp Inc	8,852	134,993
Northrim BanCorp Inc	3,956	89,603
NorthStar Realty Finance Corp REIT	98,866	696,017
Northwest Bancshares Inc	59,486	722,160
OceanFirst Financial Corp	8,718	119,872
Ocwen Financial Corp *	65,070	2,250,771
OFS Capital Corp *	3,884	53,172
Old National Bancorp	61,515	730,183
Omega Healthcare Investors Inc REIT	68,075	1,623,589
OmniAmerican Bancorp Inc *	6,712	155,249
One Liberty Properties Inc REIT	7,144	144,952
OneBeacon Insurance Group Ltd ‘A’ (Bermuda)	14,305	198,839
Oppenheimer Holdings Inc ‘A’	6,358	109,803
Oriental Financial Group Inc	27,578	368,166
Oritani Financial Corp	27,596	422,771
Pacific Continental Corp	10,943	106,475
Pacific Mercantile Bancorp *	6,540	41,137
PacWest Bancorp	18,429	456,671
Park National Corp	6,931	447,951
Park Sterling Corp *	26,117	136,592
Parkway Properties Inc REIT	12,769	178,638
Peapack Gladstone Financial Corp	5,414	76,229
Pebblebrook Hotel Trust REIT	36,537	844,005
PennantPark Investment Corp	39,725	436,776
Penns Woods Bancorp Inc	2,328	87,090
Pennsylvania REIT	33,931	598,543
PennyMac Mortgage Investment Trust REIT	35,994	910,288

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Peoples Bancorp Inc	6,599	$134,818
Peoples Federal Bancshares Inc	3,551	61,752
PHH Corp *	34,288	780,052
PICO Holdings Inc *	13,781	279,341
Pinnacle Financial Partners Inc *	20,857	392,946
Piper Jaffray Cos *	9,288	298,423
Platinum Underwriters Holdings Ltd (Bermuda)	19,882	914,572
Portfolio Recovery Associates Inc *	10,382	1,109,421
Potlatch Corp REIT	24,509	960,508
Preferred Bank *	7,235	102,737
Primerica Inc	26,755	802,918
PrivateBancorp Inc	36,553	559,992
Prospect Capital Corp	115,541	1,255,931
Prosperity Bancshares Inc	28,780	1,208,760
Provident Financial Holdings Inc	5,836	102,130
Provident Financial Services Inc	36,472	544,162
Provident New York Bancorp	23,989	223,338
PS Business Parks Inc REIT	11,189	727,061
Pzena Investment Management Inc ‘A’	6,402	34,571
Radian Group Inc	80,786	493,602
RAIT Financial Trust REIT	30,487	172,252
Ramco-Gershenson Properties Trust REIT	28,069	373,598
Redwood Trust Inc REIT	47,979	810,365
Regional Management Corp *	2,992	49,518
Renasant Corp	15,325	293,320
Republic Bancorp Inc ‘A’	6,178	130,541
Resource America Inc ‘A’	7,465	49,792
Resource Capital Corp REIT	60,268	337,501
Retail Opportunity Investments Corp REIT	31,406	403,881
RLI Corp	12,927	835,860
RLJ Lodging Trust REIT	64,872	1,256,571
Rockville Financial Inc	17,383	224,241
Roma Financial Corp	4,779	72,258
Rouse Properties Inc REIT	13,465	227,828
Ryman Hospitality Properties REIT	17,275	664,396
S&T Bancorp Inc	17,681	319,496
S.Y. Bancorp Inc	7,558	169,450
Sabra Health Care REIT Inc	22,648	491,915
Safeguard Scientifics Inc *	12,662	186,764
Safety Insurance Group Inc	7,869	363,312
Sandy Spring Bancorp Inc	14,656	284,620
Saul Centers Inc REIT	4,565	195,336
SCBT Financial Corp	9,990	401,398
SeaBright Holdings Inc	12,422	137,512
Seacoast Banking Corp of Florida *	45,182	72,743
Select Income REIT	6,855	169,798
Selective Insurance Group Inc	33,451	644,601
SI Financial Group Inc	6,377	73,336
Sierra Bancorp	7,482	85,519
Simmons First National Corp ‘A’	10,403	263,820
Simplicity Bancorp Inc	5,407	80,835
Solar Capital Ltd	23,855	570,373
Solar Senior Capital Ltd	5,947	110,971
Southside Bancshares Inc	10,440	219,866
Southwest Bancorp Inc *	11,971	134,075
Sovran Self Storage Inc REIT	17,650	1,096,065
Spirit Realty Capital Inc REIT	19,921	354,195
STAG Industrial Inc REIT	18,770	337,297
Starwood Property Trust Inc REIT	81,797	1,878,059
State Auto Financial Corp	9,073	135,551
State Bank Financial Corp	19,325	306,881
StellarOne Corp	14,156	200,166
Stellus Capital Investment Corp	1,300	21,294
Sterling Bancorp	19,225	175,140
Sterling Financial Corp	16,387	342,161
Stewart Information Services Corp	11,079	288,054
Stifel Financial Corp *	32,520	1,039,664
Strategic Hotels & Resorts Inc REIT *	109,553	701,139
Suffolk Bancorp *	5,990	78,469
Summit Hotel Properties Inc REIT	25,430	241,585

	Shares	Value
Sun Bancorp Inc *	24,849	$87,965
Sun Communities Inc REIT	18,028	719,137
Sunstone Hotel Investors Inc REIT *	83,045	889,412
Susquehanna Bancshares Inc	113,817	1,192,802
SWS Group Inc *	17,967	95,045
Symetra Financial Corp	46,766	607,023
Taylor Capital Group Inc *	9,895	178,605
TCP Capital Corp	3,586	52,858
Tejon Ranch Co *	7,931	222,702
Terreno Realty Corp REIT	8,120	125,373
Territorial Bancorp Inc	6,672	152,455
Texas Capital Bancshares Inc *	24,298	1,089,036
The Bancorp Inc *	17,346	190,286
The First Bancorp Inc	5,623	92,611
The First Marblehead Corp *	34,457	26,770
The First of Long Island Corp	4,809	136,191
The Navigators Group Inc *	6,104	311,731
The Phoenix Cos Inc *	3,554	87,890
THL Credit Inc	9,235	136,586
Thomas Properties Group Inc	19,715	106,658
TICC Capital Corp	25,437	257,422
Tompkins Financial Corp	6,723	266,500
Tower Group Inc	21,100	374,947
TowneBank	15,942	246,942
Tree.com Inc	3,831	69,073
Triangle Capital Corp	16,725	426,320
TriCo Bancshares	9,732	163,011
TrustCo Bank Corp NY	57,450	303,336
Trustmark Corp	39,397	884,857
Two Harbors Investment Corp REIT	179,044	1,983,808
UMB Financial Corp	19,620	860,141
UMH Properties Inc REIT	8,354	86,297
Umpqua Holdings Corp	67,745	798,714
Union First Market Bankshares Corp	12,530	197,598
United Bankshares Inc	15,589	379,124
United Community Banks Inc *	25,531	240,502
United Financial Bancorp Inc	12,342	194,016
United Fire Group Inc	12,222	266,928
Universal Health Realty Income Trust REIT	7,164	362,570
Universal Insurance Holdings Inc	12,379	54,220
Univest Corp of Pennsylvania	10,304	176,198
Urstadt Biddle Properties Inc ‘A’ REIT	14,879	292,819
ViewPoint Financial Group	20,318	425,459
Virginia Commerce Bancorp Inc *	16,219	145,160
Virtus Investment Partners Inc *	3,673	444,213
Walker & Dunlop Inc *	7,080	117,953
Walter Investment Management Corp *	21,595	929,017
Washington Banking Co	9,416	128,246
Washington REIT	40,339	1,054,865
Washington Trust Bancorp Inc	8,862	233,159
Waterstone Financial Inc *	4,396	34,289
Webster Financial Corp	43,605	896,083
WesBanco Inc	15,327	340,566
West Bancorp Inc	9,690	104,458
West Coast Bancorp	11,557	255,988
Westamerica Bancorp	16,913	720,325
Western Alliance Bancorp *	43,983	463,141
Western Asset Mortgage Capital Corp REIT	11,261	222,630
Westfield Financial Inc	15,073	108,978
Westwood Holdings Group Inc	4,146	169,571
Whitestone REIT	8,089	113,650
Wilshire Bancorp Inc *	37,858	222,226
Winthrop Realty Trust REIT	17,854	197,287
Wintrust Financial Corp	22,013	807,877
WisdomTree Investments Inc *	35,385	216,556
World Acceptance Corp *	6,337	472,487
WSFS Financial Corp	4,579	193,463
Zillow Inc ‘A’ *	2,067	57,359

		165,651,029

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Health Care - 11.7%

Abaxis Inc	13,111	$486,418
ABIOMED Inc *	20,398	274,557
Acadia Healthcare Co Inc *	16,344	381,306
Accretive Health Inc *	33,924	392,161
Accuray Inc *	43,349	278,734
Achillion Pharmaceuticals Inc *	36,041	289,049
Acorda Therapeutics Inc *	24,187	601,289
Acura Pharmaceuticals Inc *	6,687	14,845
Aegerion Pharmaceuticals Inc *	15,090	383,135
Affymax Inc *	21,833	414,827
Affymetrix Inc *	43,023	136,383
Agenus Inc *	14,863	60,938
Air Methods Corp	23,292	859,242
Akorn Inc *	34,328	458,622
Align Technology Inc *	43,442	1,205,515
Alkermes PLC * (Ireland)	73,965	1,369,832
Almost Family Inc	5,047	102,252
Alnylam Pharmaceuticals Inc *	28,062	512,131
Alphatec Holdings Inc *	32,994	54,440
AMAG Pharmaceuticals Inc *	12,598	185,317
Amedisys Inc *	18,122	204,235
Amicus Therapeutics Inc *	18,565	49,754
AMN Healthcare Services Inc *	26,720	308,616
Ampio Pharmaceuticals Inc *	15,256	54,769
AmSurg Corp *	19,132	574,151
Anacor Pharmaceuticals Inc *	9,386	48,807
Analogic Corp	7,417	551,083
AngioDynamics Inc *	14,808	162,740
Anika Therapeutics Inc *	7,259	72,154
Antares Pharma Inc *	64,605	246,145
Arena Pharmaceuticals Inc *	131,137	1,182,856
ArQule Inc *	35,747	99,734
Array BioPharma Inc *	69,876	259,939
ArthroCare Corp *	16,691	577,342
Assisted Living Concepts Inc ‘A’	12,037	117,361
Astex Pharmaceuticals Inc *	57,071	166,077
athenahealth Inc *	21,650	1,590,192
AtriCure Inc *	8,672	59,837
Atrion Corp	950	186,200
Auxilium Pharmaceuticals Inc *	29,315	543,207
AVANIR Pharmaceuticals Inc ‘A’ *	82,074	215,855
AVEO Pharmaceuticals Inc *	23,878	192,218
BG Medicine Inc *	6,710	15,500
Bio-Reference Labs Inc *	14,879	426,878
BioCryst Pharmaceuticals Inc *	30,318	43,052
BioDelivery Sciences International Inc *	16,203	69,835
BioScrip Inc *	26,639	286,902
BioSpecifics Technologies Corp *	2,866	42,847
Biotime Inc *	18,809	59,060
Cadence Pharmaceuticals Inc *	36,889	176,698
Cambrex Corp *	17,960	204,385
Cantel Medical Corp	12,905	383,666
Capital Senior Living Corp *	17,150	320,533
Cardiovascular Systems Inc *	9,912	124,396
Celldex Therapeutics Inc *	37,380	250,820
Cempra Inc *	2,230	14,272
Centene Corp *	31,141	1,276,781
Cepheid Inc *	39,631	1,339,924
Cerus Corp *	33,374	105,462
Chemed Corp	11,652	799,211
ChemoCentryx Inc *	3,164	34,614
Chindex International Inc *	6,928	72,744
Clovis Oncology Inc *	8,398	134,368
Codexis Inc *	16,514	36,496
Computer Programs & Systems Inc	6,716	338,083
Conceptus Inc *	18,911	397,320
CONMED Corp	17,055	476,687
Corcept Therapeutics Inc *	29,785	42,593

	Shares	Value
Cornerstone Therapeutics Inc *	4,748	$22,458
Coronado Biosciences Inc *	10,681	48,171
Corvel Corp *	3,836	171,968
Cross Country Healthcare Inc *	15,952	76,570
CryoLife Inc	16,990	105,848
Cubist Pharmaceuticals Inc *	38,255	1,609,005
Cumberland Pharmaceuticals Inc *	7,044	29,585
Curis Inc *	47,636	163,391
Cyberonics Inc *	16,652	874,730
Cynosure Inc ‘A’ *	7,418	178,848
Cytori Therapeutics Inc *	36,721	103,553
Dendreon Corp *	82,146	433,731
Depomed Inc *	33,664	208,380
Derma Sciences Inc *	6,784	75,370
DexCom Inc *	41,457	564,230
Discovery Laboratories Inc *	26,394	55,691
Durata Therapeutics Inc *	4,948	37,803
Dyax Corp *	59,684	207,700
Dynavax Technologies Corp *	106,299	304,015
Emergent BioSolutions Inc *	15,448	247,786
Emeritus Corp *	18,551	458,581
Endocyte Inc *	17,823	160,051
Endologix Inc *	33,443	476,228
EnteroMedics Inc *	16,592	46,458
Enzon Pharmaceuticals Inc	23,055	102,134
Epocrates Inc *	11,189	98,687
Exact Sciences Corp *	38,744	410,299
Exactech Inc *	5,139	87,106
ExamWorks Group Inc *	17,654	246,979
Exelixis Inc *	110,562	505,268
Five Star Quality Care Inc *	12,333	61,788
Fluidigm Corp *	14,559	208,339
Furiex Pharmaceuticals Inc *	4,381	84,378
Genomic Health Inc *	9,723	265,049
Gentiva Health Services Inc *	18,604	186,970
Geron Corp *	80,137	112,993
Globus Medical Inc ‘A’ *	5,681	59,594
Greatbatch Inc *	14,310	332,564
Greenway Medical Technologies Inc *	4,706	72,284
GTx Inc *	16,324	68,561
Haemonetics Corp *	30,595	1,249,500
Halozyme Therapeutics Inc *	54,712	367,118
Hanger Inc *	20,661	565,285
Hansen Medical Inc *	32,951	68,538
Harvard Bioscience Inc *	15,412	67,505
HealthSouth Corp *	57,708	1,218,216
HealthStream Inc *	11,904	289,386
Healthways Inc *	20,316	217,381
HeartWare International Inc *	8,519	715,170
Hi-Tech Pharmacal Co Inc	6,447	225,516
HMS Holdings Corp *	51,901	1,345,274
Horizon Pharma Inc *	22,915	53,392
Hyperion Therapeutics Inc *	2,137	24,105
ICU Medical Inc *	7,535	459,108
Idenix Pharmaceuticals Inc *	54,892	266,226
ImmunoCellular Therapeutics Ltd *	30,074	57,742
ImmunoGen Inc *	50,573	644,806
Immunomedics Inc *	40,133	117,188
Impax Laboratories Inc *	40,430	828,411
Infinity Pharmaceuticals Inc *	17,103	598,605
Insulet Corp *	28,892	613,088
Integra LifeSciences Holdings Corp *	11,743	457,625
Intercept Pharmaceuticals Inc *	2,300	78,752
InterMune Inc *	39,767	385,342
Invacare Corp	19,236	313,547
IPC The Hospitalist Co Inc *	10,085	400,475
Ironwood Pharmaceuticals Inc ‘A’ *	45,660	506,369
Isis Pharmaceuticals Inc *	60,510	632,935
Jazz Pharmaceuticals PLC * (Ireland)	25,112	1,335,958
Keryx Biopharmaceuticals Inc *	44,071	115,466

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Kindred Healthcare Inc *	31,848	$344,595
KYTHERA Biopharmaceuticals Inc *	2,400	72,816
Landauer Inc	5,648	345,714
Lannett Co Inc *	9,812	48,668
Lexicon Pharmaceuticals Inc *	127,781	283,674
LHC Group Inc *	8,989	191,466
Ligand Pharmaceuticals Inc ‘B’ *	10,423	216,173
Luminex Corp *	25,114	420,911
Magellan Health Services Inc *	16,524	809,676
MAKO Surgical Corp *	23,704	305,070
MannKind Corp *	69,359	160,219
MAP Pharmaceuticals Inc *	17,125	269,034
Masimo Corp	30,159	633,641
Maxygen Inc	17,008	41,840
MedAssets Inc *	35,199	590,287
Medidata Solutions Inc *	13,403	525,264
Merge Healthcare Inc *	35,378	87,384
Meridian Bioscience Inc	24,950	505,237
Merit Medical Systems Inc *	25,531	354,881
Merrimack Pharmaceuticals Inc *	9,197	56,010
Molina Healthcare Inc *	18,145	491,004
Momenta Pharmaceuticals Inc *	28,488	335,589
MWI Veterinary Supply Inc *	7,676	844,360
National Healthcare Corp	6,404	301,116
National Research Corp	1,523	82,547
Natus Medical Inc *	17,884	199,943
Navidea Biopharmaceuticals Inc *	58,056	164,298
Nektar Therapeutics *	69,292	513,454
Neogen Corp *	14,229	644,858
Neurocrine Biosciences Inc *	39,962	298,916
NewLink Genetics Corp *	7,792	97,400
Novavax Inc *	77,853	147,142
NPS Pharmaceuticals Inc *	51,945	472,699
NuVasive Inc *	26,045	402,656
NxStage Medical Inc *	31,122	350,122
Obagi Medical Products Inc *	10,499	142,681
Omeros Corp *	15,386	79,853
Omnicell Inc *	20,265	301,341
OncoGenex Pharmaceutical Inc *	8,909	116,886
Oncothyreon Inc *	34,973	67,148
Opko Health Inc *	64,728	311,342
Optimer Pharmaceuticals Inc *	28,339	256,468
OraSure Technologies Inc *	32,626	234,255
Orexigen Therapeutics Inc *	43,931	231,516
Orthofix International NV * (Netherlands)	11,272	443,328
Osiris Therapeutics Inc *	10,047	90,222
Owens & Minor Inc	38,326	1,092,674
Pacific Biosciences of California Inc *	23,908	40,644
Pacira Pharmaceuticals Inc *	11,348	198,250
Pain Therapeutics Inc *	22,527	61,048
Palomar Medical Technologies Inc *	11,849	109,129
PAREXEL International Corp *	36,210	1,071,454
PDI Inc *	5,898	44,825
PDL BioPharma Inc	84,858	598,249
Pernix Therapeutics Holdings *	5,482	42,485
Pharmacyclics Inc *	32,888	1,904,215
PharMerica Corp *	17,878	254,583
PhotoMedex Inc *	8,022	116,399
POZEN Inc *	16,218	81,252
Progenics Pharmaceuticals Inc *	24,343	72,542
PSS World Medical Inc *	30,485	880,407
Quality Systems Inc	23,857	414,158
Questcor Pharmaceuticals Inc	32,489	868,106
Quidel Corp *	17,121	319,649
Raptor Pharmaceutical Corp *	30,890	180,706
Regulus Therapeutics Inc *	3,700	23,310
Repligen Corp *	18,892	118,831
Repros Therapeutics Inc *	10,247	161,390
Rigel Pharmaceuticals Inc *	51,509	334,808
Rochester Medical Corp *	6,317	63,675

	Shares	Value
Rockwell Medical Technologies Inc *	12,797	$103,016
RTI Biologics Inc *	33,648	143,677
Sagent Pharmaceuticals Inc *	5,779	92,984
Sangamo Biosciences Inc *	31,987	192,242
Santarus Inc *	33,337	366,040
SciClone Pharmaceuticals Inc *	35,006	150,876
Seattle Genetics Inc *	57,463	1,333,142
Select Medical Holdings Corp	21,349	201,321
Sequenom Inc *	69,036	325,850
SIGA Technologies Inc *	20,994	55,004
Skilled Healthcare Group Inc ‘A’ *	11,867	75,593
Solta Medical Inc *	41,625	111,139
Spectranetics Corp *	20,895	308,619
Spectrum Pharmaceuticals Inc	35,928	402,034
Staar Surgical Co *	21,903	133,608
STERIS Corp	34,947	1,213,709
Sucampo Pharmaceuticals Inc ‘A’ *	6,864	33,634
Sunesis Pharmaceuticals Inc *	18,023	75,697
Sunrise Senior Living Inc *	35,310	507,758
Supernus Pharmaceuticals Inc *	2,558	18,341
SurModics Inc *	7,838	175,258
Symmetry Medical Inc *	22,084	232,324
Synageva BioPharma Corp *	6,391	295,839
Synergy Pharmaceuticals Inc *	25,227	132,694
Synta Pharmaceuticals Corp *	24,000	216,480
Targacept Inc *	16,884	73,952
Team Health Holdings Inc *	17,105	492,111
TESARO Inc *	2,719	46,087
The Ensign Group Inc	10,554	286,963
The Medicines Co *	33,251	797,026
The Providence Service Corp *	7,949	135,053
Theravance Inc *	36,743	818,267
Threshold Pharmaceuticals Inc *	27,796	117,021
Tornier NV * (Netherlands)	9,533	160,059
Transcept Pharmaceuticals Inc *	7,802	34,719
Triple-S Management Corp ‘B’ *	11,819	218,297
Trius Therapeutics Inc *	15,864	75,830
U.S. Physical Therapy Inc	7,261	199,968
Unilife Corp *	47,481	107,782
Universal American Corp	22,695	194,950
Utah Medical Products Inc	1,912	68,928
Vanda Pharmaceuticals Inc *	17,293	63,984
Vanguard Health Systems Inc *	19,232	235,592
Vascular Solutions Inc *	9,535	150,653
Ventrus Biosciences Inc *	7,712	16,658
Verastem Inc *	3,788	33,297
Vical Inc *	45,912	133,604
ViroPharma Inc *	39,860	907,214
Vivus Inc *	60,250	808,555
Vocera Communications Inc *	4,233	106,248
Volcano Corp *	32,196	760,148
WellCare Health Plans Inc *	26,051	1,268,423
West Pharmaceutical Services Inc	20,458	1,120,075
Wright Medical Group Inc *	23,742	498,345
XenoPort Inc *	26,044	202,362
XOMA Corp *	48,571	116,328
Young Innovations Inc	3,251	128,122
Zeltiq Aesthetics Inc *	10,443	48,351
ZIOPHARM Oncology Inc *	40,894	170,119
Zogenix Inc *	32,413	43,109

		87,650,137

Industrials - 15.1%

A.O. Smith Corp	23,570	1,486,560
AAON Inc	11,145	232,596
AAR Corp	24,293	453,793
ABM Industries Inc	32,399	646,360
Acacia Research Corp *	30,061	771,065
ACCO Brands Corp *	68,253	500,977
Accuride Corp *	29,084	93,360

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Aceto Corp	16,262	$163,270
Acorn Energy Inc	11,056	86,347
Actuant Corp ‘A’	43,994	1,227,873
Acuity Brands Inc	25,587	1,733,008
Aegion Corp *	23,676	525,370
Aerovironment Inc *	10,461	227,422
Air Transport Services Group Inc *	32,875	131,829
Aircastle Ltd (Bermuda)	35,404	443,966
Alamo Group Inc	4,140	135,130
Alaska Air Group Inc *	43,008	1,853,215
Albany International Corp ‘A’	16,578	375,989
Allegiant Travel Co	9,053	664,581
Altra Holdings Inc	16,157	356,262
AMERCO	5,240	664,484
Ameresco Inc ‘A’ *	12,318	120,840
American Railcar Industries Inc	5,732	181,876
American Science & Engineering Inc	5,070	330,615
American Superconductor Corp *	24,275	63,601
American Woodmark Corp *	5,855	162,886
Ampco-Pittsburgh Corp	5,232	104,535
API Technologies Corp *	19,742	58,041
Apogee Enterprises Inc	17,090	409,647
Applied Industrial Technologies Inc	25,479	1,070,373
ARC Document Solutions Inc *	22,565	57,766
Argan Inc	6,021	108,378
Arkansas Best Corp	15,535	148,359
Astec Industries Inc	12,146	404,826
Astronics Corp *	7,316	167,390
AT Cross Co ‘A’ *	5,760	62,093
Atlas Air Worldwide Holdings Inc *	15,949	706,700
Avis Budget Group Inc *	64,155	1,271,552
AZZ Inc	15,275	587,018
Barnes Group Inc	32,699	734,420
Barrett Business Services Inc	4,190	159,597
Beacon Roofing Supply Inc *	28,292	941,558
Belden Inc	27,463	1,235,560
Blount International Inc *	29,617	468,541
BlueLinx Holdings Inc *	14,466	40,649
Brady Corp ‘A’	29,619	989,275
Briggs & Stratton Corp	29,413	620,026
Builders FirstSource Inc *	27,185	151,692
CAI International Inc *	8,685	190,636
Capstone Turbine Corp *	179,705	159,937
Cascade Corp	5,579	358,730
Casella Waste Systems Inc ‘A’ *	21,754	95,283
CBIZ Inc *	22,859	135,097
CDI Corp	8,259	141,477
Ceco Environmental Corp	4,322	43,004
Celadon Group Inc	12,029	217,364
Cenveo Inc *	32,015	86,441
Chart Industries Inc *	18,063	1,204,260
CIRCOR International Inc	10,450	413,715
CLARCOR Inc	30,352	1,450,219
Coleman Cable Inc	5,021	46,545
Columbus McKinnon Corp *	11,691	193,135
Comfort Systems USA Inc	22,553	274,244
Commercial Vehicle Group Inc *	14,548	119,439
Compx International Inc	349	4,940
Consolidated Graphics Inc *	4,498	157,070
Courier Corp	6,008	66,088
CPI Aerostructures Inc *	3,978	39,820
CRA International Inc *	6,026	119,134
Cubic Corp	9,602	460,608
Curtiss-Wright Corp	28,307	929,319
Deluxe Corp	30,867	995,152
DigitalGlobe Inc *	21,878	534,698
Douglas Dynamics Inc	13,290	191,243
DXP Enterprises Inc *	5,344	262,230
Dycom Industries Inc *	20,248	400,910
Dynamic Materials Corp	8,156	113,368

	Shares	Value
Echo Global Logistics Inc *	8,774	$157,669
Edgen Group Inc *	8,620	60,857
EMCOR Group Inc	40,291	1,394,472
Encore Wire Corp	9,914	300,493
Energy Recovery Inc *	25,593	87,016
EnergySolutions Inc *	48,693	151,922
EnerNOC Inc *	15,086	177,261
EnerSys *	28,961	1,089,802
Ennis Inc	15,860	245,354
Enphase Energy Inc *	4,734	17,279
EnPro Industries Inc *	12,368	505,851
ESCO Technologies Inc	16,142	603,872
Esterline Technologies Corp *	18,509	1,177,357
Exponent Inc *	8,040	448,873
Federal Signal Corp *	37,817	287,787
Flow International Corp *	28,746	100,611
Forward Air Corp	17,580	615,476
Franklin Covey Co *	8,270	106,683
Franklin Electric Co Inc	14,156	880,079
FreightCar America Inc	7,307	163,823
FTI Consulting Inc *	25,309	835,197
FuelCell Energy Inc *	92,736	85,039
Furmanite Corp *	22,546	121,072
G&K Services Inc ‘A’	11,472	391,769
Genco Shipping & Trading Ltd *	18,374	64,125
GenCorp Inc *	36,376	332,840
Generac Holdings Inc	14,949	512,900
Genesee & Wyoming Inc ‘A’ *	26,795	2,038,564
GeoEye Inc *	9,214	283,146
Gibraltar Industries Inc *	18,541	295,173
Global Power Equipment Group Inc	10,220	175,273
GP Strategies Corp *	8,866	183,083
Graham Corp	5,993	116,864
Granite Construction Inc	23,398	786,641
Great Lakes Dredge & Dock Co	35,656	318,408
Griffon Corp	27,638	316,731
H&E Equipment Services Inc	17,294	260,621
Hardinge Inc	7,084	70,415
Hawaiian Holdings Inc *	31,105	204,360
Healthcare Services Group Inc	40,591	942,929
Heartland Express Inc	28,589	373,658
HEICO Corp	31,811	1,423,860
Heidrick & Struggles International Inc	10,887	166,136
Heritage-Crystal Clean Inc *	4,716	70,787
Herman Miller Inc	35,160	753,127
Hexcel Corp *	60,177	1,622,372
Hill International Inc *	13,277	48,594
HNI Corp	27,539	827,822
Houston Wire & Cable Co	10,791	132,406
Hub Group Inc ‘A’ *	22,348	750,893
Hudson Global Inc *	20,023	89,703
Hurco Cos Inc *	3,894	89,562
Huron Consulting Group Inc *	13,785	464,417
Hyster-Yale Materials Handling Inc	6,578	321,006
ICF International Inc *	12,038	282,171
II-VI Inc *	31,756	580,182
InnerWorkings Inc *	19,174	264,218
Insperity Inc	13,763	448,123
Insteel Industries Inc	10,648	132,887
Interface Inc	35,358	568,557
International Shipholding Corp	3,289	54,203
Intersections Inc	5,392	51,116
JetBlue Airways Corp *	141,162	806,035
John Bean Technologies Corp	17,343	308,185
Kadant Inc *	7,082	187,744
Kaman Corp	15,936	586,445
Kaydon Corp	19,362	463,333
Kelly Services Inc ‘A’	16,249	255,759
Kforce Inc	17,304	247,966
Kimball International Inc ‘B’	19,779	229,634

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Knight Transportation Inc	35,093	$513,411
Knoll Inc	28,852	443,167
Korn/Ferry International *	28,802	456,800
Kratos Defense & Security Solutions Inc *	24,207	121,761
Layne Christensen Co *	12,054	292,551
LB Foster Co ‘A’	5,538	240,571
Lindsay Corp	7,681	615,402
LMI Aerospace Inc *	5,547	107,279
LSI Industries Inc	11,883	83,300
Lydall Inc *	10,403	149,179
Marten Transport Ltd	9,445	173,694
MasTec Inc *	33,103	825,258
McGrath RentCorp	14,934	433,385
Meritor Inc *	58,418	276,317
Met-Pro Corp	8,934	86,570
Metalico Inc *	24,490	48,000
Michael Baker Corp	5,072	126,445
Miller Industries Inc	6,506	99,217
Mine Safety Appliances Co	16,719	714,068
Mistras Group Inc *	9,375	231,469
Mobile Mini Inc *	23,057	480,277
Moog Inc ‘A’ *	27,260	1,118,478
Mueller Industries Inc	11,967	598,709
Mueller Water Products Inc ‘A’	94,869	532,215
Multi-Color Corp	8,084	193,935
MYR Group Inc *	12,429	276,545
National Presto Industries Inc	2,934	202,739
Navigant Consulting Inc *	31,457	351,060
NCI Building Systems Inc *	10,726	149,091
NL Industries Inc	4,109	47,048
NN Inc *	10,246	93,853
Nortek Inc *	4,663	308,924
Northwest Pipe Co *	5,661	135,071
Odyssey Marine Exploration Inc *	44,372	131,785
Old Dominion Freight Line Inc *	43,068	1,476,371
Omega Flex Inc	1,637	20,233
On Assignment Inc *	26,001	527,300
Orbital Sciences Corp *	35,548	489,496
Orion Marine Group Inc *	16,460	120,323
Pacer International Inc *	21,431	83,581
Park-Ohio Holdings Corp *	5,155	109,853
Patrick Industries Inc *	2,548	39,647
Patriot Transportation Holding Inc *	3,814	108,432
Pendrell Corp *	94,655	120,212
Performant Financial Corp *	5,457	55,116
PGT Inc *	11,950	53,775
Pike Electric Corp	10,274	98,117
PMFG Inc *	12,579	114,343
Powell Industries Inc *	5,391	223,888
Preformed Line Products Co	1,377	81,821
Primoris Services Corp	18,136	272,765
Proto Labs Inc *	3,015	118,851
Quad/Graphics Inc	15,108	308,052
Quality Distribution Inc *	13,135	78,810
Quanex Building Products Corp	22,269	454,510
Rand Logistics Inc *	10,466	68,029
Raven Industries Inc	21,911	577,574
RBC Bearings Inc *	13,348	668,334
Republic Airways Holdings Inc *	29,364	166,788
Resources Connection Inc	25,589	305,533
Rexnord Corp *	17,353	369,619
Roadrunner Transportation Systems Inc *	8,458	153,428
Robbins & Myers Inc	23,258	1,382,688
RPX Corp *	12,957	117,131
Rush Enterprises Inc ‘A’ *	19,949	412,346
Saia Inc *	9,607	222,114
Sauer-Danfoss Inc	7,135	380,795
Schawk Inc	7,166	94,305
Seaboard Corp	183	462,968
SeaCube Container Leasing Ltd (Bermuda)	6,545	123,373

	Shares	Value
SIFCO Industries Inc	1,518	$23,909
Simpson Manufacturing Co Inc	24,216	794,043
SkyWest Inc	30,692	382,422
Spirit Airlines Inc *	25,190	446,367
Standard Parking Corp *	9,304	204,595
Standex International Corp	7,599	389,753
Steelcase Inc ‘A’	45,942	585,301
Sterling Construction Co Inc *	10,005	99,450
Sun Hydraulics Corp	12,579	328,060
Swift Transportation Co *	47,502	433,218
Swisher Hygiene Inc *	69,026	120,796
Sykes Enterprises Inc *	23,631	359,664
Sypris Solutions Inc	6,674	26,429
TAL International Group Inc	17,682	643,271
Taser International Inc *	31,161	278,579
Team Inc *	11,989	456,062
Teledyne Technologies Inc *	22,201	1,444,619
Tennant Co	11,348	498,745
Tetra Tech Inc *	38,260	1,011,977
Textainer Group Holdings Ltd (Bermuda)	8,359	262,974
The Advisory Board Co *	20,693	968,225
The Brink’s Co	28,544	814,360
The Corporate Executive Board Co	20,256	961,350
The Dolan Co *	18,335	71,323
The Eastern Co	3,707	58,645
The Geo Group Inc	37,107	1,046,417
The Gorman-Rupp Co	9,134	272,467
The Greenbrier Cos Inc *	13,842	223,825
The KEYW Holding Corp *	14,790	187,685
The Middleby Corp *	11,305	1,449,414
Thermon Group Holdings Inc *	8,877	199,999
Titan International Inc	28,867	626,991
Titan Machinery Inc *	10,205	252,063
TMS International Corp ‘A’ *	7,471	93,537
TRC Cos Inc *	9,728	56,617
Trex Co Inc *	9,011	335,480
TriMas Corp *	19,433	543,347
TrueBlue Inc *	24,324	383,103
Tutor Perini Corp *	21,614	296,112
Twin Disc Inc	5,193	90,514
UniFirst Corp	8,742	640,963
United Stationers Inc	24,545	760,650
Universal Forest Products Inc	11,890	452,296
Universal Truckload Services Inc	3,301	60,243
US Airways Group Inc *	98,172	1,325,322
US Ecology Inc	11,054	260,211
USG Corp *	44,781	1,257,003
Viad Corp	12,148	329,940
Vicor Corp *	12,003	65,056
VSE Corp	2,474	60,638
Wabash National Corp *	41,297	370,434
WageWorks Inc *	4,177	74,351
Watsco Inc	17,796	1,332,920
Watts Water Technologies Inc ‘A’	16,982	730,056
Werner Enterprises Inc	26,756	579,803
Wesco Aircraft Holdings Inc *	10,620	140,290
Willis Lease Finance Corp *	3,131	44,805
Woodward Inc	41,770	1,592,690
XPO Logistics Inc *	10,600	184,228
Zipcar Inc *	16,489	135,869

		112,281,536

Information Technology - 16.1%

3D Systems Corp *	28,296	1,509,592
Accelrys Inc *	33,302	301,383
ACI Worldwide Inc *	23,990	1,048,123
Actuate Corp *	29,578	165,637
Acxiom Corp *	46,427	810,615
ADTRAN Inc	38,475	751,801
Advanced Energy Industries Inc *	24,065	332,338

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Advent Software Inc *	19,024	$406,733
Aeroflex Holding Corp *	12,057	84,399
Agilysys Inc *	8,730	73,070
Alpha & Omega Semiconductor Ltd * (Bermuda)	10,438	87,679
Ambarella Inc * (Cayman)	3,482	38,824
Ambient Corp *	1,678	5,051
American Software Inc ‘A’	14,172	109,975
Amkor Technology Inc *	44,347	188,475
ANADIGICS Inc *	42,512	107,130
Anaren Inc *	8,432	164,002
Angie’s List Inc *	21,448	257,162
Anixter International Inc	17,048	1,090,731
Applied Micro Circuits Corp *	39,291	330,044
ARRIS Group Inc *	68,191	1,018,774
Aruba Networks Inc *	67,525	1,401,144
Aspen Technology Inc *	56,520	1,562,213
ATMI Inc *	19,180	400,478
Audience Inc *	3,682	38,256
AVG Technologies NV * (Netherlands)	4,907	77,678
Aviat Networks Inc *	36,901	121,404
Avid Technology Inc *	18,098	137,183
Aware Inc	7,087	38,837
Axcelis Technologies Inc *	65,058	90,431
AXT Inc *	19,665	55,259
Badger Meter Inc	8,777	416,118
Bankrate Inc *	27,824	346,409
Bazaarvoice Inc *	6,264	58,568
Bel Fuse Inc ‘B’	6,368	124,494
Benchmark Electronics Inc *	34,708	576,847
Black Box Corp	9,889	240,698
Blackbaud Inc	27,288	622,985
Blucora Inc *	24,312	381,942
Bottomline Technologies Inc *	21,097	556,750
Brightcove Inc *	3,525	31,866
BroadSoft Inc *	16,567	601,879
Brooks Automation Inc	40,163	323,312
Cabot Microelectronics Corp	14,214	504,739
CACI International Inc ‘A’ *	13,684	753,031
CalAmp Corp *	17,698	147,247
Calix Inc *	23,661	181,953
Callidus Software Inc *	20,526	93,188
Carbonite Inc *	6,932	64,121
Cardtronics Inc *	26,616	631,864
Cass Information Systems Inc	6,186	261,049
Cavium Inc *	30,034	937,361
Ceva Inc *	14,115	222,311
Checkpoint Systems Inc *	24,560	263,774
CIBER Inc *	43,486	145,243
Ciena Corp *	59,792	938,734
Cirrus Logic Inc *	39,016	1,130,294
Cognex Corp	25,874	952,681
Coherent Inc	14,261	721,892
Cohu Inc	14,864	161,126
CommVault Systems Inc *	26,985	1,881,124
Computer Task Group Inc *	9,207	167,844
comScore Inc *	21,422	295,195
Comtech Telecommunications Corp	10,678	271,008
Comverse Inc *	13,222	377,224
Comverse Technology Inc *	132,221	507,729
Constant Contact Inc *	18,472	262,487
Convergys Corp	65,995	1,082,978
Cornerstone OnDemand Inc *	20,302	599,518
CoStar Group Inc *	17,040	1,522,865
Cray Inc *	22,530	359,354
CSG Systems International Inc *	20,429	371,399
CTS Corp	20,508	218,000
Cymer Inc *	18,709	1,691,855
Daktronics Inc	21,953	243,020
Datalink Corp *	9,334	79,806

	Shares	Value
DealerTrack Technologies Inc *	25,600	$735,232
Demand Media Inc *	17,950	166,756
Demandware Inc *	3,991	109,034
Dice Holdings Inc *	25,583	234,852
Digi International Inc *	15,578	147,524
Digimarc Corp	4,345	89,942
Digital River Inc *	22,412	322,509
Diodes Inc *	21,368	370,735
DSP Group Inc *	12,546	72,265
DTS Inc *	11,061	184,719
E2open Inc *	2,637	37,340
Earthlink Inc	64,292	415,326
Ebix Inc	17,007	273,302
Echelon Corp *	23,469	57,499
Electro Rent Corp	11,499	176,855
Electro Scientific Industries Inc	13,907	138,375
Electronics for Imaging Inc *	27,958	530,922
Ellie Mae Inc *	15,255	423,326
Eloqua Inc *	5,594	131,962
Emulex Corp *	52,807	385,491
Entegris Inc *	82,923	761,233
Entropic Communications Inc *	53,615	283,623
Envestnet Inc *	12,919	180,220
Envivio Inc *	4,678	7,953
EPAM Systems Inc *	3,034	54,915
EPIQ Systems Inc	19,119	244,341
ePlus Inc	2,419	100,001
Euronet Worldwide Inc *	30,608	722,349
Exa Corp *	3,479	33,851
ExactTarget Inc *	5,983	119,660
Exar Corp *	22,451	199,814
ExlService Holdings Inc *	14,032	371,848
Extreme Networks Inc *	56,351	205,118
Fabrinet * (Cayman)	13,282	174,525
Fair Isaac Corp	20,709	870,399
FalconStor Software Inc *	18,753	43,694
FARO Technologies Inc *	10,186	363,436
FEI Co	22,919	1,271,088
Finisar Corp *	55,119	898,440
First Solar Inc *	36,339	1,122,148
FleetMatics Group PLC * (Ireland)	5,226	131,486
FormFactor Inc *	29,539	134,698
Forrester Research Inc	8,440	226,192
Gerber Scientific Inc Escrow Shares * +	9,525	-
Global Cash Access Holdings Inc *	22,379	175,451
Globecomm Systems Inc *	13,805	155,997
Glu Mobile Inc *	33,498	76,710
GSI Group Inc * (Canada)	17,428	150,926
GSI Technology Inc *	12,240	76,745
GT Advanced Technologies Inc *	72,171	217,956
Guidance Software Inc *	8,823	104,729
Guidewire Software Inc *	12,309	365,823
Harmonic Inc *	71,464	362,322
Heartland Payment Systems Inc	23,432	691,244
Higher One Holdings Inc *	19,249	202,884
Hittite Microwave Corp *	19,008	1,180,397
iGate Corp *	19,289	304,188
Imation Corp *	18,374	85,807
Immersion Corp *	17,395	119,504
Imperva Inc *	5,857	184,671
Infinera Corp *	66,660	387,295
Infoblox Inc *	4,754	85,429
Innodata Inc *	13,566	51,279
Inphi Corp *	13,992	134,043
Insight Enterprises Inc *	26,738	464,439
Integrated Device Technology Inc *	85,924	627,245
Integrated Silicon Solution Inc *	16,439	147,951
Interactive Intelligence Group Inc *	8,898	298,439
InterDigital Inc	24,753	1,017,348
Intermec Inc *	36,304	357,957

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
Intermolecular Inc *	8,469	$75,374
Internap Network Services Corp *	32,184	223,357
International Rectifier Corp *	41,739	740,032
Intersil Corp ‘A’	77,013	638,438
Intevac Inc *	13,660	62,426
IntraLinks Holdings Inc *	22,385	138,115
InvenSense Inc *	22,011	244,542
iPass Inc *	31,608	57,843
Ixia *	25,432	431,835
IXYS Corp	14,709	134,440
j2 Global Inc	28,012	856,607
Jive Software Inc *	9,703	140,985
Kemet Corp *	26,786	134,734
Key Tronic Corp *	6,511	66,673
Keynote Systems Inc	9,369	132,009
Kopin Corp *	40,120	133,600
KVH Industries Inc *	8,994	125,736
Lattice Semiconductor Corp *	71,136	283,833
Limelight Networks Inc *	36,396	80,799
Lionbridge Technologies Inc *	34,161	137,327
Liquidity Services Inc *	14,183	579,517
Littelfuse Inc	13,088	807,660
LivePerson Inc *	33,206	436,327
LogMeIn Inc *	13,275	297,493
Loral Space & Communications Inc	6,652	363,598
LTX-Credence Corp *	29,478	193,376
M/A-COM Technology Solutions Holdings Inc *	3,708	55,509
Manhattan Associates Inc *	12,238	738,441
ManTech International Corp ‘A’	13,882	360,099
Marchex Inc ‘B’	13,274	54,556
Market Leader Inc *	13,376	87,613
Mattersight Corp *	6,170	30,665
Mattson Technology Inc *	35,686	29,976
MAXIMUS Inc	20,535	1,298,223
MaxLinear Inc ‘A’ *	13,281	66,671
Maxwell Technologies Inc *	17,628	146,136
Measurement Specialties Inc *	9,174	315,219
MeetMe Inc *	11,466	40,016
MEMC Electronic Materials Inc *	139,085	446,463
Mentor Graphics Corp *	56,176	956,116
Mercury Systems Inc *	18,607	171,184
Mesa Laboratories Inc	1,549	77,620
Methode Electronics Inc	22,558	226,257
Micrel Inc	29,487	280,127
Microsemi Corp *	53,637	1,128,522
MicroStrategy Inc ‘A’ *	5,162	482,028
Millennial Media Inc *	7,033	88,123
Mindspeed Technologies Inc *	22,307	104,397
MIPS Technologies Inc *	28,865	225,724
MKS Instruments Inc	31,708	817,432
ModusLink Global Solutions Inc *	23,380	67,802
MoneyGram International Inc *	13,266	176,305
Monolithic Power Systems Inc	18,555	413,405
Monotype Imaging Holdings Inc	22,239	355,379
Monster Worldwide Inc *	73,183	411,288
MoSys Inc *	19,910	69,287
Move Inc *	23,577	178,949
MTS Systems Corp	9,705	494,276
Multi-Fineline Electronix Inc *	5,233	105,759
Nanometrics Inc *	14,087	203,135
Neonode Inc *	13,880	67,457
NeoPhotonics Corp *	11,682	67,055
NETGEAR Inc *	22,903	902,836
NetScout Systems Inc *	22,161	575,964
Newport Corp *	23,167	311,596
NIC Inc	38,910	635,789
Numerex Corp ‘A’ *	6,020	79,103
NVE Corp *	2,905	161,198
Oclaro Inc *	44,705	70,187
OCZ Technology Group Inc *	41,503	79,271

	Shares	Value
OmniVision Technologies Inc *	31,612	$445,097
OpenTable Inc *	13,648	666,022
Oplink Communications Inc *	11,603	180,775
OSI Systems Inc *	12,007	768,928
Parametric Technology Corp *	72,218	1,625,627
Park Electrochemical Corp	12,474	320,956
ParkerVision Inc *	46,979	95,367
PC Connection Inc	5,397	62,066
PCTEL Inc	10,938	78,754
PDF Solutions Inc *	14,661	202,029
Pegasystems Inc	10,445	236,893
Peregrine Semiconductor Corp *	3,636	55,667
Perficient Inc *	19,232	226,553
Pericom Semiconductor Corp *	14,467	116,170
Pervasive Software Inc *	7,892	70,318
Photronics Inc *	36,457	217,284
Plantronics Inc	25,658	946,010
Plexus Corp *	21,194	546,805
PLX Technology Inc *	27,230	98,845
Power Integrations Inc	17,091	574,429
Power-One Inc *	40,924	168,198
PRGX Global Inc *	13,745	88,655
Procera Networks Inc *	11,659	216,274
Progress Software Corp *	37,927	796,088
Proofpoint Inc *	3,876	47,714
PROS Holdings Inc *	13,314	243,513
QAD Inc ‘A’	3,823	55,051
QLIK Technologies Inc *	51,515	1,118,906
QLogic Corp *	58,845	572,562
Qualys Inc *	4,959	73,344
Quantum Corp *	141,442	175,388
QuickLogic Corp *	26,287	57,043
QuinStreet Inc *	20,033	134,622
Radisys Corp *	14,014	41,762
Rambus Inc *	67,036	327,136
RealD Inc *	24,988	280,115
RealNetworks Inc *	12,653	95,657
RealPage Inc *	21,603	465,977
Responsys Inc *	21,936	130,739
RF Micro Devices Inc *	168,578	755,229
Richardson Electronics Ltd	7,781	88,081
Rofin-Sinar Technologies Inc *	17,168	372,202
Rogers Corp *	9,856	489,449
Rosetta Stone Inc *	6,358	78,458
Rubicon Technology Inc *	10,283	62,829
Ruckus Wireless Inc *	4,926	110,983
Rudolph Technologies Inc *	19,558	263,055
Saba Software Inc *	18,184	158,928
Sanmina Corp *	49,148	544,068
Sapiens International Corp NV * (Netherlands)	8,289	33,156
Sapient Corp *	74,443	786,118
ScanSource Inc *	16,557	526,016
SciQuest Inc *	10,896	172,811
SeaChange International Inc *	17,150	165,841
Semtech Corp *	39,568	1,145,494
ServiceSource International Inc *	29,935	175,120
ShoreTel Inc *	29,061	123,219
Sigma Designs Inc *	19,767	101,800
Silicon Graphics International Corp *	19,453	199,004
Silicon Image Inc *	50,248	249,230
Sonus Networks Inc *	129,242	219,711
Sourcefire Inc *	17,850	842,877
Spansion Inc ‘A’ *	29,040	403,946
Spark Networks Inc *	6,627	51,691
SPS Commerce Inc *	7,457	277,922
SS&C Technologies Holdings Inc *	20,438	472,527
Stamps.com Inc *	8,087	203,792
STEC Inc *	21,713	107,045
STR Holdings Inc *	18,439	46,466

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
SunPower Corp *	24,346	$136,825
Super Micro Computer Inc *	17,494	178,439
Supertex Inc	6,270	110,039
support.com Inc *	29,512	123,360
Sycamore Networks Inc	12,735	28,526
Symmetricom Inc *	24,749	142,802
Synacor Inc *	4,179	22,859
Synaptics Inc *	20,350	609,890
Synchronoss Technologies Inc *	16,649	351,127
SYNNEX Corp *	15,833	544,339
Syntel Inc	9,330	499,995
Take-Two Interactive Software Inc *	47,191	519,573
Tangoe Inc *	17,968	213,280
TechTarget Inc *	9,141	50,733
TeleNav Inc *	9,960	79,481
TeleTech Holdings Inc *	13,900	247,420
Tellabs Inc	221,106	504,122
Telular Corp	10,223	96,812
Tessco Technologies Inc	3,342	73,992
Tessera Technologies Inc	31,340	514,603
The Active Network Inc *	23,486	115,316
The Hackett Group Inc	15,205	65,077
TiVo Inc *	75,326	928,016
TNS Inc *	14,822	307,260
Travelzoo Inc *	4,389	83,347
TriQuint Semiconductor Inc *	101,938	493,380
Trulia Inc *	4,105	66,665
TTM Technologies Inc *	32,245	296,654
Tyler Technologies Inc *	18,188	881,027
Ubiquiti Networks Inc	6,491	78,801
Ultimate Software Group Inc *	16,087	1,518,774
Ultra Clean Holdings Inc *	16,076	78,933
Ultratech Inc *	15,831	590,496
Unisys Corp *	26,478	458,069
United Online Inc	54,677	305,644
Universal Display Corp *	23,973	614,188
Unwired Planet Inc *	29,768	35,722
ValueClick Inc *	45,282	878,924
VASCO Data Security International Inc *	16,956	138,361
Veeco Instruments Inc *	23,488	693,366
Verint Systems Inc *	13,092	384,381
ViaSat Inc *	22,679	882,213
Viasystems Group Inc *	2,317	28,267
VirnetX Holding Corp *	25,371	742,863
Virtusa Corp *	11,177	183,638
Vishay Precision Group Inc *	7,379	97,550
VistaPrint NV * (Netherlands)	20,614	677,376
Vocus Inc *	12,520	217,598
Volterra Semiconductor Corp *	15,367	263,851
Web.com Group Inc *	21,308	315,358
WebMD Health Corp *	30,692	440,123
Websense Inc *	22,387	336,700
Westell Technologies Inc ‘A’ *	26,988	49,928
WEX Inc *	23,492	1,770,592
XO Group Inc *	15,504	144,187
Yelp Inc *	5,184	97,718
Zix Corp *	36,893	103,300
Zygo Corp *	9,777	153,499

		120,265,700

Materials - 5.1%

A. Schulman Inc	17,826	515,706
A.M. Castle & Co *	10,190	150,506
ADA-ES Inc *	5,545	93,600
AEP Industries Inc *	2,503	148,253
AK Steel Holding Corp	81,906	376,768
AMCOL International Corp	15,223	467,042
American Vanguard Corp	16,848	523,467
Arabian American Development Co *	12,548	104,274
Balchem Corp	17,631	641,768

	Shares	Value
Berry Plastics Group Inc *	17,570	$282,526
Boise Inc	60,708	482,629
Buckeye Technologies Inc	23,801	683,327
Calgon Carbon Corp *	34,305	486,445
Century Aluminum Co *	31,006	271,613
Chase Corp	3,856	71,722
Chemtura Corp *	59,635	1,267,840
Clearwater Paper Corp *	14,094	551,921
Coeur d’Alene Mines Corp *	54,233	1,334,132
Deltic Timber Corp	6,587	465,174
Eagle Materials Inc	29,562	1,729,377
Ferro Corp *	52,778	220,612
Flotek Industries Inc *	29,881	364,548
FutureFuel Corp	11,663	138,090
General Moly Inc *	41,158	165,044
Georgia Gulf Corp	20,699	854,455
Globe Specialty Metals Inc	37,109	510,249
Gold Reserve Inc * (Canada)	32,132	106,357
Gold Resource Corp	18,155	279,768
Golden Minerals Co *	19,914	91,405
Golden Star Resources Ltd (XASE) * (Canada)	157,589	289,964
Graphic Packaging Holding Co *	101,096	653,080
GSE Holding Inc *	4,857	30,113
H.B. Fuller Co	30,173	1,050,624
Handy & Harman Ltd *	3,198	48,194
Hawkins Inc	5,497	212,404
Haynes International Inc	7,399	383,786
Headwaters Inc *	37,306	319,339
Hecla Mining Co	172,119	1,003,454
Horsehead Holding Corp *	26,645	272,045
Innophos Holdings Inc	13,200	613,800
Innospec Inc	13,897	479,307
Kaiser Aluminum Corp	11,634	717,701
KapStone Paper and Packaging Corp	24,386	541,125
KMG Chemicals Inc	4,610	80,998
Koppers Holdings Inc	12,509	477,218
Kraton Performance Polymers Inc *	19,452	467,431
Landec Corp *	15,516	147,247
Louisiana-Pacific Corp *	83,106	1,605,608
LSB Industries Inc *	11,308	400,529
Materion Corp	12,257	315,985
McEwen Mining Inc *	130,892	501,316
Metals USA Holdings Corp	7,065	123,567
Midway Gold Corp * (Canada)	76,110	105,793
Minerals Technologies Inc	21,386	853,729
Myers Industries Inc	20,393	308,954
Neenah Paper Inc	9,615	273,739
Noranda Aluminum Holding Corp	20,726	126,636
Olin Corp	48,455	1,046,143
Olympic Steel Inc	5,553	122,943
OM Group Inc *	19,477	432,389
OMNOVA Solutions Inc *	28,093	196,932
Paramount Gold & Silver Corp *	78,377	181,835
PH Glatfelter Co	25,922	453,116
PolyOne Corp	54,116	1,105,049
Quaker Chemical Corp	7,831	421,778
Resolute Forest Products *	48,658	644,232
Revett Minerals Inc * (Canada)	15,083	42,534
RTI International Metals Inc *	18,259	503,218
Schnitzer Steel Industries Inc ‘A’	15,167	460,015
Schweitzer-Mauduit International Inc	18,827	734,818
Sensient Technologies Corp	30,142	1,071,849
Spartech Corp *	18,770	170,244
Stepan Co	10,140	563,176
Stillwater Mining Co *	69,967	894,178
SunCoke Energy Inc *	42,289	659,285
Texas Industries Inc *	13,634	695,470
Tredegar Corp	14,692	300,011
U.S. Antimony Corp *	33,083	58,226
U.S. Silica Holdings Inc	7,201	120,473

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

	Shares	Value
UFP Technologies Inc *	3,312	$59,351
United States Lime & Minerals Inc *	990	46,649
Universal Stainless & Alloy Products Inc *	4,184	153,846
Vista Gold Corp * (Canada)	35,151	94,908
Wausau Paper Corp	26,854	232,556
Worthington Industries Inc	31,624	821,908
Zep Inc	13,172	190,204
Zoltek Cos Inc *	16,385	126,984

		38,386,624

Telecommunication Services - 0.7%

8x8 Inc *	42,903	317,053
Atlantic Tele-Network Inc	5,541	203,410
Boingo Wireless Inc *	9,682	73,099
Cbeyond Inc *	16,490	149,070
Cincinnati Bell Inc *	119,681	655,852
Cogent Communications Group Inc	28,224	638,991
Consolidated Communications Holdings Inc	24,572	391,186
Fairpoint Communications Inc *	12,988	103,125
General Communication Inc ‘A’ *	22,409	214,902
Hawaiian Telcom Holdco Inc *	6,249	121,856
HickoryTech Corp	8,334	81,090
IDT Corp ‘B’	9,541	91,021
inContact Inc *	22,880	118,518
Iridium Communications Inc *	30,337	204,471
Leap Wireless International Inc *	32,561	216,531
Lumos Networks Corp	9,197	92,154
magicJack VocalTec Ltd * (Israel)	8,602	156,643
Neutral Tandem Inc	16,948	43,556
nTelos Holdings Corp	9,236	121,084
ORBCOMM Inc *	21,030	82,438
Premiere Global Services Inc *	30,473	298,026
Primus Telecommunications Group Inc	7,397	80,405
Shenandoah Telecommunications Co	14,420	220,770
Towerstream Corp *	29,469	95,774
USA Mobility Inc	11,861	138,537
Vonage Holdings Corp *	73,682	174,626

		5,084,188

Utilities - 3.3%

ALLETE Inc	23,057	944,876
American DG Energy Inc *	14,450	33,380
American States Water Co	11,407	547,308
Artesian Resources Corp ‘A’	4,592	102,999
Atlantic Power Corp (Canada)	68,661	784,795
Avista Corp	35,466	855,085
Black Hills Corp	26,656	968,679
Cadiz Inc *	8,096	64,120
California Water Service Group	25,484	467,631
CH Energy Group Inc	8,985	586,002
Chesapeake Utilities Corp	5,796	263,138
Cleco Corp	36,894	1,476,129
Connecticut Water Service Inc	6,351	189,133
Consolidated Water Co Ltd (Cayman)	8,987	66,504
Delta Natural Gas Co Inc	4,091	79,979
El Paso Electric Co	24,129	769,956
Genie Energy Ltd ‘B’	8,770	62,267
IDACORP Inc	30,273	1,312,335
MGE Energy Inc	13,954	710,956
Middlesex Water Co	9,574	187,267
New Jersey Resources Corp	25,122	995,334
Northwest Natural Gas Co	16,197	715,907
NorthWestern Corp	21,995	763,886
Ormat Technologies Inc	10,613	204,619
Otter Tail Corp	21,871	546,775
Piedmont Natural Gas Co Inc	43,528	1,362,862
PNM Resources Inc	48,092	986,367
Portland General Electric Co	45,650	1,248,984
SJW Corp	8,643	229,904
South Jersey Industries Inc	18,395	925,820

	Shares	Value
Southwest Gas Corp	27,934	$1,184,681
The Empire District Electric Co	25,470	519,079
The Laclede Group Inc	13,766	531,505
UIL Holdings Corp	30,632	1,096,932
Unitil Corp	8,299	215,110
UNS Energy Corp	24,365	1,033,563
WGL Holdings Inc	31,215	1,223,316
York Water Co	7,742	136,027

		24,393,210

Total Common Stocks (Cost $683,829,489)		724,696,012

CLOSED-END MUTUAL FUND - 0.0%

Firsthand Technology Value Fund Inc *	5,257	91,682

Total Closed-End Mutual Fund (Cost $98,824)		91,682

	Principal Amount
SHORT-TERM INVESTMENT - 2.6%

Repurchase Agreement - 2.6%

Fixed Income Clearing Corp 0.010% due 01/02/13 (Dated 12/31/12, repurchase price of $19,381,618; collateralized by U.S. Treasury Notes: 0.250% due 07/15/15 and value $19,770,000)	$19,381,607	19,381,607

Total Short-Term Investment (Cost $19,381,607)		19,381,607

TOTAL INVESTMENTS - 99.7% (Cost $703,309,920)		744,171,452

OTHER ASSETS & LIABILITIES, NET - 0.3%		1,913,940

NET ASSETS - 100.0%		$746,085,392

Notes to Schedule of Investments

(a)	As of December 31, 2012, the portfolio was diversified as a percentage of net assets as follows:

Financials	22.2%
Information Technology	16.1%
Industrials	15.1%
Consumer Discretionary	13.6%
Health Care	11.7%
Energy	5.9%
Materials	5.1%
Consumer Staples	3.4%
Utilities	3.3%
Short-Term Investment	2.6%
Telecommunication Services	0.7%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	As of December 31, 2012, $1,208,000 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2012

(d)	Open futures contracts outstanding as of December 31, 2012 were as follows:

Long Futures Outstanding	Number of Contracts	Notional Amount	Unrealized Appreciation
Russell 2000 Mini (03/13)	259	$21,514,155	$412,785

(e)	Fair Value Measurements

The following is a summary of the portfolio's investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio's assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2012:

		Total Value at December 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants (1)	$2,151	$2,151	$-	$-
	Common Stocks (1)	724,696,012	724,696,012	-	-
	Closed-End Mutual Fund	91,682	91,682	-	-
	Short-Term Investment	19,381,607	-	19,381,607	-
	Derivatives:
	Equity Contracts
	Futures	412,785	412,785	-	-

	Total	$744,584,237	$725,202,630	$19,381,607	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-143

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies—not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies—not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers—not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) The Chief Executive Officer and Treasurer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) provide reasonable assurances that material information relating to Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof — attached hereto as Exhibit 99.CODE

(a)(2)	Separate certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99.CERT.

(a)(3)	Not Applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30b-2(a)) is attached hereto as Exhibit 99.906.CERT pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Select Fund

By:	/s/ Mary Ann Brown
Mary Ann Brown
Chief Executive Officer

Date:	March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mary Ann Brown
Mary Ann Brown
Chief Executive Officer

Date:	March 8, 2013

By:	/s/ Brian D. Klemens
Brian D. Klemens
Treasurer (Principal Financial and Accounting Officer)

Date:	March 8, 2013